UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-670-2000

Date of fiscal year end: July 31, 2014

Date of reporting period: July 31, 2014

Item 1. Reports to Stockholders.

JULY 31, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares North American Tech ETF | IGM | NYSE Arca
➢	iShares North American Tech-Multimedia Networking ETF | IGN | NYSE Arca
➢	iShares North American Tech-Software ETF | IGV | NYSE Arca
➢	iShares North American Natural Resources ETF | IGE | NYSE Arca
➢	iShares PHLX Semiconductor ETF | SOXX | NASDAQ
➢	iShares NYSE Composite ETF | NYC | NYSE Arca
➢	iShares NYSE 100 ETF | NY | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. DOMESTIC MARKET OVERVIEW

U.S. equities experienced strong performance during the 12-month period ended July 31, 2014 (the “reporting period”), as modest economic growth and solid corporate profits offset concerns about global growth, the banking system and geopolitical events. Clarification of the U.S. Federal Reserve Bank’s (the “Fed’s”) monetary support and improving economic growth led to a sustained rally in U.S. equities from September 2013 to December 2013. However, events in early 2014 dampened the rally, as slow economic growth in the U.S. and China, the Fed’s less accommodative monetary policy and political tension in Ukraine raised concerns for investors. Investors were also reminded of lingering issues in the banking system, as a Portuguese bank failed and Argentina defaulted on certain of its government-issued debt. When these credit issues flared up in July 2014, stocks declined from all-time highs for many U.S. equity indexes.

The Fed’s monetary policy continued to be a driving force in the U.S. equity market’s performance. In September 2013, the Fed clarified its intention to maintain the policy of monthly purchases of $85 billion in U.S. Treasury and mortgage bonds. U.S. economic growth also improved, increasing at a 3.3% annualized pace from July 2013 to December 2013. The Fed’s commitment to economic stimulus and better economic growth calmed markets, leading to a strong rally in global markets that lasted through the end of 2013.

In January 2014, the Fed made a highly anticipated policy shift, reducing its bond purchases by $10 billion per month. Subsequently, equities declined, as the Fed’s policy shift coincided with slower manufacturing and industrial production growth in the U.S. and China. In March 2014, the Fed provided some reassurance to markets when it eliminated the 6.5% unemployment target in favor of a broader definition of economic stability while maintaining the 2% inflation target. For the remainder of the reporting period, the Fed continued to trim bond purchases, while noting improvement in labor markets and modestly rising inflation.

U.S. economic data continued to demonstrate a moderate economic recovery for most of the reporting period. However, the U.S. economy abruptly declined during the first calendar quarter of 2014, raising fears about the fragility of the recovery. Unusually cold weather on the East Coast combined with slow global growth brought the economy to a standstill until warmer weather led to improving economic growth in the spring and summer of 2014.

The inflation rate fluctuated between approximately 1-2% during most of the reporting period, although inflation rose during the second half of the reporting period to 2.1% in June 2014. The unemployment rate fell to 6.2% in July 2014, declining by more than one percentage point during the reporting period. Housing prices continued to recover, lifted by low mortgage rates and job growth. U.S. corporations were the strongest segment of the economy, as profit growth remained robust. Credit conditions also eased, as the improving balance sheets of companies and consumers increased access to low-cost borrowing.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® NORTH AMERICAN TECH ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	24.29%	24.31%	24.89%	24.29%	24.31%	24.89%
5 Years	16.58%	16.58%	17.12%	115.30%	115.32%	120.36%
10 Years	9.20%	9.21%	9.69%	141.15%	141.27%	152.26%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,092.70	$2.44	$1,000.00	$1,022.50	$2.36	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NORTH AMERICAN TECH ETF

The iShares North American Tech ETF (the “Fund”) seeks to track the investment results of an index composed of North American equities in the technology sector, as represented by the S&P North American Technology Sector Index™ (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 24.29%, net of fees, while the total return for the Index was 24.89%.

Technology stocks, as represented by the Index, outperformed the S&P 500® during the reporting period, as an improving economy bolstered returns for the group.

Technology stocks are generally economically cyclical, which means they particularly benefit from an improving economy. Tech stock performance was especially strong in the second quarter of 2014 when U.S. GDP grew at a rate of 4.2% from the previous quarter. Performance was weakest in the first quarter of 2014, when GDP growth was negative.

Although there is a long-term trend of a shift toward mobile computing and away from personal computers, PC manufacturers rebounded in the first half of 2014. After unit shipments declined 10% in 2013, sales of PCs were slightly up during the first half of 2014, despite continuing competition from tablets and smartphones. According to Gartner Inc., an industry consultant, companies began upgrading their hardware in 2014 to replace aging systems. At the same time, sales of some tablet models have recently cooled.

Still, the overall trend is for the technology sector to reshape itself to adapt to declines in PC demand and for growth in tablets, smartphones and cloud computing. However, not all technology players have been able to adapt. Cloud computing is seen as a threat to IT infrastructure suppliers, whose products and services see a lesser demand.

Meanwhile, certain areas of technology are growing at a strong rate. For example, supply chain management software, which helps companies forecast demand for their products, is experiencing double-digit revenue growth in 2014.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Software	19.99%
IT Services	17.53
Internet Software & Services	16.44
Computers & Peripherals	14.40
Semiconductors & Semiconductor Equipment	13.10
Communications Equipment	8.66
Internet & Catalog Retail	6.02
Electronic Equipment, Instruments & Components	3.86

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

Apple Inc.	8.61%
Google Inc.	8.44
Microsoft Corp.	8.40
International Business Machines Corp.	4.72
Intel Corp.	4.37
Oracle Corp.	3.59
Cisco Systems Inc.	3.35
Facebook Inc. Class A	3.23
QUALCOMM Inc.	3.22
Amazon.com Inc.	3.02

TOTAL	50.95%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® NORTH AMERICAN TECH-MULTIMEDIA NETWORKING ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.25%	14.24%	14.64%	14.25%	14.24%	14.64%
5 Years	7.46%	7.45%	7.79%	43.31%	43.23%	45.50%
10 Years	2.79%	2.80%	3.20%	31.71%	31.74%	37.04%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,023.10	$2.36	$1,000.00	$1,022.50	$2.36	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NORTH AMERICAN TECH-MULTIMEDIA NETWORKING ETF

The iShares North American Tech-Multimedia Networking ETF (the “Fund”) seeks to track the investment results of an index composed of North American equities in the multimedia and networking technology sectors, as represented by the S&P North American Technology Multimedia Networking Index™ (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 14.25%, net of fees, while the total return for the Index was 14.64%.

Companies focused on multimedia and networking, as represented by the Index, generally trailed the broader technology sector during the reporting period, as economic weakness in Europe and emerging markets hurt sales and profits. Major products produced by this sector include cell phones, wireless and landline infrastructure equipment, digital subscriber lines, cable modems and networking devices such as routers and switches. Developing countries, where wireless network market penetration is low, normally hold strong potential for new subscriber accounts and related equipment sales. However, customers often delay purchases of this equipment during an economic downturn.

Key trends in the mobile industry include the expanding role of mobile as the leading computing platform and the shift from voice-centric phones to data-centric smartphones. Consumers are using their smartphones and tablets to perform tasks previously performed on their personal computers, such as e-mail, web-browsing, gaming and social networking.

Wireless companies are battling each other for additional phone subscriptions, as companies launch campaigns to slash prices and eliminate long-term contracts.

In addition, new devices continue to come to market, including wearable technology such as glasses, smart watches and fitness health devices. Mobile is on the leading edge of innovation that crosses virtually every industry and sector, and is currently a key engine of U.S. economic growth.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Communications Equipment	100.00%

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

Cisco Systems Inc.	8.95%
F5 Networks Inc.	8.83
Motorola Solutions Inc.	8.38
Juniper Networks Inc.	8.36
QUALCOMM Inc.	8.12
ARRIS Group Inc.	4.95
Palo Alto Networks Inc.	4.77
Brocade Communications Systems Inc.	4.68
Harris Corp.	4.15
Riverbed Technology Inc.	4.01

TOTAL	65.20%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® NORTH AMERICAN TECH-SOFTWARE ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.14%	16.14%	16.64%	16.14%	16.14%	16.64%
5 Years	16.01%	16.01%	16.52%	110.14%	110.16%	114.75%
10 Years	9.78%	9.78%	10.26%	154.14%	154.16%	165.57%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,034.90	$2.37	$1,000.00	$1,022.50	$2.36	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NORTH AMERICAN TECH-SOFTWARE ETF

The iShares North American Tech-Software ETF (the “Fund”) seeks to track the investment results of an index composed of North American equities in the software sector, as represented by the S&P North American Technology Software Index™ (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 16.14%, net of fees, while the total return for the Index was 16.64%.

Companies focused on software, as represented by the Index, performed in line with the S&P 500® but generally trailed the broader technology sector during the reporting period.

Many of the software companies comprising the Index’s ten largest constituents continue to have products that dominate market share, whether it is a leading operating system, enterprise database software or personal and business finance application. Because of this dominant position, these companies continue to have sustainable economic advantages.

Two major trends affecting software companies are the ongoing shifts towards mobile technology and cloud computing. As an example of these themes, a leading software maker and large constituent within the Index acquired a major mobile phone manufacturer during the reporting period, reflecting the trend toward mobile computing. Meanwhile, another large constituent within the Index known for its design and photographic software reported double-digit earnings growth, as it transitioned to subscription cloud services and away from packaged software.

Technology stocks tended to track the economy during the reporting period. The Index generally rose in price during quarters of the reporting period in which GDP growth was positive. It was only during the weeks following the first quarter of 2014, when GDP was reported to be negative, that the Index significantly declined, only to rebound sharply along with the economy in the second quarter.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Application Software	57.13%
Systems Software	35.93
Home Entertainment Software	6.94

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

Microsoft Corp.	8.77%
Adobe Systems Inc.	8.56
Salesforce.com Inc.	8.27
Oracle Corp.	7.93
Intuit Inc.	6.28
Symantec Corp.	4.42
Autodesk Inc.	3.28
Citrix Systems Inc.	3.00
Activision Blizzard Inc.	2.98
Red Hat Inc.	2.97

TOTAL	56.46%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® NORTH AMERICAN NATURAL RESOURCES ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.33%	20.24%	21.00%	20.33%	20.24%	21.00%
5 Years	11.63%	11.65%	12.21%	73.33%	73.48%	77.88%
10 Years	10.82%	10.83%	11.36%	179.39%	179.58%	193.25%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,169.60	$2.53	$1,000.00	$1,022.50	$2.36	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NORTH AMERICAN NATURAL RESOURCES ETF

The iShares North American Natural Resources ETF (the “Fund”) seeks to track the investment results of an index composed of North American equities in the natural resources sector, as represented by the S&P North American Natural Resources Sector Index™ (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 20.33%, net of fees, while the total return for the Index was 21.00%.

Natural resources stocks, as represented by the Index, posted a strong double-digit return, outperforming the S&P 500® during the reporting period.

Within the Index, the top contributors to return were found within the oil and gas sector, which includes such activities as exploration/production, equipment/services and storage/transportation. About 85 percent of the Index is currently composed of energy-related companies, with the balance primarily consisting of other commodities such as metals and paper products.

Despite record levels of U.S. demand, crude oil prices were generally flat to slightly down for the reporting period. Turmoil in Iraq and other areas of the Middle East was less problematic than would historically be the case, as U.S. energy companies continue to boost production creating less reliance on oil from the Persian Gulf. Total crude oil production in the U.S. averaged 8.5 million barrels per day in July 2014, the highest monthly level of production in more than 25 years. The share of total U.S. petroleum consumption met by net imports fell from 60% in 2005 to about 33% in 2013.

For precious metals, the price of gold declined from $1,315 per oz. to $1,285 per oz. while silver rose slightly from $19.94 to $20.69 per oz. during the reporting period.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Oil, Gas & Consumable Fuels	65.91%
Energy Equipment & Services	19.87
Metals & Mining	8.61
Containers & Packaging	3.36
Paper & Forest Products	1.32
Construction Materials	0.93

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

Chevron Corp.	7.68%
Exxon Mobil Corp.	7.29
Schlumberger Ltd.	6.44
ConocoPhillips	4.62
Occidental Petroleum Corp.	3.50
Suncor Energy Inc.	2.75
EOG Resources Inc.	2.73
Halliburton Co.	2.66
Anadarko Petroleum Corp.	2.46
Canadian Natural Resources Ltd.	2.18

TOTAL	42.31%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® PHLX SEMICONDUCTOR ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	28.89%	28.88%	29.43%	28.89%	28.88%	29.43%
5 Years	15.56%	15.55%	16.03%	106.09%	106.02%	110.29%
10 Years	5.81%	5.83%	6.22%	75.96%	76.19%	82.87%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through October 14, 2010 reflects the performance of the S&P North American Technology-Semiconductors Index. Index performance beginning on October 15, 2010 reflects the performance of the PHLX Semiconductor Sector Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,155.50	$2.51	$1,000.00	$1,022.50	$2.36	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® PHLX SEMICONDUCTOR ETF

The iShares PHLX Semiconductor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the semiconductor sector, as represented by the PHLX Semiconductor Sector IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 28.89%, net of fees, while the total return for the Index was 29.43%.

Semiconductor stocks, as represented by the Index, posted strong returns and outperformed most other industry groups within the technology sector during the reporting period.

According to the Semiconductor Industry Association, global sales rose 11% during the first half of 2014 vs. the same period in 2013 — itself a record year. During the same time period, total earnings for semiconductor manufacturers also increased at a double digit rate.

Several factors are helping to boost sales and profits for manufacturers. Prices have remained high on memory chips, as they have benefited from strong demand as well as consolidation among manufacturers which has led to reduced chip supplies. Sales of personal computers, which are a major user of semiconductor chips, have stabilized after a period of decline. In addition, demand remains strong for smartphones, which also use a wide variety of chips.

In addition to these traditional categories, demand has been growing for chips in medical devices, automobiles and what has been dubbed the “Internet of Things.” This phrase refers to adding computing and communications capability to everyday devices such as thermostats, light bulbs and security applications.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Semiconductors	72.39%
Semiconductor Equipment	16.63
Communications Equipment	7.23
Computer Storage & Peripherals	3.75

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

Intel Corp.	9.79%
Micron Technology Inc.	7.87
Texas Instruments Inc.	7.77
QUALCOMM Inc.	7.23
Applied Materials Inc.	6.14
Broadcom Corp. Class A	4.74
NXP Semiconductors NV	3.96
Avago Technologies Ltd.	3.88
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	3.84
SanDisk Corp.	3.75

TOTAL	58.97%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® NYSE COMPOSITE ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.71%	14.69%	14.97%	14.71%	14.69%	14.97%
5 Years	13.33%	13.34%	13.53%	86.92%	87.02%	88.62%
10 Years	7.72%	7.71%	7.87%	110.27%	110.08%	113.22%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,089.10	$1.29	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NYSE COMPOSITE ETF

The iShares NYSE Composite ETF (the “Fund”) seeks to track the investment results of an index composed of equity securities listed on the New York Stock Exchange, as represented by the NYSE Composite Index® (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 14.71%, net of fees, while the total return for the Index was 14.97%.

In an environment of improving economic growth, low interest rates and very good profit margins, the Index posted a solid return for the reporting period, as every sector posted positive returns. Despite international tensions in the Middle East and Ukraine, as well as Argentina’s default on certain of its government-issued debt, the economy, as represented by the Index, improved.

The financials, energy, health care and industrials sectors provided the largest positive contributions to Index returns. The financials sector continued to benefit from low interest rates and improving credit conditions. Energy stocks benefited from stable energy prices and a reduced dependence on foreign oil in a period of international instability. The health care sector recovered from years of uncertainty brought on by the passing and implementation of the Affordable Care Act. The industrials sector performed well, reflecting a boost in manufacturing activity to its highest level in three years.

The utilities and consumer staples sectors lagged the overall Index. In general, these sectors would be considered “defensive” in nature and are less affected by economic growth. In a period of improving growth, such sectors typically underperform the overall stock market.

Special note — On July 22, 2014, the Board of Trustees of iShares Trust unanimously voted to close and liquidate the Fund. After the close of business on October 14, 2014, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 15, 2014. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 21, 2014.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Financials	23.44%
Energy	14.46
Health Care	12.14
Industrials	10.89
Consumer Discretionary	9.55
Consumer Staples	8.67
Information Technology	6.91
Materials	6.22
Telecommunication Services	4.33
Utilities	3.39

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

Exxon Mobil Corp.	1.94%
Johnson & Johnson	1.29
Wells Fargo & Co.	1.23
General Electric Co.	1.14
Chevron Corp.	1.12
Berkshire Hathaway Inc. Class B	1.10
J.P. Morgan Chase & Co.	0.98
Novartis AG SP ADR	0.98
Verizon Communications Inc.	0.95
Procter & Gamble Co. (The)	0.95

TOTAL	11.68%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® NYSE 100 ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.49%	12.37%	12.75%	12.49%	12.37%	12.75%
5 Years	14.49%	14.50%	14.73%	96.72%	96.81%	98.76%
10 Years	6.25%	6.25%	6.45%	83.42%	83.44%	86.76%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,086.70	$1.03	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NYSE 100 ETF

The iShares NYSE 100 ETF (the “Fund”) seeks to track the investment results of an index composed of 100 large-capitalization companies listed on the New York Stock Exchange, as represented by the NYSE U.S. 100 Index® (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 12.49%, net of fees, while the total return for the Index was 12.75%.

In an environment of improving economic growth, low interest rates and very good profit margins, the Index posted a solid return for the reporting period, as every sector posted positive returns. Despite international tensions in the Middle East and Ukraine, as well as Argentina’s default on certain of its government-issued debt, the economy, as represented by the Index, improved.

The energy, industrials, financials and health care sectors provided the largest positive contributions to Index returns. Energy stocks benefited from stable energy prices and a reduced dependence on foreign oil in a period of international instability. The industrials sector performed well, reflecting a boost in manufacturing activity to its highest level in three years. The financials sector continued to benefit from low interest rates and improving credit conditions. The health care sector recovered from years of uncertainty brought on by the passing and implementation of the Affordable Care Act. These four sectors accounted for approximately 60% of the total Index on average during the reporting period.

The utilities, telecommunication services and consumer staples sectors lagged the overall Index. In general, these sectors would be considered “defensive” in nature and are less affected by economic growth. In a period of improving growth, such sectors typically underperform the overall stock market.

Special note — On July 22, 2014, the Board of Trustees of iShares Trust unanimously voted to close and liquidate the Fund. After the close of business on October 14, 2014, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 15, 2014. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 21, 2014.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Financials	19.04%
Health Care	14.69
Energy	14.51
Consumer Staples	12.67
Industrials	12.64
Consumer Discretionary	8.70
Information Technology	7.86
Telecommunication Services	4.50
Materials	3.45
Utilities	1.94

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

Exxon Mobil Corp.	4.86%
Johnson & Johnson	3.24
Wells Fargo & Co.	3.07
General Electric Co.	2.89
Chevron Corp.	2.82
J.P. Morgan Chase & Co.	2.47
Procter & Gamble Co. (The)	2.39
Verizon Communications Inc.	2.39
International Business Machines Corp.	2.22
AT&T Inc.	2.11

TOTAL	28.46%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2014 and held through July 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® NORTH AMERICAN TECH ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.94%

COMMUNICATIONS EQUIPMENT — 8.66%
ADTRAN Inc.	10,570	$235,077
ARRIS Group Inc.[a]	22,210	758,916
Aruba Networks Inc.[a]	19,703	351,896
Brocade Communications Systems Inc.	81,138	747,281
Ciena Corp.[a,b]	19,267	376,284
Cisco Systems Inc.	949,239	23,949,300
CommScope Holding Co. Inc.[a]	15,158	373,493
EchoStar Corp. Class Aa	7,468	378,628
F5 Networks Inc.[a]	14,031	1,579,750
Finisar Corp.[a,b]	18,128	357,665
Harris Corp.	19,681	1,343,622
Infinera Corp.[a,b]	22,901	210,689
InterDigital Inc.	7,427	327,456
Ixia[a]	10,396	111,237
JDS Uniphase Corp.[a,b]	43,127	511,917
Juniper Networks Inc.[a]	87,779	2,066,318
Motorola Solutions Inc.	41,920	2,669,466
NETGEAR Inc.[a]	6,692	209,527
Palo Alto Networks Inc.[a,b]	8,662	700,409
Plantronics Inc.	7,879	370,077
Polycom Inc.[a]	25,884	331,833
QUALCOMM Inc.	312,765	23,050,780
Riverbed Technology Inc.[a]	29,873	534,727
ViaSat Inc.[a]	7,921	463,141

		62,009,489
COMPUTERS & PERIPHERALS — 14.39%
3D Systems Corp.[a,b]	18,933	949,111
Apple Inc.	645,189	61,660,713
BlackBerry Ltd.[a,b]	92,232	860,524
Diebold Inc.	12,098	455,853
Electronics For Imaging Inc.[a]	8,548	376,710
EMC Corp.	379,362	11,115,307
Hewlett-Packard Co.	346,760	12,348,124
Lexmark International Inc. Class A	11,587	556,524
NCR Corp.[a]	31,097	962,452
NetApp Inc.	61,379	2,383,960
QLogic Corp.[a]	15,995	145,554
SanDisk Corp.	41,925	3,844,942
Seagate Technology PLC	60,490	3,544,714
Western Digital Corp.	38,765	3,869,910

		103,074,398

Security	Shares	Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.86%
Amphenol Corp. Class A	29,146	$2,802,971
Anixter International Inc.	4,935	424,262
Arrow Electronics Inc.[a]	18,514	1,072,886
Avnet Inc.	25,636	1,085,172
AVX Corp.	8,722	118,619
Belden Inc.	8,132	552,163
Benchmark Electronics Inc.[a]	9,885	238,723
CDW Corp.	16,002	494,302
Celestica Inc.[a]	29,873	320,537
Cognex Corp.[a]	15,267	625,642
Coherent Inc.[a]	4,677	275,522
Corning Inc.	242,460	4,764,339
Dolby Laboratories Inc. Class Aa	9,029	403,054
FEI Co.	7,792	596,867
FLIR Systems Inc.	26,230	872,934
Ingram Micro Inc. Class Aa	28,751	825,154
InvenSense Inc.[a,b]	9,657	222,208
IPG Photonics Corp.[a,b]	6,397	430,838
Itron Inc.[a,b]	7,352	264,525
Jabil Circuit Inc.	34,405	686,724
Knowles Corp.[a]	15,739	457,690
Littelfuse Inc.	4,208	365,759
National Instruments Corp.	18,145	577,737
OSI Systems Inc.[a]	3,542	234,835
Plexus Corp.[a]	6,173	242,784
Sanmina Corp.[a]	15,199	353,985
SYNNEX Corp.[a]	5,065	326,692
TE Connectivity Ltd.	75,735	4,687,239
Tech Data Corp.[a]	7,015	440,472
Trimble Navigation Ltd.[a]	48,333	1,493,490
Universal Display Corp.[a,b]	7,600	233,016
Vishay Intertechnology Inc.	24,943	367,410
Zebra Technologies Corp. Class Aa	9,379	750,976

		27,609,527
INTERNET & CATALOG RETAIL — 6.01%
Amazon.com Inc.[a]	69,069	21,617,906
Expedia Inc.	19,004	1,509,298
Groupon Inc.[a,b]	70,089	453,476
HomeAway Inc.[a]	11,940	414,557
Netflix Inc.[a]	11,110	4,696,419
Priceline Group Inc. (The)[a]	9,716	12,071,644
Shutterfly Inc.[a]	7,041	347,262
TripAdvisor Inc.[a,b]	20,615	1,955,127

		43,065,689

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN TECH ETF

July 31, 2014

Security	Shares	Value

INTERNET SOFTWARE & SERVICES — 16.43%
Akamai Technologies Inc.[a]	32,980	$1,946,480
AOL Inc.[a]	14,934	575,706
Bankrate Inc.[a]	10,445	176,103
Conversant Inc.[a,b]	11,828	276,420
Cornerstone OnDemand Inc.[a]	8,564	358,318
CoStar Group Inc.[a]	5,903	848,438
Dealertrack Technologies Inc.[a,b]	8,073	303,303
Demandware Inc.[a]	5,181	312,103
eBay Inc.[a,b]	211,354	11,159,491
Equinix Inc.[a]	9,233	1,980,663
Facebook Inc. Class Aa	318,616	23,147,452
Google Inc. Class Aa	52,494	30,422,898
Google Inc. Class Ca	52,494	30,005,570
IAC/InterActiveCorp	14,268	958,810
j2 Global Inc.[b]	8,284	405,253
LinkedIn Corp. Class Aa	18,276	3,301,377
NIC Inc.	11,007	185,688
Pandora Media Inc.[a,b]	31,961	802,860
Rackspace Hosting Inc.[a]	21,471	650,357
Shutterstock Inc.[a,b]	1,933	150,658
Trulia Inc.[a,b]	6,145	371,957
VeriSign Inc.[a,b]	22,856	1,235,367
Web.com Group Inc.[a]	8,562	227,321
WebMD Health Corp.[a]	6,795	338,595
Yahoo! Inc.[a]	173,516	6,213,608
Yelp Inc.[a,b]	10,884	730,969
Zillow Inc. Class Aa,b	4,367	626,795

		117,712,560
IT SERVICES — 17.52%
Accenture PLC Class A	117,307	9,300,099
Acxiom Corp.[a]	14,193	260,016
Alliance Data Systems Corp.[a]	10,045	2,634,703
Automatic Data Processing Inc.	89,332	7,263,585
Booz Allen Hamilton Holding Corp.	13,560	301,574
Broadridge Financial Solutions Inc.	22,349	902,229
CACI International Inc. Class Aa,b	4,312	297,485
Cardtronics Inc.[a]	8,226	317,195
CGI Group Inc. Class Aa,b	51,067	1,832,284
Cognizant Technology Solutions Corp. Class Aa	112,746	5,530,191
Computer Sciences Corp.	26,904	1,678,541
Convergys Corp.	18,860	365,695
CoreLogic Inc.[a]	17,096	465,011

Security	Shares	Value

DST Systems Inc.	6,472	$582,933
EPAM Systems Inc.[a]	4,450	172,037
Euronet Worldwide Inc.[a]	8,864	443,555
EVERTEC Inc.	12,201	272,814
Fidelity National Information Services Inc.	53,346	3,008,714
Fiserv Inc.[a]	46,192	2,848,661
FleetCor Technologies Inc.[a]	13,674	1,815,770
Gartner Inc.[a]	16,720	1,143,982
Genpact Ltd.[a]	29,214	514,166
Global Payments Inc.	13,351	924,824
Heartland Payment Systems Inc.	6,552	311,220
iGATE Corp.[a,b]	5,538	197,596
International Business Machines Corp.	176,306	33,792,571
Jack Henry & Associates Inc.	15,585	909,385
Leidos Holdings Inc.	11,677	431,348
ManTech International Corp. Class A	4,293	115,911
MasterCard Inc. Class A	186,194	13,806,285
MAXIMUS Inc.	12,645	522,997
NeuStar Inc. Class Aa,b	11,031	307,324
Paychex Inc.	59,984	2,459,944
Sapient Corp.[a]	20,807	307,111
Science Applications International Corp.	7,525	314,319
Syntel Inc.[a]	2,815	243,132
TeleTech Holdings Inc.[a]	3,509	96,603
Teradata Corp.[a]	29,227	1,232,210
Total System Services Inc.	30,761	984,352
Unisys Corp.[a,b]	9,377	199,636
Vantiv Inc. Class Aa	26,197	858,738
VeriFone Systems Inc.[a]	20,824	697,812
Visa Inc. Class A	93,151	19,655,793
Western Union Co.	99,884	1,744,974
WEX Inc.[a]	7,164	773,139
Xerox Corp.	202,464	2,684,673

		125,523,137
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 13.09%
Advanced Micro Devices Inc.[a,b]	119,894	468,786
Altera Corp.	57,951	1,896,157
Amkor Technology Inc.[a]	24,935	220,675
Analog Devices Inc.	58,211	2,889,012
Applied Materials Inc.	225,594	4,728,450
Atmel Corp.[a]	77,731	637,394

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN TECH ETF

July 31, 2014

Security	Shares	Value

Avago Technologies Ltd.	46,641	$3,235,953
Broadcom Corp. Class A	102,976	3,939,862
Cabot Microelectronics Corp.[a]	4,529	182,021
Cavium Inc.[a]	9,738	454,278
Cirrus Logic Inc.[a]	11,557	259,224
Cree Inc.[a,b]	22,648	1,069,665
Cypress Semiconductor Corp.[a]	27,246	275,457
Diodes Inc.[a]	6,691	170,620
Entegris Inc.[a]	25,421	292,087
Fairchild Semiconductor International Inc.[a]	23,259	354,002
First Solar Inc.[a,b]	13,167	830,969
Freescale Semiconductor Ltd.[a,b]	18,474	369,849
GT Advanced Technologies Inc.[a,b]	25,242	349,349
Integrated Device Technology Inc.[a]	25,444	365,376
Intel Corp.	922,430	31,261,153
International Rectifier Corp.[a]	13,130	326,149
Intersil Corp. Class A	24,089	309,062
KLA-Tencor Corp.	30,701	2,194,814
Lam Research Corp.	30,059	2,104,130
Linear Technology Corp.	43,828	1,934,349
Marvell Technology Group Ltd.	78,078	1,041,561
Maxim Integrated Products Inc.	52,378	1,535,199
Microchip Technology Inc.	37,107	1,670,557
Micron Technology Inc.[a]	198,337	6,059,195
Microsemi Corp.[a]	17,699	424,422
MKS Instruments Inc.	9,898	314,558
Monolithic Power Systems Inc.	6,494	267,813
NVIDIA Corp.	103,377	1,809,097
OmniVision Technologies Inc.[a]	10,544	236,186
ON Semiconductor Corp.[a]	81,570	698,239
PMC-Sierra Inc.[a]	36,124	243,115
Power Integrations Inc.	5,696	306,616
Rambus Inc.[a,b]	21,046	242,239
RF Micro Devices Inc.[a,b]	52,965	591,089
Semtech Corp.[a]	12,471	278,477
Silicon Laboratories Inc.[a]	7,418	302,135
Skyworks Solutions Inc.	35,124	1,782,894
Spansion Inc. Class Aa	9,604	182,188
SunEdison Inc.[a,b]	45,624	912,480
SunPower Corp.[a,b]	7,916	290,755
Synaptics Inc.[a,b]	6,667	481,557
Teradyne Inc.	35,856	653,296
Tessera Technologies Inc.	8,777	223,024
Texas Instruments Inc.	200,002	9,250,092

Security	Shares	Value

TriQuint Semiconductor Inc.[a]	31,711	$570,164
Veeco Instruments Inc.[a,b]	7,318	254,008
Xilinx Inc.	49,804	2,048,439

		93,788,238
SOFTWARE — 19.98%
ACI Worldwide Inc.[a,b]	21,159	396,520
Activision Blizzard Inc.	91,499	2,047,748
Adobe Systems Inc.[a]	85,780	5,928,256
Advent Software Inc.	7,410	240,529
ANSYS Inc.[a]	17,200	1,323,368
Aspen Technology Inc.[a]	17,049	740,608
Autodesk Inc.[a]	42,219	2,252,384
Blackbaud Inc.	8,426	309,318
CA Inc.	59,178	1,709,061
Cadence Design Systems Inc.[a]	53,616	902,357
Citrix Systems Inc.[a]	30,359	2,056,215
CommVault Systems Inc.[a]	8,183	392,948
Compuware Corp.	41,068	373,719
Concur Technologies Inc.[a,b]	8,906	827,902
Electronic Arts Inc.[a]	58,280	1,958,208
FactSet Research Systems Inc.	7,296	876,468
Fair Isaac Corp.	6,390	365,188
FireEye Inc.[a,b]	5,631	199,900
Fortinet Inc.[a]	25,438	624,503
Guidewire Software Inc.[a,b]	12,664	512,892
Informatica Corp.[a]	20,332	644,931
Intuit Inc.	52,603	4,311,868
Manhattan Associates Inc.[a]	14,150	415,444
Mentor Graphics Corp.	17,935	354,216
MICROS Systems Inc.[a]	13,865	937,690
Microsoft Corp.	1,392,910	60,117,996
MicroStrategy Inc. Class Aa	1,675	239,743
NetScout Systems Inc.[a]	6,954	295,754
NetSuite Inc.[a,b]	5,755	485,204
Nuance Communications Inc.[a]	48,724	885,802
Open Text Corp.	22,630	1,259,359
Oracle Corp.	636,202	25,696,199
Pegasystems Inc.	6,712	143,435
Progress Software Corp.[a]	9,561	221,624
PTC Inc.[a]	21,960	789,682
QLIK Technologies Inc.[a,b]	16,787	444,184
RealPage Inc.[a,b]	9,098	146,523
Red Hat Inc.[a]	35,115	2,040,884
Rovi Corp.[a]	17,557	410,307
Salesforce.com Inc.[a,b]	104,692	5,679,541

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN TECH ETF

July 31, 2014

Security	Shares	Value

ServiceNow Inc.[a,b]	19,481	$1,145,483
SolarWinds Inc.[a]	12,208	502,237
Solera Holdings Inc.	12,751	816,064
Splunk Inc.[a]	16,856	792,569
SS&C Technologies Holdings Inc.[a]	11,733	508,156
Symantec Corp.	128,165	3,032,384
Synchronoss Technologies Inc.[a]	5,785	233,772
Synopsys Inc.[a]	28,661	1,082,526
Tableau Software Inc. Class Aa	6,416	417,040
Take-Two Interactive Software Inc.[a]	17,466	390,889
TIBCO Software Inc.[a]	28,529	550,610
TiVo Inc.[a]	21,287	286,523
Tyler Technologies Inc.[a,b]	5,353	485,678
Ultimate Software Group Inc. (The)[a,b]	5,250	708,277
Verint Systems Inc.[a]	10,927	512,913
VirnetX Holding Corp.[a,b]	7,857	109,841
VMware Inc. Class Aa,b	15,977	1,587,475
Zynga Inc. Class Aa	128,041	373,880

		143,094,795

TOTAL COMMON STOCKS
(Cost: $541,789,191)		715,877,833

SHORT-TERM INVESTMENTS — 3.82%

MONEY MARKET FUNDS — 3.82%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	25,177,549	25,177,549
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]	1,570,427	1,570,427
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	616,661	616,661

		27,364,637

TOTAL SHORT-TERM INVESTMENTS
(Cost: $27,364,637)		27,364,637

TOTAL INVESTMENTS IN SECURITIES — 103.76%
(Cost: $569,153,828)		743,242,470
Other Assets, Less Liabilities — (3.76)%		(26,902,148)

NET ASSETS — 100.00%		$716,340,322

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® NORTH AMERICAN TECH-MULTIMEDIA NETWORKING ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.98%

COMMUNICATIONS EQUIPMENT — 99.98%
ADTRAN Inc.	255,311	$5,678,117
ARRIS Group Inc.[a],b	469,254	16,034,409
Aruba Networks Inc.[a,b]	483,182	8,629,631
Brocade Communications Systems Inc.	1,644,959	15,150,072
Ciena Corp.[a,b]	475,300	9,282,609
Cisco Systems Inc.	1,149,119	28,992,272
CommScope Holding Co. Inc.[a]	370,837	9,137,424
EchoStar Corp. Class Aa	184,386	9,348,370
F5 Networks Inc.[a,b]	254,055	28,604,053
Finisar Corp.[a,b]	437,919	8,640,142
Harris Corp.	196,722	13,430,211
Infinera Corp.[a,b]	554,320	5,099,744
InterDigital Inc.	183,069	8,071,512
Ixia[a,b]	254,648	2,724,734
JDS Uniphase Corp.[a]	1,062,167	12,607,922
Juniper Networks Inc.[a]	1,150,518	27,083,194
Motorola Solutions Inc.	426,381	27,151,942
NETGEAR Inc.[a,b]	165,219	5,173,007
Palo Alto Networks Inc.[a,b]	191,085	15,451,133
Plantronics Inc.	192,553	9,044,214
Polycom Inc.[a]	625,184	8,014,859
QUALCOMM Inc.	357,163	26,322,913
Riverbed Technology Inc.[a]	726,532	13,004,923
ViaSat Inc.[a,b]	193,120	11,291,726

		323,969,133

TOTAL COMMON STOCKS
(Cost: $319,664,828)		323,969,133

SHORT-TERM INVESTMENTS — 10.46%

MONEY MARKET FUNDS — 10.46%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	31,749,047	31,749,047
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]	1,980,318	1,980,318
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	163,652	163,652

		33,893,017

TOTAL SHORT-TERM INVESTMENTS
(Cost: $33,893,017)		33,893,017

Value

TOTAL INVESTMENTS IN SECURITIES — 110.44%
(Cost: $353,557,845)	$357,862,150
Other Assets, Less Liabilities — (10.44)%	(33,829,265)

NET ASSETS — 100.00%	$324,032,885

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® NORTH AMERICAN TECH-SOFTWARE ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.98%

APPLICATION SOFTWARE — 57.12%
ACI Worldwide Inc.[a,b]	299,391	$5,610,587
Adobe Systems Inc.[a]	1,208,043	83,487,852
Advent Software Inc.	107,073	3,475,590
ANSYS Inc.[a]	243,825	18,759,895
Aspen Technology Inc.[a]	242,154	10,519,170
Autodesk Inc.[a]	599,590	31,988,126
Blackbaud Inc.	121,558	4,462,394
Cadence Design Systems Inc.[a,b]	761,603	12,817,778
Citrix Systems Inc.[a,b]	431,162	29,202,602
Compuware Corp.	578,427	5,263,686
Concur Technologies Inc.[a,b]	125,695	11,684,607
FactSet Research Systems Inc.	103,588	12,444,026
Fair Isaac Corp.	90,097	5,149,044
Guidewire Software Inc.[a,b]	178,905	7,245,652
Informatica Corp.[a]	288,762	9,159,531
Intuit Inc.	746,998	61,231,426
Manhattan Associates Inc.[a]	199,545	5,858,641
Mentor Graphics Corp.	254,944	5,035,144
MicroStrategy Inc. Class Aa	23,793	3,405,492
NetScout Systems Inc.[a]	97,305	4,138,382
Nuance Communications Inc.[a,b]	692,482	12,589,323
Open Text Corp.	319,889	17,801,823
Pegasystems Inc.	92,353	1,973,584
PTC Inc.[a]	311,986	11,219,017
QLIK Technologies Inc.[a,b]	236,039	6,245,592
RealPage Inc.[a,b]	132,759	2,138,084
Salesforce.com Inc.[a,b]	1,486,381	80,636,169
SolarWinds Inc.[a]	172,703	7,105,001
Solera Holdings Inc.	180,959	11,581,376
Splunk Inc.[a,b]	239,448	11,258,845
SS&C Technologies Holdings Inc.[a]	165,938	7,186,775
Synchronoss Technologies Inc.[a,b]	81,301	3,285,373
Synopsys Inc.[a]	407,111	15,376,582
TIBCO Software Inc.[a,b]	402,161	7,761,707
TiVo Inc.[a]	302,408	4,070,412
Tyler Technologies Inc.[a,b]	76,471	6,938,214
Ultimate Software Group Inc. (The)[a,b]	74,561	10,059,025
Verint Systems Inc.[a]	155,398	7,294,382
VirnetX Holding Corp.[a,b]	112,574	1,573,785

		557,034,694

Security	Shares	Value

HOME ENTERTAINMENT SOFTWARE — 6.94%
Activision Blizzard Inc.	1,299,477	$29,082,295
Electronic Arts Inc.[a]	827,643	27,808,805
Take-Two Interactive Software Inc.[a]	247,582	5,540,885
Zynga Inc. Class Aa	1,800,965	5,258,818

		67,690,803
SYSTEMS SOFTWARE — 35.92%
CA Inc.	839,154	24,234,768
CommVault Systems Inc.[a,b]	116,784	5,607,968
FireEye Inc.[a,b]	80,218	2,847,739
Fortinet Inc.[a]	360,162	8,841,977
MICROS Systems Inc.[a]	196,813	13,310,463
Microsoft Corp.	1,981,427	85,518,389
NetSuite Inc.[a,b]	81,820	6,898,244
Oracle Corp.	1,914,423	77,323,545
Progress Software Corp.[a,b]	135,254	3,135,188
Red Hat Inc.[a]	498,233	28,957,302
Rovi Corp.[a]	249,423	5,829,015
ServiceNow Inc.[a,b]	276,707	16,270,372
Symantec Corp.	1,820,096	43,063,471
Tableau Software Inc. Class Aa,b	91,261	5,931,965
VMware Inc. Class Aa,b	226,473	22,502,357

		350,272,763

TOTAL COMMON STOCKS
(Cost: $932,097,412)		974,998,260

SHORT-TERM INVESTMENTS — 15.35%

MONEY MARKET FUNDS — 15.35%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	140,375,311	140,375,311
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]	8,755,782	8,755,782
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	528,491	528,491

		149,659,584

TOTAL SHORT-TERM INVESTMENTS
(Cost: $149,659,584)		149,659,584

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN TECH-SOFTWARE ETF

July 31, 2014

Value
TOTAL INVESTMENTS IN SECURITIES — 115.33%
(Cost: $1,081,756,996)	$1,124,657,844
Other Assets, Less Liabilities — (15.33)%	(149,469,143)

NET ASSETS — 100.00%	$975,188,701

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® NORTH AMERICAN NATURAL RESOURCES ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.91%

CONSTRUCTION MATERIALS — 0.93%
Eagle Materials Inc.	55,288	$5,021,256
Martin Marietta Materials Inc.	67,072	8,332,354
Vulcan Materials Co.	144,736	9,137,184

		22,490,794

CONTAINERS & PACKAGING — 3.36%
AptarGroup Inc.	72,290	4,416,919
Avery Dennison Corp.	105,185	4,965,784
Ball Corp.	154,267	9,450,397
Bemis Co. Inc.	111,354	4,343,920
Berry Plastics Group Inc.[a]	111,239	2,701,995
Crown Holdings Inc.[a]	153,289	7,135,603
Graphic Packaging Holding Co.[a]	360,889	4,330,668
Greif Inc. Class A	34,045	1,708,378
MeadWestvaco Corp.	185,701	7,762,302
Owens-Illinois Inc.[a]	182,474	5,691,364
Packaging Corp. of America	108,750	7,194,900
Rock-Tenn Co. Class A	79,398	7,894,543
Sealed Air Corp.	214,927	6,903,455
Silgan Holdings Inc.	48,428	2,383,626
Sonoco Products Co.	112,715	4,411,665

		81,295,519

ENERGY EQUIPMENT & SERVICES — 19.85%
Atwood Oceanics Inc.[a]	64,369	3,099,367
Baker Hughes Inc.	481,527	33,114,612
Bristow Group Inc.	39,601	2,826,323
Cameron International Corp.[a]	225,572	15,995,311
CARBO Ceramics Inc.	22,105	2,752,957
Core Laboratories NV	49,643	7,269,224
Diamond Offshore Drilling Inc.	76,260	3,568,205
Dresser-Rand Group Inc.[a,b]	84,491	5,028,059
Dril-Quip Inc.[a,b]	44,934	4,527,999
Ensco PLC Class A	258,165	13,076,057
Exterran Holdings Inc.	65,646	2,773,544
FMC Technologies Inc.[a]	259,830	15,797,664
Forum Energy Technologies Inc.[a]	71,101	2,366,952
Frank’s International NV	33,975	786,521
Halliburton Co.	932,659	64,344,144
Helix Energy Solutions Group Inc.[a]	109,271	2,778,762
Helmerich & Payne Inc.	119,454	12,693,182
McDermott International Inc.[a,b]	265,319	1,936,829
Nabors Industries Ltd.	289,561	7,864,477
National Oilwell Varco Inc.	473,889	38,403,965

Security	Shares	Value

Nobel Corp. PLC	281,329	$8,825,291
Oceaneering International Inc.	119,506	8,115,652
Oil States International Inc.[a]	59,004	3,616,355
Patterson-UTI Energy Inc.	159,648	5,483,909
Precision Drilling Corp.	322,965	4,024,144
Rowan Companies PLC Class A	137,291	4,190,121
RPC Inc.	66,066	1,486,485
Schlumberger Ltd.	1,437,928	155,857,016
SEACOR Holdings Inc.[a]	21,286	1,616,885
Seventy Seven Energy Inc.[a]	39,961	896,325
Superior Energy Services Inc.	173,127	5,817,067
Tidewater Inc.	55,141	2,606,515
Transocean Ltd.	375,941	15,165,460
Unit Corp.[a]	48,780	3,090,213
Weatherford International Ltd.[a]	850,177	19,018,460

		480,814,052

METALS & MINING — 8.60%
Agnico-Eagle Mines Ltd.	228,031	8,480,473
Alcoa Inc.	1,295,351	21,230,803
Barrick Gold Corp.	1,287,170	23,272,034
Compass Minerals International Inc.	37,181	3,198,310
Eldorado Gold Corp.	791,621	5,873,828
Franco-Nevada Corp.	163,019	9,218,724
Freeport-McMoRan Inc.	1,147,254	42,700,794
Goldcorp Inc.	898,781	24,626,599
Kinross Gold Corp.[a]	1,264,253	5,044,369
New Gold Inc.[a]	560,183	3,439,524
Newmont Mining Corp.	550,680	13,717,439
Pan American Silver Corp.	168,077	2,467,370
Royal Gold Inc.	71,792	5,425,321
Silver Wheaton Corp.	395,555	10,327,941
Stillwater Mining Co.[a,b]	132,533	2,372,341
Teck Resources Ltd. Class B	515,392	12,348,792
Turquoise Hill Resources Ltd.[a,b]	873,184	3,021,217
US Silica Holdings Inc.	59,481	3,344,022
Yamana Gold Inc.	962,060	8,196,751

		208,306,652

OIL, GAS & CONSUMABLE FUELS — 65.85%
Anadarko Petroleum Corp.	557,772	59,597,938
Apache Corp.	426,009	43,734,084
Athlon Energy Inc.[a]	55,880	2,663,241
Baytex Energy Corp.	182,297	7,820,541
Cabot Oil & Gas Corp.	460,999	15,189,917
Cameco Corp.	437,831	8,826,673
Canadian Natural Resources Ltd.	1,207,522	52,647,959

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN NATURAL RESOURCES ETF

July 31, 2014

Security	Shares	Value

Carrizo Oil & Gas Inc.[a]	45,801	$2,812,639
Cenovus Energy Inc.	835,550	25,651,385
Cheniere Energy Inc.[a]	241,805	17,110,122
Chesapeake Energy Corp.	559,429	14,752,143
Chevron Corp.	1,437,155	185,737,912
Cimarex Energy Co.	96,131	13,364,132
Cobalt International Energy Inc.[a,b]	328,279	5,259,030
Concho Resources Inc.[a]	123,441	17,380,493
ConocoPhillips	1,355,722	111,847,065
CONSOL Energy Inc.	253,855	9,854,651
Continental Resources Inc.[a]	47,338	6,948,272
CVR Energy Inc.	17,651	831,009
Denbury Resources Inc.	388,915	6,592,109
Devon Energy Corp.	423,466	31,971,683
Diamondback Energy Inc.[a,b]	47,105	3,873,444
Encana Corp.	818,714	17,643,287
Energen Corp.	80,486	6,570,072
Energy XXI (Bermuda) Ltd.[b]	103,413	2,064,123
Enerplus Corp.	225,601	5,170,775
EOG Resources Inc.	603,538	66,051,199
EQT Corp.	167,668	15,730,612
Exxon Mobil Corp.	1,782,807	176,390,925
Gulfport Energy Corp.[a]	94,406	5,042,224
Halcon Resources Corp.[a,b]	283,797	1,688,592
Hess Corp.	291,438	28,846,533
HollyFrontier Corp.	219,905	10,337,734
Kinder Morgan Inc.	737,668	26,541,295
Kodiak Oil & Gas Corp.[a]	294,233	4,572,381
Kosmos Energy Ltd.[a]	111,611	1,074,814
Laredo Petroleum Inc.[a,b]	65,324	1,772,893
Marathon Oil Corp.	746,579	28,929,936
Marathon Petroleum Corp.	319,005	26,630,537
Murphy Oil Corp.	186,290	11,574,198
Newfield Exploration Co.[a,b]	150,734	6,074,580
Noble Energy Inc.	396,741	26,379,309
Oasis Petroleum Inc.[a]	106,212	5,677,031
Occidental Petroleum Corp.	867,565	84,769,776
ONEOK Inc.	229,555	14,790,229
Peabody Energy Corp.	299,670	4,545,994
Pengrowth Energy Corp.	582,433	3,727,571
Penn West Petroleum Ltd.	544,129	4,206,117
Phillips 66	624,942	50,689,046
Pioneer Natural Resources Co.	157,992	34,988,908
QEP Resources Inc.	199,103	6,580,354
Range Resources Corp.	186,288	14,081,510
Rosetta Resources Inc.[a]	68,167	3,481,289

Security	Shares	Value

SandRidge Energy Inc.[a,b]	400,261	$2,385,556
SemGroup Corp. Class A	47,337	3,648,736
SM Energy Co.	74,134	5,822,484
Southwestern Energy Co.[a]	390,110	15,830,664
Spectra Energy Corp.	740,688	30,308,953
Stone Energy Corp.[a]	61,314	2,332,998
Suncor Energy Inc.	1,621,690	66,602,808
Talisman Energy Inc.	1,052,338	10,996,932
Targa Resources Corp.	31,662	4,036,905
Tesoro Corp.	143,088	8,805,636
Ultra Petroleum Corp.[a,b]	169,149	3,876,895
Valero Energy Corp.	589,250	29,933,900
Western Refining Inc.	83,791	3,432,079
Whiting Petroleum Corp.[a,b]	131,663	11,650,859
Williams Companies Inc. (The)	815,545	46,184,313
World Fuel Services Corp.	79,429	3,411,476
WPX Energy Inc.[a]	223,324	4,593,775

		1,594,945,255

PAPER & FOREST PRODUCTS — 1.32%
Domtar Corp.	72,087	2,589,365
International Paper Co.	478,756	22,740,910
KapStone Paper and Packaging Corp.[a]	89,157	2,651,529
Louisiana-Pacific Corp.[a]	156,676	2,121,393
Resolute Forest Products Inc.[a]	104,583	1,609,533
Veritiv Corp.[a]	9,161	365,707

		32,078,437

TOTAL COMMON STOCKS
(Cost: $2,108,126,562)		2,419,930,709

SHORT-TERM INVESTMENTS — 0.53%

MONEY MARKET FUNDS — 0.53%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	11,345,019	11,345,019
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]	707,635	707,635
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	943,719	943,719

		12,996,373

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,996,373)		12,996,373

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN NATURAL RESOURCES ETF

July 31, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 100.44%
(Cost: $2,121,122,935)	$2,432,927,082
Other Assets, Less Liabilities — (0.44)%	(10,743,778)

NET ASSETS — 100.00%	$2,422,183,304

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® PHLX SEMICONDUCTOR ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.84%

COMMUNICATIONS EQUIPMENT — 7.22%
QUALCOMM Inc.	473,572	$34,902,257

		34,902,257

COMPUTER STORAGE & PERIPHERALS — 3.74%
SanDisk Corp.	197,151	18,080,718

		18,080,718

SEMICONDUCTOR EQUIPMENT — 16.60%
Applied Materials Inc.	1,413,314	29,623,061
ASML Holding NV NYS	108,223	10,190,278
KLA-Tencor Corp.	208,823	14,928,756
Lam Research Corp.	204,164	14,291,480
SunEdison Inc.[a,b]	337,219	6,744,380
Teradyne Inc.	244,618	4,456,940

		80,234,895

SEMICONDUCTORS — 72.28%
Advanced Micro Devices Inc.[a,b]	959,600	3,752,036
Altera Corp.	394,478	12,907,320
Analog Devices Inc.	363,667	18,048,793
ARM Holdings PLC	161,459	6,903,987
Atmel Corp.[a]	530,102	4,346,836
Avago Technologies Ltd.	269,559	18,702,004
Broadcom Corp. Class A	597,722	22,868,844
Cree Inc.[a,b]	153,549	7,252,119
Freescale Semiconductor Ltd.[a,b]	380,952	7,626,659
Intel Corp.	1,394,542	47,261,028
Linear Technology Corp.	297,883	13,147,066
Marvell Technology Group Ltd.	639,506	8,531,010
Maxim Integrated Products Inc.	356,013	10,434,741
Microchip Technology Inc.	252,220	11,354,945
Micron Technology Inc.[a]	1,242,617	37,961,949
NVIDIA Corp.	702,627	12,295,973
NXP Semiconductors NVa	306,751	19,125,925
ON Semiconductor Corp.[a]	555,320	4,753,539
Skyworks Solutions Inc.	238,750	12,118,950
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	926,539	18,530,780
Texas Instruments Inc.	810,944	37,506,160
Xilinx Inc.	337,859	13,896,141

		349,326,805

TOTAL COMMON STOCKS
(Cost: $483,558,555)		482,544,675

Security	Shares	Value

SHORT-TERM INVESTMENTS — 3.54%

MONEY MARKET FUNDS — 3.54%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	15,823,026	$15,823,026
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]	986,947	986,947
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	281,031	281,031

		17,091,004

TOTAL SHORT-TERM INVESTMENTS
(Cost: $17,091,004)		17,091,004

TOTAL INVESTMENTS IN SECURITIES — 103.38%
(Cost: $500,649,559)		499,635,679
Other Assets, Less Liabilities — (3.38)%		(16,317,413)

NET ASSETS — 100.00%		$483,318,266

NYS  —  New York Registered Shares

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.84%

AEROSPACE & DEFENSE — 2.38%
AAR Corp.	130	$3,497
Alliant Techsystems Inc.	113	14,682
Boeing Co. (The)	2,440	293,971
CAE Inc.	856	10,940
Cubic Corp.	60	2,632
Curtiss-Wright Corp.	128	8,129
DigitalGlobe Inc.[a,b]	240	6,276
Ducommun Inc.[a]	38	1,051
Embraer SA SP ADR	501	19,058
Engility Holdings Inc.[a]	51	1,763
Esterline Technologies Corp.[a]	110	11,940
Exelis Inc.	621	10,458
GenCorp Inc.[a,b]	186	3,301
General Dynamics Corp.	1,050	122,608
HEICO Corp.	66	3,245
HEICO Corp. Class A	122	4,918
Hexcel Corp.[a]	328	12,218
Honeywell International Inc.	2,628	241,329
Huntington Ingalls Industries Inc.	175	15,911
L-3 Communications Holdings Inc.	287	30,123
Lockheed Martin Corp.	1,058	176,654
Moog Inc. Class Aa	143	9,441
National Presto Industries Inc.	17	1,090
Northrop Grumman Corp.	695	85,673
Orbital Sciences Corp.[a]	194	4,980
Precision Castparts Corp.	484	110,739
Raytheon Co.	1,015	92,131
Rockwell Collins Inc.	456	33,411
Spirit AeroSystems Holdings Inc. Class Aa	394	12,833
Teledyne Technologies Inc.[a]	118	10,762
Textron Inc.	949	34,515
TransDigm Group Inc.	166	27,875
Triumph Group Inc.	173	10,959
United Technologies Corp.	3,032	318,815

		1,747,928
AIR FREIGHT & LOGISTICS — 0.50%
FedEx Corp.	922	135,423
United Parcel Service Inc. Class B	2,370	230,103
XPO Logistics Inc.[a]	151	4,665

		370,191

Security	Shares	Value

AIRLINES — 0.39%
Alaska Air Group Inc.	466	$20,490
China Eastern Airlines Corp. Ltd. Class H SP ADR[a]	92	1,433
China Southern Airlines Co. Ltd. Class H SP ADR	116	1,931
Copa Holdings SA Class A	115	17,465
Delta Air Lines Inc.	2,766	103,614
LATAM Airlines Group SA SP ADR[a,b]	1,159	13,584
Southwest Airlines Co.	2,312	65,383
United Continental Holdings Inc.[a]	1,291	59,890

		283,790
AUTO COMPONENTS — 0.61%
American Axle & Manufacturing Holdings Inc.[a]	219	4,027
Autoliv Inc.	315	31,346
BorgWarner Inc.	745	46,376
Cooper Tire & Rubber Co.	201	5,807
Cooper-Standard Holding Inc.[a]	69	4,278
Dana Holding Corp.	470	10,519
Delphi Automotive PLC	980	65,464
Drew Industries Inc.	68	3,060
Johnson Controls Inc.	2,251	106,337
Lear Corp.	281	26,462
Magna International Inc. Class A	682	73,247
Modine Manufacturing Co.[a]	155	2,134
Standard Motor Products Inc.	68	2,451
Stoneridge Inc.[a,b]	131	1,437
Superior Industries International Inc.	81	1,516
Tenneco Inc.[a]	215	13,696
TRW Automotive Holdings Corp.[a]	366	37,438
Visteon Corp.[a]	157	14,993

		450,588
AUTOMOBILES — 1.62%
Ford Motor Co.	13,042	221,975
General Motors Co.	4,412	149,214
Harley-Davidson Inc.	757	46,798
Honda Motor Co. Ltd. SP ADR	5,534	193,026
Tata Motors Ltd. SP ADR	1,097	43,134
Thor Industries Inc.	134	7,098
Toyota Motor Corp. SP ADR	4,462	526,471
Winnebago Industries Inc.[a]	98	2,303

		1,190,019

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

BEVERAGES — 2.64%
AMBEV SA SP ADR	14,691	$101,221
Anheuser-Busch InBev NV SP ADR	2,740	295,865
Boston Beer Co. Inc. (The) Class Aa	27	5,951
Brown-Forman Corp. Class A	138	11,896
Brown-Forman Corp. Class B NVS	405	35,093
Coca-Cola Co. (The)	13,901	546,170
Coca-Cola Enterprises Inc.	807	36,678
Coca-Cola FEMSA SAB de CV SP ADR	155	16,543
Compania Cervecerias Unidas SA SP ADR	234	5,279
Constellation Brands Inc. Class Aa	548	45,626
Constellation Brands Inc. Class Ba	5	416
Cott Corp.	302	2,075
Diageo PLC SP ADR	2,107	253,304
Dr Pepper Snapple Group Inc.	673	39,545
Embotelladora Andina SA Class A SP ADR	76	1,372
Embotelladora Andina SA Class B SP ADR	249	5,329
Fomento Economico Mexicano SAB CV SP ADR	592	55,583
Molson Coors Brewing Co. Class B NVS	478	32,279
PepsiCo Inc.	5,036	443,672
Vina Concha y Toro SA SP ADR	99	3,837

		1,937,734
BIOTECHNOLOGY — 0.04%
Emergent BioSolutions Inc.[a]	78	1,716
Intrexon Corp.[a,b]	147	3,247
Opko Health Inc.[a,b]	853	7,523
Puma Biotechnology Inc.[a]	87	19,290

		31,776
BUILDING PRODUCTS — 0.17%
A.O. Smith Corp.	260	12,142
Allegion PLC	333	17,126
Armstrong World Industries Inc.[a,b]	152	7,399
Fortune Brands Home & Security Inc.	522	19,726
Griffon Corp.	89	959
Lennox International Inc.	165	14,078
Masco Corp.	1,142	23,754
NCI Building Systems Inc.[a,b]	107	1,793
Owens Corning	361	12,292
Quanex Building Products Corp.	128	2,188

Security	Shares	Value

Simpson Manufacturing Co. Inc.	91	$2,767
Trex Co. Inc.[a,b]	120	3,378
USG Corp.[a,b]	308	8,147

		125,749
CAPITAL MARKETS — 2.75%
Administradora de Fondos de Pensiones Provida SA SP ADR	50	4,510
Affiliated Managers Group Inc.[a,b]	191	38,057
Ameriprise Financial Inc.	642	76,783
Apollo Global Management LLC Class A	418	10,977
Arlington Asset Investment Corp. Class A	24	626
Artisan Partners Asset Management Inc.	83	4,324
Bank of New York Mellon Corp. (The)	3,775	147,376
BlackRock Inc.[c]	534	162,726
Charles Schwab Corp. (The)	3,814	105,838
Cohen & Steers Inc.[b]	68	2,823
Credit Suisse Group PLC SP ADR	5,001	135,527
Deutsche Bank AG	4,360	148,938
Eaton Vance Corp. NVS	398	13,982
Evercore Partners Inc. Class A	87	4,747
Federated Investors Inc. Class B	312	8,805
Franklin Resources Inc.	1,342	72,669
FS Investment Corp.	869	9,098
FXCM Inc. Class A	154	2,097
GAMCO Investors Inc. Class A	23	1,762
GFI Group Inc.	219	992
Goldman Sachs Group Inc. (The)	1,354	234,066
Greenhill & Co. Inc.	80	3,662
HFF Inc. Class A	120	4,075
Invesco Ltd.	1,469	55,278
Investment Technology Group Inc.[a]	138	2,524
Janus Capital Group Inc.	623	7,096
JMP Group Inc.	58	391
KCG Holdings Inc. Class Aa	214	2,444
Lazard Ltd. Class A	465	24,319
Legg Mason Inc.	388	18,411
Morgan Stanley	6,418	207,558
Noah Holdings Ltd. SP ADR[a]	59	948
Nomura Holdings Inc. SP ADR	12,171	76,677
NorthStar Asset Management Group Inc.[a]	672	12,036
Oaktree Capital Group LLC	137	6,850

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

Oppenheimer Holdings Inc. Class A	38	$867
Piper Jaffray Companies Inc.[a]	66	3,406
Raymond James Financial Inc.	396	20,176
RCS Capital Corp. Class A	133	2,742
Safeguard Scientifics Inc.[a]	136	2,700
State Street Corp.	1,442	101,574
Stifel Financial Corp.[a]	203	9,295
SWS Group Inc.[a]	108	773
TD Ameritrade Holding Corp.	908	29,165
UBS AG	12,648	217,166
Waddell & Reed Financial Inc. Class A	307	16,207
Walter Investment Management Corp.[a,b]	145	3,999
Westwood Holdings Group Inc.	28	1,507

		2,018,569
CHEMICALS — 2.81%
Agrium Inc.	491	44,720
Air Products and Chemicals Inc.	709	93,553
Airgas Inc.	218	23,309
Albemarle Corp.	292	17,911
American Vanguard Corp.	83	1,053
Ashland Inc.	255	26,686
Axiall Corp.	216	9,251
Cabot Corp.	227	11,893
Calgon Carbon Corp.[a,b]	188	3,986
Celanese Corp. Series A	525	30,560
CF Industries Holdings Inc.	177	44,310
Chemtura Corp.[a]	323	7,513
China Green Agriculture Inc.[a]	53	103
Cytec Industries Inc.	130	13,111
Dow Chemical Co. (The)	4,046	206,629
E.I. du Pont de Nemours and Co.	3,079	198,011
Eastman Chemical Co.	513	40,414
Ecolab Inc.	1,015	110,158
Ferro Corp.[a,b]	289	3,624
Flotek Industries Inc.[a,b]	165	4,760
FMC Corp.	440	28,697
FutureFuel Corp.	47	741
H.B. Fuller Co.	243	10,850
Huntsman Corp.	603	15,708
International Flavors & Fragrances Inc.	268	27,065
Intrepid Potash Inc.[a]	211	3,125
Koppers Holdings Inc.	42	1,513

Security	Shares	Value

Kraton Performance Polymers Inc.[a]	107	$2,205
Kronos Worldwide Inc.	131	1,953
LSB Industries Inc.[a,b]	62	2,388
LyondellBasell Industries NV Class A	1,459	155,019
Minerals Technologies Inc.	120	6,968
Monsanto Co.	1,761	199,152
Mosaic Co. (The)	1,077	49,660
NewMarket Corp.	29	11,223
Olin Corp.	282	7,493
OM Group Inc.	109	3,081
OMNOVA Solutions Inc.[a]	203	1,638
Platform Specialty Products Corp.[a]	69	1,705
PolyOne Corp.	342	12,979
Potash Corp. of Saskatchewan	2,841	100,827
PPG Industries Inc.	463	91,841
Praxair Inc.	972	124,552
Quaker Chemical Corp.	41	2,895
Rayonier Advanced Materials Inc.[a]	135	4,382
Rockwood Holdings Inc.	249	19,656
RPM International Inc.	439	19,395
Scotts Miracle-Gro Co. (The) Class A	142	7,554
Sensient Technologies Corp.	168	8,820
Sherwin-Williams Co. (The)	287	59,188
Sinopec Shanghai Petrochemical Co. Ltd. Class H SP ADR	118	3,636
Sociedad Quimica y Minera de Chile SA Series B SP ADR	310	8,596
Stepan Co.	58	2,791
Syngenta AG SP ADR	1,561	110,737
Tredegar Corp.	76	1,485
Tronox Ltd. Class A	216	5,733
Valhi Inc.	38	250
Valspar Corp. (The)	278	20,864
W.R. Grace & Co.[a]	239	21,749
Westlake Chemical Corp.	136	11,885
Zep Inc.	72	1,123

		2,062,677
COMMERCIAL BANKS — 10.70%
Banco Bilbao Vizcaya Argentaria SA SP ADR	18,955	232,957
Banco de Chile SP ADR	197	14,749
Banco Latinoamericano de Comercio Exterior SA Class E	124	3,682
Banco Macro SA SP ADR	115	4,867
Banco Santander (Chile) SA SP ADR	540	13,732

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

Banco Santander SA SP ADR[b]	39,241	$391,233
BancorpSouth Inc.	273	5,698
Bank of America Corp.	35,243	537,456
Bank of Hawaii Corp.	158	9,034
Bank of Montreal	2,144	159,878
Bank of Nova Scotia	4,019	272,890
BankUnited Inc.	302	9,434
Barclays PLC SP ADR	12,888	195,640
BB&T Corp.	2,311	85,553
BBVA Banco Frances SA SP ADR	121	1,561
Canadian Imperial Bank of Commerce	1,342	124,457
CIT Group Inc.	650	31,922
Citigroup Inc.	10,210	499,371
City National Corp.	144	10,836
Comerica Inc.	605	30,407
Community Bank System Inc.	159	5,602
CorpBanca SA SP ADR	310	5,499
Credicorp Ltd.	171	25,294
Cullen/Frost Bankers Inc.	183	14,269
F.N.B. Corp.	548	6,740
First Bancorp (Puerto Rico)[a]	385	1,979
First Commonwealth Financial Corp.	350	2,996
First Horizon National Corp.	824	9,707
First Republic Bank	449	20,977
Governor & Co. of the Bank of Ireland (The) SP ADR[a]	1,663	23,664
Grupo Financiero Santander Mexico SAB de CV Series B SP ADR	1,153	15,312
HDFC Bank Ltd. SP ADR	2,044	96,886
HSBC Holdings PLC SP ADR	12,812	684,033
Hudson Valley Holding Corp.	402	6,991
ICICI Bank Ltd. SP ADR	1,768	88,435
J.P. Morgan Chase & Co.	12,480	719,722
KB Financial Group Inc. SP ADR	1,047	40,959
KeyCorp	2,817	38,142
Lloyds TSB Group PLC SP ADR[a,b]	40,302	202,316
M&T Bank Corp.	384	46,656
Mitsubishi UFJ Financial Group Inc. SP ADR	41,448	244,543
Mizuho Financial Group Inc. SP ADR	36,257	140,677
National Bank Holdings Corp. Class A	420	8,320
National Bank of Greece SA SP ADR[a]	4,209	13,637

Security	Shares	Value

OFG Bancorp	144	$2,298
PNC Financial Services Group Inc. (The)[c]	1,774	146,461
Prosperity Bancshares Inc.	195	11,335
Regions Financial Corp.	4,425	44,870
Royal Bank of Canada	4,813	355,248
Royal Bank of Scotland Group PLC SP ADR[a]	3,928	46,665
Shinhan Financial Group Co. Ltd. SP ADR	1,200	59,316
Sterling Bancorp	266	3,165
Sumitomo Mitsui Financial Group Inc. SP ADR	20,566	169,258
SunTrust Banks Inc.	1,726	65,674
Synovus Financial Corp.	410	9,656
TCF Financial Corp.	441	6,972
Toronto-Dominion Bank (The)	6,141	320,867
U.S. Bancorp	6,084	255,711
Valley National Bancorp	698	6,687
Webster Financial Corp.	337	9,662
Wells Fargo & Co.	17,635	897,621
Western Alliance Bancorp[a]	271	6,206
Westpac Banking Corp. SP ADR	10,105	322,248
Woori Finance Holdings Co. Ltd.[a]	276	11,112

		7,849,745
COMMERCIAL SERVICES & SUPPLIES — 0.50%
ABM Industries Inc.	144	3,544
ACCO Brands Corp.[a]	353	2,337
ADT Corp. (The)[b]	537	18,688
ARC Document Solutions Inc.[a]	128	698
Brady Corp. Class A	143	3,739
Brink’s Co. (The)	125	3,355
Cenveo Inc.[a,b]	358	1,206
Civeo Corp.[a]	368	9,347
Clean Harbors Inc.[a,b]	161	9,278
Covanta Holding Corp.	319	6,514
Deluxe Corp.	173	9,517
Ennis Inc.	84	1,191
HNI Corp.	121	4,276
Iron Mountain Inc.	561	18,799
KAR Auction Services Inc.	424	12,427
Knoll Inc.	158	2,656
MSA Safety Inc.	108	5,592
NL Industries Inc.	18	157
Pitney Bowes Inc.	683	18,482

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

Progressive Waste Solutions Ltd.	385	$9,664
Quad Graphics Inc.	68	1,436
Republic Services Inc.	1,103	41,837
Ritchie Bros. Auctioneers Inc.	316	7,654
Rollins Inc.	244	6,908
Steelcase Inc. Class A	293	4,424
Team Inc.[a]	59	2,337
Tyco International Ltd.	1,562	67,400
UniFirst Corp.	43	4,180
Viad Corp.	68	1,443
Waste Connections Inc.	383	18,131
Waste Management Inc.	1,480	66,437

		363,654
COMMUNICATIONS EQUIPMENT — 0.25%
Alcatel-Lucent SP ADR	9,258	31,755
Calix Inc.[a]	118	1,096
Ciena Corp.[a,b]	338	6,601
Emulex Corp.[a]	293	1,723
Harris Corp.	356	24,304
Juniper Networks Inc.[a]	1,615	38,017
Motorola Solutions Inc.	876	55,784
Palo Alto Networks Inc.[a,b]	142	11,482
Plantronics Inc.	132	6,200
Ruckus Wireless Inc.[a,b]	329	4,248

		181,210
COMPUTERS & PERIPHERALS — 0.97%
3D Systems Corp.[a,b]	316	15,841
Canon Inc. SP ADR	3,773	123,717
China Digital TV Holding Co. Ltd. SP ADR	179	812
Diebold Inc.	216	8,139
Eastman Kodak Co.[a]	164	3,877
EMC Corp.	6,882	201,642
Hewlett-Packard Co.	6,388	227,477
Imation Corp.[a]	109	351
Lexmark International Inc. Class A	192	9,222
NCR Corp.[a]	525	16,249
Nokia OYJ SP ADR	12,714	100,822
Quantum Corp.[a,b]	773	966

		709,115
CONSTRUCTION & ENGINEERING — 0.25%
AECOM Technology Corp.[a]	306	10,389
Ameresco Inc. Class Aa	136	1,023
Chicago Bridge & Iron Co. NV	345	20,465
Comfort Systems USA Inc.	128	1,907

Security	Shares	Value

Dycom Industries Inc.[a]	116	$3,262
EMCOR Group Inc.	220	9,005
Empresas ICA SAB de CV SP ADR[a]	498	3,546
Fluor Corp.	584	42,556
Furmanite Corp.[a]	210	1,922
Grana y Montero SAA	245	4,092
Granite Construction Inc.	128	4,166
Jacobs Engineering Group Inc.[a]	424	21,543
KBR Inc.	520	10,743
MasTec Inc.[a,b]	201	5,465
Orion Marine Group Inc.[a]	131	1,416
Pike Corp.[a]	244	1,967
Quanta Services Inc.[a]	651	21,802
Tutor Perini Corp.[a]	110	2,995
URS Corp.	263	15,062

		183,326
CONSTRUCTION MATERIALS — 0.26%
Cemex SAB de CV SP ADR[a]	4,356	54,711
CRH PLC SP ADR	2,251	52,876
Eagle Materials Inc.	142	12,896
Headwaters Inc.[a]	323	3,453
James Hardie Industries SE SP ADR	229	14,384
Martin Marietta Materials Inc.	208	25,840
Vulcan Materials Co.	435	27,462

		191,622
CONSUMER FINANCE — 0.80%
Ally Financial Inc.[a]	319	7,324
American Express Co.	3,509	308,792
Capital One Financial Corp.	1,858	147,785
Cash America International Inc.	98	4,350
Discover Financial Services	1,564	95,498
Green Dot Corp. Class Aa	87	1,565
Imperial Holdings Inc.[a,b]	57	389
Nelnet Inc. Class A	94	3,876
Santander Consumer USA Holdings Inc.	254	4,869
Synchrony Financial[a]	416	9,568

		584,016
CONTAINERS & PACKAGING — 0.33%
AptarGroup Inc.	204	12,464
Avery Dennison Corp.	327	15,438
Ball Corp.	437	26,771
Bemis Co. Inc.	336	13,107
Berry Plastics Group Inc.[a]	382	9,279
Crown Holdings Inc.[a]	472	21,972

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

Graphic Packaging Holding Co.[a]	1,257	$15,084
Greif Inc. Class A	81	4,064
Greif Inc. Class B	19	1,019
MeadWestvaco Corp.	579	24,202
Myers Industries Inc.	114	2,107
Owens-Illinois Inc.[a]	548	17,092
Packaging Corp. of America	337	22,296
Rock-Tenn Co. Class A	227	22,571
Sealed Air Corp.	629	20,203
Sonoco Products Co.	321	12,564

		240,233
DISTRIBUTORS — 0.06%
Genuine Parts Co.	494	40,913

		40,913
DIVERSIFIED CONSUMER SERVICES — 0.14%
Bridgepoint Education Inc.[a,b]	83	997
Bright Horizons Family Solutions Inc.[a,b]	114	4,739
Carriage Services Inc.	47	758
DeVry Education Group Inc.	162	6,475
Graham Holdings Co. Class B	22	15,087
H&R Block Inc.	896	28,789
ITT Educational Services Inc.[a,b]	49	697
K12 Inc.[a,b]	85	1,981
LifeLock Inc.[a,b]	189	2,623
New Oriental Education & Technology Group Inc. SP ADR	450	8,798
Regis Corp.	137	1,908
Service Corp. International	677	14,217
Sotheby’s	225	8,921
TAL Education Group Class A SP ADR[a]	177	5,213
Universal Technical Institute Inc.	71	850
Weight Watchers International Inc.[b]	64	1,388
Xueda Education Group SP ADR	83	370

		103,811
DIVERSIFIED FINANCIAL SERVICES — 1.82%
Berkshire Hathaway Inc. Class Ba	6,430	806,515
FNFV Group[a]	271	4,433
ING Groep NV SP ADR[a]	12,979	168,338
Intercontinental Exchange Inc.	384	73,812
Leucadia National Corp.	997	24,636
McGraw Hill Financial Inc.	889	71,316
Moody’s Corp.	729	63,423
MSCI Inc. Class Aa	397	17,964

Security	Shares	Value

ORIX Corp. SP ADR	890	$72,473
PHH Corp.[a,b]	188	4,390
TPG Specialty Lending Inc.	272	5,269
Voya Financial Inc.	514	19,069

		1,331,638
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.42%
AT&T Inc.	17,267	614,533
BCE Inc.	2,560	115,917
British Telecommunications PLC SP ADR	2,640	172,973
CenturyLink Inc.	1,943	76,243
China Telecom Corp. Ltd. Class H SP ADR	443	24,684
China Unicom (Hong Kong) Ltd. SP ADR	1,475	25,621
Chunghwa Telecom Co. Ltd. SP ADR[b]	1,552	46,964
Cincinnati Bell Inc.[a]	663	2,526
IDT Corp. Class B	68	1,060
KT Corp. SP ADR	1,525	24,491
Level 3 Communications Inc.[a]	630	27,707
Nippon Telegraph and Telephone Corp. SP ADR	4,569	151,965
Oi SA SP ADR	907	628
Orange SP ADR	6,367	99,071
Portugal Telecom SGPS SA SP ADR	1,836	4,002
Premiere Global Services Inc.[a,b]	173	2,266
PT Telekomunikasi Indonesia SP ADR	849	38,129
Telecom Argentina SA SP ADR	269	5,888
Telecom Italia SpA RNC SP ADR	2,003	18,608
Telecom Italia SpA SP ADR[a]	3,151	35,953
Telefonica SA SP ADR	14,914	242,203
TELUS Corp.	2,086	72,801
Verizon Communications Inc.	13,875	699,577
Vonage Holdings Corp.[a]	749	2,607

		2,506,417
ELECTRIC UTILITIES — 1.66%
ALLETE Inc.	254	11,918
American Electric Power Co. Inc.	1,591	82,716
Centrais Eletricas Brasileiras SA SP ADR	999	2,777
Cleco Corp.	203	11,315

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

Companhia Energetica de Minas Gerais SP ADR	239	$1,965
CPFL Energia SA SP ADR	538	9,431
Duke Energy Corp.	2,410	173,833
Edison International	1,049	57,485
El Paso Electric Co.	100	3,685
Empire District Electric Co. (The)	358	8,775
Empresa Distribuidora y Comercializadora Norte SA SP ADR[a]	71	1,033
Enersis SA SP ADR	2,011	33,905
Entergy Corp.	591	43,043
Exelon Corp.	2,983	92,712
FirstEnergy Corp.	1,425	44,474
Genie Energy Ltd. Class Ba	68	471
Great Plains Energy Inc.	540	13,387
Hawaiian Electric Industries Inc.[b]	323	7,629
IDACORP Inc.	166	8,889
ITC Holdings Corp.	519	18,736
Korea Electric Power Corp. SP ADR	2,109	42,749
NextEra Energy Inc.	1,430	134,263
Northeast Utilities	1,045	45,875
NRG Yield Inc. Class A	74	3,867
OGE Energy Corp.	636	22,864
Pampa Energia SA SP ADR[a]	150	1,547
Pepco Holdings Inc.	892	23,950
Pinnacle West Capital Corp.	363	19,417
PNM Resources Inc.	263	6,746
Portland General Electric Co.	215	6,865
PPL Corp.	2,075	68,454
Southern Co. (The)	2,938	127,186
UIL Holdings Corp.	182	6,390
Unitil Corp.	225	7,200
UNS Energy Corp.	143	8,640
Westar Energy Inc.	415	14,957
Xcel Energy Inc.	1,640	50,512

		1,219,661
ELECTRICAL EQUIPMENT — 0.94%
ABB Ltd. SP ADR	7,187	165,301
Acuity Brands Inc.	144	15,447
AMETEK Inc.	825	40,169
AZZ Inc.	83	3,622
Babcock & Wilcox Co. (The)	390	12,106
China Ming Yang Wind Power Group Ltd. SP ADR[a]	218	630

Security	Shares	Value

Eaton Corp. PLC	1,621	$110,098
Emerson Electric Co.	2,342	149,068
EnerSys	169	10,720
Generac Holdings Inc.[a]	219	9,505
General Cable Corp.	177	3,935
GrafTech International Ltd.[a,b]	438	3,679
Hubbell Inc. Class A	9	1,117
Hubbell Inc. Class B	174	20,348
Nidec Corp. SP ADR	3,020	49,528
Polypore International Inc.[a,b]	158	6,810
Regal Beloit Corp.	125	8,786
Rockwell Automation Inc.	466	52,033
Sensata Technologies Holding NVa,b	500	23,120
Thermon Group Holdings Inc.[a,b]	103	2,511

		688,533
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.63%
Aeroflex Holding Corp.[a,b]	265	2,798
Amphenol Corp. Class A	521	50,105
Anixter International Inc.	89	7,651
Arrow Electronics Inc.[a]	293	16,979
AU Optronics Corp. SP ADR	2,875	12,707
Avnet Inc.	458	19,387
AVX Corp.	232	3,155
Badger Meter Inc.	53	2,645
Belden Inc.	135	9,167
Benchmark Electronics Inc.[a]	201	4,854
Celestica Inc.[a]	454	4,871
Checkpoint Systems Inc.[a,b]	133	1,628
Corning Inc.	4,431	87,069
CTS Corp.	113	1,965
Dolby Laboratories Inc. Class Aa	146	6,517
Fabrinet[a]	116	2,158
Ingram Micro Inc. Class Aa	483	13,862
InvenSense Inc.[a,b]	192	4,418
Jabil Circuit Inc.	623	12,435
Kemet Corp.[a]	145	715
Knowles Corp.[a]	280	8,142
Kyocera Corp. SP ADR	1,135	53,958
LG Display Co. Ltd. SP ADR[a]	1,337	21,726
Methode Electronics Inc.	123	3,934
Nam Tai Property Inc.	98	699
Park Electrochemical Corp.	64	1,802
Pulse Electronics Corp.[a]	13	32
RealD Inc.[a,b]	136	1,438

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

Rogers Corp.[a]	53	$3,040
SYNNEX Corp.[a]	83	5,354
TE Connectivity Ltd.	1,388	85,903
Vishay Intertechnology Inc.	479	7,056
Vishay Precision Group Inc.[a]	113	1,631

		459,801
ENERGY EQUIPMENT & SERVICES — 2.15%
Atwood Oceanics Inc.[a]	220	10,593
Baker Hughes Inc.	1,457	100,198
Basic Energy Services Inc.[a]	141	3,383
Bristow Group Inc.	136	9,706
C&J Energy Services Inc.[a]	175	5,243
Cal Dive International Inc.[a,b]	314	342
Cameron International Corp.[a]	685	48,573
CARBO Ceramics Inc.	64	7,971
CGG SP ADR[a]	616	6,523
Core Laboratories NV	150	21,964
Diamond Offshore Drilling Inc.	475	22,225
Dresser-Rand Group Inc.[a]	233	13,866
Dril-Quip Inc.[a]	128	12,899
Ensco PLC Class A	779	39,456
ERA Group Inc.[a]	65	1,742
Exterran Holdings Inc.	215	9,084
FMC Technologies Inc.[a]	791	48,093
Forum Energy Technologies Inc.[a]	260	8,655
Frank’s International NV	186	4,306
GulfMark Offshore Inc. Class A	61	2,334
Halliburton Co.	2,827	195,035
Helix Energy Solutions Group Inc.[a]	338	8,595
Helmerich & Payne Inc.	351	37,297
Hornbeck Offshore Services Inc.[a,b]	104	4,545
ION Geophysical Corp.[a]	398	1,493
Key Energy Services Inc.[a]	476	2,923
McDermott International Inc.[a,b]	685	5,000
Nabors Industries Ltd.	867	23,548
National Oilwell Varco Inc.	1,428	115,725
Natural Gas Services Group Inc.[a]	70	2,184
Newpark Resources Inc.[a]	303	3,706
Nobel Corp. PLC	818	25,661
North American Energy Partners Inc.	207	1,501
North Atlantic Drilling Ltd.	808	7,878
Oceaneering International Inc.	359	24,380
Oil States International Inc.[a]	184	11,277
Parker Drilling Co.[a]	388	2,398
Pioneer Energy Services Corp.[a]	358	5,266

Security	Shares	Value

Precision Drilling Corp.	923	$11,501
Rowan Companies PLC Class A	387	11,811
RPC Inc.	108	2,430
Schlumberger Ltd.	4,314	467,594
SEACOR Holdings Inc.[a]	62	4,710
Seadrill Ltd.[b]	1,178	42,714
Seventy Seven Energy Inc.[a]	159	3,566
Superior Energy Services Inc.	559	18,782
Tenaris SA SP ADR	778	33,431
TETRA Technologies Inc.[a]	255	2,808
Tidewater Inc.	173	8,178
Transocean Ltd.	1,161	46,835
Unit Corp.[a]	167	10,579
Weatherford International Ltd.[a]	2,327	52,055
Willbros Group Inc.[a]	159	1,843

		1,574,405
FOOD & STAPLES RETAILING — 1.54%
Cencosud SA SP ADR	1,634	15,147
CVS Caremark Corp.	3,914	298,873
Delhaize Group SP ADR	1,440	23,371
Kroger Co. (The)	1,607	78,711
Rite Aid Corp.[a]	3,469	23,208
Safeway Inc.	711	24,501
SUPERVALU Inc.[a]	708	6,492
Susser Holdings Corp.[a]	71	5,692
Sysco Corp.	1,970	70,309
Wal-Mart Stores Inc.	5,153	379,158
Walgreen Co.	2,913	200,327
Weis Markets Inc.	63	2,688

		1,128,477
FOOD PRODUCTS — 1.66%
Adecoagro SAa	317	3,157
Archer-Daniels-Midland Co.	2,147	99,621
B&G Foods Inc. Class A	193	5,418
BRF – Brasil Foods SA SP ADR	2,036	49,882
Bunge Ltd.	494	38,947
Campbell Soup Co.	638	26,534
Chiquita Brands International Inc.[a]	151	1,448
ConAgra Foods Inc.	1,360	40,977
Darling Ingredients Inc.[a]	580	10,858
Dean Foods Co.	388	5,944
Flowers Foods Inc.	591	11,282
Fresh Del Monte Produce Inc.	130	3,892
General Mills Inc.	2,015	101,052
Gruma SAB de CV Series B SP ADR[a]	117	5,134

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

Hershey Co. (The)	546	$48,130
Hillshire Brands Co. (The)	429	26,928
Hormel Foods Corp.	455	20,593
Industrias Bachoco SAB de CV SP ADR	28	1,488
Ingredion Inc.	257	18,923
J.M. Smucker Co. (The)	346	34,475
Kellogg Co.	1,206	72,155
Marine Harvest ASA	844	11,470
McCormick & Co. Inc	30	1,980
McCormick & Co. Inc. NVS	399	26,246
Mead Johnson Nutrition Co. Class A	689	63,002
Omega Protein Corp.[a]	66	925
Pinnacle Foods Inc.	228	6,870
Post Holdings Inc.[a,b]	194	8,715
Tootsie Roll Industries Inc.	90	2,370
TreeHouse Foods Inc.[a]	126	9,261
Tyson Foods Inc. Class A	930	34,605
Unilever NV NYS	5,744	236,251
Unilever PLC SP ADR	4,037	174,520
WhiteWave Foods Co. (The) Class Aa	560	16,682

		1,219,735
GAS UTILITIES — 0.20%
AGL Resources Inc.	381	19,675
Atmos Energy Corp.	354	17,105
Chesapeake Utilities Corp.	43	2,799
Laclede Group Inc. (The)	267	12,544
National Fuel Gas Co.	261	17,985
New Jersey Resources Corp.	143	7,304
Northwest Natural Gas Co.	88	3,803
ONE GAS Inc.	170	6,120
Piedmont Natural Gas Co.	239	8,291
Questar Corp.	593	13,188
South Jersey Industries Inc.	108	5,786
Southwest Gas Corp.	154	7,628
Transportadora de Gas del Sur SA SP ADR[a]	236	734
UGI Corp.	398	19,319
WGL Holdings Inc.	167	6,510

		148,791
HEALTH CARE EQUIPMENT & SUPPLIES — 1.83%
Abbott Laboratories	5,039	212,243
Alere Inc.[a,b]	238	9,520
Baxter International Inc.	1,808	135,039
Becton, Dickinson and Co.	637	74,045

Security	Shares	Value

Boston Scientific Corp.[a]	4,443	$56,782
C.R. Bard Inc.	257	38,352
Cantel Medical Corp.	153	5,130
CareFusion Corp.[a]	715	31,310
Cooper Companies Inc. (The)	152	24,454
Covidien PLC	1,502	129,938
CryoLife Inc.	93	916
Edwards Lifesciences Corp.[a]	351	31,678
Globus Medical Inc. Class Aa,b	248	5,530
Greatbatch Inc.[a]	78	3,862
Haemonetics Corp.[a,b]	169	6,011
Hill-Rom Holdings Inc.	208	8,195
Invacare Corp.	102	1,527
Medtronic Inc.	3,340	206,212
Mindray Medical International Ltd. SP ADR	313	9,406
ResMed Inc.[b]	490	25,353
Smith & Nephew PLC SP ADR	607	52,244
St. Jude Medical Inc.	942	61,409
Steris Corp.	180	9,158
Stryker Corp.	1,146	91,416
Symmetry Medical Inc.[a]	120	1,057
Teleflex Inc.	140	15,084
Varian Medical Systems Inc.[a,b]	366	30,067
West Pharmaceutical Services Inc.	246	10,024
Zimmer Holdings Inc.	566	56,640

		1,342,602
HEALTH CARE PROVIDERS & SERVICES — 1.83%
Aetna Inc.	1,202	93,191
AmerisourceBergen Corp.	762	58,605
AMN Healthcare Services Inc.[a]	132	1,729
Brookdale Senior Living Inc.[a]	441	15,288
Capital Senior Living Corp.[a]	91	2,242
Cardinal Health Inc.	1,137	81,466
Centene Corp.[a]	174	12,544
Chemed Corp.[b]	55	5,602
China Cord Blood Corp.[a,b]	128	573
Cigna Corp.	872	78,515
Community Health Systems Inc.[a]	347	16,552
Concord Medical Services Holdings Ltd. SP ADR	75	623
DaVita HealthCare Partners Inc.[a]	711	50,083
Envision Healthcare Holdings Inc.[a]	393	14,050
ExamWorks Group Inc.[a]	114	4,023
Five Star Quality Care Inc.[a]	200	914

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

Fresenius Medical Care AG & Co. KGaA SP ADR	1,394	$48,246
Hanger Inc.[a,b]	113	3,577
HCA Holdings Inc.[a]	1,109	72,429
Health Net Inc.[a]	236	9,721
HealthSouth Corp.	248	9,506
Humana Inc.	515	60,590
Kindred Healthcare Inc.	173	4,135
Laboratory Corp. of America Holdings[a]	269	27,893
Landauer Inc.	35	1,510
McKesson Corp.	772	148,116
MEDNAX Inc.[a,b]	314	18,583
Molina Healthcare Inc.[a]	65	2,655
Omnicare Inc.	329	20,563
Owens & Minor Inc.	181	5,989
PharMerica Corp.[a]	98	2,645
Quest Diagnostics Inc.	480	29,328
Select Medical Holdings Corp.	186	2,890
Team Health Holdings Inc.[a]	224	12,667
Tenet Healthcare Corp.[a]	361	19,050
Triple-S Management Corp. Class Ba	68	1,175
UnitedHealth Group Inc.	3,214	260,495
Universal American Corp.	211	1,675
Universal Health Services Inc. Class B	294	31,340
WellCare Health Plans Inc.[a]	143	8,920
WellPoint Inc.	920	101,025

		1,340,723
HEALTH CARE TECHNOLOGY — 0.01%
IMS Health Holdings Inc.[a]	220	5,742

		5,742
HOTELS, RESTAURANTS & LEISURE — 1.43%
Aramark	293	7,899
Arcos Dorados Holdings Inc. Class Ab	412	4,227
Bally Technologies Inc.[a,b]	119	7,160
Belmond Ltd.[a,b]	314	3,894
Biglari Holdings Inc.[a]	7	2,975
Boyd Gaming Corp.[a]	375	4,125
Brinker International Inc.	218	9,775
Burger King Worldwide Inc.	248	6,542
Carnival Corp.	1,390	50,346
Carnival PLC SP ADR	739	26,700
Chipotle Mexican Grill Inc.[a]	99	66,577
Choice Hotels International Inc.	111	5,205

Security	Shares	Value

Country Style Cooking Restaurant Chain Co. Ltd. SP ADR[a]	39	$273
Darden Restaurants Inc.	425	19,869
DineEquity Inc.	47	3,809
Domino’s Pizza Inc.	192	13,824
Extended Stay America Inc.	189	4,260
Hilton Worldwide Holdings Inc.[a]	886	21,450
Hyatt Hotels Corp. Class Aa	148	8,707
InterContinental Hotels Group PLC	776	31,343
International Game Technology	859	14,543
Krispy Kreme Doughnuts Inc.[a,b]	221	3,384
Las Vegas Sands Corp.	1,267	93,568
Life Time Fitness Inc.[a,b]	134	5,273
Marcus Corp. (The)	68	1,202
Marriott Vacations Worldwide Corp.[a]	116	6,676
McDonald’s Corp.	3,307	312,710
MGM Resorts International[a,b]	1,287	34,543
Pinnacle Entertainment Inc.[a,b]	189	4,120
Red Lion Hotels Corp.[a]	1,022	5,601
Royal Caribbean Cruises Ltd.	566	33,762
Ruby Tuesday Inc.[a]	261	1,569
SeaWorld Entertainment Inc.	232	6,461
Six Flags Entertainment Corp.	202	7,720
Speedway Motorsports Inc.	43	750
Starwood Hotels & Resorts Worldwide Inc.	635	48,793
Tim Hortons Inc.	507	28,326
Vail Resorts Inc.	103	7,776
Wyndham Worldwide Corp.	375	28,331
Yum! Brands Inc.	1,492	103,545

		1,047,613
HOUSEHOLD DURABLES — 0.54%
Beazer Homes USA Inc.[a,b]	111	1,704
Blyth Inc.	38	230
Brookfield Residential Properties Inc.[a]	350	6,471
CSS Industries Inc.	30	741
D.R. Horton Inc.	1,086	22,480
Ethan Allen Interiors Inc.	113	2,590
Gafisa SA SP ADR	714	2,063
Harman International Industries Inc.	245	26,595
Hovnanian Enterprises Inc. Class Aa,b	188	752
Jarden Corp.[a]	408	22,807
KB Home	215	3,505
La-Z-Boy Inc.	173	3,640
Leggett & Platt Inc.	537	17,614

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

Lennar Corp. Class A	517	$18,731
Lennar Corp. Class B	38	1,163
M.D.C. Holdings Inc.	98	2,643
M/I Homes Inc.[a]	73	1,502
Meritage Homes Corp.[a]	120	4,596
Mohawk Industries Inc.[a]	198	24,704
NACCO Industries Inc. Class A	20	954
Newell Rubbermaid Inc.	970	31,506
NVR Inc.[a]	14	15,770
PulteGroup Inc.	1,144	20,192
Ryland Group Inc. (The)	135	4,333
Sony Corp. SP ADR	3,531	65,076
Standard-Pacific Corp.[a]	505	3,808
Taylor Morrison Home Corp. Class Aa	188	3,343
Tempur Sealy International Inc.[a]	198	10,833
Toll Brothers Inc.[a]	531	17,358
TRI Pointe Homes Inc.[a]	484	6,539
Tupperware Brands Corp.	173	12,591
Whirlpool Corp.	255	36,373

		393,207
HOUSEHOLD PRODUCTS — 1.52%
Church & Dwight Co. Inc.	456	29,266
Clorox Co. (The)	428	37,180
Colgate-Palmolive Co.	3,059	193,941
Energizer Holdings Inc.	211	24,214
Kimberly-Clark Corp.	1,242	129,007
Oil-Dri Corp. of America	25	729
Procter & Gamble Co. (The)	9,022	697,581
Spectrum Brands Holdings Inc.	64	5,338

		1,117,256
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.20%
AES Corp. (The)	2,276	33,252
Atlantic Power Corp.	396	1,493
Calpine Corp.[a]	1,363	30,041
Dynegy Inc.[a]	346	9,186
Empresa Nacional de Electricidad SA SP ADR	368	16,365
Huaneng Power International Inc. Class H SP ADR	256	11,343
NRG Energy Inc.	1,146	35,480
Ormat Technologies Inc.	60	1,548
TransAlta Corp.	897	10,289

		148,997

Security	Shares	Value

INDUSTRIAL CONGLOMERATES — 1.99%
3M Co.	2,183	$307,563
Carlisle Companies Inc.	218	17,444
Danaher Corp.	2,049	151,380
General Electric Co.	33,347	838,677
Koninklijke Philips NV NYS	3,188	98,191
Roper Industries Inc.	326	46,967

		1,460,222
INSURANCE — 3.64%
ACE Ltd.	1,076	107,708
AEGON NV NYS	7,309	59,349
Aflac Inc.	1,461	87,280
Alleghany Corp.[a]	53	21,934
Allied World Assurance Co. Holdings Ltd.	345	12,423
Allstate Corp. (The)	1,336	78,089
American Equity Investment Life Holding Co.	201	4,450
American Financial Group Inc.	239	13,382
American International Group Inc.	4,861	252,675
Aon PLC	998	84,191
Arthur J. Gallagher & Co.	509	22,905
Aspen Insurance Holdings Ltd.	235	9,402
Assurant Inc.	230	14,573
Assured Guaranty Ltd.	587	13,102
Aviva PLC SP ADR	4,916	83,277
Axis Capital Holdings Ltd.	367	15,836
Brown & Brown Inc.	424	13,051
China Life Insurance Co. Ltd. Class H SP ADR	1,682	74,613
Chubb Corp. (The)	781	67,720
Citizens Inc.[a,b]	176	1,186
CNA Financial Corp.	887	33,147
CNO Financial Group Inc.	755	12,216
Employers Holdings Inc.	101	2,151
Endurance Specialty Holdings Ltd.	135	7,140
Everest Re Group Ltd.	115	17,930
FBL Financial Group Inc. Class A	31	1,326
First American Financial Corp.	353	9,580
FNF Group[a]	814	22,067
Genworth Financial Inc. Class Aa	1,629	21,340
Hanover Insurance Group Inc. (The)	160	9,250
Hartford Financial Services Group Inc. (The)	1,486	50,762
HCC Insurance Holdings Inc.	348	16,245

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

Hilltop Holdings Inc.[a]	228	$4,674
Horace Mann Educators Corp.	132	3,782
Kemper Corp.	168	5,814
Kingsway Financial Services Inc.[a]	33	211
Lincoln National Corp.	892	46,732
Loews Corp.	1,076	45,332
Manulife Financial Corp.	6,323	129,052
Markel Corp.[a]	47	29,709
Marsh & McLennan Companies Inc.	1,847	93,772
MBIA Inc.[a,b]	503	4,819
Meadowbrook Insurance Group Inc.	175	1,055
Mercury General Corp.	92	4,528
MetLife Inc.	3,143	165,322
Montpelier Re Holdings Ltd.	163	4,813
Old Republic International Corp.	728	10,476
OneBeacon Insurance Group Ltd. Class A	447	6,616
PartnerRe Ltd.	171	17,846
Phoenix Companies Inc. (The)[a]	27	1,496
Platinum Underwriters Holdings Ltd.	103	6,036
Primerica Inc.	186	8,571
Principal Financial Group Inc.	995	49,432
ProAssurance Corp.	190	8,290
Progressive Corp. (The)	1,823	42,731
Protective Life Corp.	313	21,716
Prudential Financial Inc.	1,542	134,108
Prudential PLC SP ADR	4,130	189,897
Reinsurance Group of America Inc.	235	18,861
RenaissanceRe Holdings Ltd.[b]	144	14,085
RLI Corp.	136	5,813
StanCorp Financial Group Inc.	148	8,930
Stewart Information Services Corp.	68	2,004
Sun Life Financial Inc.	2,036	77,633
Symetra Financial Corp.	387	8,824
Third Point Reinsurance Ltd.[a]	287	4,179
Torchmark Corp.	688	36,285
Travelers Companies Inc. (The)	1,150	102,994
Unum Group	875	30,039
Validus Holdings Ltd.	317	11,580
W.R. Berkley Corp.	302	13,472
White Mountains Insurance Group Ltd.[b]	13	7,864
Willis Group Holdings PLC	561	22,861
XL Group PLC	902	29,080

		2,671,634

Security	Shares	Value

INTERNET & CATALOG RETAIL — 0.03%
E-Commerce China Dangdang Inc. SP ADR[a]	306	$4,134
Vipshop Holdings Ltd.[a]	95	19,526

		23,660
INTERNET SOFTWARE & SERVICES — 0.28%
AOL Inc.[a]	249	9,599
Autohome Inc. SP ADR[a]	77	2,853
Bankrate Inc.[a]	194	3,271
Demand Media Inc.[a]	237	1,287
Demandware Inc.[a,b]	108	6,506
Dice Holdings Inc.[a]	173	1,585
Envestnet Inc.[a,b]	88	3,838
IntraLinks Holdings Inc.[a]	130	1,042
LinkedIn Corp. Class Aa	367	66,295
Monster Worldwide Inc.[a]	432	2,808
Pandora Media Inc.[a,b]	598	15,022
Qihoo 360 Technology Co. Ltd. SP ADR[a]	327	29,806
Rackspace Hosting Inc.[a]	368	11,147
Renren Inc. SP ADR[a,b]	547	1,799
Shutterstock Inc.[a]	38	2,962
SouFun Holdings Ltd. SP ADR	405	4,645
Trulia Inc.[a,b]	147	8,898
Twitter Inc.[a]	283	12,789
XO Group Inc.[a]	149	1,664
Yelp Inc.[a,b]	187	12,559
Youku Tudou Inc.[a]	316	6,016

		206,391
IT SERVICES — 2.79%
Accenture PLC Class A	2,125	168,470
Alliance Data Systems Corp.[a]	172	45,114
Booz Allen Hamilton Holding Corp.	250	5,560
Broadridge Financial Solutions Inc.	413	16,673
CACI International Inc. Class Aa	89	6,140
CGI Group Inc. Class Aa	906	32,507
CIBER Inc.[a,b]	205	715
Computer Sciences Corp.	484	30,197
Convergys Corp.	353	6,845
CoreLogic Inc.[a]	323	8,786
DST Systems Inc.	110	9,908
EPAM Systems Inc.[a]	88	3,402
EVERTEC Inc.	171	3,824
Fidelity National Information Services Inc.	963	54,313

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

FleetCor Technologies Inc.[a]	240	$31,870
Gartner Inc.[a]	299	20,458
Genpact Ltd.[a]	569	10,014
Global Payments Inc.	234	16,209
Heartland Payment Systems Inc.	122	5,795
Higher One Holdings Inc.[a]	21	88
Infosys Ltd. SP ADR	1,537	84,258
International Business Machines Corp.	3,365	644,969
InterXion Holding NVa	150	4,080
iSoftStone Holdings Ltd. SP ADR[a]	138	769
Leidos Holdings Inc.	247	9,124
MasterCard Inc. Class A	3,408	252,703
MAXIMUS Inc.	232	9,595
NeuStar Inc. Class Aa,b	197	5,488
Science Applications International Corp.	141	5,890
Teradata Corp.[a]	554	23,357
Total System Services Inc.	597	19,104
Unisys Corp.[a,b]	165	3,513
Vantiv Inc. Class Aa	558	18,291
VeriFone Systems Inc.[a]	347	11,628
Visa Inc. Class A	1,678	354,075
Western Union Co.	1,965	34,329
WEX Inc.[a]	111	11,979
Wipro Ltd. SP ADR	2,137	24,682
WNS Holdings Ltd. SP ADR[a]	167	3,365
Xerox Corp.	3,817	50,613

		2,048,700
LEISURE EQUIPMENT & PRODUCTS — 0.07%
Brunswick Corp.	313	12,623
Callaway Golf Co.	216	1,642
LeapFrog Enterprises Inc.[a,b]	167	1,206
Polaris Industries Inc.	225	33,197
Sturm, Ruger & Co. Inc.[b]	65	3,247

		51,915
LIFE SCIENCES TOOLS & SERVICES — 0.48%
Agilent Technologies Inc.	1,133	63,550
Bio-Rad Laboratories Inc. Class Aa	67	7,704
Cambrex Corp.[a]	98	2,065
Charles River Laboratories International Inc.[a]	173	9,378
Covance Inc.[a]	185	15,525
Enzo Biochem Inc.[a,b]	128	614
Mettler-Toledo International Inc.[a]	102	26,228

Security	Shares	Value

Nordion Inc.[a]	188	$2,437
PerkinElmer Inc.	383	17,702
Quintiles Transnational Holdings Inc.[a]	214	11,755
Thermo Fisher Scientific Inc.	1,339	162,689
Waters Corp.[a]	271	28,032
Wuxi PharmaTech (Caymen) Inc. SP ADR[a]	234	7,210

		354,889
MACHINERY — 1.82%
Accuride Corp.[a]	146	730
Actuant Corp. Class A	231	7,457
AGCO Corp.	309	15,051
Alamo Group Inc.	18	856
Albany International Corp. Class A	86	3,082
Allison Transmission Holdings Inc.	566	16,573
Barnes Group Inc.	160	5,480
Blount International Inc.[a]	162	2,116
Briggs & Stratton Corp.	168	3,079
Caterpillar Inc.	2,088	210,366
China Yuchai International Ltd.	68	1,392
CIRCOR International Inc.	56	4,025
CLARCOR Inc.	149	8,837
CNH Industrial NV	3,211	29,573
Colfax Corp.[a]	271	17,065
Crane Co.	171	11,732
Cummins Inc.	598	83,355
Deere & Co.	1,205	102,558
Donaldson Co. Inc.	495	19,201
Douglas Dynamics Inc.	68	1,136
Dover Corp.	549	47,082
EnPro Industries Inc.[a]	118	8,074
ESCO Technologies Inc.	61	2,047
Federal Signal Corp.	207	2,993
Flowserve Corp.	468	34,651
Graco Inc.	203	15,052
Greenbrier Companies Inc. (The)	80	5,156
Harsco Corp.	267	6,747
Hillenbrand Inc.	209	6,280
Hyster-Yale Materials Handling Inc.	19	1,522
IDEX Corp.	272	20,623
Illinois Tool Works Inc.	1,368	112,682
Ingersoll-Rand PLC	909	53,440
ITT Corp.	285	13,101
John Bean Technologies Corp.	98	2,553
Joy Global Inc.	356	21,097

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

Kadant Inc.	39	$1,487
Kennametal Inc.	266	11,247
Lindsay Corp.[b]	40	3,238
Lydall Inc.[a]	54	1,362
Manitowoc Co. Inc. (The)	450	11,952
Meritor Inc.[a]	378	4,751
Miller Industries Inc.	62	1,190
Mueller Industries Inc.	138	3,841
Mueller Water Products Inc. Class A	518	4,015
Navistar International Corp.[a,b]	238	8,370
Oshkosh Corp.	306	14,143
Pall Corp.	370	28,664
Parker Hannifin Corp.	486	55,866
Pentair PLC	662	42,414
Proto Labs Inc.[a,b]	64	5,184
Rexnord Corp.[a]	174	4,682
Snap-on Inc.	196	23,559
SPX Corp.	141	13,977
Standex International Corp.	40	2,638
Stanley Black & Decker Inc.	523	45,736
Tennant Co.	55	4,012
Terex Corp.	332	11,457
Timken Co. (The)	261	11,562
Titan International Inc.	143	2,134
Toro Co. (The)	220	13,053
Trinity Industries Inc.	512	22,344
Valmont Industries Inc.	83	12,087
Wabash National Corp.[a]	227	3,090
WABCO Holdings Inc.[a]	209	20,373
Wabtec Corp.	294	23,720
Watts Water Technologies Inc. Class A	75	4,385
Xerium Technologies Inc.[a]	121	1,573
Xylem Inc.	602	21,245

		1,336,115
MARINE — 0.05%
Baltic Trading Ltd.	282	1,435
Costamare Inc.	44	1,043
Danaos Corp.[a]	150	861
Diana Shipping Inc.[a]	232	2,262
International Shipholding Corp.	23	488
Kirby Corp.[a]	173	20,148
Matson Inc.	139	3,746
Navios Maritime Holdings Inc.	259	2,064
Safe Bulkers Inc.	83	605

Security	Shares	Value

Seaspan Corp.	122	$2,780

		35,432
MEDIA — 2.03%
A.H. Belo Corp. Class A	154	1,625
Cablevision NY Group Class A	700	13,454
CBS Corp. Class A	29	1,654
CBS Corp. Class B NVS	1,627	92,462
CBS Outdoor Americas Inc.	468	15,580
Cinemark Holdings Inc.	360	11,808
Clear Channel Outdoor Holdings Inc. Class A	136	1,027
E.W. Scripps Co. (The) Class Aa	105	2,276
Entercom Communications Corp. Class Aa	158	1,493
Entravision Communications Corp. Class A	228	1,275
Gannett Co. Inc.	711	23,264
Gray Television Inc.[a]	153	1,864
Grupo Televisa SAB de CV SP ADR	1,764	62,781
Harte-Hanks Inc.	148	971
Imax Corp.[a]	207	5,442
Interpublic Group of Companies Inc. (The)	1,483	29,230
John Wiley & Sons Inc. Class A	154	9,254
Journal Communications Inc. Class Aa	133	1,447
LIN Media LLC[a]	128	3,304
Lions Gate Entertainment Corp.	233	7,176
Live Nation Entertainment Inc.[a]	443	10,282
Media General Inc. Class Aa,b	198	3,992
Meredith Corp.	122	5,602
New Media Investment Group Inc.[a]	69	1,039
New York Times Co. (The) Class Ab	439	5,483
Omnicom Group Inc.	866	60,611
Pearson PLC SP ADR	2,711	52,078
Promotora de Informaciones SA Class A SP ADR[a]	834	1,468
Reed Elsevier NV SP ADR	1,214	54,606
Reed Elsevier PLC SP ADR	984	63,458
Regal Entertainment Group Class A	237	4,612
Scripps Networks Interactive Inc. Class A	274	22,580
Shaw Communications Inc. Class B	1,304	31,961
Thomson Reuters Corp.	1,110	41,969
Time Inc.[a]	376	9,062

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

Time Warner Cable Inc.	934	$135,523
Time Warner Inc.	2,939	243,996
Walt Disney Co. (The)	5,281	453,532
World Wrestling Entertainment Inc. Class Ab	114	1,423

		1,490,664
METALS & MINING — 2.64%
A.M. Castle & Co.[a]	60	497
Agnico-Eagle Mines Ltd.	596	22,165
AK Steel Holding Corp.[a,b]	366	3,331
Alamos Gold Inc.[a]	436	3,894
Alcoa Inc.	3,982	65,265
Allegheny Technologies Inc.	368	13,855
Aluminum Corp. of China Ltd. Class H SP ADR[a,b]	527	6,029
Ampco-Pittsburgh Corp.	27	545
AngloGold Ashanti Ltd. SP ADR[a]	1,172	20,147
ArcelorMittal NYS	3,219	48,961
AuRico Gold Inc.	1,036	4,248
Barrick Gold Corp.	3,961	71,615
BHP Billiton Ltd. SP ADR[b]	5,207	370,166
BHP Billiton PLC SP ADR	3,372	229,836
Carpenter Technology Corp.	188	10,178
Cliffs Natural Resources Inc.[b]	482	8,411
Coeur Mining Inc.[a,b]	299	2,332
Commercial Metals Co.	321	5,534
Companhia Siderurgica Nacional SA SP ADR	2,505	12,450
Compania de Minas Buenaventura SA SP ADR	686	8,033
Compass Minerals International Inc.	102	8,774
Constellium NV Class Aa	245	7,100
Dominion Diamond Corp.[a]	254	3,556
DRDGOLD Ltd. SP ADR	45	129
Eldorado Gold Corp.	2,492	18,491
Endeavour Silver Corp.[a]	398	2,344
First Majestic Silver Corp.[a]	387	4,102
Fortuna Silver Mines Inc.[a]	526	2,872
Franco-Nevada Corp.	468	26,465
Freeport-McMoRan Inc.	3,437	127,925
Gold Fields Ltd. SP ADR	2,430	9,574
Goldcorp Inc.	2,727	74,720
Harmony Gold Mining Co. Ltd. SP ADR[a]	1,118	3,388
Hecla Mining Co.	933	2,948

Security	Shares	Value

HudBay Minerals Inc.	578	$6,271
IAMGOLD Corp.	1,331	4,911
Kinross Gold Corp.[a]	3,953	15,772
Materion Corp.	68	2,197
McEwen Mining Inc.[a]	658	1,875
Mechel OAO SP ADR[a,b]	503	951
Molycorp Inc.[a,b]	497	1,039
Newmont Mining Corp.	1,649	41,077
Noranda Aluminium Holding Corp.	176	778
Nucor Corp.	1,069	53,685
POSCO SP ADR	866	69,999
Pretium Resources Inc.[a]	248	1,704
Primero Mining Corp.[a]	278	2,129
Reliance Steel & Aluminum Co.	241	16,448
Rio Tinto PLC SP ADR[b]	4,125	236,321
RTI International Metals Inc.[a]	98	2,436
Sesa Sterlite Ltd. SP ADR	1,093	20,570
Sibanye Gold Ltd. SP ADR	627	5,982
Silver Wheaton Corp.	1,169	30,523
Silvercorp Metals Inc.	583	1,090
Southern Copper Corp.	498	16,364
Stillwater Mining Co.[a,b]	308	5,513
SunCoke Energy Inc.[a]	240	5,479
Tahoe Resources Inc.[a]	319	8,438
Teck Resources Ltd. Class B	1,935	46,363
Ternium SA SP ADR	162	4,309
Thompson Creek Metals Co. Inc.[a]	503	1,398
TimkenSteel Corp.[a]	130	5,656
Turquoise Hill Resources Ltd.[a,b]	2,800	9,688
United States Steel Corp.	518	17,348
US Silica Holdings Inc.	156	8,770
Vale SA SP ADR	4,221	60,571
Walter Energy Inc.[b]	231	1,328
Worthington Industries Inc.	197	7,535
Yamana Gold Inc.	2,480	21,130

		1,935,528
MULTI-UTILITIES — 1.24%
Alliant Energy Corp.	368	20,792
Ameren Corp.	800	30,760
Avista Corp.	193	5,989
Black Hills Corp.	146	7,696
CenterPoint Energy Inc.	1,380	33,562
CMS Energy Corp.	886	25,632
Consolidated Edison Inc.	894	50,144
Dominion Resources Inc.	1,909	129,125

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

DTE Energy Co.	576	$42,520
Integrys Energy Group Inc.	263	17,242
Just Energy Group Inc.	310	1,674
MDU Resources Group Inc.	585	18,433
National Grid PLC SP ADR	2,460	176,603
NiSource Inc.	1,032	38,886
NorthWestern Corp.	120	5,546
PG&E Corp.	1,537	68,658
Public Service Enterprise Group Inc.	1,658	58,312
SCANA Corp.	406	20,657
Sempra Energy	756	75,381
TECO Energy Inc.	728	12,711
Vectren Corp.	263	10,018
Veolia Environnement SP ADR	1,476	26,184
Wisconsin Energy Corp.	744	32,424

		908,949
MULTILINE RETAIL — 0.52%
Big Lots Inc.	211	9,231
Dillard’s Inc. Class A	96	11,445
Dollar General Corp.[a]	1,046	57,771
Family Dollar Stores Inc.	370	27,658
J.C. Penney Co. Inc.[a,b]	1,014	9,511
Kohl’s Corp.	630	33,730
Macy’s Inc.	1,225	70,793
Nordstrom Inc.	497	34,407
Target Corp.	2,140	127,523

		382,069
OIL, GAS & CONSUMABLE FUELS — 12.29%
Advantage Oil & Gas Ltd.[a]	548	2,926
Alon USA Energy Inc.	47	604
Alpha Natural Resources Inc.[a,b]	653	2,214
Anadarko Petroleum Corp.	1,701	181,752
Antero Resources Corp.[a,b]	151	8,722
Apache Corp.	1,293	132,739
Arch Coal Inc.	588	1,746
Athlon Energy Inc.[a]	210	10,009
Baytex Energy Corp.	428	18,361
Bill Barrett Corp.[a,b]	155	3,722
Bonanza Creek Energy Inc.[a]	143	8,017
BP PLC SP ADR	10,210	499,984
BPZ Resources Inc.[a]	353	925
Cabot Oil & Gas Corp.	1,398	46,064
Callon Petroleum Co.[a]	128	1,265
Cameco Corp.	1,306	26,329
Canadian Natural Resources Ltd.	3,584	156,262

Security	Shares	Value

Cenovus Energy Inc.	2,580	$79,206
Chesapeake Energy Corp.	2,237	58,990
Chevron Corp.	6,334	818,606
China Petroleum & Chemical Corp. Class H SP ADR	795	77,624
Cimarex Energy Co.	296	41,150
Clayton Williams Energy Inc.[a]	32	3,405
Cloud Peak Energy Inc.[a]	203	3,142
CNOOC Ltd. SP ADR	540	95,402
Cobalt International Energy Inc.[a]	1,106	17,718
Comstock Resources Inc.	158	3,738
Concho Resources Inc.[a]	377	53,082
ConocoPhillips	4,110	339,075
CONSOL Energy Inc.	796	30,901
Continental Resources Inc.[a]	154	22,604
Cosan Ltd. Class A	624	7,532
Crescent Point Energy Corp.	1,298	52,984
CVR Energy Inc.	57	2,684
Delek US Holdings Inc.	151	4,412
Denbury Resources Inc.	1,125	19,069
Devon Energy Corp.	1,304	98,452
DHT Holdings Inc.	274	1,814
Ecopetrol SA SP ADR[b]	849	28,645
Enbridge Inc.	2,811	137,683
Encana Corp.	2,511	54,112
Endeavour International Corp.[a,b]	128	180
Energen Corp.	242	19,754
Enerplus Corp.	643	14,738
Eni SpA SP ADR	4,239	215,341
EnLink Midstream LLC	136	5,197
EOG Resources Inc.	1,824	199,619
EQT Corp.	516	48,411
EXCO Resources Inc.[b]	647	2,983
Exxon Mobil Corp.	14,362	1,420,976
Forest Oil Corp.[a]	381	777
Frontline Ltd.[a,b]	173	417
GasLog Ltd.[b]	117	2,983
Goodrich Petroleum Corp.[a,b]	92	1,772
Halcon Resources Corp.[a,b]	786	4,677
Harvest Natural Resources Inc.[a]	113	488
Hess Corp.	949	93,932
HollyFrontier Corp.	671	31,544
Hyperdynamics Corp.[a,b]	110	303
InterOil Corp.[a]	115	6,511
Kinder Morgan Inc.	2,209	79,480

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

Kodiak Oil & Gas Corp.[a]	893	$13,877
Kosmos Energy Ltd.[a,b]	251	2,417
Laredo Petroleum Inc.[a,b]	217	5,889
Magnum Hunter Resources Corp.[a,b]	630	4,051
Marathon Oil Corp.	2,278	88,272
Marathon Petroleum Corp.	976	81,476
Matador Resources Co.[a,b]	167	4,516
Miller Energy Resources Inc.[a,b]	108	528
Murphy Oil Corp.	584	36,284
Newfield Exploration Co.[a]	448	18,054
Noble Energy Inc.	1,201	79,854
Nordic American Tankers Ltd.[b]	159	1,369
Oasis Petroleum Inc.[a,b]	287	15,340
Occidental Petroleum Corp.	2,590	253,069
ONEOK Inc.	680	43,812
Panhandle Oil and Gas Inc.	25	1,611
PBF Energy Inc.	357	9,675
Peabody Energy Corp.	822	12,470
Pembina Pipeline Corp.[a]	1,130	47,324
Pengrowth Energy Corp.	1,733	11,091
Penn Virginia Corp.[a]	151	1,966
Penn West Petroleum Ltd.	1,699	13,133
Petrobras Argentina SA Class B SP ADR[a]	212	1,427
PetroChina Co. Ltd. Class H SP ADR	694	89,575
Petroleo Brasileiro SA SP ADR	4,920	78,425
PetroQuest Energy Inc.[a]	200	1,282
Phillips 66	1,893	153,541
Pioneer Natural Resources Co.	480	106,301
QEP Resources Inc.	618	20,425
Quicksilver Resources Inc.[a]	321	603
Range Resources Corp.	526	39,760
Resolute Energy Corp.[a,b]	171	1,306
REX American Resources Corp.[a]	23	1,940
Royal Dutch Shell PLC Class A SP ADR	6,525	533,941
Royal Dutch Shell PLC Class B SP ADR	4,050	348,867
Sanchez Energy Corp.[a]	129	4,092
SandRidge Energy Inc.[a,b]	1,562	9,310
Sasol Ltd. SP ADR	1,401	81,048
Scorpio Tankers Inc.	631	5,925
SemGroup Corp. Class A	141	10,868
Ship Finance International Ltd.[b]	201	3,658
SM Energy Co.	220	17,279

Security	Shares	Value

Southwestern Energy Co.[a]	1,140	$46,261
Spectra Energy Corp.	2,242	91,743
Statoil ASA SP ADR	3,215	91,435
Stone Energy Corp.[a]	163	6,202
Suncor Energy Inc.	4,955	203,502
Swift Energy Co.[a,b]	143	1,580
Talisman Energy Inc.	3,428	35,823
Targa Resources Corp.	127	16,192
Teekay Corp.	143	7,959
Teekay Tankers Ltd. Class A	326	1,297
Tesoro Corp.	430	26,462
Total SA SP ADR	6,779	437,245
TransCanada Corp.	2,334	117,097
Tsakos Energy Navigation Ltd.	221	1,565
Ultra Petroleum Corp.[a,b]	507	11,620
Ultrapar Participacoes SA SP ADR	1,262	28,887
USEC Inc.[a]	21	119
VAALCO Energy Inc.[a,b]	188	1,297
Valero Energy Corp.	1,782	90,526
Vermilion Energy Inc.[a]	326	21,470
W&T Offshore Inc.	121	1,623
Western Refining Inc.	187	7,660
Whiting Petroleum Corp.[a]	381	33,715
Williams Companies Inc. (The)	2,311	130,872
World Fuel Services Corp.	245	10,523
WPX Energy Inc.[a]	654	13,453
Yanzhou Coal Mining Co. Ltd. Class H SP ADR	709	5,743
YPF SA SP ADR	486	17,195

		9,018,471
PAPER & FOREST PRODUCTS — 0.17%
Boise Cascade Co.[a]	69	1,942
Clearwater Paper Corp.[a,b]	78	5,273
Deltic Timber Corp.	40	2,444
Domtar Corp.	240	8,621
Fibria Celulose SA SP ADR[a,b]	656	6,468
International Paper Co.	1,418	67,355
KapStone Paper and Packaging Corp.[a]	286	8,506
Louisiana-Pacific Corp.[a]	492	6,662
Neenah Paper Inc.	53	2,630
P.H. Glatfelter Co.	154	3,665
Resolute Forest Products Inc.[a]	274	4,217
Schweitzer-Mauduit International Inc.	104	4,246
Veritiv Corp.[a]	27	1,078

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

Wausau Paper Corp.	162	$1,631

		124,738
PERSONAL PRODUCTS — 0.15%
Avon Products Inc.	1,439	18,995
Coty Inc. Class A	189	3,234
Estee Lauder Companies Inc. (The) Class A	770	56,564
Herbalife Ltd.[b]	317	16,611
Medifast Inc.[a]	53	1,521
Nu Skin Enterprises Inc. Class A	172	10,095
Revlon Inc. Class Aa	36	1,098
USANA Health Sciences Inc.[a]	23	1,468

		109,586
PHARMACEUTICALS — 7.92%
AbbVie Inc.	5,340	279,496
Actavis PLC[a]	886	189,834
Allergan Inc.	999	165,694
AstraZeneca PLC SP ADR	3,725	271,143
Bristol-Myers Squibb Co.	5,565	281,700
Dr. Reddy’s Laboratories Ltd. SP ADR	409	18,303
Eli Lilly and Co.	3,292	201,009
GlaxoSmithKline PLC SP ADR	7,565	365,919
Hospira Inc.[a]	587	32,561
Johnson & Johnson	9,417	942,548
Lannett Co. Inc.[a,b]	81	2,722
Mallinckrodt PLC[a]	195	13,576
Merck & Co. Inc.	9,711	551,002
Novartis AG SP ADR	8,222	714,821
Novo-Nordisk A/S SP ADR	7,099	326,909
Perrigo Co. PLC	453	68,154
Pfizer Inc.	21,308	611,540
Prestige Brands Holdings Inc.[a]	176	5,421
Sanofi SP ADR	7,862	410,947
Taro Pharmaceutical Industries Ltd.[a]	51	7,204
Teva Pharmaceutical Industries Ltd. SP ADR	3,125	167,187
Valeant Pharmaceuticals International Inc.[a]	1,121	131,594
Zoetis Inc.	1,646	54,170

		5,813,454
PROFESSIONAL SERVICES — 0.32%
CBIZ Inc.[a,b]	143	1,167
CDI Corp.	44	610
Corporate Executive Board Co. (The)	113	7,014

Security	Shares	Value

Dun & Bradstreet Corp. (The)	137	$15,074
Equifax Inc.	390	29,675
Franklin Covey Co.[a]	53	1,000
FTI Consulting Inc.[a,b]	140	5,174
GP Strategies Corp.[a,b]	53	1,442
Hill International Inc.[a]	87	418
IHS Inc. Class Aa	217	28,507
Insperity Inc.	81	2,585
Korn/Ferry International[a]	158	4,648
Manpowergroup Inc.	279	21,731
Mistras Group Inc.[a,b]	53	1,119
Navigant Consulting Inc.[a]	173	2,823
Nielsen NV	944	43,528
On Assignment Inc.[a]	151	4,079
Robert Half International Inc.	452	21,990
Stantec Inc.	153	9,705
Towers Watson & Co. Class A	248	25,301
TrueBlue Inc.[a]	153	4,130
WageWorks Inc.[a,b]	128	5,343

		237,063
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.33%
Acadia Realty Trust	158	4,460
AG Mortgage Investment Trust Inc.	100	1,834
Agree Realty Corp.	72	2,108
Alexander’s Inc.	8	2,904
Alexandria Real Estate Equities Inc.	207	16,270
Altisource Residential Corp.	190	4,406
American Assets Trust Inc.	129	4,423
American Campus Communities Inc.	364	14,167
American Tower Corp.	1,343	126,766
Annaly Capital Management Inc.	3,148	34,943
Anworth Mortgage Asset Corp.	443	2,250
Apartment Investment and Management Co. Class A	462	15,791
Apollo Commercial Real Estate Finance Inc.	101	1,674
Apollo Residential Mortgage Inc.	76	1,239
ARMOUR Residential REIT Inc.	1,608	6,770
Ashford Hospitality Prime Inc.	54	899
Ashford Hospitality Trust Inc.	298	3,430
Associated Estates Realty Corp.	201	3,552
AvalonBay Communities Inc.	447	66,192
BioMed Realty Trust Inc.	609	13,094
Blackstone Mortgage Trust Inc. Class A	155	4,413

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

Boston Properties Inc.	524	$62,592
Brandywine Realty Trust	448	6,966
Brixmor Property Group Inc.	213	4,825
Camden Property Trust	278	20,116
Campus Crest Communities Inc.	179	1,432
Capstead Mortgage Corp.	280	3,595
CBL & Associates Properties Inc.	487	9,107
Cedar Realty Trust Inc.	355	2,237
Chatham Lodging Trust	120	2,540
Chesapeake Lodging Trust	180	5,342
Chimera Investment Corp.	3,293	10,439
Colony Financial Inc.	212	4,696
Columbia Property Trust Inc.	447	11,403
CoreSite Realty Corp.	40	1,306
Corporate Office Properties Trust	246	6,979
Corrections Corp. of America	389	12,534
Cousins Properties Inc.	589	7,292
Crown Castle International Corp.	1,133	84,046
CubeSmart	464	8,450
CYS Investments Inc.	593	5,266
DCT Industrial Trust Inc.	947	7,415
DDR Corp.	969	16,996
DiamondRock Hospitality Co.	688	8,435
Digital Realty Trust Inc.[b]	553	35,608
Douglas Emmett Inc.	414	11,795
Duke Realty Corp.	1,040	18,710
DuPont Fabros Technology Inc.[b]	232	6,359
Dynex Capital Inc.	879	7,296
EastGroup Properties Inc.	104	6,485
Education Realty Trust Inc.[b]	263	2,777
Empire State Realty Trust Inc. Class A	263	4,271
EPR Properties	137	7,384
Equity Commonwealth	343	9,213
Equity Lifestyle Properties, Inc.	282	12,490
Equity One Inc.	205	4,760
Equity Residential	1,186	76,675
Essex Property Trust Inc.[b]	212	40,189
Excel Trust Inc.	188	2,435
Extra Space Storage Inc.	361	18,675
Federal Realty Investment Trust	216	26,374
FelCor Lodging Trust Inc.	475	4,973
First Industrial Realty Trust Inc.	353	6,372
First Potomac Realty Trust	172	2,269
General Growth Properties Inc.	1,876	43,842

Security	Shares	Value

GEO Group Inc. (The)	259	$8,912
Getty Realty Corp.	126	2,315
Glimcher Realty Trust	503	5,402
Government Properties Income Trust	184	4,296
Gramercy Property Trust Inc.	108	638
Granite Real Estate Investment Trust	123	4,653
Hatteras Financial Corp.	345	6,607
HCP Inc.	1,593	66,157
Health Care REIT Inc.	1,094	69,611
Healthcare Realty Trust Inc.	356	8,793
Healthcare Trust of America Inc. Class A	582	6,932
Hersha Hospitality Trust	789	5,215
Highwoods Properties Inc.	301	12,663
Home Properties Inc.	197	12,961
Hospitality Properties Trust	413	11,799
Host Hotels & Resorts Inc.	2,603	56,589
Hudson Pacific Properties Inc.	203	5,197
Inland Real Estate Corp.	384	3,971
Invesco Mortgage Capital Inc.	440	7,471
Investors Real Estate Trust	345	2,939
iStar Financial Inc.[a]	338	4,860
Kilroy Realty Corp.	284	17,563
Kimco Realty Corp.	1,208	27,035
Kite Realty Group Trust	203	1,238
LaSalle Hotel Properties	284	9,880
Lexington Realty Trust	627	6,859
Liberty Property Trust	480	16,882
LTC Properties Inc.	119	4,561
Macerich Co. (The)	511	33,220
Mack-Cali Realty Corp.[b]	226	4,769
Medical Properties Trust Inc.	498	6,703
MFA Financial Inc.	1,178	9,589
Mid-America Apartment Communities Inc.	267	18,669
Monmouth Real Estate Investment Corp. Class Ab	742	7,628
National Health Investors Inc.[b]	74	4,425
National Retail Properties Inc.	353	12,556
New Residential Investment Corp.	791	4,730
New York REIT Inc.	580	6,055
Newcastle Investment Corp.	962	4,300
NorthStar Realty Finance Corp.[a]	672	10,819
Omega Healthcare Investors Inc.	400	14,616
One Liberty Properties Inc.	281	5,822

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

Parkway Properties Inc.	185	$3,835
Pebblebrook Hotel Trust	211	7,680
Pennsylvania Real Estate Investment Trust	235	4,519
PennyMac Mortgage Investment Trust[c]	216	4,625
Piedmont Office Realty Trust Inc. Class A	525	10,211
Plum Creek Timber Co. Inc.[b]	671	27,759
Post Properties Inc.	160	8,672
Prologis Inc.	1,569	64,031
PS Business Parks Inc.	72	5,940
Public Storage	487	83,574
RAIT Financial Trust	153	1,178
Ramco-Gershenson Properties Trust	527	8,748
Rayonier Inc.	407	13,862
Realty Income Corp.[b]	703	30,264
Redwood Trust Inc.	299	5,675
Regency Centers Corp.	294	15,982
Resource Capital Corp.	424	2,336
Retail Properties of America Inc. Class A	915	13,771
RLJ Lodging Trust	399	11,188
Rouse Properties Inc.[b]	120	2,034
Ryman Hospitality Properties Inc.	163	7,783
Saul Centers Inc.	54	2,574
Select Income REIT	152	4,218
Senior Housing Properties Trust	601	13,739
Silver Bay Realty Trust Corp.	112	1,810
Simon Property Group Inc.	1,037	174,413
SL Green Realty Corp.	298	32,124
Sovran Self Storage Inc.	107	8,209
Spirit Realty Capital Inc.	1,120	12,958
STAG Industrial Inc.	198	4,522
Starwood Property Trust Inc.	661	15,600
Starwood Waypoint Residential Trust[a]	132	3,470
Strategic Hotels & Resorts Inc.[a]	692	7,896
Summit Hotel Properties Inc.	310	3,184
Sun Communities Inc.[b]	116	6,105
Sunstone Hotel Investors Inc.	608	8,628
Tanger Factory Outlet Centers Inc.	289	10,014
Taubman Centers Inc.	204	15,006
Terreno Realty Corp.	121	2,263
Two Harbors Investment Corp.	1,098	11,233
UDR Inc.	778	22,624

Security	Shares	Value

Universal Health Realty Income Trust	46	$1,935
Urstadt Biddle Properties Inc. Class A	63	1,291
Ventas Inc.[b]	936	59,436
Vornado Realty Trust	567	60,113
Washington Prime Group Inc.[a]	531	10,031
Washington Real Estate Investment Trust	218	5,912
Weingarten Realty Investors	374	12,308
Weyerhaeuser Co.	1,719	53,839
Winthrop Realty Trust[b]	169	2,547
WP Carey Inc.	295	19,390

		2,441,505
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.28%
Alexander & Baldwin Inc.	129	4,924
Brookfield Asset Management Inc. Class A	1,833	81,843
CBRE Group Inc. Class Aa	1,064	32,814
E-House (China) Holdings Ltd. SP ADR	188	2,062
Forest City Enterprises Inc. Class Aa	548	10,505
Forestar Group Inc.[a]	89	1,664
Gazit-Globe Ltd.	329	4,362
Howard Hughes Corp. (The)[a]	123	17,887
IRSA Inversiones y Representaciones SA SP ADR	86	1,362
Jones Lang LaSalle Inc.	141	17,442
Kennedy-Wilson Holdings Inc.	274	6,412
Realogy Holdings Corp.[a]	492	18,086
St. Joe Co. (The)[a,b]	71	1,622
Tejon Ranch Co.[a]	60	1,716

		202,701
ROAD & RAIL — 1.28%
Canadian National Railway Co.	2,744	183,409
Canadian Pacific Railway Ltd.	588	111,691
Celadon Group Inc.	75	1,593
Con-way Inc.	186	9,179
CSX Corp.	3,355	100,382
Genesee & Wyoming Inc. Class Aa	193	19,248
Guangshen Railway Co. Ltd. Class H SP ADR	98	1,966
Hertz Global Holdings Inc.[a]	1,515	42,753
Kansas City Southern Industries Inc.	373	40,679
Knight Transportation Inc.	188	4,504
Norfolk Southern Corp.	1,027	104,405

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

Roadrunner Transportation Systems Inc.[a,b]	53	$1,332
Ryder System Inc.	176	15,159
Swift Transportation Co.[a,b]	400	8,180
Union Pacific Corp.	2,983	293,259

		937,739
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.60%
Advanced Micro Devices Inc.[a,b]	2,347	9,177
Advanced Semiconductor Engineering Inc. SP ADR	4,296	25,733
Advantest Corp. SP ADR	521	5,856
Freescale Semiconductor Ltd.[a,b]	310	6,206
Inphi Corp.[a]	68	1,038
International Rectifier Corp.[a]	251	6,235
Magnachip Semiconductor Corp.[a]	148	2,074
MaxLinear Inc. Class Aa	184	1,744
NeoPhotonics Corp.[a]	53	165
Renesola Ltd. SP ADR[a]	605	1,476
Semiconductor Manufacturing International Corp. SP ADR[a]	1,367	6,220
Spansion Inc. Class Aa	173	3,282
STMicroelectronics NV NYS	2,200	18,128
STR Holdings Inc.[a]	138	175
SunEdison Inc.[a]	813	16,260
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	15,242	304,840
Teradyne Inc.	564	10,276
Trina Solar Ltd. SP ADR[a,b]	240	2,690
United Microelectronics Corp. SP ADR	7,791	17,062
Yingli Green Energy Holding Co. Ltd. SP ADR[a,b]	353	1,165

		439,802
SOFTWARE — 1.39%
AVG Technologies[a]	150	2,550
Ellie Mae Inc.[a,b]	101	2,901
FactSet Research Systems Inc.	143	17,179
Fair Isaac Corp.	95	5,429
FleetMatics Group PLC[a]	144	4,549
Guidewire Software Inc.[a]	210	8,505
Imperva Inc.[a]	65	1,441
Infoblox Inc.[a]	213	2,582
Konami Corp. SP ADR	323	7,654
NetSuite Inc.[a,b]	112	9,443

Security	Shares	Value

Oracle Corp.	11,082	$447,602
PROS Holdings Inc.[a]	68	1,742
Red Hat Inc.[a]	639	37,139
Rosetta Stone Inc.[a]	76	733
Salesforce.com Inc.[a]	1,937	105,082
SAP SE	3,076	241,435
ServiceNow Inc.[a,b]	401	23,579
SolarWinds Inc.[a]	237	9,750
Solera Holdings Inc.	243	15,552
Tableau Software Inc. Class Aa	171	11,115
Tyler Technologies Inc.[a]	98	8,891
VMware Inc. Class Aa,b	270	26,827
Workday Inc. Class Aa,b	335	28,086

		1,019,766
SPECIALTY RETAIL — 1.70%
Aaron’s Inc.	203	5,355
Abercrombie & Fitch Co. Class A	257	10,110
Advance Auto Parts Inc.	250	30,277
Aeropostale Inc.[a,b]	199	661
American Eagle Outfitters Inc.	576	6,140
ANN INC.[a]	147	5,402
Asbury Automotive Group Inc.[a]	109	7,361
AutoNation Inc.[a,b]	336	17,916
AutoZone Inc.[a]	105	54,288
Barnes & Noble Inc.[a]	76	1,582
Best Buy Co. Inc.	901	26,787
Brown Shoe Co. Inc.	148	4,172
Buckle Inc. (The)[b]	54	2,403
Cabela’s Inc.[a,b]	149	8,696
CarMax Inc.[a,b]	731	35,680
Cato Corp. (The) Class A	58	1,790
Chico’s FAS Inc.	539	8,522
Christopher & Banks Corp.[a]	159	1,359
CST Brands Inc.	213	7,121
Dick’s Sporting Goods Inc.	340	14,460
DSW Inc. Class A	258	6,860
Express Inc.[a]	257	3,999
Foot Locker Inc.	461	21,911
GameStop Corp. Class A	410	17,208
Gap Inc. (The)	897	35,979
Genesco Inc.[a]	81	6,178
GNC Holdings Inc. Class A	293	9,613
Group 1 Automotive Inc.	81	5,988
Guess? Inc.	208	5,410
Haverty Furniture Companies Inc.	62	1,378

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

hhgregg Inc.[a]	75	$533
Home Depot Inc. (The)	4,578	370,131
L Brands Inc.	825	47,825
Lithia Motors Inc. Class A	76	6,753
Lowe’s Companies Inc.	3,399	162,642
Lumber Liquidators Holdings Inc.[a]	98	5,314
MarineMax Inc.[a]	78	1,300
Men’s Wearhouse Inc. (The)	153	7,699
Murphy USA Inc.[a]	152	7,512
New York & Co. Inc.[a]	255	859
Office Depot Inc.[a]	1,804	9,038
Penske Automotive Group Inc.	160	7,432
Pep Boys — Manny, Moe & Jack (The)[a]	203	2,148
Pier 1 Imports Inc.	301	4,533
RadioShack Corp.[a,b]	335	208
Restoration Hardware Holdings Inc.[a]	96	7,852
Sally Beauty Holdings Inc.[a,b]	553	14,350
Signet Jewelers Ltd.	270	27,483
Sonic Automotive Inc. Class A	121	2,943
Stage Stores Inc.	93	1,676
Systemax Inc.[a]	165	2,256
Tiffany & Co.	438	42,753
TJX Companies Inc. (The)	2,363	125,924
Vitamin Shoppe Inc.[a]	72	3,071
Williams-Sonoma Inc.	293	19,651

		1,246,492
TEXTILES, APPAREL & LUXURY GOODS — 0.78%
Carter’s Inc.	176	13,475
Coach Inc.	962	33,247
Deckers Outdoor Corp.[a]	109	9,648
Gildan Activewear Inc.	365	21,374
Hanesbrands Inc.	316	30,876
Kate Spade & Co.[a]	410	15,510
Luxottica Group SpA SP ADR	461	25,309
Michael Kors Holdings Ltd.[a]	611	49,784
Movado Group Inc.	60	2,456
Nike Inc. Class B	2,338	180,330
Oxford Industries Inc.	49	2,919
PVH Corp.	265	29,198
Quiksilver Inc.[a]	443	1,325
Ralph Lauren Corp.	202	31,484
SKECHERS U.S.A. Inc. Class Aa	128	6,678
Tumi Holdings Inc.[a,b]	156	3,288
Under Armour Inc. Class Aa,b	526	35,110

Security	Shares	Value

Unifi Inc.[a]	28	$802
VF Corp.	1,167	71,502
Wolverine World Wide Inc.	328	7,957

		572,272
THRIFTS & MORTGAGE FINANCE — 0.09%
Astoria Financial Corp.	203	2,615
Doral Financial Corp.[a]	27	138
EverBank Financial Corp.	291	5,529
Federal Agricultural Mortgage Corp. Class C NVS	29	845
Flagstar Bancorp Inc.[a]	94	1,720
MGIC Investment Corp.[a]	1,089	8,048
Nationstar Mortgage Holdings Inc.[a,b]	69	2,105
New York Community Bancorp Inc.	1,459	23,169
Ocwen Financial Corp.[a]	367	11,072
Provident Financial Services Inc.	185	3,091
Radian Group Inc.	606	7,672
Walker & Dunlop Inc.[a]	117	1,597

		67,601
TOBACCO — 1.14%
Alliance One International Inc.[a]	289	656
Altria Group Inc.	6,645	269,787
Lorillard Inc.	1,235	74,693
Philip Morris International Inc.	5,225	428,502
Reynolds American Inc.	1,032	57,637
Universal Corp.	61	3,168
Vector Group Ltd.	250	5,132

		839,575
TRADING COMPANIES & DISTRIBUTORS — 0.25%
AerCap Holdings NVa	167	7,286
Air Lease Corp.	307	10,576
Aircastle Ltd.[b]	161	2,890
Applied Industrial Technologies Inc.	128	6,203
CAI International Inc.[a,b]	41	783
Fly Leasing Ltd. SP ADR	492	7,350
GATX Corp.	124	7,688
Kaman Corp.	83	3,321
MFC Industrial Ltd.	156	1,168
MRC Global Inc.[a]	324	8,693
MSC Industrial Direct Co. Inc. Class A	138	11,770
NOW Inc.[a,b]	355	11,427
TAL International Group Inc.	101	4,464
Textainer Group Holdings Ltd.	61	2,231
United Rentals Inc.[a]	333	35,265

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2014

Security	Shares	Value

W.W. Grainger Inc.	199	$46,795
Watsco Inc.	91	8,151
WESCO International Inc.[a]	128	10,047

		186,108
TRANSPORTATION INFRASTRUCTURE — 0.03%
Aegean Marine Petroleum Network Inc.	60	565
Grupo Aeroportuario del Pacifico SAB de CV SP ADR	98	6,597
Grupo Aeroportuario del Sureste SAB de CV Series B SP ADR	80	9,959
Wesco Aircraft Holdings Inc.[a]	235	4,453

		21,574
WATER UTILITIES — 0.08%
American States Water Co.	126	3,849
American Water Works Co. Inc.	555	26,512
Aqua America Inc.	564	13,412
California Water Service Group	141	3,211
Companhia de Saneamento Basico do Estado de Sao Paulo SP ADR	1,264	11,250
SJW Corp.	66	1,769

		60,003
WIRELESS TELECOMMUNICATION SERVICES — 0.91%
America Movil SAB de CV Series L SP ADR	6,826	160,889
Cellcom Israel Ltd.	141	1,722
China Mobile Ltd. SP ADR	3,540	192,895
Mobile TeleSystems OJSC SP ADR	1,693	30,355
NTT DOCOMO Inc. SP ADR	4,594	80,533
Philippine Long Distance Telephone Co. SP ADR	304	21,389
Rogers Communications Inc. Class B	1,228	47,941
SK Telecom Co. Ltd. SP ADR	1,338	37,879
Sprint Corp.[a,b]	2,605	19,147
T-Mobile US Inc.[a]	909	29,942
Telephone & Data Systems Inc.	282	7,050
TIM Participacoes SA SP ADR	578	15,386
Turkcell Iletisim Hizmetleri AS SP ADR[a]	1,108	18,105
United States Cellular Corp.[a]	25	977

		664,210

TOTAL COMMON STOCKS
(Cost: $68,399,829)		73,249,092

Security	Shares	Value

WARRANTS — 0.00%

OIL, GAS & CONSUMABLE FUELS — 0.00%
Magnum Hunter Resources Corp. (Expires 04/15/16)[a,b]	78	$—

		—

TOTAL WARRANTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 2.79%

MONEY MARKET FUNDS — 2.79%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	1,780,305	1,780,305
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]	111,045	111,045
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	154,937	154,937

		2,046,287

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,046,287)		2,046,287

TOTAL INVESTMENTS IN SECURITIES — 102.63%
(Cost: $70,446,116)		75,295,379
Other Assets, Less Liabilities — (2.63)%		(1,929,324)

NET ASSETS — 100.00%		$73,366,055

NVS  —  Non-Voting Shares

NYS  —  New York Registered Shares

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® NYSE 100 ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.75%

AEROSPACE & DEFENSE — 3.95%
Boeing Co. (The)	5,796	$698,302
General Dynamics Corp.	2,476	289,122
Honeywell International Inc.	6,225	571,642
Lockheed Martin Corp.	2,534	423,102
United Technologies Corp.	7,285	766,018

		2,748,186
AIR FREIGHT & LOGISTICS — 1.24%
FedEx Corp.	2,181	320,346
United Parcel Service Inc. Class B	5,614	545,063

		865,409
AUTOMOBILES — 1.27%
Ford Motor Co.	30,874	525,475
General Motors Co.	10,690	361,536

		887,011
BEVERAGES — 3.40%
Coca-Cola Co. (The)	33,178	1,303,564
PepsiCo Inc.	12,046	1,061,252

		2,364,816
CAPITAL MARKETS — 2.84%
Bank of New York Mellon Corp. (The)	9,049	353,273
BlackRock Inc.[a]	1,258	383,350
Franklin Resources Inc.	3,143	170,194
Goldman Sachs Group Inc. (The)	3,271	565,458
Morgan Stanley	15,516	501,787

		1,974,062
CHEMICALS — 3.01%
Dow Chemical Co. (The)	9,574	488,944
E.I. du Pont de Nemours and Co.	7,303	469,656
LyondellBasell Industries NV Class A	3,473	369,006
Monsanto Co.	4,168	471,359
Praxair Inc.	2,325	297,926

		2,096,891
COMMERCIAL BANKS — 10.43%
Bank of America Corp.	83,557	1,274,244
Citigroup Inc.	24,138	1,180,590
J.P. Morgan Chase & Co.	29,772	1,716,951
PNC Financial Services Group Inc. (The)[a]	4,239	349,972
U.S. Bancorp	14,428	606,409
Wells Fargo & Co.	41,852	2,130,267

		7,258,433

Security	Shares	Value

COMPUTERS & PERIPHERALS — 1.45%
EMC Corp.	16,119	$472,287
Hewlett-Packard Co.	15,067	536,536

		1,008,823
CONSUMER FINANCE — 1.58%
American Express Co.	8,412	740,256
Capital One Financial Corp.	4,503	358,169

		1,098,425
DIVERSIFIED FINANCIAL SERVICES — 1.69%
Berkshire Hathaway Inc. Class Bb	9,390	1,177,788

		1,177,788
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.49%
AT&T Inc.	41,243	1,467,838
Verizon Communications Inc.	32,905	1,659,070

		3,126,908
ELECTRIC UTILITIES — 1.48%
Duke Energy Corp.	5,626	405,803
NextEra Energy Inc.	3,426	321,667
Southern Co. (The)	7,069	306,017

		1,033,487
ELECTRICAL EQUIPMENT — 0.50%
Emerson Electric Co.	5,513	350,902

		350,902
ENERGY EQUIPMENT & SERVICES — 2.27%
Halliburton Co.	6,716	463,337
Schlumberger Ltd.	10,334	1,120,102

		1,583,439
FOOD & STAPLES RETAILING — 3.00%
CVS Caremark Corp.	9,291	709,461
Wal-Mart Stores Inc.	12,308	905,622
Walgreen Co.	6,905	474,857

		2,089,940
FOOD PRODUCTS — 0.35%
General Mills Inc.	4,827	242,074

		242,074
HEALTH CARE EQUIPMENT & SUPPLIES — 2.33%
Abbott Laboratories	11,942	502,997
Baxter International Inc.	4,303	321,391
Covidien PLC	3,578	309,533
Medtronic Inc.	7,943	490,401

		1,624,322

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® NYSE 100 ETF

July 31, 2014

Security	Shares	Value

HEALTH CARE PROVIDERS & SERVICES — 1.39%
McKesson Corp.	1,830	$351,104
UnitedHealth Group Inc.	7,632	618,573

		969,677
HOTELS, RESTAURANTS & LEISURE — 1.74%
Las Vegas Sands Corp.	3,011	222,363
McDonald’s Corp.	7,854	742,674
Yum! Brands Inc.	3,503	243,108

		1,208,145
HOUSEHOLD PRODUCTS — 3.50%
Colgate-Palmolive Co.	7,279	461,489
Kimberly-Clark Corp.	2,990	310,571
Procter & Gamble Co. (The)	21,501	1,662,457

		2,434,517
INDUSTRIAL CONGLOMERATES — 4.44%
3M Co.	5,199	732,487
Danaher Corp.	4,843	357,801
General Electric Co.	79,680	2,003,952

		3,094,240
INSURANCE — 1.88%
American International Group Inc.	11,499	597,718
MetLife Inc.	7,432	390,923
Prudential Financial Inc.	3,651	317,528

		1,306,169
IT SERVICES — 4.85%
Accenture PLC Class A	5,037	399,333
International Business Machines Corp.	8,042	1,541,410
MasterCard Inc. Class A	8,038	596,018
Visa Inc. Class A	3,968	837,288

		3,374,049
LIFE SCIENCES TOOLS & SERVICES — 0.55%
Thermo Fisher Scientific Inc.	3,166	384,669

		384,669
MACHINERY — 1.46%
Caterpillar Inc.	4,974	501,130
Deere & Co.	2,887	245,713
Illinois Tool Works Inc.	3,274	269,679

		1,016,522
MEDIA — 2.40%
Time Warner Inc.	7,012	582,136
Walt Disney Co. (The)	12,660	1,087,241

		1,669,377

Security	Shares	Value

METALS & MINING — 0.43%
Freeport-McMoRan Inc.	8,078	$300,663

		300,663
MULTI-UTILITIES — 0.45%
Dominion Resources Inc.	4,615	312,159

		312,159
MULTILINE RETAIL — 0.43%
Target Corp.	5,029	299,678

		299,678
OIL, GAS & CONSUMABLE FUELS — 12.20%
Anadarko Petroleum Corp.	4,018	429,323
Apache Corp.	3,030	311,060
Chevron Corp.	15,126	1,954,884
ConocoPhillips	9,755	804,788
EOG Resources Inc.	4,302	470,811
Exxon Mobil Corp.	34,123	3,376,130
Kinder Morgan Inc.	5,158	185,585
Occidental Petroleum Corp.	6,119	597,887
Phillips 66	4,490	364,184

		8,494,652
PHARMACEUTICALS — 10.37%
AbbVie Inc.	12,637	661,421
Allergan Inc.	2,367	392,591
Bristol-Myers Squibb Co.	13,171	666,716
Eli Lilly and Co.	7,833	478,283
Johnson & Johnson	22,479	2,249,923
Merck & Co. Inc.	23,221	1,317,559
Pfizer Inc.	50,685	1,454,659

		7,221,152
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.59%
Simon Property Group Inc.	2,446	411,393

		411,393
ROAD & RAIL — 1.01%
Union Pacific Corp.	7,131	701,049

		701,049
SOFTWARE — 1.54%
Oracle Corp.	26,572	1,073,243

		1,073,243
SPECIALTY RETAIL — 2.24%
Home Depot Inc. (The)	10,867	878,597
Lowe’s Companies Inc.	8,031	384,283
TJX Companies Inc. (The)	5,513	293,788

		1,556,668

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE 100 ETF

July 31, 2014

Security	Shares	Value

TEXTILES, APPAREL & LUXURY GOODS — 0.61%
Nike Inc. Class B	5,517	$425,526

		425,526
TOBACCO — 2.39%
Altria Group Inc.	15,787	640,952
Philip Morris International Inc.	12,498	1,024,961

		1,665,913

TOTAL COMMON STOCKS
(Cost: $55,844,569)		69,450,377

SHORT-TERM INVESTMENTS — 0.09%

MONEY MARKET FUNDS — 0.09%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[a,c]	63,042	63,042

		63,042

TOTAL SHORT-TERM INVESTMENTS
(Cost: $63,042)		63,042

TOTAL INVESTMENTS IN SECURITIES — 99.84%
(Cost: $55,907,611)		69,513,419
Other Assets, Less Liabilities — 0.16%		110,681

NET ASSETS — 100.00%		$69,624,100

[a]	Affiliated issuer. See Note 2.
[b]	Non-income earning security.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2014

	iShares North American Tech ETF	iShares North American Tech-Multimedia Networking ETF	iShares North American Tech-Software ETF

ASSETS
Investments, at cost:
Unaffiliated	$541,789,191	$319,664,828	$932,097,412
Affiliated (Note 2)	27,364,637	33,893,017	149,659,584

Total cost of investments	$569,153,828	$353,557,845	$1,081,756,996

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$715,877,833	$323,969,133	$974,998,260
Affiliated (Note 2)	27,364,637	33,893,017	149,659,584

Total fair value of investments	743,242,470	357,862,150	1,124,657,844
Cash	15	—	—
Receivables:
Dividends and interest	133,898	28,858	78,374

Total Assets	743,376,383	357,891,008	1,124,736,218

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	26,747,976	33,729,365	149,131,093
Investment advisory fees (Note 2)	288,085	128,758	416,424

Total Liabilities	27,036,061	33,858,123	149,547,517

NET ASSETS	$716,340,322	$324,032,885	$975,188,701

Net assets consist of:
Paid-in capital	$583,401,444	$439,997,416	$980,484,211
Undistributed net investment income	—	104,550	—
Accumulated net realized loss	(41,149,764)	(120,373,386)	(48,196,358)
Net unrealized appreciation	174,088,642	4,304,305	42,900,848

NET ASSETS	$716,340,322	$324,032,885	$975,188,701

Shares outstanding[b]	7,500,000	9,500,000	11,500,000

Net asset value per share	$95.51	$34.11	$84.80

[a]	Securities on loan with values of $25,336,718, $32,309,209 and $140,899,607, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2014

	iShares North American Natural Resources ETF	iShares PHLX Semiconductor ETF	iShares NYSE Composite ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,108,126,562	$483,558,555	$68,139,407
Affiliated (Note 2)	12,996,373	17,091,004	2,306,709

Total cost of investments	$2,121,122,935	$500,649,559	$70,446,116

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,419,930,709	$482,544,675	$72,935,280
Affiliated (Note 2)	12,996,373	17,091,004	2,360,099

Total fair value of investments	2,432,927,082	499,635,679	75,295,379
Cash	—	—	3,138
Receivables:
Investment securities sold	—	—	1,406
Dividends and interest	2,295,963	586,674	104,377
Capital shares sold	8,756	94,663	—

Total Assets	2,435,231,801	500,317,016	75,404,300

LIABILITIES
Payables:
Investment securities purchased	—	—	129,872
Collateral for securities on loan (Note 1)	12,052,654	16,809,973	1,891,350
Foreign taxes (Note 1)	—	—	1,065
Investment advisory fees (Note 2)	995,843	188,777	15,958

Total Liabilities	13,048,497	16,998,750	2,038,245

NET ASSETS	$2,422,183,304	$483,318,266	$73,366,055

Net assets consist of:
Paid-in capital	$2,343,267,147	$544,113,540	$85,430,438
Undistributed (distributions in excess of) net investment income	(1,579,063)	72,691	106,058
Accumulated net realized loss	(231,308,532)	(59,854,085)	(17,018,604)
Net unrealized appreciation (depreciation)	311,803,752	(1,013,880)	4,848,163

NET ASSETS	$2,422,183,304	$483,318,266	$73,366,055

Shares outstanding[b]	50,400,000	5,850,000	750,000

Net asset value per share	$48.06	$82.62	$97.82

[a]	Securities on loan with values of $11,225,998, $15,999,070 and $1,796,882, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2014

iShares NYSE 100 ETF

ASSETS
Investments, at cost:
Unaffiliated	$55,310,441
Affiliated (Note 2)	597,170

Total cost of investments	$55,907,611

Investments in securities, at fair value (Note 1):
Unaffiliated	$68,717,055
Affiliated (Note 2)	796,364

Total fair value of investments	69,513,419
Receivables:
Dividends and interest	122,806

Total Assets	69,636,225

LIABILITIES
Payables:
Investment advisory fees (Note 2)	12,125

Total Liabilities	12,125

NET ASSETS	$69,624,100

Net assets consist of:
Paid-in capital	$77,887,936
Undistributed net investment income	147,772
Accumulated net realized loss	(22,017,416)
Net unrealized appreciation	13,605,808

NET ASSETS	$69,624,100

Shares outstanding[a]	800,000

Net asset value per share	$87.03

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2014

	iShares North American Tech ETF	iShares North American Tech-Multimedia Networking ETF	iShares North American Tech-Software ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$9,022,718	$2,386,789	$7,396,581
Interest — affiliated (Note 2)	89	21	73
Securities lending income — affiliated (Note 2)	138,001	143,039	610,554

Total investment income	9,160,808	2,529,849	8,007,208

EXPENSES
Investment advisory fees (Note 2)	3,156,880	1,310,116	4,994,055

Total expenses	3,156,880	1,310,116	4,994,055

Net investment income	6,003,928	1,219,733	3,013,153

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(5,136,991)	(18,552,327)	(9,630,639)
In-kind redemptions — unaffiliated	34,387,933	14,756,689	151,192,412

Net realized gain (loss)	29,250,942	(3,795,638)	141,561,773

Net change in unrealized appreciation/depreciation	106,605,088	29,646,455	(16,921,834)

Net realized and unrealized gain	135,856,030	25,850,817	124,639,939

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$141,859,958	$27,070,550	$127,653,092

[a]	Net of foreign withholding tax of $2,067, $ — and $33,458, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2014

	iShares North American Natural Resources ETF	iShares PHLX Semiconductor ETF	iShares NYSE Composite ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$43,443,955	$5,034,708	$1,765,937
Dividends — affiliated (Note 2)	—	—	8,029
Interest — affiliated (Note 2)	312	28	12
Securities lending income — affiliated (Note 2)	282,009	53,249	14,458
Payment from affiliate (Note 2)	—	35,514	—

Total investment income	43,726,276	5,123,499	1,788,436

EXPENSES
Investment advisory fees (Note 2)	10,527,364	1,491,961	181,714

Total expenses	10,527,364	1,491,961	181,714

Net investment income	33,198,912	3,631,538	1,606,722

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(35,585,031)	(20,595,156)	(1,572,539)
Investments — affiliated (Note 2)	—	—	563
In-kind redemptions — unaffiliated	113,691,584	68,344,079	5,799,212
In-kind redemptions — affiliated (Note 2)	—	—	21,544
Foreign currency transactions	16,045	—	(483)

Net realized gain	78,122,598	47,748,923	4,248,297

Net change in unrealized appreciation/depreciation[b]	293,704,786	21,035,162	3,788,185

Net realized and unrealized gain	371,827,384	68,784,085	8,036,482

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$405,026,296	$72,415,623	$9,643,204

[a]	Net of foreign withholding tax of $1,035,998, $98,159 and $60,952, respectively.
[b]	Net of deferred foreign capital gains taxes of $ —, $ —, and $1,065, respectively.

See notes to financial statements.

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2014

iShares NYSE 100 ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$1,599,311
Dividends — affiliated (Note 2)	16,860
Interest — affiliated (Note 2)	10
Securities lending income — affiliated (Note 2)	103

Total investment income	1,616,284

EXPENSES
Investment advisory fees (Note 2)	132,722

Total expenses	132,722

Net investment income	1,483,562

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(236,202)
Investments — affiliated (Note 2)	107
In-kind redemptions — unaffiliated	1,146,574
In-kind redemptions — affiliated (Note 2)	14,473

Net realized gain	924,952

Net change in unrealized appreciation/depreciation	5,474,978

Net realized and unrealized gain	6,399,930

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,883,492

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares North American Tech ETF		iShares North American Tech-Multimedia Networking ETF
	Year ended July 31, 2014	Year ended July 31, 2013	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,003,928	$5,358,665	$1,219,733	$2,841,550
Net realized gain (loss)	29,250,942	28,978,393	(3,795,638)	(26,197,791)
Net change in unrealized appreciation/depreciation	106,605,088	52,774,363	29,646,455	74,657,751

Net increase in net assets resulting from operations	141,859,958	87,111,421	27,070,550	51,301,510

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,042,520)	(5,397,384)	(1,115,183)	(6,069,240)

Total distributions to shareholders	(6,042,520)	(5,397,384)	(1,115,183)	(6,069,240)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	75,493,668	165,626,960	152,661,376	154,665,633
Cost of shares redeemed	(80,416,091)	(141,798,157)	(82,366,458)	(169,537,469)

Net increase (decrease) in net assets from capital share transactions	(4,922,423)	23,828,803	70,294,918	(14,871,836)

INCREASE IN NET ASSETS	130,895,015	105,542,840	96,250,285	30,360,434

NET ASSETS
Beginning of year	585,445,307	479,902,467	227,782,600	197,422,166

End of year	$716,340,322	$585,445,307	$324,032,885	$227,782,600

Undistributed net investment income included in net assets at end of year	$—	$—	$104,550	$—

SHARES ISSUED AND REDEEMED
Shares sold	850,000	2,350,000	4,500,000	5,400,000
Shares redeemed	(900,000)	(2,100,000)	(2,600,000)	(5,850,000)

Net increase (decrease) in shares outstanding	(50,000)	250,000	1,900,000	(450,000)

See notes to financial statements.

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares North American Tech-Software ETF		iShares North American Natural Resources ETF
	Year ended July 31, 2014	Year ended July 31, 2013	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,013,153	$2,550,571	$33,198,912	$30,333,109
Net realized gain	141,561,773	26,143,950	78,122,598	70,809,306
Net change in unrealized appreciation/depreciation	(16,921,834)	113,948,766	293,704,786	111,715,727

Net increase in net assets resulting from operations	127,653,092	142,643,287	405,026,296	212,858,142

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,316,385)	(1,806,180)	(33,343,672)	(32,462,406)

Total distributions to shareholders	(4,316,385)	(1,806,180)	(33,343,672)	(32,462,406)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	770,650,397	197,072,257	452,217,620	603,305,098
Cost of shares redeemed	(648,349,077)	(207,890,261)	(402,246,143)	(475,692,360)

Net increase (decrease) in net assets from capital share transactions	122,301,320	(10,818,004)	49,971,477	127,612,738

INCREASE IN NET ASSETS	245,638,027	130,019,103	421,654,101	308,008,474

NET ASSETS
Beginning of year	729,550,674	599,531,571	2,000,529,203	1,692,520,729

End of year	$975,188,701	$729,550,674	$2,422,183,304	$2,000,529,203

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$—	$744,391	$(1,579,063)	$(1,579,063)

SHARES ISSUED AND REDEEMED
Shares sold	9,550,000	2,950,000	10,450,000	15,150,000
Shares redeemed	(8,000,000)	(3,100,000)	(9,400,000)	(12,100,000)

Net increase (decrease) in shares outstanding	1,550,000	(150,000)	1,050,000	3,050,000

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares PHLX Semiconductor ETF		iShares NYSE Composite ETF
	Year ended July 31, 2014	Year ended July 31, 2013	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,631,538	$2,848,620	$1,606,722	$1,660,220
Net realized gain (loss)	47,748,923	13,192,891	4,248,297	(1,169,468)
Net change in unrealized appreciation/depreciation	21,035,162	32,948,937	3,788,185	14,104,314

Net increase in net assets resulting from operations	72,415,623	48,990,448	9,643,204	14,595,066

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,029,148)	(2,843,145)	(1,637,312)	(1,633,039)

Total distributions to shareholders	(4,029,148)	(2,843,145)	(1,637,312)	(1,633,039)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	773,391,762	811,018,419	—	29,514,343
Cost of shares redeemed	(566,286,308)	(858,089,314)	(26,284,930)	(15,558,801)

Net increase (decrease) in net assets from capital share transactions	207,105,454	(47,070,895)	(26,284,930)	13,955,542

INCREASE (DECREASE) IN NET ASSETS	275,491,929	(923,592)	(18,279,038)	26,917,569

NET ASSETS
Beginning of year	207,826,337	208,749,929	91,645,093	64,727,524

End of year	$483,318,266	$207,826,337	$73,366,055	$91,645,093

Undistributed net investment income included in net assets at end of year	$72,691	$470,301	$106,058	$134,067

SHARES ISSUED AND REDEEMED
Shares sold	10,100,000	14,450,000	—	350,000
Shares redeemed	(7,450,000)	(15,250,000)	(300,000)	(200,000)

Net increase (decrease) in shares outstanding	2,650,000	(800,000)	(300,000)	150,000

See notes to financial statements.

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares NYSE 100 ETF
	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,483,562	$1,362,243
Net realized gain	924,952	1,571,311
Net change in unrealized appreciation/depreciation	5,474,978	9,650,843

Net increase in net assets resulting from operations	7,883,492	12,584,397

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,447,626)	(1,377,666)

Total distributions to shareholders	(1,447,626)	(1,377,666)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,044,045	3,857,436
Cost of shares redeemed	(4,159,164)	(11,022,410)

Net increase (decrease) in net assets from capital share transactions	3,884,881	(7,164,974)

INCREASE IN NET ASSETS	10,320,747	4,041,757

NET ASSETS
Beginning of year	59,303,353	55,261,596

End of year	$69,624,100	$59,303,353

Undistributed net investment income included in net assets at end of year	$147,772	$111,836

SHARES ISSUED AND REDEEMED
Shares sold	100,000	50,000
Shares redeemed	(50,000)	(150,000)

Net increase (decrease) in shares outstanding	50,000	(100,000)

See notes to financial statements.

FINANCIAL STATEMENTS	67

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares North American Tech ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$77.54	$65.74	$61.97	$52.01	$45.93

Income from investment operations:
Net investment income[a]	0.79	0.74	0.40	0.28	0.19
Net realized and unrealized gain[b]	17.98	11.78	3.80	9.98	6.10

Total from investment operations	18.77	12.52	4.20	10.26	6.29

Less distributions from:
Net investment income	(0.80)	(0.72)	(0.43)	(0.30)	(0.21)

Total distributions	(0.80)	(0.72)	(0.43)	(0.30)	(0.21)

Net asset value, end of year	$95.51	$77.54	$65.74	$61.97	$52.01

Total return	24.29%	19.16%	6.80%	19.73%	13.67%

Ratios/Supplemental data:
Net assets, end of year (000s)	$716,340	$585,445	$479,902	$415,214	$384,854
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	0.90%	1.04%	0.64%	0.46%	0.36%
Portfolio turnover rate[c]	9%	9%	9%	12%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares North American Tech-Multimedia Networking ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$29.97	$24.52	$29.06	$27.42	$24.70

Income from investment operations:
Net investment income (loss)[a]	0.14	0.33	0.15	(0.02)	0.05
Net realized and unrealized gain (loss)[b]	4.13	5.81	(4.53)	1.69	2.74

Total from investment operations	4.27	6.14	(4.38)	1.67	2.79

Less distributions from:
Net investment income	(0.13)	(0.69)	(0.14)	(0.03)	(0.05)
Return of capital	—	—	(0.02)	—	(0.02)

Total distributions	(0.13)	(0.69)	(0.16)	(0.03)	(0.07)

Net asset value, end of year	$34.11	$29.97	$24.52	$29.06	$27.42

Total return	14.25%	25.16%	(15.12)%	6.07%	11.31%

Ratios/Supplemental data:
Net assets, end of year (000s)	$324,033	$227,783	$197,422	$194,675	$183,688
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets	0.44%	1.18%	0.54%	(0.05)%	0.18%
Portfolio turnover rate[c]	30%	25%	33%	28%	25%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares North American Tech-Software ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$73.32	$59.36	$59.10	$47.24	$40.70

Income from investment operations:
Net investment income (loss)[a]	0.23	0.25	0.09	(0.07)	(0.05)
Net realized and unrealized gain[b]	11.59	13.88	0.27	11.93	6.59

Total from investment operations	11.82	14.13	0.36	11.86	6.54

Less distributions from:
Net investment income	(0.34)	(0.17)	(0.10)	—	—

Total distributions	(0.34)	(0.17)	(0.10)	—	—

Net asset value, end of year	$84.80	$73.32	$59.36	$59.10	$47.24

Total return	16.14%	23.84%	0.61%	25.11%	16.07%

Ratios/Supplemental data:
Net assets, end of year (000s)	$975,189	$729,551	$599,532	$585,114	$264,542
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets	0.29%	0.38%	0.16%	(0.12)%	(0.11)%
Portfolio turnover rate[c]	13%	15%	10%	18%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares North American Natural Resources ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$40.54	$36.56	$44.13	$32.93	$29.75

Income from investment operations:
Net investment income[a]	0.66	0.64	0.51	0.41	0.49
Net realized and unrealized gain (loss)[b]	7.52	4.02	(7.59)	11.37	3.06

Total from investment operations	8.18	4.66	(7.08)	11.78	3.55

Less distributions from:
Net investment income	(0.66)	(0.68)	(0.49)	(0.58)	(0.37)

Total distributions	(0.66)	(0.68)	(0.49)	(0.58)	(0.37)

Net asset value, end of year	$48.06	$40.54	$36.56	$44.13	$32.93

Total return	20.33%	12.84%	(16.04)%	35.89%	11.88%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,422,183	$2,000,529	$1,692,521	$2,224,242	$1,582,047
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.50%	1.62%	1.34%	1.00%	1.46%
Portfolio turnover rate[c]	7%	7%	8%	11%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares PHLX Semiconductor ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$64.95	$52.19	$52.40	$45.98	$42.29

Income from investment operations:
Net investment income[a]	0.87	0.75	0.55	0.44	0.40
Net realized and unrealized gain (loss)[b]	17.78	12.76	(0.32)	6.49	3.73

Total from investment operations	18.65	13.51	0.23	6.93	4.13

Less distributions from:
Net investment income	(0.98)	(0.75)	(0.44)	(0.51)	(0.44)

Total distributions	(0.98)	(0.75)	(0.44)	(0.51)	(0.44)

Net asset value, end of year	$82.62	$64.95	$52.19	$52.40	$45.98

Total return	28.89%[c]	26.15%	0.45%	15.02%	9.72%

Ratios/Supplemental data:
Net assets, end of year (000s)	$483,318	$207,826	$208,750	$165,054	$280,466
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.16%	1.33%	1.06%	0.81%	0.86%
Portfolio turnover rate[d]	34%	16%	27%	52%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Includes payment from an affiliate. See Note 2. Not including these proceeds, the Fund’s total return would have been 28.87%.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares NYSE Composite ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$87.28	$71.92	$73.97	$64.17	$58.96

Income from investment operations:
Net investment income[a]	2.06	1.93	1.75	1.55	1.41
Net realized and unrealized gain (loss)[b]	10.66	15.37	(2.02)	9.93	5.26

Total from investment operations	12.72	17.30	(0.27)	11.48	6.67

Less distributions from:
Net investment income	(2.18)	(1.94)	(1.78)	(1.68)	(1.46)

Total distributions	(2.18)	(1.94)	(1.78)	(1.68)	(1.46)

Net asset value, end of year	$97.82	$87.28	$71.92	$73.97	$64.17

Total return	14.71%	24.35%	(0.22)%	17.97%	11.34%

Ratios/Supplemental data:
Net assets, end of year (000s)	$73,366	$91,645	$64,728	$85,064	$99,471
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.21%	2.41%	2.50%	2.15%	2.18%
Portfolio turnover rate[c]	11%	13%	11%	5%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares NYSE 100 ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$79.07	$65.01	$61.33	$53.41	$49.68

Income from investment operations:
Net investment income[a]	1.87	1.73	1.51	1.34	1.22
Net realized and unrealized gain[b]	7.93	14.08	3.66	7.92	3.74

Total from investment operations	9.80	15.81	5.17	9.26	4.96

Less distributions from:
Net investment income	(1.84)	(1.75)	(1.49)	(1.34)	(1.23)

Total distributions	(1.84)	(1.75)	(1.49)	(1.34)	(1.23)

Net asset value, end of year	$87.03	$79.07	$65.01	$61.33	$53.41

Total return	12.49%	24.66%	8.64%	17.42%	9.96%

Ratios/Supplemental data:
Net assets, end of year (000s)	$69,624	$59,303	$55,262	$58,265	$61,420
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	2.24%	2.43%	2.49%	2.24%	2.26%
Portfolio turnover rate[c]	7%	8%	10%	7%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
North American Tech	Non-diversified
North American Tech-Multimedia Networking	Non-diversified
North American Tech-Software	Non-diversified
North American Natural Resources	Non-diversified
PHLX Semiconductor	Non-diversified
NYSE Composite	Diversified
NYSE 100	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

76	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2		Level 3	Total
North American Tech
Assets:
Common Stocks	$715,877,833	$—		$—	$715,877,833
Money Market Funds	27,364,637	—		—	27,364,637

	$743,242,470	$—		$—	$743,242,470

North American Tech-Multimedia Networking
Assets:
Common Stocks	$323,969,133	$—		$—	$323,969,133
Money Market Funds	33,893,017	—		—	33,893,017

	$357,862,150	$—		$—	$357,862,150

North American Tech-Software
Assets:
Common Stocks	$974,998,260	$—		$—	$974,998,260
Money Market Funds	149,659,584	—		—	149,659,584

	$1,124,657,844	$—		$—	$1,124,657,844

North American Natural Resources
Assets:
Common Stocks	$2,419,930,709	$—		$—	$2,419,930,709
Money Market Funds	12,996,373	—		—	12,996,373

	$2,432,927,082	$—		$—	$2,432,927,082

PHLX Semiconductor
Assets:
Common Stocks	$482,544,675	$—		$—	$482,544,675
Money Market Funds	17,091,004	—		—	17,091,004

	$499,635,679	$—		$—	$499,635,679

NYSE Composite
Assets:
Common Stocks	$73,249,092	$—		$—	$73,249,092
Warrants	—	0	[a]	—	0	[a]
Money Market Funds	2,046,287	—		—	2,046,287

	$75,295,379	$0	[a]	$—	$75,295,379

NYSE 100
Assets:
Common Stocks	$69,450,377	$—		$—	$69,450,377
Money Market Funds	63,042	—		—	63,042

	$69,513,419	$—		$—	$69,513,419

[a]	Rounds to less than $1.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

78	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of July 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
North American Tech	$25,336,718	$25,336,718	$—
North American Tech-Multimedia Networking	32,309,209	32,309,209	—
North American Tech-Software	140,899,607	140,899,607	—
North American Natural Resources	11,225,998	11,225,998	—
PHLX Semiconductor	15,999,070	15,999,070	—
NYSE Composite	1,796,882	1,796,882	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares North American Tech, iShares North American Tech-Multimedia Networking, iShares North American Tech-Software, iShares North American Natural Resources and iShares PHLX Semiconductor ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
NYSE Composite	0.25%
NYSE 100	0.20

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) the iShares North American Tech, iShares North American Tech-Multimedia Networking, iShares North American Tech-Software, iShares North American Natural Resources, iShares PHLX Semiconductor and iShares NYSE 100 ETFs (the “Group 1 Funds”) retain 70% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

Pursuant to a securities lending agreement effective January 1, 2014, (i) the iShares NYSE Composite ETF (the “Group 2 Funds”) retains 75% of securities lending income (commencing January 1, 2015 the amount the Fund will retain is expected to change to 70% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, the Fund retained 65% of securities lending income and paid no collateral investment fees.

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended July 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
North American Tech	$70,061
North American Tech-Multimedia Networking	77,003
North American Tech-Software	319,619
North American Natural Resources	141,865
PHLX Semiconductor	28,357
NYSE Composite	7,262
NYSE 100	55

In addition, commencing the business day following a “Hurdle Date” (the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013) and pursuant to a securities lending agreement, each Group 1 Fund will (i) receive for the remainder of that calendar year 75% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will (i) receive for the remainder of that calendar year 80% of securities lending income (for any Hurdle Date after January 1, 2015, each Fund will retain 75% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

The iShares PHLX Semiconductor ETF received a voluntary payment from BlackRock to reimburse the Fund for certain capital shares activity. The payment is reported in the statements of operations under “Payment from affiliate”.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended July 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of the Year	Shares Purchased	Shares Sold	Shares Held at End of the Year	Value at End of the Year	Dividend Income	Net Realized Gain (Loss)
NYSE Composite
BlackRock Inc.	739	77	(282)	534	$162,726	$4,129	$17,411
PennyMac Mortgage Investment Trust	216	—	—	216	4,625	629	—
PNC Financial Services Group Inc. (The)	2,418	114	(758)	1,774	146,461	3,271	4,696

					$313,812	$8,029	$22,107

NYSE 100
BlackRock Inc.	1,203	202	(147)	1,258	$383,350	$9,228	$8,625
PNC Financial Services Group Inc. (The)	3,973	677	(411)	4,239	349,972	7,632	5,955

					$733,322	$16,860	$14,580

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2014 were as follows:

iShares ETF	Purchases	Sales
North American Tech	$57,642,156	$57,460,769
North American Tech-Multimedia Networking	84,094,753	83,390,643
North American Tech-Software	132,365,977	134,248,215
North American Natural Resources	162,167,280	160,276,790
PHLX Semiconductor	105,327,317	105,741,003
NYSE Composite	8,076,780	8,144,073
NYSE 100	4,857,615	4,879,870

In-kind transactions (see Note 4) for the year ended July 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
North American Tech	$75,353,821	$80,066,247
North American Tech-Multimedia Networking	152,456,542	82,285,662
North American Tech-Software	770,091,133	646,674,070
North American Natural Resources	450,995,011	401,196,001
PHLX Semiconductor	772,533,031	565,400,593
NYSE Composite	—	26,051,031
NYSE 100	8,022,890	4,151,645

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Except for iShares NYSE Composite ETF and iShares NYSE 100 ETF, each fund invests all or substantially all of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2014, attributable to the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
North American Tech	$31,913,377	$38,592	$(31,951,969)
North American Tech-Multimedia Networking	8,689,206	—	(8,689,206)
North American Tech-Software	140,388,864	558,841	(140,947,705)
North American Natural Resources	97,070,545	144,760	(97,215,305)
PHLX Semiconductor	56,748,038	—	(56,748,038)
NYSE Composite	5,598,964	2,581	(5,601,545)
NYSE 100	856,142	—	(856,142)

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 was as follows:

iShares ETF	2014	2013
North American Tech
Ordinary income	$6,042,520	$5,397,384

North American Tech-Multimedia Networking
Ordinary income	$1,115,183	$6,069,240

84	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	2014	2013
North American Tech-Software
Ordinary income	$4,316,385	$1,806,180

North American Natural Resources
Ordinary income	$33,343,672	$32,462,406

PHLX Semiconductor
Ordinary income	$4,029,148	$2,843,145

NYSE Composite
Ordinary income	$1,637,312	$1,633,039

NYSE 100
Ordinary income	$1,447,626	$1,377,666

As of July 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
North American Tech	$—	$(30,327,410)	$165,145,026	$(1,878,738)	$132,938,878
North American Tech-Multimedia Networking	104,550	(93,524,233)	(1,242,795)	(21,302,053)	(115,964,531)
North American Tech-Software	—	(36,349,207)	35,483,708	(4,430,011)	(5,295,510)
North American Natural Resources	—	(162,227,331)	260,215,471	(19,071,983)	78,916,157
PHLX Semiconductor	72,691	(59,325,884)	(1,542,081)	—	(60,795,274)
NYSE Composite	110,146	(15,444,936)	3,453,372	(182,965)	(12,064,383)
NYSE 100	147,772	(21,580,971)	13,169,363	—	(8,263,836)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
North American Tech	$5,475,316	$1,580,603	$850,629	$5,220,553	$10,528,527	$6,671,782	$30,327,410
North American Tech-Multimedia Networking	34,275,521	8,142,402	20,065,788	1,494,613	14,891,975	14,653,934	93,524,233
North American Tech-Software	1,536,022	592,932	289,827	6,215,064	27,274,356	441,006	36,349,207
North American Natural Resources	42,780,071	785,924	2,497,939	17,704,391	84,798,764	13,660,242	162,227,331
PHLX Semiconductor	13,756,339	5,309,649	17,237,123	6,663,495	4,103,013	12,256,265	59,325,884
NYSE Composite	4,833,687	8,687	506,184	1,332,864	6,691,026	2,072,488	15,444,936
NYSE 100	800,678	123,690	775,077	4,111,123	14,666,625	1,103,778	21,580,971

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
North American Tech	$578,097,444	$188,319,688	$(23,174,662)	$165,145,026
North American Tech-Multimedia Networking	359,104,945	28,948,081	(30,190,876)	(1,242,795)
North American Tech-Software	1,089,174,136	80,247,687	(44,763,979)	35,483,708
North American Natural Resources	2,172,711,216	472,389,676	(212,173,810)	260,215,866
PHLX Semiconductor	501,177,760	17,189,265	(18,731,346)	(1,542,081)
NYSE Composite	71,840,907	12,989,170	(9,534,698)	3,454,472
NYSE 100	56,344,056	16,522,862	(3,353,499)	13,169,363

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	PLANNED FUND LIQUIDATION

On July 22, 2014, the Board unanimously voted to close and liquidate the iShares NYSE Composite and iShares NYSE 100 ETFs. After the close of business on October 14, 2014, the Funds will no longer accept creation orders. Trading in the Funds will be halted prior to market open on October 15, 2014. Proceeds of the liquidations are currently scheduled to be sent to shareholders on or about October 21, 2014.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

86	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares North American Tech ETF, iShares North American Tech-Multimedia Networking ETF, iShares North American Tech-Software ETF, iShares North American Natural Resources ETF, iShares PHLX Semiconductor ETF, iShares NYSE Composite ETF and iShares NYSE 100 ETF (the “Funds”) at July 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

As discussed in Note 7, the Board of Trustees have approved the liquidation of iShares NYSE Composite and iShares NYSE 100 ETFs, which is anticipated to occur on or about October 21, 2014.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	87

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by certain Funds during the fiscal year ended July 31, 2014 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
North American Tech	100.00%
North American Tech-Multimedia Networking	100.00
North American Tech-Software	100.00
North American Natural Resources	100.00
PHLX Semiconductor	100.00
NYSE Composite	62.14
NYSE 100	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2014:

iShares ETF	Qualified Dividend Income
North American Tech	$6,042,520
North American Tech-Multimedia Networking	1,115,183
North American Tech-Software	4,316,385
North American Natural Resources	33,343,672
PHLX Semiconductor	4,029,148
NYSE Composite	1,637,312
NYSE 100	1,447,626

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

88	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I.    iShares North American Tech ETF, iShares North American Tech-Multimedia Networking ETF, iShares North American Tech-Software ETF, iShares North American Natural Resources ETF and iShares PHLX Semiconductor ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were within range of the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group, except for iShares North

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

American Tech ETF, iShares North American Tech-Software ETF and iShares PHLX Semiconductor ETF, which were at the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had

90	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	91

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II.    iShares NYSE Composite ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s

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proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In

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addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other

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significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III.    iShares NYSE 100 ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the

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extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were at the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory

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Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund

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shareholders, from inception, the benefits of a lower fee. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
North American Tech	$0.802598	$—	$—	$0.802598	100%	—%	—%		100%
North American Tech-Multimedia Networking	0.126423	—	—	0.126423	100	—	—		100
North American Natural Resources	0.631748	—	0.027540	0.659288	96	—	4		100
NYSE Composite	2.163435	—	0.019648	2.183083	99	—	1		100
NYSE 100	1.833762	—	0.002203	1.835965	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares North American Tech ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,379	99.79%
Less than –0.5% and Greater than –1.0%	1	0.07
Less than –1.0% and Greater than –1.5%	1	0.07
Less than –1.5%	1	0.07

	1,382	100.00%

iShares North American Tech-Multimedia Networking ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	2	0.14%
Greater than 0.5% and Less than 1.0%	1	0.07
Between 0.5% and –0.5%	1,378	99.72
Less than –0.5% and Greater than –1.0%	1	0.07

	1,382	100.00%

iShares North American Tech-Software ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.07%
Greater than 0.5% and Less than 1.0%	1	0.07
Between 0.5% and –0.5%	1,380	99.86

	1,382	100.00%

100	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares North American Natural Resources ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.07%
Greater than 0.5% and Less than 1.0%	1	0.07
Between 0.5% and –0.5%	1,378	99.72
Less than –0.5% and Greater than –1.0%	1	0.07
Less than –1.0% and Greater than –1.5%	1	0.07

	1,382	100.00%

iShares PHLX Semiconductor ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.07%
Between 0.5% and –0.5%	1,380	99.86
Less than –0.5% and Greater than –1.0%	1	0.07

	1,382	100.00%

iShares NYSE Composite ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.07%
Between 0.5% and –0.5%	1,380	99.86
Less than –0.5% and Greater than –1.0%	1	0.07

	1,382	100.00%

iShares NYSE 100 ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	3	0.22%
Greater than 0.5% and Less than 1.0%	1	0.07
Between 0.5% and –0.5%	1,378	99.71

	1,382	100.00%

SUPPLEMENTAL INFORMATION	101

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 311 funds (as of July 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).

President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (43)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

102	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	103

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

104	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).

Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	105

Notes:

106	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, The NASDAQ OMX Group, Inc. or NYSE Euronext, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-71-0714

JULY 31, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares MSCI EAFE Growth ETF | EFG | NYSE Arca
➢	iShares MSCI EAFE Value ETF | EFV | NYSE Arca
➢	iShares MSCI EAFE Small-Cap ETF | SCZ | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

INTERNATIONAL MARKET OVERVIEW

International equities advanced for the 12-month period ended July 31, 2014 (the “reporting period”), although sluggish economic recovery in Europe, U.S. Federal Reserve Bank (“Fed”) actions, and slower economic growth in China kept volatility levels elevated.

European equities collectively delivered some of the strongest returns among international equity markets for the reporting period, despite slow and uneven economic recovery in the region. For the third quarter of 2013, the eurozone as a whole experienced gross domestic product (“GDP”) growth of 0.1%, representing a decline from the previous quarter. In the fourth quarter of 2013 and first quarter of 2014, GDP growth for the eurozone registered only 0.3% and 0.2%, respectively. Additionally, the growth rate stagnated in the second quarter of 2014, further calling into question the validity of true economic recovery. Underlying the GDP figures for the entire area, Germany experienced economic expansion throughout most of the reporting period, growing 0.8% in the first quarter of 2014 over the previous quarter, its fastest growth rate in three years, before declining in the second quarter. France’s economy demonstrated uneven growth throughout the first half of the reporting period before stagnating beginning in the first quarter of 2014 amid weak consumer spending and business investment. Elsewhere in Europe, Spain’s economy gained strength throughout the period, growing 0.6% in the second quarter of 2014, its fastest rate in more than six years. Italy’s economy expanded by 0.1% in the fourth quarter of 2013, but contracted in the first quarter and second quarter of 2014, as investment fell. In addition, unemployment levels remained stubbornly high among European markets.

The United Kingdom experienced healthy economic growth during the period. GDP growth remained solid throughout the reporting period, exceeding its pre-recession peak from 2008 in the second quarter of 2014 on the strength of its services and production sectors. The unemployment rate continued to fall, finishing the reporting period at its lowest rate since late 2008.

Japanese equities achieved positive returns but lagged broader international markets. Early in the reporting period, Japanese equities benefited from the Bank of Japan’s measures to improve economic conditions through quantitative easing, in which it had instituted a plan in early 2013 to purchase 7.5 trillion yen in bonds per month. The Nikkei Index rallied and the Japanese yen declined, which in turn helped export levels, although not to the extent that had been expected. In February 2014, export levels grew by 9.8% versus February 2013, short of the 12.4% rise that analysts had expected. Economic growth, as measured by GDP, was uneven during the reporting period. GDP growth was positive in the second quarter of 2013 and improved for the third and fourth quarters of 2013. The fourth quarter 2013 figures were revised downward in early 2014, however, and disappointing economic data provided cause for concern. The stock markets then strengthened when economic data indicated Japan’s economy grew at a strong pace in the first quarter of 2014, surpassing forecasts. Unfortunately, concerns surrounding a hike in the country’s consumption tax — its first increase in 17 years — weighed on markets late in the period. Following the tax increase on April 1, 2014, GDP declined sharply as the tax hike led to decreases in private consumption and investment during the second quarter of 2014.

Emerging market stocks as a group delivered double-digit returns, but slightly underperformed broad international indexes for the reporting period. Early in the reporting period, concern regarding the Fed tapering its quantitative easing program led investors to abandon emerging market holdings (in the past several years, emerging markets have benefited from investors seeking higher yielding alternatives in a low-interest rate environment). Political turmoil among certain emerging markets compounded investor aversion to emerging markets. As the reporting period progressed, rising expectations that the Fed would be slower to raise rates than originally anticipated, as well as reduced political unrest, helped to refuel investors’ appetite for risk, boosting returns for emerging markets equities.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE GROWTH ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.99%	11.13%	12.30%	11.99%	11.13%	12.30%
5 Years	9.58%	9.30%	9.87%	58.00%	55.99%	60.14%
Since Inception	5.74%	5.66%	5.93%	65.20%	64.14%	67.96%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/1/05. The first day of secondary market trading was 8/5/05.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,058.80	$2.04	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE GROWTH ETF

The iShares MSCI EAFE Growth ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit growth characteristics, as represented by the MSCI EAFE Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 11.99%, net of fees, while the total return for the Index was 12.30%.

International growth stocks, as represented by the Index, delivered double-digit gains for the reporting period as economic conditions generally improved. Growth-oriented stocks underperformed their value-oriented counterparts, as global economic recovery brought the prospect of higher interest rates.

Equity market performance in Europe was positive overall, despite the region’s struggle to regain economic strength. The major markets of Germany, France, and Switzerland all advanced, although France’s growth stocks generally underperformed other key markets. Spain and Denmark achieved robust gains and were also substantial contributors to Index performance.

The United Kingdom achieved solid gains and contributed significantly to overall Index returns. The country’s GDP growth improved throughout the reporting period, expanding 0.8% for the second quarter of 2014, and surpassed its pre-crisis peak in 2008. On an annual basis, GDP growth for the second quarter 2014 was 3.2%.

Japan, which accounted for an average of 21% of the Index during the period, advanced amid uneven signs of economic activity. Early in the reporting period, government initiatives aimed at revitalizing the country’s stagnant economy lifted Japanese stocks. However, disappointing economic data released in the following months, including a downward revision of GDP growth for the fourth quarter of 2013, drove down equity markets. The economy then strengthened in the first quarter of 2014, before declining sharply during the second quarter as a consumption tax levied in April 2014 led to decreases in private consumption and investment.

Australia, which represented an average of 8% of the Index during the reporting period, delivered strong results as it experienced a pick-up in economic activity over the course of the reporting period. Annual GDP growth for the first quarter of 2014, the most recent period for which data is available, stood at 3.5%, its largest increase since the second quarter of 2012.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Consumer Staples	17.39%
Industrials	17.07
Consumer Discretionary	15.74
Financials	14.91
Health Care	14.29
Materials	7.82
Information Technology	7.04
Energy	2.51
Telecommunication Services	2.43
Utilities	0.80

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*

Japan	20.87%
United Kingdom	19.15
Switzerland	12.13
France	8.74
Germany	8.33
Australia	8.17
Netherlands	3.59
Sweden	3.38
Hong Kong	2.95
Denmark	2.60

TOTAL	89.91%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE VALUE ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.56%	16.60%	17.89%	17.56%	16.60%	17.89%
5 Years	8.68%	8.43%	8.85%	51.58%	49.90%	52.80%
Since Inception	4.97%	4.92%	5.12%	54.74%	54.01%	56.69%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/1/05. The first day of secondary market trading was 8/5/05.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,080.40	$2.06	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE VALUE ETF

The iShares MSCI EAFE Value ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit value characteristics, as represented by the MSCI EAFE Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 17.56%, net of fees, while the total return for the Index was 17.89%.

International value stocks, as represented by the Index, delivered double-digit gains for the reporting period as economic conditions generally improved. Value-oriented stocks outperformed their growth-oriented counterparts, as global economic recovery brought the prospect of higher interest rates.

Equity market performance in Europe was positive overall, despite the region’s struggle to regain economic strength. The major markets of Germany, France, and Switzerland all advanced and contributed meaningfully to Index results. France performed in line with other key markets, although it struggled to regain economic growth. Spain and Italy achieved robust gains and were substantial contributors to Index performance.

The United Kingdom achieved solid gains and contributed significantly to overall Index returns. The country’s GDP growth improved throughout the reporting period, expanding 0.8% for the second quarter of 2014, surpassing its pre-crisis peak in 2008. On an annual basis, GDP growth for the second quarter 2014 was 3.2%.

Japan, which accounted for an average of 20% of the Index during the period, advanced amid uneven signs of economic activity. Early in the reporting period, government initiatives aimed at revitalizing the country’s stagnant economy lifted Japanese stocks. However, disappointing economic data released in the following months, including a downward revision of GDP growth for the fourth quarter of 2013, drove down equity markets. The economy then strengthened in the first quarter of 2014, before declining sharply during the second quarter as a consumption tax levied in April 2014 led to decreases in private consumption and investment.

Australia, which represented an average of 8% of the Index during the reporting period, delivered strong results as it experienced a pick-up in economic activity over the course of the reporting period. Annual GDP growth for the first quarter of 2014, the most recent period for which data is available, stood at 3.5%, its largest increase since the second quarter of 2012.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Financials	36.50%
Energy	11.46
Materials	8.61
Industrials	8.16
Consumer Discretionary	7.59
Telecommunication Services	7.43
Utilities	6.84
Health Care	6.83
Consumer Staples	4.48
Information Technology	2.10

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*

United Kingdom	23.91%
Japan	20.75
France	10.66
Germany	9.42
Australia	8.05
Switzerland	5.60
Spain	5.12
Hong Kong	3.13
Italy	2.96
Sweden	2.64

TOTAL	92.24%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE SMALL-CAP ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.03%	16.71%	18.83%	18.03%	16.71%	18.83%
5 Years	13.20%	12.76%	12.99%	85.89%	82.29%	84.18%
Since Inception	2.97%	2.85%	3.15%	21.44%	20.53%	22.83%
GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/10/07. The first day of secondary market trading was 12/12/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,044.70	$2.03	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

The iShares MSCI EAFE Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 18.03%, net of fees, while the total return for the Index was 18.83%.

As represented by the Index, international small-capitalization stocks delivered double-digit gains for the reporting period, outperforming broader international equity indexes. Stocks of smaller companies in many countries outperformed larger-capitalization stocks as economic conditions generally improved.

The United Kingdom, which comprised an average of 23% of the Index during the reporting period, achieved solid gains and was the largest contributor to overall Index returns. The country’s GDP growth improved throughout the reporting period, expanding 0.8% for the second quarter of 2014, surpassing its pre-crisis peak in 2008. On an annual basis, GDP growth for the second quarter 2014 was 3.2%.

Japan, which accounted for an average of 27% of the Index during the period, also contributed significantly to Index results. Market performance was volatile, however, as economic data released over the course of the reporting period reflected uneven signs of economic activity.

Equity market performance in Europe was positive overall. The major markets of Germany, France, and Switzerland all advanced and contributed meaningfully to Index results. France’s smaller company stocks outperformed many key markets, despite the country’s struggle to regain economic growth. Denmark and Italy achieved robust gains and were also substantial contributors to Index performance.

Australian small-capitalization stocks, which represented an average of 7% of the Index during the reporting period, delivered strong results. The country experienced a pick-up in economic activity over the course of the reporting period. Annual GDP growth for the first quarter of 2014, the most recent period for which data is available, stood at 3.5%, its largest increase since the second quarter of 2012.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Industrials	22.74%
Financials	21.80
Consumer Discretionary	17.46
Materials	9.39
Information Technology	8.98
Health Care	6.81
Consumer Staples	5.76
Energy	3.79
Utilities	1.92
Telecommunication Services	1.35

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*

Japan	28.26%
United Kingdom	22.15
Australia	7.20
Germany	5.63
Switzerland	4.33
Sweden	4.12
France	3.79
Italy	3.49
Hong Kong	2.86
Spain	2.65

TOTAL	84.48%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2014 and held through July 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.37%

AUSTRALIA — 8.14%
Alumina Ltd.[a]	637,500	$951,256
Amcor Ltd.	305,460	2,961,975
AMP Ltd.	745,260	3,803,846
APA Group	206,040	1,430,918
Asciano Ltd.	251,820	1,416,408
Aurizon Holdings Ltd.	531,780	2,481,867
BHP Billiton Ltd.	810,720	29,154,131
Boral Ltd.	195,660	975,011
Brambles Ltd.	395,760	3,469,655
Caltex Australia Ltd.	35,160	807,727
Cochlear Ltd.	9,300	550,331
Commonwealth Bank of Australia	264,240	20,574,350
Computershare Ltd.	120,780	1,476,602
Crown Resorts Ltd.	92,220	1,394,940
CSL Ltd.	122,220	7,703,972
Flight Centre Travel Group Ltd.	14,160	625,316
Fortescue Metals Group Ltd.	391,680	1,791,593
Harvey Norman Holdings Ltd.	46,980	134,963
Iluka Resources Ltd.	104,820	860,494
Incitec Pivot Ltd.	132,780	367,868
James Hardie Industries SE	111,360	1,416,309
Macquarie Group Ltd.	73,020	3,972,729
Origin Energy Ltd.	277,980	3,703,416
Qantas Airways Ltd.[a]	297,900	369,738
QBE Insurance Group Ltd.	157,620	1,611,932
Ramsay Health Care Ltd.	33,120	1,490,008
REA Group Ltd.	13,800	610,445
Santos Ltd.	245,460	3,322,652
Seek Ltd.	81,420	1,255,799
Sonic Healthcare Ltd.	96,840	1,635,884
Suncorp Group Ltd.	212,340	2,821,024
Sydney Airport	269,520	1,077,463
Telstra Corp. Ltd.	1,102,980	5,629,667
TPG Telecom Ltd.	66,180	339,632
Transurban Group	444,209	3,212,992
Wesfarmers Ltd.	288,900	11,823,344
Woolworths Ltd.	316,800	10,882,843

		138,109,100
AUSTRIA — 0.19%
Andritz AG	18,720	1,014,418
Erste Group Bank AG	71,220	1,834,855
Telekom Austria AG	36,060	344,975

		3,194,248

Security	Shares	Value

BELGIUM — 1.97%
Anheuser-Busch InBev NV	202,800	$21,973,636
Colruyt SA	18,540	898,988
KBC Groep NVa	63,120	3,434,768
Solvay SA	15,000	2,425,460
Telenet Group Holding NVa	13,260	709,498
UCB SA	28,380	2,606,429
Umicore SA	27,300	1,318,639

		33,367,418
DENMARK — 2.59%
A.P. Moeller-Maersk A/S Class B	600	1,398,830
Carlsberg A/S Class B	26,880	2,580,997
Coloplast A/S Class B	27,900	2,362,973
Danske Bank A/S	165,420	4,788,802
DSV A/S	45,600	1,440,396
Novo Nordisk A/S Class B	502,500	23,259,046
Novozymes A/S Class B	60,480	2,995,886
Pandora A/S	29,400	2,017,761
Vestas Wind Systems A/Sa	56,520	2,555,258
William Demant Holding A/Sa,b	5,460	475,072

		43,875,021
FINLAND — 0.86%
Kone OYJ Class B	79,020	3,327,285
Metso OYJ	10,140	398,744
Neste Oil OYJ[b]	20,400	376,674
Nokia OYJ	946,380	7,508,902
Nokian Renkaat OYJ	10,920	379,447
Stora Enso OYJ Class R	72,420	653,092
Wartsila OYJ Abp	37,380	1,886,545

		14,530,689
FRANCE — 8.72%
Accor SA	42,720	2,069,169
Aeroports de Paris	7,680	1,051,732
Airbus Group NV	148,260	8,601,407
Alcatel-Lucent[a,b]	704,580	2,492,574
Arkema SA	7,140	663,192
Atos SA	19,920	1,555,467
Bollore	1,320	814,818
Bureau Veritas SA	55,680	1,434,122
Cap Gemini SA	17,880	1,297,368
Carrefour SA	154,800	5,349,973
Casino Guichard-Perrachon SA	14,220	1,715,417
Christian Dior SA	13,740	2,392,694
Compagnie de Saint-Gobain	112,920	5,503,344

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2014

Security	Shares	Value

Danone SA	143,280	$10,369,523
Dassault Systemes SA	31,920	2,141,428
Edenred SA	51,420	1,607,511
Essilor International SA	51,360	5,014,476
Eurazeo	4,708	353,832
Eutelsat Communications SA	39,180	1,351,985
Groupe Eurotunnel SA Registered	118,320	1,565,391
Iliad SA	6,600	1,819,145
JCDecaux SA	17,280	592,813
L’Air Liquide SA	86,989	11,059,502
L’Oreal SA	60,660	10,259,015
Lafarge SA	47,100	3,660,821
Legrand SA	67,260	3,726,197
LVMH Moet Hennessy Louis Vuitton SA	70,680	12,161,684
Natixis	151,980	982,177
Pernod Ricard SA	53,580	6,000,458
Publicis Groupe SA	45,840	3,333,499
Remy Cointreau SA	6,000	490,912
Renault SA	24,660	2,057,904
Safran SA	68,520	4,024,284
Schneider Electric SE	131,640	11,135,214
SES SA Class A FDR	76,800	2,820,719
Societe BIC SA	7,140	983,992
Societe Generale	91,380	4,591,717
Sodexo	23,700	2,362,757
STMicroelectronics NV	82,740	689,146
Technip SA	25,980	2,396,788
Thales SA	11,400	648,566
Valeo SA	19,200	2,305,128
Vallourec SA	13,920	615,276
Wendel	2,820	369,996
Zodiac Aerospace	46,200	1,444,940

		147,878,073
GERMANY — 7.97%
Adidas AG	53,100	4,220,951
Bayer AG Registered	209,040	27,667,487
Bayerische Motoren Werke AG	54,420	6,505,201
Beiersdorf AG	25,260	2,282,709
Brenntag AG	13,020	2,094,847
Celesio AG	13,200	452,314
Commerzbank AGa	243,900	3,532,612
Continental AG	27,840	6,019,588
Daimler AG Registered	122,220	10,119,261
Deutsche Boerse AG	24,120	1,750,464

Security	Shares	Value

Deutsche Lufthansa AG Registered	59,160	$1,050,797
Deutsche Post AG Registered	243,600	7,827,374
Deutsche Wohnen AG Bearer	34,920	757,613
Fraport AG	9,480	625,650
Fresenius Medical Care AG & Co. KGaA	54,420	3,779,045
Fresenius SE & Co. KGaA	31,680	4,743,200
GEA Group AG	46,200	2,079,786
Henkel AG & Co. KGaA	29,460	2,809,284
Hochtief AG	5,820	489,345
Hugo Boss AG	8,100	1,164,522
Infineon Technologies AG	285,120	3,156,835
Kabel Deutschland Holding AG	5,760	823,480
Lanxess AG	23,160	1,473,948
Linde AG	46,860	9,586,630
MAN SE	9,180	1,090,225
Merck KGaA	21,360	1,897,120
METRO AGa	40,920	1,479,371
Osram Licht AGa	11,100	450,455
QIAGEN NVa	60,660	1,486,502
SAP SE	232,860	18,338,819
Sky Deutschland AGa	112,080	1,013,001
ThyssenKrupp AGa	114,000	3,228,340
United Internet AG Registered	29,460	1,180,554

		135,177,330
HONG KONG — 2.94%
AIA Group Ltd.	3,036,000	16,394,294
ASM Pacific Technology Ltd.[b]	60,000	637,544
Cathay Pacific Airways Ltd.	300,000	569,803
Galaxy Entertainment Group Ltd.	600,000	5,105,774
Hong Kong and China Gas Co. Ltd. (The)	1,585,131	3,468,858
Hong Kong Exchanges and Clearing Ltd.	276,000	6,178,799
Hutchison Whampoa Ltd.	540,000	7,385,759
Li & Fung Ltd.	1,440,400	1,932,911
MGM China Holdings Ltd.	240,000	885,672
Sands China Ltd.	600,000	4,463,197
Shangri-La Asia Ltd.	360,666	572,408
SJM Holdings Ltd.	480,000	1,294,443
Wynn Macau Ltd.	240,000	1,029,671

		49,919,133
IRELAND — 0.32%
Bank of Ireland[a]	6,083,880	2,157,162
Kerry Group PLC Class A	39,960	2,967,390

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2014

Security	Shares	Value

Ryanair Holdings PLC SP ADR[a]	6,840	$362,452

		5,487,004
ISRAEL — 0.57%
Bank Hapoalim BM	136,860	801,089
Bank Leumi le-Israel BMa	223,020	879,169
Delek Group Ltd. (The)	1,140	449,067
Israel Chemicals Ltd.	108,300	884,830
Mizrahi Tefahot Bank Ltd.	23,280	295,424
NICE Systems Ltd.	14,520	577,902
Teva Pharmaceutical Industries Ltd.	107,700	5,810,665

		9,698,146
ITALY — 2.06%
Atlantia SpA	35,040	929,232
Banca Monte dei Paschi di Siena SpA[a]	1,137,708	2,055,042
CNH Industrial NV	83,940	776,074
Enel Green Power SpA	144,900	401,324
Exor SpA	24,720	949,263
Fiat SpA[a,b]	222,300	2,154,934
Intesa Sanpaolo SpA	2,941,560	8,776,852
Luxottica Group SpA	42,120	2,329,781
Pirelli & C. SpA	60,300	902,018
Prysmian SpA	51,480	1,096,574
Saipem SpA[a]	67,140	1,568,490
Tenaris SA	118,800	2,560,756
UniCredit SpA	1,117,320	8,760,550
Unione di Banche Italiane SpA	215,220	1,781,060

		35,041,950
JAPAN — 20.81%
ABC-MART Inc.	6,000	326,737
Acom Co. Ltd.[a]	108,000	432,693
Advantest Corp.	36,000	408,188
AEON Financial Service Co. Ltd.	12,000	277,610
AEON Mall Co. Ltd.	29,110	689,004
Ajinomoto Co. Inc.	135,000	2,093,232
Alfresa Holdings Corp.	6,000	362,328
Amada Co. Ltd.	120,000	1,176,253
ANA Holdings Inc.	60,000	149,657
Asahi Glass Co. Ltd.	60,000	358,594
Asahi Group Holdings Ltd.	96,000	2,926,630
Asahi Kasei Corp.	120,000	959,207
ASICS Corp.	42,000	898,527
Astellas Pharma Inc.	546,000	7,512,909
Bandai Namco Holdings Inc.	42,000	1,074,556

Security	Shares	Value

Benesse Holdings Inc.	12,000	$455,098
Bridgestone Corp.	108,000	3,929,946
Brother Industries Ltd.	60,000	1,094,569
Calbee Inc.	18,000	539,116
Casio Computer Co. Ltd.[b]	54,000	917,373
Chiyoda Corp.	21,000	251,996
Chubu Electric Power Co. Inc.[a]	84,000	985,929
Chugai Pharmaceutical Co. Ltd.	36,000	1,211,261
Citizen Holdings Co. Ltd.	72,000	581,125
Credit Saison Co. Ltd.	36,000	721,855
Dai-ichi Life Insurance Co. Ltd. (The)	264,000	3,781,514
Daido Steel Co. Ltd.	60,000	284,728
Daiichi Sankyo Co. Ltd.	156,000	2,858,015
Daikin Industries Ltd.	60,000	4,189,235
Daito Trust Construction Co. Ltd.	18,000	2,183,595
Denso Corp.	120,000	5,587,203
Dentsu Inc.	54,000	2,166,091
Don Quijote Holdings Co. Ltd.	18,000	985,462
East Japan Railway Co.	30,000	2,427,773
FamilyMart Co. Ltd.	12,000	542,033
FANUC Corp.	48,000	8,397,141
Fast Retailing Co. Ltd.	13,200	4,416,259
Fuji Electric Co. Ltd.	120,000	625,468
Fuji Heavy Industries Ltd.	150,000	4,326,348
Fujitsu Ltd.	480,000	3,738,805
Gree Inc.[b]	30,000	240,093
GungHo Online Entertainment Inc.[b]	96,000	547,051
Hakuhodo DY Holdings Inc.	60,000	635,387
Hamamatsu Photonics K.K.	18,000	855,934
Hankyu Hanshin Holdings Inc.	120,000	703,652
Hikari Tsushin Inc.	6,000	444,596
Hino Motors Ltd.	60,000	843,098
Hirose Electric Co. Ltd.	6,600	938,319
Hisamitsu Pharmaceutical Co. Inc.	18,000	722,030
Hitachi High-Technologies Corp.	12,000	324,403
Hitachi Ltd.	780,000	6,133,962
Hitachi Metals Ltd.	60,000	981,378
Hoya Corp.	54,000	1,770,156
Hulic Co. Ltd.	54,000	646,414
IHI Corp.	360,000	1,690,864
Iida Group Holdings Co. Ltd.	36,000	543,317
Isetan Mitsukoshi Holdings Ltd.	42,000	528,497
Isuzu Motors Ltd.	300,000	2,109,204
Japan Display Inc.[a]	90,000	525,113

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2014

Security	Shares	Value

Japan Exchange Group Inc.	66,000	$1,531,346
Japan Real Estate Investment Corp.	120	679,146
JGC Corp.	60,000	1,834,395
JTEKT Corp.	54,000	948,879
Kajima Corp.	60,000	282,394
Kakaku.com Inc.	30,000	516,361
Kansai Electric Power Co. Inc. (The)[a]	180,000	1,662,858
Kansai Paint Co. Ltd.	60,000	1,012,885
Kao Corp.	132,000	5,451,490
Kawasaki Heavy Industries Ltd.	360,000	1,417,805
KDDI Corp.	72,000	4,198,804
Keikyu Corp.	120,000	1,066,563
Keio Corp.	120,059	967,851
Keisei Electric Railway Co. Ltd.	60,000	622,551
Keyence Corp.	12,087	5,317,998
Kikkoman Corp.	38,000	843,254
Kintetsu Corp.	480,000	1,759,712
Koito Manufacturing Co. Ltd.	24,000	663,043
Konami Corp.	24,000	563,621
Kubota Corp.	275,000	3,683,692
Kurita Water Industries Ltd.	6,000	139,622
Kyushu Electric Power Co. Inc.[a]	72,000	807,274
Lawson Inc.	18,000	1,354,792
LIXIL Group Corp.	66,000	1,625,692
M3 Inc.	42,000	683,697
Mabuchi Motor Co. Ltd.	6,000	479,603
Makita Corp.	30,000	1,805,805
Mazda Motor Corp.	132,000	3,210,308
McDonald’s Holdings Co. (Japan) Ltd.	12,000	302,582
Meiji Holdings Co. Ltd.	12,000	867,020
Miraca Holdings Inc.	12,000	559,537
Mitsubishi Chemical Holdings Corp.	174,000	768,351
Mitsubishi Electric Corp.	480,000	6,422,716
Mitsubishi Estate Co. Ltd.	327,000	8,100,671
Mitsubishi Heavy Industries Ltd.	360,000	2,373,861
Mitsubishi Logistics Corp.	30,000	460,641
Mitsui Chemicals Inc.	180,000	490,106
Mitsui Fudosan Co. Ltd.	238,500	7,988,654
Murata Manufacturing Co. Ltd.	49,700	4,795,288
Nabtesco Corp.	30,000	687,023
Nagoya Railroad Co. Ltd.	60,000	252,638

Security	Shares	Value

Nexon Co. Ltd.	30,000	$291,729
NGK Insulators Ltd.	60,000	1,445,811
NGK Spark Plug Co. Ltd.	46,000	1,391,161
NH Foods Ltd.	60,000	1,238,100
Nidec Corp.	54,000	3,558,691
Nintendo Co. Ltd.	18,000	2,017,309
Nippon Paint Co. Ltd.	60,000	1,402,635
Nissin Foods Holdings Co. Ltd.	6,000	331,988
Nitori Holdings Co. Ltd.	18,000	1,018,719
Nitto Denko Corp.	42,000	1,913,045
NKSJ Holdings Inc.	84,000	2,155,647
Nomura Holdings Inc.	594,000	3,814,054
Nomura Real Estate Holdings Inc.	12,000	225,215
Nomura Research Institute Ltd.	18,000	572,373
NSK Ltd.	120,000	1,714,202
NTT Data Corp.	30,000	1,152,331
NTT Urban Development Corp.	12,000	132,795
Obayashi Corp.	120,000	886,858
Odakyu Electric Railway Co. Ltd.	180,000	1,778,383
Olympus Corp.[a]	60,000	2,187,971
Omron Corp.	54,000	2,433,899
Ono Pharmaceutical Co. Ltd.	12,000	1,028,055
Oracle Corp. Japan	12,000	512,277
Oriental Land Co. Ltd.	12,900	2,433,607
Otsuka Corp.	18,000	824,428
Panasonic Corp.	276,000	3,375,018
PARK24 Co. Ltd.	24,000	443,896
Rakuten Inc.	198,000	2,635,892
Rinnai Corp.	9,400	866,553
Sanrio Co. Ltd.[b]	12,000	349,259
Santen Pharmaceutical Co. Ltd.	18,000	1,064,229
SBI Holdings Inc.	12,000	142,831
Secom Co. Ltd.	54,000	3,328,167
Sega Sammy Holdings Inc.	48,000	962,941
Seiko Epson Corp.	36,000	1,571,838
Sekisui Chemical Co. Ltd.	60,000	724,656
Seven & I Holdings Co. Ltd.	126,000	5,306,005
Seven Bank Ltd.	162,000	656,916
Sharp Corp.[a]	360,000	1,141,246
Shikoku Electric Power Co. Inc.[a]	48,000	639,004
Shimadzu Corp.	60,000	578,208
Shimano Inc.	18,000	2,117,956
Shimizu Corp.	120,000	928,867
Shin-Etsu Chemical Co. Ltd.	66,000	4,223,076
Shinsei Bank Ltd.	420,000	898,527

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2014

Security	Shares	Value

Shionogi & Co. Ltd.	78,000	$1,700,549
Shiseido Co. Ltd.	90,000	1,791,511
Showa Shell Sekiyu K.K.	36,000	409,238
SMC Corp.	14,100	3,949,536
SoftBank Corp.	240,000	17,671,804
Sony Corp.	258,000	4,445,724
Sony Financial Holdings Inc.	30,049	498,211
Stanley Electric Co. Ltd.	12,000	315,185
Sumitomo Chemical Co. Ltd.	120,000	463,266
Sumitomo Dainippon Pharma Co. Ltd.	42,000	517,470
Sumitomo Electric Industries Ltd.	192,000	2,851,947
Sumitomo Heavy Industries Ltd.	120,000	593,961
Sumitomo Realty & Development Co. Ltd.	90,000	3,765,498
Sumitomo Rubber Industries Inc.	18,000	263,607
Suntory Beverage & Food Ltd.	36,000	1,358,292
Suruga Bank Ltd.	60,000	1,182,088
Suzuken Co. Ltd.	12,000	386,250
Suzuki Motor Corp.	90,000	3,031,653
Sysmex Corp.	36,000	1,414,304
Taiheiyo Cement Corp.	300,000	1,175,670
Taisei Corp.	240,000	1,369,962
TDK Corp.	30,000	1,454,271
Terumo Corp.	78,000	1,791,569
THK Co. Ltd.	30,000	731,366
Tobu Railway Co. Ltd.	120,000	633,636
Toho Co. Ltd.	30,000	734,283
Toho Gas Co. Ltd.	120,000	668,644
Tokyo Electron Ltd.	42,000	2,752,759
Tokyo Gas Co. Ltd.	600,000	3,457,578
Tokyu Corp.	180,000	1,309,282
Tokyu Fudosan Holdings Corp.	126,000	967,958
Toray Industries Inc.	360,000	2,459,279
TOTO Ltd.	60,000	760,247
Toyo Suisan Kaisha Ltd.	12,000	366,996
Toyota Industries Corp.	36,000	1,774,882
Toyota Motor Corp.	456,000	27,213,225
Trend Micro Inc.	18,000	647,639
Unicharm Corp.	30,000	1,850,732
USS Co. Ltd.	54,000	953,605
Yahoo! Japan Corp.	366,000	1,683,454
Yakult Honsha Co. Ltd.	24,000	1,283,610
Yamaha Motor Co. Ltd.	66,000	1,109,039
Yamato Holdings Co. Ltd.	60,000	1,263,189

Security	Shares	Value

Yamato Kogyo Co. Ltd.	12,000	$394,418
Yamazaki Baking Co. Ltd.	15,000	191,229
Yaskawa Electric Corp.	60,000	790,003
Yokogawa Electric Corp.	54,000	690,524
Yokohama Rubber Co. Ltd. (The)	28,000	245,053

		352,978,624
NETHERLANDS — 3.58%
Altice SAa	19,680	1,128,451
ASML Holding NV	90,300	8,549,324
Gemalto NVb	19,860	1,938,743
Heineken Holding NV	25,440	1,621,605
Heineken NV	58,080	4,084,493
ING Groep NV CVA[a]	485,280	6,327,475
Koninklijke KPN NVa	520,800	1,661,244
Koninklijke Philips NV	245,166	7,570,983
Koninklijke Vopak NV	17,640	817,821
OCI NVa	21,000	802,479
Randstad Holding NV	31,260	1,550,486
Reed Elsevier NV	176,100	3,964,338
Royal Boskalis Westminster NV CVA	22,198	1,186,255
TNT Express NV	108,186	872,860
Unilever NV CVA	410,760	16,935,831
Ziggo NV	37,560	1,692,849

		60,705,237
NEW ZEALAND — 0.13%
Auckland International Airport Ltd.	96,780	313,783
Fletcher Building Ltd.	117,120	906,579
Ryman Healthcare Ltd.	90,540	622,451
Xero Ltd.[a]	15,660	337,735

		2,180,548
NORWAY — 0.16%
Norsk Hydro ASA	339,300	2,014,881
Subsea 7 SA	46,080	768,238

		2,783,119
PORTUGAL — 0.20%
Banco Comercial Portugues SA Registered[a]	4,443,360	637,327
Banco Espirito Santo SA Registered[a,b]	635,427	170,890
Galp Energia SGPS SA Class B	97,260	1,725,576
Jeronimo Martins SGPS SA	64,860	847,867

		3,381,660
SINGAPORE — 1.51%
CapitaLand Ltd.	660,000	1,824,738

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2014

Security	Shares	Value

City Developments Ltd.	60,000	$508,715
ComfortDelGro Corp. Ltd.	540,000	1,120,808
DBS Group Holdings Ltd.	180,000	2,628,200
Genting Singapore PLC	1,560,000	1,668,951
Global Logistic Properties Ltd.	780,000	1,743,960
Golden Agri-Resources Ltd.	660,000	282,967
Jardine Cycle & Carriage Ltd.	28,000	1,043,395
Noble Group Ltd.	1,020,181	1,160,922
Olam International Ltd.[b]	124,000	245,446
SembCorp Industries Ltd.	240,000	1,053,973
SembCorp Marine Ltd.[b]	240,000	796,250
Singapore Airlines Ltd.[b]	120,000	993,389
Singapore Exchange Ltd.	203,000	1,148,519
Singapore Technologies Engineering Ltd.	420,000	1,279,000
StarHub Ltd.	180,000	614,497
United Overseas Bank Ltd.[b]	325,000	6,292,423
Wilmar International Ltd.	480,000	1,257,843

		25,663,996
SPAIN — 2.09%
Abertis Infraestructuras SA	102,146	2,243,461
Amadeus IT Holding SA Class A	62,340	2,460,623
Banco Bilbao Vizcaya Argentaria SA	742,860	9,163,196
Banco de Sabadell SA	859,680	2,799,714
Banco Popular Espanol SA	443,809	2,720,867
Bankia SAa	1,159,560	2,282,244
Distribuidora Internacional de Alimentacion SA	155,400	1,290,800
Ferrovial SA	37,980	796,814
Grifols SA	37,680	1,705,064
Inditex SA	276,300	8,079,564
International Consolidated Airlines Group SAa	259,680	1,457,213
Zardoya Otis SA	25,860	395,486

		35,395,046
SWEDEN — 3.37%
Alfa Laval AB	80,400	1,828,979
Assa Abloy AB Class B	84,540	4,162,150
Atlas Copco AB Class A	169,500	5,070,801
Atlas Copco AB Class B	98,640	2,669,555
Boliden AB	36,720	597,116
Elekta AB Class Bb	93,060	1,140,687
Getinge AB Class B	50,640	1,234,845
Hennes & Mauritz AB Class B	239,100	9,794,654

Security	Shares	Value

Hexagon AB Class B	64,500	$2,003,381
Industrivarden AB Class C	29,400	547,902
Investor AB Class B	115,200	4,153,636
Lundin Petroleum ABa,b	55,680	998,958
Sandvik AB	269,700	3,401,541
SKF AB Class B	99,780	2,357,981
Svenska Cellulosa AB Class B	73,920	1,825,000
Swedish Match AB	33,000	1,080,416
Telefonaktiebolaget LM Ericsson Class B	771,960	9,551,761
Volvo AB Class B	386,460	4,734,253

		57,153,616
SWITZERLAND — 12.09%
ABB Ltd. Registered[a]	555,840	12,824,726
Actelion Ltd. Registered[a]	25,740	3,110,993
Adecco SA Registered	43,020	3,226,618
Aryzta AGa	11,160	1,012,537
Barry Callebaut AG Registered[a]	540	665,721
Compagnie Financiere Richemont SA Class A Bearer	131,700	12,550,099
EMS-Chemie Holding AG Registered	2,040	881,689
Geberit AG Registered	9,600	3,226,394
Givaudan SA Registered[a]	2,340	3,836,952
Holcim Ltd. Registered[a]	57,780	4,632,313
Julius Baer Group Ltd.[a]	56,760	2,418,839
Kuehne & Nagel International AG Registered	13,440	1,794,365
Lindt & Spruengli AG Participation Certificates	240	1,246,849
Lindt & Spruengli AG Registered	26	1,619,246
Lonza Group AG Registered	13,500	1,499,505
Nestle SA Registered	528,900	39,290,878
Novartis AG Registered	203,160	17,773,428
Partners Group Holding AG	4,260	1,069,099
Roche Holding AG Genusschein	177,480	51,664,969
Schindler Holding AG Participation Certificates	11,820	1,769,165
Schindler Holding AG Registered	5,220	772,696
SGS SA Registered	1,380	3,015,572
Sika AG Bearer	540	2,102,277
Sonova Holding AG Registered	13,620	2,119,466
Sulzer AG Registered	6,000	795,117
Swatch Group AG (The) Bearer	7,920	4,240,897
Swatch Group AG (The) Registered	12,180	1,222,286

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2014

Security	Shares	Value

Swiss Prime Site AG Registered	6,600	$524,051
Syngenta AG Registered	23,460	8,374,701
UBS AG Registered[a]	921,660	15,883,000

		205,164,448
UNITED KINGDOM — 19.10%
3i Group PLC	241,440	1,538,777
Aberdeen Asset Management PLC	230,880	1,612,970
Aggreko PLC	64,698	1,878,749
AMEC PLC	74,880	1,438,658
Antofagasta PLC	34,920	477,834
ARM Holdings PLC	356,340	5,095,625
ASOS PLC[a,b]	13,800	583,861
Associated British Foods PLC	89,820	4,212,644
Babcock International Group PLC	126,463	2,344,311
BG Group PLC	860,340	17,023,435
British American Tobacco PLC	476,220	28,003,388
British Sky Broadcasting Group PLC	259,380	3,849,239
BT Group PLC	999,240	6,554,058
Bunzl PLC	85,440	2,294,990
Burberry Group PLC	112,080	2,675,636
Capita PLC	167,100	3,391,020
Cobham PLC	103,320	510,223
Coca-Cola HBC AG	45,848	1,076,706
Coca-Cola HBC AG SP ADR	4,792	111,797
Compass Group PLC	425,167	6,944,804
Croda International PLC	34,620	1,228,012
Diageo PLC	634,080	19,119,432
easyJet PLC	41,100	898,589
Experian PLC	251,160	4,312,418
Fresnillo PLC	54,600	858,206
G4S PLC	390,180	1,654,757
GKN PLC	415,740	2,403,284
GlaxoSmithKline PLC	1,228,140	29,785,368
Glencore PLC[a]	1,342,080	8,158,131
Hargreaves Lansdown PLC	58,500	1,012,347
IMI PLC	69,519	1,663,117
Inmarsat PLC	53,940	663,877
InterContinental Hotels Group PLC	60,313	2,454,016
Intertek Group PLC	40,740	1,763,553
ITV PLC	969,480	3,415,944
Johnson Matthey PLC	51,720	2,583,765
Lloyds Banking Group PLC[a]	14,408,280	18,061,677
London Stock Exchange Group PLC	43,860	1,435,066

Security	Shares	Value

Meggitt PLC	201,840	$1,732,797
Melrose Industries PLC	272,018	1,208,740
Next PLC	39,060	4,464,475
Persimmon PLC[a]	38,520	814,867
Petrofac Ltd.	66,120	1,224,585
Prudential PLC	646,020	14,914,983
Randgold Resources Ltd.	22,320	1,929,362
Reckitt Benckiser Group PLC	163,560	14,483,451
Reed Elsevier PLC	294,480	4,745,492
Rolls-Royce Holdings PLC[a]	474,900	8,338,443
Royal Bank of Scotland Group PLC[a]	627,180	3,762,157
Royal Mail PLC	165,720	1,167,822
SABMiller PLC	243,240	13,297,234
Sage Group PLC (The)	275,220	1,715,037
Schroders PLC	30,660	1,237,142
Shire PLC	148,320	12,247,483
Smith & Nephew PLC	225,180	3,900,557
Smiths Group PLC	100,380	2,160,762
Sports Direct International PLC[a]	67,740	763,961
Tate & Lyle PLC	117,180	1,234,490
Travis Perkins PLC	62,400	1,764,611
Tullow Oil PLC	229,380	2,821,204
Unilever PLC	324,060	14,060,735
Weir Group PLC (The)	54,000	2,340,287
Whitbread PLC	45,720	3,321,445
William Hill PLC	142,096	845,889
Wolseley PLC	67,260	3,515,663
WPP PLC	341,100	6,818,406

		323,922,364

TOTAL COMMON STOCKS
(Cost: $1,242,012,845)		1,685,606,770

PREFERRED STOCKS — 0.33%

GERMANY — 0.33%
Fuchs Petrolub SE	17,640	710,430
Henkel AG & Co. KGaA	44,760	4,987,547

		5,697,977

TOTAL PREFERRED STOCKS
(Cost: $3,088,951)		5,697,977

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2014

Security	Shares	Value

RIGHTS — 0.00%

SPAIN — 0.00%
Zardoya Otis SAa	25,860	$15,951

		15,951

TOTAL RIGHTS
(Cost: $15,616)		15,951

SHORT-TERM INVESTMENTS — 1.04%

MONEY MARKET FUNDS — 1.04%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	16,042,392	16,042,392
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]	1,000,630	1,000,630
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	529,693	529,693

		17,572,715

TOTAL SHORT-TERM INVESTMENTS (Cost: $17,572,715)		17,572,715

TOTAL INVESTMENTS IN SECURITIES — 100.74%
(Cost: $1,262,690,127)		1,708,893,413
Other Assets, Less Liabilities — (0.74)%		(12,622,880)

NET ASSETS — 100.00%		$1,696,270,533

FDR  —  Fiduciary Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE VALUE ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 98.75%

AUSTRALIA — 8.02%
AGL Energy Ltd.	229,440	$3,152,726
ALS Ltd.	159,360	1,157,106
ASX Ltd.	76,680	2,579,963
Australia and New Zealand Banking Group Ltd.	1,113,000	35,150,658
Bank of Queensland Ltd.	139,560	1,627,051
Bendigo and Adelaide Bank Ltd.	176,640	2,093,833
BGP Holdings PLC[a],b	2,256,851	30
CFS Retail Property Trust Group	866,520	1,748,160
Coca-Cola Amatil Ltd.	234,120	2,026,427
Cochlear Ltd.	7,560	447,366
Commonwealth Bank of Australia	227,640	17,724,588
Dexus Property Group	2,265,960	2,506,928
Federation Centres	589,800	1,414,709
Goodman Group	707,400	3,505,379
GPT Group (The)	691,680	2,617,233
Harvey Norman Holdings Ltd.	129,840	373,001
Incitec Pivot Ltd.	453,360	1,256,036
Insurance Australia Group Ltd.	949,920	5,563,785
Leighton Holdings Ltd.	41,016	842,730
Lend Lease Group	224,760	2,837,668
Metcash Ltd.	364,440	985,966
Mirvac Group	1,507,680	2,544,067
National Australia Bank Ltd.	954,240	31,334,377
Newcrest Mining Ltd.[a]	312,360	3,165,371
Orica Ltd.	151,200	3,092,553
QBE Insurance Group Ltd.	253,200	2,589,400
Rio Tinto Ltd.	177,240	10,938,096
Scentre Group[a]	2,173,213	6,869,481
SP AusNet[a]	724,440	909,241
Stockland Corp. Ltd.	947,400	3,576,038
Suncorp Group Ltd.	182,160	2,420,070
Tabcorp Holdings Ltd.	314,280	1,022,651
Tatts Group Ltd.	569,760	1,885,752
Toll Holdings Ltd.	272,760	1,384,574
Treasury Wine Estates Ltd.	263,160	1,233,085
Westfield Corp.	828,480	5,761,378
Westpac Banking Corp.	1,261,080	40,577,659
Woodside Petroleum Ltd.	269,160	10,640,120
WorleyParsons Ltd.	83,640	1,399,682

		220,954,938

Security	Shares	Value

AUSTRIA — 0.29%
IMMOFINANZ AGa	388,920	$1,230,687
IMMOFINANZ AG Escrow[a],b	269,008	4
OMV AG	60,360	2,427,697
Raiffeisen International Bank Holding AG	48,480	1,335,596
Telekom Austria AG	30,360	290,445
Vienna Insurance Group AG	15,480	770,081
Voestalpine AG	46,200	2,037,442

		8,091,952
BELGIUM — 0.41%
Ageas	90,000	3,233,880
Belgacom SA	61,080	1,995,726
Delhaize Brothers and Co. “The Lion” (Delhaize Group) SA	41,400	2,704,020
Groupe Bruxelles Lambert SA	32,520	3,232,924

		11,166,550
DENMARK — 0.39%
A.P. Moeller-Maersk A/S Class A	1,080	2,424,854
A.P. Moeller-Maersk A/S Class B	1,800	4,196,489
TDC A/S	330,120	3,338,645
TrygVesta A/S	8,760	881,220

		10,841,208
FINLAND — 0.87%
Elisa OYJ	57,360	1,644,703
Fortum OYJ	180,600	4,639,543
Metso OYJ	29,760	1,170,277
Neste Oil OYJ	18,960	350,085
Nokian Renkaat OYJ	30,600	1,063,285
Orion OYJ Class B	39,960	1,484,764
Sampo OYJ Class A	181,560	9,036,897
Stora Enso OYJ Class R	116,280	1,048,627
UPM-Kymmene OYJ	216,000	3,531,679

		23,969,860
FRANCE — 10.62%
ALSTOM[a]	87,720	3,156,063
ArcelorMittal	409,800	6,234,313
Arkema SA	11,880	1,103,462
AXA SA	736,440	16,938,286
BNP Paribas SA	430,200	28,492,582
Bouygues SA	77,760	3,071,867
Cap Gemini SA	30,240	2,194,207
CNP Assurances SA	69,360	1,363,286

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2014

Security	Shares	Value

Compagnie Generale des Etablissements Michelin Class B	75,360	$8,274,249
Credit Agricole SA	405,840	5,495,302
Electricite de France SA	98,400	3,178,254
Eurazeo	7,440	559,157
Fonciere des Regions	11,400	1,143,838
GDF Suez	588,360	15,154,097
Gecina SA	9,000	1,284,280
Icade	15,000	1,446,847
Imerys SA	14,160	1,105,125
Kering	30,720	6,574,484
Klepierre	41,400	1,958,427
Lagardere SCA	47,520	1,414,694
Natixis	135,000	872,443
Orange	751,440	11,813,766
PSA Peugeot Citroen SAa	159,000	2,384,838
Renault SA	39,480	3,294,648
Rexel SA	108,960	2,111,747
Sanofi	483,360	50,846,370
SCOR SE	63,000	2,025,164
Societe Generale	146,400	7,356,395
STMicroelectronics NV	132,960	1,107,431
Suez Environnement SA	115,560	2,156,939
Thales SA	19,080	1,085,495
Total SA	870,000	55,979,657
Unibail-Rodamco SE	39,480	10,599,186
Vallourec SA	21,960	970,650
Veolia Environnement	167,520	2,965,396
Vinci SA	196,200	13,551,058
Vivendi SA	488,880	12,277,862
Wendel	8,040	1,054,883

		292,596,748
GERMANY — 8.54%
Allianz SE Registered	185,640	31,023,458
Axel Springer SE	16,080	907,182
BASF SE	373,800	38,831,219
Bayerische Motoren Werke AG	47,160	5,637,362
Daimler AG Registered	196,440	16,264,340
Deutsche Bank AG Registered	562,202	19,317,175
Deutsche Boerse AG	39,000	2,830,352
Deutsche Telekom AG Registered	1,266,480	20,512,535
Deutsche Wohnen AG Bearer	59,040	1,280,913
E.ON SE	814,920	15,406,832

Security	Shares	Value

Hannover Rueck SE Registered	24,240	$2,071,180
HeidelbergCement AG	57,480	4,278,406
K+S AG Registered	70,080	2,156,174
Merck KGaA	18,000	1,598,696
Muenchener Rueckversicherungs-Gesellschaft AG Registered	72,960	15,502,135
Osram Licht AGa	18,840	764,556
ProSiebenSat.1 Media AG Registered	89,520	3,768,808
RTL Group SA	15,840	1,614,977
RWE AG	199,080	8,005,723
Siemens AG Registered	322,800	39,908,160
Telefonica Deutschland Holding AGc	112,440	883,712
Volkswagen AG	11,760	2,722,922

		235,286,817
HONG KONG — 3.12%
Bank of East Asia Ltd. (The)	528,000	2,258,463
BOC Hong Kong (Holdings) Ltd.[d]	1,500,000	4,732,227
Cheung Kong (Holdings) Ltd.	562,000	10,928,110
Cheung Kong Infrastructure Holdings Ltd.	240,000	1,697,021
CLP Holdings Ltd.	780,000	6,496,603
First Pacific Co. Ltd.	960,000	1,158,186
Hang Lung Properties Ltd.	872,088	2,706,269
Hang Seng Bank Ltd.	312,000	5,305,979
Henderson Land Development Co. Ltd.	431,920	2,755,910
HKT Trust and HKT Ltd.	1,129,920	1,339,858
Hysan Development Co. Ltd.	240,000	1,158,186
Kerry Properties Ltd.	240,000	882,575
Link REIT (The)	910,000	5,160,547
MTR Corp. Ltd.	600,000	2,365,146
New World Development Co. Ltd.	2,076,000	2,633,155
NWS Holdings Ltd.	600,000	1,113,283
PCCW Ltd.	1,800,000	1,107,864
Power Assets Holdings Ltd.	600,000	5,368,998
Sino Land Co. Ltd.	1,200,000	2,074,825
Sun Hung Kai Properties Ltd.	645,000	9,812,259
Swire Pacific Ltd. Class A	243,000	3,133,896
Swire Properties Ltd.	480,000	1,573,151
Techtronic Industries Co. Ltd.	540,487	1,631,911
Wharf (Holdings) Ltd. (The)	600,419	4,818,816
Wheelock and Co. Ltd.	360,000	1,827,859

Wynn Macau Ltd.	192,000	823,737

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2014

Security	Shares	Value

Yue Yuen Industrial (Holdings) Ltd.[d]	300,000	$1,008,381

		85,873,215
IRELAND — 0.26%
CRH PLC	304,200	7,114,704
Irish Bank Resolution Corp. Ltd.[a,b]	246,432	3

		7,114,707
ISRAEL — 0.49%
Bank Hapoalim BM	204,600	1,197,595
Bank Leumi le-Israel BMa	184,920	728,975
Bezeq The Israel Telecommunication Corp. Ltd.	793,800	1,482,165
Israel Corp. Ltd. (The)[a]	1,080	638,779
Mizrahi Tefahot Bank Ltd.	16,320	207,101
Teva Pharmaceutical Industries Ltd.	173,760	9,374,755

		13,629,370
ITALY — 2.95%
Assicurazioni Generali SpA	474,480	9,922,774
Atlantia SpA	109,080	2,892,711
Banco Popolare SCa	147,000	2,285,492
CNH Industrial NVa	247,560	2,288,836
Enel Green Power SpA	483,360	1,338,743
Enel SpA	2,679,480	15,287,058
Eni SpA	1,035,000	26,394,865
Finmeccanica SpA[a]	163,560	1,512,207
Intesa Sanpaolo SpA RNC	364,800	980,110
Mediobanca SpA[a]	247,320	2,192,307
Snam SpA	828,360	4,887,805
Telecom Italia SpA[a]	4,098,720	4,743,737
Telecom Italia SpA RNC	2,426,280	2,274,077
Terna SpA	619,320	3,258,253
UnipolSai SpA	369,360	1,121,843

		81,380,818
JAPAN — 20.68%
AEON Co. Ltd.	252,000	2,849,964
AEON Financial Service Co. Ltd.	24,000	555,220
Air Water Inc.	50,000	805,173
Aisin Seiki Co. Ltd.	84,000	3,300,044
Alfresa Holdings Corp.	12,000	724,656
ANA Holdings Inc.[d]	240,000	598,629
Aozora Bank Ltd.	511,000	1,749,132
Asahi Glass Co. Ltd.	240,000	1,434,375

Security	Shares	Value

Asahi Kasei Corp.	360,000	$2,877,619
Bank of Kyoto Ltd. (The)	120,000	1,102,737
Bank of Yokohama Ltd. (The)	480,000	2,766,996
Benesse Holdings Inc.	12,000	455,098
Bridgestone Corp.	96,000	3,493,285
Canon Inc.	457,600	15,093,880
Central Japan Railway Co.	60,000	8,606,019
Chiba Bank Ltd. (The)	360,000	2,653,571
Chubu Electric Power Co. Inc.[a]	120,000	1,408,470
Chugai Pharmaceutical Co. Ltd.	36,000	1,211,261
Chugoku Bank Ltd. (The)	61,000	945,534
Chugoku Electric Power Co. Inc. (The)	120,000	1,612,680
Dai Nippon Printing Co. Ltd.	240,000	2,483,201
Daicel Corp.	120,000	1,227,598
Daihatsu Motor Co. Ltd.	72,000	1,290,378
Daiwa House Industry Co. Ltd.	240,000	4,926,727
Daiwa Securities Group Inc.	720,000	6,137,521
Dena Co. Ltd.[d]	36,000	470,851
East Japan Railway Co.	84,000	6,797,763
Eisai Co. Ltd.	108,000	4,619,945
Electric Power Development Co. Ltd.	48,020	1,557,317
FUJIFILM Holdings Corp.	180,000	5,195,994
Fukuoka Financial Group Inc.	360,000	1,862,401
Gunma Bank Ltd. (The)	125,000	742,695
Hachijuni Bank Ltd. (The)	136,000	846,404
Hankyu Hanshin Holdings Inc.	240,000	1,407,303
Hiroshima Bank Ltd. (The)	240,000	1,178,587
Hitachi Chemical Co. Ltd.	36,000	638,187
Hitachi Construction Machinery Co. Ltd.	36,000	743,910
Hitachi Ltd.	720,000	5,662,119
Hokuhoku Financial Group Inc.	480,000	994,214
Hokuriku Electric Power Co.	72,000	941,003
Honda Motor Co. Ltd.	660,000	23,451,549
Hoya Corp.	84,000	2,753,576
IBIDEN Co. Ltd.	48,000	969,475
Idemitsu Kosan Co. Ltd.	24,000	496,407
INPEX Corp.	348,000	5,199,611
Isetan Mitsukoshi Holdings Ltd.	60,000	754,996
ITOCHU Corp.	600,000	7,745,417
ITOCHU Techno-Solutions Corp.	12,000	543,784
Iyo Bank Ltd. (The)	96,000	982,078
J. Front Retailing Co. Ltd.	240,000	1,643,020

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2014

Security	Shares	Value

Japan Airlines Co. Ltd.	26,400	$1,471,017
Japan Prime Realty Investment Corp.	360	1,251,519
Japan Real Estate Investment Corp.	360	2,037,439
Japan Retail Fund Investment Corp.	960	2,124,724
Japan Tobacco Inc.	444,000	15,767,861
JFE Holdings Inc.	192,000	4,083,279
Joyo Bank Ltd. (The)	240,000	1,290,611
JSR Corp.	72,000	1,254,670
JX Holdings Inc.	900,000	4,677,882
Kajima Corp.	240,000	1,129,576
Kamigumi Co. Ltd.	120,000	1,154,082
Kaneka Corp.	120,000	726,990
KDDI Corp.	120,000	6,998,007
Keio Corp.	120,000	967,375
Kirin Holdings Co. Ltd.	324,000	4,576,360
Kobe Steel Ltd.	1,200,000	1,972,091
Komatsu Ltd.	373,300	8,381,871
Konica Minolta Holdings Inc.	190,800	2,068,770
Kuraray Co. Ltd.	144,000	1,911,411
Kurita Water Industries Ltd.	24,000	558,487
Kyocera Corp.	132,700	6,512,733
Kyowa Hakko Kirin Co. Ltd.	120,000	1,655,856
Kyushu Electric Power Co. Inc.[a]	60,000	672,728
Marubeni Corp.	720,000	5,120,202
Marui Group Co. Ltd.	96,000	939,136
Maruichi Steel Tube Ltd.	12,000	335,372
McDonald’s Holdings Co. (Japan) Ltd.	12,000	302,582
Medipal Holdings Corp.	60,000	763,748
Mitsubishi Chemical Holdings Corp.	276,000	1,218,764
Mitsubishi Corp.	564,000	11,989,148
Mitsubishi Gas Chemical Co. Inc.	132,000	866,437
Mitsubishi Heavy Industries Ltd.	600,000	3,956,435
Mitsubishi Materials Corp.	480,000	1,773,715
Mitsubishi Motors Corp.	264,000	3,042,155
Mitsubishi Tanabe Pharma Corp.	96,000	1,404,969
Mitsubishi UFJ Financial Group Inc.	5,159,700	30,887,454
Mitsubishi UFJ Lease & Finance Co. Ltd.	204,000	1,162,484
Mitsui & Co. Ltd.	696,000	11,275,694

Security	Shares	Value

Mitsui O.S.K. Lines Ltd.	480,000	$1,792,386
Mizuho Financial Group Inc.	9,324,000	18,269,908
MS&AD Insurance Group Holdings Inc.	192,008	4,442,875
Nagoya Railroad Co. Ltd.	120,000	505,275
NEC Corp.	1,062,000	4,161,871
NHK Spring Co. Ltd.	60,000	594,545
Nikon Corp.	132,000	2,071,104
Nintendo Co. Ltd.	13,800	1,546,604
Nippon Building Fund Inc.	550	3,102,057
Nippon Electric Glass Co. Ltd.	141,000	802,110
Nippon Express Co. Ltd.	360,000	1,757,378
Nippon Prologis REIT Inc.	480	1,121,641
Nippon Steel & Sumitomo Metal Corp.	3,120,000	9,529,752
Nippon Telegraph and Telephone Corp.	156,000	10,406,574
Nippon Yusen K.K.	621,000	1,793,524
Nissan Motor Co. Ltd.	996,000	9,898,498
Nisshin Seifun Group Inc.	84,000	988,379
Nissin Foods Holdings Co. Ltd.	12,000	663,976
NOK Corp.	36,000	741,110
Nomura Holdings Inc.	495,600	3,182,231
Nomura Real Estate Holdings Inc.	24,000	450,430
Nomura Research Institute Ltd.	12,000	381,582
NTT DOCOMO Inc.	612,000	10,855,137
NTT Urban Development Corp.	24,000	265,591
Obayashi Corp.	120,000	886,858
Oji Holdings Corp.	360,000	1,466,816
Ono Pharmaceutical Co. Ltd.	16,800	1,439,276
ORIX Corp.	519,300	8,551,899
Osaka Gas Co. Ltd.	737,000	3,083,883
Otsuka Holdings Co. Ltd.	162,600	5,212,339
Panasonic Corp.	456,000	5,576,117
Resona Holdings Inc.	888,000	4,996,322
Ricoh Co. Ltd.	288,000	3,359,323
Rohm Co. Ltd.	38,200	2,195,381
Sankyo Co. Ltd.	24,000	941,703
SBI Holdings Inc.	48,000	571,323
Sekisui Chemical Co. Ltd.	120,000	1,449,312
Sekisui House Ltd.	216,000	2,861,866
Seven & I Holdings Co. Ltd.	108,000	4,548,004
Shimamura Co. Ltd.	12,000	1,197,258
Shin-Etsu Chemical Co. Ltd.	60,000	3,839,160
Shizuoka Bank Ltd. (The)	240,000	2,616,230

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2014

Security	Shares	Value

Showa Shell Sekiyu K.K.	36,000	$409,238
Sony Financial Holdings Inc.	24,000	397,919
Stanley Electric Co. Ltd.	36,000	945,554
Sumitomo Chemical Co. Ltd.	360,000	1,389,799
Sumitomo Corp.	444,000	5,917,266
Sumitomo Heavy Industries Ltd.	120,000	593,961
Sumitomo Metal Mining Co. Ltd.	240,000	4,038,703
Sumitomo Mitsui Financial Group Inc.	516,900	21,412,885
Sumitomo Mitsui Trust Holdings Inc.	1,364,050	5,996,859
Sumitomo Rubber Industries Inc.	48,000	702,951
Suzuken Co. Ltd.	12,000	386,250
T&D Holdings Inc.	228,000	2,903,350
Taisho Pharmaceutical Holdings Co. Ltd.	12,000	862,352
Taiyo Nippon Sanso Corp.	23,000	204,201
Takashimaya Co. Ltd.	120,000	1,114,407
Takeda Pharmaceutical Co. Ltd.	326,300	14,998,980
Teijin Ltd.	360,000	899,694
Tobu Railway Co. Ltd.	240,000	1,267,273
Tohoku Electric Power Co. Inc.	180,000	1,988,428
Tokio Marine Holdings Inc.	276,000	8,781,757
Tokyo Electric Power Co. Inc.[a]	576,000	2,268,488
Tokyo Tatemono Co. Ltd.	166,000	1,436,670
Tokyu Corp.	240,000	1,745,709
TonenGeneral Sekiyu K.K.	120,000	1,053,727
Toppan Printing Co. Ltd.	240,000	1,850,732
Toshiba Corp.	1,680,000	7,547,625
Toyo Seikan Group Holdings Ltd.	60,000	946,954
Toyo Suisan Kaisha Ltd.	4,000	122,332
Toyoda Gosei Co. Ltd.	24,000	491,739
Toyota Motor Corp.	396,000	23,632,538
Toyota Tsusho Corp.	84,000	2,368,026
Trend Micro Inc.	12,000	431,760
United Urban Investment Corp.	960	1,548,733
West Japan Railway Co.	72,000	3,289,308
Yamada Denki Co. Ltd.	348,000	1,248,719
Yamaguchi Financial Group Inc.	120,000	1,239,267
Yamaha Corp.	60,000	929,450
Yamato Holdings Co. Ltd.	48,000	1,010,551
Yamazaki Baking Co. Ltd.	3,000	38,246
Yokohama Rubber Co. Ltd. (The)	48,000	420,090

		569,742,107

Security	Shares	Value

NETHERLANDS — 1.60%
AEGON NV	739,680	$6,025,245
Akzo Nobel NV	97,680	7,043,200
Corio NV	27,727	1,473,747
Delta Lloyd NV	81,600	1,885,007
Fugro NV CVA	29,880	1,152,008
ING Groep NV CVA[a]	783,480	10,215,649
Koninklijke Ahold NV	377,280	6,590,174
Koninklijke DSM NV	69,840	4,829,286
Koninklijke KPN NVa	453,840	1,447,655
Wolters Kluwer NV	122,400	3,389,246

		44,051,217
NEW ZEALAND — 0.14%
Auckland International Airport Ltd.	216,120	700,710
Contact Energy Ltd.	149,880	704,747
Fletcher Building Ltd.	86,400	668,788
Telecom Corp. of New Zealand Ltd.	751,920	1,812,466

		3,886,711
NORWAY — 1.53%
Aker Solutions ASA	61,440	909,203
DNB ASA	397,080	7,061,386
Gjensidige Forsikring ASA	81,000	1,563,913
Orkla ASA	330,960	3,008,464
Seadrill Ltd.[d]	153,240	5,530,514
Statoil ASA	454,440	12,995,236
Subsea 7 SA	41,280	688,213
Telenor ASA	308,400	7,095,396
Yara International ASA	74,280	3,397,888

		42,250,213
PORTUGAL — 0.20%
Banco Comercial Portugues SA Registered[a,d]	7,140,963	1,024,254
Energias de Portugal SA	949,320	4,449,477

		5,473,731
SINGAPORE — 1.54%
Ascendas REIT	854,546	1,595,618
CapitaCommercial Trust	720,000	960,693
CapitaMall Trust Management Ltd.	960,800	1,516,830
City Developments Ltd.	33,000	279,793
DBS Group Holdings Ltd.	480,000	7,008,535
Golden Agri-Resources Ltd.	1,800,000	771,727

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2014

Security	Shares	Value

Hutchison Port Holdings Trust	2,280,000	$1,698,600
Keppel Corp. Ltd.	600,000	5,269,864
Keppel Land Ltd.	240,000	700,084
Oversea-Chinese Banking Corp. Ltd.	1,080,000	8,637,577
Singapore Press Holdings Ltd.[d]	472,000	1,569,740
Singapore Telecommunications Ltd.	3,240,000	10,567,616
UOL Group Ltd.	240,000	1,275,153
Yangzijiang Shipbuilding	720,000	628,922

		42,480,752
SPAIN — 5.07%
Actividades de Construcciones y Servicios SA	74,677	3,270,811
Amadeus IT Holding SA Class A	55,680	2,197,746
Banco Bilbao Vizcaya Argentaria SA	1,209,840	14,923,406
Banco Santander SA	4,812,240	48,593,461
CaixaBank SA	731,280	4,402,059
Enagas SA	63,923	2,128,817
Ferrovial SA	113,839	2,388,324
Gas Natural SDG SA	144,960	4,452,272
Iberdrola SA	2,134,450	15,895,910
Mapfre SA	399,600	1,540,904
Red Electrica Corporacion SA	35,696	3,066,273
Repsol SA	363,480	9,055,583
Telefonica SA	1,669,320	27,271,653
Zardoya Otis SA	29,520	451,459

		139,638,678
SWEDEN — 2.63%
Boliden AB	60,120	977,632
Electrolux AB Class B	97,680	2,431,409
Husqvarna AB Class B	167,640	1,324,186
Investment AB Kinnevik Class B	95,520	3,969,655
Millicom International Cellular SA SDR	26,880	2,288,670
Nordea Bank AB	1,232,640	16,563,832
Securitas AB Class B	127,080	1,478,562
Skandinaviska Enskilda Banken AB Class A	616,560	8,276,213
Skanska AB Class B	154,560	3,216,107
Svenska Cellulosa AB Class B	118,680	2,930,073
Svenska Handelsbanken AB Class A	201,840	9,753,040
Swedbank AB Class A	367,320	9,430,395
Swedish Match AB	29,400	962,553

Security	Shares	Value

Tele2 AB Class B	129,720	$1,582,535
TeliaSonera AB	966,120	7,246,652

		72,431,514
SWITZERLAND — 5.58%
Aryzta AG	18,240	1,654,899
Baloise Holding AG Registered	19,080	2,303,953
Credit Suisse Group AG Registered	618,000	16,814,385
Nestle SA Registered	458,880	34,089,238
Novartis AG Registered	606,000	53,015,836
Pargesa Holding SA Bearer	11,520	975,520
Swiss Life Holding AG Registered[a]	12,960	3,005,899
Swiss Prime Site AG Registered	12,000	952,821
Swiss Re AGa	143,520	12,224,375
Swisscom AG Registered	9,360	5,198,284
Transocean Ltd.[a]	147,120	5,939,487
Zurich Insurance Group AGa	60,840	17,710,709

		153,885,406
UNITED KINGDOM — 23.82%
Admiral Group PLC	78,840	1,939,348
Anglo American PLC	565,320	15,261,326
Antofagasta PLC	104,520	1,430,217
AstraZeneca PLC	511,440	37,513,187
Aviva PLC	1,197,600	10,180,304
BAE Systems PLC	1,294,560	9,350,018
Barclays PLC	6,642,360	25,310,658
BHP Billiton PLC	855,480	29,304,976
BP PLC	7,498,800	61,275,463
British Land Co. PLC	392,880	4,662,992
BT Group PLC	1,608,480	10,550,090
Carnival PLC	75,000	2,718,584
Centrica PLC	2,068,320	10,790,105
Cobham PLC	291,480	1,439,409
Direct Line Insurance Group PLC	592,080	2,848,884
Friends Life Group Ltd.	579,360	3,250,336
Glencore PLC[a]	2,154,600	13,097,214
Hammerson PLC	295,694	3,000,312
HSBC Holdings PLC	7,642,320	82,111,665
ICAP PLC	228,480	1,341,613
Imperial Tobacco Group PLC	389,880	16,923,201
Inmarsat PLC	82,080	1,010,216
Intu Properties PLC	363,925	2,020,194
Investec PLC	228,120	1,981,519
J Sainsbury PLC	505,320	2,669,448

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2014

Security	Shares	Value

Kingfisher PLC	966,000	$4,902,477
Land Securities Group PLC	323,280	5,692,626
Legal & General Group PLC	2,410,800	9,540,437
Marks & Spencer Group PLC	662,640	4,812,797
National Grid PLC	1,510,920	21,822,824
Old Mutual PLC	1,996,440	6,599,612
Pearson PLC	333,000	6,414,744
Persimmon PLC[a]	60,600	1,281,956
Rexam PLC	275,400	2,329,438
Rio Tinto PLC	516,360	29,570,448
Royal Dutch Shell PLC Class A	1,581,000	65,155,205
Royal Dutch Shell PLC Class B	995,640	42,956,381
RSA Insurance Group PLC	413,852	3,204,965
SEGRO PLC	307,200	1,856,233
Severn Trent PLC	96,000	3,136,185
SSE PLC	394,800	9,711,497
Standard Chartered PLC	985,080	20,489,515
Standard Life PLC	969,120	6,132,345
Tesco PLC	3,284,400	14,306,231
TUI Travel PLC	198,480	1,215,385
United Utilities Group PLC	281,280	4,226,475
Vodafone Group PLC	10,730,160	35,887,247
William Hill PLC	120,480	717,211
Wm Morrison Supermarkets PLC	859,200	2,445,689

		656,389,202

TOTAL COMMON STOCKS (Cost: $2,399,266,478)		2,721,135,714

PREFERRED STOCKS — 0.85%

GERMANY — 0.85%
Bayerische Motoren Werke AG	22,200	2,109,550
Porsche Automobil Holding SE	62,640	5,877,759
Volkswagen AG	66,360	15,498,242

		23,485,551

TOTAL PREFERRED STOCKS (Cost: $21,476,555)		23,485,551

RIGHTS — 0.04%

SPAIN — 0.04%
Banco Santander SAa	4,812,240	1,010,888
Zardoya Otis SAa	29,520	18,209

		1,029,097

TOTAL RIGHTS (Cost: $1,006,863)		1,029,097

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.50%

MONEY MARKET FUNDS — 0.50%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[e,f,g]	11,314,251	$11,314,251
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[e,f,g]	705,716	705,716
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	1,576,744	1,576,744

		13,596,711

TOTAL SHORT-TERM INVESTMENTS (Cost: $13,596,711)		13,596,711

TOTAL INVESTMENTS IN SECURITIES — 100.14% (Cost: $2,435,346,607)		2,759,247,073
Other Assets, Less Liabilities — (0.14)%		(3,720,751)

NET ASSETS — 100.00%		$2,755,526,322

SDR — Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	All or a portion of this security represents a security on loan. See Note 1.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.52%

AUSTRALIA — 7.12%
Abacus Property Group	458,916	$1,105,034
Adelaide Brighton Ltd.	1,153,526	3,925,104
AET&D Holdings No. 1 Pty Ltd.[a,b]	169,200	2
Ainsworth Game Technology Ltd.	236,067	827,407
Amcom Telecommunications Ltd.	333,301	635,233
Ansell Ltd.	393,969	6,970,173
APN News & Media Ltd.[b]	2,013,201	1,478,621
Aquarius Platinum Ltd.[b]	3,792,323	1,586,575
ARB Corp. Ltd.	121,725	1,385,173
Ardent Leisure Group	791,439	1,898,366
Aristocrat Leisure Ltd.	1,099,614	5,827,172
Arrium Ltd.	3,299,564	2,530,773
Astro Japan Property Trust	402,527	1,571,763
Atlas Iron Ltd.	529,371	314,980
Ausdrill Ltd.	661,545	670,392
Australand Property Group	586,484	2,448,191
Australian Agricultural Co. Ltd.[b]	1,274,164	1,468,892
Automotive Holdings Group	369,859	1,344,484
Aveo Group	799,219	1,604,953
AWE Ltd.[b,c]	1,530,387	2,596,611
BC Iron Ltd.	241,513	758,927
Beach Energy Ltd.	2,952,267	4,652,304
Beadell Resources Ltd.[b,c]	2,038,698	985,596
Bentham IMF Ltd.	444,920	872,785
Billabong International Ltd.[b]	1,247,251	620,369
BlueScope Steel Ltd.[b]	1,207,344	7,049,096
Bradken Ltd.	402,635	1,691,970
Breville Group Ltd.	148,566	1,153,317
BT Investment Management Ltd.	98,393	614,718
Buru Energy Ltd.[b,c]	376,464	292,249
BWP Trust	952,453	2,266,868
Cabcharge Australia Ltd.	243,069	1,044,033
Cardno Ltd.	273,933	1,604,455
carsales.com Ltd.	398,637	4,265,753
Challenger Ltd.	1,085,244	8,152,325
Charter Hall Group	233,344	941,519
Charter Hall Retail REIT	665,493	2,481,022
Cover-More Group Ltd.[b]	514,146	872,353
Credit Corp. Group Ltd.	122,114	1,002,464

Security	Shares	Value

Cromwell Group	2,777,638	$2,634,017
CSR Ltd.	865,333	3,041,010
Cudeco Ltd.[b,c]	379,187	616,928
David Jones Ltd.	1,183,471	4,390,088
Decmil Group Ltd.	377,632	702,169
Domino’s Pizza Enterprises Ltd.	119,185	2,391,199
Downer EDI Ltd.	958,090	4,337,885
Drillsearch Energy Ltd.[b,c]	958,677	1,466,159
DUET Group	2,936,837	6,580,208
DuluxGroup Ltd.	638,594	3,277,228
Echo Entertainment Group Ltd.	1,097,649	3,408,417
Energy Resources of Australia Ltd.[b,c]	844,353	1,051,893
Energy World Corp. Ltd.[b,c]	2,206,065	717,842
Envestra Ltd.	2,449,089	2,982,762
Evolution Mining Ltd.	1,412,155	1,024,047
Fairfax Media Ltd.	4,163,349	3,328,772
FlexiGroup Ltd.	476,810	1,662,338
G.U.D Holdings Ltd.	188,617	1,308,165
G8 Education Ltd.	454,248	2,107,348
GDI Property Group	975,785	848,220
Goodman Fielder Ltd.	3,533,694	2,102,576
GrainCorp Ltd. Class A	470,975	3,813,807
Greencross Ltd.	88,770	858,306
GWA Group Ltd.	478,755	1,313,040
Hills Ltd.	611,761	1,037,976
Horizon Oil Ltd.[b,c]	3,215,953	1,121,202
iiNET Ltd.	333,813	2,367,939
Independence Group NL	481,960	2,186,621
Investa Office Fund	1,634,666	5,425,503
Invocare Ltd.	217,792	2,144,276
IOOF Holdings Ltd.	610,983	4,958,909
Iress Ltd.	217,014	1,767,399
JB Hi-Fi Ltd.[c]	230,621	4,271,013
Karoon Gas Australia Ltd.[b,c]	506,755	1,710,202
M2 Group Ltd.[c]	309,183	1,747,680
MACA Ltd.	495,474	944,316
Macquarie Atlas Roads Group	656,877	2,058,054
Magellan Financial Group Ltd.	202,232	2,227,978
Mayne Pharma Group Ltd.[b]	824,885	667,199
McMillan Shakespeare Ltd.	109,420	966,414
Medusa Mining Ltd.[b]	567,423	878,343
Mermaid Marine Australia Ltd.	753,325	1,421,743
Mesoblast Ltd.[b,c]	325,132	1,290,715
Metals X Ltd.[b]	3,501,804	813,907

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Mineral Resources Ltd.	231,399	$2,387,961
Monadelphous Group Ltd.[c]	157,974	2,349,894
Mount Gibson Iron Ltd.	1,818,977	1,242,960
Myer Holdings Ltd.	1,236,748	2,621,554
Navitas Ltd.	341,851	1,576,381
NEXTDC Ltd.[b]	488,861	711,283
Nine Entertainment Co. Holdings Ltd.[b]	511,034	1,021,483
Northern Star Resources Ltd.	1,013,121	1,615,356
NRW Holdings Ltd.	764,995	768,113
Nufarm Ltd.	379,576	1,535,079
Orora Ltd.	1,826,741	2,496,532
OZ Minerals Ltd.	582,983	2,520,296
OzForex Group Ltd.	379,576	871,643
Pacific Brands Ltd.	2,786,599	1,463,746
Pact Group Holdings Ltd.[b]	267,568	922,892
Paladin Energy Ltd.[b,c]	2,145,649	748,054
PanAust Ltd.	1,080,576	2,290,514
Papillon Resources Ltd.[b]	722,602	1,236,117
Perpetual Ltd.	75,053	3,406,501
Platinum Asset Management Ltd.	287,796	1,717,760
Premier Investments Ltd.	175,010	1,579,883
Primary Health Care Ltd.	1,016,806	4,594,276
Programmed Maintenance Services Ltd.	387,745	1,016,572
Qube Logistics Holdings Ltd.	750,602	1,584,084
RCR Tomlinson Ltd.	287,018	784,511
Recall Holdings Ltd.[b]	649,650	3,116,534
Regis Resources Ltd.	854,838	1,398,747
Reject Shop Ltd. (The)[c]	103,450	929,074
Resolute Mining Ltd.[b]	2,068,254	1,153,713
Roc Oil Co. Ltd.[b,c]	3,156,973	1,819,723
SAI Global Ltd.	479,237	2,169,812
Sandfire Resources NLb	183,957	1,104,820
Senex Energy Ltd.[b,c]	1,992,804	1,259,843
Seven West Media Ltd.	1,326,980	2,529,071
Shopping Centres Australasia Property Group	581,816	960,123
Sigma Pharmaceuticals Ltd.	3,379,682	2,466,540
Silex Systems Ltd.[b]	479,922	285,557
Sims Metal Management Ltd.[b]	299,466	3,321,473
Sirius Resources NLb	456,971	1,669,644
Sirtex Medical Ltd.	123,281	2,163,918
Skilled Group Ltd.	460,959	1,097,097
Slater & Gordon Ltd.	323,576	1,498,126

Security	Shares	Value

SMS Management & Technology Ltd.	252,794	$965,943
Southern Cross Media Group Ltd.	1,565,389	1,760,964
Spark Infrastructure Group	2,578,572	4,518,907
Steadfast Group Ltd.	1,617,888	2,008,041
STW Communications Group Ltd.	1,372,202	1,894,468
Sundance Energy Australia Ltd.[b]	1,075,353	1,369,665
Super Retail Group Ltd.	245,947	2,158,521
Syrah Resources Ltd.[b,c]	181,623	945,587
Tassal Group Ltd.	769,719	2,869,587
Ten Network Holdings Ltd.[b,c]	3,967,730	1,051,307
Tiger Resources Ltd.[b]	2,772,970	837,860
Tox Free Solutions Ltd.	251,238	759,122
Transfield Services Ltd.[b]	1,166,355	1,474,730
Transpacific Industries Group Ltd.[b]	2,904,039	2,929,375
UGL Ltd.	435,195	2,816,021
UXC Ltd.	913,172	657,956
Veda Group Ltd.[b]	351,187	685,647
Village Roadshow Ltd.	114,334	830,174
Virtus Health Ltd.	195,619	1,427,656
Vocation Ltd.[b]	278,071	801,420
Western Areas NL	383,149	1,802,441
Western Desert Resources Ltd.[b]	1,108,410	267,927
Whitehaven Coal Ltd.[b,c]	1,531,943	2,428,341
Wotif.com Holdings Ltd.	325,132	1,009,599

		287,762,354
AUSTRIA — 0.93%
AMS AG	124,965	4,480,215
Austria Technologie & Systemtechnik AG	32,776	378,726
BUWOG AGb	52,110	1,007,500
C.A.T. oil AG	35,780	689,141
CA Immobilien Anlagen AGb	120,558	2,412,341
conwert Immobilien Invest SE	222,460	2,728,869
EVN AG	52,685	727,483
Kapsch TrafficCom AG	5,245	206,324
Lenzing AG	15,748	919,636
Oesterreichische Post AG	98,393	4,613,669
RHI AG	85,167	2,643,721
S IMMO AG	569,757	4,535,893

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Schoeller-Bleckmann Oilfield Equipment AG	32,851	$3,907,568
UNIQA Insurance Group AG	212,346	2,670,719
Wienerberger AG	269,513	4,056,845
Zumtobel AG	84,389	1,739,417

		37,718,067
BELGIUM — 1.44%
Ackermans & van Haaren NV	85,556	10,364,471
Agfa-Gevaert NVb	481,478	1,437,250
Arseus NV	56,000	3,017,726
Barco NV	42,390	3,119,481
Befimmo SA	40,829	3,194,170
Bekaert NV	72,727	2,718,320
bpost SA	77,776	1,953,287
Cofinimmo SA	44,719	5,544,222
Compagnie d’Entreprises CFE SA	5,049	495,993
Compagnie Maritime Belge SA	44,521	1,042,459
Econocom Group SA	113,945	1,037,480
Elia System Operator SA	84,000	4,085,450
Euronav SAb	99,171	1,204,833
EVS Broadcast Equipment SA	30,906	1,583,791
Galapagos NVb,c	86,126	1,685,912
Intervest Offices & Warehouses NV	60,279	1,782,841
KBC Ancora SCA[b]	64,558	1,995,346
Melexis NV	22,943	1,061,221
Mobistar SAb	47,831	951,969
Nyrstar NVc	393,580	1,629,858
RHJ International SAb	262,900	1,274,076
SA D’Ieteren NV	40,051	1,693,121
Tessenderlo Chemie NVb	88,668	2,566,729
ThromboGenics NVb,c	69,615	853,207
Viohalco SAb,c	167,230	957,219
Warehouses De Pauw SCA	13,607	1,028,102

		58,278,534
DENMARK — 1.89%
ALK-Abello A/Sc	31,890	4,595,942
Alm. Brand A/Sb	170,116	873,204
Amagerbanken A/Sa,b	130,550	—
Auriga Industries A/S Class Bb	42,027	2,262,842
Bang & Olufsen A/S Class Bb,c	141,564	1,740,395
Bavarian Nordic A/Sb	71,949	1,478,546
Christian Hansen Holding A/S	185,723	7,683,182
D/S Norden A/S	64,347	1,974,826

Security	Shares	Value

FLSmidth & Co. A/Sc	110,841	$5,691,448
Genmab A/Sb,c	82,236	3,295,757
GN Store Nord A/S	416,134	10,635,249
IC Companys A/S	20,220	645,960
Jyske Bank A/S Registered[b]	118,545	6,725,309
Matas A/S	38,495	977,609
NKT Holding A/S	72,338	4,544,007
Rockwool International A/S Class B	11,662	1,947,574
Royal Unibrew A/Sb	24,110	3,530,952
Schouw & Co. A/S	31,890	1,476,654
SimCorp A/S	102,672	3,326,088
Solar Holdings A/S Class B	16,137	1,155,581
Spar Nord Bank AS	94,114	1,021,913
Sydbank A/Sb	172,834	4,733,563
Topdanmark A/Sb	147,082	4,543,022
United International Enterprises Ltd.	6,605	1,373,918

		76,233,541
FINLAND — 1.50%
Amer Sports OYJ Class A	262,511	5,180,787
Cargotec Corp. OYJ Class Bc	61,571	2,249,853
Caverion Corp.	276,515	2,293,858
Citycon OYJ	1,040,083	3,826,986
Cramo OYJ	52,499	1,069,811
HKScan OYJ Class A	62,015	311,990
Huhtamaki OYJ	230,621	6,149,819
Kemira OYJ	108,441	1,478,509
Kesko OYJ Class B	98,468	3,754,881
Konecranes OYJ	132,228	4,306,260
Metsa Board OYJ Class B	216,236	1,029,993
Outokumpu OYJ[b,c]	412,895	3,356,156
Outotec OYJ[c]	355,466	3,702,652
Ramirent OYJ	115,677	1,103,552
Rautaruukki OYJ	148,580	2,270,034
Sanitec Corp.	88,668	1,020,729
Sanoma OYJ[c]	132,617	1,040,695
Sponda OYJ	262,900	1,354,277
Stockmann OYJ Abp Class Bc	42,576	610,113
Technopolis OYJ	243,192	1,347,119
Tieto OYJ	185,513	4,939,507
Uponor OYJ	180,456	2,786,335
Valmet OYJ	215,069	2,260,374
YIT OYJ[c]	310,739	3,188,947

		60,633,237

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

FRANCE — 3.78%
Air France-KLM[b,c]	242,291	$2,620,391
ALTEN	39,481	1,901,457
Altran Technologies SA	379,576	3,991,880
Aperam[b]	99,949	3,367,366
Belvedere SAb,c	61,057	688,683
Beneteau SAb	129,116	2,275,213
Boiron SA	6,994	531,907
BOURBON SA	130,323	3,749,002
CGG[b,c]	255,057	2,639,354
Club Mediterranee SAb	108,896	3,169,038
Compagnie Plastic Omnium SA	107,156	2,846,706
Derichebourg	413,022	1,221,298
Eiffage SA	64,603	4,187,097
Etablissements Maurel et Prom[b]	221,682	3,366,530
Euler Hermes Group	21,402	2,495,617
Eurofins Scientific SE	21,776	6,495,937
Faurecia	113,945	4,035,575
GameLoft SAb	135,480	862,856
Genfit[b]	26,724	1,004,406
Groupe Fnac[b]	19,831	876,945
Groupe Steria SCA[c]	73,505	2,040,756
Haulotte Group	127,949	2,011,551
Havas SA	867,667	6,791,491
Ingenico SAc	96,460	9,773,979
Innate Pharma SAb	78,554	778,830
Ipsen SA	49,387	2,193,850
Ipsos SA	63,112	1,709,566
Jacquet Metal Service SA	110,063	2,275,234
Korian-Medica	55,611	2,012,724
M6-Metropole Television	74,672	1,368,783
Mercialys	33,835	802,433
Montupet	14,385	894,992
MPI	279,371	1,581,168
Neopost SA	63,027	4,427,333
Nexans SAb	74,283	3,376,301
Nexity	74,672	2,829,984
Numericable Group SAb	74,672	4,126,331
Orpea SA	109,285	7,162,751
Parrot SAb	25,055	578,282
Rubis SCA	57,462	3,446,333
Saft Groupe SA	90,224	3,325,829
Sartorius Stedim Biotech SA	5,827	1,006,532
SEB SA	61,835	5,009,619
Sechilienne-Sidec	77,776	1,966,815

Security	Shares	Value

Societe Television Francaise 1	208,456	$3,080,607
Soitec SAb,c	504,469	1,532,204
Solocal Group[b,c]	1,738,065	1,418,574
Sopra Group SA	4,660	504,044
Tarkett SA	29,945	961,594
Technicolor SA Registered[b,c]	803,109	5,805,848
Teleperformance SA	142,342	9,895,971
Ubisoft Entertainment SAb	161,174	2,701,027
Vicat SA	19,956	1,587,916
Virbac SA	6,635	1,420,421

		152,726,931
GERMANY — 5.49%
Aareal Bank AG	88,279	3,762,037
ADVA Optical Networking SEb	180,609	671,317
AIXTRON SEb,c	230,772	3,132,502
Alstria Office REIT AG	110,841	1,466,443
Aurelius AG	31,890	1,126,457
Aurubis AG	99,560	4,853,554
Balda AG	157,189	612,449
Bechtle AG	21,029	1,636,155
Bertrandt AG	17,497	2,188,928
Bilfinger Berger SE	106,562	8,711,637
Borussia Dortmund GmbH & Co. KGaA	261,741	1,716,377
CANCOM SE	24,110	1,126,007
Carl Zeiss Meditec AG Bearer	58,399	1,734,661
CENTROTEC Sustainable AG	33,629	720,380
CompuGroup Medical AG	46,275	1,151,637
CTS Eventim AG & Co. KGaA	83,222	2,439,702
Delticom AGc	15,996	575,303
Deutsche EuroShop AG	57,167	2,701,608
DEUTZ AG	266,790	1,891,915
Dialog Semiconductor PLC[b]	127,493	3,898,735
DMG MORI SEIKI AG	151,281	4,640,341
DO Deutsche Office AGb	195,688	882,369
Draegerwerk AG & Co. KGaA	7,988	633,688
Drillisch AG	83,611	3,149,184
Duerr AG	46,664	3,576,360
ElringKlinger AG	98,393	3,563,103
Evotec AGb,c	163,729	884,164
Freenet AG	266,790	7,067,909
GAGFAH SAb	246,592	4,328,815
Gerresheimer AG	78,554	5,433,943
Gerry Weber International AG	38,548	1,760,847
Gesco AG	10,121	990,319

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Heidelberger Druckmaschinen AGb,c	599,389	$1,970,471
Indus Holding AG	29,975	1,578,193
Jenoptik AG	56,000	744,410
KION Group AG	43,393	1,692,444
Kloeckner & Co. SEb	246,959	3,229,635
Kontron AGb	274,959	1,736,465
Krones AG	21,507	2,088,301
KUKA AGc	104,253	5,801,412
KWS Saat AG	3,493	1,229,166
LEG Immobilien AG	82,548	5,785,332
LEONI AG	80,499	5,526,481
LPKF Laser & Electronics AGc	44,330	788,574
MLP AG	229,223	1,533,502
MorphoSys AGb	59,112	5,672,469
MTU Aero Engines Holding AG	121,725	10,531,050
Nordex SEb	131,061	2,405,058
NORMA Group SE	60,668	2,997,343
PATRIZIA Immobilien AGb	87,211	973,998
Pfeiffer Vacuum Technology AG	17,517	1,741,425
QSC AG	313,590	1,269,240
R Stahl AG	12,686	678,955
Rational AG	5,468	1,778,199
Rheinmetall AG	93,336	5,681,579
Rhoen Klinikum AG	218,570	6,784,764
SAF-Holland SA	86,723	1,200,966
Salzgitter AG	65,396	2,444,309
SGL Carbon SEb,c	90,224	2,906,931
SMA Solar Technology AGb,c	17,886	484,612
Software AG	152,837	3,838,389
Stada Arzneimittel AG	147,010	6,084,897
Stroer Out-Of-Home Media AG	49,580	1,046,151
Suedzucker AG	123,670	2,174,282
Symrise AG	289,741	15,200,679
TAG Immobilien AG	194,063	2,368,066
Takkt AG	47,831	799,974
Tom Tailor Holding AGb,c	41,996	814,765
TUI AG	280,016	3,973,285
Vossloh AG	29,945	2,179,613
Wacker Chemie AG	29,202	3,398,116
Wacker Neuson SE	51,332	1,128,106
Wincor Nixdorf AG	81,666	4,158,237
Wirecard AG	253,961	9,454,932
XING AG	11,273	1,221,293

		222,124,915

Security	Shares	Value

GREECE — 0.00%
Bank of Cyprus PCL[a,b]	2,140,177	$29

		29
HONG KONG — 2.86%
Bonjour Holdings Ltd.	4,276,000	656,569
Brightoil Petroleum (Holdings) Ltd.[b,c]	6,605,512	2,037,042
Cafe de Coral Holdings Ltd.	1,540,000	5,504,223
Champion REIT	8,566,000	3,990,072
China LNG Group Ltd.	5,795,000	560,803
China Public Procurement Ltd.[b,c]	17,084,000	760,509
Chow Sang Sang Holdings International Ltd.[c]	786,000	2,043,587
Citic Telecom International Holdings Ltd.	2,715,000	977,394
CK Life Sciences International (Holdings) Inc.[c]	10,492,000	1,042,424
CSI Properties Ltd.	23,260,000	990,419
CST Mining Group Ltd.[b]	93,984,000	642,725
Dah Sing Banking Group Ltd.	786,000	1,407,692
Dah Sing Financial Holdings Ltd.	157,200	894,513
Dickson Concepts International Ltd.	1,357,500	770,705
Emperor Watch & Jewellery Ltd.[c]	11,790,000	760,640
Esprit Holdings Ltd.[c]	4,132,800	6,505,785
FIH Mobile Ltd.[b]	5,438,000	3,080,344
G-Resources Group Ltd.[b]	69,998,400	2,023,167
Giordano International Ltd.	3,874,000	2,274,398
Global Brands Group Holding Ltd.[b]	11,790,000	3,088,199
Great Eagle Holdings Ltd.	393,000	1,430,004
Hilong Holding Ltd.[c]	1,548,000	874,864
Hong Kong Television Network Ltd.[b]	2,715,000	917,839
Hopewell Holdings Ltd.	393,000	1,369,152
Hutchison Telecommunications Hong Kong Holdings Ltd.[c]	5,430,000	2,333,133
I.T Ltd.	786,000	291,072
IGG Inc.[c]	1,179,000	666,321
IRC Ltd.[b]	3,096,000	275,642
Johnson Electric Holdings Ltd.	1,068,750	4,137,070

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

K. Wah International Holdings Ltd.[c]	2,751,000	$2,019,753
Kerry Logistics Network Ltd.[c]	788,000	1,293,328
Lai Sun Development Co. Ltd.[b]	52,499,665	1,327,725
Luk Fook Holdings International Ltd.	786,000	2,449,262
Macau Legend Development Ltd.[b,c]	3,144,000	1,882,331
Man Wah Holdings Ltd.[c]	542,400	806,246
Melco International Development Ltd.[c]	1,965,000	5,907,639
Midland Holdings Ltd.[b,c]	3,096,000	1,685,811
Neo-Neon Holdings Ltd.[b,c]	2,135,500	432,608
Newocean Energy Holdings Ltd.[c]	2,358,000	1,618,642
Orient Overseas International Ltd.	393,000	2,099,367
Pacific Basin Shipping Ltd.	5,049,000	3,068,469
Pacific Textile Holdings Ltd.	786,000	988,832
Paradise Entertainment Ltd.[c]	1,572,000	1,109,521
Playmates Toys Ltd.[c]	1,572,000	689,647
Prosperity REIT	5,049,000	1,706,877
Sa Sa International Holdings Ltd.[c]	1,572,000	1,255,564
Samson Holding Ltd.	3,493,000	446,200
Shun Tak Holdings Ltd.[b]	3,144,000	1,614,586
Singamas Container Holdings Ltd.	3,874,000	744,803
SITC International Holdings Co. Ltd.[c]	2,326,000	1,023,433
SmarTone Telecommunications Holding Ltd.	786,000	1,141,975
SPT Energy Group Inc.	1,572,000	837,718
Stella International Holdings Ltd.[c]	786,000	2,190,644
Summit Ascent Holdings Ltd.[b,c]	1,572,000	1,075,038
Television Broadcasts Ltd.	518,500	3,358,520
Texwinca Holdings Ltd.	1,572,000	1,480,713
Town Health International Medical Group Ltd.	6,288,000	916,825
Trinity Ltd.[c]	3,096,000	782,983
Truly International Holdings Ltd.	2,358,000	1,430,004
United Photovoltaics Group Ltd.[b,c]	3,144,000	421,902
Value Partners Group Ltd.[c]	1,572,000	1,150,088

Security	Shares	Value

VST Holdings Ltd.	2,622,000	$673,258
VTech Holdings Ltd.[c]	388,800	4,811,055
Wing Hang Bank Ltd.[c]	319,500	5,021,271
Xinyi Glass Holdings Co. Ltd.[c]	3,930,000	2,322,488
Xinyi Solar Holdings Ltd.[c]	5,122,000	1,480,414

		115,571,847
IRELAND — 0.84%
C&C Group PLC	897,628	5,089,950
FBD Holdings PLC	139,230	2,663,944
Glanbia PLC	312,812	4,821,610
Hibernia REIT PLC[b]	233,344	329,386
Kingspan Group PLC	214,680	3,670,952
Paddy Power PLC	109,674	7,742,205
Smurfit Kappa Group PLC	451,914	9,816,672

		34,134,719
ISRAEL — 1.05%
Africa Israel Investments Ltd.[b]	126,923	227,396
Africa Israel Properties Ltd.[b]	48,998	844,680
Airport City Ltd.[b]	133,395	1,331,576
AL-ROV (Israel) Ltd.[b]	19,480	671,861
Alony Hetz Properties & Investments Ltd.	142,342	1,042,925
Alrov Properties and Lodgings Ltd.[b]	21,187	531,978
Amot Investments Ltd.	239,711	794,583
Bayside Land Corp. Ltd.	2,326	638,461
Cellcom Israel Ltd.	85,556	1,058,247
Clal Insurance Enterprises Holdings Ltd.[b]	14,774	278,271
Delek Automotive Systems Ltd.	37,908	397,209
Discount Investment Corp. Ltd. Registered[b]	143,120	1,143,841
Elbit Systems Ltd.	24,110	1,513,251
Electra (Israel) Ltd.	5,634	799,291
EZchip Semiconductor Ltd.[b]	51,249	1,250,008
Frutarom	112,778	2,809,331
Gazit Globe Ltd.	110,063	1,473,459
Harel Insurance Investments & Financial Services Ltd.	143,898	843,544
Israel Discount Bank Ltd. Class Ab	920,563	1,611,946
Ituran Location and Control Ltd.	84,389	1,974,108
Jerusalem Economy Ltd.	46,472	415,347
Jerusalem Oil Exploration Ltd.[b]	52,111	2,361,413
Kamada Ltd.[b,c]	66,503	459,899

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

MATRIX IT Ltd.	183,332	$1,014,261
Melisron Ltd.	55,222	1,469,704
Menorah Mivtachim Holdings Ltd.	55,021	664,824
Migdal Insurance & Financial Holdings Ltd.	137,404	220,393
Naphtha Israel Petroleum Corp. Ltd.[b]	265,624	1,906,667
Nitsba Holdings (1995) Ltd.[b]	65,364	987,584
Norstar Holdings Inc.	36,352	982,971
Oil Refineries Ltd.[b]	1,653,802	500,904
Ormat Industries Ltd.	90,016	654,022
Osem Investment Ltd.	66,114	1,554,511
Partner Communications Co. Ltd.[b]	138,063	1,049,442
Paz Oil Co. Ltd.	6,994	1,124,477
Plasson Industries Ltd.	25,849	1,057,462
Plus500 Ltd.[c]	81,277	624,351
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	29,556	1,466,114
Shikun & Binui Ltd.	344,574	825,666
Shufersal Ltd.	228,827	724,453
Strauss Group Ltd.	60,279	1,185,142
Tower Semiconductor Ltd.[b]	1	3

		42,485,576
ITALY — 3.42%
A2A SpA	2,475,838	2,829,022
ACEA SpA	54,444	794,022
Ansaldo STS SpA	194,887	1,906,147
Arnoldo Mondadori Editore SpA[b,c]	1,051,235	1,244,799
Autogrill SpA[b]	192,896	1,646,645
Azimut Holding SpA	276,126	7,137,903
Banca Carige SpA[b]	11,655,987	2,241,104
Banca Generali SpA	120,169	3,363,646
Banca Popolare dell’Emilia Romagna SCb	1,009,530	8,577,272
Banca Popolare di Milano Scrl[b]	8,181,252	7,180,915
Banca Popolare di Sondrio Scrl	938,484	4,274,375
Beni Stabili SpA[c]	3,313,568	2,693,385
Brembo SpA	41,218	1,515,514
Buzzi Unicem SpA	259,796	4,223,426
CIR SpA[b]	2,217,598	3,085,833
Credito Valtellinese Scarl[b]	2,234,714	2,741,874

Security	Shares	Value

Danieli & C. Officine Meccaniche SpA RNC	196,008	$4,135,821
Davide Campari-Milano SpA	877,781	6,853,040
De’Longhi SpA	87,890	1,869,790
DiaSorin SpA[c]	52,888	2,115,848
EI Towers SpA[b]	26,213	1,413,442
ERG SpA	173,843	2,577,230
Gruppo Editoriale L’Espresso SpA[b,c]	726,103	1,147,372
GTECH SpA	119,002	2,866,045
Hera SpA	1,833,354	4,955,117
Immsi SpA[b]	1,040,740	875,889
Indesit Co. SpA[b]	49,387	716,966
Interpump Group SpA	150,503	1,922,106
Iren SpA	664,657	938,223
Italcementi SpA	220,471	1,641,621
Juventus Football Club SpA[b]	3,599,850	1,093,368
Maire Tecnimont SpA[b,c]	201,454	532,891
Marr SpA	228,287	3,784,502
Mediaset SpA[b]	1,538,548	6,138,679
Mediolanum SpA	480,700	3,666,107
Moncler SPA	189,006	2,862,716
Piaggio & C. SpA[b,c]	233,344	696,238
Recordati SpA	357,411	5,905,968
Reply SpA	24,499	1,829,106
Safilo Group SpA[b]	54,833	1,144,518
Salvatore Ferragamo SpA	86,871	2,393,246
Saras SpA[b,c]	601,258	749,779
Societa Cattolica di Assicurazioni Scrl	210,109	4,483,958
Societa per la Bonifica dei Terreni Ferraresi e Imprese Agricole SpA	13,218	535,876
Sogefi SpA[b]	207,837	834,258
Sorin SpA[b]	721,046	1,985,476
Tod’s SpA	21,776	2,390,633
Unipol Gruppo Finanziario SpA	578,315	3,183,354
World Duty Free SpA[b]	193,674	2,210,429
Yoox SpA[b]	96,837	2,556,375

		138,461,869
JAPAN — 28.20%
3-D Matrix Ltd.[b,c]	39,300	1,444,586
77 Bank Ltd. (The)	786,000	4,135,032
Accordia Golf Co. Ltd.[c]	196,500	2,470,701
Achilles Corp.	770,000	1,093,208

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Activia Properties Inc.	393	$3,508,280
Adastria Holdings Co. Ltd.	54,740	1,248,265
Adeka Corp.	232,600	3,232,221
Aderans Co. Ltd.	39,300	582,038
Advance Residence Investment Corp.	2,751	6,567,516
Adways Inc.[b,c]	39,300	718,853
AEON Delight Co. Ltd.	39,300	951,210
AEON REIT Investment Corp.	1,179	1,550,064
Ai Holdings Corp.	193,700	3,625,930
Aida Engineering Ltd.	157,200	1,513,376
AIFUL Corp.[b,c]	699,400	3,815,466
Airport Facilities Co. Ltd.	117,900	800,255
Akebono Brake Industry Co. Ltd.	232,600	1,135,462
Alps Electric Co. Ltd.	393,000	5,549,045
Anritsu Corp.	349,300	3,383,117
Aoyama Trading Co. Ltd.	117,900	3,029,045
Arcs Co. Ltd.	39,300	836,178
Ardepro Co. Ltd.[b,c]	154,800	254,400
Asahi Diamond Industrial Co. Ltd.	154,800	2,277,555
Asahi Holdings Inc.	78,600	1,365,096
Asahi Intecc Co. Ltd.	39,300	1,639,490
Askul Corp.[c]	39,300	1,084,968
Autobacs Seven Co. Ltd.	157,200	2,589,554
Avex Group Holdings Inc.	78,600	1,358,981
Awa Bank Ltd. (The)	770,000	4,402,781
Azbil Corp.	193,700	4,914,312
Bank of Iwate Ltd. (The)	39,300	1,821,019
Bank of Nagoya Ltd. (The)	770,000	2,957,651
Benefit One Inc.	115,900	1,010,962
Broadleaf Co. Ltd.[c]	78,600	1,494,267
Calsonic Kansei Corp.	393,000	2,610,191
Canon Marketing Japan Inc.	154,800	3,176,234
Capcom Co. Ltd.	154,800	2,846,568
Century Tokyo Leasing Corp.	115,900	3,781,247
Chiome Bioscience Inc.[b,c]	39,300	551,083
Coca-Cola East Japan Co. Ltd.	157,200	4,249,681
Colopl Inc.[b,c]	78,800	3,034,453
Colowide Co. Ltd.	78,600	1,043,312
COMSYS Holdings Corp.	388,200	7,259,285
COOKPAD Inc.[c]	39,300	1,123,567
Cosmo Oil Co. Ltd.	1,179,000	2,384,713
CROOZ Inc.[c]	38,300	1,404,104

Security	Shares	Value

CyberAgent Inc.	115,900	$3,916,492
Daiei Inc. (The)[b]	378,950	1,094,454
Daifuku Co. Ltd.	310,400	4,340,499
Daihen Corp.	381,000	1,689,464
Daiichikosho Co. Ltd.	78,600	2,335,032
Daikokutenbussan Co. Ltd.	41,900	1,206,048
Daikyo Inc.	786,000	1,673,885
Dainippon Screen Manufacturing Co. Ltd.	393,000	1,830,573
Daio Paper Corp.[c]	381,000	3,364,108
Daiseki Co. Ltd.	78,600	1,414,013
Daishi Bank Ltd. (The)	1,159,000	4,305,324
Daiwa House REIT Investment Corp.	770	3,429,377
Daiwa Office Investment Corp.[c]	770	3,886,128
Daiwabo Holdings Co. Ltd.	770,000	1,475,081
Daiwahouse Residential Investment Corp.	786	3,699,363
DCM Holdings Co. Ltd.	235,800	1,589,045
Denki Kagaku Kogyo K.K.	786,000	2,965,605
DIC Corp.	1,572,000	3,653,503
Digital Garage Inc.	78,600	1,271,847
DISCO Corp.	77,000	5,016,774
DMG Mori Seiki Co Ltd.	275,100	3,544,586
Dowa Holdings Co. Ltd.	393,000	3,703,185
Dr. Ci:Labo Co. Ltd.	39,300	1,391,083
Duskin Co. Ltd.	232,600	4,279,469
Dwango Co. Ltd.[c]	39,600	945,378
Ebara Corp.	1,159,000	7,314,543
EDION Corp.	196,500	1,310,828
Euglena Co. Ltd.[b,c]	117,900	1,654,395
Exedy Corp.	115,900	3,454,403
F@N Communications Inc.[c]	78,800	1,248,264
Frontier Real Estate Investment Corp.	786	4,333,758
Fudo Tetra Corp.[c]	543,800	1,047,040
Fuji Machine Manufacturing Co. Ltd.	232,600	2,006,284
Fuji Oil Co. Ltd. New	193,700	3,102,289
Fuji Seal International Inc.	39,300	1,159,873
Fuji Soft Inc.	77,000	1,723,674
Fujikura Ltd.	770,000	3,856,177
Fujimi Inc.	39,300	548,025
Fukuoka REIT Corp.	786	1,429,299
Funai Electric Co. Ltd.	39,300	411,592

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Furukawa Electric Co. Ltd.	1,572,000	$3,363,057
Fuso Pharmaceutical Industries Ltd.	381,000	1,181,884
Futaba Industrial Co. Ltd.	310,400	1,762,762
Fuyo General Lease Co. Ltd.	39,300	1,597,452
Gakken Holdings Co. Ltd.	381,000	1,052,210
Global One Real Estate Investment Corp. Ltd.	770	2,298,731
Glory Ltd.	232,800	7,832,820
GLP J-REIT	4,323	4,825,987
GMO Internet Inc.	157,200	1,733,503
GNI Group Ltd.[b,c]	393,000	1,119,745
GS Yuasa Corp.	786,000	5,105,732
Gulliver International Co. Ltd.	196,500	1,828,662
Gunze Ltd.	393,000	1,077,707
Gurunavi Inc.[c]	78,600	1,488,153
H.I.S. Co. Ltd.	154,800	4,899,830
H2O Retailing Corp.	393,000	3,275,159
Hanwa Co. Ltd.	770,000	3,227,209
Haseko Corp.	589,500	4,752,229
Hazama Ando Corp.	315,200	1,967,797
Heiwa Corp.	78,600	1,866,497
Heiwa Real Estate Co. Ltd.	154,800	2,479,269
Heiwa Real Estate REIT Inc.	1,965	1,643,312
Higo Bank Ltd. (The)	1,159,000	6,255,117
Hitachi Capital Corp.	117,900	3,188,408
Hitachi Zosen Corp.	504,900	2,666,025
Hogy Medical Co. Ltd.	77,000	4,335,392
Hokkaido Electric Power Co. Inc.[b]	275,100	2,402,293
Hokkoku Bank Ltd. (The)	1,159,000	3,933,398
Honeys Co. Ltd.	127,980	1,316,700
HORIBA Ltd.	78,600	2,785,987
Hoshizaki Electric Co. Ltd.	78,600	4,035,669
Hosiden Corp.	310,600	1,881,692
House Foods Group Inc.	232,600	4,227,446
Hulic Reit Inc.[b]	1,179	2,031,592
Hyakugo Bank Ltd. (The)	1,159,000	4,688,520
Hyakujushi Bank Ltd. (The)	1,159,000	4,113,726
IBJ Leasing Co. Ltd.	39,300	1,062,803
Ichigo Group Holdings Co. Ltd.	349,300	1,049,581
Iino Kaiun Kaisha Ltd.	349,300	1,993,865
Inabata & Co. Ltd.	232,600	2,221,162
Industrial & Infrastructure Fund Investment Corp.	381	3,349,288

Security	Shares	Value

Infomart Corp.	39,300	$825,860
Internet Initiative Japan Inc.[c]	78,600	1,740,382
Iriso Electronics Co. Ltd.	38,100	2,371,177
Iseki & Co. Ltd.	770,000	1,969,271
Ishihara Sangyo Kaisha Ltd.[b]	1,179,000	1,135,032
IT Holdings Corp.	193,700	3,582,607
ITO EN Ltd.	117,900	2,888,025
IwaiCosmo Holdings Inc.	115,900	1,184,528
Iwatani Corp.	393,000	3,072,611
Izumi Co. Ltd.	115,900	3,572,743
J Trust Co. Ltd.	157,200	1,996,433
Jaccs Co. Ltd.	393,000	1,956,688
JAFCO Co. Ltd.	78,600	3,099,363
Japan Airport Terminal Co. Ltd.	194,200	6,685,156
Japan Communications Inc.[b,c]	275,100	3,172,739
Japan Digital Laboratory Co. Ltd.	232,600	4,200,303
Japan Excellent Inc.	3,882	5,220,796
Japan Hotel REIT Investment Corp.	5,049	2,798,590
Japan Logistics Fund Inc.	3,493	8,039,997
Japan Rental Housing Investments Inc.	2,751	2,025,096
Japan Securities Finance Co. Ltd.	466,000	2,954,558
Japan Steel Works Ltd. (The)	786,000	3,416,560
Jin Co. Ltd.[c]	39,300	1,182,803
Juki Corp.[b]	770,000	1,797,053
Juroku Bank Ltd. (The)	1,159,000	4,316,595
JVC Kenwood Corp.[b]	660,580	1,515,990
K’s Holdings Corp.	115,960	3,333,279
kabu.com Securities Co. Ltd.	310,400	1,466,956
Kadokawa Corp.[c]	39,400	1,104,587
Kagome Co. Ltd.[c]	232,600	3,910,783
Kagoshima Bank Ltd. (The)	770,000	5,106,627
Kaken Pharmaceutical Co. Ltd.	381,000	8,554,762
Kanematsu Corp.	1,548,000	2,799,903
Kasumi Co. Ltd.	193,700	1,512,531
Kawasaki Kisen Kaisha Ltd.	1,572,000	3,393,631
Kayaba Industry Co. Ltd.	393,000	1,811,465
Keihin Corp.	154,800	2,404,002
Keiyo Bank Ltd. (The)	1,159,000	5,894,462
Kenedix Inc.[b]	543,800	2,427,230
Kenedix Realty Investment Corp.	786	4,295,541

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Kenedix Residential Investment Corp.	770	$1,797,053
Kewpie Corp.	349,300	6,331,455
Kitz Corp.	466,000	2,705,324
Kiyo Bank Ltd. (The)	349,800	4,789,404
Koa Corp.	78,600	870,573
Kobayashi Pharmaceutical Co. Ltd.	115,900	7,246,920
Komeri Co. Ltd.	115,900	2,739,854
Komori Corp.	117,900	1,437,707
Konishi Co. Ltd.	39,300	855,669
Kose Corp.	39,300	1,645,223
Kumagai Gumi Co. Ltd.[b]	393,000	1,085,350
Kyodo Printing Co. Ltd.	430,000	1,597,316
KYORIN Holdings Inc.	193,700	4,008,301
Kyowa Exeo Corp.	117,900	1,645,223
Leopalace21 Corp.[b]	582,700	2,634,857
Lintec Corp.	78,600	1,620,382
Lion Corp.	393,000	2,300,637
Macnica Inc.	38,100	1,263,393
Maeda Kosen Co. Ltd.[c]	78,600	950,828
Maruha Nichiro Corp.	193,800	3,075,622
Marusan Securities Co. Ltd.	232,600	1,793,667
Matsui Securities Co. Ltd.	310,400	2,967,114
Matsumotokiyoshi Co. Ltd.	78,600	2,591,083
Matsuya Co. Ltd.	117,900	1,302,420
MEGMILK SNOW BRAND Co. Ltd.	78,600	1,023,439
Meidensha Corp.	393,000	1,696,815
Meitec Corp.	155,400	5,175,718
Message Co. Ltd.	39,300	1,547,771
Micronics Japan Co. Ltd.[c]	38,300	2,841,727
MID REIT Inc.	1,159	2,708,297
Minebea Co. Ltd.	770,000	9,262,313
Ministop Co. Ltd.	77,000	1,224,243
Misumi Group Inc.	233,800	7,536,802
Mitsubishi Steel Manufacturing Co. Ltd.	1,159,000	2,580,940
Mitsui Engineering & Shipbuilding Co. Ltd.	1,572,000	3,240,764
Mitsui Mining & Smelting Co. Ltd.	1,179,000	3,542,675
Mitsumi Electric Co. Ltd.	196,500	1,478,981
Miura Co. Ltd.	39,300	1,425,478
Mixi Inc.[c]	86,000	5,009,384
Mizuno Corp.[c]	770,000	4,649,876

Security	Shares	Value

Modec Inc.	39,300	$996,688
Monex Group Inc.	446,670	1,459,436
MonotaRO Co. Ltd.	39,400	1,067,806
Mori Hills REIT Investment Corp.	2,358	3,464,713
MORI TRUST Sogo REIT Inc.	2,715	4,659,868
Morinaga Milk Industry Co. Ltd.	393,000	1,421,656
MOS Food Services Inc.	39,300	855,287
Moshi Moshi Hotline Inc.	117,900	1,155,669
Musashino Bank Ltd. (The)	115,900	4,001,021
Nachi-Fujikoshi Corp.	393,000	2,793,631
Nagase & Co. Ltd.	388,200	4,824,424
Nakanishi Inc.	39,300	1,685,350
Namura Shipbuilding Co. Ltd.[c]	78,600	729,936
NanoCarrier Co. Ltd.[b]	39,300	517,834
Nanto Bank Ltd. (The)	770,000	3,204,745
Net One Systems Co. Ltd.	271,500	1,803,224
Next Co. Ltd.[c]	39,300	297,707
Nichi-Iko Pharmaceutical Co. Ltd.	154,800	2,265,513
Nichicon Corp.	193,700	1,527,600
Nichirei Corp.	393,000	1,880,255
Nifco Inc.	193,700	6,441,912
Nihon Kohden Corp.	116,100	5,757,865
Nihon M&A Center Inc.	78,600	2,234,140
Nihon Nohyaku Co. Ltd.	78,600	855,287
Nihon Parkerizing Co. Ltd.	271,500	6,053,868
Nihon Unisys Ltd.	157,200	1,435,414
Nikkiso Co. Ltd.	78,600	942,420
Nippon Accommodations Fund Inc.	786	3,007,643
Nippon Chemi-Con Corp.[b]	393,000	1,035,669
Nippon Coke & Engineering Co. Ltd.	1,088,400	1,238,322
Nippon Denko Co. Ltd.	388,200	1,241,968
Nippon Kayaku Co. Ltd.	381,000	4,883,143
Nippon Konpo Unyu Soko Co. Ltd.	232,600	4,032,925
Nippon Light Metal Holdings Co. Ltd.	1,594,100	2,728,270
Nippon Paper Industries Co. Ltd.[c]	196,500	3,456,688
Nippon Seiki Co. Ltd.	381,000	7,535,897
Nippon Sharyo Ltd.[c]	770,000	2,852,822
Nippon Sheet Glass Co. Ltd.[b]	2,326,000	3,279,720

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Nippon Shinyaku Co. Ltd.	381,000	$10,985,219
Nippon Shokubai Co. Ltd.	381,000	4,942,422
Nippon Steel & Sumikin Bussan Corp.	393,000	1,566,879
Nippon Suisan Kaisha Ltd.[b]	777,200	2,259,764
Nippon Yakin Kogyo Co. Ltd.[b,c]	388,200	1,230,643
Nipro Corp.[c]	196,500	1,696,815
Nishi-Nippon City Bank Ltd. (The)	1,572,000	4,142,675
Nishimatsu Construction Co. Ltd.	394,000	1,888,870
Nishimatsuya Chain Co. Ltd.	310,800	2,493,412
Nishio Rent All Co. Ltd.	77,000	3,309,574
Nissan Chemical Industries Ltd.	235,800	4,370,446
Nissan Shatai Co. Ltd.	117,900	1,926,115
Nissha Printing Co. Ltd.	39,300	577,452
Nisshin OilliO Group Ltd. (The)	770,000	2,605,728
Nisshin Steel Co. Ltd.	196,500	2,698,089
Nisshinbo Holdings Inc.	381,000	3,901,327
Nitto Boseki Co. Ltd.	770,000	3,414,402
Nitto Kogyo Corp.	39,300	828,535
Noevir Holdings Co. Ltd.	39,300	841,529
Nomura Co. Ltd.	117,900	1,100,637
Nomura Real Estate Master Fund Inc.	3,882	4,714,949
Nomura Real Estate Office Fund Inc.	786	3,733,758
Nomura Real Estate Residential Fund Inc.	393	2,094,267
North Pacific Bank Ltd.	699,400	2,883,703
NSD Co. Ltd.	271,500	3,759,576
NTN Corp.	1,159,000	5,646,511
Obara Group Inc.	39,300	1,761,783
OBIC Co. Ltd.	157,200	5,610,191
Ogaki Kyoritsu Bank Ltd. (The)	1,159,000	3,200,817
Okasan Securities Group Inc.	393,000	2,927,389
Oki Electric Industry Co. Ltd.	1,937,000	4,351,116
Okinawa Electric Power Co. Inc. (The)	77,000	2,485,924
Okuma Corp.	384,000	3,581,038
Onoken Co. Ltd.	115,900	1,333,298
Orient Corp.[b,c]	1,127,300	2,795,366
ORIX JREIT Inc.	5,827	8,034,897
OSG Corp.	193,700	3,390,480
Pacific Metals Co. Ltd.[b]	393,000	1,956,688

Security	Shares	Value

Paramount Bed Holdings Co. Ltd.	39,300	$1,184,713
Penta-Ocean Construction Co. Ltd.	582,700	2,141,884
Pigeon Corp.	78,600	4,540,127
Pilot Corp.	39,300	1,757,962
Pioneer Corp.[b]	699,400	1,890,730
Pola Orbis Holdings Inc.	39,300	1,639,490
Premier Investment Corp.	770	3,133,612
Press Kogyo Co. Ltd.	381,000	1,470,871
Prima Meat Packers Ltd.	393,000	1,028,025
Pronexus Inc.	154,800	1,201,249
Proto Corp.	124,700	1,810,445
Raito Kogyo Co. Ltd.	117,900	825,478
Rengo Co. Ltd.	393,000	1,811,465
Resorttrust Inc.	271,500	5,671,046
Ricoh Leasing Co. Ltd.	39,300	1,144,968
Ringer Hut Co. Ltd.[c]	115,900	1,908,093
Riso Kagaku Corp.	39,300	1,159,873
Rohto Pharmaceutical Co. Ltd.	271,500	4,218,962
Round One Corp.	157,200	924,841
Ryobi Ltd.	393,000	1,295,541
Ryohin Keikaku Co. Ltd.	77,000	9,337,191
Ryosan Co. Ltd.	78,600	1,692,994
S Foods Inc.	24,000	379,482
Saizeriya Co. Ltd.	193,700	2,614,437
San-in Godo Bank Ltd. (The)	770,000	5,525,940
Sanix Inc.[b],[c]	78,600	943,949
Sanken Electric Co. Ltd.[b]	381,000	3,134,400
Sankyo Tateyama Inc.	39,300	804,459
Sankyu Inc.	770,000	3,788,788
Sanwa Holdings Corp.	770,000	5,481,013
Sanyo Shokai Ltd.	393,000	905,732
Sanyo Special Steel Co. Ltd.	381,000	1,737,628
Sapporo Holdings Ltd.	786,000	3,416,560
Sato Holdings Corp.	39,300	1,020,000
Sawada Holdings Co. Ltd.	78,600	603,822
Sawai Pharmaceutical Co. Ltd.	78,600	4,478,981
SCSK Corp.	81,280	2,271,588
Seino Holdings Co. Ltd.	770,000	8,401,225
Sekisui House SI Residential Investment Corp.	1,179	1,210,701
Senshu Ikeda Holdings Inc.	582,780	2,986,581
Seria Co. Ltd.	39,300	1,717,834
Shibuya Kogyo Co. Ltd.	39,300	1,135,796

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Shiga Bank Ltd. (The)	770,000	$4,612,437
Shima Seiki Manufacturing Ltd.	115,900	2,242,826
Shimachu Co. Ltd.	193,700	4,520,640
Shinko Electric Industries Co. Ltd.	196,500	1,769,427
Shinko Plantech Co. Ltd.	271,800	2,058,951
Ship Healthcare Holdings Inc.	78,600	2,598,726
SHO-BOND Holdings Co. Ltd.	39,300	1,681,529
Showa Corp.	154,800	1,741,660
Showa Denko K.K.	1,179,000	1,731,210
Sinanen Co. Ltd.	381,000	1,600,545
SKY Perfect JSAT Holdings Inc.	543,800	3,262,747
Skymark Airlines Inc.[b,c]	232,600	472,732
SMS Co. Ltd.[c]	39,300	964,204
Sohgo Security Services Co. Ltd.	78,600	1,806,879
Sojitz Corp.	2,566,600	4,417,642
Sosei Group Corp.[b,c]	39,300	1,681,529
Sotetsu Holdings Inc.	1,159,000	4,632,168
Square Enix Holdings Co. Ltd.	157,200	3,243,822
Star Micronics Co. Ltd.	232,800	3,235,000
Start Today Co. Ltd.	117,900	3,170,064
Sugi Holdings Co. Ltd.	78,600	3,382,166
Sumitomo Bakelite Co. Ltd.	770,000	3,084,942
Sumitomo Forestry Co. Ltd.	388,200	4,620,575
Sumitomo Mitsui Construction Co. Ltd.[b]	1,339,600	1,537,150
Sumitomo Osaka Cement Co. Ltd.	786,000	2,858,599
Sumitomo Warehouse Co. Ltd. (The)	381,000	2,174,814
Sundrug Co. Ltd.	78,600	3,554,140
Tadano Ltd.	381,000	6,713,395
Taikisha Ltd.	39,300	918,344
Taiyo Yuden Co. Ltd.	235,800	2,556,688
Takara Bio Inc.[c]	117,900	1,840,127
Takara Holdings Inc.	393,000	3,649,681
Takata Corp.	78,600	1,580,637
Takiron Co. Ltd.	28,000	160,918
Teikoku Sen-I Co. Ltd.	39,300	798,726
Tekken Corp.[c]	393,000	1,475,159
Temp Holdings Co. Ltd.	78,600	2,514,650
Toagosei Co. Ltd.	1,159,000	4,925,201
TOC Co. Ltd.	349,300	2,499,974
Toda Corp.	770,000	3,339,524

Security	Shares	Value

Toho Holdings Co. Ltd.	154,800	$2,942,909
Toho Zinc Co. Ltd.	770,000	3,683,960
Tohokushinsha Film Corp.	78,000	593,903
Tokai Carbon Co. Ltd.	770,000	2,223,854
Tokai Rika Co. Ltd.	117,900	2,485,605
Tokai Tokyo Financial Holdings Inc.	543,800	3,855,012
Tokuyama Corp.	786,000	2,736,306
Tokyo Broadcasting System Holdings Inc.	78,600	920,255
Tokyo Dome Corp.	393,000	1,872,611
Tokyo Ohka Kogyo Co. Ltd.	78,600	1,899,363
Tokyo Seimitsu Co. Ltd.	154,800	2,769,796
Tokyo Steel Manufacturing Co. Ltd.	271,500	1,658,015
Tokyo Tomin Bank Ltd. (The)[c]	154,800	1,848,538
Tokyotokeiba Co. Ltd.[c]	393,000	1,230,573
Tokyu Construction Co. Ltd.	232,640	1,160,542
TOKYU REIT Inc.	3,493	4,758,782
TOMONY Holdings Inc.	310,400	1,285,850
Tomy Co. Ltd.	349,300	1,824,030
Top REIT Inc.	393	1,736,943
Topcon Corp.	232,600	5,385,526
Topre Corp.	117,900	1,684,204
Toshiba Machine Co. Ltd.	381,000	1,715,398
Toshiba Plant Systems & Services Corp.	39,300	629,809
Tosoh Corp.	1,179,000	5,239,490
Totetsu Kogyo Co. Ltd.	39,300	972,994
Toyo Construction Co. Ltd.[c]	310,400	1,297,924
Toyo Corp.	78,600	881,274
Toyo Ink SC Holdings Co. Ltd.	393,000	1,880,255
Toyo Kanetsu K.K.	393,000	985,987
Toyo Tire & Rubber Co. Ltd.	196,500	3,611,465
Toyobo Co. Ltd.	1,572,000	2,568,153
TPR Co. Ltd.	115,900	2,747,743
TS Tech Co. Ltd.	154,800	4,446,727
TSI Holdings Co. Ltd.	235,800	1,747,261
Tsubakimoto Chain Co.	381,000	3,293,713
Tsukuba Bank Ltd. (The)	388,200	1,336,343
Tsumura & Co.	117,900	2,858,217
Tsuruha Holdings Inc.	39,300	2,270,064
UACJ Corp.	399,944	1,594,564
Ube Industries Ltd.	786,000	1,368,153
ULVAC Inc.[b]	115,900	2,331,863

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Unipres Corp.	78,600	$1,716,688
United Arrows Ltd.	39,300	1,551,592
Universal Entertainment Corp.	39,300	687,898
UNY Co. Ltd.	471,600	2,824,968
USEN Corp.[b]	351,140	1,406,814
Ushio Inc.	235,800	2,852,484
Valor Co. Ltd.	115,900	1,905,838
ValueCommerce Co. Ltd.[c]	78,600	655,032
VT Holdings Co. Ltd.	232,600	1,257,603
Wacoal Holdings Corp.	381,000	4,056,936
Wacom Co. Ltd.[c]	353,700	1,647,516
Xebio Co. Ltd.	115,900	2,098,564
Yahagi Construction Co. Ltd.	78,600	605,350
YAMABIKO Corp.	38,100	1,515,330
Yodogawa Steel Works Ltd.	770,000	3,474,303
Yokogawa Bridge Holdings Corp.	39,300	598,089
Yokohama Reito Co. Ltd.	157,200	1,332,994
Yondoshi Holdings Inc.	39,300	864,459
Yoshinoya Holdings Co. Ltd.[c]	271,500	3,698,852
Yumeshin Holdings Co. Ltd.[c]	78,600	755,924
Zenkoku Hosho Co. Ltd.	117,900	3,027,898
Zensho Holdings Co. Ltd.[c]	235,800	2,373,248
Zeon Corp.	393,000	3,924,841
ZERIA Pharmaceutical Co. Ltd.	39,300	976,433

		1,140,092,638
NETHERLANDS — 1.52%
Aalberts Industries NV	266,790	8,144,159
Arcadis NV	152,059	4,752,708
ASM International NV	95,065	3,616,847
BinckBank NV	189,395	2,141,826
Corbion NV	175,241	3,340,061
Eurocommercial Properties NV	54,740	2,734,129
Koninklijke BAM Groep NVc	558,562	1,520,870
Koninklijke Wessanen NV	473,309	2,754,801
Nieuwe Steen Investments NV	156,727	917,441
Nutreco NV	180,456	7,708,297
PostNL NVb	885,172	4,428,323
SBM Offshore NVb	413,576	5,564,083
SNS REAAL NVa,b,c	291,555	4
TKH Group NV	56,567	1,778,637
TomTom NVb,c	147,010	1,070,438
USG People NV	136,507	1,888,564
VastNed Retail NV	78,165	3,980,497

Security	Shares	Value

Wereldhave NV	57,556	$5,121,931

		61,463,616
NEW ZEALAND — 1.08%
Air New Zealand Ltd.	710,551	1,194,099
Argosy Property Ltd.	1,007,294	859,216
Chorus Ltd.	860,673	1,278,369
Fisher & Paykel Healthcare Corp. Ltd.	1,624,501	6,549,279
Freightways Ltd.	1,431,597	5,978,136
Goodman Property Trust	1,266,312	1,160,765
Infratil Ltd.	859,506	1,816,470
Kathmandu Holdings Ltd.	362,857	1,025,557
Kiwi Income Property Trust	5,703,650	5,688,144
Meridian Energy Ltd.	1,798,344	1,900,299
Mighty River Power Ltd.	819,836	1,649,131
Nuplex Industries Ltd.	360,912	909,783
Precinct Properties New Zealand Ltd.	1,016,622	957,772
Sky Network Television Ltd.	784,445	4,494,135
SKYCITY Entertainment Group Ltd.	1,249,585	3,987,801
Synlait Milk Ltd.[b]	396,692	1,164,956
Trade Me Group Ltd.	679,869	2,008,095
Z Energy Ltd.	297,132	965,891

		43,587,898
NORWAY — 2.12%
Aker ASA Class A	31,691	1,212,682
American Shipping ASA	86,334	640,166
Archer Ltd.[b,c]	525,808	820,681
Atea ASA	87,501	1,031,581
Austevoll Seafood ASA	206,659	1,394,560
Bakkafrost P/F	56,000	1,093,672
Borregaard ASA	173,843	1,170,353
BW LPG Ltd.[d]	138,841	1,796,674
BW Offshore Ltd.	718,712	952,874
Cermaq ASA	153,615	1,939,075
Deep Sea Supply PLC[b]	165,385	256,557
Det norske oljeselskap ASA[b,c]	137,452	1,516,805
DNO ASA[b]	1,299,369	4,369,707
Electromagnetic GeoServices ASb	343,796	305,691
Fred Olsen Energy ASA	95,281	2,161,884
Golden Ocean Group Ltd.[c]	509,646	781,699
Hexagon Composites ASA	124,059	722,917
Hoegh LNG Holdings Ltd.[b]	79,332	998,255

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Kongsberg Automotive Holding ASA[b]	673,985	$727,701
Kvaerner ASA	411,855	719,335
Leroey Seafood Group ASA	35,629	1,287,001
Marine Harvest ASA	641,706	8,742,130
Nordic Semiconductor ASA[b,c]	181,234	978,391
Norwegian Air Shuttle ASb,c	54,923	1,665,641
Norwegian Property ASA[b]	1,327,874	1,929,176
Odfjell Drilling Ltd.	130,283	668,166
Opera Software ASA	205,344	2,409,464
Petroleum Geo-Services ASA	400,690	3,422,825
Polarcus Ltd.[b]	1,227,420	639,236
Prosafe SE	525,419	3,911,829
REC Silicon ASA[b,c]	3,898,107	2,172,475
REC Solar ASA[b,c]	63,040	841,294
Salmar ASA	71,171	1,389,959
Schibsted ASA	149,344	7,232,385
Sevan Drilling ASb,c	504,524	240,324
SpareBank 1 Nord-Norge	160,228	880,255
SpareBank 1 SMN	484,201	4,113,139
Stolt-Nielsen Ltd.[c]	111,230	2,525,526
Storebrand ASA[b]	945,840	5,259,297
TGS-NOPEC Geophysical Co. ASA	225,564	6,410,866
Tomra Systems ASA	450,747	3,739,496
Wilh Wilhelmsen ASA	79,721	655,054

		85,726,798
PORTUGAL — 0.57%
Banco BPI SAb,c	366,747	739,496
BANIF – Banco Internacional do Funchal SAb,c	80,085,760	964,393
CTT-Correios Portugal SA	137,674	1,464,453
Mota-Engil SGPS SA	348,464	2,178,296
NOS SGPS	214,291	1,279,351
Portucel SA	1,287,699	5,909,690
Portugal Telecom SGPS SA Registered[c]	611,508	1,319,753
Redes Energeticas Nacionais SA	651,820	2,295,460
Semapa – Sociedade de Investimento e Gestao SGPS SA	288,963	4,241,360
Sonae SGPS SA	1,662,226	2,499,842

		22,892,094

Security	Shares	Value

SINGAPORE — 2.55%
ARA Asset Management Ltd.	800,600	$1,103,524
Ascendas India Trust[c]	2,715,000	1,827,624
Asian Pay Television Trust	3,144,000	2,141,604
Biosensors International Group Ltd.[c]	2,751,000	1,873,903
Boustead Singapore Ltd.	1,159,000	1,708,987
Cambridge Industrial Trust[c]	3,882,000	2,224,330
CapitaRetail China Trust	1,219,380	1,666,100
CDL Hospitality Trusts	2,326,000	3,262,011
COSCO Corp. (Singapore) Ltd.[c]	1,965,000	1,125,917
Ezion Holdings Ltd.[c]	1,965,400	3,386,312
Ezra Holdings Ltd.[c]	1,965,000	1,850,282
First REIT	1,937,000	1,893,769
First Resources Ltd.	786,000	1,423,536
Frasers Centrepoint Trust	1,179,000	1,832,961
Frasers Commercial Trust	1,937,000	2,180,939
GMG Global Ltd.	10,884,000	723,943
Hong Leong Asia Ltd.	770,000	981,128
Hyflux Ltd.[c]	1,179,500	1,120,093
Indofood Agri Resources Ltd.	970,000	754,017
Keppel Infrastructure Trust	1,179,000	977,894
Keppel REIT Management Ltd.	1,179,000	1,199,928
KrisEnergy Ltd.[b,c]	1,179,000	727,515
Lippo Malls Indonesia Retail Trust	4,072,000	1,354,233
M1 Ltd.[c]	786,000	2,362,063
Mapletree Commercial Trust	1,179,000	1,322,755
Mapletree Greater China Commercial Trust[c]	3,930,000	2,897,464
Mapletree Industrial Trust	3,493,960	3,933,977
Mapletree Logistics Trust	3,882,000	3,655,367
Midas Holdings Ltd.[c]	3,104,000	1,082,053
Neptune Orient Lines Ltd.[b,c]	1,179,000	897,584
OSIM International Ltd.[c]	770,000	1,770,966
OUE Hospitality Trust	61,833	44,844
OUE Ltd.[c]	393,000	771,607
Perennial China Retail Trust[c]	3,493,000	1,525,572
Raffles Education Corp. Ltd.[b,c]	4,271,397	1,317,857
Raffles Medical Group Ltd.	393,000	1,231,422
Rex International Holding Ltd.[b,c]	770,000	376,407
Rowsley Ltd.[b,c]	3,104,000	572,120
SATS Ltd.	786,000	1,895,949
Singapore Post Ltd.	3,144,000	4,434,379
SMRT Corp. Ltd.[c]	3,104,000	3,930,216

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Soilbuild Business Space REIT	3,493,000	$2,267,364
Stamford Land Corp. Ltd.	2,326,000	1,202,284
Suntec REIT	7,383,000	10,590,672
Super Group Ltd.[c]	786,000	929,078
Swiber Holdings Ltd.[c]	2,715,000	1,142,265
Tat Hong Holdings Ltd.	786,000	554,297
Tiger Airways Holdings Ltd.[b,c]	2,715,000	924,690
United Engineers Ltd.	786,000	1,511,720
Vard Holdings Ltd.[b]	1,179,000	1,025,135
Venture Corp. Ltd.	770,000	5,004,368
Wing Tai Holdings Ltd.	2,130,900	3,372,623
Yanlord Land Group Ltd.	1,572,000	1,524,318
Ying Li International Real Estate Ltd.[b,c]	3,493,000	727,796
Yoma Strategic Holdings Ltd.[c]	1,572,000	869,239

		103,009,001
SPAIN — 2.64%
Abengoa SAc	308,794	1,789,837
Abengoa SA Class Bc	649,097	3,458,335
Acciona SA	51,332	4,229,452
Acerinox SAc	158,000	2,627,752
Almirall SAb	145,843	2,230,427
Atresmedia Corporacion de Medios de Comunicacion SA	112,008	1,647,035
Bankinter SA	1,388,815	12,032,071
Bolsas y Mercados Espanoles	88,326	4,016,945
Carbures Europe SAb,c	26,833	800,627
Construcciones y Auxiliar de Ferrocarriles SA	6,605	2,748,460
Deoleo SAb	1,515,216	821,081
Ebro Foods SA	224,016	4,579,927
FAES FARMA SA	760,568	2,116,692
Fomento de Construcciones y Contratas SAb,c	119,391	2,595,859
Gamesa Corporacion Tecnologica SAb	496,252	6,242,126
Grupo Catalana Occidente SA	90,224	3,168,893
Indra Sistemas SA	178,511	2,764,663
Inmobiliaria Colonial SAb	4,246,579	3,255,742
Jazztel PLC[b]	578,315	7,792,021
Let’s GOWEX SAa,b	52,110	1
Liberbank SAb,c	1,929,534	1,652,299
Mediaset Espana Comunicacion SAb,c	332,523	3,884,116
NH Hotel Group SAb,c	368,692	2,000,372

Security	Shares	Value

Obrascon Huarte Lain SA	101,116	$3,822,710
Papeles y Cartones de Europa SA	345,820	1,982,701
Promotora de Informaciones SAb,c	1,240,249	567,533
Prosegur Compania de Seguridad SA	350,798	2,375,001
Sacyr SAb,c	630,822	3,578,730
Tecnicas Reunidas SA	66,114	3,723,305
Tubacex SA	684,536	3,572,047
Tubos Reunidos SA	611,761	2,169,121
Viscofan SA	117,057	6,560,908
Zeltia SAb,c	556,928	2,142,363

		106,949,152
SWEDEN — 4.11%
AAK AB	39,411	2,245,062
Active Biotech ABb,c	100,338	437,329
AF AB	98,262	1,646,960
Arcam ABb,c	30,723	845,267
Avanza Bank Holding AB	30,334	1,071,756
Axfood AB	21,422	1,090,650
Axis Communications ABc	73,294	2,304,119
B & B Tools AB Class B	55,222	1,287,403
Betsson AB	51,078	1,775,095
Billerud AB	268,346	3,971,208
BioGaia AB Class B	31,162	825,758
Castellum AB	516,480	8,675,371
CDON Group ABb,c	169,564	621,199
Clas Ohlson AB Class B	39,300	746,910
Cloetta ABb,c	278,849	835,826
Concentric AB	98,782	1,305,231
Eniro ABb,c	165,674	532,099
Fabege AB	508,700	6,968,342
Fastighets AB Balder Class Bb	90,613	1,151,368
Fingerprint Cards ABb,c	112,778	803,463
Gunnebo AB	111,645	661,210
Hakon Invest ABc	181,623	5,657,021
Haldex AB	52,888	696,907
Hexpol AB	79,726	6,701,604
HIQ International AB	133,558	717,498
Holmen AB Class B	115,890	3,906,659
Hufvudstaden AB Class A	91,953	1,261,600
Industrial & Financial Systems Class B	29,688	971,552
Indutrade AB	33,835	1,509,015

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Intrum Justitia AB	265,623	$8,134,908
JM AB	222,992	7,065,016
Kungsleden AB	364,024	2,556,515
Lindab International ABb	171,509	1,621,723
Loomis AB Class B	270,043	8,035,656
Lundbergforetagen AB	39,549	1,773,590
Meda AB Class A	519,203	8,367,754
Medivir ABb	52,888	922,828
Mekonomen AB	34,224	787,961
Modern Times Group MTG AB Class B	100,338	3,917,075
NCC AB Class B	232,566	7,280,790
Net Entertainment NE AB	56,778	1,422,338
Nibe Industrier AB Class B	245,792	6,591,516
Nobia AB	417,301	3,187,487
Nolato AB	33,835	827,998
Nordnet AB	119,391	477,153
Opus Group ABc	330,578	653,406
Orexo ABb,c	29,167	591,284
Oriflame Cosmetics SA SDR[c]	102,840	2,227,769
Peab AB	534,366	3,769,838
Proffice AB Class B	183,957	676,592
Ratos AB Class B	326,688	2,670,384
Rezidor Hotel Group ABb	125,615	700,291
Saab AB Class B	112,971	3,083,578
SAS ABb,c	503,254	921,837
SSAB AB Class Ab,c	375,450	3,639,815
SSAB AB Class Bb,c	221,463	1,948,157
Swedish Orphan Biovitrum ABb	269,124	3,234,500
Trelleborg AB Class B	629,655	12,080,784
Unibet Group PLC SDR	39,395	1,919,565
Vostok Nafta Investment Ltd.[b]	173,065	1,265,544
Wallenstam AB Class B	75,442	1,249,729
Wihlborgs Fastigheter AB	82,055	1,526,809

		166,353,672
SWITZERLAND — 4.32%
AFG Arbonia-Forster Holding AG Registered[b]	41,020	1,109,746
Allreal Holding AG Registered[b]	22,742	3,113,801
Ascom Holding AG Registered	126,175	1,852,454
Autoneum Holding AGb	11,662	2,000,739
Banque Cantonale Vaudoise Registered	6,216	3,315,473
Basilea Pharmaceutica AG Registered[b]	20,220	2,195,892

Security	Shares	Value

BKW AG	15,552	$551,580
Bossard Holding AG	10,884	1,269,980
Bucher Industries AG Registered	21,387	6,450,440
Burckhardt Compression Holding AG	10,884	5,685,582
Cembra Money Bank AG	24,110	1,378,775
Clariant AG Registered[b]	501,414	9,363,257
Cosmo Pharmaceuticals SpA	6,216	1,261,931
Dufry AG Registered[b,c]	59,343	10,187,443
EFG International AG	91,002	1,085,859
Evolva Holding SAb,c	416,523	595,491
Flughafen Zurich AG Registered	10,884	6,786,790
Forbo Holding AG Registered[b]	3,882	3,793,200
Galenica Holding AG Registered	9,039	8,151,303
GAM Holding AG	382,299	6,937,131
Gategroup Holding AGb	76,609	1,941,975
Georg Fischer AG Registered[b]	10,495	6,953,962
Helvetia Holding AG Registered	12,440	6,074,299
Huber & Suhner AG Registered	23,907	1,183,124
Implenia AG Registered	20,998	1,236,603
Inficon Holding AG Registered[b]	3,104	995,922
Intershop Holdings AG Bearer	1,548	600,950
Kaba Holding AG Class B Registered	11,273	5,454,877
Komax Holding AG Registered[b]	10,495	1,615,858
Kudelski SA Bearer	107,897	1,839,221
Kuoni Reisen Holding AG Class B Registered[b]	9,717	3,291,363
Leonteq AG	6,216	1,243,473
Logitech International SA Registered	340,684	5,020,527
Meyer Burger Technology AGb,c	173,978	2,056,817
Micronas Semiconductor Holding AG Registered[b]	77,776	638,083
Mobilezone Holding AG Bearer[b]	204,955	2,287,796
Mobimo Holding AG Registered[b]	12,829	2,611,512
Nobel Biocare Holding AG Registered[b]	241,124	4,242,807
OC Oerlikon Corp. AG Registered[b]	223,865	3,028,197
Orascom Development Holding AGb,c	45,688	962,196

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Panalpina Welttransport Holding AG Registered	30,334	$4,136,606
PSP Swiss Property AG Registered[b]	104,617	9,267,458
Rieter Holding AG Registered[b]	10,495	2,437,638
Schmolz + Bickenbach AG Registered[b]	975,007	1,479,720
Schweiter Technologies AG Bearer	799	559,731
Schweizerische National-Versicherungs-Gesellschaft AG Registered	18,551	1,651,494
Straumann Holding AG Registered	16,375	3,869,996
Swisslog Holding AG Registered[b]	1,029,070	1,278,840
Swissquote Group Holding SA Registered	23,721	782,613
Tecan AG Registered	30,723	3,493,631
Temenos Group AG Registered[b]	135,729	4,866,123
U-Blox AGb	18,664	2,426,135
Valiant Holding AG Registered	31,890	3,030,129
Valora Holding AG Registered	12,051	2,916,997
Vetropack Holding AG Bearer	393	685,038
Von Roll Holding AG Bearer[b,c]	252,543	472,147
Zehnder Group AG Bearer	22,421	888,900

		174,609,625
UNITED KINGDOM — 22.09%
Abcam PLC	304,904	2,046,208
Advanced Computer Software Group PLC	682,932	1,377,827
Advanced Medical Solutions Group PLC	596,209	1,114,787
Afren PLC[b]	1,997,472	3,709,564
African Barrick Gold PLC	206,511	913,469
African Minerals Ltd.[b,c]	514,535	605,911
Al Noor Hospitals Group PLC	56,389	968,199
Alent PLC	658,102	3,716,540
Amerisur Resources PLC[b]	1,628,391	1,697,638
Amlin PLC	1,236,748	9,525,460
Anglo Pacific Group PLC	220,126	699,610
Anite PLC	619,541	938,759
AO World PLC[b,c]	227,509	752,842
Arrow Global Group PLC[b]	274,959	1,123,396

Security	Shares	Value

Ashmore Group PLC[c]	542,146	$3,247,501
Ashtead Group PLC	1,040,740	15,699,516
Asia Resource Minerals PLC[b]	225,953	268,941
Avanti Communications Group PLC[b,c]	193,285	620,014
AVEVA Group PLC	165,285	5,592,173
Balfour Beatty PLC	1,201,746	4,826,770
Bank of Georgia Holdings PLC	47,831	1,966,337
Barratt Developments PLC	2,020,034	11,909,194
BBA Aviation PLC	1,099,852	5,921,589
Beazley PLC	678,264	2,798,655
Bellway PLC	276,515	7,053,954
Berendsen PLC	537,478	9,500,727
Berkeley Group Holdings PLC (The)	214,439	8,873,533
Betfair Group PLC	128,639	2,267,371
Big Yellow Group PLC	178,900	1,514,714
Blinkx PLC[b,c]	835,411	486,596
Bodycote PLC	521,926	6,115,301
Booker Group PLC	2,775,304	5,861,616
Bovis Homes Group PLC	352,354	4,547,850
Brewin Dolphin Holdings PLC	456,193	2,306,720
Britvic PLC	556,928	6,595,932
BTG PLC[b]	776,665	7,946,133
Bwin.Party Digital Entertainment PLC[b]	1,332,037	1,932,910
Cable & Wireless Communications PLC	5,504,773	4,368,041
Cairn Energy PLC[b]	1,194,893	3,558,583
Cape PLC	244,384	1,171,765
Capital & Counties Properties PLC	1,272,536	6,894,285
Carillion PLC	941,950	5,316,352
Catlin Group Ltd.	927,179	7,897,220
Centamin PLC[b]	1,993,193	2,427,924
Chemring Group PLC	557,317	1,907,711
Chesnara PLC	145,843	763,303
Chime Communications PLC	171,672	944,858
Cineworld Group PLC	351,965	1,915,178
Clarkson PLC	7,383	273,850
Clinigen Healthcare Ltd.[b]	81,666	509,799
Close Brothers Group PLC	358,189	7,686,122
COLT Group SAb,c	1,106,076	2,707,712
Computacenter PLC	187,106	1,925,355
Costain Group PLC	128,727	571,577

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Crest Nicholson Holdings PLC	295,187	$1,752,248
CSR PLC	397,470	3,546,491
Daily Mail & General Trust PLC Class A NVS	639,761	9,056,707
Dairy Crest Group PLC	520,759	3,689,990
Dart Group PLC	259,018	913,957
DCC PLC	215,853	12,339,413
De La Rue PLC	285,984	3,524,634
Debenhams PLC	2,911,819	3,247,033
Derwent London PLC	180,993	8,177,063
Devro PLC	607,093	2,613,635
Dialight PLC	63,002	982,824
Dignity PLC	79,611	1,856,163
Diploma PLC	194,585	2,102,514
Dixons Retail PLC[b]	7,949,583	6,938,800
Domino Printing Sciences PLC	160,617	1,669,049
Domino’s Pizza Group PLC	273,792	2,528,469
Drax Group PLC	805,900	9,517,400
DS Smith PLC	1,962,470	8,687,307
Dunelm Group PLC	145,843	2,047,375
DX Group PLC[b]	350,798	679,609
Electrocomponents PLC	1,197,475	4,811,637
Elementis PLC	912,013	4,157,328
EnQuest PLC[b,c]	1,164,021	2,658,937
Enterprise Inns PLC[b]	1,226,778	2,593,103
Entertainment One Ltd.	220,904	1,273,258
Essentra PLC	557,317	7,245,068
esure Group PLC	441,808	1,928,908
Evraz PLC[c]	715,211	1,159,794
Faroe Petroleum PLC[b]	315,407	604,389
Fenner PLC	312,684	1,800,153
Ferrexpo PLC	387,858	881,388
Fidessa Group PLC	65,514	2,306,161
FirstGroup PLC[b]	2,699,465	5,765,244
Flybe Group PLC[b,c]	404,861	755,297
Foxtons Group PLC	354,299	1,609,656
Galliford Try PLC	87,501	1,883,531
Gem Diamonds Ltd.[b]	286,762	941,653
Genus PLC	119,002	2,103,538
Globo PLC[b,c]	303,396	247,148
Go-Ahead Group PLC (The)	107,340	3,995,946
Grafton Group PLC Units	581,427	5,659,056
Grainger PLC	682,222	2,477,511
Great Portland Estates PLC	596,078	6,430,628
Greencore Group PLC	1,289,356	5,753,333

Security	Shares	Value

Greene King PLC	552,649	$7,706,885
Greggs PLC	260,323	2,300,799
Gulf Keystone Petroleum Ltd.[b,c]	1,780,847	2,420,315
Halfords Group PLC	472,142	3,826,162
Halma PLC	932,233	8,860,992
Hansteen Holdings PLC	687,211	1,226,350
Hays PLC	3,180,173	6,550,283
Henderson Group PLC	2,203,213	9,064,868
Highland Gold Mining Ltd.	403,305	478,332
Hikma Pharmaceuticals PLC	256,646	7,794,982
Hiscox Ltd.	764,606	8,707,012
Hochschild Mining PLC[b]	418,468	1,151,594
Home Retail Group PLC	1,556,442	4,372,560
Homeserve PLC	648,708	3,280,164
Howden Joinery Group PLC	1,368,595	7,835,238
Hunting PLC	312,684	4,592,767
IG Group Holdings PLC	855,227	8,807,663
Imagination Technologies Group PLC[b,c]	442,197	1,329,625
Inchcape PLC	1,015,844	11,027,764
Infinis Energy PLC	228,287	896,094
Informa PLC	1,462,320	12,045,441
Innovation Group PLC	1,811,613	948,149
Intermediate Capital Group PLC	998,347	6,790,914
International Personal Finance PLC	595,042	5,550,465
Interserve PLC	506,366	5,441,422
ITE Group PLC	460,861	1,561,589
Jardine Lloyd Thompson Group PLC	292,208	5,066,546
JD Wetherspoon PLC	327,466	4,110,519
John Menzies PLC	70,004	791,858
John Wood Group PLC	734,315	9,298,077
Jupiter Fund Management PLC	537,089	3,471,104
Just Retirement Group PLC[b]	266,401	622,924
Kazakhmys PLC[b,c]	516,091	2,830,035
Kcom Group PLC	861,054	1,460,986
Keller Group PLC	121,725	1,785,867
Kentz Corp. Ltd.	152,059	2,382,372
Kier Group PLC	78,165	2,306,764
Ladbrokes PLC	2,138,799	4,766,432
Laird PLC	585,779	2,859,113
Lancashire Holdings Ltd.	288,880	2,987,260
LondonMetric Property PLC	1,094,017	2,604,310
Lonmin PLC[b]	960,622	3,700,988

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Majestic Wine PLC[c]	145,454	$968,159
Man Group PLC	3,795,435	7,625,318
Marston’s PLC	2,101,700	5,095,357
Mears Group PLC	180,067	1,413,633
Michael Page International PLC	697,714	5,035,737
Micro Focus International PLC	376,464	5,402,464
Millennium & Copthorne Hotels PLC	162,710	1,611,134
Mitchells & Butlers PLC[b]	599,702	3,785,650
Mitie Group PLC	500,531	2,577,391
Mondi PLC	810,889	14,278,914
Moneysupermarket.com Group PLC	746,758	2,341,215
Monitise PLC[b,c]	2,963,151	2,301,236
Morgan Advanced Materials PLC	780,944	4,139,987
Morgan Sindall Group PLC	74,064	999,712
Mothercare PLC[b,c]	188,617	765,057
N Brown Group PLC	220,515	1,607,199
National Express Group PLC	968,977	4,282,847
Northgate PLC	203,788	1,696,192
Ocado Group PLC[b,c]	954,398	5,417,223
Ophir Energy PLC[b,c]	1,017,011	3,700,176
Optimal Payments PLC[b]	282,350	2,159,412
Oxford Instruments PLC	104,782	2,228,983
Pace PLC	666,991	3,602,332
Pan African Resources PLC	3,854,166	976,048
Paragon Group of Companies PLC (The)	855,616	4,979,316
Partnership Assurance Group PLC	279,238	591,654
Pennon Group PLC	831,498	11,441,113
Petra Diamonds Ltd.[b]	720,268	2,429,624
Phoenix Group Holdings	302,570	3,575,801
Playtech Ltd.	416,639	4,322,463
Premier Farnell PLC	1,045,019	3,189,863
Premier Foods PLC[b]	1,832,890	1,299,676
Premier Oil PLC	1,141,856	6,203,644
Primary Health Properties PLC	306,071	1,759,498
Provident Financial PLC	356,633	12,806,737
QinetiQ Group PLC	1,611,339	5,625,834
Quindell PLC[c]	756,775	2,619,209
Quintain Estates and Development PLC[b]	956,732	1,421,420
Redefine International PLC	1,049,679	912,669

Security	Shares	Value

Redrow PLC	699,270	$2,886,511
Regus PLC	1,517,550	4,455,455
Renishaw PLC	64,558	2,015,285
Rentokil Initial PLC	4,193,683	8,390,028
Restaurant Group PLC (The)	656,099	6,823,380
Rightmove PLC	188,228	7,229,614
Rotork PLC	146,756	6,860,698
RPC Group PLC	234,122	2,310,342
RPS Group PLC	356,633	1,538,374
Safestore Holdings PLC	221,293	769,634
Salamander Energy PLC[b]	549,148	1,045,335
Savills PLC	189,395	1,896,150
SDL PLC[b]	350,798	1,883,362
Senior PLC	659,211	2,935,950
Serco Group PLC	836,944	5,110,865
Shaftesbury PLC	785,223	8,968,303
Shanks Group PLC	701,993	1,277,025
SIG PLC	1,494,688	4,224,307
SOCO International PLC[b]	521,818	3,788,236
Spectris PLC	268,346	8,644,163
Speedy Hire PLC	1,101,019	980,543
Spirax-Sarco Engineering PLC	96,485	4,437,275
Spirent Communications PLC	1,470,964	2,555,447
Spirit Pub Co. PLC	1,313,365	1,618,668
St James’s Place PLC	916,778	11,244,736
St. Modwen Properties PLC	344,185	2,154,091
Stagecoach Group PLC	930,288	5,586,641
Stobart Group Ltd.	430,527	915,842
Stock Spirits Group PLC[b]	274,959	1,396,121
SuperGroup PLC[b]	67,081	1,154,046
SVG Capital PLC[b]	281,961	1,989,825
Synergy Health PLC	117,835	2,707,584
Synthomer PLC	452,303	1,626,517
TalkTalk Telecom Group PLC	964,901	5,123,336
Taylor Wimpey PLC	6,943,329	13,047,052
Telecity Group PLC	401,360	5,387,046
Telecom plus PLC	110,647	2,596,593
Thomas Cook Group PLC[b]	3,042,491	6,287,242
Trinity Mirror PLC[b]	574,425	1,920,207
TT electronics PLC	306,207	956,393
Tullett Prebon PLC	616,818	2,581,565
UBM PLC	403,802	4,223,371
UDG Healthcare PLC	673,215	4,039,435
Ultra Electronics Holdings PLC	215,847	6,464,711
UNITE Group PLC (The)	542,783	3,726,002

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Vectura Group PLC[b]	1,192,029	$2,837,628
Vedanta Resources PLC	102,440	1,817,698
Vesuvius PLC	644,040	5,059,357
Victrex PLC	144,450	3,911,753
W.S. Atkins PLC	239,568	5,387,441
WH Smith PLC	311,517	5,953,572
Workspace Group PLC	161,395	1,668,959
Xaar PLC	147,399	1,367,451
Xchanging PLC	447,643	1,332,019
Xcite Energy Ltd.[b,c]	621,875	700,816

		893,410,719

TOTAL COMMON STOCKS (Cost: $3,471,318,320)		4,024,226,832

PREFERRED STOCKS — 0.25%

AUSTRALIA — 0.07%
Gunns Ltd.[a,b]	4,914	—
Multiplex SITES Trust	33,835	2,815,347

		2,815,347
GERMANY — 0.12%
Biotest AG	14,774	1,567,572
Draegerwerk AG & Co. KGaA[c]	10,924	986,455
Sartorius AG	17,901	2,141,029

		4,695,056
ITALY — 0.06%
Unipol Gruppo Finanziario SpA	461,639	2,347,158

		2,347,158

TOTAL PREFERRED STOCKS (Cost: $8,847,325)		9,857,561

RIGHTS — 0.00%

GERMANY — 0.00%
PATRIZIA Immobilien AGb	8,721	97,400

		97,400
PORTUGAL — 0.00%
Mota-Engil SGPS SAa,b	374,818	5

		5
SWITZERLAND — 0.00%
Leonteq AGb	6,216	53,389

		53,389

TOTAL RIGHTS (Cost: $64,826)		150,794

Security	Shares	Value

WARRANTS — 0.00%

SINGAPORE — 0.00%
TIH Ltd. (Expires 05/17/19)[b]	2,340,000	$18,752

		18,752

TOTAL WARRANTS (Cost: $0)		18,752

SHORT-TERM INVESTMENTS — 5.88%

MONEY MARKET FUNDS — 5.88%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[e,f,g]	222,735,019	222,735,019
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[e,f,g]	13,892,893	13,892,893
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	1,034,857	1,034,857

		237,662,769

TOTAL SHORT-TERM INVESTMENTS
(Cost: $237,662,769)		237,662,769

TOTAL INVESTMENTS IN SECURITIES — 105.65%
(Cost: $3,717,893,240)		4,271,916,708
Other Assets, Less Liabilities — (5.65)%		(228,301,214)

NET ASSETS — 100.00%		$4,043,615,494

NVS — Non-Voting Shares

SDR — Swedish Depositary Receipts

[a]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2014

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF	iShares MSCI EAFE Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,245,117,412	$2,421,749,896	$3,480,230,471
Affiliated (Note 2)	17,572,715	13,596,711	237,662,769

Total cost of investments	$1,262,690,127	$2,435,346,607	$3,717,893,240

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,691,320,698	$2,745,650,362	$4,034,253,939
Affiliated (Note 2)	17,572,715	13,596,711	237,662,769

Total fair value of investments	1,708,893,413	2,759,247,073	4,271,916,708
Foreign currency, at value[b]	1,490,177	1,879,478	5,835,920
Receivables:
Investment securities sold	—	—	1,293,283
Due from custodian (Note 4)	—	—	11,420
Dividends and interest	3,517,744	7,364,694	6,442,821

Total Assets	1,713,901,334	2,768,491,245	4,285,500,152

LIABILITIES
Payables:
Investment securities purchased	—	—	3,861,394
Collateral for securities on loan (Note 1)	17,043,022	12,019,967	236,627,912
Investment advisory fees (Note 2)	587,779	944,956	1,395,352

Total Liabilities	17,630,801	12,964,923	241,884,658

NET ASSETS	$1,696,270,533	$2,755,526,322	$4,043,615,494

Net assets consist of:
Paid-in capital	$1,723,582,012	$2,729,917,611	$3,559,235,922
Distributions in excess of net investment income	(2,002,906)	(825,333)	(23,114,970)
Accumulated net realized loss	(471,492,850)	(297,405,380)	(46,466,471)
Net unrealized appreciation	446,184,277	323,839,424	553,961,013

NET ASSETS	$1,696,270,533	$2,755,526,322	$4,043,615,494

Shares outstanding[c]	24,000,000	48,000,000	78,600,000

Net asset value per share	$70.68	$57.41	$51.45

[a]	Securities on loan with values of $15,881,214, $11,353,686 and $220,724,063, respectively. See Note 1.
[b]	Cost of foreign currency: $1,500,965, $1,898,488 and $5,853,351, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2014

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF	iShares MSCI EAFE Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$42,108,792	$125,176,001	$82,305,014
Interest — affiliated (Note 2)	115	249	303
Securities lending income — affiliated (Note 2)	222,780	210,835	3,319,264

Total investment income	42,331,687	125,387,085	85,624,581

EXPENSES
Investment advisory fees (Note 2)	6,832,806	9,803,067	13,439,557

Total expenses	6,832,806	9,803,067	13,439,557

Net investment income	35,498,881	115,584,018	72,185,024

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	31,290,363	39,969,871	(6,426,064)
In-kind redemptions — unaffiliated	33,970,893	6,978,576	90,504,847
Foreign currency transactions	139,996	152,161	201,994

Net realized gain	65,401,252	47,100,608	84,280,777

Net change in unrealized appreciation/depreciation on:
Investments	86,503,212	209,413,566	304,250,227
Translation of assets and liabilities in foreign currencies	(18,559)	28,108	(58,475)

Net change in unrealized appreciation/depreciation	86,484,653	209,441,674	304,191,752

Net realized and unrealized gain	151,885,905	256,542,282	388,472,529

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$187,384,786	$372,126,300	$460,657,553

[a]	Net of foreign withholding tax of $3,328,615, $7,237,637 and $6,899,899, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI EAFE Growth ETF		iShares MSCI EAFE Value ETF
	Year ended July 31, 2014	Year ended July 31, 2013	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$35,498,881	$30,428,662	$115,584,018	$62,509,516
Net realized gain (loss)	65,401,252	(22,365,877)	47,100,608	27,806,062
Net change in unrealized appreciation/depreciation	86,484,653	261,590,504	209,441,674	243,402,161

Net increase in net assets resulting from operations	187,384,786	269,653,289	372,126,300	333,717,739

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(37,133,581)	(31,714,622)	(115,432,438)	(62,500,156)

Total distributions to shareholders	(37,133,581)	(31,714,622)	(115,432,438)	(62,500,156)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	111,384,961	70,955,488	481,707,807	666,611,114
Cost of shares redeemed	(87,370,899)	—	(23,056,574)	(120,112,122)

Net increase in net assets from capital share transactions	24,014,062	70,955,488	458,651,233	546,498,992

INCREASE IN NET ASSETS	174,265,267	308,894,155	715,345,095	817,716,575

NET ASSETS
Beginning of year	1,522,005,266	1,213,111,111	2,040,181,227	1,222,464,652

End of year	$1,696,270,533	$1,522,005,266	$2,755,526,322	$2,040,181,227

Distributions in excess of net investment income included in net assets at end of year	$(2,002,906)	$(1,323,655)	$(825,333)	$(2,905,216)

SHARES ISSUED AND REDEEMED
Shares sold	1,600,000	1,200,000	8,400,000	13,600,000
Shares redeemed	(1,200,000)	—	(400,000)	(2,400,000)

Net increase in shares outstanding	400,000	1,200,000	8,000,000	11,200,000

See notes to financial statements.

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI EAFE Small-Cap ETF
	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$72,185,024	$45,228,040
Net realized gain	84,280,777	31,223,437
Net change in unrealized appreciation/depreciation	304,191,752	334,254,361

Net increase in net assets resulting from operations	460,657,553	410,705,838

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(84,218,882)	(57,927,238)

Total distributions to shareholders	(84,218,882)	(57,927,238)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,684,591,078	504,451,076
Cost of shares redeemed	(197,161,401)	(66,373,686)

Net increase in net assets from capital share transactions	1,487,429,677	438,077,390

INCREASE IN NET ASSETS	1,863,868,348	790,855,990

NET ASSETS
Beginning of year	2,179,747,146	1,388,891,156

End of year	$4,043,615,494	$2,179,747,146

Distributions in excess of net investment income included in net assets at end of year	$(23,114,970)	$(15,311,347)

SHARES ISSUED AND REDEEMED
Shares sold	33,600,000	11,800,000
Shares redeemed	(3,800,000)	(1,600,000)

Net increase in shares outstanding	29,800,000	10,200,000

See notes to financial statements.

FINANCIAL STATEMENTS	51

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Growth ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$64.49	$54.16	$62.20	$52.90	$49.95

Income from investment operations:
Net investment income[a]	1.45	1.31	1.24	1.20	1.02
Net realized and unrealized gain (loss)[b]	6.28	10.37	(7.90)	9.32	2.99

Total from investment operations	7.73	11.68	(6.66)	10.52	4.01

Less distributions from:
Net investment income	(1.54)	(1.35)	(1.38)	(1.22)	(1.06)

Total distributions	(1.54)	(1.35)	(1.38)	(1.22)	(1.06)

Net asset value, end of year	$70.68	$64.49	$54.16	$62.20	$52.90

Total return	11.99%	21.74%	(10.59)%	19.95%	8.06%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,696,271	$1,522,005	$1,213,111	$1,418,227	$1,290,640
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	2.08%	2.16%	2.29%	2.00%	1.92%
Portfolio turnover rate[c]	27%	26%	26%	27%	28%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Value ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$51.00	$42.45	$50.84	$46.39	$46.06

Income from investment operations:
Net investment income[a]	2.66	1.80	1.90	1.86	1.46
Net realized and unrealized gain (loss)[b]	6.26	8.44	(8.33)	4.50	0.42

Total from investment operations	8.92	10.24	(6.43)	6.36	1.88

Less distributions from:
Net investment income	(2.51)	(1.69)	(1.96)	(1.91)	(1.55)

Total distributions	(2.51)	(1.69)	(1.96)	(1.91)	(1.55)

Net asset value, end of year	$57.41	$51.00	$42.45	$50.84	$46.39

Total return	17.56%	24.39%	(12.52)%	13.77%	4.15%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,755,526	$2,040,181	$1,222,465	$1,403,312	$1,224,728
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	4.72%	3.69%	4.33%	3.63%	2.99%
Portfolio turnover rate[c]	29%	27%	27%	29%	30%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Small-Cap ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$44.67	$35.98	$42.77	$35.67	$32.03

Income from investment operations:
Net investment income[a]	1.09	1.05	1.04	1.02	0.75
Net realized and unrealized gain (loss)[b]	6.93	8.96	(6.67)	7.56	3.63

Total from investment operations	8.02	10.01	(5.63)	8.58	4.38

Less distributions from:
Net investment income	(1.24)	(1.32)	(1.16)	(1.48)	(0.74)

Total distributions	(1.24)	(1.32)	(1.16)	(1.48)	(0.74)

Net asset value, end of year	$51.45	$44.67	$35.98	$42.77	$35.67

Total return	18.03%	28.21%	(13.06)%	24.21%	13.77%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,043,615	$2,179,747	$1,388,891	$1,548,384	$1,062,919
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	2.15%	2.53%	2.81%	2.46%	2.13%
Portfolio turnover rate[c]	17%	12%	16%	12%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI EAFE Growth	Diversified
MSCI EAFE Value	Diversified
MSCI EAFE Small-Cap	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3		Total
MSCI EAFE Growth
Assets:
Common Stocks	$1,685,606,770	$—	$—		$1,685,606,770
Preferred Stocks	5,697,977	—	—		5,697,977
Rights	—	15,951	—		15,951
Money Market Funds	17,572,715	—	—		17,572,715

	$1,708,877,462	$15,951	$—		$1,708,893,413

MSCI EAFE Value
Assets:
Common Stocks	$2,721,135,677	$—	$37		$2,721,135,714
Preferred Stocks	23,485,551	—	—		23,485,551
Rights	—	1,029,097	—		1,029,097
Money Market Funds	13,596,711	—	—		13,596,711

	$2,758,217,939	$1,029,097	$37		$2,759,247,073

MSCI EAFE Small-Cap
Assets:
Common Stocks	$4,012,112,795	$12,114,001	$36		$4,024,226,832
Preferred Stocks	9,857,561	—	0	[a]	9,857,561
Rights	53,389	97,400	5		150,794
Warrants	—	18,752	—		18,752
Money Market Funds	237,662,769	—	—		237,662,769

	$4,259,686,514	$12,230,153	$41		$4,271,916,708

[a]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of July 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI EAFE Growth	$15,881,214	$15,881,214	$—
MSCI EAFE Value	11,353,686	11,353,686	—
MSCI EAFE Small-Cap	220,724,063	220,724,063	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI EAFE Growth ETF and iShares MSCI EAFE Value ETF, BFA is entitled to an annual investment advisory fee of 0.40% based on the average daily net assets of each Fund.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES® TRUST

Effective July 1, 2014, for its investment advisory services to the iShares MSCI EAFE Small-Cap ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.4000%		First $12 billion
0.3800	[a]	Over $12 billion, up to and including $21 billion
0.3610	[a]	Over $21 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Prior to July 1, 2014, for its investment advisory services to the iShares MSCI EAFE Small-Cap ETF, BFA was entitled to an annual investment advisory fee of 0.40% based on the Fund’s average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 75% of securities lending income (commencing January 1, 2015 the amount each Fund will retain is expected to change to 70% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

For the year ended July 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
MSCI EAFE Growth	$93,035
MSCI EAFE Value	92,950
MSCI EAFE Small-Cap	1,363,609

In addition, commencing the business day following a “Hurdle Date” (the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013) and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 80% of securities lending income (for any Hurdle Date after January 1, 2015, each Fund will retain 75% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Cross trades for the year ended July 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2014 were as follows:

iShares ETF	Purchases	Sales
MSCI EAFE Growth	$453,959,898	$456,858,841
MSCI EAFE Value	718,322,098	713,320,557
MSCI EAFE Small-Cap	698,158,352	575,799,652

In-kind transactions (see Note 4) for the year ended July 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI EAFE Growth	$110,053,995	$86,126,799
MSCI EAFE Value	475,123,181	22,725,091
MSCI EAFE Small-Cap	1,540,162,808	189,638,442

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES® TRUST

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2014, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI EAFE Growth	$32,294,089	$955,449	$(33,249,538)
MSCI EAFE Value	6,235,959	1,928,303	(8,164,262)
MSCI EAFE Small-Cap	87,257,060	4,230,235	(91,487,295)

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 was as follows:

iShares ETF	2014	2013
MSCI EAFE Growth
Ordinary income	$37,133,581	$31,714,622

MSCI EAFE Value
Ordinary income	$115,432,438	$62,500,156

MSCI EAFE Small-Cap
Ordinary income	$84,218,882	$57,927,238

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI EAFE Growth	$1,841,368	$(463,765,097)	$434,612,250	$—	$(27,311,479)
MSCI EAFE Value	11,040,259	(235,717,963)	250,286,415	—	25,608,711
MSCI EAFE Small-Cap	22,612,990	(19,624,475)	494,021,158	(12,630,101)	484,379,572

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI EAFE Growth	$95,247,466	$2,756,980	$19,510,202	$255,395,852	$90,854,597	$463,765,097
MSCI EAFE Value	4,109,667	3,201,806	26,442,709	117,568,907	84,394,874	235,717,963
MSCI EAFE Small-Cap	12,319,099	—	—	7,305,376	—	19,624,475

[a]	Must be utilized prior to losses subject to expiration.

For the year ended July 31, 2014, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
MSCI EAFE Value	$26,834,911
MSCI EAFE Small-Cap	7,579,317

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI EAFE Growth	$1,274,262,154	$471,604,277	$(36,973,018)	$434,631,259
MSCI EAFE Value	2,508,899,616	389,651,198	(139,303,741)	250,347,457
MSCI EAFE Small-Cap	3,777,833,095	721,871,247	(227,787,634)	494,083,613

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	65

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI EAFE Growth ETF, iShares MSCI EAFE Value ETF and iShares MSCI EAFE Small-Cap ETF (the “Funds”) at July 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2014

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended July 31, 2014, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI EAFE Growth	$45,437,407	$3,328,399
MSCI EAFE Value	109,832,558	7,236,973
MSCI EAFE Small-Cap	89,205,894	6,861,973

For corporate shareholders, the percentage of the income dividends paid by the iShares MSCI EAFE Value ETF during the fiscal year ended July 31, 2014 which qualified for the dividends-received deduction is 18.47%.

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2014:

iShares ETF	Qualified Dividend Income
MSCI EAFE Growth	$40,461,979
MSCI EAFE Value	121,008,479
MSCI EAFE Small-Cap	71,136,783

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	67

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I.    iShares MSCI EAFE Growth ETF and iShares MSCI EAFE Value ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were within range of the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	69

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II.    iShares MSCI EAFE Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	71

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for breakpoints in the Fund’s investment advisory fee rate as the aggregate assets of certain iShares Funds, including the Fund, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	73

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI EAFE Growth	$1.539614	$—	$—	$1.539614	100%	—%	—%	100%
MSCI EAFE Value	2.511916	—	—	2.511916	100	—	—	100
MSCI EAFE Small-Cap	1.086678	—	0.148922	1.235600	88	—	12	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	75

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI EAFE Growth ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.14%
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	19	1.38
Greater than 1.0% and Less than 1.5%	59	4.27
Greater than 0.5% and Less than 1.0%	263	19.03
Between 0.5% and –0.5%	821	59.41
Less than –0.5% and Greater than –1.0%	105	7.60
Less than –1.0% and Greater than –1.5%	66	4.78
Less than –1.5% and Greater than –2.0%	22	1.59
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5%	2	0.14

	1,382	100.00%

iShares MSCI EAFE Value ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.14%
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	20	1.45
Greater than 1.0% and Less than 1.5%	70	5.07
Greater than 0.5% and Less than 1.0%	320	23.15
Between 0.5% and –0.5%	763	55.21
Less than –0.5% and Greater than –1.0%	99	7.16
Less than –1.0% and Greater than –1.5%	54	3.91
Less than –1.5% and Greater than –2.0%	28	2.03
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	3	0.22

	1,382	100.00%

76	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI EAFE Small-Cap ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.14%
Greater than 2.5% and Less than 3.0%	4	0.28
Greater than 2.0% and Less than 2.5%	15	1.09
Greater than 1.5% and Less than 2.0%	39	2.82
Greater than 1.0% and Less than 1.5%	115	8.32
Greater than 0.5% and Less than 1.0%	351	25.41
Between 0.5% and –0.5%	668	48.35
Less than –0.5% and Greater than –1.0%	107	7.74
Less than –1.0% and Greater than –1.5%	41	2.97
Less than –1.5% and Greater than –2.0%	29	2.10
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	4	0.28
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5%	1	0.07

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI EAFE Small-Cap ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; and (b) staff who are senior management or who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

SUPPLEMENTAL INFORMATION	77

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Compensation decisions for employees are made based on full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards. Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organisational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

The figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI EAFE Small-Cap ETF in respect of BFA’s financial year ending December 31, 2013 was USD 799,005. This figure is comprised of fixed remuneration of USD 314,165 and variable remuneration of USD 484,840. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI EAFE Small-Cap ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 128,366.

78	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 311 funds (as of July 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (43)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	79

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	81

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc. nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-72-0714

JULY 31, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares Currency Hedged MSCI EAFE ETF | HEFA | NYSE Arca
➢	iShares MSCI EAFE ETF | EFA | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

INTERNATIONAL MARKET OVERVIEW

International equities advanced for the 12-month period ended July 31, 2014 (the “reporting period”), although sluggish economic recovery in Europe, U.S. Federal Reserve Bank (“Fed”) actions, and slower economic growth in China kept volatility levels elevated.

European equities collectively delivered some of the strongest returns among international equity markets for the reporting period, despite slow and uneven economic recovery in the region. For the third quarter of 2013, the eurozone as a whole experienced gross domestic product (“GDP”) growth of 0.1%, representing a decline from the previous quarter. In the fourth quarter of 2013 and first quarter of 2014, GDP growth for the eurozone registered only 0.3% and 0.2%, respectively. Additionally, the growth rate stagnated in the second quarter of 2014, further calling into question the validity of true economic recovery. Underlying the GDP figures for the entire area, Germany experienced economic expansion throughout most of the reporting period, growing 0.8% in the first quarter of 2014 over the previous quarter, its fastest growth rate in three years, before declining in the second quarter. France’s economy demonstrated uneven growth throughout the first half of the reporting period before stagnating beginning in the first quarter of 2014 amid weak consumer spending and business investment. Elsewhere in Europe, Spain’s economy gained strength throughout the period, growing 0.6% in the second quarter of 2014, its fastest rate in more than six years. Italy’s economy expanded by 0.1% in the fourth quarter of 2013, but contracted in the first quarter and second quarter of 2014, as investment fell. In addition, unemployment levels remained stubbornly high among European markets.

The United Kingdom experienced healthy economic growth during the period. GDP growth remained solid throughout the reporting period, exceeding its pre-recession peak from 2008 in the second quarter of 2014 on the strength of its services and production sectors. The unemployment rate continued to fall, finishing the reporting period at its lowest rate since late 2008.

Japanese equities achieved positive returns but lagged broader international markets. Early in the reporting period, Japanese equities benefited from the Bank of Japan’s measures to improve economic conditions through quantitative easing, in which it had instituted a plan in early 2013 to purchase 7.5 trillion yen in bonds per month. The Nikkei Index rallied and the Japanese yen declined, which in turn helped export levels, although not to the extent that had been expected. In February 2014, export levels grew by 9.8% versus February 2013, short of the 12.4% rise that analysts had expected. Economic growth, as measured by GDP, was uneven during the reporting period. GDP growth was positive in the second quarter of 2013 and improved for the third and fourth quarters of 2013. The fourth quarter 2013 figures were revised downward in early 2014, however, and disappointing economic data provided cause for concern. The stock markets then strengthened when economic data indicated Japan’s economy grew at a strong pace in the first quarter of 2014, surpassing forecasts. Unfortunately, concerns surrounding a hike in the country’s consumption tax — its first increase in 17 years — weighed on markets late in the period. Following the tax increase on April 1, 2014, GDP declined sharply as the tax hike led to decreases in private consumption and investment during the second quarter of 2014.

Emerging market stocks as a group delivered double-digit returns, but slightly underperformed broad international indexes for the reporting period. Early in the reporting period, concern regarding the Fed tapering its quantitative easing program led investors to abandon emerging market holdings (in the past several years, emerging markets have benefited from investors seeking higher yielding alternatives in a low-interest rate environment). Political turmoil among certain emerging markets compounded investor aversion to emerging markets. As the reporting period progressed, rising expectations that the Fed would be slower to raise rates than originally anticipated, as well as reduced political unrest, helped to refuel investors’ appetite for risk, boosting returns for emerging markets equities.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

Performance as of July 31, 2014

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	6.86%	6.81%	6.47%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,068.60	$0.31	$1,000.00	$1,024.50	$0.30	0.06%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

The iShares Currency Hedged MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities in Europe, Australasia and the Far East while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE® 100% Hedged to USD Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE ETF. For the period from January 31, 2014 (inception date of the Fund) through July 31, 2014 (the “reporting period”), the total return for the Fund was 6.86%, net of fees, while the total return for the Index was 6.47%.

International stocks, as represented by the Index, advanced for the reporting period as economic conditions generally improved. Challenges to global economic recovery persisted throughout the reporting period, however, keeping volatility levels high.

Equity market performance in Europe was positive overall. After reaching a record high in June 2014, however, the German stock market reversed course to finish the reporting period nearly flat following disappointing economic data released for the second quarter. France’s stock market gained, despite its struggle to regain economic growth. Switzerland also produced solid returns. In addition, the United Kingdom contributed significantly to overall Index returns. The country’s GDP growth remained strong, expanding 0.8% for the second quarter of 2014, surpassing its pre-crisis peak in 2008. On an annual basis, GDP growth for the second quarter 2014 was 3.2%.

Japan also contributed significantly to Index results. Market performance was volatile, however, as economic data released over the course of the reporting period reflected uneven signs of economic activity. In Australia, the equity market delivered strong results as it experienced a pick-up in economic activity during the reporting period. Annual GDP growth for the first quarter of 2014, the most recent period for which data is available, stood at 3.5%, its largest increase since the second quarter of 2012.

Measured in local currency, the MSCI EAFE Index returned 6.51% for the reporting period. During the reporting period, the euro, Swiss dollar, British pound, and Japanese yen experienced negligible fluctuations against the U.S. dollar. The Australian dollar increased approximately 5% versus the U.S. dollar, having reached a new high against the U.S. dollar in April 2014 as the Reserve Bank of Australia adopted a neutral monetary policy stance.

PORTFOLIO ALLOCATION1

As of 7/31/14

Sector	Percentage of Total Investments[2]

Financials	25.77%
Industrials	12.67
Consumer Discretionary	11.63
Consumer Staples	10.91
Health Care	10.52
Materials	8.20
Energy	7.00
Telecommunication Services	4.93
Information Technology	4.54
Utilities	3.83

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS1

As of 7/31/14

Country	Percentage of Total Investments[2]

United Kingdom	21.52%
Japan	20.80
France	9.70
Germany	8.88
Switzerland	8.85
Australia	8.10
Spain	3.62
Hong Kong	3.08
Sweden	3.01
Netherlands	2.60

TOTAL	90.16%

[1]	Reflects the allocation of the iShares MSCI EAFE ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.89%	13.98%	15.07%	14.89%	13.98%	15.07%
5 Years	9.25%	9.03%	9.40%	55.65%	54.10%	56.68%
10 Years	6.95%	6.87%	7.07%	95.71%	94.30%	98.08%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,070.40	$1.69	$1,000.00	$1,023.20	$1.66	0.33%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE ETF

The iShares MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 14.89%, net of fees, while the total return for the Index was 15.07%.

International stocks, as represented by the Index, delivered double-digit gains for the reporting period as economic conditions generally improved. Challenges to global economic recovery persisted throughout the reporting period, however, keeping volatility levels high.

Equity market performance in Europe was positive overall. The major markets of Germany, France, and Switzerland all advanced and contributed meaningfully to Index results. France’s stock market slightly lagged most other key markets, as it struggled to regain economic growth. Spanish stocks produced robust gains and also contributed positively to Index performance.

The United Kingdom achieved solid gains and contributed significantly to overall Index returns. The country’s GDP growth improved throughout the reporting period, expanding 0.8% for the second quarter of 2014, surpassing its pre-crisis peak in 2008. On an annual basis, GDP growth for the second quarter 2014 was 3.2%.

Japan, which comprised an average of 21% of the Index during the period, advanced amid uneven signs of economic activity. Early in the reporting period, government initiatives aimed at revitalizing the country’s stagnant economy lifted Japanese stocks. However, disappointing economic data released in the following months, including a downward revision of GDP growth for the fourth quarter of 2013, drove down equity markets. The economy then strengthened in the first quarter of 2014, before declining sharply during the second quarter as a consumption tax levied in April 2014 led to decreases in private consumption and investment.

Australia, which represented an average of 8% of the Index during the reporting period, delivered strong results as it experienced a pick-up in economic activity over the course of the reporting period. Annual GDP growth for the first quarter of 2014, the most recent period for which data is available, stood at 3.5%, its largest increase since the second quarter of 2012.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Financials	25.77%
Industrials	12.67
Consumer Discretionary	11.63
Consumer Staples	10.91
Health Care	10.52
Materials	8.20
Energy	7.00
Telecommunication Services	4.93
Information Technology	4.54
Utilities	3.83

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*

United Kingdom	21.52%
Japan	20.80
France	9.70
Germany	8.88
Switzerland	8.85
Australia	8.10
Spain	3.62
Hong Kong	3.08
Sweden	3.01
Netherlands	2.60

TOTAL	90.16%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2014 and held through July 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CU RRENCY HEDGED MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

INVESTMENT COMPANIES — 99.88%

EXCHANGE-TRADED FUNDS — 99.88%
iShares MSCI EAFE ETF[a]	37,156	$2,474,218

		2,474,218

TOTAL INVESTMENT COMPANIES
(Cost: $2,364,975)		2,474,218

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[a,b]	162	162

		162

TOTAL SHORT-TERM INVESTMENTS
(Cost: $162)		162

TOTAL INVESTMENTS IN SECURITIES — 99.89%
(Cost: $2,365,137)		2,474,380
Other Assets, Less Liabilities — 0.11%		2,833

NET ASSETS — 100.00%		$2,477,213

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Forward currency contracts as of July 31, 2014 were as follows:

Currency to be Delivered		Currency to be Received		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
AUD	434,000	USD	405,473	8/5/2014	CITI	$2,157
CHF	211,000	USD	236,742	8/5/2014	CITI	4,555
DKK	209,000	USD	38,223	8/5/2014	CITI	688
EUR	591,000	USD	805,683	8/5/2014	CITI	14,301
GBP	330,000	USD	561,341	8/5/2014	CITI	4,207
JPY	52,960,000	USD	522,470	8/5/2014	CITI	7,618
NOK	137,000	USD	22,259	8/5/2014	CITI	467
NZD	4,000	USD	3,493	8/5/2014	CITI	96
SEK	533,000	USD	78,978	8/5/2014	CITI	1,712
USD	75,811	SEK	523,000	8/5/2014	CITI	6
USD	3,390	NZD	4,000	8/5/2014	CITI	7
USD	37,493	DKK	209,000	8/5/2014	CITI	42
USD	458,472	CHF	417,000	8/5/2014	CITI	400
USD	782,438	EUR	585,000	8/5/2014	CITI	909
USD	13,423	ILS	46,000	8/6/2014	CITI	4
AUD	215,000	USD	200,249	9/3/2014	CITI	850
GBP	322,000	USD	544,223	9/3/2014	CITI	721
HKD	582,000	USD	75,101	9/3/2014	CITI	—
JPY	53,078,000	USD	517,049	9/3/2014	CITI	964
NOK	137,000	USD	21,829	9/3/2014	CITI	59
SGD	45,000	USD	36,144	9/3/2014	CITI	72
USD	359	DKK	2,000	9/3/2014	CITI	—
USD	317	NOK	2,000	9/3/2014	CITI	1
USD	3,300	CHF	3,000	9/3/2014	CITI	2
USD	18,734	EUR	14,000	9/3/2014	CITI	15

						39,853

Currency to be Delivered		Currency to be Received		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
CHF	211,000	USD	232,047	8/5/2014	CITI	$(140)
HKD	564,000	USD	72,751	8/5/2014	CITI	(23)
SGD	46,000	USD	36,814	8/5/2014	CITI	(59)
USD	515,859	JPY	52,960,000	8/5/2014	CITI	(1,006)
USD	404,350	AUD	434,000	8/5/2014	CITI	(1,035)
USD	558,037	GBP	330,000	8/5/2014	CITI	(903)
USD	5,640	CHF	5,000	8/5/2014	CITI	(138)
USD	8,212	EUR	6,000	8/5/2014	CITI	(178)
USD	36,947	SGD	46,000	8/5/2014	CITI	(73)
USD	21,853	NOK	137,000	8/5/2014	CITI	(61)
USD	1,495	SEK	10,000	8/5/2014	CITI	(46)
USD	72,775	HKD	564,000	8/5/2014	CITI	(1)
ILS	46,000	USD	13,416	8/6/2014	CITI	(11)
CHF	206,000	USD	226,466	9/3/2014	CITI	(263)
DKK	209,000	USD	37,496	9/3/2014	CITI	(46)
EUR	585,000	USD	782,496	9/3/2014	CITI	(922)
ILS	46,000	USD	13,425	9/3/2014	CITI	(4)
NZD	4,000	USD	3,381	9/3/2014	CITI	(8)
SEK	523,000	USD	75,798	9/3/2014	CITI	(9)
SGD	1,000	USD	801	9/3/2014	CITI	(1)
USD	1,688	GBP	1,000	9/3/2014	CITI	(1)

						(4,928)

Net Unrealized Appreciation						$34,925

Counterparties:

CITI  —  Citibank N.A.

Currency abbreviations:

AUD  —  Australian Dollar

CHF  —  Swiss Franc

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

ILS  —  Israeli Shekel

JPY  —  Japanese Yen

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

USD  —  United States Dollar

See notes to financial statements.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments

iSHARES® MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 98.92%

AUSTRALIA — 8.06%
AGL Energy Ltd.	2,293,080	$31,509,128
ALS Ltd.	1,610,555	11,694,168
Alumina Ltd.[a]	10,419,837	15,548,150
Amcor Ltd.	4,859,682	47,123,214
AMP Ltd.	12,066,110	61,586,053
APA Group	3,414,833	23,715,529
Asciano Ltd.	3,933,775	22,126,241
ASX Ltd.	772,667	25,997,027
Aurizon Holdings Ltd.	8,437,085	39,376,661
Australia and New Zealand Banking Group Ltd.	11,176,220	352,966,294
Bank of Queensland Ltd.	1,447,913	16,880,401
Bendigo and Adelaide Bank Ltd.	1,728,643	20,490,768
BGP Holdings PLC[a,b]	33,026,812	442
BHP Billiton Ltd.	13,102,539	471,177,640
Boral Ltd.	3,113,964	15,517,477
Brambles Ltd.	6,312,572	55,342,756
Caltex Australia Ltd.	552,418	12,690,634
CFS Retail Property Trust Group	8,461,799	17,071,245
Coca-Cola Amatil Ltd.	2,357,441	20,404,843
Cochlear Ltd.	235,733	13,949,593
Commonwealth Bank of Australia	6,562,940	511,005,996
Computershare Ltd.	1,956,553	23,919,942
Crown Resorts Ltd.	1,492,451	22,575,136
CSL Ltd.	1,974,374	124,451,995
Dexus Property Group	22,065,483	24,411,988
Federation Centres	5,718,773	13,717,195
Flight Centre Travel Group Ltd.	221,071	9,762,659
Fortescue Metals Group Ltd.	6,480,560	29,642,879
Goodman Group	6,836,167	33,875,259
GPT Group (The)	6,705,732	25,373,674
Harvey Norman Holdings Ltd.	2,269,569	6,519,955
Iluka Resources Ltd.	1,746,456	14,337,093
Incitec Pivot Ltd.	6,851,700	18,982,672
Insurance Australia Group Ltd.	9,498,938	55,636,314
James Hardie Industries SE	1,808,271	22,998,121
Leighton Holdings Ltd.	419,426	8,617,680
Lend Lease Group	2,203,665	27,821,984
Macquarie Group Ltd.	1,175,288	63,942,758
Metcash Ltd.	3,723,576	10,073,861
Mirvac Group	14,585,527	24,611,694

Security	Shares	Value

National Australia Bank Ltd.	9,600,016	$315,235,702
Newcrest Mining Ltd.[a]	3,149,662	31,917,818
Orica Ltd.	1,541,893	31,536,948
Origin Energy Ltd.	4,478,860	59,670,053
Qantas Airways Ltd.[a]	4,488,337	5,570,696
QBE Insurance Group Ltd.	5,102,068	52,177,309
Ramsay Health Care Ltd.	540,962	24,336,893
REA Group Ltd.	215,565	9,535,543
Rio Tinto Ltd.	1,783,527	110,067,647
Santos Ltd.	3,985,819	53,953,757
Scentre Group[a]	21,844,856	69,051,139
Seek Ltd.	1,316,707	20,308,520
Sonic Healthcare Ltd.	1,568,865	26,502,281
SP AusNet	7,138,440	8,959,419
Stockland Corp. Ltd.	9,300,954	35,107,207
Suncorp Group Ltd.	5,245,748	69,691,915
Sydney Airport	4,238,853	16,945,702
Tabcorp Holdings Ltd.	3,001,498	9,766,722
Tatts Group Ltd.	5,795,433	19,181,326
Telstra Corp. Ltd.	17,763,874	90,667,737
Toll Holdings Ltd.	2,784,488	14,134,509
TPG Telecom Ltd.	1,129,979	5,798,988
Transurban Group	6,993,434	50,583,960
Treasury Wine Estates Ltd.	2,643,658	12,387,354
Wesfarmers Ltd.	4,665,454	190,935,506
Westfield Corp.	8,202,302	57,040,077
Westpac Banking Corp.	12,663,179	407,461,980
Woodside Petroleum Ltd.	2,697,945	106,652,022
Woolworths Ltd.	5,104,814	175,362,655
WorleyParsons Ltd.	851,260	14,245,493

		4,442,233,997
AUSTRIA — 0.23%
Andritz AG	292,449	15,847,522
Erste Group Bank AG	1,138,217	29,324,107
IMMOEAST AG Escrow[a,b]	1,571,072	21
IMMOFINANZ AGa	3,830,471	12,121,030
IMMOFINANZ AG Escrow[a,b,c]	1,157,632	16
OMV AG	609,612	24,518,770
Raiffeisen International Bank Holding AG	484,086	13,336,291
Telekom Austria AG	451,717	4,321,442
Vienna Insurance Group AG	163,387	8,127,989
Voestalpine AG	468,193	20,647,540

		128,244,728

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

BELGIUM — 1.19%
Ageas	906,180	$32,560,857
Anheuser-Busch InBev NV	3,278,724	355,253,885
Belgacom SAc	621,969	20,322,194
Colruyt SA	302,060	14,646,627
Delhaize Brothers and Co. “The Lion” (Delhaize Group) SA	417,392	27,261,743
Groupe Bruxelles Lambert SA	335,538	33,356,980
KBC Groep NVa	1,020,139	55,512,365
Solvay SA	243,021	39,295,848
Telenet Group Holding NVa	219,680	11,754,337
UCB SA	462,701	42,494,617
Umicore SA	442,106	21,354,520

		653,813,973
DENMARK — 1.48%
A.P. Moeller-Maersk A/S Class A	9,611	21,578,953
A.P. Moeller-Maersk A/S Class B	27,460	64,019,778
Carlsberg A/S Class B	440,733	42,318,848
Coloplast A/S Class B	453,090	38,374,165
Danske Bank A/S	2,666,366	77,189,568
DSV A/S	717,754	22,672,153
Novo Nordisk A/S Class B	8,125,414	376,098,257
Novozymes A/S Class B	972,084	48,152,336
Pandora A/S	465,447	31,944,243
TDC A/S	3,335,017	33,728,455
TrygVesta A/S	90,618	9,115,795
Vestas Wind Systems A/Sa	907,553	41,030,296
William Demant Holding A/Sa,c	91,991	8,004,099

		814,226,946
FINLAND — 0.86%
Elisa OYJ	584,898	16,770,983
Fortum OYJ	1,827,463	46,946,803
Kone OYJ Class Bc	1,267,279	53,361,151
Metso OYJ	457,209	17,979,208
Neste Oil OYJ[c]	526,814	9,727,306
Nokia OYJ	15,325,426	121,597,166
Nokian Renkaat OYJ[c]	486,042	16,888,923
Orion OYJ Class B	411,900	15,304,667
Sampo OYJ Class A	1,827,463	90,959,431
Stora Enso OYJ Class R	2,265,450	20,430,104
UPM-Kymmene OYJ	2,167,967	35,447,048
Wartsila OYJ Abp	600,001	30,281,673

		475,694,463

Security	Shares	Value

FRANCE — 9.65%
Accor SA	686,500	$33,251,046
Aeroports de Paris	119,455	16,358,685
Airbus Group NV	2,393,139	138,839,615
Alcatel-Lucent[a,c]	11,422,055	40,407,493
ALSTOM[a]	878,720	31,615,315
ArcelorMittal[c]	4,146,460	63,080,358
Arkema SA	236,156	21,935,109
Atos SA	322,655	25,194,740
AXA SA	7,412,827	170,496,687
BNP Paribas SA	4,311,220	285,536,471
Bollore	20,595	12,713,014
Bouygues SA	780,639	30,838,721
Bureau Veritas SA	896,569	23,092,484
Cap Gemini SA	597,255	43,336,677
Carrefour SA	2,509,884	86,742,964
Casino Guichard-Perrachon SA	232,037	27,991,576
Christian Dior SA	223,799	38,972,523
CNP Assurances SA	707,103	13,898,268
Compagnie de Saint-Gobain	1,802,749	87,859,965
Compagnie Generale des Etablissements Michelin Class B	763,388	83,817,180
Credit Agricole SA	4,072,318	55,141,478
Danone SA	2,313,515	167,434,714
Dassault Systemes SA	516,248	34,633,702
Edenred SA	833,411	26,054,409
Electricite de France SA	987,950	31,910,120
Essilor International SA	832,038	81,235,099
Eurazeo	152,403	11,453,920
Eutelsat Communications SA	623,342	21,509,679
Fonciere des Regions	113,959	11,434,263
GDF Suez	5,906,646	152,134,559
Gecina SA	89,245	12,735,059
Groupe Eurotunnel SA Registered	1,923,240	25,444,747
Icade	148,286	14,303,140
Iliad SA	105,721	29,139,674
Imerys SA	138,673	10,822,811
JCDecaux SA	273,231	9,373,552
Kering	310,298	66,407,851
Klepierre	408,555	19,326,694
L’Air Liquide SA	1,403,474	178,433,174
L’Oreal SA	978,949	165,563,022
Lafarge SA	758,734	58,972,172

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Lagardere SCA	483,856	$14,404,638
Legrand SA	1,066,831	59,102,332
LVMH Moet Hennessy Louis Vuitton SA	1,136,844	195,613,150
Natixis	3,791,380	24,501,950
Orange	7,569,349	119,001,545
Pernod Ricard SA	864,990	96,870,769
PSA Peugeot Citroen SAa	1,606,410	24,094,517
Publicis Groupe SA	740,055	53,817,033
Remy Cointreau SA	101,602	8,312,945
Renault SA	789,475	65,882,539
Rexel SA	1,075,059	20,835,648
Safran SA	1,098,454	64,513,876
Sanofi	4,859,047	511,140,558
Schneider Electric SE	2,118,539	179,203,777
SCOR SE	650,802	20,920,328
SES SA Class A FDR	1,238,446	45,485,778
Societe BIC SA	119,451	16,462,024
Societe Generale	2,930,006	147,228,701
Sodexo	381,694	38,052,755
STMicroelectronics NV	2,634,787	21,945,277
Suez Environnement SA	1,156,590	21,587,873
Technip SA	416,019	38,379,882
Thales SA	373,214	21,232,806
Total SA	8,710,312	560,460,090
Unibail-Rodamco SE	391,305	105,053,558
Valeo SA	311,671	37,418,835
Vallourec SA	440,737	19,480,945
Veolia Environnement	1,679,179	29,724,396
Vinci SA	1,956,579	135,136,166
Vivendi SA	4,922,223	123,618,014
Wendel	133,181	17,473,921
Zodiac Aerospace	748,285	23,403,179

		5,319,802,535
GERMANY — 8.25%
Adidas AG	859,498	68,322,009
Allianz SE Registered	1,860,415	310,905,550
Axel Springer SE	162,014	9,140,308
BASF SE	3,746,917	389,238,512
Bayer AG Registered	3,373,461	446,494,389
Bayerische Motoren Werke AG	1,360,643	162,647,107
Beiersdorf AG	409,154	36,974,649
Brenntag AG	204,577	32,915,321
Celesio AG	207,323	7,104,169
Commerzbank AGa	3,952,867	57,252,745

Security	Shares	Value

Continental AG	450,344	$97,373,760
Daimler AG Registered	3,944,629	326,597,362
Deutsche Bank AG Registered	5,648,524	194,082,421
Deutsche Boerse AG	786,729	57,095,390
Deutsche Lufthansa AG Registered	941,583	16,724,354
Deutsche Post AG Registered	3,925,407	126,131,479
Deutsche Telekom AG Registered	12,711,234	205,877,417
Deutsche Wohnen AG Bearer	1,161,944	25,209,159
E.ON SE	8,181,707	154,682,894
Fraport AG	141,427	9,333,738
Fresenius Medical Care AG & Co. KGaA	884,212	61,401,639
Fresenius SE & Co. KGaA	512,129	76,677,097
GEA Group AG	733,186	33,005,848
Hannover Rueck SE Registered	247,140	21,116,803
HeidelbergCement AG	569,795	42,411,526
Henkel AG & Co. KGaA	491,534	46,872,328
Hochtief AG	93,364	7,850,039
Hugo Boss AG	129,062	18,555,002
Infineon Technologies AG	4,624,264	51,199,630
K+S AG Registered	701,603	21,586,441
Kabel Deutschland Holding AG	93,364	13,347,815
Lanxess AG	374,829	23,854,861
Linde AG	756,523	154,769,659
MAN SE	142,792	16,958,107
Merck KGaA	528,605	46,948,824
METRO AGa	659,040	23,826,120
Muenchener Rueckversicherungs-Gesellschaft AG Registered	733,182	155,782,438
Osram Licht AGa	358,353	14,542,520
ProSiebenSat.1 Media AG Registered	896,569	37,745,715
QIAGEN NVa	976,203	23,922,318
RTL Group SA	157,897	16,098,487
RWE AG	2,000,461	80,445,735
SAP SE	3,764,766	296,493,003
Siemens AG Registered	3,227,923	399,072,077
Sky Deutschland AGa	1,787,646	16,157,088
Telefonica Deutschland Holding AGd	1,173,933	9,226,425
ThyssenKrupp AGa	1,839,820	52,101,450
United Internet AG Registered	479,177	19,202,112
Volkswagen AG	122,197	28,293,609

		4,543,567,449

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

HONG KONG — 3.06%
AIA Group Ltd.	48,879,200	$263,945,977
ASM Pacific Technology Ltd.[c]	961,100	10,212,397
Bank of East Asia Ltd. (The)[c]	5,217,440	22,317,035
BOC Hong Kong (Holdings) Ltd.	14,416,500	45,481,439
Cathay Pacific Airways Ltd.[c]	4,119,000	7,823,392
Cheung Kong (Holdings) Ltd.	5,492,000	106,792,137
Cheung Kong Infrastructure Holdings Ltd.	2,746,792	19,422,352
CLP Holdings Ltd.	7,551,500	62,896,281
First Pacific Co. Ltd.	8,978,250	10,831,754
Galaxy Entertainment Group Ltd.[c]	9,611,000	81,785,982
Hang Lung Properties Ltd.	9,263,000	28,744,995
Hang Seng Bank Ltd.[c]	3,157,900	53,704,327
Henderson Land Development Co. Ltd.[c]	4,833,749	30,842,238
HKT Trust and HKT Ltd.	9,693,440	11,494,470
Hong Kong and China Gas Co. Ltd. (The)	26,378,402	57,725,782
Hong Kong Exchanges and Clearing Ltd.[c]	4,266,300	95,509,455
Hutchison Whampoa Ltd.	9,611,000	131,452,829
Hysan Development Co. Ltd.	2,746,797	13,255,425
Kerry Properties Ltd.	2,603,500	9,574,100
Li & Fung Ltd.	23,934,400	32,118,213
Link REIT (The)	9,611,258	54,504,783
MGM China Holdings Ltd.[c]	3,295,200	12,160,273
MTR Corp. Ltd.	6,178,500	24,355,091
New World Development Co. Ltd.	20,015,132	25,386,771
NWS Holdings Ltd.	5,964,000	11,066,034
PCCW Ltd.	15,103,000	9,295,593
Power Assets Holdings Ltd.	5,983,500	53,542,329
Sands China Ltd.	9,885,600	73,535,634
Shangri-La Asia Ltd.	5,838,666	9,266,468
Sino Land Co. Ltd.[c]	10,984,000	18,991,568
SJM Holdings Ltd.[c]	7,911,000	21,334,043
Sun Hung Kai Properties Ltd.[c]	6,865,000	104,435,907
Swire Pacific Ltd. Class A	2,593,000	33,441,120
Swire Properties Ltd.[c]	4,668,255	15,299,731
Techtronic Industries Co. Ltd.	5,492,033	16,582,289
Wharf (Holdings) Ltd. (The)	6,559,912	52,648,244
Wheelock and Co. Ltd.	4,120,000	20,918,833
Wynn Macau Ltd.[c]	6,042,000	25,921,962

Security	Shares	Value

Yue Yuen Industrial (Holdings) Ltd.[c]	2,746,000	$9,230,044

		1,687,847,297
IRELAND — 0.29%
Bank of Ireland[a]	100,919,619	35,783,077
CRH PLC	3,082,385	72,091,575
Irish Bank Resolution Corp. Ltd.[a,b]	3,570,811	48
Kerry Group PLC Class A	650,802	48,327,916
Ryanair Holdings PLC[a]	177,504	1,624,740
Ryanair Holdings PLC SP ADR[a]	65,130	3,451,238

		161,278,594
ISRAEL — 0.53%
Bank Hapoalim BM	4,131,357	24,182,259
Bank Leumi le-Israel BMa	4,996,403	19,696,363
Bezeq The Israel Telecommunication Corp. Ltd.	7,713,514	14,402,491
Delek Group Ltd. (The)	19,248	7,582,154
Israel Chemicals Ltd.	1,808,263	14,773,822
Israel Corp. Ltd. (The)[a,c]	11,290	6,677,608
Mizrahi Tefahot Bank Ltd.	505,264	6,411,815
NICE Systems Ltd.	247,140	9,836,274
Teva Pharmaceutical Industries Ltd.	3,510,773	189,414,352

		292,977,138
ITALY — 2.51%
Assicurazioni Generali SpA	4,760,191	99,549,610
Atlantia SpA	1,647,539	43,691,359
Banca Monte dei Paschi di Siena SpA[a]	17,704,835	31,980,250
Banco Popolare SCa	1,478,721	22,990,508
CNH Industrial NV	3,869,114	35,772,210
Enel Green Power SpA	7,180,790	19,888,351
Enel SpA	26,846,369	153,164,795
Eni SpA	10,393,610	265,060,808
Exor SpA	396,807	15,237,630
Fiat SpA[a,c]	3,595,887	34,857,853
Finmeccanica SpA[a]	1,655,150	15,302,825
Intesa Sanpaolo SpA	47,284,747	141,085,420
Intesa Sanpaolo SpA RNC	3,827,924	10,284,501
Luxottica Group SpA	682,387	37,744,825
Mediobanca SpA[a]	2,463,162	21,834,088

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Pirelli & C. SpA	991,306	$14,828,791
Prysmian SpA	831,625	17,714,415
Saipem SpA[a]	1,075,059	25,114,975
Snam SpA	8,327,245	49,135,586
Telecom Italia SpA[a,c]	40,838,512	47,265,278
Telecom Italia SpA RNC	24,734,595	23,182,974
Tenaris SA	1,923,310	41,457,302
Terna SpA	6,208,706	32,664,108
UniCredit SpA	17,985,486	141,018,470
Unione di Banche Italiane SpA	3,504,166	28,998,837
UnipolSai SpA	3,681,013	11,180,196

		1,381,005,965
JAPAN — 20.70%
ABC-MART Inc.	36,500	1,987,650
Acom Co. Ltd.[a]	1,647,670	6,601,255
Advantest Corp.	555,200	6,295,164
AEON Co. Ltd.	2,471,400	27,949,999
AEON Financial Service Co. Ltd.	411,990	9,531,037
AEON Mall Co. Ltd.	440,610	10,428,791
Air Water Inc.	252,000	4,058,074
Aisin Seiki Co. Ltd.	791,100	31,079,341
Ajinomoto Co. Inc.	2,746,000	42,577,887
Alfresa Holdings Corp.	137,300	8,291,272
Amada Co. Ltd.	1,373,000	13,458,297
ANA Holdings Inc.[c]	4,121,000	10,278,957
Aozora Bank Ltd.	4,119,000	14,099,169
Asahi Glass Co. Ltd.	4,119,000	24,617,469
Asahi Group Holdings Ltd.	1,510,500	46,048,694
Asahi Kasei Corp.	5,207,000	41,621,569
ASICS Corp.	686,500	14,686,634
Astellas Pharma Inc.	8,657,350	119,124,328
Bandai Namco Holdings Inc.	653,800	16,727,260
Bank of Kyoto Ltd. (The)	1,822,000	16,743,229
Bank of Yokohama Ltd. (The)	5,201,000	29,981,551
Benesse Holdings Inc.	274,600	10,414,159
Bridgestone Corp.	2,608,900	94,933,668
Brother Industries Ltd.	961,100	17,533,171
Calbee Inc.	274,600	8,224,515
Canon Inc.	4,544,600	149,903,080
Casio Computer Co. Ltd.[c]	823,800	13,995,027
Central Japan Railway Co.	632,300	90,693,101
Chiba Bank Ltd. (The)	2,746,000	20,240,852
Chiyoda Corp.	483,000	5,795,906
Chubu Electric Power Co. Inc.[a]	2,546,600	29,890,078

Security	Shares	Value

Chugai Pharmaceutical Co. Ltd.	961,100	$32,337,298
Chugoku Bank Ltd. (The)	686,500	10,641,134
Chugoku Electric Power Co. Inc. (The)	1,196,700	16,082,456
Citizen Holdings Co. Ltd.	1,098,600	8,867,001
Credit Saison Co. Ltd.	536,400	10,755,645
Dai Nippon Printing Co. Ltd.	2,746,000	28,411,961
Dai-ichi Life Insurance Co. Ltd. (The)	4,318,952	61,864,310
Daicel Corp.	1,151,000	11,774,707
Daido Steel Co. Ltd.	1,151,000	5,462,031
Daihatsu Motor Co. Ltd.	691,100	12,385,835
Daiichi Sankyo Co. Ltd.	2,608,795	47,794,718
Daikin Industries Ltd.	961,100	67,104,566
Daito Trust Construction Co. Ltd.	274,600	33,311,956
Daiwa House Industry Co. Ltd.	2,746,000	56,369,971
Daiwa Securities Group Inc.	6,865,000	58,519,560
Dena Co. Ltd.[c]	412,300	5,392,556
Denso Corp.	1,922,200	89,497,677
Dentsu Inc.	837,100	33,578,427
Don Quijote Holdings Co. Ltd.	186,100	10,188,584
East Japan Railway Co.	1,373,000	111,111,061
Eisai Co. Ltd.	1,061,500	45,408,066
Electric Power Development Co. Ltd.	520,700	16,886,610
FamilyMart Co. Ltd.	250,300	11,305,912
FANUC Corp.	823,800	144,115,933
Fast Retailing Co. Ltd.	212,300	71,028,166
Fuji Electric Co. Ltd.	2,503,000	13,046,220
Fuji Heavy Industries Ltd.	2,342,000	67,548,714
FUJIFILM Holdings Corp.	1,794,200	51,792,509
Fujitsu Ltd.	7,911,000	61,620,178
Fukuoka Financial Group Inc.	3,855,000	19,943,210
Gree Inc.[c]	411,900	3,296,482
GungHo Online Entertainment Inc.[c]	1,647,600	9,388,765
Gunma Bank Ltd. (The)	1,763,000	10,474,965
Hachijuni Bank Ltd. (The)	1,373,000	8,544,951
Hakuhodo DY Holdings Inc.	961,120	10,178,049
Hamamatsu Photonics K.K.	274,600	13,057,753
Hankyu Hanshin Holdings Inc.	5,207,000	30,532,610
Hikari Tsushin Inc.	137,300	10,173,832
Hino Motors Ltd.	961,100	13,505,027
Hirose Electric Co. Ltd.	137,300	19,519,872
Hiroshima Bank Ltd. (The)	1,373,000	6,742,500

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Hisamitsu Pharmaceutical Co. Inc.	163,400	$6,554,432
Hitachi Chemical Co. Ltd.	411,900	7,301,927
Hitachi Construction Machinery Co. Ltd.	411,900	8,511,572
Hitachi High-Technologies Corp.	250,300	6,766,509
Hitachi Ltd.	20,079,000	157,902,342
Hitachi Metals Ltd.	660,000	10,795,157
Hokuhoku Financial Group Inc.	5,207,000	10,785,151
Hokuriku Electric Power Co.	686,500	8,972,198
Honda Motor Co. Ltd.	6,590,400	234,174,373
Hoya Corp.	1,784,900	58,510,214
Hulic Co. Ltd.	851,500	10,192,994
IBIDEN Co. Ltd.	411,900	8,319,311
Idemitsu Kosan Co. Ltd.	476,000	9,845,403
IHI Corp.	5,492,000	25,795,070
Iida Group Holdings Co. Ltd.	686,580	10,361,960
INPEX Corp.	3,432,543	51,287,036
Isetan Mitsukoshi Holdings Ltd.	1,235,700	15,549,140
Isuzu Motors Ltd.	5,207,000	36,608,752
ITOCHU Corp.	5,923,200	76,462,761
ITOCHU Techno-Solutions Corp.	115,100	5,215,792
Iyo Bank Ltd. (The)	686,500	7,022,881
J. Front Retailing Co. Ltd.	2,188,600	14,982,977
Japan Airlines Co. Ltd.	250,300	13,946,798
Japan Display Inc.[a]	1,373,000	8,010,891
Japan Exchange Group Inc.	1,098,600	25,489,956
Japan Prime Realty Investment Corp.	2,746	9,546,312
Japan Real Estate Investment Corp.	4,355	24,647,348
Japan Retail Fund Investment Corp.	9,611	21,271,586
Japan Tobacco Inc.	4,404,900	156,432,098
JFE Holdings Inc.	2,007,975	42,703,762
JGC Corp.	1,373,000	41,977,070
Joyo Bank Ltd. (The)	2,746,000	14,766,743
JSR Corp.	707,300	12,325,391
JTEKT Corp.	823,800	14,475,680
JX Holdings Inc.	8,787,600	45,674,840
Kajima Corp.	3,855,000	18,143,823
Kakaku.com Inc.	549,200	9,452,852
Kamigumi Co. Ltd.	1,151,000	11,069,568

Security	Shares	Value

Kaneka Corp.	1,151,000	$6,973,044
Kansai Electric Power Co. Inc. (The)[a]	2,775,100	25,636,651
Kansai Paint Co. Ltd.	660,000	11,141,732
Kao Corp.	2,059,500	85,055,638
Kawasaki Heavy Industries Ltd.	5,492,000	21,629,406
KDDI Corp.	2,344,200	136,706,057
Keikyu Corp.	2,503,000	22,246,725
Keio Corp.	2,503,000	20,177,829
Keisei Electric Railway Co. Ltd.	531,000	5,509,574
Keyence Corp.	180,423	79,381,909
Kikkoman Corp.	599,000	13,292,342
Kintetsu Corp.	6,865,000	25,167,550
Kirin Holdings Co. Ltd.	3,157,900	44,603,975
Kobe Steel Ltd.	12,357,000	20,307,609
Koito Manufacturing Co. Ltd.	292,000	8,067,020
Komatsu Ltd.	3,707,100	83,237,165
Konami Corp.	411,900	9,673,151
Konica Minolta Holdings Inc.	1,941,100	21,046,594
Kubota Corp.	4,471,000	59,890,140
Kuraray Co. Ltd.	1,373,200	18,227,432
Kurita Water Industries Ltd.	480,500	11,181,373
Kyocera Corp.	1,246,700	61,186,317
Kyowa Hakko Kirin Co. Ltd.	1,373,000	18,945,758
Kyushu Electric Power Co. Inc.[a]	1,737,500	19,481,086
Lawson Inc.	250,300	18,839,131
LIXIL Group Corp.	1,098,480	27,057,421
M3 Inc.	693,600	11,290,771
Mabuchi Motor Co. Ltd.	137,300	10,974,921
Makita Corp.	549,200	33,058,278
Marubeni Corp.	6,865,000	48,819,706
Marui Group Co. Ltd.	961,100	9,402,116
Maruichi Steel Tube Ltd.	137,300	3,837,217
Mazda Motor Corp.	2,196,800	53,427,304
McDonald’s Holdings Co. (Japan) Ltd.[c]	274,600	6,924,080
Medipal Holdings Corp.	549,200	6,990,838
Meiji Holdings Co. Ltd.	250,352	18,088,349
Miraca Holdings Inc.	250,300	11,671,012
Mitsubishi Chemical Holdings Corp.	5,217,600	23,039,939
Mitsubishi Corp.	5,507,600	117,077,003
Mitsubishi Electric Corp.	8,238,000	110,229,863
Mitsubishi Estate Co. Ltd.	5,492,000	136,051,636
Mitsubishi Gas Chemical Co. Inc.	1,373,000	9,012,253

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Mitsubishi Heavy Industries Ltd.	12,357,000	$81,482,780
Mitsubishi Logistics Corp.	477,000	7,324,189
Mitsubishi Materials Corp.	5,207,000	19,241,114
Mitsubishi Motors Corp.	2,608,700	30,060,869
Mitsubishi Tanabe Pharma Corp.	926,300	13,556,489
Mitsubishi UFJ Financial Group Inc.	51,405,480	307,728,045
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,922,200	10,953,559
Mitsui & Co. Ltd.	6,896,500	111,728,196
Mitsui Chemicals Inc.	3,327,000	9,058,783
Mitsui Fudosan Co. Ltd.	3,850,000	128,957,310
Mitsui O.S.K. Lines Ltd.	4,129,000	15,418,253
Mizuho Financial Group Inc.	91,991,260	180,252,238
MS&AD Insurance Group Holdings Inc.	1,934,388	44,759,821
Murata Manufacturing Co. Ltd.	823,800	79,484,063
Nabtesco Corp.	411,900	9,432,824
Nagoya Railroad Co. Ltd.	4,119,000	17,343,579
NEC Corp.	10,784,000	42,261,409
Nexon Co. Ltd.	549,200	5,340,594
NGK Insulators Ltd.	1,373,000	33,084,981
NGK Spark Plug Co. Ltd.	632,000	19,113,337
NH Foods Ltd.	1,373,000	28,331,852
NHK Spring Co. Ltd.	549,200	5,442,065
Nidec Corp.	823,800	54,289,810
Nikon Corp.	1,373,000	21,542,622
Nintendo Co. Ltd.	426,300	47,776,608
Nippon Building Fund Inc.	5,492	30,975,446
Nippon Electric Glass Co. Ltd.	1,487,500	8,461,978
Nippon Express Co. Ltd.	3,855,000	18,818,593
Nippon Paint Co. Ltd.	650,000	15,195,216
Nippon Prologis REIT Inc.	5,321	12,433,863
Nippon Steel & Sumitomo Metal Corp.	30,255,350	92,412,169
Nippon Telegraph and Telephone Corp.	1,510,300	100,750,309
Nippon Yusen K.K.	6,559,000	18,943,191
Nissan Motor Co. Ltd.	9,925,700	98,644,094
Nisshin Seifun Group Inc.	823,870	9,694,002
Nissin Foods Holdings Co. Ltd.	250,300	13,849,438
Nitori Holdings Co. Ltd.	274,600	15,541,129
Nitto Denko Corp.	686,500	31,269,179
NKSJ Holdings Inc.	1,373,050	35,235,853

Security	Shares	Value

NOK Corp.	411,900	$8,479,528
Nomura Holdings Inc.	14,637,600	93,987,526
Nomura Real Estate Holdings Inc.	520,700	9,772,461
Nomura Research Institute Ltd.	411,900	13,097,807
NSK Ltd.	2,366,000	33,798,357
NTT Data Corp.	520,791	20,004,127
NTT DOCOMO Inc.	5,918,617	104,979,408
NTT Urban Development Corp.	411,900	4,558,197
Obayashi Corp.	2,503,000	18,498,371
Odakyu Electric Railway Co. Ltd.	2,746,000	27,130,218
Oji Holdings Corp.	3,855,000	15,707,152
Olympus Corp.[a]	961,100	35,047,649
Omron Corp.	823,800	37,130,481
Ono Pharmaceutical Co. Ltd.	320,000	27,414,791
Oracle Corp. Japan	137,300	5,861,302
Oriental Land Co. Ltd.	274,600	51,803,763
ORIX Corp.	5,227,400	86,085,495
Osaka Gas Co. Ltd.	7,911,000	33,102,575
Otsuka Corp.	142,500	6,526,718
Otsuka Holdings Co. Ltd.	1,510,300	48,414,489
Panasonic Corp.	8,924,768	109,134,981
PARK24 Co. Ltd.	411,900	7,618,358
Rakuten Inc.	3,165,800	42,144,991
Resona Holdings Inc.	8,512,600	47,896,051
Ricoh Co. Ltd.	2,883,300	33,631,724
Rinnai Corp.	137,300	12,657,208
Rohm Co. Ltd.	385,500	22,154,957
Sankyo Co. Ltd.	250,300	9,821,175
Sanrio Co. Ltd.[c]	160,100	4,659,691
Santen Pharmaceutical Co. Ltd.	274,600	16,235,406
SBI Holdings Inc.	823,880	9,806,283
Secom Co. Ltd.	926,300	57,090,382
Sega Sammy Holdings Inc.	694,138	13,925,285
Seiko Epson Corp.	549,200	23,979,268
Sekisui Chemical Co. Ltd.	1,489,000	17,983,546
Sekisui House Ltd.	2,121,900	28,113,860
Seven & I Holdings Co. Ltd.	3,020,680	127,204,305
Seven Bank Ltd.	2,334,100	9,464,868
Sharp Corp.[a,c]	5,937,000	18,821,043
Shikoku Electric Power Co. Inc.[a]	686,500	9,139,092
Shimadzu Corp.	654,000	6,302,465
Shimamura Co. Ltd.	137,300	13,698,624
Shimano Inc.	345,500	40,652,988

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Shimizu Corp.	2,503,000	$19,374,610
Shin-Etsu Chemical Co. Ltd.	1,647,600	105,423,329
Shinsei Bank Ltd.	6,865,000	14,686,634
Shionogi & Co. Ltd.	1,235,700	26,940,627
Shiseido Co. Ltd.	1,373,200	27,334,472
Shizuoka Bank Ltd. (The)	2,746,000	29,934,030
Showa Shell Sekiyu K.K.	686,700	7,806,217
SMC Corp.	274,600	76,917,907
SoftBank Corp.	3,896,600	286,916,470
Sony Corp.	4,153,200	71,565,813
Sony Financial Holdings Inc.	791,100	13,116,405
Stanley Electric Co. Ltd.	655,900	17,227,460
Sumitomo Chemical Co. Ltd.	5,516,000	21,294,812
Sumitomo Corp.	4,393,800	58,556,940
Sumitomo Dainippon Pharma Co. Ltd.	556,600	6,857,706
Sumitomo Electric Industries Ltd.	2,883,500	42,831,198
Sumitomo Heavy Industries Ltd.	2,503,000	12,389,041
Sumitomo Metal Mining Co. Ltd.	1,900,000	31,973,064
Sumitomo Mitsui Financial Group Inc.	5,120,300	212,111,421
Sumitomo Mitsui Trust Holdings Inc.	13,730,600	60,364,703
Sumitomo Realty & Development Co. Ltd.	1,470,000	61,503,136
Sumitomo Rubber Industries Inc.	686,500	10,053,668
Suntory Beverage & Food Ltd.	549,200	20,721,505
Suruga Bank Ltd.	1,373,000	27,050,109
Suzuken Co. Ltd.	274,640	8,839,971
Suzuki Motor Corp.	1,407,300	47,404,942
Sysmex Corp.	549,200	21,576,000
T&D Holdings Inc.	2,334,100	29,722,409
Taiheiyo Cement Corp.	5,492,000	21,522,594
Taisei Corp.	4,119,000	23,511,966
Taisho Pharmaceutical Holdings Co. Ltd.	115,100	8,271,396
Taiyo Nippon Sanso Corp.	1,151,000	10,218,923
Takashimaya Co. Ltd.	1,373,000	12,750,669
Takeda Pharmaceutical Co. Ltd.	3,162,400	145,365,535
TDK Corp.	520,700	25,241,304
Teijin Ltd.	3,855,000	9,634,220
Terumo Corp.	1,235,700	28,382,588
THK Co. Ltd.	411,900	10,041,652

Security	Shares	Value

Tobu Railway Co. Ltd.	4,119,000	$21,749,570
Toho Co. Ltd.	411,900	10,081,707
Toho Gas Co. Ltd.	1,373,000	7,650,401
Tohoku Electric Power Co. Inc.	1,872,700	20,687,385
Tokio Marine Holdings Inc.	2,746,000	87,372,120
Tokyo Electric Power Co. Inc.[a]	5,792,400	22,812,486
Tokyo Electron Ltd.	686,500	44,994,506
Tokyo Gas Co. Ltd.	9,611,000	55,384,632
Tokyo Tatemono Co. Ltd.	1,541,000	13,336,802
Tokyu Corp.	5,207,000	37,874,615
Tokyu Fudosan Holdings Corp.	1,922,200	14,766,743
TonenGeneral Sekiyu K.K.	1,373,000	12,056,391
Toppan Printing Co. Ltd.	2,503,000	19,301,590
Toray Industries Inc.	6,559,000	44,806,705
Toshiba Corp.	16,476,000	74,020,635
TOTO Ltd.	1,373,000	17,396,985
Toyo Seikan Group Holdings Ltd.	655,900	10,351,784
Toyo Suisan Kaisha Ltd.	203,000	6,208,343
Toyoda Gosei Co. Ltd.	250,300	5,128,430
Toyota Industries Corp.	686,500	33,846,015
Toyota Motor Corp.	11,174,200	666,855,306
Toyota Tsusho Corp.	926,300	26,113,130
Trend Micro Inc.	411,900	14,820,149
Unicharm Corp.	549,200	33,880,729
United Urban Investment Corp.	9,611	15,505,080
USS Co. Ltd.	926,380	16,359,275
West Japan Railway Co.	686,500	31,362,639
Yahoo! Japan Corp.	5,655,822	26,014,526
Yakult Honsha Co. Ltd.	305,300	16,328,585
Yamada Denki Co. Ltd.	3,432,550	12,316,925
Yamaguchi Financial Group Inc.	1,373,000	14,179,277
Yamaha Corp.	655,900	10,160,439
Yamaha Motor Co. Ltd.	973,700	16,361,682
Yamato Holdings Co. Ltd.	1,373,000	28,905,966
Yamato Kogyo Co. Ltd.	137,300	4,512,802
Yamazaki Baking Co. Ltd.	159,000	2,027,024
Yaskawa Electric Corp.	831,000	10,941,547
Yokogawa Electric Corp.	823,800	10,534,322
Yokohama Rubber Co. Ltd. (The)	1,373,000	12,016,337

		11,407,969,394
NETHERLANDS — 2.58%
AEGON NV	7,452,644	60,707,343
Akzo Nobel NV	983,068	70,883,956

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Altice SAa	317,163	$18,186,127
ASML Holding NV	1,463,618	138,570,815
Corio NV	271,769	14,445,082
Delta Lloyd NV	819,875	18,939,584
Fugro NV CVA	302,789	11,673,872
Gemalto NVc	324,028	31,631,775
Heineken Holding NV	412,359	26,284,725
Heineken NV	940,505	66,141,291
ING Groep NV CVA[a]	15,683,779	204,497,857
Koninklijke Ahold NV	3,811,448	66,576,825
Koninklijke DSM NV	705,722	48,799,162
Koninklijke KPN NVa	13,087,436	41,746,207
Koninklijke Philips NV	3,958,359	122,238,268
Koninklijke Vopak NV	289,960	13,443,041
OCI NVa,c	343,250	13,116,711
Randstad Holding NV	502,889	24,943,129
Reed Elsevier NV	2,836,618	63,857,532
Royal Boskalis Westminster NV CVA	344,410	18,405,178
TNT Express NV	1,731,389	13,969,092
Unilever NV CVA	6,653,558	274,329,381
Wolters Kluwer NV	1,226,105	33,950,744
Ziggo NV	610,985	27,537,423

		1,424,875,120
NEW ZEALAND — 0.14%
Auckland International Airport Ltd.	3,791,300	12,292,250
Contact Energy Ltd.	1,320,826	6,210,624
Fletcher Building Ltd.	2,787,916	21,580,147
Ryman Healthcare Ltd.	1,525,477	10,487,466
Telecom Corp. of New Zealand Ltd.	7,406,178	17,852,226
Xero Ltd.[a,c]	264,989	5,714,949

		74,137,662
NORWAY — 0.85%
Aker Solutions ASA	615,104	9,102,451
DNB ASA	3,973,462	70,661,196
Gjensidige Forsikring ASA	810,131	15,641,656
Norsk Hydro ASA	5,432,961	32,262,802
Orkla ASA	3,299,319	29,991,190
Seadrill Ltd.[c]	1,545,998	55,795,896
Statoil ASA	4,535,019	129,684,096
Subsea 7 SA	1,146,455	19,113,500
Telenor ASA	3,102,980	71,390,637
Yara International ASA	741,420	33,915,752

		467,559,176

Security	Shares	Value

PORTUGAL — 0.20%
Banco Comercial Portugues SA Registered[a,c]	142,535,704	$20,444,413
Banco Espirito Santo SA Registered[a,c]	10,497,738	2,823,241
Energias de Portugal SA	9,492,922	44,493,468
Galp Energia SGPS SA Class B	1,578,950	28,013,547
Jeronimo Martins SGPS SA	1,039,361	13,586,800

		109,361,469
SINGAPORE — 1.53%
Ascendas REIT	8,238,000	15,382,089
CapitaCommercial Trust	8,238,000	10,991,922
CapitaLand Ltd.	10,984,000	30,368,073
CapitaMall Trust Management Ltd.	8,599,000	13,575,374
City Developments Ltd.	2,343,000	19,865,320
ComfortDelGro Corp. Ltd.	8,790,000	18,244,260
DBS Group Holdings Ltd.	7,013,000	102,397,612
Genting Singapore PLC	26,089,000	27,911,059
Global Logistic Properties Ltd.	12,357,000	27,628,345
Golden Agri-Resources Ltd.	28,835,194	12,362,727
Hutchison Port Holdings Trust	21,431,000	15,966,095
Jardine Cycle & Carriage Ltd.	298,000	11,104,700
Keppel Corp. Ltd.[c]	5,860,000	51,469,007
Keppel Land Ltd.	2,746,000	8,010,129
Noble Group Ltd.	16,476,727	18,749,812
Olam International Ltd.[c]	2,050,000	4,057,779
Oversea-Chinese Banking Corp. Ltd.	10,615,200	84,897,781
SembCorp Industries Ltd.	3,040,000	13,350,323
SembCorp Marine Ltd.[c]	2,746,000	9,110,422
Singapore Airlines Ltd.	2,503,200	20,722,087
Singapore Exchange Ltd.	3,855,000	21,810,554
Singapore Press Holdings Ltd.[c]	6,519,750	21,682,864
Singapore Technologies Engineering Ltd.	6,559,000	19,973,715
Singapore Telecommunications Ltd.	34,327,285	111,962,215
StarHub Ltd.	1,625,000	5,547,542
United Overseas Bank Ltd.[c]	5,492,000	106,332,267
UOL Group Ltd.	2,193,000	11,651,713
Wilmar International Ltd.	7,911,000	20,730,833
Yangzijiang Shipbuilding	6,865,000	5,996,594

		841,853,213

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

SPAIN — 3.58%
Abertis Infraestructuras SA	1,655,838	$36,367,625
Actividades de Construcciones y Servicios SA	721,772	31,613,209
Amadeus IT Holding SA Class A	1,563,851	61,726,776
Banco Bilbao Vizcaya Argentaria SA	24,129,102	297,633,066
Banco de Sabadell SA	13,926,449	45,354,164
Banco Popular Espanol SA	7,190,005	44,079,889
Banco Santander SA	48,295,275	487,680,283
Bankia SAa	18,829,322	37,059,842
CaixaBank SA	7,272,631	43,778,789
Distribuidora Internacional de Alimentacion SA	2,549,749	21,178,995
Enagas SA	661,825	22,040,643
Ferrovial SA	1,667,432	34,982,464
Gas Natural SDG SA	1,445,769	44,405,055
Grifols SA	613,204	27,748,198
Iberdrola SA	21,380,724	159,228,870
Inditex SA	4,475,980	130,886,590
International Consolidated Airlines Group SAa	4,227,467	23,722,740
Mapfre SA	3,981,700	15,353,900
Red Electrica Corporacion SA	383,283	32,923,863
Repsol SA	3,642,569	90,749,380
Telefonica SA	16,793,163	274,349,625
Zardoya Otis SA	703,016	10,751,465

		1,973,615,431
SWEDEN — 3.00%
Alfa Laval AB	1,249,430	28,422,658
Assa Abloy AB Class B	1,340,980	66,020,345
Atlas Copco AB Class A	2,685,612	80,343,391
Atlas Copco AB Class B	1,610,529	43,586,743
Boliden AB	1,154,693	18,776,855
Electrolux AB Class B	994,052	24,743,524
Elekta AB Class Bc	1,515,802	18,580,013
Getinge AB Class B	824,697	20,110,046
Hennes & Mauritz AB Class B	3,878,725	158,890,710
Hexagon AB Class B	1,064,075	33,050,353
Husqvarna AB Class B	1,702,520	13,448,181
Industrivarden AB Class C	488,798	9,109,290
Investment AB Kinnevik Class B	956,981	39,770,567
Investor AB Class B	1,845,312	66,534,320
Lundin Petroleum ABa,c	910,299	16,331,721

Security	Shares	Value

Millicom International Cellular SA SDR[c]	271,854	$23,146,729
Nordea Bank AB	12,381,714	166,381,607
Sandvik AB	4,335,934	54,686,155
Securitas AB Class B	1,270,604	14,783,344
Skandinaviska Enskilda Banken AB Class A	6,183,992	83,009,008
Skanska AB Class B	1,515,886	31,542,774
SKF AB Class B	1,597,278	37,746,547
Svenska Cellulosa AB Class B	2,415,107	59,626,227
Svenska Handelsbanken AB Class A	2,027,921	97,990,463
Swedbank AB Class A	3,705,727	95,139,032
Swedish Match AB	827,919	27,105,972
Tele2 AB Class B	1,322,295	16,131,503
Telefonaktiebolaget LM Ericsson Class B	12,492,927	154,579,835
TeliaSonera AB	9,891,092	74,190,888
Volvo AB Class B	6,229,301	76,310,843

		1,650,089,644
SWITZERLAND — 8.81%
ABB Ltd. Registered[a]	8,946,468	206,419,112
Actelion Ltd. Registered[a]	416,025	50,281,697
Adecco SA Registered[a]	690,619	51,798,324
Aryzta AGa	355,609	32,264,096
Baloise Holding AG Registered	200,458	24,205,750
Barry Callebaut AG Registered[a]	8,238	10,155,942
Compagnie Financiere Richemont SA Class A Bearer	2,130,896	203,059,649
Credit Suisse Group AG Registered	6,208,706	168,924,872
EMS-Chemie Holding AG Registered	30,206	13,055,051
Geberit AG Registered	151,030	50,758,570
Givaudan SA Registered[a]	37,071	60,786,166
Holcim Ltd. Registered[a]	930,894	74,631,225
Julius Baer Group Ltd.[a]	913,761	38,940,106
Kuehne & Nagel International AG Registered	216,940	28,963,506
Lindt & Spruengli AG Participation Certificates	3,855	20,027,516
Lindt & Spruengli AG Registered	270	16,815,243
Lonza Group AG Registered[a]	216,934	24,095,825

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Nestle SA Registered	13,161,578	$977,746,172
Novartis AG Registered	9,392,693	821,718,606
Pargesa Holding SA Bearer	115,334	9,766,544
Partners Group Holding AG	71,400	17,918,707
Roche Holding AG Genusschein	2,868,197	834,940,884
Schindler Holding AG Participation Certificates	210,069	31,442,198
Schindler Holding AG Registered	54,920	8,129,585
SGS SA Registered	23,341	51,004,693
Sika AG Bearer	8,238	32,071,396
Sonova Holding AG Registered	216,934	33,758,013
Sulzer AG Registered	96,900	12,841,142
Swatch Group AG (The) Bearer	126,316	67,638,030
Swatch Group AG (The) Registered	211,450	21,219,413
Swiss Life Holding AG Registered[a]	130,437	30,253,121
Swiss Prime Site AG Registered	237,529	18,860,215
Swiss Re AGa	1,445,769	123,143,967
Swisscom AG Registered	97,483	54,139,354
Syngenta AG Registered	383,067	136,746,451
Transocean Ltd.	1,485,586	59,975,654
UBS AG Registered[a]	14,921,764	257,147,302
Zurich Insurance Group AGa	612,358	178,259,279

		4,853,903,376
UNITED KINGDOM — 21.42%
3i Group PLC	3,971,462	25,311,439
Aberdeen Asset Management PLC	3,759,274	26,262,976
Admiral Group PLC	794,967	19,555,014
Aggreko PLC	1,040,149	30,204,627
AMEC PLC	1,215,520	23,353,600
Anglo American PLC	5,697,950	153,821,332
Antofagasta PLC	1,650,346	22,582,785
ARM Holdings PLC	5,780,330	82,658,118
ASOS PLC[a,c]	223,799	9,468,663
Associated British Foods PLC	1,443,405	67,697,077
AstraZeneca PLC	5,136,393	376,745,016
Aviva PLC	12,006,989	102,066,461
Babcock International Group PLC	2,007,077	37,206,245
BAE Systems PLC	12,943,271	93,483,356
Barclays PLC	66,681,118	254,087,851

Security	Shares	Value

BG Group PLC	13,868,673	$274,417,617
BHP Billiton PLC	8,621,067	295,319,780
BP PLC	75,207,448	614,547,820
British American Tobacco PLC	7,680,562	451,643,685
British Land Co. PLC	3,781,296	44,879,237
British Sky Broadcasting Group PLC	4,183,531	62,084,235
BT Group PLC	32,206,499	211,243,819
Bunzl PLC	1,328,455	35,683,422
Burberry Group PLC	1,812,360	43,265,661
Capita PLC	2,649,902	53,775,412
Carnival PLC	749,658	27,173,445
Centrica PLC	20,728,181	108,135,711
Cobham PLC	4,572,090	22,578,241
Coca-Cola HBC AG SP ADR	831,791	19,405,601
Compass Group PLC	6,819,122	111,385,563
Croda International PLC	557,438	19,772,978
Diageo PLC	10,223,358	308,265,195
Direct Line Insurance Group PLC	6,012,367	28,929,426
easyJet PLC	649,771	14,206,254
Experian PLC	4,039,366	69,355,934
Fresnillo PLC	908,926	14,286,560
Friends Life Group Ltd.	5,867,420	32,917,511
G4S PLC	6,314,427	26,779,536
GKN PLC	6,797,884	39,296,781
GlaxoSmithKline PLC	19,823,374	480,764,812
Glencore PLC[a]	43,309,912	263,268,916
Hammerson PLC	2,788,661	28,295,649
Hargreaves Lansdown PLC	967,965	16,750,701
HSBC Holdings PLC	76,741,089	824,532,156
ICAP PLC	2,277,339	13,372,319
IMI PLC	1,101,487	26,351,097
Imperial Tobacco Group PLC	3,921,288	170,208,124
Inmarsat PLC	1,754,694	21,596,252
InterContinental Hotels Group PLC	964,475	39,242,574
Intertek Group PLC	650,913	28,176,720
Intu Properties PLC	3,459,600	19,204,684
Investec PLC	2,273,388	19,747,331
ITV PLC	15,635,241	55,090,473
J Sainsbury PLC	5,082,846	26,851,094
Johnson Matthey PLC	838,903	41,908,892

Kingfisher PLC	9,687,888	49,166,303
Land Securities Group PLC	3,129,155	55,101,174

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Legal & General Group PLC	24,121,194	$95,456,582
Lloyds Banking Group PLC[a]	232,260,799	291,153,384
London Stock Exchange Group PLC	711,510	23,280,068
Marks & Spencer Group PLC	6,692,587	48,608,688
Meggitt PLC	3,218,368	27,629,697
Melrose Industries PLC	4,369,801	19,417,665
National Grid PLC	15,179,888	219,249,216
Next PLC	630,207	72,031,318
Old Mutual PLC	20,063,749	66,324,539
Pearson PLC	3,348,747	64,508,575
Persimmon PLC[a]	1,260,424	26,663,503
Petrofac Ltd.	1,058,137	19,597,379
Prudential PLC	10,419,697	240,564,696
Randgold Resources Ltd.	359,726	31,095,050
Reckitt Benckiser Group PLC	2,638,906	233,678,568
Reed Elsevier PLC	4,706,644	75,846,711
Rexam PLC	2,834,932	23,978,932
Rio Tinto PLC	5,189,940	297,212,896
Rolls-Royce Holdings PLC[a]	7,647,666	134,280,120
Royal Bank of Scotland Group PLC[a]	10,062,717	60,361,488
Royal Dutch Shell PLC Class A	15,859,523	653,592,965
Royal Dutch Shell PLC Class B	9,967,980	430,063,428
Royal Mail PLC	2,637,533	18,586,594
RSA Insurance Group PLC	4,111,286	31,838,742
SABMiller PLC	3,919,915	214,290,522
Sage Group PLC (The)	4,551,495	28,362,701
Schroders PLC	487,415	19,667,369
SEGRO PLC	2,927,828	17,691,177
Severn Trent PLC	980,980	32,047,237
Shire PLC	2,390,116	197,363,169
Smith & Nephew PLC	3,634,331	62,953,707
Smiths Group PLC	1,600,234	34,446,345
Sports Direct International PLC[a]	1,092,908	12,325,642
SSE PLC	3,941,883	96,964,497
Standard Chartered PLC	9,888,346	205,676,101
Standard Life PLC	9,711,385	61,451,179
Tate & Lyle PLC	1,916,898	20,194,498
Tesco PLC	33,086,554	144,118,825
Travis Perkins PLC	1,001,554	28,322,961

TUI Travel PLC	1,945,710	11,914,481

Security	Shares	Value

Tullow Oil PLC	3,722,203	$45,780,347
Unilever PLC	5,220,146	226,498,454
United Utilities Group PLC	2,778,221	41,745,173
Vodafone Group PLC	108,009,791	361,241,028
Weir Group PLC (The)	861,264	37,326,015
Whitbread PLC	733,194	53,264,728
William Hill PLC	3,565,040	21,222,482
Wm Morrison Supermarkets PLC	8,726,788	24,840,565
Wolseley PLC	1,071,262	55,994,597
WPP PLC	5,496,203	109,866,158

		11,804,074,017

TOTAL COMMON STOCKS
(Cost: $47,586,052,686)		54,508,131,587

PREFERRED STOCKS — 0.59%

GERMANY — 0.59%
Bayerische Motoren Werke AG	218,307	20,744,575
Fuchs Petrolub SE	292,453	11,778,196
Henkel AG & Co. KGaA	715,333	79,708,600
Porsche Automobil Holding SE	632,953	59,392,486
Volkswagen AG	665,905	155,520,747

		327,144,604

TOTAL PREFERRED STOCKS
(Cost: $214,495,150)		327,144,604

RIGHTS — 0.02%

SPAIN — 0.02%
Banco Santander SAa	48,034,584	10,090,435
Zardoya Otis SAa	700,456	432,054

		10,522,489

TOTAL RIGHTS
(Cost: $10,317,943)		10,522,489

SHORT-TERM INVESTMENTS — 0.85%

MONEY MARKET FUNDS — 0.85%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[e,f,g]	426,695,776	426,695,776
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[e,f,g]	26,614,759	26,614,759

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	13,355,623	$13,355,623

		466,666,158

TOTAL SHORT-TERM INVESTMENTS
(Cost: $466,666,158)		466,666,158

TOTAL INVESTMENTS IN SECURITIES — 100.38%
(Cost: $48,277,531,937)		55,312,464,838
Other Assets, Less Liabilities — (0.38)%		(210,257,144)

NET ASSETS — 100.00%		$55,102,207,694

FDR — Fiduciary Depositary Receipts

SDR — Swedish Depositary Receipts

SP ADR — Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Financial futures contracts purchased as of July 31, 2014 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
239	ASX SPI 200 Index (Sep. 2014)	Sydney Futures	$30,941,107	$1,160,986

1,898	Euro STOXX 50 (Sep. 2014)	NYSE LIFFE – London	79,207,770	(3,710,875)

734	FTSE 100 Index (Sep. 2014)	Eurex	82,810,326	(395,093)

460	TOPIX Index (Sep. 2014)	Tokyo Stock	57,815,919	2,315,846

	Net unrealized depreciation			$(629,136)

See notes to financial statements.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2014

	iShares Currency Hedged MSCI EAFE ETF	iShares MSCI EAFE ETF

ASSETS
Investments, at cost:
Unaffiliated	$—	$47,810,865,779
Affiliated (Note 2)	2,365,137	466,666,158

Total cost of investments	$2,365,137	$48,277,531,937

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$—	$54,845,798,680
Affiliated (Note 2)	2,474,380	466,666,158

Total fair value of investments	2,474,380	55,312,464,838
Foreign currency, at value[b]	—	119,383,440
Foreign currency pledged to broker, at value[b]	—	13,410,628
Receivables:
Dividends and interest	—	126,542,768
Futures variation margin	—	3,476,832
Unrealized appreciation on forward currency contracts (Note 1)	39,853	—

Total Assets	2,514,233	55,575,278,506

LIABILITIES
Payables:
Investment securities purchased	31,967	—
Collateral for securities on loan (Note 1)	—	453,310,535
Futures variation margin	—	4,105,968
Unrealized depreciation on forward currency contracts (Note 1)	4,928	—
Investment advisory fees (Note 2)	125	15,654,309

Total Liabilities	37,020	473,070,812

NET ASSETS	$2,477,213	$55,102,207,694

Net assets consist of:
Paid-in capital	$2,374,711	$54,434,386,877
Distributions in excess of net investment income	—	(54,012,033)
Accumulated net realized loss	(41,666)	(6,310,169,827)
Net unrealized appreciation	144,168	7,032,002,677

NET ASSETS	$2,477,213	$55,102,207,694

Shares outstanding[c]	100,000	823,800,000

Net asset value per share	$24.77	$66.89

[a]	Securities on loan with values of $ — and $419,605,450, respectively. See Note 1.
[b]	Cost of foreign currency including currency at broker, if any: $ — and $134,505,109, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2014

	iShares Currency Hedged MSCI EAFE ETF[a]	iShares MSCI EAFE ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$—	$1,944,593,226
Dividends — affiliated (Note 2)	61,798	—
Interest — unaffiliated	—	22,385
Interest — affiliated (Note 2)	—	5,475
Securities lending income — affiliated (Note 2)	—	5,715,061

Total investment income	61,798	1,950,336,147

EXPENSES
Investment advisory fees (Note 2)	4,819	170,786,518

Total expenses	4,819	170,786,518
Less investment advisory fees waived (Note 2)	(4,040)	—

Net expenses	779	170,786,518

Net investment income	61,019	1,779,549,629

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	(607,987,189)
Investments — affiliated (Note 2)	1,177	—
In-kind redemptions — unaffiliated	—	808,768,329
Futures contracts	—	49,497,640
Foreign currency transactions	(42,843)	6,549,588

Net realized gain (loss)	(41,666)	256,828,368

Net change in unrealized appreciation/depreciation on:
Investments	109,243	4,608,324,313
Forward currency contracts	34,925	—
Futures contracts	—	(7,645,827)
Translation of assets and liabilities in foreign currencies	—	(1,978,308)

Net change in unrealized appreciation/depreciation	144,168	4,598,700,178

Net realized and unrealized gain	102,502	4,855,528,546

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$163,521	$6,635,078,175

[a]	For the period from January 31, 2014 (commencement of operations) to July 31, 2014.
[b]	Net of foreign withholding tax of $ — and $126,115,420, respectively.

See notes to financial statements.

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Currency Hedged MSCI EAFE ETF	iShares MSCI EAFE ETF
	Period from January 31, 2014[a] to July 31, 2014	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$61,019	$1,779,549,629	$1,166,554,440
Net realized gain (loss)	(41,666)	256,828,368	315,946,933
Net change in unrealized appreciation/depreciation	144,168	4,598,700,178	6,577,062,749

Net increase in net assets resulting from operations	163,521	6,635,078,175	8,059,564,122

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(61,019)	(1,783,006,729)	(1,215,026,892)
Return of capital	(125)	—	—

Total distributions to shareholders	(61,144)	(1,783,006,729)	(1,215,026,892)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,374,836	10,330,345,313	3,259,066,766
Cost of shares redeemed	—	(2,139,046,440)	(2,471,486,094)

Net increase in net assets from capital share transactions	2,374,836	8,191,298,873	787,580,672

INCREASE IN NET ASSETS	2,477,213	13,043,370,319	7,632,117,902

NET ASSETS
Beginning of period	—	42,058,837,375	34,426,719,473

End of period	$2,477,213	$55,102,207,694	$42,058,837,375

Distributions in excess of net investment income included in net assets at end of period	$—	$(54,012,033)	$(68,868,034)

SHARES ISSUED AND REDEEMED
Shares sold	100,000	157,800,000	56,400,000
Shares redeemed	—	(33,000,000)	(42,000,000)

Net increase in shares outstanding	100,000	124,800,000	14,400,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Currency Hedged MSCI EAFE ETF

Period from Jan. 31, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$23.74

Income from investment operations:
Net investment income[b]	0.62
Net realized and unrealized gain[c]	1.02

Total from investment operations	1.64

Less distributions from:
Net investment income	(0.61)
Return of capital	(0.00)[d]

Total distributions	(0.61)

Net asset value, end of period	$24.77

Total return	6.86%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,477
Ratio of expenses to average net assets[f,g]	0.06%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.39%
Ratio of net investment income to average net assets[g]	4.94%
Portfolio turnover rate[h,i]	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 29 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® MSCI EAFE ETF

(For a share outstanding throughout each period)

	iShares MSCI EAFE ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$60.17	$50.29	$58.87	$51.76	$50.11

Income from investment operations:
Net investment income[a]	2.29	1.68	1.70	1.66	1.33
Net realized and unrealized gain (loss)[b]	6.66	9.96	(8.56)	7.13	1.67

Total from investment operations	8.95	11.64	(6.86)	8.79	3.00

Less distributions from:
Net investment income	(2.23)	(1.76)	(1.72)	(1.68)	(1.35)

Total distributions	(2.23)	(1.76)	(1.72)	(1.68)	(1.35)

Net asset value, end of year	$66.89	$60.17	$50.29	$58.87	$51.76

Total return	14.89%	23.39%	(11.54)%	17.04%	6.05%

Ratios/Supplemental data:
Net assets, end of year (000s)	$55,102,208	$42,058,837	$34,426,719	$38,957,382	$33,386,001
Ratio of expenses to average net assets	0.33%	0.34%	0.34%	0.34%	0.35%
Ratio of net investment income to average net assets	3.47%	2.95%	3.32%	2.86%	2.50%
Portfolio turnover rate[c]	5%	3%	5%	6%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI EAFE[a]	Non-diversified
MSCI EAFE	Diversified

[a]	The Fund commenced operations on January 31, 2014.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently the iShares Currency Hedged MSCI EAFE ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI EAFE ETF. The financial statements and schedule of investments for the iShares MSCI EAFE ETF are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI EAFE ETF.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Currency Hedged MSCI EAFE
Assets:
Exchange-Traded Funds	$2,474,218	$—	$—	$2,474,218
Money Market Funds	162	—	—	162
Forward Currency Contracts[a]	—	39,853	—	39,853

	$2,474,380	$39,853	$—	$2,514,233

Liabilities:
Forward Currency Contracts[a]	$—	$(4,928)	$—	$(4,928)

MSCI EAFE
Assets:
Common Stocks	$54,508,131,060	$—	$527	$54,508,131,587
Preferred Stocks	327,144,604	—	—	327,144,604
Rights	—	10,522,489	—	10,522,489
Money Market Funds	466,666,158	—	—	466,666,158
Futures Contracts[a]	3,476,832	—	—	3,476,832

	$55,305,418,654	$10,522,489	$527	$55,315,941,670

Liabilities:
Futures Contracts[a]	$(4,105,968)	$—	$—	$(4,105,968)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2014 are reflected in dividends receivable. Dividend income and capital gain distributions from underlying funds, if any, are recognized on the ex-dividend date. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The iShares Currency Hedged MSCI EAFE ETF has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of July 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI EAFE	$419,605,450	$419,605,450	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

For its investment advisory services to the iShares MSCI EAFE ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.350%	First $30 billion
0.320	Over $30 billion, up to and including $60 billion
0.280	Over $60 billion, up to and including $90 billion
0.252	Over $90 billion[a]

[a]	Breakpoint level added effective July 1, 2014.

For its investment advisory services to the iShares Currency Hedged MSCI EAFE ETF, BFA is entitled to an annual investment advisory fee of 0.39% based on the average daily net assets of the Fund.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares Currency Hedged MSCI EAFE ETF through November 30, 2015 in an amount equal to the Fund’s pro rata share of the fees and expenses attributable to the Fund’s investments in other iShares funds.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) the iShares MSCI EAFE ETF retains 75% of securities lending income (commencing January 1, 2015 the amount the Fund will retain is expected to change to 70% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, the Fund retained 65% of securities lending income and paid no collateral investment fees.

For the year ended July 31, 2014, the iShares MSCI EAFE ETF paid to BTC securities lending agent services and collateral investment fees in the amount of $2,433,540.

In addition, commencing the business day following a “Hurdle Date” (the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013) and pursuant to a securities lending agreement, (i) the iShares MSCI EAFE ETF will receive for the remainder of that calendar year 80% of securities lending income (for any Hurdle Date after January 1, 2015, the Fund will retain 75% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended July 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Currency Hedged MSCI EAFE
iShares MSCI EAFE ETF	—	38,632	(1,476)	37,156	$2,474,218	$61,798	$1,177

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2014 were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI EAFE	$94,542	$99,580
MSCI EAFE	2,954,468,266	2,724,057,293

In-kind transactions (see Note 4) for the year ended July 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI EAFE	$2,368,836	$—
MSCI EAFE	10,054,891,573	2,082,681,254

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FINANCIAL FUTURES CONTRACTS

Each Fund may purchase or sell financial futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares MSCI EAFE ETF as of July 31, 2014 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation[a]	$3,476,832

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments.

Liabilities
Equity contracts:
Variation margin / Net assets consist of – net unrealized depreciation[b]	$4,105,968

[b]	Represents cumulative depreciation of futures contracts as reported in the schedule of investments.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI EAFE ETF during the year ended July 31, 2014 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$49,497,640	$(7,645,827)

For the year ended July 31, 2014, the average quarter-end number of contracts and notional value of open futures contracts for the iShares MSCI EAFE ETF were $3,640 and $264,035,495, respectively.

6.	FORWARD CURRENCY CONTRACTS

The iShares Currency Hedged MSCI EAFE ETF may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of the Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

The following table shows the value of forward currency contracts held by the iShares Currency Hedged MSCI EAFE ETF as of July 31, 2014 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Forward currency contracts:
Unrealized appreciation on forward currency contracts/ Net assets consist of – net unrealized appreciation	$39,853

Liabilities
Forward currency contracts:
Unrealized depreciation on forward currency contracts/ Net assets consist of – net unrealized depreciation	$4,928

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the realized and unrealized gains (losses) on forward currency contracts held by the iShares Currency Hedged MSCI EAFE ETF during the year ended July 31, 2014 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Forward currency contracts:
Foreign currency transactions/Forward currency contracts	$(42,843)	$34,925

The following table shows the average quarter-end balances of open futures contracts for the year ended July 31, 2014:

iShares Currency Hedged MSCI EAFE ETF
Average number of contracts purchased	16
Average number of contracts sold	33
Average value of contracts purchased	$1,764,491
Average value of contracts sold	$4,155,261

The iShares Currency Hedged MSCI EAFE ETF’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. In order to better define its contractual rights and to secure rights that will help the Fund to mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Forward currency contracts held by the Fund generally do not require collateral. To the extent amounts due to the Fund from the counterparty are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table presents the exposure of the open forward currency contracts held by the iShares Currency Hedged MSCI EAFE ETF that are subject to potential offset on the statement of assets and liabilities as of July 31, 2014:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
Forward currency contracts	$39,853	$(4,928)	$34,925

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
Forward currency contracts	$4,928	$(4,928)	$—

7.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets, with the iShares Currency Hedged MSCI EAFE ETF investing indirectly, in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the statement of assets and liabilities.

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2014, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI EAFE	$708,059,402	$18,313,101	$(726,372,503)

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 was as follows:

iShares ETF	2014	2013
Currency Hedged MSCI EAFE
Ordinary income	$61,019
Return of capital	125

	$61,144

MSCI EAFE
Ordinary income	$1,783,006,729	$1,215,026,892

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Currency Hedged MSCI EAFE	$—	$(6,428)	$108,930	$—	$102,502
MSCI EAFE	95,857,249	(4,543,534,089)	5,313,007,870	(197,510,213)	667,820,817

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
Currency Hedged MSCI EAFE	$6,428	$—	$—	$—	$6,428
MSCI EAFE	1,461,846,177	587,985,426	1,597,347,728	896,354,758	4,543,534,089

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI EAFE	$2,366,048	$108,332	$—	$108,332
MSCI EAFE	50,000,613,896	11,105,802,467	(5,793,951,525)	5,311,850,942

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

9.	LEGAL PROCEEDINGS

On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund (the “Plaintiffs”) against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF. The complaint

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the above eight funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts, and monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit. On August 28, 2013, the court dismissed the claims without prejudice. The deadline for the Plaintiffs’ request to amend the complaint was September 17, 2013. The Plaintiffs submitted a motion to extend the time to file and the court granted the 30-day extension until October 17, 2013. The Plaintiffs did not amend their complaint prior to this deadline. The Court dismissed the complaint with prejudice on October 24, 2013. The Plaintiffs filed a notice of appeal on November 8, 2013. On February 13, 2014, the Plaintiffs filed an appeal brief with the United States Court of Appeals for the Sixth Circuit (“the Sixth Circuit”). The Defendants filed a response on March 17, 2014. The Plaintiffs filed their response on April 3, 2014. Oral argument of the Plaintiff’s appeal was heard by the Sixth Circuit on July 30, 2014. The Sixth Circuit will consider the matter and is expected to render a decision later in 2014.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Currency Hedged MSCI EAFE ETF and iShares MSCI EAFE ETF (the “Funds”) at July 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2014

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended July 31, 2014, the iShares MSCI EAFE ETF earned foreign source income of $1,825,489,026 and paid foreign taxes of $126,083,854 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

For the fiscal year ended July 31, 2014, the iShares Currency Hedged MSCI EAFE ETF intends to pass through to its shareholders foreign source income earned of $54,016 and foreign taxes paid of $4,526 by the underlying funds pursuant to Section 852(g)(1) of the Code.

For corporate shareholders, the percentage of the income dividends paid by the iShares MSCI EAFE ETF during the fiscal year ended July 31, 2014 which qualified for the dividends-received deduction is 13.22%.

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2014:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI EAFE	$65,545
MSCI EAFE	1,909,090,583

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	45

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I.    iShares Currency Hedged MSCI EAFE ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including any advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine each iShares fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were at the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

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Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES® TRUST

Because the Fund had not commenced operations as of December 31, 2013, the Board did not review any performance information for the Fund.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services to be Provided by BFA — The Board noted that the Fund had not commenced operations as of December 31, 2013, and reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — While the Board reviewed information about the profitability of the iShares complex to BlackRock based on fees payable to BFA and its affiliates (including fees under advisory contracts with iShares funds), and all other sources of revenue and expense to BFA and its affiliates from iShares funds’ operations for the last calendar year, the Board did not consider the profitability of the Fund to BFA and its affiliates since the Fund had not commenced operations as of December 31, 2013. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale with respect to the iShares funds that are in operation was focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of

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Board Review and Approval of Investment Advisory

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scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services to be provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed. The Board considered the proposed investment advisory fee rate for the Fund in relation to that of iShares MSCI EAFE ETF. The Board noted that the Fund’s proposed investment advisory fee rate is higher than that of iShares MSCI EAFE ETF, which invests in similar underlying securities but, unlike the Fund, is not currency rate hedged, and concluded that the Fund’s higher relative fee rate is appropriate.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA, since the Fund had not commenced operations as of December 31, 2013. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the

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Board Review and Approval of Investment Advisory

Contract  (Continued)

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services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II.    iShares MSCI EAFE ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES® TRUST

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES® TRUST

focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal regarding adding additional breakpoints to the Fund. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

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Board Review and Approval of Investment Advisory

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Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI EAFE	$2.183390	$—	$0.044526	$2.227916	98%	—%	2%	100%

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	53

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Currency Hedged MSCI EAFE ETF

Period Covered: April 1, 2014 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	63	100.00%

	63	100.00%

iShares MSCI EAFE ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	25	1.81
Greater than 1.0% and Less than 1.5%	60	4.34
Greater than 0.5% and Less than 1.0%	277	20.05
Between 0.5% and –0.5%	810	58.62
Less than –0.5% and Greater than –1.0%	105	7.61
Less than –1.0% and Greater than –1.5%	63	4.56
Less than –1.5% and Greater than –2.0%	18	1.30
Less than –2.0% and Greater than –2.5%	6	0.43
Less than –2.5% and Greater than –3.0%	4	0.28
Less than –3.0% and Greater than –3.5%	2	0.14

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI EAFE ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; and (b) staff who are senior management or who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards. Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organisational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

The figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI EAFE ETF in respect of BFA’s financial year ending December 31, 2013 was USD 10,950,919. This figure is comprised of fixed remuneration of USD 4,305,850 and variable remuneration of USD 6,645,069. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI EAFE ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 1,759,348.

SUPPLEMENTAL INFORMATION	55

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 311 funds (as of July 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (43)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	57

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	59

Notes:

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	61

Notes:

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-73-0714

JULY 31, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares Conservative Allocation ETF | AOK | NYSE Arca
➢	iShares Moderate Allocation ETF | AOM | NYSE Arca
➢	iShares Growth Allocation ETF | AOR | NYSE Arca
➢	iShares Aggressive Allocation ETF | AOA | NYSE Arca
➢	iShares Target Date Retirement Income ETF | TGR | NYSE Arca
➢	iShares Target Date 2010 ETF | TZD | NYSE Arca
➢	iShares Target Date 2015 ETF | TZE | NYSE Arca
➢	iShares Target Date 2020 ETF | TZG | NYSE Arca
➢	iShares Target Date 2025 ETF | TZI | NYSE Arca
➢	iShares Target Date 2030 ETF | TZL | NYSE Arca
➢	iShares Target Date 2035 ETF | TZO | NYSE Arca
➢	iShares Target Date 2040 ETF | TZV | NYSE Arca
➢	iShares Target Date 2045 ETF | TZW | NYSE Arca
➢	iShares Target Date 2050 ETF | TZY | NYSE Arca
➢	iShares Morningstar Multi-Asset Income ETF | IYLD | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

MARKET PERFORMANCE OVERVIEW

U.S. stocks performed well for the 12-month period ended July 31, 2014 (the “reporting period”), advancing by about 17%. The U.S. economy grew at an uneven but moderate rate, led by improving job growth (the unemployment rate fell to as low as 6.1%, its lowest level since September 2008, before finishing the reporting period at 6.2%) and a continued recovery in the housing market. The U.S. Federal Reserve Bank (the “Fed”) expressed its confidence in the economy’s resilience by tapering its quantitative easing activity beginning in January 2014. The Fed reduced its government bond purchases from $85 billion per month in 2013 to $35 billion per month as of the end of the reporting period.

From a sector perspective, technology and health care stocks were among the leading performers during the reporting period. Commodity-driven sectors such as energy and materials also fared well. Underperforming sectors included utilities, telecommunication services, and real estate; these interest-rate-sensitive sectors lagged the broader market primarily during the first half of the reporting period, when initial concerns about the Fed’s tapering plans pushed interest rates higher.

Despite rising rates early in the reporting period, U.S. bonds posted positive returns overall for the reporting period. After bond yields rose during the last half of 2013, they declined in early 2014 as severe winter weather in many areas of the country led to a spate of weaker economic data. For the full reporting period, bond yields were mixed — yields rose slightly among short- and intermediate-term bonds, while longer-term bonds saw their yields decline. The best-performing sectors in the U.S. bond market included high-yield and investment-grade corporate bonds, as well as residential mortgage-backed securities. Treasury inflation-protected securities (TIPS) also performed well as the inflation rate increased during the reporting period, though it remained low by historical standards. Nominal U.S. Treasury securities generated positive returns for the reporting period but underperformed other segments of the bond market.

International stocks gained approximately 15% for the reporting period. International equity markets generally benefited from significant liquidity as many central banks around the world maintained or expanded their accommodative monetary policies in an effort to stimulate economic activity. These efforts began to have a positive impact during the reporting period as improving economic conditions in many regions of the world provided a favorable backdrop for stock market performance.

European stocks generated returns of approximately 16% for the reporting period. Although economic growth remained subdued across the Continent, the weakest European economies showed meaningful signs of stabilization during the reporting period. In particular, many southern European countries reported consecutive quarters of positive growth after several years of recession. Nonetheless, concerns about the possibility of deflation led the European Central Bank to lower short-term interest rates late in the reporting period. The best-performing markets in Europe included Finland, Denmark, and Spain.

Stocks in the Asia/Pacific region returned approximately 13% for the reporting period. Economic growth in the Asia/Pacific region diverged as emerging markets generally slowed while more developed economies showed signs of improvement. Japan’s stock market lagged amid concerns about the negative impact of a new consumption tax on the Japanese economy. Stock markets in New Zealand and Australia were among the best performers during the reporting period.

Emerging markets stocks enjoyed double-digit gains for the reporting period, but experienced significantly greater volatility than stocks in developed markets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CONSERVATIVE ALLOCATION ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.42%	6.46%	6.47%	6.42%	6.46%	6.47%
5 Years	6.57%	6.58%	6.64%	37.47%	37.55%	37.94%
Since Inception	6.61%	6.61%	6.68%	44.38%	44.40%	44.91%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 36 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,035.90	$0.56	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which each Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 36 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CONSERVATIVE ALLOCATION ETF

The iShares Conservative Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a conservative target risk allocation strategy, as represented by the S&P Target Risk Conservative Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 6.42%, net of fees, while the total return for the Index was 6.47%.

PORTFOLIO ALLOCATION

As of 7/31/14

Asset Class	Percentage of Total Investments*

Domestic Fixed Income	65.69%
Domestic Equity	20.42
International Equity	13.89

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

iShares Core U.S. Aggregate Bond ETF	34.26%
iShares Short Treasury Bond ETF	19.55
iShares Core S&P 500 ETF	14.64
iShares MSCI EAFE ETF	12.17
iShares iBoxx $ High Yield Corporate Bond ETF	6.56

TOTAL	87.18%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MODERATE ALLOCATION ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.19%	8.15%	8.27%	8.19%	8.15%	8.27%
5 Years	7.88%	7.88%	7.98%	46.12%	46.10%	46.81%
Since Inception	7.83%	7.83%	7.93%	54.13%	54.16%	54.92%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 36 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,045.20	$0.56	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which each Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 36 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MODERATE ALLOCATION ETF

The iShares Moderate Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a moderate target risk allocation strategy, as represented by the S&P Target Risk Moderate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 8.19%, net of fees, while the total return for the Index was 8.27%.

PORTFOLIO ALLOCATION

As of 7/31/14

Asset Class	Percentage of Total Investments*

Domestic Fixed Income	53.11%
Domestic Equity	26.91
International Equity	18.40
Domestic Real Estate	1.58

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

iShares Core U.S. Aggregate Bond ETF	27.77%
iShares Core S&P 500 ETF	18.17
iShares Short Treasury Bond ETF	15.48
iShares MSCI EAFE ETF	13.75
iShares iBoxx $ High Yield Corporate Bond	6.30

TOTAL	81.47%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® GROWTH ALLOCATION ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.77%	10.80%	10.89%	10.77%	10.80%	10.89%
5 Years	10.41%	10.40%	10.53%	64.10%	64.02%	65.00%
Since Inception	10.09%	10.10%	10.20%	73.67%	73.70%	74.62%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 36 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,060.10	$0.56	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which each Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 36 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® GROWTH ALLOCATION ETF

The iShares Growth Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a growth allocation target risk strategy, as represented by the S&P Target Risk Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 10.77%, net of fees, while the total return for the Index was 10.89%.

PORTFOLIO ALLOCATION

As of 7/31/14

Asset Class	Percentage of Total Investments*

Domestic Equity	41.77%
Domestic Fixed Income	34.83
International Equity	20.12
Domestic Real Estate	3.28

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

iShares Core S&P 500 ETF	28.83%
iShares Core U.S. Aggregate Bond ETF	22.85
iShares MSCI EAFE ETF	14.34
iShares Core S&P Mid-Cap ETF	7.43
iShares MSCI Emerging Markets ETF	5.78

TOTAL	79.23%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® AGGRESSIVE ALLOCATION ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.24%	13.16%	13.36%	13.24%	13.16%	13.36%
5 Years	13.50%	13.47%	13.64%	88.39%	88.11%	89.56%
Since Inception	12.81%	12.81%	12.94%	99.77%	99.75%	101.08%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 36 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,072.80	$0.57	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which each Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 36 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® AGGRESSIVE ALLOCATION ETF

The iShares Aggressive Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent an aggressive target risk allocation strategy, as represented the S&P Target Risk Aggressive Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 13.24%, net of fees, while the total return for the Index was 13.36%.

PORTFOLIO ALLOCATION

As of 7/31/14

Asset Class	Percentage of Total Investments*

Domestic Equity	51.73%
International Equity	29.91
Domestic Fixed Income	14.51
Domestic Real Estate	3.85

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

iShares Core S&P 500 ETF	29.83%
iShares MSCI EAFE ETF	21.69
iShares Core S&P Mid-Cap ETF	17.53
iShares Core U.S. Aggregate Bond ETF	8.83
iShares MSCI Emerging Markets ETF	8.22

TOTAL	86.10%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® TARGET DATE RETIREMENT INCOME ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.20%	6.20%	6.27%	6.20%	6.20%	6.27%
5 Years	7.22%	6.77%	7.28%	41.71%	38.78%	42.08%
Since Inception	7.40%	7.40%	7.47%	50.65%	50.67%	51.17%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 36 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,034.90	$0.55	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which each Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 36 for more information.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TARGET DATE RETIREMENT INCOME ETF

The iShares Target Date Retirement Income ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds for investors who have retired or plan to retire in the near term, as represented by the S&P Target Date Retirement Income Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 6.20%, net of fees, while the total return for the Index was 6.27%.

Special note — On July 22, 2014, the Board of Trustees of iShares Trust unanimously voted to close and liquidate the Fund. After the close of business on October 14, 2014, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 15, 2014. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 21, 2014.

PORTFOLIO ALLOCATION

As of 7/31/14

Asset Class	Percentage of Total Investments*

Domestic Fixed Income	72.08%
Domestic Equity	19.38
International Equity	8.54

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

iShares Core U.S. Aggregate Bond ETF	43.69%
iShares Short Treasury Bond ETF	18.93
iShares Core S&P 500 ETF	14.25
iShares MSCI EAFE ETF	7.69
iShares TIPS Bond ETF	6.52

TOTAL	91.08%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® TARGET DATE 2010 ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.44%	7.47%	7.55%	7.44%	7.47%	7.55%
5 Years	8.46%	8.09%	8.54%	50.12%	47.55%	50.63%
Since Inception	8.50%	8.51%	8.58%	59.74%	59.79%	60.41%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 36 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,041.20	$0.56	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which each Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 36 for more information.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TARGET DATE 2010 ETF

The iShares Target Date 2010 ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds for investors who plan to retire or begin to gradually withdraw their money around 2010, as represented by the S&P Target Date 2010 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 7.44%, net of fees, while the total return for the Index was 7.55%.

Special note — On July 22, 2014, the Board of Trustees of iShares Trust unanimously voted to close and liquidate the Fund. After the close of business on October 14, 2014, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 15, 2014. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 21, 2014.

PORTFOLIO ALLOCATION

As of 7/31/14

Asset Class	Percentage of Total Investments*

Domestic Fixed Income	61.70%
Domestic Equity	26.25
International Equity	12.05

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

iShares Core U.S. Aggregate Bond ETF	38.14%
iShares Core S&P 500 ETF	18.78
iShares Short Treasury Bond ETF	15.60
iShares MSCI EAFE ETF	10.76
iShares Core S&P Mid-Cap ETF	5.73

TOTAL	89.01%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® TARGET DATE 2015 ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.65%	8.56%	8.77%	8.65%	8.56%	8.77%
5 Years	9.62%	9.62%	9.69%	58.28%	58.26%	58.81%
Since Inception	9.51%	9.51%	9.59%	68.40%	68.44%	69.09%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 36 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,048.00	$0.56	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which each Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 36 for more information.

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TARGET DATE 2015 ETF

The iShares Target Date 2015 ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds for investors who plan to retire or begin to gradually withdraw their money around 2015, as represented by the S&P Target Date 2015 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 8.65%, net of fees, while the total return for the Index was 8.77%.

Special note — On July 22, 2014, the Board of Trustees of iShares Trust unanimously voted to close and liquidate the Fund. After the close of business on October 14, 2014, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 15, 2014. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 21, 2014.

PORTFOLIO ALLOCATION

As of 7/31/14

Asset Class	Percentage of Total Investments*

Domestic Fixed Income	51.85%
Domestic Equity	32.32
International Equity	15.21
Domestic Real Estate	0.62

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

iShares Core U.S. Aggregate Bond ETF	32.71%
iShares Core S&P 500 ETF	22.76
iShares MSCI EAFE ETF	13.50
iShares Short Treasury Bond ETF	12.58
iShares Core S&P Mid-Cap ETF	7.25

TOTAL	88.80%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® TARGET DATE 2020 ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.72%	9.72%	9.83%	9.72%	9.72%	9.83%
5 Years	10.60%	10.58%	10.67%	65.49%	65.31%	66.01%
Since Inception	10.33%	10.33%	10.41%	75.78%	75.77%	76.49%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 36 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,053.50	$0.56	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which each Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 36 for more information.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TARGET DATE 2020 ETF

The iShares Target Date 2020 ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds for investors who plan to retire or begin to gradually withdraw their money around 2020, as represented by the S&P Target Date 2020 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 9.72%, net of fees, while the total return for the Index was 9.83%.

Special note — On July 22, 2014, the Board of Trustees of iShares Trust unanimously voted to close and liquidate the Fund. After the close of business on October 14, 2014, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 15, 2014. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 21, 2014.

PORTFOLIO ALLOCATION

As of 7/31/14

Asset Class	Percentage of Total Investments*

Domestic Fixed Income	43.22%
Domestic Equity	37.89
International Equity	18.15
Domestic Real Estate	0.74

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

iShares Core U.S. Aggregate Bond ETF	27.81%
iShares Core S&P 500 ETF	26.40
iShares MSCI EAFE ETF	16.05
iShares Short Treasury Bond ETF	10.06
iShares Core S&P Mid-Cap ETF	8.65

TOTAL	88.97%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® TARGET DATE 2025 ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.63%	10.97%	10.65%	10.63%	10.97%	10.65%
5 Years	11.41%	11.41%	11.48%	71.60%	71.64%	72.15%
Since Inception	10.98%	10.98%	11.06%	81.84%	81.87%	82.61%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 36 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,058.10	$0.56	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which each Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 36 for more information.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TARGET DATE 2025 ETF

The iShares Target Date 2025 ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds for investors who plan to retire or begin to gradually withdraw their money around 2025, as represented by the S&P Target Date 2025 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 10.63%, net of fees, while the total return for the Index was 10.65%.

Special note — On July 22, 2014, the Board of Trustees of iShares Trust unanimously voted to close and liquidate the Fund. After the close of business on October 14, 2014, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 15, 2014. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 21, 2014.

PORTFOLIO ALLOCATION

As of 7/31/14

Asset Class	Percentage of Total Investments*

Domestic Equity	42.82%
Domestic Fixed Income	35.52
International Equity	20.81
Domestic Real Estate	0.85

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

iShares Core S&P 500 ETF	29.62%
iShares Core U.S. Aggregate Bond ETF	23.28
iShares MSCI EAFE ETF	18.34
iShares Core S&P Mid-Cap ETF	9.90
iShares Short Treasury Bond ETF	7.95

TOTAL	89.09%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® TARGET DATE 2030 ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.46%	11.40%	11.44%	11.46%	11.40%	11.44%
5 Years	12.07%	12.05%	12.13%	76.78%	76.61%	77.27%
Since Inception	11.47%	11.47%	11.56%	86.54%	86.49%	87.30%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 36 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,062.30	$0.56	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which each Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 36 for more information.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TARGET DATE 2030 ETF

The iShares Target Date 2030 ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds for investors who plan to retire or begin to gradually withdraw their money around 2030, as represented by the S&P Target Date 2030 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 11.46%, net of fees, while the total return for the Index was 11.44%.

Special note — On July 22, 2014, the Board of Trustees of iShares Trust unanimously voted to close and liquidate the Fund. After the close of business on October 14, 2014, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 15, 2014. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 21, 2014.

PORTFOLIO ALLOCATION

As of 7/31/14

Asset Class	Percentage of Total Investments*

Domestic Equity	47.09%
Domestic Fixed Income	28.78
International Equity	23.18
Domestic Real Estate	0.95

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

iShares Core S&P 500 ETF	32.40%
iShares MSCI EAFE ETF	20.38
iShares Core U.S. Aggregate Bond ETF	19.12
iShares Core S&P Mid-Cap ETF	10.99
iShares Short Treasury Bond ETF	6.27

TOTAL	89.16%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance

iSHARES® TARGET DATE 2035 ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.15%	12.12%	12.15%	12.15%	12.12%	12.15%
5 Years	12.60%	11.99%	12.66%	81.04%	76.12%	81.48%
Since Inception	11.87%	11.87%	11.94%	90.41%	90.36%	91.08%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 36 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,066.10	$0.56	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which each Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 36 for more information.

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TARGET DATE 2035 ETF

The iShares Target Date 2035 ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds for investors who plan to retire or begin to gradually withdraw their money around 2035, as represented by the S&P Target Date 2035 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 12.15%, net of fees, while the total return for the Index was 12.15%.

Special note — On July 22, 2014, the Board of Trustees of iShares Trust unanimously voted to close and liquidate the Fund. After the close of business on October 14, 2014, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 15, 2014. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 21, 2014.

PORTFOLIO ALLOCATION

As of 7/31/14

Asset Class	Percentage of Total Investments*

Domestic Equity	51.01%
International Equity	25.42
Domestic Fixed Income	22.53
Domestic Real Estate	1.04

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

iShares Core S&P 500 ETF	34.94%
iShares MSCI EAFE ETF	22.28
iShares Core U.S. Aggregate Bond ETF	15.43
iShares Core S&P Mid-Cap ETF	12.00
iShares Short Treasury Bond ETF	5.06

TOTAL	89.71%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance

iSHARES® TARGET DATE 2040 ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.66%	12.86%	12.65%	12.66%	12.86%	12.65%
5 Years	12.98%	12.79%	13.03%	84.07%	82.55%	84.48%
Since Inception	12.16%	12.16%	12.22%	93.19%	93.23%	93.84%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 36 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,068.90	$0.56	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which each Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 36 for more information.

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TARGET DATE 2040 ETF

The iShares Target Date 2040 ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds for investors who plan to retire or begin to gradually withdraw their money around 2040, as represented by the S&P Target Date 2040 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 12.66%, net of fees, while the total return for the Index was 12.65%.

Special note — On July 22, 2014, the Board of Trustees of iShares Trust unanimously voted to close and liquidate the Fund. After the close of business on October 14, 2014, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 15, 2014. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 21, 2014.

PORTFOLIO ALLOCATION

As of 7/31/14

Asset Class	Percentage of Total Investments*

Domestic Equity	53.77%
International Equity	27.12
Domestic Fixed Income	18.01
Domestic Real Estate	1.10

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

iShares Core S&P 500 ETF	36.69%
iShares MSCI EAFE ETF	23.71
iShares Core S&P Mid-Cap ETF	12.74
iShares Core U.S. Aggregate Bond ETF	11.97
iShares Core S&P Small-Cap ETF	4.34

TOTAL	89.45%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	29

Management’s Discussion of Fund Performance

iSHARES® TARGET DATE 2045 ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.08%	13.11%	13.06%	13.08%	13.11%	13.06%
Since Inception	14.65%	14.66%	14.63%	49.85%	49.89%	49.73%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/16/11. The first day of secondary market trading was 8/18/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 36 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,071.10	$0.56	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which each Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 36 for more information.

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TARGET DATE 2045 ETF

The iShares Target Date 2045 ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds for investors who plan to retire or begin to gradually withdraw their money around 2045, as represented by the S&P Target Date 2045 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 13.08%, net of fees, while the total return for the Index was 13.06%.

Special note — On July 22, 2014, the Board of Trustees of iShares Trust unanimously voted to close and liquidate the Fund. After the close of business on October 14, 2014, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 15, 2014. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 21, 2014.

PORTFOLIO ALLOCATION

As of 7/31/14

Asset Class	Percentage of Total Investments*

Domestic Equity	55.93%
International Equity	28.56
Domestic Fixed Income	14.35
Domestic Real Estate	1.16

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

iShares Core S&P 500 ETF	38.05%
iShares MSCI EAFE ETF	24.90
iShares Core S&P Mid-Cap ETF	13.33
iShares Core U.S. Aggregate Bond ETF	8.95
iShares Core S&P Small-Cap ETF	4.55

TOTAL	89.78%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	31

Management’s Discussion of Fund Performance

iSHARES® TARGET DATE 2050 ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.58%	13.54%	13.54%	13.58%	13.54%	13.54%
Since Inception	15.05%	15.06%	15.04%	51.42%	51.46%	51.34%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/16/11. The first day of secondary market trading was 8/18/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 36 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,073.80	$0.57	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which each Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 36 for more information.

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TARGET DATE 2050 ETF

The iShares Target Date 2050 ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds for investors who plan to retire or begin to gradually withdraw their money around 2050, as represented by the S&P Target Date 2050 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 13.58%, net of fees, while the total return for the Index was 13.54%.

Special note — On July 22, 2014, the Board of Trustees of iShares Trust unanimously voted to close and liquidate the Fund. After the close of business on October 14, 2014, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 15, 2014. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 21, 2014.

PORTFOLIO ALLOCATION

As of 7/31/14

Asset Class	Percentage of Total Investments*

Domestic Equity	58.26%
International Equity	30.14
Domestic Fixed Income	10.38
Domestic Real Estate	1.22

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

iShares Core S&P 500 ETF	39.52%
iShares MSCI EAFE ETF	26.20
iShares Core S&P Mid-Cap ETF	13.97
iShares Core U.S. Aggregate Bond ETF	6.43
iShares Core S&P Small-Cap ETF	4.77

TOTAL	90.89%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	33

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MULTI-ASSET INCOME ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.95%	10.95%	10.66%	10.95%	10.95%	10.66%
Since Inception	7.93%	7.95%	7.87%	19.46%	19.50%	19.26%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/5/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 36 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,076.30	$1.03	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which each Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 36 for more information.

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MULTI-ASSET INCOME ETF

The iShares Morningstar Multi-Asset Income ETF (the “Fund”) seeks to track the investment results of an index composed of underlying equity, fixed income and other income funds that collectively seek to deliver high current income while providing an opportunity for capital appreciation, as represented by the Morningstar® Multi-Asset High Income IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 10.95%, net of fees, while the total return for the Index was 10.66%.

PORTFOLIO ALLOCATION

As of 7/31/14

Asset Class	Percentage of Total Investments*

Domestic Fixed Income	50.06%
Domestic Real Estate	14.86
Domestic Equity	14.11
International Fixed Income	9.98
International Equity	5.88
International Real Estate	5.11

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

iShares iBoxx $ High Yield Corporate Bond ETF	19.62%
iShares 20+ Year Treasury Bond ETF	15.33
iShares Mortgage Real Estate Capped ETF	14.86
iShares Core High Dividend ETF	14.11
iShares Emerging Markets Local Currency Bond ETF	9.98

TOTAL	73.90%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	35

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2014 and held through July 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CONSERVATIVE ALLOCATION ETF

July 31, 2014

Security	Shares	Value

INVESTMENT COMPANIES — 99.95%

DOMESTIC EQUITY — 20.41%
iShares Core S&P 500 ETF	136,072	$26,431,986
iShares Core S&P Mid-Cap ETF	25,330	3,464,131
iShares Core S&P Small-Cap ETF	65,718	6,956,907

		36,853,024
DOMESTIC FIXED INCOME — 65.65%
iShares Core U.S. Aggregate Bond ETF	567,789	61,849,256
iShares iBoxx $ High Yield Corporate Bond ETF[a]	128,020	11,834,169
iShares Short Treasury Bond ETF	320,037	35,287,279
iShares TIPS Bond ETF	83,504	9,595,445

		118,566,149
INTERNATIONAL EQUITY — 13.89%
iShares MSCI EAFE ETF	329,824	21,962,980
iShares MSCI Emerging Markets ETF	71,135	3,117,136

		25,080,116

TOTAL INVESTMENT COMPANIES
(Cost: $171,769,263)		180,499,289

SHORT-TERM INVESTMENTS — 6.74%

MONEY MARKET FUNDS — 6.74%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c]	11,373,526	11,373,526
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c]	709,413	709,413
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	96,250	96,250

		12,179,189

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,179,189)		12,179,189

TOTAL INVESTMENTS IN SECURITIES — 106.69%
(Cost: $183,948,452)		192,678,478
Other Assets, Less Liabilities — (6.69)%		(12,087,359)

NET ASSETS — 100.00%		$180,591,119

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® MODERATE ALLOCATION ETF

July 31, 2014

Security	Shares	Value

INVESTMENT COMPANIES — 99.94%

DOMESTIC EQUITY — 26.89%
iShares Core S&P 500 ETF	230,643	$44,802,403
iShares Core S&P Mid-Cap ETF	61,309	8,384,619
iShares Core S&P Small-Cap ETF	124,317	13,160,197

		66,347,219
DOMESTIC FIXED INCOME — 53.08%
iShares Core U.S. Aggregate Bond ETF	628,452	68,457,276
iShares iBoxx $ High Yield Corporate Bond ETF[a]	167,942	15,524,559
iShares Short Treasury Bond ETF	346,094	38,160,324
iShares TIPS Bond ETF	76,559	8,797,395

		130,939,554
DOMESTIC REAL ESTATE — 1.58%
iShares Cohen & Steers REIT ETF[a]	44,364	3,897,821

		3,897,821
INTERNATIONAL EQUITY — 18.39%
iShares MSCI EAFE ETF	509,246	33,910,691
iShares MSCI Emerging Markets ETF	261,245	11,447,756

		45,358,447

TOTAL INVESTMENT COMPANIES
(Cost: $228,533,937)		246,543,041

SHORT-TERM INVESTMENTS — 6.55%

MONEY MARKET FUNDS — 6.55%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c]	15,062,915	15,062,915
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c]	939,535	939,535
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	162,694	162,694

		16,165,144

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,165,144)		16,165,144

Value

TOTAL INVESTMENTS IN SECURITIES — 106.49%
(Cost: $244,699,081)	$262,708,185
Other Assets, Less Liabilities — (6.49)%	(16,007,499)

NET ASSETS — 100.00%	$246,700,686

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® GROWTH ALLOCATION ETF

July 31, 2014

Security	Shares	Value

INVESTMENT COMPANIES — 99.94%

DOMESTIC EQUITY — 41.75%
iShares Core S&P 500 ETF	454,176	$88,223,688
iShares Core S&P Mid-Cap ETF	166,255	22,737,034
iShares Core S&P Small-Cap ETF	159,290	16,862,439

		127,823,161
DOMESTIC FIXED INCOME — 34.81%
iShares Core U.S. Aggregate Bond ETF	641,857	69,917,483
iShares iBoxx $ High Yield Corporate Bond ETF[a]	159,987	14,789,198
iShares Short Treasury Bond ETF	131,792	14,531,386
iShares TIPS Bond ETF	63,922	7,345,277

		106,583,344
DOMESTIC REAL ESTATE — 3.28%
iShares Cohen & Steers REIT ETF[a]	114,260	10,038,884

		10,038,884
INTERNATIONAL EQUITY — 20.10%
iShares MSCI EAFE ETF	658,646	43,859,237
iShares MSCI Emerging Markets ETF	403,747	17,692,194

		61,551,431

TOTAL INVESTMENT COMPANIES
(Cost: $275,126,765)		305,996,820

SHORT-TERM INVESTMENTS — 5.07%

MONEY MARKET FUNDS — 5.07%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c]	14,442,463	14,442,463
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c]	900,835	900,835
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	175,782	175,782

		15,519,080

TOTAL SHORT-TERM INVESTMENTS
(Cost: $15,519,080)		15,519,080

Value

TOTAL INVESTMENTS IN SECURITIES — 105.01%
(Cost: $290,645,845)	$321,515,900
Other Assets, Less Liabilities — (5.01)%	(15,352,458)

NET ASSETS — 100.00%	$306,163,442

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® AGGRESSIVE ALLOCATION ETF

July 31, 2014

Security	Shares	Value

INVESTMENT COMPANIES — 99.96%

DOMESTIC EQUITY — 51.71%
iShares Core S&P 500 ETF	411,398	$79,914,062
iShares Core S&P Mid-Cap ETF	343,294	46,948,887
iShares Core S&P Small-Cap ETF	110,759	11,724,948

		138,587,897
DOMESTIC FIXED INCOME — 14.50%
iShares Core U.S. Aggregate Bond ETF	217,150	23,654,149
iShares iBoxx $ High Yield Corporate Bond ETF[a]	77,220	7,138,217
iShares Short Treasury Bond ETF	31,575	3,481,460
iShares TIPS Bond ETF	39,918	4,586,977

		38,860,803
DOMESTIC REAL ESTATE — 3.85%
iShares Cohen & Steers REIT ETF[a]	117,329	10,308,526

		10,308,526
INTERNATIONAL EQUITY — 29.90%
iShares MSCI EAFE ETF	872,583	58,105,302
iShares MSCI Emerging Markets ETF	502,296	22,010,611

		80,115,913

TOTAL INVESTMENT COMPANIES
(Cost: $233,063,857)		267,873,139

SHORT-TERM INVESTMENTS — 2.82%

MONEY MARKET FUNDS — 2.82%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c]	7,000,765	7,000,765
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c]	436,666	436,666
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	129,948	129,948

		7,567,379

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,567,379)		7,567,379

Value

TOTAL INVESTMENTS IN SECURITIES — 102.78%
(Cost: $240,631,236)	$275,440,518
Other Assets, Less Liabilities — (2.78)%	(7,455,079)

NET ASSETS — 100.00%	$267,985,439

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® TARGET DATE RETIREMENT INCOME ETF

July 31, 2014

Security	Shares	Value

INVESTMENT COMPANIES — 99.92%

DOMESTIC EQUITY — 19.36%
iShares Core S&P 500 ETF	9,886	$1,920,356
iShares Core S&P Mid-Cap ETF	3,971	543,074
iShares Core S&P Small-Cap ETF	1,397	147,886

		2,611,316
DOMESTIC FIXED INCOME — 72.03%
iShares Core U.S. Aggregate Bond ETF	54,065	5,889,301
iShares iBoxx $ High Yield Corporate Bond ETF[a]	4,291	396,660
iShares Short Treasury Bond ETF	23,136	2,550,975
iShares TIPS Bond ETF	7,645	878,487

		9,715,423
INTERNATIONAL EQUITY — 8.53%
iShares MSCI EAFE ETF	15,578	1,037,339
iShares MSCI Emerging Markets ETF	2,602	114,019

		1,151,358

TOTAL INVESTMENT COMPANIES
(Cost: $12,957,409)		13,478,097

SHORT-TERM INVESTMENTS — 3.08%

MONEY MARKET FUNDS — 3.08%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c]	380,941	380,941
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c]	23,761	23,761
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	11,206	11,206

		415,908

TOTAL SHORT-TERM INVESTMENTS
(Cost: $415,908)		415,908

TOTAL INVESTMENTS IN SECURITIES — 103.00%
(Cost: $13,373,317)		13,894,005
Other Assets, Less Liabilities — (3.00)%		(405,405)

NET ASSETS — 100.00%		$13,488,600

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® TARGET DATE 2010 ETF

July 31, 2014

Security	Shares	Value

INVESTMENT COMPANIES — 99.97%

DOMESTIC EQUITY — 26.24%
iShares Core S&P 500 ETF	8,734	$1,696,580
iShares Core S&P Mid-Cap ETF	3,788	518,047
iShares Core S&P Small-Cap ETF	1,484	157,096

		2,371,723
DOMESTIC FIXED INCOME — 61.68%
iShares Core U.S. Aggregate Bond ETF	31,636	3,446,110
iShares iBoxx $ High Yield Corporate Bond ETF[a]	2,782	257,168
iShares Short Treasury Bond ETF	12,781	1,409,233
iShares TIPS Bond ETF	4,022	462,168

		5,574,679
INTERNATIONAL EQUITY — 12.05%
iShares MSCI EAFE ETF	14,598	972,081
iShares MSCI Emerging Markets ETF	2,669	116,955

		1,089,036

TOTAL INVESTMENT COMPANIES
(Cost: $8,467,867)		9,035,438

SHORT-TERM INVESTMENTS — 2.93%

MONEY MARKET FUNDS — 2.93%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c]	246,608	246,608
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c]	15,382	15,382
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	3,020	3,020

		265,010

TOTAL SHORT-TERM INVESTMENTS
(Cost: $265,010)		265,010

TOTAL INVESTMENTS IN SECURITIES — 102.90%
(Cost: $8,732,877)		9,300,448
Other Assets, Less Liabilities — (2.90)%		(262,367)

NET ASSETS — 100.00%		$9,038,081

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® TARGET DATE 2015 ETF

July 31, 2014

Security	Shares	Value

INVESTMENT COMPANIES — 99.96%

DOMESTIC EQUITY — 32.31%
iShares Core S&P 500 ETF	36,071	$7,006,792
iShares Core S&P Mid-Cap ETF	16,328	2,233,017
iShares Core S&P Small-Cap ETF	6,718	711,168

		9,950,977
DOMESTIC FIXED INCOME — 51.83%
iShares Core U.S. Aggregate Bond ETF	92,438	10,069,271
iShares iBoxx $ High Yield Corporate Bond ETF[a]	9,031	834,826
iShares Short Treasury Bond ETF	35,136	3,874,095
iShares TIPS Bond ETF	10,315	1,185,297

		15,963,489
DOMESTIC REAL ESTATE — 0.62%
iShares Cohen & Steers REIT ETF[a]	2,190	192,413

		192,413
INTERNATIONAL EQUITY — 15.20%
iShares MSCI EAFE ETF	62,421	4,156,614
iShares MSCI Emerging Markets ETF	12,003	525,972

		4,682,586

TOTAL INVESTMENT COMPANIES
(Cost: $29,172,192)		30,789,465

SHORT-TERM INVESTMENTS — 3.25%

MONEY MARKET FUNDS — 3.25%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c]	930,082	930,082
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c]	58,013	58,013
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	12,083	12,083

		1,000,178

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,000,178)		1,000,178

TOTAL INVESTMENTS IN SECURITIES — 103.21%
(Cost: $30,172,370)		31,789,643
Other Assets, Less Liabilities — (3.21)%		(989,420)

NET ASSETS — 100.00%		$30,800,223

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® TARGET DATE 2020 ETF

July 31, 2014

Security	Shares	Value

INVESTMENT COMPANIES — 99.95%

DOMESTIC EQUITY — 37.87%
iShares Core S&P 500 ETF	76,579	$14,875,471
iShares Core S&P Mid-Cap ETF	35,635	4,873,442
iShares Core S&P Small-Cap ETF	15,073	1,595,628

		21,344,541
DOMESTIC FIXED INCOME — 43.20%
iShares Core U.S. Aggregate Bond ETF	143,817	15,665,986
iShares iBoxx $ High Yield Corporate Bond ETF[a]	15,666	1,448,165
iShares Short Treasury Bond ETF	51,390	5,666,261
iShares TIPS Bond ETF	13,626	1,565,764

		24,346,176
DOMESTIC REAL ESTATE — 0.74%
iShares Cohen & Steers REIT ETF	4,775	419,531

		419,531
INTERNATIONAL EQUITY — 18.14%
iShares MSCI EAFE ETF	135,752	9,039,726
iShares MSCI Emerging Markets ETF	27,027	1,184,323

		10,224,049

TOTAL INVESTMENT COMPANIES
(Cost: $50,771,216)		56,334,297

SHORT-TERM INVESTMENTS — 2.68%

MONEY MARKET FUNDS — 2.68%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c]	1,391,421	1,391,421
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c]	86,789	86,789
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	32,102	32,102

		1,510,312

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,510,312)		1,510,312

TOTAL INVESTMENTS IN SECURITIES — 102.63%
(Cost: $52,281,528)		57,844,609
Other Assets, Less Liabilities — (2.63)%		(1,480,829)

NET ASSETS — 100.00%		$56,363,780

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® TARGET DATE 2025 ETF

July 31, 2014

Security	Shares	Value

INVESTMENT COMPANIES — 99.96%

DOMESTIC EQUITY — 42.80%
iShares Core S&P 500 ETF	66,659	$12,948,511
iShares Core S&P Mid-Cap ETF	31,637	4,326,676
iShares Core S&P Small-Cap ETF	13,611	1,440,860

		18,716,047
DOMESTIC FIXED INCOME — 35.51%
iShares Core U.S. Aggregate Bond ETF	93,411	10,175,260
iShares iBoxx $ High Yield Corporate Bond ETF[a]	11,394	1,053,262
iShares Short Treasury Bond ETF	31,531	3,476,608
iShares TIPS Bond ETF	7,157	822,411

		15,527,541
DOMESTIC REAL ESTATE — 0.85%
iShares Cohen & Steers REIT ETF[a]	4,242	372,702

		372,702
INTERNATIONAL EQUITY — 20.80%
iShares MSCI EAFE ETF	120,390	8,016,770
iShares MSCI Emerging Markets ETF	24,637	1,079,593

		9,096,363

TOTAL INVESTMENT COMPANIES
(Cost: $38,877,138)		43,712,653

SHORT-TERM INVESTMENTS — 3.40%

MONEY MARKET FUNDS — 3.40%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c]	1,382,618	1,382,618
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c]	86,239	86,239
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	20,226	20,226

		1,489,083

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,489,083)		1,489,083

TOTAL INVESTMENTS IN SECURITIES — 103.36%
(Cost: $40,366,221)		45,201,736
Other Assets, Less Liabilities — (3.36)%		(1,471,047)

NET ASSETS — 100.00%		$43,730,689

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® TARGET DATE 2030 ETF

July 31, 2014

Security	Shares	Value

INVESTMENT COMPANIES — 99.92%

DOMESTIC EQUITY — 47.05%
iShares Core S&P 500 ETF	71,425	$13,874,306
iShares Core S&P Mid-Cap ETF	34,418	4,707,006
iShares Core S&P Small-Cap ETF	14,970	1,584,724

		20,166,036
DOMESTIC FIXED INCOME — 28.75%
iShares Core U.S. Aggregate Bond ETF	75,158	8,186,961
iShares iBoxx $ High Yield Corporate Bond ETF[a]	10,323	954,258
iShares Short Treasury Bond ETF	24,369	2,686,926
iShares TIPS Bond ETF	4,316	495,951

		12,324,096
DOMESTIC REAL ESTATE — 0.95%
iShares Cohen & Steers REIT ETF	4,622	406,089

		406,089
INTERNATIONAL EQUITY — 23.17%
iShares MSCI EAFE ETF	131,029	8,725,221
iShares MSCI Emerging Markets ETF	27,458	1,203,210

		9,928,431

TOTAL INVESTMENT COMPANIES
(Cost: $38,252,354)		42,824,652

SHORT-TERM INVESTMENTS — 2.37%

MONEY MARKET FUNDS — 2.37%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c]	919,731	919,731
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c]	57,367	57,367
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	37,587	37,587

		1,014,685

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,014,685)		1,014,685

TOTAL INVESTMENTS IN SECURITIES — 102.29%
(Cost: $39,267,039)		43,839,337
Other Assets, Less Liabilities — (2.29)%		(979,648)

NET ASSETS — 100.00%		$42,859,689

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® TARGET DATE 2035 ETF

July 31, 2014

Security	Shares	Value

INVESTMENT COMPANIES — 99.89%

DOMESTIC EQUITY — 50.95%
iShares Core S&P 500 ETF	62,675	$12,174,618
iShares Core S&P Mid-Cap ETF	30,576	4,181,574
iShares Core S&P Small-Cap ETF	13,392	1,417,677

		17,773,869
DOMESTIC FIXED INCOME — 22.50%
iShares Core U.S. Aggregate Bond ETF	49,362	5,377,003
iShares iBoxx $ High Yield Corporate Bond ETF[a]	7,687	710,586
iShares Short Treasury Bond ETF	15,980	1,761,955

		7,849,544
DOMESTIC REAL ESTATE — 1.04%
iShares Cohen & Steers REIT ETF[a]	4,116	361,632

		361,632
INTERNATIONAL EQUITY — 25.40%
iShares MSCI EAFE ETF	116,594	7,763,994
iShares MSCI Emerging Markets ETF	24,975	1,094,405

		8,858,399

TOTAL INVESTMENT COMPANIES
(Cost: $30,440,057)		34,843,444

SHORT-TERM INVESTMENTS — 3.22%

MONEY MARKET FUNDS — 3.22%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c]	1,020,416	1,020,416
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c]	63,648	63,648
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	39,761	39,761

		1,123,825

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,123,825)		1,123,825

TOTAL INVESTMENTS IN SECURITIES — 103.11%
(Cost: $31,563,882)		35,967,269
Other Assets, Less Liabilities — (3.11)%		(1,086,216)

NET ASSETS — 100.00%		$34,881,053

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® TARGET DATE 2040 ETF

July 31, 2014

Security	Shares	Value

INVESTMENT COMPANIES — 99.95%

DOMESTIC EQUITY — 53.74%
iShares Core S&P 500 ETF	96,556	$18,756,003
iShares Core S&P Mid-Cap ETF	47,604	6,510,323
iShares Core S&P Small-Cap ETF	20,938	2,216,497

		27,482,823
DOMESTIC FIXED INCOME — 18.00%
iShares Core U.S. Aggregate Bond ETF	56,181	6,119,796
iShares iBoxx $ High Yield Corporate Bond ETF[a]	10,008	925,139
iShares Short Treasury Bond ETF[a]	19,572	2,158,009

		9,202,944
DOMESTIC REAL ESTATE — 1.10%
iShares Cohen & Steers REIT ETF[a]	6,427	564,676

		564,676
INTERNATIONAL EQUITY — 27.11%
iShares MSCI EAFE ETF	181,992	12,118,847
iShares MSCI Emerging Markets ETF	39,815	1,744,694

		13,863,541

TOTAL INVESTMENT COMPANIES
(Cost: $43,002,480)		51,113,984

SHORT-TERM INVESTMENTS — 4.46%

MONEY MARKET FUNDS — 4.46%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c]	2,122,195	2,122,195
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c]	132,370	132,370
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	28,234	28,234

		2,282,799

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,282,799)		2,282,799

TOTAL INVESTMENTS IN SECURITIES — 104.41%
(Cost: $45,285,279)		53,396,783
Other Assets, Less Liabilities — (4.41)%		(2,257,906)

NET ASSETS — 100.00%		$51,138,877

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® TARGET DATE 2045 ETF

July 31, 2014

Security	Shares	Value

INVESTMENT COMPANIES — 100.00%

DOMESTIC EQUITY — 55.93%
iShares Core S&P 500 ETF	17,020	$3,306,135
iShares Core S&P Mid-Cap ETF	8,470	1,158,357
iShares Core S&P Small-Cap ETF	3,733	395,176

		4,859,668
DOMESTIC FIXED INCOME — 14.35%
iShares Core U.S. Aggregate Bond ETF	7,138	777,542
iShares iBoxx $ High Yield Corporate Bond ETF[a]	1,472	136,072
iShares Short Treasury Bond ETF	3,024	333,426

		1,247,040
DOMESTIC REAL ESTATE — 1.16%
iShares Cohen & Steers REIT ETF[a]	1,147	100,775

		100,775
INTERNATIONAL EQUITY — 28.56%
iShares MSCI EAFE ETF	32,495	2,163,842
iShares MSCI Emerging Markets ETF	7,261	318,177

		2,482,019

TOTAL INVESTMENT COMPANIES
(Cost: $8,320,096)		8,689,502

SHORT-TERM INVESTMENTS — 2.83%

MONEY MARKET FUNDS — 2.83%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c]	230,684	230,684
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c]	14,389	14,389
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	902	902

		245,975

TOTAL SHORT-TERM INVESTMENTS
(Cost: $245,975)		245,975

TOTAL INVESTMENTS IN SECURITIES — 102.83%
(Cost: $8,566,071)		8,935,477
Other Assets, Less Liabilities — (2.83)%		(245,672)

NET ASSETS — 100.00%		$8,689,805

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® TARGET DATE 2050 ETF

July 31, 2014

Security	Shares	Value

INVESTMENT COMPANIES — 99.96%

DOMESTIC EQUITY — 58.23%
iShares Core S&P 500 ETF	28,581	$5,551,860
iShares Core S&P Mid-Cap ETF	14,349	1,962,369
iShares Core S&P Small-Cap ETF	6,327	669,776

		8,184,005
DOMESTIC FIXED INCOME — 10.38%
iShares Core U.S. Aggregate Bond ETF	8,287	902,703
iShares Short Treasury Bond ETF	5,035	555,159

		1,457,862
DOMESTIC REAL ESTATE — 1.22%
iShares Cohen & Steers REIT ETF[a]	1,952	171,503

		171,503
INTERNATIONAL EQUITY — 30.13%
iShares MSCI EAFE ETF	55,284	3,681,361
iShares MSCI Emerging Markets ETF	12,622	553,096

		4,234,457

TOTAL INVESTMENT COMPANIES
(Cost: $13,300,569)		14,047,827

SHORT-TERM INVESTMENTS — 1.17%

MONEY MARKET FUNDS — 1.17%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c]	147,930	147,930
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c]	9,227	9,227
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	7,103	7,103

		164,260

TOTAL SHORT-TERM INVESTMENTS
(Cost: $164,260)		164,260

TOTAL INVESTMENTS IN SECURITIES — 101.13%
(Cost: $13,464,829)		14,212,087
Other Assets, Less Liabilities — (1.13)%		(158,239)

NET ASSETS — 100.00%		$14,053,848

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MULTI-ASSET INCOME ETF

July 31, 2014

Security	Shares	Value

INVESTMENT COMPANIES — 99.96%

DOMESTIC EQUITY — 14.10%
iShares Core High Dividend ETF	326,566	$24,084,242

		24,084,242
DOMESTIC FIXED INCOME — 50.04%
iShares 10+ Year Credit Bond ETF	143,574	8,643,155
iShares 10-20 Year Treasury Bond ETF	66,657	8,602,752
iShares 20+ Year Treasury Bond ETF[a]	229,608	26,170,720
iShares iBoxx $ High Yield Corporate Bond ETF[a]	362,375	33,497,945
iShares iBoxx $ Investment Grade Corporate Bond ETF	72,219	8,561,563

		85,476,135
DOMESTIC REAL ESTATE — 14.85%
iShares Mortgage Real Estate Capped ETF	2,052,791	25,372,497

		25,372,497
INTERNATIONAL EQUITY — 5.88%
iShares International Select Dividend ETF	260,133	10,035,931

		10,035,931
INTERNATIONAL FIXED INCOME — 9.98%
iShares Emerging Markets Local Currency Bond ETF	335,274	17,038,625

		17,038,625
INTERNATIONAL REAL ESTATE — 5.11%
iShares International Developed Real Estate ETF	271,778	8,719,997

		8,719,997

TOTAL INVESTMENT COMPANIES
(Cost: $173,390,804)		170,727,427

SHORT-TERM INVESTMENTS — 35.40%

MONEY MARKET FUNDS — 35.40%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c]	56,848,720	56,848,720
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c]	3,545,887	3,545,887

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	65,716	$65,716

		60,460,323

TOTAL SHORT-TERM INVESTMENTS
(Cost: $60,460,323)		60,460,323

TOTAL INVESTMENTS IN SECURITIES — 135.36%
(Cost: $233,851,127)		231,187,750
Other Assets, Less Liabilities — (35.36)%		(60,385,449)

NET ASSETS — 100.00%		$170,802,301

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2014

	iShares Conservative Allocation ETF	iShares Moderate Allocation ETF	iShares Growth Allocation ETF

ASSETS
Investments in affiliates, at cost:	$183,948,452	$244,699,081	$290,645,845

Investments in affiliated securities, at fair value (including securities on loana) (Note 1):	$192,678,478	$262,708,185	$321,515,900
Receivables:
Securities lending income (Note 1)	12,355	16,970	15,739
Capital shares sold	—	910	3,406

Total Assets	192,690,833	262,726,065	321,535,045

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	12,082,939	16,002,450	15,343,298
Investment advisory fees (Note 2)	16,775	22,929	28,305

Total Liabilities	12,099,714	16,025,379	15,371,603

NET ASSETS	$180,591,119	$246,700,686	$306,163,442

Net assets consist of:
Paid-in capital	$172,003,070	$229,333,344	$276,090,993
Accumulated net realized loss	(141,977)	(641,762)	(797,606)
Net unrealized appreciation	8,730,026	18,009,104	30,870,055

NET ASSETS	$180,591,119	$246,700,686	$306,163,442

Shares outstanding[b]	5,550,000	7,050,000	7,750,000

Net asset value per share	$32.54	$34.99	$39.50

[a]	Securities on loan with values of $11,727,123, $15,527,099 and $14,887,673, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2014

	iShares Aggressive Allocation ETF	iShares Target Date Retirement Income ETF	iShares Target Date 2010 ETF

ASSETS
Investments in affiliates, at cost:	$240,631,236	$13,373,317	$8,732,877

Investments in affiliated securities, at fair value (including securities on loana) (Note 1):	$275,440,518	$13,894,005	$9,300,448
Receivables:
Investment securities sold	—	43,641	38,323
Securities lending income (Note 1)	7,340	470	269

Total Assets	275,447,858	13,938,116	9,339,040

LIABILITIES
Payables:
Investment securities purchased	—	43,543	38,115
Collateral for securities on loan (Note 1)	7,437,431	404,702	261,990
Investment advisory fees (Note 2)	24,988	1,271	854

Total Liabilities	7,462,419	449,516	300,959

NET ASSETS	$267,985,439	$13,488,600	$9,038,081

Net assets consist of:
Paid-in capital	$233,903,941	$13,024,247	$8,516,965
Accumulated net realized loss	(727,784)	(56,335)	(46,455)
Net unrealized appreciation	34,809,282	520,688	567,571

NET ASSETS	$267,985,439	$13,488,600	$9,038,081

Shares outstanding[b]	5,850,000	400,000	250,000

Net asset value per share	$45.81	$33.72	$36.15

[a]	Securities on loan with values of $7,217,782, $392,038 and $254,395, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2014

	iShares Target Date 2015 ETF	iShares Target Date 2020 ETF	iShares Target Date 2025 ETF

ASSETS
Investments in affiliates, at cost:	$30,172,370	$52,281,528	$40,366,221

Investments in affiliated securities, at fair value (including securities on loana) (Note 1):	$31,789,643	$57,844,609	$45,201,736
Receivables:
Investment securities sold	156,775	326,580	278,780
Securities lending income (Note 1)	1,009	1,748	1,344

Total Assets	31,947,427	58,172,937	45,481,860

LIABILITIES
Payables:
Investment securities purchased	156,193	325,599	278,158
Collateral for securities on loan (Note 1)	988,095	1,478,210	1,468,857
Investment advisory fees (Note 2)	2,916	5,348	4,156

Total Liabilities	1,147,204	1,809,157	1,751,171

NET ASSETS	$30,800,223	$56,363,780	$43,730,689

Net assets consist of:
Paid-in capital	$29,346,929	$51,094,327	$39,126,120
Accumulated net realized loss	(163,979)	(293,628)	(230,946)
Net unrealized appreciation	1,617,273	5,563,081	4,835,515

NET ASSETS	$30,800,223	$56,363,780	$43,730,689

Shares outstanding[b]	800,000	1,400,000	1,050,000

Net asset value per share	$38.50	$40.26	$41.65

[a]	Securities on loan with values of $957,852, $1,434,484 and $1,423,568, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2014

	iShares Target Date 2030 ETF	iShares Target Date 2035 ETF	iShares Target Date 2040 ETF

ASSETS
Investments in affiliates, at cost:	$39,267,039	$31,563,882	$45,285,279

Investments in affiliated securities, at fair value (including securities on loana) (Note 1):	$43,839,337	$35,967,269	$53,396,783
Receivables:
Investment securities sold	293,554	252,702	385,458
Securities lending income (Note 1)	1,061	973	1,384

Total Assets	44,133,952	36,220,944	53,783,625

LIABILITIES
Payables:
Investment securities purchased	293,111	252,515	385,358
Collateral for securities on loan (Note 1)	977,098	1,084,064	2,254,565
Investment advisory fees (Note 2)	4,054	3,312	4,825

Total Liabilities	1,274,263	1,339,891	2,644,748

NET ASSETS	$42,859,689	$34,881,053	$51,138,877

Net assets consist of:
Paid-in capital	$38,539,121	$30,663,155	$43,308,410
Accumulated net realized loss	(251,730)	(185,489)	(281,037)
Net unrealized appreciation	4,572,298	4,403,387	8,111,504

NET ASSETS	$42,859,689	$34,881,053	$51,138,877

Shares outstanding[b]	1,000,000	800,000	1,150,000

Net asset value per share	$42.86	$43.60	$44.47

[a]	Securities on loan with values of $946,308, $1,049,100 and $2,191,405, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2014

	iShares Target Date 2045 ETF	iShares Target Date 2050 ETF	iShares Morningstar Multi-Asset Income ETF

ASSETS
Investments in affiliates, at cost:	$8,566,071	$13,464,829	$233,851,127

Investments in affiliated securities, at fair value (including securities on loana) (Note 1):	$8,935,477	$14,212,087	$231,187,750
Receivables:
Investment securities sold	67,510	112,283	—
Securities lending income (Note 1)	207	95	41,863
Capital shares sold	—	—	1,670

Total Assets	9,003,194	14,324,465	231,231,283

LIABILITIES
Payables:
Investment securities purchased	67,486	112,274	—
Collateral for securities on loan (Note 1)	245,073	157,157	60,394,607
Investment advisory fees (Note 2)	830	1,186	34,375

Total Liabilities	313,389	270,617	60,428,982

NET ASSETS	$8,689,805	$14,053,848	$170,802,301

Net assets consist of:
Paid-in capital	$8,326,741	$13,312,396	$172,512,948
Undistributed net investment income	—	—	11,956
Undistributed net realized gain (accumulated net realized loss)	(6,342)	(5,806)	940,774
Net unrealized appreciation (depreciation)	369,406	747,258	(2,663,377)

NET ASSETS	$8,689,805	$14,053,848	$170,802,301

Shares outstanding[b]	250,000	400,000	6,500,000

Net asset value per share	$34.76	$35.13	$26.28

[a]	Securities on loan with values of $237,236, $151,734 and $58,740,223, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2014

	iShares Conservative Allocation ETF	iShares Moderate Allocation ETF	iShares Growth Allocation ETF

NET INVESTMENT INCOME
Dividends from Underlying Funds — affiliated	$3,051,775	$4,526,111	$5,680,541
Interest — affiliated	13	50	58
Securities lending income — affiliated	116,985	137,232	118,261

Total investment income	3,168,773	4,663,393	5,798,860

EXPENSES
Investment advisory fees (Note 2)	374,933	535,306	636,422

Total expenses	374,933	535,306	636,422
Less investment advisory fees waived (Note 2)	(209,962)	(299,771)	(356,396)

Net expenses	164,971	235,535	280,026

Net investment income	3,003,802	4,427,858	5,518,834

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(53,964)	(468,039)	(498,170)
In-kind redemptions — affiliated	971,532	5,373,355	4,494,451
Realized gain distributions from Underlying Funds — affiliated	4,428	5,031	5,198

Net realized gain	921,996	4,910,347	4,001,479

Net change in unrealized appreciation/depreciation	5,158,162	7,017,898	15,402,814

Net realized and unrealized gain	6,080,158	11,928,245	19,404,293

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,083,960	$16,356,103	$24,923,127

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2014

	iShares Aggressive Allocation ETF	iShares Target Date Retirement Income ETF	iShares Target Date 2010 ETF

NET INVESTMENT INCOME
Dividends from Underlying Funds — affiliated	$4,958,093	$228,647	$170,731
Interest — affiliated	25	1	—
Securities lending income — affiliated	80,402	5,346	1,963

Total investment income	5,038,520	233,994	172,694

EXPENSES
Investment advisory fees (Note 2)	547,833	31,286	22,174

Total expenses	547,833	31,286	22,174
Less investment advisory fees waived (Note 2)	(306,787)	(17,520)	(12,418)

Net expenses	241,046	13,766	9,756

Net investment income	4,797,474	220,228	162,938

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(438,456)	(2,629)	16,990
In-kind redemptions — affiliated	4,176,428	154,528	222,062
Realized gain distributions from Underlying Funds — affiliated	1,367	490	336

Net realized gain	3,739,339	152,389	239,388

Net change in unrealized appreciation/depreciation	17,159,158	385,465	235,440

Net realized and unrealized gain	20,898,497	537,854	474,828

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,695,971	$758,082	$637,766

See notes to financial statements.

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2014

	iShares Target Date 2015 ETF	iShares Target Date 2020 ETF	iShares Target Date 2025 ETF

NET INVESTMENT INCOME
Dividends from Underlying Funds — affiliated	$581,740	$1,001,351	$830,252
Interest — affiliated	4	5	4
Securities lending income — affiliated	8,713	12,220	10,123

Total investment income	590,457	1,013,576	840,379

EXPENSES
Investment advisory fees (Note 2)	71,596	116,433	95,079

Total expenses	71,596	116,433	95,079
Less investment advisory fees waived (Note 2)	(40,094)	(65,202)	(53,244)

Net expenses	31,502	51,231	41,835

Net investment income	558,955	962,345	798,544

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(691)	41,357	51,230
In-kind redemptions — affiliated	1,273,158	—	294,815
Realized gain distributions from Underlying Funds — affiliated	1,064	1,256	863

Net realized gain	1,273,531	42,613	346,908

Net change in unrealized appreciation/depreciation	491,710	3,130,798	2,640,801

Net realized and unrealized gain	1,765,241	3,173,411	2,987,709

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,324,196	$4,135,756	$3,786,253

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2014

	iShares Target Date 2030 ETF	iShares Target Date 2035 ETF	iShares Target Date 2040 ETF

NET INVESTMENT INCOME
Dividends from Underlying Funds — affiliated	$746,129	$610,141	$941,075
Interest — affiliated	4	2	3
Securities lending income — affiliated	8,714	5,269	7,720

Total investment income	754,847	615,412	948,798

EXPENSES
Investment advisory fees (Note 2)	84,417	65,597	101,683

Total expenses	84,417	65,597	101,683
Less investment advisory fees waived (Note 2)	(47,274)	(36,734)	(56,943)

Net expenses	37,143	28,863	44,740

Net investment income	717,704	586,549	904,058

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(11,891)	38,181	53,636
In-kind redemptions — affiliated	660,038	—	—
Realized gain distributions from Underlying Funds — affiliated	659	367	468

Net realized gain	648,806	38,548	54,104

Net change in unrealized appreciation/depreciation	2,016,017	2,158,290	3,599,853

Net realized and unrealized gain	2,664,823	2,196,838	3,653,957

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,382,527	$2,783,387	$4,558,015

See notes to financial statements.

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2014

	iShares Target Date 2045 ETF	iShares Target Date 2050 ETF	iShares Morningstar Multi-Asset Income ETF

NET INVESTMENT INCOME
Dividends from Underlying Funds — affiliated	$144,525	$217,238	$6,606,397
Interest — affiliated	1	—	9
Securities lending income — affiliated	1,008	868	542,516

Total investment income	145,534	218,106	7,148,922

EXPENSES
Investment advisory fees (Note 2)	14,796	23,155	292,756

Total expenses	14,796	23,155	292,756
Less investment advisory fees waived (Note 2)	(8,286)	(12,967)	(76,898)

Net expenses	6,510	10,188	215,858

Net investment income	139,024	207,918	6,933,064

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	6,801	3,506	968,000
In-kind redemptions — affiliated	282,554	316,447	124,933
Realized gain distributions from Underlying Funds — affiliated	50	56	7,956

Net realized gain	289,405	320,009	1,100,889

Net change in unrealized appreciation/depreciation	277,267	548,934	3,161,429

Net realized and unrealized gain	566,672	868,943	4,262,318

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$705,696	$1,076,861	$11,195,382

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Conservative Allocation ETF		iShares Moderate Allocation ETF
	Year ended July 31, 2014	Year ended July 31, 2013	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,003,802	$2,397,820	$4,427,858	$3,531,216
Net realized gain	921,996	361,193	4,910,347	4,885,929
Net change in unrealized appreciation/depreciation	5,158,162	3,422,712	7,017,898	5,491,561

Net increase in net assets resulting from operations	9,083,960	6,181,725	16,356,103	13,908,706

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,006,528)	(2,399,398)	(4,431,179)	(3,685,278)

Total distributions to shareholders	(3,006,528)	(2,399,398)	(4,431,179)	(3,685,278)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	48,404,124	53,877,881	73,693,435	56,521,174
Cost of shares redeemed	(9,515,731)	(9,264,081)	(25,332,335)	(33,545,493)

Net increase in net assets from capital share transactions	38,888,393	44,613,800	48,361,100	22,975,681

INCREASE IN NET ASSETS	44,965,825	48,396,127	60,286,024	33,199,109

NET ASSETS
Beginning of year	135,625,294	87,229,167	186,414,662	153,215,553

End of year	$180,591,119	$135,625,294	$246,700,686	$186,414,662

SHARES ISSUED AND REDEEMED
Shares sold	1,500,000	1,750,000	2,150,000	1,750,000
Shares redeemed	(300,000)	(300,000)	(750,000)	(1,050,000)

Net increase in shares outstanding	1,200,000	1,450,000	1,400,000	700,000

See notes to financial statements.

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Growth Allocation ETF		iShares Aggressive Allocation ETF
	Year ended July 31, 2014	Year ended July 31, 2013	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,518,834	$3,728,572	$4,797,474	$2,848,705
Net realized gain	4,001,479	7,589,409	3,739,339	4,634,018
Net change in unrealized appreciation/depreciation	15,402,814	9,271,833	17,159,158	14,266,397

Net increase in net assets resulting from operations	24,923,127	20,589,814	25,695,971	21,749,120

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,528,624)	(3,833,901)	(4,813,619)	(2,887,772)

Total distributions to shareholders	(5,528,624)	(3,833,901)	(4,813,619)	(2,887,772)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	105,444,900	91,340,748	101,726,002	81,926,043
Cost of shares redeemed	(20,715,881)	(41,973,230)	(23,886,381)	(21,402,708)

Net increase in net assets from capital share transactions	84,729,019	49,367,518	77,839,621	60,523,335

INCREASE IN NET ASSETS	104,123,522	66,123,431	98,721,973	79,384,683

NET ASSETS
Beginning of year	202,039,920	135,916,489	169,263,466	89,878,783

End of year	$306,163,442	$202,039,920	$267,985,439	$169,263,466

SHARES ISSUED AND REDEEMED
Shares sold	2,750,000	2,600,000	2,300,000	2,100,000
Shares redeemed	(550,000)	(1,200,000)	(550,000)	(550,000)

Net increase in shares outstanding	2,200,000	1,400,000	1,750,000	1,550,000

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Target Date Retirement Income ETF		iShares Target Date 2010 ETF
	Year ended July 31, 2014	Year ended July 31, 2013	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$220,228	$186,079	$162,938	$131,990
Net realized gain	152,389	385,849	239,388	102,894
Net change in unrealized appreciation/depreciation	385,465	(88,755)	235,440	282,407

Net increase in net assets resulting from operations	758,082	483,173	637,766	517,291

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(220,971)	(186,759)	(163,485)	(132,666)

Total distributions to shareholders	(220,971)	(186,759)	(163,485)	(132,666)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,339,492	8,023,826	1,818,216	3,404,041
Cost of shares redeemed	(1,701,154)	(4,789,936)	(1,821,730)	(1,652,976)

Net increase (decrease) in net assets from capital share transactions	1,638,338	3,233,890	(3,514)	1,751,065

INCREASE IN NET ASSETS	2,175,449	3,530,304	470,767	2,135,690

NET ASSETS
Beginning of year	11,313,151	7,782,847	8,567,314	6,431,624

End of year	$13,488,600	$11,313,151	$9,038,081	$8,567,314

SHARES ISSUED AND REDEEMED
Shares sold	100,000	250,000	50,000	100,000
Shares redeemed	(50,000)	(150,000)	(50,000)	(50,000)

Net increase in shares outstanding	50,000	100,000	—	50,000

See notes to financial statements.

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Target Date 2015 ETF		iShares Target Date 2020 ETF
	Year ended July 31, 2014	Year ended July 31, 2013	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$558,955	$355,376	$962,345	$636,877
Net realized gain	1,273,531	288,689	42,613	975,068
Net change in unrealized appreciation/depreciation	491,710	1,029,234	3,130,798	1,936,747

Net increase in net assets resulting from operations	2,324,196	1,673,299	4,135,756	3,548,692

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(560,719)	(366,062)	(965,736)	(654,131)

Total distributions to shareholders	(560,719)	(366,062)	(965,736)	(654,131)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	16,858,433	10,569,954	15,770,276	18,092,193
Cost of shares redeemed	(9,497,802)	(1,799,521)	—	(5,424,170)

Net increase in net assets from capital share transactions	7,360,631	8,770,433	15,770,276	12,668,023

INCREASE IN NET ASSETS	9,124,108	10,077,670	18,940,296	15,562,584

NET ASSETS
Beginning of year	21,676,115	11,598,445	37,423,484	21,860,900

End of year	$30,800,223	$21,676,115	$56,363,780	$37,423,484

SHARES ISSUED AND REDEEMED
Shares sold	450,000	300,000	400,000	500,000
Shares redeemed	(250,000)	(50,000)	—	(150,000)

Net increase in shares outstanding	200,000	250,000	400,000	350,000

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Target Date 2025 ETF		iShares Target Date 2030 ETF
	Year ended July 31, 2014	Year ended July 31, 2013	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$798,544	$521,458	$717,704	$461,856
Net realized gain	346,908	532,630	648,806	684,450
Net change in unrealized appreciation/depreciation	2,640,801	2,152,841	2,016,017	2,181,751

Net increase in net assets resulting from operations	3,786,253	3,206,929	3,382,527	3,328,057

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(801,174)	(533,615)	(720,575)	(469,753)

Total distributions to shareholders	(801,174)	(533,615)	(720,575)	(469,753)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,071,911	16,701,290	14,890,631	12,957,705
Cost of shares redeemed	(1,979,625)	(5,380,080)	(2,164,106)	(3,675,192)

Net increase in net assets from capital share transactions	8,092,286	11,321,210	12,726,525	9,282,513

INCREASE IN NET ASSETS	11,077,365	13,994,524	15,388,477	12,140,817

NET ASSETS
Beginning of year	32,653,324	18,658,800	27,471,212	15,330,395

End of year	$43,730,689	$32,653,324	$42,859,689	$27,471,212

SHARES ISSUED AND REDEEMED
Shares sold	250,000	450,000	350,000	350,000
Shares redeemed	(50,000)	(150,000)	(50,000)	(100,000)

Net increase in shares outstanding	200,000	300,000	300,000	250,000

See notes to financial statements.

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Target Date 2035 ETF		iShares Target Date 2040 ETF
	Year ended July 31, 2014	Year ended July 31, 2013	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$586,549	$335,530	$904,058	$573,408
Net realized gain (loss)	38,548	(44,190)	54,104	(64,492)
Net change in unrealized appreciation/depreciation	2,158,290	2,130,847	3,599,853	3,996,409

Net increase in net assets resulting from operations	2,783,387	2,422,187	4,558,015	4,505,325

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(588,764)	(339,728)	(907,328)	(579,818)

Total distributions to shareholders	(588,764)	(339,728)	(907,328)	(579,818)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,857,907	7,538,771	15,251,951	9,479,877

Net increase in net assets from capital share transactions	12,857,907	7,538,771	15,251,951	9,479,877

INCREASE IN NET ASSETS	15,052,530	9,621,230	18,902,638	13,405,384

NET ASSETS
Beginning of year	19,828,523	10,207,293	32,236,239	18,830,855

End of year	$34,881,053	$19,828,523	$51,138,877	$32,236,239

SHARES ISSUED
Shares sold	300,000	200,000	350,000	250,000

Net increase in shares outstanding	300,000	200,000	350,000	250,000

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Target Date 2045 ETF		iShares Target Date 2050 ETF
	Year ended July 31, 2014	Year ended July 31, 2013	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$139,024	$84,165	$207,918	$105,655
Net realized gain	289,405	600,881	320,009	571,022
Net change in unrealized appreciation/depreciation	277,267	(14,822)	548,934	110,703

Net increase in net assets resulting from operations	705,696	670,224	1,076,861	787,380

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(139,605)	(85,013)	(208,997)	(106,506)

Total distributions to shareholders	(139,605)	(85,013)	(208,997)	(106,506)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,745,686	4,490,375	8,649,015	8,855,121
Cost of shares redeemed	(1,756,708)	(5,904,305)	(1,775,381)	(7,187,663)

Net increase (decrease) in net assets from capital share transactions	4,988,978	(1,413,930)	6,873,634	1,667,458

INCREASE (DECREASE) IN NET ASSETS	5,555,069	(828,719)	7,741,498	2,348,332

NET ASSETS
Beginning of period	3,134,736	3,963,455	6,312,350	3,964,018

End of period	$8,689,805	$3,134,736	$14,053,848	$6,312,350

SHARES ISSUED AND REDEEMED
Shares sold	200,000	150,000	250,000	300,000
Shares redeemed	(50,000)	(200,000)	(50,000)	(250,000)

Net increase (decrease) in shares outstanding	150,000	(50,000)	200,000	50,000

See notes to financial statements.

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Multi-Asset Income ETF
	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,933,064	$4,877,989
Net realized gain	1,100,889	287,480
Net change in unrealized appreciation/depreciation	3,161,429	(7,112,155)

Net increase (decrease) in net assets resulting from operations	11,195,382	(1,946,686)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,936,847)	(4,863,817)
From net realized gain	(177,134)	—

Total distributions to shareholders	(7,113,981)	(4,863,817)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	66,961,257	89,266,243
Cost of shares redeemed	(12,374,272)	(19,165,941)

Net increase in net assets from capital share transactions	54,586,985	70,100,302

INCREASE IN NET ASSETS	58,668,386	63,289,799

NET ASSETS
Beginning of year	112,133,915	48,844,116

End of year	$170,802,301	$112,133,915

Undistributed net investment income included in net assets at end of year	$11,956	$15,739

SHARES ISSUED AND REDEEMED
Shares sold	2,550,000	3,350,000
Shares redeemed	(500,000)	(750,000)

Net increase in shares outstanding	2,050,000	2,600,000

See notes to financial statements.

FINANCIAL STATEMENTS	69

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Conservative Allocation ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$31.18	$30.08	$29.44	$27.87	$26.27

Income from investment operations:
Net investment income[a]	0.64	0.63	0.61	0.65	0.54
Net realized and unrealized gain[b]	1.35	1.09	0.65	1.56	1.64

Total from investment operations	1.99	1.72	1.26	2.21	2.18

Less distributions from:
Net investment income	(0.63)	(0.62)	(0.62)	(0.64)	(0.58)

Total distributions	(0.63)	(0.62)	(0.62)	(0.64)	(0.58)

Net asset value, end of year	$32.54	$31.18	$30.08	$29.44	$27.87

Total return	6.42%	5.77%	4.34%	7.99%	8.38%

Ratios/Supplemental data:
Net assets, end of year (000s)	$180,591	$135,625	$87,229	$61,822	$40,409
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.00%	2.03%	2.07%	2.26%	1.98%
Portfolio turnover rate[d]	6%	8%	12%	7%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Moderate Allocation ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$32.99	$30.95	$30.58	$28.42	$26.56

Income from investment operations:
Net investment income[a]	0.71	0.67	0.64	0.69	0.58
Net realized and unrealized gain[b]	1.98	2.09	0.37	2.09	1.82

Total from investment operations	2.69	2.76	1.01	2.78	2.40

Less distributions from:
Net investment income	(0.69)	(0.72)	(0.64)	(0.62)	(0.54)

Total distributions	(0.69)	(0.72)	(0.64)	(0.62)	(0.54)

Net asset value, end of year	$34.99	$32.99	$30.95	$30.58	$28.42

Total return	8.19%	9.01%	3.40%	9.84%	9.08%

Ratios/Supplemental data:
Net assets, end of year (000s)	$246,701	$186,415	$153,216	$97,859	$58,263
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.07%	2.09%	2.12%	2.30%	2.06%
Portfolio turnover rate[d]	9%	7%	9%	9%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Growth Allocation ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$36.40	$32.75	$32.28	$29.06	$26.80

Income from investment operations:
Net investment income[a]	0.83	0.78	0.69	0.73	0.63
Net realized and unrealized gain[b]	3.07	3.65	0.48	3.17	2.22

Total from investment operations	3.90	4.43	1.17	3.90	2.85

Less distributions from:
Net investment income	(0.80)	(0.78)	(0.70)	(0.68)	(0.59)

Total distributions	(0.80)	(0.78)	(0.70)	(0.68)	(0.59)

Net asset value, end of year	$39.50	$36.40	$32.75	$32.28	$29.06

Total return	10.77%	13.68%	3.75%	13.49%	10.68%

Ratios/Supplemental data:
Net assets, end of year (000s)	$306,163	$202,040	$135,916	$108,129	$61,030
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.17%	2.24%	2.17%	2.29%	2.18%
Portfolio turnover rate[d]	12%	9%	5%	10%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Aggressive Allocation ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$41.28	$35.25	$35.09	$30.11	$26.97

Income from investment operations:
Net investment income[a]	0.97	0.90	0.76	0.69	0.56
Net realized and unrealized gain[b]	4.48	6.01	0.16	4.93	3.15

Total from investment operations	5.45	6.91	0.92	5.62	3.71

Less distributions from:
Net investment income	(0.92)	(0.88)	(0.76)	(0.64)	(0.57)

Total distributions	(0.92)	(0.88)	(0.76)	(0.64)	(0.57)

Net asset value, end of year	$45.81	$41.28	$35.25	$35.09	$30.11

Total return	13.24%	19.81%	2.76%	18.75%	13.78%

Ratios/Supplemental data:
Net assets, end of year (000s)	$267,985	$169,263	$89,879	$82,468	$43,661
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.19%	2.33%	2.24%	2.00%	1.89%
Portfolio turnover rate[d]	12%	10%	12%	13%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date Retirement Income ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$32.32	$31.13	$30.39	$28.55	$26.62

Income from investment operations:
Net investment income[a]	0.58	0.64	0.70	0.78	0.67
Net realized and unrealized gain[b]	1.41	1.20	0.72	1.84	1.97

Total from investment operations	1.99	1.84	1.42	2.62	2.64

Less distributions from:
Net investment income	(0.59)	(0.65)	(0.68)	(0.78)	(0.71)

Total distributions	(0.59)	(0.65)	(0.68)	(0.78)	(0.71)

Net asset value, end of year	$33.72	$32.32	$31.13	$30.39	$28.55

Total return	6.20%	5.97%	4.71%	9.30%	10.03%

Ratios/Supplemental data:
Net assets, end of year (000s)	$13,489	$11,313	$7,783	$9,118	$7,138
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.76%	1.99%	2.30%	2.63%	2.39%
Portfolio turnover rate[d]	11%	6%	18%	20%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date 2010 ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$34.27	$32.16	$31.67	$29.40	$27.11

Income from investment operations:
Net investment income[a]	0.65	0.68	0.74	0.79	0.69
Net realized and unrealized gain[b]	1.88	2.13	0.46	2.48	2.32

Total from investment operations	2.53	2.81	1.20	3.27	3.01

Less distributions from:
Net investment income	(0.65)	(0.70)	(0.71)	(1.00)	(0.72)

Total distributions	(0.65)	(0.70)	(0.71)	(1.00)	(0.72)

Net asset value, end of year	$36.15	$34.27	$32.16	$31.67	$29.40

Total return	7.44%	8.82%	3.87%	11.22%	11.15%

Ratios/Supplemental data:
Net assets, end of year (000s)	$9,038	$8,567	$6,432	$11,085	$2,940
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.84%	2.02%	2.38%	2.53%	2.38%
Portfolio turnover rate[d]	6%	14%	20%	28%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date 2015 ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$36.13	$33.14	$32.87	$29.91	$27.18

Income from investment operations:
Net investment income[a]	0.74	0.75	0.76	0.85	0.70
Net realized and unrealized gain[b]	2.37	3.00	0.29	3.00	2.56

Total from investment operations	3.11	3.75	1.05	3.85	3.26

Less distributions from:
Net investment income	(0.74)	(0.76)	(0.78)	(0.89)	(0.53)

Total distributions	(0.74)	(0.76)	(0.78)	(0.89)	(0.53)

Net asset value, end of year	$38.50	$36.13	$33.14	$32.87	$29.91

Total return	8.65%	11.44%	3.30%	12.95%	12.04%

Ratios/Supplemental data:
Net assets, end of year (000s)	$30,800	$21,676	$11,598	$14,792	$5,982
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.95%	2.16%	2.36%	2.63%	2.40%
Portfolio turnover rate[d]	10%	12%	23%	24%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date 2020 ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$37.42	$33.63	$33.50	$30.22	$27.20

Income from investment operations:
Net investment income[a]	0.81	0.78	0.78	0.84	0.66
Net realized and unrealized gain[b]	2.81	3.79	0.12	3.49	2.80

Total from investment operations	3.62	4.57	0.90	4.33	3.46

Less distributions from:
Net investment income	(0.78)	(0.78)	(0.77)	(1.05)	(0.44)

Total distributions	(0.78)	(0.78)	(0.77)	(1.05)	(0.44)

Net asset value, end of year	$40.26	$37.42	$33.63	$33.50	$30.22

Total return	9.72%	13.74%	2.81%	14.43%	12.73%

Ratios/Supplemental data:
Net assets, end of year (000s)	$56,364	$37,423	$21,861	$20,101	$10,578
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.07%	2.18%	2.39%	2.54%	2.22%
Portfolio turnover rate[d]	11%	9%	20%	20%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date 2025 ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$38.42	$33.93	$34.01	$30.24	$27.20

Income from investment operations:
Net investment income[a]	0.85	0.83	0.78	0.86	0.66
Net realized and unrealized gain (loss)[b]	3.22	4.48	(0.06)	3.84	2.94

Total from investment operations	4.07	5.31	0.72	4.70	3.60

Less distributions from:
Net investment income	(0.84)	(0.82)	(0.80)	(0.93)	(0.56)

Total distributions	(0.84)	(0.82)	(0.80)	(0.93)	(0.56)

Net asset value, end of year	$41.65	$38.42	$33.93	$34.01	$30.24

Total return	10.63%	15.83%	2.24%	15.64%	13.27%

Ratios/Supplemental data:
Net assets, end of year (000s)	$43,731	$32,653	$18,659	$18,707	$7,559
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.10%	2.26%	2.36%	2.56%	2.22%
Portfolio turnover rate[d]	12%	10%	26%	17%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date 2030 ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$39.24	$34.07	$34.28	$30.29	$27.13

Income from investment operations:
Net investment income[a]	0.89	0.83	0.79	0.80	0.64
Net realized and unrealized gain (loss)[b]	3.59	5.16	(0.22)	4.19	3.04

Total from investment operations	4.48	5.99	0.57	4.99	3.68

Less distributions from:
Net investment income	(0.86)	(0.82)	(0.78)	(1.00)	(0.52)

Total distributions	(0.86)	(0.82)	(0.78)	(1.00)	(0.52)

Net asset value, end of year	$42.86	$39.24	$34.07	$34.28	$30.29

Total return	11.46%	17.76%	1.77%	16.55%	13.56%

Ratios/Supplemental data:
Net assets, end of year (000s)	$42,860	$27,471	$15,330	$13,714	$9,086
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.13%	2.25%	2.39%	2.37%	2.15%
Portfolio turnover rate[d]	11%	10%	21%	23%	18%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date 2035 ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$39.66	$34.02	$34.35	$30.18	$27.09

Income from investment operations:
Net investment income[a]	0.95	0.86	0.80	0.78	0.59
Net realized and unrealized gain (loss)[b]	3.85	5.62	(0.35)	4.42	3.13

Total from investment operations	4.80	6.48	0.45	5.20	3.72

Less distributions from:
Net investment income	(0.86)	(0.84)	(0.78)	(1.03)	(0.63)

Total distributions	(0.86)	(0.84)	(0.78)	(1.03)	(0.63)

Net asset value, end of year	$43.60	$39.66	$34.02	$34.35	$30.18

Total return	12.15%	19.26%	1.42%	17.34%	13.74%

Ratios/Supplemental data:
Net assets, end of year (000s)	$34,881	$19,829	$10,207	$6,870	$3,018
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.24%	2.32%	2.40%	2.30%	1.99%
Portfolio turnover rate[d]	12%	13%	21%	30%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date 2040 ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$40.30	$34.24	$34.66	$30.33	$27.05

Income from investment operations:
Net investment income[a]	0.96	0.86	0.79	0.73	0.68
Net realized and unrealized gain (loss)[b]	4.13	6.05	(0.43)	4.65	3.06

Total from investment operations	5.09	6.91	0.36	5.38	3.74

Less distributions from:
Net investment income	(0.92)	(0.85)	(0.78)	(1.05)	(0.46)

Total distributions	(0.92)	(0.85)	(0.78)	(1.05)	(0.46)

Net asset value, end of year	$44.47	$40.30	$34.24	$34.66	$30.33

Total return	12.66%	20.40%	1.17%	17.85%	13.82%

Ratios/Supplemental data:
Net assets, end of year (000s)	$51,139	$32,236	$18,831	$15,596	$10,617
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.22%	2.28%	2.37%	2.14%	2.26%
Portfolio turnover rate[d]	12%	11%	19%	15%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date 2045 ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Period from Aug. 16, 2011[a] to Jul. 31, 2012
Net asset value, beginning of period	$31.35	$26.42	$24.75

Income from investment operations:
Net investment income[b]	0.80	0.65	0.60
Net realized and unrealized gain[c]	3.29	4.93	1.65

Total from investment operations	4.09	5.58	2.25

Less distributions from:
Net investment income	(0.68)	(0.65)	(0.58)

Total distributions	(0.68)	(0.65)	(0.58)

Net asset value, end of period	$34.76	$31.35	$26.42

Total return	13.08%	21.34%	9.21%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$8,690	$3,135	$3,963
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.35%	2.26%	2.42%
Portfolio turnover rate[g]	7%	6%	17%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date 2050 ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Period from Aug. 16, 2011[a] to Jul. 31, 2012
Net asset value, beginning of period	$31.56	$26.43	$24.75

Income from investment operations:
Net investment income[b]	0.77	0.71	0.61
Net realized and unrealized gain[c]	3.51	5.06	1.64

Total from investment operations	4.28	5.77	2.25

Less distributions from:
Net investment income	(0.71)	(0.64)	(0.57)

Total distributions	(0.71)	(0.64)	(0.57)

Net asset value, end of period	$35.13	$31.56	$26.43

Total return	13.58%	22.07%	9.21%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$14,054	$6,312	$3,964
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.24%	2.45%	2.49%
Portfolio turnover rate[g]	8%	6%	15%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Multi-Asset Income ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Period from Apr. 3, 2012[a] to Jul. 31, 2012
Net asset value, beginning of period	$25.20	$26.40	$25.00

Income from investment operations:
Net investment income[b]	1.52	1.41	0.35
Net realized and unrealized gain (loss)[c]	1.14	(1.20)	1.37

Total from investment operations	2.66	0.21	1.72

Less distributions from:
Net investment income	(1.53)	(1.41)	(0.32)
Net realized gain	(0.05)	—	—

Total distributions	(1.58)	(1.41)	(0.32)

Net asset value, end of period	$26.28	$25.20	$26.40

Total return	10.95%	0.71%	6.91%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$170,802	$112,134	$48,844
Ratio of expenses to average net assets[e,f]	0.18%	0.20%	0.20%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	5.92%	5.36%	4.22%
Portfolio turnover rate[g]	68%	51%	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

84	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Conservative Allocation	Diversified
Moderate Allocation	Diversified
Growth Allocation	Diversified
Aggressive Allocation	Diversified
Target Date Retirement Income	Diversified
Target Date 2010	Diversified
Target Date 2015	Diversified
Target Date 2020	Diversified

iShares ETF	Diversification Classification
Target Date 2025	Diversified
Target Date 2030	Diversified
Target Date 2035	Diversified
Target Date 2040	Diversified
Target Date 2045	Diversified
Target Date 2050	Diversified
Morningstar Multi-Asset Income	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. Each underlying index is comprised entirely of securities of iShares funds (each, an “Underlying Fund,” collectively, the “Underlying Funds”) that themselves seek investment results that correspond generally to the price and yield performance, before fees and expenses, of their own respective underlying indexes. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Each Fund is a fund of funds and seeks its investment objective by investing primarily in the affiliated Underlying Funds.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

86	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of July 31, 2014, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions from the Underlying Funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of July 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Conservative Allocation	$11,727,123	$11,727,123	$—
Moderate Allocation	15,527,099	15,527,099	—
Growth Allocation	14,887,673	14,887,673	—
Aggressive Allocation	7,217,782	7,217,782	—
Target Date Retirement Income	392,038	392,038	—
Target Date 2010	254,395	254,395	—
Target Date 2015	957,852	957,852	—
Target Date 2020	1,434,484	1,434,484	—
Target Date 2025	1,423,568	1,423,568	—
Target Date 2030	946,308	946,308	—
Target Date 2035	1,049,100	1,049,100	—
Target Date 2040	2,191,405	2,191,405	—
Target Date 2045	237,236	237,236	—
Target Date 2050	151,734	151,734	—
Morningstar Multi-Asset Income	58,740,223	58,740,223	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.25% based on the average daily net assets of each Fund.

88	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

BFA has contractually agreed to waive a portion of the investment advisory fees it is entitled to receive from each Fund, except the iShares Morningstar Multi-Asset Income ETF, through November 30, 2015 in an amount equal to 0.14%. After giving effect to the fee waiver, BFA will receive an annual advisory fee of 0.11% of the average daily net assets of each Fund. BFA also receives investment advisory fees from the Underlying Funds as a result of the Funds’ investments in the Underlying Funds.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares Morningstar Multi-Asset Income ETF through November 30, 2015 in order to limit total annual operating expenses, inclusive of indirect fees and expenses incurred by the Underlying Funds, to 0.60% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 75% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 80% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
Conservative Allocation	$47,555
Moderate Allocation	57,310
Growth Allocation	48,672
Aggressive Allocation	35,937
Target Date Retirement Income	2,200
Target Date 2010	800
Target Date 2015	3,701
Target Date 2020	5,091

iShares ETF	Fees Paid to BTC
Target Date 2025	$4,362
Target Date 2030	3,848
Target Date 2035	2,177
Target Date 2040	3,282
Target Date 2045	415
Target Date 2050	377
Morningstar Multi-Asset Income	237,955

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The Funds’ investments in Underlying Funds are considered to be investments in affiliates for purposes of Section 2(a)(3) of the 1940 Act. Dividend income and realized gains and losses from affiliated investments are presented in the statements of operations.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2014 were as follows:

iShares ETF	Purchases	Sales
Conservative Allocation	$9,391,033	$9,397,014
Moderate Allocation	20,143,980	20,090,210
Growth Allocation	29,551,232	29,451,717
Aggressive Allocation	27,164,398	26,980,399
Target Date Retirement Income	1,312,432	1,317,213
Target Date 2010	523,896	529,831
Target Date 2015	2,950,440	2,948,654
Target Date 2020	5,265,722	5,265,249
Target Date 2025	4,385,695	4,382,371
Target Date 2030	3,683,417	3,679,121
Target Date 2035	3,224,569	3,222,504
Target Date 2040	4,898,523	4,893,925
Target Date 2045	443,165	443,330
Target Date 2050	723,105	735,325
Morningstar Multi-Asset Income	81,552,846	81,688,572

90	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended July 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Conservative Allocation	$48,361,374	$9,457,204
Moderate Allocation	73,553,864	25,190,252
Growth Allocation	105,275,636	20,545,216
Aggressive Allocation	101,565,960	23,909,837
Target Date Retirement Income	3,337,516	1,698,292
Target Date 2010	1,817,073	1,815,839
Target Date 2015	16,842,360	9,479,844
Target Date 2020	15,752,467	—
Target Date 2025	10,065,387	1,977,866
Target Date 2030	14,863,319	2,160,656
Target Date 2035	12,823,747	—
Target Date 2040	15,241,209	—
Target Date 2045	6,736,804	1,747,666
Target Date 2050	8,646,183	1,765,944
Morningstar Multi-Asset Income	66,877,318	12,352,344

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its indirect investment in equity and fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

The iShares Growth Allocation ETF, iShares Aggressive Allocation ETF, iShares Target Date 2025 ETF, iShares Target Date 2030 ETF, iShares Target Date 2035 ETF, iShares Target Date 2040 ETF, iShares Target Date 2045 ETF, iShares Target Date 2050 and iShares Morningstar Multi-Asset Income ETF each invests indirectly a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Except for iShares Aggressive Allocation ETF, iShares Target Date 2040 ETF, iShares Target Date 2045 ETF, and iShares Target Date 2050 ETF, each Fund invests a significant portion of its assets indirectly in fixed-income securities. Changes in market interest rates or economic conditions, including the Federal Reserve Bank’s decision in December 2013 by the Federal Reserve Bank to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the statement of assets and liabilities.

92	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2014, attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Conservative Allocation	$960,149	$2,726	$(962,875)
Moderate Allocation	5,318,474	3,321	(5,321,795)
Growth Allocation	4,325,566	9,790	(4,335,356)
Aggressive Allocation	4,155,178	16,145	(4,171,323)
Target Date Retirement Income	153,550	743	(154,293)
Target Date 2010	217,000	547	(217,547)
Target Date 2015	1,232,208	1,764	(1,233,972)
Target Date 2020	(3,391)	3,391	—
Target Date 2025	291,675	2,630	(294,305)
Target Date 2030	640,087	2,871	(642,958)
Target Date 2035	(2,215)	2,215	—
Target Date 2040	(3,270)	3,270	—
Target Date 2045	279,955	581	(280,536)
Target Date 2050	313,815	1,079	(314,894)
Morningstar Multi-Asset Income	32,406	—	(32,406)

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 was as follows:

iShares ETF	2014	2013
Conservative Allocation
Ordinary income	$3,006,528	$2,399,398

Moderate Allocation
Ordinary income	$4,431,179	$3,685,278

Growth Allocation
Ordinary income	$5,528,624	$3,833,901

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	2014	2013
Aggressive Allocation
Ordinary income	$4,813,619	$2,887,772

Target Date Retirement Income
Ordinary income	$220,971	$186,759

Target Date 2010
Ordinary income	$163,485	$132,666

Target Date 2015
Ordinary income	$560,719	$366,062

Target Date 2020
Ordinary income	$965,736	$654,131

Target Date 2025
Ordinary income	$801,174	$533,615

Target Date 2030
Ordinary income	$720,575	$469,753

Target Date 2035
Ordinary income	$588,764	$339,728

Target Date 2040
Ordinary income	$907,328	$579,818

Target Date 2045
Ordinary income	$139,605	$85,013

Target Date 2050
Ordinary income	$208,997	$106,506

Morningstar Multi-Asset Income
Ordinary income	$7,103,345	$4,863,817
Long-term capital gain	10,636	—

	$7,113,981	$4,863,817

94	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Conservative Allocation	$—	$—	$(36,666)	$8,629,909	$(5,194)	$8,588,049
Moderate Allocation	—	—	(42,279)	17,781,677	(372,056)	17,367,342
Growth Allocation	—	—	(2,489)	30,326,254	(251,316)	30,072,449
Aggressive Allocation	—	—	(114,982)	34,244,875	(48,395)	34,081,498
Target Date Retirement Income	—	—	(19,969)	509,310	(24,988)	464,353
Target Date 2010	—	—	(32,899)	554,942	(927)	521,116
Target Date 2015	—	—	(94,147)	1,559,045	(11,604)	1,453,294
Target Date 2020	—	—	(178,941)	5,457,984	(9,590)	5,269,453
Target Date 2025	—	—	(93,726)	4,717,497	(19,202)	4,604,569
Target Date 2030	—	—	(35,258)	4,366,763	(10,937)	4,320,568
Target Date 2035	—	—	(114,593)	4,338,676	(6,185)	4,217,898
Target Date 2040	—	—	(150,656)	7,996,845	(15,722)	7,830,467
Target Date 2045	—	—	(4,384)	367,622	(174)	363,064
Target Date 2050	—	—	(1,703)	743,155	—	741,452
Morningstar Multi-Asset Income	973,142	759,433	—	(3,443,222)	—	(1,710,647)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
Conservative Allocation	$26,817	$—	$9,849	$36,666
Moderate Allocation	38,081	—	4,198	42,279
Growth Allocation	—	2,489	—	2,489
Aggressive Allocation	114,982	—	—	114,982
Target Date Retirement Income	19,833	—	136	19,969
Target Date 2010	32,899	—	—	32,899
Target Date 2015	69,580	—	24,567	94,147
Target Date 2020	178,210	—	731	178,941
Target Date 2025	93,726	—	—	93,726
Target Date 2030	32,843	—	2,415	35,258
Target Date 2035	114,593	—	—	114,593
Target Date 2040	150,656	—	—	150,656
Target Date 2045	4,384	—	—	4,384
Target Date 2050	1,703	—	—	1,703

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended July 31, 2014, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Target Date Retirement Income	$22,060
Target Date 2010	19,284
Target Date 2015	21,351
Target Date 2020	72,471
Target Date 2025	61,615

iShares ETF	Utilized
Target Date 2030	$15,213
Target Date 2035	42,971
Target Date 2040	73,614
Target Date 2045	10,403
Target Date 2050	7,662

As of July 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Conservative Allocation	$184,048,569	$9,527,444	$(897,535)	$8,629,909
Moderate Allocation	244,926,508	18,107,609	(325,932)	17,781,677
Growth Allocation	291,189,646	31,001,190	(674,936)	30,326,254
Aggressive Allocation	241,195,643	34,856,024	(611,149)	34,244,875
Target Date Retirement Income	13,384,695	564,729	(55,419)	509,310
Target Date 2010	8,745,506	648,264	(93,322)	554,942
Target Date 2015	30,230,598	1,653,221	(94,176)	1,559,045
Target Date 2020	52,386,625	5,571,494	(113,510)	5,457,984
Target Date 2025	40,484,239	4,866,171	(148,674)	4,717,497
Target Date 2030	39,472,574	4,579,390	(212,627)	4,366,763
Target Date 2035	31,628,593	4,407,035	(68,359)	4,338,676
Target Date 2040	45,399,938	8,117,108	(120,263)	7,996,845
Target Date 2045	8,567,855	375,820	(8,198)	367,622
Target Date 2050	13,468,932	749,800	(6,645)	743,155
Morningstar Multi-Asset Income	234,630,972	1,556,176	(4,999,398)	(3,443,222)

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	PLANNED FUND LIQUIDATION

On July 22, 2014, the Board unanimously voted to close and liquidate the iShares Target Date Retirement Income, iShares Target Date 2010, iShares Target Date 2015, iShares Target Date 2020, iShares Target Date 2025, iShares Target Date 2030, iShares Target Date 2035, iShares Target Date 2040, iShares Target Date 2045 and iShares Target Date 2050 ETFs. After the close of business on October 14, 2014, the Funds will no longer accept creation orders. Trading in the Funds will be halted prior to market open on October 15, 2014. Proceeds of the liquidations are currently scheduled to be sent to shareholders on or about October 21, 2014.

96	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	97

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Conservative Allocation ETF, iShares Moderate Allocation ETF, iShares Growth Allocation ETF, iShares Aggressive Allocation ETF, iShares Target Date Retirement Income ETF, iShares Target Date 2010 ETF, iShares Target Date 2015 ETF, iShares Target Date 2020 ETF, iShares Target Date 2025 ETF, iShares Target Date 2030 ETF, iShares Target Date 2035 ETF, iShares Target Date 2040 ETF, iShares Target Date 2045 ETF, iShares Target Date 2050 ETF and iShares Morningstar Multi-Asset Income ETF (the “Funds”) at July 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

As discussed in Note 7, the Board of Trustees have approved the liquidation of iShares Target Date Retirement Income, iShares Target Date 2010, iShares Target Date 2015, iShares Target Date 2020, iShares Target Date 2025, iShares Target Date 2030, iShares Target Date 2035, iShares Target Date 2040, iShares Target Date 2045 and iShares Target Date 2050 ETFs, which is anticipated to occur on or about October 21, 2014.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2014

98	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended July 31, 2014, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds pursuant to Section 852(g)(1) of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Conservative Allocation	$428,164	$40,806
Moderate Allocation	736,072	71,916
Growth Allocation	1,007,454	95,833
Aggressive Allocation	1,146,161	107,446
Target Date Retirement Income	23,709	2,348
Target Date 2010	25,182	2,502
Target Date 2015	86,006	8,004
Target Date 2020	158,053	15,285
Target Date 2025	157,138	15,534
Target Date 2030	149,442	14,605
Target Date 2035	129,147	12,558
Target Date 2040	218,860	21,519
Target Date 2045	25,178	2,369
Target Date 2050	42,391	3,923
Morningstar Multi-Asset Income	903,112	10,594

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended July 31, 2014 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
Conservative Allocation	16.23%
Moderate Allocation	22.39
Growth Allocation	32.39
Aggressive Allocation	36.82
Target Date Retirement Income	19.01
Target Date 2010	24.09
Target Date 2015	26.49
Target Date 2020	29.99

iShares ETF	Dividends- Received Deduction
Target Date 2025	33.17%
Target Date 2030	35.28
Target Date 2035	37.20
Target Date 2040	39.09
Target Date 2045	38.35
Target Date 2050	42.68
Morningstar Multi-Asset Income	6.78

Under Section 852(b)(3)(C) of the Code, the iShares Morningstar Multi-Asset Income ETF hereby designates $10,636 as long-term capital gain dividends for the fiscal year ended July 31, 2014.

Under Section 871(k)(2)(C) of the Code, the iShares Morningstar Multi-Asset Income ETF hereby designates $166,498 as short-term capital gain dividends for the fiscal year ended July 31, 2014.

TAX INFORMATION	99

Tax Information (Unaudited) (Continued)

iSHARES® TRUST

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2014:

iShares ETF	Qualified Dividend Income
Conservative Allocation	$1,177,332
Moderate Allocation	2,144,558
Growth Allocation	3,348,557
Aggressive Allocation	3,741,892
Target Date Retirement Income	75,983
Target Date 2010	72,469
Target Date 2015	291,669
Target Date 2020	580,526

iShares ETF	Qualified Dividend Income
Target Date 2025	$526,234
Target Date 2030	511,598
Target Date 2035	455,345
Target Date 2040	733,147
Target Date 2045	119,471
Target Date 2050	190,934
Morningstar Multi-Asset Income	1,184,920

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

100	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I.    iShares Conservative Allocation ETF and iShares Target Date 2050 ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were within range of the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group, but were in the 50th and 75th percentiles, respectively.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	101

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential

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economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds, except for iShares Target Date 2050 ETF. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in

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connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II.    iShares Moderate Allocation ETF and iShares Growth Allocation ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with

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differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were lower than the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and

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throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors

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beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III.    iShares Aggressive Allocation ETF, iShares Target Date Retirement Income ETF and iShares Morningstar Multi-Asset Income ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and

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other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were at the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support,

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the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates

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incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds, except for iShares Target Date Retirement Income ETF. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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iSHARES® TRUST

IV.    iShares Target Date 2010 ETF, iShares Target Date 2015 ETF, iShares Target Date 2020 ETF, iShares Target Date 2025 ETF, iShares Target Date 2030 ETF, iShares Target Date 2035 ETF, iShares Target Date 2040 ETF and iShares Target Date 2045 ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

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Board Review and Approval of Investment Advisory

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iSHARES® TRUST

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were at the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group, except for iShares Target Date 2025 ETF, iShares Target Date 2035 ETF and iShares Target Date 2045 ETF, which were within range of the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory

112	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

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iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

114	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
iShares Conservative Allocation	$0.617539	$—	$0.012458	$0.629997	98%	—%	2%	100%
iShares Moderate Allocation	0.673324	—	0.016123	0.689447	98	—	2	100
iShares Growth Allocation	0.783039	—	0.020705	0.803744	97	—	3	100
iShares Aggressive Allocation	0.889371	—	0.032357	0.921728	96	—	4	100
iShares Target Date Retirement Income	0.577042	—	0.012252	0.589294	98	—	2	100
iShares Target Date 2010	0.639500	—	0.014439	0.653939	98	—	2	100
iShares Target Date 2015	0.724240	—	0.017564	0.741804	98	—	2	100
iShares Target Date 2020	0.761633	—	0.020195	0.781828	97	—	3	100
iShares Target Date 2025	0.815374	—	0.022476	0.837850	97	—	3	100
iShares Target Date 2030	0.834478	—	0.024295	0.858773	97	—	3	100
iShares Target Date 2035	0.836954	—	0.025847	0.862801	97	—	3	100
iShares Target Date 2040	0.889721	—	0.028818	0.918539	97	—	3	100
iShares Target Date 2045	0.659730	—	0.023139	0.682869	97	—	3	100
iShares Target Date 2050	0.680276	—	0.025301	0.705577	96	—	4	100
iShares Morningstar Multi-Asset Income	1.525937	0.042683	0.008213	1.576833	97	3	0[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares S&P Conservative Allocation ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	9	0.65
Greater than 1.0% and Less than 1.5%	32	2.32
Greater than 0.5% and Less than 1.0%	29	2.10
Between 0.5% and –0.5%	1,295	93.71
Less than –0.5% and Greater than –1.0%	5	0.36
Less than –1.0% and Greater than –1.5%	7	0.51
Less than –1.5% and Greater than –2.0%	1	0.07
Less than –2.0%	1	0.07

	1,382	100.00%

iShares S&P Moderate Allocation ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.07%
Greater than 1.5% and Less than 2.0%	9	0.65
Greater than 1.0% and Less than 1.5%	22	1.59
Greater than 0.5% and Less than 1.0%	42	3.04
Between 0.5% and –0.5%	1,296	93.79
Less than –0.5% and Greater than –1.0%	6	0.43
Less than –1.0% and Greater than –1.5%	5	0.36
Less than –1.5% and Greater than –2.0%	1	0.07

	1,382	100.00%

116	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares S&P Growth Allocation ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	6	0.43%
Between 0.5% and –0.5%	1,371	99.22
Less than –0.5% and Greater than –1.0%	1	0.07
Less than –1.0% and Greater than –1.5%	2	0.14
Less than –1.5%	2	0.14

	1,382	100.00%

iShares S&P Aggressive Allocation ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	0.22%
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	3	0.22
Between 0.5% and –0.5%	1,368	98.99
Less than –0.5%	2	0.14

	1,382	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares S&P Target Date Retirement Income ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	3	0.22%
Greater than 5.5% and Less than 6.0%	1	0.07
Greater than 5.0% and Less than 5.5%	3	0.22
Greater than 4.5% and Less than 5.0%	9	0.65
Greater than 4.0% and Less than 4.5%	11	0.80
Greater than 3.5% and Less than 4.0%	11	0.80
Greater than 3.0% and Less than 3.5%	4	0.28
Greater than 2.5% and Less than 3.0%	8	0.58
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	10	0.71
Greater than 1.0% and Less than 1.5%	6	0.43
Greater than 0.5% and Less than 1.0%	13	0.95
Between 0.5% and –0.5%	1,271	91.99
Less than –0.5% and Greater than –1.0%	3	0.22
Less than –1.0% and Greater than –1.5%	7	0.51
Less than –1.5% and Greater than –2.0%	1	0.07
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	4	0.28
Less than –3.5% and Greater than –4.0%	1	0.07

	1,382	100.00%

118	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares S&P Target Date 2010 ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	6	0.43%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	19	1.38
Greater than 3.0% and Less than 3.5%	17	1.24
Greater than 2.5% and Less than 3.0%	24	1.75
Greater than 2.0% and Less than 2.5%	14	1.01
Greater than 1.5% and Less than 2.0%	7	0.51
Greater than 1.0% and Less than 1.5%	4	0.28
Greater than 0.5% and Less than 1.0%	14	1.01
Between 0.5% and –0.5%	1,266	91.62
Less than –0.5% and Greater than –1.0%	1	0.07
Less than –1.0% and Greater than –1.5%	2	0.14
Less than –1.5% and Greater than –2.0%	1	0.07
Less than –2.0%	4	0.28

	1,382	100.00%

iShares S&P Target Date 2015 ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	3	0.22%
Greater than 0.5% and Less than 1.0%	5	0.36
Between 0.5% and –0.5%	1,373	99.35
Less than –0.5% and Greater than –1.0%	1	0.07

	1,382	100.00%

iShares S&P Target Date 2020 ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	4	0.28%
Greater than 0.5% and Less than 1.0%	3	0.22
Between 0.5% and –0.5%	1,374	99.43
Less than –0.5% and Greater than –1.0%	1	0.07

	1,382	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares S&P Target Date 2025 ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	5	0.36%
Greater than 1.0% and Less than 1.5%	2	0.14
Greater than 0.5% and Less than 1.0%	5	0.36
Between 0.5% and –0.5%	1,369	99.07
Less than –0.5% and Greater than –1.0%	1	0.07

	1,382	100.00%

iShares S&P Target Date 2030 ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	3	0.22%
Greater than 1.0% and Less than 1.5%	2	0.14
Greater than 0.5% and Less than 1.0%	1	0.07
Between 0.5% and –0.5%	1,374	99.43
Less than –0.5% and Greater than –1.0%	1	0.07
Less than –1.0% and Greater than –1.5%	1	0.07

	1,382	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares S&P Target Date 2035 ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	5	0.36%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	5	0.36
Greater than 3.5% and Less than 4.0%	11	0.80
Greater than 3.0% and Less than 3.5%	15	1.09
Greater than 2.5% and Less than 3.0%	11	0.80
Greater than 2.0% and Less than 2.5%	7	0.51
Greater than 1.5% and Less than 2.0%	8	0.58
Greater than 1.0% and Less than 1.5%	11	0.80
Greater than 0.5% and Less than 1.0%	11	0.80
Between 0.5% and –0.5%	1,269	91.82
Less than –0.5% and Greater than –1.0%	7	0.51
Less than –1.0% and Greater than –1.5%	5	0.36
Less than –1.5% and Greater than –2.0%	1	0.07
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5%	5	0.36

	1,382	100.00%

iShares S&P Target Date 2040 ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	2	0.14%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	8	0.58
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	12	0.87
Greater than 1.0% and Less than 1.5%	30	2.17
Greater than 0.5% and Less than 1.0%	12	0.87
Between 0.5% and –0.5%	1,300	94.08
Less than –0.5% and Greater than –1.0%	2	0.14
Less than –1.0% and Greater than –1.5%	2	0.14
Less than –1.5% and Greater than –2.0%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	121

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares S&P Target Date 2045 ETF

Period Covered: October 1, 2011 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	689	100.00%

	689	100.00%

iShares S&P Target Date 2050 ETF

Period Covered: October 1, 2011 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	3	0.44%
Greater than 0.5% and Less than 1.0%	2	0.29
Between 0.5% and –0.5%	682	98.97
Less than –0.5% and Greater than –1.0%	1	0.15
Less than –1.0%	1	0.15

	689	100.00%

iShares Morningstar Multi-Asset Income ETF

Period Covered: July 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.20%
Greater than 1.0% and Less than 1.5%	2	0.40
Greater than 0.5% and Less than 1.0%	0	0.00
Between 0.5% and –0.5%	498	99.40

	501	100.00%

122	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 311 funds (as of July 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (43)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	123

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

124	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	125

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

126	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC or Morningstar, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-74-0714

JULY 31, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares Developed Small-Cap ex North America ETF* | IFSM* | NASDAQ
➢	iShares MSCI ACWI ETF | ACWI | NASDAQ
➢	iShares MSCI ACWI ex U.S. ETF | ACWX | NASDAQ
➢	iShares MSCI Emerging Markets Financials ETF | EMFN | NASDAQ
➢	iShares MSCI Emerging Markets Materials ETF | EMMT | NASDAQ
➢	iShares MSCI Europe Financials ETF | EUFN | NASDAQ
➢	iShares MSCI Far East Financials ETF | FEFN | NASDAQ
➢	iShares MSCI Kokusai ETF | TOK | NYSE Arca
➢	iShares MSCI Qatar Capped ETF | QAT | NASDAQ
➢	iShares MSCI UAE Capped ETF | UAE | NASDAQ

*	Effective September 1, 2014, the Fund will change its name to the iShares MSCI Europe Small-Cap ETF and its ticker to IEUS.

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global stocks gained approximately 16% for the 12-month period ended July 31, 2014 (the “reporting period”). The global equity markets generally benefited from significant liquidity as many central banks around the world maintained or expanded their accommodative monetary policies in an effort to stimulate economic activity. These efforts began to have a positive impact during the reporting period as improving economic conditions in many regions of the world provided a favorable backdrop for global stock market performance.

Although global stocks advanced steadily throughout the reporting period, they experienced some volatility along the way. The global equity markets began the reporting period on a down note, declining in the first two months amid unrest in the Middle East and signs of weaker economic growth worldwide. Global stocks rebounded throughout the fourth quarter of 2013 and into the new year, when a spate of weaker economic data led to a sharp correction in global stocks during the last half of January 2014. However, the disappointing economic news was attributed largely to severe winter weather in the Northern Hemisphere, and the global equity markets recovered to post solid gains over the last half of the reporting period.

Equity market performance was similar across most regions of the world. In the U.S., stocks advanced by about 17% for the reporting period. The U.S. economy grew at an uneven but moderate rate, led by improving job growth (the unemployment rate fell to as low as 6.1%, its lowest level since September 2008, before finishing the reporting period at 6.2%) and a continued recovery in the housing market. The U.S. Federal Reserve Bank (the “Fed”) expressed its confidence in the economy’s resilience by tapering its quantitative easing activity beginning in January 2014. The Fed reduced its government bond purchases from $85 billion per month in 2013 to $35 billion per month as of the end of the reporting period.

European stocks generated returns of approximately 16% for the reporting period. Although economic growth remained subdued across the Continent, the weakest European economies showed meaningful signs of stabilization during the reporting period. In particular, many southern European countries reported consecutive quarters of positive growth after several years of recession. Nonetheless, concerns about the possibility of deflation led the European Central Bank to lower short-term interest rates late in the reporting period. From a country perspective, the best-performing markets in Europe included Finland, Denmark, and Spain.

Stocks in the Asia/Pacific region returned approximately 13% for the reporting period. Economic growth in the region diverged as emerging markets generally slowed while more developed economies showed signs of improvement. Japan’s stock market lagged amid concerns about the negative impact of a new consumption tax on the Japanese economy. Stock markets in New Zealand and Australia were among the best performers during the reporting period.

Emerging markets stocks gained about 15% for the reporting period, but experienced significantly greater volatility than stocks in developed markets. Concerns about slowing economic growth in many bellwether emerging economies, including China and Brazil, led to a sharp decline in emerging markets stocks between November 2013 and January 2014. However, stronger demand for exports in developed countries, along with stimulus efforts from central banks, helped fuel a recovery in emerging markets stocks over the last half of the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.86%	18.16%	19.76%	18.86%	18.16%	19.76%
5 Years	12.48%	12.31%	12.87%	80.02%	78.71%	83.23%
Since Inception	1.77%	1.64%	2.29%	12.51%	11.57%	16.42%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,050.60	$2.54	$1,000.00	$1,022.30	$2.51	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

The iShares Developed Small-Cap ex North America ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the FTSE Developed Small Cap ex-North America Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 18.86%, net of fees, while the total return for the Index was 19.76%.

As represented by the Index, small-capitalization stocks in developed countries outside of North America delivered double-digit gains for the reporting period, outperforming broader international equity indexes. Stocks of smaller companies in many developed countries outperformed larger-capitalization stocks as global economic conditions generally improved.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

The United Kingdom achieved solid gains and was a large contributor to overall Index returns. The country’s GDP growth improved throughout the reporting period, expanding 0.8% for the second quarter of 2014, surpassing its pre-crisis peak in 2008. On an annual basis, GDP growth for the second quarter 2014 was 3.2%.

Equity market performance in Europe was positive overall. The major markets of Germany, France, and Switzerland all advanced and contributed meaningfully to Index results. France’s smaller company stocks outperformed many key markets, despite the country’s struggle to regain economic growth. Sweden and Italy also contributed meaningfully to Index performance.

Japan also contributed significantly to Index results. Market performance was volatile, however, as economic data released over the course of the reporting period reflected uneven signs of economic activity.

South Korea’s small-capitalization market advanced during the period, as improving economic conditions in the U.S. and elsewhere helped to boost export growth. Quarterly GDP growth was also strong during most of the reporting period, although it did slow during the second quarter of 2014.

Australia’s small-capitalization market delivered positive results as it experienced a pick-up in economic activity. Annual GDP growth for the first quarter of 2014, the most recent period for which data is available, stood at 3.5%, its largest increase since the second quarter of 2012.

Special note: Effective September 1, 2014, the Fund will change its name to the iShares MSCI Europe Small-Cap ETF and the investment objective of the Fund will change to track a new underlying index, the MSCI Europe Small Cap Index, which is a free float-adjusted, market capitalization-weighted index composed of small-capitalization developed market equities in Europe. Additionally, the Fund will change its trading ticker to IEUS.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Industrials	23.46%
Financials	21.23
Consumer Discretionary	17.82
Information Technology	9.33
Materials	8.79
Health Care	6.91
Consumer Staples	4.56
Energy	4.05
Utilities	2.14
Telecommunication Services	1.53
Investment Companies	0.18

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*

United Kingdom	23.89%
Japan	19.33
Australia	6.33
Germany	5.39
South Korea	5.34
Italy	4.53
Sweden	4.29
France	4.09
Switzerland	4.06
Singapore	2.60

TOTAL	79.85%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.29%	16.05%	15.91%	16.29%	16.05%	15.91%
5 Years	11.98%	11.82%	12.10%	76.04%	74.85%	76.98%
Since Inception	4.78%	4.74%	4.63%	34.55%	34.21%	33.31%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,095.80	$1.71	$1,000.00	$1,023.20	$1.66	0.33%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI ETF

The iShares MSCI ACWI ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market equities, as represented by the MSCI ACWI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 16.29%, net of fees, while the total return for the Index was 15.91%.

Global stocks, as represented by the Index, delivered double-digit gains for the reporting period. Equity markets faced challenges throughout the reporting period, however, keeping volatility levels high.

The United States, the largest country weighting at an average of 49% of the Index, generated a solid absolute gain and was the largest contributor by far to Index performance. The continued low-interest-rate environment, generally improving economic growth (as measured by GDP growth), and declining unemployment levels all contributed to stock market strength.

Japan, which accounted for an average of 8% of the Index during the period, achieved modest results. Japan’s Nikkei Index delivered outsized gains early in the reporting period, helped by government initiatives aimed at revitalizing the country’s stagnant economy. However, disappointing economic data released in the following months, including a downward revision of GDP growth for the fourth quarter of 2013, drove down equity markets. The economy then strengthened in the first quarter of 2014, before declining sharply during the second quarter as a consumption tax levied in April 2014 led to decreases in private consumption and investment.

The United Kingdom, which represented 8% of the Index on average during the reporting period, delivered sound gains. The country’s GDP growth, which had turned positive in the first two quarters of 2013, continued its trajectory throughout the reporting period, exceeding its pre-recession peak from 2008 in the second quarter of 2014, as the services and production sectors improved.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*
Financials	21.43%
Information Technology	13.12
Consumer Discretionary	11.50
Health Care	10.84
Industrials	10.65
Energy	10.06
Consumer Staples	9.39
Materials	5.89
Telecommunication Services	4.00
Utilities	3.12

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*
United States	48.57%
United Kingdom	7.94
Japan	7.50
Canada	3.98
France	3.51
Switzerland	3.25
Germany	3.19
Australia	2.91
China	2.19
South Korea	1.78

TOTAL	84.82%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX U.S. ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.42%	14.59%	15.49%	15.42%	14.59%	15.49%
5 Years	8.29%	8.02%	8.84%	48.92%	47.08%	52.71%
Since Inception	1.65%	1.58%	2.17%	10.99%	10.46%	14.62%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,095.20	$1.71	$1,000.00	$1,023.20	$1.66	0.33%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

The iShares MSCI ACWI ex U.S. ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 15.42%, net of fees, while the total return for the Index was 15.49%.

International stocks, as represented by the Index, achieved double-digit gains for the reporting period, although volatility levels remained high.

The United Kingdom, which represented an average of 16% of the Index during the period, delivered sound gains and contributed significantly to Index results. The country’s GDP growth, which had turned positive in the first two quarters of 2013, continued its trajectory throughout the reporting period, exceeding its pre-recession peak from 2008 in the second quarter of 2014, as the services and production sectors improved.

Japanese stocks, which comprised an average of 15% of the Index during the reporting period, achieved positive results. Japan’s Nikkei Index delivered outsized gains early in the reporting period, helped by government initiatives aimed at revitalizing the country’s stagnant economy. However, disappointing economic data released in the following months, including a downward revision of GDP growth for the fourth quarter of 2013, drove down equity markets. The economy then strengthened in the first quarter of 2014, before declining sharply during the second quarter as a consumption tax levied in April 2014 led to decreases in private consumption and investment.

Equity market performance in Europe was positive overall, despite the region’s struggle to regain economic strength. The major markets of Germany, France, and Switzerland all advanced. Spain and Italy achieved robust gains and were also substantial contributors to Index performance.

Canada was a notable contributor to Index returns. Comprising 7% of the Index on average during the reporting period, the Canadian market garnered strong gains amid resurgence among energy and gold mining stocks.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Financials	26.80%
Industrials	10.81
Consumer Discretionary	10.47
Consumer Staples	9.71
Energy	9.28
Materials	8.82
Health Care	8.25
Information Technology	6.97
Telecommunication Services	5.38
Utilities	3.51

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*

United Kingdom	15.17%
Japan	14.70
Canada	7.68
France	6.88
Germany	6.26
Switzerland	6.22
Australia	5.69
China	4.22
South Korea	3.42
Spain	2.56

TOTAL	72.80%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS FINANCIALS ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.88%	13.18%	14.57%	13.88%	13.18%	14.57%
Since Inception	4.59%	4.34%	3.96%	22.52%	21.20%	19.25%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/20/10. The first day of secondary market trading was 1/22/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,195.50	$3.70	$1,000.00	$1,021.40	$3.41	0.68%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS FINANCIALS ETF

The iShares MSCI Emerging Markets Financials ETF (the “Fund”) seeks to track the investment results of an index composed of emerging market equities in the financials sector, as represented by the MSCI Emerging Markets Financials Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 13.88%, net of fees, while the total return for the Index was 14.57%.

As represented by the Index, emerging markets financials companies advanced for the reporting period, although the group underperformed developed market financial stocks and broad emerging market equity indexes.

China, which comprised the largest country weighting in the Index at an average of 27% during the period, contributed significantly to Index performance. Although Chinese financial stocks advanced, they trailed the broader Chinese equity market. Driving much of the sector’s performance, the Chinese real estate industry continued its boom for much of the reporting period, but appeared to cool in the final three months as both price growth and transactions weakened.

Brazil’s financial stocks were the largest contributor to Index returns as they delivered strong gains despite slowing economic growth and rising inflation levels during the second half of the reporting period. The country’s central bank recently announced a plan to inject more than $20 billion into its banking sector as the Brazilian economy struggled with the risk of stagflation.

India, South Korea, and Taiwan also contributed meaningfully to Index performance for the reporting period. The financials sectors in all three countries gained as their underlying economies began to experience recovery from the global financial crisis.

Special note — On July 22, 2014, the Board of Trustees of iShares Trust unanimously voted to close and liquidate the Fund. After the close of business on October 14, 2014, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 15, 2014. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 21, 2014.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Commercial Banks	69.63%
Insurance	12.52
Real Estate Management & Development	6.60
Diversified Financial Services	6.47
Capital Markets	2.87
Real Estate Investment Trusts (REITs)	1.50
Consumer Finance	0.41

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*

China	26.37%
Brazil	12.97
South Korea	8.15
Taiwan	7.68
South Africa	7.36
Malaysia	4.65
India	4.51
Indonesia	3.44
Mexico	3.34
Turkey	3.28

TOTAL	81.75%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS MATERIALS ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.83%	11.66%	12.83%	11.83%	11.66%	12.83%
Since Inception	(5.69)%	(5.81)%	(4.53)%	(23.30)%	(23.76)%	(18.93)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/20/10. The first day of secondary market trading was 1/22/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,098.20	$3.54	$1,000.00	$1,021.40	$3.41	0.68%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

The iShares MSCI Emerging Markets Materials ETF (the “Fund”) seeks to track the investment results of an index composed of emerging market equities in the materials sector, as represented by the MSCI Emerging Markets Materials Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 11.83%, net of fees, while the total return for the Index was 12.83%.

As represented by the Index, emerging markets materials companies advanced modestly for the reporting period, although the group underperformed developed market materials stocks and broad emerging market equity indexes.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS MATERIALS ETF

Materials stocks in emerging markets delivered uneven performance, but gained ground overall during the course of the reporting period as generally improving economic conditions among many developed countries began to drive demand for commodities. Confidence that China’s economy would reaccelerate also helped to lift share prices for the group. Steel production in China reached record levels in May 2014. The Chinese real estate industry continued to expand for much of the reporting period, creating demand for raw materials, such as iron ore. The real estate boom appeared to be cooling in the final three months, however, as both price growth and transactions weakened.

Brazil’s materials stocks, which accounted for an average of 19% of the Index, contributed significantly to Index results. The world’s second largest exporter of iron ore, Brazil experienced increased demand for iron ore shipments to China through the first four months of 2014. Chinese demand for iron ore helped drive demand for much of the reporting period.

South Korea accounted for an average of 15% of the Index during the period. The country’s materials stocks contributed meaningfully to Index performance for the reporting period as they generally benefited from improving global economic conditions.

Economic policy reform from India’s newly elected prime minister gave Indian stock markets a boost as pro-business policies aimed at reviving the country’s economy helped drive up industrial production and manufacturing output levels. As a group, Indian materials stocks soared during the reporting period, providing a large lift to Index performance.

Special note — On July 22, 2014, the Board of Trustees of iShares Trust unanimously voted to close and liquidate the Fund. After the close of business on October 14, 2014, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 15, 2014. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 21, 2014.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Metals & Mining	55.53%
Chemicals	23.61
Construction Materials	16.28
Paper & Forest Products	3.32
Containers & Packaging	1.26

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*

Brazil	17.87%
South Korea	15.34
Taiwan	13.64
Mexico	10.01
South Africa	8.78
China	6.49
India	5.95
Russia	4.95
Thailand	2.77
Colombia	2.56

TOTAL	88.36%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI EUROPE FINANCIALS ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.89%	13.60%	15.14%	14.89%	13.60%	15.14%
Since Inception	3.24%	3.08%	3.40%	15.55%	14.72%	16.33%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/20/10. The first day of secondary market trading was 1/22/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,018.90	$2.40	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EUROPE FINANCIALS ETF

The iShares MSCI Europe Financials ETF (the “Fund”) seeks to track the investment results of an index composed of developed market European equities in the financials sector, as represented by the MSCI Europe Financials Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 14.89%, net of fees, while the total return for the Index was 15.14%.

European financial stocks, as represented by the Index, advanced for the reporting period, although they trailed the performance of broad European equities.

Moderate economic recovery in Europe continued during the reporting period, although the slow progress hampered growth within the financials sector. Another element effecting financial sector returns in some countries was the rise in sovereign debt purchases. Following the sovereign debt crisis, banks in some eurozone countries, particularly those in Italy and Spain, have invested inexpensive funds from the European Central Bank into purchases of their own sovereign debt. Although the practice drove up bank profits, it also fueled worries once again about the interdependency between financial institutions and national governments in the eurozone.

Spain, which accounted for an average of 11% of the Index during the reporting period, delivered outsized returns and made the largest contribution to Index performance.

The United Kingdom, which represented an average of 32% of the Index, delivered gains but lagged the overall performance of the Index. The country’s GDP growth, which turned positive in the first two quarters of 2013, continued its trajectory throughout the reporting period, exceeding its pre-recession peak from 2008 in the second quarter of 2014.

Italian financials stocks delivered robust returns, and, at 6% of the Index on average, contributed meaningfully to Index performance for the reporting period.

France, which comprised 12% of the Index on average, performed in line with the overall Index return. Germany, at 10% of the Index on average, advanced but lagged most of the other key markets within the Index.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Commercial Banks	53.12%
Insurance	25.73
Capital Markets	10.10
Diversified Financial Services	6.03
Real Estate Investment Trusts (REITs)	4.33
Real Estate Management & Development	0.69

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*

United Kingdom	32.55%
Spain	12.08
France	11.26
Switzerland	10.65
Germany	10.13
Sweden	6.91
Italy	6.49
Netherlands	3.68
Belgium	1.49
Finland	1.12

TOTAL	96.36%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI FAR EAST FINANCIALS ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.45%	5.83%	7.23%	6.45%	5.83%	7.23%
Since Inception	7.47%	7.16%	7.99%	38.58%	36.79%	41.64%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/20/10. The first day of secondary market trading was 1/22/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,067.40	$2.46	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FAR EAST FINANCIALS ETF

The iShares MSCI Far East Financials ETF (the “Fund”) seeks to track the investment results of an index composed of developed market Far East equities in the financials sector, as represented by the MSCI Far East Financials Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 6.45%, net of fees, while the total return for the Index was 7.23%.

As represented by the Index, financials stocks in the Far East (Japan, Hong Kong, and Singapore), advanced modestly for the reporting period.

Japan, which accounted for 60% of the Index at the end of the reporting period, achieved modest results. Japanese financials stocks received a lift early in the reporting period from government initiatives aimed at revitalizing the country’s stagnant economy. However, disappointing economic data released in the following months, including a downward revision of GDP growth for the fourth quarter of 2013, drove down equity markets. The economy then strengthened in the first quarter of 2014, before declining sharply during the second quarter as a consumption tax levied in April 2014 led to decreases in private consumption and investment.

The environment for financial stocks in Hong Kong was generally positive during the reporting period. The Hong Kong Housing Index reflected strengthening housing prices, and lending rates increased. Declining inflation levels helped increase the strength of financial company stocks.

Singapore’s financial stocks delivered relatively muted results. Faced with soaring real estate prices in recent years, Singapore’s Urban Redevelopment Authority enacted a series of measures in 2013 intended to limit speculation and cool rising prices, including limiting the allowable debt ratio for borrowers. As a result, mortgage loan growth slowed and home prices declined during the reporting period, hurting many financials stocks.

Special note — On July 22, 2014, the Board of Trustees of iShares Trust unanimously voted to close and liquidate the Fund. After the close of business on October 14, 2014, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 15, 2014. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 21, 2014.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Commercial Banks	39.83%
Real Estate Management & Development	27.37
Insurance	14.84
Diversified Financial Services	6.75
Real Estate Investment Trusts (REITs)	5.90
Capital Markets	4.54
Consumer Finance	0.77

TOTAL	100.00%

COUNTRY ALLOCATION

As of 7/31/14

Country	Percentage of Total Investments*

Japan	60.76%
Hong Kong	27.39
Singapore	11.85

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI KOKUSAI ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.80%	15.77%	16.56%	16.80%	15.77%	16.56%
5 Years	13.64%	13.38%	13.46%	89.50%	87.40%	88.00%
Since Inception	3.51%	3.44%	3.21%	25.78%	25.17%	23.36%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/10/07. The first day of secondary market trading was 12/12/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,089.30	$1.30	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI KOKUSAI ETF

The iShares MSCI Kokusai ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding Japan, as represented by the MSCI Kokusai Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 16.80%, net of fees, while the total return for the Index was 16.56%.

As represented by the Index, global stocks in developed countries excluding Japan advanced during the reporting period. Equity markets faced challenges throughout the reporting period, however, keeping volatility levels high.

The United States, which was the largest country weighting at an average of 60% of the Index, generated solid absolute gains and was the largest contributor to Index performance for the reporting period. The continued low interest-rate environment, improving economic growth (as measured by GDP growth), and declining unemployment levels all contributed to stock market strength.

The United Kingdom, which represented 10% of the Index on average during the reporting period, also delivered sound gains. The country’s GDP growth, which turned positive in the first two quarters of 2013, continued its trajectory throughout the reporting period, exceeding its pre-recession peak from 2008 in the second quarter of 2014, as the services and production sectors improved.

Canada was a notable contributor to Index performance. Comprising 5% of the Index on average during the reporting period, the Canadian market garnered strong gains amid resurgence among energy and gold mining stocks.

Equity market performance in Europe was positive overall, despite the region’s struggle to regain economic strength. The major markets of Germany, France, and Switzerland all advanced and contributed meaningfully to Index performance during the reporting period. France’s stock market slightly underperformed the other key markets as it struggled to regain economic growth.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*
Financials	20.99%
Information Technology	12.77
Health Care	12.29
Consumer Discretionary	10.95
Energy	10.69
Industrials	10.10
Consumer Staples	9.81
Materials	5.75
Telecommunication Services	3.34
Utilities	3.31

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*
United States	59.76%
United Kingdom	9.61
Canada	4.78
France	4.31
Germany	3.95
Switzerland	3.93
Australia	3.60
Spain	1.61
Hong Kong	1.43
Sweden	1.33

TOTAL	94.31%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI QATAR CAPPED ETF

Performance as of July 31, 2014

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	1.94%	2.47%	1.49%

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

For the fiscal period ended 7/31/14, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (4/29/14) [a]	Ending Account Value (7/31/14)	Expenses Paid During Period [b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,019.40	$1.57	$1,000.00	$1,021.80	$3.06	0.61%

[a]	The beginning of the period (commencement of operations) is April 29, 2014.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (93 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

The iShares MSCI Qatar Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Qatar equities, as represented by the MSCI All Qatar Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 29, 2014 (inception date of the Fund) through July 31, 2014 (the “reporting period”), the total return for the Fund was 1.94%, net of fees, while the total return for the Index was 1.49%.

As represented by the Index, Qatar stocks advanced modestly for the short reporting period.

In May 2014, the global index provider MSCI upgraded both Qatar and its neighbor, United Arab Emirates, from frontier market status to emerging market status. The upgrade created the potential for higher capital flows and greater access to investment from around the world. As expected, in anticipation of the shift, investment dollars flowed into the two markets, lifting stock prices.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI QATAR CAPPED ETF

The Qatar economy, as measured by annual GDP growth, grew 6.2% in the first quarter of 2014, the most recent quarter for which data is available. The world’s leading exporter of liquefied natural gas, Qatar has vast oil and natural gas reserves and relies on mining for approximately 58% of its GDP. In addition, the country’s successful bid in 2010 to host the 2022 FIFA World Cup continued to drive sizable infrastructure projects during the reporting period, estimated at $200 billion, which includes new roads, a new rail and metro system, and a new airport. As of the end of the reporting period, the largest sector representations in the Index included Financials (58%), Telecommunication services (14%), Energy (9%), and Industrials (8%).

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Financials	57.83%
Telecommunication Services	14.21
Energy	8.83
Industrials	8.28
Utilities	4.50
Materials	3.62
Consumer Staples	1.54
Health Care	1.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

Masraf Al Rayan QSC	18.25%
Ooredoo QSC	8.91
Qatar National Bank	6.59
Vodafone Qatar QSC	5.30
Industries Qatar QSC	5.24
Gulf International Services OSC	5.15
Qatar Islamic Bank SAQ	5.09
Qatar Electricity & Water Co. QSC	4.50
Qatar Insurance Co. SAQ	4.21
Barwa Real Estate Co.	4.19

TOTAL	67.43%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® MSCI UAE CAPPED ETF

Performance as of July 31, 2014

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(4.00)%	(4.01)%	(4.10)%

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

For the fiscal period ended 7/31/14, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (4/29/14) [a]	Ending Account Value (7/31/14)	Expenses Paid During Period [b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$960.00	$1.55	$1,000.00	$1,021.70	$3.11	0.62%

[a]	The beginning of the period (commencement of operations) is April 29, 2014.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (93 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

The iShares MSCI UAE Capped ETF (the “Fund”) seeks to track the investment results of an index composed of UAE equities, as represented by the MSCI All UAE Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 29, 2014 (inception date of the Fund) through July 31, 2014 (the “reporting period”), the total return for the Fund was -4.00%, net of fees, while the total return for the Index was -4.10%.

As represented by the Index, United Arab Emirates (UAE) stocks declined during the short reporting period.

In May 2014, global index provider MSCI upgraded both United Arab Emirates and its neighbor, Qatar, from frontier market status to emerging market status. The upgrade created the potential for higher capital flows and greater access to investment from around the world. As expected, in anticipation of the upgrade, investment dollars flowed into the two markets, lifting stock prices. From the announcement of the upgrade in June 2013 through its implementation in late May 2014, the Dubai stock exchange gained more than 100%, and the Abu Dhabi stock exchange advanced more than 40%. In the weeks following the upgrade, however, stock prices fell in the region.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UAE CAPPED ETF

As one of the most developed countries in the region, UAE relies heavily on exports of oil and natural gas for its economic livelihood. In an effort to diversify its economy, UAE has invested heavily in other sectors of its economy in recent years, including tourism, finance, and construction. As of the end of the reporting period, the largest sector representations in the Index included Financials (69%), Industrials (18%), Health care (6%), and Energy (5%).

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Financials	68.97%
Industrials	18.48
Health Care	5.58
Energy	5.47
Consumer Staples	1.50

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

Emaar Properties PJSC	14.46%
DP World Ltd.	9.26
Aldar Properties PJSC	8.99
Abu Dhabi Commercial Bank PJSC	7.25
National Bank of Abu Dhabi PJSC	6.44
First Gulf Bank PJSC	4.87
Union National Bank PJSC	4.75
Dubai Islamic Bank PJSC	4.35
Dubai Financial Market PJSC	4.19
Air Arabia PJSC	3.42

TOTAL	67.98%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2014 (or commencement of operations, as applicable) and held through July 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2014

Security	Shares	Value
COMMON STOCKS — 99.19%

AUSTRALIA — 6.31%
Abacus Property Group	5,955	$14,339
Acrux Ltd.	7,355	12,548
AED Oil Ltd.[a,b]	11,395	—
Ainsworth Game Technology Ltd.	3,375	11,829
Amcom Telecommunications Ltd.	6,150	11,721
Aquarius Platinum Ltd.[a]	58,755	24,055
ARB Corp. Ltd.	3,035	34,537
Ardent Leisure Group	21,810	52,314
Aspen Group Ltd.	2,651	3,007
Astro Japan Property Trust	6,500	25,381
Ausdrill Ltd.	10,915	11,061
Australian Agricultural Co. Ltd.[a]	33,082	38,138
Australian Pharmaceutical Industries Ltd.	30,660	17,103
Automotive Holdings Group	7,370	26,791
Aveo Group	11,716	23,527
AWE Ltd.[a]	18,455	31,313
Beach Energy Ltd.	39,880	62,845
Beadell Resources Ltd.[a]	14,840	7,174
Boart Longyear Ltd.[a,c]	13,625	2,343
Bradken Ltd.	5,625	23,638
Breville Group Ltd.	2,695	20,921
BT Investment Management Ltd.	3,520	21,991
Buru Energy Ltd.[a,c]	6,425	4,988
BWP Trust	17,035	40,544
Cabcharge Australia Ltd.	3,265	14,024
Cardno Ltd.	5,345	31,306
carsales.com Ltd.	6,100	65,275
Cash Converters International Ltd.	6,190	6,445
Charter Hall Group	11,415	46,058
Charter Hall Retail REIT	10,880	40,562
Coalspur Mines Ltd.[a]	17,060	968
Credit Corp. Group Ltd.	570	4,679
Cromwell Group	48,300	45,803
Cudeco Ltd.[a,c]	4,950	8,054
Dart Energy Ltd.[a]	40,815	5,692
David Jones Ltd.	24,432	90,631
Decmil Group Ltd.	4,571	8,499
Drillsearch Energy Ltd.[a,c]	12,590	19,255
DUET Group	37,565	84,167
Emeco Holdings Ltd.[a]	34,385	7,033
Energy World Corp. Ltd.[a]	42,970	13,982
Equatorial Resources Ltd.[a]	4,745	1,456

Security	Shares	Value
Evolution Mining Ltd.	16,795	$12,179
Fleetwood Corp. Ltd.	2,320	4,702
FlexiGroup Ltd.	7,885	27,490
G.U.D Holdings Ltd.	4,830	33,499
Galaxy Resources Ltd.[a]	13,280	710
Gindalbie Metals Ltd.[a,c]	8,110	437
GrainCorp Ltd. Class A	6,350	51,420
Hills Ltd.	11,965	20,301
Horizon Oil Ltd.[a]	32,845	11,451
iiNET Ltd.	4,435	31,460
Imdex Ltd.	5,705	3,421
Independence Group NL	6,745	30,602
Indophil Resources NLa	13,385	2,675
Infigen Energy[a]	44,535	9,523
Investa Office Fund	24,840	82,445
Invocare Ltd.	5,580	54,938
Iress Ltd.	6,090	49,598
JB Hi-Fi Ltd.[c]	3,520	65,189
Karoon Gas Australia Ltd.[a,c]	5,571	18,801
Kingsgate Consolidated Ltd.[a]	6,714	5,711
Kingsrose Mining Ltd.[a]	9,230	4,763
Linc Energy Ltd.[a]	9,265	9,281
M2 Group Ltd.[c]	4,680	26,454
Macmahon Holdings Ltd.[a]	6,723	719
Magellan Financial Group Ltd.	3,070	33,822
McMillan Shakespeare Ltd.	2,190	19,342
Medusa Mining Ltd.[a]	7,315	11,323
Mermaid Marine Australia Ltd.	12,227	23,076
Mesoblast Ltd.[a,c]	5,070	20,127
Mineral Deposits Ltd.[a]	2,690	4,752
Mineral Resources Ltd.	4,235	43,704
Monadelphous Group Ltd.[c]	3,040	45,221
Mount Gibson Iron Ltd.	26,225	17,920
Myer Holdings Ltd.	20,335	43,104
Navitas Ltd.	8,650	39,888
Nexus Energy Ltd.[a]	72,122	872
NIB Holdings Ltd.	15,735	47,544
Northern Star Resources Ltd.	15,910	25,367
NRW Holdings Ltd.	6,840	6,868
Pacific Brands Ltd.	42,945	22,558
PanAust Ltd.	14,535	30,810
Panoramic Resources Ltd.[a]	10,210	9,492
Papillon Resources Ltd.[a]	7,840	13,411
Perseus Mining Ltd.[a]	17,255	6,978
Premier Investments Ltd.	4,580	41,345

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2014

Security	Shares	Value
Primary Health Care Ltd.	17,010	$76,857
Qube Logistics Holdings Ltd.	18,910	39,908
Regis Resources Ltd.	13,908	22,757
Reject Shop Ltd. (The)[c]	840	7,544
Resolute Mining Ltd.[a]	20,740	11,569
Roc Oil Co. Ltd.[a]	25,925	14,944
SAI Global Ltd.	7,555	34,206
Sandfire Resources NLa	5,280	31,711
Saracen Mineral Holdings Ltd.[a]	28,535	11,673
Senex Energy Ltd.[a]	34,905	22,067
Seven Group Holdings Ltd.	3,455	24,798
Sigma Pharmaceuticals Ltd.	45,825	33,444
Silex Systems Ltd.[a]	5,990	3,564
Silver Lake Resources Ltd.[a]	15,410	6,590
Sirius Resources NLa	5,580	20,388
Sirtex Medical Ltd.	1,490	26,154
Skilled Group Ltd.	8,755	20,837
SMS Management & Technology Ltd.	2,450	9,362
Southern Cross Media Group Ltd.	23,925	26,914
Spark Infrastructure Group	40,750	71,414
St Barbara Ltd.[a]	16,375	1,675
Starpharma Holdings Ltd.[a,c]	12,980	9,111
Sundance Resources Ltd.[a,c]	75,440	5,891
Sunland Group Ltd.	10,370	15,908
Super Retail Group Ltd.	4,365	38,309
Thorn Group Ltd.	3,890	8,246
Tiger Resources Ltd.[a]	11,685	3,531
Transfield Services Ltd.[a]	16,950	21,431
Transpacific Industries Group Ltd.[a]	42,048	42,415
Troy Resources Ltd.[a,c]	3,275	2,421
UGL Ltd.	5,475	35,427
UXC Ltd.	6,350	4,575
Virgin Australia Holdings Ltd.[a]	55,220	20,792
Watpac Ltd.	10,380	8,347
Webjet Ltd.	2,005	5,480
Western Areas NL	7,296	34,322
Wotif.com Holdings Ltd.	4,335	13,461

		2,869,333
AUSTRIA — 0.97%
AMAG Austria Metall AGd	520	18,577
AMS AG	1,750	62,740
Atrium European Real Estate Ltd.	5,935	33,114
CA Immobilien Anlagen AG	2,000	40,020
conwert Immobilien Invest SE	1,495	18,339
Flughafen Wien AG	230	21,585

Security	Shares	Value
Kapsch TrafficCom AG	160	$6,294
Lenzing AG	125	7,300
Oesterreichische Post AG	810	37,981
Palfinger AG	795	24,683
RHI AG	1,385	42,993
Schoeller-Bleckmann Oilfield Equipment AG	430	51,148
Wienerberger AG	3,760	56,597
Zumtobel AG	1,045	21,539

		442,910
BELGIUM — 1.76%
Ackermans & van Haaren NV	875	106,000
Agfa-Gevaert NVa	8,130	24,269
Arseus NV	1,045	56,313
Barco NV	350	25,757
Befimmo SA	730	57,110
Bekaert NV	1,216	45,450
bpost SA	3,095	77,729
Cofinimmo SA	555	68,808
Compagnie d’Entreprises CFE SA	240	23,577
Compagnie Maritime Belge SA	765	17,912
Elia System Operator SA	390	18,968
EVS Broadcast Equipment SA	500	25,623
Ion Beam Applications SAa	1,610	24,235
KBC Ancora SCA[a]	391	12,085
Mobistar SAa	870	17,315
Nyrstar NVa,c	5,440	22,528
RHJ International SAa	2,834	13,734
SA D’Ieteren NV	1,140	48,193
Sofina SA	485	54,646
Tessenderlo Chemie NVa	1,235	35,750
ThromboGenics NVa,c	1,060	12,991
Van de Velde NV	190	10,053

		799,046
DENMARK — 1.75%
ALK-Abello A/S	315	45,397
Alm. Brand A/Sa	8,140	41,783
Bang & Olufsen A/S Class Ba,c	1,160	14,261
Bavarian Nordic A/Sa	825	16,954
Genmab A/Sa,c	1,465	58,712
GN Store Nord A/S	6,250	159,733
Jyske Bank A/S Registered[a]	2,345	133,037
NKT Holding A/S	830	52,138
Royal Unibrew A/Sa	200	29,290
SimCorp A/S	1,950	63,171

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2014

Security	Shares	Value
Solar Holdings A/S Class B	145	$10,383
Sydbank A/Sa	2,990	81,890
Topdanmark A/Sa	2,900	89,574

		796,323
FINLAND — 2.23%
Amer Sports OYJ Class A	3,215	63,450
Cargotec Corp. OYJ Class Bc	1,285	46,955
Caverion Corp.	3,695	30,652
Citycon OYJ	8,915	32,803
Elisa OYJ	4,670	133,904
Huhtamaki OYJ	3,125	83,332
Kemira OYJ	2,945	40,153
Konecranes OYJ	1,860	60,574
Metsa Board OYJ Class B	7,690	36,630
Orion OYJ Class B	3,440	127,817
Outokumpu OYJ[a]	6,287	51,103
Outotec OYJ[c]	5,180	53,957
Raisio PLC Series V	3,960	21,830
Ramirent OYJ	2,335	22,276
Rautaruukki OYJ	2,230	34,070
Sanoma OYJ[c]	2,885	22,640
Sponda OYJ	6,215	32,015
Tieto OYJ	2,015	53,652
Uponor OYJ	1,950	30,109
YIT OYJ	3,695	37,920

		1,015,842
FRANCE — 4.07%
ALTEN	490	23,599
Altran Technologies SA	4,525	47,588
Aperam[a]	1,246	41,979
BOURBON SA	2,125	61,130
Bull[a]	2,591	17,091
Club Mediterranee SAa	530	15,424
Compagnie Plastic Omnium SA	2,175	57,781
Derichebourg	3,295	9,743
Eramet[a]	255	31,833
Etablissements Maurel et Prom[a]	3,180	48,292
Eurofins Scientific SE	299	89,194
Faiveley Transport SA	205	14,680
Faurecia	1,675	59,323
GameLoft SAa	2,150	13,693
Groupe Steria SCA[c]	806	22,377
Guerbet	400	17,662
Havas SA	9,800	76,708
Ingenico SAc	1,575	159,590

Security	Shares	Value
Ipsos SA	1,246	$33,751
Jacquet Metal Service SA	1,400	28,941
Korian-Medica	1,590	57,547
M6-Metropole Television	2,570	47,110
Mercialys	1,145	27,155
Mersen	605	17,145
MPI	3,180	17,998
Neopost SA	1,100	77,269
Nexans SAa	1,300	59,087
Nexity	950	36,004
Orpea SA	1,265	82,911
Rallye SA	420	21,073
Rubis SCA	842	50,500
Saft Groupe SA	1,387	51,127
Sartorius Stedim Biotech SA	85	14,683
Sechilienne-Sidec	1,355	34,266
Societe de la Tour Eiffel	385	29,878
Soitec SAa,c	7,887	23,955
Solocal Group[a,c]	10,981	8,962
Sopra Group SA	160	17,306
Technicolor SA Registered[a,c]	8,271	59,793
Teleperformance SA	2,050	142,521
Ubisoft Entertainment SAa	2,730	45,751
Vicat SA	405	32,226
Virbac SA	125	26,760

		1,851,406
GERMANY — 5.16%
Aareal Bank AG	1,545	65,841
Air Berlin PLC[a,c]	6,225	10,836
AIXTRON SEa	3,335	45,269
Alstria Office REIT AG	2,425	32,083
Aurelius AG	495	17,485
Aurubis AG	1,260	61,425
Bauer AGa	710	15,442
BayWa AG Registered	1,145	56,983
Bechtle AG	320	24,898
CTS Eventim AG & Co. KGaA	1,110	32,540
Delticom AG	190	6,834
Deutsche EuroShop AG	1,410	66,634
DEUTZ AG	3,165	22,444
Dialog Semiconductor PLC[a]	2,166	66,236
DIC Asset AG	3,540	33,558
DMG MORI SEIKI AG	2,385	73,157
Drillisch AG	1,185	44,633
Duerr AG	340	26,058

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2014

Security	Shares	Value
ElringKlinger AG	1,460	$52,871
Freenet AG	3,455	91,531
GAGFAH SAa	6,005	105,415
Gerresheimer AG	940	65,024
Gerry Weber International AG	975	44,537
Grenkeleasing AG	510	53,021
H&R AGa	855	8,162
Heidelberger Druckmaschinen AGa,c	5,035	16,552
Jenoptik AG	2,705	35,958
KION Group AG	735	28,667
Kloeckner & Co. SEa	2,830	37,010
Kontron AGa	3,955	24,977
Krones AG	600	58,259
KUKA AG	1,345	74,846
LEG Immobilien AG	1,185	83,050
LEONI AG	1,225	84,100
MorphoSys AGa	815	78,209
Nordex SEa	2,450	44,959
NORMA Group SE	950	46,935
Pfeiffer Vacuum Technology AG	335	33,304
Rational AG	155	50,406
Rheinmetall AG	755	45,959
Rhoen Klinikum AG	2,410	74,810
Salzgitter AG	885	33,079
SGL Carbon SEa,c	1,380	44,462
SMA Solar Technology AGa	401	10,865
Stada Arzneimittel AG	1,895	78,436
TAG Immobilien AG	2,600	31,727
Vossloh AG	470	34,210
Wincor Nixdorf AG	1,075	54,736
Wirecard AG	3,155	117,460

		2,345,893
GREECE — 1.14%
Folli Follie Group[a]	1,896	79,404
Hellenic Exchanges — Athens Stock Exchange SA Holding	3,010	29,883
Intralot SAa	3,710	9,183
Jumbo SAa	3,796	56,885
Motor Oil (Hellas) Corinth Refineries SA	2,636	28,392
Mytilineos Holdings SAa	5,526	47,394
OPAP SA	7,901	128,867
Public Power Corp. SAa	4,820	70,618
Titan Cement Co. SA	2,140	65,857

		516,483

Security	Shares	Value
HONG KONG — 2.51%
AMVIG Holdings Ltd.[c]	30,000	$11,303
Anton Oilfield Services Group[c]	30,000	16,993
Boshiwa International Holding Ltd.[a,b]	20,000	2,090
China Aerospace International Holdings Ltd.	130,000	13,755
China Hongxing Sports Ltd.[a,b]	198,000	2
Chow Sang Sang Holdings International Ltd.[c]	10,000	26,000
CITIC 21CN Co. Ltd.[a]	90,000	68,980
Citic Telecom International Holdings Ltd.	65,000	23,400
CST Mining Group Ltd.[a]	600,000	4,103
Dickson Concepts International Ltd.	25,000	14,193
Emperor Watch & Jewellery Ltd.[c]	100,000	6,452
EVA Precision Industrial Holdings Ltd.	50,000	11,742
Far East Consortium International Ltd.	20,000	7,664
FDG Electric Vehicles Ltd.[a]	400,000	25,806
G-Resources Group Ltd.[a]	861,000	24,886
Giordano International Ltd.	60,000	35,226
Henderson Investment Ltd.	260,000	20,800
Heng Tai Consumables Group Ltd.[a]	402,500	7,271
HKR International Ltd.	36,000	17,001
Honghua Group Ltd.[c]	55,000	13,484
I.T Ltd.	20,000	7,406
Inspur International Ltd.	60,000	12,697
Ju Teng International Holdings Ltd.	30,000	20,168
L’sea Resources International Holdings Ltd.[a]	200,000	8,387
Lai Sun Development Co. Ltd.[a]	450,583	11,395
Landing International Development Ltd.[a]	275,000	18,806
Luk Fook Holdings International Ltd.	10,000	31,161
Man Wah Holdings Ltd.	14,000	20,810
Microport Scientific Corp.[a,c]	25,000	15,032
Midland Holdings Ltd.[a,c]	40,000	21,780
Minth Group Ltd.	20,000	38,503
Mongolia Energy Corp. Ltd.[a]	245,000	7,050
NagaCorp Ltd.	40,000	35,355
Neo-Neon Holdings Ltd.[a,c]	51,000	10,332
New World Department Store China Ltd.	25,000	11,226
Newocean Energy Holdings Ltd.[c]	40,000	27,458

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2014

Security	Shares	Value
Pacific Basin Shipping Ltd.	65,000	$39,503
Peace Mark Holdings Ltd.[a,b]	30,000	—
PetroAsian Energy Holdings Ltd.[a]	520,000	14,023
Ports Design Ltd.	16,000	6,854
Prosperity REIT	85,000	28,735
Real Gold Mining Ltd.[a,b]	27,000	—
Regal Hotels International Holdings Ltd.	20,000	12,000
REXLot Holdings Ltd.[c]	250,000	26,451
Road King Infrastructure Ltd.	10,000	9,381
Silver Base Group Holdings Ltd.[a,c]	50,300	6,425
Singamas Container Holdings Ltd.	110,000	21,148
Sino Oil And Gas Holdings Ltd.[a]	475,000	15,139
SmarTone Telecommunications Holding Ltd.	12,500	18,161
Stella International Holdings Ltd.	7,500	20,903
Sunlight REIT	65,000	27,845
TCC International Holdings Ltd.	50,000	23,161
TCL Communication Technology Holdings Ltd.	20,000	25,161
Titan Petrochemicals Group Ltd.[a,b]	400,000	1
TPV Technology Ltd.	30,000	6,464
Trinity Ltd.	40,000	10,116
Truly International Holdings Ltd.	31,000	18,800
United Laboratories International Holdings Ltd. (The)[a]	20,000	13,316
Value Partners Group Ltd.	30,000	21,948
Varitronix International Ltd.	20,000	18,451
Vitasoy International Holdings Ltd.[c]	30,000	38,787
Yanchang Petroleum International Ltd.[a]	250,000	12,581
Yingde Gases Group Co. Ltd.	25,000	27,387
Yip’s Chemical Holdings Ltd.	20,000	13,058
Yuexiu REIT	30,000	14,787

		1,139,303
IRELAND — 0.69%
C&C Group PLC	9,710	55,060
Glanbia PLC	5,380	82,926
Kenmare Resources PLC[a]	112,475	27,534
Kingspan Group PLC	4,795	81,993
Paddy Power PLC	955	67,416

		314,929
ISRAEL — 0.39%
Africa Israel Investments Ltd.[a]	5,947	10,654
Allot Communications Ltd.[a]	1,180	15,435

Security	Shares	Value
Babylon Ltd.	1,310	$1,725
Discount Investment Corp. Ltd. Registered[a]	1,450	11,589
Hadera Paper Ltd.[a]	425	16,853
Jerusalem Economy Ltd.	940	8,401
Kamada Ltd.[a]	1,305	9,025
Menorah Mivtachim Holdings Ltd.	1,505	18,185
Nova Measuring Instruments Ltd.[a]	1,290	13,201
Phoenix Holdings Ltd.	10,000	35,774
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	355	17,609
Tower Semiconductor Ltd.[a]	1,764	18,302

		176,753
ITALY — 4.43%
A2A SpA	41,840	47,808
ACEA SpA	2,150	31,356
Amplifon SpA	4,360	26,076
Ansaldo STS SpA	3,856	37,715
Autostrada Torino-Milano SpA	1,140	17,465
Azimut Holding SpA	3,450	89,183
Banca Carige SpA[a]	185,790	35,722
Banca Generali SpA	1,615	45,205
Banca Monte dei Paschi di Siena SpA[a]	134,325	242,631
Banca Popolare dell’Emilia Romagna SCa	14,076	119,594
Banca Popolare di Milano Scrl[a]	136,750	120,029
Banca Popolare di Sondrio Scrl	9,598	43,715
Beni Stabili SpA[c]	23,810	19,354
Brembo SpA[c]	785	28,863
CIR SpA[a]	15,740	21,902
COFIDE SpA[a]	33,580	22,959
Credito Emiliano SpA	4,285	36,063
Credito Valtellinese Scarl[a]	31,160	38,232
Danieli & C. Officine Meccaniche SpA RNC	2,105	44,416
De’Longhi SpA	1,375	29,252
DiaSorin SpA	1,040	41,606
ERG SpA	1,545	22,905
Geox SpA[a]	3,135	11,653
Gruppo Editoriale L’Espresso SpA[a,c]	9,140	14,443
Hera SpA	24,355	65,826
Indesit Co. SpA[a]	1,865	27,075
Industria Macchine Automatiche SpA	865	34,582
Interpump Group SpA	4,325	55,235

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2014

Security	Shares	Value
Iren SpA	18,955	$26,757
Italcementi SpA	8,238	61,340
Juventus Football Club SpA[a]	18,845	5,724
Piaggio & C. SpA[a,c]	9,575	28,569
RCS MediaGroup SpA[a]	7,285	10,888
Recordati SpA	3,150	52,051
Safilo Group SpA[a]	1,275	26,613
Saras SpA[a]	7,601	9,479
Societa Cattolica di Assicurazioni Scrl	2,336	49,853
Societa Iniziative Autostradali e Servizi SpA	1,745	20,791
Sorin SpA[a]	14,730	40,561
Tod’s SpA	315	34,582
Trevi Finanziaria Industriale SpA	981	7,836
Unipol Gruppo Finanziario SpA	7,775	42,798
UnipolSai SpA	27,498	83,519
World Duty Free SpA[a]	5,295	60,433
Yoox SpA[a]	1,715	45,274
Zignago Vetro SpA	4,828	33,397

		2,011,330
JAPAN — 19.27%
Accordia Golf Co. Ltd.	4,500	56,581
Adeka Corp.	5,000	69,480
Advan Co. Ltd.[c]	1,500	16,060
AEON Delight Co. Ltd.	1,000	24,204
Aica Kogyo Co. Ltd.	1,500	32,674
Akebono Brake Industry Co. Ltd.	7,000	34,171
Amano Corp.	3,500	41,114
Arcs Co. Ltd.	2,000	42,554
AS ONE Corp.	1,000	30,194
Asahi Diamond Industrial Co. Ltd.	2,000	29,426
Asahi Holdings Inc.	1,500	26,051
Asahi Organic Chemicals Industry Co. Ltd.	10,000	21,296
Askul Corp.[c]	1,000	27,607
Asunaro Aoki Construction Co. Ltd.	2,500	15,121
Avex Group Holdings Inc.	1,500	25,935
Bank of Iwate Ltd. (The)	1,000	46,336
Bank of Okinawa Ltd. (The)	1,500	64,399
Best Denki Co. Ltd.	9,500	13,303
Central Glass Co. Ltd.	5,000	17,504
Chuetsu Pulp & Paper Co. Ltd.	10,000	17,796
CKD Corp.	1,000	9,063
CMK Corp.[a]	3,000	7,818
Colowide Co. Ltd.	5,000	66,368

Security	Shares	Value
Dai Nippon Toryo Co. Ltd.	10,000	$15,656
Daibiru Corp.	3,000	33,578
Daiei Inc. (The)[a]	6,000	17,329
Daifuku Co. Ltd.	4,000	55,934
Daihen Corp.	5,000	22,171
Daiichi Chuo Kisen Kaisha[a,c]	10,000	8,849
Daikokutenbussan Co. Ltd.	1,000	28,784
Daikyo Inc.	15,000	31,944
Daio Paper Corp.[c]	5,000	44,148
Daiseki Co. Ltd.	2,000	35,980
Daisyo Corp.	2,500	33,938
Daiwabo Holdings Co. Ltd.	15,000	28,735
Denyo Co. Ltd.	1,500	23,076
Doutor Nichires Holdings Co. Ltd.	3,000	50,761
Duskin Co. Ltd.	3,500	64,394
Dwango Co. Ltd.[c]	1,000	23,873
EDION Corp.	4,000	26,684
Eighteenth Bank Ltd. (The)	20,000	53,095
Eiken Chemical Co. Ltd.	1,500	26,547
Enplas Corp.	500	30,291
ESPEC Corp.	2,000	17,407
Foster Electric Co. Ltd.	1,000	13,274
Fudo Tetra Corp.[c]	4,500	8,664
Fuji Kyuko Co. Ltd.	5,000	54,748
Fuji Machine Manufacturing Co. Ltd.	3,500	30,189
Fuji Oil Co. Ltd. New	3,000	48,048
Fuji Seal International Inc.	500	14,757
Fuji Soft Inc.	2,000	44,771
Fujibo Holdings Inc.	5,000	13,906
Fujimi Inc.	500	6,972
Fujita Kanko Inc.	5,000	18,184
Fujitsu Frontech Ltd.	2,000	27,812
Funai Electric Co. Ltd.	500	5,237
Furukawa Co. Ltd.	15,000	31,069
Furuno Electric Co. Ltd.	2,000	16,317
Futaba Corp.	1,500	24,768
Futaba Industrial Co. Ltd.	4,000	22,716
Fuyo General Lease Co. Ltd.	1,000	40,648
Gecoss Corp.	1,500	20,902
Geo Holdings Corp.	2,000	17,056
GMO Internet Inc.	3,000	33,082
Goldcrest Co. Ltd.	1,060	21,461
Gun-Ei Chemical Industry Co. Ltd.	5,000	18,671
H.I.S. Co. Ltd.	1,000	31,653
Hanwa Co. Ltd.	10,000	41,912

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2014

Security	Shares	Value
Hazama Ando Corp.	7,500	$46,823
Heiwa Real Estate Co. Ltd.	2,000	32,032
Hioki E.E. Corp.	1,000	17,961
Hitachi Zosen Corp.	7,000	36,962
Hogy Medical Co. Ltd.	500	28,152
Hokkan Holdings Ltd.	5,000	14,295
Hokuetsu Kishu Paper Co. Ltd.	7,500	33,330
Honeys Co. Ltd.	1,100	11,317
HORIBA Ltd.	1,500	53,168
Hosiden Corp.	4,500	27,262
IBJ Leasing Co. Ltd.	1,500	40,565
Ichibanya Co. Ltd.	1,000	43,759
Ichiyoshi Securities Co. Ltd.	2,000	25,089
Iino Kaiun Kaisha Ltd.	5,000	28,541
Inaba Denki Sangyo Co. Ltd.	2,000	67,098
Inaba Seisakusho Co. Ltd.	1,500	20,932
Internet Initiative Japan Inc.	1,000	22,142
Iseki & Co. Ltd.	10,000	25,575
Ishihara Sangyo Kaisha Ltd.[a]	20,000	19,254
IT Holdings Corp.	2,500	46,239
Iwatani Corp.	5,000	39,092
J Trust Co. Ltd.	3,000	38,100
Japan Digital Laboratory Co. Ltd.	1,500	27,087
Japan Securities Finance Co. Ltd.	5,000	31,701
Japan Transcity Corp.	5,000	17,893
JCR Pharmaceuticals Co. Ltd.	500	12,399
Joshin Denki Co. Ltd.	5,000	47,503
Juki Corp.[a]	10,000	23,338
JVC Kenwood Corp.[a]	6,000	13,770
Kadokawa Corp.	1,000	28,035
Kanamoto Co. Ltd.	1,000	42,204
Kanematsu Corp.	20,000	36,174
Kanto Denka Kogyo Co. Ltd.[a]	5,000	12,447
Keihin Corp.	2,000	31,059
Keiyo Co. Ltd.	5,000	23,970
Kenedix Inc.[a]	6,500	29,013
Kinugawa Rubber Industrial Co. Ltd.	5,000	26,985
Kisoji Co. Ltd.	1,500	29,377
Kitagawa Iron Works Co. Ltd.	5,000	8,946
Kitz Corp.	1,500	8,708
Kiyo Bank Ltd. (The)	4,500	61,613
Komori Corp.	2,500	30,486
Kourakuen Corp.	1,500	19,984
Kumagai Gumi Co. Ltd.[a]	10,000	27,617
Kureha Corp.	10,000	53,678

Security	Shares	Value
Kyoei Steel Ltd.	1,500	$27,889
Kyoritsu Maintenance Co. Ltd.	1,500	67,973
Kyowa Exeo Corp.	5,000	69,772
Leopalace21 Corp.[a]	9,000	40,696
Maeda Corp.	5,000	42,982
Maezawa Kasei Industries Co. Ltd.	2,500	26,426
Makino Milling Machine Co. Ltd.	5,000	41,134
Mars Engineering Corp.	1,000	20,431
Maruha Nichiro Corp.	2,000	31,740
Marusan Securities Co. Ltd.	2,500	19,278
Matsuya Co. Ltd.	1,500	16,570
Matsuya Foods Co. Ltd.	1,000	18,544
Megachips Corp.	1,000	14,110
MEGMILK SNOW BRAND Co. Ltd.	2,000	26,042
Meidensha Corp.	10,000	43,176
Meitec Corp.	2,000	66,612
MIRAIT Holdings Corp.	1,500	15,039
Mitsubishi Paper Mills Ltd.[a]	25,000	21,637
Mitsubishi Pencil Co. Ltd.	1,000	32,042
Mitsubishi Steel Manufacturing Co. Ltd.	5,000	11,134
Mitsui Matsushima Co. Ltd.[c]	5,000	6,661
Mitsumi Electric Co. Ltd.	3,500	26,343
Mitsuuroko Group Holdings Co. Ltd.	6,000	33,957
Miura Co. Ltd.	1,500	54,408
Monex Group Inc.	3,000	9,802
MonotaRO Co. Ltd.	1,000	27,102
Mr Max Corp.	8,500	28,351
Nachi-Fujikoshi Corp.	5,000	35,542
Nagaileben Co. Ltd.	2,000	40,473
Nankai Electric Railway Co. Ltd.	20,000	95,298
Net One Systems Co. Ltd.	3,000	19,925
Nice Holdings Inc.	5,000	10,745
Nichi-Iko Pharmaceutical Co. Ltd.	2,250	32,929
Nichicon Corp.	2,500	19,716
Nichii Gakkan Co.	1,000	8,567
Nifco Inc.	3,000	99,772
Nihon Dempa Kogyo Co. Ltd.[c]	1,500	15,943
Nihon Kohden Corp.	1,500	74,391
Nihon M&A Center Inc.	1,500	42,636
Nihon Unisys Ltd.	3,500	31,959
Nikkiso Co. Ltd.	3,000	35,970
Nippon Carbon Co. Ltd.	10,000	18,184
Nippon Chemi-Con Corp.[a]	5,000	13,176
Nippon Chemiphar Co. Ltd.	5,000	24,165

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2014

Security	Shares	Value
Nippon Coke & Engineering Co. Ltd.	15,000	$17,066
Nippon Denko Co. Ltd.	5,000	15,997
Nippon Gas Co. Ltd.	1,500	35,445
Nippon Konpo Unyu Soko Co. Ltd.	3,000	52,015
Nippon Light Metal Holdings Co. Ltd.	21,500	36,797
Nippon Parking Development Co. Ltd.	19,500	22,376
Nippon Soda Co. Ltd.	5,000	27,617
Nippon Suisan Kaisha Ltd.[a]	12,500	36,345
Nippon Yakin Kogyo Co. Ltd.[a]	5,000	15,851
Nishimatsu Construction Co. Ltd.	5,000	23,970
Nishio Rent All Co. Ltd.	1,000	42,982
Nissha Printing Co. Ltd.	1,000	14,693
Nissin Kogyo Co. Ltd.	2,500	45,486
Nitto Boseki Co. Ltd.	10,000	44,343
Nitto Kogyo Corp.	1,000	21,082
NOF Corp.	10,000	70,501
Noritsu Koki Co. Ltd.	3,000	19,137
Noritz Corp.	2,500	49,594
Oenon Holdings Inc.	10,000	23,922
Oita Bank Ltd. (The)	10,000	36,466
Okabe Co. Ltd.	2,000	26,100
Okamura Corp.	5,000	43,419
Oki Electric Industry Co. Ltd.	15,000	33,695
Okumura Corp.	15,000	82,414
Olympic Corp.	1,500	15,374
Onoken Co. Ltd.	2,500	28,760
Optex Co. Ltd.	1,000	21,851
OSG Corp.	3,500	61,263
OSJB Holdings Corp.[c]	6,500	9,228
Panasonic Industrial Devices SUNX Co. Ltd.	3,000	14,907
Paramount Bed Holdings Co. Ltd.	600	18,087
Parco Co. Ltd.	2,000	17,562
Pasona Group Inc.	3,000	16,629
Penta-Ocean Construction Co. Ltd.	10,000	36,758
Pioneer Corp.[a]	11,000	29,737
Raito Kogyo Co. Ltd.	1,500	10,502
Relo Holdings Inc.	500	34,230
Right On Co. Ltd.	2,000	13,925
Riken Technos Corp.	5,000	24,894
Ringer Hut Co. Ltd.	2,500	41,158
Round One Corp.	2,500	14,708
Royal Holdings Co. Ltd.	3,500	57,621
Ryosan Co. Ltd.	2,000	43,079
S.T. Corp.	3,500	34,103

Security	Shares	Value
Sagami Chain Co. Ltd.	5,000	$47,892
Saibu Gas Co. Ltd.	20,000	50,761
Saizeriya Co. Ltd.	2,500	33,743
San-Ai Oil Co. Ltd.	5,000	38,168
Sanken Electric Co. Ltd.[a]	5,000	41,134
Sankyo Tateyama Inc.	500	10,235
Sankyu Inc.	10,000	49,205
Sanshin Electronics Co. Ltd.	2,500	20,372
Sanwa Holdings Corp.	5,000	35,591
Sanyo Special Steel Co. Ltd.	5,000	22,804
Sasebo Heavy Industries Co. Ltd.[a]	10,000	11,669
Seiko Holdings Corp.	5,000	19,838
Senshukai Co. Ltd.	3,000	25,380
Shikoku Chemicals Corp.	5,000	34,375
Shima Seiki Manufacturing Ltd.	1,000	19,351
Shimojima Co. Ltd.	3,000	30,982
Shinwa Co. Ltd.	1,500	19,560
Ship Healthcare Holdings Inc.	1,500	49,594
SHO-BOND Holdings Co. Ltd.	1,000	42,787
Showa Corp.	2,500	28,128
Sinfonia Technology Co. Ltd.	10,000	16,531
Sintokogio Ltd.	1,500	10,663
Sodick Co. Ltd.	5,000	35,056
Star Micronics Co. Ltd.	2,500	34,740
Sumitomo Mitsui Construction Co. Ltd.[a]	27,000	30,982
Sumitomo Warehouse Co. Ltd. (The)	5,000	28,541
SWCC Showa Holdings Co. Ltd.[a]	10,000	11,183
T-Gaia Corp.	2,500	23,363
Tadano Ltd.	5,000	88,102
Taikisha Ltd.	1,000	23,368
Taisei Lamick Co. Ltd.	1,000	26,061
Takaoka Toko Co. Ltd.	500	7,074
Takiron Co. Ltd.	5,000	28,735
Tamura Corp.	5,000	20,178
Tatsuta Electric Wire and Cable Co. Ltd.	1,000	5,854
Tekken Corp.[c]	5,000	18,768
Tenma Corp.	2,500	39,481
Toa Oil Co. Ltd.	10,000	16,823
Toagosei Co. Ltd.	15,000	63,743
TOC Co. Ltd.	5,000	35,786
Toda Kogyo Corp.[a]	5,000	14,538
Toho Bank Ltd. (The)	15,000	53,970
Toho Holdings Co. Ltd.	3,000	57,033

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2014

Security	Shares	Value
Toho Titanium Co. Ltd.[a]	4,000	$33,063
Toho Zinc Co. Ltd.	5,000	23,922
TOKAI Holdings Corp.	4,000	16,998
TOKO Inc.	5,000	14,246
Tokushu Tokai Paper Co. Ltd.	5,000	10,891
Tokuyama Corp.	15,000	52,220
Tokyo Dome Corp.	5,000	23,825
Tokyo Ohka Kogyo Co. Ltd.	2,500	60,412
Tokyo Seimitsu Co. Ltd.	1,500	26,839
Tokyo Steel Manufacturing Co. Ltd.	4,000	24,428
Tokyo Tomin Bank Ltd. (The)[c]	3,500	41,795
Tokyotokeiba Co. Ltd.[c]	5,000	15,656
Tokyu Construction Co. Ltd.	2,750	13,719
TOLI Corp.	10,000	21,685
Tomy Co. Ltd.	2,500	13,055
Topcon Corp.	2,500	57,884
Torishima Pump Manufacturing Co. Ltd.	1,000	8,966
Tosho Printing Co. Ltd.	5,000	23,922
Totetsu Kogyo Co. Ltd.	500	12,379
Toyo Construction Co. Ltd.	2,500	10,454
Toyo Electric Manufacturing Co. Ltd.[c]	5,000	21,588
Toyo Engineering Corp.	5,000	22,220
Toyo Ink SC Holdings Co. Ltd.	5,000	23,922
Toyo Tanso Co. Ltd.	1,000	24,875
Toyo Tire & Rubber Co. Ltd.	2,500	45,947
Trans Cosmos Inc.	2,500	53,970
TSI Holdings Co. Ltd.	3,000	22,230
Tsubakimoto Chain Co.	5,000	43,225
Tsukui Corp.	1,000	9,296
UACJ Corp.	10,000	39,870
ULVAC Inc.[a]	2,000	40,239
Unipres Corp.	500	10,920
United Arrows Ltd.	1,000	39,481
Unitika Ltd.[a]	20,000	8,946
Wacom Co. Ltd.[c]	5,500	25,619
Watami Co. Ltd.	2,000	27,131
Wood One Co. Ltd.	5,000	15,121
Xebio Co. Ltd.	900	16,296
Yachiyo Bank Ltd. (The)	1,000	32,090
Yamada SxL Home Co. Ltd.[a,c]	5,000	5,835
Yamanashi Chuo Bank Ltd. (The)	10,000	45,121
Yodogawa Steel Works Ltd.	5,000	22,560
Yomiuri Land Co. Ltd.	5,000	23,436
Zenkoku Hosho Co. Ltd.	2,500	64,205

Security	Shares	Value
Zensho Holdings Co. Ltd.	3,000	$30,194

		8,760,490
NETHERLANDS — 2.19%
Aalberts Industries NV	3,934	120,091
Arcadis NV	2,160	67,512
ASM International NV	1,980	75,331
BinckBank NV	2,975	33,644
Corbion NV	2,434	46,391
Delta Lloyd NV	6,062	140,036
Eurocommercial Properties NV	1,270	63,433
Grontmij NVa	2,426	13,188
Koninklijke BAM Groep NVc	6,895	18,774
Koninklijke Ten Cate NV	775	20,003
Koninklijke Wessanen NV	6,110	35,562
Nutreco NV	2,290	97,819
PostNL NVa	14,665	73,366
Royal Imtech NVa,c	15,975	12,654
TKH Group NV	395	12,420
TomTom NVa	2,670	19,441
USG People NV	3,067	42,432
VastNed Retail NV	530	26,990
Wereldhave NV	860	76,532

		995,619
NEW ZEALAND — 0.83%
Freightways Ltd.	10,375	43,325
Goodman Property Trust	64,275	58,918
Infratil Ltd.	20,480	43,282
Kathmandu Holdings Ltd.	9,085	25,677
Mainfreight Ltd.	3,330	42,112
New Zealand Oil & Gas Ltd.	23,725	16,210
Nuplex Industries Ltd.	9,410	23,721
Precinct Properties New Zealand Ltd.	55,315	52,113
Tower Ltd.	8,750	13,591
Trade Me Group Ltd.	10,995	32,475
Vital Healthcare Property Trust	21,265	24,907

		376,331
NORWAY — 2.19%
Archer Ltd.[a]	8,360	13,048
Atea ASA	5,365	63,250
Austevoll Seafood ASA	1,440	9,717
BW Offshore Ltd.	19,100	25,323
Cermaq ASA	1,680	21,207
Det norske oljeselskap ASA[a,c]	3,399	37,508
DNO ASA[a]	34,280	115,282

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2014

Security	Shares	Value
Fred Olsen Energy ASA	1,060	$24,051
Golden Ocean Group Ltd.[c]	5,581	8,560
Marine Harvest ASA	9,036	123,100
Nordic Semiconductor ASA[a,c]	6,121	33,044
Norwegian Air Shuttle ASa,c	515	15,618
Norwegian Property ASA[a]	23,940	34,781
Opera Software ASA	2,660	31,212
Petroleum Geo-Services ASA	6,555	55,995
Prosafe SE	5,680	42,289
REC Silicon ASA[a]	73,770	41,113
SpareBank 1 SMN	4,720	40,095
SpareBank 1 SR Bank ASA	3,495	32,047
Storebrand ASA[a]	11,250	62,555
TGS-NOPEC Geophysical Co. ASA	3,710	105,444
Tomra Systems ASA	7,350	60,977

		996,216
PORTUGAL — 0.95%
Altri SGPS SA	9,805	27,419
Banco Comercial Portugues SA Registered[a]	1,260,614	180,814
Mota-Engil SGPS SA	5,826	36,419
NOS SGPS	7,185	42,896
Portucel SA	10,720	49,198
Semapa — Sociedade de Investimento e Gestao SGPS SA	2,565	37,649
Sonae SGPS SA	36,930	55,539

		429,934
SINGAPORE — 2.60%
AIMS AMP Capital Industrial REIT	29,375	35,193
ARA Asset Management Ltd.	22,660	31,234
Ascendas Hospitality Trust	60,000	36,783
Ascendas India Trust[c]	30,000	20,195
Ascott Residence Trust	36,000	35,629
Biosensors International Group Ltd.	51,000	34,740
Blumont Group Ltd.[a]	52,500	2,062
Cache Logistics Trust	45,000	43,455
CDL Hospitality Trusts	15,000	21,036
China Fishery Group Ltd.	35,400	10,496
CitySpring Infrastructure Trust	30,000	12,021
CSE Global Ltd.	25,000	14,525
Ezion Holdings Ltd.	30,000	51,689
Ezra Holdings Ltd.	25,000	23,540
Far East Hospitality Trust[c]	30,000	21,036
First REIT	15,000	14,665
First Resources Ltd.	20,000	36,222

Security	Shares	Value
Fortune REIT	30,000	$28,413
Frasers Centrepoint Trust	25,000	38,867
Gallant Venture Ltd.[a]	65,000	15,887
GMG Global Ltd.	230,000	15,298
GuocoLeisure Ltd.	35,000	30,573
Hi-P International Ltd.	15,000	7,753
Hong Leong Asia Ltd.	10,000	12,742
Hyflux Ltd.	30,500	28,964
Jurong Technologies Industrial Corp. Ltd.[a,b]	60,000	—
Keppel REIT Management Ltd.	45,000	45,799
LionGold Corp. Ltd.[a,c]	35,000	2,216
Lippo Malls Indonesia Retail Trust	85,000	28,269
Mapletree Commercial Trust	40,000	44,877
Mapletree Industrial Trust	30,000	33,778
Mapletree Logistics Trust	65,600	61,770
Midas Holdings Ltd.[c]	50,000	17,430
Oceanus Group Ltd.[a]	420,899	7,083
OUE Hospitality Trust	2,500	1,813
Parkway Life REIT	25,000	47,882
Perennial China Retail Trust	20,000	8,735
Raffles Education Corp. Ltd.[a]	65,800	20,301
Sabana Shari’ah Compliant Industrial REIT	30,000	24,763
SATS Ltd.	20,000	48,243
Starhill Global REIT	55,000	36,363
Super Group Ltd.[c]	20,000	23,641
Swiber Holdings Ltd.[c]	20,000	8,414
Tat Hong Holdings Ltd.	30,000	21,156
Tiger Airways Holdings Ltd.[a,c]	47,000	16,008
United Engineers Ltd.	15,000	28,850
Ying Li International Real Estate Ltd.[a,c]	65,000	13,543
Yoma Strategic Holdings Ltd.[c]	30,000	16,589

		1,180,541
SOUTH KOREA — 5.32%
3S Korea Co. Ltd.[a]	1,950	5,303
Binggrae Co. Ltd.	310	24,098
Chong Kun Dang Pharmaceutical Corp.	439	27,463
Chongkundang Holdings Corp.	384	16,083
CJ CGV Co. Ltd.	567	25,348
CJ E&M Corp.[a]	1,205	45,722
CJ Hellovision Co. Ltd.	1,600	21,170
CJ O Shopping Co. Ltd.	150	57,645

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2014

Security	Shares	Value
CNK International Co. Ltd.[a]	2,232	$3,746
Daekyo Co. Ltd.	4,250	27,910
Daesang Corp.	800	40,006
Dong-A ST Co. Ltd.	240	23,303
Dongsuh Companies Inc.	1,845	34,733
Dongwon Industries Co. Ltd.	70	22,508
E1 Corp.	470	32,923
Fila Korea Ltd.	405	35,620
Gamevil Inc.[a]	430	43,968
GemVax & Kael Co. Ltd.[a]	835	17,750
Grand Korea Leisure Co. Ltd.	600	25,013
Green Cross Cell Corp.[a]	155	4,615
Green Cross Holdings Corp.	1,650	25,043
GS Home Shopping Inc.	190	51,500
Hanjin Heavy Industries & Construction Co. Ltd.[a]	1,150	8,033
Hankook Tire Worldwide Co. Ltd.	1,250	27,728
Hanmi Pharm Co. Ltd.[a]	338	28,741
Hansae Co. Ltd.	2,000	52,731
Hanssem Co. Ltd.	590	53,957
Hotel Shilla Co. Ltd.	1,337	143,085
Hyundai Greenfood Co. Ltd.	3,150	51,026
Hyundai Home Shopping Network Corp.	290	46,836
iMarketKorea Inc.	1,100	34,193
Interpark Corp.	1,755	19,209
JB Financial Group Co. Ltd.	4,450	31,648
KEPCO Plant Service & Engineering Co. Ltd.	445	32,124
KISCO Corp.	850	24,189
KIWOOM Securities Co. Ltd.	630	30,585
Kolao Holdings	1,615	33,939
Kolon Industries Inc.	780	51,603
Korea Aerospace Industries Ltd.	1,750	60,186
Korean Reinsurance Co.	4,054	44,569
Kumho Tire Co. Inc.[a]	5,700	63,219
LF Corp.	900	25,349
LG Innotek Co. Ltd.[a]	245	30,034
LG International Corp.	1,050	30,544
LIG Insurance Co. Ltd.	1,350	38,549
Lotte Food Co. Ltd.	40	28,993
LOTTE Himart Co. Ltd.	510	34,038
LS Industrial Systems Co. Ltd.	575	35,523
Lumens Co. Ltd.[a]	1,545	12,521
Medipost Co. Ltd.[a]	130	7,222

Security	Shares	Value
Medy-Tox Inc.	95	$14,215
Meritz Finance Group Inc.	2,900	22,402
Meritz Fire & Marine Insurance Co. Ltd.	2,350	30,637
Meritz Securities Co. Ltd.	11,000	31,464
Nexen Tire Corp.	1,250	20,309
Ottogi Corp.	85	44,077
Paradise Co. Ltd.	1,315	42,923
Partron Co. Ltd.	1,815	18,100
Poongsan Corp.	1,150	33,621
POSCO Chemtech Co. Ltd.	235	33,609
POSCO ICT Co. Ltd.	2,570	17,928
S.M. Entertainment Co.[a]	685	22,392
Samchully Co. Ltd.	230	37,705
Seegene Inc.[a]	425	24,892
Seoul Semiconductor Co. Ltd.	1,255	35,287
SK Broadband Co. Ltd.[a]	5,070	18,744
SK Chemicals Co. Ltd.	750	47,721
SK Gas Co. Ltd.	400	43,197
Taekwang Industrial Co. Ltd.	30	40,833
Taihan Electric Wire Co. Ltd.[a]	3,850	8,128
ViroMed Co. Ltd.[a]	515	26,455
Young Poong Corp.	30	39,695
Youngone Corp.	1,000	41,835
Youngone Holdings Co. Ltd.	420	32,199

		2,420,212
SPAIN — 2.50%
Abengoa SA	2,620	15,186
Abengoa SA Class Bc	16,072	85,630
Almirall SAa	1,970	30,128
Atresmedia Corporacion de Medios de Comunicacion SA	2,090	30,733
Bolsas y Mercados Espanoles	2,076	94,414
Construcciones y Auxiliar de Ferrocarriles SA	100	41,612
Duro Felguera SA	3,545	22,198
Ebro Foods SA	3,525	72,067
Ence Energia y Celulosa SA	10,338	22,062
FAES FARMA SA	8,923	24,833
Fomento de Construcciones y Contratas SAa	1,471	31,983
Gamesa Corporacion Tecnologica SAa	7,650	96,226
Grupo Catalana Occidente SA	1,930	67,786
Indra Sistemas SA	4,380	67,835

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2014

Security	Shares	Value
Melia Hotels International SAc	3,190	$37,134
NH Hotel Group SAa,c	3,865	20,970
Obrascon Huarte Lain SA	1,545	58,409
Papeles y Cartones de Europa SA	5,141	29,475
Prosegur Compania de Seguridad SA	8,850	59,917
Realia Business SAa	5,511	8,701
Sacyr SAa,c	5,967	33,852
Tecnicas Reunidas SA	1,000	56,316
Tubacex SA	2,060	10,750
Tubos Reunidos SA	390	1,383
Viscofan SA	1,565	87,716
Zeltia SAa	7,025	27,023

		1,134,339
SWEDEN — 4.28%
AAK AB	940	53,547
Active Biotech ABa,c	1,735	7,562
AF AB	1,430	23,968
Avanza Bank Holding AB	1,455	51,408
Axfood AB	905	46,076
Axis Communications ABc	1,475	46,369
Betsson AB	1,330	46,221
Billerud AB	6,440	95,304
Castellum AB	7,380	123,963
CDON Group ABa	3,765	13,793
Clas Ohlson AB Class B	1,000	19,005
Concentric AB	1,746	23,070
Eniro ABa,c	3,165	10,165
Fastighets AB Balder Class Ba	1,545	19,631
Hakon Invest AB	2,630	81,917
Haldex AB	2,036	26,828
Hexpol AB	1,010	84,899
Hufvudstaden AB Class A	4,050	55,566
Intrum Justitia AB	1,630	49,920
JM AB	2,220	70,336
KappAhl ABa	1,322	7,370
Klovern AB	4,735	23,586
Kungsleden AB	5,775	40,557
Lindab International ABa	3,325	31,440
Loomis AB Class B	1,910	56,836
Lundbergforetagen AB	655	29,374
Meda AB Class A	7,500	120,874
Mekonomen AB	500	11,512
NCC AB Class B	2,905	90,945
Nibe Industrier AB Class B	2,400	64,362
Nobia AB	2,356	17,996

Security	Shares	Value
Nordnet AB	1,821	$7,278
Peab AB	7,150	50,442
Rezidor Hotel Group ABa,c	5,757	32,095
Saab AB Class B	1,495	40,806
SAS ABa,c	4,095	7,501
SkiStar AB	2,010	23,139
SSAB AB Class Ba,c	5,265	46,315
Swedish Orphan Biovitrum ABa	5,915	71,090
Trelleborg AB Class B	8,365	160,494
Wallenstam AB Class B	3,715	61,541

		1,945,101
SWITZERLAND — 3.87%
Allreal Holding AG Registered	345	47,237
Ascom Holding AG Registered	1,785	26,207
Autoneum Holding AGa	155	26,592
Basilea Pharmaceutica AG Registered[a]	155	16,833
Belimo Holding AG Registered	15	39,690
Bucher Industries AG Registered	360	108,578
Burckhardt Compression Holding AG	85	44,402
Dufry AG Registered[a]	845	145,062
EFG International AG	1,246	14,868
Emmi AG	85	29,329
Flughafen Zurich AG Registered	67	41,778
Forbo Holding AG Registered[a]	75	73,284
Gategroup Holding AGa	890	22,561
Georg Fischer AG Registered[a]	120	79,512
Helvetia Holding AG Registered	255	124,513
Implenia AG Registered	370	21,790
Kaba Holding AG Class B Registered	160	77,422
Kudelski SA Bearer	1,600	27,274
Kuoni Reisen Holding AG Class B Registered[a]	100	33,872
Liechtensteinische Landesbank AG Bearer	510	22,211
Logitech International SA Registered	5,470	80,609
Meyer Burger Technology AGa,c	2,475	29,260
Mobimo Holding AG Registered	230	46,819
Nobel Biocare Holding AG Registered[a]	3,565	62,730
OC Oerlikon Corp. AG Registered[a]	6,080	82,243
Panalpina Welttransport Holding AG Registered	480	65,457
Rieter Holding AG Registered[a]	115	26,711

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2014

Security	Shares	Value
Schmolz + Bickenbach AG Registered[a]	15,810	$23,994
Schweizerische National-Versicherungs-Gesellschaft AG Registered	305	27,152
St Galler Kantonalbank AG Registered	75	28,538
Straumann Holding AG Registered	240	56,721
Tecan AG Registered	325	36,957
Temenos Group AG Registered[a]	1,655	59,335
Valiant Holding AG Registered	555	52,735
Valora Holding AG Registered	100	24,205
Vontobel Holding AG Registered	925	33,163

		1,759,644
UNITED KINGDOM — 23.78%
888 Holdings PLC	3,025	6,052
Afren PLC[a]	32,871	61,046
African Barrick Gold PLC	3,470	15,349
Alent PLC	8,310	46,930
Amlin PLC	17,020	131,088
APR Energy PLC	3,175	30,768
Asia Resource Minerals PLC[a]	3,750	4,463
AVEVA Group PLC	2,240	75,787
Balfour Beatty PLC	21,521	86,438
Bank of Georgia Holdings PLC	945	38,849
BBA Aviation PLC	12,310	66,277
Beazley PLC	16,680	68,825
Bellway PLC	3,640	92,857
Berendsen PLC	4,375	77,335
Betfair Group PLC	3,030	53,406
Big Yellow Group PLC	3,545	30,015
Bodycote PLC	7,256	85,017
Booker Group PLC	42,945	90,703
Bovis Homes Group PLC	4,600	59,372
Brewin Dolphin Holdings PLC	7,345	37,140
Britvic PLC	8,810	104,341
BTG PLC[a]	10,785	110,342
Bwin.Party Digital Entertainment PLC[a]	23,110	33,535
Cable & Wireless Communications PLC	76,235	60,493
Cairn Energy PLC[a]	18,185	54,158
Cape PLC	3,460	16,590
Capital & Counties Properties PLC	18,695	101,285
Carillion PLC	15,700	88,611

Security	Shares	Value
Carphone Warehouse Group PLC	10,415	$58,852
Catlin Group Ltd.	12,850	109,449
Centamin PLC[a]	37,285	45,417
Chemring Group PLC	7,625	26,101
Chesnara PLC	4,310	22,557
Cineworld Group PLC	5,660	30,798
Close Brothers Group PLC	5,860	125,746
COLT Group SAa	10,405	25,472
Computacenter PLC	2,525	25,983
Connect Group PLC	6,315	16,446
Countrywide PLC	4,290	37,626
Cranswick PLC	1,450	30,919
Crest Nicholson Holdings PLC	4,085	24,249
CSR PLC	6,055	54,027
Daejan Holdings PLC	225	18,116
Dairy Crest Group PLC	4,525	32,063
Darty PLC	19,480	26,146
DCC PLC	2,360	134,911
De La Rue PLC	3,105	38,268
Debenhams PLC	37,620	41,951
Dechra Pharmaceuticals PLC	2,320	27,183
Derwent London PLC	3,135	141,636
Devro PLC	4,695	20,213
Dignity PLC	1,959	45,675
Diploma PLC	3,100	33,496
Dixons Retail PLC[a]	110,871	96,774
Domino Printing Sciences PLC	3,425	35,591
Domino’s Pizza Group PLC	4,565	42,158
DS Smith PLC	29,715	131,540
Dunelm Group PLC	2,435	34,183
Electrocomponents PLC	14,175	56,957
Elementis PLC	15,525	70,769
EnQuest PLC[a]	22,535	51,476
Enterprise Inns PLC[a]	15,085	31,886
Entertainment One Ltd.	4,830	27,839
Essentra PLC	6,660	86,579
esure Group PLC	4,985	21,764
Fenner PLC	6,405	36,874
Fidessa Group PLC	1,130	39,777
FirstGroup PLC[a]	40,165	85,780
Foxtons Group PLC	5,280	23,988
Galliford Try PLC	3,545	76,309
Gem Diamonds Ltd.[a]	3,680	12,084
Genel Energy PLC[a]	4,050	68,376
Genus PLC	1,920	33,939

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2014

Security	Shares	Value
Go-Ahead Group PLC (The)	1,500	$55,841
Grafton Group PLC Units	7,445	72,463
Grainger PLC	10,270	37,296
Great Portland Estates PLC	10,910	117,700
Greencore Group PLC	11,953	53,336
Greene King PLC	6,715	93,643
Greggs PLC	2,940	25,984
Halfords Group PLC	7,200	58,348
Halma PLC	10,265	97,570
Hansteen Holdings PLC	19,605	34,986
Hays PLC	43,325	89,238
Helical Bar PLC	4,460	25,771
Henderson Group PLC	27,355	112,549
Hikma Pharmaceuticals PLC	4,890	148,522
Hiscox Ltd.	12,126	138,086
Hochschild Mining PLC[a]	4,705	12,948
Home Retail Group PLC	25,451	71,500
Homeserve PLC	10,630	53,750
Howden Joinery Group PLC	22,425	128,384
Hunting PLC	4,065	59,708
IG Group Holdings PLC	11,860	122,142
Imagination Technologies Group PLC[a,c]	6,555	19,710
Inchcape PLC	13,875	150,624
Intermediate Capital Group PLC	14,325	97,441
International Personal Finance PLC	7,275	67,860
Interserve PLC	6,320	67,915
ITE Group PLC	6,090	20,635
Jardine Lloyd Thompson Group PLC	4,411	76,482
JD Wetherspoon PLC	4,655	58,432
Jupiter Fund Management PLC	11,270	72,836
Kazakhmys PLC[a,c]	7,815	42,854
Kcom Group PLC	13,080	22,193
Keller Group PLC	2,760	40,493
Kentz Corp. Ltd.	2,245	35,173
Kier Group PLC	1,800	53,121
Ladbrokes PLC	23,820	53,084
Laird PLC	9,525	46,490
Lamprell PLC[a]	5,854	14,998
Lancashire Holdings Ltd.	6,865	70,990
LondonMetric Property PLC	17,055	40,599
Man Group PLC	48,470	97,380
Marston’s PLC	22,900	55,519
Michael Page International PLC	10,715	77,335
Micro Focus International PLC	4,241	60,861

Security	Shares	Value
Millennium & Copthorne Hotels PLC	3,125	$30,943
Mitchells & Butlers PLC[a]	8,510	53,720
Mitie Group PLC	7,215	37,152
Moneysupermarket.com Group PLC	13,455	42,184
Morgan Advanced Materials PLC	10,520	55,769
Mothercare PLC[a,c]	2,255	9,147
N Brown Group PLC	5,715	41,653
National Express Group PLC	13,870	61,305
New World Resources PLC Class Aa,c	1,195	160
NMC Health PLC	1,720	13,648
Ocado Group PLC[a]	12,415	70,468
Ophir Energy PLC[a]	15,530	56,503
Oxford Instruments PLC	1,625	34,568
Pace PLC	10,400	56,169
Paragon Group of Companies PLC (The)	9,385	54,617
Partnership Assurance Group PLC	3,270	6,929
Pennon Group PLC	12,150	167,180
Petra Diamonds Ltd.[a]	12,595	42,486
Phoenix Group Holdings	5,757	68,037
Playtech Ltd.	4,645	48,190
Premier Farnell PLC	13,835	42,231
Premier Foods PLC[a]	16,356	11,598
Premier Oil PLC	17,170	93,284
Provident Financial PLC	4,470	160,518
QinetiQ Group PLC	17,855	62,339
Rathbone Brothers PLC	1,800	61,599
Redefine International PLC	22,605	19,654
Redrow PLC	10,275	42,414
Regus PLC	23,260	68,290
Renishaw PLC	1,061	33,121
Restaurant Group PLC (The)	4,675	48,620
Rightmove PLC	2,870	110,233
Rotork PLC	2,441	114,114
RPC Group PLC	6,815	67,251
RPS Group PLC	9,655	41,648
Salamander Energy PLC[a]	10,440	19,873
Savills PLC	4,570	45,753
SDL PLC[a]	2,550	13,690
Senior PLC	12,370	55,093
Shaftesbury PLC	8,915	101,821
Shanks Group PLC	13,240	24,085
SIG PLC	15,828	44,733
SOCO International PLC[a]	8,130	59,021
Spectris PLC	3,760	121,120

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2014

Security	Shares	Value
Speedy Hire PLC	19,485	$17,353
Spirax-Sarco Engineering PLC	2,402	110,466
Spirent Communications PLC	19,810	34,415
Spirit Pub Co. PLC	23,070	28,433
St. Modwen Properties PLC	4,990	31,230
Stagecoach Group PLC	16,655	100,018
SuperGroup PLC[a]	925	15,913
SVG Capital PLC[a]	6,165	43,507
Synergy Health PLC	1,605	36,879
Synthomer PLC	8,410	30,243
TalkTalk Telecom Group PLC	19,065	101,229
Ted Baker PLC	710	20,474
Telecity Group PLC	6,365	85,431
Telecom plus PLC	1,695	39,777
Thomas Cook Group PLC[a]	44,255	91,452
Tullett Prebon PLC	8,700	36,412
UBM PLC	7,750	81,057
UDG Healthcare PLC	7,720	46,322
Ultra Electronics Holdings PLC	1,855	55,558
UNITE Group PLC (The)	8,948	61,425
Vesuvius PLC	9,190	72,193
Victrex PLC	2,930	79,345
W.S. Atkins PLC	3,695	83,094
WH Smith PLC	4,635	88,582
Workspace Group PLC	3,815	39,450
Xchanging PLC	9,840	29,280

		10,810,274

TOTAL COMMON STOCKS
(Cost: $44,958,694)		45,088,252

INVESTMENT COMPANIES — 0.21%

SWITZERLAND — 0.17%
BB Biotech AG Registered[a]	460	80,031

		80,031
UNITED KINGDOM — 0.04%
F&C Commercial Property Trust Ltd.	8,205	16,900

		16,900

TOTAL INVESTMENT COMPANIES
(Cost: $71,141)		96,931
PREFERRED STOCKS — 0.31%

GERMANY — 0.21%
Biotest AG	280	29,709
Draegerwerk AG & Co. KGaA	240	21,672

Security	Shares	Value
Jungheinrich AG	386	$23,572
Sartorius AG	185	22,127

		97,080
ITALY — 0.10%
Unipol Gruppo Finanziario SpA	8,415	42,785

		42,785

TOTAL PREFERRED STOCKS
(Cost: $125,509)		139,865

RIGHTS — 0.01%

PORTUGAL — 0.00%
Mota-Engil SGPS SAa,b	4,855	—

		—
SOUTH KOREA — 0.01%
Hanjin Heavy Industries & Construction Co. Ltd.[a]	526	517
JB Financial Group Co. Ltd.[a]	966	1,269

		1,786

TOTAL RIGHTS
(Cost: $0)		1,786

WARRANTS — 0.00%

ISRAEL — 0.00%
Africa Israel Investments Ltd. (Expires 3/31/15)[a]	516	40
Tower Semiconductor Ltd. (Expires 06/27/17)[a]	1	2

		42

TOTAL WARRANTS
(Cost: $0)		42

SHORT-TERM INVESTMENTS — 4.51%

MONEY MARKET FUNDS — 4.51%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[e,f,g]	1,902,076	1,902,076
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[e,f,g]	118,640	118,640

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2014

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	29,466	$29,466

		2,050,182

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,050,182)		2,050,182

TOTAL INVESTMENTS IN SECURITIES — 104.23%
(Cost: $47,205,526)		47,377,058
Other Assets, Less Liabilities — (4.23)%		(1,921,112)

NET ASSETS — 100.00%		$45,455,946

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
COMMON STOCKS — 98.86%
AUSTRALIA — 2.90%
ALS Ltd.	78,240	$568,098
Alumina Ltd.[a]	462,653	690,356
Amcor Ltd.	94,965	920,854
AMP Ltd.	730,261	3,727,290
APA Group	92,910	645,247
Asciano Ltd.	107,217	603,062
ASX Ltd.	133,760	4,500,467
Aurizon Holdings Ltd.	97,311	454,159
Australia and New Zealand Banking Group Ltd.	377,183	11,912,157
Bendigo and Adelaide Bank Ltd.	51,377	609,006
BHP Billiton Ltd.	509,172	18,310,227
Boral Ltd.	133,497	665,241
Brambles Ltd.	577,772	5,065,367
Coca-Cola Amatil Ltd.	64,135	555,121
Commonwealth Bank of Australia	253,791	19,760,766
CSL Ltd.	100,734	6,349,631
Dexus Property Group	553,059	611,873
Federation Centres	191,688	459,788
Fortescue Metals Group Ltd.	350,124	1,601,510
Goodman Group	228,363	1,131,607
GPT Group (The)	167,773	634,833
Incitec Pivot Ltd.	387,546	1,073,698
James Hardie Industries SE	85,225	1,083,917
Lend Lease Group	48,900	617,378
Macquarie Group Ltd.	93,526	5,088,379
Mirvac Group	354,049	597,424
National Australia Bank Ltd.	273,351	8,976,026
Orica Ltd.	122,739	2,510,429
Origin Energy Ltd.	169,799	2,262,164
QBE Insurance Group Ltd.	202,595	2,071,878
Rio Tinto Ltd.	100,871	6,225,100
Santos Ltd.	255,920	3,464,243
Scentre Group[a]	801,611	2,533,876
SP AusNet	565,420	709,656
Stockland Corp. Ltd.	274,329	1,035,477
Suncorp Group Ltd.	445,141	5,913,881
Sydney Airport	99,083	396,105
Telstra Corp. Ltd.	982,527	5,014,869
Transurban Group	137,459	994,250
Wesfarmers Ltd.	203,744	8,338,302
Westfield Corp.	314,118	2,184,425
Westpac Banking Corp.	490,467	15,781,713

Security	Shares	Value
Woodside Petroleum Ltd.	126,882	$5,015,751
Woolworths Ltd.	216,777	7,446,812

		169,112,413
AUSTRIA — 0.12%
Erste Group Bank AG	68,215	1,757,436
IMMOFINANZ AGa	121,021	382,955
OMV AG	42,642	1,715,074
Telekom Austria AG	67,989	650,430
Voestalpine AG	50,120	2,210,317

		6,716,212
BELGIUM — 0.43%
Ageas	61,411	2,206,620
Anheuser-Busch InBev NV	143,423	15,540,063
Groupe Bruxelles Lambert SA	41,764	4,151,902
KBC Groep NVa	38,631	2,102,163
UCB SA	12,225	1,122,748

		25,123,496
BRAZIL — 0.60%
AMBEV SA	814,395	5,632,009
BM&F Bovespa SA	537,900	2,874,782
BR Malls Participacoes SA	245,100	2,120,111
BRF SA	167,972	4,114,235
CCR SA	97,800	770,004
Cielo SA	112,880	2,067,399
Companhia de Saneamento Basico do Estado de Sao Paulo	146,700	1,300,677
Embraer SA	310,464	2,952,690
Hypermarcas SAa	146,700	1,171,192
Klabin SA	244,500	1,224,712
Natura Cosmeticos SA	97,800	1,524,901
Petroleo Brasileiro SA	516,126	4,097,757
Souza Cruz SA	48,900	454,492
TIM Participacoes SA	146,700	778,205
Ultrapar Participacoes SA	48,900	1,127,598
Vale SA	195,614	2,810,025

		35,020,789
CANADA — 3.96%
Agnico-Eagle Mines Ltd.	60,636	2,258,011
Agrium Inc.	21,186	1,934,404
Alimentation Couche-Tard Inc. Class B	58,680	1,608,424
ARC Resources Ltd.	37,653	1,038,990
Athabasca Oil Corp.[a]	77,262	442,146
Bank of Montreal	115,697	8,637,023

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
Bank of Nova Scotia	165,771	$11,269,657
Baytex Energy Corp.	10,989	471,801
BCE Inc.	3,727	169,053
Bell Aliant Inc.[b]	20,049	569,066
Bombardier Inc. Class B	203,424	696,984
Brookfield Asset Management Inc. Class A	158,033	7,060,786
Cameco Corp.	121,995	2,463,097
Canadian Imperial Bank of Commerce	79,384	7,380,200
Canadian National Railway Co.	138,876	9,298,371
Canadian Natural Resources Ltd.	193,829	8,462,492
Canadian Oil Sands Ltd.	43,521	931,065
Canadian Pacific Railway Ltd.	49,389	9,405,981
Canadian Tire Corp. Ltd. Class A NVS	7,550	718,348
Canadian Utilities Ltd. Class A	12,423	446,984
Catamaran Corp.[a]	26,406	1,204,297
Cenovus Energy Inc.	97,994	3,014,577
Crescent Point Energy Corp.	29,829	1,219,026
Dollarama Inc.	16,137	1,330,359
Enbridge Inc.	207,825	10,203,689
Encana Corp.	98,865	2,132,320
Finning International Inc.	20,538	591,247
First Quantum Minerals Ltd.	90,201	2,142,652
Fortis Inc.	15,342	472,810
Franco-Nevada Corp.	36,186	2,050,534
Gildan Activewear Inc.	22,494	1,320,114
Goldcorp Inc.	178,146	4,886,272
H&R Real Estate Investment Trust	14,181	301,297
Husky Energy Inc.	93,017	2,834,128
Imperial Oil Ltd.	80,355	4,129,759
Magna International Inc. Class A	30,807	3,313,454
Manulife Financial Corp.	286,572	5,864,901
National Bank of Canada	30,684	1,375,446
New Gold Inc.[a]	304,158	1,874,707
Open Text Corp.	22,494	1,252,961
Pacific Rubiales Energy Corp.	59,904	1,147,291
Pembina Pipeline Corp.	40,098	1,682,521
Potash Corp. of Saskatchewan Inc.	145,371	5,169,073
Power Corp. of Canada	146,345	4,312,449
Rogers Communications Inc. Class B	106,602	4,169,488

Security	Shares	Value
Royal Bank of Canada	226,407	$16,735,380
Saputo Inc.	9,780	607,920
Shaw Communications Inc. Class B	231,812	5,689,631
Silver Wheaton Corp.	106,113	2,776,005
SNC-Lavalin Group Inc.	67,482	3,570,443
Sun Life Financial Inc.	103,731	3,960,959
Suncor Energy Inc.	272,478	11,205,475
Talisman Energy Inc.	262,738	2,753,723
Teck Resources Ltd. Class B	126,865	3,045,040
TELUS Corp. NVS	22,380	782,421
Thomson Reuters Corp.	55,351	2,094,252
Tim Hortons Inc.	14,181	793,427
Toronto-Dominion Bank (The)	291,856	15,286,482
Tourmaline Oil Corp.[a]	49,100	2,315,072
TransCanada Corp.	124,917	6,276,544
Valeant Pharmaceuticals International Inc.[a,b]	46,944	5,512,195
Yamana Gold Inc.	490,956	4,194,085

		230,857,309
CHILE — 0.15%
AES Gener SA	647,222	322,320
Aguas Andinas SA Series A	1,159,419	728,827
Banco de Chile	4,954,052	614,239
Banco de Credito e Inversiones	9,291	520,675
Banco Santander (Chile) SA	8,827,144	558,840
Colbun SA	1,729,104	445,225
Compania Cervecerias Unidas SA	18,658	210,149
CorpBanca SA	26,292,613	308,904
Empresa Nacional de Electricidad SA	528,609	782,417
Empresas CMPC SA	324,921	727,356
Empresas Copec SA	61,614	752,338
Enersis SA	3,816,645	1,282,435
LATAM Airlines Group SAa	97,311	1,142,584
S.A.C.I. Falabella SA	77,759	617,234

		9,013,543
CHINA — 2.18%
Agricultural Bank of China Ltd. Class H	1,467,000	717,406
Bank of China Ltd. Class H	11,446,000	5,494,045
Brilliance China Automotive Holdings Ltd.	1,956,000	3,669,685

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
China Construction Bank Corp. Class H	11,102,260	$8,566,592
China Gas Holdings Ltd.	1,956,000	3,790,830
China Life Insurance Co. Ltd. Class H	1,956,000	5,893,201
China Mengniu Dairy Co. Ltd.	489,000	2,378,733
China Merchants Bank Co. Ltd. Class H	420,288	857,924
China Mobile Ltd.	978,000	10,839,956
China Overseas Land & Investment Ltd.	978,000	3,003,387
China Pacific Insurance (Group) Co. Ltd. Class H	391,200	1,552,171
China Petroleum & Chemical Corp. Class H	5,045,200	5,012,618
China Shenhua Energy Co. Ltd. Class H	978,000	2,902,433
China Shipping Container Lines Co. Ltd. Class Ha,b	3,423,000	998,184
China Telecom Corp. Ltd. Class H	1,956,000	1,107,972
China Unicom (Hong Kong) Ltd.	978,000	1,716,221
Chongqing Changan Automobile Co. Ltd.	100	216
CNOOC Ltd.	3,423,000	6,130,443
Country Garden Holdings Co. Ltd.	1,467,813	751,894
Evergrande Real Estate Group Ltd.[b]	2,445,000	1,066,329
Fosun International Ltd.[b]	1,956,000	2,493,568
GCL-Poly Energy Holdings Ltd.[a,b]	2,934,000	957,803
GOME Electrical Appliances Holdings Ltd.[b]	3,912,000	666,298
Great Wall Motor Co. Ltd. Class H	366,000	1,515,939
Guangdong Investment Ltd.	1,464,000	1,647,225
Haier Electronics Group Co. Ltd.[b]	2,178,000	6,266,979
Industrial and Commercial Bank of China Ltd. Class H	11,762,260	8,089,347
Inner Mongolia Yitai Coal Co. Ltd. Class B	100	147
Kunlun Energy Co. Ltd.[b]	978,000	1,670,792
Lee & Man Paper Manufacturing Ltd.[b]	1,706,000	1,039,002
Lenovo Group Ltd.[b]	978,000	1,345,215
PetroChina Co. Ltd. Class H	3,912,000	5,138,568

Security	Shares	Value
Ping An Insurance (Group) Co. of China Ltd. Class H	733,500	$6,293,863
Shimao Property Holdings Ltd.	853,000	1,981,148
Sino-Ocean Land Holdings Ltd.[b]	2,200,500	1,291,898
Tencent Holdings Ltd.[b]	978,000	16,203,147
Want Want China Holdings Ltd.[b]	2,934,000	4,028,072

		127,079,251
COLOMBIA — 0.08%
Almacenes Exito SA	61,614	994,592
Cemex Latam Holdings SAa	109,047	1,074,753
Ecopetrol SA	773,109	1,309,757
Grupo Inversiones Suramericana SA	56,235	1,252,293

		4,631,395
CZECH REPUBLIC — 0.08%
CEZ AS	57,213	1,624,273
Komercni Banka AS	14,181	3,084,980

		4,709,253
DENMARK — 0.51%
Carlsberg A/S Class B	21,186	2,034,264
Danske Bank A/S	183,384	5,308,848
DSV A/S	41,637	1,315,214
Novo Nordisk A/S Class B	359,312	16,631,352
Novozymes A/S Class B	38,718	1,917,902
TDC A/S	60,147	608,292
TrygVesta A/S	17,115	1,721,698

		29,537,570
EGYPT — 0.03%
Global Telecom Holding SP GDR[a]	564,594	1,970,433

		1,970,433
FINLAND — 0.33%
Fortum OYJ	110,032	2,826,679
Metso OYJ	68,460	2,692,109
Nokia OYJ	559,416	4,438,598
Sampo OYJ Class A	123,228	6,133,502
UPM-Kymmene OYJ	203,913	3,334,052

		19,424,940
FRANCE — 3.49%
Accor SA	65,748	3,184,544
Airbus Group NV	90,465	5,248,390
ALSTOM[a]	42,611	1,533,094
ArcelorMittal	119,551	1,818,737
Arkema SA	6,576	610,805
AXA SA	230,808	5,308,636

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
BNP Paribas SA	166,734	$11,042,962
Bouygues SA	64,786	2,559,336
Cap Gemini SA	64,261	4,662,762
Carrefour SA	85,225	2,945,423
Christian Dior SA	8,313	1,447,632
Compagnie de Saint-Gobain	96,080	4,682,618
Compagnie Generale des Etablissements Michelin Class B	43,032	4,724,755
Credit Agricole SA	247,923	3,357,017
Danone SA	90,139	6,523,579
Edenred SA	65,177	2,037,588
Essilor International SA	58,680	5,729,156
GDF Suez	148,167	3,816,264
Groupe Eurotunnel SA Registered	92,835	1,228,221
Iliad SA	6,357	1,752,168
Kering	22,005	4,709,359
L’Air Liquide SA	48,460	6,161,049
L’Oreal SA	38,718	6,548,113
Lafarge SA	34,888	2,711,650
Legrand SA	21,027	1,164,894
LVMH Moet Hennessy Louis Vuitton SA	45,533	7,834,719
Orange	305,040	4,795,687
Pernod Ricard SA	53,373	5,977,276
Publicis Groupe SA	26,406	1,920,253
Renault SA	52,812	4,407,218
Safran SA	30,807	1,809,342
Sanofi	186,309	19,598,511
Schneider Electric SE	85,225	7,209,044
SES SA Class A FDR	147,678	5,423,933
Societe Generale	114,426	5,749,746
Suez Environnement SA	54,316	1,013,814
Technip SA	41,565	3,834,584
Total SA	335,943	21,616,062
Unibail-Rodamco SE	18,867	5,065,219
Veolia Environnement	60,878	1,077,647
Vinci SA	71,592	4,944,686
Vivendi SA	179,248	4,501,682
Wendel	8,313	1,090,701

		203,378,876
GERMANY — 3.01%
Adidas AG	32,763	2,604,350
Allianz SE Registered	68,670	11,475,872

Security	Shares	Value
BASF SE	128,118	$13,309,198
Bayer AG Registered	130,120	17,222,031
Bayerische Motoren Werke AG	73,839	8,826,488
Beiersdorf AG	20,049	1,811,799
Commerzbank AGa	183,375	2,655,977
Continental AG	13,692	2,960,496
Daimler AG Registered	155,111	12,842,486
Deutsche Bank AG Registered	190,710	6,552,766
Deutsche Boerse AG	34,324	2,491,000
Deutsche Post AG Registered	169,718	5,453,392
Deutsche Telekom AG Registered	372,316	6,030,214
E.ON SE	241,313	4,562,250
Fresenius Medical Care AG & Co. KGaA	57,702	4,006,955
Fresenius SE & Co. KGaA	11,736	1,757,140
GEA Group AG	25,917	1,166,706
HeidelbergCement AG	28,004	2,084,420
Henkel AG & Co. KGaA	21,516	2,051,750
Infineon Technologies AG	170,692	1,889,894
Kabel Deutschland Holding AG	6,846	978,741
Lanxess AG	16,127	1,026,354
Linde AG	38,718	7,920,938
MAN SE	27,384	3,252,149
Merck KGaA	49,878	4,429,987
METRO AGa	53,325	1,927,846
Muenchener Rueckversicherungs-Gesellschaft AG Registered	32,874	6,984,885
Osram Licht AGa	46,455	1,885,216
ProSiebenSat.1 Media AG Registered	30,807	1,296,980
RWE AG	69,144	2,780,529
SAP SE	147,319	11,602,063
Siemens AG Registered	133,266	16,475,839
ThyssenKrupp AGa	96,913	2,744,458

		175,061,169
HONG KONG — 1.16%
AIA Group Ltd.[b]	1,858,200	10,034,215
Bank of East Asia Ltd. (The)[b]	293,400	1,254,987
Cheung Kong (Holdings) Ltd.	489,500	9,518,345
CLP Holdings Ltd.	244,500	2,036,435
Galaxy Entertainment Group Ltd.[b]	489,000	4,161,205
Hang Lung Properties Ltd.[b]	978,000	3,034,935
Hang Seng Bank Ltd.[b]	170,600	2,901,282

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
Henderson Land Development Co. Ltd.[b]	580,780	$3,705,727
Hong Kong and China Gas Co. Ltd. (The)[b]	1,162,040	2,542,977
Hong Kong Exchanges and Clearing Ltd.[b]	138,000	3,089,400
Hutchison Whampoa Ltd.	489,000	6,688,215
Li & Fung Ltd.[b]	978,000	1,312,405
Link REIT (The)	489,000	2,773,085
New World Development Co. Ltd.	973,666	1,234,977
Sands China Ltd.	391,200	2,910,005
Swire Pacific Ltd. Class A	489,000	6,306,482
Wharf (Holdings) Ltd. (The)[b]	489,200	3,926,199

		67,430,876
HUNGARY — 0.03%
OTP Bank PLC	96,333	1,671,093

		1,671,093
INDIA — 0.71%
Dr. Reddy’s Laboratories Ltd. SP ADR	84,793	3,794,487
HDFC Bank Ltd. SP ADR	160,392	7,602,581
ICICI Bank Ltd. SP ADR	111,981	5,601,290
Infosys Ltd. SP ADR[b]	79,707	4,369,538
Larsen & Toubro Ltd. SP GDR[b,c]	162,103	3,982,871
Reliance Industries Ltd. SP GDR[b,d]	149,273	4,957,356
Sesa Sterlite Ltd. SP ADR	191,688	3,607,568
Tata Motors Ltd. SP ADR	110,183	4,332,395
Wipro Ltd. SP ADR[b]	271,253	3,132,972

		41,381,058
INDONESIA — 0.33%
PT Astra International Tbk	4,401,000	2,936,534
PT Bank Central Asia Tbk	4,156,500	4,164,578
PT Bank Danamon Indonesia Tbk	1,037,710	345,530
PT Bank Mandiri (Persero) Tbk	1,222,957	1,082,730
PT Bank Negara Indonesia (Persero) Tbk	1,565,688	689,701
PT Bank Rakyat Indonesia (Persero) Tbk	1,956,000	1,892,222
PT Charoen Pokphand Indonesia Tbk	2,222,945	758,422
PT Indocement Tunggal Prakarsa Tbk	370,600	798,658

Security	Shares	Value
PT Indofood Sukses Makmur Tbk	1,344,600	$821,684
PT Kalbe Farma Tbk	4,514,100	674,532
PT Perusahaan Gas Negara (Persero) Tbk	1,711,500	872,196
PT Semen Gresik (Persero) Tbk	733,500	1,050,120
PT Telekomunikasi Indonesia (Persero) Tbk	5,868,000	1,343,140
PT Unilever Indonesia Tbk	244,500	649,395
PT United Tractors Tbk	509,606	1,007,988

		19,087,430
IRELAND — 0.17%
Bank of Ireland[a]	5,148,681	1,825,568
CRH PLC	75,488	1,765,532
Kerry Group PLC Class A	14,368	1,066,954
Pentair PLC	29,150	1,867,640
Weatherford International Ltd.[a]	147,319	3,295,526

		9,821,220
ISRAEL — 0.19%
Israel Chemicals Ltd.	172,617	1,410,311
NICE Systems Ltd.	28,851	1,148,281
Teva Pharmaceutical Industries Ltd.	156,969	8,468,842

		11,027,434
ITALY — 0.90%
Assicurazioni Generali SpA	112,674	2,356,345
Atlantia SpA	143,310	3,800,462
CNH Industrial NV	125,184	1,157,399
Enel SpA	814,819	4,648,732
Eni SpA	401,533	10,240,009
Fiat SpA[a,b]	139,744	1,354,652
Finmeccanica SpA[a]	200,490	1,853,647
Intesa Sanpaolo SpA	1,695,852	5,059,982
Luxottica Group SpA	14,181	784,393
Mediobanca SpA[a]	292,911	2,596,437
Saipem SpA[a]	70,905	1,656,446
Snam SpA	788,757	4,654,125
Telecom Italia SpA[a,b]	1,891,617	2,189,301
Telecom Italia SpA RNC	672,375	630,196
Tenaris SA	35,697	769,455
UniCredit SpA	707,019	5,543,511
Unione di Banche Italiane SpA	348,205	2,881,582

		52,176,674
JAPAN — 7.48%
AEON Co. Ltd.	293,400	3,318,172
AEON Financial Service Co. Ltd.	97,800	2,262,520

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
Aisin Seiki Co. Ltd.	97,800	$3,842,194
Asahi Group Holdings Ltd.	146,700	4,472,257
ASICS Corp.	73,200	1,566,004
Astellas Pharma Inc.	489,000	6,728,594
Bandai Namco Holdings Inc.	73,200	1,872,798
Bank of Yokohama Ltd. (The)	978,000	5,637,754
Bridgestone Corp.	197,000	7,168,513
Canon Inc.	195,600	6,451,842
Casio Computer Co. Ltd.[b]	195,600	3,322,927
Central Japan Railway Co.	48,900	7,013,906
Chubu Electric Power Co. Inc.[a]	195,600	2,295,806
Chugoku Electric Power Co. Inc. (The)	97,800	1,314,335
Dai-ichi Life Insurance Co. Ltd. (The)	195,600	2,801,758
Daiichi Sankyo Co. Ltd.	195,600	3,583,511
Daikin Industries Ltd.	97,800	6,828,453
Daiwa Securities Group Inc.	489,000	4,168,400
Denso Corp.	146,700	6,830,355
East Japan Railway Co.	97,800	7,914,539
Eisai Co. Ltd.	97,800	4,183,617
Fast Retailing Co. Ltd.	5,000	1,672,825
Fuji Heavy Industries Ltd.	94,500	2,725,599
FUJIFILM Holdings Corp.	97,800	2,823,157
Fujitsu Ltd.	489,000	3,808,908
Hitachi Ltd.	978,000	7,691,045
Honda Motor Co. Ltd.	293,400	10,425,279
Hoya Corp.	146,700	4,808,924
ITOCHU Corp.	244,500	3,156,258
Japan Prime Realty Investment Corp.	978	3,399,961
Japan Tobacco Inc.	195,600	6,946,382
JFE Holdings Inc.	97,800	2,079,920
JTEKT Corp.	73,200	1,286,259
JX Holdings Inc.	560,280	2,912,138
Kao Corp.	146,700	6,058,588
KDDI Corp.	97,800	5,703,375
Keikyu Corp.	489,000	4,346,244
Keyence Corp.	5,000	2,199,883
Kintetsu Corp.	978,000	3,585,414
Kobe Steel Ltd.	978,000	1,607,254
Komatsu Ltd.	195,600	4,391,894
Kyocera Corp.	97,800	4,799,889
Kyushu Electric Power Co. Inc.[a]	97,800	1,096,547
Marubeni Corp.	489,000	3,477,471

Security	Shares	Value
Mazda Motor Corp.	97,800	$2,378,546
Mitsubishi Chemical Holdings Corp.	733,500	3,238,998
Mitsubishi Corp.	195,600	4,157,938
Mitsubishi Electric Corp.	489,000	6,543,142
Mitsubishi Heavy Industries Ltd.	978,000	6,448,989
Mitsubishi Motors Corp.	170,600	1,965,877
Mitsubishi UFJ Financial Group Inc.	2,053,800	12,294,640
Mitsubishi UFJ Lease & Finance Co. Ltd.	684,600	3,901,158
Mitsui & Co. Ltd.	244,500	3,961,074
Mizuho Financial Group Inc.	3,765,300	7,377,916
MS&AD Insurance Group Holdings Inc.	97,800	2,262,995
Murata Manufacturing Co. Ltd.	48,900	4,718,100
NEC Corp.	592,000	2,319,988
Nidec Corp.	49,200	3,242,363
Nippon Steel & Sumitomo Metal Corp.	1,957,346	5,978,532
Nippon Telegraph and Telephone Corp.	97,800	6,524,121
Nissan Motor Co. Ltd.	560,200	5,567,408
Nitto Denko Corp.	48,900	2,227,331
Nomura Holdings Inc.	657,600	4,222,427
NTT DOCOMO Inc.	268,320	4,759,233
NTT Urban Development Corp.	97,800	1,082,281
Olympus Corp.[a]	48,900	1,783,196
ORIX Corp.	365,400	6,017,454
Panasonic Corp.	391,200	4,783,722
Rakuten Inc.	146,700	1,952,957
Resona Holdings Inc.	489,000	2,751,353
SBI Holdings Inc.	122,530	1,458,421
Secom Co. Ltd.	97,800	6,027,679
Seven & I Holdings Co. Ltd.	195,600	8,236,941
Seven Bank Ltd.	586,800	2,379,497
Shin-Etsu Chemical Co. Ltd.	97,800	6,257,831
SoftBank Corp.	146,700	10,801,890
Sony Corp.	195,600	3,370,479
Sumitomo Chemical Co. Ltd.	978,000	3,775,621
Sumitomo Corp.	365,400	4,869,750
Sumitomo Electric Industries Ltd.	365,400	5,427,612
Sumitomo Mitsui Financial Group Inc.	195,600	8,102,844
Sumitomo Mitsui Trust Holdings Inc.	978,080	4,299,995

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
Suzuki Motor Corp.	97,800	$3,294,396
T&D Holdings Inc.	170,600	2,172,419
Takeda Pharmaceutical Co. Ltd.	146,700	6,743,335
TDK Corp.	48,900	2,370,462
Terumo Corp.	195,600	4,492,704
Tohoku Electric Power Co. Inc.	97,800	1,080,379
Tokio Marine Holdings Inc.	195,600	6,223,593
Tokyo Electron Ltd.	48,900	3,204,998
Toray Industries Inc.	978,000	6,681,043
Toshiba Corp.	978,000	4,393,796
Toyota Motor Corp.	489,000	29,182,603
USS Co. Ltd.	195,600	3,454,170

		435,345,666
MALAYSIA — 0.43%
AirAsia Bhd	929,100	709,325
Alliance Financial Group Bhd	929,100	1,421,558
Axiata Group Bhd	196,400	427,705
Berjaya Sports Toto Bhd	100,144	120,637
Bumi Armada Bhd[a]	441,900	464,576
CIMB Group Holdings Bhd	742,400	1,626,033
DiGi.Com Bhd	782,400	1,392,946
Gamuda Bhd	256,200	383,178
Genting Bhd	98,200	303,265
Genting Plantations Bhd	195,600	674,441
Hong Leong Bank Bhd	122,100	539,441
Hong Leong Financial Group Bhd	244,500	1,335,723
IHH Healthcare Bhd	1,369,200	2,013,529
IJM Corp. Bhd	116,710	244,302
IOI Corp. Bhd	97,800	153,004
IOI Properties Group Bhd[a]	293,499	231,420
Kuala Lumpur Kepong Bhd	49,100	364,102
Lafarge Malaysia Bhd	293,400	895,072
Malayan Banking Bhd	224,900	695,248
Malaysia Airports Holdings Bhd	195,600	459,011
Maxis Bhd	586,800	1,241,166
Petronas Chemicals Group Bhd	98,200	204,020
Petronas Gas Bhd	146,700	1,077,758
PPB Group Bhd	195,600	918,022
Public Bank Bhd	376,670	2,331,205
RHB Capital Bhd	146,700	415,864
Sapurakencana Petroleum Bhd	929,100	1,252,948
Telekom Malaysia Bhd	635,700	1,241,166
Tenaga Nasional Bhd	195,600	760,123
UEM Sunrise Bhd	733,500	484,257
YTL Corp. Bhd	511,133	251,088

Security	Shares	Value
YTL Power International Bhd[a]	974,890	$451,451

		25,083,584
MEXICO — 0.58%
Alfa SAB de CV Series A	846,100	2,310,103
America Movil SAB de CV Series L	4,987,800	5,876,203
Cemex SAB de CV CPO[a]	3,011,540	3,773,244
Compartamos SAB de CVb	440,100	886,319
Fomento Economico Mexicano SAB de CV BD Units	586,800	5,514,137
Grupo Financiero Banorte SAB de CV Series O	440,100	2,922,027
Grupo Mexico SAB de CV Series B	635,728	2,256,491
Grupo Televisa SAB de CV CPO	880,200	6,269,754
Mexichem SAB de CV	195,647	782,115
Minera Frisco SAB de CV Series A1[a]	244,500	489,259
Wal-Mart de Mexico SAB de CV Series V	1,173,600	2,908,946

		33,988,598
NETHERLANDS — 0.90%
AEGON NV	208,436	1,697,867
Akzo Nobel NV	63,800	4,600,288
ASML Holding NV	53,349	5,050,918
Gemalto NVb	13,198	1,288,395
Heineken NV	46,944	3,301,351
ING Groep NV CVA[a]	557,008	7,262,723
Koninklijke Ahold NV	189,703	3,313,655
Koninklijke DSM NV	24,615	1,702,074
Koninklijke KPN NVa	489,978	1,562,928
Koninklijke Philips NV	192,295	5,938,271
Reed Elsevier NV	253,302	5,702,298
TNT Express NV	104,882	846,203
Unilever NV CVA	206,935	8,532,029
Wolters Kluwer NV	49,389	1,367,577

		52,166,577
NEW ZEALAND — 0.02%
Auckland International Airport Ltd.	279,019	904,642
Contact Energy Ltd.	38,142	179,347

		1,083,989
NORWAY — 0.35%
Aker Solutions ASA	28,851	426,944
DNB ASA	318,480	5,663,620

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
Orkla ASA	460,874	$4,189,398
Seadrill Ltd.[b]	15,159	547,097
Statoil ASA	104,707	2,994,217
Subsea 7 SA	48,455	807,833
Telenor ASA	210,384	4,840,330
Yara International ASA	15,139	692,523

		20,161,962
PERU — 0.06%
Credicorp Ltd.	16,316	2,413,463
Southern Copper Corp.	36,223	1,190,288

		3,603,751
PHILIPPINES — 0.16%
Aboitiz Equity Ventures Inc.	370,450	469,878
Aboitiz Power Corp.	1,242,000	1,048,330
Alliance Global Group Inc.	657,600	398,522
Ayala Land Inc.	853,200	611,251
Bank of the Philippine Islands	686,849	1,500,705
BDO Unibank Inc.	738,392	1,539,449
International Container Terminal Services Inc.	127,980	333,490
Jollibee Foods Corp.	387,180	1,574,366
Metropolitan Bank & Trust Co.	132,033	261,151
Philippine Long Distance Telephone Co.	12,225	857,549
SM Prime Holdings Inc.	2,409,225	848,881

		9,443,572
POLAND — 0.16%
Bank Handlowy w Warszawie SA	17,290	603,500
Bank Millennium SA	560,540	1,346,244
Bank Pekao SA	18,093	961,777
Cyfrowy Polsat SA	98,778	740,171
KGHM Polska Miedz SA	28,004	1,150,991
mBank SA	7,824	1,172,548
Powszechna Kasa Oszczednosci Bank Polski SA	168,612	1,922,181
Synthos SA	789,433	1,137,584

		9,034,996
PORTUGAL — 0.09%
Banco Espirito Santo SA Registered[a,b]	1,364,117	366,863
Energias de Portugal SA	841,274	3,943,064
Jeronimo Martins SGPS SA	63,570	831,004

		5,140,931

Security	Shares	Value
QATAR — 0.05%
Masraf Al Rayan QSC	104,401	$1,525,442
Ooredoo QSC	22,751	799,815
Qatar National Bank	11,929	593,010

		2,918,267
RUSSIA — 0.51%
Gazprom OAO SP ADR	778,113	5,719,131
LUKOIL OAO SP ADR	73,512	4,101,970
Magnit OJSC SP GDR[b,c]	87,531	5,164,329
MMC Norilsk Nickel OJSC SP ADR	51,457	999,809
Mobile TeleSystems OJSC SP ADR	179,952	3,226,539
NovaTek OAO SP GDR[c]	24,939	2,589,915
RusHydro OJSC SP ADR	275,527	469,498
Sberbank of Russia SP ADR	397,281	3,321,269
Surgutneftegas OJSC SP ADR	218,818	1,505,468
Tatneft OAO SP ADR	38,701	1,383,174
Uralkali OJSC SP GDR[c]	57,657	1,107,014

		29,588,116
SINGAPORE — 0.46%
Ascendas REIT	1,467,000	2,739,199
CapitaLand Ltd.	1,956,000	5,407,862
CapitaMall Trust Management Ltd.	1,467,000	2,315,975
Genting Singapore PLC	1,467,000	1,569,455
Global Logistic Properties Ltd.[b]	489,000	1,093,329
Hutchison Port Holdings Trust[b]	1,467,000	1,092,915
Keppel Corp. Ltd.[b]	489,400	4,298,453
Noble Group Ltd.	732,000	832,985
Singapore Press Holdings Ltd.[b]	236,000	784,870
Singapore Telecommunications Ltd.[b]	1,956,000	6,379,709

		26,514,752
SOUTH AFRICA — 0.82%
African Rainbow Minerals Ltd.	17,115	318,552
AngloGold Ashanti Ltd.[a]	107,091	1,829,236
Barclays Africa Group Ltd.	6,576	102,784
Barloworld Ltd.	56,247	535,361
FirstRand Ltd.	1,280,202	5,166,681
Growthpoint Properties Ltd.	597,069	1,382,844
MMI Holdings Ltd.	247,445	600,112
Mr. Price Group Ltd.	61,614	1,167,139
MTN Group Ltd.	263,091	5,459,939

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
Naspers Ltd. Class N	91,443	$11,354,581
PPC Ltd.	71,883	215,719
Redefine Properties Ltd.	581,910	522,370
Sanlam Ltd.	1,128,612	6,434,768
Sappi Ltd.[a]	109,575	416,051
Sasol Ltd.	97,887	5,659,844
Standard Bank Group Ltd.	410,299	5,541,611
Woolworths Holdings Ltd.	130,563	1,010,122

		47,717,714
SOUTH KOREA — 1.73%
AmorePacific Corp.	454	781,807
AmorePacific Group	1,956	1,686,059
BS Financial Group Inc.	23,509	378,532
Celltrion Inc.[a,b]	17,619	683,093
CJ CheilJedang Corp.	1,956	633,699
Coway Co. Ltd.	18,058	1,561,858
Daelim Industrial Co. Ltd.	3,748	339,120
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	29,829	721,166
DGB Financial Group Inc.	22,490	367,594
Doosan Heavy Industries & Construction Co. Ltd.	25,917	764,008
GS Engineering & Construction Corp.[a]	25,862	988,837
Hana Financial Group Inc.	37,946	1,546,857
Hankook Tire Co. Ltd.	11,247	622,615
Hanwha Corp.	31,785	909,159
Hyundai Department Store Co. Ltd.	2,410	345,843
Hyundai Development Co. Engineering & Construction	29,340	1,104,692
Hyundai Engineering & Construction Co. Ltd.	13,168	812,231
Hyundai Glovis Co. Ltd.	2,410	619,001
Hyundai Heavy Industries Co. Ltd.	6,846	1,002,406
Hyundai Marine & Fire Insurance Co. Ltd.	7,000	207,715
Hyundai Merchant Marine Co. Ltd.[a,b]	90,958	920,332
Hyundai Mobis Co. Ltd.	8,802	2,646,123
Hyundai Motor Co.	23,926	5,714,679
Hyundai Steel Co.	5,400	416,092
Hyundai Wia Corp.	3,432	629,403
KB Financial Group Inc.	61,620	2,410,005

Security	Shares	Value
KCC Corp.	2,934	$1,738,392
Kia Motors Corp.	33,741	1,999,151
Korea Aerospace Industries Ltd.	34,230	1,177,244
Korea Electric Power Corp.	38,631	1,595,453
Korea Zinc Co. Ltd.	1,956	789,746
KT Corp.	44,010	1,425,824
KT&G Corp.	16,137	1,563,696
LG Chem Ltd.	6,846	1,938,207
LG Corp.	12,190	823,064
LG Display Co. Ltd.[a]	78,240	2,591,888
LG Electronics Inc.	17,604	1,315,355
LG Household & Health Care Ltd.	1,956	917,247
Lotte Chemical Corp.	3,912	671,760
Lotte Confectionery Co. Ltd.	454	925,359
Lotte Shopping Co. Ltd.	1,472	456,129
NAVER Corp.	3,912	2,850,696
NCsoft Corp.	2,445	371,085
OCI Co. Ltd.[a,b]	4,366	694,499
ORION Corp.	1,432	1,313,787
POSCO	16,180	5,312,789
S1 Corp.	2,934	219,511
Samsung C&T Corp.	18,582	1,332,386
Samsung Electronics Co. Ltd.	17,115	22,362,645
Samsung Engineering Co. Ltd.[a]	9,281	628,455
Samsung Fire & Marine Insurance Co. Ltd.	5,379	1,481,011
Samsung Heavy Industries Co. Ltd.[b]	24,962	681,212
Samsung SDI Co. Ltd.	7,941	1,239,997
Samsung Securities Co. Ltd.	8,313	396,300
Samsung Techwin Co. Ltd.	5,344	252,421
Shinhan Financial Group Co. Ltd.	61,600	3,068,463
SK Holdings Co. Ltd.	4,366	743,348
SK Hynix Inc.[a]	83,130	3,675,885
SK Innovation Co. Ltd.	14,670	1,477,205
SK Telecom Co. Ltd.	11,736	3,014,354
Woori Finance Holdings Co. Ltd.[a]	45,139	617,019

		100,474,509
SPAIN — 1.28%
Actividades de Construcciones y Servicios SA	81,854	3,585,159
Amadeus IT Holding SA Class A	69,438	2,740,788
Banco Bilbao Vizcaya Argentaria SA	852,191	10,511,797

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
Banco de Sabadell SA	847,188	$2,759,031
Banco Popular Espanol SA	435,535	2,670,142
Banco Santander SA	1,630,037	16,459,931
Bankia SAa	833,745	1,640,976
Distribuidora Internacional de Alimentacion SA	147,189	1,222,597
Ferrovial SA	86,135	1,807,099
Grifols SA	23,472	1,062,135
Iberdrola SA	768,725	5,724,933
Inditex SA	244,500	7,149,668
International Consolidated Airlines Group SAa	301,224	1,690,341
Red Electrica Corporacion SA	12,804	1,099,859
Repsol SA	235,135	5,858,051
Telefonica SA	540,834	8,835,596

		74,818,103
SWEDEN — 1.11%
Atlas Copco AB Class A	292,422	8,748,164
Boliden AB	35,796	582,091
Hennes & Mauritz AB Class B	180,193	7,381,548
Hexagon AB Class B	29,779	924,941
Investor AB Class B	72,109	2,599,952
Lundin Petroleum ABa,b	43,585	781,961
Millicom International Cellular SA SDR[b]	6,650	566,207
Nordea Bank AB	539,368	7,247,859
Sandvik AB	301,224	3,799,131
Skandinaviska Enskilda Banken AB Class A	239,019	3,208,402
SKF AB Class B	62,482	1,476,562
Svenska Handelsbanken AB Class A	172,640	8,342,077
Swedbank AB Class A	142,299	3,653,315
Telefonaktiebolaget LM Ericsson Class B	568,337	7,032,254
TeliaSonera AB	497,802	3,733,903
Volvo AB Class B	358,726	4,394,503

		64,472,870
SWITZERLAND — 3.23%
ABB Ltd. Registered[a]	356,112	8,216,463
Actelion Ltd. Registered[a]	12,714	1,536,642
Adecco SA Registered[a]	23,961	1,797,141
Aryzta AGa	14,670	1,330,996
Barry Callebaut AG Registered[a]	1,467	1,808,542

Security	Shares	Value
Compagnie Financiere Richemont SA Class A Bearer	92,090	$8,775,540
Credit Suisse Group AG Registered	214,182	5,827,409
Geberit AG Registered	5,868	1,972,133
Givaudan SA Registered[a]	2,445	4,009,122
Holcim Ltd. Registered[a]	79,448	6,369,470
Julius Baer Group Ltd.[a]	63,746	2,716,549
Kuehne & Nagel International AG Registered	3,912	522,288
Lonza Group AG Registered[a]	10,758	1,194,939
Nestle SA Registered	537,411	39,923,142
Novartis AG Registered	334,476	29,261,592
Roche Holding AG Genusschein	110,187	32,075,771
Schindler Holding AG Participation Certificates	3,423	512,340
Schindler Holding AG Registered	3,912	579,078
SGS SA Registered	978	2,137,123
Sonova Holding AG Registered	4,401	684,858
Sulzer AG Registered	4,401	583,218
Swatch Group AG (The) Bearer	5,868	3,142,119
Swiss Prime Site AG Registered	27,384	2,174,337
Swiss Re AGa	67,077	5,713,311
Swisscom AG Registered	3,423	1,901,039
Syngenta AG Registered	16,380	5,847,298
Transocean Ltd.	53,325	2,152,822
UBS AG Registered[a]	540,232	9,309,838
Zurich Insurance Group AGa	21,542	6,270,942

		188,346,062
TAIWAN — 1.29%
Advanced Semiconductor Engineering Inc.	2,934,524	3,512,876
Chang Hwa Commercial Bank Ltd.	2,092,869	1,374,798
China Airlines Ltd.[a]	1,956,000	665,273
China Development Financial Holding Corp.	3,912,000	1,301,848
China Steel Corp.	1,478,731	1,279,550
Chunghwa Telecom Co. Ltd.	1,467,140	4,476,344
CTBC Financial Holding Co. Ltd.	1,200,894	844,924
E.Sun Financial Holding Co. Ltd.	2,259,368	1,510,540
EVA Airways Corp.[a]	1,467,000	726,419
Far EasTone Telecommunications Co. Ltd.	489,000	1,015,845
First Financial Holding Co. Ltd.	1,599,571	1,090,756

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
Formosa Plastics Corp.	507,160	$1,307,240
Formosa Taffeta Co. Ltd.	489,000	542,165
Hon Hai Precision Industry Co. Ltd.	1,956,180	6,751,184
Hua Nan Financial Holdings Co. Ltd.	2,096,040	1,352,419
MediaTek Inc.	489,000	7,647,377
Mega Financial Holding Co. Ltd.	1,053,287	928,973
Nan Ya Plastics Corp.	494,830	1,156,658
Phison Electronics Corp.	489,000	3,628,020
Siliconware Precision Industries Co. Ltd.	2,476,805	3,460,482
SinoPac Financial Holdings Co. Ltd.	2,597,177	1,225,431
Taishin Financial Holdings Co. Ltd.	2,562,062	1,375,455
Taiwan Business Bank Ltd.[a]	5,546,640	1,775,546
Taiwan Cooperative Financial Holding Co. Ltd.	2,276,214	1,358,616
Taiwan Mobile Co. Ltd.	489,000	1,500,125
Taiwan Semiconductor Manufacturing Co. Ltd.	4,401,000	17,756,915
U-Ming Marine Transport Corp.	296,000	469,818
Uni-President Enterprises Co.	1,068,833	2,045,750
United Microelectronics Corp.	5,379,000	2,520,047
Yang Ming Marine Transport Corp.[a]	978,000	407,643

		75,009,037
THAILAND — 0.23%
Bangkok Bank PCL NVDR[b]	707,180	4,294,615
Bangkok Dusit Medical Services PCL NVDR	2,271,000	1,202,336
BEC World PCL NVDR	657,200	1,023,357
Central Pattana PCL NVDR	1,199,100	1,783,152
Charoen Pokphand Foods PCL NVDR	1,436,800	1,196,961
Glow Energy PCL NVDR	560,200	1,482,934
Indorama Ventures PCL NVDR	1,289,133	1,053,869
Kasikornbank PCL NVDR	244,523	1,591,570

		13,628,794
TURKEY — 0.19%
Akbank TAS	253,302	1,007,233
Anadolu Efes Biracilik ve Malt Sanayii ASa	66,722	808,695
Arcelik AS	96,913	614,417

Security	Shares	Value
BIM Birlesik Magazalar AS	40,424	$957,294
Coca-Cola Icecek AS	40,663	1,018,873
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	754,215	977,422
TAV Havalimanlari Holding AS	101,091	831,763
Turk Hava Yollari AOa	376,617	1,132,406
Turkiye Garanti Bankasi AS	391,200	1,613,929
Turkiye Halk Bankasi AS	101,712	768,121
Turkiye Is Bankasi AS Class C	151,590	423,998
Turkiye Sise ve Cam Fabrikalari AS	268,424	390,408
Turkiye Vakiflar Bankasi TAO Class D	288,928	680,179

		11,224,738
UNITED ARAB EMIRATES — 0.06%
Aldar Properties PJSC	946,132	971,105
DP World Ltd.	53,071	1,056,113
Emaar Properties PJSC	497,964	1,324,542

		3,351,760
UNITED KINGDOM — 7.91%
3i Group PLC	481,891	3,071,250
Aggreko PLC	35,333	1,026,026
AMEC PLC	32,274	620,075
Anglo American PLC	168,910	4,559,879
Antofagasta PLC	17,290	236,591
ARM Holdings PLC	211,737	3,027,817
AstraZeneca PLC	211,737	15,530,521
Aviva PLC	452,913	3,850,027
BAE Systems PLC	651,851	4,708,023
Barclays PLC	2,343,112	8,928,409
BG Group PLC	498,449	9,862,745
BHP Billiton PLC	333,611	11,428,043
BP PLC	2,870,197	23,453,439
British American Tobacco PLC	282,642	16,620,330
British Land Co. PLC	413,221	4,904,415
British Sky Broadcasting Group PLC	199,072	2,954,259
BT Group PLC	1,261,146	8,271,911
Burberry Group PLC	53,790	1,284,105
Capita PLC	56,235	1,141,197
Carnival PLC	70,905	2,570,149
Centrica PLC	1,160,040	6,051,749
Compass Group PLC	509,480	8,321,998
Diageo PLC	331,650	10,000,252
Experian PLC	380,931	6,540,587

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
Fresnillo PLC	90,954	$1,429,621
GlaxoSmithKline PLC	755,585	18,324,766
Glencore PLC[a]	1,352,583	8,221,976
HSBC Holdings PLC	2,945,736	31,649,982
Imperial Tobacco Group PLC	147,319	6,394,555
Inmarsat PLC	66,993	824,530
Intertek Group PLC	9,291	402,189
J Sainsbury PLC	529,614	2,797,786
Johnson Matthey PLC	93,399	4,665,913
Kingfisher PLC	174,573	885,963
Land Securities Group PLC	270,559	4,764,263
Legal & General Group PLC	1,733,288	6,859,269
Lloyds Banking Group PLC[a]	7,071,386	8,864,423
Marks & Spencer Group PLC	531,562	3,860,769
National Grid PLC	600,499	8,673,248
Next PLC	16,137	1,844,425
Nobel Corp. PLC	79,707	2,500,409
Old Mutual PLC	1,561,610	5,162,199
Pearson PLC	233,978	4,507,234
Petrofac Ltd.	18,093	335,094
Prudential PLC	421,745	9,737,035
Randgold Resources Ltd.	27,873	2,409,368
Reckitt Benckiser Group PLC	89,121	7,891,781
Reed Elsevier PLC	402,507	6,486,327
Rio Tinto PLC	210,270	12,041,556
Rolls-Royce Holdings PLC[a]	439,038	7,708,767
Royal Bank of Scotland Group PLC[a,b]	299,068	1,793,968
Royal Dutch Shell PLC Class A	599,514	24,706,804
Royal Dutch Shell PLC Class B	383,027	16,525,505
SABMiller PLC	194,622	10,639,427
Severn Trent PLC	20,538	670,948
Shire PLC	127,140	10,498,550
Smith & Nephew PLC	262,738	4,551,135
SSE PLC	203,494	5,005,652
Standard Chartered PLC	340,572	7,083,846
Standard Life PLC	916,540	5,799,632
Tate & Lyle PLC	30,807	324,551
Tesco PLC	1,184,387	5,158,968
Tullow Oil PLC	110,807	1,362,844
Unilever PLC	217,202	9,424,242
United Utilities Group PLC	15,159	227,777
Vodafone Group PLC	4,226,288	14,134,909
Weir Group PLC (The)	23,472	1,017,245
Wm Morrison Supermarkets PLC	672,864	1,915,289

Security	Shares	Value
Wolseley PLC	84,349	$4,408,901
WPP PLC	360,628	7,208,761

		460,666,199
UNITED STATES — 48.40%
3M Co.	109,575	15,438,022
Abbott Laboratories	224,020	9,435,722
AbbVie Inc.	233,253	12,208,462
Accenture PLC Class A	121,272	9,614,444
ACE Ltd.	80,196	8,027,620
Actavis PLC[a]	35,717	7,652,724
Activision Blizzard Inc.	47,922	1,072,494
Adobe Systems Inc.[a]	123,228	8,516,287
ADT Corp. (The)[b]	60,916	2,119,877
Advance Auto Parts Inc.	7,824	947,565
AES Corp. (The)	259,816	3,795,912
Aetna Inc.	78,732	6,104,092
Aflac Inc.	78,410	4,684,213
AGCO Corp.	6,576	320,317
Agilent Technologies Inc.	29,340	1,645,681
Air Products and Chemicals Inc.	52,351	6,907,714
Akamai Technologies Inc.[a]	36,770	2,170,165
Alcoa Inc.	160,955	2,638,052
Alexion Pharmaceuticals Inc.[a]	26,406	4,198,290
Alleghany Corp.[a]	1,271	526,003
Allergan Inc.	55,257	9,164,926
Alliant Energy Corp.	15,648	884,112
Allstate Corp. (The)	106,653	6,233,868
Altera Corp.	22,005	720,004
Altria Group Inc.	312,960	12,706,176
Amazon.com Inc.[a]	60,636	18,978,462
Ameren Corp.	23,472	902,498
American Electric Power Co. Inc.	115,419	6,000,634
American Express Co.	146,345	12,878,360
American International Group Inc.	222,236	11,551,827
American Tower Corp.	105,624	9,969,849
American Water Works Co. Inc.	18,582	887,662
Ameriprise Financial Inc.	34,230	4,093,908
AmerisourceBergen Corp.	7,550	580,671
AMETEK Inc.	16,137	785,711
Amgen Inc.	124,206	15,822,602
Amphenol Corp. Class A	15,159	1,457,841
Anadarko Petroleum Corp.	84,251	9,002,219
Annaly Capital Management Inc.	200,979	2,230,867
Apache Corp.	57,221	5,874,308

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
Apple Inc.	982,298	$93,878,220
Applied Materials Inc.	275,400	5,772,384
Archer-Daniels-Midland Co.	111,523	5,174,667
AT&T Inc.	807,339	28,733,195
Autodesk Inc.[a]	25,917	1,382,672
Automatic Data Processing Inc.	120,294	9,781,105
AutoZone Inc.[a]	2,755	1,424,418
Avago Technologies Ltd.	33,741	2,340,951
AvalonBay Communities Inc.	13,203	1,955,100
Baker Hughes Inc.	71,592	4,923,382
Bank of America Corp.	1,609,299	24,541,810
Bank of New York Mellon Corp. (The)	168,744	6,587,766
Baxter International Inc.	90,095	6,729,196
BB&T Corp.	149,267	5,525,864
Becton, Dickinson and Co.	40,663	4,726,667
Bed Bath & Beyond Inc.[a]	54,279	3,435,318
Berkshire Hathaway Inc. Class Ba	154,275	19,350,713
Best Buy Co. Inc.	62,592	1,860,860
Biogen Idec Inc.[a]	40,587	13,571,887
BlackRock Inc.[e]	14,368	4,378,361
Boeing Co. (The)	117,367	14,140,376
BorgWarner Inc.	7,350	457,538
Boston Properties Inc.	31,030	3,706,533
Boston Scientific Corp.[a]	320,936	4,101,562
Bristol-Myers Squibb Co.	273,026	13,820,576
Broadcom Corp. Class A	49,389	1,889,623
Brown-Forman Corp. Class B NVS	6,357	550,834
Bunge Ltd.	7,550	595,242
C.H. Robinson Worldwide Inc.	52,323	3,529,710
C.R. Bard Inc.	30,807	4,597,329
CA Inc.	141,810	4,095,473
Cablevision NY Group Class A	23,961	460,530
Cabot Oil & Gas Corp.	75,306	2,481,333
Calpine Corp.[a]	38,718	853,345
Cameron International Corp.[a]	30,318	2,149,849
Capital One Financial Corp.	84,251	6,701,325
Cardinal Health Inc.	76,932	5,512,178
CareFusion Corp.[a]	39,764	1,741,266
CarMax Inc.[a]	26,895	1,312,745
Carnival Corp.	96,333	3,489,181
Caterpillar Inc.	86,199	8,684,549
CBRE Group Inc. Class Aa	46,455	1,432,672

Security	Shares	Value
CBS Corp. Class B NVS	156,481	$8,892,815
Celanese Corp. Series A	15,159	882,405
Celgene Corp.[a]	143,766	12,529,207
CenturyLink Inc.	95,576	3,750,402
Cerner Corp.[a]	28,851	1,592,575
CF Industries Holdings Inc.	6,846	1,713,828
Charles Schwab Corp. (The)	245,209	6,804,550
Cheniere Energy Inc.[a]	44,010	3,114,148
Chesapeake Energy Corp.	117,151	3,089,272
Chevron Corp.	295,356	38,171,809
Chipotle Mexican Grill Inc.[a]	4,890	3,288,525
Chubb Corp. (The)	38,142	3,307,293
Church & Dwight Co. Inc.	30,926	1,984,831
Cigna Corp.	60,147	5,415,636
Cisco Systems Inc.	809,918	20,434,231
CIT Group Inc.	20,275	995,705
Citigroup Inc.	454,861	22,247,252
Citrix Systems Inc.[a]	27,873	1,887,838
Clorox Co. (The)[b]	22,160	1,925,039
CME Group Inc.	48,045	3,552,447
CMS Energy Corp.	6,649	192,356
Coach Inc.	59,658	2,061,780
Cobalt International Energy Inc.[a]	46,385	743,088
Coca-Cola Co. (The)	583,377	22,920,882
Coca-Cola Enterprises Inc.	19,238	874,367
Cognizant Technology Solutions Corp. Class Aa	137,260	6,732,603
Colgate-Palmolive Co.	157,720	9,999,448
Comcast Corp. Class A	349,125	18,758,486
Comcast Corp. Class A Special NVS[b]	70,416	3,765,144
Comerica Inc.	19,600	985,096
ConAgra Foods Inc.	168,216	5,068,348
Concho Resources Inc.[a]	15,342	2,160,154
ConocoPhillips	186,798	15,410,835
CONSOL Energy Inc.	50,488	1,959,944
Consolidated Edison Inc.	37,744	2,117,061
Constellation Brands Inc. Class Aa	24,939	2,076,421
Core Laboratories NV	7,335	1,074,064
Corning Inc.	268,582	5,277,636
Costco Wholesale Corp.	75,488	8,872,860
Covidien PLC	91,932	7,953,037
Cree Inc.[a,b]	22,005	1,039,296
Crown Castle International Corp.	37,653	2,793,100

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
CSX Corp.	245,967	$7,359,333
Cummins Inc.	28,004	3,903,478
CVS Caremark Corp.	168,216	12,844,974
D.R. Horton Inc.	47,922	991,985
Danaher Corp.	127,839	9,444,745
Deere & Co.	59,904	5,098,429
Delta Air Lines Inc.	89,121	3,338,473
Denbury Resources Inc.	17,897	303,354
Devon Energy Corp.	70,618	5,331,659
DIRECTV[a]	104,646	9,004,788
Discover Financial Services	47,433	2,896,259
Dollar General Corp.[a]	28,509	1,574,552
Dollar Tree Inc.[a]	28,925	1,575,545
Dominion Resources Inc.	116,393	7,872,823
Dover Corp.	68,153	5,844,801
Dow Chemical Co. (The)	156,085	7,971,261
Dr Pepper Snapple Group Inc.	63,800	3,748,888
DTE Energy Co.	11,247	830,254
Duke Energy Corp.	126,162	9,100,065
Duke Realty Corp.	44,988	809,334
E.I. du Pont de Nemours and Co.	134,657	8,659,792
Eaton Corp. PLC	109,536	7,439,685
eBay Inc.[a]	183,115	9,668,472
Ecolab Inc.	48,900	5,307,117
Edison International	93,017	5,097,332
Edwards Lifesciences Corp.[a]	11,247	1,015,042
Electronic Arts Inc.[a]	97,311	3,269,650
Eli Lilly and Co.	156,085	9,530,550
EMC Corp.	343,767	10,072,373
Emerson Electric Co.	92,043	5,858,537
Energizer Holdings Inc.	7,824	897,882
Ensco PLC Class A	21,516	1,089,785
Entergy Corp.	44,559	3,245,232
EOG Resources Inc.	98,858	10,819,020
EQT Corp.	23,472	2,202,143
Equinix Inc.[a,b]	8,802	1,888,205
Equity Residential	96,333	6,227,928
Estee Lauder Companies Inc. (The) Class A	23,961	1,760,175
Exelon Corp.	139,387	4,332,148
Expedia Inc.	13,682	1,086,624
Expeditors International of Washington Inc.	83,619	3,610,668
Express Scripts Holding Co.[a]	133,008	9,264,007
Exxon Mobil Corp.	676,287	66,911,836

Security	Shares	Value
F5 Networks Inc.[a]	17,290	$1,946,681
Facebook Inc. Class Aa	286,050	20,781,532
Family Dollar Stores Inc.	13,394	1,001,202
Fastenal Co.	27,873	1,236,168
Federal Realty Investment Trust	9,291	1,134,431
FedEx Corp.	55,273	8,118,498
Fifth Third Bancorp	180,193	3,690,353
First Republic Bank	14,670	685,382
FirstEnergy Corp.	67,696	2,112,792
Fluor Corp.	56,465	4,114,605
FMC Technologies Inc.[a]	31,785	1,932,528
FNF Group[a]	30,288	821,108
Ford Motor Co.	492,605	8,384,137
Fossil Group Inc.[a]	7,335	718,830
Franklin Resources Inc.	133,677	7,238,610
Freeport-McMoRan Inc.	154,165	5,738,021
Frontier Communications Corp.	146,345	958,560
Gap Inc. (The)	93,399	3,746,234
General Dynamics Corp.	53,405	6,236,102
General Electric Co.	1,576,451	39,647,743
General Growth Properties Inc.	57,811	1,351,043
General Mills Inc.	111,492	5,591,324
General Motors Co.	156,874	5,305,479
Gilead Sciences Inc.[a]	250,368	22,921,190
Goldman Sachs Group Inc. (The)	78,954	13,648,778
Google Inc. Class Aa	43,032	24,939,196
Google Inc. Class Ca	43,032	24,597,091
Halliburton Co.	158,033	10,902,697
Harley-Davidson Inc.	28,004	1,731,207
Harris Corp.	10,480	715,470
Hartford Financial Services Group Inc. (The)	66,083	2,257,395
HCP Inc.	60,636	2,518,213
Helmerich & Payne Inc.	11,736	1,247,067
Herbalife Ltd.[b]	14,655	767,922
Hershey Co. (The)	16,367	1,442,751
Hertz Global Holdings Inc.[a]	61,614	1,738,747
Hess Corp.	53,325	5,278,108
Hewlett-Packard Co.	310,222	11,047,005
HollyFrontier Corp.	27,030	1,270,680
Home Depot Inc. (The)	231,297	18,700,362
Honeywell International Inc.	101,783	9,346,733
Hormel Foods Corp.	19,560	885,286
Hospira Inc.[a]	18,582	1,030,744
Host Hotels & Resorts Inc.	74,817	1,626,522

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
Hudson City Bancorp Inc.	50,756	$494,871
Humana Inc.	29,829	3,509,382
Illinois Tool Works Inc.	99,835	8,223,409
Illumina Inc.[a]	20,538	3,284,232
Ingersoll-Rand PLC	89,093	5,237,777
Intel Corp.	792,669	26,863,552
International Business Machines Corp.	155,456	29,796,252
International Paper Co.	132,709	6,303,677
Intuit Inc.	86,064	7,054,666
Intuitive Surgical Inc.[a]	5,379	2,461,161
J.M. Smucker Co. (The)	16,316	1,625,726
J.P. Morgan Chase & Co.	590,223	34,038,160
Jacobs Engineering Group Inc.[a]	62,826	3,192,189
Johnson & Johnson	417,606	41,798,185
Johnson Controls Inc.	138,387	6,537,402
Joy Global Inc.	12,420	736,009
Juniper Networks Inc.[a]	111,523	2,625,251
Kansas City Southern Industries Inc.	15,409	1,680,506
Kellogg Co.	70,905	4,242,246
Keurig Green Mountain Inc.	21,516	2,566,428
KeyCorp	103,472	1,401,011
Kimberly-Clark Corp.	65,696	6,823,844
Kimco Realty Corp.	35,697	798,899
Kinder Morgan Inc.	78,312	2,817,666
KLA-Tencor Corp.	13,692	978,841
Kohl’s Corp.	50,367	2,696,649
Kraft Foods Group Inc.	76,894	4,120,365
Kroger Co. (The)	120,783	5,915,951
L Brands Inc.	25,082	1,454,004
L-3 Communications Holdings Inc.	44,100	4,628,736
Laboratory Corp. of America Holdings[a]	33,741	3,498,604
Las Vegas Sands Corp.	53,325	3,938,051
Legg Mason Inc.	69,644	3,304,608
Level 3 Communications Inc.[a]	19,071	838,743
Liberty Global PLC Series Aa	29,340	1,220,544
Liberty Global PLC Series C NVS[a]	57,702	2,307,503
Liberty Interactive Corp. Series Aa	63,800	1,789,590
Lincoln National Corp.	63,800	3,342,482
LinkedIn Corp. Class Aa	17,115	3,091,654

Security	Shares	Value
LKQ Corp.[a]	39,609	$1,035,973
Lockheed Martin Corp.	53,325	8,903,675
Lorillard Inc.	72,455	4,382,078
Lowe’s Companies Inc.	205,380	9,827,433
LyondellBasell Industries NV Class A	57,213	6,078,881
M&T Bank Corp.	6,650	807,975
Macerich Co. (The)	15,342	997,383
Macy’s Inc.	104,157	6,019,233
Marathon Oil Corp.	128,813	4,991,504
Marathon Petroleum Corp.	52,920	4,417,762
Marriott International Inc. Class A	36,737	2,377,251
Marsh & McLennan Companies Inc.	91,932	4,667,388
Marvell Technology Group Ltd.	51,834	691,466
Masco Corp.	61,614	1,281,571
MasterCard Inc. Class A	138,389	10,261,544
Mattel Inc.	27,384	970,078
McCormick & Co. Inc. NVS	18,383	1,209,234
McDonald’s Corp.	155,564	14,710,132
McGraw Hill Financial Inc.	67,484	5,413,566
McKesson Corp.	44,988	8,631,398
MDU Resources Group Inc.	29,340	924,503
Mead Johnson Nutrition Co. Class A	49,878	4,560,844
Medtronic Inc.	167,773	10,358,305
Merck & Co. Inc.	462,105	26,219,838
MetLife Inc.	106,653	5,609,948
MGM Resorts International[a]	80,355	2,156,728
Michael Kors Holdings Ltd.[a]	33,741	2,749,217
Micron Technology Inc.[a]	170,661	5,213,694
Microsoft Corp.	1,206,852	52,087,732
Mondelez International Inc. Class A	230,846	8,310,456
Monsanto Co.	79,384	8,977,537
Monster Beverage Corp.[a]	23,961	1,532,546
Moody’s Corp.	57,213	4,977,531
Morgan Stanley	192,666	6,230,818
Mosaic Co. (The)	34,882	1,608,409
Motorola Solutions Inc.	73,965	4,710,091
Murphy Oil Corp.	52,351	3,252,568
Mylan Inc.[a]	52,787	2,606,094
Nabors Industries Ltd.	30,807	836,718
National Oilwell Varco Inc.	81,329	6,590,902
Navient LLC	150,123	2,582,116

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
NetApp Inc.	54,698	$2,124,470
Netflix Inc.[a,b]	9,780	4,134,202
New York Community Bancorp Inc.	28,655	455,041
Newell Rubbermaid Inc.	28,851	937,080
News Corp. Class A NVS[a]	64,391	1,136,501
NextEra Energy Inc.	74,514	6,996,119
Nike Inc. Class B	143,277	11,050,955
NiSource Inc.	30,318	1,142,382
Noble Energy Inc.	98,858	6,573,068
Nordstrom Inc.	12,859	890,229
Norfolk Southern Corp.	72,861	7,407,049
Northeast Utilities	35,431	1,555,421
Northern Trust Corp.	67,063	4,485,844
Northrop Grumman Corp.	59,904	7,384,366
NRG Energy Inc.	121,316	3,755,943
Nuance Communications Inc.[a,b]	42,054	764,542
Nucor Corp.	78,410	3,937,750
NVIDIA Corp.	136,605	2,390,587
O’Reilly Automotive Inc.[a]	13,692	2,053,800
Occidental Petroleum Corp.	129,787	12,681,488
OGE Energy Corp.	43,032	1,547,000
Omnicom Group Inc.	40,587	2,840,684
ONEOK Inc.	25,600	1,649,408
Oracle Corp.	559,905	22,614,563
Owens-Illinois Inc.[a]	83,277	2,597,410
PACCAR Inc.	106,113	6,607,657
Parker Hannifin Corp.	52,323	6,014,529
Paychex Inc.	142,449	5,841,833
People’s United Financial Inc.	31,589	458,672
PepsiCo Inc.	223,962	19,731,052
Perrigo Co. PLC	25,428	3,825,643
PetSmart Inc.	19,071	1,299,498
Pfizer Inc.	1,003,429	28,798,412
PG&E Corp.	104,856	4,683,918
Philip Morris International Inc.	248,412	20,372,268
Phillips 66	104,705	8,492,623
Pinnacle West Capital Corp.	12,714	680,072
Pioneer Natural Resources Co.	22,983	5,089,815
Plum Creek Timber Co. Inc.	22,494	930,577
PNC Financial Services Group Inc. (The)[e]	95,964	7,922,788
PPL Corp.	100,809	3,325,689
Praxair Inc.	59,169	7,581,916
Precision Castparts Corp.	35,208	8,055,590

Security	Shares	Value
Priceline Group Inc. (The)[a]	7,065	$8,777,909
Principal Financial Group Inc.	86,199	4,282,366
Procter & Gamble Co. (The)	399,513	30,890,345
Progressive Corp. (The)	88,024	2,063,283
Prologis Inc.	56,235	2,294,950
Prudential Financial Inc.	66,722	5,802,812
Public Service Enterprise Group Inc.	103,731	3,648,219
Public Storage	22,983	3,944,113
PulteGroup Inc.	44,938	793,156
QEP Resources Inc.	65,748	2,172,971
QUALCOMM Inc.	273,351	20,145,969
Quest Diagnostics Inc.	46,495	2,840,844
Rackspace Hosting Inc.[a]	23,472	710,967
Ralph Lauren Corp.	5,379	838,371
Range Resources Corp.	24,450	1,848,175
Rayonier Inc.	18,582	632,903
Raytheon Co.	75,488	6,852,046
Realty Income Corp.[b]	35,208	1,515,704
Red Hat Inc.[a]	23,941	1,391,451
Regeneron Pharmaceuticals Inc.[a]	12,225	3,865,789
Regions Financial Corp.	156,770	1,589,648
Republic Services Inc.	14,368	544,978
Reynolds American Inc.	88,998	4,970,538
Rockwell Automation Inc.	11,247	1,255,840
Ross Stores Inc.	24,450	1,574,580
Royal Caribbean Cruises Ltd.	7,550	450,358
Safeway Inc.	72,861	2,510,790
Salesforce.com Inc.[a]	83,403	4,524,613
SanDisk Corp.	53,325	4,890,436
SBA Communications Corp. Class Aa	28,978	3,098,618
SCANA Corp.	15,159	771,290
Schlumberger Ltd.	231,786	25,123,285
Seagate Technology PLC	65,037	3,811,168
Sears Holdings Corp.[a,b]	17,604	671,593
Sempra Energy	36,383	3,627,749
Simon Property Group Inc.	59,661	10,034,384
Sirius XM Holdings Inc.[a]	331,542	1,120,612
SL Green Realty Corp.	11,461	1,235,496
Southern Co. (The)	138,553	5,997,959
Southwest Airlines Co.	31,785	898,880
Southwestern Energy Co.[a]	85,575	3,472,633
Spectra Energy Corp.	178,974	7,323,616
Sprint Corp.[a,b]	150,394	1,105,396

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
St. Jude Medical Inc.	61,125	$3,984,739
Starbucks Corp.	150,612	11,699,540
Starwood Hotels & Resorts Worldwide Inc.	60,878	4,677,866
State Street Corp.	70,618	4,974,332
Stryker Corp.	62,826	5,011,630
SunTrust Banks Inc.	107,627	4,095,207
Symantec Corp.	177,996	4,211,385
Sysco Corp.	94,965	3,389,301
T. Rowe Price Group Inc.	82,303	6,391,651
Target Corp.	113,937	6,789,506
TE Connectivity Ltd.	100,734	6,234,427
Teradata Corp.[a]	82,641	3,484,145
Tesla Motors Inc.[a,b]	17,604	3,930,973
Texas Instruments Inc.	231,812	10,721,305
Textron Inc.	76,000	2,764,120
Thermo Fisher Scientific Inc.	85,225	10,354,837
Tiffany & Co.	13,203	1,288,745
Time Warner Cable Inc.	46,528	6,751,213
Time Warner Inc.	170,661	14,168,276
TJX Companies Inc. (The)	170,172	9,068,466
Toll Brothers Inc.[a]	25,428	831,241
Tractor Supply Co.	20,538	1,276,847
Travelers Companies Inc. (The)	58,680	5,255,381
Trimble Navigation Ltd.[a,b]	26,406	815,945
TripAdvisor Inc.[a]	20,049	1,901,447
TRW Automotive Holdings Corp.[a]	11,446	1,170,811
Twenty-First Century Fox Inc. Class A	257,868	8,169,258
Tyco International Ltd.	121,995	5,264,084
Tyson Foods Inc. Class A	37,164	1,382,872
U.S. Bancorp	271,504	11,411,313
UDR Inc.	39,175	1,139,209
Ulta Salon, Cosmetics & Fragrance Inc.[a]	10,758	993,286
Union Pacific Corp.	142,299	13,989,415
United Continental Holdings Inc.[a]	14,181	657,857
United Parcel Service Inc. Class B	88,520	8,594,407
United Technologies Corp.	105,679	11,112,147
UnitedHealth Group Inc.	163,326	13,237,572
Valero Energy Corp.	118,341	6,011,723
Varian Medical Systems Inc.[a]	36,186	2,972,680
Ventas Inc.	43,046	2,733,421
VeriSign Inc.[a,b]	60,636	3,277,376

Security	Shares	Value
Verisk Analytics Inc. Class Aa,b	22,494	$1,350,540
Verizon Communications Inc.	626,499	31,588,080
Vertex Pharmaceuticals Inc.[a]	31,296	2,782,527
VF Corp.	35,208	2,157,194
Viacom Inc. Class B NVS	99,756	8,246,829
Visa Inc. Class A	78,739	16,614,716
Vornado Realty Trust	53,345	5,655,637
Vulcan Materials Co.	17,604	1,111,341
Wal-Mart Stores Inc.	211,737	15,579,608
Walgreen Co.	149,680	10,293,494
Walt Disney Co. (The)	258,192	22,173,529
Waste Management Inc.	144,255	6,475,607
Waters Corp.[a]	4,890	505,822
WellPoint Inc.	52,901	5,809,059
Wells Fargo & Co.	794,757	40,453,131
Western Digital Corp.	29,340	2,929,012
Western Union Co.	148,167	2,588,477
Weyerhaeuser Co.	65,037	2,036,959
Whirlpool Corp.	25,428	3,627,050
Whole Foods Market Inc.	42,543	1,625,993
Williams Companies Inc. (The)	139,488	7,899,205
Willis Group Holdings PLC	14,670	597,803
Windstream Holdings Inc.	36,675	420,296
Wisconsin Energy Corp.	28,175	1,227,867
Wynn Resorts Ltd.	10,965	2,337,738
Xcel Energy Inc.	44,559	1,372,417
Xerox Corp.	286,554	3,799,706
XL Group PLC	35,796	1,154,063
Xylem Inc.	84,251	2,973,218
Yahoo! Inc.[a]	215,649	7,722,391
Yum! Brands Inc.	92,421	6,414,017
Zimmer Holdings Inc.	52,351	5,238,765
Zoetis Inc.	57,472	1,891,404

		2,818,337,664

TOTAL COMMON STOCKS
(Cost: $4,809,194,823)		5,756,354,645

PREFERRED STOCKS — 0.79%
BRAZIL — 0.53%
Banco Bradesco SA	391,283	5,976,568
Companhia Brasileira de Distribuicao	71,971	3,478,011
Companhia Energetica de Minas Gerais	244,586	1,993,690
Itau Unibanco Holding SA	438,165	6,787,403

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2014

Security	Shares	Value
Itausa — Investimentos Itau SA	497,456	$2,083,436
Lojas Americanas SA	122,500	781,202
Petroleo Brasileiro SA	635,770	5,359,110
Telefonica Brasil SA	48,900	984,086
Vale SA Class A	293,433	3,772,321

		31,215,827
COLOMBIA — 0.03%
Bancolombia SA	117,360	1,813,181

		1,813,181
GERMANY — 0.18%
Henkel AG & Co. KGaA	23,472	2,615,453
Porsche Automobil Holding SE	12,420	1,165,418
Volkswagen AG	27,988	6,536,540

		10,317,411
SOUTH KOREA — 0.05%
Samsung Electronics Co. Ltd.	2,662	2,778,933

		2,778,933

TOTAL PREFERRED STOCKS (Cost: $44,122,093)		46,125,352

RIGHTS — 0.01%

SPAIN — 0.01%
Banco Santander SAa	1,630,037	342,415

		342,415

TOTAL RIGHTS (Cost: $336,205)		342,415

SHORT-TERM INVESTMENTS — 1.55%
MONEY MARKET FUNDS — 1.55%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[e,f,g]	82,676,170	82,676,170
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[e,f,g]	5,156,851	5,156,851
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	2,199,952	2,199,952

		90,032,973

TOTAL SHORT-TERM INVESTMENTS (Cost: $90,032,973)		90,032,973

Value
TOTAL INVESTMENTS IN SECURITIES — 101.21% (Cost: $4,943,686,094)	$5,892,855,385
Other Assets, Less Liabilities — (1.21)%	(70,378,892)

NET ASSETS — 100.00%	$5,822,476,493

CPO  —  Certificates of Participation (Ordinary)

FDR  —  Fiduciary Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2014

Security	Shares	Value
COMMON STOCKS — 97.89%

AUSTRALIA — 5.67%
Alumina Ltd.[a]	276,573	$412,694
Amcor Ltd.	114,257	1,107,924
AMP Ltd.	379,645	1,937,728
Asciano Ltd.	118,962	669,124
ASX Ltd.	37,706	1,268,650
Aurizon Holdings Ltd.	212,882	993,540
Australia and New Zealand Banking Group Ltd.	247,998	7,832,249
BHP Billiton Ltd.	303,688	10,920,860
Boral Ltd.	211,587	1,054,378
Brambles Ltd.	217,137	1,903,655
Commonwealth Bank of Australia	151,470	11,793,812
Computershare Ltd.	123,233	1,506,592
Crown Resorts Ltd.	89,808	1,358,455
CSL Ltd.	49,742	3,135,420
Fortescue Metals Group Ltd.	159,597	730,016
Goodman Group	225,899	1,119,397
Iluka Resources Ltd.	49,770	408,574
Insurance Australia Group Ltd.	365,211	2,139,081
Macquarie Group Ltd.	39,647	2,157,036
Mirvac Group	477,681	806,041
National Australia Bank Ltd.	207,405	6,810,558
Newcrest Mining Ltd.[a]	64,702	655,672
Orica Ltd.	50,864	1,040,342
Origin Energy Ltd.	156,519	2,085,240
Qantas Airways Ltd.[a]	295,178	366,360
QBE Insurance Group Ltd.	136,618	1,397,151
Rio Tinto Ltd.	46,649	2,878,872
Santos Ltd.	119,744	1,620,906
Scentre Group[a]	408,221	1,290,378
Sonic Healthcare Ltd.	73,678	1,244,616
Stockland Corp. Ltd.	184,008	694,553
Suncorp Group Ltd.	174,471	2,317,919
Sydney Airport	118,097	472,117
Tabcorp Holdings Ltd.	84,212	274,022
Telstra Corp. Ltd.	324,447	1,655,994
Transurban Group	147,555	1,067,275
Wesfarmers Ltd.	111,681	4,570,588
Westfield Corp.	166,804	1,159,981
Westpac Banking Corp.	264,792	8,520,189
Woodside Petroleum Ltd.	64,979	2,568,674
Woolworths Ltd.	137,258	4,715,143

		100,661,776

Security	Shares	Value
AUSTRIA — 0.18%
Erste Group Bank AG	18,700	$481,772
IMMOEAST AG Escrow[a,b]	54,189	1
IMMOFINANZ AGa	184,281	583,133
OMV AG	9,004	362,143
Raiffeisen International Bank Holding AG	8,831	243,289
Vienna Insurance Group AG	11,509	572,537
Voestalpine AG	19,834	874,689

		3,117,564
BELGIUM — 0.88%
Ageas	33,501	1,203,758
Anheuser-Busch InBev NV	68,068	7,375,254
Delhaize Brothers and Co. “The Lion” (Delhaize Group) SA	9,177	599,391
Groupe Bruxelles Lambert SA	19,723	1,960,731
KBC Groep NVa	24,252	1,319,708
Solvay SA	8,993	1,454,144
UCB SA	15,774	1,448,690
Umicore SA	4,862	234,843

		15,596,519
BRAZIL — 1.29%
ALL — America Latina Logistica SA	93,500	358,996
AMBEV SA	432,800	2,993,061
Banco Bradesco SA	18,790	293,389
Banco do Brasil SA	93,500	1,143,837
Banco Santander (Brasil) SA Units	74,800	503,090
BB Seguridade Participacoes SA	56,700	828,267
BM&F Bovespa SA	149,600	799,530
BR Malls Participacoes SA	37,400	323,509
BRF SA	79,759	1,953,583
CCR SA	74,800	588,919
Centrais Eletricas Brasileiras SA	18,700	51,580
CETIP SA — Mercados Organizados	18,729	262,350
Cielo SA	87,984	1,611,429
Companhia de Saneamento Basico do Estado de Sao Paulo	56,100	497,396
Companhia Siderurgica Nacional SA	93,500	472,472
CPFL Energia SA	37,400	326,810

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2014

Security	Shares	Value
Cyrela Brazil Realty SA Empreendimentos e Participacoes	18,700	$103,738
EDP Energias do Brasil SA	56,100	262,439
Embraer SA	74,800	711,391
Fibria Celulose SAa	18,700	183,790
Hypermarcas SAa	56,100	447,879
JBS SA	37,400	137,822
Klabin SA	37,400	187,338
Kroton Educacional SA	48,611	1,296,214
Lojas Renner SA	19,300	583,455
Natura Cosmeticos SA	18,700	291,571
Petroleo Brasileiro SA	243,100	1,930,080
Souza Cruz SA	37,400	347,608
TIM Participacoes SA	116,860	619,911
Tractebel Energia SA	18,700	280,512
Ultrapar Participacoes SA	37,400	862,417
Vale SA	112,200	1,611,770

		22,866,153
CANADA — 7.65%
Agnico-Eagle Mines Ltd.	19,074	710,293
Agrium Inc.	17,244	1,574,476
Alimentation Couche-Tard Inc. Class B	33,660	922,624
ARC Resources Ltd.	41,514	1,145,529
Athabasca Oil Corp.[a]	40,060	229,251
Bank of Montreal	61,722	4,607,676
Bank of Nova Scotia	115,674	7,863,898
Barrick Gold Corp.	99,011	1,791,684
Baytex Energy Corp.	8,790	377,389
BCE Inc.	20,944	949,997
Bell Aliant Inc.	7,293	207,003
BlackBerry Ltd.[a,c]	49,742	465,596
Bombardier Inc. Class B	201,300	689,707
Brookfield Asset Management Inc. Class A	59,687	2,666,767
Cameco Corp.	44,405	896,543
Canadian Imperial Bank of Commerce	36,708	3,412,682
Canadian National Railway Co.	85,486	5,723,671
Canadian Natural Resources Ltd.	114,257	4,988,412
Canadian Oil Sands Ltd.	47,365	1,013,302
Canadian Pacific Railway Ltd.	14,960	2,849,085
Canadian Tire Corp. Ltd. Class A NVS	13,729	1,306,251

Security	Shares	Value
Canadian Utilities Ltd. Class A	8,734	$314,252
Catamaran Corp.[a]	16,643	759,036
Cenovus Energy Inc.	50,303	1,547,465
CGI Group Inc. Class Aa,c	17,204	618,058
Crescent Point Energy Corp.	23,937	978,236
Dollarama Inc.	8,602	709,162
Eldorado Gold Corp.	82,467	612,831
Empire Co. Ltd. Class A	3,812	270,007
Enbridge Inc.	91,630	4,498,805
Encana Corp.	69,751	1,504,389
Enerplus Corp.	35,159	805,138
Finning International Inc.	35,228	1,014,142
First Quantum Minerals Ltd.	58,762	1,395,844
Fortis Inc.	23,091	711,618
Franco-Nevada Corp.	15,521	879,521
George Weston Ltd.	5,282	425,607
Gildan Activewear Inc.	11,781	691,396
Goldcorp Inc.	73,971	2,028,911
Great-West Lifeco Inc.	29,022	846,681
H&R Real Estate Investment Trust	12,989	275,971
Husky Energy Inc.	44,590	1,358,610
Imperial Oil Ltd.	35,717	1,835,637
Kinross Gold Corp.[a]	118,558	474,820
Loblaw Companies Ltd.	24,554	1,209,600
Magna International Inc. Class A	25,311	2,722,330
Manulife Financial Corp.	175,434	3,590,382
MEG Energy Corp.[a]	18,700	671,630
Metro Inc. Class A	3,179	207,592
National Bank of Canada	20,964	939,736
New Gold Inc.[a]	26,051	160,568
Onex Corp.	2,332	135,916
Open Text Corp.	14,960	833,302
Pacific Rubiales Energy Corp.	37,818	724,296
Pembina Pipeline Corp.	27,676	1,161,291
Penn West Petroleum Ltd.	59,653	462,473
Peyto Exploration & Development Corp.	16,456	554,000
Potash Corp. of Saskatchewan Inc.	85,272	3,032,085
Power Corp. of Canada	45,280	1,334,297
Power Financial Corp.	29,007	936,303
RioCan Real Estate Investment Trust	13,857	344,691
Rogers Communications Inc. Class B	43,454	1,699,602

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2014

Security	Shares	Value
Royal Bank of Canada	143,262	$10,589,531
Saputo Inc.	10,847	674,245
Shaw Communications Inc. Class B	35,805	878,804
Silver Wheaton Corp.	42,262	1,105,609
SNC-Lavalin Group Inc.	21,134	1,118,191
Sun Life Financial Inc.	72,743	2,777,685
Suncor Energy Inc.	154,275	6,344,456
Talisman Energy Inc.	110,517	1,158,314
Teck Resources Ltd. Class B	46,810	1,123,543
TELUS Corp. NVS	35,784	1,251,035
Thomson Reuters Corp.	29,777	1,126,638
Tim Hortons Inc.	23,276	1,302,293
Toronto-Dominion Bank (The)	142,120	7,443,790
Tourmaline Oil Corp.[a]	19,116	901,322
TransAlta Corp.	16,134	185,549
TransCanada Corp.	77,637	3,900,927
Turquoise Hill Resources Ltd.[a,c]	99,595	346,728
Valeant Pharmaceuticals International Inc.[a,c]	28,798	3,381,480
Yamana Gold Inc.	63,974	546,510

		135,824,717
CHILE — 0.28%
Aguas Andinas SA Series A	549,780	345,599
Banco de Chile	2,252,562	279,289
Banco de Credito e Inversiones	5,092	285,360
Banco Santander (Chile) SA	6,233,971	394,668
Cencosud SA	82,280	256,339
Colbun SA	1,185,393	305,226
CorpBanca SA	22,125,840	259,950
Empresa Nacional de Electricidad SA	259,556	384,180
Empresas CMPC SA	117,365	262,729
Empresas Copec SA	42,985	524,869
Enersis SA	2,341,583	786,798
LATAM Airlines Group SAa	30,931	363,178
S.A.C.I. Falabella SA	68,668	545,072

		4,993,257
CHINA — 4.21%
AAC Technologies Holdings Inc.	93,500	559,790
Air China Ltd. Class H	778,000	476,836
Anhui Conch Cement Co. Ltd. Class Hc	187,000	708,183
Anta Sports Products Ltd.	375,000	619,351

Security	Shares	Value
AviChina Industry & Technology Co. Ltd. Class H	760,000	$442,268
Bank of China Ltd. Class H	5,797,000	2,782,542
Bank of Communications Co. Ltd. Class H	784,800	603,533
Beijing Capital International Airport Co. Ltd. Class H	380,000	262,321
Belle International Holdings Ltd.	561,000	701,426
Biostime International Holdings Ltd.	93,500	427,684
Brilliance China Automotive Holdings Ltd.	380,000	712,924
BYD Co. Ltd. Class H	93,500	624,335
China Communications Construction Co. Ltd. Class H	187,000	142,602
China Construction Bank Corp. Class H	5,984,050	4,617,340
China COSCO Holdings Co. Ltd. Class Ha,c	467,500	202,683
China Everbright International Ltd.	374,000	503,811
China Gas Holdings Ltd.	374,000	724,832
China Life Insurance Co. Ltd. Class H	748,000	2,253,637
China Longyuan Power Group Corp. Ltd. Class H	187,000	190,618
China Mengniu Dairy Co. Ltd.	190,000	924,252
China Merchants Bank Co. Ltd. Class H	336,093	686,059
China Merchants Holdings (International) Co. Ltd.	374,000	1,269,179
China Minsheng Banking Corp. Ltd. Class H	561,200	584,368
China Mobile Ltd.	654,500	7,254,347
China National Building Material Co. Ltd. Class H	380,000	382,449
China Overseas Land & Investment Ltd.	374,000	1,148,535
China Pacific Insurance (Group) Co. Ltd. Class H	149,600	593,570
China Petroleum & Chemical Corp. Class H	2,619,000	2,602,086
China Resources Cement Holdings Ltd.	380,000	276,540
China Resources Enterprise Ltd.	374,000	1,141,296
China Resources Land Ltd.	374,000	878,291

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2014

Security	Shares	Value
China Shenhua Energy Co. Ltd. Class H	374,000	$1,109,928
China State Construction International Holdings Ltd.	380,000	673,699
China Telecom Corp. Ltd. Class H	748,000	423,703
China Unicom (Hong Kong) Ltd.	374,000	656,305
China Vanke Co. Ltd.[a]	149,600	331,241
Chongqing Changan Automobile Co. Ltd.	100	217
CITIC Pacific Ltd.[c]	187,000	373,515
CNOOC Ltd.	1,683,000	3,014,179
Country Garden Holdings Co. Ltd.	566,089	289,982
Dongfeng Motor Group Co. Ltd. Class H	374,000	669,818
Evergrande Real Estate Group Ltd.[c]	667,000	290,896
Fosun International Ltd.	561,000	715,180
Franshion Properties (China) Ltd.	964,000	286,089
GCL-Poly Energy Holdings Ltd.[a,c]	1,848,000	603,279
Geely Automobile Holdings Ltd.[c]	950,000	384,901
Golden Eagle Retail Group Ltd.	190,000	246,140
GOME Electrical Appliances Holdings Ltd.[c]	2,162,320	368,290
Great Wall Motor Co. Ltd. Class H	207,500	859,446
Guangdong Investment Ltd.	374,000	420,808
Guangzhou Automobile Group Co. Ltd. Class H	435,449	491,633
Guangzhou R&F Properties Co. Ltd. Class H	150,000	221,418
Hanergy Solar Group Ltd.[a,c]	1,496,000	235,498
Huaneng Power International Inc. Class H	374,000	418,395
Industrial and Commercial Bank of China Ltd. Class H	5,797,285	3,987,010
Inner Mongolia Yitai Coal Co. Ltd. Class B	100	147
Jiangxi Copper Co. Ltd. Class H	374,000	716,145
Kingboard Chemical Holdings Co. Ltd.	219,600	464,132
Lenovo Group Ltd.[c]	748,000	1,028,855
Longfor Properties Co. Ltd.	280,500	405,365
PetroChina Co. Ltd. Class H	1,874,000	2,461,574

Security	Shares	Value
PICC Property and Casualty Co. Ltd. Class H	391,000	$635,686
Ping An Insurance (Group) Co. of China Ltd. Class H	187,000	1,604,570
Poly Property Group Co. Ltd.	375,226	183,496
Shimao Property Holdings Ltd.	187,500	435,481
Shui On Land Ltd.	985,333	265,720
Sino-Ocean Land Holdings Ltd.	518,500	304,408
Sinopec Shanghai Petrochemical Co. Ltd. Class H	1,338,000	416,072
SOHO China Ltd.	333,500	281,429
Tencent Holdings Ltd.	561,000	9,294,443
Tingyi (Cayman Islands) Holding Corp.	374,000	1,064,084
Tsingtao Brewery Co. Ltd. Class H	18,000	147,599
Want Want China Holdings Ltd.	748,000	1,026,925
Yanzhou Coal Mining Co. Ltd. Class H	374,000	306,919
Yuexiu Property Co. Ltd.	1,496,000	337,804
Zhuzhou CSR Times Electric Co. Ltd. Class H	190,000	654,576
Zijin Mining Group Co. Ltd. Class H	793,000	206,690
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	189,240	119,648

		74,731,026
COLOMBIA — 0.08%
Cementos Argos SA	57,035	334,239
Cemex Latam Holdings SAa	57,596	567,658
Grupo Argos SA	8,789	106,664
Isagen SA ESP	268,719	464,554

		1,473,115
CZECH REPUBLIC — 0.10%
CEZ AS	24,310	690,159
Komercni Banka AS	5,049	1,098,376

		1,788,535
DENMARK — 1.00%
Carlsberg A/S Class B	5,797	556,623
Coloplast A/S Class B	24,310	2,058,920
Danske Bank A/S	66,459	1,923,945
Novo Nordisk A/S Class B	200,464	9,278,808
Novozymes A/S Class B	39,057	1,934,695
TrygVesta A/S	12,041	1,211,275

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2014

Security	Shares	Value
William Demant Holding A/Sa,c	9,350	$813,540

		17,777,806
EGYPT — 0.05%
Global Telecom Holding SP GDR[a]	234,738	819,236

		819,236
FINLAND — 0.59%
Fortum OYJ	35,043	900,241
Kone OYJ Class Bc	40,395	1,700,907
Metso OYJ	6,171	242,667
Neste Oil OYJ[c]	28,985	535,191
Nokia OYJ	340,901	2,704,825
Nokian Renkaat OYJ	17,765	617,296
Sampo OYJ Class A	53,737	2,674,684
UPM-Kymmene OYJ	36,839	602,331
Wartsila OYJ Abp	10,098	509,640

		10,487,782
FRANCE — 6.85%
Accor SA	9,537	461,930
Aeroports de Paris	7,512	1,028,726
Airbus Group NV	54,043	3,135,342
Alcatel-Lucent[a,c]	301,374	1,066,163
ALSTOM[a]	19,635	706,444
ArcelorMittal	89,068	1,354,997
Arkema SA	4,182	388,441
AXA SA	175,989	4,047,787
BNP Paribas SA	99,725	6,604,888
Bouygues SA	23,276	919,506
Bureau Veritas SA	8,228	211,924
Cap Gemini SA	17,059	1,237,797
Carrefour SA	71,808	2,481,724
Casino Guichard-Perrachon SA	7,882	950,838
CNP Assurances SA	25,126	493,857
Compagnie de Saint-Gobain	52,974	2,581,776
Compagnie Generale des Etablissements Michelin Class B	21,692	2,381,701
Credit Agricole SA	106,590	1,443,289
Danone SA	47,951	3,470,331
Dassault Systemes SA	7,854	526,904
Edenred SA	9,362	292,678
Electricite de France SA	13,174	425,511
Essilor International SA	23,027	2,248,215
Eutelsat Communications SA	8,228	283,924
Fonciere des Regions	1,918	192,446
GDF Suez	135,066	3,478,828

Security	Shares	Value
Gecina SA	6,402	$913,551
Groupe Eurotunnel SA Registered	63,580	841,173
Iliad SA	2,805	773,137
Kering	10,304	2,205,191
L’Air Liquide SA	37,587	4,778,690
L’Oreal SA	24,684	4,174,638
Lafarge SA	13,277	1,031,947
Lagardere SCA	17,391	517,739
Legrand SA	47,379	2,624,792
LVMH Moet Hennessy Louis Vuitton SA	21,101	3,630,782
Natixis	81,378	525,909
Orange	198,783	3,125,168
Pernod Ricard SA	14,586	1,633,495
Publicis Groupe SA	25,311	1,840,624
Remy Cointreau SA	2,618	214,201
Renault SA	19,448	1,622,957
Safran SA	17,017	999,434
Sanofi	106,312	11,183,340
Schneider Electric SE	53,374	4,514,820
SCOR SE	35,232	1,132,549
SES SA Class A FDR	29,920	1,098,905
Societe Generale	68,068	3,420,322
Sodexo	15,941	1,589,228
STMicroelectronics NV	51,238	426,764
Suez Environnement SA	19,649	366,751
Technip SA	13,729	1,266,570
Total SA	193,171	12,429,478
Unibail-Rodamco SE	8,228	2,208,969
Vallourec SA	10,846	479,402
Veolia Environnement	44,775	792,596
Vinci SA	53,582	3,700,779
Vivendi SA	120,123	3,016,801
Wendel	1,683	220,817

		121,717,486
GERMANY — 5.88%
Adidas AG	16,269	1,293,233
Allianz SE Registered	45,837	7,660,107
BASF SE	92,939	9,654,721
Bayer AG Registered	70,312	9,306,144
Bayerische Motoren Werke AG	24,201	2,892,914
Brenntag AG	1,870	300,873
Celesio AG	17,849	611,617
Commerzbank AGa	100,156	1,450,645

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2014

Security	Shares	Value
Continental AG	8,755	$1,893,014
Daimler AG Registered	96,395	7,981,068
Deutsche Bank AG Registered	128,781	4,424,896
Deutsche Boerse AG	27,346	1,984,585
Deutsche Post AG Registered	69,657	2,238,224
Deutsche Telekom AG Registered	311,916	5,051,945
Deutsche Wohnen AG Bearer	20,196	438,166
E.ON SE	184,056	3,479,752
Fresenius Medical Care AG & Co. KGaA	28,156	1,955,215
Fresenius SE & Co. KGaA	10,472	1,567,891
GEA Group AG	34,969	1,574,200
HeidelbergCement AG	9,724	723,786
Hochtief AG	10,285	864,762
Infineon Technologies AG	87,703	971,043
K+S AG Registered	22,066	678,912
Kabel Deutschland Holding AG	3,894	556,707
Lanxess AG	4,114	261,823
Linde AG	20,757	4,246,472
MAN SE	3,627	430,746
Merck KGaA	18,328	1,627,828
METRO AGa	23,001	831,550
Muenchener Rueckversicherungs-Gesellschaft AG Registered	19,822	4,211,668
Osram Licht AGa	9,503	385,647
ProSiebenSat.1 Media AG Registered	18,169	764,918
RWE AG	48,344	1,944,086
SAP SE	90,074	7,093,751
Siemens AG Registered	79,674	9,850,194
Sky Deutschland AGa	54,604	493,521
ThyssenKrupp AGa	51,990	1,472,293
Volkswagen AG	5,093	1,179,238

		104,348,155
GREECE — 0.17%
Alpha Bank AEa	287,606	230,890
Folli Follie Group[a]	7,240	303,207
Hellenic Telecommunications Organization SAa	29,070	400,236
Jumbo SAa	15,640	234,375
National Bank of Greece SAa	142,443	459,319
OPAP SA	28,611	466,652
Piraeus Bank SAa	192,375	406,688
Public Power Corp. SAa	13,090	191,783

Security	Shares	Value
Titan Cement Co. SA	7,480	$230,190

		2,923,340
HONG KONG — 2.24%
AIA Group Ltd.	935,000	5,048,967
Bank of East Asia Ltd. (The)	226,200	967,546
BOC Hong Kong (Holdings) Ltd.	467,500	1,474,878
Cathay Pacific Airways Ltd.[c]	187,000	355,177
Cheung Kong (Holdings) Ltd.	187,000	3,636,222
Cheung Kong Infrastructure Holdings Ltd.	187,000	1,322,262
CLP Holdings Ltd.	187,500	1,561,683
Galaxy Entertainment Group Ltd.	187,000	1,591,299
Hang Seng Bank Ltd.[c]	74,800	1,272,074
Henderson Land Development Co. Ltd.	222,770	1,421,407
Hong Kong and China Gas Co. Ltd. (The)[c]	713,784	1,562,026
Hong Kong Exchanges and Clearing Ltd.	102,500	2,294,663
Hutchison Whampoa Ltd.	187,000	2,557,661
Li & Fung Ltd.[c]	750,000	1,006,445
Link REIT (The)	280,500	1,590,696
MTR Corp. Ltd.	187,000	737,137
New World Development Co. Ltd.	488,000	618,969
Power Assets Holdings Ltd.	200,000	1,789,666
Sands China Ltd.	224,400	1,669,236
Shangri-La Asia Ltd.	384,666	610,498
SJM Holdings Ltd.[c]	187,000	504,294
Sun Hung Kai Properties Ltd.	187,000	2,844,795
Swire Pacific Ltd. Class A	95,000	1,225,186
Wharf (Holdings) Ltd. (The)[c]	187,000	1,500,816
Wynn Macau Ltd.[c]	150,000	643,544

		39,807,147
HUNGARY — 0.05%
MOL Hungarian Oil and Gas PLC	10,847	523,856
OTP Bank PLC	25,432	441,170

		965,026
INDIA — 1.35%
Dr. Reddy’s Laboratories Ltd. SP ADR	33,177	1,484,671
HDFC Bank Ltd. SP ADR	64,160	3,041,184
ICICI Bank Ltd. SP ADR	42,296	2,115,646
Infosys Ltd. SP ADR[c]	51,989	2,850,037
Larsen & Toubro Ltd. SP GDR	94,875	2,331,079

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2014

Security	Shares	Value
Mahindra & Mahindra Ltd. SP GDR[c]	75,015	$1,486,797
Ranbaxy Laboratories Ltd. SP GDR[a]	100,505	930,174
Reliance Industries Ltd. SP GDR[d]	86,644	2,877,447
Sesa Sterlite Ltd. SP ADR	51,466	968,590
State Bank of India SP GDR	28,428	2,284,190
Tata Motors Ltd. SP ADR	51,309	2,017,470
Wipro Ltd. SP ADR	135,820	1,568,721

		23,956,006
INDONESIA — 0.62%
PT Astra International Tbk	1,122,000	748,646
PT Bank Central Asia Tbk	1,776,500	1,779,953
PT Bank Mandiri (Persero) Tbk	1,421,442	1,258,457
PT Bank Rakyat Indonesia (Persero) Tbk	1,683,000	1,628,124
PT Bumi Serpong Damai Tbk	280,500	38,401
PT Charoen Pokphand Indonesia Tbk	561,000	191,401
PT Global Mediacom Tbk	467,500	77,530
PT Gudang Garam Tbk	95,000	444,742
PT Kalbe Farma Tbk	3,104,600	463,913
PT Lippo Karawaci Tbk	1,589,500	151,021
PT Matahari Department Store Tbk	187,000	234,204
PT Media Nusantara Citra Tbk	280,500	63,356
PT Perusahaan Gas Negara (Persero) Tbk	1,496,000	762,375
PT Semen Gresik (Persero) Tbk	579,700	829,931
PT Telekomunikasi Indonesia (Persero) Tbk	5,804,000	1,328,491
PT Unilever Indonesia Tbk	187,000	496,675
PT United Tractors Tbk	280,545	554,911

		11,052,131
IRELAND — 0.24%
Bank of Ireland[a]	2,528,170	896,413
CRH PLC	63,421	1,483,306
Irish Bank Resolution Corp. Ltd.[a,b]	64,486	1
Kerry Group PLC Class A	25,822	1,917,516

		4,297,236
ISRAEL — 0.40%
Bank Hapoalim BM	78,540	459,722
Bank Leumi le-Israel BMa	78,540	309,613

Security	Shares	Value
Bezeq The Israel Telecommunication Corp. Ltd.	258,498	$482,661
Delek Group Ltd. (The)	1,501	591,273
Israel Chemicals Ltd.	35,904	293,342
Israel Corp. Ltd. (The)[a]	187	110,603
NICE Systems Ltd.	11,220	446,561
Teva Pharmaceutical Industries Ltd.	83,028	4,479,553

		7,173,328
ITALY — 1.75%
Assicurazioni Generali SpA	135,463	2,832,930
Banca Monte dei Paschi di Siena SpA[a]	492,572	889,733
CNH Industrial NV	113,363	1,048,107
Enel Green Power SpA	49,368	136,733
Enel SpA	569,228	3,247,578
Eni SpA	244,035	6,223,450
Exor SpA	28,050	1,077,137
Fiat SpA[a,c]	106,964	1,036,889
Finmeccanica SpA[a]	45,688	422,412
Intesa Sanpaolo SpA	1,199,231	3,578,194
Luxottica Group SpA	21,797	1,205,656
Mediobanca SpA[a]	76,857	681,280
Prysmian SpA	9,911	211,114
Saipem SpA[a]	26,057	608,730
Snam SpA	90,695	535,153
Telecom Italia SpA[a,c]	1,167,688	1,351,447
Telecom Italia SpA RNC	428,242	401,378
Tenaris SA	38,415	828,042
Terna SpA	45,068	237,104
UniCredit SpA	424,737	3,330,228
Unione di Banche Italiane SpA	133,907	1,108,152

		30,991,447
JAPAN — 14.64%
Advantest Corp.	18,700	212,031
AEON Co. Ltd.	74,800	845,942
AEON Financial Service Co. Ltd.	18,700	432,609
AEON Mall Co. Ltd.	20,900	494,682
Aisin Seiki Co. Ltd.	18,800	738,581
Ajinomoto Co. Inc.	12,000	186,065
ANA Holdings Inc.	187,000	466,432
Asahi Glass Co. Ltd.	187,000	1,117,618
Asahi Group Holdings Ltd.	56,100	1,710,249
Asahi Kasei Corp.	187,000	1,494,763
Astellas Pharma Inc.	280,500	3,859,654

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2014

Security	Shares	Value
Bandai Namco Holdings Inc.	19,000	$486,109
Bridgestone Corp.	74,800	2,721,851
Canon Inc.	93,500	3,084,086
Casio Computer Co. Ltd.[c]	76,400	1,297,912
Chubu Electric Power Co. Inc.[a]	56,100	658,460
Chugai Pharmaceutical Co. Ltd.	37,400	1,258,365
Chugoku Electric Power Co. Inc. (The)	18,700	251,309
Citizen Holdings Co. Ltd.	74,800	603,724
Credit Saison Co. Ltd.	37,400	749,928
Dai-ichi Life Insurance Co. Ltd. (The)	93,500	1,339,286
Daido Steel Co. Ltd.	14,000	66,437
Daiichi Sankyo Co. Ltd.	85,200	1,560,916
Daikin Industries Ltd.	37,500	2,618,272
Daito Trust Construction Co. Ltd.	2,600	315,408
Daiwa Securities Group Inc.	187,000	1,594,051
Dena Co. Ltd.[c]	19,000	248,505
Denso Corp.	56,100	2,612,017
Dentsu Inc.	18,700	750,109
East Japan Railway Co.	37,400	3,026,623
Eisai Co. Ltd.	37,500	1,604,147
Electric Power Development Co. Ltd.	18,700	606,452
FANUC Corp.	18,700	3,271,386
Fast Retailing Co. Ltd.	1,300	434,935
Fuji Heavy Industries Ltd.	56,100	1,618,054
FUJIFILM Holdings Corp.	56,100	1,619,418
Fujitsu Ltd.	187,000	1,456,576
Gree Inc.[c]	19,000	152,059
GungHo Online Entertainment Inc.[c]	37,400	213,122
Gunma Bank Ltd. (The)	187,000	1,111,071
Hachijuni Bank Ltd. (The)	187,000	1,163,806
Hino Motors Ltd.	37,400	525,531
Hitachi Construction Machinery Co. Ltd.	18,700	386,420
Hitachi High-Technologies Corp.	18,700	505,528
Hitachi Ltd.	374,000	2,941,156
Hokuriku Electric Power Co.	18,700	244,399
Honda Motor Co. Ltd.	149,600	5,315,684
Hoya Corp.	74,800	2,451,994
Hulic Co. Ltd.	37,400	447,702
IBIDEN Co. Ltd.	18,700	377,691
Idemitsu Kosan Co. Ltd.	4,800	99,281

Security	Shares	Value
IHI Corp.	187,000	$878,310
INPEX Corp.	74,800	1,117,618
Isetan Mitsukoshi Holdings Ltd.	37,400	470,614
Isuzu Motors Ltd.	187,000	1,314,737
ITOCHU Corp.	168,300	2,172,590
Japan Exchange Group Inc.	37,400	867,763
Japan Prime Realty Investment Corp.	187	650,095
Japan Retail Fund Investment Corp.	374	827,757
Japan Tobacco Inc.	112,200	3,984,581
JFE Holdings Inc.	37,500	797,515
JSR Corp.	37,400	651,731
JTEKT Corp.	56,100	985,780
JX Holdings Inc.	187,000	971,960
Kansai Electric Power Co. Inc. (The)[a]	74,800	691,010
Kao Corp.	56,100	2,316,883
Kawasaki Heavy Industries Ltd.	187,000	736,471
KDDI Corp.	56,100	3,271,568
Keikyu Corp.	187,000	1,662,061
Keio Corp.	187,000	1,507,493
Kintetsu Corp.	187,000	685,555
Kirin Holdings Co. Ltd.	56,100	792,388
Kobe Steel Ltd.	187,000	307,318
Komatsu Ltd.	93,500	2,099,397
Konica Minolta Holdings Inc.	95,000	1,030,048
Kubota Corp.	187,000	2,504,911
Kuraray Co. Ltd.	74,800	992,872
Kurita Water Industries Ltd.	37,500	872,636
Kyocera Corp.	38,000	1,864,988
Kyushu Electric Power Co. Inc.[a]	37,400	419,334
Mabuchi Motor Co. Ltd.	19,000	1,518,744
Marubeni Corp.	187,000	1,329,830
Mazda Motor Corp.	74,800	1,819,174
Meiji Holdings Co. Ltd.	19,095	1,379,646
Mitsubishi Chemical Holdings Corp.	187,500	827,965
Mitsubishi Corp.	149,600	3,180,100
Mitsubishi Electric Corp.	187,000	2,502,183
Mitsubishi Estate Co. Ltd.	187,000	4,632,494
Mitsubishi Heavy Industries Ltd.	375,000	2,472,772
Mitsubishi Motors Corp.	74,800	861,944
Mitsubishi UFJ Financial Group Inc.	1,280,400	7,664,844

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2014

Security	Shares	Value
Mitsui & Co. Ltd.	130,900	$2,120,673
Mitsui Chemicals Inc.	187,000	509,165
Mitsui Fudosan Co. Ltd.	51,000	1,708,266
Mitsui O.S.K. Lines Ltd.	187,000	698,284
Mizuho Financial Group Inc.	2,075,700	4,067,230
MS&AD Insurance Group Holdings Inc.	37,400	865,399
Murata Manufacturing Co. Ltd.	18,700	1,804,263
Nabtesco Corp.	19,000	435,114
NEC Corp.	342,000	1,340,264
Nidec Corp.	37,400	2,464,723
Nikon Corp.	37,400	586,813
Nintendo Co. Ltd.	18,700	2,095,760
Nippon Building Fund Inc.	205	1,156,221
Nippon Steel & Sumitomo Metal Corp.	748,860	2,287,324
Nippon Telegraph and Telephone Corp.	37,400	2,494,909
Nissan Motor Co. Ltd.	205,700	2,044,298
Nisshin Seifun Group Inc.	13,750	161,788
Nissin Foods Holdings Co. Ltd.	18,700	1,034,696
Nitto Denko Corp.	19,000	865,425
Nomura Holdings Inc.	362,700	2,328,884
Nomura Real Estate Holdings Inc.	19,000	356,591
NSK Ltd.	187,000	2,671,299
NTT DOCOMO Inc.	130,900	2,321,793
NTT Urban Development Corp.	19,000	210,259
Olympus Corp.[a]	18,700	681,918
Omron Corp.	37,400	1,685,700
Ono Pharmaceutical Co. Ltd.	19,000	1,627,753
ORIX Corp.	130,900	2,155,678
Osaka Gas Co. Ltd.	187,000	782,478
Otsuka Holdings Co. Ltd.	18,700	599,451
Panasonic Corp.	205,700	2,515,367
Rakuten Inc.	93,500	1,244,727
Resona Holdings Inc.	187,000	1,052,153
Sanrio Co. Ltd.[c]	2,700	78,583
Santen Pharmaceutical Co. Ltd.	18,700	1,105,616
SBI Holdings Inc.	35,500	422,541
Secom Co. Ltd.	19,000	1,171,022
Seven & I Holdings Co. Ltd.	93,500	3,937,392
Sharp Corp.[a,c]	187,000	592,814
Shikoku Electric Power Co. Inc.[a]	18,700	248,945
Shin-Etsu Chemical Co. Ltd.	37,400	2,393,076

Security	Shares	Value
Shiseido Co. Ltd.	37,400	$744,472
Showa Shell Sekiyu K.K.	74,800	850,306
SMC Corp.	3,200	896,348
SoftBank Corp.	93,500	6,884,640
Sony Corp.	112,200	1,933,373
Stanley Electric Co. Ltd.	37,400	982,325
Sumitomo Chemical Co. Ltd.	187,000	721,923
Sumitomo Corp.	103,100	1,374,032
Sumitomo Dainippon Pharma Co. Ltd.	37,400	460,794
Sumitomo Electric Industries Ltd.	74,800	1,111,071
Sumitomo Heavy Industries Ltd.	187,000	925,590
Sumitomo Mitsui Financial Group Inc.	130,900	5,422,609
Sumitomo Mitsui Trust Holdings Inc.	374,000	1,644,240
Sumitomo Rubber Industries Inc.	18,700	273,858
Suzuki Motor Corp.	37,400	1,259,820
T&D Holdings Inc.	56,100	714,377
Taiyo Nippon Sanso Corp.	187,000	1,660,242
Takeda Pharmaceutical Co. Ltd.	74,800	3,438,320
TDK Corp.	19,000	921,039
Terumo Corp.	38,000	872,816
THK Co. Ltd.	18,700	455,885
Toho Gas Co. Ltd.	187,000	1,041,970
Tohoku Electric Power Co. Inc.	37,400	413,151
Tokio Marine Holdings Inc.	56,100	1,784,988
Tokyo Electric Power Co. Inc.[a]	149,600	589,177
Tokyo Electron Ltd.	19,000	1,245,296
Tokyo Gas Co. Ltd.	187,000	1,077,612
Tokyu Corp.	68,000	494,618
Tokyu Fudosan Holdings Corp.	112,200	861,944
TonenGeneral Sekiyu K.K.	14,000	122,935
Toray Industries Inc.	187,000	1,277,459
Toshiba Corp.	375,000	1,684,738
Toyo Seikan Group Holdings Ltd.	74,800	1,180,536
Toyo Suisan Kaisha Ltd.	4,000	122,332
Toyota Industries Corp.	37,500	1,848,835
Toyota Motor Corp.	261,800	15,623,733
Toyota Tsusho Corp.	37,400	1,054,336
Unicharm Corp.	18,700	1,153,623
United Urban Investment Corp.	374	603,361
USS Co. Ltd.	56,100	990,690
West Japan Railway Co.	18,700	854,306
Yahoo! Japan Corp.	177,700	817,349

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2014

Security	Shares	Value
Yakult Honsha Co. Ltd.	18,700	$1,000,146
Yamada Denki Co. Ltd.	112,200	402,604
Yamaha Motor Co. Ltd.	37,400	628,455
Yamato Holdings Co. Ltd.	56,100	1,181,081
Yamazaki Baking Co. Ltd.	7,000	89,240
Yokogawa Electric Corp.	37,400	478,252

		260,079,588
MALAYSIA — 0.77%
Alliance Financial Group Bhd	317,900	486,399
Axiata Group Bhd	243,100	529,404
Berjaya Sports Toto Bhd	82,962	99,939
British American Tobacco (Malaysia) Bhd	18,700	412,500
Bumi Armada Bhd[a]	224,400	235,915
CIMB Group Holdings Bhd	430,100	942,021
DiGi.Com Bhd	392,700	699,144
Genting Bhd	205,700	635,250
Genting Malaysia Bhd	187,000	257,447
Hong Leong Bank Bhd	74,800	330,468
Hong Leong Financial Group Bhd	18,700	102,160
IHH Healthcare Bhd	149,600	220,000
IOI Corp. Bhd	311,900	487,954
IOI Properties Group Bhd[a]	85,199	67,178
Kuala Lumpur Kepong Bhd	37,400	277,340
Lafarge Malaysia Bhd	93,500	285,239
Malayan Banking Bhd	336,600	1,040,553
Malaysia Airports Holdings Bhd	112,200	263,298
Maxis Bhd	280,500	593,298
Petronas Chemicals Group Bhd	205,700	427,362
Petronas Dagangan Bhd	37,400	217,660
Petronas Gas Bhd	112,200	824,298
PPB Group Bhd	18,700	87,766
Public Bank Bhd	225,440	1,395,245
RHB Capital Bhd	74,800	212,042
Sapurakencana Petroleum Bhd	299,200	403,489
Sime Darby Bhd	187,000	555,851
Tenaga Nasional Bhd	280,500	1,090,053
UEM Sunrise Bhd	224,400	148,149
UMW Holdings Bhd	56,100	205,372
YTL Corp. Bhd	299,253	147,005

		13,679,799
MEXICO — 1.13%
Alfa SAB de CV Series A	374,000	1,021,130
America Movil SAB de CV Series L	3,496,900	4,119,751

Security	Shares	Value
Cemex SAB de CV CPO[a]	1,424,237	$1,784,467
Compartamos SAB de CV	135,900	273,690
Fibra Uno Administracion SAB de CV	241,300	847,185
Fomento Economico Mexicano SAB de CV BD Units	280,500	2,635,848
Grupo Aeroportuario del Sureste SAB de CV Series B	18,700	232,376
Grupo Financiero Banorte SAB de CV Series O	251,700	1,671,153
Grupo Financiero Inbursa SAB de CV Series O	205,700	625,820
Grupo Financiero Santander Mexico SAB de CV Series B	149,600	396,695
Grupo Mexico SAB de CV Series B	476,729	1,692,130
Grupo Televisa SAB de CV CPO	224,400	1,598,424
Industrias Penoles SAB de CV	10,285	256,795
Kimberly-Clark de Mexico SAB de CV Series A	355,300	902,413
Minera Frisco SAB de CV Series A1[a,c]	93,500	187,099
OHL Mexico SAB de CVa	74,800	217,001
Wal-Mart de Mexico SAB de CV Series V	673,200	1,668,628

		20,130,605
NETHERLANDS — 1.76%
AEGON NV	224,213	1,826,382
Akzo Nobel NV	29,359	2,116,926
ASML Holding NV	35,420	3,353,456
Gemalto NVc	6,732	657,181
Heineken NV	22,253	1,564,949
ING Groep NV CVA[a]	394,196	5,139,848
Koninklijke Ahold NV	124,046	2,166,785
Koninklijke DSM NV	23,940	1,655,400
Koninklijke KPN NVa	303,875	969,298
Koninklijke Philips NV	105,692	3,263,880
OCI NVa	9,537	364,440
Reed Elsevier NV	50,490	1,136,624
TNT Express NV	24,103	194,466
Unilever NV CVA	152,571	6,290,575
Ziggo NV	11,968	539,404

		31,239,614
NEW ZEALAND — 0.11%
Auckland International Airport Ltd.	319,104	1,034,607

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2014

Security	Shares	Value
Fletcher Building Ltd.	62,647	$484,926
Telecom Corp. of New Zealand Ltd.	203,370	490,213

		2,009,746
NORWAY — 0.57%
Aker Solutions ASA	24,571	363,607
DNB ASA	78,353	1,393,373
Gjensidige Forsikring ASA	17,244	332,940
Norsk Hydro ASA	119,306	708,480
Orkla ASA	77,792	707,138
Seadrill Ltd.[c]	30,668	1,106,825
Statoil ASA	105,338	3,012,262
Subsea 7 SA	27,716	462,076
Telenor ASA	51,238	1,178,839
Yara International ASA	19,279	881,905

		10,147,445
PERU — 0.10%
Compania de Minas Buenaventura SA SP ADR	22,480	263,241
Credicorp Ltd.	9,177	1,357,462
Southern Copper Corp.	4,023	132,195

		1,752,898
PHILIPPINES — 0.19%
Ayala Land Inc.	523,600	375,118
Bank of the Philippine Islands	474,565	1,036,883
Jollibee Foods Corp.	222,700	905,551
Metropolitan Bank & Trust Co.	570,993	1,129,379

		3,446,931
POLAND — 0.31%
Alior Bank SAa	7,802	193,001
Bank Handlowy w Warszawie SA	5,049	176,233
Bank Millennium SA	139,876	335,939
Bank Pekao SA	9,350	497,022
Cyfrowy Polsat SA	93,375	699,685
Eurocash SA	8,976	110,806
Jastrzebska Spolka Weglowa SAa	16,757	222,958
KGHM Polska Miedz SA	13,838	568,755
mBank SA	2,332	349,486
Orange Polska SA	71,621	236,229
Polski Koncern Naftowy Orlen SA	25,432	301,327
Powszechna Kasa Oszczednosci Bank Polski SA	66,759	761,054

Security	Shares	Value
Powszechny Zaklad Ubezpieczen SA	2,992	$421,570
Synthos SA	139,763	201,401
Tauron Polska Energia SAa	243,373	395,127

		5,470,593
PORTUGAL — 0.13%
Banco Espirito Santo SA Registered[a,c]	406,463	109,313
Energias de Portugal SA	271,150	1,270,884
Galp Energia SGPS SA Class B	25,619	454,529
Jeronimo Martins SGPS SA	34,452	450,366

		2,285,092
QATAR — 0.08%
Masraf Al Rayan QSC	52,743	770,647
Ooredoo QSC	11,566	406,605
Qatar National Bank	6,059	301,203

		1,478,455
RUSSIA — 1.00%
Gazprom OAO SP ADR	494,647	3,635,655
LUKOIL OAO SP ADR	44,212	2,467,030
Magnit OJSC SP GDR[c,e]	30,668	1,809,412
MegaFon OAO SP GDR[e]	10,472	293,216
MMC Norilsk Nickel OJSC SP ADR	61,215	1,189,407
Mobile TeleSystems OJSC SP ADR	62,458	1,119,872
NovaTek OAO SP GDR[e]	15,344	1,593,474
Rosneft Oil Co. OJSC SP GDR[e]	83,776	518,992
RusHydro OJSC SP ADR	156,238	266,230
Sberbank of Russia SP ADR	220,875	1,846,515
Sistema JSFC SP GDR[e]	32,453	805,159
Surgutneftegas OJSC SP ADR	152,979	1,052,496
Tatneft OAO SP ADR	16,862	602,648
Uralkali OJSC SP GDR[e]	27,161	521,491

		17,721,597
SINGAPORE — 1.08%
Ascendas REIT	187,000	349,169
CapitaLand Ltd.	207,500	573,687
DBS Group Holdings Ltd.	187,500	2,737,709
Genting Singapore PLC	1,285,000	1,374,745
Global Logistic Properties Ltd.[c]	374,000	836,206
Hutchison Port Holdings Trust[c]	375,000	279,375
Keppel Corp. Ltd.	197,200	1,732,029
Noble Group Ltd.	748,199	851,418

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2014

Security	Shares	Value
Oversea-Chinese Banking Corp. Ltd.	187,000	$1,495,580
SembCorp Marine Ltd.[c]	375,000	1,244,140
Singapore Airlines Ltd.	187,000	1,548,031
Singapore Telecommunications Ltd.	748,000	2,439,684
United Overseas Bank Ltd.	187,000	3,620,563

		19,082,336
SOUTH AFRICA — 1.62%
African Bank Investments Ltd.[c]	334,618	192,343
Anglo American Platinum Ltd.[a,c]	11,223	493,596
AngloGold Ashanti Ltd.[a]	43,665	745,848
Aspen Pharmacare Holdings Ltd.	46,958	1,273,144
Bidvest Group Ltd.	15,672	422,536
FirstRand Ltd.	599,606	2,419,909
Foschini Group Ltd. (The)	17,614	193,078
Gold Fields Ltd.	114,267	449,967
Growthpoint Properties Ltd.	563,374	1,304,805
Harmony Gold Mining Co. Ltd.[a]	88,143	272,411
Impala Platinum Holdings Ltd.	61,020	605,445
Imperial Holdings Ltd.	14,399	266,039
Investec Ltd.	23,188	200,278
Kumba Iron Ore Ltd.	12,529	438,471
MMI Holdings Ltd.	97,696	236,935
Mr. Price Group Ltd.	24,123	456,956
MTN Group Ltd.	140,063	2,906,734
Nampak Ltd.	43,384	165,172
Naspers Ltd. Class N	39,981	4,964,486
Northam Platinum Ltd.[a]	120,304	494,059
PPC Ltd.	30,491	91,503
Rand Merchant Insurance Holdings Ltd.	67,384	195,364
Redefine Properties Ltd.	1,410,955	1,266,588
Remgro Ltd.	29,733	643,380
RMB Holdings Ltd.	67,384	351,115
Sappi Ltd.[a]	47,872	181,768
Sasol Ltd.	73,304	4,238,451
Shoprite Holdings Ltd.	26,180	395,735
Standard Bank Group Ltd.	60,401	815,793
Steinhoff International Holdings Ltd.	175,032	875,446
Tiger Brands Ltd.	14,647	421,991
Truworths International Ltd.	30,855	216,631
Woolworths Holdings Ltd.	73,117	565,682

		28,761,659

Security	Shares	Value
SOUTH KOREA — 3.31%
AmorePacific Corp.	375	$645,765
AmorePacific Group	748	644,771
BS Financial Group Inc.	14,661	236,065
Celltrion Inc.[a,c]	6,545	253,751
Cheil Worldwide Inc.[a]	14,960	314,380
CJ CheilJedang Corp.	950	307,778
Coway Co. Ltd.	5,236	452,868
Daelim Industrial Co. Ltd.	2,106	190,551
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	13,090	316,473
DGB Financial Group Inc.	14,780	241,576
Dongbu Insurance Co. Ltd.	3,740	213,226
Doosan Heavy Industries & Construction Co. Ltd.	2,936	86,550
E-Mart Co. Ltd.	1,900	429,781
GS Engineering & Construction Corp.[a]	6,076	232,317
GS Holdings Corp.	4,095	187,848
Hana Financial Group Inc.	24,996	1,018,955
Hankook Tire Co. Ltd.	4,327	239,535
Hyundai Department Store Co. Ltd.	1,496	214,681
Hyundai Development Co. Engineering & Construction	5,430	204,447
Hyundai Engineering & Construction Co. Ltd.	6,545	403,710
Hyundai Glovis Co. Ltd.	1,496	384,243
Hyundai Heavy Industries Co. Ltd.	3,927	575,000
Hyundai Marine & Fire Insurance Co. Ltd.	5,430	161,128
Hyundai Mobis Co. Ltd.	5,984	1,798,955
Hyundai Motor Co.	14,212	3,394,509
Hyundai Steel Co.	5,049	389,046
Hyundai Wia Corp.	1,309	240,061
Industrial Bank of Korea	11,220	168,106
Kangwon Land Inc.	10,659	355,698
KB Financial Group Inc.	42,610	1,666,510
Kia Motors Corp.	21,692	1,285,249
Korea Aerospace Industries Ltd.	4,488	154,352
Korea Electric Power Corp.	41,140	1,699,074
Korea Gas Corp.[a]	4,372	262,018
Korea Investment Holdings Co. Ltd.	5,610	253,524

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2014

Security	Shares	Value
Korea Zinc Co. Ltd.	935	$377,511
KT Corp.	16,830	545,254
KT&G Corp.	9,911	960,389
LG Chem Ltd.	3,931	1,112,926
LG Corp.	9,350	631,308
LG Display Co. Ltd.[a]	39,270	1,300,913
LG Electronics Inc.	10,098	754,513
LG Household & Health Care Ltd.	1,309	613,842
LG Uplus Corp.	33,660	311,761
Lotte Chemical Corp.	1,683	289,001
Lotte Confectionery Co. Ltd.	187	381,150
Lotte Shopping Co. Ltd.	1,122	347,674
Mirae Asset Securities Co. Ltd.	5,610	257,344
NAVER Corp.	2,618	1,907,751
NCsoft Corp.	1,496	227,053
OCI Co. Ltd.[a]	935	148,730
ORION Corp.	570	522,946
POSCO	6,171	2,026,281
S-Oil Corp.	3,740	200,854
S1 Corp.	3,740	279,813
Samsung C&T Corp.	10,472	750,875
Samsung Electro-Mechanics Co. Ltd.	5,426	334,159
Samsung Electronics Co. Ltd.	11,407	14,904,510
Samsung Engineering Co. Ltd.[a]	2,805	189,938
Samsung Fire & Marine Insurance Co. Ltd.	2,618	720,819
Samsung Heavy Industries Co. Ltd.	14,734	402,090
Samsung Life Insurance Co. Ltd.	3,553	362,957
Samsung SDI Co. Ltd.	5,224	815,734
Samsung Securities Co. Ltd.	5,610	267,442
Samsung Techwin Co. Ltd.	3,179	150,159
Shinhan Financial Group Co. Ltd.	41,829	2,083,616
Shinsegae Co. Ltd.	561	127,990
SK C&C Co. Ltd.	2,431	398,525
SK Holdings Co. Ltd.	2,618	445,736
SK Hynix Inc.[a]	51,986	2,298,744
SK Innovation Co. Ltd.	5,236	527,242
SK Telecom Co. Ltd.	2,244	576,364
Woori Finance Holdings Co. Ltd.[a]	34,496	471,536
Yuhan Corp.	522	89,891

		58,737,842
SPAIN — 2.54%
Abertis Infraestructuras SA	45,315	995,266

Security	Shares	Value
Actividades de Construcciones y Servicios SA	29,100	$1,274,564
Amadeus IT Holding SA Class A	36,091	1,424,548
Banco Bilbao Vizcaya Argentaria SA	491,723	6,065,415
Banco de Sabadell SA	325,735	1,060,819
Banco Popular Espanol SA	177,252	1,086,682
Banco Santander SA	1,056,131	10,664,693
Bankia SAa	447,162	880,104
CaixaBank SA	167,132	1,006,078
Distribuidora Internacional de Alimentacion SA	74,711	620,572
Ferrovial SA	72,163	1,513,968
Gas Natural SDG SA	22,627	694,961
Grifols SA	10,472	473,870
Iberdrola SA	483,678	3,602,100
Inditex SA	99,110	2,898,174
International Consolidated Airlines Group SAa	60,027	336,846
Red Electrica Corporacion SA	8,183	702,917
Repsol SA	97,459	2,428,051
Telefonica SA	389,012	6,355,283
Zardoya Otis SA	64,980	993,761

		45,078,672
SWEDEN — 2.15%
Alfa Laval AB	71,808	1,633,524
Assa Abloy AB Class B	56,912	2,801,943
Atlas Copco AB Class A	54,791	1,639,140
Electrolux AB Class B	49,368	1,228,848
Getinge AB Class B	42,117	1,027,013
Hennes & Mauritz AB Class B	104,533	4,282,161
Hexagon AB Class B	10,847	336,910
Husqvarna AB Class B	139,393	1,101,063
Investor AB Class B	95,183	3,431,905
Lundin Petroleum ABa,c	9,724	174,459
Millicom International Cellular SA SDR[c]	8,097	689,411
Nordea Bank AB	332,112	4,462,817
Sandvik AB	146,795	1,851,425
Securitas AB Class B	74,712	869,266
Skandinaviska Enskilda Banken AB Class A	64,515	865,998
Skanska AB Class B	82,111	1,708,578
Svenska Cellulosa AB Class B	24,310	600,186

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2014

Security	Shares	Value
Svenska Handelsbanken AB Class A	34,303	$1,657,543
Swedbank AB Class A	49,555	1,272,251
Tele2 AB Class B	46,070	562,037
Telefonaktiebolaget LM Ericsson Class B	239,921	2,968,636
TeliaSonera AB	263,762	1,978,420
Volvo AB Class B	91,069	1,115,623

		38,259,157
SWITZERLAND — 6.19%
ABB Ltd. Registered[a]	245,344	5,660,747
Actelion Ltd. Registered[a]	9,163	1,107,460
Adecco SA Registered[a]	10,847	813,555
Aryzta AGa	8,602	780,452
Barry Callebaut AG Registered[a]	187	230,537
Compagnie Financiere Richemont SA Class A Bearer	48,328	4,605,324
Credit Suisse Group AG Registered	131,274	3,571,669
Geberit AG Registered	1,870	628,475
Givaudan SA Registered[a]	726	1,190,439
Holcim Ltd. Registered[a]	14,773	1,184,374
Julius Baer Group Ltd.[a]	15,649	666,885
Kuehne & Nagel International AG Registered	15,579	2,079,941
Lindt & Spruengli AG Participation Certificates	187	971,503
Nestle SA Registered	315,469	23,435,534
Novartis AG Registered	222,952	19,504,929
Roche Holding AG Genusschein	66,976	19,496,918
SGS SA Registered	374	817,264
Sonova Holding AG Registered	3,553	552,897
Sulzer AG Registered	1,037	137,423
Swatch Group AG (The) Bearer	3,072	1,644,954
Swiss Life Holding AG Registered[a]	3,257	755,418
Swiss Prime Site AG Registered	8,228	653,318
Swiss Re AGa	40,593	3,457,525
Swisscom AG Registered	2,244	1,246,255
Syngenta AG Registered	10,473	3,738,630
Transocean Ltd.	30,855	1,245,669
UBS AG Registered[a]	373,728	6,440,468
Zurich Insurance Group AGa	11,595	3,375,340

		109,993,903

Security	Shares	Value
TAIWAN — 2.55%
Acer Inc.[a]	561,000	$448,957
Advanced Semiconductor Engineering Inc.	1,496,218	1,791,101
Asia Cement Corp.	382,785	533,534
AU Optronics Corp.	1,683,000	766,033
Cathay Financial Holding Co. Ltd.	643,318	1,081,153
Chailease Holding Co. Ltd.	228,470	604,134
Chang Hwa Commercial Bank Ltd.	748,512	491,695
China Development Financial Holding Corp.	1,870,000	622,305
China Steel Corp.	1,324,793	1,146,347
Chunghwa Telecom Co. Ltd.	561,000	1,711,649
Compal Electronics Inc.	561,000	520,042
CTBC Financial Holding Co. Ltd.	1,309,192	921,121
Delta Electronics Inc.	187,000	1,284,516
E.Sun Financial Holding Co. Ltd.	899,187	601,167
Epistar Corp.	187,000	411,544
Far EasTone Telecommunications Co. Ltd.	374,000	776,945
First Financial Holding Co. Ltd.	1,197,604	816,653
Formosa Chemicals & Fibre Corp.	192,340	470,115
Formosa Petrochemical Corp.	187,000	478,264
Formosa Plastics Corp.	193,960	499,945
Highwealth Construction Corp.	114,400	264,738
Hon Hai Precision Industry Co. Ltd.	1,251,820	4,320,291
HTC Corp.	43,000	189,983
Hua Nan Financial Holdings Co. Ltd.	1,380,120	890,489
Innolux Corp.	935,640	446,145
MediaTek Inc.	60,000	938,328
Mega Financial Holding Co. Ltd.	821,195	724,274
Nan Ya Plastics Corp.	377,840	883,195
Pegatron Corp.	187,000	358,542
Quanta Computer Inc.	374,000	1,052,555
Shin Kong Financial Holding Co. Ltd.	770,671	256,980
Siliconware Precision Industries Co. Ltd.	935,000	1,306,341
SinoPac Financial Holdings Co. Ltd.	1,219,080	575,201

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2014

Security	Shares	Value
Synnex Technology International Corp.	187,000	$294,316
Taishin Financial Holdings Co. Ltd.	1,285,453	690,101
Taiwan Business Bank Ltd.[a]	1,560,972	499,686
Taiwan Cement Corp.	374,000	559,326
Taiwan Cooperative Financial Holding Co. Ltd.	1,593,972	951,403
Taiwan Mobile Co. Ltd.	374,000	1,147,335
Taiwan Semiconductor Manufacturing Co. Ltd.	2,431,000	9,808,466
U-Ming Marine Transport Corp.	374,000	593,621
Uni-President Enterprises Co.	417,828	799,724
United Microelectronics Corp.	1,870,000	876,090
Vanguard International Semiconductor Corp.	196,000	285,280
Yuanta Financial Holding Co. Ltd.	1,122,000	628,540

		45,318,170
THAILAND — 0.50%
Advanced Information Service PCL NVDR	74,800	484,534
Airports of Thailand PCL NVDR	56,100	373,884
Bangkok Bank PCL NVDR	187,840	1,140,729
Banpu PCL NVDR	187,500	181,018
BEC World PCL NVDR	244,500	380,722
BTS Group Holdings PCL NVDR	448,800	119,503
Central Pattana PCL NVDR	93,500	139,042
Charoen Pokphand Foods PCL NVDR	589,100	490,764
CP All PCL NVDR	697,100	1,004,076
Glow Energy PCL NVDR	214,700	568,343
Home Product Center PCL NVDR[c]	84,571	27,128
Indorama Ventures PCL NVDR	344,488	281,620
Minor International PCL NVDR	168,300	169,034
PTT Exploration & Production PCL NVDR	120,599	610,319
PTT Global Chemical PCL NVDR	187,601	384,141
PTT PCL NVDR	37,500	372,547
Siam Cement PCL (The) NVDR	56,400	762,305
Siam Commercial Bank PCL NVDR	187,000	1,036,624
Thai Oil PCL NVDR	122,200	196,943
TMB Bank PCL NVDR	691,900	61,196

Security	Shares	Value
True Corp. PCL NVDR[a]	448,800	$132,781

		8,917,253
TURKEY — 0.40%
Akbank TAS	104,720	416,410
Anadolu Efes Biracilik ve Malt Sanayii ASa	47,735	578,566
Arcelik AS	108,480	687,750
BIM Birlesik Magazalar AS	36,708	869,294
Coca-Cola Icecek AS	15,895	398,273
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	360,214	466,818
Enka Insaat ve Sanayi AS	42,914	112,029
Haci Omer Sabanci Holding AS	46,189	215,318
KOC Holding AS	36,199	189,842
Koza Altin Isletmeleri AS	4,488	46,446
TAV Havalimanlari Holding AS	13,464	110,780
Turk Hava Yollari AOa	127,761	384,150
Turk Telekomunikasyon AS	78,966	236,697
Turkiye Garanti Bankasi AS	171,853	708,994
Turkiye Halk Bankasi AS	45,815	345,991
Turkiye Is Bankasi AS Class C	72,777	203,558
Turkiye Petrol Rafinerileri AS	28,641	698,952
Turkiye Sise ve Cam Fabrikalari AS	44,746	65,081
Turkiye Vakiflar Bankasi TAO Class D	46,752	110,061
Ulker Biskuvi Sanayi AS	19,448	150,496
Yapi ve Kredi Bankasi ASc	75,276	171,947

		7,167,453
UNITED ARAB EMIRATES — 0.12%
Abu Dhabi Commercial Bank PJSC	172,739	422,789
Aldar Properties PJSC	488,658	501,556
DP World Ltd.	25,721	511,848
Emaar Properties PJSC	278,041	739,565

		2,175,758
UNITED KINGDOM — 15.11%
3i Group PLC	215,237	1,371,776
Aggreko PLC	17,204	499,583
AMEC PLC	68,494	1,315,965
Anglo American PLC	134,640	3,634,729
ARM Holdings PLC	124,355	1,778,264
AstraZeneca PLC	121,363	8,901,754
Aviva PLC	352,313	2,994,867

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2014

Security	Shares	Value
BAE Systems PLC	211,734	$1,529,258
Barclays PLC	1,418,209	5,404,074
BG Group PLC	331,925	6,567,757
BHP Billiton PLC	211,871	7,257,767
BP PLC	1,714,416	14,009,126
British American Tobacco PLC	188,514	11,085,277
British Land Co. PLC	79,720	946,176
British Sky Broadcasting Group PLC	86,955	1,290,425
BT Group PLC	849,354	5,570,950
Bunzl PLC	56,131	1,507,726
Burberry Group PLC	32,725	781,229
Capita PLC	116,362	2,361,376
Carnival PLC	25,193	913,191
Centrica PLC	509,825	2,659,678
Coca-Cola HBC AG	23,001	540,161
Compass Group PLC	227,039	3,708,522
Diageo PLC	257,312	7,758,736
Experian PLC	125,103	2,148,019
Fresnillo PLC	14,025	220,446
G4S PLC	216,952	920,095
GlaxoSmithKline PLC	445,434	10,802,853
Glencore PLC[a]	951,891	5,786,281
HSBC Holdings PLC	1,728,674	18,573,457
ICAP PLC	110,704	650,043
Imperial Tobacco Group PLC	108,647	4,715,951
InterContinental Hotels Group PLC	47,557	1,935,000
ITV PLC	343,706	1,211,041
J Sainsbury PLC	200,560	1,059,496
Johnson Matthey PLC	31,977	1,597,468
Kingfisher PLC	326,689	1,657,956
Land Securities Group PLC	75,455	1,328,684
Legal & General Group PLC	889,933	3,521,798
Lloyds Banking Group PLC[a]	4,709,115	5,903,169
London Stock Exchange Group PLC	53,108	1,737,654
Marks & Spencer Group PLC	202,573	1,471,301
Melrose Industries PLC	98,880	439,384
National Grid PLC	435,523	6,290,434
Next PLC	21,441	2,450,661
Old Mutual PLC	587,995	1,943,729
Pearson PLC	71,808	1,383,273
Persimmon PLC[a]	24,684	522,175
Petrofac Ltd.	21,318	394,823

Security	Shares	Value
Prudential PLC	266,849	$6,160,875
Randgold Resources Ltd.	5,423	468,769
Reckitt Benckiser Group PLC	67,555	5,982,083
Reed Elsevier PLC	74,204	1,195,784
Rexam PLC	158,478	1,340,467
Rio Tinto PLC	122,298	7,003,654
Rolls-Royce Holdings PLC[a]	155,397	2,728,509
Royal Bank of Scotland Group PLC[a,c]	181,321	1,087,659
Royal Dutch Shell PLC Class A	331,254	13,651,437
Royal Dutch Shell PLC Class B	229,075	9,883,324
SABMiller PLC	88,883	4,858,979
Sage Group PLC (The)	204,829	1,276,395
Shire PLC	59,317	4,898,085
Smith & Nephew PLC	132,251	2,290,845
SSE PLC	106,251	2,613,618
Standard Chartered PLC	213,284	4,436,275
Standard Life PLC	255,695	1,617,973
Tesco PLC	785,229	3,420,310
Tullow Oil PLC	95,744	1,177,580
Unilever PLC	93,874	4,073,127
United Utilities Group PLC	50,695	761,736
Vodafone Group PLC	2,425,857	8,113,330
Weir Group PLC (The)	13,838	599,720
Wm Morrison Supermarkets PLC	234,196	666,633
Wolseley PLC	41,514	2,169,926
WPP PLC	145,498	2,908,427

		268,439,078

TOTAL COMMON STOCKS
(Cost: $1,593,168,693)		1,738,742,432

PREFERRED STOCKS — 1.71%

BRAZIL — 1.10%
Banco Bradesco SA	261,830	3,999,266
Bradespar SA	18,700	189,814
Centrais Eletricas Brasileiras SA Class B	18,700	89,873
Companhia Brasileira de Distribuicao	18,700	903,681
Companhia Energetica de Minas Gerais	72,500	590,968
Companhia Paranaense de Energia Class B	29,600	459,826
Gerdau SA	56,100	330,524
Itau Unibanco Holding SA	270,694	4,193,195

76	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2014

Security	Shares	Value
Itausa — Investimentos Itau SA	305,279	$1,278,564
Lojas Americanas SA	45,950	293,030
Metalurgica Gerdau SA	18,700	133,200
Oi SA	296,129	192,113
Petroleo Brasileiro SA	430,100	3,625,451
Telefonica Brasil SA	43,500	875,414
Usinas Siderurgicas de Minas Gerais SA Class A	56,100	199,305
Vale SA Class A	168,300	2,163,634

		19,517,858
CHILE — 0.01%
Sociedad Quimica y Minera de Chile SA Series B	7,733	214,088

		214,088
COLOMBIA — 0.14%
Banco Davivienda SA	23,749	402,089
Bancolombia SA	119,248	1,842,350
Grupo Argos SA	10,659	128,676

		2,373,115
GERMANY — 0.36%
Henkel AG & Co. KGaA	17,765	1,979,530
Porsche Automobil Holding SE	17,109	1,605,405
Volkswagen AG	12,249	2,860,729

		6,445,664
SOUTH KOREA — 0.10%
Hyundai Motor Co. Ltd.	1,496	243,063
Hyundai Motor Co. Ltd. Series 2	3,366	564,903
Samsung Electronics Co. Ltd.	935	976,071

		1,784,037

TOTAL PREFERRED STOCKS
(Cost: $28,639,082)		30,334,762

RIGHTS — 0.01%

SOUTH AFRICA — 0.00%
Steinhoff International Holdings Ltd.[a]	27,773	4,147

		4,147
SPAIN — 0.01%
Banco Santander SAa	1,022,249	214,740
Zardoya Otis SAa	62,898	38,796

		253,536

Security	Shares	Value
THAILAND — 0.00%
True Corp. PCL NVDR[a]	174,461	$16,571

		16,571

TOTAL RIGHTS
(Cost: $245,662)		274,254

SHORT-TERM INVESTMENTS — 1.74%

MONEY MARKET FUNDS — 1.74%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[f,g,h]	28,314,578	28,314,578
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[f,g,h]	1,766,096	1,766,096
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[f,g]	807,895	807,895

		30,888,569

TOTAL SHORT-TERM INVESTMENTS
(Cost: $30,888,569)		30,888,569

TOTAL INVESTMENTS IN SECURITIES — 101.35%
(Cost: $1,652,942,006)		1,800,240,017
Other Assets, Less Liabilities — (1.35)%		(23,973,015)

NET ASSETS — 100.00%		$1,776,267,002

CPO  —  Certificates of Participation (Ordinary)

FDR  —  Fiduciary Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	77

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS FINANCIALS ETF

July 31, 2014

Security	Shares	Value
COMMON STOCKS — 90.55%

BRAZIL — 5.07%
Banco Bradesco SA	3,500	$54,649
Banco do Brasil SA	5,000	61,168
Banco Santander (Brasil) SA Units	5,500	36,992
BB Seguridade Participacoes SA	4,000	58,431
BM&F Bovespa SA	10,500	56,117
BR Malls Participacoes SA	2,500	21,625
BR Properties SA	1,000	6,192
CETIP SA — Mercados Organizados	1,001	14,022
Multiplan Empreendimentos Imobiliarios SA	500	11,894
Porto Seguro SA	500	6,869
Sul America SA Units	1,000	6,024

		333,983
CHILE — 0.96%
Banco de Chile	123,507	15,313
Banco de Credito e Inversiones	205	11,489
Banco Santander (Chile) SA	409,945	25,953
CorpBanca SA	884,240	10,389

		63,144
CHINA — 26.20%
Agile Property Holdings Ltd.	10,000	8,542
Agricultural Bank of China Ltd. Class H	120,000	58,684
Bank of China Ltd. Class H	440,000	211,199
Bank of Communications Co. Ltd. Class H	45,600	35,068
China Cinda Asset Management Co. Ltd.[a,b]	25,000	14,387
China CITIC Bank Corp. Ltd. Class H	50,200	33,488
China Construction Bank Corp. Class H	405,320	312,748
China Everbright Bank Co. Ltd.	10,000	4,645
China Everbright Ltd.	10,000	15,587
China Life Insurance Co. Ltd. Class H	45,000	135,580
China Merchants Bank Co. Ltd. Class H	25,030	51,093
China Minsheng Banking Corp. Ltd. Class H	39,360	40,985
China Overseas Land & Investment Ltd.[b]	20,000	61,419
China Pacific Insurance (Group) Co. Ltd. Class H	15,000	59,516
China Resources Land Ltd.	10,000	23,484
China Taiping Insurance Holdings Co. Ltd.[a]	5,600	12,269
China Vanke Co. Ltd.[a]	7,500	16,606

Security	Shares	Value
Chongqing Rural Commercial Bank Co. Ltd. Class H	15,000	$7,471
CITIC Securities Co. Ltd. Class H	5,500	13,839
Country Garden Holdings Co. Ltd.	26,325	13,485
Evergrande Real Estate Group Ltd.[b]	40,000	17,445
Far East Horizon Ltd.	10,000	7,703
Franshion Properties (China) Ltd.	20,000	5,935
Guangzhou R&F Properties Co. Ltd. Class H	6,000	8,857
Haitong Securities Co. Ltd. Class H	8,000	13,378
Industrial and Commercial Bank of China Ltd. Class H	415,400	285,686
Longfor Properties Co. Ltd.	8,000	11,561
New China Life Insurance Co. Ltd. Class H	5,000	18,193
New World China Land Ltd.	20,000	11,974
People’s Insurance Co. Group of China Ltd. Class H	30,000	13,316
PICC Property and Casualty Co. Ltd. Class H	21,000	34,142
Ping An Insurance (Group) Co. of China Ltd. Class H	12,500	107,257
Poly Property Group Co. Ltd.	20,000	9,781
Shimao Property Holdings Ltd.	7,500	17,419
Shui On Land Ltd.	21,666	5,843
Sino-Ocean Land Holdings Ltd.	17,500	10,274
SOHO China Ltd.	12,500	10,548
Yuexiu Property Co. Ltd.	30,000	6,774

		1,726,181
COLOMBIA — 0.62%
Corporacion Financiera Colombiana SA NVS	570	11,721
Grupo Inversiones Suramericana SA	1,315	29,284

		41,005
CZECH REPUBLIC — 0.30%
Komercni Banka AS	90	19,579

		19,579
EGYPT — 0.45%
Commercial International Bank (Egypt) SAE SP ADR	5,140	29,915

		29,915
GREECE — 1.45%
Alpha Bank AEa	21,820	17,517
Eurobank Ergasias SAa	47,015	21,137

78	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS FINANCIALS ETF

July 31, 2014

Security	Shares	Value
National Bank of Greece SAa	9,265	$29,876
Piraeus Bank SAa	12,875	27,218

		95,748
HUNGARY — 0.34%
OTP Bank PLC	1,280	22,204

		22,204
INDIA — 4.48%
HDFC Bank Ltd. SP ADR	3,801	180,167
ICICI Bank Ltd. SP ADR	2,305	115,296

		295,463
INDONESIA — 3.42%
PT Bank Central Asia Tbk	69,500	69,635
PT Bank Danamon Indonesia Tbk	23,580	7,852
PT Bank Mandiri (Persero) Tbk	54,025	47,830
PT Bank Negara Indonesia (Persero) Tbk	47,833	21,071
PT Bank Rakyat Indonesia (Persero) Tbk	64,500	62,397
PT Bumi Serpong Damai Tbk	40,000	5,476
PT Lippo Karawaci Tbk	117,500	11,164

		225,425
MALAYSIA — 4.62%
Alliance Financial Group Bhd	6,500	9,945
AMMB Holdings Bhd	10,500	22,800
CIMB Group Holdings Bhd	28,100	61,546
Hong Leong Bank Bhd	2,000	8,836
Hong Leong Financial Group Bhd	1,000	5,463
IOI Properties Group Bhd[a]	8,000	6,308
Malayan Banking Bhd	25,000	77,284
Public Bank Bhd	15,000	92,835
RHB Capital Bhd	4,500	12,757
UEM Sunrise Bhd	10,000	6,602

		304,376
MEXICO — 3.32%
Compartamos SAB de CV	6,500	13,090
Fibra Uno Administracion SAB de CV	12,000	42,131
Grupo Financiero Banorte SAB de CV Series O	14,000	92,952
Grupo Financiero Inbursa SAB de CV Series O	14,000	42,594
Grupo Financiero Santander Mexico SAB de CV Series B	10,500	27,843

		218,610

Security	Shares	Value
PERU — 0.88%
Credicorp Ltd.	390	$57,689

		57,689
PHILIPPINES — 1.47%
Ayala Corp.	1,250	18,917
Ayala Land Inc.	34,000	24,358
Bank of the Philippine Islands	3,706	8,097
BDO Unibank Inc.	7,746	16,150
Megaworld Corp.	70,000	6,842
Metro Pacific Investments Corp.	75,000	8,659
Metropolitan Bank & Trust Co.	390	772
SM Prime Holdings Inc.	36,150	12,737

		96,532
POLAND — 3.00%
Alior Bank SAa	245	6,061
Bank Handlowy w Warszawie SA	185	6,457
Bank Millennium SA	2,395	5,752
Bank Pekao SA	745	39,602
Bank Zachodni WBK SA	160	18,186
Getin Noble Bank SAa	7,540	6,664
mBank SA	91	13,638
Powszechna Kasa Oszczednosci Bank Polski SA	5,150	58,710
Powszechny Zaklad Ubezpieczen SA	300	42,270

		197,340
QATAR — 0.94%
Barwa Real Estate Co.	805	8,335
Commercial Bank of Qatar QSC (The)	67	1,251
Doha Bank QSC	235	3,634
Masraf Al Rayan QSC	2,135	31,195
Qatar Islamic Bank SAQ	290	8,419
Qatar National Bank	185	9,197

		62,031
RUSSIA — 2.27%
Sberbank of Russia SP ADR	17,850	149,226

		149,226
SOUTH AFRICA — 7.31%
African Bank Investments Ltd.[b]	8,252	4,743
Barclays Africa Group Ltd.	2,020	31,573
Coronation Fund Managers Ltd.	1,255	11,471
Discovery Ltd.	1,735	15,219
FirstRand Ltd.	18,165	73,311
Growthpoint Properties Ltd.	10,695	24,770
Investec Ltd.	1,595	13,776

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS FINANCIALS ETF

July 31, 2014

Security	Shares	Value
Liberty Holdings Ltd.	675	$8,157
MMI Holdings Ltd.	6,346	15,390
Nedbank Group Ltd.	1,260	27,513
Rand Merchant Insurance Holdings Ltd.	2,600	7,538
Redefine Properties Ltd.	18,740	16,822
Remgro Ltd.	2,840	61,454
RMB Holdings Ltd.	4,610	24,021
Sanlam Ltd.	10,275	58,583
Standard Bank Group Ltd.	6,465	87,318

		481,659
SOUTH KOREA — 8.09%
BS Financial Group Inc.	1,146	18,452
Daewoo Securities Co. Ltd.[a]	1,300	13,217
Dongbu Insurance Co. Ltd.	255	14,538
Hana Financial Group Inc.	1,650	67,262
Hanwha Life Insurance Co. Ltd.	1,100	7,342
Hyundai Marine & Fire Insurance Co. Ltd.	350	10,386
Industrial Bank of Korea	1,450	21,725
KB Financial Group Inc.	2,195	85,848
Korea Investment Holdings Co. Ltd.	350	15,817
Mirae Asset Securities Co. Ltd.	200	9,174
Samsung Card Co. Ltd.	300	14,024
Samsung Fire & Marine Insurance Co. Ltd.	190	52,313
Samsung Life Insurance Co. Ltd.	315	32,179
Samsung Securities Co. Ltd.	350	16,685
Shinhan Financial Group Co. Ltd.	2,400	119,551
Woori Finance Holdings Co. Ltd.[a]	1,905	26,040
Woori Investment & Securities Co. Ltd.	795	8,740

		533,293
TAIWAN — 7.63%
Cathay Financial Holding Co. Ltd.	47,300	79,492
Chailease Holding Co. Ltd.	5,500	14,543
Chang Hwa Commercial Bank Ltd.	30,000	19,707
China Development Financial Holding Corp.	85,000	28,287
China Life Insurance Co. Ltd.	11,400	10,986
CTBC Financial Holding Co. Ltd.	75,070	52,818
E.Sun Financial Holding Co. Ltd.	32,732	21,884
First Financial Holding Co. Ltd.	35,000	23,867
Fubon Financial Holding Co. Ltd.	40,000	63,355
Hua Nan Financial Holdings Co. Ltd.	35,000	22,583
Mega Financial Holding Co. Ltd.	55,378	48,842
Ruentex Development Co. Ltd.	5,000	9,020

Security	Shares	Value
Shin Kong Financial Holding Co. Ltd.	41,049	$13,688
SinoPac Financial Holdings Co. Ltd.	40,000	18,873
Taishin Financial Holdings Co. Ltd.	42,180	22,644
Taiwan Business Bank Ltd.[a]	20,000	6,402
Taiwan Cooperative Financial Holding Co. Ltd.	30,000	17,906
Yuanta Financial Holding Co. Ltd.	50,000	28,010

		502,907
THAILAND — 2.85%
Bangkok Bank PCL Foreign	2,500	15,299
Bangkok Bank PCL NVDR	3,000	18,219
Central Pattana PCL NVDR	8,500	12,640
Kasikornbank PCL Foreign	6,500	42,915
Kasikornbank PCL NVDR	4,000	26,035
Krung Thai Bank PCL NVDR	22,075	14,781
Siam Commercial Bank PCL NVDR	9,000	49,891
TMB Bank PCL NVDR	89,500	7,916

		187,696
TURKEY — 3.26%
Akbank TAS	10,785	42,886
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	10,985	14,236
Haci Omer Sabanci Holding AS	4,890	22,796
Turkiye Garanti Bankasi AS	13,840	57,098
Turkiye Halk Bankasi AS	3,745	28,282
Turkiye Is Bankasi AS Class C	9,437	26,395
Turkiye Vakiflar Bankasi TAO Class D	4,494	10,579
Yapi ve Kredi Bankasi ASb	5,500	12,563

		214,835
UNITED ARAB EMIRATES — 1.62%
Abu Dhabi Commercial Bank PJSC	6,815	16,680
Aldar Properties PJSC	19,375	19,887
Dubai Financial Market PJSC	12,585	11,752
Dubai Islamic Bank PJSC	3,290	6,951
Emaar Properties PJSC	10,820	28,780
First Gulf Bank PJSC	2,185	10,827
National Bank of Abu Dhabi PJSC	3,050	12,040

		106,917

TOTAL COMMON STOCKS
(Cost: $5,872,599)		5,965,758

PREFERRED STOCKS — 8.81%

BRAZIL — 7.81%
Banco Bradesco SA	12,000	183,291

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)
iSHARES® MSCI EMERGING MARKETS FINANCIALS ETF

July 31, 2014

Security	Shares	Value
Banco do Estado do Rio Grande do Sul SA Class B	1,000	$5,093
Itau Unibanco Holding SA	16,050	248,623
Itausa — Investimentos Itau SA	18,557	77,720

		514,727
COLOMBIA — 1.00%
Banco Davivienda SA	670	11,343
Bancolombia SA	2,115	32,676
Grupo Aval Acciones y Valores SA	9,455	7,002
Grupo de Inversiones Suramericana SA	700	14,798

		65,819

TOTAL PREFERRED STOCKS
(Cost: $441,430)		580,546

SHORT-TERM INVESTMENTS — 1.68%

MONEY MARKET FUNDS — 1.68%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	98,633	98,633
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]	6,152	6,152
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	5,769	5,769

		110,554

TOTAL SHORT-TERM INVESTMENTS
(Cost: $110,554)		110,554

TOTAL INVESTMENTS IN SECURITIES — 101.04%
(Cost: $6,424,583)		6,656,858
Other Assets, Less Liabilities — (1.04)%		(68,820)

NET ASSETS — 100.00%		$6,588,038

NVDR  —  Non-Voting Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	81

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS MATERIALS ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 87.91%

BRAZIL — 7.72%
Companhia Siderurgica Nacional SA	15,300	$77,314
Duratex SA	5,880	21,720
Fibria Celulose SAa	5,400	53,073
Klabin SA	9,900	49,589
Vale SA	27,000	387,859

		589,555
CHILE — 1.05%
CAP SA	1,530	20,741
Empresas CMPC SA	26,548	59,430

		80,171
CHINA — 6.46%
Aluminum Corp. of China Ltd. Class Ha,b	72,000	33,259
Anhui Conch Cement Co. Ltd. Class Hb	27,000	102,251
BBMG Corp. Class H	27,000	21,147
China BlueChemical Ltd. Class H	36,000	18,627
China National Building Material Co. Ltd. Class H	54,000	54,348
China Resources Cement Holdings Ltd.[b]	36,000	26,199
Fosun International Ltd.[b]	36,000	45,894
Jiangxi Copper Co. Ltd. Class H	27,000	51,701
Lee & Man Paper Manufacturing Ltd.[b]	36,000	21,925
Nine Dragons Paper (Holdings) Ltd.[b]	36,000	29,868
Sinopec Shanghai Petrochemical Co. Ltd. Class H	81,000	25,188
Yingde Gases Group Co. Ltd.[b]	22,500	24,648
Zijin Mining Group Co. Ltd. Class Hb	145,000	37,793

		492,848
COLOMBIA — 2.10%
Cementos Argos SA	9,450	55,379
Cemex Latam Holdings SAa	3,384	33,352
Grupo Argos SA	5,895	71,542

		160,273
GREECE — 0.36%
Titan Cement Co. SA	880	27,081

		27,081
INDIA — 5.92%
Sesa Sterlite Ltd. SP ADR	12,285	231,203
Tata Steel Ltd. SP GDR[c]	24,237	220,557

		451,760
INDONESIA — 2.04%
PT Indocement Tunggal Prakarsa Tbk	31,500	67,884

Security	Shares	Value

PT Semen Gresik (Persero) Tbk	61,200	$87,617

		155,501
MALAYSIA — 2.10%
Lafarge Malaysia Bhd	9,900	30,202
Petronas Chemicals Group Bhd	62,600	130,057

		160,259
MEXICO — 9.96%
Cemex SAB de CV CPO[a,b]	241,267	302,290
Grupo Mexico SAB de CV Series B	78,399	278,274
Industrias Penoles SAB de CV	3,015	75,278
Mexichem SAB de CV	19,847	79,340
Minera Frisco SAB de CV Series A1[a,b]	12,600	25,214

		760,396
PERU — 2.14%
Compania de Minas Buenaventura SA SP ADR	4,392	51,430
Southern Copper Corp.	3,411	112,086

		163,516
POLAND — 2.25%
Grupa Azoty SA	963	22,447
Jastrzebska Spolka Weglowa SAa	1,080	14,370
KGHM Polska Miedz SA	2,835	116,521
Synthos SA	12,609	18,169

		171,507
RUSSIA — 4.93%
MMC Norilsk Nickel OJSC SP ADR	11,214	217,888
Severstal OAO SP GDR[c]	4,392	42,493
Uralkali OJSC SP GDR[c]	6,030	115,776

		376,157
SOUTH AFRICA — 8.74%
African Rainbow Minerals Ltd.	2,196	40,873
Anglo American Platinum Ltd.[a]	1,161	51,062
AngloGold Ashanti Ltd.[a]	8,523	145,583
Assore Ltd.	711	23,600
Gold Fields Ltd.	16,767	66,026
Harmony Gold Mining Co. Ltd.[a]	9,162	28,316
Impala Platinum Holdings Ltd.	11,160	110,730
Kumba Iron Ore Ltd.	1,314	45,985
Nampak Ltd.	12,087	46,018
Northam Platinum Ltd.[a]	8,595	35,298
PPC Ltd.	10,494	31,492
Sappi Ltd.[a]	11,079	42,066

		667,049
SOUTH KOREA — 14.87%
Hanwha Chemical Corp.	2,160	38,037

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS MATERIALS ETF

July 31, 2014

Security	Shares	Value

Hanwha Corp.	990	$28,317
Hyosung Corp.	495	36,167
Hyundai Steel Co.	1,440	110,958
Korea Zinc Co. Ltd.	180	72,676
Kumho Petro Chemical Co. Ltd.	279	24,647
LG Chem Ltd.	963	272,640
Lotte Chemical Corp.	315	54,091
OCI Co. Ltd.[a]	342	54,402
POSCO	1,350	443,279

		1,135,214
TAIWAN — 13.58%
Asia Cement Corp.	45,000	62,722
China Steel Corp.	243,310	210,537
Formosa Chemicals & Fibre Corp.	63,000	153,984
Formosa Plastics Corp.	85,000	219,093
Nan Ya Plastics Corp.	99,000	231,411
Taiwan Cement Corp.	72,000	107,678
Taiwan Fertilizer Co. Ltd.	18,000	36,733
TSRC Corp.	9,450	14,054

		1,036,212
THAILAND — 2.75%
Indorama Ventures PCL NVDR	23,400	19,130
PTT Global Chemical PCL NVDR	34,262	70,157
Siam Cement PCL (The) Foreign	6,300	84,366
Siam Cement PCL (The) NVDR[b]	2,700	36,493

		210,146
TURKEY — 0.94%
Eregli Demir ve Celik Fabrikalari TAS	28,485	60,153
Koza Altin Isletmeleri AS	1,134	11,736

		71,889

TOTAL COMMON STOCKS
(Cost: $7,331,939)		6,709,534

PREFERRED STOCKS — 11.61%

BRAZIL — 10.06%
Bradespar SA	4,500	45,677
Braskem SA Class A	3,600	22,290
Gerdau SA	18,000	106,051
Metalurgica Gerdau SA	6,300	44,875
Suzano Papel e Celulose SA Class A	6,300	24,467
Usinas Siderurgicas de Minas Gerais SA Class A	7,200	25,579
Vale SA Class A	38,800	498,806

		767,745

Security	Shares	Value

CHILE — 0.71%
Sociedad Quimica y Minera de Chile SA Series B	1,962	$54,318

		54,318
COLOMBIA — 0.45%
Grupo Argos SA	2,829	34,152

		34,152
SOUTH KOREA — 0.39%
LG Chem Ltd.	153	29,771

		29,771

TOTAL PREFERRED STOCKS
(Cost: $928,255)		885,986

SHORT-TERM INVESTMENTS — 8.83%

MONEY MARKET FUNDS — 8.83%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[d,e,f]	627,049	627,049
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[d,e,f]	39,111	39,111
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	7,693	7,693

		673,853

TOTAL SHORT-TERM INVESTMENTS
(Cost: $673,853)		673,853

TOTAL INVESTMENTS IN SECURITIES — 108.35%
(Cost: $8,934,047)		8,269,373
Other Assets, Less Liabilities — (8.35)%		(637,211)

NET ASSETS — 100.00%		$7,632,162

CPO  —  Certificates of Participation (Ordinary)

NVDR  —  Non-Voting Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	83

Schedule of Investments

iSHARES® MSCI EUROPE FINANCIALS ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.67%

AUSTRIA — 0.77%
Erste Group Bank AG	65,110	$1,677,442
IMMOEAST AG Escrow[a,b]	740	—
IMMOFINANZ AGa	216,778	685,966
IMMOFINANZ AG Escrow[a,b]	328	—
Raiffeisen International Bank Holding AG	27,193	749,151
Vienna Insurance Group AG	8,809	438,220

		3,550,779
BELGIUM — 1.49%
Ageas	51,322	1,844,102
Groupe Bruxelles Lambert SA	18,767	1,865,692
KBC Groep NVa	58,216	3,167,909

		6,877,703
DENMARK — 1.06%
Danske Bank A/S	152,434	4,412,865
TrygVesta A/S	4,979	500,867

		4,913,732
FINLAND — 1.12%
Sampo OYJ Class A	103,793	5,166,152

		5,166,152
FRANCE — 11.24%
AXA SA	422,066	9,707,613
BNP Paribas SA	246,269	16,310,645
CNP Assurances SA	39,832	782,907
Credit Agricole SA	232,481	3,147,924
Eurazeo	8,809	662,045
Fonciere des Regions	6,511	653,292
Gecina SA	5,362	765,145
Icade	8,809	849,685
Klepierre	23,363	1,105,187
Natixis	214,863	1,388,561
SCOR SE	35,619	1,144,989
Societe Generale	167,371	8,410,158
Unibail-Rodamco SE	22,597	6,066,611
Wendel	7,277	954,774

		51,949,536
GERMANY — 10.10%
Allianz SE Registered	106,091	17,729,528
Commerzbank AGa	225,204	3,261,822
Deutsche Bank AG Registered	320,962	11,028,205
Deutsche Boerse AG	44,428	3,224,279

Security	Shares	Value

Deutsche Wohnen AG Bearer	65,876	$1,429,224
Hannover Rueck SE Registered	13,788	1,178,112
Muenchener Rueckversicherungs-Gesellschaft AG Registered	41,747	8,870,171

		46,721,341
IRELAND — 0.43%
Bank of Ireland[a]	5,668,783	2,009,981

		2,009,981
ITALY — 6.48%
Assicurazioni Generali SpA	271,930	5,686,857
Banca Monte dei Paschi di Siena SpA[a]	1,026,113	1,853,468
Banco Popolare SCa	84,260	1,310,038
Exor SpA	22,597	867,739
Intesa Sanpaolo SpA	2,707,044	8,077,117
Intesa Sanpaolo SpA RNC	219,842	590,651
Mediobanca SpA[a]	139,795	1,239,178
UniCredit SpA	1,027,589	8,056,998
Unione di Banche Italiane SpA	199,160	1,648,155
UnipolSai SpA	209,884	637,472

		29,967,673
NETHERLANDS — 3.67%
AEGON NV	420,534	3,425,563
Corio NV	15,703	834,647
Delta Lloyd NV	45,960	1,061,702
ING Groep NV CVA[a]	893,539	11,650,688

		16,972,600
NORWAY — 1.07%
DNB ASA	227,119	4,038,921
Gjensidige Forsikring ASA	46,343	894,771

		4,933,692
PORTUGAL — 0.30%
Banco Comercial Portugues SA Registered[a,c]	8,511,204	1,220,793
Banco Espirito Santo SA Registered[a,c]	595,170	160,064

		1,380,857
SPAIN — 11.93%
Banco Bilbao Vizcaya Argentaria SA	1,372,672	16,931,943
Banco de Sabadell SA	793,576	2,584,433
Banco Popular Espanol SA	407,941	2,500,971
Banco Santander SA	2,746,876	27,737,646
Bankia SAa	1,072,783	2,111,450
CaixaBank SA	413,035	2,486,332

84	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE FINANCIALS ETF

July 31, 2014

Security	Shares	Value

Mapfre SA	212,565	$819,675

		55,172,450
SWEDEN — 6.89%
Industrivarden AB Class C	28,725	535,322
Investment AB Kinnevik Class B	54,769	2,276,110
Investor AB Class B	105,708	3,811,393
Nordea Bank AB	707,018	9,500,687
Skandinaviska Enskilda Banken AB Class A	352,743	4,734,943
Svenska Handelsbanken AB Class A	116,049	5,607,563
Swedbank AB Class A	210,650	5,408,126

		31,874,144
SWITZERLAND — 10.63%
Baloise Holding AG Registered	11,107	1,341,195
Credit Suisse Group AG Registered	352,743	9,597,341
Julius Baer Group Ltd.[a]	52,088	2,219,740
Pargesa Holding SA Bearer	7,277	616,220
Partners Group Holding AG	3,830	961,186
Swiss Life Holding AG Registered[a]	7,277	1,687,803
Swiss Prime Site AG Registered[a]	13,405	1,064,380
Swiss Re AGa	81,962	6,981,147
UBS AG Registered[a]	849,494	14,639,361
Zurich Insurance Group AGa	34,470	10,034,322

		49,142,695
UNITED KINGDOM — 32.49%
3i Group PLC	226,736	1,445,063
Aberdeen Asset Management PLC	212,948	1,487,694
Admiral Group PLC	45,194	1,111,706
Aviva PLC	686,336	5,834,259
Barclays PLC	3,804,722	14,497,862
British Land Co. PLC	221,757	2,631,977
Direct Line Insurance Group PLC	350,445	1,686,220
Friends Life Group Ltd.	330,912	1,856,489
Hammerson PLC	165,073	1,674,943
Hargreaves Lansdown PLC	55,152	954,409
HSBC Holdings PLC	4,379,988	47,060,069
ICAP PLC	127,922	751,146
Intu Properties PLC	202,224	1,122,571
Investec PLC	128,305	1,114,496
Land Securities Group PLC	183,074	3,223,743
Legal & General Group PLC	1,378,034	5,453,396
Lloyds Banking Group PLC[a]	13,283,972	16,652,287

Security	Shares	Value

London Stock Exchange Group PLC	41,364	$1,353,399
Old Mutual PLC	1,141,340	3,772,916
Prudential PLC	595,948	13,758,946
Royal Bank of Scotland Group PLC[a]	578,330	3,469,129
RSA Insurance Group PLC	235,928	1,827,081
Schroders PLC	29,108	1,174,518
SEGRO PLC	171,967	1,039,097
Standard Chartered PLC	564,925	11,750,354
Standard Life PLC	554,201	3,506,843

		150,210,613

TOTAL COMMON STOCKS
(Cost: $449,596,896)		460,843,948

RIGHTS — 0.12%

SPAIN — 0.12%
Banco Santander SAa	2,746,876	577,025

		577,025

TOTAL RIGHTS
(Cost: $566,561)		577,025

SHORT-TERM INVESTMENTS — 0.10%

MONEY MARKET FUNDS — 0.10%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[d,e,f]	281,054	281,054
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[d,e,f]	17,530	17,530
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	166,663	166,663

		465,247

TOTAL SHORT-TERM INVESTMENTS
(Cost: $465,247)		465,247

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE FINANCIALS ETF

July 31, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 99.89%
(Cost: $450,628,704)	$461,886,220
Other Assets, Less Liabilities — 0.11%	501,079

NET ASSETS — 100.00%	$462,387,299

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

86	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI FAR EAST FINANCIALS ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.81%

HONG KONG — 27.34%
AIA Group Ltd.	59,400	$320,758
Bank of East Asia Ltd. (The)	6,000	25,664
BOC Hong Kong (Holdings) Ltd.	18,000	56,787
Cheung Kong (Holdings) Ltd.	6,000	116,670
First Pacific Co. Ltd.	12,000	14,477
Hang Lung Properties Ltd.	12,000	37,239
Hang Seng Bank Ltd.	3,900	66,325
Henderson Land Development Co. Ltd.[a]	6,820	43,516
Hong Kong Exchanges and Clearing Ltd.	5,400	120,890
Hysan Development Co. Ltd.	3,000	14,477
Kerry Properties Ltd.	3,000	11,032
Link REIT (The)	12,000	68,051
New World Development Co. Ltd.	24,000	30,441
Sino Land Co. Ltd.	12,800	22,132
Sun Hung Kai Properties Ltd.	9,000	136,915
Swire Pacific Ltd. Class A	3,000	38,690
Swire Properties Ltd.	6,000	19,664
Wharf (Holdings) Ltd. (The)	6,600	52,970
Wheelock and Co. Ltd.	6,000	30,464

		1,227,162
JAPAN — 60.65%
Acom Co. Ltd.[b]	2,100	8,413
AEON Financial Service Co. Ltd.	600	13,880
AEON Mall Co. Ltd.	600	14,201
Aozora Bank Ltd.	6,000	20,538
Bank of Kyoto Ltd. (The)	3,000	27,568
Bank of Yokohama Ltd. (The)	6,000	34,587
Chiba Bank Ltd. (The)	3,000	22,113
Chugoku Bank Ltd. (The)	900	13,951
Credit Saison Co. Ltd.	600	12,031
Dai-ichi Life Insurance Co. Ltd. (The)	5,100	73,052
Daito Trust Construction Co. Ltd.	300	36,393
Daiwa House Industry Co. Ltd.	3,000	61,584
Daiwa Securities Group Inc.	9,000	76,719
Fukuoka Financial Group Inc.	3,000	15,520
Gunma Bank Ltd. (The)	3,000	17,825
Hachijuni Bank Ltd. (The)	3,000	18,671
Hiroshima Bank Ltd. (The)	3,000	14,732
Hokuhoku Financial Group Inc.	6,000	12,428
Hulic Co. Ltd.	1,200	14,365
Iyo Bank Ltd. (The)	1,200	12,276
Japan Exchange Group Inc.	1,200	27,843

Security	Shares	Value

Japan Prime Realty Investment Corp.	3	$10,429
Japan Real Estate Investment Corp.	6	33,957
Japan Retail Fund Investment Corp.	12	26,559
Joyo Bank Ltd. (The)	3,000	16,133
Mitsubishi Estate Co. Ltd.	6,000	148,636
Mitsubishi UFJ Financial Group Inc.	63,300	378,932
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,400	13,676
Mitsui Fudosan Co. Ltd.	4,000	133,982
Mizuho Financial Group Inc.	115,500	226,316
MS&AD Insurance Group Holdings Inc.	2,480	57,385
Nippon Building Fund Inc.	6	33,841
Nippon Prologis REIT Inc.	6	14,021
NKSJ Holdings Inc.	1,800	46,192
Nomura Holdings Inc.	18,000	115,577
Nomura Real Estate Holdings Inc.	600	11,261
NTT Urban Development Corp.	600	6,640
ORIX Corp.	6,600	108,690
Resona Holdings Inc.	11,400	64,142
SBI Holdings Inc.	920	10,950
Seven Bank Ltd.	3,300	13,382
Shinsei Bank Ltd.	9,000	19,254
Shizuoka Bank Ltd. (The)	3,000	32,703
Sony Financial Holdings Inc.	900	14,922
Sumitomo Mitsui Financial Group Inc.	6,300	260,981
Sumitomo Mitsui Trust Holdings Inc.	15,940	70,078
Sumitomo Realty & Development Co. Ltd.	2,000	83,678
T&D Holdings Inc.	3,000	38,202
Tokio Marine Holdings Inc.	3,600	114,545
Tokyo Tatemono Co. Ltd.	3,000	25,964
Tokyu Fudosan Holdings Corp.	2,400	18,437
United Urban Investment Corp.	15	24,199

		2,722,354
SINGAPORE — 11.82%
Ascendas REIT	12,000	22,406
CapitaCommercial Trust	9,000	12,009
CapitaLand Ltd.	12,000	33,177
CapitaMall Trust Management Ltd.	12,000	18,945
City Developments Ltd.	3,000	25,436
DBS Group Holdings Ltd.	9,000	131,410
Global Logistic Properties Ltd.	15,000	33,538
Keppel Land Ltd.	3,000	8,751
Oversea-Chinese Banking Corp. Ltd.	12,000	95,973
Singapore Exchange Ltd.	3,000	16,973

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® MSCI FAR EAST FINANCIALS ETF

July 31, 2014

Security	Shares	Value

United Overseas Bank Ltd.	6,000	$116,168
UOL Group Ltd.	3,000	15,939

		530,725

TOTAL COMMON STOCKS
(Cost: $4,428,924)		4,480,241

SHORT-TERM INVESTMENTS — 1.03%

MONEY MARKET FUNDS — 1.03%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	40,861	40,861
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]	2,548	2,548
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	2,800	2,800

		46,209

TOTAL SHORT-TERM INVESTMENTS
(Cost: $46,209)		46,209

TOTAL INVESTMENTS IN SECURITIES — 100.84%
(Cost: $4,475,133)		4,526,450
Other Assets, Less Liabilities — (0.84)%		(37,747)

NET ASSETS — 100.00%		$4,488,703

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

88	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI KOKUSAI ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.46%

AUSTRALIA — 3.59%
AGL Energy Ltd.	9,630	$132,325
ALS Ltd.	6,184	44,902
Alumina Ltd.[a]	41,850	62,447
Amcor Ltd.	18,855	182,833
AMP Ltd.	47,970	244,841
APA Group	13,906	96,575
Asciano Ltd.	15,507	87,222
ASX Ltd.	3,385	113,891
Aurizon Holdings Ltd.	31,095	145,123
Australia and New Zealand Banking Group Ltd.	44,055	1,391,341
Bank of Queensland Ltd.	6,228	72,609
Bendigo and Adelaide Bank Ltd.	7,066	83,758
BGP Holdings PLC[a,b]	38,252	1
BHP Billiton Ltd.	51,075	1,836,697
Boral Ltd.	14,130	70,412
Brambles Ltd.	25,515	223,692
Caltex Australia Ltd.	2,385	54,790
CFS Retail Property Trust Group	32,805	66,182
Coca-Cola Amatil Ltd.	10,080	87,247
Cochlear Ltd.	945	55,921
Commonwealth Bank of Australia	25,695	2,000,673
Computershare Ltd.	7,740	94,626
Crown Resorts Ltd.	6,480	98,018
CSL Ltd.	7,650	482,207
Dexus Property Group	88,515	97,928
Federation Centres	25,290	60,661
Flight Centre Travel Group Ltd.	1,035	45,706
Fortescue Metals Group Ltd.	24,660	112,798
Goodman Group	25,965	128,664
GPT Group (The)	26,100	98,759
Harvey Norman Holdings Ltd.	11,385	32,707
Iluka Resources Ltd.	6,885	56,521
Incitec Pivot Ltd.	29,025	80,414
Insurance Australia Group Ltd.	36,180	211,910
James Hardie Industries SE	7,065	89,855
Leighton Holdings Ltd.	1,806	37,107
Lend Lease Group	8,100	102,265
Macquarie Group Ltd.	4,526	246,242
Metcash Ltd.	13,230	35,793
Mirvac Group	55,986	94,471
National Australia Bank Ltd.	37,800	1,241,239
Newcrest Mining Ltd.[a]	11,655	118,109

Security	Shares	Value

Orica Ltd.	6,300	$128,856
Origin Energy Ltd.	18,045	240,406
Qantas Airways Ltd.[a]	19,935	24,742
QBE Insurance Group Ltd.	19,845	202,949
Ramsay Health Care Ltd.	2,385	107,297
Rio Tinto Ltd.	7,062	435,821
Santos Ltd.	15,840	214,417
Scentre Group[a]	85,344	269,771
Seek Ltd.	4,995	77,041
Sonic Healthcare Ltd.	6,798	114,836
SP AusNet	37,890	47,556
Stockland Corp. Ltd.	36,955	139,490
Suncorp Group Ltd.	20,340	270,225
Sydney Airport	17,145	68,541
Tabcorp Holdings Ltd.	14,670	47,735
Tatts Group Ltd.	25,650	84,895
Telstra Corp. Ltd.	68,492	349,587
Toll Holdings Ltd.	9,675	49,112
TPG Telecom Ltd.	4,500	23,094
Transurban Group	28,835	208,565
Treasury Wine Estates Ltd.	11,565	54,190
Wesfarmers Ltd.	18,135	742,182
Westfield Corp.	33,120	230,322
Westpac Banking Corp.	49,545	1,594,205
Woodside Petroleum Ltd.	10,620	419,817
Woolworths Ltd.	19,845	681,724
WorleyParsons Ltd.	3,375	56,479

		17,503,337
AUSTRIA — 0.11%
Andritz AG	1,035	56,086
Erste Group Bank AG	4,573	117,815
IMMOEAST AG Escrow[a,b]	5,270	—
IMMOFINANZ AG	13,292	42,061
OMV AG	2,430	97,735
Raiffeisen International Bank Holding AG	1,890	52,068
Telekom Austria AG	4,095	39,176
Vienna Insurance Group AG	540	26,863
Voestalpine AG	1,890	83,350

		515,154
BELGIUM — 0.53%
Ageas	3,369	121,055
Anheuser-Busch InBev NV	12,735	1,379,853
Belgacom SAc	2,298	75,085
Colruyt SA	1,350	65,460

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2014

Security	Shares	Value

Delhaize Brothers and Co. “The Lion” (Delhaize Group) SA	1,620	$105,810
Groupe Bruxelles Lambert SA	1,350	134,208
KBC Groep NVa	4,005	217,938
Solvay SA	990	160,080
Telenet Group Holding NVa	940	50,296
UCB SA	1,782	163,660
Umicore SA	1,782	86,074

		2,559,519
CANADA — 4.76%
Agnico-Eagle Mines Ltd.	2,790	103,896
Agrium Inc.	2,295	209,547
Alimentation Couche-Tard Inc. Class B	6,615	181,318
AltaGas Ltd.	1,800	81,596
ARC Resources Ltd.	4,815	132,864
ATCO Ltd. Class I NVS	900	39,517
Athabasca Oil Corp.[a]	5,490	31,418
Bank of Montreal	10,215	762,571
Bank of Nova Scotia	19,395	1,318,536
Barrick Gold Corp.	18,945	342,825
Baytex Energy Corp.	1,935	83,077
BCE Inc.	3,870	175,539
Bell Aliant Inc.[c]	1,260	35,764
BlackBerry Ltd.[a,c]	7,695	72,027
Bombardier Inc. Class B	25,110	86,033
Brookfield Asset Management Inc. Class A	8,821	394,115
CAE Inc.	5,805	74,225
Cameco Corp.	6,525	131,741
Canadian Imperial Bank of Commerce	6,255	581,517
Canadian National Railway Co.	13,275	888,821
Canadian Natural Resources Ltd.	17,280	754,437
Canadian Oil Sands Ltd.	7,605	162,697
Canadian Pacific Railway Ltd.	2,745	522,777
Canadian Tire Corp. Ltd. Class A NVS	1,305	124,165
Canadian Utilities Ltd. Class A	2,160	77,718
Catamaran Corp.[a]	3,195	145,714
Cenovus Energy Inc.	12,375	380,690
CGI Group Inc. Class Aa,c	3,645	130,947
CI Financial Corp.	2,565	83,171
Crescent Point Energy Corp.	6,300	257,463
Dollarama Inc.	1,080	89,037

Security	Shares	Value

Eldorado Gold Corp.	10,755	$79,923
Empire Co. Ltd. Class A	765	54,186
Enbridge Inc.	13,275	651,769
Encana Corp.	12,240	263,992
Enerplus Corp.	3,575	81,867
Fairfax Financial Holdings Ltd.	360	169,757
Finning International Inc.	2,385	68,659
First Capital Realty Inc.	1,530	26,520
First Quantum Minerals Ltd.	9,720	230,891
Fortis Inc.	3,330	102,624
Franco-Nevada Corp.	2,520	142,800
George Weston Ltd.	810	65,267
Gildan Activewear Inc.	1,890	110,919
Goldcorp Inc.	13,410	367,816
Great-West Lifeco Inc.	4,500	131,282
H&R Real Estate Investment Trust	1,260	26,771
Husky Energy Inc.	5,265	160,419
IGM Financial Inc.	1,890	89,305
Imperial Oil Ltd.	4,860	249,774
Industrial Alliance Insurance and Financial Services Inc.	1,305	57,311
Intact Financial Corp.	2,025	135,267
Inter Pipeline Ltd.	4,950	153,595
Keyera Corp.	1,260	94,467
Kinross Gold Corp.[a]	18,540	74,252
Loblaw Companies Ltd.	3,600	177,346
Magna International Inc. Class A	3,465	372,679
Manulife Financial Corp.	29,615	606,092
MEG Energy Corp.[a]	2,295	82,427
Methanex Corp.	1,530	99,728
Metro Inc. Class A	1,530	99,911
National Bank of Canada	5,310	238,027
New Gold Inc.[a]	8,595	52,976
Onex Corp.	1,575	91,796
Open Text Corp.	2,070	115,303
Pacific Rubiales Energy Corp.	4,725	90,494
Pembina Pipeline Corp.	5,310	222,809
Pengrowth Energy Corp.	7,785	49,700
Penn West Petroleum Ltd.	7,200	55,820
Peyto Exploration & Development Corp.	2,385	80,292
Potash Corp. of Saskatchewan Inc.	13,554	481,950
Power Corp. of Canada	5,445	160,452
Power Financial Corp.	3,645	117,655
RioCan Real Estate Investment Trust	2,340	58,207

90	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2014

Security	Shares	Value

Rogers Communications Inc. Class B	5,985	$234,089
Royal Bank of Canada	23,040	1,703,053
Saputo Inc.	1,980	123,076
Shaw Communications Inc. Class B	6,210	152,419
Silver Wheaton Corp.	5,625	147,155
SNC-Lavalin Group Inc.	2,385	126,189
Sun Life Financial Inc.	9,405	359,129
Suncor Energy Inc.	23,580	969,712
Talisman Energy Inc.	17,595	184,411
Teck Resources Ltd. Class B	9,495	227,901
TELUS Corp. NVS	4,436	155,086
Thomson Reuters Corp.	6,165	233,258
Tim Hortons Inc.	2,385	133,441
Toronto-Dominion Bank (The)	29,475	1,543,806
Tourmaline Oil Corp.[a]	2,649	124,901
TransAlta Corp.	4,005	46,059
TransCanada Corp.	11,520	578,831
Turquoise Hill Resources Ltd.[a,c]	13,775	47,956
Valeant Pharmaceuticals International Inc.[a,c]	5,130	602,368
Vermilion Energy Inc.	1,530	101,133
Yamana Gold Inc.	12,465	106,485

		23,199,318
DENMARK — 0.66%
A.P. Moeller-Maersk A/S Class A	40	89,809
A.P. Moeller-Maersk A/S Class B	105	244,795
Carlsberg A/S Class B	1,755	168,514
Coloplast A/S Class B	1,800	152,450
Danske Bank A/S	10,800	312,653
DSV A/S	3,015	95,237
Novo Nordisk A/S Class B	31,725	1,468,444
Novozymes A/S Class B	3,735	185,014
Pandora A/S	1,710	117,360
TDC A/S	12,285	124,243
TrygVesta A/S	405	40,741
Vestas Wind Systems A/Sa	3,645	164,790
William Demant Holding A/Sa,c	453	39,415

		3,203,465
FINLAND — 0.39%
Elisa OYJ	2,475	70,967
Fortum OYJ	7,425	190,745
Kone OYJ Class B	5,130	216,008
Metso OYJ	1,710	67,244
Neste Oil OYJ[c]	2,160	39,883

Security	Shares	Value

Nokia OYJ	60,750	$482,011
Nokian Renkaat OYJ	1,800	62,546
Orion OYJ Class B	1,530	56,849
Sampo OYJ Class A	7,245	360,610
Stora Enso OYJ Class R	8,505	76,699
UPM-Kymmene OYJ	8,775	143,475
Wartsila OYJ Abp	2,475	124,912

		1,891,949
FRANCE — 4.30%
Accor SA	2,565	124,237
Aeroports de Paris	450	61,625
Airbus Group NV	9,450	548,248
Alcatel-Lucent[a,c]	45,315	160,310
ALSTOM[a]	3,465	124,667
ArcelorMittal[c]	15,930	242,344
Arkema SA	1,080	100,315
Atos SA	1,080	84,333
AXA SA	28,530	656,196
BNP Paribas SA	16,875	1,117,648
Bollore	90	55,556
Bouygues SA	3,285	129,772
Bureau Veritas SA	3,240	83,451
Cap Gemini SA	2,430	176,320
Carrefour SA	9,675	334,373
Casino Guichard-Perrachon SA	855	103,142
Christian Dior SA	900	156,727
CNP Assurances SA	2,880	56,607
Compagnie de Saint-Gobain	7,065	344,325
Compagnie Generale des Etablissements Michelin Class B	2,970	326,095
Credit Agricole SA	16,335	221,185
Danone SA	9,315	674,149
Dassault Systemes SA	1,890	126,795
Edenred SA	2,835	88,629
Electricite de France SA	3,960	127,905
Essilor International SA	3,285	320,727
Eurazeo	516	38,780
Eutelsat Communications SA	2,385	82,299
Fonciere des Regions	540	54,182
GDF Suez	23,085	594,589
Gecina SA	360	51,371
Groupe Eurotunnel SA Registered	8,595	113,713
Icade	585	56,427
Iliad SA	405	111,629
Imerys SA	270	21,072

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2014

Security	Shares	Value

JCDecaux SA	1,080	$37,051
Kering	1,260	269,657
Klepierre	1,981	93,711
L’Air Liquide SA	5,642	717,306
L’Oreal SA	3,825	646,896
Lafarge SA	2,970	230,842
Lagardere SCA	2,070	61,625
Legrand SA	3,915	216,891
LVMH Moet Hennessy Louis Vuitton SA	4,455	766,558
Natixis	16,403	106,005
Orange	30,420	478,248
Pernod Ricard SA	3,468	388,384
PSA Peugeot Citroen SAa	6,368	95,514
Publicis Groupe SA	2,790	202,890
Remy Cointreau SA	315	25,773
Renault SA	3,195	266,626
Rexel SA	4,140	80,237
Safran SA	4,320	253,720
Sanofi	19,080	2,007,094
Schneider Electric SE	8,344	705,805
SCOR SE	2,675	85,989
SES SA Class A FDR	4,545	166,929
Societe BIC SA	450	62,016
Societe Generale	11,585	582,130
Sodexo	1,665	165,991
STMicroelectronics NV	10,530	87,705
Suez Environnement SA	5,220	97,432
Technip SA	1,665	153,605
Thales SA	1,665	94,725
Total SA	34,425	2,215,057
Unibail-Rodamco SE	1,620	434,921
Valeo SA	1,215	145,871
Vallourec SA	1,710	75,583
Veolia Environnement	5,985	105,945
Vinci SA	7,425	512,827
Vivendi SA	19,171	481,466
Wendel	540	70,850
Zodiac Aerospace	2,925	91,482

		20,951,100
GERMANY — 3.68%
Adidas AG	3,375	268,281
Allianz SE Registered	7,335	1,225,798
Axel Springer SE	495	27,926
BASF SE	14,580	1,514,604

Security	Shares	Value

Bayer AG Registered	13,365	$1,768,924
Bayerische Motoren Werke AG	5,175	618,604
Beiersdorf AG	1,575	142,330
Brenntag AG	810	130,325
Celesio AG	855	29,298
Commerzbank AGa	15,688	227,223
Continental AG	1,755	379,468
Daimler AG Registered	15,570	1,289,125
Deutsche Bank AG Registered	22,430	770,691
Deutsche Boerse AG	2,970	215,542
Deutsche Lufthansa AG Registered	3,690	65,542
Deutsche Post AG Registered	15,480	497,405
Deutsche Telekom AG Registered	50,355	815,574
Deutsche Wohnen AG Bearer	4,863	105,506
E.ON SE	32,400	612,553
Fraport AG	675	44,548
Fresenius Medical Care AG & Co. KGaA	3,420	237,492
Fresenius SE & Co. KGaA	1,980	296,450
GEA Group AG	3,195	143,829
Hannover Rueck SE Registered	990	84,590
HeidelbergCement AG	2,205	164,125
Henkel AG & Co. KGaA	1,890	180,229
Hochtief AG	360	30,269
Hugo Boss AG	540	77,635
Infineon Technologies AG	18,270	202,285
K+S AG Registered	2,724	83,810
Kabel Deutschland Holding AG	380	54,327
Lanxess AG	1,440	91,644
Linde AG	2,970	607,603
MAN SE	630	74,819
Merck KGaA	2,115	187,847
METRO AGa	2,610	94,359
Muenchener Rueckversicherungs-Gesellschaft AG Registered	2,880	611,926
Osram Licht AGa	1,298	52,675
ProSiebenSat.1 Media AG Registered	3,510	147,772
QIAGEN NVa	3,915	95,939
RTL Group SAa	630	64,232
RWE AG	7,920	318,492
SAP SE	14,850	1,169,507
Siemens AG Registered	12,600	1,557,753
Sky Deutschland AGa	7,155	64,668
Telefonica Deutschland Holding AGd	4,995	39,258

92	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2014

Security	Shares	Value

ThyssenKrupp AGa	7,560	$214,090
United Internet AG Registered	1,980	79,345
Volkswagen AG	540	125,032

		17,901,269
HONG KONG — 1.43%
AIA Group Ltd.	189,000	1,020,593
ASM Pacific Technology Ltd.[c]	4,500	47,816
Bank of East Asia Ltd. (The)[c]	18,080	77,335
BOC Hong Kong (Holdings) Ltd.[c]	45,000	141,967
Cheung Kong (Holdings) Ltd.	23,000	447,236
Cheung Kong Infrastructure Holdings Ltd.	10,000	70,709
CLP Holdings Ltd.	22,500	187,402
Galaxy Entertainment Group Ltd.[c]	45,000	382,933
Hang Lung Properties Ltd.	45,000	139,644
Hang Seng Bank Ltd.	13,500	229,586
Henderson Land Development Co. Ltd.	18,700	119,317
HKT Trust and HKT Ltd.[c]	52,740	62,539
Hong Kong and China Gas Co. Ltd. (The)[c]	98,622	215,822
Hong Kong Exchanges and Clearing Ltd.[c]	18,700	418,636
Hutchison Whampoa Ltd.	45,000	615,480
Kerry Properties Ltd.	22,500	82,741
Li & Fung Ltd.[c]	90,000	120,773
Link REIT (The)	45,000	255,192
MGM China Holdings Ltd.[c]	18,000	66,425
MTR Corp. Ltd.	22,500	88,693
New World Development Co. Ltd.	81,333	103,161
PCCW Ltd.	45,000	27,697
Power Assets Holdings Ltd.[c]	22,500	201,337
Sands China Ltd.	36,000	267,792
Sino Land Co. Ltd.[c]	90,000	155,612
SJM Holdings Ltd.[c]	45,000	121,354
Sun Hung Kai Properties Ltd.[c]	27,000	410,746
Swire Pacific Ltd. Class A	11,000	141,864
Swire Properties Ltd.[c]	18,000	58,993
Techtronic Industries Co. Ltd.	22,893	69,122
Wharf (Holdings) Ltd. (The)[c]	45,800	367,580
Wheelock and Co. Ltd.	17,000	86,316
Wynn Macau Ltd.[c]	18,000	77,225
Yue Yuen Industrial (Holdings) Ltd.[c]	22,500	75,628

		6,955,266

Security	Shares	Value

IRELAND — 0.25%
Bank of Ireland[a]	353,520	$125,348
CRH PLC	11,884	277,946
Endo International PLC[a]	2,295	153,948
Irish Bank Resolution Corp. Ltd.[a,b]	6,552	—
Kerry Group PLC Class A	2,565	190,474
Pentair PLC	3,282	210,278
Weatherford International Ltd.[a]	12,060	269,782

		1,227,776
ISRAEL — 0.24%
Bank Hapoalim BM	17,505	102,463
Bank Leumi le-Israel BMa	19,935	78,586
Bezeq The Israel Telecommunication Corp. Ltd.	25,020	46,717
Delek Group Ltd. (The)	90	35,453
Israel Chemicals Ltd.	7,380	60,296
Israel Corp. Ltd. (The)[a]	45	26,616
Mizrahi Tefahot Bank Ltd.	2,025	25,697
NICE Systems Ltd.	990	39,402
Teva Pharmaceutical Industries Ltd.	13,816	745,405

		1,160,635
ITALY — 1.12%
Assicurazioni Generali SpA	19,035	398,078
Atlantia SpA	6,615	175,424
Banca Monte dei Paschi di Siena SpA[a]	69,212	125,018
Banco Popolare SCa	5,580	86,755
CNH Industrial NV	15,660	144,786
Enel Green Power SpA	29,520	81,760
Enel SpA	105,705	603,072
Eni SpA	40,545	1,033,990
Exor SpA	1,260	48,385
Fiat SpA[a,c]	14,089	136,576
Finmeccanica SpA[a]	6,570	60,744
Intesa Sanpaolo SpA	185,985	554,931
Intesa Sanpaolo SpA RNC	15,165	40,744
Luxottica Group SpA	2,835	156,812
Mediobanca SpA[a]	8,865	78,582
Pirelli & C. SpA	3,825	57,218
Prysmian SpA	2,925	62,305
Saipem SpA[a]	4,275	99,870
Snam SpA	32,535	191,975
Telecom Italia SpA[a,c]	163,350	189,056
Telecom Italia SpA RNC	105,210	98,610
Tenaris SA	7,560	162,957

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2014

Security	Shares	Value

Terna SpA	24,210	$127,369
UniCredit SpA	70,537	553,058
Unione di Banche Italiane SpA	14,850	122,892
UnipolSai SpA	14,535	44,147

		5,435,114
LUXEMBOURG — 0.01%
Altice SAa,c	1,260	72,248

		72,248
NETHERLANDS — 1.15%
AEGON NV	27,990	228,000
Akzo Nobel NV	3,960	285,535
ASML Holding NV	5,760	545,339
Chicago Bridge & Iron Co. NV	1,575	93,429
Corio NV	1,127	59,902
Delta Lloyd NV	2,986	68,978
Fugro NV CVA	1,261	48,617
Gemalto NVc	1,305	127,395
Heineken Holding NV	1,665	106,131
Heineken NV	3,735	262,665
ING Groep NV CVA[a]	60,975	795,042
Koninklijke Ahold NV	14,705	256,861
Koninklijke DSM NV	2,700	186,699
Koninklijke KPN NVa	49,770	158,756
Koninklijke Philips NV	15,908	491,256
Koninklijke Vopak NV	1,170	54,243
OCI NVa	1,485	56,747
Randstad Holding NV	1,890	93,743
Reed Elsevier NV	11,160	251,232
Royal Boskalis Westminster NV CVA	1,380	73,747
TNT Express NV	7,047	56,856
Unilever NV CVA	25,830	1,064,983
Wolters Kluwer NV	4,590	127,097
Ziggo NV	2,565	115,606

		5,608,859
NEW ZEALAND — 0.06%
Auckland International Airport Ltd.	20,610	66,822
Contact Energy Ltd.	7,110	33,432
Fletcher Building Ltd.	9,585	74,194
Ryman Healthcare Ltd.	5,850	40,218
Telecom Corp. of New Zealand Ltd.	28,260	68,119
Xero Ltd.[a,c]	1,035	22,322

		305,107
NORWAY — 0.38%
Aker Solutions ASA	2,790	41,287

Security	Shares	Value

DNB ASA	15,750	$280,087
Gjensidige Forsikring ASA	3,285	63,425
Norsk Hydro ASA	19,260	114,373
Orkla ASA	13,005	118,217
Seadrill Ltd.[c]	6,210	224,122
Statoil ASA	17,505	500,576
Subsea 7 SA	4,905	81,775
Telenor ASA	11,835	272,289
Yara International ASA	3,064	140,161

		1,836,312
PORTUGAL — 0.10%
Banco Comercial Portugues SA Registered[a]	565,695	81,140
Banco Espirito Santo SA Registered[a,c]	39,149	10,529
Energias de Portugal SA	42,390	198,682
Galp Energia SGPS SA Class B	7,155	126,943
Jeronimo Martins SGPS SA	4,230	55,296

		472,590
SINGAPORE — 0.68%
Ascendas REIT[c]	45,000	84,025
CapitaLand Ltd.	45,000	124,414
CapitaMall Trust Management Ltd.	45,200	71,358
City Developments Ltd.	4,000	33,914
ComfortDelGro Corp. Ltd.	45,000	93,401
DBS Group Holdings Ltd.[c]	29,000	423,432
Genting Singapore PLC	90,800	97,141
Global Logistic Properties Ltd.[c]	45,000	100,613
Golden Agri-Resources Ltd.	135,000	57,880
Hutchison Port Holdings Trust[c]	90,000	67,050
Jardine Cycle & Carriage Ltd.[c]	1,000	37,264
Keppel Corp. Ltd.	23,200	203,768
Noble Group Ltd.	90,163	102,602
Oversea-Chinese Banking Corp. Ltd.	45,000	359,899
SembCorp Industries Ltd.	15,000	65,873
Singapore Airlines Ltd.	9,000	74,504
Singapore Exchange Ltd.	14,000	79,208
Singapore Press Holdings Ltd.[c]	40,000	133,029
Singapore Technologies Engineering Ltd.	45,000	137,036
Singapore Telecommunications Ltd.	135,000	440,317
United Overseas Bank Ltd.[c]	22,000	425,949
Wilmar International Ltd.	45,000	117,923

		3,330,600

94	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2014

Security	Shares	Value

SPAIN — 1.60%
Abertis Infraestructuras SA	6,654	$146,142
Actividades de Construcciones y Servicios SA	2,571	112,608
Amadeus IT Holding SA Class A	6,120	241,563
Banco Bilbao Vizcaya Argentaria SA	95,715	1,180,647
Banco de Sabadell SA	53,164	173,139
Banco Popular Espanol SA	27,724	169,968
Banco Santander SA	191,835	1,937,128
Bankia SAa	75,060	147,733
CaixaBank SA	30,015	180,680
Distribuidora Internacional de Alimentacion SA	9,675	80,363
Enagas SA	3,329	110,865
Ferrovial SA	6,317	132,530
Gas Natural SDG SA	5,760	176,911
Grifols SA	2,475	111,997
Iberdrola SA	84,339	628,099
Inditex SA	17,550	513,197
International Consolidated Airlines Group SAa	16,629	93,315
Mapfre SA	14,940	57,610
Red Electrica Corporacion SA	1,609	138,212
Repsol SA	13,824	344,405
Telefonica SA	66,195	1,081,427
Zardoya Otis SA	2,709	41,430

		7,799,969
SWEDEN — 1.32%
Alfa Laval AB	5,310	120,795
Assa Abloy AB Class B	5,175	254,780
Atlas Copco AB Class A	10,845	324,442
Atlas Copco AB Class B	6,255	169,283
Boliden AB	4,950	80,494
Electrolux AB Class B	4,005	99,691
Elekta AB Class B	5,940	72,810
Getinge AB Class B	3,555	86,688
Hennes & Mauritz AB Class B	15,390	630,446
Hexagon AB Class B	3,870	120,203
Husqvarna AB Class B	5,449	43,042
Investment AB Kinnevik Class B	3,915	162,701
Investor AB Class B	7,200	259,602
Lundin Petroleum ABa,c	3,690	66,202
Millicom International Cellular SA SDR[c]	1,080	91,955
Nordea Bank AB	48,240	648,234

Security	Shares	Value

Sandvik AB	17,415	$219,643
Securitas AB Class B	5,625	65,446
Skandinaviska Enskilda Banken AB Class A	24,210	324,976
Skanska AB Class B	6,660	138,582
SKF AB Class B	6,391	151,031
Svenska Cellulosa AB Class B	9,270	228,866
Svenska Handelsbanken AB Class A	7,830	378,351
Swedbank AB Class A	14,220	365,077
Swedish Match AB	3,105	101,657
Tele2 AB Class B	4,770	58,192
Telefonaktiebolaget LM Ericsson Class B	49,185	608,585
TeliaSonera AB	36,900	276,779
Volvo AB Class B	24,345	298,234

		6,446,787
SWITZERLAND — 3.92%
ABB Ltd. Registered	35,145	810,890
Actelion Ltd. Registered	1,645	198,818
Adecco SA Registered	2,700	202,507
Aryzta AG	1,395	126,567
Baloise Holding AG Registered	891	107,590
Barry Callebaut AG Registered	45	55,477
Compagnie Financiere Richemont SA Class A Bearer	8,190	780,450
Credit Suisse Group AG Registered	24,348	662,454
EMS-Chemie Holding AG Registered	135	58,347
Geberit AG Registered	630	211,732
Givaudan SA Registered	139	227,921
Holcim Ltd. Registered	3,645	292,225
Julius Baer Group Ltd.	3,825	163,003
Kuehne & Nagel International AG Registered	765	102,135
Lindt & Spruengli AG Participation Certificates	9	46,757
Lindt & Spruengli AG Registered	2	124,557
Lonza Group AG Registered	942	104,632
Nestle SA Registered	51,480	3,824,342
Novartis AG Registered	36,720	3,212,445
Pargesa Holding SA Bearer	566	47,929
Partners Group Holding AG	315	79,053
Roche Holding AG Genusschein	11,205	3,261,810
Schindler Holding AG Participation Certificates	765	114,502

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2014

Security	Shares	Value

Schindler Holding AG Registered	405	$59,951
SGS SA Registered	90	196,668
Sika AG Bearer	45	175,190
Sonova Holding AG Registered	810	126,048
Sulzer AG Registered	405	53,670
Swatch Group AG (The) Bearer	495	265,056
Swatch Group AG (The) Registered	722	72,454
Swiss Life Holding AG Registered	450	104,371
Swiss Prime Site AG Registered	990	78,608
Swiss Re AG	5,625	479,112
Swisscom AG Registered	360	199,934
Syngenta AG Registered	1,485	530,112
Transocean Ltd.	5,850	236,175
UBS AG Registered	58,725	1,012,010
Zurich Insurance Group AG	2,385	694,281

		19,099,783
UNITED KINGDOM — 9.58%
3i Group PLC	17,010	108,410
Aberdeen Asset Management PLC	15,435	107,832
Admiral Group PLC	3,150	77,485
Aggreko PLC	4,025	116,881
AMEC PLC	5,535	106,343
Anglo American PLC	22,050	595,260
Antofagasta PLC	5,625	76,971
ARM Holdings PLC	22,545	322,391
ASOS PLC[a,c]	855	36,174
Associated British Foods PLC	5,535	259,597
AstraZeneca PLC	20,160	1,478,699
Aviva PLC	47,115	400,505
Babcock International Group PLC	6,792	125,907
BAE Systems PLC	51,646	373,016
Barclays PLC	262,170	998,997
BG Group PLC	54,540	1,079,176
BHP Billiton PLC	33,885	1,160,751
BP PLC	296,595	2,423,587
British American Tobacco PLC	30,375	1,786,155
British Land Co. PLC	13,725	162,898
British Sky Broadcasting Group PLC	17,325	257,106
BT Group PLC	128,880	845,329
Bunzl PLC	4,455	119,665
Burberry Group PLC	7,290	174,031
Capita PLC	9,360	189,946
Carnival PLC	3,150	114,181
Centrica PLC	81,947	427,505
Cobham PLC	19,125	94,445

Security	Shares	Value

Coca-Cola HBC AG SP ADR	2,895	$67,540
Compass Group PLC	27,995	457,279
Croda International PLC	2,070	73,425
Diageo PLC	40,725	1,227,982
Direct Line Insurance Group PLC	18,135	87,259
easyJet PLC	2,835	61,983
Experian PLC	16,650	285,881
Fresnillo PLC	3,735	58,707
Friends Life Group Ltd.	24,345	136,581
G4S PLC	23,445	99,430
GKN PLC	25,380	146,715
GlaxoSmithKline PLC	78,165	1,895,690
Glencore PLC	170,550	1,036,726
Hammerson PLC	13,280	134,748
Hargreaves Lansdown PLC	3,465	59,962
HSBC Holdings PLC	302,465	3,249,786
ICAP PLC	9,315	54,697
IMI PLC	3,740	89,473
Imperial Tobacco Group PLC	15,525	673,881
Inmarsat PLC	6,660	81,969
InterContinental Hotels Group PLC	3,861	157,096
Intertek Group PLC	2,655	114,930
Intu Properties PLC	14,626	81,191
Investec PLC	8,550	74,268
ITV PLC	59,310	208,978
J Sainsbury PLC	20,025	105,786
Johnson Matthey PLC	3,322	165,956
Kingfisher PLC	40,095	203,483
Land Securities Group PLC	13,050	229,797
Legal & General Group PLC	97,200	384,657
Lloyds Banking Group PLC[a]	913,680	1,145,355
London Stock Exchange Group PLC	2,835	92,759
Marks & Spencer Group PLC	27,315	198,391
Meggitt PLC	12,825	110,103
Melrose Industries PLC	16,602	73,773
National Grid PLC	59,265	855,988
Next PLC	2,565	293,174
Nobel Corp. PLC	4,095	128,460
Old Mutual PLC	77,769	257,080
Pearson PLC	13,095	252,255
Persimmon PLC[a]	4,905	103,762
Petrofac Ltd.	4,455	82,509
Prudential PLC	41,715	963,095
Randgold Resources Ltd.	1,485	128,365
Reckitt Benckiser Group PLC	10,485	928,460

96	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2014

Security	Shares	Value

Reed Elsevier PLC	18,855	$303,845
Rexam PLC	12,926	109,333
Rio Tinto PLC	20,520	1,175,121
Rolls-Royce Holdings PLC	30,613	537,513
Royal Bank of Scotland Group PLC[a,c]	38,880	233,223
Royal Dutch Shell PLC Class A	62,325	2,568,500
Royal Dutch Shell PLC Class B	39,420	1,700,756
Royal Mail PLC	10,530	74,204
RSA Insurance Group PLC	15,070	116,706
SABMiller PLC	15,210	831,487
Sage Group PLC (The)	19,515	121,608
Schroders PLC	1,890	76,262
SEGRO PLC	7,515	45,409
Severn Trent PLC	3,690	120,547
Shire PLC	9,450	780,331
Smith & Nephew PLC	14,625	253,334
Smiths Group PLC	5,265	113,333
Sports Direct International PLC[a]	4,365	49,228
SSE PLC	15,328	377,046
Standard Chartered PLC	39,195	815,250
Standard Life PLC	37,395	236,626
Tate & Lyle PLC	7,695	81,067
Tesco PLC	132,255	576,078
Travis Perkins PLC	3,600	101,804
TUI Travel PLC	9,585	58,693
Tullow Oil PLC	14,895	183,197
Unilever PLC	20,925	907,921
United Utilities Group PLC	10,623	159,620
Vodafone Group PLC	427,631	1,430,221
Weir Group PLC (The)	3,105	134,566
Whitbread PLC	2,925	212,494
William Hill PLC	13,500	80,365
Wm Morrison Supermarkets PLC	35,865	102,089
Wolseley PLC	4,631	242,061
WPP PLC	21,780	435,371

		46,683,837
UNITED STATES — 59.60%
3M Co.	10,035	1,413,831
Abbott Laboratories	24,885	1,048,156
AbbVie Inc.	25,425	1,330,744
Accenture PLC Class A	10,395	824,116
ACE Ltd.	5,400	540,540
Actavis PLC[a]	4,230	906,320
Activision Blizzard Inc.	7,650	171,207

Security	Shares	Value

Adobe Systems Inc.[a]	7,605	$525,582
ADT Corp. (The)	2,970	103,356
Advance Auto Parts Inc.	1,170	141,699
AES Corp. (The)	11,520	168,307
Aetna Inc.	5,850	453,550
Affiliated Managers Group Inc.[a]	810	161,393
Aflac Inc.	7,200	430,128
AGCO Corp.	1,620	78,910
Agilent Technologies Inc.	5,265	295,314
Air Products and Chemicals Inc.	3,465	457,207
Airgas Inc.	1,125	120,285
Akamai Technologies Inc.[a]	2,745	162,010
Albemarle Corp.	1,350	82,809
Alcoa Inc.	18,045	295,758
Alexion Pharmaceuticals Inc.[a]	3,150	500,818
Alleghany Corp.[a]	270	111,740
Allergan Inc.	4,815	798,616
Alliance Data Systems Corp.[a]	855	224,258
Alliant Energy Corp.	1,755	99,158
Allstate Corp. (The)	7,290	426,100
Altera Corp.	5,085	166,381
Altria Group Inc.	31,905	1,295,343
Amazon.com Inc.[a]	6,255	1,957,752
Ameren Corp.	3,960	152,262
American Airlines Group Inc.	2,925	113,636
American Capital Agency Corp.	5,445	125,888
American Electric Power Co. Inc.	7,920	411,761
American Express Co.	15,255	1,342,440
American International Group Inc.	22,770	1,183,585
American Realty Capital Properties Inc.	13,050	171,086
American Tower Corp.	6,390	603,152
American Water Works Co. Inc.	2,790	133,278
Ameriprise Financial Inc.	3,105	371,358
AmerisourceBergen Corp.	3,735	287,259
AMETEK Inc.	3,862	188,041
Amgen Inc.	12,240	1,559,254
Amphenol Corp. Class A	2,610	251,004
Anadarko Petroleum Corp.	7,965	851,060
Analog Devices Inc.	4,860	241,202
Annaly Capital Management Inc.	15,210	168,831
ANSYS Inc.[a]	1,485	114,256
Antero Resources Corp.[a]	855	49,385
Aon PLC	4,590	387,212
Apache Corp.	6,345	651,378

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2014

Security	Shares	Value

Apple Inc.	100,260	$9,581,848
Applied Materials Inc.	19,350	405,576
Arch Capital Group Ltd.[a]	2,115	113,047
Archer-Daniels-Midland Co.	10,575	490,680
Arrow Electronics Inc.[a]	1,485	86,056
Ashland Inc.	1,125	117,731
Assurant Inc.	1,089	68,999
AT&T Inc.	83,835	2,983,688
Autodesk Inc.[a]	3,735	199,262
Autoliv Inc.	1,485	147,772
Automatic Data Processing Inc.	7,785	632,998
AutoNation Inc.[a]	1,260	67,183
AutoZone Inc.[a]	540	279,196
Avago Technologies Ltd.	4,051	281,058
AvalonBay Communities Inc.	2,115	313,189
Avery Dennison Corp.	1,710	80,729
Avnet Inc.	2,385	100,957
Avon Products Inc.	7,380	97,416
Axis Capital Holdings Ltd.	1,710	73,787
B/E Aerospace Inc.[a]	1,665	141,758
Baker Hughes Inc.	7,020	482,765
Ball Corp.	2,295	140,592
Bank of America Corp.	169,380	2,583,045
Bank of New York Mellon Corp. (The)	18,090	706,234
Baxter International Inc.	8,685	648,683
BB&T Corp.	11,520	426,470
Becton, Dickinson and Co.	2,970	345,233
Bed Bath & Beyond Inc.[a]	3,195	202,212
Berkshire Hathaway Inc. Class Ba	17,865	2,240,807
Best Buy Co. Inc.	4,815	143,150
Biogen Idec Inc.[a]	3,825	1,279,042
BioMarin Pharmaceutical Inc.[a]	2,205	136,313
BlackRock Inc.[e]	2,205	671,930
Boeing Co. (The)	11,250	1,355,400
BorgWarner Inc.	3,690	229,702
Boston Properties Inc.	2,385	284,888
Boston Scientific Corp.[a]	21,600	276,048
Bristol-Myers Squibb Co.	26,370	1,334,849
Broadcom Corp. Class A	8,370	320,236
Brown-Forman Corp. Class B NVS	1,890	163,769
Bunge Ltd.	2,250	177,390
C.H. Robinson Worldwide Inc.	2,295	154,821
C.R. Bard Inc.	1,215	181,314
CA Inc.	5,310	153,353

Security	Shares	Value

Cablevision NY Group Class A	3,586	$68,923
Cabot Oil & Gas Corp.	7,020	231,309
Calpine Corp.[a]	5,445	120,008
Camden Property Trust	1,440	104,198
Cameron International Corp.[a]	3,465	245,703
Campbell Soup Co.	3,240	134,752
Capital One Financial Corp.	9,090	723,019
Cardinal Health Inc.	5,580	399,807
CareFusion Corp.[a]	3,112	136,274
CarMax Inc.[a]	3,420	166,930
Carnival Corp.	6,345	229,816
Caterpillar Inc.	10,170	1,024,627
CBRE Group Inc. Class Aa	5,085	156,821
CBS Corp. Class B NVS	7,830	444,979
Celanese Corp. Series A	2,520	146,689
Celgene Corp.[a]	12,960	1,129,464
CenterPoint Energy Inc.	6,705	163,066
CenturyLink Inc.	9,495	372,584
Cerner Corp.[a]	5,130	283,176
CF Industries Holdings Inc.	810	202,775
Charles Schwab Corp. (The)	18,990	526,972
Charter Communications Inc. Class Aa	1,215	187,742
Cheniere Energy Inc.[a]	3,645	257,920
Chesapeake Energy Corp.	8,370	220,717
Chevron Corp.	30,690	3,966,376
Chipotle Mexican Grill Inc.[a]	495	332,887
Chubb Corp. (The)	3,915	339,470
Church & Dwight Co. Inc.	2,250	144,405
Cigna Corp.	4,365	393,025
Cimarex Energy Co.	1,440	200,189
Cincinnati Financial Corp.	2,520	115,970
Cintas Corp.	1,845	115,497
Cisco Systems Inc.	82,530	2,082,232
CIT Group Inc.	3,150	154,697
Citigroup Inc.	48,510	2,372,624
Citrix Systems Inc.[a]	2,835	192,015
Clorox Co. (The)	1,935	168,093
CME Group Inc.	5,180	383,009
CMS Energy Corp.	3,735	108,054
Coach Inc.	4,635	160,186
Cobalt International Energy Inc.[a]	5,125	82,103
Coca-Cola Co. (The)	63,495	2,494,719
Coca-Cola Enterprises Inc.	4,005	182,027
Cognizant Technology Solutions Corp. Class Aa	9,720	476,766

98	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2014

Security	Shares	Value

Colgate-Palmolive Co.	14,805	$938,637
Comcast Corp. Class A	34,065	1,830,312
Comcast Corp. Class A Special NVS	7,380	394,609
Comerica Inc.	3,060	153,796
Computer Sciences Corp.	2,205	137,570
ConAgra Foods Inc.	6,750	203,378
Concho Resources Inc.[a]	1,800	253,440
ConocoPhillips	19,800	1,633,500
CONSOL Energy Inc.	3,825	148,487
Consolidated Edison Inc.	4,590	257,453
Constellation Brands Inc. Class Aa	2,610	217,309
Continental Resources Inc.[a]	765	112,287
Core Laboratories NV	765	112,019
Corning Inc.	22,275	437,704
Costco Wholesale Corp.	7,065	830,420
Covidien PLC	7,110	615,086
Cree Inc.[a]	1,935	91,390
Crown Castle International Corp.	5,400	400,572
Crown Holdings Inc.[a]	2,295	106,832
CSX Corp.	16,200	484,704
Cummins Inc.	2,790	388,898
CVS Caremark Corp.	18,900	1,443,204
D.R. Horton Inc.	4,680	96,876
Danaher Corp.	10,080	744,710
Darden Restaurants Inc.	2,160	100,980
DaVita HealthCare Partners Inc.[a]	2,790	196,528
Deere & Co.	5,715	486,404
Delphi Automotive PLC	4,860	324,648
Delta Air Lines Inc.	3,735	139,913
Denbury Resources Inc.	6,435	109,073
DENTSPLY International Inc.	2,385	110,712
Devon Energy Corp.	6,210	468,855
Diamond Offshore Drilling Inc.	1,035	48,428
Dick’s Sporting Goods Inc.	1,530	65,071
Digital Realty Trust Inc.[c]	1,980	127,492
DIRECTV[a]	7,830	673,771
Discover Financial Services	7,425	453,370
Discovery Communications Inc. Series Aa	2,340	199,391
Discovery Communications Inc. Series C NVS[a,c]	1,485	124,889
DISH Network Corp. Class Aa	3,601	222,758
Dollar General Corp.[a]	5,176	285,870
Dollar Tree Inc.[a]	3,330	181,385
Dominion Resources Inc.	9,360	633,110
Dover Corp.	2,835	243,130

Security	Shares	Value

Dow Chemical Co. (The)	19,350	$988,204
Dr Pepper Snapple Group Inc.	3,150	185,094
DTE Energy Co.	2,745	202,636
Duke Energy Corp.	11,250	811,462
Duke Realty Corp.	5,265	94,717
Dun & Bradstreet Corp. (The)	720	79,222
E.I. du Pont de Nemours and Co.	14,850	955,003
Eastman Chemical Co.	2,385	187,890
Eaton Corp. PLC	7,740	525,701
Eaton Vance Corp. NVS	1,710	60,072
eBay Inc.[a]	19,845	1,047,816
Ecolab Inc.	4,230	459,082
Edison International	4,950	271,260
Edwards Lifesciences Corp.[a]	1,665	150,266
Electronic Arts Inc.[a]	4,815	161,784
Eli Lilly and Co.	16,110	983,677
EMC Corp.	32,310	946,683
Emerson Electric Co.	11,160	710,334
Energen Corp.	1,171	95,589
Energizer Holdings Inc.	990	113,612
Ensco PLC Class A	3,780	191,457
Entergy Corp.	2,925	213,028
EOG Resources Inc.	8,820	965,261
EQT Corp.	2,430	227,983
Equifax Inc.	2,115	160,930
Equinix Inc.[a]	810	173,761
Equity Residential	5,535	357,838
Essex Property Trust Inc.	990	187,674
Estee Lauder Companies Inc. (The) Class A	3,825	280,984
Everest Re Group Ltd.	810	126,287
Exelon Corp.	13,748	427,288
Expedia Inc.	1,755	139,382
Expeditors International of Washington Inc.	3,105	134,074
Express Scripts Holding Co.[a]	12,330	858,784
Exxon Mobil Corp.	69,390	6,865,447
F5 Networks Inc.[a]	1,125	126,664
Facebook Inc. Class Aa	30,015	2,180,590
Family Dollar Stores Inc.	1,665	124,459
Fastenal Co.	4,635	205,562
Federal Realty Investment Trust	1,001	122,222
FedEx Corp.	4,680	687,398
Fidelity National Information Services Inc.	4,635	261,414
Fifth Third Bancorp	14,175	290,304

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2014

Security	Shares	Value

FireEye Inc.[a]	1,035	$36,743
First Republic Bank	1,935	90,403
FirstEnergy Corp.	6,840	213,476
Fiserv Inc.[a]	4,095	252,539
FleetCor Technologies Inc.[a]	1,215	161,340
Flextronics International Ltd.[a]	9,585	99,588
FLIR Systems Inc.	2,295	76,378
Flowserve Corp.	2,205	163,258
Fluor Corp.	2,520	183,632
FMC Corp.	2,164	141,136
FMC Technologies Inc.[a]	3,870	235,296
FNF Group[a]	4,001	108,467
Ford Motor Co.	59,310	1,009,456
Fossil Group Inc.[a]	855	83,790
Franklin Resources Inc.	6,750	365,512
Freeport-McMoRan Inc.	16,537	615,507
Frontier Communications Corp.	16,560	108,468
GameStop Corp. Class A	1,845	77,435
Gap Inc. (The)	4,140	166,055
Garmin Ltd.	1,935	106,502
General Dynamics Corp.	4,680	546,484
General Electric Co.	160,740	4,042,611
General Growth Properties Inc.	8,190	191,400
General Mills Inc.	9,900	496,485
General Motors Co.	20,610	697,030
Genuine Parts Co.	2,475	204,980
Genworth Financial Inc. Class Aa	8,055	105,521
Gilead Sciences Inc.[a]	24,660	2,257,623
Goldman Sachs Group Inc. (The)	6,797	1,174,997
Google Inc. Class Aa	4,500	2,607,975
Google Inc. Class Ca	4,590	2,623,644
H&R Block Inc.	4,500	144,585
Halliburton Co.	13,680	943,783
Harley-Davidson Inc.	3,600	222,552
Harris Corp.	1,575	107,525
Hartford Financial Services Group Inc. (The)	7,110	242,878
Hasbro Inc.	1,890	94,424
HCA Holdings Inc.[a]	5,085	332,101
HCP Inc.	7,200	299,016
Health Care REIT Inc.	4,681	297,852
Helmerich & Payne Inc.	1,575	167,360
Henry Schein Inc.[a]	1,350	156,938
Herbalife Ltd.[c]	1,417	74,251
Hershey Co. (The)	2,475	218,171

Security	Shares	Value

Hertz Global Holdings Inc.[a]	7,290	$205,724
Hess Corp.	4,725	467,680
Hewlett-Packard Co.	30,285	1,078,449
HollyFrontier Corp.	3,105	145,966
Hologic Inc.[a]	3,375	87,986
Home Depot Inc. (The)	22,455	1,815,487
Honeywell International Inc.	11,835	1,086,808
Hormel Foods Corp.	2,205	99,798
Hospira Inc.[a]	2,655	147,273
Host Hotels & Resorts Inc.	11,790	256,315
Hudson City Bancorp Inc.	8,730	85,118
Humana Inc.	2,520	296,478
IHS Inc. Class Aa	1,080	141,880
Illinois Tool Works Inc.	6,570	541,171
Illumina Inc.[a]	2,115	338,210
Ingersoll-Rand PLC	4,365	256,618
Integrys Energy Group Inc.	1,215	79,655
Intel Corp.	79,650	2,699,338
Intercontinental Exchange Inc.	1,846	354,838
International Business Machines Corp.	15,795	3,027,428
International Flavors & Fragrances Inc.	1,260	127,247
International Paper Co.	6,795	322,762
Interpublic Group of Companies Inc. (The)	6,885	135,703
Intuit Inc.	4,275	350,422
Intuitive Surgical Inc.[a]	630	288,256
Invesco Ltd.	7,155	269,243
Iron Mountain Inc.	2,611	87,495
J.B. Hunt Transport Services Inc.	1,485	114,731
J.M. Smucker Co. (The)	1,736	172,975
J.P. Morgan Chase & Co.	60,930	3,513,833
Jacobs Engineering Group Inc.[a]	1,980	100,604
Johnson & Johnson	45,585	4,562,603
Johnson Controls Inc.	10,710	505,940
Joy Global Inc.	1,758	104,179
Juniper Networks Inc.[a]	7,920	186,437
Kansas City Southern Industries Inc.	1,800	196,308
KBR Inc.	2,340	48,344
Kellogg Co.	4,230	253,081
Keurig Green Mountain Inc.	1,935	230,807
KeyCorp	14,276	193,297
Kimberly-Clark Corp.	6,075	631,010
Kimco Realty Corp.	6,615	148,044

100	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2014

Security	Shares	Value

Kinder Morgan Inc.	10,935	$393,441
Kinder Morgan Management LLC[a,c]	1,649	126,873
KLA-Tencor Corp.	2,610	186,589
Kohl’s Corp.	3,375	180,698
Kraft Foods Group Inc.	9,540	511,201
Kroger Co. (The)	7,965	390,126
L Brands Inc.	4,005	232,170
L-3 Communications Holdings Inc.	1,440	151,142
Laboratory Corp. of America Holdings[a]	1,260	130,649
Lam Research Corp.	2,610	182,700
Las Vegas Sands Corp.	6,615	488,518
Legg Mason Inc.	1,620	76,869
Leggett & Platt Inc.	2,430	79,704
Lennar Corp. Class A	2,790	101,082
Leucadia National Corp.	4,950	122,315
Level 3 Communications Inc.[a]	2,745	120,725
Liberty Global PLC Series Aa	3,285	136,656
Liberty Global PLC Series C NVS[a]	8,685	347,313
Liberty Interactive Corp. Series Aa	7,740	217,107
Liberty Media Corp. Class Aa	1,530	71,987
Liberty Media Corp. Class Ca	3,060	143,820
Liberty Property Trust	2,340	82,298
Lincoln National Corp.	4,185	219,252
Linear Technology Corp.	3,645	160,872
LinkedIn Corp. Class Aa	1,665	300,766
LKQ Corp.[a]	4,500	117,698
Lockheed Martin Corp.	4,320	721,310
Loews Corp.	5,490	231,294
Lorillard Inc.	5,805	351,086
Lowe’s Companies Inc.	16,381	783,831
Lululemon Athletica Inc.[a,c]	1,665	64,053
LyondellBasell Industries NV Class A	7,335	779,344
M&T Bank Corp.	2,115	256,972
Macerich Co. (The)	2,144	139,381
Macy’s Inc.	5,895	340,672
Manpowergroup Inc.	1,215	94,636
Marathon Oil Corp.	11,340	439,425
Marathon Petroleum Corp.	4,725	394,443
Marriott International Inc. Class A	3,735	241,692
Marsh & McLennan Companies Inc.	9,045	459,215
Martin Marietta Materials Inc.	855	106,217
Marvell Technology Group Ltd.	5,850	78,039
Masco Corp.	6,120	127,296

Security	Shares	Value

MasterCard Inc. Class A	16,695	$1,237,934
Mattel Inc.	5,535	196,077
Maxim Integrated Products Inc.	4,635	135,852
McCormick & Co. Inc. NVS	2,070	136,165
McDonald’s Corp.	15,750	1,489,320
McGraw Hill Financial Inc.	4,320	346,550
McKesson Corp.	3,600	690,696
MDU Resources Group Inc.	3,330	104,928
Mead Johnson Nutrition Co. Class A	3,330	304,495
MeadWestvaco Corp.	2,970	124,146
Medtronic Inc.	15,930	983,518
Merck & Co. Inc.	47,430	2,691,178
MetLife Inc.	15,435	811,881
Mettler-Toledo International Inc.[a]	495	127,284
MGM Resorts International[a]	5,895	158,222
Michael Kors Holdings Ltd.[a]	3,105	252,995
Microchip Technology Inc.	3,105	139,787
Micron Technology Inc.[a]	17,055	521,030
Microsoft Corp.	126,765	5,471,177
Mohawk Industries Inc.[a]	1,035	129,137
Molson Coors Brewing Co. Class B NVS	2,385	161,059
Mondelez International Inc. Class A	27,045	973,620
Monsanto Co.	8,325	941,474
Monster Beverage Corp.[a]	2,250	143,910
Moody’s Corp.	3,105	270,135
Morgan Stanley	24,030	777,130
Mosaic Co. (The)	5,220	240,694
Motorola Solutions Inc.	3,555	226,382
Murphy Oil Corp.	2,610	162,159
Mylan Inc.[a]	6,075	299,923
Nabors Industries Ltd.	4,545	123,442
NASDAQ OMX Group Inc. (The)	1,935	81,638
National Oilwell Varco Inc.	6,840	554,314
Navient LLC	7,290	125,388
NetApp Inc.	5,490	213,232
Netflix Inc.[a]	900	380,448
NetSuite Inc.[a]	540	45,527
New York Community Bancorp Inc.	7,065	112,192
Newell Rubbermaid Inc.	4,365	141,775
Newmont Mining Corp.	7,875	196,166
News Corp. Class A NVS[a]	6,168	108,865
NextEra Energy Inc.	6,930	650,658
Nielsen NV	4,770	219,945
Nike Inc. Class B	11,205	864,242

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2014

Security	Shares	Value

NiSource Inc.	5,040	$189,907
Noble Energy Inc.	5,850	388,966
Nordstrom Inc.	2,340	161,998
Norfolk Southern Corp.	4,905	498,642
Northeast Utilities	5,085	223,232
Northern Trust Corp.	3,690	246,824
Northrop Grumman Corp.	3,330	410,489
NRG Energy Inc.	5,266	163,035
Nuance Communications Inc.[a,c]	4,050	73,629
Nucor Corp.	4,950	248,589
NVIDIA Corp.	8,955	156,713
O’Reilly Automotive Inc.[a]	1,710	256,500
Occidental Petroleum Corp.	12,780	1,248,734
Oceaneering International Inc.	1,665	113,070
Ocwen Financial Corp.[a,c]	1,890	57,021
OGE Energy Corp.	3,150	113,243
Omnicare Inc.	1,575	98,438
Omnicom Group Inc.	4,140	289,759
ONEOK Inc.	3,391	218,482
Oracle Corp.	57,600	2,326,464
Owens-Illinois Inc.[a]	2,970	92,634
PACCAR Inc.	5,535	344,664
Pall Corp.	1,665	128,988
Parker Hannifin Corp.	2,475	284,501
PartnerRe Ltd.	679	70,860
Patterson Companies Inc.	1,395	54,419
Paychex Inc.	5,310	217,763
Peabody Energy Corp.	4,365	66,217
People’s United Financial Inc.	4,590	66,647
Pepco Holdings Inc.	4,005	107,534
PepsiCo Inc.	24,300	2,140,830
Perrigo Co. PLC	2,100	315,945
PetSmart Inc.	1,710	116,519
Pfizer Inc.	102,285	2,935,579
PG&E Corp.	7,515	335,695
Pharmacyclics Inc.[a]	990	119,236
Philip Morris International Inc.	25,335	2,077,723
Phillips 66	9,450	766,489
Pinnacle West Capital Corp.	1,710	91,468
Pioneer Natural Resources Co.	2,250	498,285
Plum Creek Timber Co. Inc.	2,745	113,561
PNC Financial Services Group Inc. (The)[e]	8,865	731,894
Polaris Industries Inc.	990	146,065
PPG Industries Inc.	2,205	437,384

Security	Shares	Value

PPL Corp.	9,945	$328,086
Praxair Inc.	4,770	611,228
Precision Castparts Corp.	2,385	545,688
Priceline Group Inc. (The)[a]	855	1,062,295
Principal Financial Group Inc.	5,085	252,623
Procter & Gamble Co. (The)	43,560	3,368,059
Progressive Corp. (The)	9,000	210,960
Prologis Inc.	7,965	325,052
Prudential Financial Inc.	7,335	637,925
Public Service Enterprise Group Inc.	8,100	284,877
Public Storage	2,340	401,567
PulteGroup Inc.	5,175	91,339
PVH Corp.	1,305	143,785
QEP Resources Inc.	2,880	95,184
QUALCOMM Inc.	27,315	2,013,115
Quanta Services Inc.[a]	3,240	108,508
Quest Diagnostics Inc.	2,475	151,223
Quintiles Transnational Holdings Inc.[a]	945	51,909
Rackspace Hosting Inc.[a]	1,980	59,974
Ralph Lauren Corp.	990	154,301
Range Resources Corp.	2,610	197,290
Raymond James Financial Inc.	1,800	91,710
Rayonier Inc.	1,935	65,906
Raytheon Co.	5,130	465,650
Realogy Holdings Corp.[a]	2,340	86,018
Realty Income Corp.	3,444	148,264
Red Hat Inc.[a]	3,060	177,847
Regency Centers Corp.	1,575	85,617
Regeneron Pharmaceuticals Inc.[a]	1,260	398,437
Regions Financial Corp.	22,590	229,063
RenaissanceRe Holdings Ltd.	630	61,620
Republic Services Inc.	4,770	180,926
ResMed Inc.[c]	2,115	109,430
Reynolds American Inc.	5,310	296,563
Robert Half International Inc.	2,430	118,220
Rock-Tenn Co. Class A	1,125	111,859
Rockwell Automation Inc.	2,160	241,186
Rockwell Collins Inc.	2,025	148,372
Roper Industries Inc.	1,530	220,427
Ross Stores Inc.	3,375	217,350
Royal Caribbean Cruises Ltd.	2,565	153,002
Safeway Inc.	3,870	133,360
Salesforce.com Inc.[a]	9,090	493,132
SanDisk Corp.	3,645	334,283

102	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2014

Security	Shares	Value

SBA Communications Corp. Class Aa	2,070	$221,345
SCANA Corp.	2,025	103,032
Schlumberger Ltd.	20,925	2,268,061
Scripps Networks Interactive Inc. Class A	1,440	118,670
Seagate Technology PLC	5,310	311,166
Sealed Air Corp.	2,970	95,396
Sears Holdings Corp.[a,c]	675	25,751
SEI Investments Co.	2,835	101,550
Sempra Energy	3,780	376,904
Sensata Technologies Holding NVa	2,295	106,121
ServiceNow Inc.[a,c]	2,025	119,070
Sherwin-Williams Co. (The)	1,350	278,410
Sigma-Aldrich Corp.	1,800	180,756
Simon Property Group Inc.	4,950	832,540
Sirius XM Holdings Inc.[a]	51,075	172,634
SL Green Realty Corp.	1,517	163,533
Southern Co. (The)	14,400	623,376
Southwest Airlines Co.	3,195	90,355
Southwestern Energy Co.[a]	5,670	230,089
Spectra Energy Corp.	10,620	434,570
Sprint Corp.[a,c]	13,500	99,225
SPX Corp.	585	57,991
St. Jude Medical Inc.	4,545	296,289
Stanley Black & Decker Inc.	2,340	204,633
Staples Inc.	11,115	128,823
Starbucks Corp.	12,105	940,316
Starwood Hotels & Resorts Worldwide Inc.	2,970	228,215
State Street Corp.	6,975	491,319
Stericycle Inc.[a]	1,305	153,533
Stryker Corp.	5,355	427,168
SunTrust Banks Inc.	8,775	333,889
Superior Energy Services Inc.	2,520	84,672
Symantec Corp.	11,430	270,434
Synopsys Inc.[a]	2,520	95,180
Sysco Corp.	9,270	330,846
T-Mobile US Inc.[a]	3,812	125,567
T. Rowe Price Group Inc.	4,185	325,007
Target Corp.	9,630	573,852
TD Ameritrade Holding Corp.	4,320	138,758
TE Connectivity Ltd.	6,525	403,832
Teradata Corp.[a]	2,700	113,832
Tesla Motors Inc.[a,c]	1,350	301,455

Security	Shares	Value

Tesoro Corp.	2,115	$130,157
Texas Instruments Inc.	17,235	797,119
Textron Inc.	4,590	166,938
Thermo Fisher Scientific Inc.	6,390	776,385
Tiffany & Co.	2,070	202,053
Time Warner Cable Inc.	4,365	633,361
Time Warner Inc.	14,085	1,169,337
TJX Companies Inc. (The)	11,340	604,309
Toll Brothers Inc.[a]	2,759	90,192
Torchmark Corp.	2,361	124,519
Total System Services Inc.	2,880	92,160
Towers Watson & Co. Class A	1,080	110,182
Tractor Supply Co.	2,250	139,883
TransDigm Group Inc.	765	128,459
Travelers Companies Inc. (The)	5,670	507,805
Trimble Navigation Ltd.[a]	4,140	127,926
TripAdvisor Inc.[a]	1,800	170,712
TRW Automotive Holdings Corp.[a]	1,890	193,328
Twenty-First Century Fox Inc. Class A	23,310	738,461
Twenty-First Century Fox Inc. Class B	6,885	217,979
Twitter Inc.[a]	1,890	85,409
Tyco International Ltd.	7,605	328,156
Tyson Foods Inc. Class A	4,230	157,398
U.S. Bancorp	29,520	1,240,726
UDR Inc.	4,230	123,008
Ulta Salon, Cosmetics & Fragrance Inc.[a]	1,035	95,562
Under Armour Inc. Class Aa,c	2,700	180,225
Union Pacific Corp.	14,760	1,451,056
United Continental Holdings Inc.[a]	1,620	75,152
United Parcel Service Inc. Class B	11,610	1,127,215
United Rentals Inc.[a,c]	1,575	166,793
United Technologies Corp.	13,860	1,457,379
UnitedHealth Group Inc.	15,750	1,276,537
Universal Health Services Inc. Class B	1,485	158,301
Unum Group	4,140	142,126
Urban Outfitters Inc.[a]	1,890	67,530
Valero Energy Corp.	8,595	436,626
Vantiv Inc. Class Aa	2,025	66,380
Varian Medical Systems Inc.[a]	1,620	133,083
Ventas Inc.	4,386	278,511
VeriSign Inc.[a,c]	2,115	114,316

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2014

Security	Shares	Value

Verisk Analytics Inc. Class Aa	2,340	$140,494
Verizon Communications Inc.	66,240	3,339,821
Vertex Pharmaceuticals Inc.[a]	3,780	336,080
VF Corp.	5,760	352,915
Viacom Inc. Class B NVS	6,255	517,101
Visa Inc. Class A	8,100	1,709,181
VMware Inc. Class Aa,c	1,305	129,665
Vornado Realty Trust	2,700	286,254
Voya Financial Inc.	2,295	85,145
Vulcan Materials Co.	2,160	136,361
W.R. Berkley Corp.	1,710	76,283
W.W. Grainger Inc.	1,035	243,380
Wal-Mart Stores Inc.	26,055	1,917,127
Walgreen Co.	14,445	993,383
Walt Disney Co. (The)	26,955	2,314,895
Waste Management Inc.	7,020	315,128
Waters Corp.[a]	1,440	148,954
WellPoint Inc.	4,545	499,086
Wells Fargo & Co.	80,775	4,111,447
Western Digital Corp.	3,600	359,388
Western Union Co.	9,270	161,947
Westlake Chemical Corp.	765	66,853
Weyerhaeuser Co.	9,315	291,746
Whirlpool Corp.	1,260	179,726
Whiting Petroleum Corp.[a]	1,935	171,228
Whole Foods Market Inc.	6,030	230,467
Williams Companies Inc. (The)	11,205	634,539
Willis Group Holdings PLC	2,790	113,693
Windstream Holdings Inc.	9,045	103,656
Wisconsin Energy Corp.	3,690	160,810
Workday Inc. Class Aa,c	1,350	113,184
Wyndham Worldwide Corp.	2,025	152,989
Wynn Resorts Ltd.	1,305	278,226
Xcel Energy Inc.	7,830	241,164
Xerox Corp.	18,000	238,680
Xilinx Inc.	4,365	179,532
XL Group PLC	4,410	142,178
Xylem Inc.	3,060	107,987
Yahoo! Inc.[a]	15,570	557,562
Yum! Brands Inc.	7,155	496,557
Zimmer Holdings Inc.	2,700	270,189
Zoetis Inc.	8,077	265,814

		290,348,847

TOTAL COMMON STOCKS
(Cost: $395,629,682)		484,508,841

Security	Shares	Value

PREFERRED STOCKS — 0.26%

GERMANY — 0.26%
Bayerische Motoren Werke AG	945	$89,798
Fuchs Petrolub SE	990	39,871
Henkel AG & Co. KGaA	2,880	320,915
Porsche Automobil Holding SE	2,475	232,239
Volkswagen AG	2,520	588,541

		1,271,364

TOTAL PREFERRED STOCKS
(Cost: $836,582)		1,271,364

RIGHTS — 0.01%

SPAIN — 0.01%
Banco Santander SAa	187,572	39,402
Zardoya Otis SAa	2,649	1,634

		41,036

TOTAL RIGHTS
(Cost: $40,331)		41,036

SHORT-TERM INVESTMENTS — 1.78%

MONEY MARKET FUNDS — 1.78%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[e,f,g]	7,712,634	7,712,634
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[e,f,g]	481,068	481,068
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	482,613	482,613

		8,676,315

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,676,315)		8,676,315

104	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 101.51%
(Cost: $405,182,910)	$494,497,556
Other Assets, Less Liabilities — (1.51)%	(7,355,885)

NET ASSETS — 100.00%	$487,141,671

FDR  —  Fiduciary Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	105

Schedule of Investments

iSHARES® MSCI QATAR CAPPED ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.81%

COMMERCIAL BANKS — 41.87%
Al Khalij Commercial Bank	143,670	$887,826
Commercial Bank of Qatar QSC (The)	72,442	1,352,940
Doha Bank QSC	66,904	1,034,522
Masraf Al Rayan QSC	446,948	6,530,523
Qatar International Islamic Bank QSC	44,725	1,024,462
Qatar Islamic Bank SAQ	62,760	1,821,953
Qatar National Bank	47,444	2,358,518

		15,010,744
CONSTRUCTION MATERIALS — 3.61%
Qatar National Cement Co.	16,183	595,140
Qatari Investors Group	49,824	700,628

		1,295,768
DIVERSIFIED FINANCIAL SERVICES — 2.78%
Qatar Industrial Manufacturing Co.[a]	26,774	338,260
Salam International Investment Co.	127,343	657,874

		996,134
DIVERSIFIED TELECOMMUNICATION SERVICES — 8.90%
Ooredoo QSC	90,716	3,189,137

		3,189,137
ENERGY EQUIPMENT & SERVICES — 5.14%
Gulf International Services OSC	58,816	1,841,534

		1,841,534
FOOD & STAPLES RETAILING — 1.08%
Meera Consumer Goods Co.	7,744	386,456

		386,456
FOOD PRODUCTS — 0.46%
Widam Food Co.	11,221	166,420

		166,420
HEALTH CARE PROVIDERS & SERVICES — 1.19%
Medicare Group	14,880	425,026

		425,026
INDUSTRIAL CONGLOMERATES — 5.23%
Industries Qatar QSC	39,382	1,875,539

		1,875,539
INSURANCE — 4.20%
Qatar Insurance Co. SAQ	60,989	1,507,556

		1,507,556
MARINE — 3.03%
Qatar Navigation QSC	44,088	1,086,156

		1,086,156

Security	Shares	Value

MULTI-UTILITIES — 4.49%
Qatar Electricity & Water Co. QSC	32,108	$1,611,132

		1,611,132
OIL, GAS & CONSUMABLE FUELS — 3.67%
Qatar Gas Transport Co. Ltd.	201,463	1,316,896

		1,316,896
REAL ESTATE MANAGEMENT & DEVELOPMENT — 8.87%
Barwa Real Estate Co.	144,826	1,499,572
Mazaya Qatar Real Estate Development Q.S.C	73,201	369,925
National Leasing	33,562	260,864
United Development Co. PSC	134,656	1,050,324

		3,180,685
WIRELESS TELECOMMUNICATION SERVICES — 5.29%
Vodafone Qatar QSC	361,378	1,895,721

		1,895,721

TOTAL COMMON STOCKS
(Cost: $36,764,872)		35,784,904

SHORT-TERM INVESTMENTS — 0.23%

MONEY MARKET FUNDS — 0.23%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	83,514	83,514

		83,514

TOTAL SHORT-TERM INVESTMENTS
(Cost: $83,514)		83,514

TOTAL INVESTMENTS IN SECURITIES — 100.04%
(Cost: $36,848,386)		35,868,418
Other Assets, Less Liabilities — (0.04)%		(15,530)

NET ASSETS — 100.00%		$35,852,888

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

106	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI UAE CAPPED ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.86%

AIRLINES — 3.41%
Air Arabia PJSC	4,653,015	$1,760,850

		1,760,850
BUILDING PRODUCTS — 2.84%
National Central Cooling Co. PJSC	1,193,785	568,771
Ras Al Khaimah Ceramics	1,015,877	896,106

		1,464,877
CAPITAL MARKETS — 4.23%
Dubai Investments PJSC	1,632,928	1,578,223
SHUAA Capital PSC[a]	1,748,319	604,502

		2,182,725
COMMERCIAL BANKS — 29.38%
Abu Dhabi Commercial Bank PJSC	1,526,483	3,736,155
Ajman Bank PJSC[a]	1,233,638	906,827
Dubai Islamic Bank PJSC	1,060,960	2,241,475
First Gulf Bank PJSC	506,284	2,508,642
National Bank of Abu Dhabi PJSC	840,922	3,319,685
Union National Bank PJSC	1,362,929	2,449,009

		15,161,793
CONSTRUCTION & ENGINEERING — 2.96%
Arabtec Holding Co.[a]	1,322,193	1,529,879

		1,529,879
DIVERSIFIED FINANCIAL SERVICES — 8.76%
Al Waha Capital PJSC	1,975,736	1,678,250
Dubai Financial Market PJSC	2,315,552	2,162,329
Gulf General Investment Co.[a]	2,156,572	681,076

		4,521,655
ENERGY EQUIPMENT & SERVICES — 2.81%
Lamprell PLC[a]	566,986	1,452,615

		1,452,615
FOOD PRODUCTS — 1.50%
Agthia Group PJSC	474,190	773,308

		773,308
HEALTH CARE PROVIDERS & SERVICES — 5.57%
Al Noor Hospitals Group PLC	85,665	1,470,868
NMC Health PLC	177,133	1,405,552

		2,876,420
OIL, GAS & CONSUMABLE FUELS — 2.65%
Dana Gas PJSC[a]	6,966,001	1,365,492

		1,365,492

Security	Shares	Value

REAL ESTATE MANAGEMENT & DEVELOPMENT — 26.51%
Aldar Properties PJSC	4,516,357	$4,635,566
Emaar Properties PJSC	2,802,416	7,454,188
Eshraq Properties Co. PJSC[a]	2,191,086	817,247
RAK Properties PJSC	2,812,631	773,405

		13,680,406
TRANSPORTATION INFRASTRUCTURE — 9.24%
DP World Ltd.	239,729	4,770,607

		4,770,607

TOTAL COMMON STOCKS
(Cost: $53,881,847)		51,540,627

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	19,631	19,631

		19,631

TOTAL SHORT-TERM INVESTMENTS
(Cost: $19,631)		19,631

TOTAL INVESTMENTS IN SECURITIES — 99.90%
(Cost: $53,901,478)		51,560,258
Other Assets, Less Liabilities — 0.10%		49,950

NET ASSETS — 100.00%		$51,610,208

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	107

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2014

	iShares Developed Small-Cap ex North America ETF	iShares MSCI ACWI ETF	iShares MSCI ACWI ex U.S. ETF

ASSETS
Investments, at cost:
Unaffiliated	$45,155,344	$4,843,965,204	$1,622,053,437
Affiliated (Note 2)	2,050,182	99,720,890	30,888,569

Total cost of investments	$47,205,526	$4,943,686,094	$1,652,942,006

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$45,326,876	$5,790,521,264	$1,769,351,448
Affiliated (Note 2)	2,050,182	102,334,121	30,888,569

Total fair value of investments	47,377,058	5,892,855,385	1,800,240,017
Foreign currency, at value[b]	49,774	8,699,664	2,177,352
Cash	387	4,319	4,706
Receivables:
Dividends and interest	81,389	10,410,570	4,491,915

Total Assets	47,508,608	5,911,969,938	1,806,913,990

LIABILITIES
Payables:
Investment securities purchased	9,040	—	68,475
Collateral for securities on loan (Note 1)	2,020,716	87,833,021	30,080,674
Foreign taxes (Note 1)	6	101	3,463
Investment advisory fees (Note 2)	22,900	1,660,323	494,376

Total Liabilities	2,052,662	89,493,445	30,646,988

NET ASSETS	$45,455,946	$5,822,476,493	$1,776,267,002

Net assets consist of:
Paid-in capital	$48,041,731	$4,974,887,873	$1,695,602,006
Undistributed (distributions in excess of) net investment income	(120,625)	7,533,802	2,366,606
Accumulated net realized loss	(2,635,828)	(108,990,873)	(68,965,488)
Net unrealized appreciation	170,668	949,045,691	147,263,878

NET ASSETS	$45,455,946	$5,822,476,493	$1,776,267,002

Shares outstanding[c]	1,000,000	97,800,000	37,400,000

Net asset value per share	$45.46	$59.53	$47.49

[a]	Securities on loan with values of $1,888,417, $82,414,034 and $27,957,924, respectively. See Note 1.
[b]	Cost of foreign currency: $50,131, $8,788,601 and $2,194,448, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

108	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2014

	iShares MSCI Emerging Markets Financials ETF	iShares MSCI Emerging Markets Materials ETF	iShares MSCI Europe Financials ETF

ASSETS
Investments, at cost:
Unaffiliated	$6,314,029	$8,260,194	$450,163,457
Affiliated (Note 2)	110,554	673,853	465,247

Total cost of investments	$6,424,583	$8,934,047	$450,628,704

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$6,546,304	$7,595,520	$461,420,973
Affiliated (Note 2)	110,554	673,853	465,247

Total fair value of investments	6,656,858	8,269,373	461,886,220
Foreign currency, at value[b]	9,102	11,579	646,525
Receivables:
Dividends and interest	30,710	26,069	349,557

Total Assets	6,696,670	8,307,021	462,882,302

LIABILITIES
Payables:
Investment securities purchased	—	4,378	—
Collateral for securities on loan (Note 1)	104,785	666,160	298,584
Foreign taxes (Note 1)	184	—	—
Investment advisory fees (Note 2)	3,663	4,321	196,419

Total Liabilities	108,632	674,859	495,003

NET ASSETS	$6,588,038	$7,632,162	$462,387,299

Net assets consist of:
Paid-in capital	$7,453,534	$11,087,222	$453,535,547
Undistributed net investment income	28,511	16,727	627,080
Accumulated net realized loss	(1,126,261)	(2,807,004)	(3,016,568)
Net unrealized appreciation (depreciation)	232,254	(664,783)	11,241,240

NET ASSETS	$6,588,038	$7,632,162	$462,387,299

Shares outstanding[c]	250,000	450,000	19,150,000

Net asset value per share	$26.35	$16.96	$24.15

[a]	Securities on loan with values of $97,694, $621,860 and $160,781, respectively. See Note 1.
[b]	Cost of foreign currency: $9,104, $11,616 and $655,396, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	109

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2014

	iShares MSCI Far East Financials ETF	iShares MSCI Kokusai ETF	iShares MSCI Qatar Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$4,428,924	$395,433,774	$36,764,872
Affiliated (Note 2)	46,209	9,749,136	83,514

Total cost of investments	$4,475,133	$405,182,910	$36,848,386

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$4,480,241	$484,417,417	$35,784,904
Affiliated (Note 2)	46,209	10,080,139	83,514

Total fair value of investments	4,526,450	494,497,556	35,868,418
Foreign currency, at value[b]	795	336,872	—
Cash	—	—	44,955
Receivables:
Dividends and interest	6,670	694,174	—

Total Assets	4,533,915	495,528,602	35,913,373

LIABILITIES
Payables:
Investment securities purchased	—	89,815	42,819
Collateral for securities on loan (Note 1)	43,409	8,193,702	—
Investment advisory fees (Note 2)	1,803	103,414	17,666

Total Liabilities	45,212	8,386,931	60,485

NET ASSETS	$4,488,703	$487,141,671	$35,852,888

Net assets consist of:
Paid-in capital	$4,651,126	$409,563,505	$37,177,022
Undistributed (distributions in excess of) net investment income (net investment loss)	(18,738)	451,344	(1,110)
Accumulated net realized loss	(195,000)	(12,183,054)	(343,052)
Net unrealized appreciation (depreciation)	51,315	89,309,876	(979,972)

NET ASSETS	$4,488,703	$487,141,671	$35,852,888

Shares outstanding[c]	150,000	9,000,000	1,450,000

Net asset value per share	$29.92	$54.13	$24.73

[a]	Securities on loan with values of $41,340, $7,686,315 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $796, $340,395 and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

110	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2014

iShares MSCI UAE Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$53,881,847
Affiliated (Note 2)	19,631

Total cost of investments	$53,901,478

Investments in securities, at fair value (Note 1):
Unaffiliated	$51,540,627
Affiliated (Note 2)	19,631

Total fair value of investments	51,560,258
Foreign currency, at value[a]	130
Receivables:
Investment securities sold	926,732

Total Assets	52,487,120

LIABILITIES
Payables:
Capital shares redeemed	546,846
Securities related to in-kind transactions (Note 4)	301,413
Investment advisory fees (Note 2)	28,653

Total Liabilities	876,912

NET ASSETS	$51,610,208

Net assets consist of:
Paid-in capital	$55,459,287
Accumulated net realized loss	(1,507,756)
Net unrealized depreciation	(2,341,323)

NET ASSETS	$51,610,208

Shares outstanding[b]	2,150,000

Net asset value per share	$24.00

[a]	Cost of foreign currency: $132.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	111

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2014

	iShares Developed Small-Cap ex North America ETF	iShares MSCI ACWI ETF	iShares MSCI ACWI ex U.S. ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,100,554	$143,258,826	$56,724,880
Dividends — affiliated (Note 2)	—	260,725	—
Interest — unaffiliated	—	—	14
Interest — affiliated (Note 2)	6	651	168
Securities lending income — affiliated (Note 2)	38,970	458,014	292,334

	1,139,530	143,978,216	57,017,396
Less: Other foreign taxes (Note 1)	(10)	(74,588)	(64,347)

Total investment income	1,139,520	143,903,628	56,953,049

EXPENSES
Investment advisory fees (Note 2)	230,094	17,158,936	5,699,958

Total expenses	230,094	17,158,936	5,699,958

Net investment income	909,426	126,744,692	51,253,091

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,039,055	(45,143,461)	(16,704,662)
In-kind redemptions — unaffiliated	5,778,412	155,221,492	127,625,397
In-kind redemptions — affiliated (Note 2)	—	356,226	—
Foreign currency transactions	1,690	70,036	169,275

Net realized gain	6,819,157	110,504,293	111,090,010

Net change in unrealized appreciation/depreciation on:
Investments	134,825	507,244,263	85,747,606
Translation of assets and liabilities in foreign currencies	(1,155)	(65,714)	435

Net change in unrealized appreciation/depreciation	133,670	507,178,549	85,748,041

Net realized and unrealized gain	6,952,827	617,682,842	196,838,051

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,862,253	$744,427,534	$248,091,142

[a]	Net of foreign withholding tax of $88,517, $7,605,607 and $4,371,809, respectively.

See notes to financial statements.

112	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2014

	iShares MSCI Emerging Markets Financials ETF	iShares MSCI Emerging Markets Materials ETF	iShares MSCI Europe Financials ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$197,243	$176,299	$15,522,293
Interest — affiliated (Note 2)	1	1	22
Securities lending income — affiliated (Note 2)	1,510	1,922	47,995

	198,754	178,222	15,570,310
Less: Other foreign taxes (Note 1)	(562)	—	—

Total investment income	198,192	178,222	15,570,310

EXPENSES
Investment advisory fees (Note 2)	41,183	45,990	1,863,142

Total expenses	41,183	45,990	1,863,142

Net investment income	157,009	132,232	13,707,168

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(835,513)	(2,195,338)	(2,132,808)
In-kind redemptions — unaffiliated	—	40,259	14,977,489
Foreign currency transactions	(3,711)	(7,385)	51,982

Net realized gain (loss)	(839,224)	(2,162,464)	12,896,663

Net change in unrealized appreciation/depreciation on:
Investments	1,493,283	2,685,203	2,652,436
Translation of assets and liabilities in foreign currencies	45	(282)	(17,487)

Net change in unrealized appreciation/depreciation	1,493,328	2,684,921	2,634,949

Net realized and unrealized gain	654,104	522,457	15,531,612

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$811,113	$654,689	$29,238,780

[a]	Net of foreign withholding tax of $20,667, $26,251 and $1,113,403, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	113

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2014

	iShares MSCI Far East Financials ETF	iShares MSCI Kokusai ETF	iShares MSCI Qatar Capped ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$140,870	$13,868,129	$16,874
Dividends — affiliated (Note 2)	—	33,604	—
Interest — affiliated (Note 2)	1	69	—
Securities lending income — affiliated (Note 2)	223	47,160	—

Total investment income	141,094	13,948,962	16,874

EXPENSES
Investment advisory fees (Note 2)	27,250	1,239,007	37,312

Total expenses	27,250	1,239,007	37,312

Net investment income (loss)	113,844	12,709,955	(20,438)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(102,974)	1,290,026	(343,052)
Investments — affiliated (Note 2)	—	5,702	—
In-kind redemptions — unaffiliated	395,089	37,815,305	—
In-kind redemptions — affiliated (Note 2)	—	138,041	—
Foreign currency transactions	(1,987)	55,088	(5,979)

Net realized gain (loss)	290,128	39,304,162	(349,031)

Net change in unrealized appreciation/depreciation on:
Investments	(159,526)	26,183,530	(979,968)
Translation of assets and liabilities in foreign currencies	36	(2,398)	(4)

Net change in unrealized appreciation/depreciation	(159,490)	26,181,132	(979,972)

Net realized and unrealized gain (loss)	130,638	65,485,294	(1,329,003)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$244,482	$78,195,249	$(1,349,441)

[a]	For the period from April 29, 2014 (commencement of operations) to July 31, 2014.
[b]	Net of foreign withholding tax of $7,241, $606,233 and $ —, respectively.

See notes to financial statements.

114	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2014

iShares MSCI UAE Capped ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated	$85,889

Total investment income	85,889

EXPENSES
Investment advisory fees (Note 2)	66,013

Total expenses	66,013

Net investment income	19,876

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,507,756)
In-kind redemptions — unaffiliated	124,641
Foreign currency transactions	991

Net realized loss	(1,382,124)

Net change in unrealized appreciation/depreciation on:
Investments	(2,341,220)
Translation of assets and liabilities in foreign currencies	(103)

Net change in unrealized appreciation/depreciation	(2,341,323)

Net realized and unrealized loss	(3,723,447)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,703,571)

[a]	For the period from April 29, 2014 (commencement of operations) to July 31, 2014.

See notes to financial statements.

FINANCIAL STATEMENTS	115

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Developed Small-Cap ex North America ETF		iShares MSCI ACWI ETF
	Year ended July 31, 2014	Year ended July 31, 2013	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$909,426	$890,047	$126,744,692	$82,022,078
Net realized gain (loss)	6,819,157	(794,492)	110,504,293	98,149,043
Net change in unrealized appreciation/depreciation	133,670	7,063,720	507,178,549	443,644,269

Net increase in net assets resulting from operations	7,862,253	7,159,275	744,427,534	623,815,390

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,091,494)	(1,030,942)	(123,492,808)	(81,254,852)

Total distributions to shareholders	(1,091,494)	(1,030,942)	(123,492,808)	(81,254,852)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	18,010,549	7,666,364	1,646,675,678	1,201,558,138
Cost of shares redeemed	(18,454,964)	—	(495,095,279)	(393,622,369)

Net increase (decrease) in net assets from capital share transactions	(444,415)	7,666,364	1,151,580,399	807,935,769

INCREASE IN NET ASSETS	6,326,344	13,794,697	1,772,515,125	1,350,496,307

NET ASSETS
Beginning of year	39,129,602	25,334,905	4,049,961,368	2,699,465,061

End of year	$45,455,946	$39,129,602	$5,822,476,493	$4,049,961,368

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(120,625)	$(173,721)	$7,533,802	$3,557,164

SHARES ISSUED AND REDEEMED
Shares sold	400,000	200,000	29,400,000	24,400,000
Shares redeemed	(400,000)	—	(9,000,000)	(7,800,000)

Net increase in shares outstanding	—	200,000	20,400,000	16,600,000

See notes to financial statements.

116	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI ACWI ex U.S. ETF		iShares MSCI Emerging Markets Financials ETF
	Year ended July 31, 2014	Year ended July 31, 2013	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$51,253,091	$35,484,882	$157,009	$123,906
Net realized gain (loss)	111,090,010	6,673,469	(839,224)	13,546
Net change in unrealized appreciation/depreciation	85,748,041	135,673,909	1,493,328	(349,872)

Net increase (decrease) in net assets resulting from operations	248,091,142	177,832,260	811,113	(212,420)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(51,636,094)	(34,921,642)	(123,738)	(121,037)

Total distributions to shareholders	(51,636,094)	(34,921,642)	(123,738)	(121,037)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	494,379,387	603,024,666	—	3,983,643
Cost of shares redeemed	(519,437,560)	(127,212,142)	—	(1,209,955)

Net increase (decrease) in net assets from capital share transactions	(25,058,173)	475,812,524	—	2,773,688

INCREASE IN NET ASSETS	171,396,875	618,723,142	687,375	2,440,231

NET ASSETS
Beginning of year	1,604,870,127	986,146,985	5,900,663	3,460,432

End of year	$1,776,267,002	$1,604,870,127	$6,588,038	$5,900,663

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$2,366,606	$699,180	$28,511	$(1,240)

SHARES ISSUED AND REDEEMED
Shares sold	11,000,000	14,600,000	—	150,000
Shares redeemed	(11,400,000)	(3,200,000)	—	(50,000)

Net increase (decrease) in shares outstanding	(400,000)	11,400,000	—	100,000

See notes to financial statements.

FINANCIAL STATEMENTS	117

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Emerging Markets Materials ETF		iShares MSCI Europe Financials ETF
	Year ended July 31, 2014	Year ended July 31, 2013	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$132,232	$160,256	$13,707,168	$1,449,307
Net realized gain (loss)	(2,162,464)	(931,387)	12,896,663	(215,928)
Net change in unrealized appreciation/depreciation	2,684,921	(429,933)	2,634,949	11,849,324

Net increase (decrease) in net assets resulting from operations	654,689	(1,201,064)	29,238,780	13,082,703

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(113,412)	(186,408)	(13,474,465)	(1,367,561)

Total distributions to shareholders	(113,412)	(186,408)	(13,474,465)	(1,367,561)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,276,079	3,185,687	406,678,525	63,245,906
Cost of shares redeemed	(804,301)	(3,767,235)	(54,095,014)	(2,688,416)

Net increase (decrease) in net assets from capital share transactions	2,471,778	(581,548)	352,583,511	60,557,490

INCREASE (DECREASE) IN NET ASSETS	3,013,055	(1,969,020)	368,347,826	72,272,632

NET ASSETS
Beginning of year	4,619,107	6,588,127	94,039,473	21,766,841

End of year	$7,632,162	$4,619,107	$462,387,299	$94,039,473

Undistributed net investment income included in net assets at end of year	$16,727	$5,292	$627,080	$118,002

SHARES ISSUED AND REDEEMED
Shares sold	200,000	150,000	17,050,000	3,050,000
Shares redeemed	(50,000)	(200,000)	(2,250,000)	(150,000)

Net increase (decrease) in shares outstanding	150,000	(50,000)	14,800,000	2,900,000

See notes to financial statements.

118	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Far East Financials ETF		iShares MSCI Kokusai ETF
	Year ended July 31, 2014	Year ended July 31, 2013	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$113,844	$84,319	$12,709,955	$15,711,661
Net realized gain (loss)	290,128	(33,430)	39,304,162	34,347,465
Net change in unrealized appreciation/depreciation	(159,490)	268,192	26,181,132	80,803,046

Net increase in net assets resulting from operations	244,482	319,081	78,195,249	130,862,172

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(160,326)	(90,218)	(12,848,015)	(16,039,516)

Total distributions to shareholders	(160,326)	(90,218)	(12,848,015)	(16,039,516)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	7,313,424	32,518,102	25,063,289
Cost of shares redeemed	(4,287,326)	(1,172,614)	(172,782,440)	(172,897,011)

Net increase (decrease) in net assets from capital share transactions	(4,287,326)	6,140,810	(140,264,338)	(147,833,722)

INCREASE (DECREASE) IN NET ASSETS	(4,203,170)	6,369,673	(74,917,104)	(33,011,066)

NET ASSETS
Beginning of year	8,691,873	2,322,200	562,058,775	595,069,841

End of year	$4,488,703	$8,691,873	$487,141,671	$562,058,775

Undistributed (distributions in excess of) of net investment income included in net assets at end of year	$(18,738)	$(14,310)	$451,344	$439,183

SHARES ISSUED AND REDEEMED
Shares sold	—	250,000	600,000	600,000
Shares redeemed	(150,000)	(50,000)	(3,400,000)	(3,800,000)

Net increase (decrease) in shares outstanding	(150,000)	200,000	(2,800,000)	(3,200,000)

See notes to financial statements.

FINANCIAL STATEMENTS	119

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Qatar Capped ETF	iShares MSCI UAE Capped ETF
	Period from April 29, 2014[a] to July 31, 2014	Period from April 29, 2014[a] to July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$(20,438)	$19,876
Net realized loss	(349,031)	(1,382,124)
Net change in unrealized appreciation/depreciation	(979,972)	(2,341,323)

Net decrease in net assets resulting from operations	(1,349,441)	(3,703,571)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(62,169)

Total distributions to shareholders	—	(62,169)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	39,578,859	64,623,887
Cost of shares redeemed	(2,376,530)	(9,247,939)

Net increase in net assets from capital share transactions	37,202,329	55,375,948

INCREASE IN NET ASSETS	35,852,888	51,610,208

NET ASSETS
Beginning of period	—	—

End of period	$35,852,888	$51,610,208

Distributions in excess of net investment income (net investment loss) included in net assets at end of period	$(1,110)	$—

SHARES ISSUED AND REDEEMED
Shares sold	1,550,000	2,550,000
Shares redeemed	(100,000)	(400,000)

Net increase in shares outstanding	1,450,000	2,150,000

[a]	Commencement of operations.

See notes to financial statements.

120	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Developed Small-Cap ex North America ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$39.13	$31.67	$38.67	$32.68	$29.16

Income from investment operations:
Net investment income[a]	0.88	1.02	0.89	0.85	0.63
Net realized and unrealized gain (loss)[b]	6.46	7.59	(6.71)	6.24	3.60

Total from investment operations	7.34	8.61	(5.82)	7.09	4.23

Less distributions from:
Net investment income	(1.01)	(1.15)	(1.18)	(1.10)	(0.71)

Total distributions	(1.01)	(1.15)	(1.18)	(1.10)	(0.71)

Net asset value, end of year	$45.46	$39.13	$31.67	$38.67	$32.68

Total return	18.86%	27.59%	(14.93)%	21.80%	14.57%

Ratios/Supplemental data:
Net assets, end of year (000s)	$45,456	$39,130	$25,335	$38,668	$32,684
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.98%	2.77%	2.70%	2.23%	1.96%
Portfolio turnover rate[c]	18%	24%	25%	25%	17%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the year ended July 31, 2014 was 17%. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	121

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI ACWI ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$52.33	$44.40	$47.15	$40.94	$37.62

Income from investment operations:
Net investment income[a]	1.40	1.16	1.10	1.02	0.85
Net realized and unrealized gain (loss)[b]	7.09	7.88	(2.80)	6.20	3.11

Total from investment operations	8.49	9.04	(1.70)	7.22	3.96

Less distributions from:
Net investment income	(1.29)	(1.11)	(1.05)	(1.01)	(0.64)

Total distributions	(1.29)	(1.11)	(1.05)	(1.01)	(0.64)

Net asset value, end of year	$59.53	$52.33	$44.40	$47.15	$40.94

Total return	16.29%	20.54%	(3.47)%	17.68%	10.55%

Ratios/Supplemental data:
Net assets, end of year (000s)	$5,822,476	$4,049,961	$2,699,465	$2,032,099	$1,215,853
Ratio of expenses to average net assets	0.33%	0.34%	0.34%	0.34%	0.35%
Ratio of net investment income to average net assets	2.46%	2.34%	2.53%	2.20%	2.06%
Portfolio turnover rate[c]	5%	6%	6%	5%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2014 and July 31, 2013 were 5% and 5%, respectively. See Note 4.

See notes to financial statements.

122	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI ACWI ex U.S. ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$42.46	$37.35	$43.97	$38.84	$36.57

Income from investment operations:
Net investment income[a]	1.38	1.15	1.16	1.17	0.94
Net realized and unrealized gain (loss)[b]	5.12	5.05	(6.59)	5.08	2.12

Total from investment operations	6.50	6.20	(5.43)	6.25	3.06

Less distributions from:
Net investment income	(1.47)	(1.09)	(1.19)	(1.12)	(0.79)

Total distributions	(1.47)	(1.09)	(1.19)	(1.12)	(0.79)

Net asset value, end of year	$47.49	$42.46	$37.35	$43.97	$38.84

Total return	15.42%	16.74%	(12.24)%	16.16%	8.42%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,776,267	$1,604,870	$986,147	$984,995	$675,865
Ratio of expenses to average net assets	0.33%	0.34%	0.34%	0.34%	0.35%
Ratio of net investment income to average net assets	3.00%	2.76%	3.04%	2.68%	2.40%
Portfolio turnover rate[c]	8%	7%	9%	7%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2014 and July 31, 2013 were 6% and 6%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	123

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Financials ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jan. 20, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$23.60	$23.07	$27.81	$26.24	$24.65

Income from investment operations:
Net investment income[b]	0.63	0.59	0.43	0.60	0.26
Net realized and unrealized gain (loss)[c]	2.62	0.45	(3.64)	1.38	1.55

Total from investment operations	3.25	1.04	(3.21)	1.98	1.81

Less distributions from:
Net investment income	(0.50)	(0.51)	(1.00)	(0.41)	(0.22)
Return of capital	—	—	(0.53)	—	—

Total distributions	(0.50)	(0.51)	(1.53)	(0.41)	(0.22)

Net asset value, end of period	$26.35	$23.60	$23.07	$27.81	$26.24

Total return	13.88%	4.50%	(10.89)%	7.59%	7.38%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,588	$5,901	$3,460	$22,245	$2,624
Ratio of expenses to average net assets[e]	0.68%	0.67%	0.69%	0.67%	0.69%
Ratio of expenses to average net assets prior to waived fees	n/a	n/a	n/a	0.68%	n/a
Ratio of net investment income to average net assets[e]	2.58%	2.31%	1.88%	2.10%	2.03%
Portfolio turnover rate[f]	49%	3%	2%	6%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

124	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Materials ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jan. 20, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$15.40	$18.82	$26.76	$22.86	$24.43

Income from investment operations:
Net investment income[b]	0.32	0.46	0.67	0.43	0.17
Net realized and unrealized gain (loss)[c]	1.49	(3.31)	(7.92)	3.79	(1.64)

Total from investment operations	1.81	(2.85)	(7.25)	4.22	(1.47)

Less distributions from:
Net investment income	(0.25)	(0.57)	(0.69)	(0.32)	(0.10)

Total distributions	(0.25)	(0.57)	(0.69)	(0.32)	(0.10)

Net asset value, end of period	$16.96	$15.40	$18.82	$26.76	$22.86

Total return	11.83%	(15.52)%	(27.11)%	18.48%	(6.00)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$7,632	$4,619	$6,588	$12,041	$5,715
Ratio of expenses to average net assets[e]	0.68%	0.67%	0.69%	0.67%	0.69%
Ratio of expenses to average net assets prior to waived fees	n/a	n/a	n/a	0.68%	n/a
Ratio of net investment income to average net assets[e]	1.94%	2.38%	3.18%	1.59%	1.46%
Portfolio turnover rate[f]	51%	5%	5%	6%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the year ended July 31, 2014 was 44%. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	125

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Europe Financials ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jan. 20, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$21.62	$15.01	$20.72	$22.05	$23.65

Income from investment operations:
Net investment income[b]	0.87	0.64	0.72	0.48	0.28
Net realized and unrealized gain (loss)[c]	2.36	6.41	(5.96)	(1.10)	(1.68)

Total from investment operations	3.23	7.05	(5.24)	(0.62)	(1.40)

Less distributions from:
Net investment income	(0.70)	(0.44)	(0.47)	(0.71)	(0.20)

Total distributions	(0.70)	(0.44)	(0.47)	(0.71)	(0.20)

Net asset value, end of period	$24.15	$21.62	$15.01	$20.72	$22.05

Total return	14.89%	47.30%	(25.30)%	(2.95)%	(5.82)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$462,387	$94,039	$21,767	$7,253	$12,126
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	3.53%	3.26%	4.51%	2.13%	2.55%
Portfolio turnover rate[f]	8%	7%	8%	10%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

126	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Far East Financials ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jan. 20, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$28.97	$23.22	$25.32	$23.16	$24.56

Income from investment operations:
Net investment income[b]	0.59	0.59	0.63	0.51	0.30
Net realized and unrealized gain (loss)[c]	1.26	5.88	(2.07)	2.33	(1.40)

Total from investment operations	1.85	6.47	(1.44)	2.84	(1.10)

Less distributions from:
Net investment income	(0.90)	(0.72)	(0.66)	(0.68)	(0.30)

Total distributions	(0.90)	(0.72)	(0.66)	(0.68)	(0.30)

Net asset value, end of period	$29.92	$28.97	$23.22	$25.32	$23.16

Total return	6.45%	28.25%	(5.41)%	12.33%	(4.46)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,489	$8,692	$2,322	$2,532	$2,316
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.01%	2.08%	2.79%	2.02%	2.38%
Portfolio turnover rate[f]	4%	13%	7%	9%	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	127

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Kokusai ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$47.63	$39.67	$41.01	$35.12	$32.24

Income from investment operations:
Net investment income[a]	1.33	1.10	1.01	1.01	0.82
Net realized and unrealized gain (loss)[b]	6.64	8.03	(1.33)	5.80	2.68

Total from investment operations	7.97	9.13	(0.32)	6.81	3.50

Less distributions from:
Net investment income	(1.47)	(1.17)	(1.02)	(0.92)	(0.62)

Total distributions	(1.47)	(1.17)	(1.02)	(0.92)	(0.62)

Net asset value, end of year	$54.13	$47.63	$39.67	$41.01	$35.12

Total return	16.80%	23.26%	(0.62)%	19.45%	10.88%

Ratios/Supplemental data:
Net assets, end of year (000s)	$487,142	$562,059	$595,070	$639,698	$245,857
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.56%	2.50%	2.62%	2.49%	2.29%
Portfolio turnover rate[c]	5%	4%	5%	4%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

128	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Qatar Capped ETF

Period from Apr. 29, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$24.26

Income from investment operations:
Net investment loss[b]	(0.02)
Net realized and unrealized gain[c]	0.49

Total from investment operations	0.47

Net asset value, end of period	$24.73

Total return	1.94%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$35,853
Ratio of expenses to average net assets[e]	0.61%
Ratio of net investment loss to average net assets[e]	(0.34)%
Portfolio turnover rate[f]	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the period ended July 31, 2014 was 0%. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	129

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI UAE Capped ETF

Period from Apr. 29, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$25.04

Income from investment operations:
Net investment income[b]	0.01
Net realized and unrealized loss[c]	(1.01)

Total from investment operations	(1.00)

Less distributions from:
Net investment income	(0.04)

Total distributions	(0.04)

Net asset value, end of period	$24.00

Total return	(4.00)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$51,610
Ratio of expenses to average net assets[e]	0.62%
Ratio of net investment income to average net assets[e]	0.19%
Portfolio turnover rate[f]	22%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the period ended July 31, 2014 was 1%. See Note 4.

See notes to financial statements.

130	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Developed Small-Cap ex North America	Diversified
MSCI ACWI	Diversified
MSCI ACWI ex U.S.	Diversified
MSCI Emerging Markets Financials	Non-diversified
MSCI Emerging Markets Materials	Non-diversified

iShares ETF	Diversification Classification
MSCI Europe Financials	Diversified
MSCI Far East Financials	Non-diversified
MSCI Kokusai	Diversified
MSCI Qatar Capped[a]	Non-diversified
MSCI UAE Capped[a]	Non-diversified

[a]	The fund commenced operations on April 29, 2014.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	131

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

132	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3		Total
Developed Small-Cap ex North America
Assets:
Common Stocks	$44,946,508	$139,651	$2,093		$45,088,252
Investment Companies	96,931	—	—		96,931
Preferred Stocks	139,865	—	—		139,865
Rights	—	1,786	0	[a]	1,786
Warrants	42	—	—		42
Money Market Funds	2,050,182	—	—		2,050,182

	$47,233,528	$141,437	$2,093		$47,377,058

MSCI ACWI
Assets:
Common Stocks	$5,756,354,645	$—	$—		$5,756,354,645
Preferred Stocks	46,125,352	—	—		46,125,352
Rights	—	342,415	—		342,415
Money Market Funds	90,032,973	—	—		90,032,973

	$5,892,512,970	$342,415	$—		$5,892,855,385

MSCI ACWI ex U.S.
Assets:
Common Stocks	$1,738,742,430	$—	$2		$1,738,742,432
Preferred Stocks	30,334,762	—	—		30,334,762
Rights	—	274,254	—		274,254
Money Market Funds	30,888,569	—	—		30,888,569

	$1,799,965,761	$274,254	$2		$1,800,240,017

MSCI Emerging Markets Financials
Assets:
Common Stocks	$5,965,758	$—	$—		$5,965,758
Preferred Stocks	580,546	—	—		580,546
Money Market Funds	110,554	—	—		110,554

	$6,656,858	$—	$—		$6,656,858

MSCI Emerging Markets Materials
Assets:
Common Stocks	$6,709,534	$—	$—		$6,709,534
Preferred Stocks	885,986	—	—		885,986
Money Market Funds	673,853	—	—		673,853

	$8,269,373	$—	$—		$8,269,373

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3		Total
MSCI Europe Financials
Assets:
Common Stocks	$460,843,948	$—	$0	[a]	$460,843,948
Rights	—	577,025	—		577,025
Money Market Funds	465,247	—	—		465,247

	$461,309,195	$577,025	$0	[a]	$461,886,220

MSCI Far East Financials
Assets:
Common Stocks	$4,480,241	$—	$—		$4,480,241
Money Market Funds	46,209	—	—		46,209

	$4,526,450	$—	$—		$4,526,450

MSCI Kokusai
Assets:
Common Stocks	$484,508,840	$—	$1		$484,508,841
Preferred Stocks	1,271,364	—	—		1,271,364
Rights	—	41,036	—		41,036
Money Market Funds	8,676,315	—	—		8,676,315

	$494,456,519	$41,036	$1		$494,497,556

MSCI Qatar Capped
Assets:
Common Stocks	$35,784,904	$—	$—		$35,784,904
Money Market Funds	83,514	—	—		83,514

	$35,868,418	$—	$—		$35,868,418

MSCI UAE Capped
Assets:
Common Stocks	$51,540,627	$—	$—		$51,540,627
Money Market Funds	19,631	—	—		19,631

	$51,560,258	$—	$—		$51,560,258

[a]	Rounds to less than $1.

As of July 31, 2013, the iShares MSCI Emerging Markets Materials ETF used observable inputs in determining the value of a certain investment. As of July 31, 2014, the Fund no longer held the investment. As a result, investments with a beginning of period value of $142,565 transferred out of Level 2 in the disclosure hierarchy.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend

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iSHARES® TRUST

income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of

NOTES TO FINANCIAL STATEMENTS	135

Notes to Financial Statements (Continued)

iSHARES® TRUST

investments. The value of any securities on loan as of July 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of July 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Developed Small-Cap ex North America	$1,888,417	$1,888,417	$—
MSCI ACWI	82,414,034	82,414,034	—
MSCI ACWI ex U.S.	27,957,924	27,957,924	—
MSCI Emerging Markets Financials	97,694	97,694	—
MSCI Emerging Markets Materials	621,860	621,860	—
MSCI Europe Financials	160,781	160,781	—
MSCI Far East Financials	41,340	41,340	—
MSCI Kokusai	7,686,315	7,686,315	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for

136	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI ACWI and iShares MSCI ACWI ex U.S. ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.350%	First $30 billion
0.320	Over $30 billion, up to and including $60 billion
0.280	Over $60 billion, up to and including $90 billion
0.252	Over $90 billion[a]

[a]	Breakpoint level added effective July 1, 2014.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI ACWI and iShares MSCI ACWI ex U.S. ETFs through November 30, 2015 in an amount equal to each Fund’s pro rata share of the fees and expenses attributable to each Fund’s investments in other iShares funds. The Funds did not hold any iShares funds during the year ended July 31, 2014.

For its investment advisory services to each of the iShares MSCI Qatar Capped and iShares MSCI UAE Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion
0.45	Over $32 billion

For its investment advisory services to each of the iShares MSCI Emerging Markets Financials and iShares MSCI Emerging Markets Materials ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.75%		First $14 billion
0.68		Over $14 billion, up to and including $28 billion
0.61		Over $28 billion, up to and including $42 billion
0.54	[a]	Over $42 billion, up to and including $56 billion
0.47	[a]	Over $56 billion, up to and including $70 billion
0.41	[a]	Over $70 billion, up to and including $84 billion
0.35	[a]	Over $84 billion

[a]	Investment advisory fee was reduced effective July 1, 2014. Prior to this date, the investment advisory fee for these breakpoint levels were 0.56%, 0.50%, 0.45% and 0.40%, respectively.

NOTES TO FINANCIAL STATEMENTS	137

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Developed Small-Cap ex North America	0.50%
MSCI Europe Financials	0.48
MSCI Far East Financials	0.48
MSCI Kokusai	0.25

Effective August 29, 2014, for its investment advisory services to the iShares Developed Small-Cap ex North America ETF, BFA will be entitled to an annual investment advisory fee of 0.40% based on the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 75% of securities lending income (commencing January 1, 2015 the amount each Fund will retain is expected to change to 70% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

For the year ended July 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
Developed Small-Cap ex North America	$16,169
MSCI ACWI	204,084
MSCI ACWI ex U.S.	127,025
MSCI Emerging Markets Financials	589

iShares ETF	Fees Paid to BTC
MSCI Emerging Markets Materials	$770
MSCI Europe Financials	17,487
MSCI Far East Financials	110
MSCI Kokusai	23,063

In addition, commencing the business day following a “Hurdle Date” (the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 80% of securities lending income (for any Hurdle Date after January 1, 2015, each Fund will retain 75% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

138	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended July 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain Funds, in order to improve their portfolio liquidity and their ability to track their underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
MSCI ACWI
BlackRock Inc.	11,410	4,263	(1,305)	14,368	$4,378,361	$96,052	$160,573
PNC Financial Services Group Inc. (The)	75,972	28,812	(8,820)	95,964	7,922,788	164,673	195,653

					$12,301,149	$260,725	$356,226

MSCI Kokusai
BlackRock Inc.	2,832	318	(945)	2,205	$671,930	$16,798	$85,172
PNC Financial Services Group Inc. (The)	11,328	1,514	(3,977)	8,865	731,894	16,806	58,571

					$1,403,824	$33,604	$143,743

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	139

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2014 were as follows:

iShares ETF	Purchases	Sales
Developed Small-Cap ex North America	$8,276,632	$8,487,512
MSCI ACWI	326,192,015	269,197,655
MSCI ACWI ex U.S.	143,100,535	136,375,995
MSCI Emerging Markets Financials	2,952,164	2,949,455
MSCI Emerging Markets Materials	4,760,876	3,353,813
MSCI Europe Financials	33,346,718	31,475,976
MSCI Far East Financials	201,911	759,233
MSCI Kokusai	22,432,738	24,348,268
MSCI Qatar Capped	39,580,102	2,472,178
MSCI UAE Capped	61,189,749	8,530,527

In-kind transactions (see Note 4) for the year ended July 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Developed Small-Cap ex North America	$16,952,103	$17,352,802
MSCI ACWI	1,556,366,260	468,346,065
MSCI ACWI ex U.S.	431,944,132	466,216,336
MSCI Emerging Markets Materials	1,418,947	363,446
MSCI Europe Financials	403,910,334	53,781,603
MSCI Far East Financials	–	3,776,126
MSCI Kokusai	32,058,244	170,568,499
MSCI UAE Capped	3,415,459	809,719

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

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Notes to Financial Statements (Continued)

iSHARES® TRUST

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The iShares MSCI Emerging Markets Financials ETF, iShares MSCI Emerging Markets Materials ETF, iShares MSCI Europe Financials ETF and iShares MSCI Far East Financials ETF each invest all or substantially all of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

The iShares MSCI Qatar Capped ETF and iShares MSCI UAE Capped ETF each invest all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

NOTES TO FINANCIAL STATEMENTS	141

Notes to Financial Statements (Continued)

iSHARES® TRUST

The United States and the European Union have imposed economic sanctions on certain Russian individuals and corporate entities which include prohibitions on transacting in or dealing in new debt or new equity of certain Russian issuers. Securities held by the iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI Emerging Markets Financials ETF and iShares MSCI Emerging Markets Materials ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The United States or the European Union could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Sanctions may now, or in the future, result in retaliatory measures by Russia, including the immediate freeze of Russian assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2014, attributable to net investment loss, passive foreign investment companies, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Developed Small-Cap ex North America	$5,419,735	$235,164	$(5,654,899)
MSCI ACWI	153,193,308	724,754	(153,918,062)
MSCI ACWI ex U.S.	121,451,024	2,050,429	(123,501,453)
MSCI Emerging Markets Financials	—	(3,520)	3,520

142	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Emerging Markets Materials	$(41,245)	$(7,385)	$48,630
MSCI Europe Financials	13,849,539	276,375	(14,125,914)
MSCI Far East Financials	349,859	42,054	(391,913)
MSCI Kokusai	37,192,203	150,221	(37,342,424)
MSCI Qatar Capped	(25,307)	19,328	5,979
MSCI UAE Capped	83,339	42,293	(125,632)

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 was as follows:

iShares ETF	2014	2013
Developed Small-Cap ex North America
Ordinary income	$1,091,494	$1,030,942

MSCI ACWI
Ordinary income	$123,492,808	$81,254,852

MSCI ACWI ex U.S.
Ordinary income	$51,636,094	$34,921,642

MSCI Emerging Markets Financials
Ordinary income	$123,738	$121,037

MSCI Emerging Markets Materials
Ordinary income	$113,412	$186,408

MSCI Europe Financials
Ordinary income	$13,474,465	$1,367,561

MSCI Far East Financials
Ordinary income	$160,326	$90,218

MSCI Kokusai
Ordinary income	$12,848,015	$16,039,516

MSCI UAE Capped
Ordinary income	$62,169	$—

NOTES TO FINANCIAL STATEMENTS	143

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Developed Small-Cap ex North America	$240,012	$(2,462,136)	$(363,661)	$—	$(2,585,785)
MSCI ACWI	13,359,262	(48,170,231)	923,761,940	(41,362,351)	847,588,620
MSCI ACWI ex U.S.	7,119,758	(47,226,499)	128,563,275	(7,791,538)	80,664,996
MSCI Emerging Markets Financials	37,500	(1,079,925)	214,022	(37,093)	(865,496)
MSCI Emerging Markets Materials	17,318	(2,476,456)	(801,086)	(194,836)	(3,455,060)
MSCI Europe Financials	1,617,005	(424,370)	7,816,666	(157,549)	8,851,752
MSCI Far East Financials	—	(103,455)	23,139	(82,107)	(162,423)
MSCI Kokusai	757,125	(11,298,767)	88,119,808	—	77,578,166
MSCI Qatar Capped	—	(4,140)	(1,319,994)	—	(1,324,134)
MSCI UAE Capped	—	(500,753)	(3,348,326)	—	(3,849,079)

[a]

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
Developed Small-Cap ex North America	$609,633	$373,813	$1,478,690	$—	$2,462,136
MSCI ACWI	35,689,643	568,319	5,090,715	6,821,554	48,170,231
MSCI ACWI ex U.S.	31,887,565	450,894	7,365,062	7,522,978	47,226,499
MSCI Emerging Markets Financials	1,059,790	—	—	20,135	1,079,925
MSCI Emerging Markets Materials	2,426,519	—	—	49,937	2,476,456
MSCI Europe Financials	418,057	—	—	6,313	424,370
MSCI Far East Financials	93,448	—	—	10,007	103,455
MSCI Kokusai	9,165,055	124,763	1,478,401	530,548	11,298,767
MSCI Qatar Capped	4,140	—	—	—	4,140
MSCI UAE Capped	500,753	—	—	—	500,753

[a]	Must be utilized prior to losses subject to expiration.

For the year ended July 31, 2014, the iShares Developed Small-Cap ex North America ETF utilized $589,266 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

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Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Developed Small-Cap ex North America	$47,739,855	$5,679,109	$(6,041,906)	$(362,797)
MSCI ACWI	4,968,969,845	1,059,994,718	(136,109,178)	923,885,540
MSCI ACWI ex U.S.	1,671,642,609	233,578,403	(104,980,995)	128,597,408
MSCI Emerging Markets Financials	6,442,815	754,393	(540,350)	214,043
MSCI Emerging Markets Materials	9,070,350	406,485	(1,207,462)	(800,977)
MSCI Europe Financials	454,053,278	28,145,906	(20,312,964)	7,832,942
MSCI Far East Financials	4,503,309	256,392	(233,251)	23,141
MSCI Kokusai	406,372,978	112,322,064	(24,197,486)	88,124,578
MSCI Qatar Capped	37,188,408	917,244	(2,237,234)	(1,319,990)
MSCI UAE Capped	54,908,481	723,902	(4,072,125)	(3,348,223)

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	PLANNED FUND LIQUIDATION

On July 22, 2014, the Board unanimously voted to close and liquidate the iShares MSCI Emerging Markets Financials, iShares MSCI Emerging Markets Materials and iShares MSCI Far East Financials ETFs. After the close of business on October 14, 2014, the Funds will no longer accept creation orders. Trading in the Funds will be halted prior to market open on October 15, 2014. Proceeds of the liquidations are currently scheduled to be sent to shareholders on or about October 21, 2014.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

Effective September 1, 2014, the iShares Developed Small-Cap ex North America ETF will change its name to the iShares MSCI Europe Small-Cap ETF and the investment objective of the Fund will change to track a new underlying index, the MSCI Europe Small Cap Index, which is a free float-adjusted, market capitalization-weighted index composed of small-capitalization developed market equities in Europe. Additionally, the Fund will change its trading ticker to IEUS.

NOTES TO FINANCIAL STATEMENTS	145

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Developed Small-Cap ex North America ETF, iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI Emerging Markets Financials ETF, iShares MSCI Emerging Markets Materials ETF, iShares MSCI Europe Financials ETF, iShares MSCI Far East Financials ETF, iShares MSCI Kokusai ETF, iShares MSCI Qatar Capped ETF and iShares MSCI UAE Capped ETF (the “Funds”) at July 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

As discussed in Note 7, the Board of Trustees have approved the liquidation of iShares MSCI Emerging Markets Financials, iShares MSCI Emerging Markets Materials and iShares MSCI Far East Financials ETFs, which is anticipated to occur on or about October 21, 2014.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2014

146	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended July 31, 2014 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
MSCI ACWI	41.75%
MSCI ACWI ex U.S.	8.95
MSCI Emerging Markets Materials	1.28
MSCI Kokusai	50.68

For the fiscal year ended July 31, 2014, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Developed Small-Cap ex North America	$1,189,071	$86,938
MSCI ACWI	92,045,870	7,667,488
MSCI ACWI ex U.S.	55,812,260	4,424,768
MSCI Emerging Markets Financials	217,910	21,146
MSCI Emerging Markets Materials	202,550	26,251
MSCI Europe Financials	16,635,696	1,113,291
MSCI Far East Financials	148,111	7,241
MSCI Qatar Capped	16,874	—
MSCI UAE Capped	85,889	—
Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2014:

iShares ETF	Qualified Dividend Income
Developed Small-Cap ex North America	$960,922
MSCI ACWI	131,160,296
MSCI ACWI ex U.S.	53,312,128
MSCI Emerging Markets Financials	144,884
MSCI Emerging Markets Materials	97,827

iShares ETF	Qualified Dividend Income
MSCI Europe Financials	$14,587,756
MSCI Far East Financials	71,895
MSCI Kokusai	12,848,015
MSCI UAE Capped	62,169

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	147

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I.    iShares Developed Small-Cap ex North America ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were at the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

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In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential

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economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services

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and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II.    iShares MSCI ACWI ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds

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sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and

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throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal regarding adding additional breakpoints to the Fund. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ

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from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III.    iShares MSCI ACWI ex U.S. ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the

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additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the

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revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal regarding adding additional breakpoints to the Fund. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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IV.    iShares MSCI Emerging Markets Financials ETF and iShares MSCI Emerging Markets Materials ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were within range of the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

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In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential

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economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates, and that, following receipt of a proposal from the Board and negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Funds to reduce the advisory fee for certain breakpoint tiers, as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in

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connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

V.    iShares MSCI Europe Financials ETF, iShares MSCI Far East Financials ETF and iShares MSCI Kokusai ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with

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differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were lower than the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and

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throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as the Funds, except for iShares MSCI Kokusai ETF. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional

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clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

VI.    iShares MSCI Qatar Capped ETF and iShares MSCI UAE Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on March 18-19, 2014, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process.

In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

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Expenses of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including any proposed advisory fees, waivers/reimbursements, and gross and net total expenses of the Funds in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Funds’ applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included, in part, mutual funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by an “at cost” service provider), as applicable. In support of its review of the statistical information, the Board was provided with a general description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in identifying comparable funds in the Lipper Group, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the proposed investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in the Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fees and expense levels of the Funds supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board noted that BFA is an indirect wholly-owned subsidiary of BlackRock. The Board acknowledged that additional resources to support iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as risk management, investor education, product management, customized portfolio consulting support, and capital markets support. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Funds would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment and risk management processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Funds and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Funds to BFA based on the fees payable under the Advisory Contract or revenue to be received by

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BFA or its affiliates in connection with services to be provided to the Funds since the proposed relationships had not yet commenced. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following each Fund’s launch and will thus be in a position to evaluate whether, following the expiration of the Advisory Contract’s initial two-year term, any adjustments in the Funds’ fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually following an initial two-year period, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board considered certain information received at previous meetings regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts that track the same underlying indexes as the Funds. The Board further noted that BFA previously provided the Board with detailed information regarding how Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive, services provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for investment companies, including the Funds, were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Funds by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally would not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Funds’ securities lending agent, and its affiliates, in the event of any lending of the Funds’ securities. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the

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1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Funds and their shareholders to approve the Advisory Contract.

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Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Developed Small-Cap ex North America	$1.005184	$—	$0.000724	$1.005908	100%	—%	0%[a]		100%
MSCI ACWI	1.291868	—	0.002711	1.294579	100	—	0	[a]	100
MSCI ACWI ex U.S.	1.474038	—	—	1.474038	100	—	—		100
MSCI Emerging Markets Financials	0.494952	—	—	0.494952	100	—	—		100
MSCI Emerging Markets Materials	0.240581	—	0.011446	0.252027	95	—	5		100
MSCI Europe Financials	0.698388	—	—	0.698388	100	—	—		100
MSCI Far East Financials	0.851698	—	0.046824	0.898522	95	—	5		100
MSCI Kokusai	1.461176	—	0.005583	1.466759	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

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Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Developed Small-Cap ex North America ETF

Period Covered:January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.07%
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	10	0.71
Greater than 1.5% and Less than 2.0%	21	1.52
Greater than 1.0% and Less than 1.5%	84	6.08
Greater than 0.5% and Less than 1.0%	313	22.65
Between 0.5% and –0.5%	706	51.10
Less than –0.5% and Greater than –1.0%	132	9.55
Less than –1.0% and Greater than –1.5%	62	4.49
Less than –1.5% and Greater than –2.0%	22	1.59
Less than –2.0% and Greater than –2.5%	12	0.87
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	1	0.07

	1,382	100.00%

iShares MSCI ACWI ETF

Period Covered:January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	4	0.28%
Greater than 1.0% and Less than 1.5%	11	0.80
Greater than 0.5% and Less than 1.0%	166	12.01
Between 0.5% and –0.5%	1,128	81.63
Less than –0.5% and Greater than –1.0%	61	4.41
Less than –1.0% and Greater than –1.5%	9	0.65
Less than –1.5% and Greater than –2.0%	3	0.22

	1,382	100.00%

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iShares MSCI ACWI ex U.S. ETF

Period Covered:January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	10	0.71
Greater than 1.0% and Less than 1.5%	67	4.85
Greater than 0.5% and Less than 1.0%	304	22.01
Between 0.5% and –0.5%	816	59.05
Less than –0.5% and Greater than –1.0%	102	7.38
Less than –1.0% and Greater than –1.5%	47	3.40
Less than –1.5% and Greater than –2.0%	16	1.16
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	1	0.07

	1,382	100.00%

iShares MSCI Emerging Markets Financials ETF

Period Covered:April 1, 2010 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.09%
Greater than 3.5% and Less than 4.0%	2	0.19
Greater than 3.0% and Less than 3.5%	6	0.56
Greater than 2.5% and Less than 3.0%	7	0.65
Greater than 2.0% and Less than 2.5%	19	1.78
Greater than 1.5% and Less than 2.0%	38	3.55
Greater than 1.0% and Less than 1.5%	55	5.14
Greater than 0.5% and Less than 1.0%	200	18.71
Between 0.5% and –0.5%	614	57.44
Less than –0.5% and Greater than –1.0%	75	7.02
Less than –1.0% and Greater than –1.5%	32	2.99
Less than –1.5% and Greater than –2.0%	16	1.50
Less than –2.0% and Greater than –2.5%	2	0.19
Less than –2.5% and Greater than –3.0%	2	0.19

	1,069	100.00%

170	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Emerging Markets Materials ETF

Period Covered:April 1, 2010 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.09%
Greater than 2.0% and Less than 2.5%	1	0.09
Greater than 1.5% and Less than 2.0%	3	0.28
Greater than 1.0% and Less than 1.5%	25	2.34
Greater than 0.5% and Less than 1.0%	145	13.56
Between 0.5% and –0.5%	691	64.65
Less than –0.5% and Greater than –1.0%	149	13.94
Less than –1.0% and Greater than –1.5%	39	3.65
Less than –1.5% and Greater than –2.0%	13	1.22
Less than –2.0% and Greater than –2.5%	1	0.09
Less than –2.5% and Greater than –3.0%	1	0.09

	1,069	100.00%

iShares MSCI Europe Financials ETF

Period Covered:April 1, 2010 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.09%
Greater than 3.0% and Less than 3.5%	1	0.09
Greater than 2.5% and Less than 3.0%	2	0.19
Greater than 2.0% and Less than 2.5%	9	0.84
Greater than 1.5% and Less than 2.0%	18	1.68
Greater than 1.0% and Less than 1.5%	54	5.05
Greater than 0.5% and Less than 1.0%	233	21.81
Between 0.5% and –0.5%	624	58.38
Less than –0.5% and Greater than –1.0%	77	7.20
Less than –1.0% and Greater than –1.5%	34	3.18
Less than –1.5% and Greater than –2.0%	8	0.75
Less than –2.0% and Greater than –2.5%	4	0.37
Less than –2.5% and Greater than –3.0%	1	0.09
Less than –3.0% and Greater than –3.5%	2	0.19
Less than –3.5%	1	0.09

	1,069	100.00%

SUPPLEMENTAL INFORMATION	171

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Far East Financials ETF

Period Covered:April 1, 2010 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5% and Less than 6.0%	1	0.09%
Greater than 5.0% and Less than 5.5%	4	0.37
Greater than 4.5% and Less than 5.0%	2	0.19
Greater than 4.0% and Less than 4.5%	3	0.28
Greater than 3.5% and Less than 4.0%	6	0.56
Greater than 3.0% and Less than 3.5%	9	0.84
Greater than 2.5% and Less than 3.0%	5	0.47
Greater than 2.0% and Less than 2.5%	24	2.25
Greater than 1.5% and Less than 2.0%	34	3.18
Greater than 1.0% and Less than 1.5%	77	7.20
Greater than 0.5% and Less than 1.0%	142	13.28
Between 0.5% and –0.5%	468	43.79
Less than –0.5% and Greater than –1.0%	144	13.47
Less than –1.0% and Greater than –1.5%	79	7.39
Less than –1.5% and Greater than –2.0%	36	3.37
Less than –2.0% and Greater than –2.5%	20	1.87
Less than –2.5% and Greater than –3.0%	6	0.56
Less than –3.0% and Greater than –3.5%	5	0.47
Less than –3.5% and Greater than –4.0%	3	0.28
Less than –4.0% and Greater than –4.5%	1	0.09

	1,069	100.00%

iShares MSCI Kokusai ETF

Period Covered:January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	4	0.28
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	35	2.54
Greater than 1.0% and Less than 1.5%	118	8.55
Greater than 0.5% and Less than 1.0%	307	22.22
Between 0.5% and –0.5%	873	63.18
Less than –0.5% and Greater than –1.0%	27	1.95
Less than –1.0% and Greater than –1.5%	2	0.14
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.0%	1	0.07

	1,382	100.00%

172	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI ACWI ETF and iShares MSCI Kokusai ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; and (b) staff who are senior management or who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards. Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organisational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

The figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

SUPPLEMENTAL INFORMATION	173

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI ACWI ETF in respect of BFA’s financial year ending December 31, 2013 was USD 1,159,365. This figure is comprised of fixed remuneration of USD 455,857 and variable remuneration of USD 703,508. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI ACWI ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 186,261.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Kokusai ETF in respect of BFA’s financial year ending December 31, 2013 was USD 93,198. This figure is comprised of fixed remuneration of USD 36,645 and variable remuneration of USD 56,553. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI Kokusai ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 14,973.

174	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 311 funds (as of July 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (43)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	175

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

176	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	177

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

178	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited or MSCI Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-75-0714

JULY 31, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares MSCI All Country Asia ex Japan ETF | AAXJ | NASDAQ
➢	iShares MSCI All Country Asia ex Japan Small-Cap ETF | AXJS | NASDAQ
➢	iShares MSCI All Country Asia Information Technology ETF | AAIT | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

ASIA MARKET OVERVIEW

Asian markets advanced during the12-month period ended July 31, 2014 (the “reporting period”), as investors embraced the region’s progress toward economic and political reform. China, India and Japan, the three largest economies in the region, pursued dramatic changes to improve their competitive edge in the changing global economy. Slow global growth presented new challenges for China and India after their rapid economic growth in past decades. By contrast, Japan attempted to reignite economic growth with monetary stimulus and political reform after twenty years of economic stagnation.

China, the region’s largest economy, continued to transition from an economy based on investment and manufacturing toward one based on consumption and services. The Chinese economy continued to grow at a rate of under 8% during the period, as China pursued its transition plan amid slow global growth. China’s housing sector also slowed considerably after a period of rapid expansion. Rampant lending since the financial crisis in 2008 was also a challenge for China, as the government sought to crack down on weak lending standards throughout the economy.

Investors were focused on China’s growing pains during the first half of the reporting period, leading to modest performance for Chinese stocks. Improving manufacturing in the second half of the period and improving economic growth in the United States helped drive Chinese stocks higher during the second half of the reporting period. Several Asian stock markets, including Hong Kong, Taiwan and South Korea, followed the contour of China’s performance during the reporting period.

India underwent substantial political and economic change during the reporting period. Persistent inflation and modest economic growth continued to present challenges for the Indian economy. The Indian central bank took action on inflation, hiking interest rates several times during the reporting period. As a result, inflation dropped from double-digit rates to 7.9% by the end of the reporting period. Meanwhile, the Indian government pursued growth-oriented political reform, including reducing fuel subsidies and state ownership of companies, as well as inviting foreign investment in India’s food, airline, broadcasting and electricity industries.

The Indian stock market, small-capitalization stocks in particular, soared in the second half of the reporting period, as the Indian government’s new leadership pursued political reform. India, the largest democracy in the world, is home to a wide variety of political and cultural interests, which made reform less than a foregone conclusion, although investors generally expressed their expectation for successful reform.

Japan continued on its course of aggressive fiscal and monetary stimulus combined with substantial political reform to reignite economic growth. The Japanese government announced a new set of reforms during the reporting period. The reform plan included changes to the healthcare system, encouragement of foreign investment and the overhauling of corporate governance in Japan. The economy continued to grow at a relatively slow pace, while inflation rose after two decades of declining prices. Towards the end of the reporting period, the Japanese economy contracted after the government levied a large sales tax in April 2014. Overall, however, the Japanese stock market responded favorably to Japan’s political and economic changes, posting a solid gain during the reporting period despite these challenges and significant market volatility from January through April 2014.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.85%	17.28%	18.60%	17.85%	17.28%	18.60%
5 Years	7.34%	7.12%	9.11%	42.49%	41.02%	54.64%
Since Inception	6.32%	6.13%	7.03%	44.16%	42.66%	49.96%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/13/08. The first day of secondary market trading was 8/15/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,157.40	$3.64	$1,000.00	$1,021.40	$3.41	0.68%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

The iShares MSCI All Country Asia ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Asian equities, excluding Japan, as represented by the MSCI AC Asia ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 17.85%, net of fees, while the total return for the Index was 18.60%.

The Index posted a solid return for the reporting period. Every country in the Index posted a positive return during the reporting period, as investors anticipated an economic revival in Asia.

China and India, the two largest economies in the Asian region, posted modest returns during the first half of the reporting period, as concerns about global growth weighed on the region. During the second half of the reporting period, India led Asian markets higher, while China also posted solid gains. Indian stocks posted strong performance, as investors expected economic reforms from the new government. Chinese stocks rallied on renewed optimism for the Chinese economy, as economic stimulus helped boost Chinese manufacturing during the reporting period. Many of the smaller countries in the Asian region are highly dependent on the growth of China, the region’s largest economy. As a result, Hong Kong, South Korea and Taiwan also posted solid contributions to Index returns, while following similar performance contours to the Chinese stock market during the reporting period.

Singapore posted a solid return, but lagged other large markets within the Index. Singapore, a global shipping and trade hub, struggled with relatively weak global economic growth. Similarly, Malaysia and Indonesia experienced modest performance during the reporting period.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*
Financials	31.79%
Information Technology	21.16
Consumer Discretionary	10.22
Industrials	8.52
Telecommunication Services	6.19
Energy	5.77
Materials	5.46
Consumer Staples	5.31
Utilities	4.01
Health Care	1.57

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*
China	24.87%
South Korea	20.00
Taiwan	15.17
Hong Kong	12.74
India	8.56
Singapore	6.28
Malaysia	4.96
Indonesia	3.36
Thailand	2.81
Philippines	1.25

TOTAL	100.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.41%	11.12%	16.11%	14.41%	11.12%	16.11%
Since Inception	8.49%	7.80%	10.13%	22.53%	20.58%	27.21%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/2/12. The first day of secondary market trading was 2/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,109.90	$3.92	$1,000.00	$1,021.10	$3.76	0.75%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

The iShares MSCI All Country Asia ex Japan Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of Asian small-capitalization equities, excluding Japan, as represented by the MSCI AC Asia ex Japan Small Cap Index (the “Index”).The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 14.41%, net of fees, while the total return for the Index was 16.11%.

The Index posted a solid return for the reporting period.

China and India, the two largest economies in the Asian region, posted modest returns for the first half of the reporting period and a strong rally during the second half of the reporting period. Indian small-capitalization stocks led Asian markets by a wide margin, as investors expected economic reforms from the new government of Prime Minister Narendra Modi. Chinese stocks also delivered strong gains on renewed optimism for the slowing Chinese economy, as economic stimulus helped boost Chinese manufacturing during the reporting period. Together, China and India accounted for a large portion of the Index’s return during the reporting period.

Many of the smaller countries in the Asian region are highly dependent on the growth of China, the region’s largest economy. As a result, Taiwan, South Korea and Hong Kong also posted solid contributions to the Index’s return, while following similar performance contours to the Chinese stock market during the reporting period. South Korea and Taiwan are home to many small companies, which resulted in a combined 40% Index weighting on average during the reporting period.

Relatively small weights in Indonesia and the Philippines detracted from performance, as both stock markets declined during the reporting period due to foreign capital outflows and weak economies.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*
Financials	20.02%
Information Technology	18.73
Consumer Discretionary	18.51
Industrials	15.10
Materials	9.35
Consumer Staples	6.19
Health Care	5.54
Energy	2.98
Utilities	2.33
Telecommunication Services	1.25

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*
Taiwan	21.77%
China	19.58
South Korea	17.24
Hong Kong	10.51
Singapore	9.22
India	6.97
Malaysia	5.23
Thailand	4.44
Indonesia	3.80
Philippines	1.24

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL COUNTRY ASIA INFORMATION TECHNOLOGY ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	28.72%	25.45%	29.86%	28.72%	25.45%	29.86%
Since Inception	13.14%	12.28%	13.98%	35.77%	33.23%	38.29%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,129.90	$3.64	$1,000.00	$1,021.40	$3.46	0.69%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL COUNTRY ASIA INFORMATION TECHNOLOGY ETF

The iShares MSCI All Country Asia Information Technology ETF (the “Fund”) seeks to track the investment results of an index composed of Asian equities in the information technology sector, as represented by the MSCI AC Asia Information Technology Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 28.72%, net of fees, while the total return for the Index was 29.86%.

The Index posted a strong return for the reporting period. Asian technology stocks soared during the reporting period, outperforming broader global stock markets by a wide margin.

Global technology spending recovered during the reporting period after a spending drought related to slow global growth. Technology spending varied widely depending on market niche, however. The market for enterprise software experienced the strongest growth during the reporting period, as companies sought software to increase productivity and manage a variety of business functions. Spending on information technology services grew at a modest pace, limited by competition from cloud computing. Tablet and mobile phone sales also grew at a slower pace during the reporting period, partially due to weaker economic growth in emerging markets. Data center spending was relatively slow, as previously purchased storage dampened growth. Telecommunications spending was another source of relative weakness, as increased competition and shifting user preferences reduced revenue for the category.

Within this environment, investors purchased Asian information technology stocks that would benefit from increasing global information technology spending. Although not consistent across market niches, the uneven recovery in technology spending was welcomed by investors after the information technology spending slump of recent years.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Semiconductors & Semiconductor Equipment	37.78%
Electronic Equipment, Instruments & Components	26.54
Computers & Peripherals	12.57
Internet Software & Services	11.59
IT Services	8.59
Software	2.76
Communications Equipment	0.17

TOTAL	100.00%

COUNTRY ALLOCATION

As of 7/31/14

Country	Percentage of Total Investments*

Japan	31.45%
Taiwan	27.43
South Korea	23.75
China	11.00
India	6.06
Hong Kong	0.31

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2014 and held through July 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 98.39%

CHINA — 24.72%
AAC Technologies Holdings Inc.	608,500	$3,643,125
Agile Property Holdings Ltd.	808,000	690,184
Agricultural Bank of China Ltd. Class H	17,689,000	8,650,436
Air China Ltd. Class H	1,616,000	990,445
Aluminum Corp. of China Ltd. Class Ha,b	3,234,000	1,493,890
Anhui Conch Cement Co. Ltd. Class Ha	1,012,000	3,832,517
Anta Sports Products Ltd.	808,000	1,334,495
AviChina Industry & Technology Co. Ltd. Class H	1,628,000	947,385
Bank of China Ltd. Class H	64,236,000	30,833,081
Bank of Communications Co. Ltd. Class H	7,273,100	5,593,212
BBMG Corp. Class H	1,012,000	792,619
Beijing Capital International Airport Co. Ltd. Class H	1,616,000	1,115,554
Beijing Enterprises Holdings Ltd.[a]	404,000	3,529,113
Beijing Enterprises Water Group Ltd.	3,242,000	2,116,699
Belle International Holdings Ltd.	3,636,000	4,546,144
Biostime International Holdings Ltd.	202,000	923,981
Brilliance China Automotive Holdings Ltd.	2,434,000	4,566,469
BYD Co. Ltd. Class Ha	606,000	4,046,490
China Agri-Industries Holdings Ltd.	1,616,100	708,994
China BlueChemical Ltd. Class H	1,617,500	836,920
China Cinda Asset Management Co. Ltd.[b]	3,232,000	1,859,952
China CITIC Bank Corp. Ltd. Class H	6,481,200	4,323,560
China Coal Energy Co. Class Ha	3,235,000	1,957,684
China Communications Construction Co. Ltd. Class H	3,645,000	2,779,589
China Communications Services Corp. Ltd. Class H	1,616,000	792,356
China Construction Bank Corp. Class H	58,176,390	44,889,364
China COSCO Holdings Co. Ltd. Class Ha,b	2,020,000	875,762

Security	Shares	Value

China Everbright Bank Co. Ltd.	2,020,000	$938,317
China Everbright International Ltd.[a]	2,020,000	2,721,118
China Everbright Ltd.	814,000	1,268,781
China Gas Holdings Ltd.	1,616,000	3,131,892
China Huishan Dairy Holdings Co. Ltd.[a,b]	4,444,000	1,014,946
China International Marine Containers (Group) Co. Ltd. Class H	444,883	979,310
China Life Insurance Co. Ltd. Class H	6,066,000	18,276,153
China Longyuan Power Group Corp. Ltd. Class H	2,424,000	2,470,900
China Mengniu Dairy Co. Ltd.	1,217,000	5,920,078
China Merchants Bank Co. Ltd. Class H	3,747,946	7,650,597
China Merchants Holdings (International) Co. Ltd.	808,000	2,741,969
China Minsheng Banking Corp. Ltd. Class H	5,091,100	5,301,279
China Mobile Ltd.	4,848,000	53,734,260
China National Building Material Co. Ltd. Class H	2,434,000	2,449,687
China Oilfield Services Ltd. Class H	1,616,000	4,074,379
China Overseas Land & Investment Ltd.	3,233,760	9,930,709
China Pacific Insurance (Group) Co. Ltd. Class H	2,174,400	8,627,402
China Petroleum & Chemical Corp. Class H	20,200,000	20,069,548
China Railway Construction Corp. Ltd. Class H	1,617,500	1,563,225
China Railway Group Ltd. Class H	3,235,000	1,753,150
China Resources Cement Holdings Ltd.[a]	1,616,000	1,176,023
China Resources Enterprise Ltd.	808,000	2,465,687
China Resources Gas Group Ltd.	808,000	2,554,306
China Resources Land Ltd.	1,616,000	3,794,969
China Resources Power Holdings Co. Ltd.	1,616,000	4,535,197
China Shenhua Energy Co. Ltd. Class H	2,626,000	7,793,240

CONSOLIDATED SCHEDULES OF INVESTMENTS	13

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2014

Security	Shares	Value

China Shipping Container Lines Co. Ltd. Class Ha,b	3,088,000	$900,495
China State Construction International Holdings Ltd.	1,616,000	2,864,993
China Taiping Insurance Holdings Co. Ltd.[b]	647,800	1,419,300
China Telecom Corp. Ltd. Class H	11,330,000	6,417,855
China Unicom (Hong Kong) Ltd.	4,048,000	7,103,541
China Vanke Co. Ltd.[b]	1,047,584	2,319,539
ChinaVision Media Group Ltd.[b]	4,040,000	839,272
Chongqing Changan Automobile Co. Ltd.	686,800	1,487,023
Chongqing Rural Commercial Bank Co. Ltd. Class H	2,024,000	1,008,076
CITIC Pacific Ltd.[a]	1,238,000	2,472,789
CITIC Securities Co. Ltd. Class H	809,000	2,035,535
CNOOC Ltd.	14,140,000	25,324,121
COSCO Pacific Ltd.	1,616,000	2,439,623
Country Garden Holdings Co. Ltd.	3,636,974	1,863,057
CSPC Pharmaceutical Group Ltd.	1,616,000	1,257,344
CSR Corp Ltd. Class H	1,621,000	1,464,120
Datang International Power Generation Co. Ltd. Class H	2,434,000	1,212,281
Dongfeng Motor Group Co. Ltd. Class H	2,424,000	4,341,278
ENN Energy Holdings Ltd.	808,000	5,734,157
Evergrande Real Estate Group Ltd.[a]	5,264,000	2,295,768
Far East Horizon Ltd.	1,212,000	933,625
Fosun International Ltd.	1,337,000	1,704,448
Franshion Properties (China) Ltd.[a]	2,434,000	722,344
GCL-Poly Energy Holdings Ltd.[a,b]	8,081,000	2,638,038
Geely Automobile Holdings Ltd.[a]	4,040,000	1,636,841
Golden Eagle Retail Group Ltd.	407,000	527,259
GOME Electrical Appliances Holdings Ltd.	8,342,160	1,420,849
Great Wall Motor Co. Ltd. Class H	808,000	3,346,662
Guangdong Investment Ltd.	1,616,000	1,818,249
Guangzhou Automobile Group Co. Ltd. Class H	1,616,855	1,825,470
Guangzhou R&F Properties Co. Ltd. Class H	808,000	1,192,705

Security	Shares	Value

Haier Electronics Group Co. Ltd.	819,000	$2,356,591
Haitian International Holdings Ltd.	404,000	948,742
Haitong Securities Co. Ltd. Class H	970,000	1,622,080
Hanergy Solar Group Ltd.[a,b]	8,832,000	1,390,319
Hengan International Group Co. Ltd.	606,000	6,509,571
Huaneng Power International Inc. Class H	2,434,000	2,722,922
Industrial and Commercial Bank of China Ltd. Class H	58,984,350	40,565,749
Inner Mongolia Yitai Coal Co. Ltd. Class B	888,970	1,307,675
Intime Retail Group Co. Ltd.[a]	1,010,000	943,529
Jiangsu Expressway Co. Ltd. Class H	814,000	992,548
Jiangxi Copper Co. Ltd. Class H	1,217,000	2,330,344
Kingboard Chemical Holdings Co. Ltd.	608,500	1,286,086
Kingsoft Corp. Ltd.[a]	404,000	1,211,992
Kunlun Energy Co. Ltd.	2,424,000	4,141,104
Lee & Man Paper Manufacturing Ltd.	1,217,000	741,187
Lenovo Group Ltd.[a]	4,848,000	6,668,303
Longfor Properties Co. Ltd.	1,212,500	1,752,247
New China Life Insurance Co. Ltd. Class H	646,400	2,352,047
New World China Land Ltd.	1,622,000	971,101
Nine Dragons Paper (Holdings) Ltd.[a]	1,217,000	1,009,711
People’s Insurance Co. Group of China Ltd. Class H	4,444,000	1,972,550
PetroChina Co. Ltd. Class H	16,970,000	22,290,772
PICC Property and Casualty Co. Ltd. Class H	2,424,400	3,941,580
Ping An Insurance (Group) Co. of China Ltd. Class H	1,616,000	13,866,233
Poly Property Group Co. Ltd.	1,623,000	793,694
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	1,616,000	1,678,544
Shanghai Electric Group Co. Ltd. Class H	2,434,000	1,086,656

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2014

Security	Shares	Value

Shanghai Fosun Pharmaceutical (Group) Co. Ltd.	404,000	$1,342,314
Shanghai Industrial Holdings Ltd.	404,000	1,350,133
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	525,800	978,321
Shenzhou International Group Holdings Ltd.[a]	404,000	1,279,759
Shimao Property Holdings Ltd.	1,212,500	2,816,111
Shui On Land Ltd.	2,632,733	709,984
Sihuan Pharmaceutical Holdings Group Ltd.	3,236,000	2,000,044
Sino Biopharmaceutical Ltd.	1,616,000	1,390,794
Sino-Ocean Land Holdings Ltd.	2,626,000	1,541,706
Sinopec Engineering Group Co. Ltd.	809,000	926,951
Sinopec Shanghai Petrochemical Co. Ltd. Class H	2,424,000	753,781
Sinopharm Group Co. Ltd. Class H	808,400	2,383,461
SOHO China Ltd.	1,417,000	1,195,757
Sun Art Retail Group Ltd.[a]	2,020,000	2,520,422
Tencent Holdings Ltd.[a]	4,120,800	68,271,911
Tingyi (Cayman Islands) Holding Corp.[a]	1,616,000	4,597,751
Tsingtao Brewery Co. Ltd. Class H	326,000	2,673,183
Uni-President China Holdings Ltd.	962,800	790,112
Want Want China Holdings Ltd.	4,849,000	6,657,165
Weichai Power Co. Ltd. Class H	404,400	1,774,131
Yanzhou Coal Mining Co. Ltd. Class Ha	1,616,000	1,326,154
Yingde Gases Group Co. Ltd.[a]	809,000	886,241
Yuexiu Property Co. Ltd.	4,048,000	914,059
Zhejiang Expressway Co. Ltd. Class H	814,000	879,114
Zhongsheng Group Holdings Ltd.	426,000	543,627
Zhuzhou CSR Times Electric Co. Ltd. Class H	406,000	1,398,726
Zijin Mining Group Co. Ltd. Class H	4,848,000	1,263,600
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	1,133,140	716,432
ZTE Corp. Class Ha	484,800	1,019,637

		650,529,057
HONG KONG — 12.67%
AIA Group Ltd.	9,696,000	52,358,062
ASM Pacific Technology Ltd.[a]	202,400	2,150,649

Security	Shares	Value

Bank of East Asia Ltd. (The)[a]	969,600	$4,147,359
BOC Hong Kong (Holdings) Ltd.	3,030,000	9,559,100
Cathay Pacific Airways Ltd.[a]	808,000	1,534,669
Cheung Kong (Holdings) Ltd.	1,179,000	22,925,697
Cheung Kong Infrastructure Holdings Ltd.	404,000	2,856,653
CITIC 21CN Co. Ltd.[b]	2,424,000	1,857,867
CLP Holdings Ltd.	1,616,000	13,459,629
First Pacific Co. Ltd.	1,617,000	1,950,820
Galaxy Entertainment Group Ltd.[a]	2,020,000	17,189,437
Hang Lung Properties Ltd.[a]	1,620,000	5,027,193
Hang Seng Bank Ltd.[a]	606,000	10,305,843
Henderson Land Development Co. Ltd.	885,400	5,649,387
HKT Trust and HKT Ltd.	1,894,640	2,246,662
Hong Kong and China Gas Co. Ltd. (The)[a]	4,886,964	10,694,500
Hong Kong Exchanges and Clearing Ltd.[a]	888,800	19,897,523
Hutchison Whampoa Ltd.	1,723,000	23,566,041
Hysan Development Co. Ltd.	404,000	1,949,613
Kerry Properties Ltd.	404,000	1,485,668
Li & Fung Ltd.[a]	4,802,000	6,443,933
Link REIT (The)	1,818,000	10,309,753
MGM China Holdings Ltd.[a]	809,600	2,987,666
MTR Corp. Ltd.	1,214,000	4,785,479
New World Development Co. Ltd.	4,040,666	5,125,096
NWS Holdings Ltd.	1,217,500	2,259,037
PCCW Ltd.	3,236,000	1,991,693
Power Assets Holdings Ltd.[a]	1,011,000	9,046,761
Sands China Ltd.	1,939,200	14,425,053
Shangri-La Asia Ltd.	808,333	1,282,894
Sino Land Co. Ltd.[a]	2,435,200	4,210,512
SJM Holdings Ltd.[a]	1,618,000	4,363,352
Sun Hung Kai Properties Ltd.	1,296,000	19,715,795
Swire Pacific Ltd. Class A	606,000	7,815,395
Swire Properties Ltd.[a]	969,600	3,177,765
Techtronic Industries Co. Ltd.	1,010,000	3,049,529
Wharf (Holdings) Ltd. (The)[a]	1,212,000	9,727,215
Wheelock and Co. Ltd.	808,000	4,102,528
Wynn Macau Ltd.[a]	1,294,000	5,551,642
Yue Yuen Industrial (Holdings) Ltd.	609,000	2,047,013

		333,230,483

CONSOLIDATED SCHEDULES OF INVESTMENTS	15

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2014

Security	Shares	Value

INDIA — 8.51%
ACC Ltd.	26,511	$611,454
Adani Enterprises Ltd.	110,365	791,050
Adani Ports and Special Economic Zone Ltd.	368,852	1,587,912
Aditya Birla Nuvo Ltd.	27,879	680,041
Ambuja Cements Ltd.	531,329	1,811,992
Apollo Hospitals Enterprise Ltd.	62,620	1,048,314
Asian Paints Ltd.	237,211	2,463,922
Aurobindo Pharma Ltd.	105,848	1,245,569
Bajaj Auto Ltd.	68,437	2,347,364
Bharat Heavy Electricals Ltd.	484,457	1,827,845
Bharat Petroleum Corp. Ltd.	132,191	1,267,142
Bharti Airtel Ltd.[b]	491,630	3,029,102
Cairn India Ltd.	393,900	2,051,749
Cipla Ltd.	285,847	2,156,044
Coal India Ltd.	411,619	2,500,761
Dabur India Ltd.	170,159	582,683
Divi’s Laboratories Ltd.	33,328	812,763
DLF Ltd.	324,008	1,061,334
Dr. Reddy’s Laboratories Ltd.	92,516	4,293,439
GAIL (India) Ltd.	260,073	1,873,333
GlaxoSmithKline Consumer Healthcare Ltd.	8,220	661,274
Godrej Consumer Products Ltd.	99,396	1,380,680
HCL Technologies Ltd.	193,516	4,972,312
HDFC Bank Ltd.	309,060	4,258,846
Hero Motocorp Ltd.	63,430	2,721,917
Hindalco Industries Ltd.	891,628	2,824,158
Hindustan Unilever Ltd.	610,040	6,920,624
Housing Development Finance Corp. Ltd.	1,201,092	21,202,804
ICICI Bank Ltd.	173,367	4,214,403
Idea Cellular Ltd.	786,992	2,039,567
Infosys Ltd.	368,044	20,479,051
ITC Ltd.	1,802,247	10,602,504
Jaiprakash Associates Ltd.	852,844	823,640
Jindal Steel & Power Ltd.	307,562	1,396,473
JSW Steel Ltd.	66,256	1,292,168
Larsen & Toubro Ltd.	257,967	6,405,859
LIC Housing Finance Ltd.	217,923	1,043,121
Mahindra & Mahindra Financial Services Ltd.	216,052	839,791
Mahindra & Mahindra Ltd.	273,104	5,422,370
Nestle India Ltd.	17,372	1,472,009

Security	Shares	Value

NTPC Ltd.	1,329,160	$3,185,504
Oil & Natural Gas Corp. Ltd.	623,104	4,070,291
Oil India Ltd.	103,863	969,600
Piramal Enterprises Ltd.	51,206	549,266
Power Finance Corp. Ltd.	221,353	981,454
Power Grid Corp. of India Ltd.	632,664	1,391,343
Ranbaxy Laboratories Ltd.[b]	101,288	968,740
Reliance Capital Ltd.	82,857	799,239
Reliance Communications Ltd.	641,967	1,432,486
Reliance Industries Ltd.	1,035,856	17,225,615
Reliance Infrastructure Ltd.	84,315	1,032,858
Reliance Power Ltd.[b]	467,401	714,356
Rural Electrification Corp. Ltd.	243,312	1,230,178
Sesa Sterlite Ltd.	924,354	4,432,959
Shriram Transport Finance Co. Ltd.	112,716	1,676,237
Siemens Ltd.	52,116	754,927
State Bank of India	116,756	4,705,640
Sun Pharmaceuticals Industries Ltd.	584,184	7,634,522
Tata Consultancy Services Ltd.	384,072	16,372,836
Tata Motors Ltd.	614,827	4,538,378
Tata Power Co. Ltd.	908,810	1,467,821
Tata Steel Ltd.	247,093	2,259,346
Tech Mahindra Ltd.	51,570	1,832,483
Ultratech Cement Ltd.	30,120	1,204,775
United Breweries Ltd.	54,982	640,552
United Spirits Ltd.	45,115	1,756,147
Wipro Ltd.	493,234	4,436,641
Yes Bank Ltd.	83,224	744,062

		224,025,640
INDONESIA — 3.34%
PT Adaro Energy Tbk	11,029,200	1,128,879
PT Astra Agro Lestari Tbk	283,400	653,576
PT Astra International Tbk	16,160,000	10,782,639
PT Bank Central Asia Tbk	9,857,600	9,876,757
PT Bank Danamon Indonesia Tbk	2,809,946	935,637
PT Bank Mandiri (Persero) Tbk	7,626,851	6,752,341
PT Bank Negara Indonesia (Persero) Tbk	5,858,415	2,580,688
PT Bank Rakyat Indonesia (Persero) Tbk	9,009,200	8,715,443
PT Bukit Asam (Persero) Tbk	606,000	609,795
PT Bumi Serpong Damai Tbk	5,817,800	796,477

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2014

Security	Shares	Value

PT Charoen Pokphand Indonesia Tbk	5,965,200	$2,035,201
PT Global Mediacom Tbk	5,616,900	931,501
PT Gudang Garam Tbk	404,000	1,891,324
PT Indo Tambangraya Megah Tbk	364,100	822,390
PT Indocement Tunggal Prakarsa Tbk	1,206,400	2,599,843
PT Indofood CBP Sukses Makmur Tbk	1,005,400	907,487
PT Indofood Sukses Makmur Tbk	3,636,000	2,221,956
PT Jasa Marga (Persero) Tbk	1,606,900	891,758
PT Kalbe Farma Tbk	16,281,200	2,432,863
PT Lippo Karawaci Tbk	16,453,700	1,563,297
PT Matahari Department Store Tbk	1,252,400	1,568,542
PT Media Nusantara Citra Tbk	3,500,600	790,678
PT Perusahaan Gas Negara (Persero) Tbk	8,700,000	4,433,600
PT Semen Gresik (Persero) Tbk	2,408,900	3,448,717
PT Surya Citra Media Tbk	3,611,900	1,185,508
PT Telekomunikasi Indonesia (Persero) Tbk	40,642,400	9,302,730
PT Tower Bersama Infrastructure Tbk	1,494,800	1,071,634
PT Unilever Indonesia Tbk	1,205,900	3,202,887
PT United Tractors Tbk	1,406,743	2,782,502
PT XL Axiata Tbk	2,262,400	1,055,233

		87,971,883
MALAYSIA — 4.93%
AirAsia Bhd	1,054,900	805,368
Alliance Financial Group Bhd	929,200	1,421,711
AMMB Holdings Bhd	1,375,600	2,987,066
Astro Malaysia Holdings Bhd	1,336,500	1,405,081
Axiata Group Bhd	2,129,800	4,638,113
Berjaya Sports Toto Bhd	536,990	646,875
British American Tobacco (Malaysia) Bhd	121,700	2,684,559
Bumi Armada Bhd[b]	808,100	849,567
CIMB Group Holdings Bhd	3,838,000	8,406,133
Dialog Group Bhd	3,002,062	1,747,132
DiGi.Com Bhd	2,851,600	5,076,847
Felda Global Ventures Holdings Bhd	888,900	1,118,078
Gamuda Bhd	1,373,600	2,054,383

Security	Shares	Value

Genting Bhd	1,696,800	$5,240,118
Genting Malaysia Bhd	2,424,000	3,337,172
Genting Plantations Bhd	161,800	557,896
Hong Leong Bank Bhd	446,400	1,972,205
Hong Leong Financial Group Bhd	161,800	883,926
IHH Healthcare Bhd	1,809,000	2,660,294
IJM Corp. Bhd	893,300	1,869,893
IOI Corp. Bhd	2,410,500	3,771,120
IOI Properties Group Bhd[b]	1,195,900	942,950
Kuala Lumpur Kepong Bhd	404,700	3,001,061
Lafarge Malaysia Bhd	352,900	1,076,588
Malayan Banking Bhd	3,555,200	10,990,418
Malaysia Airports Holdings Bhd	484,800	1,137,672
Maxis Bhd	1,494,800	3,161,717
MISC Bhd	888,900	1,813,401
MMC Corp. Bhd	606,000	474,030
Petronas Chemicals Group Bhd	2,250,100	4,674,801
Petronas Dagangan Bhd	202,400	1,177,922
Petronas Gas Bhd	525,200	3,858,478
PPB Group Bhd	404,700	1,899,406
Public Bank Bhd	2,174,430	13,457,517
RHB Capital Bhd	525,300	1,489,117
Sapurakencana Petroleum Bhd	2,891,700	3,899,633
Sime Darby Bhd	2,302,800	6,844,994
Telekom Malaysia Bhd	889,200	1,736,110
Tenaga Nasional Bhd	2,250,100	8,744,131
UEM Sunrise Bhd	1,179,700	778,838
UMW Holdings Bhd	444,400	1,626,871
YTL Corp. Bhd	3,870,100	1,901,144
YTL Power International Bhd[b]	1,815,320	840,636

		129,660,972
PHILIPPINES — 1.24%
Aboitiz Equity Ventures Inc.	1,495,220	1,896,536
Aboitiz Power Corp.	1,287,700	1,086,904
Alliance Global Group Inc.	1,616,000	979,338
Ayala Corp.	156,848	2,373,643
Ayala Land Inc.	4,438,700	3,179,979
Bank of the Philippine Islands	713,629	1,559,217
BDO Unibank Inc.	1,147,369	2,392,111
DMCI Holdings Inc.	407,000	683,794
Energy Development Corp.	6,781,400	957,631
Globe Telecom Inc.	26,320	1,050,258
International Container Terminal Services Inc.	408,040	1,063,269
JG Summit Holdings Inc.	1,898,877	2,314,639

CONSOLIDATED SCHEDULES OF INVESTMENTS	17

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2014

Security	Shares	Value

Jollibee Foods Corp.	385,410	$1,567,169
Megaworld Corp.	9,696,000	947,746
Metro Pacific Investments Corp.	8,080,000	932,879
Metropolitan Bank & Trust Co.	297,602	588,633
Philippine Long Distance Telephone Co.	34,340	2,408,855
SM Investments Corp.	121,200	2,221,628
SM Prime Holdings Inc.	5,304,825	1,869,133
Universal Robina Corp.	693,470	2,591,740

		32,665,102
SINGAPORE — 6.24%
Ascendas REIT	1,616,535	3,018,413
CapitaCommercial Trust[a]	1,616,000	2,156,221
CapitaLand Ltd.	2,020,500	5,586,188
CapitaMall Trust Management Ltd.	2,020,800	3,190,268
City Developments Ltd.	404,000	3,425,348
ComfortDelGro Corp. Ltd.	1,616,000	3,354,121
DBS Group Holdings Ltd.	1,417,500	20,697,079
Genting Singapore PLC	4,848,600	5,187,227
Global Logistic Properties Ltd.[a]	2,424,000	5,419,690
Golden Agri-Resources Ltd.	5,656,707	2,425,242
Hutchison Port Holdings Trust[a]	4,444,371	3,311,056
Jardine Cycle & Carriage Ltd.[a]	71,000	2,645,751
Keppel Corp. Ltd.	1,212,600	10,650,396
Keppel Land Ltd.	404,000	1,178,475
Noble Group Ltd.	3,232,364	3,678,292
Olam International Ltd.[a]	404,000	799,679
Oversea-Chinese Banking Corp. Ltd.	2,020,000	16,155,467
SembCorp Industries Ltd.	808,000	3,548,375
SembCorp Marine Ltd.[a]	404,000	1,340,353
Singapore Airlines Ltd.	404,000	3,344,408
Singapore Exchange Ltd.	808,000	4,571,447
Singapore Press Holdings Ltd.[a]	1,161,000	3,861,161
Singapore Technologies Engineering Ltd.	1,212,000	3,690,828
Singapore Telecommunications Ltd.	6,464,000	21,083,047
StarHub Ltd.	404,000	1,379,204
United Overseas Bank Ltd.[a]	1,070,000	20,716,593
UOL Group Ltd.	404,000	2,146,508
Wilmar International Ltd.	1,616,000	4,234,740
Yangzijiang Shipbuilding[a]	1,616,000	1,411,580

		164,207,157

Security	Shares	Value

SOUTH KOREA — 18.87%
AmorePacific Corp.	2,424	$4,174,228
AmorePacific Group	2,424	2,089,472
BS Financial Group Inc.	152,728	2,459,161
Celltrion Inc.[a,b]	51,290	1,988,526
Cheil Worldwide Inc.[b]	68,690	1,443,502
CJ CheilJedang Corp.	6,467	2,095,161
CJ Corp.	11,716	1,664,188
Coway Co. Ltd.	43,228	3,738,842
Daelim Industrial Co. Ltd.	23,352	2,112,892
Daewoo Engineering & Construction Co. Ltd.[b]	93,527	906,289
Daewoo International Corp.	38,735	1,405,668
Daewoo Securities Co. Ltd.[b]	147,460	1,499,204
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	84,042	2,031,856
DGB Financial Group Inc.	102,942	1,682,566
Dongbu Insurance Co. Ltd.	34,744	1,980,832
Doosan Corp.	5,656	679,589
Doosan Heavy Industries & Construction Co. Ltd.	46,864	1,381,504
Doosan Infracore Co. Ltd.[b]	105,040	1,338,740
E-Mart Co. Ltd.	16,564	3,746,782
GS Engineering & Construction Corp.[b]	37,489	1,433,398
GS Holdings Corp.	42,286	1,939,763
Halla Visteon Climate Control Corp.[a]	31,108	1,543,521
Hana Financial Group Inc.	233,916	9,535,516
Hankook Tire Co. Ltd.	59,390	3,287,728
Hanwha Chemical Corp.	80,800	1,422,854
Hanwha Corp.	32,320	924,462
Hanwha Life Insurance Co. Ltd.	186,244	1,243,016
Hite Jinro Co. Ltd.[a]	24,300	540,210
Hotel Shilla Co. Ltd.	27,068	2,896,804
Hyosung Corp.	19,293	1,409,646
Hyundai Department Store Co. Ltd.	12,885	1,849,042
Hyundai Development Co. Engineering & Construction	44,440	1,673,229
Hyundai Engineering & Construction Co. Ltd.	57,388	3,539,815
Hyundai Glovis Co. Ltd.	10,872	2,792,439
Hyundai Heavy Industries Co. Ltd.	33,936	4,968,982
Hyundai Marine & Fire Insurance Co. Ltd.	43,830	1,300,593
Hyundai Merchant Marine Co. Ltd.[a,b]	52,190	528,069

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2014

Security	Shares	Value

Hyundai Mipo Dockyard Co. Ltd.	8,888	$1,072,250
Hyundai Mobis Co. Ltd.[a]	54,944	16,517,679
Hyundai Motor Co.	124,028	29,623,850
Hyundai Steel Co.	57,409	4,423,596
Hyundai Wia Corp.	12,930	2,371,265
Industrial Bank of Korea	178,568	2,675,436
Kangwon Land Inc.	94,940	3,168,207
KB Financial Group Inc.	297,992	11,654,695
KCC Corp.	3,636	2,154,326
Kia Motors Corp.	212,504	12,590,839
Korea Aerospace Industries Ltd.	34,340	1,181,027
Korea Electric Power Corp.	206,040	8,509,411
Korea Gas Corp.[b]	23,102	1,384,524
Korea Investment Holdings Co. Ltd.	32,350	1,461,942
Korea Zinc Co. Ltd.	6,889	2,781,471
Korean Air Lines Co. Ltd.[b]	23,152	810,889
KT Corp.	54,944	1,780,061
KT&G Corp.	88,942	8,618,595
Kumho Petro Chemical Co. Ltd.[a]	11,718	1,035,165
LG Chem Ltd.	37,572	10,637,206
LG Corp.	78,376	5,291,915
LG Display Co. Ltd.[b]	189,039	6,262,371
LG Electronics Inc.	85,904	6,418,667
LG Household & Health Care Ltd.	7,677	3,600,053
LG Innotek Co. Ltd.[b]	8,889	1,089,667
LG Uplus Corp.	173,016	1,602,483
Lotte Chemical Corp.	12,524	2,150,592
Lotte Confectionery Co. Ltd.	404	823,447
Lotte Shopping Co. Ltd.	8,889	2,754,435
LS Corp.	14,948	1,060,183
LS Industrial Systems Co. Ltd.	12,995	802,824
Mirae Asset Securities Co. Ltd.	20,240	928,458
NAVER Corp.	22,220	16,191,837
NCsoft Corp.	12,524	1,900,807
OCI Co. Ltd.[a,b]	13,278	2,112,130
ORION Corp.	2,828	2,594,546
Paradise Co. Ltd.	29,492	962,647
POSCO	52,520	17,245,221
S-Oil Corp.	37,572	2,017,779
S1 Corp.	14,481	1,083,416
Samsung C&T Corp.	100,741	7,223,439
Samsung Card Co. Ltd.	28,348	1,325,214
Samsung Electro-Mechanics Co. Ltd.	48,566	2,990,930

Security	Shares	Value

Samsung Electronics Co. Ltd.	88,880	$116,131,576
Samsung Engineering Co. Ltd.[b]	22,624	1,531,965
Samsung Fire & Marine Insurance Co. Ltd.	26,664	7,341,453
Samsung Heavy Industries Co. Ltd.	130,214	3,553,537
Samsung Life Insurance Co. Ltd.	48,566	4,961,259
Samsung SDI Co. Ltd.[a]	44,104	6,886,892
Samsung Securities Co. Ltd.	48,490	2,311,631
Samsung Techwin Co. Ltd.	30,120	1,422,704
Shinhan Financial Group Co. Ltd.	341,700	17,021,005
Shinsegae Co. Ltd.	5,890	1,343,781
SK C&C Co. Ltd.	16,160	2,649,180
SK Holdings Co. Ltd.	21,008	3,576,786
SK Hynix Inc.[b]	456,520	20,186,636
SK Innovation Co. Ltd.	48,076	4,841,043
SK Networks Co. Ltd.[b]	89,688	986,014
SK Telecom Co. Ltd.	8,081	2,075,579
Woori Finance Holdings Co. Ltd.[b]	243,783	3,332,345
Woori Investment & Securities Co. Ltd.	98,576	1,083,727
Yuhan Corp.	5,811	1,000,678

		496,371,375
TAIWAN — 15.08%
Acer Inc.[b]	2,020,000	1,616,566
Advanced Semiconductor Engineering Inc.	4,860,863	5,818,869
Advantech Co. Ltd.	214,000	1,680,488
Asia Cement Corp.	1,636,597	2,281,124
Asia Pacific Telecom Co. Ltd.	1,217,000	724,369
ASUSTeK Computer Inc.	559,100	5,965,821
AU Optronics Corp.	7,273,580	3,310,638
Catcher Technology Co. Ltd.	404,000	3,340,903
Cathay Financial Holding Co. Ltd.	6,785,722	11,404,004
Chailease Holding Co. Ltd.	889,280	2,351,487
Chang Hwa Commercial Bank Ltd.	4,040,575	2,654,240
Cheng Shin Rubber Industry Co. Ltd.	1,212,303	3,052,031
Chicony Electronics Co. Ltd.	408,112	1,141,753
China Airlines Ltd.[b]	2,425,330	824,901
China Development Financial Holding Corp.	11,273,734	3,751,709
China Life Insurance Co. Ltd.	1,842,054	1,775,133
China Motor Co. Ltd.	409,000	396,187

CONSOLIDATED SCHEDULES OF INVESTMENTS	19

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2014

Security	Shares	Value

China Steel Corp.	9,292,436	$8,040,771
Chunghwa Telecom Co. Ltd.	3,232,110	9,861,387
Clevo Co.	404,228	750,779
Compal Electronics Inc.	3,636,000	3,370,540
CTBC Financial Holding Co. Ltd.	10,504,675	7,390,875
CTCI Corp.	407,000	677,892
Delta Electronics Inc.	1,616,000	11,100,419
E.Sun Financial Holding Co. Ltd.	4,354,158	2,911,048
Eclat Textile Co. Ltd.	135,000	1,519,282
Epistar Corp.	808,000	1,778,222
EVA Airways Corp.[b]	1,616,400	800,398
Evergreen Marine Corp. Ltd.[b]	1,212,095	701,240
Far Eastern Department Stores Ltd.	808,724	825,187
Far Eastern New Century Corp.	2,424,748	2,724,754
Far EasTone Telecommunications Co. Ltd.	1,212,000	2,517,801
Farglory Land Development Co. Ltd.	404,468	570,500
First Financial Holding Co. Ltd.	5,656,951	3,857,505
Formosa Chemicals & Fibre Corp.	2,623,740	6,412,916
Formosa International Hotels Corp.	26,983	322,110
Formosa Petrochemical Corp.	808,000	2,066,510
Formosa Plastics Corp.	3,636,400	9,373,071
Formosa Taffeta Co. Ltd.	808,000	895,847
Foxconn Technology Co. Ltd.	808,001	2,015,321
Fubon Financial Holding Co. Ltd.	5,252,111	8,318,754
Giant Manufacturing Co. Ltd.	214,000	1,773,254
Hermes Microvision Inc.	40,000	1,580,553
Highwealth Construction Corp.	270,400	625,744
Hiwin Technologies Corp.	122,868	1,335,633
Hon Hai Precision Industry Co. Ltd.	8,888,033	30,674,450
Hotai Motor Co. Ltd.	209,000	2,724,920
HTC Corp.	603,450	2,666,171
Hua Nan Financial Holdings Co. Ltd.	4,460,095	2,877,769
Innolux Corp.	6,060,925	2,890,052
Inotera Memories Inc.[b]	1,616,000	2,818,213
Inventec Corp.	1,846,460	1,659,317
Kinsus Interconnect Technology Corp.	404,000	1,683,923
Largan Precision Co. Ltd.	74,000	5,749,346

Security	Shares	Value

Lite-On Technology Corp.	1,627,193	$2,756,345
MediaTek Inc.	1,212,391	18,960,349
Mega Financial Holding Co. Ltd.	8,080,827	7,127,090
Merida Industry Co. Ltd.	140,000	1,104,053
Nan Ya Plastics Corp.	3,636,000	8,499,095
Novatek Microelectronics Corp. Ltd.	407,000	2,089,998
Pegatron Corp.	1,217,000	2,333,400
Phison Electronics Corp.	86,000	638,057
Pou Chen Corp.	1,618,000	1,826,283
Powertech Technology Inc.	407,200	685,693
President Chain Store Corp.	404,000	3,226,396
Quanta Computer Inc.	2,024,000	5,696,180
Radiant Opto-Electronics Corp.	404,167	1,691,357
Realtek Semiconductor Corp.	404,642	1,293,959
Ruentex Development Co. Ltd.	451,237	814,016
Ruentex Industries Ltd.	404,195	1,024,319
ScinoPharm Taiwan Ltd.	404,800	977,259
Shin Kong Financial Holding Co. Ltd.	5,656,363	1,886,115
Siliconware Precision Industries Co. Ltd.	2,425,575	3,388,906
Simplo Technology Co. Ltd.	250,550	1,370,153
SinoPac Financial Holdings Co. Ltd.	5,665,870	2,673,338
Standard Foods Corp.	240,994	687,877
Synnex Technology International Corp.	1,027,000	1,616,379
Taishin Financial Holdings Co. Ltd.	6,060,689	3,253,709
Taiwan Business Bank Ltd.[b]	2,424,530	776,121
Taiwan Cement Corp.	2,834,000	4,238,313
Taiwan Cooperative Financial Holding Co. Ltd.	4,689,142	2,798,834
Taiwan Fertilizer Co. Ltd.	407,000	830,571
Taiwan Glass Industry Corp.	808,780	714,672
Taiwan Mobile Co. Ltd.	1,212,000	3,718,101
Taiwan Semiconductor Manufacturing Co. Ltd.	19,796,670	79,874,525
Teco Electric and Machinery Co. Ltd.	1,618,000	2,066,370
TPK Holding Co. Ltd.	212,974	1,356,409
Transcend Information Inc.	137,000	470,531
TSRC Corp.	426,815	634,754
U-Ming Marine Transport Corp.	407,000	645,999

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2014

Security	Shares	Value

Uni-President Enterprises Co.	3,636,298	$6,959,886
Unimicron Technology Corp.	1,041,000	879,953
United Microelectronics Corp.	10,067,000	4,716,362
Vanguard International Semiconductor Corp.	411,000	598,214
Walsin Lihwa Corp.[b]	2,834,000	1,063,122
Wistron Corp.	1,648,521	1,588,631
WPG Holdings Co. Ltd.	1,217,240	1,621,526
Yang Ming Marine Transport Corp.[b]	1,234,300	514,472
Yuanta Financial Holding Co. Ltd.	6,465,858	3,622,148
Yulon Motor Co. Ltd.	808,000	1,326,931
Zhen Ding Technology Holding Ltd.	87,097	263,706

		396,853,174
THAILAND — 2.79%
Advanced Information Service PCL NVDR	848,800	5,498,300
Airports of Thailand PCL NVDR	323,200	2,153,996
Bangkok Bank PCL Foreign	404,000	2,472,314
Bangkok Bank PCL NVDR	444,425	2,698,937
Bangkok Dusit Medical Services PCL NVDR	2,425,000	1,283,868
Banpu PCL NVDR	969,700	936,179
BEC World PCL NVDR	830,300	1,292,899
BTS Group Holdings PCL NVDR	4,655,500	1,239,630
Bumrungrad Hospital PCL NVDR	282,800	1,061,271
Central Pattana PCL NVDR	1,087,200	1,616,749
Charoen Pokphand Foods PCL NVDR	2,211,500	1,842,343
CP All PCL NVDR	3,596,700	5,180,547
Glow Energy PCL NVDR	431,100	1,141,187
Home Product Center PCL NVDR[a]	2,782,570	892,571
Indorama Ventures PCL NVDR	903,900	738,940
IRPC PCL NVDR	8,524,600	897,326
Kasikornbank PCL Foreign	926,500	6,117,035
Kasikornbank PCL NVDR	526,175	3,424,808
Krung Thai Bank PCL NVDR	2,864,375	1,917,909
Minor International PCL NVDR	1,287,700	1,293,314
PTT Exploration & Production PCL NVDR	1,097,684	5,555,081
PTT Global Chemical PCL NVDR	1,341,276	2,746,462
PTT PCL NVDR	686,800	6,823,083

Security	Shares	Value

Siam Cement PCL (The) Foreign	242,500	$3,247,431
Siam Cement PCL (The) NVDR	81,300	1,098,854
Siam Commercial Bank PCL NVDR	1,252,400	6,942,610
Thai Oil PCL NVDR	687,600	1,108,169
TMB Bank PCL NVDR	10,635,500	940,667
True Corp. PCL NVDR[b]	4,524,800	1,338,698

		73,501,178

TOTAL COMMON STOCKS
(Cost: $2,234,093,926)		2,589,016,021

PREFERRED STOCKS — 1.02%

SOUTH KOREA — 1.02%
Hyundai Motor Co. Ltd.	19,796	3,216,356
Hyundai Motor Co. Ltd. Series 2[a]	30,704	5,152,931
LG Chem Ltd.	6,069	1,180,912
Samsung Electronics Co. Ltd.	16,564	17,291,601

		26,841,800

TOTAL PREFERRED STOCKS
(Cost: $14,012,111)		26,841,800

RIGHTS — 0.01%

THAILAND — 0.01%
True Corp. PCL NVDR[b]	1,758,912	167,072

		167,072

TOTAL RIGHTS
(Cost: $0)		167,072

SHORT-TERM INVESTMENTS — 3.74%

MONEY MARKET FUNDS — 3.74%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	89,384,992	89,384,992
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]	5,575,307	5,575,307
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	3,448,220	3,448,220

		98,408,519

TOTAL SHORT-TERM INVESTMENTS
(Cost: $98,408,519)		98,408,519

CONSOLIDATED SCHEDULES OF INVESTMENTS	21

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 103.16%
(Cost: $2,346,514,556)	$2,714,433,412
Other Assets, Less Liabilities — (3.16)%	(83,060,703)

NET ASSETS — 100.00%	$2,631,372,709

NVDR  —  Non-Voting Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.32%

CHINA — 19.45%
Ajisen (China) Holdings Ltd.	10,000	$8,297
Anton Oilfield Services Group[a]	16,000	9,063
Anxin-China Holdings Ltd.	32,000	4,046
APT Satellite Holdings Ltd.	5,000	7,394
Asian Citrus Holdings Ltd.	14,000	3,035
Baoye Group Co. Ltd. Class H	8,000	4,893
Beijing Capital Land Ltd. Class H	16,000	5,925
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.[a]	4,000	4,888
Bosideng International Holdings Ltd.	32,000	5,450
BYD Electronic International Co. Ltd.	14,000	10,351
C C Land Holdings Ltd.	16,000	3,530
Capital Environment Holdings Ltd.[b]	32,000	2,725
Carnival Group International Holdings Ltd.[b]	20,000	2,581
Changshouhua Food Co. Ltd.	8,000	7,484
Chaowei Power Holdings Ltd.[a]	12,000	6,735
China Aerospace International Holdings Ltd.	48,000	5,079
China Aoyuan Property Group Ltd.	22,000	4,088
China Datang Corp. Renewable Power Co. Ltd. Class H	30,000	4,490
China Dongxiang Group Co.	44,000	8,630
China Foods Ltd.[b]	16,000	6,132
China High Speed Transmission Equipment Group Co. Ltd.[b]	18,000	14,168
China Lilang Ltd.	10,000	6,581
China Lumena New Materials Corp.[a,c]	40,000	5,806
China Medical System Holdings Ltd.[a]	16,000	19,881
China Merchants Land Ltd.	20,000	3,019
China Metal Recycling Holdings Ltd.[b,c]	4,200	—
China Modern Dairy Holdings Ltd.[a,b]	30,000	14,013
China New Town Development Co. Ltd.[b]	40,000	2,374
China Oil and Gas Group Ltd.	40,000	7,174
China Power International Development Ltd.	36,000	15,143
China Power New Energy Development Co. Ltd.[b]	80,000	4,955
China Precious Metal Resources Holdings Co. Ltd.[b]	72,000	9,569
China Properties Group Ltd.[b]	22,000	4,911
China Rare Earth Holdings Ltd.[b]	52,000	7,112

Security	Shares	Value

China Resources and Transportation Group Ltd.[b]	200,000	$8,258
China Rongsheng Heavy Industries Group Holdings Ltd.[a,b]	39,000	7,951
China Ruifeng Renewable Energy Ltd.[b]	32,000	6,111
China Sanjiang Fine Chemicals Co. Ltd.	14,000	5,040
China SCE Property Holdings Ltd.	36,000	7,339
China Shanshui Cement Group Ltd.	26,000	9,427
China Shineway Pharmaceutical Group Ltd.[a]	6,000	10,064
China Singyes Solar Technologies Holdings Ltd.[a]	8,000	11,768
China South City Holdings Ltd.[a]	32,000	16,227
China Suntien Green Energy Corp. Ltd. Class H	30,000	9,368
China Traditional Chinese Medicine Co. Ltd.[b]	16,000	6,895
China Travel International Investment Hong Kong Ltd.	52,000	12,413
China Vanadium Titano-Magnetite Mining Co. Ltd.	46,000	5,639
China Water Affairs Group Ltd.	20,000	6,942
China Yongda Automobiles Services Holdings Ltd.	6,000	5,295
China Yurun Food Group Ltd.[a,b]	16,000	7,680
China ZhengTong Auto Services Holdings Ltd.	13,000	7,246
CIMC Enric Holdings Ltd.	8,000	9,579
CITIC Resources Holdings Ltd.[b]	40,000	5,987
Comba Telecom Systems Holdings Ltd.[a,b]	25,000	8,129
Coolpad Group Ltd.	40,000	9,445
Cosco International Holdings Ltd.	16,000	6,751
Dah Chong Hong Holdings Ltd.	12,000	7,355
Daphne International Holdings Ltd.	16,000	7,040
Digital China Holdings Ltd.	10,000	9,884
Dongyue Group Ltd.	20,000	9,213
EverChina International Holdings Co. Ltd.[b]	100,000	4,387
Fantasia Holdings Group Co. Ltd.[a]	36,000	4,413
First Tractor Co. Ltd. Class H	8,000	6,039
Freetech Road Recycling Technology Holdings Ltd.	20,000	4,903
Fufeng Group Ltd.	13,600	5,282

CONSOLIDATED SCHEDULES OF INVESTMENTS	23

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Glorious Property Holdings Ltd.[b]	32,000	$4,748
Golden Meditech Holdings Ltd.	26,000	4,194
Goldlion Holdings Ltd.	8,000	3,458
Greenland Hong Kong Holdings Ltd.	6,000	2,981
Guangdong Land Holdings Ltd.	16,000	3,530
Guangzhou Shipyard International Co. Ltd. Class Ha	4,000	7,085
Harbin Electric Co. Ltd. Class H	16,000	10,818
HC International Inc.[a,b]	4,000	8,640
Henderson Investment Ltd.	102,000	8,160
Hengdeli Holdings Ltd.	26,400	4,599
Hidili Industry International Development Ltd.[a,b]	30,000	3,948
Hisense Kelon Electrical Holdings Co. Ltd. Class Hb	6,000	7,695
HKC (Holdings) Ltd.[b]	158,000	4,791
Honghua Group Ltd.[a]	18,000	4,413
Hopewell Highway Infrastructure Ltd.	11,000	5,663
Hopson Development Holdings Ltd.[b]	8,000	9,012
Hosa International Ltd.	12,000	3,685
Hua Han Bio-Pharmaceutical Holdings Ltd. Class H	42,240	11,936
Huabao International Holdings Ltd.	24,000	17,528
Hunan Nonferrous Metal Corp. Ltd. Class Hb	20,000	6,864
Ju Teng International Holdings Ltd.	12,000	8,067
Kaisa Group Holdings Ltd.[a]	20,000	7,355
Kingboard Laminates Holdings Ltd.	16,000	6,648
Kingdee International Software Group Co. Ltd.[b]	28,000	9,827
KWG Property Holdings Ltd.	15,000	11,071
Li Ning Co. Ltd.[a,b]	13,000	7,901
Lianhua Supermarket Holdings Co. Ltd. Class Hb	8,000	4,418
Lijun International Pharmaceutical (Holding) Co. Ltd.	24,000	10,684
Lonking Holdings Ltd.[a]	22,000	3,974
Maoye International Holdings Ltd.	14,000	2,348
Minth Group Ltd.	8,000	15,401
NetDragon Websoft Inc.[a]	3,000	5,667
New City Development Group Ltd.[a,b]	40,000	2,065
New World Department Store China Ltd.	12,000	5,388
North Mining Shares Co. Ltd.[a,b]	200,000	11,226
NVC Lighting Holdings Ltd.	22,000	5,024

Security	Shares	Value

Pacific Online Ltd.	10,000	$5,561
Parkson Retail Group Ltd.	9,000	2,706
Phoenix Satellite Television Holdings Ltd.	20,000	6,942
Qingling Motors Co. Ltd. Class H	28,000	8,418
Real Nutriceutical Group Ltd.	16,000	3,943
Renhe Commercial Holdings Co. Ltd.[b]	148,000	7,448
REXLot Holdings Ltd.	100,000	10,581
Sany Heavy Equipment International Holdings Co. Ltd.[b]	18,000	4,250
Semiconductor Manufacturing International Corp.[b]	254,000	23,597
Shanghai Industrial Urban Development Group Ltd.[b]	32,000	6,606
Shanghai Youngsun Investment Co. Ltd. Class B	7,400	8,066
Shenguan Holdings Group Ltd.	20,000	7,613
Shenzhen Expressway Co. Ltd. Class H	20,000	12,077
Shenzhen International Holdings Ltd.	11,500	14,275
Shenzhen Investment Ltd.	8,000	2,777
Shunfeng Photovoltaic International Ltd.[b]	12,000	13,363
Sino Oil And Gas Holdings Ltd.[b]	140,000	4,462
Sinofert Holdings Ltd.[b]	32,000	4,501
Sinolink Worldwide Holdings Ltd.[b]	68,000	6,142
Sinopec Kantons Holdings Ltd.	16,000	11,912
Sinotrans Ltd. Class H	26,000	16,237
Sinotrans Shipping Ltd.[b]	30,000	8,284
Sinotruk (Hong Kong) Ltd.	14,000	7,406
Skyworth Digital Holdings Ltd.	28,000	13,910
Springland International Holdings	20,000	8,258
Sunac China Holdings Ltd.[a]	18,000	14,841
Sunny Optical Technology Group Co Ltd.[a]	8,000	10,591
TCC International Holdings Ltd.	16,000	7,412
TCL Communication Technology Holdings Ltd.	10,000	12,581
Tech Pro Technology Development Ltd.[b]	28,000	16,511
Texhong Textile Group Ltd.[a]	4,000	3,040
Tianjin Port Development Holdings Ltd.[a]	48,000	7,928
Tianneng Power International Ltd.	12,000	4,614
Tibet 5100 Water Resources Holdings Ltd.[a]	24,000	8,299

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Tong Ren Tang Technologies Co. Ltd. Class H	8,000	$11,396
Towngas China Co. Ltd.	16,000	18,477
Travelsky Technology Ltd. Class H	16,000	14,493
Trony Solar Holdings Co. Ltd.[b,c]	94,000	6,547
V1 Group Ltd.[b]	52,000	4,965
Vinda International Holdings Ltd.	4,000	6,751
Wasion Group Holdings Ltd.	8,000	6,379
West China Cement Ltd.	68,000	8,423
Wisdom Holdings Group	16,000	8,568
Wison Engineering Services Co. Ltd.[c]	16,000	3,270
Xiamen International Port Co. Ltd. Class H	64,000	11,809
Xinchen China Power Holdings Ltd.[a,b]	12,000	7,246
Xingda International Holdings Ltd.	12,000	4,815
Xinhua Winshare Publishing and Media Co. Ltd. Class H	14,000	11,868
XTEP International Holdings Ltd.	15,000	6,406
Yanchang Petroleum International Ltd.[b]	65,000	3,271
Yashili International Holdings Ltd.	16,000	5,698
Yuexiu Real Estate Investment Trust	18,000	8,872
Yuexiu Transport Infrastructure Ltd.	8,000	5,285

		1,182,095
HONG KONG — 10.45%
Brightoil Petroleum (Holdings) Ltd.[a,b]	34,000	10,485
Cafe de Coral Holdings Ltd.	4,000	14,297
Champion REIT	10,000	4,658
Chow Sang Sang Holdings International Ltd.	4,000	10,400
CIFI Holdings Group Co. Ltd.	40,000	8,000
CSI Properties Ltd.	146,000	6,217
CST Mining Group Ltd.[b]	864,000	5,909
Dah Sing Banking Group Ltd.	5,600	10,029
Dah Sing Financial Holdings Ltd.	1,600	9,105
Emperor Watch & Jewellery Ltd.	40,000	2,581
Esprit Holdings Ltd.	21,200	33,373
EVA Precision Industrial Holdings Ltd.	36,000	8,454
FDG Electric Vehicles Ltd.[b]	120,000	7,742
FIH Mobile Ltd.[b]	32,000	18,126
G-Resources Group Ltd.[b]	158,400	4,578
Giordano International Ltd.	16,000	9,394
Global Brands Group Holding Ltd.[b]	24,000	6,286
Great Eagle Holdings Ltd.	2,000	7,277
Hilong Holding Ltd.[a]	8,000	4,521

Security	Shares	Value

Hopewell Holdings Ltd.	6,000	$20,903
Hutchison Telecommunications Hong Kong Holdings Ltd.[a]	20,000	8,594
Johnson Electric Holdings Ltd.[a]	5,750	22,258
K. Wah International Holdings Ltd.	16,000	11,747
Kerry Logistics Network Ltd.	6,000	9,848
Kowloon Development Co. Ltd.	4,000	4,867
Landing International Development Ltd.[b]	90,000	6,155
Luk Fook Holdings International Ltd.	4,000	12,464
Macau Legend Development Ltd.[a,b]	20,000	11,974
Man Wah Holdings Ltd.	5,600	8,324
Melco International Development Ltd.[a]	10,000	30,064
Midland Holdings Ltd.[a,b]	20,000	10,890
Newocean Energy Holdings Ltd.[a]	12,000	8,237
Orient Overseas International Ltd.	3,000	16,026
Pacific Basin Shipping Ltd.	26,000	15,801
Pacific Textile Holdings Ltd.	8,000	10,065
Playmates Toys Ltd.	8,000	3,510
Prosperity REIT	26,000	8,790
Regal Hotels International Holdings Ltd.	12,000	7,200
Regal REIT	12,000	3,298
Road King Infrastructure Ltd.	6,000	5,628
Sa Sa International Holdings Ltd.[a]	12,000	9,584
Shun Tak Holdings Ltd.[b]	20,000	10,271
Singamas Container Holdings Ltd.	28,000	5,383
SITC International Holdings Co. Ltd.	18,000	7,920
SmarTone Telecommunications Holding Ltd.	4,000	5,812
SOCAM Development Ltd.[b]	4,000	3,830
SPT Energy Group Inc.	8,000	4,263
Stella International Holdings Ltd.	5,000	13,935
Sunlight REIT[a]	18,000	7,711
Television Broadcasts Ltd.	3,808	24,666
Texwinca Holdings Ltd.	8,000	7,535
Trinity Ltd.	12,000	3,035
Truly International Holdings Ltd.	20,000	12,129
Tsui Wah Holdings Ltd.[a]	12,000	5,094
Value Partners Group Ltd.	18,000	13,169
VTech Holdings Ltd.	2,000	24,748
Wing Hang Bank Ltd.[a]	2,000	31,432
Xinyi Glass Holdings Co. Ltd.[a]	24,000	14,183
Xinyi Solar Holdings Ltd.[a]	24,000	6,937
Yip’s Chemical Holdings Ltd.	8,000	5,223

		634,935

CONSOLIDATED SCHEDULES OF INVESTMENTS	25

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

INDIA — 6.91%
Amtek Auto Ltd.	2,038	$8,708
Arvind Ltd.	2,920	11,128
Ashok Leyland Ltd.[b]	18,280	10,314
Bajaj Finance Ltd.	350	12,679
Bata India Ltd.	378	7,789
Berger Paints India Ltd.	1,644	8,153
Bharat Forge Ltd.	1,632	19,516
Biocon Ltd.	1,272	9,880
Britannia Industries Ltd.	672	12,751
Century Textiles & Industries Ltd.	1,068	10,649
CESC Ltd.	1,144	12,204
eClerx Services Ltd.	322	6,872
Gateway Distriparks Ltd.	2,662	10,299
GMR Infrastructure Ltd.	14,120	6,241
Godrej Industries Ltd.	1,550	8,592
Gujarat Gas Co. Ltd.	732	5,294
Hathway Cable & Datacom Ltd.[b]	1,576	8,338
Havells India Ltd.	936	18,527
Hexaware Technologies Ltd.	2,850	6,694
Housing Development & Infrastructure Ltd.[b]	4,994	7,653
IFCI Ltd.	13,038	8,229
Indiabulls Housing Finance Ltd.	2,210	14,975
Indiabulls Real Estate Ltd.	4,430	5,757
Indian Hotels Co. Ltd.[b]	6,606	10,293
Indraprastha Gas Ltd.	1,398	8,610
Jammu & Kashmir Bank Ltd. (The)	494	13,046
Jindal Saw Ltd.	2,842	3,623
Just Dial Ltd.[b]	370	10,225
Kailash Auto Finance Ltd.[b]	4,800	2,815
Karnataka Bank Ltd. (The)	2,492	5,248
Lanco Infratech Ltd.[b]	20,352	3,110
Maharashtra Seamless Ltd.	946	4,767
Manappuram Finance Ltd.	9,732	3,594
MAX India Ltd.	2,424	12,292
McLeod Russel India Ltd.	1,074	4,991
MindTree Ltd.	944	16,377
Rajesh Exports Ltd.	1,836	4,878
Raymond Ltd.	978	6,836
Redington India Ltd.	4,453	7,273
Shree Renuka Sugars Ltd.	10,962	4,157
Tata Global Beverages Ltd.	5,458	13,843
Thermax Ltd.	710	10,258
Torrent Pharmaceuticals Ltd.	952	11,698

Security	Shares	Value

TV18 Broadcast Ltd.[b]	9,536	$4,703
Unitech Ltd.[b]	20,088	8,447
UPL Ltd.	1,422	7,726
Voltas Ltd.	3,030	9,625

		419,677
INDONESIA — 3.77%
PT ACE Hardware Indonesia Tbk	88,000	7,031
PT Alam Sutera Realty Tbk	132,000	5,986
PT Aneka Tambang (Persero) Tbk	43,000	4,717
PT Arwana Citramulia Tbk	80,000	6,979
PT Bank Bukopin Tbk	90,000	5,597
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	59,000	4,230
PT Bank Tabungan Negara (Persero) Tbk	51,263	4,782
PT Benakat Integra Tbk[b]	331,000	3,374
PT Borneo Lumbung Energi & Metal Tbk[b]	24,510	205
PT Bumi Resources Tbk[b]	144,000	2,351
PT BW Plantation Tbk	40,000	3,990
PT Ciputra Development Tbk	140,000	13,967
PT Ciputra Property Tbk	47,000	3,085
PT Energi Mega Persada Tbk[b]	622,000	4,889
PT Erajaya Swasembada Tbk[b]	21,000	2,059
PT Gajah Tunggal Tbk	24,000	3,762
PT Garuda Indonesia (Persero) Tbk[b]	42,173	1,592
PT Indika Energy Tbk	38,000	2,281
PT Japfa Comfeed Indonesia Tbk	65,000	7,074
PT Kawasan Industri Jababeka Tbk	317,565	7,159
PT Lippo Cikarang Tbk[b]	6,000	4,172
PT Medco Energi Internasional Tbk	22,400	6,762
PT Mitra Adiperkasa Tbk	10,000	4,491
PT MNC Investama Tbk	322,000	10,235
PT MNC Sky Vision Tbk	21,000	3,474
PT Modernland Realty Tbk[b]	216,312	8,258
PT Nippon Indosari Corpindo Tbk	35,000	3,960
PT Pakuwon Jati Tbk	349,400	12,524
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	38,000	6,893
PT Ramayana Lestari Sentosa Tbk	56,000	5,224
PT Salim Ivomas Pratama Tbk	44,000	3,401
PT Sentul City Tbk[b]	300,000	3,084
PT Sigmagold Inti Perkasa Tbk[b]	94,000	3,605
PT Sugih Energy Tbk[b]	272,600	9,748
PT Summarecon Agung Tbk	142,800	16,651

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

PT Surya Semesta Internusa Tbk	49,292	$3,151
PT Timah (Persero) Tbk	66,590	8,167
PT Trada Maritime Tbk[b]	72,000	11,474
PT Wijaya Karya (Persero) Tbk	39,000	8,927

		229,311
MALAYSIA — 5.19%
AEON Credit Service (M) Bhd	1,660	9,245
Bursa Malaysia Bhd	4,200	10,934
CapitaMalls Malaysia Trust Bhd	11,600	5,444
Carlsberg Brewery Malaysia Bhd	1,600	5,987
DRB-Hicom Bhd	5,400	3,785
Eastern & Oriental Bhd	14,600	13,339
Hartalega Holdings Bhd	4,200	8,687
IGB Corp. Bhd	8,800	7,820
IGB Real Estate Investment Trust	18,000	7,265
IJM Land Bhd	11,000	11,599
Kian Joo Can Factory Bhd	7,200	7,006
KNM Group Bhd[b]	28,200	9,353
Kossan Rubber Industries Bhd	8,200	10,289
KPJ Healthcare Bhd	9,000	9,941
Magnum Bhd	5,400	5,170
Mah Sing Group Bhd	11,000	8,226
Malaysia Building Society Bhd	12,300	8,659
Malaysian Airline System Bhd[b]	64,600	4,447
Malaysian Resources Corp. Bhd	25,200	13,641
Media Prima Bhd	10,200	7,915
Naim Holdings Bhd	3,600	4,517
OSK Holdings Bhd	13,000	8,827
Pavilion Real Estate Investment Trust Bhd	15,400	6,698
Perisai Petroleum Teknologi Bhd[b]	13,200	6,319
POS Malaysia Bhd	6,000	9,856
QL Resources Bhd	11,700	12,520
Sarawak Oil Palms Bhd	2,800	5,957
Scomi Group Bhd[b]	32,200	4,232
Sunway Bhd	11,733	11,784
Sunway Real Estate Investment Trust Bhd	20,000	8,949
Supermax Corp. Bhd	9,400	6,382
TA Enterprise Bhd	35,800	11,426
TAN Chong Motor Holdings Bhd	2,400	3,980
TIME dotCom Bhd[b]	8,000	11,489
Top Glove Corp. Bhd	4,200	6,084
TSH Resources Bhd	10,400	11,715
Wah Seong Corp. Bhd	10,563	6,147

Security	Shares	Value

WCT Holdings Bhd	14,875	$10,053

		315,687
PHILIPPINES — 1.23%
Belle Corp.	56,000	6,440
Cebu Air Inc.	4,300	5,667
Cosco Capital Inc.	33,600	7,364
Filinvest Land Inc.	198,000	6,649
First Gen Corp.	13,600	6,959
First Philippine Holdings Corp.	1,440	2,385
Lopez Holdings Corp.	28,000	3,407
Manila Water Co. Inc.	9,400	5,794
Melco Crown Philippines Resorts Corp.[b]	16,600	4,520
Nickel Asia Corp.	13,650	11,302
Philippine National Bank[b]	3,039	6,290
Vista Land & Lifescapes Inc.	60,000	8,100

		74,877
SINGAPORE — 9.16%
AIMS AMP Capital Industrial REIT	9,400	11,262
ARA Asset Management Ltd.	6,600	9,097
Ascendas India Trust[a]	10,000	6,732
Ascott Residence Trust	7,200	7,126
Asian Pay Television Trust	16,000	10,899
Biosensors International Group Ltd.[a]	12,000	8,174
Boustead Singapore Ltd.	6,000	8,847
Cache Logistics Trust	10,000	9,657
Cambridge Industrial Trust	20,000	11,460
CapitaRetail China Trust	6,360	8,690
CDL Hospitality Trusts	8,000	11,219
COSCO Corp. (Singapore) Ltd.	8,000	4,584
Ezion Holdings Ltd.	12,000	20,676
Ezra Holdings Ltd.	8,000	7,533
First REIT	10,000	9,777
First Resources Ltd.	8,000	14,489
Frasers Centrepoint Trust	6,000	9,328
Frasers Commercial Trust	10,000	11,259
GMG Global Ltd.	62,000	4,124
Hyflux Ltd.	6,000	5,698
Indofood Agri Resources Ltd.	6,000	4,664
Keppel Infrastructure Trust	4,000	3,318
Keppel REIT Management Ltd.	16,000	16,284
KrisEnergy Ltd.[a,b]	6,000	3,702
Lippo Malls Indonesia Retail Trust	22,000	7,317
M1 Ltd.[a]	4,000	12,021
Mapletree Commercial Trust	12,000	13,463

CONSOLIDATED SCHEDULES OF INVESTMENTS	27

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Mapletree Greater China Commercial Trust	18,000	$13,271
Mapletree Industrial Trust	12,000	13,511
Mapletree Logistics Trust	16,000	15,066
Midas Holdings Ltd.[a]	22,000	7,669
Neptune Orient Lines Ltd.[a,b]	10,000	7,613
OSIM International Ltd.[a]	4,000	9,200
OUE Hospitality Trust	8,666	6,285
OUE Ltd.[a]	4,000	7,854
Parkway Life REIT	6,000	11,492
Perennial China Retail Trust	16,000	6,988
Raffles Education Corp. Ltd.[b]	26,200	8,083
Raffles Medical Group Ltd.	4,000	12,534
Sabana Shari’ah Compliant Industrial REIT	10,000	8,254
SATS Ltd.	8,000	19,297
Singapore Post Ltd.	16,000	22,567
SMRT Corp. Ltd.	8,000	10,129
Stamford Land Corp. Ltd.	14,000	7,236
Starhill Global REIT	16,000	10,578
Suntec REIT	26,000	37,296
Super Group Ltd.[a]	6,000	7,092
Tat Hong Holdings Ltd.	4,000	2,821
Tiger Airways Holdings Ltd.[a,b]	14,400	4,904
United Engineers Ltd.	6,000	11,540
Vard Holdings Ltd.[a,b]	6,000	5,217
Venture Corp. Ltd.	2,000	12,998
Wheelock Properties (Singapore) Ltd.	2,000	3,037
Wing Tai Holdings Ltd.[a]	6,000	9,496
Yanlord Land Group Ltd.	8,000	7,757
Yoma Strategic Holdings Ltd.[a]	10,000	5,530

		556,715
SOUTH KOREA — 17.12%
3S Korea Co. Ltd.[b]	524	1,425
Able C&C Co. Ltd.	123	3,135
Ahnlab Inc.	102	3,865
Asiana Airlines Inc.[b]	1,280	5,834
Binggrae Co. Ltd.	80	6,219
Chabiotech Co. Ltd.[b]	560	7,737
Chadiostech Co. Ltd.[b]	211	587
Chong Kun Dang Pharmaceutical Corp.	129	8,070
CJ CGV Co. Ltd.	260	11,623
CJ E&M Corp.[b]	302	11,459
CJ O Shopping Co. Ltd.	40	15,372

Security	Shares	Value

Com2uS Corp.[b]	100	$9,389
Cosmax Inc.[b]	119	10,883
CTCBIO Inc.[b]	236	2,950
Daeduck Electronics Co.	318	2,546
Daesang Corp.	280	14,002
Daewoong Pharmaceutical Co. Ltd.	122	7,288
Daishin Securities Co. Ltd.	840	8,704
Daou Technology Inc.	520	5,666
Daum Communications Corp.[a]	150	19,220
Dong-A Socio Holdings Co. Ltd.	44	5,501
Dong-A ST Co. Ltd.	66	6,408
Dongsuh Companies Inc.	377	7,097
Dongwon Industries Co. Ltd.	16	5,145
Dongyang Mechatronics Corp.	540	5,002
Doosan Engine Co. Ltd.[b]	680	5,491
Duksan Hi-Metal Co. Ltd.[b]	344	5,606
EO Technics Co. Ltd.	204	13,774
Eugene Technology Co. Ltd.	354	5,373
Fila Korea Ltd.	128	11,258
Foosung Co. Ltd.[b]	1,940	6,172
Gamevil Inc.[b]	110	11,248
GemVax & Kael Co. Ltd.[b]	280	5,952
Grand Korea Leisure Co. Ltd.	400	16,676
Green Cross Corp.	106	12,582
Green Cross Holdings Corp.	380	5,767
GS Home Shopping Inc.	32	8,674
Hana Tour Service Inc.	160	10,227
Hancom Inc.	370	9,071
Handsome Co. Ltd.	260	6,969
Hanil E-Hwa Co. Ltd.	360	7,408
Hanjin Heavy Industries & Construction Co. Ltd.[b]	680	4,750
Hanjin Shipping Co. Ltd.[b]	1,140	6,156
Hankook Tire Worldwide Co. Ltd.	320	7,098
Hanmi Pharm Co. Ltd.[b]	100	8,503
Hansol Paper Co.	560	6,565
Hanssem Co. Ltd.	156	14,267
Huchems Fine Chemical Corp.	340	8,584
Hyundai Corp.	220	7,780
Hyundai Greenfood Co. Ltd.	580	9,395
Hyundai Home Shopping Network Corp.	60	9,690
Ilyang Pharmaceutical Co. Ltd.	280	6,538
iMarketKorea Inc.	280	8,704
Interflex Co. Ltd.[b]	117	1,218

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

ISU Chemical Co. Ltd.	320	$4,187
IsuPetasys Co. Ltd.	760	3,553
JB Financial Group Co. Ltd.	1,364	9,701
JoyCity Corp.[b]	186	3,031
Jusung Engineering Co. Ltd.[b]	1,417	5,115
KEPCO Plant Service & Engineering Co. Ltd.	282	20,357
KIWOOM Securities Co. Ltd.	172	8,350
Koh Young Technology Inc.[a]	330	8,428
Kolao Holdings	360	7,565
Kolon Industries Inc.	208	13,761
Komipharm International Co. Ltd.[b]	726	5,728
Korea Kolmar Co. Ltd.	220	10,541
Korea Petrochemical Industrial Co. Ltd.	53	3,424
Korean Reinsurance Co.	999	10,983
KT Skylife Co. Ltd.	280	6,116
Kumho Tire Co. Inc.[b]	1,020	11,313
Kyobo Securities Co. Ltd.[b]	1,180	12,054
LF Corp.	260	7,323
LG Hausys Ltd.	106	19,543
LG Life Sciences Ltd.[b]	180	5,569
LIG Insurance Co. Ltd.	500	14,277
Lock & Lock Co. Ltd.	280	3,446
Lotte Chilsung Beverage Co. Ltd.	8	14,422
Lotte Food Co. Ltd.	12	8,698
Lumens Co. Ltd.[b]	640	5,187
Mando Corp.	152	18,781
Medipost Co. Ltd.[b]	100	5,555
Medy-Tox Inc.	62	9,277
MegaStudy Co. Ltd.	52	3,046
Meritz Fire & Marine Insurance Co. Ltd.	620	8,083
Namhae Chemical Corp.	1,040	9,208
Namyang Dairy Products Co. Ltd.	10	8,299
Neowiz Games Corp.[b]	430	7,614
NEPES Corp.[b]	402	2,554
Nexen Tire Corp.	460	7,474
NHN Entertainment Corp.[b]	130	9,018
NongShim Co. Ltd.	42	10,665
OCI Materials Co. Ltd.	148	6,768
Osstem Implant Co. Ltd.[b]	270	9,049
Ottogi Corp.	22	11,408
Partron Co. Ltd.	599	5,973
Poongsan Corp.	260	7,601

Security	Shares	Value

POSCO Chemtech Co. Ltd.	46	$6,579
POSCO ICT Co. Ltd.	1,074	7,492
S&T Dynamics Co. Ltd.	560	5,966
S.M. Entertainment Co.[b]	262	8,565
Samchully Co. Ltd.	56	9,180
Samsung Fine Chemicals Co. Ltd.	234	9,869
Sapphire Technology Co. Ltd.[b]	84	2,583
SeAH Besteel Corp.	200	6,995
Seegene Inc.[b]	180	10,542
Seoul Semiconductor Co. Ltd.	412	11,584
SFA Engineering Corp.	142	5,554
Silicon Works Co. Ltd.	232	4,875
SK Broadband Co. Ltd.[b]	2,154	7,963
SK Chemicals Co. Ltd.	222	14,125
SK Securities Co. Ltd.[b]	10,620	10,591
SKC Co. Ltd.	260	9,195
SL Corp.	320	6,507
Soulbrain Co. Ltd.	190	6,082
Sung Kwang Bend Co. Ltd.	284	5,526
Sungwoo Hitech Co. Ltd.	604	8,491
Suprema Inc.[b]	392	9,744
Taewoong Co. Ltd.[b]	178	3,983
Tera Resource Co. Ltd.[b,c]	6,536	—
TK Corp.[b]	253	3,741
TONGYANG Life Insurance Co.	680	6,649
TONGYANG Securities Inc.[b]	1,760	5,291
Toray Chemical Korea Inc.[b]	472	5,074
ViroMed Co. Ltd.[b]	218	11,199
WeMade Entertainment Co. Ltd.[b]	184	6,749
Wonik IPS Co. Ltd.[b]	816	9,130
Woongjin Thinkbig Co. Ltd.[b]	740	4,996
YG Entertainment Inc.	157	5,468
Youngone Corp.	280	11,714
Youngone Holdings Co. Ltd.	112	8,586

		1,040,256
TAIWAN — 21.63%
A-DATA Technology Co. Ltd.	2,000	4,782
Ability Enterprise Co. Ltd.	8,000	5,989
AcBel Polytech Inc.	10,000	16,356
Airtac International Group	2,000	19,007
ALI Corp.	6,000	5,932
Alpha Networks Inc.	10,000	7,102
Altek Corp.[b]	8,000	6,456
Ambassador Hotel Ltd. (The)	6,000	5,832
AmTRAN Technology Co. Ltd.	10,000	7,419

CONSOLIDATED SCHEDULES OF INVESTMENTS	29

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Apex Biotechnology Corp.	2,100	$4,194
Ardentec Corp.	14,100	12,130
Asia Polymer Corp.	8,600	6,854
BES Engineering Corp.	26,000	7,066
Career Technology (MFG.) Co. Ltd.	6,000	8,053
Center Laboratories Inc.[b]	2,000	7,936
CHC Resources Corp.	4,000	9,830
Cheng Loong Corp.	18,000	7,473
Chin-Poon Industrial Co. Ltd.	6,000	10,884
China Bills Finance Corp.	18,000	6,722
China Man-Made Fibers Corp.[b]	18,000	6,572
China Metal Products Co. Ltd.	4,160	5,112
China Petrochemical Development Corp.	28,000	11,437
China Steel Chemical Corp.	2,000	12,704
China Synthetic Rubber Corp.	8,000	7,909
Chipbond Technology Corp.	8,000	13,058
Chong Hong Construction Co.	2,000	5,489
Chroma ATE Inc.	4,000	10,670
Chung Hsin Electric & Machinery Manufacturing Corp.	12,000	8,483
Chung Hung Steel Corp.[b]	26,000	6,962
CMC Magnetics Corp.[b]	38,000	5,993
Compeq Manufacturing Co. Ltd.	16,000	9,550
Coretronic Corp.[b]	12,000	14,345
CSBC Corp. Taiwan	10,000	5,969
CyberTAN Technology Inc.	6,000	5,992
D-Link Corp.	10,000	7,203
Depo Auto Parts Industrial Co. Ltd.	2,000	7,903
Dynapack International Technology Corp.	2,000	5,602
E Ink Holdings Inc.[b]	12,000	7,703
E-LIFE MALL Corp.	4,000	8,376
Elan Microelectronics Corp.	6,000	9,823
Evergreen International Storage & Transport Corp.	12,000	7,863
Everlight Electronics Co. Ltd.	6,000	13,625
Far Eastern International Bank Ltd.	13,391	5,068
Faraday Technology Corp.	6,000	7,623
Feng Tay Enterprise Co. Ltd.	4,160	11,999
Firich Enterprises Co. Ltd.	2,089	11,493
FLEXium Interconnect Inc.	2,355	6,400
Forhouse Corp.[b]	12,000	5,702
Formosa Epitaxy Inc.[b]	10,000	6,219
Formosan Rubber Group Inc.	10,000	9,603

Security	Shares	Value

G Tech Optoelectronics Corp.[b]	2,000	$2,381
Gemtek Technology Corp.	6,000	5,502
Genesis Photonics Inc.[b]	8,872	6,804
Gigabyte Technology Co. Ltd.	10,000	13,838
Gigastorage Corp.[b]	8,000	8,190
Gintech Energy Corp.[b]	8,000	7,389
Global Unichip Corp.	2,000	5,682
Gloria Material Technology Corp.	12,400	10,523
Goldsun Development & Construction Co. Ltd.[b]	14,000	4,948
Grand Pacific Petrochemical Corp.	14,000	8,240
Great Taipei Gas Co. Ltd.	10,000	8,253
Great Wall Enterprise Co. Ltd.	8,000	9,523
HannStar Display Corp.[b]	28,500	11,166
HannsTouch Solution Inc.[b]	16,000	4,599
Ho Tung Chemical Corp.	13,356	5,879
Holy Stone Enterprise Co. Ltd.	5,600	8,916
Huaku Development Co. Ltd.	4,000	9,550
Ichia Technologies Inc.	6,000	9,073
IEI Integration Corp.	4,830	9,003
Infortrend Technology Inc.	10,000	5,869
ITEQ Corp.	6,000	6,392
Jih Sun Financial Holdings Co. Ltd.	25,254	7,646
Kenda Rubber Industrial Co. Ltd.	6,240	14,399
Kerry TJ Logistics Co. Ltd.	4,000	5,322
King Yuan Electronics Co. Ltd.	14,000	11,601
King’s Town Bank	10,000	10,154
Kingdom Construction Co.	6,000	5,852
Kinpo Electronics Inc.[b]	20,000	8,603
Lien Hwa Industrial Corp.	2,000	1,447
Macronix International Co. Ltd.[b]	38,000	9,883
Makalot Industrial Co. Ltd.	2,000	10,270
Masterlink Securities Corp.	22,264	7,832
Medigen Biotechnology Corp.[b]	346	3,784
Mercuries & Associates Ltd.	8,640	5,776
Merry Electronics Co. Ltd.	2,100	10,574
Micro-Star International Co. Ltd.	12,000	18,626
Microbio Co. Ltd.[b]	7,378	7,860
MIN AIK Technology Co. Ltd.	2,000	11,837
Mitac Holdings Corp.	6,000	5,102
Motech Industries Inc.	4,000	5,442
National Petroleum Co. Ltd.	6,000	6,762
Neo Solar Power Corp.	9,975	9,978
Nien Hsing Textile Co. Ltd.	5,235	4,713
Pan-International Industrial Corp.	8,080	5,995

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Pixart Imaging Inc.	4,000	$11,471
President Securities Corp.	12,000	6,842
Prince Housing & Development Corp.	13,659	6,149
Qisda Corp.[b]	30,000	15,005
Radium Life Tech Co. Ltd.	10,119	7,322
Rechi Precision Co. Ltd.	8,487	8,844
Ritek Corp.[b]	46,000	6,933
Sanyang Industry Co. Ltd.	8,000	7,763
Senao International Co. Ltd.	2,000	4,395
Sheng Yu Steel Co. Ltd.	10,000	7,686
Shih Wei Navigation Co. Ltd.	8,323	5,717
Shihlin Electric & Engineering Corp.	6,000	7,993
Shin Zu Shing Co. Ltd.	2,000	5,135
Shinkong Synthetic Fibers Corp.	20,000	7,436
Silicon Integrated Systems Corp.[b]	18,000	6,482
Silitech Technology Corp.	4,108	4,411
Sincere Navigation Corp.	4,000	3,675
Sino-American Silicon Products Inc.[b]	6,000	10,424
Solar Applied Materials Technology Corp.	10,000	9,370
Ta Chen Stainless Pipe Co. Ltd.	15,400	10,091
Ta Chong Bank Ltd.[b]	23,004	7,418
Taichung Commercial Bank Co. Ltd.	14,356	5,218
Tainan Spinning Co. Ltd.	14,210	9,406
Taiwan Cogeneration Corp.	10,000	6,902
Taiwan Hon Chuan Enterprise Co. Ltd.	4,000	8,350
Taiwan Land Development Corp.[b]	20,492	8,200
Taiwan Paiho Ltd.	6,000	7,973
Taiwan Secom Co. Ltd.	4,000	10,750
Taiwan Surface Mounting Technology Co. Ltd.	4,368	6,423
Taiwan TEA Corp.	12,000	8,403
Taiwan-Sogo Shinkong Security Corp.	8,000	11,284
Tatung Co. Ltd.[b]	32,000	10,564
Test-Rite International Co. Ltd.	4,000	2,781
Ton Yi Industrial Corp.	12,000	11,224
Tong Hsing Electronic Industries Ltd.	2,000	10,470
Tong Yang Industry Co. Ltd.	6,200	7,691
Tripod Technology Corp.	4,000	7,656
TTY Biopharm Co. Ltd.	4,178	11,354
Tung Ho Steel Enterprise Corp.	8,000	7,016
TXC Corp.	6,000	8,703
Union Bank of Taiwan[b]	17,811	6,295
Unitech Printed Circuit Board Corp.[b]	20,000	8,136
Unity Opto Technology Co. Ltd.[b]	8,000	9,097

Security	Shares	Value

Universal Cement Corp.	10,200	$9,948
UPC Technology Corp.	12,239	5,367
USI Corp.	10,000	6,386
Visual Photonics Epitaxy Co. Ltd.	6,000	5,992
Wah Lee Industrial Corp.	6,000	11,604
Waterland Financial Holdings Co. Ltd.	26,780	8,608
Wei Chuan Foods Corp.	6,000	9,653
Weikeng Industrial Co. Ltd.	12,000	9,483
Win Semiconductors Corp.	6,000	5,322
Winbond Electronics Corp.[b]	36,000	13,145
Wintek Corp.[b]	20,000	7,536
Wisdom Marine Lines Co. Ltd.	2,798	3,251
Wistron NeWeb Corp.	4,119	11,235
WT Microelectronics Co. Ltd.	6,300	8,592
Yageo Corp.	18,200	12,320
YC INOX Co. Ltd.	12,000	11,544
Yem Chio Co. Ltd.	15,843	11,279
YFY Inc.	16,000	7,523
Yieh Phui Enterprise Co. Ltd.[b]	20,200	6,561
YungShin Global Holding Corp.	4,000	7,749
Yungtay Engineering Co. Ltd.	6,000	15,405
Zinwell Corp.	8,000	8,003

		1,314,609
THAILAND — 4.41%
Amata Corp. PCL NVDR	11,000	5,790
AP (Thailand) PCL NVDR	23,400	4,956
Bangkok Chain Hospital PCL NVDR	26,000	7,409
Bangkok Expressway PCL NVDR	4,600	5,336
Bangkok Land PCL NVDR	120,000	7,773
Cal-Comp Electronics (Thailand) PCL NVDR	28,152	2,683
Central Plaza Hotel PCL NVDR	9,600	11,436
CH. Karnchang PCL NVDR	9,910	7,716
Delta Electronics (Thailand) PCL NVDR	8,000	15,447
Dynasty Ceramic PCL NVDR	2,400	4,559
Esso (Thailand) PCL NVDR[b]	18,000	3,335
Hana Microelectronics PCL NVDR	9,400	10,832
Hemaraj Land and Development PCL NVDR	63,200	7,243
Italian-Thai Development PCL NVDR[b]	30,365	4,917
Jasmine International PCL NVDR	52,000	12,146
Khon Kaen Sugar Industry PCL NVDR	15,400	6,379
Kiatnakin Bank PCL NVDR	4,600	5,766
LPN Development PCL NVDR	11,200	7,674

CONSOLIDATED SCHEDULES OF INVESTMENTS	31

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2014

Security	Shares	Value

Major Cineplex Group PCL NVDR	11,000	$6,783
Natural Park PCL NVDR[b]	1,146,000	2,498
Pruksa Real Estate PCL NVDR	11,200	11,685
Quality Houses PCL NVDR	46,200	5,669
Samart Corp. PCL NVDR	7,000	4,949
Samart Telcoms PCL NVDR	7,000	3,226
Siam Global House PCL NVDR[a]	18,700	7,454
Sino-Thai Engineering & Construction PCL NVDR	14,400	10,673
Sri Trang Agro-Industry PCL NVDR	5,600	2,459
STP & I PCL NVDR	8,000	4,883
Supalai PCL NVDR	10,400	7,773
Thai Airways International PCL NVDR[a,b]	9,200	4,498
Thai Vegetable Oil PCL NVDR	7,400	5,162
Thaicom PCL NVDR	6,000	6,633
Thanachart Capital PCL NVDR	7,000	7,739
Thoresen Thai Agencies PCL NVDR[b]	14,872	9,124
Ticon Industrial Connection PCL NVDR	6,480	3,532
TISCO Financial Group PCL NVDR[a]	5,280	6,824
TTW PCL NVDR	17,200	6,428
Univentures PCL NVDR	12,200	3,458
VGI Global Media PCL NVDR[a]	26,136	10,500
WHA Corp. PCL NVDR	4,410	4,738

		268,085

TOTAL COMMON STOCKS (Cost: $5,561,552)		6,036,247

RIGHTS — 0.03%

INDIA — 0.02%
Indian Hotels Co. Ltd.[b]	1,486	965

		965
INDONESIA — 0.00%
PT Bumi Resources Tbk[b]	223,200	19

		19
SOUTH KOREA — 0.01%
Hanjin Heavy Industries & Construction Co. Ltd.[b]	259	255
JB Financial Group Co. Ltd.[b]	296	389

		644

TOTAL RIGHTS (Cost: $0)		1,628

Security	Shares	Value

WARRANTS — 0.00%

CHINA — 0.00%
Golden Meditech Holdings Ltd.[b]	4,727	$—

		—
THAILAND — 0.00%
Thoresen Thai Agencies PCL NVDR (Expires 2/28/17)[b]	1	—
VGI Global Media PCL NVDR (Expires 12/31/14)[b]	6,534	—

		—

TOTAL WARRANTS (Cost: $0)		—

SHORT-TERM INVESTMENTS — 8.27%

MONEY MARKET FUNDS — 8.27%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[d,e,f]	466,786	466,786
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[d,e,f]	29,115	29,115
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	6,675	6,675

		502,576

TOTAL SHORT-TERM INVESTMENTS (Cost: $502,576)		502,576

TOTAL INVESTMENTS IN SECURITIES — 107.62% (Cost: $6,064,128)		6,540,451
Other Assets, Less Liabilities — (7.62)%		(462,958)

NET ASSETS — 100.00%		$6,077,493

NVDR  —  Non-Voting Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI ALL COUNTRY ASIA INFORMATION TECHNOLOGY ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 97.36%

CHINA — 10.93%
AAC Technologies Holdings Inc.[a]	6,000	$35,922
GCL-Poly Energy Holdings Ltd.[b]	60,000	19,587
Hanergy Solar Group Ltd.[a,b]	72,000	11,334
Kingboard Chemical Holdings Co. Ltd.	4,400	9,300
Kingsoft Corp. Ltd.[a]	4,000	12,000
Lenovo Group Ltd.	48,000	66,023
Tencent Holdings Ltd.	36,000	596,435
ZTE Corp. Class H	5,600	11,778

		762,379
HONG KONG — 0.30%
ASM Pacific Technology Ltd.	2,000	21,252

		21,252
INDIA — 6.03%
HCL Technologies Ltd.	1,544	39,672
Infosys Ltd.	3,288	182,954
Tata Consultancy Services Ltd.	3,348	142,724
Tech Mahindra Ltd.	420	14,924
Wipro Ltd.	4,444	39,974

		420,248
JAPAN — 31.26%
Advantest Corp.	1,200	13,606
Brother Industries Ltd.	2,000	36,486
Canon Inc.	8,000	263,879
Citizen Holdings Co. Ltd.	2,400	19,371
FUJIFILM Holdings Corp.	3,200	92,373
Fujitsu Ltd.	12,000	93,470
Gree Inc.[a]	400	3,201
Hamamatsu Photonics K.K.	400	19,021
Hitachi High-Technologies Corp.	400	10,813
Hitachi Ltd.	36,000	283,106
Hoya Corp.	3,200	104,898
IBIDEN Co. Ltd.	800	16,158
Japan Display Inc.[b]	2,400	14,003
Kakaku.com Inc.	800	13,770
Keyence Corp.	400	175,991
Konami Corp.	800	18,787
Konica Minolta Holdings Inc.	2,000	21,685
Kyocera Corp.	2,400	117,789
Murata Manufacturing Co. Ltd.	1,600	154,375
NEC Corp.	20,000	78,378
Nexon Co. Ltd.	800	7,779
Nintendo Co. Ltd.	800	89,658

Security	Shares	Value

Nippon Electric Glass Co. Ltd.	4,000	$22,755
Nomura Research Institute Ltd.	800	25,439
NTT Data Corp.	800	30,729
Omron Corp.	1,600	72,115
Oracle Corp. Japan	400	17,076
Ricoh Co. Ltd.	4,800	55,989
Rohm Co. Ltd.	800	45,977
Seiko Epson Corp.	800	34,930
TDK Corp.	800	38,781
Tokyo Electron Ltd.	1,200	78,650
Trend Micro Inc.	800	28,784
Yahoo! Japan Corp.	10,800	49,676
Yaskawa Electric Corp.	800	10,533
Yokogawa Electric Corp.	1,600	20,460

		2,180,491
SOUTH KOREA — 21.57%
LG Display Co. Ltd.[b]	1,600	53,004
LG Innotek Co. Ltd.[b]	84	10,297
NAVER Corp.	193	140,640
NCsoft Corp.	116	17,606
Samsung Electro-Mechanics Co. Ltd.	440	27,097
Samsung Electronics Co. Ltd.	784	1,024,383
Samsung SDI Co. Ltd.	244	38,101
SK C&C Co. Ltd.	156	25,574
SK Hynix Inc.[b]	3,800	168,030

		1,504,732
TAIWAN — 27.27%
Acer Inc.[b]	20,000	16,006
Advanced Semiconductor Engineering Inc.	48,000	57,460
ASUSTeK Computer Inc.	4,000	42,682
AU Optronics Corp.	64,000	29,130
Catcher Technology Co. Ltd.	4,000	33,078
Chicony Electronics Co. Ltd.	4,050	11,330
Clevo Co.	4,000	7,429
Compal Electronics Inc.	32,000	29,664
Delta Electronics Inc.	12,000	82,429
Epistar Corp.	8,000	17,606
Foxconn Technology Co. Ltd.	8,300	20,702
Hon Hai Precision Industry Co. Ltd.	78,400	270,575
HTC Corp.	1,000	4,418
Innolux Corp.	56,428	26,907
Inotera Memories Inc.[b]	16,000	27,903
Inventec Corp.	20,000	17,973
Lite-On Technology Corp.	16,139	27,338

CONSOLIDATED SCHEDULES OF INVESTMENTS	33

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA INFORMATION TECHNOLOGY ETF

July 31, 2014

Security	Shares	Value

MediaTek Inc.	8,000	$125,110
Novatek Microelectronics Corp. Ltd.	4,000	20,541
Pegatron Corp.	16,000	30,677
Powertech Technology Inc.	8,000	13,471
Quanta Computer Inc.	20,000	56,286
Radiant Opto-Electronics Corp.	4,090	17,116
Realtek Semiconductor Corp.	4,060	12,983
Siliconware Precision Industries Co. Ltd.	24,000	33,532
Simplo Technology Co. Ltd.	4,000	21,874
Synnex Technology International Corp.	12,000	18,887
Taiwan Semiconductor Manufacturing Co. Ltd.	176,000	710,115
Unimicron Technology Corp.	12,000	10,144
United Microelectronics Corp.	100,000	46,850
Vanguard International Semiconductor Corp.	8,000	11,644
Wistron Corp.	16,932	16,317
WPG Holdings Co. Ltd.	16,000	21,314
Zhen Ding Technology Holding Ltd.	4,150	12,565

		1,902,056

TOTAL COMMON STOCKS (Cost: $5,414,383)		6,791,158

PREFERRED STOCKS — 2.04%

SOUTH KOREA — 2.04%
Samsung Electronics Co. Ltd.	136	141,974

		141,974

TOTAL PREFERRED STOCKS (Cost: $105,169)		141,974

SHORT-TERM INVESTMENTS — 0.98%

MONEY MARKET FUNDS — 0.98%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	58,208	58,208
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]	3,631	3,631
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	6,396	6,396

		68,235

TOTAL SHORT-TERM INVESTMENTS (Cost: $68,235)		68,235

Value

TOTAL INVESTMENTS IN SECURITIES — 100.38% (Cost: $5,587,787)	$7,001,367
Other Assets, Less Liabilities — (0.38)%	(26,261)

NET ASSETS — 100.00%	$6,975,106

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2014

	iShares MSCI All Country Asia ex Japan ETF	iShares MSCI All Country Asia ex Japan Small-Cap ETF	iShares MSCI All Country Asia Information Technology ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,248,106,037	$5,561,552	$5,519,552
Affiliated (Note 2)	98,408,519	502,576	68,235

Total cost of investments	$2,346,514,556	$6,064,128	$5,587,787

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,616,024,893	$6,037,875	$6,933,132
Affiliated (Note 2)	98,408,519	502,576	68,235

Total fair value of investments	2,714,433,412	6,540,451	7,001,367
Foreign currency, at value[b]	3,961,605	8,069	8,027
Cash	25,634	308	—
Receivables:
Investment securities sold	8,667	—	—
Due from custodian (Note 4)	60,399	—	—
Dividends and interest	10,318,414	28,739	31,708
Capital shares sold	1,202,811	—	—

Total Assets	2,730,010,942	6,577,567	7,041,102

LIABILITIES
Payables:
Investment securities purchased	2,224,984	—	—
Collateral for securities on loan (Note 1)	94,960,299	495,901	61,839
Foreign taxes (Note 1)	30,036	302	29
Investment advisory fees (Note 2)	1,422,914	3,871	4,128

Total Liabilities	98,638,233	500,074	65,996

NET ASSETS	$2,631,372,709	$6,077,493	$6,975,106

Net assets consist of:
Paid-in capital	$2,552,254,744	$5,924,131	$5,705,312
Undistributed (distributions in excess of) net investment income	7,379,216	(4,212)	23,282
Accumulated net realized loss	(296,182,477)	(318,751)	(166,939)
Net unrealized appreciation	367,921,226	476,325	1,413,451

NET ASSETS	$2,631,372,709	$6,077,493	$6,975,106

Shares outstanding[c]	40,400,000	100,000	200,000

Net asset value per share	$65.13	$60.77	$34.88

[a]	Securities on loan with values of $89,404,443, $450,004 and $56,546, respectively. See Note 1.
[b]	Cost of foreign currency: $3,960,914, $8,035 and $8,041, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	35

Consolidated Statements of Operations

iSHARES® TRUST

Year ended July 31, 2014

	iShares MSCI All Country Asia ex Japan ETF	iShares MSCI All Country Asia ex Japan Small-Cap ETF	iShares MSCI All Country Asia Information Technology ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$62,531,142	$152,163	$92,242
Interest — unaffiliated	8	—	—
Interest — affiliated (Note 2)	320	1	1
Securities lending income — affiliated (Note 2)	1,260,524	7,832	4,273

	63,791,994	159,996	96,516
Less: Other foreign taxes (Note 1)	(404,670)	(1,225)	(450)

Total investment income	63,387,324	158,771	96,066

EXPENSES
Investment advisory fees (Note 2)	16,774,722	42,855	40,156
Mauritius income taxes (Note 1)	98,185	—	—
Commitment fees (Note 7)	5,971	9	10
Interest expense (Note 7)	2,856	—	—

Total expenses	16,881,734	42,864	40,166

Net investment income	46,505,590	115,907	55,900

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(61,472,310)	20,977	(49,153)
In-kind redemptions — unaffiliated	38,105,471	—	—
Foreign currency transactions	(229,723)	(692)	(410)

Net realized gain (loss)	(23,596,562)	20,285	(49,563)

Net change in unrealized appreciation/depreciation on:
Investments	356,798,850	636,222	1,391,574
Translation of assets and liabilities in foreign currencies	24,343	119	(80)

Net change in unrealized appreciation/depreciation	356,823,193	636,341	1,391,494

Net realized and unrealized gain	333,226,631	656,626	1,341,931

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$379,732,221	$772,533	$1,397,831

[a]	Net of foreign withholding tax of $5,837,123, $12,942 and $15,060, respectively.

See notes to consolidated financial statements.

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI All Country Asia ex Japan ETF		iShares MSCI All Country Asia ex Japan Small-Cap ETF
	Year ended July 31, 2014	Year ended July 31, 2013	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$46,505,590	$41,216,460	$115,907	$116,828
Net realized gain (loss)	(23,596,562)	(26,110,697)	20,285	(361,485)
Net change in unrealized appreciation/depreciation	356,823,193	80,012,256	636,341	622,779

Net increase in net assets resulting from operations	379,732,221	95,118,019	772,533	378,122

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(43,871,556)	(40,550,631)	(130,893)	(279,681)

Total distributions to shareholders	(43,871,556)	(40,550,631)	(130,893)	(279,681)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	457,607,309	804,283,432	—	2,855,264
Cost of shares redeemed	(523,693,678)	(323,692,793)	—	(7,994,304)

Net increase (decrease) in net assets from capital share transactions	(66,086,369)	480,590,639	—	(5,139,040)

INCREASE (DECREASE) IN NET ASSETS	269,774,296	535,158,027	641,640	(5,040,599)

NET ASSETS
Beginning of year	2,361,598,413	1,826,440,386	5,435,853	10,476,452

End of year	$2,631,372,709	$2,361,598,413	$6,077,493	$5,435,853

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$7,379,216	$4,075,731	$(4,212)	$7,027

SHARES ISSUED AND REDEEMED
Shares sold	7,500,000	13,400,000	—	50,000
Shares redeemed	(9,100,000)	(5,600,000)	—	(150,000)

Net increase (decrease) in shares outstanding	(1,600,000)	7,800,000	—	(100,000)

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	37

Consolidated Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI All Country Asia Information Technology ETF
	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$55,900	$42,465
Net realized loss	(49,563)	(356,182)
Net change in unrealized appreciation/depreciation	1,391,494	404,697

Net increase in net assets resulting from operations	1,397,831	90,980

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(55,429)	(53,873)

Total distributions to shareholders	(55,429)	(53,873)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,532,030	2,752,161
Cost of shares redeemed	—	(3,718,659)

Net increase (decrease) in net assets from capital share transactions	1,532,030	(966,498)

INCREASE (DECREASE) IN NET ASSETS	2,874,432	(929,391)

NET ASSETS
Beginning of year	4,100,674	5,030,065

End of year	$6,975,106	$4,100,674

Undistributed net investment income included in net assets at end of year	$23,282	$23,221

SHARES ISSUED AND REDEEMED
Shares sold	50,000	100,000
Shares redeemed	—	(150,000)

Net increase (decrease) in shares outstanding	50,000	(50,000)

See notes to consolidated financial statements.

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI All Country Asia ex Japan ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$56.23	$53.40	$62.22	$55.95	$50.02

Income from investment operations:
Net investment income[a]	1.11	1.04	0.97	1.09	0.84
Net realized and unrealized gain (loss)[b]	8.84	2.85	(8.89)	6.45	5.95

Total from investment operations	9.95	3.89	(7.92)	7.54	6.79

Less distributions from:
Net investment income	(1.05)	(1.06)	(0.90)	(1.27)	(0.86)

Total distributions	(1.05)	(1.06)	(0.90)	(1.27)	(0.86)

Net asset value, end of year	$65.13	$56.23	$53.40	$62.22	$55.95

Total return	17.85%	7.28%	(12.63)%	13.53%	13.63%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,631,373	$2,361,598	$1,826,440	$1,860,281	$2,025,439
Ratio of expenses to average net assets	0.68%	0.67%	0.69%	0.66%	0.68%
Ratio of expenses to average net assets prior to waived fees	n/a	n/a	n/a	0.67%	0.69%
Ratio of net investment income to average net assets	1.87%	1.80%	1.82%	1.77%	1.55%
Portfolio turnover rate[c]	14%	13%	26%	41%	3%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2014 and July 31, 2013 were 6% and 7%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	39

Consolidated Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI All Country Asia ex Japan Small-Cap ETF

	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Period from Feb. 2, 2012[a] to Jul. 31, 2012
Net asset value, beginning of period	$54.36	$52.38	$56.14

Income from investment operations:
Net investment income[b]	1.16	1.35	0.71
Net realized and unrealized gain (loss)[c]	6.56	5.86	(4.08)

Total from investment operations	7.72	7.21	(3.37)

Less distributions from:
Net investment income	(1.31)	(5.23)	(0.39)

Total distributions	(1.31)	(5.23)	(0.39)

Net asset value, end of period	$60.77	$54.36	$52.38

Total return	14.41%	13.93%	(6.00)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,077	$5,436	$10,476
Ratio of expenses to average net assets[e]	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets[e]	2.03%	2.42%	2.65%
Portfolio turnover rate[f]	20%	45%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2014, July 31, 2013 and the period ended July 31, 2012 were 20%, 19% and 5%, respectively. See Note 4.

See notes to consolidated financial statements.

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI All Country Asia Information Technology ETF

	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Period from Feb. 8, 2012[a] to Jul. 31, 2012
Net asset value, beginning of period	$27.34	$25.15	$26.93

Income from investment operations:
Net investment income[b]	0.30	0.37	0.20
Net realized and unrealized gain (loss)[c]	7.52	2.85	(1.96)

Total from investment operations	7.82	3.22	(1.76)

Less distributions from:
Net investment income	(0.28)	(1.03)	(0.02)

Total distributions	(0.28)	(1.03)	(0.02)

Net asset value, end of period	$34.88	$27.34	$25.15

Total return	28.72%	12.84%	(6.52)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,975	$4,101	$5,030
Ratio of expenses to average net assets[e]	0.69%	0.69%	0.69%
Ratio of net investment income to average net assets[e]	0.96%	1.35%	1.56%
Portfolio turnover rate[f]	3%	58%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2014, July 31, 2013 and the period ended July 31, 2012 were 3%, 7% and 1%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	41

Notes to Consolidated Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI All Country Asia ex Japan	Diversified
MSCI All Country Asia ex Japan Small-Cap	Diversified
MSCI All Country Asia Information Technology	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (each, a “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of each Fund also serves as the investment adviser to each Subsidiary. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for each Fund include the accounts of its Subsidiary.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	43

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective consolidated schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1		Level 2		Level 3	Total
MSCI All Country Asia ex Japan
Assets:
Common Stocks	$2,589,016,021		$—		$—	$2,589,016,021
Preferred Stocks	26,841,800		—		—	26,841,800
Rights	—		167,072		—	167,072
Money Market Funds	98,408,519		—		—	98,408,519

	$2,714,266,340		$167,072		$—	$2,714,433,412

MSCI All Country Asia ex Japan Small-Cap
Assets:
Common Stocks	$5,941,203		$79,421		$15,623	$6,036,247
Rights	19		1,609		—	1,628
Warrants	0	[a]	0	[a]	—	0	[a]
Money Market Funds	502,576		—		—	502,576

	$6,443,798		$81,030		$15,623	$6,540,451

MSCI All Country Asia Information Technology
Assets:
Common Stocks	$6,791,158		$—		$—	$6,791,158
Preferred Stocks	141,974		—		—	141,974
Money Market Funds	68,235		—		—	68,235

	$7,001,367		$—		$—	$7,001,367

[a]	Rounds to less than $1.

The iShares MSCI All Country Asia ex Japan Small-Cap ETF had transfers from Level 1 to Level 2 in the amount of $49,603, resulting from the temporary suspension of trading due to pending corporate actions, and transfers from Level 2 to Level 1 in the amount of $3,584 resulting from the lifting of a temporary trading suspension, during the year ended July 31, 2014.

The iShares MSCI All Country Asia Information Technology ETF had transfers from Level 2 to Level 1 during the year ended July 31, 2014 in the amount of $55,647, resulting from the lifting of a temporary trading suspension.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their consolidated statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2014, if any, are disclosed in the Funds’ consolidated statements of assets and liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”). In order to be eligible to claim benefits under the DTAA, each Subsidiary must satisfy certain conditions, including the establishment and maintenance of valid tax residence in Mauritius. Each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Funds and are disclosed in the consolidated statements of operations. Further, each Subsidiary is not subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by a Subsidiary to its Fund will also be exempt from tax in Mauritius. The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA.

As a result of legislative changes enacted by the 2012 India Finance Act (“the Act”) and its general anti-avoidance rules (“GAAR”), which are effective April 1, 2013 but have been proposed to be deferred until April 1, 2016, the Subsidiaries’ ability to leverage the treaty between Mauritius and India may be adversely impacted, and therefore the Funds may be subject to taxes on capital gains and/or dividends realized on Indian securities. The Act also includes provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive guidance on the legislative changes is available, the impact to the Funds, if any, cannot be determined at this time.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	45

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the consolidated schedules of investments. The value of any securities on loan as of July 31, 2014 and the value of the related collateral are disclosed in the consolidated statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the consolidated statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of July 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI All Country Asia ex Japan	$89,404,443	$89,404,443	$—
MSCI All Country Asia ex Japan Small-Cap	450,004	450,004	—
MSCI All Country Asia Information Technology	56,546	56,546	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the iShares MSCI All Country Asia ex Japan ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.75%		First $14 billion
0.68		Over $14 billion, up to and including $28 billion
0.61		Over $28 billion, up to and including $42 billion
0.54	[a]	Over $42 billion, up to and including $56 billion
0.47	[a]	Over $56 billion, up to and including $70 billion
0.41	[a]	Over $70 billion, up to and including $84 billion
0.35	[a]	Over $84 billion

[a]	Investment advisory fee was reduced effective July 1, 2014. Prior to this date, the investment advisory fee for these breakpoint levels were 0.56%, 0.50%, 0.45% and 0.40%, respectively.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI All Country Asia ex Japan ETF through November 30, 2015 in an amount equal to the Fund’s pro rata share of the fees and expenses attributable to the Fund’s investment in other iShares funds. The Fund did not hold any iShares funds during the year ended July 31, 2014.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI All Country Asia ex Japan Small-Cap	0.75%
MSCI All Country Asia Information Technology	0.69

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	47

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 75% of securities lending income (commencing January 1, 2015 the amount each Fund will retain is expected to change to 70% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

For the year ended July 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
MSCI All Country Asia ex Japan	$532,610
MSCI All Country Asia ex Japan Small-Cap	3,400
MSCI All Country Asia Information Technology	1,752

In addition, commencing the business day following a “Hurdle Date” (the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013) and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 80% of securities lending income (for any Hurdle Date after January 1, 2015, each Fund will retain 75% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended July 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the consolidated statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

The iShares MSCI All Country Asia ex Japan ETF, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2014 were as follows:

iShares ETF	Purchases	Sales
MSCI All Country Asia ex Japan	$348,023,082	$372,485,041
MSCI All Country Asia ex Japan Small-Cap	1,135,613	1,155,015
MSCI All Country Asia Information Technology	1,079,303	187,191

In-kind transactions (see Note 4) for the year ended July 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI All Country Asia ex Japan	$215,383,359	$252,755,789
MSCI All Country Asia Information Technology	614,051	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the consolidated statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the consolidated statements of assets and liabilities.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	49

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s consolidated schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The iShares MSCI All Country Asia Information Technology ETF invests a substantial amount of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the consolidated statement of assets and liabilities.

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2014, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI All Country Asia ex Japan	$36,436,433	$669,451	$(37,105,884)
MSCI All Country Asia ex Japan Small-Cap	—	3,747	(3,747)
MSCI All Country Asia Information Technology	—	(410)	410

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 was as follows:

iShares ETF	2014	2013
MSCI All Country Asia ex Japan
Ordinary income	$43,871,556	$40,550,631

MSCI All Country Asia ex Japan-Small Cap
Ordinary income	$130,893	$279,681

MSCI All Country Asia Information Technology
Ordinary income	$55,429	$53,873

As of July 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI All Country Asia ex Japan	$12,323,186	$(191,509,078)	$301,923,230	$(43,619,373)	$79,117,965
MSCI All Country Asia ex Japan Small-Cap	49,166	(313,187)	420,488	(3,105)	153,362
MSCI All Country Asia Information Technology	44,204	(89,747)	1,380,514	(65,177)	1,269,794

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	51

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI All Country Asia ex Japan	$183,364,603	$114,780	$5,230,616	$2,799,079	$191,509,078
MSCI All Country Asia ex Japan Small-Cap	313,187	—	—	—	313,187
MSCI All Country Asia Information Technology	89,747	—	—	—	89,747

[a]	Must be utilized prior to losses subject to expiration.

For the year ended July 31 ,2014, the iShares MSCI All Country Asia ex Japan Small-Cap ETF utilized $19,014 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI All Country Asia ex Japan	$2,412,512,552	$484,541,653	$(182,620,793)	$301,920,860
MSCI All Country Asia ex Japan Small-Cap	6,119,965	1,005,545	(585,059)	420,486
MSCI All Country Asia Information Technology	5,620,724	1,501,011	(120,368)	1,380,643

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

7.	LINE OF CREDIT

The Funds, along with certain other iShares funds, are parties to a $150 million credit agreement with State Street Bank and Trust Company, which expires October 28, 2015. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the year ended July 31, 2014, the iShares MSCI All Country Asia ex Japan ETF’s maximum amount borrowed, the average borrowings and the weighted average interest rate under the credit agreement were $4,750,000, $242,329 and 1.16% respectively.

The iShares MSCI All Country Asia ex Japan Small-Cap ETF and the iShares MSCI All Country Asia Information Technology ETF did not borrow under the credit agreement during the year ended July 31, 2014.

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	53

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of iShares MSCI All Country Asia ex Japan ETF, iShares MSCI All Country Asia ex Japan Small-Cap ETF and iShares MSCI All Country Asia Information Technology ETF and their subsidiaries (the “Funds”) at July 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2014

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended July 31, 2014, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI All Country Asia ex Japan	$68,368,265	$6,236,289
MSCI All Country Asia ex Japan Small-Cap	165,105	13,858
MSCI All Country Asia Information Technology	107,289	15,510

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2014:

iShares ETF	Qualified Dividend Income
MSCI All Country Asia ex Japan	$32,296,857
MSCI All Country Asia ex Japan Small-Cap	35,235
MSCI All Country Asia Information Technology	53,349

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	55

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I.     iShares MSCI All Country Asia ex Japan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were higher than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group, and ranked in the 5th Lipper quintile. The

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Board further noted that the Fund has more exposure to emerging markets securities as compared to the competitor funds determined by Lipper.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had

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focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following receipt of a proposal from the Board and negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to reduce the advisory fee for certain breakpoint tiers, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

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Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II.    iShares MSCI All Country Asia ex Japan Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no

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comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were higher than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group, and ranked in the 5th Lipper quintile. The Board further noted that the Fund has more exposure to both emerging markets securities and small cap securities, as compared to the competitor funds determined by Lipper.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio

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management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are

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fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III.    iShares MSCI All Country Asia Information Technology ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the

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Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were higher than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group, and in the 75th percentile.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

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iSHARES® TRUST

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	65

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI All Country Asia ex Japan	$0.989561	$—	$0.059805	$1.049366	94%	—%	6%	100%
MSCI All Country Asia ex Japan Small-Cap	1.308927	—	—	1.308927	100	—	—	100
MSCI All Country Asia Information Technology	0.277143	—	—	0.277143	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI All Country Asia ex Japan ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	4	0.28
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	44	3.18
Greater than 1.0% and Less than 1.5%	68	4.92
Greater than 0.5% and Less than 1.0%	206	14.92
Between 0.5% and –0.5%	748	54.13
Less than –0.5% and Greater than –1.0%	163	11.79
Less than –1.0% and Greater than –1.5%	78	5.64
Less than –1.5% and Greater than –2.0%	30	2.17
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	3	0.22

	1,382	100.00%

iShares MSCI All Country Asia ex Japan Small-Cap ETF

Period Covered: April 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.18%
Greater than 3.5% and Less than 4.0%	1	0.18
Greater than 3.0% and Less than 3.5%	2	0.35
Greater than 2.5% and Less than 3.0%	5	0.89
Greater than 2.0% and Less than 2.5%	16	2.84
Greater than 1.5% and Less than 2.0%	50	8.87
Greater than 1.0% and Less than 1.5%	63	11.17
Greater than 0.5% and Less than 1.0%	90	15.96
Between 0.5% and –0.5%	261	46.27
Less than –0.5% and Greater than –1.0%	55	9.75
Less than –1.0% and Greater than –1.5%	17	3.01
Less than –1.5% and Greater than –2.0%	2	0.35
Less than –2.0%	1	0.18

	564	100.00%

SUPPLEMENTAL INFORMATION	67

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI All Country Asia Information Technology ETF

Period Covered: April 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.18%
Greater than 3.5% and Less than 4.0%	3	0.53
Greater than 3.0% and Less than 3.5%	5	0.89
Greater than 2.5% and Less than 3.0%	12	2.13
Greater than 2.0% and Less than 2.5%	34	6.03
Greater than 1.5% and Less than 2.0%	92	16.31
Greater than 1.0% and Less than 1.5%	118	20.92
Greater than 0.5% and Less than 1.0%	112	19.86
Between 0.5% and –0.5%	158	28.00
Less than –0.5% and Greater than –1.0%	17	3.01
Less than –1.0% and Greater than –1.5%	9	1.60
Less than –1.5% and Greater than –2.0%	1	0.18
Less than –2.0% and Greater than –2.5%	1	0.18
Less than –2.5%	1	0.18

	564	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI All Country Asia ex Japan ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; and (b) staff who are senior management or who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards. Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organisational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

The figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI All Country Asia ex Japan ETF in respect of BFA’s financial year ending December 31, 2013 was USD 480,510. This figure is comprised of fixed remuneration of USD 188,934 and variable remuneration of USD 291,576. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares MSCI All Country Asia ex Japan ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 77,198.

SUPPLEMENTAL INFORMATION	69

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 311 funds (as of July 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (43)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	71

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	73

Notes:

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI, Inc. nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-77-0714

JULY 31, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares China Large-Cap ETF | FXI | NYSE Arca
➢	iShares FTSE China ETF | FCHI | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

ASIA MARKET OVERVIEW

Asian markets advanced during the 12-month period ended July 31, 2014 (the “reporting period”), as investors embraced the region’s progress toward economic and political reform. China, India and Japan, the three largest economies in the region, pursued dramatic changes to improve their competitive edge in the changing global economy. Slow global growth presented new challenges for China and India after their rapid economic growth in past decades. By contrast, Japan attempted to reignite economic growth with monetary stimulus and political reform after twenty years of economic stagnation.

China, the region’s largest economy, continued to transition from an economy based on investment and manufacturing toward one based on consumption and services. The Chinese economy continued to grow at a rate of under 8% during the period, as China pursued its transition plan amid slow global growth. China’s housing sector also slowed considerably after a period of rapid expansion. Rampant lending since the financial crisis in 2008 was also a challenge for China, as the government sought to crack down on weak lending standards throughout the economy.

Investors were focused on China’s growing pains during the first half of the reporting period, leading to modest performance for Chinese stocks. Improving manufacturing in the second half of the period and improving economic growth in the United States helped drive Chinese stocks higher during the second half of the reporting period. Several Asian stock markets, including Hong Kong, Taiwan and South Korea, followed the contour of China’s performance during the reporting period.

India underwent substantial political and economic change during the reporting period. Persistent inflation and modest economic growth continued to present challenges for the Indian economy. The Indian central bank took action on inflation, hiking interest rates several times during the reporting period. As a result, inflation dropped from double-digit rates to 7.9% by the end of the reporting period. Meanwhile, the Indian government pursued growth-oriented political reform, including reducing fuel subsidies and state ownership of companies, as well as inviting foreign investment in India’s food, airline, broadcasting and electricity industries.

The Indian stock market, small-capitalization stocks in particular, soared in the second half of the reporting period, as the Indian government’s new leadership pursued political reform. India, the largest democracy in the world, is home to a wide variety of political and cultural interests, which made reform less than a foregone conclusion, although investors generally expressed their expectation for successful reform.

Japan continued on its course of aggressive fiscal and monetary stimulus combined with substantial political reform to reignite economic growth. The Japanese government announced a new set of reforms during the reporting period. The reform plan included changes to the healthcare system, encouragement of foreign investment and the overhauling of corporate governance in Japan. The economy continued to grow at a relatively slow pace, while inflation rose after two decades of declining prices. Towards the end of the reporting period, the Japanese economy contracted after the government levied a large sales tax in April 2014. Overall, however, the Japanese stock market responded favorably to Japan’s political and economic changes, posting a solid gain during the reporting period despite these challenges and significant market volatility from January through April 2014.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CHINA LARGE-CAP ETF

Performance as of July 31, 2014

	Average Annual Total Returns				Cumulative Total Returns
	NAV	MARKET	INDEX (gross return)	INDEX (net return)*	NAV	MARKET	INDEX (gross return)	INDEX (net return)*
1 Year	21.42%	20.42%	22.89%	22.39%	21.42%	20.42%	22.89%	22.39%
5 Years	1.73%	1.56%	2.79%	2.55%	8.94%	8.02%	14.73%	13.43%
Since Inception	10.90%	10.73%	11.70%	11.57%	176.26%	172.21%	196.29%	192.94%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

*	Historical index data has been restated to the net total return version of the Index. The net total return version of the Index was incepted on 2/10/12. Historical index data prior to 2/10/12 reflects the gross total return version. Net total returns are calculated by reinvesting cash dividends after the deduction of withholding taxes. Gross total returns do not include withholding taxes.

The inception date of the Fund was 10/5/04. The first day of secondary market trading was 10/8/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,189.70	$4.02	$1,000.00	$1,021.10	$3.71	0.74%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CHINA LARGE-CAP ETF

The iShares China Large-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization Chinese equities that trade on the Hong Kong Stock Exchange, as represented by the FTSE China 25 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 21.42%, net of fees, while the gross total return for the Index was 22.89% and the net total return for the Index was 22.39%.

The Index posted strong performance for the reporting period despite significant volatility during the first half of the period.

China, the world’s second largest economy, posted modest returns during the first half of the reporting period, as fears of a credit crisis and weak global growth weighed on the region. China’s economy continued to transition from investment-based to consumption-based during the reporting period, which led to slowing economic growth. Similarly, rampant lending after the global financial crisis in 2008 left many Chinese institutions, particularly local governments and trusts, with large amounts of risky debt. The housing market, which has been responsible for a relatively large share of Chinese economic growth and lending activity, also slowed considerably during the reporting period.

During the second half of the reporting period, Chinese stocks rallied sharply on renewed optimism for the Chinese economy, as the government pursued a series of economic stimulus measures and Chinese manufacturing rebounded. Fears of a credit crisis also subsided somewhat, as the Chinese government adopted a series of policies aimed at improving credit quality. By the end of the reporting period, the Index had posted a strong gain, as investors weighed China’s vast growth potential against its recent economic issues.

Special note — Effective as of the close of market on September 19, 2014, the Index will be migrating to a 50 constituent index and will be renamed the FTSE China 50 Index. As a result, the investment objective of the Fund will also change to seek investment results that reflect the performance of the FTSE China 50 Index.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Financials	55.39%
Energy	15.40
Telecommunication Services	15.36
Information Technology	10.27
Materials	1.84
Consumer Discretionary	1.74

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

Tencent Holdings Ltd.	10.27%
China Construction Bank Corp. Class H	8.51
China Mobile Ltd.	8.42
Industrial and Commercial Bank of China Ltd. Class H	6.98
Bank of China Ltd. Class H	5.51
China Overseas Land & Investment Ltd.	4.45
China Life Insurance Co. Ltd. Class H	4.05
Ping An Insurance (Group) Co. of China Ltd. Class H	4.00
PetroChina Co. Ltd. Class H	3.98
China Shenhua Energy Co. Ltd. Class H	3.86

TOTAL	60.03%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® FTSE CHINA ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.66%	17.54%	20.03%	18.66%	17.54%	20.03%
5 Years	3.68%	3.38%	4.73%	19.78%	18.06%	26.01%
Since Inception	2.66%	2.37%	3.84%	17.37%	15.40%	25.84%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/24/08. The first day of secondary market trading was 6/25/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,141.10	$3.93	$1,000.00	$1,021.10	$3.71	0.74%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE CHINA ETF

The iShares FTSE China ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities that trade on the Hong Kong Stock Exchange, as represented by the FTSE China (HK Listed) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 18.66%, net of fees, while the total return for the Index was 20.03%.

The Index posted strong performance for the reporting period despite significant volatility during the first half of the period.

China, the world’s second largest economy, posted modest returns during the first half of the reporting period, as fears of a credit crisis and weak global growth weighed on the region. China’s economy continued to transition from investment-based to consumption-based during the reporting period, which led to slowing economic growth. Similarly, rampant lending after the global financial crisis in 2008 left many Chinese institutions, particularly local governments and trusts, with large amounts of risky debt. The housing market, which has been responsible for a relatively large share of Chinese economic growth and lending activity, also slowed considerably during the reporting period.

During the second half of the reporting period, Chinese stocks rallied sharply on renewed optimism for the Chinese economy, as the government pursued a series of economic stimulus measures and Chinese manufacturing rebounded. Fears of a credit crisis also subsided somewhat, as the Chinese government adopted a series of policies aimed at improving credit quality. By the end of the reporting period, the Index had posted a strong gain, as investors weighed China’s vast growth potential against its recent economic issues.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Financials	38.50%
Energy	13.86
Information Technology	12.34
Telecommunication Services	9.94
Industrials	7.87
Consumer Discretionary	5.37
Utilities	4.06
Materials	3.66
Consumer Staples	2.50
Health Care	1.90

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

Tencent Holdings Ltd.	9.95%
China Mobile Ltd.	7.56
China Construction Bank Corp. Class H	7.28
Industrial and Commercial Bank of China Ltd. Class H	6.47
Bank of China Ltd. Class H	4.72
CNOOC Ltd.	3.79
PetroChina Co. Ltd. Class H	3.63
China Petroleum & Chemical Corp. Class H	3.30
China Life Insurance Co. Ltd. Class H	2.92
Ping An Insurance (Group) Co. of China Ltd. Class H	2.21

TOTAL	51.83%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2014 and held through July 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CHINA LARGE-CAP ETF

July 31, 2014

Security	Shares	Value
COMMON STOCKS — 98.61%

AUTOMOBILES — 1.72%
Great Wall Motor Co. Ltd. Class H	22,488,000	$93,143,244

		93,143,244
CAPITAL MARKETS — 0.89%
CITIC Securities Co. Ltd. Class H	19,227,000	48,377,301

		48,377,301
COMMERCIAL BANKS — 35.24%
Agricultural Bank of China Ltd. Class H	410,598,000	200,794,372
Bank of China Ltd. Class H	614,256,000	294,840,978
Bank of Communications Co. Ltd. Class H	175,255,200	134,776,033
China CITIC Bank Corp. Ltd. Class H	165,193,000	110,199,006
China Construction Bank Corp. Class H	590,168,320	455,378,553
China Merchants Bank Co. Ltd. Class H	99,917,438	203,959,183
China Minsheng Banking Corp. Ltd. Class Ha	132,804,000	138,286,628
Industrial and Commercial Bank of China Ltd. Class H	543,240,995	373,607,203

		1,911,841,956
CONSTRUCTION MATERIALS — 1.82%
Anhui Conch Cement Co. Ltd. Class Ha	26,024,000	98,554,770

		98,554,770
DIVERSIFIED TELECOMMUNICATION SERVICES — 6.84%
China Telecom Corp. Ltd. Class H	352,274,000	199,544,888
China Unicom (Hong Kong) Ltd.	97,904,000	171,804,621

		371,349,509
INSURANCE — 14.10%
China Life Insurance Co. Ltd. Class H	71,933,000	216,725,770
China Pacific Insurance (Group) Co. Ltd. Class H	48,325,800	191,743,066
People’s Insurance Co. Group of China Ltd. Class H	83,100,000	36,885,439
PICC Property and Casualty Co. Ltd. Class H	65,094,000	105,829,562

Security	Shares	Value
Ping An Insurance (Group) Co. of China Ltd. Class H	24,946,500	$214,055,684

		765,239,521
INTERNET SOFTWARE & SERVICES — 10.12%
Tencent Holdings Ltd.[a]	33,154,800	549,296,626

		549,296,626
OIL, GAS & CONSUMABLE FUELS — 15.19%
China Petroleum & Chemical Corp. Class H	206,930,600	205,594,237
China Shenhua Energy Co. Ltd. Class H	69,504,000	206,268,605
CNOOC Ltd.	111,090,000	198,957,323
PetroChina Co. Ltd. Class H	162,246,000	213,116,597

		823,936,762
REAL ESTATE MANAGEMENT & DEVELOPMENT — 4.39%
China Overseas Land & Investment Ltd.[a]	77,530,000	238,090,593

		238,090,593
WIRELESS TELECOMMUNICATION SERVICES — 8.30%
China Mobile Ltd.	40,623,500	450,262,727

		450,262,727

TOTAL COMMON STOCKS
(Cost: $5,245,372,796)		5,350,093,009

SHORT-TERM INVESTMENTS — 2.26%

MONEY MARKET FUNDS — 2.26%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c,d]	114,334,380	114,334,380
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c,d]	7,131,502	7,131,502
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	1,057,078	1,057,078

		122,522,960

TOTAL SHORT-TERM INVESTMENTS
(Cost: $122,522,960)		122,522,960

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® CHINA LARGE-CAP ETF

July 31, 2014

Value
TOTAL INVESTMENTS IN SECURITIES — 100.87%
(Cost: $5,367,895,756)	$5,472,615,969
Other Assets, Less Liabilities — (0.87)%	(47,304,162)

NET ASSETS — 100.00%	$5,425,311,807

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Financial futures contracts purchased as of July 31, 2014 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
979	H-Shares Index (Aug. 2014)	Hong Kong Futures	$70,354,907	$2,343,439

See notes to financial statements.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE CHINA ETF

July 31, 2014

Security	Shares	Value
COMMON STOCKS — 99.05%

AEROSPACE & DEFENSE — 0.18%
AviChina Industry & Technology Co. Ltd. Class H	96,000	$55,865

		55,865
AIR FREIGHT & LOGISTICS — 0.13%
Sinotrans Ltd. Class H	66,000	41,218

		41,218
AIRLINES — 0.29%
Air China Ltd. Class H	72,000	44,129
China Eastern Airlines Corp. Ltd. Class Ha	60,000	19,122
China Southern Airlines Co. Ltd. Class H	73,000	24,867

		88,118
AUTOMOBILES — 3.07%
Brilliance China Automotive Holdings Ltd.	108,000	202,621
BYD Co. Ltd. Class Hb	27,000	180,289
Dongfeng Motor Group Co. Ltd. Class H	120,000	214,915
Geely Automobile Holdings Ltd.[b]	180,000	72,928
Great Wall Motor Co. Ltd. Class H	42,000	173,960
Guangzhou Automobile Group Co. Ltd. Class H	84,415	95,307

		940,020
BEVERAGES — 0.32%
Tsingtao Brewery Co. Ltd. Class H	12,000	98,399

		98,399
CAPITAL MARKETS — 1.13%
China Cinda Asset Management Co. Ltd.[a]	126,000	72,510
China Everbright Ltd.	36,000	56,113
China Galaxy Securities Co. Ltd. Class H	45,000	34,084
CITIC Securities Co. Ltd. Class H	36,000	90,580
Haitong Securities Co. Ltd. Class H	55,200	92,308

		345,595
CHEMICALS — 0.49%
China BlueChemical Ltd. Class H	72,000	37,254
Sinofert Holdings Ltd.[a,b]	72,000	10,126
Sinopec Shanghai Petrochemical Co. Ltd. Class H	144,000	44,779

Security	Shares	Value
Sinopec Yizheng Chemical Fibre Co. Ltd. Class Ha,b	84,000	$19,184
Tianhe Chemicals Group Ltd.[a,c]	120,000	37,781

		149,124
COMMERCIAL BANKS — 23.63%
Agricultural Bank of China Ltd. Class H	972,000	475,336
Bank of China Ltd. Class H	2,988,000	1,434,231
Bank of Communications Co. Ltd. Class H	318,500	244,935
China CITIC Bank Corp. Ltd. Class H	300,200	200,261
China Construction Bank Corp. Class H	2,862,680	2,208,867
China Merchants Bank Co. Ltd. Class H	183,383	374,335
China Minsheng Banking Corp. Ltd. Class H	248,400	258,655
Chongqing Rural Commercial Bank Co. Ltd. Class H	108,000	53,791
Huishang Bank Corp. Ltd. Class H	60,000	26,477
Industrial and Commercial Bank of China Ltd. Class H	2,856,795	1,964,725

		7,241,613
COMMERCIAL SERVICES & SUPPLIES — 0.48%
China Everbright International Ltd.[b]	102,000	137,403
Tianjin Capital Environmental Protection Group Co. Ltd. Class H	12,000	8,563

		145,966
COMMUNICATIONS EQUIPMENT — 0.17%
ZTE Corp. Class Hb	25,232	53,068

		53,068
COMPUTERS & PERIPHERALS — 1.08%
Lenovo Group Ltd.	240,000	330,114

		330,114
CONSTRUCTION & ENGINEERING — 1.56%
China Communications Construction Co. Ltd. Class H	174,000	132,688
China Machinery Engineering Corp. Class H	18,000	11,009
China Railway Construction Corp. Ltd. Class H	75,000	72,483
China Railway Group Ltd. Class H	150,000	81,290
China State Construction International Holdings Ltd.	60,000	106,374

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® FTSE CHINA ETF

July 31, 2014

Security	Shares	Value
Metallurgical Corp. of China Ltd. Class H	114,000	$24,859
Sinopec Engineering Group Co. Ltd.	42,000	48,124

		476,827
CONSTRUCTION MATERIALS — 1.31%
Anhui Conch Cement Co. Ltd. Class Hb	48,000	181,780
BBMG Corp. Class H	45,000	35,245
China National Building Material Co. Ltd. Class H	120,000	120,773
China National Materials Co. Ltd. Class H	54,000	12,542
China Resources Cement Holdings Ltd.	72,000	52,397

		402,737
DIVERSIFIED FINANCIAL SERVICES — 0.15%
Far East Horizon Ltd.	60,000	46,219

		46,219
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.36%
China Communications Services Corp. Ltd. Class H	97,200	47,659
China Telecom Corp. Ltd. Class H	636,000	360,261
China Unicom (Hong Kong) Ltd.	180,128	316,093

		724,013
ELECTRICAL EQUIPMENT — 0.59%
Dongfang Electric Corp. Ltd. Class H	14,400	24,972
Harbin Electric Co. Ltd. Class H	24,000	16,227
Shanghai Electric Group Co. Ltd. Class H	108,000	48,217
Xinjiang Goldwind Science & Technology Co. Ltd. Class H	16,800	19,206
Zhuzhou CSR Times Electric Co. Ltd. Class H	21,000	72,348

		180,970
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.24%
Kingboard Chemical Holdings Co. Ltd.	27,100	57,277
Kingboard Laminates Holdings Ltd.	42,000	17,450

		74,727
ENERGY EQUIPMENT & SERVICES — 0.59%
China Oilfield Services Ltd. Class H	72,000	181,532

		181,532

Security	Shares	Value
FOOD & STAPLES RETAILING — 0.56%
China Resources Enterprise Ltd.	48,000	$146,476
Lianhua Supermarket Holdings Co. Ltd. Class Ha	18,600	10,272
Wumart Stores Inc. Class H	18,000	16,119

		172,867
FOOD PRODUCTS — 0.54%
Biostime International Holdings Ltd.[b]	6,000	27,445
China Agri-Industries Holdings Ltd.[b]	84,300	36,983
China Foods Ltd.[a]	24,000	9,197
China Huishan Dairy Holdings Co. Ltd.[a,b]	282,000	64,405
China Yurun Food Group Ltd.[a,b]	54,000	25,920

		163,950
GAS UTILITIES — 1.18%
China Gas Holdings Ltd.	60,000	116,283
China Resources Gas Group Ltd.	24,000	75,870
ENN Energy Holdings Ltd.	24,000	170,322

		362,475
HEALTH CARE EQUIPMENT & SUPPLIES — 0.24%
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	72,000	74,787

		74,787
HEALTH CARE PROVIDERS & SERVICES — 0.51%
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	22,800	42,423
Sinopharm Group Co. Ltd. Class H	38,400	113,217

		155,640
HOUSEHOLD DURABLES — 0.28%
Haier Electronics Group Co. Ltd.[b]	30,000	86,322

		86,322
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.20%
Beijing Jingneng Clean Energy Co. Ltd.[b]	60,000	25,626
China Longyuan Power Group Corp. Ltd. Class H	138,000	140,670
China Resources Power Holdings Co. Ltd.	73,600	206,554
Datang International Power Generation Co. Ltd. Class H	120,000	59,767
Huadian Fuxin Energy Corp. Ltd.	72,000	36,882
Huadian Power International Corp. Ltd. Class Hb	60,000	37,084

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE CHINA ETF

July 31, 2014

Security	Shares	Value
Huaneng Power International Inc. Class H	120,000	$134,244
Huaneng Renewables Corp. Class H	96,000	32,206

		673,033
INDUSTRIAL CONGLOMERATES — 1.19%
Beijing Enterprises Holdings Ltd.	21,000	183,444
CITIC Pacific Ltd.[b]	60,000	119,844
Shanghai Industrial Holdings Ltd.	18,000	60,155

		363,443
INSURANCE — 7.65%
China Life Insurance Co. Ltd. Class H	294,000	885,788
China Pacific Insurance (Group) Co. Ltd. Class H	88,800	352,333
China Taiping Insurance Holdings Co. Ltd.[a]	32,400	70,987
New China Life Insurance Co. Ltd. Class H	28,200	102,611
People’s Insurance Co. Group of China Ltd. Class H	150,000	66,580
PICC Property and Casualty Co. Ltd. Class H	121,200	197,047
Ping An Insurance (Group) Co. of China Ltd. Class H	78,000	669,286

		2,344,632
INTERNET SOFTWARE & SERVICES — 9.86%
Tencent Holdings Ltd.	182,400	3,021,937

		3,021,937
IT SERVICES — 0.12%
Travelsky Technology Ltd. Class H	42,000	38,044

		38,044
MACHINERY — 1.23%
China Conch Venture Holdings Ltd.[b]	6,000	14,570
China International Marine Containers (Group) Co. Ltd. Class H	23,400	51,510
CIMC Enric Holdings Ltd.	24,000	28,738
CSR Corp Ltd. Class H	72,000	65,032
Guangzhou Shipyard International Co. Ltd. Class H	12,600	22,318
Haitian International Holdings Ltd.	24,000	56,361
Sany Heavy Equipment International Holdings Co. Ltd.[a]	42,000	9,917
Sinotruk (Hong Kong) Ltd.	27,000	14,284
Weichai Power Co. Ltd. Class H	18,680	81,950

Security	Shares	Value
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	50,500	$31,929

		376,609
MARINE — 0.39%
China COSCO Holdings Co. Ltd. Class Ha,b	102,000	44,222
China Shipping Container Lines Co. Ltd. Class Ha	150,000	43,742
China Shipping Development Co. Ltd. Class Ha	48,000	31,958

		119,922
METALS & MINING — 1.54%
Aluminum Corp. of China Ltd. Class Ha,b	156,000	72,062
Angang Steel Co. Ltd. Class H	48,000	35,861
China Hongqiao Group Ltd.	36,000	30,890
China Molybdenum Co. Ltd. Class H	54,000	35,744
China Zhongwang Holdings Ltd.	60,000	21,677
Fosun International Ltd.	57,000	72,665
Jiangxi Copper Co. Ltd. Class H	54,000	103,401
Maanshan Iron & Steel Co. Ltd. Class Ha	60,000	14,090
Zhaojin Mining Industry Co. Ltd. Class H	39,000	24,507
Zijin Mining Group Co. Ltd. Class Hb	229,000	59,687

		470,584
MULTILINE RETAIL — 0.10%
Golden Eagle Retail Group Ltd.	24,000	31,091

		31,091
OIL, GAS & CONSUMABLE FUELS — 13.14%
China Coal Energy Co. Class Hb	162,000	98,035
China Petroleum & Chemical Corp. Class H	1,008,000	1,001,490
China Shenhua Energy Co. Ltd. Class H	135,000	400,643
CNOOC Ltd.	642,000	1,149,794
Kunlun Energy Co. Ltd.	120,000	205,005
PetroChina Co. Ltd. Class H	840,000	1,103,374
Yanzhou Coal Mining Co. Ltd. Class Hb	84,000	68,934

		4,027,275
PAPER & FOREST PRODUCTS — 0.29%
Lee & Man Paper Manufacturing Ltd.[b]	54,000	32,887
Nine Dragons Paper (Holdings) Ltd.[b]	60,000	49,780

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® FTSE CHINA ETF

July 31, 2014

Security	Shares	Value
Shandong Chenming Paper Holdings Ltd. Class H	15,000	$7,123

		89,790
PERSONAL PRODUCTS — 1.05%
Hengan International Group Co. Ltd.	30,000	322,256

		322,256
PHARMACEUTICALS — 1.13%
CSPC Pharmaceutical Group Ltd.[b]	84,000	65,357
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class H	12,000	38,400
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.	15,000	49,838
Sihuan Pharmaceutical Holdings Group Ltd.	144,000	89,001
Sino Biopharmaceutical Ltd.	120,000	103,277

		345,873
REAL ESTATE MANAGEMENT & DEVELOPMENT — 5.58%
Agile Property Holdings Ltd.	48,000	41,001
Beijing North Star Co. Ltd. Class H	36,000	9,848
China Overseas Land & Investment Ltd.	169,040	519,113
China Resources Land Ltd.[b]	72,000	169,083
China Vanke Co. Ltd.[a]	52,813	116,937
Country Garden Holdings Co. Ltd.	174,000	89,132
Evergrande Real Estate Group Ltd.[b]	234,000	102,054
Franshion Properties (China) Ltd.	144,000	42,735
Greentown China Holdings Ltd.[b]	30,000	38,671
Guangzhou R&F Properties Co. Ltd. Class H	38,400	56,683
Hopson Development Holdings Ltd.[a]	24,000	27,035
KWG Property Holdings Ltd.[b]	48,000	35,427
Longfor Properties Co. Ltd.	54,000	78,038
Poly Property Group Co. Ltd.	72,000	35,210
Renhe Commercial Holdings Co. Ltd.[a]	444,000	22,343
Shenzhen Investment Ltd.	84,000	29,156
Shimao Property Holdings Ltd.[b]	51,000	118,451
Sino-Ocean Land Holdings Ltd.	144,000	84,541
SOHO China Ltd.[b]	63,000	53,164
Yuexiu Property Co. Ltd.[b]	181,800	41,051

		1,709,673
ROAD & RAIL — 0.08%
Guangshen Railway Co. Ltd. Class H	60,000	24,310

		24,310

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.45%
GCL-Poly Energy Holdings Ltd.[a,b]	420,000	$137,109

		137,109
SOFTWARE — 0.29%
Kingsoft Corp. Ltd.[b]	30,000	89,999

		89,999
SPECIALTY RETAIL — 1.21%
Belle International Holdings Ltd.	210,000	262,566
GOME Electrical Appliances Holdings Ltd.[b]	462,000	78,688
Zhongsheng Group Holdings Ltd.[b]	24,000	30,627

		371,881
TEXTILES, APPAREL & LUXURY GOODS — 0.66%
Anta Sports Products Ltd.[b]	36,000	59,458
Bosideng International Holdings Ltd.	120,000	20,439
China Dongxiang Group Co.	114,000	22,358
Li Ning Co. Ltd.[a,b]	39,000	23,702
Shenzhou International Group Holdings Ltd.	24,000	76,025

		201,982
TRADING COMPANIES & DISTRIBUTORS — 0.05%
CITIC Resources Holdings Ltd.[a]	108,800	16,285

		16,285
TRANSPORTATION INFRASTRUCTURE — 1.63%
Anhui Expressway Co. Ltd. Class H	24,000	14,276
Beijing Capital International Airport Co. Ltd. Class H	60,000	41,419
China Merchants Holdings (International) Co. Ltd.[b]	48,000	162,889
COSCO Pacific Ltd.	60,000	90,580
Jiangsu Expressway Co. Ltd. Class H	48,000	58,529
Shenzhen Expressway Co. Ltd. Class H	24,000	14,493
Shenzhen International Holdings Ltd.	33,000	40,962
Sichuan Expressway Co. Ltd. Class H	36,000	12,170
Zhejiang Expressway Co. Ltd. Class H	60,000	64,800

		500,118
WATER UTILITIES — 0.64%
Beijing Enterprises Water Group Ltd.	156,000	101,852
Guangdong Investment Ltd.	84,000	94,513

		196,365

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE CHINA ETF

July 31, 2014

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 7.49%
China Mobile Ltd.	207,000	$2,294,346

		2,294,346

TOTAL COMMON STOCKS
(Cost: $27,051,413)		30,358,723

SHORT-TERM INVESTMENTS — 8.17%

MONEY MARKET FUNDS — 8.17%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[d,e,f]	2,351,749	2,351,749
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[d,e,f]	146,688	146,688
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	4,305	4,305

		2,502,742

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,502,742)		2,502,742

TOTAL INVESTMENTS IN SECURITIES — 107.22%
(Cost: $29,554,155)		32,861,465
Other Assets, Less Liabilities — (7.22)%		(2,212,827)

NET ASSETS — 100.00%		$30,648,638

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2014

	iShares China Large-Cap ETF	iShares FTSE China ETF

ASSETS
Investments, at cost:
Unaffiliated	$5,245,372,796	$27,051,413
Affiliated (Note 2)	122,522,960	2,502,742

Total cost of investments	$5,367,895,756	$29,554,155

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$5,350,093,009	$30,358,723
Affiliated (Note 2)	122,522,960	2,502,742

Total fair value of investments	5,472,615,969	32,861,465
Foreign currency, at value[b]	11,372,106	61,071
Foreign currency pledged to broker, at value[b]	5,158,328	—
Receivables:
Dividends and interest	58,033,621	242,967
Capital shares sold	105,640,153	—
Futures variation margin	82,410	—

Total Assets	5,652,902,587	33,165,503

LIABILITIES
Payables:
Investment securities purchased	103,011,971	—
Collateral for securities on loan (Note 1)	121,465,882	2,498,437
Investment advisory fees (Note 2)	3,112,927	18,428

Total Liabilities	227,590,780	2,516,865

NET ASSETS	$5,425,311,807	$30,648,638

Net assets consist of:
Paid-in capital	$6,822,033,824	$29,970,925
Undistributed net investment income	59,518,138	221,793
Accumulated net realized loss	(1,563,351,419)	(2,851,544)
Net unrealized appreciation	107,111,264	3,307,464

NET ASSETS	$5,425,311,807	$30,648,638

Shares outstanding[c]	132,150,000	600,000

Net asset value per share	$41.05	$51.08

[a]	Securities on loan with values of $115,332,818 and $2,335,011, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker, if any: $16,529,668 and $61,064, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2014

	iShares China Large-Cap ETF	iShares FTSE China ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$180,500,828	$922,045
Interest — affiliated (Note 2)	467	4
Securities lending income — affiliated (Note 2)	1,322,964	30,534

Total investment income	181,824,259	952,583

EXPENSES
Investment advisory fees (Note 2)	39,300,368	208,241

Total expenses	39,300,368	208,241

Net investment income	142,523,891	744,342

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(176,537,964)	(308,625)
In-kind redemptions — unaffiliated	60,447,911	—
Futures contracts	5,759,243	—
Foreign currency transactions	35,523	164

Net realized loss	(110,295,287)	(308,461)

Net change in unrealized appreciation/depreciation on:
Investments	869,889,055	4,435,741
Futures contracts	2,343,439	—
Translation of assets and liabilities in foreign currencies	39,318	104

Net change in unrealized appreciation/depreciation	872,271,812	4,435,845

Net realized and unrealized gain	761,976,525	4,127,384

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$904,500,416	$4,871,726

[a]	Net of foreign withholding tax of $18,871,782 and $83,541, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares China Large-Cap ETF		iShares FTSE China ETF
	Year ended July 31, 2014	Year ended July 31, 2013	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$142,523,891	$152,404,418	$744,342	$782,384
Net realized loss	(110,295,287)	(418,243,222)	(308,461)	(415,512)
Net change in unrealized appreciation/depreciation	872,271,812	213,957,120	4,435,845	1,400,890

Net increase (decrease) in net assets resulting from operations	904,500,416	(51,881,684)	4,871,726	1,767,762

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(94,470,686)	(149,860,608)	(578,797)	(772,468)

Total distributions to shareholders	(94,470,686)	(149,860,608)	(578,797)	(772,468)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,429,863,424	4,495,309,416	—	—
Cost of shares redeemed	(1,952,323,946)	(3,824,101,574)	—	(4,267,427)

Net increase (decrease) in net assets from capital share transactions	(522,460,522)	671,207,842	—	(4,267,427)

INCREASE (DECREASE) IN NET ASSETS	287,569,208	469,465,550	4,292,929	(3,272,133)

NET ASSETS
Beginning of year	5,137,742,599	4,668,277,049	26,355,709	29,627,842

End of year	$5,425,311,807	$5,137,742,599	$30,648,638	$26,355,709

Undistributed net investment income included in net assets at end of year	$59,518,138	$11,429,410	$221,793	$56,084

SHARES ISSUED AND REDEEMED
Shares sold	37,350,000	118,650,000	—	—
Shares redeemed	(54,300,000)	(105,150,000)	—	(100,000)

Net increase (decrease) in shares outstanding	(16,950,000)	13,500,000	—	(100,000)

See notes to financial statements.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares China Large-Cap ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$34.46	$34.43	$42.12	$40.98	$42.14

Income from investment operations:
Net investment income[a]	0.98	0.88	0.89	0.66	0.58
Net realized and unrealized gain (loss)[b]	6.32	0.08	(7.65)	1.33	(1.06)

Total from investment operations	7.30	0.96	(6.76)	1.99	(0.48)

Less distributions from:
Net investment income	(0.71)	(0.93)	(0.93)	(0.85)	(0.68)

Total distributions	(0.71)	(0.93)	(0.93)	(0.85)	(0.68)

Net asset value, end of year	$41.05	$34.46	$34.43	$42.12	$40.98

Total return	21.42%	3.01%	(16.02)%	4.93%	(1.16)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$5,425,312	$5,137,743	$4,668,277	$6,767,313	$8,199,691
Ratio of expenses to average net assets	0.74%	0.73%	0.74%	0.72%	0.72%
Ratio of net investment income to average net assets	2.68%	2.38%	2.46%	1.53%	1.39%
Portfolio turnover rate[c]	17%	31%	21%	23%	23%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE China ETF
	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010
Net asset value, beginning of year	$43.93	$42.33	$49.95	$47.93	$47.46

Income from investment operations:
Net investment income[a]	1.24	1.12	0.97	0.85	0.79
Net realized and unrealized gain (loss)[b]	6.87	1.58	(7.57)	2.27	0.35

Total from investment operations	8.11	2.70	(6.60)	3.12	1.14

Less distributions from:
Net investment income	(0.96)	(1.10)	(1.02)	(1.10)	(0.67)

Total distributions	(0.96)	(1.10)	(1.02)	(1.10)	(0.67)

Net asset value, end of year	$51.08	$43.93	$42.33	$49.95	$47.93

Total return	18.66%	6.55%	(13.18)%	6.55%	2.41%

Ratios/Supplemental data:
Net assets, end of year (000s)	$30,649	$26,356	$29,628	$54,940	$57,515
Ratio of expenses to average net assets	0.74%	0.73%	0.74%	0.72%	0.72%
Ratio of net investment income to average net assets	2.64%	2.46%	2.24%	1.65%	1.65%
Portfolio turnover rate[c]	8%	19%	6%	8%	18%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
China Large-Cap	Non-diversified
FTSE China	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
China Large-Cap
Assets:
Common Stocks	$5,350,093,009	$—	$—	$5,350,093,009
Money Market Funds	122,522,960	—	—	122,522,960
Future Contracts[a]	2,343,439	—	—	2,343,439

	$5,474,959,408	$—	$—	$5,474,959,408

FTSE China
Assets:
Common Stocks	$30,317,221	$41,502	$—	$30,358,723
Money Market Funds	2,502,742	—	—	2,502,742

	$32,819,963	$41,502	$—	$32,861,465

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES® TRUST

of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of July 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
China Large-Cap	$115,332,818	$115,332,818	$—
FTSE China	2,335,011	2,335,011	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $6 billion
0.67	Over $6 billion, up to and including $12 billion
0.60	Over $12 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® TRUST

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 75% of securities lending income (commencing January 1, 2015 the amount each Fund will retain is expected to change to 70% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

For the year ended July 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
China Large-Cap	$530,996
FTSE China	12,819

In addition, commencing the business day following a “Hurdle Date” (the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 80% of securities lending income (for any Hurdle Date after January 1, 2015, each Fund will retain 75% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2014 were as follows:

iShares ETF	Purchases	Sales
China Large-Cap	$1,122,309,588	$899,112,611
FTSE China	2,229,972	2,224,315

In-kind transactions (see Note 4) for the year ended July 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
China Large-Cap	$1,199,282,773	$1,939,157,716

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FINANCIAL FUTURES CONTRACTS

Each Fund may purchase or sell financial futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares China Large-Cap ETF as of July 31, 2014 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation[a]	$2,343,439

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares China Large-Cap ETF during the year ended July 31, 2014 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$5,759,243	$2,343,439

For the year ended July 31, 2014, the average quarter-end number of contracts and notional value of open futures contracts for the iShares China Large-Cap ETF were 253 and $18,090,714, respectively.

6.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2014, attributable to the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
China Large-Cap	$1,179,344	$35,523	$(1,214,867)
FTSE China	—	164	(164)

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 was as follows:

iShares ETF	2014	2013
China Large-Cap
Ordinary income	$94,470,686	$149,860,608

FTSE China
Ordinary income	$578,797	$772,468

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
China Large-Cap	$59,518,138	$(1,359,554,396)	$(16,699,232)	$(79,986,527)	$(1,396,722,017)
FTSE China	228,864	(1,869,607)	2,576,862	(258,406)	677,713

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
China Large-Cap	$955,400,820	$451,243	$58,367,595	$185,123,529	$160,211,209	$1,359,554,396
FTSE China	947,494	—	50,180	361,254	510,679	1,869,607

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
China Large-Cap	$5,491,706,252	$401,294,221	$(420,384,504)	$(19,090,283)
FTSE China	30,284,757	5,414,804	(2,838,096)	2,576,708

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

Effective as of the close of market on September 19, 2014, the iShares China Large-Cap ETF’s underlying index, the FTSE China 25 Index, will be migrating to a 50 constituent index and will be renamed as the FTSE China 50 Index. As a result, the investment objective of the Fund will also change to seek investment results that reflect the performance of the FTSE China 50 Index.

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares China Large-Cap ETF and iShares FTSE China ETF (the “Funds”) at July 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended July 31, 2014, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
China Large-Cap	$199,372,610	$18,861,638
FTSE China	1,005,586	83,541

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2014:

iShares ETF	Qualified Dividend Income
China Large-Cap	$113,332,324
FTSE China	662,338

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were within range of the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	35

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
China Large-Cap	$0.713050	$—	$0.001148	$0.714198	100%	—%	0%[a]	100%
FTSE China	0.948174	—	0.016488	0.964662	98	—	2	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	39

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares China Large-Cap ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	3	0.22%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	5	0.36
Greater than 3.0% and Less than 3.5%	8	0.58
Greater than 2.5% and Less than 3.0%	16	1.16
Greater than 2.0% and Less than 2.5%	30	2.17
Greater than 1.5% and Less than 2.0%	38	2.75
Greater than 1.0% and Less than 1.5%	100	7.24
Greater than 0.5% and Less than 1.0%	222	16.06
Between 0.5% and –0.5%	575	41.62
Less than –0.5% and Greater than –1.0%	183	13.24
Less than –1.0% and Greater than –1.5%	92	6.66
Less than –1.5% and Greater than –2.0%	45	3.26
Less than –2.0% and Greater than –2.5%	25	1.81
Less than –2.5% and Greater than –3.0%	12	0.87
Less than –3.0% and Greater than –3.5%	11	0.80
Less than –3.5% and Greater than –4.0%	5	0.36
Less than –4.0% and Greater than –4.5%	4	0.28
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –5.0% and Greater than –5.5%	2	0.14
Less than –5.5% and Greater than –6.0%	1	0.07

	1,382	100.00%

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE China ETF

Period Covered: January 1, 2009 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	3	0.22%
Greater than 5.0% and Less than 5.5%	2	0.14
Greater than 4.5% and Less than 5.0%	5	0.36
Greater than 4.0% and Less than 4.5%	3	0.22
Greater than 3.5% and Less than 4.0%	4	0.28
Greater than 3.0% and Less than 3.5%	9	0.65
Greater than 2.5% and Less than 3.0%	18	1.30
Greater than 2.0% and Less than 2.5%	30	2.17
Greater than 1.5% and Less than 2.0%	40	2.89
Greater than 1.0% and Less than 1.5%	82	5.93
Greater than 0.5% and Less than 1.0%	161	11.66
Between 0.5% and –0.5%	620	44.87
Less than –0.5% and Greater than –1.0%	209	15.13
Less than –1.0% and Greater than –1.5%	86	6.23
Less than –1.5% and Greater than –2.0%	52	3.76
Less than –2.0% and Greater than –2.5%	23	1.66
Less than –2.5% and Greater than –3.0%	16	1.16
Less than –3.0% and Greater than –3.5%	12	0.87
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0% and Greater than –5.5%	3	0.22

	1,382	100.00%

SUPPLEMENTAL INFORMATION	41

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares China Large-Cap ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; and (b) staff who are senior management or who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards. Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organisational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

The figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® SERIES

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares China Large-Cap ETF in respect of BFA’s financial year ending December 31, 2013 was USD 935,161. This figure is comprised of fixed remuneration of USD 367,701 and variable remuneration of USD 567,460. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares China Large-Cap ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 150,241.

SUPPLEMENTAL INFORMATION	43

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 311 funds (as of July 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (43)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).
Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	45

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	47

Notes:

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	49

Notes:

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474 2737.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-78-0714

JULY 31, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares MSCI Asia ex Japan Minimum Volatility ETF | AXJV | NYSE Arca
➢	iShares MSCI EAFE Minimum Volatility ETF | EFAV | NYSE Arca
➢	iShares MSCI Europe Minimum Volatility ETF | EUMV | NYSE Arca
➢	iShares MSCI Japan Minimum Volatility ETF | JPMV | NYSE Arca
➢	iShares MSCI USA Minimum Volatility ETF | USMV | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global stocks gained approximately 16% for the 12-month period ended July 31, 2014 (the “reporting period”). The global equity markets generally benefited from significant liquidity as many central banks around the world maintained or expanded their accommodative monetary policies in an effort to stimulate economic activity. These efforts began to have a positive impact during the reporting period as improving economic conditions in many regions of the world provided a favorable backdrop for global stock market performance.

Although global stocks advanced steadily throughout the reporting period, they experienced some volatility along the way. The global equity markets began the reporting period on a down note, declining in the first two months amid unrest in the Middle East and signs of weaker economic growth worldwide. Global stocks rebounded throughout the fourth quarter of 2013 and into the new year, when a spate of weaker economic data led to a sharp correction in global stocks during the last half of January 2014. However, the disappointing economic news was attributed largely to severe winter weather in the Northern Hemisphere, and the global equity markets recovered to post solid gains over the last half of the reporting period.

Equity market performance was similar across most regions of the world. In the U.S., stocks advanced by about 17% for the reporting period. The U.S. economy grew at an uneven but moderate rate, led by improving job growth (the unemployment rate fell to as low as 6.1%, its lowest level since September 2008, before finishing the reporting period at 6.2%) and a continued recovery in the housing market. The U.S. Federal Reserve Bank (the “Fed”) expressed its confidence in the economy’s resilience by tapering its quantitative easing activity beginning in January 2014. The Fed reduced its government bond purchases from $85 billion per month in 2013 to $35 billion per month as of the end of the reporting period.

European stocks generated returns of approximately 16% for the reporting period. Although economic growth remained subdued across the Continent, the weakest European economies showed meaningful signs of stabilization during the reporting period. In particular, many southern European countries reported consecutive quarters of positive growth after several years of recession. Nonetheless, concerns about the possibility of deflation led the European Central Bank to lower short-term interest rates late in the reporting period. From a country perspective, the best-performing markets in Europe included Finland, Denmark, and Spain.

Stocks in the Asia/Pacific region returned approximately 13% for the reporting period. Economic growth in the region diverged as emerging markets generally slowed while more developed economies showed signs of improvement. Japan’s stock market lagged amid concerns about the negative impact of a new consumption tax on the Japanese economy. Stock markets in New Zealand and Australia were among the best performers during the reporting period.

Emerging markets stocks gained about 15% for the reporting period, but experienced significantly greater volatility than stocks in developed markets. Concerns about slowing economic growth in many bellwether emerging economies, including China and Brazil, led to a sharp decline in emerging markets stocks between November 2013 and January 2014. However, stronger demand for exports in developed countries, along with stimulus efforts from central banks, helped fuel a recovery in emerging markets stocks over the last half of the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI ASIA EX JAPAN MINIMUM VOLATILITY ETF

Performance as of July 31, 2014

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	3.95%	2.10%	4.29%

The inception date of the Fund was 6/3/14. The first day of secondary market trading was 6/5/14.

For the fiscal period ended 7/31/14, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/3/14) [a]	Ending Account Value (7/31/14)	Expenses Paid During Period [b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,039.50	$0.57	$1,000.00	$1,023.10	$1.76	0.35%

[a]	The beginning of the period (commencement of operations) is June 3, 2014.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (58 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares MSCI Asia ex Japan Minimum Volatility ETF (the “Fund”) seeks to track the investment results of an index composed of Asian equities (excluding Japan) that, in the aggregate, have lower volatility characteristics relative to the broader Asian equity markets, excluding Japan, as represented by the MSCI AC Asia ex Japan Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from June 3, 2014 (inception date of the Fund) through July 31, 2014 (the “reporting period”), the total return for the Fund was 3.95%, net of fees, while the total return for the Index was 4.29%.

The Index posted a solid gain for the short reporting period. The Index advanced steadily during the reporting period, as lower-volatility stocks appreciated during the broader market rally in the Asian region.

The stock markets of China and India, the two largest economies in the Asian region, experienced diverging performance during the reporting period. Chinese stocks gained on renewed optimism for the Chinese economy, as economic stimulus helped boost Chinese manufacturing during the reporting period. Meanwhile, Indian stocks posted relatively flat performance for the reporting period, as investors awaited the progress of economic reforms from the new government. Many of the smaller countries in the Asian region are highly dependent on the growth of China and India.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ASIA EX JAPAN MINIMUM VOLATILITY ETF

During the reporting period, the International Monetary Fund forecasted relatively stable growth and moderate inflation from the East Asian region (including China), while expecting modest growth and persistent inflation for the South Asian region (including India). Given that backdrop, the Index posted a solid gain, as exposure to lower volatility stocks in China, India and smaller countries contributed positive performance.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Financials	29.25%
Information Technology	16.72
Telecommunication Services	11.46
Industrials	10.93
Consumer Staples	10.27
Utilities	9.11
Health Care	5.85
Consumer Discretionary	4.45
Energy	1.53
Materials	0.43

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*

Taiwan	20.20%
China	19.04
Hong Kong	16.86
South Korea	15.82
Malaysia	9.97
Singapore	8.84
Philippines	3.95
India	3.30
Indonesia	1.68
Thailand	0.34

TOTAL	100.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE MINIMUM VOLATILITY ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.83%	13.99%	14.90%	14.83%	13.99%	14.90%
Since Inception	12.97%	12.88%	13.07%	40.48%	40.15%	40.79%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,112.10	$1.05	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE MINIMUM VOLATILITY ETF

The iShares MSCI EAFE Minimum Volatility ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada, as represented by the MSCI EAFE Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 14.83%, net of fees, while the total return for the Index was 14.90%.

The Index posted a solid return for the reporting period, but slightly trailed the broader MSCI EAFE Index.

The broad European stock market experienced volatility in January 2014 due to stagnant economic growth and concerns about deflation in the eurozone. In the final months of the reporting period, European stocks were negatively impacted by tensions between Ukraine and Russia, as well as a failing bank in Portugal. Nevertheless, the European Central Bank continued to lower interest rates to aid stagnant economic growth, which helped European stocks during the reporting period. United Kingdom stocks rallied despite the European continent’s economic difficulties. Meanwhile, Australian stocks also advanced, as rising commodity prices during 2014 helped Australia’s stock market.

European countries with less intense economic issues, such as Germany, France and Switzerland, trailed riskier countries during the reporting period. Japan also lagged the broader Index, as political and economic reform contributed to uncertainty.

In that environment, the Index trailed the broader MSCI EAFE Index during the first half of the reporting period, as investors preferred higher-risk stocks during the rally. The Index outperformed the broader MSCI EAFE Index during the second half of the reporting period, as the Index held its value relatively well when volatility increased during the final months of the reporting period.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Financials	21.29%
Consumer Staples	15.78
Health Care	15.61
Industrials	10.20
Consumer Discretionary	9.98
Telecommunication Services	9.90
Utilities	8.59
Energy	3.95
Materials	3.47
Information Technology	1.23

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*

Japan	25.59%
United Kingdom	23.57
Switzerland	13.30
Hong Kong	8.18
Australia	7.25
France	5.23
Singapore	4.58
Germany	4.20
Denmark	2.48
Israel	1.54

TOTAL	95.92%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI EUROPE MINIMUM VOLATILITY ETF

Performance as of July 31, 2014

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(1.36)%	(1.96)%	(1.25)%

The inception date of the Fund was 6/3/14. The first day of secondary market trading was 6/5/14.

For the fiscal period ended 7/31/14, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/3/14) [a]	Ending Account Value (7/31/14)	Expenses Paid During Period [b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$986.40	$0.39	$1,000.00	$1,023.60	$1.25	0.25%

[a]	The beginning of the period (commencement of operations) is June 3, 2014.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (58 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares MSCI Europe Minimum Volatility ETF (the “Fund”) seeks to track the investment results of an index composed of European developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader European developed equity markets, as represented by the MSCI Europe Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from June 3, 2014 (inception date of the Fund) through July 31, 2014 (the “reporting period”), the total return for the Fund was -1.36%, net of fees, while the total return for the Index was -1.25%.

The Index declined during the short reporting period, as stagnant economic growth and a failing Portuguese bank challenged markets in Europe. The Index held its value better than the broader European stock market, however.

The United Kingdom represented approximately 37% of the Index on average during the reporting period. United Kingdom stocks generally held their value better than many other European countries during the market decline. Lower volatility holdings in Germany also performed well on a relative basis despite the sharp decline in the broader German stock market. Relatively small weightings in Denmark, Finland and Spain advanced during the broader market decline, which helped the Index’s performance. The Index’s focus on lower volatility stocks in Portugal also helped performance on a relative basis, as holdings declined slightly as compared to a more severe decline in the broader Portuguese stock market.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EUROPE MINIMUM VOLATILITY ETF

The largest detractor from Index performance was Switzerland, which declined sharply during the period. Swiss stocks accounted for 18% of the Index on average during the reporting period. The Index’s relatively small weights in Norway, Netherlands and Ireland also struggled, as stocks in these countries fell sharply during the period, detracting from performance.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Health Care	17.96%
Financials	17.47
Consumer Staples	17.34
Telecommunication Services	9.87
Utilities	9.29
Consumer Discretionary	9.07
Energy	6.79
Industrials	6.35
Materials	4.44
Information Technology	1.42

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*

United Kingdom	37.56%
Switzerland	17.86
Germany	10.46
France	10.18
Denmark	5.41
Belgium	3.54
Norway	3.24
Finland	3.11
Sweden	2.31
Netherlands	2.63

TOTAL	96.30%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN MINIMUM VOLATILITY ETF

Performance as of July 31, 2014

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	4.17%	2.91%	4.18%

The inception date of the Fund was 6/3/14. The first day of secondary market trading was 6/5/14.

For the fiscal period ended 7/31/14, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/3/14) [a]	Ending Account Value (7/31/14)	Expenses Paid During Period [b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,041.70	$0.49	$1,000.00	$1,023.30	$1.51	0.30%

[a]	The beginning of the period (commencement of operations) is June 3, 2014.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (58 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares MSCI Japan Minimum Volatility ETF (the “Fund”) seeks to track the investment results of an index composed of Japanese equities that, in the aggregate, have lower volatility characteristics relative to the broader Japanese equity markets, as represented by the MSCI Japan Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from June 3, 2014 (inception date of the Fund) through July 31, 2014 (the “reporting period”), the total return for the Fund was 4.17%, net of fees, while the total return for the Index was 4.18%.

The Index posted a solid gain for the short reporting period. The broad Japanese stock market advanced steadily, finishing the reporting period with a modest return. The Index outperformed the broader Japanese stock market during the period.

The Japanese economy abruptly contracted during the reporting period. Decreased consumer spending was a key driver of declining growth, as Japanese consumers faced slightly rising prices, a new consumption tax, and lower wages after decades of declining prices and stagnant growth. The yen finished the reporting period relatively unchanged, which had a relatively neutral effect on Japan’s export-dependent economy.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN MINIMUM VOLATILITY ETF

Japanese stocks appreciated during the reporting period, as investors held on to optimism that economic reform and stimulus would improve business prospects. New reform measures were announced in June 2014, including corporate governance laws and a lower corporate tax rate. These investor-friendly reforms helped propel the Japanese stock market during June 2014. Foreign investment in Japan continued to be a driver of Japanese markets during the reporting period, as investors have been attracted to aggressive reform and stimulus measures in the world’s third largest economy.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Industrials	20.37%
Consumer Discretionary	20.31
Financials	14.77
Consumer Staples	11.98
Health Care	11.30
Information Technology	8.61
Telecommunication Services	4.67
Utilities	3.24
Materials	3.03
Energy	1.72

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

Oriental Land Co. Ltd.	1.78%
Nippon Telegraph and Telephone Corp.	1.64
Toyota Motor Corp.	1.58
West Japan Railway Co.	1.55
Nissan Motor Co. Ltd.	1.54
East Japan Railway Co.	1.53
NTT DOCOMO Inc.	1.51
Eisai Co. Ltd.	1.46
Tokyo Gas Co. Ltd.	1.42
Kao Corp.	1.40

TOTAL	15.41%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI USA MINIMUM VOLATILITY ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.27%	11.29%	11.43%	11.27%	11.29%	11.43%
Since Inception	16.51%	16.54%	16.69%	53.07%	53.19%	53.69%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,075.90	$0.77	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA MINIMUM VOLATILITY ETF

The iShares MSCI USA Minimum Volatility ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market, as represented by the MSCI USA Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 11.27%, net of fees, while the total return for the Index was 11.43%.

The Index posted positive performance for the reporting period, but trailed the broader U.S. market. During the reporting period, market volatility neared record lows, resulting in stronger performance among higher volatility stocks versus lower volatility stocks. As a result, the Index underperformed on a relative basis due to its larger exposure to lower risk stocks as compared to a standard index.

Every sector of the Index posted a positive return during the reporting period. The health care sector was the strongest contributor to performance, as health care stocks gained despite the changing competitive landscape due to the Affordable Care Act. The minimum volatility identification methodology was attracted to health care stocks during the reporting period, resulting in the largest sector weighting of approximately 18% on average. The information technology sector also posted a solid contribution to performance. Information technology stocks performed relatively well, as consumer spending on technology offset slow business spending. The industrials sector was another positive contributor to performance during the reporting period, as manufacturing activity continued to expand.

The Index’s consumer-based stocks posted muted returns during the reporting period, as retail sales declined sharply during the unusually cold winter. Consumer spending bounced back during the second half of the reporting period driven by improving weather and steady job growth. The utilities sector lagged most of the other sectors in the Index, which limited the Index’s return. The financials and energy sectors also posted modest positive returns during the reporting period.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Health Care	18.63%
Information Technology	14.17
Consumer Staples	13.79
Financials	13.63
Consumer Discretionary	8.51
Utilities	8.03
Industrials	7.83
Energy	6.13
Materials	4.69
Telecommunication Services	4.59

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

Verizon Communications Inc.	1.54%
PepsiCo Inc.	1.52
Automatic Data Processing Inc.	1.52
Merck & Co. Inc.	1.50
AT&T Inc.	1.49
Johnson & Johnson	1.48
Exxon Mobil Corp.	1.46
Abbott Laboratories	1.45
Becton, Dickinson and Co.	1.45
Ecolab Inc.	1.45

TOTAL	14.86%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2014 (or commencement of operations, as applicable) and held through July 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ASIA EX JAPAN MINIMUM VOLATILITY ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 98.53%

CHINA — 18.93%
AAC Technologies Holdings Inc.	2,000	$11,974
Agricultural Bank of China Ltd. Class H	38,000	18,583
Bank of China Ltd. Class H	106,000	50,880
Bank of Communications Co. Ltd. Class H	4,000	3,076
Beijing Capital International Airport Co. Ltd. Class H	16,000	11,045
Beijing Enterprises Holdings Ltd.	5,000	43,677
China Construction Bank Corp. Class H	50,000	38,580
China Life Insurance Co. Ltd. Class H	2,000	6,026
China Mengniu Dairy Co. Ltd.	8,000	38,916
China Minsheng Banking Corp. Ltd. Class H	4,800	4,998
China Mobile Ltd.	7,000	77,587
China Pacific Insurance (Group) Co. Ltd. Class H	800	3,174
China Petroleum & Chemical Corp. Class H	32,000	31,793
China Resources Gas Group Ltd.	16,000	50,580
China Resources Power Holdings Co. Ltd.	8,000	22,452
China Telecom Corp. Ltd. Class H	8,000	4,532
China Vanke Co. Ltd.[a]	3,800	8,414
CSPC Pharmaceutical Group Ltd.	12,000	9,337
Guangdong Investment Ltd.	36,000	40,506
Haier Electronics Group Co. Ltd.	2,000	5,755
Haitong Securities Co. Ltd. Class H	1,600	2,676
Hanergy Solar Group Ltd.	80,000	12,593
Hengan International Group Co. Ltd.	4,000	42,967
Huaneng Power International Inc. Class H	16,000	17,899
Industrial and Commercial Bank of China Ltd. Class H	26,000	17,881
Jiangsu Expressway Co. Ltd. Class H	28,000	34,142
Lenovo Group Ltd.	24,000	33,011
PetroChina Co. Ltd. Class H	8,000	10,508
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	8,000	8,310
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	12,200	22,700
Shenzhou International Group Holdings Ltd.	6,000	19,006

Security	Shares	Value

Sihuan Pharmaceutical Holdings Group Ltd.	28,000	$17,306
Sino Biopharmaceutical Ltd.	24,000	20,655
Sinopharm Group Co. Ltd. Class H	2,400	7,076
SOHO China Ltd.	17,000	14,346
Sun Art Retail Group Ltd.	29,000	36,184
Tencent Holdings Ltd.	3,000	49,703
Tingyi (Cayman Islands) Holding Corp.	12,000	34,142
Tsingtao Brewery Co. Ltd. Class H	4,000	32,800
Uni-President China Holdings Ltd.	6,000	4,924
Want Want China Holdings Ltd.	16,000	21,966
Zhejiang Expressway Co. Ltd. Class H	40,000	43,200
ZTE Corp. Class H	3,200	6,730

		992,610
HONG KONG — 16.77%
AIA Group Ltd.	14,800	79,920
ASM Pacific Technology Ltd.	2,600	27,627
Bank of East Asia Ltd. (The)	4,400	18,821
BOC Hong Kong (Holdings) Ltd.	22,000	69,406
Cathay Pacific Airways Ltd.	10,000	18,993
Cheung Kong Infrastructure Holdings Ltd.	10,000	70,709
CLP Holdings Ltd.	10,000	83,290
Hang Seng Bank Ltd.	4,800	81,630
HKT Trust and HKT Ltd.	16,160	19,163
Hong Kong and China Gas Co. Ltd. (The)	30,800	67,402
Link REIT (The)	14,000	79,393
MTR Corp. Ltd.	21,000	82,780
Power Assets Holdings Ltd.	9,000	80,535
Swire Pacific Ltd. Class A	6,000	77,380
Swire Properties Ltd.	6,800	22,286

		879,335
INDIA — 3.28%
Dr. Reddy’s Laboratories Ltd. SP ADR	2,052	91,827
Infosys Ltd. SP ADR	678	37,168
Wipro Ltd. SP ADR	3,726	43,035

		172,030
INDONESIA — 1.67%
PT Bank Central Asia Tbk	37,200	37,272
PT Jasa Marga (Persero) Tbk	26,400	14,651
PT Kalbe Farma Tbk	58,400	8,727
PT Telekomunikasi Indonesia (Persero) Tbk	27,600	6,317

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI ASIA EX JAPAN MINIMUM VOLATILITY ETF

July 31, 2014

Security	Shares	Value

PT Unilever Indonesia Tbk	7,800	$20,717

		87,684
MALAYSIA — 9.92%
Astro Malaysia Holdings Bhd	9,400	9,882
Axiata Group Bhd	9,000	19,599
Berjaya Sports Toto Bhd	4,400	5,300
Hong Leong Bank Bhd	16,800	74,223
IHH Healthcare Bhd	39,600	58,235
Malayan Banking Bhd	23,200	71,720
Malaysia Airports Holdings Bhd	6,800	15,957
Maxis Bhd	31,800	67,262
Petronas Chemicals Group Bhd	10,800	22,438
Petronas Dagangan Bhd	5,400	31,427
Petronas Gas Bhd	2,200	16,163
Public Bank Bhd	13,200	81,695
Sime Darby Bhd	5,400	16,051
Telekom Malaysia Bhd	13,800	26,944
Tenaga Nasional Bhd	800	3,109

		520,005
PHILIPPINES — 3.93%
Aboitiz Power Corp.	4,600	3,883
Bank of the Philippine Islands	21,300	46,539
BDO Unibank Inc.	19,360	40,363
International Container Terminal Services Inc.	12,460	32,468
Jollibee Foods Corp.	8,340	33,912
Metro Pacific Investments Corp.	24,000	2,771
Metropolitan Bank & Trust Co.	6,360	12,579
Philippine Long Distance Telephone Co.	290	20,343
Universal Robina Corp.	3,560	13,305

		206,163
SINGAPORE — 8.79%
Ascendas REIT	8,000	14,938
CapitaMall Trust Management Ltd.	12,000	18,945
ComfortDelGro Corp. Ltd.	40,000	83,023
DBS Group Holdings Ltd.	4,000	58,404
Oversea-Chinese Banking Corp. Ltd.	8,000	63,982
Singapore Airlines Ltd.	10,000	82,782
Singapore Technologies Engineering Ltd.	4,000	12,181
Singapore Telecommunications Ltd.	20,000	65,232
StarHub Ltd.	18,000	61,450

		460,937

Security	Shares	Value

SOUTH KOREA — 14.81%
AmorePacific Corp.	32	$55,105
AmorePacific Group	32	27,584
Cheil Worldwide Inc.[a]	820	17,232
CJ CheilJedang Corp.	64	20,734
Dongbu Insurance Co. Ltd.	748	42,645
E-Mart Co. Ltd.	62	14,024
Hotel Shilla Co. Ltd.	38	4,067
Hyundai Department Store Co. Ltd.	64	9,184
Hyundai Glovis Co. Ltd.	28	7,192
Hyundai Mobis Co. Ltd.	68	20,443
Hyundai Wia Corp.	78	14,304
Kangwon Land Inc.	1,540	51,391
Korea Aerospace Industries Ltd.	300	10,318
Korea Electric Power Corp.	440	18,172
KT Corp.	560	18,143
KT&G Corp.	884	85,661
Lotte Shopping Co. Ltd.	66	20,451
NAVER Corp.	18	13,117
ORION Corp.	26	23,854
Paradise Co. Ltd.	122	3,982
S1 Corp.	388	29,029
Samsung Electro-Mechanics Co. Ltd.	114	7,021
Samsung Electronics Co. Ltd.	8	10,453
Samsung Fire & Marine Insurance Co. Ltd.	188	51,762
Samsung Life Insurance Co. Ltd.	502	51,282
Samsung SDI Co. Ltd.	124	19,363
SK C&C Co. Ltd.	142	23,279
SK Hynix Inc.[a]	520	22,993
SK Telecom Co. Ltd.	168	43,150
Yuhan Corp.	236	40,640

		776,575
TAIWAN — 20.09%
Advanced Semiconductor Engineering Inc.	40,000	47,883
Advantech Co. Ltd.	6,000	47,116
ASUSTeK Computer Inc.	4,000	42,682
Chang Hwa Commercial Bank Ltd.	44,000	28,903
Chicony Electronics Co. Ltd.	8,040	22,493
China Airlines Ltd.[a]	24,000	8,163
Chunghwa Telecom Co. Ltd.	24,000	73,226
Delta Electronics Inc.	2,000	13,738
EVA Airways Corp.[a]	4,000	1,981

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ASIA EX JAPAN MINIMUM VOLATILITY ETF

July 31, 2014

Security	Shares	Value

Far EasTone Telecommunications Co. Ltd.	22,000	$45,703
First Financial Holding Co. Ltd.	64,000	43,642
Formosa Taffeta Co. Ltd.	8,000	8,870
Foxconn Technology Co. Ltd.	14,000	34,919
Hon Hai Precision Industry Co. Ltd.	4,000	13,805
HTC Corp.	2,000	8,836
Hua Nan Financial Holdings Co. Ltd.	116,000	74,846
Kinsus Interconnect Technology Corp.	6,000	25,009
Lite-On Technology Corp.	32,160	54,477
MediaTek Inc.	2,000	31,278
Mega Financial Holding Co. Ltd.	16,000	14,112
Novatek Microelectronics Corp. Ltd.	2,000	10,270
President Chain Store Corp.	4,000	31,944
Quanta Computer Inc.	4,000	11,257
ScinoPharm Taiwan Ltd.	6,000	14,485
Siliconware Precision Industries Co. Ltd.	4,000	5,589
Simplo Technology Co. Ltd.	2,000	10,937
Standard Foods Corp.	6,000	17,126
Synnex Technology International Corp.	10,000	15,739
Taiwan Business Bank Ltd.[a]	50,000	16,006
Taiwan Cooperative Financial Holding Co. Ltd.	136,000	81,175
Taiwan Mobile Co. Ltd.	16,000	49,084
Taiwan Semiconductor Manufacturing Co. Ltd.	18,000	72,625
Transcend Information Inc.	6,000	20,607
U-Ming Marine Transport Corp.	14,000	22,221
Uni-President Enterprises Co.	4,000	7,656
United Microelectronics Corp.	34,000	15,929
WPG Holdings Co. Ltd.	2,000	2,664
Zhen Ding Technology Holding Ltd.	2,000	6,055

		1,053,051
THAILAND — 0.34%
Bangkok Dusit Medical Services PCL NVDR	11,000	5,824
CP All PCL NVDR	4,000	5,761
PTT PCL NVDR	600	5,961

		17,546

TOTAL COMMON STOCKS
(Cost: $5,006,164)		5,165,936

Security	Shares	Value

PREFERRED STOCKS — 0.92%

SOUTH KOREA — 0.92%
Hyundai Motor Co. Ltd.	52	$8,449
Samsung Electronics Co. Ltd.	38	39,669

		48,118

TOTAL PREFERRED STOCKS
(Cost: $50,258)		48,118

SHORT-TERM INVESTMENTS — 0.10%

MONEY MARKET FUNDS — 0.10%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	5,216	5,216

		5,216

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,216)		5,216

TOTAL INVESTMENTS IN SECURITIES — 99.55%
(Cost: $5,061,638)		5,219,270
Other Assets, Less Liabilities — 0.45%		23,477

NET ASSETS — 100.00%		$5,242,747

NVDR — Non-Voting Depositary Receipts

SP ADR — Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® MS CI EAFE MINIMUM VOLATILITY ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.54%

AUSTRALIA — 7.21%
AGL Energy Ltd.	266,648	$3,664,000
ASX Ltd.	22,172	745,996
CFS Retail Property Trust Group	2,747,312	5,542,561
Commonwealth Bank of Australia	141,888	11,047,735
CSL Ltd.	51,872	3,269,681
Federation Centres	886,956	2,127,475
GPT Group (The)	1,992,960	7,541,118
Scentre Group[a]	3,898,944	12,324,482
Stockland Corp. Ltd.	1,294,272	4,885,335
Telstra Corp. Ltd.	3,255,580	16,616,650
Transurban Group	938,840	6,790,690
Westfield Corp.	876,480	6,095,177
Woolworths Ltd.	271,296	9,319,671

		89,970,571
BELGIUM — 0.78%
Belgacom SA	151,848	4,961,476
Colruyt SA	97,924	4,748,250

		9,709,726
DENMARK — 2.47%
Coloplast A/S Class B	69,724	5,905,229
Novo Nordisk A/S Class B	281,520	13,030,620
Novozymes A/S Class B	84,196	4,170,662
TDC A/S	368,312	3,724,897
TrygVesta A/S	39,272	3,950,601

		30,782,009
FINLAND — 0.25%
Elisa OYJ	108,628	3,114,728

		3,114,728
FRANCE — 5.20%
Aeroports de Paris	54,128	7,412,523
Bureau Veritas SA	175,700	4,525,418
Danone SA	38,532	2,788,655
Dassault Systemes SA	67,272	4,513,099
Essilor International SA	40,024	3,907,698
Eutelsat Communications SA	68,964	2,379,743
Iliad SA	16,360	4,509,275
L’Air Liquide SA	59,893	7,614,603
L’Oreal SA	10,332	1,747,381
Sanofi	18,788	1,976,377
SCOR SE	31,756	1,020,811
SES SA Class A FDR	338,448	12,430,555
Sodexo	35,156	3,504,856

Security	Shares	Value

Total SA	59,756	$3,844,966
Vivendi SA	108,048	2,713,546

		64,889,506
GERMANY — 4.18%
Beiersdorf AG	71,968	6,503,643
Deutsche Telekom AG Registered	397,120	6,431,951
Fresenius Medical Care AG & Co. KGaA	162,556	11,288,249
Fresenius SE & Co. KGaA	34,764	5,204,944
Kabel Deutschland Holding AG	25,744	3,680,499
Linde AG	25,368	5,189,792
Merck KGaA	31,568	2,803,758
QIAGEN NVa	54,680	1,339,959
SAP SE	71,968	5,667,818
Telefonica Deutschland Holding AGb	508,472	3,996,292

		52,106,905
HONG KONG — 8.14%
AIA Group Ltd.	1,014,400	5,477,725
BOC Hong Kong (Holdings) Ltd.	3,006,000	9,483,384
Cheung Kong Infrastructure Holdings Ltd.	1,124,000	7,947,717
CLP Holdings Ltd.	1,784,000	14,858,898
Hang Seng Bank Ltd.	1,113,600	18,938,262
HKT Trust and HKT Ltd.	1,990,349	2,360,153
Hong Kong and China Gas Co. Ltd. (The)[c]	1,031,384	2,257,053
Link REIT (The)	1,878,000	10,650,009
MTR Corp. Ltd.	2,592,248	10,218,408
Power Assets Holdings Ltd.	1,502,000	13,440,391
Sun Hung Kai Properties Ltd.	192,599	2,929,971
Swire Pacific Ltd. Class A	232,000	2,992,032

		101,554,003
IRELAND — 0.87%
Kerry Group PLC Class A	109,936	8,163,739
Ryanair Holdings PLC SP ADR[a]	50,372	2,669,212

		10,832,951
ISRAEL — 1.53%
Bank Hapoalim BM	1,254,892	7,345,317
Bank Leumi le-Israel BMa	565,728	2,230,161
Mizrahi Tefahot Bank Ltd.	218,620	2,774,294
NICE Systems Ltd.	26,868	1,069,358

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE MINIMUM VOLATILITY ETF

July 31, 2014

Security	Shares	Value

Teva Pharmaceutical Industries Ltd.	106,184	$5,728,873

		19,148,003
ITALY — 0.05%
Snam SpA	105,608	623,149

		623,149
JAPAN — 25.47%
ABC-MART Inc.	47,000	2,559,440
Ajinomoto Co. Inc.	192,000	2,977,041
ANA Holdings Inc.[c]	2,064,000	5,148,208
Aozora Bank Ltd.	560,000	1,916,857
Asahi Group Holdings Ltd.	37,200	1,134,069
Astellas Pharma Inc.	388,000	5,338,844
Bank of Yokohama Ltd. (The)	1,206,000	6,952,077
Benesse Holdings Inc.	115,200	4,368,941
Calbee Inc.	57,600	1,725,171
Canon Inc.	37,200	1,227,037
Central Japan Railway Co.	4,100	588,078
Chiba Bank Ltd. (The)	960,000	7,076,190
Chugai Pharmaceutical Co. Ltd.	96,000	3,230,029
Chugoku Bank Ltd. (The)	225,200	3,490,726
Daito Trust Construction Co. Ltd.	24,100	2,923,591
Daiwa House Industry Co. Ltd.	90,000	1,847,523
East Japan Railway Co.	93,600	7,574,651
Eisai Co. Ltd.	268,800	11,498,529
Electric Power Development Co. Ltd.	19,200	622,667
FamilyMart Co. Ltd.	104,900	4,738,275
Gunma Bank Ltd. (The)	88,000	522,857
Hisamitsu Pharmaceutical Co. Inc.	19,200	770,166
Iyo Bank Ltd. (The)	150,000	1,534,497
Japan Airlines Co. Ltd.	112,400	6,262,965
Japan Prime Realty Investment Corp.	748	2,600,379
Japan Real Estate Investment Corp.	1,385	7,838,479
Japan Retail Fund Investment Corp.	1,876	4,152,065
Japan Tobacco Inc.	19,200	681,853
Kamigumi Co. Ltd.	84,000	807,857
Kao Corp.	93,600	3,865,602
KDDI Corp.	37,200	2,169,382
Kyowa Hakko Kirin Co. Ltd.	106,000	1,462,673
Lawson Inc.	103,900	7,820,159

Security	Shares	Value

McDonald’s Holdings Co. (Japan) Ltd.[c]	115,200	$2,904,785
Miraca Holdings Inc.	74,800	3,487,781
Mitsubishi Tanabe Pharma Corp.	403,200	5,900,870
Mizuho Financial Group Inc.	1,286,400	2,520,636
Nagoya Railroad Co. Ltd.	576,000	2,425,322
Nippon Building Fund Inc.	772	4,354,160
Nippon Prologis REIT Inc.	2,440	5,701,677
Nippon Telegraph and Telephone Corp.	187,600	12,514,572
Nissin Foods Holdings Co. Ltd.	76,800	4,249,448
Nitori Holdings Co. Ltd.	126,200	7,142,354
Nomura Research Institute Ltd.	38,400	1,221,063
NTT DOCOMO Inc.	921,600	16,346,559
Oracle Corp. Japan	37,200	1,588,059
Oriental Land Co. Ltd.	93,600	17,657,801
Osaka Gas Co. Ltd.	768,000	3,213,598
Otsuka Holdings Co. Ltd.	356,800	11,437,655
PARK24 Co. Ltd.	172,800	3,196,048
Sankyo Co. Ltd.	87,600	3,437,215
Santen Pharmaceutical Co. Ltd.	37,200	2,199,407
Secom Co. Ltd.	74,800	4,610,127
Seven Bank Ltd.	168,800	684,491
Shimamura Co. Ltd.	40,100	4,000,836
Shionogi & Co. Ltd.	115,200	2,511,581
Suntory Beverage & Food Ltd.	150,000	5,659,552
Suruga Bank Ltd.	192,000	3,782,681
Suzuken Co. Ltd.	56,000	1,802,499
Takeda Pharmaceutical Co. Ltd.	338,000	15,536,792
Tobu Railway Co. Ltd.	490,000	2,587,349
Tokyo Gas Co. Ltd.	1,214,000	6,995,832
TonenGeneral Sekiyu K.K.	384,000	3,371,926
Toyo Suisan Kaisha Ltd.	49,000	1,498,566
Unicharm Corp.	56,000	3,454,699
United Urban Investment Corp.	3,072	4,955,947
USS Co. Ltd.	394,400	6,964,850
West Japan Railway Co.	262,800	12,005,975
Yamato Holdings Co. Ltd.	281,600	5,928,565
Yamazaki Baking Co. Ltd.	192,000	2,447,727

		317,725,883
NETHERLANDS — 1.05%
Altice SAa	39,360	2,256,902
Unilever NV CVA	248,996	10,266,224
Ziggo NV	13,152	592,768

		13,115,894

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI EAFE MINIMUM VOLATILITY ETF

July 31, 2014

Security	Shares	Value

NEW ZEALAND — 0.39%
Auckland International Airport Ltd.	1,341,010	$4,347,857
Ryman Healthcare Ltd.	83,620	574,877

		4,922,734
NORWAY — 0.69%
Statoil ASA	152,792	4,369,263
Telenor ASA	182,108	4,189,781

		8,559,044
SINGAPORE — 4.56%
ComfortDelGro Corp. Ltd.	748,000	1,552,526
DBS Group Holdings Ltd.	936,000	13,666,643
Oversea-Chinese Banking Corp. Ltd.	1,344,000	10,748,984
Singapore Airlines Ltd.[c]	967,000	8,005,057
Singapore Press Holdings Ltd.[c]	1,106,000	3,678,247
Singapore Telecommunications Ltd.	3,004,000	9,797,876
StarHub Ltd.	1,124,000	3,837,192
United Overseas Bank Ltd.	290,000	5,614,777

		56,901,302
SWITZERLAND — 13.23%
Barry Callebaut AG Registered	4,136	5,098,929
EMS-Chemie Holding AG Registered	4,708	2,034,801
Givaudan SA Registered[a]	8,832	14,482,032
Kuehne & Nagel International AG Registered	25,940	3,463,231
Lindt & Spruengli AG Participation Certificates	1,040	5,403,013
Lindt & Spruengli AG Registered	192	11,957,506
Nestle SA Registered	230,004	17,086,517
Novartis AG Registered	205,012	17,935,450
Partners Group Holding AG	15,792	3,963,196
Roche Holding AG Genusschein	61,460	17,891,193
Schindler Holding AG Registered	5,080	751,972
SGS SA Registered	3,756	8,207,602
Swiss Prime Site AG Registered	104,884	8,327,972
Swiss Re AG	186,228	15,862,046
Swisscom AG Registered	29,760	16,527,879
Syngenta AG Registered	20,668	7,378,019
Zurich Insurance Group AG	30,064	8,751,722

		165,123,080
UNITED KINGDOM — 23.47%
Admiral Group PLC	60,508	1,488,407

Security	Shares	Value

Associated British Foods PLC	64,076	$3,005,226
AstraZeneca PLC	175,324	12,859,694
Babcock International Group PLC	352,340	6,531,512
BP PLC	1,550,976	12,673,597
British American Tobacco PLC	220,800	12,983,806
British Sky Broadcasting Group PLC	665,280	9,872,856
Bunzl PLC	113,148	3,039,251
Capita PLC	146,008	2,962,993
Centrica PLC	2,735,232	14,269,282
Compass Group PLC	997,272	16,289,737
Diageo PLC	347,904	10,490,359
Direct Line Insurance Group PLC	938,712	4,516,757
G4S PLC	274,916	1,165,921
GlaxoSmithKline PLC	668,872	16,221,765
HSBC Holdings PLC	818,744	8,796,862
Imperial Tobacco Group PLC	157,096	6,818,937
Intertek Group PLC	88,320	3,823,196
J Sainsbury PLC	846,144	4,469,915
Land Securities Group PLC	97,900	1,723,917
Marks & Spencer Group PLC	317,952	2,309,306
National Grid PLC	1,232,720	17,804,670
Next PLC	76,104	8,698,525
Reckitt Benckiser Group PLC	213,468	18,902,870
Reed Elsevier PLC	607,340	9,787,173
Rexam PLC	260,520	2,203,577
Royal Dutch Shell PLC Class A	197,021	8,119,509
Royal Dutch Shell PLC Class B	387,708	16,727,464
Shire PLC	12,212	1,008,403
Smith & Nephew PLC	447,612	7,753,514
SSE PLC	692,276	17,028,967
Tesco PLC	547,956	2,386,794
Unilever PLC	311,952	13,535,377
United Utilities Group PLC	259,352	3,896,988
Vodafone Group PLC	2,565,120	8,579,098

		292,746,225

TOTAL COMMON STOCKS
(Cost: $1,126,086,492)		1,241,825,713

SHORT-TERM INVESTMENTS — 1.03%

MONEY MARKET FUNDS — 1.03%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[d,e,f]	11,293,923	11,293,923

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE MINIMUM VOLATILITY ETF

July 31, 2014

Security	Shares	Value

BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[d,e,f]	704,448	$704,448
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	817,233	817,233

		12,815,604

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,815,604)		12,815,604

TOTAL INVESTMENTS IN SECURITIES — 100.57%
(Cost: $1,138,902,096)		1,254,641,317
Other Assets, Less Liabilities —(0.57)%		(7,118,769)

NET ASSETS —100.00%		$1,247,522,548

FDR — Fiduciary Depositary Receipts

SP ADR — Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® MSCI EUROPE MINIMUM VOLATILITY ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.64%

BELGIUM — 3.53%
Anheuser-Busch InBev NV	192	$20,803
Belgacom SA	808	26,401
Colruyt SA	524	25,408
Groupe Bruxelles Lambert SA	728	72,373
Telenet Group Holding NVa	220	11,772
UCB SA	192	17,633

		174,390
DENMARK — 5.40%
Coloplast A/S Class B	868	73,515
Danske Bank A/S	416	12,043
Novo Nordisk A/S Class B	1,768	81,835
Novozymes A/S Class B	996	49,337
TDC A/S	1,908	19,296
TrygVesta A/S	236	23,740
William Demant Holding A/Sa	80	6,961

		266,727
FINLAND — 3.10%
Elisa OYJ	696	19,956
Fortum OYJ	2,256	57,956
Sampo OYJ Class A	1,516	75,457

		153,369
FRANCE — 10.15%
Aeroports de Paris	328	44,918
Bureau Veritas SA	908	23,387
Danone SA	624	45,161
Dassault Systemes SA	72	4,830
Essilor International SA	344	33,586
Eutelsat Communications SA	116	4,003
Iliad SA	80	22,050
L’Air Liquide SA	244	31,021
L’Oreal SA	312	52,767
Sanofi	600	63,116
SCOR SE	592	19,030
SES SA Class A FDR	1,732	63,613
Societe BIC SA	32	4,410
Sodexo	124	12,362
Total SA	596	38,349
Vivendi SA	1,556	39,078

		501,681
GERMANY — 10.42%
Bayer AG Registered	64	8,471
Beiersdorf AG	344	31,087

Security	Shares	Value

Celesio AG	264	$9,046
Deutsche Telekom AG Registered	3,232	52,347
Fresenius Medical Care AG & Co. KGaA	1,164	80,831
Fresenius SE & Co. KGaA	408	61,087
Hannover Rueck SE Registered	192	16,405
Kabel Deutschland Holding AG	232	33,168
Linde AG	132	27,004
MAN SE	60	7,126
Merck KGaA	440	39,079
Muenchener Rueckversicherungs-Gesellschaft AG Registered	240	50,994
QIAGEN NVa	264	6,469
RTL Group SA	136	13,866
SAP SE	688	54,183
Telefonica Deutschland Holding AGb	3,068	24,113

		515,276
IRELAND — 1.30%
Kerry Group PLC Class A	668	49,605
Ryanair Holdings PLC SP ADR[a]	280	14,837

		64,442
ITALY — 1.34%
Luxottica Group SpA	84	4,646
Snam SpA	9,428	55,631
Terna SpA	1,164	6,124

		66,401
NETHERLANDS — 2.62%
Altice SAa	348	19,954
ASML Holding NV	116	10,983
Reed Elsevier NV	472	10,626
Unilever NV CVA	1,724	71,081
Ziggo NV	376	16,946

		129,590
NORWAY — 3.23%
Gjensidige Forsikring ASA	2,044	39,465
Statoil ASA	2,496	71,376
Telenor ASA	2,116	48,683

		159,524
PORTUGAL — 0.70%
Energias de Portugal SA	7,428	34,815

		34,815
SPAIN — 0.33%
Inditex SA	560	16,376

		16,376

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE MINIMUM VOLATILITY ETF

July 31, 2014

Security	Shares	Value

SWEDEN — 2.30%
Hennes & Mauritz AB Class B	932	$38,179
Investor AB Class B	104	3,750
Svenska Handelsbanken AB Class A	180	8,698
TeliaSonera AB	8,408	63,066

		113,693
SWITZERLAND — 17.80%
Barry Callebaut AG Registered	28	34,519
EMS-Chemie Holding AG Registered	36	15,559
Givaudan SA Registered	40	65,589
Kuehne & Nagel International AG Registered	292	38,985
Lindt & Spruengli AG Participation Certificates	8	41,562
Nestle SA Registered	1,012	75,179
Novartis AG Registered	857	74,975
Partners Group Holding AG	188	47,181
Roche Holding AG Genusschein	252	73,358
Schindler Holding AG Participation Certificates	52	7,783
Schindler Holding AG Registered	244	36,118
SGS SA Registered	32	69,926
Swiss Prime Site AG Registered	636	50,500
Swiss Re AG	856	72,910
Swisscom AG Registered	128	71,088
Syngenta AG Registered	84	29,986
Zurich Insurance Group AG	256	74,522

		879,740
UNITED KINGDOM — 37.42%
Admiral Group PLC	1,568	38,570
Associated British Foods PLC	596	27,953
AstraZeneca PLC	1,036	75,989
Babcock International Group PLC	1,744	32,329
BP PLC	8,764	71,614
British American Tobacco PLC	1,272	74,798
British Land Co. PLC	2,344	27,820
British Sky Broadcasting Group PLC	5,200	77,169
BT Group PLC	5,412	35,498
Bunzl PLC	168	4,513
Capita PLC	216	4,383
Centrica PLC	13,580	70,845
Compass Group PLC	4,216	68,865
Diageo PLC	2,140	64,527
Direct Line Insurance Group PLC	11,080	53,313
GlaxoSmithKline PLC	2,748	66,646

Security	Shares	Value

Hammerson PLC	404	$4,099
HSBC Holdings PLC	7,092	76,199
Imperial Tobacco Group PLC	1,092	47,400
Intertek Group PLC	560	24,241
J Sainsbury PLC	692	3,656
Land Securities Group PLC	4,220	74,310
National Grid PLC	5,024	72,564
Next PLC	332	37,947
Reckitt Benckiser Group PLC	880	77,925
Reed Elsevier PLC	2,128	34,292
Royal Dutch Shell PLC Class A	1,892	77,972
Royal Dutch Shell PLC Class B	1,744	75,244
SABMiller PLC	516	28,208
Severn Trent PLC	716	23,391
Shire PLC	352	29,066
Smith & Nephew PLC	4,796	83,076
SSE PLC	2,836	69,761
Standard Chartered PLC	932	19,385
Tesco PLC	3,116	13,573
Unilever PLC	1,584	68,729
United Utilities Group PLC	4,444	66,775
Vodafone Group PLC	14,204	47,506

		1,850,151

TOTAL COMMON STOCKS
(Cost: $5,010,780)		4,926,175

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	283	283

		283

TOTAL SHORT-TERM INVESTMENTS
(Cost: $283)		283

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE MINIMUM VOLATILITY ETF

July 31, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 99.65%
(Cost: $5,011,063)	$4,926,458
Other Assets, Less Liabilities — 0.35%	17,474

NET ASSETS — 100.00%	$4,943,932

FDR  —  Fiduciary Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI JAPAN MINIMUM VOLATILITY ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.82%

AIR FREIGHT & LOGISTICS — 1.07%
Yamato Holdings Co. Ltd.	5,400	$113,687

		113,687
AIRLINES — 1.72%
ANA Holdings Inc.	42,000	104,760
Japan Airlines Co. Ltd.	1,400	78,009

		182,769
AUTO COMPONENTS — 2.57%
Aisin Seiki Co. Ltd.	200	7,857
Bridgestone Corp.	2,600	94,610
Denso Corp.	2,800	130,368
Toyota Industries Corp.	800	39,442

		272,277
AUTOMOBILES — 5.29%
Daihatsu Motor Co. Ltd.	400	7,169
Fuji Heavy Industries Ltd.	2,200	63,453
Honda Motor Co. Ltd.	3,000	106,598
Isuzu Motors Ltd.	2,000	14,061
Mazda Motor Corp.	400	9,728
Mitsubishi Motors Corp.	800	9,219
Nissan Motor Co. Ltd.	16,400	162,987
Suzuki Motor Corp.	600	20,211
Toyota Motor Corp.	2,800	167,099

		560,525
BEVERAGES — 1.93%
Asahi Group Holdings Ltd.	2,600	79,263
Kirin Holdings Co. Ltd.	1,400	19,774
Suntory Beverage & Food Ltd.	2,800	105,645

		204,682
BUILDING PRODUCTS — 0.56%
Asahi Glass Co. Ltd.	2,000	11,953
Daikin Industries Ltd.	400	27,928
LIXIL Group Corp.	800	19,706

		59,587
CHEMICALS — 2.95%
Asahi Kasei Corp.	12,000	95,921
Kuraray Co. Ltd.	2,000	26,547
Mitsubishi Chemical Holdings Corp.	1,600	7,065
Shin-Etsu Chemical Co. Ltd.	1,800	115,175
Toray Industries Inc.	10,000	68,313

		313,021

Security	Shares	Value

COMMERCIAL BANKS — 8.54%
Aozora Bank Ltd.	30,000	$102,689
Bank of Yokohama Ltd. (The)	20,000	115,291
Chiba Bank Ltd. (The)	10,000	73,710
Chugoku Bank Ltd. (The)	1,800	27,901
Joyo Bank Ltd. (The)	2,000	10,755
Mitsubishi UFJ Financial Group Inc.	21,600	129,304
Mizuho Financial Group Inc.	74,600	146,175
Resona Holdings Inc.	16,600	93,400
Seven Bank Ltd.	10,400	42,172
Sumitomo Mitsui Financial Group Inc.	3,000	124,277
Suruga Bank Ltd.	2,000	39,403

		905,077
COMMERCIAL SERVICES & SUPPLIES — 2.13%
PARK24 Co. Ltd.	4,200	77,682
Secom Co. Ltd.	2,400	147,918

		225,600
COMPUTERS & PERIPHERALS — 1.37%
Canon Inc.	4,200	138,536
Ricoh Co. Ltd.	600	6,999

		145,535
CONSTRUCTION & ENGINEERING — 0.37%
Chiyoda Corp.	2,000	24,000
Obayashi Corp.	2,000	14,781

		38,781
CONSTRUCTION MATERIALS — 0.07%
Taiheiyo Cement Corp.	2,000	7,838

		7,838
DIVERSIFIED CONSUMER SERVICES —1.00%
Benesse Holdings Inc.	2,800	106,190

		106,190
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.64%
Nippon Telegraph and Telephone Corp.	2,600	173,443

		173,443
ELECTRIC UTILITIES — 0.09%
Chubu Electric Power Co. Inc.[a]	800	9,390

		9,390
ELECTRICAL EQUIPMENT — 0.50%
Nidec Corp.	800	52,721

		52,721

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN MINIMUM VOLATILITY ETF

July 31, 2014

Security	Shares	Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.35%
FUJIFILM Holdings Corp.	1,200	$34,640
Hamamatsu Photonics K.K.	400	19,021
Hitachi Ltd.	8,000	62,912
Hoya Corp.	2,200	72,117
Keyence Corp.	200	87,995
Kyocera Corp.	1,800	88,342
Murata Manufacturing Co. Ltd.	600	57,891
Shimadzu Corp.	2,000	19,274
TDK Corp.	400	19,390

		461,582
FOOD & STAPLES RETAILING — 2.66%
AEON Co. Ltd.	2,600	29,404
FamilyMart Co. Ltd.	800	36,136
Lawson Inc.	1,200	90,319
Seven & I Holdings Co. Ltd.	3,000	126,334

		282,193
FOOD PRODUCTS — 3.26%
Ajinomoto Co. Inc.	6,000	93,033
Calbee Inc.	1,600	47,922
Meiji Holdings Co. Ltd.	200	14,450
Nissin Foods Holdings Co. Ltd.	1,400	77,464
Toyo Suisan Kaisha Ltd.	2,000	61,166
Yamazaki Baking Co. Ltd.	4,000	50,994

		345,029
GAS UTILITIES — 2.78%
Osaka Gas Co. Ltd.	32,000	133,900
Toho Gas Co. Ltd.	2,000	11,144
Tokyo Gas Co. Ltd.	26,000	149,828

		294,872
HEALTH CARE EQUIPMENT & SUPPLIES — 0.47%
Olympus Corp.[a]	800	29,173
Sysmex Corp.	400	15,714
Terumo Corp.	200	4,594

		49,481
HEALTH CARE PROVIDERS & SERVICES — 0.70%
Alfresa Holdings Corp.	200	12,078
Miraca Holdings Inc.	1,200	55,954
Suzuken Co. Ltd.	200	6,437

		74,469
HEALTH CARE TECHNOLOGY — 0.31%
M3 Inc.	2,000	32,557

		32,557

Security	Shares	Value

HOTELS, RESTAURANTS & LEISURE — 3.02%
McDonald’s Holdings Co. (Japan) Ltd.	5,200	$131,119
Oriental Land Co. Ltd.	1,000	188,652

		319,771
HOUSEHOLD DURABLES — 1.37%
Nikon Corp.	600	9,414
Rinnai Corp.	200	18,438
Sekisui Chemical Co. Ltd.	2,000	24,155
Sekisui House Ltd.	4,400	58,297
Sony Corp.	2,000	34,463

		144,767
HOUSEHOLD PRODUCTS — 1.05%
Unicharm Corp.	1,800	111,044

		111,044
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.37%
Electric Power Development Co. Ltd.	1,200	38,917

		38,917
INDUSTRIAL CONGLOMERATES — 0.42%
Toshiba Corp.	10,000	44,926

		44,926
INSURANCE — 0.24%
Tokio Marine Holdings Inc.	800	25,454

		25,454
INTERNET & CATALOG RETAIL — 0.33%
Rakuten Inc.	2,600	34,613

		34,613
INTERNET SOFTWARE & SERVICES — 0.09%
Yahoo! Japan Corp.	2,000	9,199

		9,199
IT SERVICES — 1.80%
Fujitsu Ltd.	2,000	15,578
ITOCHU Techno-Solutions Corp.	600	27,189
Nomura Research Institute Ltd.	2,200	69,957
NTT Data Corp.	600	23,047
Otsuka Corp.	1,200	54,962

		190,733
LEISURE EQUIPMENT & PRODUCTS — 1.34%
Bandai Namco Holdings Inc.	1,400	35,818
Sankyo Co. Ltd.	1,000	39,238
Sega Sammy Holdings Inc.	1,000	20,061
Shimano Inc.	400	47,066

		142,183

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN MINIMUM VOLATILITY ETF

July 31, 2014

Security	Shares	Value

MACHINERY — 0.70%
FANUC Corp.	400	$69,976
Kurita Water Industries Ltd.	200	4,654

		74,630
MEDIA — 0.55%
Dentsu Inc.	800	32,090
Hakuhodo DY Holdings Inc.	600	6,354
Toho Co. Ltd.	800	19,581

		58,025
MULTILINE RETAIL — 0.74%
Don Quijote Holdings Co. Ltd.	600	32,849
J. Front Retailing Co. Ltd.	4,000	27,384
Takashimaya Co. Ltd.	2,000	18,573

		78,806
OIL, GAS & CONSUMABLE FUELS — 1.72%
Idemitsu Kosan Co. Ltd.	400	8,273
JX Holdings Inc.	6,800	35,344
Showa Shell Sekiyu K.K.	1,400	15,915
TonenGeneral Sekiyu K.K.	14,000	122,935

		182,467
PERSONAL PRODUCTS — 1.93%
Kao Corp.	3,600	148,677
Shiseido Co. Ltd.	2,800	55,736

		204,413
PHARMACEUTICALS — 9.80%
Astellas Pharma Inc.	10,600	145,855
Chugai Pharmaceutical Co. Ltd.	2,800	94,209
Daiichi Sankyo Co. Ltd.	4,000	73,282
Eisai Co. Ltd.	3,600	153,998
Hisamitsu Pharmaceutical Co. Inc.	200	8,023
Kyowa Hakko Kirin Co. Ltd.	4,000	55,195
Mitsubishi Tanabe Pharma Corp.	5,000	73,176
Ono Pharmaceutical Co. Ltd.	400	34,269
Otsuka Holdings Co. Ltd.	4,400	141,047
Santen Pharmaceutical Co. Ltd.	800	47,299
Shionogi & Co. Ltd.	2,000	43,604
Sumitomo Dainippon Pharma Co. Ltd.	600	7,392
Taisho Pharmaceutical Holdings Co. Ltd.	200	14,373
Takeda Pharmaceutical Co. Ltd.	3,200	147,094

		1,038,816
REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.27%
Japan Prime Realty Investment Corp.	12	41,717
Japan Real Estate Investment Corp.	16	90,553

Security	Shares	Value

Japan Retail Fund Investment Corp.	38	$84,104
Nippon Building Fund Inc.	14	78,961
Nippon Prologis REIT Inc.	30	70,103
United Urban Investment Corp.	54	87,116

		452,554
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.69%
Daito Trust Construction Co. Ltd.	800	97,049
Daiwa House Industry Co. Ltd.	4,000	82,112

		179,161
ROAD & RAIL — 10.12%
Central Japan Railway Co.	800	114,747
East Japan Railway Co.	2,000	161,852
Hankyu Hanshin Holdings Inc.	16,000	93,820
Keikyu Corp.	4,000	35,552
Keio Corp.	6,000	48,369
Keisei Electric Railway Co. Ltd.	4,000	41,503
Kintetsu Corp.	16,000	58,657
Nagoya Railroad Co. Ltd.	16,000	67,370
Nippon Express Co. Ltd.	14,000	68,343
Odakyu Electric Railway Co. Ltd.	8,000	79,039
Tobu Railway Co. Ltd.	18,000	95,045
Tokyu Corp.	6,000	43,643
West Japan Railway Co.	3,600	164,465

		1,072,405
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.12%
Tokyo Electron Ltd.	200	13,108

		13,108
SOFTWARE — 0.86%
GungHo Online Entertainment Inc.	800	4,559
Nintendo Co. Ltd.	200	22,414
Oracle Corp. Japan	1,000	42,690
Trend Micro Inc.	600	21,588

		91,251
SPECIALTY RETAIL — 4.07%
ABC-MART Inc.	1,000	54,456
Fast Retailing Co. Ltd.	200	66,913
Hikari Tsushin Inc.	400	29,640
Nitori Holdings Co. Ltd.	1,600	90,553
Shimamura Co. Ltd.	600	59,863
USS Co. Ltd.	7,000	123,615
Yamada Denki Co. Ltd.	1,800	6,459

		431,499

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN MINIMUM VOLATILITY ETF

July 31, 2014

Security	Shares	Value

TOBACCO — 1.14%
Japan Tobacco Inc.	3,400	$120,745

		120,745
TRADING COMPANIES & DISTRIBUTORS — 2.37%
ITOCHU Corp.	2,200	28,400
Marubeni Corp.	4,000	28,446
Mitsubishi Corp.	4,000	85,029
Mitsui & Co. Ltd.	2,800	45,362
Sumitomo Corp.	4,800	63,970

		251,207
TRANSPORTATION INFRASTRUCTURE — 0.36%
Kamigumi Co. Ltd.	4,000	38,469

		38,469
WIRELESS TELECOMMUNICATION SERVICES — 3.02%
KDDI Corp.	2,000	116,633
NTT DOCOMO Inc.	9,000	159,634
SoftBank Corp.	600	44,180

		320,447

TOTAL COMMON STOCKS
(Cost: $10,166,105)		10,580,916

SHORT-TERM INVESTMENTS — 0.07%

MONEY MARKET FUNDS — 0.07%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	7,711	7,711

		7,711

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,711)		7,711

TOTAL INVESTMENTS IN SECURITIES — 99.89%
(Cost: $10,173,816)		10,588,627
Other Assets, Less Liabilities — 0.11%		11,211

NET ASSETS — 100.00%		$10,599,838

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA MINIMUM VOLATILITY ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.74%

AEROSPACE & DEFENSE — 0.49%
Lockheed Martin Corp.	28,437	$4,748,127
Precision Castparts Corp.	34,838	7,970,934

		12,719,061
AIR FREIGHT & LOGISTICS — 1.37%
United Parcel Service Inc. Class B	364,592	35,398,237

		35,398,237
AIRLINES — 0.29%
Southwest Airlines Co.	263,713	7,457,804

		7,457,804
BEVERAGES — 2.50%
Coca-Cola Co. (The)	640,650	25,171,138
PepsiCo Inc.	444,898	39,195,514

		64,366,652
BIOTECHNOLOGY — 0.56%
Amgen Inc.	113,779	14,494,307

		14,494,307
CHEMICALS — 3.93%
Ecolab Inc.	342,319	37,151,881
Monsanto Co.	120,858	13,667,831
Praxair Inc.	200,412	25,680,794
Sherwin-Williams Co. (The)	56,621	11,676,949
Sigma-Aldrich Corp.	130,738	13,128,710

		101,306,165
COMMERCIAL BANKS — 0.72%
M&T Bank Corp.	26,148	3,176,982
U.S. Bancorp	304,703	12,806,667
Wells Fargo & Co.	48,321	2,459,539

		18,443,188
COMMERCIAL SERVICES & SUPPLIES — 2.72%
Republic Services Inc.	443,764	16,831,969
Stericycle Inc.[a]	245,755	28,913,076
Waste Management Inc.	543,661	24,404,942

		70,149,987
COMMUNICATIONS EQUIPMENT — 2.21%
Cisco Systems Inc.	70,193	1,770,970
Motorola Solutions Inc.	381,865	24,317,163
QUALCOMM Inc.	418,446	30,839,470

		56,927,603

Security	Shares	Value

DISTRIBUTORS — 0.24%
Genuine Parts Co.	75,217	$6,229,472

		6,229,472
DIVERSIFIED FINANCIAL SERVICES — 1.12%
Berkshire Hathaway Inc. Class Ba	229,074	28,732,752

		28,732,752
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.66%
AT&T Inc.	1,073,435	38,203,552
CenturyLink Inc.	424,894	16,672,840
Verizon Communications Inc.	783,271	39,492,524

		94,368,916
ELECTRIC UTILITIES — 3.88%
Duke Energy Corp.	498,783	35,977,218
NextEra Energy Inc.	92,094	8,646,706
Southern Co. (The)	778,336	33,694,165
Xcel Energy Inc.	700,449	21,573,829

		99,891,918
FOOD & STAPLES RETAILING — 1.74%
CVS Caremark Corp.	16,725	1,277,121
Sysco Corp.	183,559	6,551,221
Wal-Mart Stores Inc.	503,462	37,044,734

		44,873,076
FOOD PRODUCTS — 4.53%
Campbell Soup Co.	162,885	6,774,387
General Mills Inc.	711,711	35,692,307
Hershey Co. (The)	189,050	16,664,757
Hormel Foods Corp.	361,072	16,342,119
J.M. Smucker Co. (The)	12,952	1,290,537
Kellogg Co.	128,746	7,702,873
McCormick & Co. Inc. NVS	292,110	19,214,996
Mondelez International Inc. Class A	363,094	13,071,384

		116,753,360
HEALTH CARE EQUIPMENT & SUPPLIES — 4.70%
Abbott Laboratories	885,565	37,299,998
Baxter International Inc.	98,162	7,331,720
Becton, Dickinson and Co.	320,024	37,199,590
C.R. Bard Inc.	115,966	17,305,606
Covidien PLC	17,974	1,554,931
Medtronic Inc.	329,887	20,367,223

		121,059,068

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI USA MINIMUM VOLATILITY ETF

July 31, 2014

Security	Shares	Value

HEALTH CARE PROVIDERS & SERVICES — 6.29%
AmerisourceBergen Corp.	478,755	$36,821,047
Cardinal Health Inc.	55,373	3,967,475
DaVita HealthCare Partners Inc.[a]	177,191	12,481,334
Express Scripts Holding Co.[a]	51,330	3,575,135
Henry Schein Inc.[a]	193,462	22,489,958
Laboratory Corp. of America Holdings[a]	136,555	14,159,388
McKesson Corp.	124,610	23,907,675
Patterson Companies Inc.	220,701	8,609,546
Quest Diagnostics Inc.	186,219	11,377,981
UnitedHealth Group Inc.	260,769	21,135,327
WellPoint Inc.	31,772	3,488,883

		162,013,749
HOTELS, RESTAURANTS & LEISURE — 2.24%
McDonald’s Corp.	375,325	35,490,732
Starbucks Corp.	153,159	11,897,391
Yum! Brands Inc.	150,392	10,437,205

		57,825,328
HOUSEHOLD PRODUCTS — 4.13%
Church & Dwight Co. Inc.	182,111	11,687,884
Clorox Co. (The)[b]	91,840	7,978,141
Colgate-Palmolive Co.	283,490	17,973,266
Kimberly-Clark Corp.	323,867	33,640,065
Procter & Gamble Co. (The)	455,160	35,192,971

		106,472,327
INDUSTRIAL CONGLOMERATES — 1.05%
3M Co.	191,576	26,991,143

		26,991,143
INSURANCE — 6.38%
ACE Ltd.	64,995	6,505,999
Alleghany Corp.[a]	39,229	16,234,922
Arch Capital Group Ltd.[a]	386,146	20,639,504
Chubb Corp. (The)	385,802	33,452,891
Everest Re Group Ltd.[b]	97,447	15,192,962
Marsh & McLennan Companies Inc.	306,576	15,564,863
PartnerRe Ltd.[b]	75,627	7,892,434
RenaissanceRe Holdings Ltd.[b]	120,242	11,760,870
Travelers Companies Inc. (The)	192,792	17,266,451
W.R. Berkley Corp.	315,290	14,065,087
Willis Group Holdings PLC	143,893	5,863,640

		164,439,623

Security	Shares	Value

INTERNET SOFTWARE & SERVICES — 1.38%
eBay Inc.[a]	109,706	$5,792,477
Google Inc. Class Aa	24,510	14,204,771
Google Inc. Class Ca	12,567	7,183,297
VeriSign Inc.[a,b]	26,144	1,413,083
Yahoo! Inc.[a]	196,474	7,035,734

		35,629,362
IT SERVICES — 7.01%
Accenture PLC Class A	141,236	11,197,190
Automatic Data Processing Inc.	480,732	39,088,319
Fidelity National Information Services Inc.	194,408	10,964,611
Fiserv Inc.[a]	393,642	24,275,902
International Business Machines Corp.	151,185	28,977,629
MasterCard Inc. Class A	73,635	5,460,035
Paychex Inc.	859,875	35,263,474
Vantiv Inc. Class Aa	41,927	1,374,367
Visa Inc. Class A	113,508	23,951,323

		180,552,850
MEDIA — 0.11%
Comcast Corp. Class A Special NVS	25,923	1,386,103
Scripps Networks Interactive Inc. Class A	17,160	1,414,155

		2,800,258
METALS & MINING — 0.75%
Newmont Mining Corp.	773,828	19,276,056

		19,276,056
MULTI-UTILITIES — 4.05%
Consolidated Edison Inc.	538,371	30,197,230
Dominion Resources Inc.	397,822	26,908,680
PG&E Corp.	453,617	20,263,071
Sempra Energy	33,559	3,346,168
Wisconsin Energy Corp.	541,405	23,594,430

		104,309,579
MULTILINE RETAIL — 2.16%
Dollar General Corp.[a]	328,949	18,167,853
Dollar Tree Inc.[a]	43,316	2,359,423
Family Dollar Stores Inc.	169,037	12,635,516
Target Corp.	376,063	22,409,594

		55,572,386

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA MINIMUM VOLATILITY ETF

July 31, 2014

Security	Shares	Value

OIL, GAS & CONSUMABLE FUELS — 6.11%
Antero Resources Corp.[a,b]	67,858	$3,919,478
Cabot Oil & Gas Corp.	41,742	1,375,399
Chevron Corp.	179,229	23,163,556
ConocoPhillips	70,146	5,787,045
EQT Corp.	63,171	5,926,703
Exxon Mobil Corp.	378,521	37,450,868
Kinder Morgan Inc.	428,151	15,404,873
Kinder Morgan Management LLC[a,b]	300,042	23,082,260
Range Resources Corp.	117,859	8,908,962
Spectra Energy Corp.	796,068	32,575,102

		157,594,246
PHARMACEUTICALS — 7.04%
Actavis PLC[a]	10,014	2,145,600
Bristol-Myers Squibb Co.	499,807	25,300,230
Eli Lilly and Co.	484,338	29,573,678
Johnson & Johnson	380,101	38,044,309
Merck & Co. Inc.	680,451	38,608,790
Perrigo Co. PLC	100,419	15,108,039
Pfizer Inc.	1,135,112	32,577,714

		181,358,360
PROFESSIONAL SERVICES — 0.64%
Nielsen NV	48,817	2,250,952
Verisk Analytics Inc. Class Aa	237,846	14,280,274

		16,531,226
REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.38%
American Tower Corp.	282,972	26,709,727
AvalonBay Communities Inc.	95,506	14,142,528
Camden Property Trust	25,248	1,826,945
Crown Castle International Corp.	359,001	26,630,694
Equity Residential	122,043	7,890,080
Federal Realty Investment Trust[b]	111,816	13,652,734
General Growth Properties Inc.	136,850	3,198,185
Health Care REIT Inc.	77,894	4,956,395
Public Storage	129,561	22,233,963
Simon Property Group Inc.	55,831	9,390,216
Ventas Inc.	128,038	8,130,413

		138,761,880
ROAD & RAIL — 1.24%
J.B. Hunt Transport Services Inc.	99,375	7,677,712
Union Pacific Corp.	248,218	24,402,312

		32,080,024

Security	Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.23%
Intel Corp.	938,626	$31,810,035

		31,810,035
SOFTWARE — 2.30%
ANSYS Inc.[a]	58,666	4,513,762
Intuit Inc.	256,364	21,014,157
Microsoft Corp.	394,460	17,024,893
Synopsys Inc.[a]	444,662	16,794,884

		59,347,696
SPECIALTY RETAIL — 3.68%
AutoZone Inc.[a,b]	62,423	32,274,564
Bed Bath & Beyond Inc.[a,b]	66,429	4,204,291
Home Depot Inc. (The)	75,709	6,121,072
O’Reilly Automotive Inc.[a,b]	77,676	11,651,400
PetSmart Inc.	122,434	8,342,653
Ross Stores Inc.	91,655	5,902,582
TJX Companies Inc. (The)	496,782	26,473,513

		94,970,075
TEXTILES, APPAREL & LUXURY GOODS — 0.05%
Nike Inc. Class B	17,334	1,336,971

		1,336,971
TOBACCO — 0.85%
Altria Group Inc.	448,107	18,193,144
Reynolds American Inc.	68,095	3,803,106

		21,996,250
WATER UTILITIES — 0.09%
American Water Works Co. Inc.	48,277	2,306,192

		2,306,192
WIRELESS TELECOMMUNICATION SERVICES — 0.92%
SBA Communications Corp. Class Aa	221,879	23,725,521

		23,725,521

TOTAL COMMON STOCKS (Cost: $2,429,705,993)		2,570,872,703

SHORT-TERM INVESTMENTS — 1.80%

MONEY MARKET FUNDS — 1.80%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	40,643,153	40,643,153

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI USA MINIMUM VOLATILITY ETF

July 31, 2014

Security	Shares	Value

BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]	2,535,080	$2,535,080
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	3,198,508	3,198,508

		46,376,741

TOTAL SHORT-TERM INVESTMENTS (Cost: $46,376,741)		46,376,741

TOTAL INVESTMENTS IN SECURITIES — 101.54%
(Cost: $2,476,082,734)		2,617,249,444
Other Assets, Less Liabilities — (1.54)%		(39,717,492)

NET ASSETS — 100.00%		$2,577,531,952

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2014

	iShares MSCI Asia ex Japan Minimum Volatility ETF	iShares MSCI EAFE Minimum Volatility ETF	iShares MSCI Europe Minimum Volatility ETF

ASSETS
Investments, at cost:
Unaffiliated	$5,056,422	$1,126,086,492	$5,010,780
Affiliated (Note 2)	5,216	12,815,604	283

Total cost of investments	$5,061,638	$1,138,902,096	$5,011,063

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$5,214,054	$1,241,825,713	$4,926,175
Affiliated (Note 2)	5,216	12,815,604	283

Total fair value of investments	5,219,270	1,254,641,317	4,926,458
Foreign currency, at value[b]	7,252	1,956,871	7,818
Receivables:
Investment securities sold	—	1,300	—
Due from custodian (Note 4)	—	76,865	—
Dividends and Interest	17,773	4,661,909	11,624

Total Assets	5,244,295	1,261,338,262	4,945,900

LIABILITIES
Payables:
Investment securities purchased	—	1,606,632	895
Collateral for securities on loan (Note 1)	—	11,998,371	—
Foreign taxes (Note 1)	3	—	—
Investment advisory fees (Note 2)	1,545	210,711	1,073

Total Liabilities	1,548	13,815,714	1,968

NET ASSETS	$5,242,747	$1,247,522,548	$4,943,932

Net assets consist of:
Paid-in capital	$5,051,746	$1,141,090,540	$5,011,711
Undistributed net investment income	34,434	3,244,194	16,953
Accumulated net realized loss	(1,061)	(12,504,345)	(8)
Net unrealized appreciation (depreciation)	157,628	115,692,159	(84,724)

NET ASSETS	$5,242,747	$1,247,522,548	$4,943,932

Shares outstanding[c]	100,000	19,200,000	200,000

Net asset value per share	$52.43	$64.98	$24.72

[a]	Securities on loan with values of $ —, $11,288,767 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $7,251, $1,972,069 and $7,897, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2014

	iShares MSCI Japan Minimum Volatility ETF	iShares MSCI USA Minimum Volatility ETF

ASSETS
Investments, at cost:
Unaffiliated	$10,166,105	$2,429,705,993
Affiliated (Note 2)	7,711	46,376,741

Total cost of investments	$10,173,816	$2,476,082,734

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$10,580,916	$2,570,872,703
Affiliated (Note 2)	7,711	46,376,741

Total fair value of investments	10,588,627	2,617,249,444
Receivables:
Dividends and Interest	13,908	3,717,738
Capital shares sold	—	79,139

Total Assets	10,602,535	2,621,046,321

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	—	43,178,233
Investment advisory fees (Note 2)	2,697	336,136

Total Liabilities	2,697	43,514,369

NET ASSETS	$10,599,838	$2,577,531,952

Net assets consist of:
Paid-in capital	$10,176,106	$2,480,854,862
Undistributed net investment income	9,091	3,722,929
Accumulated net realized loss	—	(48,212,549)
Net unrealized appreciation	414,641	141,166,710

NET ASSETS	$10,599,838	$2,577,531,952

Shares outstanding[b]	200,000	70,300,000

Net asset value per share	$53.00	$36.66

[a]	Securities on loan with values of $ — and $41,861,771, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2014

	iShares MSCI Asia ex Japan Minimum Volatility ETF[a]	iShares MSCI EAFE Minimum Volatility ETF	iShares MSCI Europe Minimum Volatility ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$39,083	$41,075,107	$18,982
Interest — affiliated (Note 2)	—	114	—
Securities lending income — affiliated (Note 2)	—	140,986	—

	39,083	41,216,207	18,982
Less: Other foreign taxes (Note 1)	(3)	—	—

Total investment income	39,080	41,216,207	18,982

EXPENSES
Investment advisory fees (Note 2)	2,855	3,297,101	2,008

Total expenses	2,855	3,297,101	2,008
Less investment advisory fees waived (Note 2)	—	(1,318,676)	—

Net expenses	2,855	1,978,425	2,008

Net investment income	36,225	39,237,782	16,974

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,061)	(8,169,369)	(8)
In-kind redemptions — unaffiliated	—	16,664,247	—
Foreign currency transactions	(1,791)	212,183	(21)

Net realized gain (loss)	(2,852)	8,707,061	(29)

Net change in unrealized appreciation/depreciation on:
Investments	157,627	90,126,022	(84,645)
Translation of assets and liabilities in foreign currencies	1	(20,515)	(79)

Net change in unrealized appreciation/depreciation	157,628	90,105,507	(84,724)

Net realized and unrealized gain (loss)	154,776	98,812,568	(84,753)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$191,001	$138,050,350	$(67,779)

[a]	For the period from June 3, 2014 (commencement of operations) to July 31, 2014.
[b]	Net of foreign withholding tax of $5,552, $2,114,840 and $178, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2014

	iShares MSCI Japan Minimum Volatility ETF[a]	iShares MSCI USA Minimum Volatility ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$14,077	$55,118,055
Interest — affiliated (Note 2)	—	343
Securities lending income — affiliated (Note 2)	—	120,945

Total investment income	14,077	55,239,343

EXPENSES
Investment advisory fees (Note 2)	4,986	3,597,855

Total expenses	4,986	3,597,855

Net investment income	9,091	51,641,488

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	(29,164,461)
In-kind redemptions — unaffiliated	—	115,825,795

Net realized gain	—	86,661,334

Net change in unrealized appreciation/depreciation on:
Investments	414,811	107,059,567
Translation of assets and liabilities in foreign currencies	(170)	—

Net change in unrealized appreciation/depreciation	414,641	107,059,567

Net realized and unrealized gain	414,641	193,720,901

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$423,732	$245,362,389

[a]	For the period from June 3, 2014 (commencement of operations) to July 31, 2014.
[b]	Net of foreign withholding tax of $1,564 and $5,157, respectively.

See notes to financial statements.

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI Asia ex Japan Minimum Volatility ETF	iShares MSCI EAFE Minimum Volatility ETF
	Period from June 3, 2014[a] to July 31, 2014	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$36,225	$39,237,782	$11,489,121
Net realized gain (loss)	(2,852)	8,707,061	(2,437,877)
Net change in unrealized appreciation/depreciation	157,628	90,105,507	23,103,947

Net increase in net assets resulting from operations	191,001	138,050,350	32,155,191

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(37,084,063)	(11,043,532)

Total distributions to shareholders	—	(37,084,063)	(11,043,532)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,051,746	465,950,196	655,368,444
Cost of shares redeemed	—	(56,947,160)	(11,598,387)

Net increase in net assets from capital share transactions	5,051,746	409,003,036	643,770,057

INCREASE IN NET ASSETS	5,242,747	509,969,323	664,881,716

NET ASSETS
Beginning of period	—	737,553,225	72,671,509

End of period	$5,242,747	$1,247,522,548	$737,553,225

Undistributed net investment income included in net assets at end of period	$34,434	$3,244,194	$437,885

SHARES ISSUED AND REDEEMED
Shares sold	100,000	7,500,000	11,400,000
Shares redeemed	—	(900,000)	(200,000)

Net increase in shares outstanding	100,000	6,600,000	11,200,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Europe Minimum Volatility ETF	iShares MSCI Japan Minimum Volatility ETF
	Period from June 3, 2014[a] to July 31, 2014	Period from June 3, 2014[a] to July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$16,974	$9,091
Net realized gain (loss)	(29)	—
Net change in unrealized appreciation/depreciation	(84,724)	414,641

Net increase (decrease) in net assets resulting from operations	(67,779)	423,732

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,011,711	10,176,106

Net increase in net assets from capital share transactions	5,011,711	10,176,106

INCREASE IN NET ASSETS	4,943,932	10,599,838

NET ASSETS
Beginning of period	—	—

End of period	$4,943,932	$10,599,838

Undistributed net investment income included in net assets at end of period	$16,953	$9,091

SHARES ISSUED
Shares sold	200,000	200,000

Net increase in shares outstanding	200,000	200,000

[a]	Commencement of operations.

See notes to financial statements.

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI USA Minimum Volatility ETF
	Year ended July 31, 2014	Year ended July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$51,641,488	$42,846,493
Net realized gain	86,661,334	212,490,591
Net change in unrealized appreciation/depreciation	107,059,567	25,080,908

Net increase in net assets resulting from operations	245,362,389	280,417,992

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(56,182,406)	(35,193,612)

Total distributions to shareholders	(56,182,406)	(35,193,612)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	990,510,343	4,067,965,732
Cost of shares redeemed	(927,452,671)	(2,341,704,213)

Net increase in net assets from capital share transactions	63,057,672	1,726,261,519

INCREASE IN NET ASSETS	252,237,655	1,971,485,899

NET ASSETS
Beginning of year	2,325,294,297	353,808,398

End of year	$2,577,531,952	$2,325,294,297

Undistributed net investment income included in net assets at end of year	$3,722,929	$8,263,847

SHARES ISSUED AND REDEEMED
Shares sold	27,800,000	127,200,000
Shares redeemed	(26,400,000)	(70,300,000)

Net increase in shares outstanding	1,400,000	56,900,000

See notes to financial statements.

FINANCIAL STATEMENTS	41

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Asia ex Japan Minimum Volatility ETF

Period from Jun. 3, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$50.44

Income from investment operations:
Net investment income[b]	0.36
Net realized and unrealized gain[c]	1.63

Total from investment operations	1.99

Net asset value, end of period	$52.43

Total return	3.95%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,243
Ratio of expenses to average net assets[e]	0.35%
Ratio of net investment income to average net assets[e]	4.44%
Portfolio turnover rate[f]	0%[g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the year ended July 31, 2014 was 0%. See Note 4.
[g]	Rounds to less than 1%.

See notes to financial statements.

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI EAFE Minimum Volatility ETF

	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Period from Oct. 18, 2011[a] to Jul. 31, 2012
Net asset value, beginning of period	$58.54	$51.91	$49.77

Income from investment operations:
Net investment income[b]	2.47	1.95	1.38
Net realized and unrealized gain[c]	6.12	5.97	1.57

Total from investment operations	8.59	7.92	2.95

Less distributions from:
Net investment income	(2.15)	(1.29)	(0.81)

Total distributions	(2.15)	(1.29)	(0.81)

Net asset value, end of period	$64.98	$58.54	$51.91

Total return	14.83%	15.39%	6.02%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,247,523	$737,553	$72,672
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to waived fees[e]	0.33%	0.34%	0.34%
Ratio of net investment income to average net assets[e]	3.97%	3.38%	3.49%
Portfolio turnover rate[f]	20%	27%	25%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Europe Minimum Volatility ETF

Period from Jun. 3, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$25.06

Income from investment operations:
Net investment income[b]	0.08
Net realized and unrealized loss[c]	(0.42)

Total from investment operations	(0.34)

Net asset value, end of period	$24.72

Total return	(1.36)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,944
Ratio of expenses to average net assets[e]	0.25%
Ratio of net investment income to average net assets[e]	2.11%
Portfolio turnover rate[f]	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Japan Minimum Volatility ETF

Period from Jun. 3, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$50.88

Income from investment operations:
Net investment income[b]	0.05
Net realized and unrealized gain[c]	2.07

Total from investment operations	2.12

Net asset value, end of period	$53.00

Total return	4.17%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,600
Ratio of expenses to average net assets[e]	0.30%
Ratio of net investment income to average net assets[e]	0.55%
Portfolio turnover rate[f]	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI USA Minimum Volatility ETF

	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Period from Oct. 18, 2011[a] to Jul. 31, 2012
Net asset value, beginning of period	$33.75	$29.48	$25.32

Income from investment operations:
Net investment income[b]	0.76	0.83	0.56
Net realized and unrealized gain[c]	3.00	4.13	3.85

Total from investment operations	3.76	4.96	4.41

Less distributions from:
Net investment income	(0.85)	(0.69)	(0.25)

Total distributions	(0.85)	(0.69)	(0.25)

Net asset value, end of period	$36.66	$33.75	$29.48

Total return	11.27%	17.08%	17.50%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,577,532	$2,325,294	$353,808
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	2.15%	2.56%	2.48%
Portfolio turnover rate[f]	24%	26%	30%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Asia ex Japan Minimum Volatility[a]	Non-diversified
MSCI EAFE Minimum Volatility	Non-diversified
MSCI Europe Minimum Volatility[a]	Non-diversified
MSCI Japan Minimum Volatility[a]	Non-diversified
MSCI USA Minimum Volatility	Non-diversified

[a]	The Fund commenced operations on June 3, 2014.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2014, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of July 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI EAFE Minimum Volatility	$11,288,767	$11,288,767	$—
MSCI USA Minimum Volatility	41,861,771	41,861,771	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares MSCI EAFE Minimum Volatility ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.350%	First $30 billion
0.320	Over $30 billion, up to and including $60 billion
0.280	Over $60 billion, up to and including $90 billion
0.252	Over $90 billion[a]

[a]	Breakpoint level added effective July 1, 2014.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Asia ex Japan Minimum Volatility	0.35%
MSCI Europe Minimum Volatility	0.25
MSCI Japan Minimum Volatility	0.30
MSCI USA Minimum Volatility	0.15

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI EAFE Minimum Volatility ETF through December 31, 2015 in order to limit total annual operating expenses to 0.20% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) the iShares MSCI USA Minimum Volatility ETF (the “Group 1 Fund”) retains 70% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, the Fund retained 65% of securities lending income and paid no collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® TRUST

Pursuant to a securities lending agreement effective January 1, 2014, (i) the iShares MSCI EAFE Minimum Volatility ETF (the “Group 2 Fund”) retains 75% of securities lending income (commencing January 1, 2015 the amount the Fund will retain is expected to change to 70% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, the Fund retained 65% of securities lending income and paid no collateral investment fees.

For the year ended July 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
MSCI EAFE Minimum Volatility	$59,737
MSCI USA Minimum Volatility	65,099

In addition, commencing the business day following a “Hurdle Date” (the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013) and pursuant to a securities lending agreement, the Group 1 Fund will (i) receive for the remainder of that calendar year 75% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. The Group 2 Fund will (i) receive for the remainder of that calendar year 80% of securities lending income (for any Hurdle Date after January 1, 2015, the Fund will retain 75% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended July 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2014 were as follows:

iShares ETF	Purchases	Sales
MSCI Asia ex Japan Minimum Volatility	$5,070,862	$13,379
MSCI EAFE Minimum Volatility	255,515,056	192,457,765
MSCI Europe Minimum Volatility	23,077	—
MSCI USA Minimum Volatility	581,232,422	584,756,564

In-kind transactions (see Note 4) for the year ended July 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI EAFE Minimum Volatility	$402,555,638	$56,417,499
MSCI Europe Minimum Volatility	4,987,711	—
MSCI Japan Minimum Volatility	10,166,105	—
MSCI USA Minimum Volatility	977,144,944	917,463,091

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Except for iShares MSCI USA Minimum Volatility ETF, each fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The iShares MSCI Japan Minimum Volatility ETF invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the statement of assets and liabilities.

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2014, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Asia ex Japan Minimum Volatility	$—	$(1,791)	$1,791
MSCI EAFE Minimum Volatility	15,961,310	652,590	(16,613,900)
MSCI Europe Minimum Volatility	—	(21)	21
MSCI USA Minimum Volatility	110,623,371	—	(110,623,371)

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 was as follows:

iShares ETF	2014	2013
MSCI EAFE Minimum Volatility
Ordinary income	$37,084,063	$11,043,532

MSCI USA Minimum Volatility
Ordinary income	$56,182,406	$35,193,612

As of July 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Asia ex Japan Minimum Volatility	$34,687	$(1,061)	$157,375	$—	$191,001
MSCI EAFE Minimum Volatility	5,855,981	(1,809,277)	108,355,550	(5,970,246)	106,432,008
MSCI Europe Minimum Volatility	16,953	(8)	(84,724)	—	(67,779)
MSCI Japan Minimum Volatility	12,952	—	410,780	—	423,732
MSCI USA Minimum Volatility	3,722,929	(9,514,442)	124,783,214	(22,314,611)	96,677,090

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2014, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI Asia ex Japan Minimum Volatility	$1,061
MSCI EAFE Minimum Volatility	1,809,277
MSCI Europe Minimum Volatility	8
MSCI USA Minimum Volatility	9,514,442

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Asia ex Japan Minimum Volatility	$5,061,891	$217,663	$(60,284)	$157,379
MSCI EAFE Minimum Volatility	1,146,238,705	128,506,538	(20,103,926)	108,402,612
MSCI Europe Minimum Volatility	5,011,063	69,576	(154,181)	(84,605)
MSCI Japan Minimum Volatility	10,177,677	500,520	(89,570)	410,950
MSCI USA Minimum Volatility	2,492,466,230	180,241,303	(55,458,089)	124,783,214

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Asia ex Japan Minimum Volatility ETF, iShares MSCI EAFE Minimum Volatility ETF, iShares MSCI Europe Minimum Volatility ETF, iShares MSCI Japan Minimum Volatility ETF and iShares MSCI USA Minimum Volatility ETF (the “Funds”) at July 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	57

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended July 31, 2014, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Asia ex Japan Minimum Volatility	$44,635	$5,555
MSCI EAFE Minimum Volatility	38,160,123	2,113,572
MSCI Europe Minimum Volatility	19,160	178
MSCI Japan Minimum Volatility	15,641	1,564

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended July 31, 2014 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
MSCI EAFE Minimum Volatility	12.05%
MSCI USA Minimum Volatility	97.71

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2014:

iShares ETF	Qualified Dividend Income
MSCI Asia ex Japan Minimum Volatility	$14,204
MSCI EAFE Minimum Volatility	34,995,453
MSCI Europe Minimum Volatility	13,084
MSCI Japan Minimum Volatility	13,819
MSCI USA Minimum Volatility	51,483,092

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I.    iShares MSCI Asia ex Japan Minimum Volatility ETF, iShares MSCI Europe Minimum Volatility ETF and iShares MSCI Japan Minimum Volatility ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on March 18-19, 2014, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process.

In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including any proposed advisory fees, waivers/reimbursements, and gross and net total expenses of the Funds in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Funds’ applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included, in part, mutual funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by an “at cost” service provider), as applicable. In support of its review of the statistical information, the Board was provided with a general description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in identifying comparable funds in the Lipper Group, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the proposed investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in the Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fees and expense levels of the Funds supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year,

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to supporting iShares funds and their shareholders. The Board noted that BFA is an indirect wholly-owned subsidiary of BlackRock. The Board acknowledged that additional resources to support iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as risk management, investor education, product management, customized portfolio consulting support, and capital markets support. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Funds would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment and risk management processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Funds and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Funds to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Funds since the proposed relationships had not yet commenced. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following each Fund’s launch and will thus be in a position to evaluate whether, following the expiration of the Advisory Contract’s initial two-year term, any adjustments in the Funds’ fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually following an initial two-year period, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board considered certain information received at previous meetings regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts that track the same underlying indexes as the Funds. The Board further noted that BFA previously provided the Board with detailed information regarding how Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive, services provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of

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managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for investment companies, including the Funds, were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Funds by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally would not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Funds’ securities lending agent, and its affiliates, in the event of any lending of the Funds’ securities. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Funds and their shareholders to approve the Advisory Contract.

II.    iShares MSCI EAFE Minimum Volatility ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel

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throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal regarding adding additional breakpoints to the Fund. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered

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at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III.    iShares MSCI USA Minimum Volatility ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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“Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed,

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iSHARES® TRUST

a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of a lower fee. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub- advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	67

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total per Share
MSCI EAFE Minimum Volatility	$2.145869	$—	$—	$2.145869	100%	—%	—%	100%
MSCI USA Minimum Volatility	0.817409	—	0.031059	0.848468	96	—	4	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	69

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report (except for the iShares MSCI Asia ex Japan Minimum Volatility, iShares MSCI Europe Minimum Volatility and iShares MSCI Japan Minimum Volatility ETFs which commenced operations on June 3, 2014). The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI EAFE Minimum Volatility ETF

Period Covered: January 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.16%
Greater than 2.0% and Less than 2.5%	3	0.48
Greater than 1.5% and Less than 2.0%	12	1.92
Greater than 1.0% and Less than 1.5%	34	5.43
Greater than 0.5% and Less than 1.0%	181	28.91
Less than 0.5% and Greater than –0.5%	376	60.06
Less than –0.5% and Greater than –1.0%	17	2.72
Less than –1.0% and Greater than –1.5%	2	0.32

	626	100.00%

iShares MSCI USA Minimum Volatility ETF

Period Covered: January 1, 2012 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Less than 0.5% and Greater than –0.5%	625	99.84%
Less than –0.5%	1	0.16

	626	100.00%

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 311 funds (as of July 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (43)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	71

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).
Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	73

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-79-0714

JULY 31, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares Core MSCI EAFE ETF | IEFA | NYSE Arca
➢	iShares Core MSCI Europe ETF | IEUR | NYSE Arca
➢	iShares Core MSCI Pacific ETF | IPAC | NYSE Arca
➢	iShares Core MSCI Total International Stock ETF | IXUS | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

INTERNATIONAL MARKET OVERVIEW

International equities advanced for the 12-month period ended July 31, 2014 (the “reporting period”), although sluggish economic recovery in Europe, U.S. Federal Reserve Bank (“Fed”) actions, and slower economic growth in China kept volatility levels elevated.

European equities collectively delivered some of the strongest returns among international equity markets for the reporting period, despite slow and uneven economic recovery in the region. For the third quarter of 2013, the eurozone as a whole experienced gross domestic product (“GDP”) growth of 0.1%, representing a decline from the previous quarter. In the fourth quarter of 2013 and first quarter of 2014, GDP growth for the eurozone registered only 0.3% and 0.2%, respectively. Additionally, the growth rate stagnated in the second quarter of 2014, further calling into question the validity of true economic recovery. Underlying the GDP figures for the entire area, Germany experienced economic expansion throughout most of the reporting period, growing 0.8% in the first quarter of 2014 over the previous quarter, its fastest growth rate in three years, before declining in the second quarter. France’s economy demonstrated uneven growth throughout the first half of the reporting period before stagnating beginning in the first quarter of 2014 amid weak consumer spending and business investment. Elsewhere in Europe, Spain’s economy gained strength throughout the period, growing 0.6% in the second quarter of 2014, its fastest rate in more than six years. Italy’s economy expanded by 0.1% in the fourth quarter of 2013, but contracted in the first quarter and second quarter of 2014, as investment fell. In addition, unemployment levels remained stubbornly high among European markets.

The United Kingdom experienced healthy economic growth during the period. GDP growth remained solid throughout the reporting period, exceeding its pre-recession peak from 2008 in the second quarter of 2014 on the strength of its services and production sectors. The unemployment rate continued to fall, finishing the reporting period at its lowest rate since late 2008.

Japanese equities achieved positive returns but lagged broader international markets. Early in the reporting period, Japanese equities benefited from the Bank of Japan’s measures to improve economic conditions through quantitative easing, in which it had instituted a plan in early 2013 to purchase 7.5 trillion yen in bonds per month. The Nikkei Index rallied and the Japanese yen declined, which in turn helped export levels, although not to the extent that had been expected. In February 2014, export levels grew by 9.8% versus February 2013, short of the 12.4% rise that analysts had expected. Economic growth, as measured by GDP, was uneven during the reporting period. GDP growth was positive in the second quarter of 2013 and improved for the third and fourth quarters of 2013. The fourth quarter 2013 figures were revised downward in early 2014, however, and disappointing economic data provided cause for concern. The stock markets then strengthened when economic data indicated Japan’s economy grew at a strong pace in the first quarter of 2014, surpassing forecasts. Unfortunately, concerns surrounding a hike in the country’s consumption tax — its first increase in 17 years — weighed on markets late in the period. Following the tax increase on April 1, 2014, GDP declined sharply as the tax hike led to decreases in private consumption and investment during the second quarter of 2014.

Emerging market stocks as a group delivered double-digit returns, but slightly underperformed broad international indexes for the reporting period. Early in the reporting period, concern regarding the Fed tapering its quantitative easing program led investors to abandon emerging market holdings (in the past several years, emerging markets have benefited from investors seeking higher yielding alternatives in a low-interest rate environment). Political turmoil among certain emerging markets compounded investor aversion to emerging markets. As the reporting period progressed, rising expectations that the Fed would be slower to raise rates than originally anticipated, as well as reduced political unrest, helped to refuel investors’ appetite for risk, boosting returns for emerging markets equities.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI EAFE ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.62%	14.70%	15.52%	15.62%	14.70%	15.52%
Since Inception	16.34%	16.06%	16.20%	31.04%	30.49%	30.73%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,068.30	$0.72	$1,000.00	$1,024.10	$0.70	0.14%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI EAFE ETF

The iShares Core MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 15.62%, net of fees, while the total return for the Index was 15.52%.

The Index posted solid performance with periods of sharp volatility during the reporting period, trailing the performance of the broad U.S. stock market.

The European portion of the Index experienced volatility in January 2014 due to economic concerns in the eurozone. In the final months of the reporting period, European stocks were negatively impacted by tensions between Ukraine and Russia, as well as a failing bank in Portugal. Nevertheless, all of the European countries posted positive contributions to the Index’s return during the reporting period, as the European Central Bank continued to lower interest rates to aid stagnant economic growth.

The United Kingdom was the Index’s largest contributor to performance, as United Kingdom stocks advanced despite the European continent’s economic difficulties. Australian holdings were another source of strength, as rising commodity prices during 2014 helped boost Australia’s equity market. Small exposures to Spain and Italy also helped Index performance for the reporting period, as Spanish and Italian stocks soared on renewed optimism for the recently struggling Mediterranean economies.

European countries generally considered more economically stable, such as Germany, France and Switzerland trailed riskier countries during the reporting period. These countries, which together accounted for approximately 26% of the Index on average, posted double-digit returns while lagging other countries in the Index. Japan, which comprised approximately 21% of the Index on average, also lagged the broader Index, as political and economic reform contributed to uncertainty.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*
Financials	25.19%
Industrials	13.85
Consumer Discretionary	12.43
Consumer Staples	10.30
Health Care	10.01
Materials	8.41
Energy	6.60
Information Technology	5.15
Telecommunication Services	4.48
Utilities	3.58

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*
Japan	21.74%
United Kingdom	21.59
France	8.98
Germany	8.50
Switzerland	8.27
Australia	8.03
Spain	3.49
Sweden	3.13
Hong Kong	3.03
Italy	2.65

TOTAL	89.41%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI EUROPE ETF

Performance as of July 31, 2014

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(4.79)%	(4.79)%	(4.88)%

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

For the fiscal period ended 7/31/14, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/10/14) [a]	Ending Account Value (7/31/14)	Expenses Paid During Period [b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$952.10	$0.07	$1,000.00	$1,024.50	$0.25	0.05%

[a]	The beginning of the period (commencement of operations) is June 10, 2014.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (51 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares Core MSCI Europe ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization European equities, as represented by the MSCI Europe Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from June 10, 2014 (inception date of the Fund) through July 31, 2014 (the “reporting period”), the total return for the Fund was -4.79%, net of fees, while the total return for the Index was -4.88%.

The Index declined sharply during the short reporting period, as stagnant economic growth and a failing Portuguese bank challenged European markets.

The United Kingdom was the best performing country in the Index on a relative basis, as stocks generally held their value better than other European countries during the recent market decline. The United Kingdom represented approximately 33% of the Index on average, which was the largest country weighting in the Index during the reporting period.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI EUROPE ETF

The Portuguese stock market plummeted during the period. Although Portugal’s stock market has a significantly lower total market capitalization than many other countries in Europe, and thus less of an impact on overall Index performance, its performance had a direct impact on the regional markets. The equity markets in Germany and France declined sharply, as investors feared a broad financial contagion from a Portuguese bank failure. Italian stocks also declined sharply, detracting from Index performance, as Italy’s economy fell into recession during the second quarter of 2014. Several other countries detracted notably from Index performance, including Switzerland, Sweden and Spain.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Financials	22.36%
Industrials	12.56
Health Care	12.35
Consumer Staples	12.28
Consumer Discretionary	10.51
Energy	9.04
Materials	8.20
Telecommunication Services	4.62
Utilities	4.20
Information Technology	3.88

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*

United Kingdom	33.32%
France	13.86
Germany	13.15
Switzerland	12.81
Spain	5.52
Sweden	4.85
Italy	4.07
Netherlands	3.82
Denmark	2.37
Belgium	1.87

TOTAL	95.64%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI PACIFIC ETF

Performance as of July 31, 2014

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	4.02%	3.64%	4.13%

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

For the fiscal period ended 7/31/14, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/10/14) [a]	Ending Account Value (7/31/14)	Expenses Paid During Period [b]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,040.20	$0.07	$1,000.00	$1,024.50	$0.25	0.05%

[a]	The beginning of the period (commencement of operations) is June 10, 2014.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (51 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares Core MSCI Pacific ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization Pacific region equities, as represented by the MSCI Pacific Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from June 10, 2014 (inception date of the Fund) through July 31, 2014 (the “reporting period”), the total return for the Fund was 4.02%, net of fees, while the total return for the Index was 4.13%.

Index returns were positive during the short reporting period.

Japanese stocks represented approximately 63% of the Index on average due to the country’s large market capitalization relative to other stock markets in the Pacific region. The Japanese stock market advanced, finishing the reporting period with a solid return despite the contracting Japanese economy. Japanese consumer spending was a key driver of declining growth during the reporting period, as consumers faced slightly rising prices, an increased consumption tax and lower wages after decades of declining prices and stagnant growth. The yen finished the reporting period relatively unchanged, which had a neutral effect on Japan’s export-dependent economy.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI PACIFIC ETF

The rally in Japanese stocks buoyed the Index’s performance more than any other country. Japanese stocks appreciated during the reporting period despite grim economic news, as investors held on to optimism that economic reform and stimulus would improve business prospects. New reform measures were announced in June 2014, including a lower corporate tax rate and corporate governance laws. Hong Kong stocks also helped the Index’s performance, as foreign investors invested heavily in Hong Kong in July 2014.

Elsewhere, Australia posted a solid return during the period, but lagged the returns of Japan and Hong Kong. New Zealand stocks declined, although they represented less than 1% of the Index on average during the reporting period.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Financials	31.03%
Industrials	16.70
Consumer Discretionary	16.38
Materials	7.90
Information Technology	7.09
Consumer Staples	6.69
Health Care	5.11
Telecommunication Services	4.36
Utilities	2.69
Energy	2.05

TOTAL	100.00%

COUNTRY ALLOCATION

As of 7/31/14

Country	Percentage of Total Investments*

Japan	62.72%
Australia	23.08
Hong Kong	8.65
Singapore	4.82
New Zealand	0.73

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.82%	15.03%	15.77%	15.82%	15.03%	15.77%
Since Inception	13.24%	13.03%	13.17%	24.87%	24.45%	24.72%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,092.70	$0.83	$1,000.00	$1,024.00	$0.80	0.16%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

The iShares Core MSCI Total International Stock ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 15.82%, net of fees, while the total return for the Index was 15.77%.

The Index advanced during the reporting period. International stocks as a group slightly underperformed the broad U.S. stock market, largely due to performance in Europe.

The European portion of the Index experienced volatility during 2014 due to deflation concerns, tensions between Ukraine and Russia and a failing bank in Portugal. Nevertheless, all of the European countries in the Index delivered positive returns during the reporting period, as the European Central Bank continued to lower interest rates to aid stagnant economic growth.

The United Kingdom was the Index’s largest contributor to performance, as United Kingdom stocks gained despite the European continent’s economic difficulties. Australian and Canadian allocations were another source of strength, as rising commodity prices during 2014 helped their stock markets. Index constituents in Spain and Italy also performed strongly, as Spanish and Italian stocks soared on renewed optimism for the struggling Mediterranean economies. China’s manufacturing sector rebounded during the second half of the reporting period, leading to solid gains for the Index’s exposures to China and Hong Kong.

European countries generally considered more economically stable, such as Germany, France and Switzerland posted solid contributions to return while trailing riskier countries during the reporting period. Japan also lagged the broader Index, as slow consumer spending and economic reform contributed to market uncertainty. A few countries with very small weights within the Index declined, including Chile, Qatar and United Arab Emirates.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Financials	26.16%
Industrials	12.11
Consumer Discretionary	11.38
Consumer Staples	9.18
Materials	8.89
Energy	8.45
Health Care	7.78
Information Technology	7.41
Telecommunication Services	4.67
Utilities	3.38
Investment Companies	0.59

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 7/31/14

Country	Percentage of Total Investments*

Japan	15.30%
United Kingdom	15.20
Canada	7.82
France	6.29
Germany	6.01
Switzerland	5.83
Australia	5.64
China	4.21
South Korea	3.44
Taiwan	2.82

TOTAL	72.56%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2014 (or commencement of operations, as applicable) and held through July 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 98.93%

AUSTRALIA — 7.99%
Abacus Property Group	53,706	$129,320
Adelaide Brighton Ltd.	86,300	293,653
AGL Energy Ltd.	89,441	1,229,006
Ainsworth Game Technology Ltd.	26,524	92,966
ALS Ltd.	66,521	483,006
Alumina Ltd.[a]	416,499	621,487
Amcor Ltd.	192,326	1,864,941
AMP Ltd.	475,151	2,425,195
Ansell Ltd.	24,446	432,503
APA Group	134,524	934,250
APN News & Media Ltd.[a]	126,648	93,018
Aquarius Platinum Ltd.[a,b]	249,336	104,313
ARB Corp. Ltd.	12,928	147,115
Ardent Leisure Group	77,037	184,783
Aristocrat Leisure Ltd.	80,923	428,834
Arrium Ltd.	217,651	166,939
Asciano Ltd.	162,733	915,322
ASX Ltd.	30,354	1,021,286
Aurizon Holdings Ltd.	337,311	1,574,262
Australand Property Group	78,924	329,457
Australia and New Zealand Banking Group Ltd.	437,001	13,801,323
Australian Agricultural Co. Ltd.[a]	79,834	92,035
Automotive Holdings Group	46,035	167,343
Aveo Group	66,274	133,088
AWE Ltd.[a]	90,132	152,927
Bank of Queensland Ltd.	57,264	667,609
Beach Energy Ltd.	210,730	332,077
Beadell Resources Ltd.[a]	184,168	89,035
Bendigo and Adelaide Bank Ltd.	66,325	786,195
BHP Billiton Ltd.	512,601	18,433,536
BlueScope Steel Ltd.[a]	94,170	549,813
Boral Ltd.	130,106	648,343
Brambles Ltd.	249,163	2,184,429
BWP Trust	92,084	219,163
Cabcharge Australia Ltd.	25,274	108,557
Caltex Australia Ltd.	21,663	497,662
Cardno Ltd.	30,789	180,335
carsales.com Ltd.	39,392	421,528
CFS Retail Property Trust Group	322,713	651,057
Challenger Ltd.	89,223	670,241
Charter Hall Group	48,950	197,508
Charter Hall Retail REIT	51,297	191,240

Security	Shares	Value

Coca-Cola Amatil Ltd.	91,554	$792,446
Cochlear Ltd.	9,295	550,035
Commonwealth Bank of Australia	256,720	19,988,825
Computershare Ltd.	75,419	922,039
Cromwell Group	209,671	198,830
Crown Resorts Ltd.	60,661	917,571
CSL Ltd.	78,211	4,929,925
CSR Ltd.	89,650	315,054
David Jones Ltd.	86,606	321,265
Decmil Group Ltd.	41,193	76,594
Dexus Property Group	874,118	967,074
Domino’s Pizza Enterprises Ltd.	11,418	229,078
Downer EDI Ltd.	75,858	343,458
Drillsearch Energy Ltd.[a,b]	85,254	130,384
DUET Group	216,162	484,328
DuluxGroup Ltd.	66,108	339,263
Echo Entertainment Group Ltd.	136,994	425,393
Energy Resources of Australia Ltd.[a]	40,046	49,889
Energy World Corp. Ltd.[a]	196,337	63,887
Envestra Ltd.	167,767	204,325
Fairfax Media Ltd.	336,088	268,716
Federation Centres	226,772	543,941
FlexiGroup Ltd.	70,186	244,695
Flight Centre Travel Group Ltd.	9,925	438,295
Fortescue Metals Group Ltd.	269,603	1,233,197
G.U.D Holdings Ltd.	20,540	142,456
G8 Education Ltd.	44,075	204,473
Goodman Fielder Ltd.	294,990	175,521
Goodman Group	273,351	1,354,536
GPT Group (The)	263,661	997,661
GrainCorp Ltd. Class A	35,363	286,358
GWA Group Ltd.	53,456	146,609
Harvey Norman Holdings Ltd.	89,305	256,553
Hills Ltd.	47,636	80,824
Horizon Oil Ltd.[a]	301,675	105,175
iiNET Ltd.	25,883	183,604
Iluka Resources Ltd.	73,064	599,801
Incitec Pivot Ltd.	279,548	774,489
Independence Group NL	43,571	197,679
Insurance Australia Group Ltd.	374,804	2,195,268
Investa Office Fund	95,589	317,263
Invocare Ltd.	21,059	207,337
IOOF Holdings Ltd.	39,549	320,991
Iress Ltd.	29,330	238,869

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

James Hardie Industries SE	73,159	$930,458
JB Hi-Fi Ltd.[b]	18,696	346,243
Karoon Gas Australia Ltd.[a,b]	49,111	165,740
Leighton Holdings Ltd.	16,815	345,487
Lend Lease Group	89,653	1,131,898
M2 Group Ltd.	30,450	172,121
Macquarie Atlas Roads Group	74,688	234,004
Macquarie Group Ltd.	46,470	2,528,248
Magellan Financial Group Ltd.	18,232	200,861
Mayne Pharma Group Ltd.[a]	104,256	84,326
McMillan Shakespeare Ltd.	13,451	118,801
Mermaid Marine Australia Ltd.	98,659	186,198
Metcash Ltd.	161,438	436,759
Mineral Resources Ltd.	31,284	322,841
Mirvac Group	584,618	986,487
Monadelphous Group Ltd.[b]	15,219	226,386
Mount Gibson Iron Ltd.	156,653	107,046
Myer Holdings Ltd.	126,025	267,137
National Australia Bank Ltd.	374,514	12,297,915
Navitas Ltd.	38,675	178,342
Newcrest Mining Ltd.[a]	130,110	1,318,499
Nine Entertainment Co. Holdings Ltd.[a]	84,397	168,697
Northern Star Resources Ltd.	83,246	132,730
Nufarm Ltd.	35,657	144,204
Orica Ltd.	62,299	1,274,226
Origin Energy Ltd.	177,655	2,366,826
Orora Ltd.	203,271	277,802
OZ Minerals Ltd.	55,130	238,333
Pacific Brands Ltd.	254,841	133,863
PanAust Ltd.	97,915	207,552
Papillon Resources Ltd.[a]	61,833	105,774
Perpetual Ltd.	8,161	370,411
Platinum Asset Management Ltd.	40,144	239,606
Premier Investments Ltd.	17,038	153,809
Primary Health Care Ltd.	88,731	400,917
Programmed Maintenance Services Ltd.	41,827	109,660
Qantas Airways Ltd.[a]	176,291	218,803
QBE Insurance Group Ltd.	202,623	2,072,164
Qube Logistics Holdings Ltd.	108,222	228,394
Ramsay Health Care Ltd.	21,590	971,295
REA Group Ltd.	9,431	417,181
Recall Holdings Ltd.[a]	53,063	254,557
Regis Resources Ltd.	75,345	123,285

Security	Shares	Value

Retail Food Group Ltd.	22,840	$99,377
Rio Tinto Ltd.	70,690	4,362,525
Roc Oil Co. Ltd.[a]	152,497	87,901
SAI Global Ltd.	36,802	166,626
Sandfire Resources NLa	23,920	143,660
Santos Ltd.	153,830	2,082,309
Scentre Group[a]	849,298	2,684,613
Seek Ltd.	52,709	812,969
Senex Energy Ltd.[a]	183,534	116,029
Seven West Media Ltd.	143,316	273,144
Shopping Centres Australasia Property Group	125,684	207,406
Sigma Pharmaceuticals Ltd.	207,053	151,110
Sims Metal Management Ltd.[a]	30,625	339,672
Sirius Resources NLa	40,515	148,031
Sirtex Medical Ltd.	10,389	182,355
Skilled Group Ltd.	58,906	140,198
SMS Management & Technology Ltd.	33,909	129,569
Sonic Healthcare Ltd.	61,127	1,032,597
Southern Cross Media Group Ltd.	140,433	157,978
SP AusNet[a]	288,429	362,006
Spark Infrastructure Group	241,151	422,613
Steadfast Group Ltd.	117,350	145,649
Stockland Corp. Ltd.	365,568	1,379,866
STW Communications Group Ltd.	107,046	147,788
Suncorp Group Ltd.	204,481	2,716,614
Sundance Energy Australia Ltd.[a]	93,779	119,445
Super Retail Group Ltd.	33,228	291,621
Sydney Airport	173,028	691,716
Syrah Resources Ltd.[a,b]	19,454	101,284
Tabcorp Holdings Ltd.	131,115	426,642
Tatts Group Ltd.	221,475	733,023
Telstra Corp. Ltd.	682,148	3,481,719
Ten Network Holdings Ltd.[a]	405,862	107,539
Tiger Resources Ltd.[a]	236,750	71,535
Toll Holdings Ltd.	112,422	570,672
Tox Free Solutions Ltd.	36,485	110,240
TPG Telecom Ltd.	47,417	243,341
Transpacific Industries Group Ltd.[a]	269,908	272,263
Transurban Group	276,411	1,999,299
Treasury Wine Estates Ltd.	106,172	497,489
UGL Ltd.	29,760	192,568
Virtus Health Ltd.	17,059	124,499

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Wesfarmers Ltd.	181,024	$7,408,477
Western Areas NL	36,496	171,687
Westfield Corp.	320,773	2,230,705
Westpac Banking Corp.	495,129	15,931,722
Whitehaven Coal Ltd.[a,b]	145,501	230,639
Woodside Petroleum Ltd.	103,975	4,110,219
Woolworths Ltd.	199,575	6,855,882
WorleyParsons Ltd.	34,908	584,171

		197,657,562
AUSTRIA — 0.33%
AMAG Austria Metall AGc	1,196	42,727
AMS AG	11,680	418,748
Andritz AG	11,806	639,755
BUWOG AGa	8,600	166,273
CA Immobilien Anlagen AG	12,538	250,883
conwert Immobilien Invest SE	12,029	147,557
Erste Group Bank AG	44,969	1,158,545
EVN AG	5,891	81,344
Flughafen Wien AG	1,563	146,683
IMMOFINANZ AG	150,505	476,254
Kapsch TrafficCom AG	1,232	48,463
Lenzing AG	1,479	86,369
Mayr-Melnhof Karton AG	1,296	154,764
Oesterreichische Post AG	5,058	237,171
OMV AG	23,490	944,775
Palfinger AG	2,211	68,648
Raiffeisen International Bank Holding AG	19,625	540,657
RHI AG	3,474	107,838
S IMMO AG	12,412	98,813
Schoeller-Bleckmann Oilfield Equipment AG	1,929	229,451
Semperit AG Holding	2,064	115,409
Telekom Austria AG	37,444	358,216
UNIQA Insurance Group AG	19,918	250,513
Vienna Insurance Group AG	6,278	312,311
Voestalpine AG	17,708	780,931
Wienerberger AG	19,159	288,391
Zumtobel AG	4,858	100,133

		8,251,622
BELGIUM — 1.21%
Ablynx NVa	12,179	143,401
Ackermans & van Haaren NV	3,907	473,304
Ageas	35,014	1,258,123
Agfa-Gevaert NVa	35,731	106,660

Security	Shares	Value

Anheuser-Busch InBev NV	128,224	$13,893,232
Arseus NV	5,598	301,665
Barco NV	1,870	137,613
Befimmo SA	3,124	244,400
Bekaert NV	6,018	224,935
Belgacom SA	24,227	791,592
bpost SA	9,866	247,777
Cofinimmo SA	2,661	329,908
Colruyt SA	11,261	546,036
Compagnie d’Entreprises CFE SA	1,370	134,583
Delhaize Brothers and Co. “The Lion” (Delhaize Group) SA	16,305	1,064,953
Econocom Group SA	13,227	120,433
Elia System Operator SA	4,517	219,690
Euronav SAa	13,805	167,718
EVS Broadcast Equipment SA	3,424	175,464
Galapagos NVa,b	8,483	166,054
GIMV NV	3,349	163,958
Groupe Bruxelles Lambert SA	12,396	1,232,329
KBC Ancora SCA[a]	6,150	190,083
KBC Groep NVa	40,897	2,225,471
Kinepolis Group	3,485	135,575
Melexis NV	4,079	188,673
Mobistar SAa	6,725	133,846
SA D’Ieteren NV	3,117	131,768
Solvay SA	9,307	1,504,917
Telenet Group Holding NVa	8,235	440,627
Tessenderlo Chemie NVa	4,573	132,378
UCB SA	18,282	1,679,025
Umicore SA	17,043	823,208
Viohalco SAa,b	9,212	52,729
Warehouses De Pauw SCA	2,545	192,292

		29,974,420
DENMARK — 1.53%
A.P. Moeller-Maersk A/S Class A	438	983,413
A.P. Moeller-Maersk A/S Class B	1,051	2,450,284
ALK-Abello A/S	1,166	168,042
Alm. Brand A/Sa	16,641	85,418
Auriga Industries A/S Class Ba	2,564	138,052
Bang & Olufsen A/S Class Ba,b	7,788	95,746
Bavarian Nordic A/Sa	5,821	119,621
Carlsberg A/S Class B	16,827	1,615,716
Christian Hansen Holding A/S	16,360	676,797

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Coloplast A/S Class B	17,933	$1,518,824
D/S Norden A/S	5,829	178,894
Danske Bank A/S	104,094	3,013,454
DSV A/S	28,544	901,638
FLSmidth & Co. A/Sb	8,249	423,568
Genmab A/Sa,b	7,604	304,744
GN Store Nord A/S	26,768	684,117
Jyske Bank A/S Registered[a,b]	11,580	656,958
Matas A/S	6,079	154,381
NKT Holding A/S	4,247	266,781
Novo Nordisk A/S Class B	318,816	14,756,927
Novozymes A/S Class B	38,520	1,908,094
Pandora A/S	18,722	1,284,916
Rockwool International A/S Class B	1,123	187,543
Royal Unibrew A/Sa	1,558	228,172
Schouw & Co. A/S	2,102	97,332
SimCorp A/S	7,279	235,805
Solar Holdings A/S Class B	1,226	87,795
Spar Nord Bank AS	17,692	192,104
Sydbank A/Sa	11,726	321,151
TDC A/S	128,027	1,294,792
Topdanmark A/Sa	15,123	467,114
TrygVesta A/S	3,289	330,860
United International Enterprises Ltd.	455	94,645
Vestas Wind Systems A/Sa	36,350	1,643,376
William Demant Holding A/Sa,b	3,551	308,971

		37,876,045
FINLAND — 0.94%
Amer Sports OYJ Class A	17,864	352,555
Cargotec Corp. OYJ Class Bb	6,244	228,161
Caverion Corp.	17,415	144,468
Citycon OYJ	41,126	151,323
Cramo OYJ	6,807	138,711
Elisa OYJ	22,320	639,989
Fortum OYJ	71,058	1,825,452
Huhtamaki OYJ	13,321	355,222
Kemira OYJ	14,269	194,547
Kesko OYJ Class B	10,211	389,376
Kone OYJ Class B	49,873	2,099,996
Konecranes OYJ	7,562	246,271
Metsa Board OYJ Class B	23,632	112,566
Metso OYJ	18,111	712,194
Neste Oil OYJ[b]	20,401	376,692

Security	Shares	Value

Nokia OYJ	599,729	$4,758,455
Nokian Renkaat OYJ	18,529	643,843
Oriola-KD OYJ Class Ba	24,334	72,606
Orion OYJ Class B	16,078	597,399
Outokumpu OYJ[a,b]	32,000	260,107
Outotec OYJ[b]	28,209	293,834
PKC Group OYJ	4,136	114,553
Ramirent OYJ	12,324	117,570
Rautaruukki OYJ	11,696	178,694
Sampo OYJ Class A	70,760	3,521,981
Sanitec Corp.	12,032	138,510
Sanoma OYJ[b]	13,082	102,659
Sponda OYJ	30,963	159,500
Stockmann OYJ Abp Class B	4,838	69,329
Stora Enso OYJ Class R	86,230	777,633
Technopolis OYJ	18,008	99,752
Tieto OYJ	8,745	232,846
UPM-Kymmene OYJ	83,775	1,369,752
Uponor OYJ	9,157	141,389
Valmet OYJ	22,109	232,365
Wartsila OYJ Abp	23,865	1,204,452
YIT OYJ[b]	17,975	184,468

		23,239,220
FRANCE — 8.93%
AB Science SAa,b	4,166	57,079
ABC Arbitrage	14,328	89,720
Accor SA	27,232	1,318,999
Aeroports de Paris	4,599	629,807
Air France-KLM[a,b]	7,876	85,179
Airbus Group NV	94,483	5,481,497
Alcatel-Lucent[a,b]	454,106	1,606,478
ALSTOM[a]	34,701	1,248,501
Altamir Amboise SCA	7,863	122,040
ALTEN	4,298	206,997
Altran Technologies SA	25,145	264,442
ANF Immobilier	1,731	56,744
Aperam[a]	8,107	273,132
APRIL	3,302	73,826
ArcelorMittal[b]	162,638	2,474,222
Arkema SA	8,889	825,646
Assystem	3,238	92,931
Atos SA	12,623	985,676
AXA SA	289,069	6,648,652
Belvedere SAa,b	6,924	78,098
Beneteau SAa	7,084	124,830

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

BNP Paribas SA	168,845	$11,182,776
Boiron SA	1,488	113,165
Bollore	876	540,743
Bonduelle SCA	2,397	66,870
BOURBON SA	6,383	183,620
Bouygues SA	30,940	1,222,268
Bull[a]	15,365	101,353
Bureau Veritas SA	35,239	907,633
Cap Gemini SA	23,085	1,675,042
Carrefour SA	97,819	3,380,678
Casino Guichard-Perrachon SA	8,722	1,052,171
CGG[a]	25,451	263,369
Christian Dior SA	8,479	1,476,539
Club Mediterranee SAa	3,801	110,615
CNP Assurances SA	26,552	521,886
Compagnie de Saint-Gobain	70,735	3,447,388
Compagnie Generale des Etablissements Michelin Class B	29,468	3,235,477
Compagnie Plastic Omnium SA	10,439	277,322
Credit Agricole SA	159,828	2,164,161
Danone SA	90,440	6,545,363
Dassault Systemes SA	19,922	1,336,514
Derichebourg	22,350	66,089
Edenred SA	32,356	1,011,525
Eiffage SA	6,401	414,866
Electricite de France SA	39,277	1,268,621
Eramet[a]	794	99,119
Essilor International SA	32,499	3,173,003
Esso SA Francaise	881	40,078
Etablissements Maurel et Prom[a]	12,956	196,754
Euler Hermes Group	2,091	243,825
Eurazeo	6,374	479,041
Eurofins Scientific SE	1,524	454,620
Eutelsat Communications SA	24,474	844,525
Faiveley Transport SA	1,360	97,389
Faurecia	10,238	362,598
FFP[a]	1,177	78,741
Fonciere des Regions	4,184	419,809
GameLoft SAa	18,424	117,340
GDF Suez	231,108	5,952,534
Gecina SA	3,395	484,459
GL Events SA	2,155	50,604
Groupe Eurotunnel SA Registered	76,259	1,008,918

Security	Shares	Value

Groupe Fnac[a]	1,946	$86,054
Groupe Steria SCA[b]	4,940	137,152
Havas SA	42,210	330,390
Icade	5,844	563,691
Iliad SA	4,233	1,166,734
Imerys SA	5,236	408,647
Ingenico SAb	7,281	737,760
Ipsen SA	5,427	241,076
Ipsos SA	5,919	160,333
JCDecaux SA	10,664	365,843
Kering	12,054	2,579,714
Klepierre	15,685	741,979
Korian-Medica	6,385	231,092
L’Air Liquide SA	54,445	6,921,962
L’Oreal SA	38,093	6,442,411
Lafarge SA	29,789	2,315,333
Lagardere SCA	19,006	565,818
Legrand SA	42,105	2,332,613
LISI	676	105,282
LVMH Moet Hennessy Louis Vuitton SA	44,499	7,656,802
M6-Metropole Television	9,799	179,622
Mercialys	8,267	196,061
Mersen	2,918	82,693
Montupet	1,136	70,679
MPI	16,541	93,618
Natixis	149,959	969,116
Naturex	1,264	106,818
Neopost SA	5,670	398,289
Nexans SAa	4,823	219,214
Nexity	4,202	159,251
Numericable Group SAa	6,118	338,077
Orange	296,809	4,666,284
Orpea SA	5,650	370,312
Parrot SAa	2,781	64,187
Pernod Ricard SA	33,649	3,768,372
PSA Peugeot Citroen SAa,b	63,336	949,976
Publicis Groupe SA	28,870	2,099,435
Rallye SA	3,183	159,707
Remy Cointreau SA	4,263	348,793
Renault SA	30,613	2,554,688
Rexel SA	41,895	811,964
Rubis SCA	5,398	323,750
Safran SA	43,355	2,546,305
Saft Groupe SA	5,142	189,544

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Sanofi	190,142	$20,001,718
Sartorius Stedim Biotech SA	779	134,561
Schneider Electric SE	83,056	7,025,572
SCOR SE	23,153	744,264
SEB SA	3,477	281,692
Sechilienne-Sidec	4,347	109,928
SES SA Class A FDR	49,129	1,804,415
Societe BIC SA	4,487	618,372
Societe de la Tour Eiffel[a]	1,493	115,863
Societe Generale	114,817	5,769,394
Societe Television Francaise 1	19,284	284,983
Sodexo	14,545	1,450,055
Soitec SAa,b	37,574	114,122
Solocal Group[a,b]	163,291	133,275
Sopra Group SA	1,522	164,626
Stallergenes SA	1,222	90,336
STMicroelectronics NV	102,069	850,138
Suez Environnement SA	45,842	855,646
Technicolor SA Registered[a,b]	48,467	350,378
Technip SA	16,374	1,510,585
Teleperformance SA	9,146	635,853
Tessi SA	619	82,408
Thales SA	14,752	839,267
Total SA	341,934	22,001,549
Ubisoft Entertainment SAa	16,181	271,169
Unibail-Rodamco SE	15,357	4,122,890
Valeo SA	12,211	1,466,038
Vallourec SA	17,556	775,990
Veolia Environnement	66,172	1,171,360
Vicat SA	2,541	202,190
Vilmorin & Cie SA	757	89,132
Vinci SA	76,866	5,308,948
Virbac SA	687	147,073
Vivendi SA	191,948	4,820,633
Wendel	5,102	669,404
Zodiac Aerospace	29,877	934,426

		221,119,601
GERMANY — 7.91%
Aareal Bank AG	8,177	348,465
Adidas AG	33,205	2,639,485
ADVA Optical Networking SEa	19,252	71,559
AIXTRON SEa	18,183	246,816
Allianz SE Registered	72,654	12,141,663
Alstria Office REIT AG	12,416	164,266
Aurelius AG	4,431	156,517

Security	Shares	Value

Aurubis AG	5,621	$274,024
Axel Springer SE	6,153	347,132
Balda AG	9,828	38,292
BASF SE	146,577	15,226,762
Bauer AGa,b	2,152	46,804
Bayer AG Registered	132,284	17,508,447
Bayerische Motoren Werke AG	52,804	6,312,029
BayWa AG Registered	1,686	83,907
Bechtle AG	2,597	202,059
Beiersdorf AG	15,562	1,406,315
Bertrandt AG	899	112,468
Bijou Brigitte modische Accessoires AG	768	59,405
Bilfinger Berger SE	7,179	586,896
Borussia Dortmund GmbH & Co. KGaA	20,054	131,505
Brenntag AG	8,027	1,291,500
CANCOM SE	2,673	124,837
Carl Zeiss Meditec AG Bearer	5,179	153,835
Celesio AG	7,982	273,513
Cewe Stiftung & Co. KGAA	1,417	95,726
Comdirect Bank AG	5,761	59,700
Commerzbank AGa	156,883	2,272,270
Continental AG	17,646	3,815,433
CTS Eventim AG & Co. KGaA	7,754	227,313
Daimler AG Registered	153,574	12,715,230
Delticom AGb	1,835	65,997
Deutsche Bank AG Registered	222,113	7,631,769
Deutsche Beteiligungs AG	3,795	111,456
Deutsche Boerse AG	31,013	2,250,711
Deutsche EuroShop AG	6,607	312,235
Deutsche Lufthansa AG Registered	37,285	662,254
Deutsche Post AG Registered	154,730	4,971,796
Deutsche Telekom AG Registered	497,791	8,062,469
Deutsche Wohnen AG Bearer	53,994	1,171,436
DEUTZ AG	15,948	113,094
Dialog Semiconductor PLC[a]	11,519	352,251
DIC Asset AG	7,677	72,776
DMG MORI SEIKI AG	10,475	321,307
Draegerwerk AG & Co. KGaA	507	40,220
Drillisch AG	7,623	287,118
Duerr AG	4,335	332,237
E.ON SE	319,559	6,041,565

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

ElringKlinger AG	5,100	$184,686
Evotec AGa,b	20,410	110,217
Fraport AG	5,356	353,479
Freenet AG	20,982	555,864
Fresenius Medical Care AG & Co. KGaA	34,411	2,389,576
Fresenius SE & Co. KGaA	20,122	3,012,711
GAGFAH SAa	21,165	371,542
GEA Group AG	29,319	1,319,854
Gerresheimer AG	5,354	370,361
Gerry Weber International AG	4,301	196,467
Gesco AG	819	80,138
Grammer AG	2,199	108,172
H&R AGa	6,407	61,165
Hamborner REIT AG	10,300	108,446
Hamburger Hafen und Logistik AG	4,278	110,530
Hannover Rueck SE Registered	9,465	808,734
HeidelbergCement AG	22,340	1,662,832
Heidelberger Druckmaschinen AGa,b	40,322	132,557
Henkel AG & Co. KGaA	18,050	1,721,235
Hochtief AG	3,563	299,577
Hugo Boss AG	4,988	717,115
Indus Holding AG	4,142	218,078
Infineon Technologies AG	179,607	1,988,600
Jenoptik AG	8,171	108,617
K+S AG Registered	27,795	855,178
Kabel Deutschland Holding AG	3,435	491,086
KION Group AG	3,512	136,978
Kloeckner & Co. SEa	17,147	224,242
Kontron AGa	11,737	74,123
Krones AG	2,389	231,969
KUKA AGb	4,785	266,273
KWS Saat AG	332	116,829
Lanxess AG	14,719	936,746
LEG Immobilien AG	7,952	557,312
LEONI AG	5,524	379,238
Linde AG	29,431	6,021,001
LPKF Laser & Electronics AGb	5,920	105,309
MAN SE	4,720	560,552
Merck KGaA	20,578	1,827,665
METRO AGa	26,119	944,274
MLP AG	12,870	86,100
MorphoSys AGa	3,717	356,688
MTU Aero Engines Holding AG	8,269	715,393

Security	Shares	Value

Muenchener Rueckversicherungs-Gesellschaft AG Registered	28,532	$6,062,321
Nemetschek AG	1,079	108,711
Nordex SEa	11,192	205,381
NORMA Group SE	5,478	270,644
Osram Licht AGa	14,893	604,381
Pfeiffer Vacuum Technology AG	1,772	176,161
ProSiebenSat.1 Media AG Registered	35,182	1,481,169
PSI AGa	4,116	67,739
QIAGEN NVa	38,066	932,825
QSC AG	25,793	104,396
Rational AG	548	178,210
Rheinmetall AG	6,641	404,253
Rhoen Klinikum AG	13,591	421,886
RTL Group SA	6,340	646,399
RWE AG	78,757	3,167,102
SAF-Holland SA	8,824	122,197
Salzgitter AG	6,430	240,334
SAP SE	147,067	11,582,217
SGL Carbon SEa,b	5,330	171,728
Siemens AG Registered	126,712	15,665,560
Sixt SE	2,197	77,179
Sky Deutschland AGa	72,896	658,848
Software AG	10,125	254,282
Stada Arzneimittel AG	9,983	413,207
STRATEC Biomedical AG	1,190	62,081
Suedzucker AG	13,057	229,559
Symrise AG	19,811	1,039,344
TAG Immobilien AG	19,383	236,522
Takkt AG	6,037	100,969
Telefonica Deutschland Holding AGc	43,028	338,175
ThyssenKrupp AGa	72,491	2,052,856
Tom Tailor Holding AGa,b	4,710	91,379
TUI AG	27,446	389,445
United Internet AG Registered	20,491	821,138
Volkswagen AG	4,615	1,068,562
Vossloh AG	1,731	125,995
Wacker Chemie AG	2,696	313,722
Wacker Neuson SE	5,383	118,300
Wincor Nixdorf AG	5,459	277,959
Wirecard AG	19,252	716,749

		195,812,258

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

GREECE — 0.00%
Bank of Cyprus PCL[a,d]	69,804	$1

		1
HONG KONG — 3.01%
AIA Group Ltd.	1,933,800	10,442,453
ASM Pacific Technology Ltd.[b]	39,400	418,654
Bank of East Asia Ltd. (The)	198,400	848,635
BOC Hong Kong (Holdings) Ltd.	587,000	1,851,878
Brightoil Petroleum (Holdings) Ltd.[a,b]	517,000	159,435
Cafe de Coral Holdings Ltd.	52,000	185,857
Cathay Pacific Airways Ltd.	190,000	360,875
Champion REIT	300,000	139,741
Cheung Kong (Holdings) Ltd.	222,000	4,316,798
Cheung Kong Infrastructure Holdings Ltd.	98,000	692,950
China Public Procurement Ltd.[a,b]	1,828,000	81,375
Chow Sang Sang Holdings International Ltd.[b]	54,000	140,399
Citic Telecom International Holdings Ltd.	234,000	84,239
CK Life Sciences International (Holdings) Inc.	686,000	68,157
CLP Holdings Ltd.	300,500	2,502,858
CST Mining Group Ltd.[a]	11,144,000	76,210
Dah Sing Banking Group Ltd.	72,800	130,382
Dah Sing Financial Holdings Ltd.	27,200	154,776
Emperor International Holdings Ltd.	240,000	61,625
Emperor Watch & Jewellery Ltd.[b]	1,090,000	70,322
Esprit Holdings Ltd.[b]	313,700	493,821
Far East Consortium International Ltd.	162,000	62,082
FIH Mobile Ltd.[a]	462,000	261,699
First Pacific Co. Ltd.	372,250	449,099
G-Resources Group Ltd.[a]	4,265,400	123,283
Galaxy Entertainment Group Ltd.	379,000	3,225,147
Giordano International Ltd.	272,000	159,689
Global Brands Group Holding Ltd.[a]	944,000	247,265
Great Eagle Holdings Ltd.	39,000	141,909
Hang Lung Properties Ltd.	360,000	1,117,154
Hang Seng Bank Ltd.	116,600	1,982,939
Henderson Land Development Co. Ltd.	163,800	1,045,143

Security	Shares	Value

Hilong Holding Ltd.[b]	146,000	$82,513
HKT Trust and HKT Ltd.	440,200	521,989
Hong Kong and China Gas Co. Ltd. (The)	1,025,590	2,244,373
Hong Kong Exchanges and Clearing Ltd.	176,400	3,949,058
Hopewell Holdings Ltd.	75,500	263,031
Hsin Chong Construction Group Ltd.[b]	376,000	49,971
Hutchison Telecommunications Hong Kong Holdings Ltd.[b]	290,000	124,606
Hutchison Whampoa Ltd.	340,000	4,650,293
Hysan Development Co. Ltd.	105,000	506,706
Johnson Electric Holdings Ltd.[b]	62,750	242,902
K. Wah International Holdings Ltd.	194,000	142,433
Kerry Logistics Network Ltd.[b]	97,500	160,025
Kerry Properties Ltd.	106,500	391,643
Kowloon Development Co. Ltd.	50,000	60,838
Lai Sun Development Co. Ltd.[a]	2,114,000	53,463
Langham Hospitality Investments Ltd.[b]	146,000	67,442
Li & Fung Ltd.	944,000	1,266,779
Link REIT (The)	367,000	2,081,232
Luk Fook Holdings International Ltd.	63,000	196,315
Lung Cheong International Holdings Ltd.[a]	610,000	85,006
Macau Legend Development Ltd.[a,b]	286,750	171,679
Man Wah Holdings Ltd.	62,000	92,159
Melco International Development Ltd.[b]	150,000	450,965
MGM China Holdings Ltd.	169,200	624,399
Midland Holdings Ltd.[a,b]	168,000	91,478
MTR Corp. Ltd.	216,000	851,453
New World Development Co. Ltd.	838,000	1,062,902
Newocean Energy Holdings Ltd.[b]	192,000	131,798
NWS Holdings Ltd.	249,166	462,320
Orient Overseas International Ltd.	38,500	205,663
Pacific Basin Shipping Ltd.	336,000	204,200
Pacific Textile Holdings Ltd.	95,000	119,515
PCCW Ltd.	702,000	432,067
Power Assets Holdings Ltd.	225,500	2,017,848

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Prosperity REIT	256,000	$86,544
Regal Hotels International Holdings Ltd.[b]	80,000	48,000
Regal REIT	139,000	38,202
Sands China Ltd.	396,400	2,948,685
Shangri-La Asia Ltd.	214,000	339,637
Shun Tak Holdings Ltd.[a]	248,000	127,359
Singamas Container Holdings Ltd.	380,000	73,058
Sino Land Co. Ltd.	474,000	819,556
SITC International Holdings Co. Ltd.	207,000	91,079
SJM Holdings Ltd.	328,000	884,536
SmarTone Telecommunications Holding Ltd.[b]	80,000	116,232
SOCAM Development Ltd.[a,b]	60,000	57,445
SPT Energy Group Inc.	156,000	83,132
Stella International Holdings Ltd.[b]	71,500	199,276
Sun Hung Kai Properties Ltd.	255,000	3,879,265
Sunlight REIT	178,000	76,252
Swire Pacific Ltd. Class A	98,500	1,270,324
Swire Properties Ltd.	185,800	608,941
Techtronic Industries Co. Ltd.	226,000	682,370
Television Broadcasts Ltd.	27,900	180,719
Texwinca Holdings Ltd.	110,000	103,612
Truly International Holdings Ltd.	248,000	150,399
United Laboratories International Holdings Ltd. (The)[a]	108,000	71,907
Value Partners Group Ltd.	177,000	129,495
VTech Holdings Ltd.[b]	25,900	320,490
Wharf (Holdings) Ltd. (The)	248,000	1,990,387
Wheelock and Co. Ltd.	153,000	776,840
Wing Hang Bank Ltd.	24,000	377,185
Wynn Macau Ltd.[b]	262,000	1,124,057
Xinyi Glass Holdings Co. Ltd.[b]	374,000	221,020
Xinyi Solar Holdings Ltd.[b]	394,000	113,878
Yue Yuen Industrial (Holdings) Ltd.	123,500	415,117

		74,560,912
IRELAND — 0.35%
Aer Lingus Group PLC	41,232	73,098
Bank of Ireland[a]	3,890,601	1,379,491
C&C Group PLC	53,460	303,142
CRH PLC	114,375	2,675,031
Glanbia PLC	26,969	415,694

Security	Shares	Value

Irish Continental Group PLC	32,185	$114,118
Kerry Group PLC Class A	24,501	1,819,420
Kingspan Group PLC	23,064	394,386
Paddy Power PLC	6,957	491,115
Ryanair Holdings PLC SP ADR[a]	5,520	292,505
Smurfit Kappa Group PLC	36,128	784,788

		8,742,788
ISRAEL — 0.59%
Alony Hetz Properties & Investments Ltd.	16,214	118,798
Bank Hapoalim BM	168,993	989,174
Bank Leumi le-Israel BMa	214,062	843,856
Bezeq The Israel Telecommunication Corp. Ltd.	326,129	608,940
Cellcom Israel Ltd.	11,269	139,387
Clal Insurance Enterprises Holdings Ltd.[a]	3,862	72,741
Delek Automotive Systems Ltd.	4,751	49,782
Delek Group Ltd. (The)	855	336,801
Elbit Systems Ltd.	3,989	250,367
EZchip Semiconductor Ltd.[a]	4,892	119,320
First International Bank of Israel Ltd.	2,953	47,590
Frutarom	7,193	179,180
Gazit Globe Ltd.	15,034	201,266
Harel Insurance Investments & Financial Services Ltd.	20,450	119,880
Israel Chemicals Ltd.	73,765	602,673
Israel Corp. Ltd. (The)[a]	444	262,609
Israel Discount Bank Ltd. Class Aa	158,819	278,099
Ituran Location and Control Ltd.	4,309	100,800
Migdal Insurance & Financial Holdings Ltd.	67,282	107,919
Mizrahi Tefahot Bank Ltd.	23,957	304,015
NICE Systems Ltd.	9,941	395,656
Nitsba Holdings (1995) Ltd.[a]	7,165	108,256
Oil Refineries Ltd.[a]	239,777	72,624
Ormat Industries Ltd.	13,090	95,107
Osem Investment Ltd.	6,526	153,443
Partner Communications Co. Ltd.[a]	17,467	132,770
Paz Oil Co. Ltd.	859	138,108
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	1,683	83,485

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Shikun & Binui Ltd.	39,401	$94,413
Shufersal Ltd.	25,142	79,598
Strauss Group Ltd.	6,925	136,152
Teva Pharmaceutical Industries Ltd.	137,033	7,393,248

		14,616,057
ITALY — 2.63%
A2A SpA	219,854	251,217
ACEA SpA	10,301	150,232
Amplifon SpA	17,754	106,184
Ansaldo STS SpA	20,647	201,944
Assicurazioni Generali SpA	187,574	3,922,725
Astaldi SpA	11,340	109,397
Atlantia SpA	67,023	1,777,394
Autogrill SpA[a]	23,121	197,371
Autostrada Torino-Milano SpA	6,373	97,635
Azimut Holding SpA	17,916	463,132
Banca Carige SpA[a]	1,012,978	194,766
Banca Generali SpA	10,330	289,147
Banca Monte dei Paschi di Siena SpA[a,b]	707,951	1,278,772
Banca Popolare dell’Emilia Romagna SCa	79,533	675,736
Banca Popolare di Milano Scrl[a]	694,469	609,555
Banca Popolare di Sondrio Scrl	73,598	335,206
Banco Popolare SCa	59,199	920,400
Beni Stabili SpA	170,694	138,746
Brembo SpA	4,959	182,334
Buzzi Unicem SpA	14,966	243,298
CIR SpA[a]	75,771	105,437
CNH Industrial NVa	151,697	1,402,527
Credito Emiliano SpA	15,719	132,291
Credito Valtellinese Scarl[a]	190,405	233,617
Danieli & C. Officine Meccaniche SpA	2,489	71,201
Danieli & C. Officine Meccaniche SpA RNC	5,733	120,968
Davide Campari-Milano SpA	46,364	361,975
De’Longhi SpA	9,088	193,340
DiaSorin SpA[b]	3,821	152,864
EI Towers SpA[a]	3,231	174,220
Enel Green Power SpA	291,011	806,002
Enel SpA	1,059,933	6,047,165
Eni SpA	405,326	10,336,739
ERG SpA	9,024	133,781

Security	Shares	Value

Exor SpA	16,490	$633,226
Fiat SpA[a]	141,439	1,371,083
Finmeccanica SpA[a]	67,293	622,163
Geox SpA[a,b]	16,325	60,679
GTECH SpA	11,220	270,223
Hera SpA	103,026	278,455
Interpump Group SpA	14,184	181,147
Intesa Sanpaolo SpA	1,875,482	5,595,952
Intesa Sanpaolo SpA RNC	148,926	400,120
Iren SpA	89,888	126,885
Italcementi SpA	33,565	249,924
Luxottica Group SpA	26,483	1,464,852
Marr SpA	7,390	122,510
Mediaset SpA[a]	116,993	466,792
Mediobanca SpA[a]	99,355	880,708
Mediolanum SpA	38,893	296,621
Moncler SPA	16,565	250,896
Piaggio & C. SpA[a,b]	30,969	92,404
Pirelli & C. SpA	38,691	578,773
Prysmian SpA	33,448	712,475
Recordati SpA	16,653	275,179
Safilo Group SpA[a]	5,580	116,470
Saipem SpA[a]	42,962	1,003,656
Salvatore Ferragamo SpA	8,292	228,440
Saras SpA[a,b]	46,374	57,829
Snam SpA	327,590	1,932,971
Societa Cattolica di Assicurazioni Scrl	7,285	155,470
Societa Iniziative Autostradali e Servizi SpA	11,639	138,677
Sorin SpA[a]	57,354	157,930
Telecom Italia SpA[a]	1,630,331	1,886,897
Telecom Italia SpA RNC	963,746	903,289
Tenaris SA	75,001	1,616,660
Terna SpA	244,992	1,288,907
Tod’s SpA	2,054	225,494
Trevi Finanziaria Industriale SpA	8,633	68,959
UniCredit SpA	709,019	5,559,192
Unione di Banche Italiane SpA	141,409	1,170,235
Unipol Gruppo Finanziario SpA	33,991	187,105
UnipolSai SpA	153,668	466,730
World Duty Free SpA[a]	20,851	237,975
Yoox SpA[a]	9,603	253,507

		65,004,778

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

JAPAN — 21.63%
77 Bank Ltd. (The)	54,000	$284,086
ABC-MART Inc.	4,300	234,162
Accordia Golf Co. Ltd.[b]	14,100	177,287
Acom Co. Ltd.[a]	70,400	282,052
Activia Properties Inc.	38	339,223
Adastria Holdings Co. Ltd.	3,820	87,109
Adeka Corp.	13,700	190,376
Aderans Co. Ltd.	4,200	62,203
Advance Residence Investment Corp.	207	494,175
Advantest Corp.	26,700	302,739
AEON Co. Ltd.	101,100	1,143,378
AEON Delight Co. Ltd.	3,900	94,395
AEON Financial Service Co. Ltd.	19,100	441,862
AEON Mall Co. Ltd.	19,200	454,445
AEON REIT Investment Corp.	134	176,173
Ai Holdings Corp.	7,700	144,139
Aica Kogyo Co. Ltd.	9,100	198,220
Aichi Steel Corp.	24,000	96,387
Aida Engineering Ltd.	12,600	121,301
AIFUL Corp.[a,b]	52,400	285,860
Air Water Inc.	24,000	386,483
Aisin Seiki Co. Ltd.	30,700	1,206,087
Ajinomoto Co. Inc.	94,000	1,457,510
Akebono Brake Industry Co. Ltd.	17,400	84,940
Alfresa Holdings Corp.	7,400	446,871
Alpen Co. Ltd.	2,600	43,614
Alpine Electronics Inc.	8,800	139,828
Alps Electric Co. Ltd.	29,200	412,295
Amada Co. Ltd.	59,300	581,265
Amano Corp.	10,800	126,867
ANA Holdings Inc.	180,000	448,972
Anritsu Corp.	25,100	243,104
Aoki Holdings Inc.	8,500	112,165
Aoyama Trading Co. Ltd.	7,000	179,841
Aozora Bank Ltd.	175,000	599,018
Arcs Co. Ltd.	4,700	100,001
Ariake Japan Co. Ltd.	3,200	81,778
Asahi Co. Ltd.	5,300	71,536
Asahi Diamond Industrial Co. Ltd.	10,700	157,428
Asahi Glass Co. Ltd.	159,000	950,274
Asahi Group Holdings Ltd.	62,500	1,905,358
Asahi Holdings Inc.	4,000	69,471
Asahi Intecc Co. Ltd.	4,400	183,556

Security	Shares	Value

Asahi Kasei Corp.	204,000	$1,630,651
Asatsu-DK Inc.	5,700	146,720
ASICS Corp.	26,100	558,370
Askul Corp.[b]	4,000	110,429
Astellas Pharma Inc.	350,100	4,817,343
Atom Corp.	9,700	56,501
Autobacs Seven Co. Ltd.	9,500	156,493
Avex Group Holdings Inc.	8,000	138,319
Awa Bank Ltd. (The)	31,000	177,255
Azbil Corp.	9,600	243,559
Bandai Namco Holdings Inc.	29,500	754,748
Bando Chemical Industries Ltd.	24,000	99,655
Bank of Iwate Ltd. (The)	2,700	125,108
Bank of Kyoto Ltd. (The)	53,000	487,042
Bank of Nagoya Ltd. (The)	26,000	99,869
Bank of Saga Ltd. (The)	33,000	76,375
Bank of the Ryukyus Ltd.	6,700	99,098
Bank of Yokohama Ltd. (The)	182,000	1,049,153
Benesse Holdings Inc.	11,200	424,758
BIC Camera Inc.	13,600	118,629
BML Inc.	2,200	88,355
Bridgestone Corp.	104,600	3,806,226
Broadleaf Co. Ltd.	4,500	85,550
Brother Industries Ltd.	38,400	700,524
Calbee Inc.	12,200	365,401
Calsonic Kansei Corp.	28,000	185,968
Canon Electronics Inc.	4,100	78,822
Canon Inc.	180,000	5,937,278
Canon Marketing Japan Inc.	8,300	170,302
Capcom Co. Ltd.	10,000	183,887
Casio Computer Co. Ltd.[b]	34,700	589,497
Cawachi Ltd.	3,500	63,544
Central Glass Co. Ltd.	27,000	94,520
Central Japan Railway Co.	23,000	3,298,974
Century Tokyo Leasing Corp.	7,500	244,688
Chiba Bank Ltd. (The)	116,000	855,040
Chiyoda Co. Ltd.	4,200	93,488
Chiyoda Corp.	28,000	335,995
Chofu Seisakusho Co. Ltd.	3,300	86,162
Chubu Electric Power Co. Inc.[a]	105,700	1,240,627
Chugai Pharmaceutical Co. Ltd.	36,600	1,231,448
Chugoku Bank Ltd. (The)	25,600	396,814
Chugoku Electric Power Co. Inc. (The)	49,200	661,199
Citizen Holdings Co. Ltd.	45,100	364,010

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

CKD Corp.	11,900	$107,850
Coca-Cola East Japan Co. Ltd.	13,900	375,767
Coca-Cola West Co. Ltd.	12,100	202,618
cocokara fine Inc.	2,800	77,137
Colowide Co. Ltd.	10,200	135,392
COMSYS Holdings Corp.	17,300	323,508
Cosel Co. Ltd.	6,200	78,257
Cosmo Oil Co. Ltd.	99,000	200,243
Cosmos Pharmaceutical Corp.	1,600	197,287
CREATE HOLDINGS Co. Ltd.	2,100	76,681
Credit Saison Co. Ltd.	25,400	509,309
CyberAgent Inc.	8,400	283,853
Dai Nippon Printing Co. Ltd.	87,000	900,160
Dai-ichi Life Insurance Co. Ltd. (The)	172,800	2,475,173
Daibiru Corp.	10,300	115,285
Daicel Corp.	44,000	450,119
Daido Steel Co. Ltd.	49,000	232,528
Daiei Inc. (The)[a]	22,000	63,539
Daifuku Co. Ltd.	16,100	225,135
Daihatsu Motor Co. Ltd.	31,600	566,332
Daihen Corp.	19,000	84,251
Daiichi Sankyo Co. Ltd.	103,100	1,888,855
Daiichikosho Co. Ltd.	7,200	213,896
Daikin Industries Ltd.	37,700	2,632,236
Daikyo Inc.	66,000	140,555
Dainippon Screen Manufacturing Co. Ltd.	38,000	177,002
Daio Paper Corp.	18,000	158,934
Daiseki Co. Ltd.	7,800	140,322
Daishi Bank Ltd. (The)	46,000	170,876
Daito Trust Construction Co. Ltd.	11,700	1,419,337
Daiwa House Industry Co. Ltd.	95,000	1,950,163
Daiwa House REIT Investment Corp.	46	204,872
Daiwa Office Investment Corp.	45	227,111
Daiwa Securities Group Inc.	269,000	2,293,046
Daiwabo Holdings Co. Ltd.	57,000	109,194
Daiwahouse Residential Investment Corp.	57	268,274
DCM Holdings Co. Ltd.	13,200	88,954
Denki Kagaku Kogyo K.K.	74,000	279,205
Denso Corp.	78,300	3,645,650
Dentsu Inc.	35,100	1,407,959
DIC Corp.	132,000	306,783

Security	Shares	Value

Digital Garage Inc.	6,700	$108,414
DISCO Corp.	4,400	286,673
DMG Mori Seiki Co Ltd.	20,700	266,714
Don Quijote Holdings Co. Ltd.	9,800	536,529
Doshisha Co. Ltd.	4,100	76,071
Doutor Nichires Holdings Co. Ltd.	5,100	86,294
Dowa Holdings Co. Ltd.	39,000	367,492
Dr. Ci:Labo Co. Ltd.	2,600	92,031
DTS Corp.	5,400	107,386
Duskin Co. Ltd.	6,600	121,429
Earth Chemical Co. Ltd.	2,400	93,470
East Japan Railway Co.	53,900	4,361,898
Ebara Corp.	74,000	467,020
EDION Corp.	14,800	98,729
Eighteenth Bank Ltd. (The)	36,000	95,571
Eisai Co. Ltd.	40,100	1,715,368
Eizo Nanao Corp.	3,400	87,616
Electric Power Development Co. Ltd.	19,400	629,153
Enplas Corp.	1,900	115,107
EPS Co. Ltd.	6,100	82,452
Euglena Co. Ltd.[a,b]	10,200	143,128
Exedy Corp.	5,300	157,967
Ezaki Glico Co. Ltd.	15,000	281,373
FamilyMart Co. Ltd.	9,800	442,661
Fancl Corp.	6,200	76,449
FANUC Corp.	30,800	5,388,166
Fast Retailing Co. Ltd.	8,500	2,843,803
FCC Co. Ltd.	6,600	119,825
Fields Corp.	3,500	49,691
Foster Electric Co. Ltd.	6,400	84,952
FP Corp.	4,400	150,182
France Bed Holdings Co. Ltd.	34,000	62,488
Frontier Real Estate Investment Corp.	78	430,068
Fuji Co. Ltd.	2,900	58,290
Fuji Electric Co. Ltd.	93,000	484,738
Fuji Heavy Industries Ltd.	94,400	2,722,715
Fuji Kyuko Co. Ltd.	9,000	98,546
Fuji Machine Manufacturing Co. Ltd.	13,500	116,444
Fuji Oil Co. Ltd. New	11,900	190,590
Fuji Seal International Inc.	4,400	129,859
Fuji Soft Inc.	4,000	89,542
FUJIFILM Holdings Corp.	74,600	2,153,451

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Fujikura Ltd.	53,000	$265,425
Fujimi Inc.	6,500	90,640
Fujitsu Ltd.	301,000	2,344,542
Fujiya Co. Ltd.	32,000	61,613
Fukuoka Financial Group Inc.	122,000	631,147
Fukuoka REIT Corp.	107	194,574
Fukuyama Transporting Co. Ltd.	20,000	112,802
Funai Electric Co. Ltd.	5,900	61,791
Furukawa Co. Ltd.	53,000	109,778
Furukawa Electric Co. Ltd.	125,000	267,419
Futaba Corp.	6,400	105,676
Fuyo General Lease Co. Ltd.	3,500	142,267
Geo Holdings Corp.	7,700	65,667
Global One Real Estate Investment Corp. Ltd.	39	116,429
Glory Ltd.	10,000	336,461
GLP J-REIT	302	337,138
GMO Internet Inc.	14,500	159,897
Goldcrest Co. Ltd.	3,600	72,886
Gree Inc.[b]	23,100	184,872
GS Yuasa Corp.	59,000	383,255
GungHo Online Entertainment Inc.[b]	69,100	393,763
Gunma Bank Ltd. (The)	59,000	350,552
Gunze Ltd.	29,000	79,525
H.I.S. Co. Ltd.	7,300	231,064
H2O Retailing Corp.	28,000	233,345
Hachijuni Bank Ltd. (The)	65,000	404,532
Hakuhodo DY Holdings Inc.	38,300	405,589
Hamamatsu Photonics K.K.	11,500	546,847
Hankyu Hanshin Holdings Inc.	175,000	1,026,158
Hankyu REIT Inc.	18	98,546
Hanwa Co. Ltd.	36,000	150,882
Haseko Corp.	44,700	360,347
Heiwa Corp.	6,700	159,103
Heiwa Real Estate Co. Ltd.	8,000	128,128
Heiwa Real Estate REIT Inc.	119	99,519
Heiwado Co. Ltd.	5,200	85,862
Hibiya Engineering Ltd.	5,000	78,767
Higashi-Nippon Bank Ltd. (The)	30,000	80,517
Higo Bank Ltd. (The)	28,000	151,116
Hikari Tsushin Inc.	3,100	229,708
Hino Motors Ltd.	43,400	609,841
Hirose Electric Co. Ltd.	4,800	682,414
Hiroshima Bank Ltd. (The)	80,000	392,862

Security	Shares	Value

Hisamitsu Pharmaceutical Co. Inc.	9,900	$397,117
Hitachi Capital Corp.	9,000	243,390
Hitachi Chemical Co. Ltd.	17,300	306,684
Hitachi Construction Machinery Co. Ltd.	17,400	359,557
Hitachi High-Technologies Corp.	10,300	278,446
Hitachi Koki Co. Ltd.	8,400	71,474
Hitachi Ltd.	776,000	6,102,506
Hitachi Metals Ltd.	36,000	588,827
Hitachi Transport System Ltd.	8,600	131,130
Hitachi Zosen Corp.	30,200	159,465
Hogy Medical Co. Ltd.	1,900	106,977
Hokkaido Electric Power Co. Inc.[a]	29,300	255,860
Hokkoku Bank Ltd. (The)	43,000	145,933
Hokuetsu Bank Ltd. (The)	41,000	84,125
Hokuetsu Kishu Paper Co. Ltd.	23,500	104,434
Hokuhoku Financial Group Inc.	185,000	383,187
Hokuriku Electric Power Co.	28,600	373,787
Hokuto Corp.	4,300	82,040
Honda Motor Co. Ltd.	260,700	9,263,362
Honeys Co. Ltd.	8,580	88,274
HORIBA Ltd.	5,800	205,582
Hoshizaki Electric Co. Ltd.	6,700	344,007
Hosiden Corp.	11,200	67,852
House Foods Group Inc.	10,200	185,382
Hoya Corp.	70,400	2,307,759
Hulic Co. Ltd.	39,900	477,628
Hulic Reit Inc.[a]	104	179,207
Hyakugo Bank Ltd. (The)	36,000	145,631
Hyakujushi Bank Ltd. (The)	38,000	134,876
IBIDEN Co. Ltd.	20,000	403,948
IBJ Leasing Co. Ltd.	5,100	137,921
Ichibanya Co. Ltd.	1,600	70,015
Ichigo Group Holdings Co. Ltd.	34,100	102,464
IDEC Corp.	9,300	81,212
Idemitsu Kosan Co. Ltd.	14,400	297,844
Ihara Chemical Industry Co. Ltd.	9,600	84,392
IHI Corp.	215,000	1,009,822
Iida Group Holdings Co. Ltd.	27,100	408,997
Iino Kaiun Kaisha Ltd.	18,400	105,030
Inaba Denki Sangyo Co. Ltd.	3,700	124,131
Inabata & Co. Ltd.	10,000	95,493
Industrial & Infrastructure Fund Investment Corp.[b]	26	228,560

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

INPEX Corp.	143,000	$2,136,622
Internet Initiative Japan Inc.[b]	6,700	148,353
Iriso Electronics Co. Ltd.	1,900	118,248
Iseki & Co. Ltd.	43,000	109,972
Isetan Mitsukoshi Holdings Ltd.	54,400	684,530
Ishihara Sangyo Kaisha Ltd.[a]	89,000	85,681
Isuzu Motors Ltd.	192,000	1,349,891
IT Holdings Corp.	12,900	238,594
ITO EN Ltd.	9,100	222,910
ITOCHU Corp.	239,600	3,093,003
ITOCHU Enex Co. Ltd.	11,000	80,974
ITOCHU Techno-Solutions Corp.	4,200	190,324
Itoham Foods Inc.	25,000	110,371
Iwatani Corp.	32,000	250,187
Iyo Bank Ltd. (The)	36,700	375,440
Izumi Co. Ltd.	5,700	175,709
J-Oil Mills Inc.	18,000	57,587
J. Front Retailing Co. Ltd.	78,000	533,982
Jaccs Co. Ltd.	26,000	129,450
JAFCO Co. Ltd.	6,000	236,593
Japan Airlines Co. Ltd.	9,500	529,343
Japan Airport Terminal Co. Ltd.	6,600	227,199
Japan Display Inc.[a]	62,500	364,662
Japan Excellent Inc.	190	255,526
Japan Exchange Group Inc.	43,100	1,000,016
Japan Hotel REIT Investment Corp.	417	231,137
Japan Logistics Fund Inc.	138	317,641
Japan Petroleum Exploration Co. Ltd.	5,300	202,032
Japan Prime Realty Investment Corp.	129	448,461
Japan Pulp & Paper Co. Ltd.	21,000	68,002
Japan Real Estate Investment Corp.	190	1,075,315
Japan Rental Housing Investments Inc.	170	125,142
Japan Retail Fund Investment Corp.	370	818,904
Japan Securities Finance Co. Ltd.	20,600	130,609
Japan Steel Works Ltd. (The)	64,000	278,193
Japan Tobacco Inc.	176,100	6,253,875
JFE Holdings Inc.	78,500	1,669,466
JGC Corp.	34,000	1,039,490

Security	Shares	Value

Joyo Bank Ltd. (The)	104,000	$559,265
JSP Corp.	4,200	73,026
JSR Corp.	29,400	512,324
JTEKT Corp.	33,800	593,928
Juroku Bank Ltd. (The)	48,000	178,772
JVC Kenwood Corp.[a]	43,300	99,371
JX Holdings Inc.	362,100	1,882,068
K’s Holdings Corp.	7,500	215,588
kabu.com Securities Co. Ltd.	20,300	95,938
Kadokawa Corp.[b]	4,500	126,158
Kagome Co. Ltd.	9,900	166,452
Kagoshima Bank Ltd. (The)	22,000	145,904
Kajima Corp.	138,000	649,506
Kakaku.com Inc.	27,200	468,167
Kaken Pharmaceutical Co. Ltd.	12,000	269,441
Kamigumi Co. Ltd.	38,000	365,459
Kaneka Corp.	45,000	272,621
Kanematsu Corp.	73,000	132,037
Kansai Electric Power Co. Inc. (The)[a]	117,500	1,085,477
Kansai Paint Co. Ltd.	38,000	641,494
Kansai Urban Banking Corp.	54,000	64,589
Kao Corp.	83,000	3,427,831
Kappa Create Co. Ltd.[a]	6,700	73,753
Kasumi Co. Ltd.	8,400	65,592
Kato Sangyo Co. Ltd.	3,900	87,379
Kato Works Co. Ltd.	11,000	79,370
Kawasaki Heavy Industries Ltd.	232,000	913,697
Kawasaki Kisen Kaisha Ltd.	155,000	334,614
Kayaba Industry Co. Ltd.	36,000	165,936
KDDI Corp.	93,400	5,446,782
Keihin Corp.	7,500	116,473
Keikyu Corp.	74,000	657,714
Keio Corp.	91,000	733,593
Keisei Electric Railway Co. Ltd.	43,000	446,161
Keiyo Bank Ltd. (The)	39,000	198,347
Kenedix Inc.[a]	45,100	201,302
Kenedix Realty Investment Corp.	61	333,369
Kenedix Residential Investment Corp.	40	93,353
Kewpie Corp.	15,700	284,580
KEY Coffee Inc.	4,800	76,596
Keyence Corp.	7,300	3,211,830
Kikkoman Corp.	24,000	532,581
Kinden Corp.	23,000	259,445

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Kintetsu Corp.	288,000	$1,055,827
Kintetsu World Express Inc.	2,500	107,818
Kirin Holdings Co. Ltd.	131,300	1,854,556
Kisoji Co. Ltd.	3,800	74,422
Kissei Pharmaceutical Co. Ltd.	5,100	122,448
Kitz Corp.	18,200	105,659
Kiyo Bank Ltd. (The)	12,700	173,886
Koa Corp.	7,600	84,178
Kobayashi Pharmaceutical Co. Ltd.	4,200	262,615
Kobe Steel Ltd.	492,000	808,557
Koei Tecmo Holdings Co. Ltd.	6,600	97,426
Kohnan Shoji Co. Ltd.	5,400	55,925
Koito Manufacturing Co. Ltd.	16,200	447,554
Kokuyo Co. Ltd.	12,500	101,984
Komatsu Ltd.	149,700	3,361,281
Komeri Co. Ltd.	5,000	118,199
Komori Corp.	10,800	131,698
Konami Corp.	17,100	401,580
Konica Minolta Holdings Inc.	77,800	843,555
Konishi Co. Ltd.	4,300	93,623
Kose Corp.	4,500	188,384
Kubota Corp.	182,000	2,437,935
Kumagai Gumi Co. Ltd.[a]	45,000	124,277
Kurabo Industries Ltd.	44,000	78,728
Kuraray Co. Ltd.	54,100	718,107
Kureha Corp.	25,000	134,196
Kurita Water Industries Ltd.	16,000	372,325
Kuroda Electric Co. Ltd.	8,200	136,673
Kyocera Corp.	51,500	2,527,549
Kyoei Steel Ltd.	3,500	65,075
Kyokuto Kaihatsu Kogyo Co. Ltd.	6,500	98,162
KYORIN Holdings Inc.	8,700	180,032
Kyoritsu Maintenance Co. Ltd.	1,900	86,099
Kyowa Exeo Corp.	14,300	199,548
Kyowa Hakko Kirin Co. Ltd.	37,000	510,556
Kyushu Electric Power Co. Inc.[a]	71,000	796,062
Lawson Inc.	10,400	782,769
Leopalace21 Corp.[a,b]	46,100	208,455
Lintec Corp.	7,900	162,863
Lion Corp.	32,000	187,329
LIXIL Group Corp.	43,600	1,073,942
M3 Inc.	32,600	530,679
Mabuchi Motor Co. Ltd.	4,400	351,709
Maeda Corp.	22,000	189,118

Security	Shares	Value

Maeda Road Construction Co. Ltd.	11,000	$192,969
Makino Milling Machine Co. Ltd.	20,000	164,535
Makita Corp.	19,200	1,155,715
Mandom Corp.	2,900	107,021
Mani Inc.	1,800	103,272
Mars Engineering Corp.	2,600	53,120
Marubeni Corp.	260,000	1,848,962
Marudai Food Co. Ltd.	19,000	62,819
Maruha Nichiro Corp.	8,000	126,961
Marui Group Co. Ltd.	38,500	376,632
Maruichi Steel Tube Ltd.	6,900	192,839
MARUWA Co. Ltd.	2,000	73,710
Matsui Securities Co. Ltd.	22,000	210,298
Matsumotokiyoshi Co. Ltd.	5,900	194,496
Matsuya Co. Ltd.	7,100	78,432
Mazda Motor Corp.	87,600	2,130,477
McDonald’s Holdings Co. (Japan) Ltd.	9,800	247,108
Medipal Holdings Corp.	22,300	283,860
Megachips Corp.	5,200	73,372
MEGMILK SNOW BRAND Co. Ltd.	6,700	87,240
Meidensha Corp.	34,000	146,798
Meiji Holdings Co. Ltd.	9,900	715,291
Meitec Corp.	5,500	183,182
Melco Holdings Inc.	3,400	73,895
Message Co. Ltd.	2,500	98,459
MID REIT Inc.	31	72,439
Milbon Co. Ltd.	2,300	79,399
Minato Bank Ltd. (The)	36,000	67,565
Minebea Co. Ltd.	53,000	637,536
Ministop Co. Ltd.	3,400	54,057
Miraca Holdings Inc.	8,800	410,327
MIRAIT Holdings Corp.	10,400	104,268
Misawa Homes Co. Ltd.	7,700	89,853
Misumi Group Inc.	14,600	470,647
Mitsubishi Chemical Holdings Corp.	215,900	953,374
Mitsubishi Corp.	223,600	4,753,144
Mitsubishi Electric Corp.	310,000	4,148,004
Mitsubishi Estate Co. Ltd.	201,000	4,979,312
Mitsubishi Gas Chemical Co. Inc.	68,000	446,346
Mitsubishi Heavy Industries Ltd.	490,000	3,231,089
Mitsubishi Logistics Corp.	21,000	322,449

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Mitsubishi Materials Corp.	179,000	$661,448
Mitsubishi Motors Corp.	105,700	1,218,014
Mitsubishi Paper Mills Ltd.[a]	116,000	100,394
Mitsubishi Pencil Co. Ltd.	3,700	118,554
Mitsubishi Shokuhin Co. Ltd.	2,000	49,030
Mitsubishi Steel Manufacturing Co. Ltd.	36,000	80,167
Mitsubishi Tanabe Pharma Corp.	33,600	491,739
Mitsubishi UFJ Financial Group Inc.	2,039,200	12,207,240
Mitsubishi UFJ Lease & Finance Co. Ltd.	85,360	486,420
Mitsui & Co. Ltd.	277,000	4,487,597
Mitsui Chemicals Inc.	133,000	362,134
Mitsui Engineering & Shipbuilding Co. Ltd.	133,000	274,187
Mitsui Fudosan Co. Ltd.	150,000	5,024,311
Mitsui Mining & Smelting Co. Ltd.	96,000	288,462
Mitsui O.S.K. Lines Ltd.	178,000	664,676
Mitsui Sugar Co. Ltd.	20,000	77,017
Mitsui-Soko Co. Ltd.	23,000	102,660
Mitsumi Electric Co. Ltd.	16,300	122,684
Miura Co. Ltd.	4,300	155,968
Mixi Inc.	6,700	390,266
Miyazaki Bank Ltd. (The)	28,000	94,481
Mizuho Financial Group Inc.	3,674,000	7,199,018
Modec Inc.	5,000	126,805
Monex Group Inc.	38,500	125,794
MonotaRO Co. Ltd.	5,900	159,900
Mori Hills REIT Investment Corp.	189	277,706
MORI TRUST Sogo REIT Inc.	164	281,480
Morinaga & Co. Ltd.	32,000	68,148
Morinaga Milk Industry Co. Ltd.	34,000	122,993
Morita Holdings Corp.	8,000	80,362
MOS Food Services Inc.	4,500	97,934
Moshi Moshi Hotline Inc.	9,100	89,199
MS&AD Insurance Group Holdings Inc.	82,600	1,911,282
Murata Manufacturing Co. Ltd.	32,700	3,155,048
Musashi Seimitsu Industry Co. Ltd.	4,200	104,066
Musashino Bank Ltd. (The)	4,700	162,250
Nabtesco Corp.	19,700	451,145
Nachi-Fujikoshi Corp.	30,000	213,254
Nagaileben Co. Ltd.	3,800	76,898

Security	Shares	Value

Nagase & Co. Ltd.	15,000	$186,415
Nagoya Railroad Co. Ltd.	139,000	585,277
Nanto Bank Ltd. (The)	39,000	162,318
NEC Corp.	421,000	1,649,857
NEC Networks & System Integration Corp.	4,000	98,682
Net One Systems Co. Ltd.	20,100	133,498
Nexon Co. Ltd.	22,700	220,742
NGK Insulators Ltd.	43,000	1,036,165
NGK Spark Plug Co. Ltd.	29,000	877,036
NH Foods Ltd.	29,000	598,415
NHK Spring Co. Ltd.	27,600	273,491
Nichi-Iko Pharmaceutical Co. Ltd.	8,200	120,008
Nichicon Corp.	11,600	91,482
Nichiha Corp.	7,900	79,050
Nichii Gakkan Co.	9,100	77,961
Nichirei Corp.	43,000	205,728
Nidec Corp.	32,900	2,168,166
Nifco Inc.	7,700	256,080
Nihon Kohden Corp.	6,000	297,564
Nihon M&A Center Inc.	6,300	179,072
Nihon Parkerizing Co. Ltd.	7,500	167,234
Nihon Unisys Ltd.	11,700	106,834
Nikon Corp.	55,200	866,098
Nintendo Co. Ltd.	17,100	1,916,444
Nippon Accommodations Fund Inc.	74	283,162
Nippon Building Fund Inc.	220	1,240,823
Nippon Coke & Engineering Co. Ltd.	67,100	76,343
Nippon Denko Co. Ltd.	23,000	73,584
Nippon Electric Glass Co. Ltd.	64,000	364,078
Nippon Express Co. Ltd.	137,000	668,780
Nippon Flour Mills Co. Ltd.	19,000	96,631
Nippon Kayaku Co. Ltd.	26,000	333,233
Nippon Konpo Unyu Soko Co. Ltd.	10,000	173,385
Nippon Light Metal Holdings Co. Ltd.	78,200	133,838
Nippon Paint Co. Ltd.	29,000	677,940
Nippon Paper Industries Co. Ltd.[b]	16,500	290,256
Nippon Prologis REIT Inc.	215	502,402
Nippon Road Co. Ltd. (The)	15,000	85,185
Nippon Sharyo Ltd.	20,000	74,099
Nippon Sheet Glass Co. Ltd.[a]	167,000	235,474

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Nippon Shokubai Co. Ltd.	21,000	$272,417
Nippon Signal Co. Ltd. (The)	11,000	104,079
Nippon Soda Co. Ltd.	25,000	138,085
Nippon Steel & Sumikin Bussan Corp.	30,720	122,480
Nippon Steel & Sumitomo Metal Corp.	1,209,000	3,692,779
Nippon Suisan Kaisha Ltd.[a]	46,300	134,621
Nippon Telegraph and Telephone Corp.	60,000	4,002,528
Nippon Thompson Co. Ltd.	16,000	77,795
Nippon Valqua Industries Ltd.	40,000	118,637
Nippon Yakin Kogyo Co. Ltd.[a]	26,600	84,325
Nippon Yusen K.K.	261,000	753,800
Nipro Corp.[b]	18,100	156,297
Nishi-Nippon City Bank Ltd. (The)	116,000	305,694
Nishimatsu Construction Co. Ltd.	47,000	225,322
Nishimatsuya Chain Co. Ltd.	9,600	77,017
Nissan Chemical Industries Ltd.	22,800	422,588
Nissan Motor Co. Ltd.	395,600	3,931,572
Nissan Shatai Co. Ltd.	13,200	215,646
Nissha Printing Co. Ltd.	6,100	89,630
Nisshin OilliO Group Ltd. (The)	15,000	50,761
Nisshin Seifun Group Inc.	30,600	360,053
Nisshin Steel Co. Ltd.	13,600	186,738
Nisshinbo Holdings Inc.	24,000	245,753
Nissin Foods Holdings Co. Ltd.	9,400	520,115
Nissin Kogyo Co. Ltd.	6,900	125,540
Nitori Holdings Co. Ltd.	11,100	628,210
Nitta Corp.	3,800	92,566
Nitto Boseki Co. Ltd.	34,000	150,766
Nitto Denko Corp.	25,400	1,156,937
Nitto Kogyo Corp.	5,500	115,953
NKSJ Holdings Inc.	54,300	1,393,472
Noevir Holdings Co. Ltd.	3,300	70,663
NOF Corp.	26,000	183,303
NOK Corp.	15,600	321,147
Nomura Co. Ltd.	8,100	75,616
Nomura Holdings Inc.	565,100	3,628,488
Nomura Real Estate Holdings Inc.	22,400	420,402
Nomura Real Estate Master Fund Inc.	257	312,144
Nomura Real Estate Office Fund Inc.	59	280,269

Security	Shares	Value

Nomura Real Estate Residential Fund Inc.	27	$143,881
Nomura Research Institute Ltd.	18,100	575,553
Noritake Co. Ltd.	27,000	75,354
Noritz Corp.	4,700	93,237
North Pacific Bank Ltd.	55,400	228,420
NS Solutions Corp.	3,600	104,568
NSD Co. Ltd.	7,300	101,086
NSK Ltd.	76,000	1,085,661
NTN Corp.	77,000	375,135
NTT Data Corp.	20,600	791,268
NTT DOCOMO Inc.	241,600	4,285,296
NTT Urban Development Corp.	21,300	235,712
Obayashi Corp.	106,000	783,391
Obic Business Consultants Co. Ltd.	1,900	58,939
OBIC Co. Ltd.	11,700	417,552
Odakyu Electric Railway Co. Ltd.	97,000	958,351
Ogaki Kyoritsu Bank Ltd. (The)	44,000	121,515
Ohsho Food Service Corp.	2,000	84,504
Oiles Corp.	4,500	113,162
Oita Bank Ltd. (The)	30,000	109,399
Oji Holdings Corp.	130,000	529,683
Okabe Co. Ltd.	8,000	104,400
Okamoto Industries Inc.	24,000	84,251
Okasan Securities Group Inc.	29,000	216,016
Oki Electric Industry Co. Ltd.	122,000	274,051
Okinawa Electric Power Co. Inc. (The)	3,100	100,083
Okuma Corp.	25,000	233,140
Okumura Corp.	26,000	142,850
Olympus Corp.[a]	38,800	1,414,888
Omron Corp.	33,100	1,491,890
Ono Pharmaceutical Co. Ltd.	13,600	1,165,129
Onward Holdings Co. Ltd.	21,000	150,912
Oracle Corp. Japan	6,400	273,214
Orient Corp.[a]	75,800	187,961
Oriental Land Co. Ltd.	7,900	1,490,349
ORIX Corp.	212,000	3,491,243
ORIX JREIT Inc.	315	434,356
Osaka Gas Co. Ltd.	304,000	1,272,049
OSAKA Titanium Technologies Co. Ltd.	3,800	103,725
OSG Corp.	12,600	220,547
Otsuka Corp.	8,000	366,412

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Otsuka Holdings Co. Ltd.	63,100	$2,022,747
Oyo Corp.	3,300	56,511
Pacific Metals Co. Ltd.[a]	25,000	124,471
Pack Corp. (The)	3,300	65,625
Pal Co. Ltd.	2,800	79,697
Paltac Corp.	4,900	65,661
Panasonic Corp.	355,100	4,342,279
Paramount Bed Holdings Co. Ltd.	3,100	93,451
PARK24 Co. Ltd.	17,000	314,426
Penta-Ocean Construction Co. Ltd.	52,800	194,082
Pigeon Corp.	5,800	335,022
Pilot Corp.	2,600	116,303
Pioneer Corp.[a]	52,400	141,656
Plenus Co. Ltd.	4,200	98,389
Pola Orbis Holdings Inc.	3,700	154,354
Premier Investment Corp.	34	138,367
Press Kogyo Co. Ltd.	26,000	100,374
Prima Meat Packers Ltd.	32,000	83,707
Proto Corp.	4,100	59,525
Raito Kogyo Co. Ltd.	12,700	88,919
Rakuten Inc.	129,000	1,717,324
Relo Holdings Inc.	2,100	143,764
Rengo Co. Ltd.	35,000	161,326
Resona Holdings Inc.	356,700	2,006,969
Resorttrust Inc.	11,200	233,944
Ricoh Co. Ltd.	113,200	1,320,401
Ricoh Leasing Co. Ltd.	3,400	99,056
Riken Corp.	21,000	95,571
Ringer Hut Co. Ltd.	5,500	90,548
Rinnai Corp.	5,900	543,900
Riso Kagaku Corp.	2,700	79,686
Rohm Co. Ltd.	15,600	896,543
Rohto Pharmaceutical Co. Ltd.	16,100	250,185
Round One Corp.	14,200	83,542
Royal Holdings Co. Ltd.	4,700	77,377
Ryobi Ltd.	26,000	85,710
Ryohin Keikaku Co. Ltd.	3,800	460,796
Ryosan Co. Ltd.	5,100	109,851
Ryoyo Electro Corp.	7,700	86,259
Saint Marc Holdings Co. Ltd.	1,600	87,752
Saizeriya Co. Ltd.	6,000	80,984
Sakai Chemical Industry Co. Ltd.	22,000	70,599
Sakata Seed Corp.	5,100	69,332
San-A & Co. Ltd.	3,100	100,987

Security	Shares	Value

San-in Godo Bank Ltd. (The)	23,000	$165,061
Sanden Corp.	22,000	125,152
Sangetsu Co. Ltd.	4,400	116,808
Sanix Inc.[a,b]	6,500	78,062
Sanken Electric Co. Ltd.	20,000	164,535
Sankyo Co. Ltd.	7,800	306,053
Sankyo Tateyama Inc.	5,000	102,348
Sankyu Inc.	44,000	216,502
Sanrio Co. Ltd.[b]	9,500	276,496
Santen Pharmaceutical Co. Ltd.	12,300	727,223
Sanwa Holdings Corp.	38,000	270,492
Sanyo Shokai Ltd.	37,000	85,273
Sanyo Special Steel Co. Ltd.	19,000	86,653
Sapporo Holdings Ltd.	60,000	260,806
Sato Holdings Corp.	4,300	111,603
Sawada Holdings Co. Ltd.	6,000	46,093
Sawai Pharmaceutical Co. Ltd.	5,800	330,510
SBI Holdings Inc.	34,700	413,019
SCSK Corp.	8,800	245,940
Secom Co. Ltd.	33,500	2,064,696
Sega Sammy Holdings Inc.	31,600	633,936
Seikagaku Corp.	7,700	93,222
Seiko Epson Corp.	21,200	925,638
Seiko Holdings Corp.	25,000	99,188
Seino Holdings Co. Ltd.	24,000	261,856
Seiren Co. Ltd.	11,100	100,384
Sekisui Chemical Co. Ltd.	69,000	833,354
Sekisui House Ltd.	88,100	1,167,270
Sekisui House SI Residential Investment Corp.	157	161,221
Senko Co. Ltd.	19,000	98,109
Senshu Ikeda Holdings Inc.	34,900	178,853
Seria Co. Ltd.	3,200	139,875
Seven & I Holdings Co. Ltd.	120,000	5,053,338
Seven Bank Ltd.	96,200	390,095
Sharp Corp.[a]	252,000	798,872
Shiga Bank Ltd. (The)	36,000	215,646
Shikoku Chemicals Corp.	9,000	61,876
Shikoku Electric Power Co. Inc.[a]	30,600	407,365
Shima Seiki Manufacturing Ltd.	5,300	102,562
Shimachu Co. Ltd.	7,000	163,369
Shimadzu Corp.	39,000	375,835
Shimamura Co. Ltd.	3,900	389,109
Shimano Inc.	12,600	1,482,569
Shimizu Corp.	98,000	758,574

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Shin-Etsu Chemical Co. Ltd.	65,800	$4,210,279
Shinko Electric Industries Co. Ltd.	11,900	107,156
Shinko Plantech Co. Ltd.	9,300	70,450
Shinsei Bank Ltd.	275,000	588,321
Shionogi & Co. Ltd.	48,900	1,066,114
Ship Healthcare Holdings Inc.	6,500	214,907
Shiseido Co. Ltd.	58,000	1,154,529
Shizuoka Bank Ltd. (The)	84,000	915,680
Shizuoka Gas Co. Ltd.	15,100	99,849
SHO-BOND Holdings Co. Ltd.	4,000	171,148
Shochiku Co. Ltd.	15,000	141,926
Showa Corp.	9,200	103,510
Showa Denko K.K.	257,000	377,372
Showa Sangyo Co. Ltd.	17,000	62,819
Showa Shell Sekiyu K.K.	31,400	356,947
SIIX Corp.	4,000	74,488
Sintokogio Ltd.	10,900	77,482
SKY Perfect JSAT Holdings Inc.	29,300	175,797
SMC Corp.	8,900	2,492,969
SoftBank Corp.	153,900	11,332,045
Sohgo Security Services Co. Ltd.	10,000	229,883
Sojitz Corp.	205,600	353,880
Sony Corp.	167,200	2,881,105
Sony Financial Holdings Inc.	28,800	477,503
Sotetsu Holdings Inc.	58,000	231,808
Square Enix Holdings Co. Ltd.	13,800	284,763
Stanley Electric Co. Ltd.	23,400	614,610
Star Micronics Co. Ltd.	7,800	108,389
Starbucks Coffee Japan Ltd.	6,000	69,257
Start Today Co. Ltd.	9,700	260,811
Sugi Holdings Co. Ltd.	6,500	279,696
Sumco Corp.	21,300	198,429
Sumitomo Bakelite Co. Ltd.	28,000	112,180
Sumitomo Chemical Co. Ltd.	245,000	945,836
Sumitomo Corp.	177,300	2,362,908
Sumitomo Dainippon Pharma Co. Ltd.	27,800	342,516
Sumitomo Electric Industries Ltd.	125,000	1,856,737
Sumitomo Forestry Co. Ltd.	22,000	261,856
Sumitomo Heavy Industries Ltd.	90,000	445,471
Sumitomo Metal Mining Co. Ltd.	83,000	1,396,718
Sumitomo Mitsui Financial Group Inc.	204,000	8,450,819

Security	Shares	Value

Sumitomo Mitsui Trust Holdings Inc.	537,000	$2,360,847
Sumitomo Osaka Cement Co. Ltd.	68,000	247,309
Sumitomo Real Estate Sales Co. Ltd.	3,600	105,373
Sumitomo Realty & Development Co. Ltd.	58,000	2,426,654
Sumitomo Rubber Industries Inc.	27,600	404,197
Sumitomo Warehouse Co. Ltd. (The)	23,000	131,288
Sundrug Co. Ltd.	5,500	248,699
Suntory Beverage & Food Ltd.	22,600	852,706
Suruga Bank Ltd.	30,000	591,044
Suzuken Co. Ltd.	11,500	370,156
Suzuki Motor Corp.	58,700	1,977,311
Sysmex Corp.	23,300	915,369
T&D Holdings Inc.	93,900	1,195,722
T-Gaia Corp.	7,400	69,154
Tachi-S Co. Ltd.	4,800	81,451
Tadano Ltd.	18,000	317,168
Taiheiyo Cement Corp.	190,000	744,591
Taikisha Ltd.	5,400	126,185
Taisei Corp.	166,000	947,557
Taisho Pharmaceutical Holdings Co. Ltd.	5,300	380,872
Taiyo Holdings Co. Ltd.	3,200	99,577
Taiyo Nippon Sanso Corp.	39,000	346,254
Taiyo Yuden Co. Ltd.	18,700	202,757
Takara Holdings Inc.	28,400	263,743
Takasago Thermal Engineering Co. Ltd.	9,800	122,077
Takashimaya Co. Ltd.	41,000	380,756
Takata Corp.	7,300	146,802
Takeda Pharmaceutical Co. Ltd.	126,300	5,805,612
Tamron Co. Ltd.	3,800	85,508
TDK Corp.	19,900	964,667
Teijin Ltd.	162,000	404,862
Tekken Corp.[b]	23,000	86,332
Temp Holdings Co. Ltd.	7,700	246,346
Terumo Corp.	49,700	1,141,551
THK Co. Ltd.	19,000	463,198
Toa Corp.	47,000	85,010
Toagosei Co. Ltd.	32,000	135,985
Tobu Railway Co. Ltd.	153,000	807,886

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

TOC Co. Ltd.	12,900	$92,327
Tocalo Co. Ltd.	5,000	85,817
Tochigi Bank Ltd. (The)	21,000	87,811
Toda Corp.	34,000	147,460
Toho Bank Ltd. (The)	36,000	129,528
Toho Co. Ltd.	18,100	443,017
Toho Gas Co. Ltd.	71,000	395,614
Toho Holdings Co. Ltd.	8,900	169,198
Toho Titanium Co. Ltd.[a]	9,900	81,830
Toho Zinc Co. Ltd.	28,000	133,962
Tohoku Electric Power Co. Inc.	74,100	818,570
Tokai Carbon Co. Ltd.	42,000	121,301
Tokai Corp. (GIFU)	2,800	82,093
TOKAI Holdings Corp.	19,200	81,591
Tokai Rika Co. Ltd.	9,400	198,174
Tokai Rubber Industries Ltd.	8,200	81,573
Tokai Tokyo Financial Holdings Inc.	38,500	272,928
Token Corp.	1,710	79,651
Tokio Marine Holdings Inc.	111,500	3,547,703
TOKO Inc.	23,000	65,532
Tokuyama Corp.	58,000	201,916
Tokyo Broadcasting System Holdings Inc.	7,600	88,981
Tokyo Dome Corp.	33,000	157,242
Tokyo Electric Power Co. Inc.[a]	238,300	938,508
Tokyo Electron Ltd.	27,600	1,808,956
Tokyo Gas Co. Ltd.	389,000	2,241,663
Tokyo Ohka Kogyo Co. Ltd.	6,400	154,656
Tokyo Seimitsu Co. Ltd.	7,400	132,406
Tokyo Steel Manufacturing Co. Ltd.	20,100	122,748
Tokyo Tatemono Co. Ltd.	67,000	579,861
Tokyo Tomin Bank Ltd. (The)	6,700	80,008
Tokyotokeiba Co. Ltd.[b]	34,000	106,462
Tokyu Corp.	178,000	1,294,734
Tokyu Fudosan Holdings Corp.	81,200	623,795
TOKYU REIT Inc.	157	213,893
TOMONY Holdings Inc.	27,500	113,920
Tomy Co. Ltd.	13,900	72,585
TonenGeneral Sekiyu K.K.	45,000	395,148
Top REIT Inc.	30	132,591
Topcon Corp.	13,300	307,943
Toppan Forms Co. Ltd.	8,200	81,015
Toppan Printing Co. Ltd.	85,000	655,467

Security	Shares	Value

Topre Corp.	7,500	$107,138
TOPY Industries Ltd.	43,000	89,901
Toray Industries Inc.	236,000	1,612,194
Torii Pharmaceutical Co. Ltd.	2,600	78,252
Toshiba Corp.	646,000	2,902,241
Toshiba Machine Co. Ltd.	24,000	108,057
Toshiba Tec Corp.	24,000	159,401
Tosoh Corp.	85,000	377,741
Totetsu Kogyo Co. Ltd.	4,800	118,839
TOTO Ltd.	47,000	595,527
Towa Bank Ltd. (The)	102,000	101,172
Toyo Corp.	7,100	79,606
Toyo Engineering Corp.	26,000	115,544
Toyo Ink SC Holdings Co. Ltd.	31,000	148,315
Toyo Seikan Group Holdings Ltd.	27,900	440,334
Toyo Suisan Kaisha Ltd.	15,000	458,745
Toyo Tanso Co. Ltd.	3,200	79,599
Toyo Tire & Rubber Co. Ltd.	15,500	284,874
Toyobo Co. Ltd.	145,000	236,884
Toyoda Gosei Co. Ltd.	11,200	229,478
Toyota Boshoku Corp.	13,900	159,363
Toyota Industries Corp.	25,600	1,262,138
Toyota Motor Corp.	440,000	26,258,375
Toyota Tsusho Corp.	33,900	955,668
TPR Co. Ltd.	3,700	87,719
Trans Cosmos Inc.	4,800	103,622
Trend Micro Inc.	17,500	629,649
Trusco Nakayama Corp.	4,300	109,094
TS Tech Co. Ltd.	8,700	249,913
TSI Holdings Co. Ltd.	14,100	104,480
Tsubakimoto Chain Co.	25,000	216,123
Tsukuba Bank Ltd. (The)	23,600	81,241
Tsumura & Co.	11,200	271,518
Tsuruha Holdings Inc.	5,800	335,022
TV Asahi Holdings Corp.	5,200	92,688
UACJ Corp.	44,000	175,427
Ube Industries Ltd.	192,000	334,205
ULVAC Inc.[a]	6,900	138,825
Unicharm Corp.	20,000	1,233,821
Unipres Corp.	6,400	139,781
United Arrows Ltd.	4,200	165,819
United Urban Investment Corp.	408	658,212
Unitika Ltd.[a]	196,000	87,674
Universal Entertainment Corp.	3,300	57,762
UNY Co. Ltd.	34,000	203,666

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Ushio Inc.	19,300	$233,473
USS Co. Ltd.	33,400	589,823
Valor Co. Ltd.	6,200	101,952
Vital KSK Holdings Inc.	7,500	61,044
VT Holdings Co. Ltd.	15,400	83,263
Wacoal Holdings Corp.	14,000	149,074
Wacom Co. Ltd.[b]	28,500	132,752
Watami Co. Ltd.	6,100	82,749
Weathernews Inc.	2,800	85,496
Welcia Holdings Co. Ltd.	1,800	116,575
West Japan Railway Co.	25,300	1,155,826
Xebio Co. Ltd.	4,800	86,912
Yachiyo Bank Ltd. (The)	2,700	86,644
Yahoo! Japan Corp.	247,400	1,137,941
Yakult Honsha Co. Ltd.	14,200	759,469
Yamada Denki Co. Ltd.	144,600	518,864
Yamagata Bank Ltd. (The)	24,000	117,159
Yamaguchi Financial Group Inc.	32,000	330,471
Yamaha Corp.	27,400	424,449
Yamaha Motor Co. Ltd.	42,400	712,473
Yamanashi Chuo Bank Ltd. (The)	27,000	121,826
Yamato Holdings Co. Ltd.	58,900	1,240,030
Yamato Kogyo Co. Ltd.	6,500	213,643
Yamazaki Baking Co. Ltd.	18,000	229,474
Yamazen Corp.	12,100	96,720
Yaoko Co. Ltd.	1,700	96,378
Yaskawa Electric Corp.	38,400	505,602
Yellow Hat Ltd.	2,500	55,210
Yodogawa Steel Works Ltd.	15,000	67,681
Yokogawa Electric Corp.	36,000	460,349
Yokohama Reito Co. Ltd.	7,500	63,597
Yokohama Rubber Co. Ltd. (The)	34,000	297,564
Yondoshi Holdings Inc.	3,600	79,187
Yorozu Corp.	3,300	70,566
Yoshinoya Holdings Co. Ltd.[b]	8,600	117,164
Yuasa Trading Co. Ltd.	42,000	89,853
Zenkoku Hosho Co. Ltd.	8,800	226,001
Zenrin Co. Ltd.	6,600	77,273
Zensho Holdings Co. Ltd.[b]	15,800	159,022
Zeon Corp.	30,000	299,606

		535,394,601
LUXEMBOURG — 0.03%
Altice SAa	12,701	728,275

		728,275

Security	Shares	Value

NETHERLANDS — 2.42%
Aalberts Industries NV	15,447	$471,542
Accell Group NV	4,804	88,735
AEGON NV	290,060	2,362,755
Akzo Nobel NV	38,494	2,775,603
AMG Advanced Metallurgical Group NVa	10,108	98,364
Amsterdam Commodities NV	3,267	74,311
Arcadis NV	9,903	309,525
ASM International NV	7,874	299,574
ASML Holding NV	57,184	5,414,004
BE Semiconductor Industries NV	5,561	92,785
BinckBank NV	10,226	115,644
Brunel International	3,647	95,642
Corbion NV	11,751	223,972
Corio NV	10,447	555,280
Delta Lloyd NV	32,353	747,373
Eurocommercial Properties NV	6,737	336,497
Fugro NV CVA	12,075	465,545
Gemalto NVb	12,827	1,252,178
Grontmij NVa	16,200	88,068
Heineken Holding NV	15,712	1,001,520
Heineken NV	36,797	2,587,760
ING Groep NV CVA[a]	615,244	8,022,051
Koninklijke Ahold NV	148,463	2,593,291
Koninklijke DSM NV	27,519	1,902,880
Koninklijke KPN NVa	517,971	1,652,220
Koninklijke Philips NV	155,426	4,799,717
Koninklijke Ten Cate NV	4,829	124,637
Koninklijke Vopak NV	11,703	542,571
Nieuwe Steen Investments NV	22,217	130,053
Nutreco NV	11,728	500,969
OCI NVa	13,929	532,273
PostNL NVa	74,336	371,887
Randstad Holding NV	20,088	996,358
Reed Elsevier NV	112,027	2,521,936
Royal Boskalis Westminster NV CVA	14,218	759,806
SBM Offshore NVa	31,923	429,479
SNS REAAL NVa,b,d	3,991	—
TKH Group NV	6,370	200,292
TNT Express NV	70,113	565,682
TomTom NVa,b	16,642	121,177
Unilever NV CVA	259,786	10,711,101
USG People NV	12,866	178,000

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

VastNed Retail NV	3,171	$161,481
Wereldhave NV	3,058	272,133
Wolters Kluwer NV	48,029	1,329,919
Ziggo NV	23,779	1,071,732

		59,948,322
NEW ZEALAND — 0.25%
Air New Zealand Ltd.	90,404	151,926
Argosy Property Ltd.	94,404	80,526
Auckland International Airport Ltd.	157,116	509,406
Chorus Ltd.	68,344	101,512
Contact Energy Ltd.	64,390	302,767
Fisher & Paykel Healthcare Corp. Ltd.	95,291	384,172
Fletcher Building Ltd.	109,956	851,126
Freightways Ltd.	24,651	102,939
Goodman Property Trust	142,144	130,296
Infratil Ltd.	85,743	181,208
Kathmandu Holdings Ltd.	40,975	115,809
Kiwi Income Property Trust	118,364	118,042
Meridian Energy Ltd.	214,226	226,371
Metlifecare Ltd.	21,339	79,872
Mighty River Power Ltd.	115,860	233,057
New Zealand Oil & Gas Ltd.	81,194	55,475
Nuplex Industries Ltd.	34,271	86,390
Precinct Properties New Zealand Ltd.	119,424	112,511
Ryman Healthcare Ltd.	63,460	436,280
Sky Network Television Ltd.	66,723	382,260
SKYCITY Entertainment Group Ltd.	96,787	308,876
Telecom Corp. of New Zealand Ltd.	303,404	731,340
Trade Me Group Ltd.	79,101	233,637
Warehouse Group Ltd.(The)	14,794	39,804
Xero Ltd.[a,b]	10,722	231,239
Z Energy Ltd.	36,745	119,447

		6,306,288
NORWAY — 1.01%
Aker ASA Class A	4,452	170,359
Aker Solutions ASA	25,229	373,345
Archer Ltd.[a,b]	55,164	86,100
Atea ASA	15,251	179,800
Austevoll Seafood ASA	16,450	111,007
Bakkafrost P/F	7,548	147,411

Security	Shares	Value

BW LPG Ltd.[c]	13,622	$176,276
BW Offshore Ltd.	58,621	77,720
Cermaq ASA	8,350	105,402
Det norske oljeselskap ASA[a,b]	18,570	204,923
DNB ASA	155,782	2,770,315
DNO ASA[a]	104,639	351,895
Electromagnetic GeoServices ASa	82,560	73,409
Gjensidige Forsikring ASA	32,801	633,307
Golden Ocean Group Ltd.[b]	61,430	94,222
Hoegh LNG Holdings Ltd.[a,b]	11,074	139,347
Kvaerner ASA	40,412	70,582
Leroey Seafood Group ASA	3,793	137,012
Marine Harvest ASA	51,113	696,326
Nordic Semiconductor ASA[a,b]	20,211	109,109
Norsk Hydro ASA	211,570	1,256,376
Norwegian Air Shuttle ASa,b	5,462	165,645
Norwegian Property ASA[a]	109,969	159,766
Opera Software ASA	22,688	266,216
Orkla ASA	128,657	1,169,507
Polarcus Ltd.[a]	167,190	87,072
Prosafe SE	39,344	292,922
REC Silicon ASA[a,b]	339,822	189,388
Salmar ASA	9,976	194,830
Schibsted ASA	12,476	604,184
Seadrill Ltd.[b]	60,771	2,193,258
Sevan Drilling ASa,b	122,127	58,174
Songa Offshore SEa	151,146	61,437
SpareBank 1 SMN	20,447	173,691
Statoil ASA	179,577	5,135,211
Stolt-Nielsen Ltd.[b]	6,049	137,345
Storebrand ASA[a]	76,536	425,575
Subsea 7 SA	45,114	752,133
Telenor ASA	121,857	2,803,579
TGS-NOPEC Geophysical Co. ASA	17,194	488,679
Thin Film Electronics ASA[a]	70,091	52,863
Tomra Systems ASA	27,814	230,751
Yara International ASA	29,377	1,343,831

		24,950,300
PORTUGAL — 0.23%
Altri SGPS SA	26,833	75,036
Banco BPI SAa,b	81,643	164,622
Banco Comercial Portugues SA Registered[a,b]	5,939,036	851,858

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

BANIF — Banco Internacional do Funchal SAa,b	8,109,444	$97,654
CTT-Correios Portugal SA	19,274	205,020
Energias de Portugal SA	379,633	1,779,346
Galp Energia SGPS SA Class B	60,964	1,081,616
Jeronimo Martins SGPS SA	41,167	538,146
NOS SGPS	33,005	197,045
Portucel SA	21,444	98,414
Redes Energeticas Nacionais SA	37,382	131,645
Semapa — Sociedade de Investimento e Gestao SGPS SA	10,051	147,527
Sonae SGPS SA	149,219	224,412

		5,592,341
SINGAPORE — 1.65%
AIMS AMP Capital Industrial REIT	98,675	118,219
ARA Asset Management Ltd.[b]	91,200	125,707
Ascendas India Trust[b]	183,000	123,188
Ascendas REIT	332,000	619,914
Ascott Residence Trust	119,200	117,973
Asian Pay Television Trust[b]	237,000	161,438
Biosensors International Group Ltd.	220,000	149,858
Boustead Singapore Ltd.	54,000	79,625
Cache Logistics Trust	130,000	125,536
Cambridge Industrial Trust[b]	218,000	124,911
CapitaCommercial Trust	351,000	468,338
CapitaLand Ltd.	412,000	1,139,079
CapitaMall Trust Management Ltd.	383,000	604,648
CapitaRetail China Trust	108,220	147,866
CDL Hospitality Trusts	131,000	183,716
Chip Eng Seng Corp. Ltd.[b]	94,000	62,524
City Developments Ltd.	67,000	568,065
ComfortDelGro Corp. Ltd.	349,000	724,374
COSCO Corp. (Singapore) Ltd.[b]	178,000	101,991
CWT Ltd.[b]	61,000	82,614
DBS Group Holdings Ltd.	268,000	3,913,099
Ezion Holdings Ltd.	189,200	325,985
Ezra Holdings Ltd.[b]	136,000	128,060
First REIT	99,000	96,790
First Resources Ltd.	111,000	201,034
Frasers Centrepoint Trust	85,000	132,147
Frasers Commercial Trust	92,000	103,586

Security	Shares	Value

Genting Singapore PLC	968,000	$1,035,605
Global Logistic Properties Ltd.	518,000	1,158,168
GMG Global Ltd.[b]	1,197,000	79,618
Golden Agri-Resources Ltd.	1,203,000	515,771
GuocoLeisure Ltd.	112,000	97,832
Ho Bee Land Ltd.[b]	35,000	63,109
Hong Leong Asia Ltd.	57,000	72,629
Hutchison Port Holdings Trust	928,000	691,360
Hyflux Ltd.	139,000	131,999
Indofood Agri Resources Ltd.	126,000	97,944
Jardine Cycle & Carriage Ltd.	18,000	670,754
Keppel Corp. Ltd.	223,000	1,958,633
Keppel Infrastructure Trust	71,000	58,889
Keppel Land Ltd.	102,000	297,536
Keppel REIT Management Ltd.[b]	238,880	243,120
KrisEnergy Ltd.[a]	69,000	42,577
Lippo Malls Indonesia Retail Trust	364,000	121,056
M1 Ltd.[b]	58,000	174,300
Mapletree Commercial Trust	214,000	240,093
Mapletree Greater China Commercial Trust[b]	310,000	228,553
Mapletree Industrial Trust	176,000	198,165
Mapletree Logistics Trust	252,000	237,288
Midas Holdings Ltd.[b]	237,000	82,618
Neptune Orient Lines Ltd.[a,b]	160,000	121,810
Noble Group Ltd.	727,000	827,295
OSIM International Ltd.[b]	53,000	121,898
OUE Hospitality Trust	128,500	93,194
OUE Ltd.[b]	33,000	64,791
Oversea-Chinese Banking Corp. Ltd.	400,000	3,199,102
Parkway Life REIT	73,000	139,816
Perennial China Retail Trust	203,000	88,661
Raffles Education Corp. Ltd.[a]	348,000	107,369
Raffles Medical Group Ltd.[b]	42,000	131,602
Sabana Shari’ah Compliant Industrial REIT	131,000	108,130
SATS Ltd.	108,000	260,512
SembCorp Industries Ltd.	153,000	671,908
SembCorp Marine Ltd.[b]	125,000	414,713
Singapore Airlines Ltd.	78,000	645,703
Singapore Exchange Ltd.	127,000	718,532
Singapore Post Ltd.	255,000	359,659
Singapore Press Holdings Ltd.[b]	232,000	771,567

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Singapore Technologies Engineering Ltd.	235,000	$715,631
Singapore Telecommunications Ltd.	1,256,000	4,096,582
SMRT Corp. Ltd.	164,000	207,653
Soilbuild Business Space REIT	185,000	120,087
Stamford Land Corp. Ltd.	141,000	72,881
Starhill Global REIT	215,000	142,144
StarHub Ltd.	85,000	290,179
Suntec REIT[b]	366,000	525,015
Super Group Ltd.[b]	101,000	119,385
Swiber Holdings Ltd.[b]	222,000	93,401
Tat Hong Holdings Ltd.[b]	90,000	63,469
Tiger Airways Holdings Ltd.[a,b]	307,400	104,696
United Engineers Ltd.[b]	71,000	136,555
United Overseas Bank Ltd.	204,000	3,949,706
UOL Group Ltd.	74,000	393,172
Vard Holdings Ltd.[a,b]	123,000	106,948
Venture Corp. Ltd.	37,000	240,470
Wheelock Properties (Singapore) Ltd.	39,000	59,226
Wilmar International Ltd.	307,000	804,496
Wing Tai Holdings Ltd.	69,000	109,208
Yangzijiang Shipbuilding	343,000	299,611
Yanlord Land Group Ltd.	129,000	125,087
Ying Li International Real Estate Ltd.[a,b]	447,000	93,136

		40,942,902
SPAIN — 3.46%
Abengoa SA Class Bb	76,130	405,614
Abertis Infraestructuras SA	67,025	1,472,088
Acciona SA	4,523	372,668
Acerinox SAb	22,192	369,083
Actividades de Construcciones y Servicios SA	29,786	1,304,610
Almirall SAa	12,828	196,183
Amadeus IT Holding SA Class A	61,706	2,435,598
Atresmedia Corporacion de Medios de Comunicacion SA	13,933	204,879
Banco Bilbao Vizcaya Argentaria SA	948,335	11,697,736
Banco de Sabadell SA	555,673	1,809,656
Banco Popular Espanol SA	287,305	1,761,386
Banco Santander SA	1,894,435	19,129,793
Bankia SAa	750,157	1,476,458
Bankinter SA	114,935	995,745

Security	Shares	Value

Bolsas y Mercados Espanoles	1,895	$86,182
CaixaBank SA	291,233	1,753,125
Construcciones y Auxiliar de Ferrocarriles SA	346	143,977
Corporacion Financiera Alba SA	2,951	180,641
Distribuidora Internacional de Alimentacion SA	102,915	854,843
Duro Felguera SA	22,831	142,964
Ebro Foods SA	13,358	273,100
Enagas SA	12,699	422,913
Ence Energia y Celulosa SA	39,314	83,900
FAES FARMA SA	52,621	146,446
Ferrovial SA	67,478	1,415,678
Fomento de Construcciones y Contratas SAa,b	11,738	255,214
Gamesa Corporacion Tecnologica SAa	35,511	446,677
Gas Natural SDG SA	58,693	1,802,685
Grifols SA	25,422	1,150,375
Grupo Catalana Occidente SA	8,586	301,562
Iberdrola SA	839,231	6,250,013
Inditex SA	175,045	5,118,665
Indra Sistemas SA	18,402	284,998
Inmobiliaria Colonial SAa	355,174	272,303
International Consolidated Airlines Group SAa	169,483	951,066
Jazztel PLC[a]	38,511	518,884
Liberbank SAa,b	268,728	230,117
Mapfre SA	160,684	619,616
Mediaset Espana Comunicacion SAa,b	34,869	407,296
Melia Hotels International SAb	11,408	132,796
NH Hotel Group SAa,b	32,743	177,650
Obrascon Huarte Lain SA	7,285	275,411
Pescanova SAa,d	498	—
Promotora de Informaciones SAa,b	156,198	71,476
Prosegur Compania de Seguridad SA	50,178	339,719
Red Electrica Corporacion SA	7,050	605,592
Repsol SA	142,371	3,546,969
Sacyr SAa	57,257	324,826
Tecnicas Reunidas SA	5,596	315,147
Telefonica SA	656,728	10,728,954
Tubacex SA	21,478	112,077

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Tubos Reunidos SA	32,705	$115,962
Viscofan SA	7,903	442,954
Zardoya Otis SA	28,383	434,071
Zeltia SAa,b	41,340	159,025

		85,527,366
SWEDEN — 3.11%
AAK AB	4,331	246,717
AF AB	12,028	201,600
Alfa Laval AB	51,063	1,161,607
Arcam ABa,b	2,821	77,613
Assa Abloy AB Class B	53,749	2,646,220
Atlas Copco AB Class A	105,564	3,158,077
Atlas Copco AB Class B	65,773	1,780,055
Avanza Bank Holding AB	4,293	151,680
Axfood AB	2,899	147,596
Axis Communications ABb	7,473	234,926
Betsson AB	6,205	215,640
Bilia AB	3,415	92,719
Billerud AB	29,181	431,845
BioGaia AB Class B	3,895	103,213
Boliden AB	44,640	725,906
Castellum AB	24,840	417,240
CDON Group ABa	15,410	56,455
Clas Ohlson AB Class B	6,650	126,386
East Capital Explorer ABa	11,045	86,365
Electrolux AB Class B	38,754	964,648
Elekta AB Class Bb	60,391	740,245
Fabege AB	22,492	308,103
Fastighets AB Balder Class Ba	15,388	195,527
Fingerprint Cards ABa	11,397	81,196
Getinge AB Class B	32,419	790,530
Hakon Invest AB	11,880	370,027
Hennes & Mauritz AB Class B	151,619	6,211,023
Hexagon AB Class B	40,725	1,264,925
Hexpol AB	4,085	343,377
HIQ International AB	17,663	94,889
Holmen AB Class B	6,759	227,846
Hufvudstaden AB Class A	17,633	241,926
Husqvarna AB Class B	68,327	539,714
Industrial & Financial Systems Class B	3,542	115,913
Industrivarden AB Class C	19,059	355,185
Indutrade AB	5,804	258,854
Intrum Justitia AB	13,730	420,492
Investment AB Kinnevik Class B	38,438	1,597,420

Security	Shares	Value

Investor AB Class B	73,074	$2,634,746
JM AB	13,288	421,001
Klovern AB	16,344	81,413
Kungsleden AB	22,300	156,611
Lindab International ABa	10,896	103,028
Loomis AB Class B	10,664	317,328
Lundbergforetagen AB	6,007	269,386
Lundin Petroleum ABa	36,265	650,632
Meda AB Class A	38,170	615,168
Medivir ABa	6,480	113,068
Mekonomen AB	3,975	91,519
Millicom International Cellular SA SDR	10,643	906,187
Modern Times Group MTG AB Class B	9,328	364,154
NCC AB Class B	14,261	446,460
Net Entertainment NE ABa	7,073	177,185
Nibe Industrier AB Class B	14,093	377,938
Nobia AB	20,246	154,646
Nordea Bank AB	483,956	6,503,250
Nordnet AB	17,771	71,023
Oriflame Cosmetics SA SDR[b]	9,015	195,287
Peab AB	30,185	212,949
Ratos AB Class B	33,035	270,032
Rezidor Hotel Group ABa,b	17,848	99,501
Saab AB Class B	10,849	296,127
Sandvik AB	171,109	2,158,080
Securitas AB Class B	50,451	586,992
Skandinaviska Enskilda Banken AB Class A	243,180	3,264,256
Skanska AB Class B	60,610	1,261,182
SKF AB Class B	63,985	1,512,080
SSAB AB Class Aa	40,908	396,584
Svenska Cellulosa AB Class B	93,821	2,316,333
Svenska Handelsbanken AB Class A	79,440	3,838,592
Swedbank AB Class A	144,222	3,702,685
Swedish Match AB	32,737	1,071,806
Swedish Orphan Biovitrum ABa	27,692	332,820
Tele2 AB Class B	50,300	613,641
Telefonaktiebolaget LM Ericsson Class B	486,167	6,015,533
TeliaSonera AB	376,111	2,821,125
Trelleborg AB Class B	39,595	759,684
Unibet Group PLC SDR	4,444	216,539

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Volvo AB Class B	246,813	$3,023,535
Wallenstam AB Class B	13,138	217,637
Wihlborgs Fastigheter AB	12,222	227,416

		77,048,859
SWITZERLAND — 8.23%
ABB Ltd. Registered	349,716	8,068,890
Actelion Ltd. Registered	16,777	2,027,705
Adecco SA Registered	27,199	2,040,000
AFG Arbonia-Forster Holding AG Registered[a]	3,976	107,566
Allreal Holding AG Registered	2,055	281,367
Aryzta AG	13,979	1,268,302
Ascom Holding AG Registered	9,641	141,545
Baloise Holding AG Registered	7,198	869,174
Banque Cantonale Vaudoise Registered	346	184,549
Barry Callebaut AG Registered	340	419,158
Basilea Pharmaceutica AG Registered[a]	1,871	203,191
BKW AG	2,596	92,072
Bossard Holding AG	1,389	162,073
Bucher Industries AG Registered	1,117	336,893
Burckhardt Compression Holding AG	521	272,160
Cembra Money Bank AG	4,159	237,840
Clariant AG Registered	47,226	881,884
Compagnie Financiere Richemont SA Class A Bearer	83,122	7,920,952
Credit Suisse Group AG Registered	241,645	6,574,615
Daetwyler Holding AG Bearer	1,334	187,197
Dufry AG Registered[a,b]	4,439	762,045
EFG International AGa	12,091	144,273
Emmi AG	413	142,504
EMS-Chemie Holding AG Registered	1,282	554,081
Flughafen Zurich AG Registered	602	375,381
Forbo Holding AG Registered	221	215,945
Galenica Holding AG Registered	734	661,916
GAM Holding AG	27,151	492,677
Gategroup Holding AGa	5,374	136,226
Geberit AG Registered	5,988	2,012,463
Georg Fischer AG Registered	704	466,469
Givaudan SA Registered	1,451	2,379,238
Helvetia Holding AG Registered	899	438,971

Security	Shares	Value

Holcim Ltd. Registered	36,274	$2,908,143
Huber & Suhner AG Registered	2,858	141,438
Implenia AG Registered[a]	3,319	195,461
Inficon Holding AG Registered	379	121,603
Intershop Holdings AG Bearer	283	109,864
Julius Baer Group Ltd.	36,013	1,534,701
Kaba Holding AG Class B Registered	520	251,622
Komax Holding AG Registered	907	139,646
Kudelski SA Bearer	7,338	125,084
Kuehne & Nagel International AG Registered	8,409	1,122,680
Kuoni Reisen Holding AG Class B Registered	712	241,170
Lindt & Spruengli AG Participation Certificates	144	748,109
Lindt & Spruengli AG Registered	16	996,459
Logitech International SA Registered	27,531	405,714
Lonza Group AG Registered	8,604	955,685
Meyer Burger Technology AGa,b	16,548	195,635
Micronas Semiconductor Holding AG Registered	12,088	99,171
Mobilezone Holding AG Bearer[a]	10,320	115,196
Mobimo Holding AG Registered	1,020	207,634
Nestle SA Registered	514,271	38,204,120
Nobel Biocare Holding AG Registered	20,828	366,488
Novartis AG Registered	366,889	32,097,240
OC Oerlikon Corp. AG Registered	30,137	407,660
Orascom Development Holding AGa	2,709	57,052
Panalpina Welttransport Holding AG Registered	2,208	301,102
Pargesa Holding SA Bearer	4,216	357,013
Partners Group Holding AG	2,830	710,223
PSP Swiss Property AG Registered	6,317	559,589
Rieter Holding AG Registered	681	158,173
Roche Holding AG Genusschein	112,267	32,681,266
Schindler Holding AG Participation Certificates	7,418	1,110,293
Schindler Holding AG Registered	2,975	440,377
Schmolz + Bickenbach AG Registered[a]	98,170	148,988

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Schweiter Technologies AG Bearer	188	$131,701
Schweizerische National-Versicherungs-Gesellschaft AG Registered	2,354	209,564
SGS SA Registered	850	1,857,418
Siegfried Holding AG Registered[a]	959	167,480
Sika AG Bearer	334	1,300,297
Sonova Holding AG Registered	8,528	1,327,078
St Galler Kantonalbank AG Registered	364	138,507
Straumann Holding AG Registered	1,696	400,825
Sulzer AG Registered	3,832	507,815
Swatch Group AG (The) Bearer	4,960	2,655,915
Swatch Group AG (The) Registered	7,517	754,345
Swiss Life Holding AG Registered	5,121	1,187,748
Swiss Prime Site AG Registered	8,490	674,121
Swiss Re AG	55,588	4,734,731
Swisscom AG Registered	3,635	2,018,778
Swisslog Holding AG Registered[a]	75,901	94,323
Swissquote Group Holding SA Registered	2,556	84,329
Syngenta AG Registered	14,851	5,301,479
Tecan AG Registered	2,002	227,655
Temenos Group AG Registered[a]	10,553	378,344
Transocean Ltd.[a]	58,265	2,352,258
U-Blox AG	1,295	168,337
UBS AG Registered	583,244	10,051,065
Valiant Holding AG Registered	2,794	265,481
Valora Holding AG Registered	535	129,499
Vetropack Holding AG Bearer	61	106,329
Vontobel Holding AG Registered	5,095	182,665
Zehnder Group AG Bearer	2,603	103,198
Zurich Insurance Group AGa	23,444	6,824,620

		203,609,826
UNITED KINGDOM — 21.49%
3i Group PLC	155,949	993,914
888 Holdings PLC	45,909	91,847
Abcam PLC	38,727	259,897
Aberdeen Asset Management PLC	147,367	1,029,533
Admiral Group PLC	30,960	761,570

Security	Shares	Value

Advanced Computer Software Group PLC	86,166	$173,841
Advanced Medical Solutions Group PLC	50,474	94,376
Afren PLC[a]	165,256	306,902
Aggreko PLC	40,893	1,187,482
Al Noor Hospitals Group PLC	7,543	129,513
Alent PLC	39,112	220,880
AMEC PLC	46,463	892,687
Amerisur Resources PLC[a,b]	148,177	154,478
Amlin PLC	81,087	624,534
Anglo American PLC	222,464	6,005,618
Anglo Pacific Group PLC	29,328	93,211
Antofagasta PLC	62,050	849,072
ARM Holdings PLC	224,757	3,214,002
Ashmore Group PLC[b]	57,774	346,071
Ashtead Group PLC	80,998	1,221,851
ASOS PLC[a]	8,669	366,775
Associated British Foods PLC	57,328	2,688,738
AstraZeneca PLC	201,809	14,802,320
Avanti Communications Group PLC[a,b]	21,854	70,103
AVEVA Group PLC	10,736	363,237
Aviva PLC	471,436	4,007,483
Babcock International Group PLC	79,261	1,469,303
BAE Systems PLC	504,317	3,642,452
Balfour Beatty PLC	110,773	444,916
Bank of Georgia Holdings PLC	5,809	238,809
Barclays PLC	2,612,791	9,956,019
Barratt Developments PLC	157,850	930,611
BBA Aviation PLC	74,168	399,320
Beazley PLC	85,717	353,686
Bellway PLC	19,714	502,908
Berendsen PLC	28,045	495,737
Berkeley Group Holdings PLC (The)	20,613	852,970
Betfair Group PLC	13,217	232,961
BG Group PLC	544,982	10,783,487
BHP Billiton PLC	334,647	11,463,532
Big Yellow Group PLC	27,337	231,457
Bodycote PLC	32,320	378,687
Booker Group PLC	243,172	513,594
Bovis Homes Group PLC	22,885	295,378
BP PLC	2,940,123	24,024,830
Brewin Dolphin Holdings PLC	48,873	247,124

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

British American Tobacco PLC	300,475	$17,668,972
British Land Co. PLC	148,411	1,761,452
British Sky Broadcasting Group PLC	163,548	2,427,077
Britvic PLC	40,516	479,848
BT Group PLC	1,262,284	8,279,375
BTG PLC[a]	59,494	608,689
Bunzl PLC	51,642	1,387,148
Burberry Group PLC	70,393	1,680,461
Bwin.Party Digital Entertainment PLC[a]	135,512	196,641
Cable & Wireless Communications PLC	416,342	330,368
Cairn Energy PLC[a]	101,880	303,415
Cape PLC	22,953	110,054
Capita PLC	102,680	2,083,722
Capital & Counties Properties PLC	118,327	641,066
Carillion PLC	68,952	389,164
Carnival PLC	28,867	1,046,365
Catlin Group Ltd.	57,101	486,356
Centamin PLC[a]	188,708	229,867
Centrica PLC	812,489	4,238,629
Chemring Group PLC	41,736	142,863
Chesnara PLC	27,689	144,917
Chime Communications PLC	22,415	123,369
Cineworld Group PLC	35,675	194,122
Clarkson PLC	3,093	114,725
Clinigen Healthcare Ltd.[a]	12,820	80,029
Close Brothers Group PLC	25,313	543,174
Cobham PLC	180,243	890,090
Coca-Cola HBC AG	25,418	596,923
Coca-Cola HBC AG SP ADR[a]	7,716	180,014
COLT Group SAa	61,619	150,845
Compass Group PLC	264,032	4,312,777
Computacenter PLC	15,092	155,299
Crest Nicholson Holdings PLC	38,320	227,470
Croda International PLC	21,375	758,196
CSR PLC	28,473	254,055
Daily Mail & General Trust PLC Class A NVS	46,939	664,487
Dairy Crest Group PLC	24,937	176,698
Dart Group PLC	23,792	83,951
DCC PLC	13,362	763,850
De La Rue PLC	16,853	207,706

Security	Shares	Value

Debenhams PLC	206,356	$230,112
Derwent London PLC	14,996	677,503
Devro PLC	31,967	137,623
Diageo PLC	400,385	12,072,820
Dialight PLC	6,201	96,735
Dignity PLC	10,033	233,924
Diploma PLC	21,448	231,748
Direct Line Insurance Group PLC	236,834	1,139,563
Dixons Retail PLC[a]	592,936	517,545
Domino Printing Sciences PLC	19,672	204,421
Domino’s Pizza Group PLC	28,363	261,932
Drax Group PLC	66,088	780,476
DS Smith PLC	147,661	653,654
Dunelm Group PLC	15,308	214,897
easyJet PLC	26,116	570,987
Electrocomponents PLC	66,910	268,855
Elementis PLC	76,452	348,499
EnQuest PLC[a,b]	112,972	258,058
Enterprise Inns PLC[a]	90,954	192,254
Entertainment One Ltd.	37,822	218,000
Essentra PLC	38,839	504,903
esure Group PLC	53,825	234,997
Experian PLC	157,793	2,709,307
Faroe Petroleum PLC[a]	45,869	87,895
Fenner PLC	36,934	212,633
Fidessa Group PLC	6,827	240,318
FirstGroup PLC[a]	197,686	422,198
Foxtons Group PLC	46,282	210,269
Fresnillo PLC	38,585	606,482
Friends Life Group Ltd.	225,814	1,266,866
G4S PLC	248,021	1,051,859
Galliford Try PLC	14,948	321,768
Gem Diamonds Ltd.[a]	25,066	82,310
Genus PLC	13,767	243,352
GKN PLC	255,464	1,476,770
GlaxoSmithKline PLC	774,494	18,783,355
Glencore PLC[a]	1,688,181	10,261,983
Go-Ahead Group PLC (The)	7,477	278,346
Grafton Group PLC Units	36,395	354,234
Grainger PLC	79,905	290,178
Great Portland Estates PLC	54,892	592,188
Greencore Group PLC	70,699	315,471
Greene King PLC	32,482	452,973
Greggs PLC	18,431	162,898
Gulf Keystone Petroleum Ltd.[a]	142,109	193,138

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Halfords Group PLC	31,653	$256,511
Halma PLC	59,199	562,694
Hammerson PLC	108,819	1,104,151
Hansteen Holdings PLC	143,445	255,982
Hargreaves Lansdown PLC	39,275	679,657
Hargreaves Services PLC	10,683	143,477
Hays PLC	235,272	484,596
Helical Bar PLC	23,797	137,504
Henderson Group PLC	177,193	729,040
Highland Gold Mining Ltd.	52,994	62,852
Hikma Pharmaceuticals PLC	24,500	744,126
Hiscox Ltd.[b]	52,311	595,696
Home Retail Group PLC	132,754	372,950
Homeserve PLC	50,520	255,452
Howden Joinery Group PLC	106,869	611,828
HSBC Holdings PLC	3,001,841	32,252,793
Hunting PLC	22,087	324,418
ICAP PLC	89,695	526,681
IG Group Holdings PLC	59,758	615,425
Imagination Technologies Group PLC[a,b]	37,527	112,838
IMI PLC	43,027	1,029,344
Imperial Tobacco Group PLC	153,196	6,649,653
Inchcape PLC	65,187	707,655
Informa PLC	91,743	755,707
Inmarsat PLC	67,460	830,278
Innovation Group PLC	260,239	136,202
InterContinental Hotels Group PLC	37,537	1,527,306
Intermediate Capital Group PLC	66,260	450,711
International Personal Finance PLC	39,664	369,980
Interserve PLC	25,523	274,271
Intertek Group PLC	25,049	1,084,321
Intu Properties PLC	131,363	729,213
Investec PLC	86,367	750,210
IQE PLC[a]	199,057	63,853
ITE Group PLC	51,962	176,069
ITV PLC	618,818	2,180,393
J Sainsbury PLC	197,688	1,044,324
Jardine Lloyd Thompson Group PLC	21,628	375,004
JD Wetherspoon PLC	15,328	192,405
John Menzies PLC	10,763	121,747
John Wood Group PLC	59,944	759,026

Security	Shares	Value

Johnson Matthey PLC	32,318	$1,614,503
Jupiter Fund Management PLC	62,417	403,389
Kazakhmys PLC[a,b]	49,120	269,354
Kcom Group PLC	112,607	191,065
Keller Group PLC	13,120	192,488
Kentz Corp. Ltd.	17,333	271,563
Kier Group PLC	9,442	278,647
Kingfisher PLC	374,974	1,903,004
Ladbrokes PLC	154,865	345,125
Laird PLC	47,442	231,558
Lancashire Holdings Ltd.	31,416	324,868
Land Securities Group PLC	123,209	2,169,583
Legal & General Group PLC	947,182	3,748,353
Lloyds Banking Group PLC[a]	9,121,064	11,433,822
London Stock Exchange Group PLC	28,350	927,591
LondonMetric Property PLC	103,567	246,541
Lonmin PLC[a]	77,481	298,511
Lookers PLC	62,488	140,049
Majestic Wine PLC[b]	16,231	108,035
Man Group PLC	282,944	568,456
Marks & Spencer Group PLC	256,052	1,859,722
Marston’s PLC	82,567	200,175
Mears Group PLC	22,154	173,922
Meggitt PLC	124,206	1,066,309
Melrose Industries PLC	169,002	750,978
Michael Page International PLC	47,534	343,076
Micro Focus International PLC	23,862	342,433
Millennium & Copthorne Hotels PLC	19,439	192,483
Mitchells & Butlers PLC[a]	34,827	219,847
Mitie Group PLC	59,212	304,901
Mondi PLC	58,292	1,026,462
Moneysupermarket.com Group PLC	79,751	250,033
Monitise PLC[a,b]	303,061	235,363
Morgan Advanced Materials PLC	50,583	268,154
Morgan Sindall Group PLC	9,654	130,309
N Brown Group PLC	26,395	192,377
National Express Group PLC	74,352	328,633
National Grid PLC	593,290	8,569,126
Next PLC	24,583	2,809,785
Northgate PLC	24,374	202,873
Ocado Group PLC[a,b]	83,383	473,287
Old Mutual PLC	771,851	2,551,500

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

Optimal Payments PLC[a]	30,231	$231,207
Oxford Instruments PLC	10,219	217,384
Pace PLC	51,423	277,729
Pan African Resources PLC	336,704	85,269
Paragon Group of Companies PLC (The)	52,522	305,655
Pearson PLC	130,429	2,512,519
Pennon Group PLC	56,133	772,370
Persimmon PLC[a]	48,157	1,018,732
Petra Diamonds Ltd.[a]	65,871	222,198
Petrofac Ltd.	41,267	764,291
Phoenix Group Holdings[b]	30,462	360,003
Playtech Ltd.	31,973	331,707
Premier Farnell PLC	65,686	200,503
Premier Foods PLC[a]	148,707	105,446
Premier Oil PLC	88,818	482,544
Primary Health Properties PLC	23,535	135,295
Provident Financial PLC	22,840	820,187
Prudential PLC	409,148	9,446,202
QinetiQ Group PLC	105,269	367,537
Quintain Estates and Development PLC[a]	98,198	145,893
Randgold Resources Ltd.	14,923	1,289,958
Reckitt Benckiser Group PLC	103,101	9,129,728
Redrow PLC	43,970	181,503
Reed Elsevier PLC	182,764	2,945,209
Regus PLC	105,869	310,826
Renishaw PLC	5,845	182,461
Rentokil Initial PLC	292,948	586,082
Restaurant Group PLC (The)	34,435	358,121
Rexam PLC	107,762	911,492
Rightmove PLC	16,086	617,844
Rio Tinto PLC	203,129	11,632,612
Rockhopper Exploration PLC[a,b]	82,580	127,918
Rolls-Royce Holdings PLC	300,530	5,276,800
Rotork PLC	13,838	646,913
Royal Bank of Scotland Group PLC[a]	394,265	2,365,010
Royal Dutch Shell PLC Class A	623,400	25,691,180
Royal Dutch Shell PLC Class B	391,071	16,872,559
Royal Mail PLC	103,670	730,559
RPC Group PLC	30,947	305,388
RPS Group PLC	42,963	185,325
RSA Insurance Group PLC	163,121	1,263,246
SABMiller PLC	153,699	8,402,284
Sage Group PLC (The)	174,264	1,085,928

Security	Shares	Value

Salamander Energy PLC[a]	54,427	$103,605
Savills PLC	21,920	219,455
Schroders PLC	19,471	785,662
SDL PLC[a]	18,605	99,886
SEGRO PLC	112,983	682,691
Senior PLC	71,069	316,522
Serco Group PLC	88,530	540,615
Severn Trent PLC	37,855	1,236,670
Shaftesbury PLC	42,462	484,973
Shanks Group PLC	85,332	155,231
Shire PLC	94,338	7,789,934
SIG PLC	103,279	291,888
Smith & Nephew PLC	143,300	2,482,236
Smiths Group PLC	61,008	1,313,247
SOCO International PLC[a]	32,763	237,849
Spectris PLC	18,549	597,514
Speedy Hire PLC	109,901	97,875
Spirax-Sarco Engineering PLC	11,558	531,544
Spirent Communications PLC	112,388	195,247
Spirit Pub Co. PLC	121,394	149,613
Sports Direct International PLC[a]	43,875	494,815
SSE PLC	154,129	3,791,346
St James’s Place PLC	84,620	1,037,906
St. Modwen Properties PLC	35,144	219,950
Stagecoach Group PLC	69,881	419,655
Standard Chartered PLC	386,594	8,041,097
Standard Life PLC	376,936	2,385,155
Stobart Group Ltd.	60,145	127,944
Stock Spirits Group PLC[a]	37,240	189,088
SuperGroup PLC[a]	7,712	132,675
SVG Capital PLC[a]	38,844	274,126
Synergy Health PLC	9,834	225,963
Synthomer PLC	49,121	176,643
TalkTalk Telecom Group PLC	83,031	440,870
Tate & Lyle PLC	74,364	783,424
Taylor Wimpey PLC	519,158	975,538
Telecity Group PLC	35,652	478,520
Telecom plus PLC	12,938	303,621
Tesco PLC	1,288,641	5,613,079
Thomas Cook Group PLC[a]	240,486	496,959
Tipp24 SE	1,451	70,474
Travis Perkins PLC	39,023	1,103,532
TT electronics PLC	38,745	121,014
TUI Travel PLC	76,245	466,883
Tullett Prebon PLC	42,495	177,854
Tullow Oil PLC	146,622	1,803,342

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Security	Shares	Value

UBM PLC	38,712	$404,889
UDG Healthcare PLC	41,988	251,937
Ultra Electronics Holdings PLC	11,096	332,330
Unilever PLC	203,594	8,833,800
UNITE Group PLC (The)	33,484	229,855
United Utilities Group PLC	108,406	1,628,894
Vectura Group PLC[a]	72,519	172,632
Vedanta Resources PLC	14,746	261,653
Vesuvius PLC	35,422	278,263
Victrex PLC	13,498	365,530
Vodafone Group PLC	4,215,593	14,099,140
W.S. Atkins PLC	17,419	391,721
Weir Group PLC (The)	33,887	1,468,617
WH Smith PLC	20,529	392,341
Whitbread PLC	28,694	2,084,548
William Hill PLC	141,688	843,461
Wm Morrison Supermarkets PLC	348,205	991,156
Wolseley PLC	41,549	2,171,756
Workspace Group PLC	20,104	207,892
WPP PLC	212,725	4,252,259
Xchanging PLC	55,223	164,323
Xcite Energy Ltd.[a,b]	83,265	93,835

		531,869,017

TOTAL COMMON STOCKS
(Cost: $2,296,693,555)		2,448,773,361

PREFERRED STOCKS — 0.56%

GERMANY — 0.55%
Bayerische Motoren Werke AG	8,290	787,755
Biotest AG	1,392	147,696
Draegerwerk AG & Co. KGaA[b]	1,249	112,787
Fuchs Petrolub SE	11,272	453,966
Henkel AG & Co. KGaA	28,768	3,205,580
Jungheinrich AG	2,932	179,046
Porsche Automobil Holding SE	24,193	2,270,125
Sartorius AG	1,628	194,715
Sixt SE	2,824	78,593
STO SE & Co. KGaA	449	86,510
Volkswagen AG	25,962	6,063,372

		13,580,145
ITALY — 0.01%
Unipol Gruppo Finanziario SpA	46,324	235,530

		235,530

TOTAL PREFERRED STOCKS
(Cost: $13,632,590)		13,815,675

Security	Shares	Value

RIGHTS — 0.02%

SPAIN — 0.02%
Banco Santander SAa	1,824,625	$383,292
Zardoya Otis SAa	27,348	16,869

		400,161

TOTAL RIGHTS
(Cost: $392,519)		400,161

SHORT-TERM INVESTMENTS — 1.61%

MONEY MARKET FUNDS — 1.61%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[e,f,g]	31,967,286	31,967,286
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[e,f,g]	1,993,930	1,993,930
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	5,975,724	5,975,724

		39,936,940

TOTAL SHORT-TERM INVESTMENTS
(Cost: $39,936,940)		39,936,940

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2014

Value
TOTAL INVESTMENTS IN SECURITIES — 101.12%
(Cost: $2,350,655,604)	$2,502,926,137
Other Assets, Less Liabilities — (1.12)%	(27,703,038)

NET ASSETS — 100.00%	$2,475,223,099

FDR  —  Fiduciary Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Financial futures contracts purchased as of July 31, 2014 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
129	MSCI EAFE E-Mini (Sep. 2014)	NYSE LIFFE	$12,353,040	$(280,203)

See notes to financial statements.

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE MSCI EUROPE ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 98.93%

AUSTRIA — 0.51%
AMS AG	440	$15,775
Andritz AG	407	22,055
CA Immobilien Anlagen AG	605	12,106
Erste Group Bank AG	1,485	38,258
IMMOFINANZ AG	5,412	17,125
Mayr-Melnhof Karton AG	99	11,822
Oesterreichische Post AG	253	11,863
OMV AG	847	34,067
Raiffeisen International Bank Holding AG	649	17,880
Schoeller-Bleckmann Oilfield Equipment AG	99	11,776
Telekom Austria AG	1,496	14,312
UNIQA Insurance Group AG	825	10,376
Vienna Insurance Group AG	264	13,133
Voestalpine AG	605	26,681
Wienerberger AG	737	11,094

		268,323
BELGIUM — 1.86%
Ackermans & van Haaren NV	187	22,654
Ageas	1,221	43,873
Anheuser-Busch InBev NV	4,213	456,484
Arseus NV	242	13,041
Befimmo SA	220	17,211
Bekaert NV	297	11,101
Belgacom SA	825	26,956
bpost SA	451	11,326
Cofinimmo SA	143	17,729
Colruyt SA	418	20,268
Delhaize Brothers and Co. “The Lion” (Delhaize Group) SA	550	35,923
Elia System Operator SA	385	18,725
Groupe Bruxelles Lambert SA	462	45,929
KBC Ancora SCA[a]	330	10,200
KBC Groep NVa	1,298	70,633
Solvay SA	319	51,581
Telenet Group Holding NVa	319	17,069
UCB SA	627	57,584
Umicore SA	594	28,691

		976,978
DENMARK — 2.37%
A.P. Moeller-Maersk A/S Class A	11	24,698
A.P. Moeller-Maersk A/S Class B	33	76,936
Carlsberg A/S Class B	561	53,867

Security	Shares	Value

Christian Hansen Holding A/S	583	$24,118
Coloplast A/S Class B	605	51,240
Danske Bank A/S	3,443	99,673
DSV A/S	1,012	31,967
FLSmidth & Co. A/S	286	14,685
Genmab A/Sa	286	11,462
GN Store Nord A/S	946	24,177
Jyske Bank A/S Registered[a]	418	23,714
NKT Holding A/S	198	12,438
Novo Nordisk A/S Class B	10,472	484,714
Novozymes A/S Class B	1,287	63,752
Pandora A/S	616	42,277
Rockwool International A/S Class B	66	11,022
Royal Unibrew A/Sa	77	11,277
SimCorp A/S	352	11,403
Spar Nord Bank AS	1,034	11,227
Sydbank A/Sa	506	13,858
TDC A/S	4,422	44,721
Topdanmark A/Sa	605	18,687
TrygVesta A/S	121	12,172
Vestas Wind Systems A/Sa	1,188	53,709
William Demant Holding A/Sa	143	12,442

		1,240,236
FINLAND — 1.42%
Amer Sports OYJ Class A	550	10,855
Cargotec Corp. OYJ Class B	275	10,049
Caverion Corp.	1,023	8,486
Citycon OYJ	2,893	10,645
Elisa OYJ	715	20,501
Fortum OYJ	2,288	58,778
Huhtamaki OYJ	407	10,853
Kemira OYJ	704	9,599
Kesko OYJ Class B	319	12,164
Kone OYJ Class B	1,584	66,697
Konecranes OYJ	341	11,105
Metso OYJ	561	22,061
Neste Oil OYJ	682	12,593
Nokia OYJ	19,591	155,442
Nokian Renkaat OYJ	550	19,111
Orion OYJ Class B	517	19,210
Outokumpu OYJ[a]	1,195	9,713
Outotec OYJ	990	10,312
Sampo OYJ Class A	2,222	110,597
Sponda OYJ	2,057	10,596
Stora Enso OYJ Class R	2,596	23,411
Tieto OYJ	396	10,544

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2014

Security	Shares	Value

UPM-Kymmene OYJ	2,651	$43,345
Uponor OYJ	561	8,662
Valmet OYJ	946	9,943
Wartsila OYJ Abp	748	37,751
YIT OYJ	990	10,160

		743,183
FRANCE — 13.83%
Accor SA	891	43,156
Aeroports de Paris	176	24,102
Airbus Group NV	3,091	179,327
Alcatel-Lucent[a]	14,850	52,534
ALSTOM[a]	1,144	41,160
ALTEN	220	10,596
Altran Technologies SA	1,133	11,915
Aperam[a]	352	11,859
ArcelorMittal	5,324	80,994
Arkema SA	297	27,587
Atos SA	429	33,499
AXA SA	9,405	216,317
BNP Paribas SA	5,522	365,728
Bollore	33	20,370
BOURBON SA	352	10,126
Bouygues SA	1,023	40,413
Bureau Veritas SA	1,221	31,449
Cap Gemini SA	781	56,669
Carrefour SA	3,201	110,628
Casino Guichard-Perrachon SA	297	35,828
CGG[a]	946	9,789
Christian Dior SA	286	49,804
CNP Assurances SA	902	17,729
Compagnie de Saint-Gobain	2,310	112,582
Compagnie Generale des Etablissements Michelin Class B	968	106,283
Compagnie Plastic Omnium SA	352	9,351
Credit Agricole SA	5,269	71,345
Danone SA	2,981	215,742
Dassault Systemes SA	682	45,754
Edenred SA	1,133	35,420
Eiffage SA	220	14,259
Electricite de France SA	1,320	42,635
Essilor International SA	1,078	105,249
Etablissements Maurel et Prom[a]	638	9,689
Euler Hermes Group	99	11,544
Eurazeo	231	17,361
Eurofins Scientific SE	55	16,407

Security	Shares	Value

Eutelsat Communications SA	847	$29,228
Faurecia	352	12,467
Fonciere des Regions	143	14,348
GDF Suez	7,601	195,775
Gecina SA	99	14,127
Groupe Eurotunnel SA Registered	2,717	35,946
Havas SA	1,617	12,657
Icade	187	18,037
Iliad SA	143	39,415
Imerys SA	187	14,595
Ingenico SA	264	26,750
Ipsen SA	231	10,261
Ipsos SA	286	7,747
JCDecaux SA	374	12,831
Kering	407	87,103
Klepierre	473	22,375
Korian-Medica	286	10,351
L’Air Liquide SA	1,793	227,956
L’Oreal SA	1,243	210,220
Lafarge SA	979	76,092
Lagardere SCA	693	20,631
Legrand SA	1,397	77,394
LVMH Moet Hennessy Louis Vuitton SA	1,452	249,841
M6-Metropole Television	539	9,880
Mercialys	484	11,479
Natixis	5,027	32,487
Neopost SA	231	16,227
Nexans SAa	198	9,000
Nexity	264	10,005
Numericable Group SAa	231	12,765
Orange	9,746	153,222
Orpea SA	253	16,582
Pernod Ricard SA	1,122	125,654
PSA Peugeot Citroen SAa	2,112	31,678
Publicis Groupe SA	935	67,994
Rallye SA	220	11,039
Remy Cointreau SA	165	13,500
Renault SA	1,001	83,535
Rexel SA	1,397	27,075
Rubis SCA	242	14,514
Safran SA	1,430	83,986
Sanofi	6,237	656,092
Schneider Electric SE	2,717	229,827
SCOR SE	814	26,166
SEB SA	132	10,694

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2014

Security	Shares	Value

SES SA Class A FDR	1,672	$61,409
Societe BIC SA	165	22,739
Societe Generale	3,751	188,483
Societe Television Francaise 1	660	9,754
Sodexo	473	47,156
STMicroelectronics NV	3,443	28,677
Suez Environnement SA	1,595	29,771
Technicolor SA Registered[a]	1,705	12,326
Technip SA	539	49,726
Teleperformance SA	330	22,942
Thales SA	495	28,161
Total SA	11,253	724,068
Ubisoft Entertainment SAa	649	10,876
Unibail-Rodamco SE	484	129,939
Valeo SA	407	48,864
Vallourec SA	583	25,769
Veolia Environnement	2,222	39,333
Vicat SA	132	10,503
Vinci SA	2,530	174,741
Vivendi SA	6,292	158,019
Wendel	176	23,092
Zodiac Aerospace	1,012	31,651

		7,252,747
GERMANY — 12.29%
Aareal Bank AG	308	13,126
Adidas AG	1,078	85,691
AIXTRON SEa	770	10,452
Allianz SE Registered	2,376	397,068
Alstria Office REIT AG	858	11,351
Aurubis AG	253	12,334
Axel Springer SE	231	13,032
BASF SE	4,796	498,220
Bayer AG Registered	4,345	575,082
Bayerische Motoren Werke AG	1,738	207,755
Bechtle AG	132	10,270
Beiersdorf AG	506	45,727
Bilfinger Berger SE	253	20,683
Brenntag AG	275	44,246
Celesio AG	330	11,308
Commerzbank AGa	5,137	74,404
Continental AG	583	126,057
CTS Eventim AG & Co. KGaA	352	10,319
Daimler AG Registered	5,038	417,124
Deutsche Bank AG Registered	7,227	248,319
Deutsche Boerse AG	1,023	74,242

Security	Shares	Value

Deutsche EuroShop AG	286	$13,516
Deutsche Lufthansa AG Registered	1,287	22,860
Deutsche Post AG Registered	5,060	162,588
Deutsche Telekom AG Registered	16,346	264,748
Deutsche Wohnen AG Bearer	1,474	31,979
Dialog Semiconductor PLC[a]	407	12,446
DMG MORI SEIKI AG	385	11,809
Drillisch AG	297	11,186
Duerr AG	154	11,803
E.ON SE	10,527	199,023
ElringKlinger AG	264	9,560
Fraport AG	220	14,519
Freenet AG	759	20,108
Fresenius Medical Care AG & Co. KGaA	1,166	80,970
Fresenius SE & Co. KGaA	682	102,111
GAGFAH SAa	770	13,517
GEA Group AG	990	44,567
Gerresheimer AG	231	15,979
Gerry Weber International AG	209	9,547
Hannover Rueck SE Registered	341	29,137
HeidelbergCement AG	737	54,857
Henkel AG & Co. KGaA	616	58,741
Hochtief AG	132	11,099
Hugo Boss AG	176	25,303
Indus Holding AG	275	14,479
Infineon Technologies AG	5,962	66,011
K+S AG Registered	924	28,429
Kabel Deutschland Holding AG	132	18,871
Kloeckner & Co. SEa	693	9,063
Krones AG	121	11,749
KUKA AG	209	11,630
Lanxess AG	495	31,503
LEG Immobilien AG	286	20,044
LEONI AG	209	14,348
Linde AG	979	200,284
MAN SE	198	23,515
Merck KGaA	704	62,527
METRO AGa	880	31,814
MorphoSys AGa	143	13,722
MTU Aero Engines Holding AG	297	25,695
Muenchener Rueckversicherungs-Gesellschaft AG Registered	946	201,001
Nordex SEa	495	9,084
NORMA Group SE	231	11,413

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2014

Security	Shares	Value

Osram Licht AGa	484	$19,641
Pfeiffer Vacuum Technology AG	110	10,935
ProSiebenSat.1 Media AG Registered	1,144	48,163
QIAGEN NVa	1,342	32,886
Rational AG	44	14,309
Rheinmetall AG	242	14,731
Rhoen Klinikum AG	616	19,122
RTL Group SAa	220	22,430
RWE AG	2,607	104,837
Salzgitter AG	264	9,868
SAP SE	4,829	380,306
Siemens AG Registered	4,158	514,059
Sky Deutschland AGa	2,442	22,071
Software AG	385	9,669
Stada Arzneimittel AG	385	15,936
Suedzucker AG	539	9,476
Symrise AG	704	36,934
TAG Immobilien AG	902	11,007
Telefonica Deutschland Holding AG	1,595	12,536
ThyssenKrupp AGa	2,387	67,597
TUI AG	946	13,423
United Internet AG Registered	682	27,330
Volkswagen AG	154	35,657
Wacker Chemie AG	99	11,520
Wincor Nixdorf AG	220	11,202
Wirecard AG	671	24,981

		6,444,591
IRELAND — 0.55%
Bank of Ireland[a]	127,930	45,360
C&C Group PLC	1,980	11,227
CRH PLC	3,729	87,215
Glanbia PLC	968	14,920
Kerry Group PLC Class A	836	62,081
Kingspan Group PLC	781	13,355
Paddy Power PLC	231	16,307
Ryanair Holdings PLC SP ADR[a]	209	11,075
Smurfit Kappa Group PLC	1,188	25,806

		287,346
ITALY — 4.04%
A2A SpA	9,306	10,634
Ansaldo STS SpA	1,136	11,111
Assicurazioni Generali SpA	6,237	130,434
Atlantia SpA	2,266	60,092
Autogrill SpA[a]	1,155	9,860
Azimut Holding SpA	649	16,777

Security	Shares	Value

Banca Generali SpA	407	$11,392
Banca Monte dei Paschi di Siena SpA[a]	20,972	37,882
Banca Popolare dell’Emilia Romagna SCa	2,670	22,685
Banca Popolare di Milano Scrl[a]	24,068	21,125
Banca Popolare di Sondrio Scrl	2,112	9,619
Banco Popolare SCa	1,958	30,442
Brembo SpA	286	10,516
Buzzi Unicem SpA	616	10,014
CNH Industrial NV	5,082	46,986
Credito Valtellinese Scarl[a]	7,183	8,813
Davide Campari-Milano SpA	2,079	16,231
De’Longhi SpA	484	10,297
Enel Green Power SpA	10,956	30,344
Enel SpA	35,057	200,008
Eni SpA	13,321	339,716
Exor SpA	627	24,077
Fiat SpA[a]	4,763	46,172
Finmeccanica SpA[a]	2,365	21,866
GTECH SpA	451	10,862
Hera SpA	5,819	15,727
Intesa Sanpaolo SpA	61,688	184,061
Intesa Sanpaolo SpA RNC	5,203	13,979
Italcementi SpA	968	7,208
Luxottica Group SpA	891	49,284
Mediaset SpA[a]	3,938	15,712
Mediobanca SpA[a]	3,410	30,227
Mediolanum SpA	1,375	10,487
Moncler SPA	627	9,497
Pirelli & C. SpA	1,331	19,910
Prysmian SpA	1,166	24,837
Recordati SpA	803	13,269
Saipem SpA[a]	1,452	33,921
Salvatore Ferragamo SpA	374	10,304
Snam SpA	11,286	66,594
Telecom Italia SpA[a]	52,789	61,096
Telecom Italia SpA RNC	31,614	29,631
Tenaris SA	2,486	53,586
Terna SpA	8,778	46,181
Tod’s SpA	88	9,661
UniCredit SpA	23,331	182,931
Unione di Banche Italiane SpA	4,741	39,234
Unipol Gruppo Finanziario SpA	1,793	9,870
UnipolSai SpA	5,379	16,337
World Duty Free SpA[a]	803	9,165
Yoox SpA[a]	352	9,292

		2,119,956

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2014

Security	Shares	Value

NETHERLANDS — 3.81%
Aalberts Industries NV	605	$18,468
AEGON NV	9,603	78,224
Akzo Nobel NV	1,265	91,213
Altice SAa	363	20,814
Arcadis NV	396	12,377
ASM International NV	352	13,392
ASML Holding NV	1,903	180,170
Corbion NV	539	10,273
Corio NV	352	18,709
Delta Lloyd NV	1,111	25,665
Eurocommercial Properties NV	286	14,285
Fugro NV CVA	396	15,268
Gemalto NV	429	41,879
Heineken Holding NV	550	35,058
Heineken NV	1,221	85,867
ING Groep NV CVA[a]	20,163	262,902
Koninklijke Ahold NV	4,972	86,849
Koninklijke BAM Groep NV	2,112	5,751
Koninklijke DSM NV	935	64,653
Koninklijke KPN NVa	17,017	54,281
Koninklijke Philips NV	5,115	157,957
Koninklijke Vopak NV	407	18,869
Nutreco NV	451	19,265
OCI NVa	473	18,075
PostNL NVa	2,618	13,097
Randstad Holding NV	671	33,281
Reed Elsevier NV	3,696	83,204
Royal Boskalis Westminster NV CVA	517	27,628
SBM Offshore NVa	1,067	14,355
TKH Group NV	374	11,760
TNT Express NV	2,453	19,791
Unilever NV CVA	8,536	351,943
Wereldhave NV	132	11,747
Wolters Kluwer NV	1,606	44,470
Ziggo NV	803	36,192

		1,997,732
NORWAY — 1.53%
Aker Solutions ASA	880	13,023
BW LPG Ltd.[b]	770	9,964
DNB ASA	5,269	93,700
DNO ASA[a]	3,773	12,688
Gjensidige Forsikring ASA	1,243	23,999
Marine Harvest ASA	1,980	26,974
Norsk Hydro ASA	7,975	47,358

Security	Shares	Value

Opera Software ASA	924	$10,842
Orkla ASA	4,642	42,196
Petroleum Geo-Services ASA	1,551	13,249
Prosafe SE	1,683	12,530
REC Silicon ASA[a]	16,610	9,257
Schibsted ASA	429	20,776
Seadrill Ltd.	2,057	74,238
Statoil ASA	6,116	174,894
Storebrand ASA[a]	2,992	16,637
Subsea 7 SA	1,639	27,325
Telenor ASA	4,158	95,664
TGS-NOPEC Geophysical Co. ASA	594	16,882
Tomra Systems ASA	1,507	12,503
Yara International ASA	1,034	47,300

		801,999
PORTUGAL — 0.35%
Banco Comercial Portugues SA Registered[a]	200,526	28,762
CTT-Correios Portugal SA	1,100	11,701
Energias de Portugal SA	12,650	59,291
Galp Energia SGPS SA Class B	2,123	37,666
Jeronimo Martins SGPS SA	1,430	18,693
NOS SGPS	1,617	9,654
Portugal Telecom SGPS SA Registered	3,586	7,739
Sonae SGPS SA	6,116	9,198

		182,704
SPAIN — 5.48%
Abengoa SA Class B	2,684	14,300
Abertis Infraestructuras SA	2,244	49,286
Acciona SA	165	13,595
Acerinox SA	918	15,268
Actividades de Construcciones y Servicios SA	988	43,274
Almirall SAa	693	10,598
Amadeus IT Holding SA Class A	2,057	81,192
Atresmedia Corporacion de Medios de Comunicacion SA	715	10,514
Banco Bilbao Vizcaya Argentaria SA	30,932	381,547
Banco de Sabadell SA	18,502	60,255
Banco Popular Espanol SA	9,411	57,696
Banco Santander SA	61,875	624,807
Bankia SAa	24,574	48,367
Bankinter SA	3,971	34,403
CaixaBank SA	9,581	57,674
Corporacion Financiera Alba SA	187	11,447

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2014

Security	Shares	Value

Distribuidora Internacional de Alimentacion SA	3,487	$28,964
Ebro Foods SA	583	11,919
Enagas SA	968	32,237
Ferrovial SA	2,240	46,995
Fomento de Construcciones y Contratas SAa	484	10,523
Gamesa Corporacion Tecnologica SAa	1,221	15,358
Gas Natural SDG SA	2,002	61,489
Grifols SA	869	39,323
Grupo Catalana Occidente SA	374	13,136
Iberdrola SA	27,780	206,886
Inditex SA	5,775	168,873
Indra Sistemas SA	737	11,414
Inmobiliaria Colonial SAa	12,881	9,876
International Consolidated Airlines Group SAa	5,632	31,604
Jazztel PLC[a]	1,430	19,267
Liberbank SAa	10,637	9,109
Mapfre SA	5,291	20,403
Mediaset Espana Comunicacion SAa	1,309	15,290
NH Hotel Group SAa	1,793	9,728
Obrascon Huarte Lain SA	297	11,228
Prosegur Compania de Seguridad SA	1,991	13,480
Red Electrica Corporacion SA	516	44,324
Repsol SA	4,727	117,766
Sacyr SAa	2,002	11,358
Tecnicas Reunidas SA	220	12,390
Telefonica SA	21,450	350,428
Viscofan SA	341	19,113
Zardoya Otis SA	1,056	16,150

		2,872,854
SWEDEN — 4.84%
AAK AB	209	11,906
AF AB	616	10,325
Alfa Laval AB	1,672	38,035
Assa Abloy AB Class B	1,760	86,650
Atlas Copco AB Class A	3,531	105,634
Atlas Copco AB Class B	2,046	55,372
Axis Communications AB	374	11,757
Betsson AB	319	11,086
Billerud AB	1,045	15,465
Boliden AB	1,529	24,864
Castellum AB	891	14,966
Electrolux AB Class B	1,265	31,488

Security	Shares	Value

Elekta AB Class B	2,046	$25,079
Fabege AB	913	12,507
Fastighets AB Balder Class Ba	825	10,483
Getinge AB Class B	1,111	27,091
Hakon Invest AB	407	12,677
Hennes & Mauritz AB Class B	4,983	204,127
Hexagon AB Class B	1,375	42,708
Hexpol AB	154	12,945
Holmen AB Class B	308	10,383
Hufvudstaden AB Class A	759	10,414
Husqvarna AB Class B	2,365	18,681
Industrivarden AB Class C	748	13,940
Indutrade AB	286	12,755
Intrum Justitia AB	528	16,170
Investment AB Kinnevik Class B	1,276	53,028
Investor AB Class B	2,431	87,652
JM AB	440	13,940
Loomis AB Class B	440	13,093
Lundbergforetagen AB	253	11,346
Lundin Petroleum ABa	1,210	21,709
Meda AB Class A	1,397	22,515
Millicom International Cellular SA SDR	352	29,971
Modern Times Group MTG AB Class B	297	11,595
NCC AB Class B	473	14,808
Nibe Industrier AB Class B	495	13,275
Nordea Bank AB	15,774	211,966
Oriflame Cosmetics SA SDR	440	9,531
Peab AB	1,386	9,778
Ratos AB Class B	1,276	10,430
Saab AB Class B	418	11,409
Sandvik AB	5,566	70,200
Securitas AB Class B	1,804	20,989
Skandinaviska Enskilda Banken AB Class A	7,997	107,345
Skanska AB Class B	2,013	41,887
SKF AB Class B	2,112	49,910
SSAB AB Class Aa	1,529	14,823
Svenska Cellulosa AB Class B	3,058	75,499
Svenska Handelsbanken AB Class A	2,618	126,503
Swedbank AB Class A	4,686	120,306
Swedish Match AB	1,133	37,094
Swedish Orphan Biovitrum ABa	1,056	12,692
Tele2 AB Class B	1,738	21,203
Telefonaktiebolaget LM Ericsson Class B	16,016	198,172

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2014

Security	Shares	Value

TeliaSonera AB	12,243	$91,832
Trelleborg AB Class B	1,331	25,537
Unibet Group PLC SDR	231	11,256
Volvo AB Class B	7,986	97,831
Wallenstam AB Class B	627	10,387
Wihlborgs Fastigheter AB	605	11,257

		2,538,277
SWITZERLAND — 12.79%
ABB Ltd. Registered	11,385	262,683
Actelion Ltd. Registered	572	69,133
Adecco SA Registered	880	66,002
Allreal Holding AG Registered	132	18,073
Aryzta AG	484	43,913
Baloise Holding AG Registered	253	30,550
Banque Cantonale Vaudoise Registered	22	11,734
Barry Callebaut AG Registered	11	13,561
Basilea Pharmaceutica AG Registered[a]	99	10,751
Bucher Industries AG Registered	55	16,588
Burckhardt Compression Holding AG	33	17,239
Cembra Money Bank AG	275	15,726
Clariant AG Registered	1,584	29,579
Compagnie Financiere Richemont SA Class A Bearer	2,706	257,863
Credit Suisse Group AG Registered	7,909	215,186
Daetwyler Holding AG Bearer	77	10,805
Dufry AG Registered[a]	143	24,549
EMS-Chemie Holding AG Registered	44	19,017
Flughafen Zurich AG Registered	33	20,577
Forbo Holding AG Registered	11	10,748
Galenica Holding AG Registered	33	29,759
GAM Holding AG	979	17,765
Geberit AG Registered	198	66,544
Georg Fischer AG Registered	33	21,866
Givaudan SA Registered	44	72,148
Helvetia Holding AG Registered	33	16,114
Holcim Ltd. Registered	1,177	94,362
Implenia AG Registered	176	10,365
Julius Baer Group Ltd.	1,199	51,096
Kaba Holding AG Class B Registered	33	15,968
Kuehne & Nagel International AG Registered	286	38,184
Kuoni Reisen Holding AG Class B Registered	33	11,178

Security	Shares	Value

Lindt & Spruengli AG Participation Certificates	11	$57,147
Logitech International SA Registered	1,034	15,238
Lonza Group AG Registered	308	34,211
Meyer Burger Technology AGa	825	9,753
Mobimo Holding AG Registered	88	17,914
Nestle SA Registered	16,830	1,250,266
Nobel Biocare Holding AG Registered	803	14,130
Novartis AG Registered	12,001	1,049,906
OC Oerlikon Corp. AG Registered	1,045	14,136
Panalpina Welttransport Holding AG Registered	88	12,000
Pargesa Holding SA Bearer	187	15,835
Partners Group Holding AG	99	24,845
PSP Swiss Property AG Registered	253	22,412
Roche Holding AG Genusschein	3,674	1,069,513
Schindler Holding AG Participation Certificates	209	31,282
Schindler Holding AG Registered	143	21,168
SGS SA Registered	33	72,112
Sika AG Bearer	11	42,824
Sonova Holding AG Registered	297	46,217
Straumann Holding AG Registered	66	15,598
Sulzer AG Registered	132	17,493
Swatch Group AG (The) Bearer	165	88,352
Swatch Group AG (The) Registered	264	26,493
Swiss Life Holding AG Registered	176	40,821
Swiss Prime Site AG Registered	319	25,329
Swiss Re AG	1,815	154,593
Swisscom AG Registered	121	67,200
Syngenta AG Registered	473	168,851
Tecan AG Registered	121	13,759
Temenos Group AG Registered	418	14,986
Transocean Ltd.	1,892	76,383
UBS AG Registered	19,085	328,893
Valiant Holding AG Registered	165	15,678
Zurich Insurance Group AG	759	220,947

		6,705,911
UNITED KINGDOM — 33.26%
3i Group PLC	5,115	32,600
Abcam PLC	1,804	12,107
Aberdeen Asset Management PLC	4,708	32,891
Admiral Group PLC	1,001	24,623
Afren PLC[a]	5,753	10,684
Aggreko PLC	1,353	39,289

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2014

Security	Shares	Value

Alent PLC	2,002	$11,306
AMEC PLC	1,463	28,108
Amlin PLC	2,915	22,451
Anglo American PLC	7,304	197,178
Antofagasta PLC	2,057	28,147
ARM Holdings PLC	7,304	104,446
Ashmore Group PLC	1,859	11,136
Ashtead Group PLC	2,596	39,161
ASOS PLC[a]	286	12,100
Associated British Foods PLC	1,925	90,284
AstraZeneca PLC	6,622	485,712
AVEVA Group PLC	385	13,026
Aviva PLC	15,389	130,816
Babcock International Group PLC	2,596	48,123
BAE Systems PLC	16,346	118,060
Balfour Beatty PLC	3,718	14,933
Bank of Georgia Holdings PLC	264	10,853
Barclays PLC	85,217	324,719
Barratt Developments PLC	5,071	29,896
BBA Aviation PLC	2,882	15,517
Beazley PLC	3,355	13,843
Bellway PLC	649	16,556
Berendsen PLC	1,155	20,416
Berkeley Group Holdings PLC (The)	616	25,490
Betfair Group PLC	660	11,633
BG Group PLC	17,908	354,343
BHP Billiton PLC	10,934	374,551
Big Yellow Group PLC	1,298	10,990
Bodycote PLC	1,221	14,306
Booker Group PLC	8,118	17,146
Bovis Homes Group PLC	858	11,074
BP PLC	96,294	786,854
Brewin Dolphin Holdings PLC	2,079	10,512
British American Tobacco PLC	9,812	576,980
British Land Co. PLC	4,488	53,267
British Sky Broadcasting Group PLC	5,379	79,825
Britvic PLC	1,441	17,066
BT Group PLC	41,294	270,849
BTG PLC[a]	2,079	21,270
Bunzl PLC	1,694	45,502
Burberry Group PLC	2,244	53,570
Bwin.Party Digital Entertainment PLC	5,577	8,093
Cable & Wireless Communications PLC	15,763	12,508
Cairn Energy PLC[a]	3,674	10,942
Capita PLC	3,300	66,968

Security	Shares	Value

Capital & Counties Properties PLC	3,652	$19,786
Carillion PLC	2,354	13,286
Carnival PLC	935	33,892
Catlin Group Ltd.	2,090	17,802
Centamin PLC[a]	10,318	12,568
Centrica PLC	26,719	139,389
Cineworld Group PLC	1,892	10,295
Close Brothers Group PLC	902	19,355
Cobham PLC	5,984	29,551
Coca-Cola HBC AG	1,067	25,058
Compass Group PLC	8,427	137,649
Crest Nicholson Holdings PLC	1,969	11,688
Croda International PLC	693	24,582
CSR PLC	1,078	9,619
Daily Mail & General Trust PLC Class A NVS	1,573	22,268
Dairy Crest Group PLC	1,507	10,678
DCC PLC	440	25,153
De La Rue PLC	836	10,303
Debenhams PLC	8,437	9,408
Derwent London PLC	462	20,873
Diageo PLC	13,101	395,035
Dignity PLC	517	12,054
Diploma PLC	1,067	11,529
Direct Line Insurance Group PLC	7,667	36,891
Dixons Retail PLC[a]	19,987	17,446
Domino Printing Sciences PLC	1,012	10,516
Domino’s Pizza Group PLC	1,177	10,870
Drax Group PLC	2,266	26,761
DS Smith PLC	4,774	21,133
Dunelm Group PLC	737	10,346
easyJet PLC	847	18,518
Electrocomponents PLC	2,849	11,448
Elementis PLC	2,871	13,087
EnQuest PLC[a]	5,236	11,960
Enterprise Inns PLC[a]	4,807	10,161
Essentra PLC	1,353	17,589
esure Group PLC	2,475	10,806
Experian PLC	5,104	87,636
Fenner PLC	1,925	11,082
Fidessa Group PLC	308	10,842
FirstGroup PLC[a]	6,897	14,730
Foxtons Group PLC	2,112	9,595
Fresnillo PLC	1,342	21,094
Friends Life Group Ltd.	7,491	42,026

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2014

Security	Shares	Value

G4S PLC	8,316	$35,268
Galliford Try PLC	693	14,917
Genus PLC	638	11,278
GKN PLC	7,953	45,974
GlaxoSmithKline PLC	25,322	614,120
Glencore PLC	55,341	336,403
Go-Ahead Group PLC (The)	330	12,285
Grafton Group PLC Units	1,353	13,169
Grainger PLC	3,278	11,904
Great Portland Estates PLC	1,760	18,987
Greencore Group PLC	2,574	11,486
Greene King PLC	1,166	16,260
Gulf Keystone Petroleum Ltd.[a]	6,908	9,389
Halfords Group PLC	1,309	10,608
Halma PLC	2,266	21,539
Hammerson PLC	3,311	33,596
Hansteen Holdings PLC	7,304	13,034
Hargreaves Lansdown PLC	1,287	22,272
Hays PLC	8,283	17,061
Henderson Group PLC	5,720	23,534
Hikma Pharmaceuticals PLC	858	26,060
Hiscox Ltd.	1,914	21,796
Home Retail Group PLC	4,664	13,103
Homeserve PLC	1,936	9,789
Howden Joinery Group PLC	3,663	20,971
HSBC Holdings PLC	98,087	1,053,880
Hunting PLC	869	12,764
ICAP PLC	2,948	17,310
IG Group Holdings PLC	2,090	21,524
IMI PLC	1,386	33,158
Imperial Tobacco Group PLC	5,016	217,725
Inchcape PLC	2,123	23,047
Informa PLC	2,827	23,287
Inmarsat PLC	2,255	27,754
InterContinental Hotels Group PLC	1,208	49,151
Intermediate Capital Group PLC	2,343	15,937
International Personal Finance PLC	1,342	12,518
Interserve PLC	1,078	11,584
Intertek Group PLC	814	35,236
Intu Properties PLC	3,883	21,555
Investec PLC	2,838	24,652
ITV PLC	19,811	69,804
J Sainsbury PLC	6,710	35,447
Jardine Lloyd Thompson Group PLC	946	16,403
JD Wetherspoon PLC	814	10,218
John Wood Group PLC	2,002	25,350

Security	Shares	Value

Johnson Matthey PLC	1,045	$52,205
Jupiter Fund Management PLC	2,079	13,436
Kazakhmys PLC[a]	2,321	12,727
Keller Group PLC	682	10,006
Kentz Corp. Ltd.	913	14,304
Kier Group PLC	407	12,011
Kingfisher PLC	12,221	62,022
Ladbrokes PLC	5,027	11,203
Laird PLC	2,233	10,899
Lancashire Holdings Ltd.	1,397	14,446
Land Securities Group PLC	3,850	67,795
Legal & General Group PLC	30,723	121,582
Lloyds Banking Group PLC[a]	297,979	373,535
London Stock Exchange Group PLC	891	29,153
LondonMetric Property PLC	4,609	10,972
Lonmin PLC[a]	2,629	10,129
Man Group PLC	9,460	19,006
Marks & Spencer Group PLC	8,250	59,920
Marston’s PLC	4,488	10,881
Meggitt PLC	3,993	34,280
Melrose Industries PLC	5,566	24,733
Michael Page International PLC	1,727	12,465
Micro Focus International PLC	1,034	14,838
Millennium & Copthorne Hotels PLC	1,144	11,328
Mitchells & Butlers PLC[a]	1,551	9,791
Mitie Group PLC	2,684	13,821
Mondi PLC	1,859	32,735
Moneysupermarket.com Group PLC	3,630	11,381
Monitise PLC[a]	10,252	7,962
Morgan Advanced Materials PLC	2,200	11,663
N Brown Group PLC	1,386	10,102
National Express Group PLC	3,311	14,635
National Grid PLC	19,327	279,148
Next PLC	814	93,038
Northgate PLC	1,265	10,529
Ocado Group PLC[a]	2,662	15,110
Old Mutual PLC	24,519	81,052
Ophir Energy PLC[a]	3,025	11,006
Oxford Instruments PLC	484	10,296
Pace PLC	1,903	10,278
Paragon Group of Companies PLC (The)	2,035	11,843
Pearson PLC	4,257	82,005
Pennon Group PLC	2,035	28,001
Persimmon PLC	1,518	32,112
Petra Diamonds Ltd.[a]	4,081	13,766

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2014

Security	Shares	Value

Petrofac Ltd.	1,331	$24,651
Phoenix Group Holdings	1,309	15,470
Playtech Ltd.	1,100	11,412
Premier Farnell PLC	3,146	9,603
Premier Oil PLC	3,322	18,048
Provident Financial PLC	781	28,046
Prudential PLC	13,310	307,295
QinetiQ Group PLC	4,015	14,018
Quindell PLC	2,246	7,773
Randgold Resources Ltd.	495	42,788
Reckitt Benckiser Group PLC	3,355	297,090
Reed Elsevier PLC	5,797	93,418
Regus PLC	3,971	11,659
Rentokil Initial PLC	11,000	22,007
Restaurant Group PLC (The)	1,265	13,156
Rexam PLC	3,465	29,308
Rightmove PLC	539	20,702
Rio Tinto PLC	6,666	381,743
Rolls-Royce Holdings PLC	9,812	172,282
Rotork PLC	462	21,598
Royal Bank of Scotland Group PLC[a]	12,815	76,871
Royal Dutch Shell PLC Class A	20,449	842,732
Royal Dutch Shell PLC Class B	12,826	553,371
Royal Mail PLC	3,410	24,030
RPC Group PLC	1,309	12,917
RPS Group PLC	2,211	9,537
RSA Insurance Group PLC	5,456	42,253
SABMiller PLC	5,005	273,609
Sage Group PLC (The)	5,808	36,193
Savills PLC	1,045	10,462
Schroders PLC	572	23,080
SEGRO PLC	3,377	20,405
Senior PLC	2,739	12,199
Serco Group PLC	3,058	18,674
Severn Trent PLC	1,254	40,966
Shaftesbury PLC	1,430	16,333
Shire PLC	3,091	255,238
SIG PLC	4,026	11,378
Smith & Nephew PLC	4,697	81,361
Smiths Group PLC	1,925	41,437
SOCO International PLC	1,573	11,419
Spectris PLC	627	20,197
Spirax-Sarco Engineering PLC	385	17,706
Spirent Communications PLC	6,336	11,007
Sports Direct International PLC[a]	1,441	16,251
SSE PLC	5,104	125,551

Security	Shares	Value

St James’s Place PLC	2,750	$33,730
St. Modwen Properties PLC	1,727	10,808
Stagecoach Group PLC	2,673	16,052
Standard Chartered PLC	12,617	262,432
Standard Life PLC	12,056	76,287
SVG Capital PLC[a]	2,002	14,128
Synergy Health PLC	517	11,879
Synthomer PLC	2,508	9,019
TalkTalk Telecom Group PLC	2,838	15,069
Tate & Lyle PLC	2,585	27,233
Taylor Wimpey PLC	16,357	30,736
Telecity Group PLC	1,210	16,241
Telecom plus PLC	451	10,584
Tesco PLC	42,130	183,510
Thomas Cook Group PLC[a]	7,667	15,844
Travis Perkins PLC	1,232	34,840
TUI Travel PLC	2,277	13,943
Tullett Prebon PLC	2,134	8,931
Tullow Oil PLC	4,796	58,987
UBM PLC	1,397	14,611
UDG Healthcare PLC	2,134	12,804
Ultra Electronics Holdings PLC	484	14,496
Unilever PLC	6,633	287,801
UNITE Group PLC (The)	1,716	11,780
United Utilities Group PLC	3,641	54,709
Vesuvius PLC	1,474	11,579
Victrex PLC	484	13,107
Vodafone Group PLC	137,973	461,454
W.S. Atkins PLC	682	15,337
Weir Group PLC (The)	1,100	47,673
WH Smith PLC	847	16,187
Whitbread PLC	902	65,528
Wm Morrison Supermarkets PLC	11,528	32,814
Wolseley PLC	1,298	67,846
Workspace Group PLC	1,122	11,602
WPP PLC	6,776	135,449

		17,438,609

TOTAL COMMON STOCKS
(Cost: $54,514,972)		51,871,446

PREFERRED STOCKS — 0.85%

GERMANY — 0.83%
Bayerische Motoren Werke AG	286	27,177
Fuchs Petrolub SE	187	7,531
Henkel AG & Co. KGaA	946	105,412

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2014

Security	Shares	Value

Jungheinrich AG	154	$9,404
Porsche Automobil Holding SE	803	75,349
Sartorius AG	99	11,841
Volkswagen AG	858	200,384

		437,098
ITALY — 0.02%
Unipol Gruppo Finanziario SpA	1,936	9,843

		9,843

TOTAL PREFERRED STOCKS
(Cost: $492,345)		446,941

RIGHTS — 0.03%

SPAIN — 0.03%
Banco Santander SAa	61,875	12,998
Zardoya Otis SAa	1,056	651

		13,649

TOTAL RIGHTS
(Cost: $13,480)		13,649

SHORT-TERM INVESTMENTS — 0.02%

MONEY MARKET FUNDS — 0.02%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	11,033	11,033

		11,033

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,033)		11,033

TOTAL INVESTMENTS IN SECURITIES — 99.83%
(Cost: $55,031,830)		52,343,069
Other Assets, Less Liabilities — 0.17%		90,425

NET ASSETS — 100.00%		$52,433,494

FDR  —  Fiduciary Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.86%

AUSTRALIA — 23.04%
Abacus Property Group	952	$2,293
Adelaide Brighton Ltd.	910	3,096
AGL Energy Ltd.	1,068	14,675
Ainsworth Game Technology Ltd.	428	1,500
ALS Ltd.	780	5,664
Alumina Ltd.[a]	5,000	7,461
Amcom Telecommunications Ltd.	762	1,452
Amcor Ltd.	2,310	22,400
AMP Ltd.	5,736	29,277
Ansell Ltd.	304	5,378
APA Group	1,550	10,765
APN News & Media Ltd.[a]	1,978	1,453
Aquarius Platinum Ltd.[a]	3,718	1,555
ARB Corp. Ltd.	170	1,935
Ardent Leisure Group	940	2,255
Aristocrat Leisure Ltd.	864	4,579
Arrium Ltd.	2,936	2,252
Asciano Ltd.	1,868	10,507
ASX Ltd.	368	12,382
Atlas Iron Ltd.	2,368	1,409
Aurizon Holdings Ltd.	4,062	18,958
Australand Property Group	834	3,481
Australia and New Zealand Banking Group Ltd.	5,324	168,142
Australian Agricultural Co. Ltd.[a]	1,554	1,792
Automotive Holdings Group	564	2,050
Aveo Group	812	1,631
AWE Ltd.[a]	1,258	2,134
Bank of Queensland Ltd.	664	7,741
Beach Energy Ltd.	2,620	4,129
Beadell Resources Ltd.[a]	2,574	1,244
Bendigo and Adelaide Bank Ltd.	806	9,554
BHP Billiton Ltd.	6,272	225,546
BlueScope Steel Ltd.[a]	1,096	6,399
Boral Ltd.	1,472	7,335
Bradken Ltd.	458	1,925
Brambles Ltd.	3,026	26,529
Breville Group Ltd.	220	1,708
BT Investment Management Ltd.	244	1,524
BWP Trust	1,122	2,670
Cabcharge Australia Ltd.	482	2,070
Caltex Australia Ltd.	270	6,203
Cardno Ltd.	354	2,073

Security	Shares	Value

carsales.com Ltd.	440	$4,708
CFS Retail Property Trust Group	3,866	7,799
Challenger Ltd.	1,014	7,617
Charter Hall Group	582	2,348
Charter Hall Retail REIT	736	2,744
Coca-Cola Amatil Ltd.	1,118	9,677
Cochlear Ltd.	110	6,509
Commonwealth Bank of Australia	3,128	243,553
Computershare Ltd.	896	10,954
Cover-More Group Ltd.[a]	774	1,313
Cromwell Group	2,802	2,657
Crown Resorts Ltd.	700	10,588
CSL Ltd.	946	59,630
CSR Ltd.	1,004	3,528
David Jones Ltd.	1,056	3,917
Dexus Property Group	10,256	11,347
Domino’s Pizza Enterprises Ltd.	132	2,648
Downer EDI Ltd.	872	3,948
Drillsearch Energy Ltd.[a]	1,044	1,597
DUET Group	2,466	5,525
DuluxGroup Ltd.	778	3,993
Echo Entertainment Group Ltd.	1,566	4,863
Envestra Ltd.	1,816	2,212
Fairfax Media Ltd.	3,966	3,171
Federation Centres	2,618	6,280
FlexiGroup Ltd.	676	2,357
Flight Centre Travel Group Ltd.	106	4,681
Fortescue Metals Group Ltd.	3,048	13,942
G8 Education Ltd.	486	2,255
GDI Property Group	2,226	1,935
Goodman Fielder Ltd.	3,612	2,149
Goodman Group	3,242	16,065
GPT Group (The)	3,108	11,760
GrainCorp Ltd. Class A	392	3,174
GWA Group Ltd.	714	1,958
Harvey Norman Holdings Ltd.	1,070	3,074
iiNET Ltd.	312	2,213
Iluka Resources Ltd.	846	6,945
Incitec Pivot Ltd.	3,244	8,988
Independence Group NL	542	2,459
Insurance Australia Group Ltd.	4,518	26,462
Investa Office Fund	1,170	3,883
Invocare Ltd.	284	2,796
IOOF Holdings Ltd.	434	3,522
Iress Ltd.	338	2,753
James Hardie Industries SE	856	10,887

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2014

Security	Shares	Value

JB Hi-Fi Ltd.	204	$3,778
Karoon Gas Australia Ltd.[a]	660	2,227
Leighton Holdings Ltd.	198	4,068
Lend Lease Group	1,024	12,928
M2 Group Ltd.	378	2,137
Macquarie Atlas Roads Group	840	2,632
Macquarie Group Ltd.	556	30,250
Magellan Financial Group Ltd.	206	2,270
McMillan Shakespeare Ltd.	164	1,448
Mermaid Marine Australia Ltd.	1,090	2,057
Mesoblast Ltd.[a]	412	1,636
Metcash Ltd.	1,810	4,897
Mineral Resources Ltd.	314	3,240
Mirvac Group	6,884	11,616
Monadelphous Group Ltd.	172	2,559
Mount Gibson Iron Ltd.	2,106	1,439
Myer Holdings Ltd.	1,322	2,802
National Australia Bank Ltd.	4,566	149,934
Navitas Ltd.	446	2,057
Newcrest Mining Ltd.[a]	1,550	15,707
Nine Entertainment Co. Holdings Ltd.[a]	1,054	2,107
Nufarm Ltd.	432	1,747
Orica Ltd.	726	14,849
Origin Energy Ltd.	2,154	28,697
Orora Ltd.	2,478	3,387
OZ Minerals Ltd.	650	2,810
OzForex Group Ltd.	646	1,483
Pacific Brands Ltd.	2,976	1,563
Pact Group Holdings Ltd.[a]	514	1,773
PanAust Ltd.	1,110	2,353
Perpetual Ltd.	92	4,176
Platinum Asset Management Ltd.	424	2,531
Premier Investments Ltd.	202	1,824
Primary Health Care Ltd.	992	4,482
Qantas Airways Ltd.[a]	2,104	2,611
QBE Insurance Group Ltd.	2,436	24,912
Qube Logistics Holdings Ltd.	1,320	2,786
Ramsay Health Care Ltd.	254	11,427
REA Group Ltd.	104	4,600
Recall Holdings Ltd.[a]	698	3,349
Regis Resources Ltd.	1,150	1,882
Rio Tinto Ltd.	854	52,703
SAI Global Ltd.	480	2,173
Sandfire Resources NLa	294	1,766
Santos Ltd.	1,884	25,503
Scentre Group[a]	9,759	30,848

Security	Shares	Value

Seek Ltd.	628	$9,686
Senex Energy Ltd.[a]	2,322	1,468
Seven West Media Ltd.	1,586	3,023
Shopping Centres Australasia Property Group	1,608	2,654
Sigma Pharmaceuticals Ltd.	2,794	2,039
Sims Metal Management Ltd.[a]	392	4,348
Sirius Resources NLa	502	1,834
Sirtex Medical Ltd.	130	2,282
Skilled Group Ltd.	640	1,523
Slater & Gordon Ltd.	406	1,880
Sonic Healthcare Ltd.	728	12,298
Southern Cross Media Group Ltd.	1,552	1,746
SP AusNet	3,066	3,848
Spark Infrastructure Group	2,696	4,725
Steadfast Group Ltd.	1,518	1,884
Stockland Corp. Ltd.	4,348	16,412
STW Communications Group Ltd.	1,702	2,350
Suncorp Group Ltd.	2,484	33,001
Sundance Energy Australia Ltd.[a]	1,538	1,959
Super Retail Group Ltd.	320	2,808
Sydney Airport	2,000	7,995
Tabcorp Holdings Ltd.	1,464	4,764
Tassal Group Ltd.	420	1,566
Tatts Group Ltd.	2,676	8,857
Telstra Corp. Ltd.	8,306	42,394
Ten Network Holdings Ltd.[a]	5,688	1,507
Toll Holdings Ltd.	1,322	6,711
Tox Free Solutions Ltd.	602	1,819
TPG Telecom Ltd.	536	2,751
Transfield Services Ltd.[a]	1,404	1,775
Transpacific Industries Group Ltd.[a]	3,346	3,375
Transurban Group	3,334	24,115
Treasury Wine Estates Ltd.	1,262	5,913
UGL Ltd.	354	2,291
Veda Group Ltd.[a]	754	1,472
Village Roadshow Ltd.	220	1,597
Virgin Australia Holdings Ltd.[a]	3,954	1,489
Virtus Health Ltd.	256	1,868
Vocation Ltd.[a]	542	1,562
Wesfarmers Ltd.	2,224	91,018
Western Areas NL	420	1,976
Westfield Corp.	3,800	26,426
Westpac Banking Corp.	6,034	194,156
Whitehaven Coal Ltd.[a]	1,650	2,616

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2014

Security	Shares	Value

Woodside Petroleum Ltd.	1,278	$50,520
Woolworths Ltd.	2,444	83,957
WorleyParsons Ltd.	412	6,895

		2,395,687
HONG KONG — 8.63%
AIA Group Ltd.	23,600	127,439
ASM Pacific Technology Ltd.	400	4,250
Bank of East Asia Ltd. (The)	2,400	10,266
BOC Hong Kong (Holdings) Ltd.	7,000	22,084
Brightoil Petroleum (Holdings) Ltd.[a]	6,000	1,850
Cathay Pacific Airways Ltd.	2,000	3,799
Century City International Holdings Ltd.	32,000	2,560
Champion REIT	4,000	1,863
Cheung Kong (Holdings) Ltd.	2,000	38,890
Cheung Kong Infrastructure Holdings Ltd.	2,000	14,142
China Public Procurement Ltd.[a]	32,000	1,424
Citic Telecom International Holdings Ltd.	6,000	2,160
CLP Holdings Ltd.	4,000	33,316
Dah Sing Banking Group Ltd.	1,600	2,865
Esprit Holdings Ltd.	3,800	5,982
FIH Mobile Ltd.[a]	6,000	3,399
First Pacific Co. Ltd.	4,000	4,826
G-Resources Group Ltd.[a]	72,000	2,081
Galaxy Entertainment Group Ltd.	4,000	34,038
Giordano International Ltd.	4,000	2,348
Global Brands Group Holding Ltd.[a]	12,000	3,143
Hang Lung Properties Ltd.	4,000	12,413
Hang Seng Bank Ltd.	1,600	27,210
Henderson Land Development Co. Ltd.	2,200	14,037
Hilong Holding Ltd.	4,000	2,261
HKT Trust and HKT Ltd.	4,720	5,597
Hong Kong and China Gas Co. Ltd. (The)	12,000	26,260
Hong Kong Exchanges and Clearing Ltd.	2,000	44,774
Hopewell Holdings Ltd.	1,000	3,484
Hutchison Telecommunications Hong Kong Holdings Ltd.	8,000	3,437
Hutchison Whampoa Ltd.	4,000	54,709
Hysan Development Co. Ltd.	2,000	9,652
IGG Inc.	4,000	2,261
Johnson Electric Holdings Ltd.	750	2,903
K. Wah International Holdings Ltd.	4,000	2,937
Kerry Logistics Network Ltd.	1,000	1,641
Kerry Properties Ltd.	1,000	3,677

Security	Shares	Value

Kowloon Development Co. Ltd.	2,000	$2,434
Langham Hospitality Investments Ltd.	4,000	1,848
Li & Fung Ltd.	12,000	16,103
Link REIT (The)	4,000	22,684
Macau Legend Development Ltd.[a]	4,000	2,395
Man Wah Holdings Ltd.	1,600	2,378
Melco International Development Ltd.	2,000	6,013
MGM China Holdings Ltd.	1,600	5,904
MTR Corp. Ltd.	3,000	11,826
New World Development Co. Ltd.	10,000	12,684
Newocean Energy Holdings Ltd.	4,000	2,746
NWS Holdings Ltd.	4,000	7,422
Pacific Basin Shipping Ltd.	4,000	2,431
Pacific Textile Holdings Ltd.	2,000	2,516
PCCW Ltd.	8,000	4,924
Power Assets Holdings Ltd.	3,000	26,845
Sa Sa International Holdings Ltd.	4,000	3,195
Sands China Ltd.	4,800	35,706
Shangri-La Asia Ltd.	4,000	6,348
Shun Tak Holdings Ltd.[a]	4,000	2,054
Sino Land Co. Ltd.	4,000	6,916
SITC International Holdings Co. Ltd.	4,000	1,760
SJM Holdings Ltd.	4,000	10,787
SmarTone Telecommunications Holding Ltd.	2,000	2,906
SPT Energy Group Inc.	4,000	2,132
Stella International Holdings Ltd.	1,000	2,787
Sun Hung Kai Properties Ltd.	4,000	60,851
Sunlight REIT	4,000	1,714
Swire Pacific Ltd. Class A	1,000	12,897
Swire Properties Ltd.	2,400	7,866
Techtronic Industries Co. Ltd.	3,000	9,058
Town Health International Medical Group Ltd.	8,000	1,166
Truly International Holdings Ltd.	4,000	2,426
Value Partners Group Ltd.	4,000	2,926
VTech Holdings Ltd.	400	4,950
Wharf (Holdings) Ltd. (The)	2,000	16,051
Wheelock and Co. Ltd.	2,000	10,155
Wynn Macau Ltd.	3,200	13,729
Xinyi Glass Holdings Co. Ltd.	4,000	2,364
Xinyi Solar Holdings Ltd.	8,000	2,312
Yue Yuen Industrial (Holdings) Ltd.	1,000	3,361

		897,548

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2014

Security	Shares	Value

JAPAN — 62.64%
Accordia Golf Co. Ltd.	200	$2,515
Acom Co. Ltd.[a]	800	3,205
Adeka Corp.	200	2,779
Advance Residence Investment Corp.	2	4,775
Advantest Corp.	400	4,535
AEON Co. Ltd.	1,200	13,571
AEON Financial Service Co. Ltd.	200	4,627
AEON Mall Co. Ltd.	200	4,734
AEON REIT Investment Corp.	2	2,629
Aica Kogyo Co. Ltd.	200	4,356
Aida Engineering Ltd.	200	1,925
AIFUL Corp.[a]	600	3,273
Aisin Seiki Co. Ltd.	400	15,714
Ajinomoto Co. Inc.	2,000	31,011
Alpine Electronics Inc.	200	3,178
Alps Electric Co. Ltd.	400	5,648
Amano Corp.	200	2,349
ANA Holdings Inc.	2,000	4,989
Anritsu Corp.	200	1,937
Aoki Holdings Inc.	200	2,639
Aozora Bank Ltd.	2,000	6,846
Asahi Diamond Industrial Co. Ltd.	200	2,943
Asahi Glass Co. Ltd.	2,000	11,953
Asahi Group Holdings Ltd.	800	24,389
Asahi Kasei Corp.	2,000	15,987
ASICS Corp.	400	8,557
Astellas Pharma Inc.	4,200	57,792
Autobacs Seven Co. Ltd.	200	3,295
Azbil Corp.	200	5,074
Bandai Namco Holdings Inc.	400	10,234
Bank of Saga Ltd. (The)	2,000	4,629
Bank of the Ryukyus Ltd.	200	2,958
Bank of Yokohama Ltd. (The)	2,000	11,529
Benesse Holdings Inc.	200	7,585
BIC Camera Inc.	200	1,745
Bridgestone Corp.	1,200	43,666
Brother Industries Ltd.	400	7,297
Calbee Inc.	200	5,990
Canon Inc.	2,200	72,567
Canon Marketing Japan Inc.	200	4,104
Capcom Co. Ltd.	200	3,678
Casio Computer Co. Ltd.	400	6,795
Central Japan Railway Co.	200	28,687
Chiba Bank Ltd. (The)	2,000	14,742

Security	Shares	Value

Chubu Electric Power Co. Inc.[a]	1,200	$14,085
Chugai Pharmaceutical Co. Ltd.	400	13,458
Chugoku Bank Ltd. (The)	400	6,200
Chugoku Electric Power Co. Inc. (The)	600	8,063
Citizen Holdings Co. Ltd.	600	4,843
CKD Corp.	200	1,813
Coca-Cola East Japan Co. Ltd.	200	5,407
Coca-Cola West Co. Ltd.	200	3,349
Colowide Co. Ltd.	200	2,655
COMSYS Holdings Corp.	200	3,740
Corona Corp.	200	2,295
Cosmo Oil Co. Ltd.	2,000	4,045
Credit Saison Co. Ltd.	200	4,010
Dai Nippon Printing Co. Ltd.	2,000	20,693
Dai-ichi Life Insurance Co. Ltd. (The)	2,000	28,648
Daibiru Corp.	200	2,239
Daifuku Co. Ltd.	200	2,797
Daihatsu Motor Co. Ltd.	400	7,169
Daiichi Sankyo Co. Ltd.	1,200	21,985
Daikin Industries Ltd.	400	27,928
Daiseki Co. Ltd.	200	3,598
Daito Trust Construction Co. Ltd.	200	24,262
Daiwa House Industry Co. Ltd.	2,000	41,056
Daiwa Securities Group Inc.	4,000	34,097
Daiwahouse Residential Investment Corp.	1	4,707
DCM Holdings Co. Ltd.	400	2,696
Dena Co. Ltd.	200	2,616
Denso Corp.	1,000	46,560
Dentsu Inc.	400	16,045
DIC Corp.	2,000	4,648
DMG Mori Seiki Co Ltd.	200	2,577
Don Quijote Holdings Co. Ltd.	200	10,950
Duskin Co. Ltd.	200	3,680
East Japan Railway Co.	600	48,555
EDION Corp.	400	2,668
Eighteenth Bank Ltd. (The)	2,000	5,309
Eisai Co. Ltd.	400	17,111
Electric Power Development Co. Ltd.	200	6,486
Euglena Co. Ltd.[a]	200	2,806
FamilyMart Co. Ltd.	200	9,034
Fancl Corp.	200	2,466
FANUC Corp.	400	69,976
Fast Retailing Co. Ltd.	200	66,913
FCC Co. Ltd.	200	3,631

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2014

Security	Shares	Value

Fuji Electric Co. Ltd.	2,000	$10,424
Fuji Heavy Industries Ltd.	1,200	34,611
Fuji Machine Manufacturing Co. Ltd.	200	1,725
Fuji Oil Co. Ltd. New	200	3,203
FUJIFILM Holdings Corp.	1,000	28,867
Fujitec Co. Ltd.	200	2,073
Fujitsu Ltd.	4,000	31,157
Fukuoka Financial Group Inc.	2,000	10,347
Fukuoka REIT Corp.	2	3,637
Furukawa Electric Co. Ltd.	2,000	4,279
Glory Ltd.	200	6,729
GLP J-REIT	4	4,465
GMO Internet Inc.	200	2,205
Gree Inc.[a]	200	1,601
Gulliver International Co. Ltd.	200	1,861
GungHo Online Entertainment Inc.	800	4,559
Hachijuni Bank Ltd. (The)	2,000	12,447
Hakuhodo DY Holdings Inc.	400	4,236
Hamamatsu Photonics K.K.	200	9,510
Hankyu Hanshin Holdings Inc.	2,000	11,728
Haseko Corp.	600	4,837
Hazama Ando Corp.	400	2,497
Heiwa Real Estate REIT Inc.	2	1,673
Heiwado Co. Ltd.	200	3,302
Hino Motors Ltd.	600	8,431
Hisamitsu Pharmaceutical Co. Inc.	200	8,023
Hitachi Chemical Co. Ltd.	200	3,545
Hitachi Construction Machinery Co. Ltd.	200	4,133
Hitachi High-Technologies Corp.	200	5,407
Hitachi Ltd.	10,000	78,641
Hitachi Transport System Ltd.	200	3,050
Hitachi Zosen Corp.	400	2,112
Hokkaido Electric Power Co. Inc.[a]	400	3,493
Hokuetsu Kishu Paper Co. Ltd.	400	1,778
Hokuhoku Financial Group Inc.	2,000	4,143
Hokuriku Electric Power Co.	400	5,228
Honda Motor Co. Ltd.	3,200	113,704
House Foods Group Inc.	200	3,635
Hoya Corp.	800	26,225
Hulic Co. Ltd.	400	4,788
Hulic Reit Inc.[a]	2	3,446
IBIDEN Co. Ltd.	200	4,039
Ichigo Group Holdings Co. Ltd.	600	1,803
Ichigo Real Estate Investment Corp.	4	2,769
Ichiyoshi Securities Co. Ltd.	200	2,509

Security	Shares	Value

Idemitsu Kosan Co. Ltd.	200	$4,137
IHI Corp.	2,000	9,394
Iida Group Holdings Co. Ltd.	400	6,037
Iino Kaiun Kaisha Ltd.	400	2,283
INPEX Corp.	1,800	26,895
Isetan Mitsukoshi Holdings Ltd.	600	7,550
Isuzu Motors Ltd.	2,000	14,061
IT Holdings Corp.	200	3,699
ITO EN Ltd.	200	4,899
ITOCHU Corp.	3,000	38,727
Iyo Bank Ltd. (The)	400	4,092
J Trust Co. Ltd.	200	2,540
J. Front Retailing Co. Ltd.	2,000	13,692
Japan Airlines Co. Ltd.	200	11,144
Japan Communications Inc.[a]	400	4,613
Japan Display Inc.[a]	800	4,668
Japan Excellent Inc.	2	2,690
Japan Exchange Group Inc.	600	13,921
Japan Hotel REIT Investment Corp.	4	2,217
Japan Logistics Fund Inc.	2	4,603
Japan Prime Realty Investment Corp.	2	6,953
Japan Real Estate Investment Corp.	2	11,319
Japan Rental Housing Investments Inc.	4	2,945
Japan Retail Fund Investment Corp.	4	8,853
Japan Securities Finance Co. Ltd.	400	2,536
Japan Tobacco Inc.	2,200	78,129
JFE Holdings Inc.	1,000	21,267
Joyo Bank Ltd. (The)	2,000	10,755
JSR Corp.	400	6,970
JTEKT Corp.	400	7,029
JX Holdings Inc.	4,400	22,870
Kagome Co. Ltd.	200	3,363
Kajima Corp.	2,000	9,413
Kakaku.com Inc.	200	3,442
Kaken Pharmaceutical Co. Ltd.	2,000	44,907
Kamei Corp.	400	3,026
Kansai Electric Power Co. Inc. (The)[a]	1,400	12,933
Kao Corp.	1,000	41,299
Kawasaki Heavy Industries Ltd.	2,000	7,877
Kawasaki Kisen Kaisha Ltd.	2,000	4,318
KDDI Corp.	1,200	69,980
Keikyu Corp.	2,000	17,776
Keio Corp.	2,000	16,123
Kenedix Inc.[a]	400	1,785
Kewpie Corp.	200	3,625

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2014

Security	Shares	Value

Keyence Corp.	200	$87,995
Kikkoman Corp.	2,000	44,382
Kintetsu Corp.	4,000	14,664
Kirin Holdings Co. Ltd.	1,600	22,599
Kitz Corp.	400	2,322
Kiyo Bank Ltd. (The)	200	2,738
Kobe Steel Ltd.	6,000	9,860
Koei Tecmo Holdings Co. Ltd.	200	2,952
Kohnan Shoji Co. Ltd.	200	2,071
Koito Manufacturing Co. Ltd.	200	5,525
Kokuyo Co. Ltd.	200	1,632
Komatsu Ltd.	1,800	40,416
Komori Corp.	200	2,439
Konami Corp.	200	4,697
Konica Minolta Holdings Inc.	1,000	10,843
Konishi Co. Ltd.	200	4,355
Kubota Corp.	2,000	26,790
Kuraray Co. Ltd.	600	7,964
Kurita Water Industries Ltd.	200	4,654
Kuroda Electric Co. Ltd.	200	3,333
Kyocera Corp.	600	29,447
KYORIN Holdings Inc.	200	4,139
Kyowa Exeo Corp.	200	2,791
Kyushu Electric Power Co. Inc.[a]	800	8,970
Lawson Inc.	200	15,053
Leopalace21 Corp.[a]	400	1,809
Lintec Corp.	200	4,123
LIXIL Group Corp.	600	14,779
M3 Inc.	400	6,511
Makita Corp.	200	12,039
Marubeni Corp.	4,000	28,446
Maruha Nichiro Corp.	200	3,174
Marui Group Co. Ltd.	400	3,913
Marusan Securities Co. Ltd.	200	1,542
Matsuda Sangyo Co. Ltd.	200	2,499
Matsui Securities Co. Ltd.	200	1,912
Mazda Motor Corp.	1,200	29,185
McDonald’s Holdings Co. (Japan) Ltd.	200	5,043
Medipal Holdings Corp.	200	2,546
MEGMILK SNOW BRAND Co. Ltd.	200	2,604
Meiji Holdings Co. Ltd.	200	14,450
Mie Bank Ltd. (The)	2,000	4,609
Miraca Holdings Inc.	200	9,326
MIRAIT Holdings Corp.	200	2,005
Misumi Group Inc.	200	6,447

Security	Shares	Value

Mitsubishi Chemical Holdings Corp.	2,600	$11,481
Mitsubishi Corp.	2,800	59,521
Mitsubishi Electric Corp.	4,000	53,523
Mitsubishi Estate Co. Ltd.	4,000	99,091
Mitsubishi Heavy Industries Ltd.	6,000	39,564
Mitsubishi Materials Corp.	2,000	7,390
Mitsubishi Motors Corp.	1,200	13,828
Mitsubishi Tanabe Pharma Corp.	400	5,854
Mitsubishi UFJ Financial Group Inc.	24,800	148,460
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,000	5,698
Mitsui & Co. Ltd.	3,400	55,082
Mitsui Chemicals Inc.	2,000	5,446
Mitsui Engineering & Shipbuilding Co. Ltd.	2,000	4,123
Mitsui Fudosan Co. Ltd.	2,000	66,991
Mitsui Mining & Smelting Co. Ltd.	2,000	6,010
Mitsui O.S.K. Lines Ltd.	2,000	7,468
Mitsumi Electric Co. Ltd.	400	3,011
Mizuho Financial Group Inc.	44,600	87,391
Monex Group Inc.	600	1,960
Mori Hills REIT Investment Corp.	2	2,939
MORI TRUST Sogo REIT Inc.	2	3,433
MOS Food Services Inc.	200	4,353
Moshi Moshi Hotline Inc.	200	1,960
MS&AD Insurance Group Holdings Inc.	1,000	23,139
Murata Manufacturing Co. Ltd.	400	38,594
Nabtesco Corp.	200	4,580
Nagase & Co. Ltd.	200	2,486
Nagoya Railroad Co. Ltd.	2,000	8,421
NanoCarrier Co. Ltd.[a]	200	2,635
Net One Systems Co. Ltd.	200	1,328
Neturen Co. Ltd.	400	3,085
Nexon Co. Ltd.	200	1,945
NGK Insulators Ltd.	2,000	48,194
NGK Spark Plug Co. Ltd.	2,000	60,485
NHK Spring Co. Ltd.	400	3,964
Nichi-Iko Pharmaceutical Co. Ltd.	200	2,927
Nichicon Corp.	200	1,577
Nidec Corp.	400	26,361
Nihon Nohyaku Co. Ltd.	200	2,176
Nihon Parkerizing Co. Ltd.	200	4,460
Nihon Unisys Ltd.	200	1,826
Nikkiso Co. Ltd.	200	2,398
Nikon Corp.	600	9,414
Nintendo Co. Ltd.	200	22,415

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2014

Security	Shares	Value

Nippon Building Fund Inc.	2	$11,280
Nippon Express Co. Ltd.	2,000	9,763
Nippon Konpo Unyu Soko Co. Ltd.	200	3,468
Nippon Light Metal Holdings Co. Ltd.	1,200	2,054
Nippon Paper Industries Co. Ltd.	200	3,518
Nippon Prologis REIT Inc.	2	4,674
Nippon Sheet Glass Co. Ltd.[a]	2,000	2,820
Nippon Signal Co. Ltd. (The)	200	1,892
Nippon Steel & Sumitomo Metal Corp.	14,000	42,762
Nippon Suisan Kaisha Ltd.[a]	600	1,745
Nippon Telegraph and Telephone Corp.	800	53,367
Nippon Yakin Kogyo Co. Ltd.[a]	600	1,902
Nippon Yusen K.K.	4,000	11,552
Nipro Corp.	200	1,727
Nishi-Nippon City Bank Ltd. (The)	2,000	5,271
Nissan Chemical Industries Ltd.	200	3,707
Nissan Motor Co. Ltd.	4,800	47,704
Nissan Shatai Co. Ltd.	200	3,267
Nisshin Seifun Group Inc.	400	4,707
Nisshin Steel Co. Ltd.	200	2,746
Nissin Foods Holdings Co. Ltd.	200	11,066
Nitori Holdings Co. Ltd.	200	11,319
Nitto Denko Corp.	400	18,219
Nitto Kohki Co. Ltd.	200	4,032
NKSJ Holdings Inc.	600	15,397
NOK Corp.	200	4,117
Nomura Holdings Inc.	7,000	44,947
Nomura Real Estate Holdings Inc.	200	3,754
Nomura Real Estate Master Fund Inc.	2	2,429
Nomura Research Institute Ltd.	200	6,360
North Pacific Bank Ltd.	600	2,474
NSD Co. Ltd.	200	2,769
NSK Ltd.	2,000	28,570
NTT Data Corp.	200	7,682
NTT DOCOMO Inc.	3,000	53,211
NTT Urban Development Corp.	200	2,213
Obayashi Corp.	2,000	14,781
OBIC Co. Ltd.	200	7,138
Odakyu Electric Railway Co. Ltd.	2,000	19,760
Oji Holdings Corp.	2,000	8,149
Okabe Co. Ltd.	200	2,610
Oki Electric Industry Co. Ltd.	2,000	4,493
Olympus Corp.[a]	400	14,586
Omron Corp.	400	18,029
Ono Pharmaceutical Co. Ltd.	200	17,134
Onoken Co. Ltd.	200	2,301

Security	Shares	Value

Orient Corp.[a]	800	$1,984
Oriental Land Co. Ltd.	200	37,730
ORIX Corp.	2,600	42,817
ORIX JREIT Inc.	4	5,516
Osaka Gas Co. Ltd.	4,000	16,737
OSG Corp.	200	3,501
Otsuka Holdings Co. Ltd.	800	25,645
Paltac Corp.	200	2,680
Panasonic Corp.	4,400	53,805
PARK24 Co. Ltd.	200	3,699
Penta-Ocean Construction Co. Ltd.	600	2,205
Pioneer Corp.[a]	800	2,163
Proto Corp.	200	2,904
Rakuten Inc.	1,600	21,300
Resona Holdings Inc.	4,200	23,631
Resorttrust Inc.	200	4,178
Ricoh Co. Ltd.	1,400	16,330
Rohm Co. Ltd.	200	11,494
Rohto Pharmaceutical Co. Ltd.	200	3,108
Round One Corp.	400	2,353
Royal Holdings Co. Ltd.	200	3,293
Sakata Seed Corp.	200	2,719
Sanrio Co. Ltd.	200	5,821
Santen Pharmaceutical Co. Ltd.	200	11,825
SBI Holdings Inc.	400	4,761
Secom Co. Ltd.	400	24,653
Sega Sammy Holdings Inc.	400	8,025
Seikagaku Corp.	200	2,421
Seiko Epson Corp.	200	8,732
Sekisui Chemical Co. Ltd.	2,000	24,155
Sekisui House Ltd.	1,000	13,249
Sekisui House SI Residential Investment Corp.	2	2,054
Sekisui Plastics Co. Ltd.	2,000	5,757
Senshu Ikeda Holdings Inc.	600	3,075
Seven & I Holdings Co. Ltd.	1,400	58,956
Seven Bank Ltd.	1,200	4,866
Sharp Corp.[a]	4,000	12,681
Shikoku Electric Power Co. Inc.[a]	400	5,325
Shimachu Co. Ltd.	200	4,668
Shimano Inc.	200	23,533
Shimizu Corp.	2,000	15,481
Shin-Etsu Chemical Co. Ltd.	800	51,189
Shin-Etsu Polymer Co. Ltd.	600	3,302
Shinko Electric Industries Co. Ltd.	200	1,801

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2014

Security	Shares	Value

Shinsei Bank Ltd.	4,000	$8,557
Shionogi & Co. Ltd.	600	13,081
Shiseido Co. Ltd.	600	11,943
Shizuoka Bank Ltd. (The)	2,000	21,802
Showa Corp.	200	2,250
Showa Denko K.K.	4,000	5,873
Showa Shell Sekiyu K.K.	400	4,547
SKY Perfect JSAT Holdings Inc.	400	2,400
SMC Corp.	200	56,022
SoftBank Corp.	1,800	132,539
Sohgo Security Services Co. Ltd.	200	4,598
Sojitz Corp.	2,600	4,475
Sony Corp.	2,000	34,463
Sony Financial Holdings Inc.	400	6,632
Square Enix Holdings Co. Ltd.	200	4,127
Stanley Electric Co. Ltd.	200	5,253
Star Micronics Co. Ltd.	200	2,779
Starbucks Coffee Japan Ltd.	200	2,309
Start Today Co. Ltd.	200	5,378
Sumco Corp.	200	1,863
Sumitomo Chemical Co. Ltd.	2,000	7,721
Sumitomo Corp.	2,200	29,320
Sumitomo Dainippon Pharma Co. Ltd.	400	4,928
Sumitomo Electric Industries Ltd.	1,400	20,795
Sumitomo Forestry Co. Ltd.	200	2,381
Sumitomo Heavy Industries Ltd.	2,000	9,899
Sumitomo Metal Mining Co. Ltd.	2,000	33,656
Sumitomo Mitsui Construction Co. Ltd.[a]	1,600	1,836
Sumitomo Mitsui Financial Group Inc.	2,400	99,421
Sumitomo Mitsui Trust Holdings Inc.	6,000	26,378
Sumitomo Realty & Development Co. Ltd.	2,000	83,678
Sumitomo Rubber Industries Inc.	400	5,858
Suntory Beverage & Food Ltd.	200	7,546
Suzuken Co. Ltd.	200	6,437
Suzuki Motor Corp.	800	26,948
Sysmex Corp.	200	7,857
T&D Holdings Inc.	1,200	15,281
Taiheiyo Cement Corp.	2,000	7,838
Taisei Corp.	2,000	11,416
Taiyo Yuden Co. Ltd.	200	2,169
Takara Bio Inc.	200	3,122
Takasago Thermal Engineering Co. Ltd.	200	2,491
Takeda Pharmaceutical Co. Ltd.	1,600	73,547
TDK Corp.	200	9,695
Teijin Ltd.	2,000	4,998

Security	Shares	Value

Terumo Corp.	600	$13,781
THK Co. Ltd.	200	4,876
Tobu Railway Co. Ltd.	2,000	10,561
Tocalo Co. Ltd.	200	3,433
Toho Co. Ltd.	200	4,895
Toho Holdings Co. Ltd.	200	3,802
Tohoku Electric Power Co. Inc.	800	8,837
Tohokushinsha Film Corp.	200	1,523
Tokai Rika Co. Ltd.	200	4,216
Tokai Tokyo Financial Holdings Inc.	400	2,836
Tokio Marine Holdings Inc.	1,400	44,545
Tokyo Broadcasting System Holdings Inc.	200	2,342
Tokyo Electric Power Co. Inc.[a]	2,800	11,027
Tokyo Electron Ltd.	400	26,217
Tokyo Gas Co. Ltd.	4,000	23,051
Tokyo Seimitsu Co. Ltd.	200	3,579
Tokyo Steel Manufacturing Co. Ltd.	400	2,443
Tokyo Tatemono Co. Ltd.	2,000	17,309
Tokyu Corp.	2,000	14,548
Tokyu Fudosan Holdings Corp.	1,000	7,682
TOKYU REIT Inc.	2	2,725
TOMONY Holdings Inc.	400	1,657
Topcon Corp.	200	4,631
Toppan Forms Co. Ltd.	200	1,976
Toppan Printing Co. Ltd.	2,000	15,423
Topre Corp.	200	2,857
TOPY Industries Ltd.	2,000	4,181
Toray Industries Inc.	2,000	13,663
Toshiba Corp.	8,000	35,941
Tosoh Corp.	2,000	8,888
TOTO Ltd.	2,000	25,342
Towa Bank Ltd. (The)	2,000	1,984
Toyo Seikan Group Holdings Ltd.	400	6,313
Toyobo Co. Ltd.	2,000	3,267
Toyoda Gosei Co. Ltd.	200	4,098
Toyota Boshoku Corp.	200	2,293
Toyota Industries Corp.	400	19,721
Toyota Motor Corp.	5,400	322,262
Toyota Tsusho Corp.	400	11,276
Trend Micro Inc.	200	7,196
TS Tech Co. Ltd.	200	5,745
TSI Holdings Co. Ltd.	400	2,964
Tsumura & Co.	200	4,849
Ube Industries Ltd.	2,000	3,481
Unicharm Corp.	200	12,338
United Urban Investment Corp.	4	6,453

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2014

Security	Shares	Value

UNY Co. Ltd.	400	$2,396
USEN Corp.[a]	600	2,404
Ushio Inc.	200	2,419
USS Co. Ltd.	400	7,064
VT Holdings Co. Ltd.	400	2,163
Wacom Co. Ltd.	400	1,863
Wakita & Co. Ltd.	200	2,384
West Japan Railway Co.	400	18,274
Yahoo! Japan Corp.	2,800	12,879
Yakult Honsha Co. Ltd.	200	10,697
Yamada Denki Co. Ltd.	1,800	6,459
Yamaha Corp.	400	6,196
Yamaha Motor Co. Ltd.	600	10,082
Yamato Holdings Co. Ltd.	800	16,842
Yaskawa Electric Corp.	400	5,267
Yokogawa Electric Corp.	400	5,115
Yoshinoya Holdings Co. Ltd.	200	2,725
Zensho Holdings Co. Ltd.	200	2,013

		6,512,074
NEW ZEALAND — 0.73%
Air New Zealand Ltd.	862	1,449
Argosy Property Ltd.	1,790	1,527
Auckland International Airport Ltd.	1,804	5,849
Chorus Ltd.	1,034	1,536
Contact Energy Ltd.	744	3,498
Fisher & Paykel Healthcare Corp. Ltd.	1,074	4,330
Fletcher Building Ltd.	1,308	10,125
Freightways Ltd.	364	1,520
Goodman Property Trust	2,036	1,866
Infratil Ltd.	1,064	2,249
Kathmandu Holdings Ltd.	512	1,447
Kiwi Income Property Trust	1,650	1,645
Meridian Energy Ltd.	2,216	2,342
Metlifecare Ltd.	404	1,512
Mighty River Power Ltd.	1,370	2,756
Nuplex Industries Ltd.	544	1,371
Precinct Properties New Zealand Ltd.	1,626	1,532
Ryman Healthcare Ltd.	716	4,922
Sky Network Television Ltd.	782	4,480
SKYCITY Entertainment Group Ltd.	1,118	3,568
Summerset Group Holdings Ltd.	508	1,350
Telecom Corp. of New Zealand Ltd.	3,456	8,330
Trade Me Group Ltd.	800	2,363
Xero Ltd.[a]	124	2,674
Z Energy Ltd.	566	1,840

		76,081

Security	Shares	Value

SINGAPORE — 4.82%
AIMS AMP Capital Industrial REIT	2,000	$2,396
ARA Asset Management Ltd.	2,000	2,757
Ascendas Hospitality Trust	4,000	2,452
Ascendas India Trust	4,000	2,693
Ascendas REIT	4,000	7,469
Ascott Residence Trust	2,000	1,979
Asian Pay Television Trust	4,000	2,725
Biosensors International Group Ltd.	4,000	2,725
Cache Logistics Trust	2,000	1,931
Cambridge Industrial Trust	4,000	2,292
CapitaCommercial Trust	4,000	5,337
CapitaLand Ltd.	4,000	11,059
CapitaMall Trust Management Ltd.	4,000	6,315
CapitaRetail China Trust	2,000	2,733
CDL Hospitality Trusts	2,000	2,805
ComfortDelGro Corp. Ltd.	4,000	8,302
COSCO Corp. (Singapore) Ltd.	4,000	2,292
DBS Group Holdings Ltd.	4,000	58,404
Ezion Holdings Ltd.	2,000	3,446
Ezra Holdings Ltd.	2,000	1,883
Far East Hospitality Trust	4,000	2,805
First REIT	2,000	1,955
First Resources Ltd.	2,000	3,622
Frasers Centrepoint Trust	2,000	3,109
Frasers Commercial Trust	2,000	2,252
Genting Singapore PLC	12,000	12,838
Global Logistic Properties Ltd.	6,000	13,415
Golden Agri-Resources Ltd.	14,000	6,002
GuocoLeisure Ltd.	2,000	1,747
Hutchison Port Holdings Trust	12,000	8,940
Hyflux Ltd.	2,000	1,899
Indofood Agri Resources Ltd.	2,000	1,555
Keppel Corp. Ltd.	2,000	17,566
Keppel Infrastructure Trust	4,000	3,318
Keppel Land Ltd.	2,000	5,834
Keppel REIT Management Ltd.	2,000	2,036
Lippo Malls Indonesia Retail Trust	8,000	2,661
Mapletree Commercial Trust	2,000	2,244
Mapletree Greater China Commercial Trust	4,000	2,949
Mapletree Industrial Trust	2,000	2,252
Mapletree Logistics Trust	2,000	1,883
Neptune Orient Lines Ltd.[a]	2,000	1,523
Noble Group Ltd.	8,000	9,104

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2014

Security	Shares	Value

OUE Hospitality Trust	4,000	$2,901
Oversea-Chinese Banking Corp. Ltd.	6,000	47,987
Sabana Shari’ah Compliant Industrial REIT	2,000	1,651
SATS Ltd.	2,000	4,824
SembCorp Industries Ltd.	2,000	8,783
SembCorp Marine Ltd.	2,000	6,635
Silverlake Axis Ltd.	2,000	1,827
Singapore Airlines Ltd.	2,000	16,557
Singapore Exchange Ltd.	2,000	11,315
Singapore Post Ltd.	2,000	2,821
Singapore Technologies Engineering Ltd.	4,000	12,181
Singapore Telecommunications Ltd.	16,000	52,186
SMRT Corp. Ltd.	2,000	2,532
Soilbuild Business Space REIT	4,000	2,596
Starhill Global REIT	4,000	2,645
StarHub Ltd.	2,000	6,828
Suntec REIT	4,000	5,738
Super Group Ltd.	2,000	2,364
United Overseas Bank Ltd.	2,000	38,723
Vard Holdings Ltd.[a]	2,000	1,739
Wheelock Properties (Singapore) Ltd.	2,000	3,037
Wilmar International Ltd.	4,000	10,482
Wing Tai Holdings Ltd.	2,000	3,165
Yangzijiang Shipbuilding	4,000	3,494
Yanlord Land Group Ltd.	2,000	1,939
Yoma Strategic Holdings Ltd.	4,000	2,212

		500,666

TOTAL COMMON STOCKS
(Cost: $9,994,336)		10,382,056

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	1,387	1,387

		1,387

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,387)		1,387

TOTAL INVESTMENTS IN SECURITIES — 99.87%
(Cost: $9,995,723)		10,383,443
Other Assets, Less Liabilities — 0.13%		13,008

NET ASSETS — 100.00%		$10,396,451

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 97.36%

AUSTRALIA — 5.60%
Acrux Ltd.	43,359	$73,970
Adelaide Brighton Ltd.	18,343	62,416
AGL Energy Ltd.	20,404	280,371
ALS Ltd.	13,581	98,611
Alumina Ltd.[a]	84,560	126,178
Amcor Ltd.	42,354	410,697
AMP Ltd.	105,731	539,656
Ansell Ltd.	6,248	110,541
APA Group	33,701	234,049
ARB Corp. Ltd.	3,093	35,197
Ardent Leisure Group	39,116	93,825
Aristocrat Leisure Ltd.	21,199	112,340
Arrium Ltd.	49,966	38,324
Asciano Ltd.	36,719	206,533
Astro Japan Property Trust	30,788	120,219
ASX Ltd.	6,298	211,901
Atlas Iron Ltd.	40,658	24,192
Aurizon Holdings Ltd.	68,474	319,574
Australand Property Group	21,188	88,446
Australia and New Zealand Banking Group Ltd.	96,715	3,054,444
Automotive Holdings Group	9,782	35,559
Aveo Group	16,277	32,687
AWE Ltd.[a]	25,509	43,281
Bank of Queensland Ltd.	13,717	159,919
Beach Energy Ltd.	64,488	101,623
Beadell Resources Ltd.[a]	52,530	25,395
Bendigo and Adelaide Bank Ltd.	12,056	142,908
Bentham IMF Ltd.	33,056	64,845
BHP Billiton Ltd.	114,469	4,116,396
BlueScope Steel Ltd.[a]	20,931	122,206
Boral Ltd.	29,166	145,340
Bradken Ltd.	9,129	38,362
Brambles Ltd.	54,906	481,365
Buru Energy Ltd.[a,b]	17,054	13,239
BWP Trust	27,064	64,413
Cabcharge Australia Ltd.	10,154	43,614
Caltex Australia Ltd.	4,790	110,040
Cardno Ltd.	6,157	36,062
carsales.com Ltd.	9,483	101,476
CFS Retail Property Trust Group	61,125	123,317
Challenger Ltd.	18,518	139,107
Charter Hall Group	14,696	59,297

Security	Shares	Value

Charter Hall Retail REIT	14,267	$53,189
Coca-Cola Amatil Ltd.	20,146	174,374
Cochlear Ltd.	1,818	107,581
Commonwealth Bank of Australia	56,811	4,423,438
Computershare Ltd.	16,532	202,113
Crown Resorts Ltd.	13,978	211,434
CSL Ltd.	17,697	1,115,506
CSR Ltd.	25,440	89,403
David Jones Ltd.	30,820	114,327
Decmil Group Ltd.	14,934	27,768
Dexus Property Group	204,771	226,547
Domino’s Pizza Enterprises Ltd.	2,761	55,394
Downer EDI Ltd.	15,393	69,694
Drillsearch Energy Ltd.[a,b]	21,117	32,295
DUET Group	42,596	95,440
DuluxGroup Ltd.	19,613	100,653
Echo Entertainment Group Ltd.	25,466	79,077
Envestra Ltd.	44,391	54,064
Fairfax Media Ltd.	90,652	72,480
Federation Centres	67,519	161,953
FlexiGroup Ltd.	11,875	41,401
Flight Centre Travel Group Ltd.	2,151	94,990
Fortescue Metals Group Ltd.	59,808	273,569
G.U.D Holdings Ltd.	11,364	78,816
G8 Education Ltd.	9,422	43,711
Goodman Fielder Ltd.	66,010	39,276
Goodman Group	62,776	311,074
GPT Group (The)	56,275	212,938
GrainCorp Ltd. Class A	9,150	74,094
GWA Group Ltd.	14,259	39,107
Harvey Norman Holdings Ltd.	15,153	43,531
iiNET Ltd.	5,403	38,327
Iluka Resources Ltd.	15,672	128,655
Incitec Pivot Ltd.	59,460	164,734
Independence Group NL	10,242	46,467
Insurance Australia Group Ltd.	81,715	478,614
Investa Office Fund	35,582	118,098
Invocare Ltd.	7,391	72,768
IOOF Holdings Ltd.	11,429	92,761
Iress Ltd.	9,787	79,707
James Hardie Industries SE	16,229	206,405
JB Hi-Fi Ltd.[b]	3,376	62,522
Karoon Gas Australia Ltd.[a,b]	9,669	32,631
Leighton Holdings Ltd.	4,084	83,911
Lend Lease Group	19,001	239,894

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

M2 Group Ltd.[b]	6,546	$37,002
Macquarie Atlas Roads Group	16,832	52,736
Macquarie Group Ltd.	10,323	561,633
Magellan Financial Group Ltd.	3,380	37,237
McMillan Shakespeare Ltd.	2,460	21,727
Mermaid Marine Australia Ltd.	20,567	38,816
Mesoblast Ltd.[a,b]	12,606	50,043
Metcash Ltd.	38,429	103,967
Mineral Resources Ltd.	7,564	78,058
Mirvac Group	131,656	222,157
Monadelphous Group Ltd.[b]	3,766	56,020
Mount Gibson Iron Ltd.	35,860	24,504
Myer Holdings Ltd.	20,010	42,415
National Australia Bank Ltd.	82,457	2,707,640
Navitas Ltd.	11,312	52,163
Newcrest Mining Ltd.[a]	27,780	281,515
Northern Star Resources Ltd.	178,889	285,227
NRW Holdings Ltd.	28,753	28,870
Nufarm Ltd.	7,493	30,303
Orica Ltd.	12,447	254,583
Origin Energy Ltd.	40,607	540,991
Orora Ltd.	41,993	57,390
OZ Minerals Ltd.	10,168	43,957
Pacific Brands Ltd.	97,636	51,286
Paladin Energy Ltd.[a,b]	61,375	21,398
PanAust Ltd.	17,982	38,117
Perpetual Ltd.	2,174	98,673
Platinum Asset Management Ltd.	8,675	51,778
Premier Investments Ltd.	3,363	30,359
Primary Health Care Ltd.	23,818	107,618
Qantas Airways Ltd.[a]	41,487	51,492
QBE Insurance Group Ltd.	45,311	463,382
Qube Logistics Holdings Ltd.	20,488	43,238
Ramsay Health Care Ltd.	4,730	212,794
REA Group Ltd.	2,200	97,317
Recall Holdings Ltd.[a]	11,896	57,068
Resolute Mining Ltd.[a]	52,549	29,313
Rio Tinto Ltd.	15,649	965,754
SAI Global Ltd.	9,164	41,491
Sandfire Resources NLa,b	5,363	32,209
Santos Ltd.	33,082	447,812
Scentre Group[a]	190,422	601,920
Seek Ltd.	11,867	183,033
Senex Energy Ltd.[a]	40,585	25,658
Seven West Media Ltd.	35,421	67,508

Security	Shares	Value

Shopping Centres Australasia Property Group	29,977	$49,469
Sigma Pharmaceuticals Ltd.	57,207	41,750
Silex Systems Ltd.[a]	18,446	10,975
Sims Metal Management Ltd.[a]	9,525	105,645
Sirius Resources NLa	9,393	34,319
Sirtex Medical Ltd.	2,672	46,901
Skilled Group Ltd.	13,154	31,307
SMS Management & Technology Ltd.	17,649	67,438
Sonic Healthcare Ltd.	13,836	233,727
Southern Cross Media Group Ltd.	33,078	37,211
SP AusNet	66,523	83,493
Spark Infrastructure Group	60,564	106,137
Stockland Corp. Ltd.	76,894	290,243
Suncorp Group Ltd.	44,781	594,934
Super Retail Group Ltd.	6,128	53,782
Sydney Airport	34,423	137,613
Tabcorp Holdings Ltd.	32,935	107,169
Tatts Group Ltd.	42,720	141,392
Telstra Corp. Ltd.	138,466	706,738
Ten Network Holdings Ltd.[a]	110,588	29,302
Toll Holdings Ltd.	20,536	104,244
TPG Telecom Ltd.	9,503	48,769
Transfield Services Ltd.[a]	29,021	36,694
Transpacific Industries Group Ltd.[a]	50,764	51,207
Transurban Group	60,201	435,438
Treasury Wine Estates Ltd.	25,054	117,395
UGL Ltd.	9,033	58,450
Virtus Health Ltd.	11,305	82,505
Wesfarmers Ltd.	39,629	1,621,832
Western Areas NL	8,840	41,586
Westfield Corp.	68,003	472,903
Westpac Banking Corp.	109,437	3,521,345
Whitehaven Coal Ltd.[a,b]	37,168	58,916
Woodside Petroleum Ltd.	22,745	899,129
Woolworths Ltd.	43,977	1,510,716
WorleyParsons Ltd.	8,065	134,964
Wotif.com Holdings Ltd.	10,026	31,133

		44,471,609
AUSTRIA — 0.24%
AMAG Austria Metall AGc	137	4,894
AMS AG	2,960	106,121
Andritz AG	2,477	134,226
BUWOG AGa	1,164	22,505

SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

CA Immobilien Anlagen AG	1,940	$38,819
conwert Immobilien Invest SE	2,541	31,170
Erste Group Bank AG	10,206	262,939
EVN AG	1,154	15,935
Flughafen Wien AG	970	91,032
IMMOFINANZ AG	29,999	94,928
Lenzing AG	491	28,673
Mayr-Melnhof Karton AG	200	23,883
Oesterreichische Post AG	1,737	81,448
OMV AG	5,282	212,444
Raiffeisen International Bank Holding AG	4,279	117,884
RHI AG	639	19,836
S IMMO AG	7,635	60,783
Schoeller-Bleckmann Oilfield Equipment AG	608	72,321
Semperit AG Holding	575	32,151
Telekom Austria AG	6,618	63,312
UNIQA Insurance Group AG	4,657	58,572
Vienna Insurance Group AG	1,102	54,821
Voestalpine AG	4,036	177,990
Wienerberger AG	4,520	68,037

		1,874,724
BELGIUM — 0.86%
Ackermans & van Haaren NV	888	107,575
Ageas	7,935	285,120
Agfa-Gevaert NVa	18,567	55,424
Anheuser-Busch InBev NV	28,592	3,097,979
Arseus NV	1,584	85,359
Barco NV	729	53,647
Befimmo SA	804	62,899
Bekaert NV	1,177	43,993
Belgacom SA	5,340	174,479
Cofinimmo SA	490	60,750
Colruyt SA	2,478	120,156
Compagnie d’Entreprises CFE SA	356	34,972
Delhaize Brothers and Co. “The Lion” (Delhaize Group) SA	3,589	234,414
Elia System Operator SA	979	47,615
Euronav SAa	4,043	49,119
EVS Broadcast Equipment SA	1,089	55,806
Galapagos NVa,b	3,102	60,721
GIMV NV	1,515	74,170
Groupe Bruxelles Lambert SA	2,517	250,224
Ion Beam Applications SAa	2,549	38,369

Security	Shares	Value

KBC Groep NVa	9,028	$491,272
Kinepolis Group	1,380	53,685
Mobistar SAa	1,792	35,666
Nyrstar NVb	11,114	46,024
SA D’Ieteren NV	640	27,055
Solvay SA	1,979	319,999
Telenet Group Holding NVa	1,462	78,227
Tessenderlo Chemie NVa	1,170	33,869
ThromboGenics NVa,b	3,310	40,568
UCB SA	4,031	370,208
Umicore SA	3,888	187,797
Warehouses De Pauw SCA	1,498	113,184

		6,790,345
BRAZIL — 1.34%
Abril Educacao SA Units	1,500	25,156
Aliansce Shopping Centers SA	3,700	30,699
ALL — America Latina Logistica SA	16,100	61,816
AMBEV SA	166,900	1,154,209
Arezzo Industria e Comercio SA	2,300	29,051
Autometal SA	2,100	17,683
B2W Companhia Digital[a]	1,317	18,919
B2W Companhia Global do Varejo[a]	2,200	32,429
Banco Bradesco SA	27,790	433,916
Banco do Brasil SA	32,300	395,144
Banco Panamericano SAa	9,040	13,565
Banco Santander (Brasil) SA Units	31,000	208,500
BB Seguridade Participacoes SA	26,600	388,570
BM&F Bovespa SA	66,600	355,941
BR Malls Participacoes SA	17,700	153,105
BR Properties SA	6,100	37,770
Brasil Brokers Participacoes SA	24,800	36,665
BRF SA	23,900	585,396
Brookfield Incorporacoes SAa	36,600	24,552
CCR SA	30,400	239,347
Centrais Eletricas Brasileiras SA	7,900	21,790
CETIP SA — Mercados Organizados	7,405	103,727
Cielo SA	26,000	476,190
Companhia de Saneamento Basico do Estado de Sao Paulo	13,100	116,148
Companhia de Saneamento de Minas Gerais SA	2,300	37,709
Companhia Hering SA	8,300	77,363
Companhia Siderurgica Nacional SA	28,700	145,026
Cosan SA Industria e Comercio	7,200	118,109
CPFL Energia SA	10,200	89,130

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Cyrela Brazil Realty SA Empreendimentos e Participacoes	15,300	$84,876
Duratex SA	13,219	48,830
EcoRodovias Infraestrutura e Logistica SA	7,500	45,346
EDP Energias do Brasil SA	9,400	43,974
Embraer SA	24,300	231,107
Eneva SAa	19,028	9,069
Equatorial Energia SA	7,428	82,938
Estacio Participacoes SA	12,100	150,322
Eternit SA	11,400	43,217
Even Construtora e Incorporadora SA	26,800	73,804
EZ TEC Empreendimentos e Participacoes SA	4,400	43,691
Fibria Celulose SAa	8,900	87,472
Gafisa SA	19,700	28,691
Helbor Empreendimentos SA	6,650	16,347
Hypermarcas SAa	13,200	105,383
Iochpe-Maxion SA	3,400	24,983
JBS SA	23,800	87,705
JHSF Participacoes SA	6,800	11,134
Julio Simoes Logistica SA	2,600	12,335
Klabin SA	13,000	65,118
Kroton Educacional SA	13,153	350,714
Light SA	3,700	34,781
Localiza Rent A Car SA	4,725	75,320
Lojas Renner SA	4,800	145,108
LPS Brasil — Consultoria de Imoveis SA	5,500	23,545
M Dias Branco SA	1,000	41,065
Marfrig Global Foods SAa	11,000	32,137
Mills Estruturas e Servicos de Engenharia SA	3,000	31,299
MRV Engenharia e Participacoes SA	10,600	34,056
Multiplan Empreendimentos Imobiliarios SA	2,700	64,226
Multiplus SA	1,700	24,856
Natura Cosmeticos SA	6,100	95,111
Odontoprev SA	8,800	36,157
PDG Realty SA Empreendimentos e Participacoes[a]	61,200	39,163
Petroleo Brasileiro SA	108,300	859,842
Porto Seguro SA	4,500	61,823

Security	Shares	Value

Prumo Logistica SAa	34,855	$15,998
Qualicorp SAa	9,500	110,056
Raia Drogasil SA	6,800	56,929
Rossi Residencial SAa	46,157	28,926
Sao Martinho SA	2,700	45,256
Sonae Sierra Brasil SA	3,400	27,084
Souza Cruz SA	13,700	127,332
Sul America SA Units	6,695	40,331
Tecnisa SA	9,200	26,960
Tegma Gestao Logistica SA	3,100	24,749
TIM Participacoes SA	29,900	158,612
Totvs SA	4,600	79,559
Tractebel Energia SA	5,700	85,504
Ultrapar Participacoes SA	12,600	290,547
Vale SA	48,600	698,146
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	2,500	41,043
WEG SA	9,880	118,600

		10,648,802
CANADA — 7.78%
Advantage Oil & Gas Ltd.[a]	6,895	36,924
Aecon Group Inc.	3,043	45,869
AG Growth International Inc.	479	21,459
AGF Management Ltd. Class B	3,586	38,935
Agnico-Eagle Mines Ltd.	7,607	283,275
Agrium Inc.	5,229	477,438
Aimia Inc.	7,879	138,741
Alacer Gold Corp.	9,494	21,715
Alaris Royalty Corp.	2,290	66,450
Algonquin Power & Utilities Corp.	5,030	37,471
Alimentation Couche-Tard Inc. Class B	15,576	426,940
Allied Properties Real Estate Investment Trust	1,285	41,265
AltaGas Ltd.	5,039	228,425
ARC Resources Ltd.	10,583	292,025
Argonaut Gold Inc.[a]	8,302	30,351
Artis Real Estate Investment Trust	318	4,542
ATCO Ltd. Class I NVS	3,363	147,661
Athabasca Oil Corp.[a]	12,810	73,308
ATS Automation Tooling Systems Inc.[a]	3,487	47,501
AuRico Gold Inc.	9,600	39,506
AutoCanada Inc.	964	64,181

SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Avigilon Corp.[a]	1,741	$40,636
B2Gold Corp.[a]	23,827	61,721
Badger Daylighting Ltd.	1,578	46,268
Bank of Montreal	22,796	1,701,769
Bank of Nova Scotia	42,904	2,916,755
Bankers Petroleum Ltd.[a]	9,263	52,414
Barrick Gold Corp.	42,020	760,386
Baytex Energy Corp.	4,558	195,693
BCE Inc.	7,766	352,257
Bellatrix Exploration Ltd.[a]	6,955	51,556
Birchcliff Energy Ltd.[a]	5,480	54,818
Bird Construction Inc.	7,065	86,508
Black Diamond Group Ltd.	2,697	72,612
BlackBerry Ltd.[a,b]	18,480	172,977
BlackPearl Resources Inc.[a]	11,597	22,903
Boardwalk Real Estate Investment Trust	833	49,659
Bombardier Inc. Class B	52,092	178,481
Bonavista Energy Corp.	6,239	80,806
Bonterra Energy Corp.	1,175	65,126
Brookfield Asset Management Inc. Class A	19,777	883,620
CAE Inc.	7,832	100,144
Calfrac Well Services Ltd.	4,082	78,179
Calloway Real Estate Investment Trust	1,069	25,776
Cameco Corp.	14,909	301,015
Canaccord Genuity Group Inc.	3,634	42,327
Canadian Apartment Properties Real Estate Investment Trust	4,006	84,635
Canadian Energy Services & Technology Corp.	8,250	71,917
Canadian Imperial Bank of Commerce	14,188	1,319,035
Canadian National Railway Co.	29,778	1,993,771
Canadian Natural Resources Ltd.	39,332	1,717,219
Canadian Oil Sands Ltd.	16,285	348,393
Canadian Pacific Railway Ltd.	6,378	1,214,670
Canadian Real Estate Investment Trust	806	33,887
Canadian Tire Corp. Ltd. Class A NVS	2,813	267,644
Canadian Utilities Ltd. Class A	4,550	163,711
Canadian Western Bank	3,719	142,180
Canexus Corp.	6,678	28,953

Security	Shares	Value

Canfor Corp.[a]	3,862	$81,912
Canyon Services Group Inc.	3,879	55,870
Capital Power Corp.	4,009	97,624
Capstone Mining Corp.[a]	13,603	36,486
Catamaran Corp.[a]	7,566	345,062
CCL Industries Inc. Class B	1,050	104,108
Celestica Inc.[a]	7,136	76,692
Cenovus Energy Inc.	27,929	859,176
Centerra Gold Inc.	6,460	33,646
CGI Group Inc. Class Aa	8,199	294,551
Chartwell Retirement Residences	487	4,831
China Gold International Resources Corp. Ltd.[a]	1,250	3,674
CI Financial Corp.	7,876	255,383
Cineplex Inc.	2,213	79,238
Cogeco Cable Inc.	737	41,039
Cominar Real Estate Investment Trust	250	4,322
Constellation Software Inc.	740	176,053
Corus Entertainment Inc. Class B	3,280	72,611
Cott Corp.	4,600	31,437
Crescent Point Energy Corp.	14,651	598,744
Crew Energy Inc.[a]	4,470	40,362
Denison Mines Corp.[a]	23,865	31,786
Detour Gold Corp.[a,b]	5,676	64,078
DH Corp.	3,132	94,796
Dollarama Inc.	2,472	203,796
Dominion Diamond Corp.[a]	3,237	45,463
Dorel Industries Inc. Class B	1,431	50,449
Dream Unlimited Corp. Class Aa	2,236	27,954
Dundee Corp. Class Aa	1,741	28,818
Dundee Precious Metals Inc.[a]	6,413	30,455
Eldorado Gold Corp.	21,702	161,272
Element Financial Corp.[a]	6,217	80,864
Empire Co. Ltd. Class A	2,041	144,566
Enbridge Inc.	30,365	1,490,846
Enbridge Income Fund Holdings Inc.	2,848	76,808
Encana Corp.	27,426	591,524
Endeavour Mining Corp.[a,b]	53,073	41,926
Endeavour Silver Corp.[a]	7,644	45,219
EnerCare Inc.	7,701	96,276
Enerflex Ltd.	3,500	59,349
Enerplus Corp.	7,316	167,536
Ensign Energy Services Inc.	5,829	93,969
Extendicare Inc.	4,185	28,716

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Fairfax Financial Holdings Ltd.	829	$390,913
Finning International Inc.	6,655	191,584
First Capital Realty Inc.	1,739	30,143
First Majestic Silver Corp.[a]	4,352	46,252
First Quantum Minerals Ltd.	21,951	521,428
FirstService Corp.	1,858	103,682
Fortis Inc.	8,092	249,379
Fortuna Silver Mines Inc.[a]	7,237	39,421
Franco-Nevada Corp.	5,509	312,176
Freehold Royalties Ltd.	2,273	53,597
Gabriel Resources Ltd.[a]	2,488	2,011
Genworth MI Canada Inc.	1,452	52,737
George Weston Ltd.	1,724	138,914
Gibson Energy Inc.	5,611	172,404
Gildan Activewear Inc.	4,395	257,931
Goldcorp Inc.	27,836	763,499
Great-West Lifeco Inc.	9,717	283,481
H&R Real Estate Investment Trust	4,789	101,749
Home Capital Group Inc.	2,879	137,253
HudBay Minerals Inc.	6,537	70,315
Husky Energy Inc.	13,112	399,509
IAMGOLD Corp.	18,651	69,043
IGM Financial Inc.	3,294	155,645
Imperial Metals Corp.[a]	2,093	32,126
Imperial Oil Ltd.	11,550	593,600
Industrial Alliance Insurance and Financial Services Inc.	3,700	162,492
Innergex Renewable Energy Inc.	3,854	37,172
Intact Financial Corp.	4,994	333,591
Inter Pipeline Ltd.	11,872	368,379
Ithaca Energy Inc.[a,b]	12,720	28,743
Ivanhoe Mines Ltd.[a]	17,295	23,989
Jean Coutu Group PJC Inc. (The) Class A	4,443	88,113
Just Energy Group Inc.	4,325	23,440
Keyera Corp.	3,198	239,766
Killam Properties Inc.	4,233	40,244
Kinross Gold Corp.[a]	32,580	130,482
Labrador Iron Ore Royalty Corp.	3,582	101,934
Laurentian Bank of Canada	768	36,367
Legacy Oil & Gas Inc. Class Aa	6,469	49,023
Lightstream Resources Ltd.	6,067	40,125
Linamar Corp.	1,821	99,292
Loblaw Companies Ltd.	7,891	388,733
Lundin Mining Corp.[a]	23,398	134,759

Security	Shares	Value

MacDonald Dettwiler & Associates Ltd.	1,337	$100,068
Magna International Inc. Class A	8,075	868,508
Mainstreet Equity Corp.[a]	1,711	63,810
Major Drilling Group International Inc.	3,294	27,202
Manitoba Telecom Services Inc.	588	16,949
Manulife Financial Corp.	65,494	1,340,381
Maple Leaf Foods Inc.	4,727	85,409
Martinrea International Inc.	3,130	36,888
Medical Facilities Corp.	3,317	51,584
MEG Energy Corp.[a]	5,353	192,259
Methanex Corp.	3,444	224,486
Metro Inc. Class A	3,240	211,575
Morguard Real Estate Investment Trust	2,626	43,250
Morneau Shepell Inc.	2,808	43,436
Mullen Group Ltd.	3,916	100,395
National Bank of Canada	11,147	499,677
Nevsun Resources Ltd.	5,882	22,369
New Gold Inc.[a]	15,535	95,751
Newalta Corp.	2,260	43,616
Norbord Inc.	963	20,071
North West Co. Inc. (The)	4,549	100,286
Northern Property REIT Real Estate Investment Trust	2,650	71,201
Northland Power Inc.	3,568	57,716
Novagold Resources Inc.[a]	10,118	38,292
NuVista Energy Ltd.[a]	4,473	41,129
OceanaGold Corp.[a]	12,509	35,735
Onex Corp.	3,056	178,113
Open Text Corp.	4,511	251,272
Osisko Gold Royalties Ltd.[a]	1,633	23,325
Pacific Rubiales Energy Corp.	11,818	226,340
Painted Pony Petroleum Ltd.[a]	3,797	40,354
Pan American Silver Corp.	3,697	54,403
Paramount Resources Ltd. Class Aa	2,332	119,486
Parex Resources Inc.[a]	4,055	52,929
Parkland Fuel Corp.	4,246	80,306
Pason Systems Inc.	3,742	95,522
Pembina Pipeline Corp.	12,401	520,349
Pengrowth Energy Corp.	19,789	126,334
Penn West Petroleum Ltd.	16,162	125,299
Peyto Exploration & Development Corp.	5,277	177,653
Poseidon Concepts Corp.[a]	293	—

SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Potash Corp. of Saskatchewan Inc.	30,781	$1,094,505
Power Corp. of Canada	12,513	368,729
Power Financial Corp.	8,104	261,585
Precision Drilling Corp.	9,880	123,335
Premier Gold Mines Ltd.[a]	12,824	34,632
Pretium Resources Inc.[a]	3,266	22,380
Primero Mining Corp.[a,b]	5,942	45,575
Progressive Waste Solutions Ltd.	4,444	111,728
Quebecor Inc. Class B	3,948	95,957
Raging River Exploration Inc.[a]	7,255	62,977
Redknee Solutions Inc.[a]	6,149	27,902
Reitmans Canada Ltd. Class A	4,259	23,551
RioCan Real Estate Investment Trust	5,001	124,399
Ritchie Bros. Auctioneers Inc.	3,410	82,693
RMP Energy Inc.[a]	5,118	36,905
Rogers Communications Inc. Class B	12,708	497,044
Romarco Minerals Inc.[a]	100,993	82,564
RONA Inc.	3,828	42,512
Royal Bank of Canada	51,098	3,777,023
Russel Metals Inc.	2,190	70,871
Saputo Inc.	4,843	301,039
Savanna Energy Services Corp.	4,395	32,176
Secure Energy Services Inc.	4,326	91,674
SEMAFO Inc.	11,054	47,825
Shaw Communications Inc. Class B	13,251	325,235
ShawCor Ltd.	2,398	121,569
Sherritt International Corp.	8,744	35,983
Silver Standard Resources Inc.[a]	3,986	36,651
Silver Wheaton Corp.	13,143	343,832
SNC-Lavalin Group Inc.	5,426	287,087
Stantec Inc.	1,962	124,678
Sun Life Financial Inc.	21,657	826,971
Suncor Energy Inc.	54,073	2,223,716
Superior Plus Corp.	4,306	55,059
Surge Energy Inc.	8,042	62,791
Tahoe Resources Inc.[a]	3,621	96,092
Talisman Energy Inc.	35,789	375,100
Tanzanian Royalty Exploration Corp.[a,b]	2,110	4,826
Taseko Mines Ltd.[a]	14,954	34,478
Teck Resources Ltd. Class B	20,797	499,174
TELUS Corp. NVS	6,490	226,895
Thompson Creek Metals Co. Inc.[a]	7,085	19,654

Security	Shares	Value

Thomson Reuters Corp.	13,075	$494,704
Tim Hortons Inc.	4,812	269,232
TMX Group Ltd.	1,286	67,676
TORC Oil & Gas Ltd.	2,369	28,920
Torex Gold Resources Inc.[a]	30,697	42,860
Toromont Industries Ltd.	3,958	94,710
Toronto-Dominion Bank (The)	64,757	3,391,764
Total Energy Services Inc.	3,071	61,355
Tourmaline Oil Corp.[a]	6,052	285,353
TransAlta Corp.	7,286	83,793
TransCanada Corp.	25,963	1,304,530
Transcontinental Inc. Class A	5,483	70,058
TransForce Inc.	2,921	73,974
TransGlobe Energy Corp.	4,783	29,876
Trican Well Service Ltd.	6,138	88,745
Trilogy Energy Corp.	3,118	79,479
Trinidad Drilling Ltd.	7,506	72,671
Turquoise Hill Resources Ltd.[a,b]	26,504	92,270
Valeant Pharmaceuticals International Inc.[a]	11,616	1,363,958
Valener Inc.	5,423	78,756
Veresen Inc.	9,852	167,692
Vermilion Energy Inc.	3,847	254,288
Wajax Corp.	2,047	64,852
West Fraser Timber Co. Ltd.	2,489	113,561
Westport Innovations Inc.[a,b]	2,136	36,749
Westshore Terminals Investment Corp.	2,717	82,859
Whitecap Resources Inc.	6,842	99,741
Wi-Lan Inc.	8,167	26,257
WSP Global Inc.	2,803	94,107
Yamana Gold Inc.	31,152	266,122

		61,733,138
CHILE — 0.29%
AES Gener SA	76,113	37,905
Aguas Andinas SA Series A	83,073	52,221
Banco de Chile	840,379	104,196
Banco de Credito e Inversiones	990	55,480
Banco Santander (Chile) SA	3,181,053	201,390
CAP SA	2,984	40,452
Cencosud SA	52,602	163,879
Colbun SA	295,022	75,965
Compania Cervecerias Unidas SA	4,472	50,369
CorpBanca SA	4,838,814	56,850
E.CL SA	13,429	18,504

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Empresa Nacional de Electricidad SA	134,897	$199,667
Empresa Nacional de Telecomunicaciones SA	3,862	46,627
Empresas CMPC SA	48,549	108,680
Empresas Copec SA	20,931	255,578
Enersis SA	807,322	271,269
Inversiones Aguas Metropolitanas SA	21,609	34,023
LATAM Airlines Group SAa	13,648	160,249
Multiexport Foods SAa	14,390	3,027
Parque Arauco SA	21,769	40,564
S.A.C.I. Falabella SA	34,763	275,941
Sonda SA	19,259	43,670
Vina Concha y Toro SA	19,242	37,555

		2,334,061
CHINA — 4.16%
AAC Technologies Holdings Inc.[b]	26,500	158,657
Agile Property Holdings Ltd.	82,000	70,043
Agricultural Bank of China Ltd. Class H	773,000	378,019
Air China Ltd. Class H	70,000	42,903
Ajisen (China) Holdings Ltd.	39,000	32,357
Aluminum Corp. of China Ltd. Class Ha,b	124,000	57,280
Anhui Conch Cement Co. Ltd. Class Hb	48,500	183,673
Anta Sports Products Ltd.	39,000	64,412
Anxin-China Holdings Ltd.	264,000	33,383
Asian Citrus Holdings Ltd.	180,000	39,019
AviChina Industry & Technology Co. Ltd. Class H	88,000	51,210
Bank of China Ltd. Class H	2,912,000	1,397,751
Bank of Communications Co. Ltd. Class H	314,000	241,475
BBMG Corp. Class H	70,000	54,825
Beijing Capital International Airport Co. Ltd. Class H	66,000	45,561
Beijing Enterprises Holdings Ltd.	20,000	174,709
Beijing Enterprises Water Group Ltd.	166,000	108,381
Belle International Holdings Ltd.	183,000	228,808
Biostime International Holdings Ltd.	6,500	29,732
Bosideng International Holdings Ltd.	160,000	27,251

Security	Shares	Value

Brilliance China Automotive Holdings Ltd.	120,000	$225,134
BYD Co. Ltd. Class Hb	26,000	173,612
China Agri-Industries Holdings Ltd.	96,100	42,160
China BlueChemical Ltd. Class H	68,000	35,184
China Cinda Asset Management Co. Ltd.[a]	155,000	89,199
China CITIC Bank Corp. Ltd. Class H	320,000	213,470
China Coal Energy Co. Class Hb	176,000	106,508
China Communications Construction Co. Ltd. Class H	199,000	151,753
China Communications Services Corp. Ltd. Class H	110,000	53,935
China Construction Bank Corp. Class H	2,639,000	2,036,273
China COSCO Holdings Co. Ltd. Class Ha	92,000	39,886
China Everbright International Ltd.	99,000	133,362
China Everbright Ltd.	36,000	56,113
China Gas Holdings Ltd.	84,000	162,796
China High Speed Transmission Equipment Group Co. Ltd.[a]	48,000	37,780
China Huishan Dairy Holdings Co. Ltd.[a,b]	221,000	50,473
China International Marine Containers (Group) Co. Ltd. Class H	20,800	45,787
China Life Insurance Co. Ltd. Class H	275,000	828,543
China Longyuan Power Group Corp. Ltd. Class H	109,000	111,109
China Lumena New Materials Corp.[d]	152,000	22,064
China Medical System Holdings Ltd.	50,000	62,129
China Mengniu Dairy Co. Ltd.	54,000	262,682
China Merchants Bank Co. Ltd. Class H	172,677	352,482
China Merchants Holdings (International) Co. Ltd.	50,000	169,676
China Metal Recycling Holdings Ltd.[a,b,d]	3,000	—
China Minsheng Banking Corp. Ltd. Class H	231,000	240,537
China Mobile Ltd.	219,500	2,432,894

SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

China Modern Dairy Holdings Ltd.[a,b]	100,000	$46,709
China National Building Material Co. Ltd. Class H	114,000	114,735
China Oil and Gas Group Ltd.	260,000	46,632
China Oilfield Services Ltd. Class H	68,000	171,447
China Overseas Land & Investment Ltd.	152,000	466,784
China Pacific Insurance (Group) Co. Ltd. Class H	101,000	400,739
China Petroleum & Chemical Corp. Class H	950,200	944,064
China Power International Development Ltd.	129,000	54,263
China Precious Metal Resources Holdings Co. Ltd.[a]	258,000	34,289
China Railway Construction Corp. Ltd. Class H	82,500	79,732
China Railway Group Ltd. Class H	146,000	79,122
China Resources Cement Holdings Ltd.	78,000	56,764
China Resources Enterprise Ltd.	42,000	128,167
China Resources Gas Group Ltd.	34,000	107,483
China Resources Land Ltd.	80,000	187,870
China Resources Power Holdings Co. Ltd.	78,000	218,902
China Rongsheng Heavy Industries Group Holdings Ltd.[a,b]	157,000	32,008
China Shanshui Cement Group Ltd.	105,000	38,071
China Shenhua Energy Co. Ltd. Class H	122,500	363,546
China Shineway Pharmaceutical Group Ltd.	20,000	33,548
China Shipping Container Lines Co. Ltd. Class Ha	133,000	38,784
China South City Holdings Ltd.[b]	80,000	40,567
China State Construction International Holdings Ltd.	74,000	131,194
China Taiping Insurance Holdings Co. Ltd.[a]	32,000	70,111
China Telecom Corp. Ltd. Class H	500,000	283,224
China Travel International Investment Hong Kong Ltd.	232,000	55,380
China Unicom (Hong Kong) Ltd.	184,000	322,888
China Vanke Co. Ltd.[a]	55,700	123,330
China Yurun Food Group Ltd.[a,b]	84,000	40,320

Security	Shares	Value

China ZhengTong Auto Services Holdings Ltd.	51,000	$28,428
ChinaVision Media Group Ltd.[a]	320,000	66,477
Chongqing Changan Automobile Co. Ltd.	31,798	68,847
Chongqing Rural Commercial Bank Co. Ltd. Class H	141,000	70,227
CITIC Pacific Ltd.	71,000	141,816
CITIC Resources Holdings Ltd.[a]	192,000	28,738
CITIC Securities Co. Ltd. Class H	44,500	111,967
CNOOC Ltd.	651,000	1,165,912
COSCO Pacific Ltd.	68,000	102,657
Country Garden Holdings Co. Ltd.	157,000	80,424
CSPC Pharmaceutical Group Ltd.	70,000	54,464
CSR Corp Ltd. Class H	76,000	68,645
Dah Chong Hong Holdings Ltd.	46,000	28,193
Daphne International Holdings Ltd.	82,000	36,080
Datang International Power Generation Co. Ltd. Class H	116,000	57,775
Digital China Holdings Ltd.	47,000	46,454
Dongfeng Motor Group Co. Ltd. Class H	104,000	186,259
Dongyue Group Ltd.	72,000	33,166
ENN Energy Holdings Ltd.	28,000	198,708
Evergrande Real Estate Group Ltd.[b]	252,000	109,904
Far East Horizon Ltd.	61,000	46,989
Fosun International Ltd.	64,000	81,589
Franshion Properties (China) Ltd.	158,000	46,890
GCL-Poly Energy Holdings Ltd.[a]	413,000	134,824
Geely Automobile Holdings Ltd.[b]	215,000	87,109
Glorious Property Holdings Ltd.[a]	144,000	21,368
Golden Eagle Retail Group Ltd.	21,000	27,205
GOME Electrical Appliances Holdings Ltd.[b]	437,000	74,430
Great Wall Motor Co. Ltd. Class H	37,000	153,251
Guangdong Investment Ltd.	96,000	108,015
Guangzhou Automobile Group Co. Ltd. Class H	80,000	90,322
Guangzhou R&F Properties Co. Ltd. Class H	51,200	75,577
Haier Electronics Group Co. Ltd.	37,000	106,464
Haitian International Holdings Ltd.	26,000	61,058
Haitong Securities Co. Ltd. Class H	52,400	87,626
Hanergy Solar Group Ltd.[b]	402,000	63,282
Harbin Electric Co. Ltd. Class H	66,000	44,624

76	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Hengan International Group Co. Ltd.	28,000	$300,772
Hengdeli Holdings Ltd.	181,200	31,564
Hopson Development Holdings Ltd.[a,b]	28,000	31,540
Huabao International Holdings Ltd.	95,000	69,380
Huaneng Power International Inc. Class H	132,000	147,669
Hunan Nonferrous Metal Corp. Ltd. Class Ha	126,000	43,246
Industrial and Commercial Bank of China Ltd. Class H	2,694,000	1,852,765
Inner Mongolia Yitai Coal Co. Ltd. Class B	40,300	59,281
Intime Retail Group Co. Ltd.	52,500	49,045
Jiangsu Expressway Co. Ltd. Class H	46,000	56,090
Jiangxi Copper Co. Ltd. Class H	55,000	105,315
Ju Teng International Holdings Ltd.	52,000	34,957
Kingboard Chemical Holdings Co. Ltd.	25,500	53,895
Kingboard Laminates Holdings Ltd.	96,500	40,094
Kingdee International Software Group Co. Ltd.[a,b]	86,000	30,183
Kingsoft Corp. Ltd.[b]	39,000	116,999
Kunlun Energy Co. Ltd.	124,000	211,839
KWG Property Holdings Ltd.	67,500	49,819
Lee & Man Paper Manufacturing Ltd.	66,000	40,196
Lenovo Group Ltd.	244,000	335,616
Li Ning Co. Ltd.[a,b]	43,500	26,437
Longfor Properties Co. Ltd.	52,500	75,870
Lonking Holdings Ltd.	211,000	38,116
Minth Group Ltd.	28,000	53,904
MMG Ltd.	92,000	36,800
New China Life Insurance Co. Ltd. Class H	36,100	131,357
Nine Dragons Paper (Holdings) Ltd.[b]	63,000	52,269
North Mining Shares Co. Ltd.[a,b]	560,000	31,432
Parkson Retail Group Ltd.[b]	121,000	36,378
People’s Insurance Co. Group of China Ltd. Class H	319,000	141,594
PetroChina Co. Ltd. Class H	780,000	1,024,561
Phoenix Satellite Television Holdings Ltd.	68,000	23,602
PICC Property and Casualty Co. Ltd. Class H	120,000	195,096

Security	Shares	Value

Ping An Insurance (Group) Co. of China Ltd. Class H	76,000	$652,125
Poly Property Group Co. Ltd.	105,000	51,348
Renhe Commercial Holdings Co. Ltd.[a]	522,000	26,268
REXLot Holdings Ltd.[b]	350,000	37,032
Sany Heavy Equipment International Holdings Co. Ltd.[a]	95,000	22,432
Semiconductor Manufacturing International Corp.[a]	1,424,000	132,293
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	72,000	74,787
Shanghai Electric Group Co. Ltd. Class H	108,000	48,216
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.	15,500	51,500
Shanghai Industrial Holdings Ltd.	21,000	70,180
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	25,300	47,074
Shenzhen International Holdings Ltd.	39,500	49,031
Shenzhen Investment Ltd.	98,000	34,015
Shenzhou International Group Holdings Ltd.	25,000	79,193
Shimao Property Holdings Ltd.	50,500	117,290
Shougang Fushan Resources Group Ltd.	128,000	33,528
Shui On Land Ltd.	140,500	37,889
Shunfeng Photovoltaic International Ltd.[a,b]	40,000	44,542
Sihuan Pharmaceutical Holdings Group Ltd.	164,000	101,362
Sino Biopharmaceutical Ltd.	124,000	106,719
Sino-Ocean Land Holdings Ltd.	174,500	102,448
Sinofert Holdings Ltd.[a,b]	212,000	29,817
Sinopec Engineering Group Co. Ltd.	45,500	52,134
Sinopec Kantons Holdings Ltd.	50,000	37,226
Sinopec Shanghai Petrochemical Co. Ltd. Class H	141,000	43,846
Sinopharm Group Co. Ltd. Class H	40,400	119,114
Skyworth Digital Holdings Ltd.	78,000	38,748
SOHO China Ltd.	85,500	72,151
Sun Art Retail Group Ltd.[b]	100,500	125,397
Sunac China Holdings Ltd.	81,000	66,785

SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Sunny Optical Technology Group Co Ltd.[b]	32,000	$42,364
Tencent Holdings Ltd.	187,900	3,113,059
Tianneng Power International Ltd.	100,000	38,451
Tingyi (Cayman Islands) Holding Corp.	74,000	210,541
Tong Ren Tang Technologies Co. Ltd. Class H	34,000	48,433
Towngas China Co. Ltd.	46,000	53,122
Travelsky Technology Ltd. Class H	46,000	41,667
Tsingtao Brewery Co. Ltd. Class H	16,000	131,199
Uni-President China Holdings Ltd.	56,200	46,120
Want Want China Holdings Ltd.	230,000	315,766
Weichai Power Co. Ltd. Class H	20,000	87,741
West China Cement Ltd.	418,000	51,778
Yanzhou Coal Mining Co. Ltd. Class Hb	74,000	60,727
Yingde Gases Group Co. Ltd.	58,500	64,085
Yuexiu Property Co. Ltd.	222,000	50,129
Yuexiu Real Estate Investment Trust	82,000	40,418
Zhejiang Expressway Co. Ltd. Class H	92,000	99,359
Zhongsheng Group Holdings Ltd.	22,500	28,713
Zhuzhou CSR Times Electric Co. Ltd. Class H	19,500	67,180
Zijin Mining Group Co. Ltd. Class H	258,000	67,246
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	43,200	27,313
ZTE Corp. Class H	27,000	56,787

		33,035,796
COLOMBIA — 0.16%
Almacenes Exito SA	6,418	103,601
Bolsa de Valores de Colombia	11,471,894	152,180
Cementos Argos SA	10,461	61,304
Cemex Latam Holdings SAa	9,130	89,984
Corporacion Financiera Colombiana SA NVS	2,798	57,539
Ecopetrol SA	181,811	308,014
Grupo Argos SA	8,490	103,035
Grupo Inversiones Suramericana SA	12,182	271,280
Interconexion Electrica SA ESP	10,806	53,136
Isagen SA ESP	30,949	53,504

		1,253,577

Security	Shares	Value

CZECH REPUBLIC — 0.04%
CEZ AS	6,293	$178,658
Komercni Banka AS	505	109,859
O2 Czech Republic AS	4,060	53,508

		342,025
DENMARK — 1.09%
A.P. Moeller-Maersk A/S Class A	105	235,750
A.P. Moeller-Maersk A/S Class B	230	536,218
ALK-Abello A/S	668	96,271
Bang & Olufsen A/S Class Ba,b	4,847	59,589
Carlsberg A/S Class B	3,663	351,718
Christian Hansen Holding A/S	3,632	150,252
Coloplast A/S Class B	4,107	347,840
D/S Norden A/S	858	26,332
Danske Bank A/S	23,510	680,599
DSV A/S	7,025	221,903
FLSmidth & Co. A/Sb	2,169	111,373
Genmab A/Sa	1,831	73,381
GN Store Nord A/S	6,146	157,075
Jyske Bank A/S Registered[a,b]	2,497	141,660
NKT Holding A/S	1,447	90,895
Novo Nordisk A/S Class B	71,744	3,320,790
Novozymes A/S Class B	8,791	435,464
Pandora A/S	4,341	297,929
Rockwool International A/S Class B	267	44,589
Royal Unibrew A/Sa	478	70,004
SimCorp A/S	2,547	82,511
Solar Holdings A/S Class B	530	37,954
Sydbank A/Sa	2,508	68,689
TDC A/S	28,738	290,640
Topdanmark A/Sa	3,394	104,833
TrygVesta A/S	674	67,802
United International Enterprises Ltd.	396	82,373
Vestas Wind Systems A/Sa	8,333	376,733
William Demant Holding A/Sa	681	59,253

		8,620,420
EGYPT — 0.07%
Commercial International Bank (Egypt) SAE	35,195	207,329
EFG-Hermes Holding Co. SAE[a]	27,896	61,254
Egyptian Kuwaiti Holding Co. SAE[a]	41,940	43,617
Global Telecom Holding SAE[a]	114,285	82,796

78	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Talaat Moustafa Group Holding Co. SAE	72,910	$96,057
Telecom Egypt Co.	24,111	45,052

		536,105
FINLAND — 0.65%
Amer Sports OYJ Class A	4,935	97,395
Cargotec Corp. OYJ Class Bb	1,324	48,380
Caverion Corp.	4,075	33,805
Citycon OYJ	6,256	23,019
Elisa OYJ	4,602	131,955
Fortum OYJ	15,682	402,864
Huhtamaki OYJ	3,310	88,266
Kemira OYJ	3,442	46,929
Kesko OYJ Class B	2,507	95,599
Kone OYJ Class B	11,058	465,618
Konecranes OYJ	1,259	41,002
Metsa Board OYJ Class B	5,461	26,012
Metso OYJ	3,919	154,110
Neste Oil OYJ[b]	4,327	79,895
Nokia OYJ	134,789	1,069,462
Nokian Renkaat OYJ	3,665	127,351
Orion OYJ Class B	3,572	132,722
Outokumpu OYJ[a,b]	7,651	62,190
Outotec OYJ[b]	7,183	74,821
Ramirent OYJ	2,638	25,166
Rautaruukki OYJ	3,256	49,746
Sampo OYJ Class A	15,478	770,396
Sanoma OYJ[b]	3,106	24,374
Sponda OYJ	7,537	38,825
Stockmann OYJ Abp Class B	2,421	34,693
Stora Enso OYJ Class R	18,984	171,200
Tieto OYJ	3,001	79,905
UPM-Kymmene OYJ	18,937	309,627
Uponor OYJ	3,051	47,109
Valmet OYJ	6,522	68,546
Wartsila OYJ Abp	5,437	274,402
YIT OYJ[b]	4,444	45,606

		5,140,990
FRANCE — 6.26%
AB Science SAa,b	1,449	19,853
ABC Arbitrage	10,260	64,246
Accor SA	5,578	270,174
Aeroports de Paris	965	132,151
Air France-KLM[a,b]	1,229	13,292
Airbus Group NV	21,311	1,236,372

Security	Shares	Value

Alcatel-Lucent[a,b]	102,623	$363,047
ALSTOM[a]	7,990	287,471
Altamir Amboise SCA	4,330	67,205
ALTEN	953	45,898
Altran Technologies SA	9,845	103,537
ANF Immobilier	1,048	34,354
Aperam[a]	2,085	70,245
ArcelorMittal	34,406	523,421
Arkema SA	2,090	194,127
Assystem	1,700	48,790
Atos SA	2,791	217,937
AXA SA	63,955	1,470,979
Belvedere SAa,b	2,389	26,946
Beneteau SAa	1,630	28,723
BNP Paribas SA	37,564	2,487,902
Bollore	180	111,112
Bonduelle SCA	1,039	28,985
BOURBON SA	1,522	43,783
Bouygues SA	6,640	262,310
Bureau Veritas SA	7,671	197,578
Cap Gemini SA	4,974	360,912
Carrefour SA	21,536	744,296
Casino Guichard-Perrachon SA	1,760	212,316
Cegid Group	2,290	92,350
CGG[a,b]	5,474	56,645
Christian Dior SA	1,832	319,026
Club Mediterranee SAa	1,587	46,184
CNP Assurances SA	5,850	114,983
Compagnie de Saint-Gobain	15,621	761,315
Compagnie Generale des Etablissements Michelin Class B	6,354	697,646
Compagnie Plastic Omnium SA	2,373	63,041
Credit Agricole SA	34,460	466,608
Danone SA	20,125	1,456,495
Dassault Systemes SA	4,258	285,658
Edenred SA	7,802	243,909
Eiffage SA	1,262	81,794
Electricite de France SA	8,718	281,586
Essilor International SA	7,221	705,014
Etablissements Maurel et Prom[a]	2,649	40,228
Euler Hermes Group	740	86,289
Eurazeo	1,342	100,859
Euro Disney SCA Registered[a]	15,653	77,701
Eurofins Scientific SE	359	107,092
Eutelsat Communications SA	4,970	171,500

SCHEDULES OF INVESTMENTS	79

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Faiveley Transport SA	454	$32,511
Faurecia	2,522	89,321
Fonciere des Regions	708	71,038
GameLoft SAa	4,893	31,163
GDF Suez	51,111	1,316,441
Gecina SA	668	95,322
Groupe Eurotunnel SA Registered	18,168	240,365
Groupe Fnac[a]	2,399	106,086
Groupe Steria SCA[a,b]	1,930	53,584
Guerbet	602	26,581
Havas SA	12,827	100,401
Icade	1,108	106,874
Iliad SA	964	265,705
Imerys SA	1,109	86,552
Ingenico SAb	1,520	154,017
Ipsen SA	1,319	58,592
Ipsos SA	1,217	32,966
Jacquet Metal Service SA	1,987	41,075
JCDecaux SA	1,741	59,727
Kering	2,681	573,769
Klepierre	2,854	135,008
Korian-Medica	1,435	51,937
L’Air Liquide SA	12,099	1,538,228
L’Oreal SA	8,282	1,400,679
Lafarge SA	6,632	515,468
Lagardere SCA	4,351	129,531
Legrand SA	8,940	495,275
LVMH Moet Hennessy Louis Vuitton SA	9,898	1,703,118
M6-Metropole Television	1,893	34,700
Mercialys	1,067	25,305
Mersen	1,194	33,837
Montupet	330	20,532
MPI	6,662	37,705
Natixis	30,281	195,692
Naturex	903	76,311
Neopost SA	1,384	97,219
Nexans SAa	3,252	147,809
Nexity	885	33,540
Numericable Group SAa	1,580	87,310
Orange	66,225	1,041,157
Orpea SA	1,302	85,336
Pernod Ricard SA	7,366	824,923
PSA Peugeot Citroen SAa,b	14,049	210,721
Publicis Groupe SA	6,318	459,447
Rallye SA	1,153	57,852

Security	Shares	Value

Remy Cointreau SA	1,015	$83,046
Renault SA	6,820	569,136
Rexel SA	8,171	158,362
Rubis SCA	952	57,097
Safran SA	9,376	550,667
Saft Groupe SA	1,386	51,091
Sanofi	42,515	4,472,305
Sartorius Stedim Biotech SA	166	28,674
Schneider Electric SE	18,383	1,554,988
SCOR SE	4,816	154,812
SEB SA	878	71,132
Seche Environnement SA	690	21,456
SES SA Class A FDR	11,308	415,321
Societe BIC SA	1,008	138,917
Societe de la Tour Eiffel	783	60,764
Societe Generale	25,669	1,289,831
Societe Television Francaise 1	3,464	51,192
Sodexo	3,064	305,464
Solocal Group[a,b]	32,926	26,874
Sopra Group SA	354	38,290
STMicroelectronics NV	22,819	190,061
Suez Environnement SA	9,536	177,990
Technicolor SA Registered[a,b]	29,198	211,079
Technip SA	3,713	342,543
Teleperformance SA	2,170	150,864
Tessi SA	482	64,169
Thales SA	3,344	190,246
Total SA	76,885	4,947,122
Ubisoft Entertainment SAa	4,394	73,637
Unibail-Rodamco SE	3,332	894,541
Valeo SA	2,716	326,080
Vallourec SA	3,790	167,521
Veolia Environnement	13,889	245,859
Vicat SA	690	54,904
Vilmorin & Cie SA	130	15,307
Vinci SA	16,912	1,168,071
Virbac SA	171	36,608
Vivendi SA	41,720	1,047,767
Vranken-Pommery Monopole SA	1,644	56,752
Wendel	856	112,311
Zodiac Aerospace	6,003	187,748

		49,665,214
GERMANY — 5.59%
Aareal Bank AG	2,001	85,273
Adidas AG	7,512	597,133

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

AIXTRON SEa	3,868	$52,504
Allianz SE Registered	16,372	2,736,027
Alstria Office REIT AG	8,356	110,551
Aurubis AG	1,151	56,111
Axel Springer SE	1,629	91,903
BASF SE	32,848	3,412,327
Bayer AG Registered	29,844	3,950,002
Bayerische Motoren Werke AG	11,884	1,420,577
BayWa AG Registered	805	40,062
Bechtle AG	775	60,299
Beiersdorf AG	3,410	308,157
Bertrandt AG	469	58,673
Bilfinger Berger SE	1,707	139,550
Brenntag AG	1,817	292,345
Carl Zeiss Meditec AG Bearer	1,256	37,308
Celesio AG	2,263	77,544
Comdirect Bank AG	2,200	22,798
Commerzbank AGa	35,525	514,539
Continental AG	3,984	861,424
CTS Eventim AG & Co. KGaA	1,723	50,511
Daimler AG Registered	34,366	2,845,349
Deutsche Bank AG Registered	49,688	1,707,272
Deutsche Boerse AG	7,029	510,117
Deutsche EuroShop AG	2,032	96,029
Deutsche Lufthansa AG Registered	9,019	160,195
Deutsche Post AG Registered	34,657	1,113,601
Deutsche Telekom AG Registered	111,386	1,804,063
Deutsche Wohnen AG Bearer	9,492	205,935
DEUTZ AG	4,325	30,670
Dialog Semiconductor PLC[a]	3,085	94,339
DMG MORI SEIKI AG	2,710	83,126
Drillisch AG	2,531	95,329
Duerr AG	1,180	90,436
E.ON SE	71,921	1,359,734
ElringKlinger AG	1,588	57,506
Fraport AG	943	62,235
Freenet AG	4,713	124,859
Fresenius Medical Care AG & Co. KGaA	8,207	569,912
Fresenius SE & Co. KGaA	4,623	692,166
GAGFAH SAa	6,713	117,844
GEA Group AG	6,395	287,884
Gerresheimer AG	1,549	107,152
Gerry Weber International AG	1,705	77,883
Hamborner REIT AG	7,293	76,786

Security	Shares	Value

Hamburger Hafen und Logistik AG	1,859	$48,031
Hannover Rueck SE Registered	2,417	206,520
HeidelbergCement AG	5,125	381,469
Heidelberger Druckmaschinen AGa,b	10,044	33,019
Henkel AG & Co. KGaA	4,221	402,512
Hochtief AG	883	74,243
Hugo Boss AG	1,134	163,033
Indus Holding AG	1,942	102,247
Infineon Technologies AG	41,869	463,572
K+S AG Registered	6,498	199,926
Kabel Deutschland Holding AG	987	141,107
Kloeckner & Co. SEa	4,334	56,678
Krones AG	677	65,736
KUKA AG	1,347	74,957
KWS Saat AG	91	32,022
Lanxess AG	3,295	209,700
LEG Immobilien AG	1,830	128,255
LEONI AG	1,432	98,311
Linde AG	6,581	1,346,343
MAN SE	1,105	131,231
Merck KGaA	4,742	421,168
METRO AGa	5,722	206,866
MorphoSys AGa	1,026	98,456
MTU Aero Engines Holding AG	2,078	179,778
Muenchener Rueckversicherungs-Gesellschaft AG Registered	6,443	1,368,973
Nordex SEa	2,389	43,840
NORMA Group SE	1,522	75,195
Osram Licht AGa	3,544	143,821
Pfeiffer Vacuum Technology AG	746	74,162
ProSiebenSat.1 Media AG Registered	7,894	332,339
QIAGEN NVa	8,663	212,291
Rational AG	140	45,528
Rheinmetall AG	1,622	98,735
Rhoen Klinikum AG	4,813	149,403
RTL Group SAa	1,570	160,070
RWE AG	17,838	717,330
Salzgitter AG	1,946	72,736
SAP SE	32,972	2,596,700
SGL Carbon SEa,b	1,233	39,726
Siemens AG Registered	28,494	3,522,748
Sky Deutschland AGa	16,706	150,992
Software AG	2,414	60,626
Stada Arzneimittel AG	2,547	105,423
Suedzucker AG	3,133	55,082

SCHEDULES OF INVESTMENTS	81

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Symrise AG	4,336	$227,480
TAG Immobilien AG	4,577	55,851
Telefonica Deutschland Holding AGc	7,577	59,551
ThyssenKrupp AGa	16,799	475,727
TUI AG	6,900	97,908
United Internet AG Registered	4,834	193,714
Volkswagen AG	1,122	259,789
Vossloh AG	844	61,432
Wacker Chemie AG	519	60,394
Wincor Nixdorf AG	1,710	87,069
Wirecard AG	4,932	183,618

		44,399,473
GREECE — 0.15%
Alpha Bank AEa	134,965	108,350
Bank of Cyprus PCL[a,d]	7,977	—
Eurobank Ergasias SAa	277,806	124,893
Folli Follie Group[a]	1,300	54,443
Hellenic Telecommunications Organization SAa	8,757	120,567
Jumbo SAa	3,625	54,323
Motor Oil (Hellas) Corinth Refineries SA	5,599	60,306
Mytilineos Holdings SAa	4,266	36,588
National Bank of Greece SAa	61,524	198,389
OPAP SA	8,708	142,030
Piraeus Bank SAa	78,800	166,586
Public Power Corp. SAa	5,780	84,683
Titan Cement Co. SA	1,610	49,546

		1,200,704
HONG KONG — 2.19%
AIA Group Ltd.	438,200	2,366,265
ASM Pacific Technology Ltd.[b]	8,600	91,381
Bank of East Asia Ltd. (The)	44,600	190,772
BOC Hong Kong (Holdings) Ltd.	130,000	410,126
Brightoil Petroleum (Holdings) Ltd.[a,b]	125,000	38,548
Cafe de Coral Holdings Ltd.	14,000	50,038
Cathay Pacific Airways Ltd.	43,000	81,672
Champion REIT	132,000	61,486
Cheung Kong (Holdings) Ltd.	52,000	1,011,142
Cheung Kong Infrastructure Holdings Ltd.	24,000	169,702
Chow Sang Sang Holdings International Ltd.[b]	13,000	33,800

Security	Shares	Value

CITIC 21CN Co. Ltd.[a]	216,000	$165,552
CLP Holdings Ltd.	68,000	566,371
Dah Sing Banking Group Ltd.	18,800	33,670
Dah Sing Financial Holdings Ltd.	7,200	40,970
Esprit Holdings Ltd.	61,750	97,206
FIH Mobile Ltd.[a]	99,000	56,078
First Pacific Co. Ltd.	89,000	107,374
G-Resources Group Ltd.[a,b]	1,095,600	31,666
Galaxy Entertainment Group Ltd.	87,000	740,337
Giordano International Ltd.	70,000	41,097
Global Brands Group Holding Ltd.[a]	336,000	88,010
Great Eagle Holdings Ltd.	8,000	29,110
Hang Lung Properties Ltd.	84,000	260,669
Hang Seng Bank Ltd.	26,000	442,165
Henderson Land Development Co. Ltd.	37,950	242,144
HKT Trust and HKT Ltd.	108,600	128,778
Hong Kong and China Gas Co. Ltd. (The)	238,030	520,898
Hong Kong Exchanges and Clearing Ltd.	39,800	891,001
Hopewell Holdings Ltd.	25,500	88,838
Hutchison Whampoa Ltd.	79,000	1,080,509
Hysan Development Co. Ltd.	23,000	110,993
Johnson Electric Holdings Ltd.	19,750	76,451
K. Wah International Holdings Ltd.[b]	69,000	50,659
Kerry Logistics Network Ltd.	31,000	50,880
Kerry Properties Ltd.	19,000	69,871
Kowloon Development Co. Ltd.	22,000	26,769
Li & Fung Ltd.	216,000	289,856
Link REIT (The)	82,000	465,016
Luk Fook Holdings International Ltd.	13,000	40,509
Macau Legend Development Ltd.[a]	60,000	35,922
Melco International Development Ltd.[b]	35,000	105,225
MGM China Holdings Ltd.	36,400	134,327
Midland Holdings Ltd.[a,b]	86,000	46,828
MTR Corp. Ltd.	55,000	216,805
New World China Land Ltd.	92,000	55,081
New World Development Co. Ltd.	186,666	236,763
Newocean Energy Holdings Ltd.[b]	48,000	32,949
NWS Holdings Ltd.	67,000	124,317
Orient Overseas International Ltd.	7,500	40,064
Pacific Basin Shipping Ltd.	82,000	49,835
PCCW Ltd.	182,000	112,017

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Power Assets Holdings Ltd.	52,000	$465,313
Prosperity REIT	189,000	63,894
Sa Sa International Holdings Ltd.[b]	46,000	36,740
Sands China Ltd.	90,400	672,455
Shangri-La Asia Ltd.	56,000	88,877
Shun Tak Holdings Ltd.[a]	60,000	30,813
Sino Land Co. Ltd.	110,000	190,192
SJM Holdings Ltd.	77,000	207,650
SmarTone Telecommunications Holding Ltd.[b]	20,000	29,058
Stella International Holdings Ltd.[b]	16,500	45,987
Sun Hung Kai Properties Ltd.	58,000	882,343
Sunlight REIT[b]	172,000	73,682
Swire Pacific Ltd. Class A	24,000	309,521
Swire Properties Ltd.	45,800	150,105
Techtronic Industries Co. Ltd.	54,000	163,044
Television Broadcasts Ltd.	3,700	23,966
Texwinca Holdings Ltd.	32,000	30,142
Trinity Ltd.	90,000	22,761
VTech Holdings Ltd.[b]	6,000	74,245
Wharf (Holdings) Ltd. (The)	57,000	457,468
Wheelock and Co. Ltd.	34,000	172,631
Wing Hang Bank Ltd.[b]	7,000	110,012
Wynn Macau Ltd.[b]	61,200	262,566
Xinyi Glass Holdings Co. Ltd.[b]	70,000	41,367
Xinyi Solar Holdings Ltd.[b]	372,000	107,519
Yue Yuen Industrial (Holdings) Ltd.[b]	32,000	107,561

		17,348,424
HUNGARY — 0.05%
Magyar Telekom Telecommunications PLC[a]	19,294	30,636
MOL Hungarian Oil and Gas PLC	2,030	98,039
OTP Bank PLC	8,901	154,406
Richter Gedeon Nyrt	6,043	99,040

		382,121
INDIA — 1.45%
Adani Enterprises Ltd.	4,482	32,125
Adani Ports and Special Economic Zone Ltd.	20,258	87,211
Ambuja Cements Ltd.	21,946	74,842
Apollo Hospitals Enterprise Ltd.	2,647	44,313
Asian Paints Ltd.	11,887	123,471
Bajaj Auto Ltd.	3,441	118,025
Bharat Heavy Electricals Ltd.	22,415	84,571

Security	Shares	Value

Bharat Petroleum Corp. Ltd.	11,657	$111,740
Bharti Airtel Ltd.[a]	23,316	143,658
Cairn India Ltd.	19,843	103,358
Cipla Ltd.	13,339	100,611
Coal India Ltd.	20,262	123,100
Dabur India Ltd.	5,618	19,238
DCB Bank Ltd.[a]	51,323	70,087
Divi’s Laboratories Ltd.	1,695	41,336
DLF Ltd.	14,534	47,608
Dr. Reddy’s Laboratories Ltd.	4,566	211,897
FDC Ltd.	15,417	35,790
GAIL (India) Ltd.	14,419	103,862
Gateway Distriparks Ltd.	11,740	45,420
Godrej Consumer Products Ltd.	4,609	64,022
HCL Technologies Ltd.	9,037	232,202
HDFC Bank Ltd.	41,130	566,771
Hero Motocorp Ltd.	3,354	143,927
Hindalco Industries Ltd.	45,479	144,051
Hindustan Unilever Ltd.	27,774	315,083
Housing Development Finance Corp. Ltd.	54,445	961,114
ICICI Bank Ltd.	8,005	194,595
Idea Cellular Ltd.	34,998	90,701
Indiabulls Housing Finance Ltd.	6,347	43,007
Infosys Ltd.	16,772	933,243
ITC Ltd.	77,955	458,604
Jaiprakash Associates Ltd.	34,859	33,665
Jammu & Kashmir Bank Ltd. (The)	987	26,065
Jindal Steel & Power Ltd.	12,979	58,931
JSW Steel Ltd.	2,985	58,215
Kailash Auto Finance Ltd.[a]	25,830	15,151
Karur Vysya Bank Ltd. (The)	5,356	42,810
Kaveri Seed Co. Ltd.	3,135	37,704
Larsen & Toubro Ltd.	11,698	290,486
LIC Housing Finance Ltd.	10,595	50,715
Mahindra & Mahindra Financial Services Ltd.	10,160	39,492
Mahindra & Mahindra Ltd.	13,153	261,148
Nestle India Ltd.	943	79,905
NTPC Ltd.	61,641	147,731
Oil & Natural Gas Corp. Ltd.	27,806	181,637
Oil India Ltd.	5,768	53,846
Piramal Enterprises Ltd.	2,681	28,758
Power Finance Corp. Ltd.	12,690	56,266
Power Grid Corp. of India Ltd.	55,807	122,730
Radico Khaitan Ltd.	13,741	22,023

SCHEDULES OF INVESTMENTS	83

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Ranbaxy Laboratories Ltd.[a]	4,437	$42,436
Reliance Communications Ltd.	40,616	90,631
Reliance Industries Ltd.	48,392	804,728
Reliance Infrastructure Ltd.	3,794	46,476
Rural Electrification Corp. Ltd.	10,481	52,992
SE Investments Ltd.	23,715	143,981
Sesa Sterlite Ltd.	43,667	209,415
Shriram Transport Finance Co. Ltd.	8,858	131,730
Siemens Ltd.	2,448	35,461
State Bank of Bikaner and Jaipur	8,457	92,762
State Bank of India	5,604	225,859
Sun Pharmaceuticals Industries Ltd.	28,711	375,215
Tata Consultancy Services Ltd.	17,208	733,570
Tata Global Beverages Ltd.	20,761	52,655
Tata Motors Ltd.	28,419	209,776
Tata Power Co. Ltd.	53,864	86,996
Tata Steel Ltd.	13,267	121,310
Tech Mahindra Ltd.	2,706	96,155
Ultratech Cement Ltd.	2,851	114,038
United Breweries Ltd.	2,162	25,188
United Spirits Ltd.	2,599	101,169
Wipro Ltd.	22,140	199,149
Yes Bank Ltd.	6,273	56,084

		11,524,637
INDONESIA — 0.60%
PT Adaro Energy Tbk	501,100	51,289
PT Aneka Tambang (Persero) Tbk	392,400	43,045
PT Astra Agro Lestari Tbk	15,100	34,824
PT Astra International Tbk	760,000	507,104
PT Bank Central Asia Tbk	472,800	473,719
PT Bank Danamon Indonesia Tbk	124,000	41,289
PT Bank Mandiri (Persero) Tbk	365,400	323,502
PT Bank Negara Indonesia (Persero) Tbk	283,900	125,061
PT Bank Rakyat Indonesia (Persero) Tbk	409,800	396,438
PT Bank Tabungan Negara (Persero) Tbk	472,093	44,039
PT Bukit Asam (Persero) Tbk	50,100	50,414
PT Bumi Resources Tbk[a]	1,169,300	19,089
PT Bumi Serpong Damai Tbk	278,500	38,128
PT Charoen Pokphand Indonesia Tbk	266,400	90,890
PT Ciputra Development Tbk	514,000	51,278

Security	Shares	Value

PT Gajah Tunggal Tbk	90,200	$14,141
PT Garuda Indonesia (Persero) Tbk[a]	526,696	19,880
PT Global Mediacom Tbk	239,100	39,652
PT Gudang Garam Tbk	18,100	84,735
PT Indo Tambangraya Megah Tbk	16,500	37,268
PT Indocement Tunggal Prakarsa Tbk	62,900	135,552
PT Indofood CBP Sukses Makmur Tbk	36,300	32,765
PT Indofood Sukses Makmur Tbk	193,900	118,492
PT Japfa Comfeed Indonesia Tbk	284,000	30,908
PT Jasa Marga (Persero) Tbk	76,500	42,454
PT Kalbe Farma Tbk	830,600	124,115
PT Lippo Karawaci Tbk	727,300	69,102
PT Matahari Department Store Tbk	54,800	68,633
PT Media Nusantara Citra Tbk	189,300	42,757
PT Mitra Adiperkasa Tbk	55,500	24,928
PT MNC Investama Tbk	1,305,500	41,496
PT Perusahaan Gas Negara (Persero) Tbk	448,000	228,305
PT Semen Gresik (Persero) Tbk	124,200	177,812
PT Sentul City Tbk[a]	2,683,100	27,578
PT Summarecon Agung Tbk	673,000	78,475
PT Surya Citra Media Tbk	241,000	79,102
PT Telekomunikasi Indonesia (Persero) Tbk	1,890,900	432,812
PT Timah (Persero) Tbk	281,059	34,472
PT Tower Bersama Infrastructure Tbk	69,200	49,610
PT Trada Maritime Tbk[a]	182,600	29,099
PT Unilever Indonesia Tbk	75,200	199,732
PT United Tractors Tbk	68,200	134,898
PT XL Axiata Tbk	106,600	49,721

		4,738,603
IRELAND — 0.24%
Aer Lingus Group PLC	16,731	29,662
Bank of Ireland[a]	829,782	294,216
C&C Group PLC	11,103	62,959
CRH PLC	25,039	585,618
FBD Holdings PLC	2,117	40,505
Glanbia PLC	4,846	74,695
Hibernia REIT PLC[a]	33,776	47,678
Irish Continental Group PLC	15,080	53,469
Kerry Group PLC Class A	5,318	394,909

84	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Kingspan Group PLC	4,342	$74,247
Paddy Power PLC	1,330	93,889
Smurfit Kappa Group PLC	7,579	164,634

		1,916,481
ISRAEL — 0.42%
Bank Hapoalim BM	42,369	248,001
Bank Leumi le-Israel BMa	52,329	206,287
Bezeq The Israel Telecommunication Corp. Ltd.	75,606	141,170
Cellcom Israel Ltd.	2,604	32,209
Delek Group Ltd. (The)	256	100,843
Elbit Systems Ltd.	1,141	71,614
Frutarom	2,339	58,265
Gazit Globe Ltd.	4,146	55,504
Israel Chemicals Ltd.	16,618	135,772
Israel Corp. Ltd. (The)[a]	108	63,878
Israel Discount Bank Ltd. Class Aa	52,913	92,653
Mizrahi Tefahot Bank Ltd.	6,364	80,760
NICE Systems Ltd.	2,744	109,212
Oil Refineries Ltd.[a]	64,260	19,463
Osem Investment Ltd.	1,616	37,996
Partner Communications Co. Ltd.[a]	3,901	29,652
Paz Oil Co. Ltd.	623	100,164
Strauss Group Ltd.	3,598	70,740
Teva Pharmaceutical Industries Ltd.	31,224	1,684,607

		3,338,790
ITALY — 1.84%
A2A SpA	43,012	49,148
Ansaldo STS SpA	4,587	44,864
Assicurazioni Generali SpA	42,230	883,154
Atlantia SpA	15,434	409,297
Autogrill SpA[a]	7,635	65,176
Azimut Holding SpA	4,694	121,341
Banca Carige SpA[a]	232,345	44,673
Banca Generali SpA	1,860	52,063
Banca Monte dei Paschi di Siena SpA[a]	160,750	290,363
Banca Popolare dell’Emilia Romagna SCa	18,288	155,380
Banca Popolare di Milano Scrl[a]	149,049	130,824
Banca Popolare di Sondrio Scrl	19,130	87,129
Banco Popolare SCa	12,666	196,925
Beni Stabili SpA[b]	54,240	44,088
Brembo SpA	1,013	37,246

Security	Shares	Value

Buzzi Unicem SpA	2,682	$43,600
CIR SpA[a]	25,099	34,926
CNH Industrial NV	35,115	324,659
Credito Emiliano SpA	3,704	31,173
Credito Valtellinese Scarl[a]	45,066	55,294
Danieli & C. Officine Meccaniche SpA	666	19,052
Danieli & C. Officine Meccaniche SpA RNC	1,367	28,844
Davide Campari-Milano SpA	8,566	66,877
De’Longhi SpA	1,803	38,357
DiaSorin SpA	837	33,485
EI Towers SpA[a]	971	52,358
Enel Green Power SpA	69,368	192,126
Enel SpA	239,561	1,366,751
Eni SpA	91,116	2,323,666
ERG SpA	2,521	37,374
Exor SpA	3,904	149,916
Fiat SpA[a]	32,658	316,580
Finmeccanica SpA[a]	15,089	139,507
GTECH SpA	2,094	50,432
Hera SpA	34,314	92,743
Interpump Group SpA	7,812	99,769
Intesa Sanpaolo SpA	451,347	1,346,702
Italcementi SpA	10,565	78,667
Luxottica Group SpA	6,099	337,354
Mediaset SpA[a]	23,554	93,978
Mediobanca SpA[a]	21,537	190,909
Mediolanum SpA	10,420	79,469
Moncler SpA	4,502	68,188
Piaggio & C. SpA[a]	9,375	27,973
Pirelli & C. SpA	7,701	115,198
Prysmian SpA	6,884	146,636
Recordati SpA	4,050	66,923
Saipem SpA[a]	9,466	221,140
Salvatore Ferragamo SpA	1,769	48,735
Saras SpA[a]	14,888	18,566
Snam SpA	74,147	437,510
Societa Cattolica di Assicurazioni Scrl	1,931	41,210
Societa Iniziative Autostradali e Servizi SpA	1,916	22,829
Sorin SpA[a]	16,026	44,129
Telecom Italia SpA[a]	406,762	470,774
Telecom Italia SpA RNC	174,094	163,173

SCHEDULES OF INVESTMENTS	85

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Tenaris SA	17,166	$370,016
Terna SpA	53,991	284,048
Tod’s SpA	350	38,424
UniCredit SpA	159,888	1,253,631
Unione di Banche Italiane SpA	29,980	248,100
Unipol Gruppo Finanziario SpA	6,314	34,756
UnipolSai SpA	36,776	111,698
World Duty Free SpA[a]	4,827	55,091
Yoox SpA[a]	1,893	49,973

		14,574,960
JAPAN — 15.21%
77 Bank Ltd. (The)	12,000	63,130
ABC-MART Inc.	1,300	70,793
Accordia Golf Co. Ltd.	3,700	46,522
Acom Co. Ltd.[a]	14,200	56,891
Activia Properties Inc.	8	71,415
Adastria Holdings Co. Ltd.	1,200	27,364
Adeka Corp.	4,100	56,974
Advance Residence Investment Corp.	42	100,267
Advantest Corp.	5,500	62,362
AEON Co. Ltd.	22,100	249,937
AEON Delight Co. Ltd.	1,400	33,885
AEON Financial Service Co. Ltd.	4,100	94,850
AEON Mall Co. Ltd.	3,900	92,309
Aica Kogyo Co. Ltd.	3,700	80,595
Aichi Bank Ltd. (The)	1,000	49,400
AIFUL Corp.[a,b]	11,200	61,100
Air Water Inc.	5,000	80,517
Aisin Seiki Co. Ltd.	7,100	278,932
Ajinomoto Co. Inc.	22,000	341,119
Alfresa Holdings Corp.	2,000	120,776
Alps Electric Co. Ltd.	6,700	94,602
Amada Co. Ltd.	13,000	127,427
Amano Corp.	4,400	51,687
ANA Holdings Inc.	46,000	114,737
Anritsu Corp.	5,700	55,207
Aoyama Trading Co. Ltd.	2,000	51,383
Aozora Bank Ltd.	41,000	140,341
Arcs Co. Ltd.	1,700	36,171
Ariake Japan Co. Ltd.	1,600	40,889
Asahi Diamond Industrial Co. Ltd.	3,300	48,553
Asahi Glass Co. Ltd.	37,000	221,133
Asahi Group Holdings Ltd.	14,400	438,995
Asahi Holdings Inc.	1,000	17,368

Security	Shares	Value

Asahi Intecc Co. Ltd.	1,100	$45,889
Asahi Kasei Corp.	49,000	391,676
Asatsu-DK Inc.	1,700	43,758
ASICS Corp.	6,700	143,336
Astellas Pharma Inc.	79,500	1,093,913
Autobacs Seven Co. Ltd.	2,100	34,593
Avex Group Holdings Inc.	1,800	31,122
Awa Bank Ltd. (The)	7,000	40,025
Azbil Corp.	2,500	63,427
Bandai Namco Holdings Inc.	7,300	186,768
Bank of Kyoto Ltd. (The)	14,000	128,653
Bank of Nagoya Ltd. (The)	8,000	30,729
Bank of Yokohama Ltd. (The)	44,000	253,641
Benesse Holdings Inc.	3,100	117,567
BIC Camera Inc.	4,200	36,635
Bridgestone Corp.	23,800	866,044
Brother Industries Ltd.	9,200	167,834
Calbee Inc.	2,500	74,877
Calsonic Kansei Corp.	6,000	39,850
Canon Electronics Inc.	2,900	55,752
Canon Inc.	40,500	1,335,888
Canon Marketing Japan Inc.	2,000	41,037
Capcom Co. Ltd.	3,100	57,005
Casio Computer Co. Ltd.	7,500	127,413
Central Glass Co. Ltd.	12,000	42,009
Central Japan Railway Co.	5,300	760,198
Century Tokyo Leasing Corp.	2,400	78,300
Chiba Bank Ltd. (The)	28,000	206,389
Chiyoda Co. Ltd.	1,600	35,614
Chiyoda Corp.	7,000	83,999
Chubu Electric Power Co. Inc.[a]	22,500	264,088
Chugai Pharmaceutical Co. Ltd.	8,400	282,628
Chugoku Bank Ltd. (The)	5,800	89,903
Chugoku Electric Power Co. Inc. (The)	9,600	129,014
Citizen Holdings Co. Ltd.	12,500	100,890
Coca-Cola East Japan Co. Ltd.	3,000	81,101
Coca-Cola West Co. Ltd.	2,300	38,514
cocokara fine Inc.	1,400	38,569
Colopl Inc.[a,b]	1,700	65,464
Colowide Co. Ltd.	3,900	51,767
COMSYS Holdings Corp.	4,600	86,019
Cosmo Oil Co. Ltd.	26,000	52,589
Credit Saison Co. Ltd.	5,600	112,289
CyberAgent Inc.	1,800	60,826

86	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Dai Nippon Printing Co. Ltd.	20,000	$206,933
Dai-ichi Life Insurance Co. Ltd. (The)	31,500	451,203
Daicel Corp.	12,000	122,760
Daido Steel Co. Ltd.	12,000	56,946
Daifuku Co. Ltd.	3,500	48,942
Daihatsu Motor Co. Ltd.	14,000	250,907
Daiichi Sankyo Co. Ltd.	23,900	437,863
Daiichikosho Co. Ltd.	1,800	53,474
Daikin Industries Ltd.	8,600	600,457
Daikyo Inc.	21,000	44,722
Dainippon Screen Manufacturing Co. Ltd.	8,000	37,264
Daio Paper Corp.	4,000	35,319
Daiseki Co. Ltd.	2,600	46,774
Daishi Bank Ltd. (The)	10,000	37,147
Daito Trust Construction Co. Ltd.	2,700	327,539
Daiwa House Industry Co. Ltd.	23,000	472,145
Daiwa Office Investment Corp.	8	40,375
Daiwa Securities Group Inc.	61,000	519,984
Daiwahouse Residential Investment Corp.	19	89,425
DCM Holdings Co. Ltd.	4,500	30,325
Dena Co. Ltd.	4,300	56,241
Denki Kagaku Kogyo K.K.	16,000	60,369
Denso Corp.	17,700	824,112
Dentsu Inc.	8,200	328,925
DIC Corp.	32,000	74,372
DISCO Corp.	900	58,638
DMG Mori Seiki Co Ltd.	4,300	55,404
Don Quijote Holdings Co. Ltd.	2,500	136,870
Doutor Nichires Holdings Co. Ltd.	2,300	38,917
Dowa Holdings Co. Ltd.	9,000	84,806
Dr. Ci:Labo Co. Ltd.	1,100	38,936
Duskin Co. Ltd.	1,900	34,957
Dydo Drinco Inc.	1,100	48,831
Earth Chemical Co. Ltd.	1,200	46,735
East Japan Railway Co.	12,200	987,294
Ebara Corp.	15,000	94,666
Eisai Co. Ltd.	8,700	372,162
Electric Power Development Co. Ltd.	4,700	152,424
Exedy Corp.	1,300	38,747
Ezaki Glico Co. Ltd.	4,000	75,033
FamilyMart Co. Ltd.	2,700	121,958

Security	Shares	Value

Fancl Corp.	2,200	$27,127
FANUC Corp.	7,000	1,224,583
Fast Retailing Co. Ltd.	1,900	635,674
FCC Co. Ltd.	2,200	39,942
Frontier Real Estate Investment Corp.	19	104,760
Fuji Co. Ltd.	1,800	36,180
Fuji Electric Co. Ltd.	24,000	125,094
Fuji Heavy Industries Ltd.	21,400	617,226
Fuji Machine Manufacturing Co. Ltd.	3,800	32,777
Fuji Seal International Inc.	1,100	32,465
Fuji Soft Inc.	1,800	40,294
FUJIFILM Holdings Corp.	17,600	508,053
Fujikura Ltd.	11,000	55,088
Fujitsu Ltd.	69,000	537,453
Fukuoka Financial Group Inc.	33,000	170,720
Furukawa Electric Co. Ltd.	32,000	68,459
Fuyo General Lease Co. Ltd.	1,000	40,648
Global One Real Estate Investment Corp. Ltd.	14	41,795
Glory Ltd.	3,000	100,938
GLP J-REIT	64	71,447
GMO Internet Inc.	3,500	38,596
Gree Inc.[a,b]	4,700	37,615
GS Yuasa Corp.	12,000	77,950
GungHo Online Entertainment Inc.[b]	13,600	77,499
Gunma Bank Ltd. (The)	14,000	83,182
Gunze Ltd.	24,000	65,814
H.I.S. Co. Ltd.	2,500	79,132
Hachijuni Bank Ltd. (The)	14,000	87,130
Hakuhodo DY Holdings Inc.	11,200	118,606
Hamamatsu Photonics K.K.	3,000	142,656
Hankyu Hanshin Holdings Inc.	44,000	258,006
Hanwa Co. Ltd.	10,000	41,912
Haseko Corp.	9,800	79,002
Hazama Ando Corp.	7,400	46,198
Heiwa Corp.	1,800	42,744
Heiwa Real Estate Co. Ltd.	2,200	35,235
Heiwa Real Estate REIT Inc.	44	36,797
Higo Bank Ltd. (The)	8,000	43,176
Hikari Tsushin Inc.	700	51,870
Hino Motors Ltd.	9,400	132,085
Hirose Electric Co. Ltd.	1,200	170,603
Hiroshima Bank Ltd. (The)	20,000	98,216

SCHEDULES OF INVESTMENTS	87

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Hisamitsu Pharmaceutical Co. Inc.	2,600	$104,293
Hitachi Capital Corp.	1,900	51,382
Hitachi Chemical Co. Ltd.	3,500	62,046
Hitachi Construction Machinery Co. Ltd.	3,100	64,059
Hitachi High-Technologies Corp.	2,200	59,474
Hitachi Ltd.	176,000	1,384,074
Hitachi Metals Ltd.	8,000	130,850
Hitachi Zosen Corp.	7,200	38,018
Hogy Medical Co. Ltd.	700	39,413
Hokkaido Electric Power Co. Inc.[a]	7,400	64,620
Hokkoku Bank Ltd. (The)	12,000	40,725
Hokuetsu Kishu Paper Co. Ltd.	6,000	26,664
Hokuhoku Financial Group Inc.	36,000	74,566
Hokuriku Electric Power Co.	6,400	83,645
Hokuto Corp.	2,300	43,882
Honda Motor Co. Ltd.	58,500	2,078,660
HORIBA Ltd.	1,400	49,623
Hoshizaki Electric Co. Ltd.	2,000	102,689
House Foods Group Inc.	2,300	41,802
Hoya Corp.	16,500	540,881
Hulic Co. Ltd.	8,600	102,947
Hyakugo Bank Ltd. (The)	10,000	40,453
Hyakujushi Bank Ltd. (The)	8,000	28,395
IBIDEN Co. Ltd.	5,400	109,066
IBJ Leasing Co. Ltd.	1,300	35,156
Idemitsu Kosan Co. Ltd.	5,300	109,623
IHI Corp.	49,000	230,145
Iida Group Holdings Co. Ltd.	5,400	81,498
Inaba Denki Sangyo Co. Ltd.	1,500	50,323
Industrial & Infrastructure Fund Investment Corp.[b]	8	70,326
INPEX Corp.	33,000	493,067
Internet Initiative Japan Inc.	1,400	30,999
Isetan Mitsukoshi Holdings Ltd.	12,500	157,291
Isuzu Motors Ltd.	58,000	407,779
IT Holdings Corp.	3,800	70,283
ITO EN Ltd.	3,200	78,386
ITOCHU Corp.	54,700	706,124
ITOCHU Techno-Solutions Corp.	900	40,784
Itoham Foods Inc.	9,000	39,734
Iwatani Corp.	7,000	54,728
Iyo Bank Ltd. (The)	15,200	155,496
Izumi Co. Ltd.	1,700	52,404
J. Front Retailing Co. Ltd.	16,000	109,535

Security	Shares	Value

Jaccs Co. Ltd.	6,000	$29,873
JAFCO Co. Ltd.	1,200	47,319
Japan Airlines Co. Ltd.	2,400	133,729
Japan Airport Terminal Co. Ltd.	1,500	51,636
Japan Aviation Electronics Industry Ltd.	2,000	41,387
Japan Display Inc.[a]	13,400	78,184
Japan Excellent Inc.	42	56,485
Japan Exchange Group Inc.	9,900	229,702
Japan Hotel REIT Investment Corp.	92	50,994
Japan Logistics Fund Inc.	38	87,466
Japan Petroleum Exploration Co. Ltd.	1,200	45,743
Japan Prime Realty Investment Corp.	30	104,293
Japan Real Estate Investment Corp.	44	249,020
Japan Rental Housing Investments Inc.	49	36,070
Japan Retail Fund Investment Corp.	88	194,766
Japan Securities Finance Co. Ltd.	5,900	37,408
Japan Steel Works Ltd. (The)	12,000	52,161
Japan Tobacco Inc.	39,600	1,406,323
JFE Holdings Inc.	18,400	391,314
JGC Corp.	9,000	275,159
Joyo Bank Ltd. (The)	20,000	107,551
JSR Corp.	7,200	125,467
JTEKT Corp.	8,200	144,089
Juroku Bank Ltd. (The)	10,000	37,244
JVC Kenwood Corp.[a]	23,100	53,013
JX Holdings Inc.	85,600	444,919
K’s Holdings Corp.	1,600	45,992
Kadokawa Corp.[b]	1,300	36,446
Kagome Co. Ltd.	2,300	38,671
Kagoshima Bank Ltd. (The)	4,000	26,528
Kajima Corp.	32,000	150,610
Kakaku.com Inc.	5,600	96,387
Kamigumi Co. Ltd.	9,000	86,556
Kanamoto Co. Ltd.	1,200	50,644
Kaneka Corp.	11,000	66,641
Kanematsu Corp.	26,000	47,027
Kansai Electric Power Co. Inc. (The)[a]	26,400	243,886

88	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Kansai Paint Co. Ltd.	8,000	$135,051
Kao Corp.	18,800	776,424
Kawasaki Heavy Industries Ltd.	50,000	196,917
Kawasaki Kisen Kaisha Ltd.	33,000	71,240
Kayaba Industry Co. Ltd.	10,000	46,093
KDDI Corp.	21,000	1,224,651
Keihin Corp.	2,300	35,718
Keikyu Corp.	19,000	168,872
Keio Corp.	24,000	193,475
Keisei Electric Railway Co. Ltd.	12,000	124,510
Keiyo Bank Ltd. (The)	10,000	50,858
Kenedix Inc.[a]	9,400	41,957
Kenedix Realty Investment Corp.	14	76,511
Kewpie Corp.	5,000	90,631
Keyence Corp.	1,800	791,958
Kikkoman Corp.	5,000	110,954
Kinden Corp.	6,000	67,681
Kintetsu Corp.	67,000	245,627
Kirin Holdings Co. Ltd.	30,000	423,737
Kisoji Co. Ltd.	3,700	72,464
Kissei Pharmaceutical Co. Ltd.	1,700	40,816
Kiyo Bank Ltd. (The)	3,400	46,552
Kobayashi Pharmaceutical Co. Ltd.	900	56,275
Kobe Steel Ltd.	104,000	170,915
Koito Manufacturing Co. Ltd.	4,300	118,795
Kokuyo Co. Ltd.	4,400	35,898
Komatsu Ltd.	34,000	763,417
Komeri Co. Ltd.	1,100	26,004
Konami Corp.	3,600	84,543
Konica Minolta Holdings Inc.	18,900	204,925
Kose Corp.	1,100	46,050
Kubota Corp.	42,000	562,600
Kuraray Co. Ltd.	13,200	175,213
Kureha Corp.	7,000	37,575
Kurita Water Industries Ltd.	3,600	83,773
Kyocera Corp.	11,400	559,496
KYORIN Holdings Inc.	2,500	51,733
Kyowa Exeo Corp.	3,800	53,027
Kyowa Hakko Kirin Co. Ltd.	8,000	110,390
Kyushu Electric Power Co. Inc.[a]	15,200	170,424
Lawson Inc.	2,500	188,166
Leopalace21 Corp.[a,b]	10,500	47,479
Lintec Corp.	1,800	37,108
Lion Corp.	7,000	40,978
LIXIL Group Corp.	10,200	251,243
M3 Inc.	6,800	110,694

Security	Shares	Value

Mabuchi Motor Co. Ltd.	1,000	$79,934
Makino Milling Machine Co. Ltd.	5,000	41,134
Makita Corp.	4,300	258,832
Mandom Corp.	1,100	40,594
Marubeni Corp.	58,000	412,461
Maruha Nichiro Corp.	2,500	39,675
Marui Group Co. Ltd.	9,700	94,892
Maruichi Steel Tube Ltd.	2,600	72,664
Matsui Securities Co. Ltd.	3,600	34,412
Matsumotokiyoshi Co. Ltd.	1,400	46,152
Mazda Motor Corp.	20,400	496,138
McDonald’s Holdings Co. (Japan) Ltd.	1,900	47,909
Medipal Holdings Corp.	4,300	54,735
Megachips Corp.	4,100	57,851
MEGMILK SNOW BRAND Co. Ltd.	2,500	32,552
Meidensha Corp.	10,000	43,176
Meiji Holdings Co. Ltd.	2,400	173,404
Meitec Corp.	1,500	49,959
MID REIT Inc.	22	51,409
Minebea Co. Ltd.	12,000	144,348
Miraca Holdings Inc.	2,500	116,570
MIRAIT Holdings Corp.	3,200	32,082
Misawa Homes Co. Ltd.	3,500	40,842
Misumi Group Inc.	3,900	125,721
Mitsubishi Chemical Holdings Corp.	44,200	195,179
Mitsubishi Corp.	50,600	1,075,622
Mitsubishi Electric Corp.	71,000	950,027
Mitsubishi Estate Co. Ltd.	46,000	1,139,544
Mitsubishi Gas Chemical Co. Inc.	14,000	91,895
Mitsubishi Heavy Industries Ltd.	111,000	731,941
Mitsubishi Logistics Corp.	6,000	92,128
Mitsubishi Materials Corp.	41,000	151,505
Mitsubishi Motors Corp.	24,200	278,864
Mitsubishi Tanabe Pharma Corp.	6,900	100,982
Mitsubishi UFJ Financial Group Inc.	457,700	2,739,924
Mitsubishi UFJ Lease & Finance Co. Ltd.	21,010	119,724
Mitsui & Co. Ltd.	62,800	1,017,405
Mitsui Chemicals Inc.	28,000	76,239
Mitsui Engineering & Shipbuilding Co. Ltd.	35,000	72,154
Mitsui Fudosan Co. Ltd.	35,000	1,172,339

SCHEDULES OF INVESTMENTS	89

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Mitsui Mining & Smelting Co. Ltd.	23,000	$69,111
Mitsui O.S.K. Lines Ltd.	43,000	160,568
Mitsumi Electric Co. Ltd.	5,000	37,633
Miura Co. Ltd.	1,300	47,153
Mizuho Financial Group Inc.	818,400	1,603,614
MonotaRO Co. Ltd.	1,300	35,232
Mori Hills REIT Investment Corp.	39	57,304
MORI TRUST Sogo REIT Inc.	32	54,923
Morinaga & Co. Ltd.	22,000	46,852
Morinaga Milk Industry Co. Ltd.	11,000	39,792
MOS Food Services Inc.	2,800	60,936
Moshi Moshi Hotline Inc.	3,500	34,307
MS&AD Insurance Group Holdings Inc.	19,000	439,641
Murata Manufacturing Co. Ltd.	7,500	723,635
Musashi Seimitsu Industry Co. Ltd.	1,600	39,644
Musashino Bank Ltd. (The)	1,100	37,973
Nabtesco Corp.	4,000	91,603
Nachi-Fujikoshi Corp.	7,000	49,759
Nagase & Co. Ltd.	2,900	36,040
Nagoya Railroad Co. Ltd.	39,000	164,215
Nanto Bank Ltd. (The)	9,000	37,458
NEC Corp.	94,000	368,377
NEC Networks & System Integration Corp.	1,900	46,874
Net One Systems Co. Ltd.	6,600	43,835
Nexon Co. Ltd.	4,700	45,704
NGK Insulators Ltd.	11,000	265,065
NGK Spark Plug Co. Ltd.	7,000	211,698
NH Foods Ltd.	7,000	144,445
NHK Spring Co. Ltd.	6,400	63,418
Nichi-Iko Pharmaceutical Co. Ltd.	2,800	40,978
Nichias Corp.	7,000	45,539
Nichii Gakkan Co.	3,500	29,985
Nichirei Corp.	11,000	52,628
Nidec Corp.	7,700	507,443
Nifco Inc.	2,200	73,166
Nihon Kohden Corp.	1,400	69,432
Nikon Corp.	11,700	183,575
Nintendo Co. Ltd.	3,800	425,876
Nippon Accommodations Fund Inc.	16	61,224
Nippon Building Fund Inc.	49	276,365
Nippon Electric Glass Co. Ltd.	13,000	73,953
Nippon Express Co. Ltd.	32,000	156,211
Nippon Flour Mills Co. Ltd.	8,000	40,687
Nippon Kayaku Co. Ltd.	7,000	89,717

Security	Shares	Value

Nippon Konpo Unyu Soko Co. Ltd.	2,700	$46,814
Nippon Light Metal Holdings Co. Ltd.	22,300	38,166
Nippon Paint Co. Ltd.	7,000	163,641
Nippon Paper Industries Co. Ltd.	3,400	59,810
Nippon Prologis REIT Inc.	49	114,501
Nippon Sheet Glass Co. Ltd.[a]	40,000	56,401
Nippon Shokubai Co. Ltd.	6,000	77,833
Nippon Soda Co. Ltd.	7,000	38,664
Nippon Steel & Sumitomo Metal Corp.	277,000	846,071
Nippon Suisan Kaisha Ltd.[a]	17,900	52,046
Nippon Telegraph and Telephone Corp.	13,500	900,569
Nippon Yusen K.K.	63,000	181,952
Nipro Corp.[b]	3,300	28,496
Nishi-Nippon City Bank Ltd. (The)	23,000	60,612
Nishimatsu Construction Co. Ltd.	12,000	57,529
Nishimatsuya Chain Co. Ltd.	5,200	41,717
Nissan Chemical Industries Ltd.	6,000	111,207
Nissan Motor Co. Ltd.	88,500	879,535
Nissan Shatai Co. Ltd.	2,800	45,743
Nisshin OilliO Group Ltd. (The)	12,000	40,609
Nisshin Seifun Group Inc.	6,200	72,952
Nisshin Steel Co. Ltd.	3,300	45,311
Nissin Foods Holdings Co. Ltd.	2,600	143,862
Nissin Kogyo Co. Ltd.	2,100	38,208
Nitori Holdings Co. Ltd.	4,300	243,361
Nitto Boseki Co. Ltd.	10,000	44,343
Nitto Denko Corp.	5,800	264,182
Nitto Kogyo Corp.	1,800	37,948
NKSJ Holdings Inc.	12,400	318,215
NOF Corp.	11,000	77,551
NOK Corp.	3,400	69,994
Nomura Holdings Inc.	131,700	845,641
Nomura Real Estate Holdings Inc.	4,000	75,072
Nomura Real Estate Master Fund Inc.	64	77,732
Nomura Real Estate Office Fund Inc.	16	76,005
Nomura Real Estate Residential Fund Inc.	8	42,631
Nomura Research Institute Ltd.	4,100	130,374
Noritz Corp.	1,800	35,708
North Pacific Bank Ltd.	10,500	43,293
NSK Ltd.	18,000	257,130

90	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

NTN Corp.	16,000	$77,950
NTT Data Corp.	4,400	169,009
NTT DOCOMO Inc.	52,900	938,295
NTT Urban Development Corp.	3,800	42,052
Obayashi Corp.	26,000	192,152
OBIC Co. Ltd.	2,700	96,358
Odakyu Electric Railway Co. Ltd.	24,000	237,118
Ogaki Kyoritsu Bank Ltd. (The)	12,000	33,140
Oiles Corp.	2,100	52,809
Oita Bank Ltd. (The)	13,000	47,406
Oji Holdings Corp.	32,000	130,384
Okasan Securities Group Inc.	7,000	52,142
Oki Electric Industry Co. Ltd.	28,000	62,897
Okinawa Electric Power Co. Inc. (The)	1,300	41,970
Okuma Corp.	5,000	46,628
Okumura Corp.	7,000	38,460
Olympus Corp.[a]	8,900	324,549
Omron Corp.	7,700	347,056
Ono Pharmaceutical Co. Ltd.	3,200	274,148
Oracle Corp. Japan	1,800	76,842
Orient Corp.[a]	14,900	36,948
Oriental Land Co. Ltd.	1,900	358,438
ORIX Corp.	48,000	790,470
ORIX JREIT Inc.	64	88,250
Osaka Gas Co. Ltd.	71,000	297,091
OSAKA Titanium Technologies Co. Ltd.	1,400	38,215
OSG Corp.	2,700	47,260
Otsuka Corp.	2,100	96,183
Otsuka Holdings Co. Ltd.	14,200	455,198
Pacific Metals Co. Ltd.[a]	6,000	29,873
Panasonic Corp.	80,500	984,380
Paramount Bed Holdings Co. Ltd.	900	27,131
PARK24 Co. Ltd.	4,600	85,080
Penta-Ocean Construction Co. Ltd.	13,800	50,726
Pigeon Corp.	1,300	75,091
Pioneer Corp.[a]	14,300	38,658
Pola Orbis Holdings Inc.	1,000	41,717
Premier Investment Corp.	10	40,696
Press Kogyo Co. Ltd.	13,000	50,187
Rakuten Inc.	28,200	375,415
Rengo Co. Ltd.	9,000	41,484
Resona Holdings Inc.	82,900	466,436
Resorttrust Inc.	2,600	54,308
Ricoh Co. Ltd.	26,200	305,605

Security	Shares	Value

Ricoh Leasing Co. Ltd.	1,100	$32,047
Rinnai Corp.	1,400	129,061
Rohm Co. Ltd.	3,500	201,147
Rohto Pharmaceutical Co. Ltd.	5,300	82,359
Royal Holdings Co. Ltd.	3,400	55,975
Ryohin Keikaku Co. Ltd.	800	97,010
Ryosan Co. Ltd.	2,100	45,233
Saizeriya Co. Ltd.	3,300	44,541
San-in Godo Bank Ltd. (The)	9,000	64,589
Sangetsu Co. Ltd.	1,300	34,512
Sankyo Co. Ltd.	1,700	66,704
Sankyo Tateyama Inc.	1,400	28,658
Sankyu Inc.	11,000	54,126
Sanrio Co. Ltd.[b]	1,900	55,299
Santen Pharmaceutical Co. Ltd.	3,000	177,372
Sanwa Holdings Corp.	8,000	56,946
Sapporo Holdings Ltd.	12,000	52,161
Sawai Pharmaceutical Co. Ltd.	1,200	68,381
SBI Holdings Inc.	6,700	79,747
SCSK Corp.	2,300	64,280
Secom Co. Ltd.	7,500	462,245
Sega Sammy Holdings Inc.	7,400	148,453
Seiko Epson Corp.	5,000	218,311
Seino Holdings Co. Ltd.	5,000	54,553
Sekisui Chemical Co. Ltd.	16,000	193,242
Sekisui House Ltd.	20,200	267,637
Sekisui House SI Residential Investment Corp.	47	48,264
Senshu Ikeda Holdings Inc.	9,800	50,222
Seven & I Holdings Co. Ltd.	27,100	1,141,212
Seven Bank Ltd.	24,400	98,943
Sharp Corp.[a]	59,000	187,038
Shiga Bank Ltd. (The)	8,000	47,921
Shikoku Electric Power Co. Inc.[a]	6,400	85,201
Shimachu Co. Ltd.	1,800	42,009
Shimadzu Corp.	9,000	86,731
Shimamura Co. Ltd.	1,000	99,771
Shimano Inc.	3,300	388,292
Shimizu Corp.	23,000	178,033
Shin-Etsu Chemical Co. Ltd.	14,900	953,391
Shinko Electric Industries Co. Ltd.	3,200	28,815
ShinMaywa Industries Ltd.	6,000	54,612
Shinsei Bank Ltd.	56,000	119,804
Shionogi & Co. Ltd.	11,600	252,902
Ship Healthcare Holdings Inc.	1,300	42,981
Shiseido Co. Ltd.	12,800	254,793

SCHEDULES OF INVESTMENTS	91

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Shizuoka Bank Ltd. (The)	21,000	$228,920
SHO-BOND Holdings Co. Ltd.	1,900	81,295
Showa Corp.	3,100	34,878
Showa Denko K.K.	65,000	95,444
Showa Shell Sekiyu K.K.	7,300	82,984
SKY Perfect JSAT Holdings Inc.	8,100	48,599
SMC Corp.	2,000	560,218
SoftBank Corp.	34,600	2,547,685
Sohgo Security Services Co. Ltd.	3,300	75,861
Sojitz Corp.	63,900	109,985
Sony Corp.	37,700	649,627
Sony Financial Holdings Inc.	6,500	107,770
Sotetsu Holdings Inc.	28,000	111,907
Square Enix Holdings Co. Ltd.	3,100	63,969
Stanley Electric Co. Ltd.	5,300	139,207
Start Today Co. Ltd.	1,900	51,087
Sugi Holdings Co. Ltd.	2,000	86,060
Sumco Corp.	4,500	41,922
Sumitomo Bakelite Co. Ltd.	9,000	36,058
Sumitomo Chemical Co. Ltd.	52,000	200,749
Sumitomo Corp.	40,500	539,751
Sumitomo Dainippon Pharma Co. Ltd.	5,600	68,996
Sumitomo Electric Industries Ltd.	27,800	412,938
Sumitomo Forestry Co. Ltd.	4,900	58,323
Sumitomo Heavy Industries Ltd.	23,000	113,843
Sumitomo Metal Mining Co. Ltd.	27,000	454,354
Sumitomo Mitsui Financial Group Inc.	45,700	1,893,149
Sumitomo Mitsui Trust Holdings Inc.	121,000	531,960
Sumitomo Osaka Cement Co. Ltd.	17,000	61,827
Sumitomo Realty & Development Co. Ltd.	13,000	543,905
Sumitomo Rubber Industries Inc.	7,000	102,514
Sumitomo Warehouse Co. Ltd. (The)	6,000	34,249
Sundrug Co. Ltd.	1,200	54,262
Suntory Beverage & Food Ltd.	5,500	207,517
Suruga Bank Ltd.	7,000	137,910
Suzuken Co. Ltd.	2,500	80,469
Suzuki Motor Corp.	13,500	454,748
Sysmex Corp.	5,600	220,003
T&D Holdings Inc.	21,700	276,328
Tadano Ltd.	5,000	88,102

Security	Shares	Value

Taiheiyo Cement Corp.	45,000	$176,350
Taikisha Ltd.	2,100	49,072
Taisei Corp.	38,000	216,911
Taisho Pharmaceutical Holdings Co. Ltd.	1,100	79,049
Taiyo Holdings Co. Ltd.	1,200	37,341
Taiyo Nippon Sanso Corp.	8,000	71,026
Taiyo Yuden Co. Ltd.	4,200	45,539
Takara Holdings Inc.	7,400	68,722
Takasago Thermal Engineering Co. Ltd.	3,600	44,845
Takashimaya Co. Ltd.	11,000	102,154
Takata Corp.	1,500	30,165
Takeda Pharmaceutical Co. Ltd.	28,400	1,305,458
Tamron Co. Ltd.	1,400	31,503
TDK Corp.	4,400	213,293
Teijin Ltd.	33,000	82,472
Temp Holdings Co. Ltd.	2,200	70,385
Terumo Corp.	11,000	252,657
THK Co. Ltd.	4,800	117,019
Toagosei Co. Ltd.	8,000	33,996
Tobu Railway Co. Ltd.	43,000	227,053
Toda Corp.	10,000	43,370
Toho Bank Ltd. (The)	13,000	46,774
Toho Co. Ltd.	5,800	141,961
Toho Gas Co. Ltd.	16,000	89,153
Toho Holdings Co. Ltd.	2,000	38,022
Toho Zinc Co. Ltd.	14,000	66,981
Tohoku Electric Power Co. Inc.	16,200	178,959
Tokai Carbon Co. Ltd.	14,000	40,434
Tokai Rika Co. Ltd.	3,200	67,463
Tokai Tokyo Financial Holdings Inc.	7,400	52,459
Tokio Marine Holdings Inc.	25,400	808,176
Tokuyama Corp.	14,000	48,738
Tokyo Dome Corp.	7,000	33,354
Tokyo Electric Power Co. Inc.[a]	50,900	200,462
Tokyo Electron Ltd.	6,500	426,022
Tokyo Gas Co. Ltd.	91,000	524,399
Tokyo Ohka Kogyo Co. Ltd.	1,800	43,497
Tokyo Seimitsu Co. Ltd.	2,500	44,732
Tokyo Tatemono Co. Ltd.	14,000	121,165
Tokyu Corp.	40,000	290,952
Tokyu Fudosan Holdings Corp.	17,500	134,439
TOKYU REIT Inc.	45	61,307

92	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

TOMONY Holdings Inc.	10,200	$42,254
Tomy Co. Ltd.	8,300	43,342
TonenGeneral Sekiyu K.K.	11,000	96,592
Top REIT Inc.	9	39,777
Topcon Corp.	2,900	67,145
Toppan Forms Co. Ltd.	3,100	30,628
Toppan Printing Co. Ltd.	23,000	177,362
Toray Industries Inc.	55,000	375,723
Toshiba Corp.	147,000	660,417
Toshiba Machine Co. Ltd.	6,000	27,014
Toshiba Tec Corp.	6,000	39,850
Tosoh Corp.	20,000	88,880
TOTO Ltd.	10,000	126,708
Toyo Ink SC Holdings Co. Ltd.	7,000	33,491
Toyo Seikan Group Holdings Ltd.	5,000	78,913
Toyo Suisan Kaisha Ltd.	4,000	122,332
Toyo Tire & Rubber Co. Ltd.	3,500	64,326
Toyobo Co. Ltd.	29,000	47,377
Toyoda Gosei Co. Ltd.	2,400	49,174
Toyota Boshoku Corp.	2,900	33,248
Toyota Industries Corp.	5,800	285,953
Toyota Motor Corp.	99,000	5,908,134
Toyota Tsusho Corp.	7,400	208,612
Trend Micro Inc.	4,100	147,518
TS Tech Co. Ltd.	1,900	54,579
TSI Holdings Co. Ltd.	3,300	24,453
Tsubakimoto Chain Co.	6,000	51,870
Tsumura & Co.	2,600	63,031
Tsuruha Holdings Inc.	1,300	75,091
UACJ Corp.	11,000	43,857
Ube Industries Ltd.	39,000	67,885
ULVAC Inc.[a]	1,500	30,179
Unicharm Corp.	4,500	277,610
Unipres Corp.	1,800	39,313
United Arrows Ltd.	1,000	39,481
United Urban Investment Corp.	92	148,420
Universal Entertainment Corp.	1,000	17,504
UNY Co. Ltd.	7,600	45,525
Ushio Inc.	4,400	53,227
USS Co. Ltd.	9,300	164,232
Valor Co. Ltd.	2,200	36,176
Wacom Co. Ltd.[b]	5,700	26,550
Watami Co. Ltd.	3,500	47,479
West Japan Railway Co.	6,000	274,109
Xebio Co. Ltd.	1,300	23,539
Yahoo! Japan Corp.	57,200	263,097

Security	Shares	Value

Yakult Honsha Co. Ltd.	3,100	$165,800
Yamada Denki Co. Ltd.	32,500	116,619
Yamagata Bank Ltd. (The)	8,000	39,053
Yamaguchi Financial Group Inc.	8,000	82,618
Yamaha Corp.	7,100	109,985
Yamaha Motor Co. Ltd.	9,600	161,315
Yamanashi Chuo Bank Ltd. (The)	9,000	40,609
Yamato Holdings Co. Ltd.	13,200	277,902
Yamato Kogyo Co. Ltd.	1,800	59,163
Yaskawa Electric Corp.	9,500	125,084
Yokogawa Electric Corp.	7,400	94,627
Yokohama Rubber Co. Ltd. (The)	8,000	70,015
Yoshinoya Holdings Co. Ltd.[b]	3,500	47,683
Zenkoku Hosho Co. Ltd.	2,000	51,364
Zenrin Co. Ltd.	4,600	53,857
Zensho Holdings Co. Ltd.	3,700	37,239
Zeon Corp.	7,000	69,908

		120,718,594
MALAYSIA — 0.87%
AirAsia Bhd	48,600	37,104
Alliance Financial Group Bhd	54,600	83,540
AMMB Holdings Bhd	72,000	156,345
Astro Malaysia Holdings Bhd	133,700	140,561
Axiata Group Bhd	94,600	206,013
Berjaya Corp. Bhd	261,500	41,320
Berjaya Sports Toto Bhd	8,142	9,808
British American Tobacco (Malaysia) Bhd	5,100	112,500
Bumi Armada Bhd[a]	37,200	39,109
Bursa Malaysia Bhd	40,000	104,130
CapitaMalls Malaysia Trust Bhd	32,300	15,160
Carlsberg Brewery Malaysia Bhd	7,400	27,692
CIMB Group Holdings Bhd	186,800	409,136
Dialog Group Bhd	135,878	79,078
DiGi.Com Bhd	121,600	216,491
DRB-Hicom Bhd	57,600	40,370
Felda Global Ventures Holdings Bhd	52,300	65,784
Gamuda Bhd	92,300	138,046
Genting Bhd	76,300	235,632
Genting Malaysia Bhd	117,600	161,902
Genting Plantations Bhd	15,400	53,100
Hong Leong Bank Bhd	22,100	97,638
Hong Leong Financial Group Bhd	10,100	55,177
IGB Corp. Bhd	38,700	34,389
IHH Healthcare Bhd	101,600	149,412

SCHEDULES OF INVESTMENTS	93

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

IJM Corp. Bhd	35,900	$75,147
IOI Corp. Bhd	129,000	201,815
IOI Properties Group Bhd[a]	52,049	41,040
KPJ Healthcare Bhd	38,700	42,744
Kuala Lumpur Kepong Bhd	19,800	146,827
Lafarge Malaysia Bhd	31,200	95,182
Magnum Bhd	5,000	4,787
Malayan Banking Bhd	154,800	478,543
Malaysia Airports Holdings Bhd	26,000	61,014
Malaysian Resources Corp. Bhd	86,800	46,985
Maxis Bhd	52,200	110,411
Media Prima Bhd	61,300	47,567
MISC Bhd	51,600	105,267
MMC Corp. Bhd	54,100	42,319
Parkson Holdings Bhd[a]	54,250	49,226
Pavilion Real Estate Investment Trust Bhd	7,400	3,218
Petronas Chemicals Group Bhd	91,100	189,269
Petronas Dagangan Bhd	12,600	73,329
Petronas Gas Bhd	27,000	198,360
PPB Group Bhd	17,100	80,257
Public Bank Bhd	98,560	609,987
RHB Capital Bhd	27,300	77,390
Sapurakencana Petroleum Bhd	140,500	189,473
Sime Darby Bhd	105,300	313,001
Sunway Real Estate Investment Trust Bhd	80,300	35,929
TAN Chong Motor Holdings Bhd	6,900	11,442
Telekom Malaysia Bhd	38,700	75,559
Tenaga Nasional Bhd	108,200	420,477
UEM Sunrise Bhd	56,300	37,169
UMW Holdings Bhd	23,500	86,029
WCT Holdings Bhd	60,070	40,598
YTL Corp. Bhd	231,000	113,476
YTL Power International Bhd[a]	135,200	62,608

		6,875,882
MEXICO — 1.04%
Alfa SAB de CV Series A	106,500	290,776
Alsea SAB de CVa	20,000	67,997
America Movil SAB de CV Series L	1,233,500	1,453,205
Arca Continental SAB de CV	15,900	112,068
Bolsa Mexicana de Valores SAB de CV	27,500	56,068
Cemex SAB de CV CPO[a]	423,409	530,501

Security	Shares	Value

Coca-Cola FEMSA SAB de CV Series L	14,900	$159,021
Compartamos SAB de CV	44,200	89,015
Controladora Comercial Mexicana SAB de CV BC Units	17,000	62,563
Corporacion Inmobiliaria Vesta SAB de CV	32,900	71,304
El Puerto de Liverpool SAB de CV Series C1	7,500	83,405
Empresas ICA SAB de CVa,b	24,200	42,811
Fibra Uno Administracion SAB de CV	71,800	252,084
Fomento Economico Mexicano SAB de CV BD Units	70,200	659,667
Genomma Lab Internacional SAB de CV Series Ba,b	38,800	103,619
Gruma SAB de CV Series Ba	8,200	89,653
Grupo Aeroportuario del Pacifico SAB de CV Series B	15,300	102,659
Grupo Aeroportuario del Sureste SAB de CV Series B	6,700	83,258
Grupo Bimbo SAB de CV Series A	62,900	193,030
Grupo Carso SAB de CV Series A1	24,600	138,941
Grupo Comercial Chedraui SAB de CV	10,900	35,716
Grupo Financiero Banorte SAB de CV Series O	91,300	606,183
Grupo Financiero Inbursa SAB de CV Series O	91,600	278,683
Grupo Financiero Santander Mexico SAB de CV Series B	63,400	168,118
Grupo Herdez SAB de CV	25,300	71,524
Grupo Mexico SAB de CV Series B	140,500	498,699
Grupo Simec SAB de CV Series Ba	5,700	27,180
Grupo Televisa SAB de CV CPO	94,500	673,133
Industrias CH SAB de CV Series Ba	5,100	28,512
Industrias Penoles SAB de CV	4,845	120,969
Kimberly-Clark de Mexico SAB de CV Series A	52,800	134,105
Macquarie Mexico Real Estate Management SA de CV	27,400	55,243
Mexichem SAB de CV	37,700	150,709
Minera Frisco SAB de CV Series A1[a]	22,300	44,624
OHL Mexico SAB de CVa	26,900	78,039

94	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Promotora y Operadora Infraestructura SAB de CVa	10,500	$141,444
TV Azteca SAB de CV CPO	55,200	30,243
Wal-Mart de Mexico SAB de CV Series V	195,800	485,320

		8,270,089
NETHERLANDS — 1.72%
Aalberts Industries NV	4,285	130,806
AEGON NV	65,288	531,819
Akzo Nobel NV	8,643	623,202
Altice SAa	2,965	170,013
Arcadis NV	2,193	68,544
ASM International NV	1,814	69,016
ASML Holding NV	12,964	1,227,391
BinckBank NV	2,548	28,815
Brunel International	2,453	64,329
Corbion NV	3,299	62,878
Corio NV	2,455	130,488
Delta Lloyd NV	7,205	166,440
Eurocommercial Properties NV	1,670	83,412
Fugro NV CVA	2,857	110,150
Gemalto NVb	2,742	267,675
Heineken Holding NV	3,319	211,561
Heineken NV	8,225	578,426
ING Groep NV CVA[a]	137,869	1,797,648
Koninklijke Ahold NV	33,214	580,169
Koninklijke BAM Groep NVb	8,295	22,586
Koninklijke DSM NV	5,919	409,286
Koninklijke KPN NVa	111,901	356,941
Koninklijke Philips NV	34,947	1,079,200
Koninklijke Ten Cate NV	1,447	37,347
Koninklijke Vopak NV	2,508	116,275
Nieuwe Steen Investments NV	12,441	72,827
Nutreco NV	3,046	130,112
OCI NVa	3,114	118,996
PostNL NVa	15,202	76,052
Randstad Holding NV	4,298	213,179
Reed Elsevier NV	25,215	567,636
Royal Boskalis Westminster NV CVA	3,468	185,329
SBM Offshore NVa	7,809	105,059
TKH Group NV	1,478	46,473
TNT Express NV	16,611	134,020
TomTom NVa	4,686	34,121
Unilever NV CVA	57,635	2,376,319

Security	Shares	Value

USG People NV	2,583	$35,736
VastNed Retail NV	930	47,360
Wereldhave NV	1,029	91,571
Wolters Kluwer NV	10,641	294,648
Ziggo NV	5,072	228,598

		13,682,453
NEW ZEALAND — 0.18%
Air New Zealand Ltd.	28,413	47,749
Auckland International Airport Ltd.	35,536	115,216
Chorus Ltd.	18,025	26,773
Contact Energy Ltd.	15,581	73,263
Fisher & Paykel Healthcare Corp. Ltd.	21,909	88,327
Fletcher Building Ltd.	24,942	193,066
Freightways Ltd.	8,550	35,703
Goodman Property Trust	28,380	26,015
Infratil Ltd.	13,367	28,250
Kiwi Income Property Trust	21,649	21,590
Meridian Energy Ltd.	55,040	58,160
Mighty River Power Ltd.	42,883	86,261
Nuplex Industries Ltd.	9,367	23,612
Precinct Properties New Zealand Ltd.	31,323	29,510
Ryman Healthcare Ltd.	12,825	88,170
Sky Network Television Ltd.	20,155	115,469
SKYCITY Entertainment Group Ltd.	24,070	76,815
Telecom Corp. of New Zealand Ltd.	74,376	179,280
Trade Me Group Ltd.	11,070	32,697
Xero Ltd.[a,b]	2,195	47,339

		1,393,265
NORWAY — 0.73%
Aker ASA Class A	1,170	44,771
Aker Solutions ASA	6,188	91,571
Atea ASA	5,157	60,798
Austevoll Seafood ASA	5,095	34,382
Borregaard ASA	7,151	48,142
BW LPG Ltd.[c]	3,408	44,101
Cermaq ASA	3,250	41,025
Det norske oljeselskap ASA[a,b]	4,150	45,796
DNB ASA	34,676	616,653
DNO ASA[a]	23,779	79,968
Fred Olsen Energy ASA	1,345	30,518
Gjensidige Forsikring ASA	6,689	129,148
Kvaerner ASA	16,060	28,050
Leroey Seafood Group ASA	1,409	50,896

SCHEDULES OF INVESTMENTS	95

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Marine Harvest ASA	11,680	$159,120
Norsk Hydro ASA	48,785	289,702
Norwegian Air Shuttle ASa,b	1,157	35,088
Norwegian Property ASA[a]	45,091	65,510
Opera Software ASA	5,085	59,666
Orkla ASA	28,994	263,559
Petroleum Geo-Services ASA	11,424	97,588
Polarcus Ltd.[a]	57,300	29,842
Prosafe SE	9,842	73,275
REC Silicon ASA[a,b]	325,313	181,302
Schibsted ASA	2,673	129,447
Seadrill Ltd.[b]	13,648	492,564
SpareBank 1 SMN	5,875	49,906
Statoil ASA	41,065	1,174,301
Storebrand ASA[a]	19,426	108,017
Subsea 7 SA	10,285	171,470
Telenor ASA	26,150	601,636
TGS-NOPEC Geophysical Co. ASA	3,633	103,255
Tomra Systems ASA	6,560	54,423
Yara International ASA	6,676	305,389

		5,790,879
PERU — 0.08%
Compania de Minas Buenaventura SA SP ADR	6,780	79,394
Credicorp Ltd.	2,491	368,469
Southern Copper Corp.	6,560	215,561

		663,424
PHILIPPINES — 0.21%
Aboitiz Equity Ventures Inc.	78,910	100,089
Aboitiz Power Corp.	60,400	50,982
Alliance Global Group Inc.	117,600	71,269
Ayala Corp.	8,690	131,509
Ayala Land Inc.	203,900	146,078
Bank of the Philippine Islands	23,227	50,749
BDO Unibank Inc.	58,230	121,402
Belle Corp.	225,500	25,932
DMCI Holdings Inc.	30,000	50,403
Energy Development Corp.	261,100	36,871
First Gen Corp.	60,700	31,062
First Philippine Holdings Corp.	14,770	24,458
Globe Telecom Inc.	795	31,723
International Container Terminal Services Inc.	36,480	95,059
JG Summit Holdings Inc.	98,292	119,813
Jollibee Foods Corp.	14,220	57,822

Security	Shares	Value

Manila Water Co. Inc.	46,400	$28,600
Metro Pacific Investments Corp.	318,600	36,784
Metropolitan Bank & Trust Co.	15,989	31,625
Philippine Long Distance Telephone Co.	1,365	95,751
Philippine National Bank[a]	12,545	25,967
SM Investments Corp.	5,830	106,866
SM Prime Holdings Inc.	268,700	94,675
Universal Robina Corp.	30,180	112,793

		1,678,282
POLAND — 0.33%
Alior Bank SAa	1,568	38,788
Asseco Poland SA	3,181	42,355
Bank Handlowy w Warszawie SA	1,110	38,744
Bank Millennium SA	15,751	37,829
Bank Pekao SA	4,938	262,491
Bank Zachodni WBK SA	1,053	119,688
Cyfrowy Polsat SA	6,202	46,473
ENEA SA	7,220	35,050
Eurocash SA	2,942	36,318
Getin Noble Bank SAa	69,257	61,211
Globe Trade Centre SAa	9,090	20,318
Grupa Azoty SA	1,712	39,905
Grupa Lotos SAa	3,067	35,622
Jastrzebska Spolka Weglowa SAa	1,292	17,191
Kernel Holding SAa	3,932	36,477
KGHM Polska Miedz SAa	5,591	229,795
Lubelski Wegiel Bogdanka SA	1,541	56,551
mBank SA	539	80,778
Netia SA	19,467	35,096
Orange Polska SA	26,347	86,901
Polska Grupa Energetyczna SA	27,800	185,167
Polski Koncern Naftowy Orlen SA	13,548	160,521
Polskie Gornictwo Naftowe i Gazownictwo SA	76,887	119,167
Powszechna Kasa Oszczednosci Bank Polski SA	30,162	343,848
Powszechny Zaklad Ubezpieczen SA	2,085	293,775
Synthos SA	17,935	25,845
Tauron Polska Energia SAa	56,777	92,180
TVN SAa	6,241	28,379

		2,606,463

96	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

PORTUGAL — 0.17%
Banco BPI SAa,b	13,982	$28,193
Banco Comercial Portugues SA Registered[a]	2,245,062	322,017
Banco Espirito Santo SA Registered[a,b]	82,203	22,107
CTT-Correios Portugal SA	4,780	50,845
Energias de Portugal SA	82,199	385,268
Espirito Santo Saude SGPS SAa	11,140	56,119
Galp Energia SGPS SA Class B	12,550	222,661
Jeronimo Martins SGPS SA	9,281	121,324
Mota-Engil SGPS SA	4,821	30,137
NOS SGPS	6,196	36,991
Portugal Telecom SGPS SA Registered[b]	22,222	47,959
Sonae SGPS SA	30,482	45,842

		1,369,463
QATAR — 0.09%
Industries Qatar QSC	1,849	88,057
Masraf Al Rayan QSC	20,612	301,170
Ooredoo QSC	4,501	158,234
Qatar National Bank	2,152	106,979
Vodafone Qatar QSC	17,363	91,083

		745,523
RUSSIA — 0.25%
LSR Group OJSC SP GDR	29,224	99,741
Magnit OJSC SP GDR[e]	7,881	464,979
Mechel OAO SP ADR[a,b]	45,128	85,292
MegaFon OAO SP GDR[e]	6,082	170,296
Mobile TeleSystems OJSC SP ADR	29,691	532,360
NovaTek OAO SP GDR[e]	3,334	346,236
Pharmstandard GDR[a,e]	6,266	52,008
Sistema JSFC SP GDR[e]	9,254	229,592

		1,980,504
SINGAPORE — 1.19%
AIMS AMP Capital Industrial REIT	82,225	98,511
ARA Asset Management Ltd.	22,300	30,738
Ascendas India Trust[b]	77,000	51,833
Ascendas REIT	77,000	143,775
Ascott Residence Trust	17,800	17,617
Biosensors International Group Ltd.	43,000	29,290
Cache Logistics Trust	63,000	60,837
Cambridge Industrial Trust[b]	89,000	50,996
CapitaCommercial Trust	79,000	105,409
CapitaLand Ltd.	95,000	262,652

Security	Shares	Value

CapitaMall Trust Management Ltd.	69,000	$108,931
CapitaRetail China Trust	29,240	39,952
CDL Hospitality Trusts	25,000	35,060
City Developments Ltd.	15,000	127,179
ComfortDelGro Corp. Ltd.	88,000	182,650
COSCO Corp. (Singapore) Ltd.[b]	21,000	12,033
DBS Group Holdings Ltd.	60,000	876,067
Ezion Holdings Ltd.	42,800	73,743
Ezra Holdings Ltd.	42,000	39,548
First REIT[b]	51,000	49,862
First Resources Ltd.	29,000	52,522
Frasers Centrepoint Trust	39,000	60,632
Frasers Commercial Trust	46,000	51,793
Genting Singapore PLC	229,000	244,993
Global Logistic Properties Ltd.	113,000	252,651
Golden Agri-Resources Ltd.	261,000	111,900
Hutchison Port Holdings Trust	202,000	150,490
Hyflux Ltd.	46,000	43,683
Indofood Agri Resources Ltd.[b]	30,000	23,320
Jardine Cycle & Carriage Ltd.	4,000	149,056
Keppel Corp. Ltd.	50,000	439,155
Keppel Infrastructure Trust	85,000	70,501
Keppel Land Ltd.	18,000	52,506
Keppel REIT Management Ltd.	37,160	37,820
Lippo Malls Indonesia Retail Trust	180,000	59,863
M1 Ltd.b	10,000	30,052
Mapletree Commercial Trust	81,000	90,876
Mapletree Industrial Trust	49,000	55,171
Mapletree Logistics Trust	45,000	42,373
Midas Holdings Ltd.[b]	111,000	38,695
Neptune Orient Lines Ltd.[a,b]	4,000	3,045
Noble Group Ltd.	164,000	186,625
OUE Hospitality Trust	92,166	66,843
OUE Ltd.[b]	1,000	1,963
Oversea-Chinese Banking Corp. Ltd.	91,000	727,796
Parkway Life REIT	19,000	36,391
Perennial China Retail Trust	130,000	56,778
Sabana Shari’ah Compliant Industrial REIT	82,065	67,738
SATS Ltd.	25,000	60,304
SembCorp Industries Ltd.	38,000	166,879
SembCorp Marine Ltd.[b]	32,000	106,167
Singapore Airlines Ltd.	19,000	157,287
Singapore Exchange Ltd.	26,000	147,101

SCHEDULES OF INVESTMENTS	97

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Singapore Post Ltd.	76,000	$107,192
Singapore Press Holdings Ltd.[b]	41,000	136,355
Singapore Technologies Engineering Ltd.	52,000	158,352
Singapore Telecommunications Ltd.	266,000	867,588
SMRT Corp. Ltd.	96,000	121,553
Starhill Global REIT	119,000	78,675
StarHub Ltd.	20,000	68,277
Suntec REIT[b]	106,000	152,054
Super Group Ltd.[b]	16,000	18,913
Tiger Airways Holdings Ltd.[a,b]	128,400	43,731
United Engineers Ltd.	19,000	36,543
United Overseas Bank Ltd.	46,000	890,620
UOL Group Ltd.	20,000	106,263
Vard Holdings Ltd.[a]	29,000	25,215
Venture Corp. Ltd.	10,000	64,992
Wheelock Properties (Singapore) Ltd.	1,000	1,519
Wilmar International Ltd.	68,000	178,194
Wing Tai Holdings Ltd.[b]	21,000	33,237
Yangzijiang Shipbuilding	98,000	85,603

		9,414,528
SOUTH AFRICA — 1.61%
Acucap Properties Ltd.	5,973	25,109
Adcock Ingram Holdings Ltd.[a]	4,626	22,827
Aeci Ltd.	5,056	57,842
African Bank Investments Ltd.	64,793	37,244
African Rainbow Minerals Ltd.	5,006	93,174
Anglo American Platinum Ltd.[a]	1,952	85,850
AngloGold Ashanti Ltd.[a]	13,781	235,395
ArcelorMittal South Africa Ltd.[a]	6,869	24,357
Aspen Pharmacare Holdings Ltd.	12,297	333,401
Assore Ltd.	1,207	40,064
Aveng Ltd.[a]	15,788	35,815
AVI Ltd.	15,388	87,160
Barclays Africa Group Ltd.	12,114	189,343
Barloworld Ltd.	9,318	88,689
Bidvest Group Ltd.	10,774	290,480
Brait SEa	13,973	97,530
Capital Property Fund[a]	38,572	41,572
Clicks Group Ltd.	11,042	67,675
Coronation Fund Managers Ltd.	12,009	109,764
DataTec Ltd.	8,635	45,123
Discovery Ltd.	11,758	103,136
Emira Property Fund	20,452	27,711

Security	Shares	Value

Exxaro Resources Ltd.	4,674	$63,460
FirstRand Ltd.	116,861	471,631
Foschini Group Ltd. (The)	8,224	90,148
Gold Fields Ltd.	25,949	102,183
Grindrod Ltd.	14,522	35,422
Growthpoint Properties Ltd.	63,632	147,375
Harmony Gold Mining Co. Ltd.[a]	15,295	47,270
Hyprop Investments Ltd.	5,701	44,128
Illovo Sugar Ltd.	9,540	26,698
Impala Platinum Holdings Ltd.	18,522	183,777
Imperial Holdings Ltd.	6,814	125,897
Investec Ltd.	9,125	78,814
JSE Ltd.	4,354	40,345
Kumba Iron Ore Ltd.	2,470	86,441
Lewis Group Ltd.	4,785	28,358
Liberty Holdings Ltd.	3,677	44,433
Life Healthcare Group Holdings Ltd.	35,658	146,738
Massmart Holdings Ltd.	4,682	61,297
Mediclinic International Ltd.	15,024	119,867
MMI Holdings Ltd.	49,135	119,164
Mondi Ltd.	4,044	71,038
Mr. Price Group Ltd.	8,895	168,496
MTN Group Ltd.	59,917	1,243,460
Murray & Roberts Holdings Ltd.[a]	18,327	42,857
Nampak Ltd.	24,027	91,476
Naspers Ltd. Class N	14,314	1,777,386
Nedbank Group Ltd.	8,361	182,566
Netcare Ltd.	40,266	116,103
Northam Platinum Ltd.[a]	10,754	44,164
Omnia Holdings Ltd.	2,275	49,251
Pick n Pay Holdings Ltd.	10,968	26,098
Pick n Pay Stores Ltd.	7,526	41,133
PPC Ltd.	23,755	71,288
Rand Merchant Insurance Holdings Ltd.	37,992	110,149
Redefine Properties Ltd.	89,071	79,957
Remgro Ltd.	18,080	391,226
Resilient Property Income Fund Ltd.	7,761	46,422
Reunert Ltd.	5,760	34,555
RMB Holdings Ltd.	26,952	140,438
Sanlam Ltd.	68,189	388,779
Sappi Ltd.[a]	18,552	70,441
Sasol Ltd.	20,474	1,183,810
Shoprite Holdings Ltd.	17,225	260,372
Sibanye Gold Ltd.	26,903	63,865

98	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

SPAR Group Ltd. (The)	5,653	$65,411
Standard Bank Group Ltd.	43,446	586,794
Steinhoff International Holdings Ltd.	70,384	352,035
Sun International Ltd.	4,839	48,406
Super Group Ltd.[a]	10,068	28,232
Telkom SA SOC Ltd.[a]	15,269	70,770
Tiger Brands Ltd.	5,944	171,251
Tongaat Hulett Ltd.	4,639	66,188
Truworths International Ltd.	15,825	111,106
Vodacom Group Ltd.	13,255	155,253
Wilson Bayly Holmes-Ovcon Ltd.	1,956	23,379
Woolworths Holdings Ltd.	26,593	205,741

		12,782,603
SOUTH KOREA — 3.26%
Able C&C Co. Ltd.	757	19,296
AmorePacific Corp.	125	215,255
AmorePacific Group	147	126,713
Asiana Airlines Inc.[a]	7,840	35,735
Binggrae Co. Ltd.	395	30,705
BS Financial Group Inc.	5,800	93,389
Capro Corp.[a]	8,590	37,023
Celltrion Inc.[a]	2,381	92,312
Chabiotech Co. Ltd.[a]	3,088	42,661
Chadiostech Co. Ltd.[a]	19,593	54,518
Cheil Worldwide Inc.[a]	2,715	57,055
CJ CheilJedang Corp.	252	81,642
CJ Corp.	636	90,340
CJ E&M Corp.[a]	1,196	45,380
CJ O Shopping Co. Ltd.	209	80,318
Cosmax Inc.[a]	378	34,569
Coway Co. Ltd.	1,905	164,766
Daelim Industrial Co. Ltd.	905	81,885
Daesang Corp.	875	43,756
Daewoo Engineering & Construction Co. Ltd.[a]	6,310	61,145
Daewoo International Corp.	1,770	64,232
Daewoo Securities Co. Ltd.[a]	4,415	44,887
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	3,385	81,838
Daum Communications Corp.	584	74,829
Dong-A Socio Holdings Co. Ltd.	297	37,130
Dong-A ST Co. Ltd.	260	25,245
Dongbu Insurance Co. Ltd.	2,271	129,475
Dongkuk Steel Mill Co. Ltd.	1,033	8,010
Dongwon Industries Co. Ltd.	66	21,222

Security	Shares	Value

Doosan Corp.	326	$39,170
Doosan Heavy Industries & Construction Co. Ltd.	2,362	69,629
Doosan Infracore Co. Ltd.[a]	4,590	58,500
E-Mart Co. Ltd.	770	174,174
Fila Korea Ltd.	545	47,933
Gamevil Inc.[a]	348	35,584
GemVax & Kael Co. Ltd.[a]	1,251	26,594
Grand Korea Leisure Co. Ltd.	1,155	48,151
Green Cross Corp.	820	97,329
Green Cross Holdings Corp.	2,310	35,060
GS Engineering & Construction Corp.[a]	1,595	60,985
GS Holdings Corp.	2,255	103,442
Halla Visteon Climate Control Corp.	1,270	63,015
Hana Financial Group Inc.	10,462	426,480
Hana Tour Service Inc.	715	45,703
Handsome Co. Ltd.	1,146	30,717
Hanjin Heavy Industries & Construction Co. Ltd.[a]	2,003	13,992
Hanjin Kal Corp.[a]	1,042	26,561
Hanjin Shipping Co. Ltd.[a]	4,000	21,598
Hankook Tire Co. Ltd.	2,682	148,471
Hanmi Pharm Co. Ltd.[a]	423	35,968
Hansol Paper Co.	2,465	28,898
Hanssem Co. Ltd.	411	37,587
Hanwha Chemical Corp.	5,000	88,048
Hanwha Corp.	1,270	36,326
Hanwha Life Insurance Co. Ltd.	3,935	26,263
Hotel Shilla Co. Ltd.	1,117	119,541
Huchems Fine Chemical Corp.	1,340	33,831
Hyosung Corp.	1,106	80,810
Hyundai Department Store Co. Ltd.	463	66,442
Hyundai Development Co. Engineering & Construction	2,610	98,270
Hyundai Engineering & Construction Co. Ltd.	2,916	179,865
Hyundai Glovis Co. Ltd.	505	129,708
Hyundai Greenfood Co. Ltd.	1,975	31,993
Hyundai Heavy Industries Co. Ltd.	1,561	228,565
Hyundai Home Shopping Network Corp.	238	38,438
Hyundai Hysco Co. Ltd.	1,201	97,099
Hyundai Marine & Fire Insurance Co. Ltd.	1,960	58,160

SCHEDULES OF INVESTMENTS	99

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Hyundai Merchant Marine Co. Ltd.[a]	2,739	$27,714
Hyundai Mipo Dockyard Co. Ltd.	586	70,695
Hyundai Mobis Co. Ltd.	2,492	749,164
Hyundai Motor Co.	5,414	1,293,123
Hyundai Securities Co. Ltd.[a]	4,945	38,488
Hyundai Steel Co.	2,396	184,621
Hyundai Wia Corp.	486	89,129
iMarketKorea Inc.	885	27,510
Industrial Bank of Korea	8,235	123,383
JB Financial Group Co. Ltd.	16,702	118,783
Kangwon Land Inc.	4,708	157,109
KB Financial Group Inc.	12,062	471,754
KCC Corp.	171	101,317
KEPCO Plant Service & Engineering Co. Ltd.	679	49,017
Kia Motors Corp.	9,739	577,035
KIWOOM Securities Co. Ltd.	868	42,140
KNB Financial Group Co. Ltd.[a]	1,130	15,226
KJB Financial Group Co. Ltd.[a]	3,469	41,175
Kolon Industries Inc.	797	52,728
Korea Aerospace Industries Ltd.	2,840	97,674
Korea Electric Power Corp.	8,874	366,494
Korea Gas Corp.[a]	1,161	69,580
Korea Investment Holdings Co. Ltd.	2,225	100,551
Korea Zinc Co. Ltd.	349	140,911
Korean Air Lines Co. Ltd.[a]	1,943	68,053
Korean Reinsurance Co.	5,128	56,376
KT Corp.	2,965	96,059
KT Skylife Co. Ltd.	1,605	35,056
KT&G Corp.	3,964	384,117
Kumho Petro Chemical Co. Ltd.	332	29,329
Kumho Tire Co. Inc.[a]	5,465	60,613
LF Corp.	1,225	34,503
LG Chem Ltd.	1,818	514,704
LG Corp.	3,518	237,534
LG Display Co. Ltd.[a]	8,288	274,560
LG Electronics Inc.	3,975	297,008
LG Hausys Ltd.	320	58,997
LG Household & Health Care Ltd.	358	167,881
LG Innotek Co. Ltd.[a]	527	64,603
LG International Corp.	1,185	34,471
LG Life Sciences Ltd.[a]	2,060	63,733
LG Uplus Corp.	9,360	86,693
LIG Insurance Co. Ltd.	1,510	43,118
Lotte Chemical Corp.	594	102,000

Security	Shares	Value

Lotte Chilsung Beverage Co. Ltd.	45	$81,126
Lotte Confectionery Co. Ltd.	20	40,765
Lotte Food Co. Ltd.	35	25,368
Lotte Shopping Co. Ltd.	414	128,286
LS Corp.	660	46,810
LS Industrial Systems Co. Ltd.	1,059	65,424
Mando Corp.	619	76,483
Medipost Co. Ltd.[a]	461	25,610
Medy-Tox Inc.	290	43,393
MegaStudy Co. Ltd.	592	34,673
Meritz Fire & Marine Insurance Co. Ltd.	3,445	44,912
Mirae Asset Securities Co. Ltd.	1,485	68,121
Namyang Dairy Products Co. Ltd.	35	29,046
NAVER Corp.	1,011	736,721
NCsoft Corp.	550	83,475
Nexen Tire Corp.	1,530	24,859
NHN Entertainment Corp.[a]	380	26,360
NongShim Co. Ltd.	231	58,657
OCI Co. Ltd.[a]	592	94,169
ORION Corp.	111	101,837
Paradise Co. Ltd.	1,302	42,499
Partron Co. Ltd.	2,575	25,679
Poongsan Corp.	1,695	49,555
POSCO	2,360	774,919
S-Oil Corp.	1,741	93,499
S.M. Entertainment Co.[a]	848	27,721
S1 Corp.	603	45,114
Samsung C&T Corp.	4,637	332,487
Samsung Card Co. Ltd.	1,471	68,766
Samsung Electro-Mechanics Co. Ltd.	2,312	142,384
Samsung Electronics Co. Ltd.	3,987	5,209,458
Samsung Engineering Co. Ltd.[a]	1,103	74,689
Samsung Fine Chemicals Co. Ltd.	1,864	78,615
Samsung Fire & Marine Insurance Co. Ltd.	1,209	332,876
Samsung Heavy Industries Co. Ltd.	5,280	144,091
Samsung Life Insurance Co. Ltd.	2,155	220,144
Samsung SDI Co. Ltd.	1,932	301,684
Samsung Securities Co. Ltd.	3,100	147,784
Samsung Techwin Co. Ltd.	1,211	57,201
SeAH Besteel Corp.	852	29,799
Seegene Inc.[a]	594	34,790
Seoul Semiconductor Co. Ltd.	1,152	32,391

100	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

SFA Engineering Corp.	760	$29,724
Shinhan Financial Group Co. Ltd.	15,402	767,215
Shinsegae Co. Ltd.	240	54,755
SK C&C Co. Ltd.	787	129,016
SK Chemicals Co. Ltd.	556	35,377
SK Holdings Co. Ltd.	916	155,957
SK Hynix Inc.[a]	19,634	868,186
SK Innovation Co. Ltd.	2,393	240,965
SK Networks Co. Ltd.[a]	13,225	145,393
SK Telecom Co. Ltd.	345	88,612
SKC Co. Ltd.	695	24,579
Sung Kwang Bend Co. Ltd.	2,074	40,356
Sungwoo Hitech Co. Ltd.	1,914	26,908
Taekwang Industrial Co. Ltd.	3	4,083
TK Corp.[a]	2,300	34,013
TONGYANG Life Insurance Co.	3,015	29,480
TONGYANG Securities Inc.[a]	17,715	53,256
ViroMed Co. Ltd.[a]	617	31,695
Woori Finance Holdings Co. Ltd.[a]	10,303	140,835
Woori Investment & Securities Co. Ltd.	5,270	57,937
YG Entertainment Inc.	684	23,824
Youngone Corp.	820	34,305
Youngone Holdings Co. Ltd.	425	32,583
Yuhan Corp.	270	46,495

		25,876,749
SPAIN — 2.42%
Abengoa SA Class Bb	18,260	97,288
Abertis Infraestructuras SA	14,413	316,557
Acciona SA	2,657	218,921
Acerinox SA	6,677	111,047
Actividades de Construcciones y Servicios SA	6,602	289,164
Almirall SAa	3,087	47,211
Amadeus IT Holding SA Class A	13,960	551,015
Atresmedia Corporacion de Medios de Comunicacion SA	2,891	42,511
Banco Bilbao Vizcaya Argentaria SA	212,438	2,620,428
Banco de Sabadell SA	127,991	416,827
Banco Popular Espanol SA	65,374	400,790
Banco Santander SA	423,809	4,279,576
Bankia SAa	172,911	340,323
Bankinter SA	25,048	217,005
Bolsas y Mercados Espanoles	298	13,553
CaixaBank SA	62,729	377,607

Security	Shares	Value

Construcciones y Auxiliar de Ferrocarriles SA	111	$46,189
Corporacion Financiera Alba SA	1,185	72,538
Distribuidora Internacional de Alimentacion SA	22,841	189,724
Ebro Foods SA	4,368	89,302
Enagas SA	1,075	35,801
FAES FARMA SA	14,391	40,051
Ferrovial SA	15,160	318,054
Fomento de Construcciones y Contratas SAa,b	2,364	51,399
Gamesa Corporacion Tecnologica SAa	7,349	92,440
Gas Natural SDG SA	13,619	418,291
Grifols SA	5,734	259,470
Grupo Catalana Occidente SA	3,025	106,246
Iberdrola SA	188,696	1,405,278
Inditex SA	38,855	1,136,198
Indra Sistemas SA	4,885	75,656
Inmobiliaria Colonial SAa	72,562	55,631
International Consolidated Airlines Group SAa	46,819	262,728
Jazztel PLC[a]	9,022	121,559
Mapfre SA	37,951	146,343
Mediaset Espana Comunicacion SAa	8,490	99,169
NH Hotel Group SAa,b	6,689	36,292
Obrascon Huarte Lain SA	1,560	58,976
Prosegur Compania de Seguridad SA	11,194	75,787
Red Electrica Corporacion SA	729	62,621
Repsol SA	32,728	815,371
Sacyr SAa	14,757	83,718
Tecnicas Reunidas SA	1,759	99,061
Telefonica SA	145,505	2,377,113
Viscofan SA	2,291	128,408
Zardoya Otis SA	5,312	81,238

		19,180,475
SWEDEN — 2.19%
AAK AB	1,006	57,307
Active Biotech ABa,b	3,890	16,955
AF AB	4,644	77,838
Alfa Laval AB	11,725	266,726
Assa Abloy AB Class B	12,148	598,081
Atlas Copco AB Class A	22,791	681,821

SCHEDULES OF INVESTMENTS	101

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Atlas Copco AB Class B	15,865	$429,364
Axfood AB	715	36,403
Axis Communications ABb	1,529	48,067
Betsson AB	1,945	67,594
Billerud AB	6,628	98,087
Boliden AB	10,039	163,248
Castellum AB	8,451	141,952
Clas Ohlson AB Class B	1,500	28,508
Electrolux AB Class B	8,477	211,006
Elekta AB Class B	13,458	164,962
Eniro ABa	4,244	13,631
Fabege AB	5,378	73,670
Getinge AB Class B	7,077	172,571
Hakon Invest AB	2,919	90,918
Hennes & Mauritz AB Class B	33,783	1,383,910
Hexagon AB Class B	8,862	275,255
Hexpol AB	979	82,293
Holmen AB Class B	1,868	62,970
Hufvudstaden AB Class A	5,309	72,840
Husqvarna AB Class B	16,444	129,891
Industrivarden AB Class C	3,686	68,693
Indutrade AB	1,724	76,889
Intrum Justitia AB	3,958	121,217
Investment AB Kinnevik Class B	8,830	366,960
Investor AB Class B	16,211	584,502
JM AB	3,339	105,789
Kungsleden AB	9,824	68,993
Lindab International ABa	4,703	44,470
Loomis AB Class B	3,214	95,639
Lundbergforetagen AB	1,184	53,097
Lundin Petroleum ABa	7,715	138,415
Meda AB Class A	9,308	150,013
Mekonomen AB	1,050	24,175
Millicom International Cellular SA SDR	2,251	191,659
Modern Times Group MTG AB Class B	2,303	89,906
NCC AB Class B	4,103	128,450
Nibe Industrier AB Class B	3,302	88,551
Nobia AB	4,550	34,754
Nordea Bank AB	107,133	1,439,620
Oriflame Cosmetics SA SDR[b]	3,162	68,497
Peab AB	10,168	71,733
Ratos AB Class B	9,062	74,074
Saab AB Class B	2,967	80,985

Security	Shares	Value

Sandvik AB	38,354	$483,733
Securitas AB Class B	11,905	138,513
Skandinaviska Enskilda Banken AB Class A	54,381	729,967
Skanska AB Class B	13,102	272,628
SKF AB Class B	14,529	343,346
SSAB AB Class Aa	11,473	111,225
Svenska Cellulosa AB Class B	20,815	513,898
Svenska Handelsbanken AB Class A	17,717	856,097
Swedbank AB Class A	31,897	818,908
Swedish Match AB	7,202	235,793
Swedish Orphan Biovitrum ABa	5,989	71,979
Tele2 AB Class B	10,724	130,829
Telefonaktiebolaget LM Ericsson Class B	110,737	1,370,192
TeliaSonera AB	81,055	607,976
Trelleborg AB Class B	9,615	184,477
Unibet Group PLC SDR	1,817	88,535
Volvo AB Class B	55,006	673,840
Wallenstam AB Class B	4,077	67,537
Wihlborgs Fastigheter AB	6,082	113,169

		17,425,591
SWITZERLAND — 5.80%
ABB Ltd. Registered	77,463	1,787,280
Actelion Ltd. Registered	3,803	459,639
Adecco SA Registered	6,053	453,992
Allreal Holding AG Registered	898	122,953
Aryzta AG	3,257	295,505
Baloise Holding AG Registered	1,600	193,204
Banque Cantonale Vaudoise Registered	32	17,068
Barry Callebaut AG Registered	82	101,091
Basilea Pharmaceutica AG Registered[a]	545	59,187
BKW AG	1,825	64,727
Bucher Industries AG Registered	399	120,341
Burckhardt Compression Holding AG	173	90,372
Clariant AG Registered	10,722	200,219
Compagnie Financiere Richemont SA Class A Bearer	18,528	1,765,590
Credit Suisse Group AG Registered	53,921	1,467,069
Dufry AG Registered[a]	1,083	185,919
EFG International AG	3,650	43,553

102	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

EMS-Chemie Holding AG Registered	305	$131,821
Flughafen Zurich AG Registered	173	107,875
Forbo Holding AG Registered	66	64,490
Galenica Holding AG Registered	176	158,715
GAM Holding AG	6,483	117,639
Gategroup Holding AG	3,063	77,645
Geberit AG Registered	1,281	430,522
Georg Fischer AG Registered	217	143,784
Givaudan SA Registered	321	526,351
Helvetia Holding AG Registered	224	109,376
Holcim Ltd. Registered	8,057	645,942
Huber & Suhner AG Registered	1,205	59,634
Implenia AG Registered	1,276	75,145
Julius Baer Group Ltd.	7,966	339,473
Kaba Holding AG Class B Registered	195	94,358
Kudelski SA Bearer	2,752	46,911
Kuehne & Nagel International AG Registered	1,728	230,704
Kuoni Reisen Holding AG Class B Registered	280	94,842
Lindt & Spruengli AG Participation Certificates	29	150,661
Lindt & Spruengli AG Registered	4	249,115
Logitech International SA Registered	6,808	100,327
Lonza Group AG Registered	1,998	221,927
Meyer Burger Technology AGa,b	3,542	41,875
Mobimo Holding AG Registered	365	74,301
Nestle SA Registered	114,935	8,538,281
Nobel Biocare Holding AG Registered	5,671	99,787
Novartis AG Registered	82,000	7,173,760
OC Oerlikon Corp. AG Registered	7,466	100,992
Panalpina Welttransport Holding AG Registered	611	83,321
Pargesa Holding SA Bearer	1,222	103,480
Partners Group Holding AG	658	165,133
PSP Swiss Property AG Registered	1,716	152,011
Rieter Holding AG Registered	313	72,699
Roche Holding AG Genusschein	25,211	7,338,999
Schindler Holding AG Participation Certificates	1,268	189,789
Schindler Holding AG Registered	943	139,588

Security	Shares	Value

Schmolz + Bickenbach AG Registered[a]	21,831	$33,132
Schweiter Technologies AG Bearer	86	60,246
Schweizerische National-Versicherungs-Gesellschaft AG Registered	752	66,946
SGS SA Registered	185	404,262
Sika AG Bearer	77	299,769
Sonova Holding AG Registered	1,956	304,381
St Galler Kantonalbank AG Registered	209	79,527
Straumann Holding AG Registered	425	100,443
Sulzer AG Registered	835	110,654
Swatch Group AG (The) Bearer	1,057	565,988
Swatch Group AG (The) Registered	2,018	202,510
Swiss Life Holding AG Registered	1,159	268,815
Swiss Prime Site AG Registered	2,236	177,542
Swiss Re AG	12,343	1,051,320
Swisscom AG Registered	752	417,640
Syngenta AG Registered	3,296	1,176,599
Tecan AG Registered	608	69,138
Temenos Group AG Registered	3,237	116,052
Transocean Ltd.	13,141	530,525
UBS AG Registered	130,481	2,248,584
Valiant Holding AG Registered	1,268	120,483
Valora Holding AG Registered	375	90,770
Vontobel Holding AG Registered	1,186	42,520
Zehnder Group AG Bearer	2,545	100,899
Zurich Insurance Group AG	5,151	1,499,472

		46,017,199
TAIWAN — 2.80%
Acer Inc.[a]	87,000	69,624
Advanced Semiconductor Engineering Inc.	228,000	272,936
Advantech Co. Ltd.	12,000	94,233
Airtac International Group	5,000	47,517
ALI Corp.	46,000	45,479
AmTRAN Technology Co. Ltd.	86,000	63,806
Asia Cement Corp.	92,480	128,901
ASUSTeK Computer Inc.	26,000	277,430
AU Optronics Corp.	347,000	157,940
BES Engineering Corp.	155,000	42,123
Capital Securities Corp.	85,000	32,595
Career Technology (MFG.) Co. Ltd.	29,000	38,922
Catcher Technology Co. Ltd.	24,000	198,469

SCHEDULES OF INVESTMENTS	103

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Cathay Financial Holding Co. Ltd.	310,629	$522,039
Chailease Holding Co. Ltd.	37,950	100,350
Chang Hwa Commercial Bank Ltd.	168,400	110,621
Cheng Loong Corp.	89,000	36,948
Cheng Shin Rubber Industry Co. Ltd.	57,500	144,759
Cheng Uei Precision Industry Co. Ltd.	20,000	37,613
Chicony Electronics Co. Ltd.	21,155	59,184
Chin-Poon Industrial Co. Ltd.	21,000	38,093
China Airlines Ltd.[a]	73,000	24,829
China Bills Finance Corp.	259,000	96,727
China Development Financial Holding Corp.	556,000	185,027
China Life Insurance Co. Ltd.	117,520	113,251
China Man-Made Fibers Corp.[a]	86,000	31,401
China Motor Co. Ltd.	12,000	11,624
China Petrochemical Development Corp.	163,050	66,602
China Steel Chemical Corp.	14,000	88,931
China Steel Corp.	390,760	338,126
China Synthetic Rubber Corp.	62,000	61,298
Chipbond Technology Corp.	20,000	32,645
Chroma ATE Inc.	15,000	40,014
Chunghwa Telecom Co. Ltd.	116,000	353,924
Clevo Co.	20,241	37,594
CMC Magnetics Corp.[a]	264,000	41,639
Compal Electronics Inc.	173,000	160,369
Compeq Manufacturing Co. Ltd.	64,000	38,200
Coretronic Corp.[a]	42,000	50,208
CTBC Financial Holding Co. Ltd.	511,690	360,015
CTCI Corp.	23,000	38,308
Delta Electronics Inc.	69,000	473,966
Dynapack International Technology Corp.	16,000	44,816
E Ink Holdings Inc.[a]	46,000	29,527
E.Sun Financial Holding Co. Ltd.	211,370	141,315
Eclat Textile Co. Ltd.	6,020	67,749
Elan Microelectronics Corp.	17,000	27,833
Epistar Corp.	31,000	68,224
Eternal Materials Co. Ltd.[a]	27,000	31,601
EVA Airways Corp.[a]	50,000	24,759
Everlight Electronics Co. Ltd.	20,000	45,416
Far Eastern Department Stores Ltd.	29,120	29,713
Far Eastern International Bank Ltd.	236,443	89,486

Security	Shares	Value

Far Eastern New Century Corp.	106,240	$119,385
Far EasTone Telecommunications Co. Ltd.	51,000	105,947
Faraday Technology Corp.	37,000	47,006
Farglory Land Development Co. Ltd.	29,265	41,278
Feng Hsin Iron & Steel Co. Ltd.	20,000	27,710
Firich Enterprises Co. Ltd.	7,314	40,241
First Financial Holding Co. Ltd.	306,755	209,178
FLEXium Interconnect Inc.	12,049	32,745
Formosa Chemicals & Fibre Corp.	113,660	277,806
Formosa Petrochemical Corp.	48,000	122,763
Formosa Plastics Corp.	142,040	366,118
Formosa Taffeta Co. Ltd.	31,000	34,370
Foxconn Technology Co. Ltd.	35,350	88,170
Fubon Financial Holding Co. Ltd.	254,000	402,307
G Tech Optoelectronics Corp.[a]	20,000	23,808
Giant Manufacturing Co. Ltd.	11,000	91,149
Gigabyte Technology Co. Ltd.	33,000	45,666
Gloria Material Technology Corp.	81,200	68,909
Goldsun Development & Construction Co. Ltd.[a]	179,000	63,269
Grand Pacific Petrochemical Corp.	50,000	29,427
Great Wall Enterprise Co. Ltd.	60,000	71,425
HannStar Display Corp.[a]	91,000	35,654
Hermes Microvision Inc.	2,000	79,028
Hey Song Corp.	24,500	26,714
Highwealth Construction Corp.	22,600	52,300
Hiwin Technologies Corp.	7,030	76,419
Hon Hai Precision Industry Co. Ltd.	414,800	1,431,561
Hotai Motor Co. Ltd.	10,000	130,379
HTC Corp.	24,000	106,037
Hua Nan Financial Holdings Co. Ltd.	188,000	121,302
Huaku Development Co. Ltd.	12,000	28,650
Innolux Corp.	285,000	135,898
Inotera Memories Inc.[a]	91,000	158,699
Inventec Corp.	98,000	88,067
Kenda Rubber Industrial Co. Ltd.	17,080	39,412
Kerry TJ Logistics Co. Ltd.	21,000	27,940
King Yuan Electronics Co. Ltd.	49,000	40,603
King’s Town Bank	81,000	82,244
Kinsus Interconnect Technology Corp.	19,000	79,194
Largan Precision Co. Ltd.	5,000	388,469
LCY Chemical Corp.	120,000	100,035
Lite-On Technology Corp.	90,519	153,333

104	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Macronix International Co. Ltd.[a]	201,000	$52,278
Makalot Industrial Co. Ltd.	7,000	35,946
MediaTek Inc.	51,970	812,749
Medigen Biotechnology Corp.[a]	4,000	43,749
Mega Financial Holding Co. Ltd.	338,941	298,938
Merida Industry Co. Ltd.	7,000	55,203
Merry Electronics Co. Ltd.	7,350	37,008
Micro-Star International Co. Ltd.	36,000	55,880
Microbio Co. Ltd.[a]	87,689	93,421
MIN AIK Technology Co. Ltd.	5,000	29,594
Mitac Holdings Corp.	25,500	21,683
Nan Ya Plastics Corp.	173,300	405,086
Novatek Microelectronics Corp. Ltd.	25,000	128,378
Oriental Union Chemical Corp.	22,000	22,081
Pegatron Corp.	65,000	124,627
Pou Chen Corp.	91,000	102,714
Powertech Technology Inc.	26,000	43,782
President Chain Store Corp.	22,000	175,695
Prince Housing & Development Corp.	54,875	24,702
Qisda Corp.[a]	141,000	70,525
Quanta Computer Inc.	102,000	287,060
Radiant Opto-Electronics Corp.	21,060	88,132
Radium Life Tech Co. Ltd.	38,357	27,755
Realtek Semiconductor Corp.	25,020	80,009
Richtek Technology Corp.	11,000	64,189
Ruentex Development Co. Ltd.	29,468	53,159
Ruentex Industries Ltd.	18,616	47,177
Sanyang Industry Co. Ltd.	47,000	45,606
Shin Kong Financial Holding Co. Ltd.	321,863	107,325
Shin Zu Shing Co. Ltd.	12,000	30,811
Shinkong Synthetic Fibers Corp.	212,000	78,821
Siliconware Precision Industries Co. Ltd.	131,000	183,027
Simplo Technology Co. Ltd.	11,000	60,154
Sino-American Silicon Products Inc.	22,000	38,220
Sinon Corp.	211,000	128,051
SinoPac Financial Holdings Co. Ltd.	284,991	134,468
Solar Applied Materials Technology Corp.	86,000	80,582
St.Shine Optical Co. Ltd.	3,000	63,122
Standard Foods Corp.	7,150	20,408
Synnex Technology International Corp.	45,000	70,825

Security	Shares	Value

Ta Chong Bank Ltd.[a]	80,481	$25,951
Taichung Commercial Bank Co. Ltd.	66,797	24,278
Tainan Spinning Co. Ltd.	46,090	30,507
Taishin Financial Holdings Co. Ltd.	281,015	150,864
Taiwan Business Bank Ltd.[a]	235,560	75,406
Taiwan Cement Corp.	129,000	192,923
Taiwan Cooperative Financial Holding Co. Ltd.	127,320	75,994
Taiwan Fertilizer Co. Ltd.	23,000	46,936
Taiwan Hon Chuan Enterprise Co. Ltd.	16,000	33,398
Taiwan Mobile Co. Ltd.	58,000	177,929
Taiwan Secom Co. Ltd.	7,000	18,813
Taiwan Semiconductor Manufacturing Co. Ltd.	894,000	3,607,062
Tatung Co. Ltd.[a]	225,000	74,276
Teco Electric and Machinery Co. Ltd.	66,000	84,290
Tong Hsing Electronic Industries Ltd.	8,000	41,881
TPK Holding Co. Ltd.	9,000	57,320
Transcend Information Inc.	8,000	27,476
Tripod Technology Corp.	25,000	47,850
TSRC Corp.	44,100	65,585
TTY Biopharm Co. Ltd.	13,089	35,571
Tung Ho Steel Enterprise Corp.	91,000	79,805
TXC Corp.	29,000	42,065
Uni-President Enterprises Co.	160,680	307,542
Unimicron Technology Corp.	63,000	53,254
United Microelectronics Corp.	456,000	213,635
USI Corp.	33,000	21,072
Vanguard International Semiconductor Corp.	32,000	46,576
Walsin Lihwa Corp.[a]	193,000	72,400
Wan Hai Lines Ltd.	6,000	3,161
Waterland Financial Holdings Co. Ltd.	97,360	31,296
Win Semiconductors Corp.	32,000	28,383
Winbond Electronics Corp.[a]	110,000	40,164
Wintek Corp.[a]	110,000	41,448
Wistron Corp.	93,638	90,236
Wistron NeWeb Corp.	16,119	43,967
WPG Holdings Co. Ltd.	48,000	63,942
Yageo Corp.	89,400	60,515
Yang Ming Marine Transport Corp.[a]	29,000	12,088

SCHEDULES OF INVESTMENTS	105

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

YFY Inc.	36,000	$16,926
Yuanta Financial Holding Co. Ltd.	298,000	166,938
Yulon Motor Co. Ltd.	30,000	49,267
Yungtay Engineering Co. Ltd.	15,000	38,513
Zhen Ding Technology Holding Ltd.	14,050	42,540

		22,238,317
THAILAND — 0.52%
Advanced Information Service PCL NVDR	41,700	270,121
Airports of Thailand PCL NVDR	19,100	127,294
Bangchak Petroleum PCL NVDR	37,800	33,845
Bangkok Bank PCL Foreign	19,900	121,780
Bangkok Bank PCL NVDR	25,300	153,644
Banpu PCL NVDR	48,500	46,823
BEC World PCL NVDR	51,800	80,660
BTS Group Holdings PCL NVDR	410,100	109,198
Bumrungrad Hospital PCL NVDR	19,200	72,052
Central Pattana PCL NVDR	73,300	109,003
Charoen Pokphand Foods PCL NVDR	113,700	94,720
CP All PCL NVDR	178,300	256,816
Delta Electronics (Thailand) PCL NVDR	26,500	51,168
Esso (Thailand) PCL NVDR[a]	168,900	31,297
Glow Energy PCL NVDR	25,000	66,179
Hemaraj Land and Development PCL NVDR	436,900	50,071
Indorama Ventures PCL NVDR	60,900	49,786
IRPC PCL NVDR	784,700	82,600
Jasmine International PCL NVDR	209,500	48,933
Kasikornbank PCL Foreign	38,700	255,509
Kasikornbank PCL NVDR	34,600	225,207
Kiatnakin Bank PCL NVDR[b]	27,600	34,597
Krung Thai Bank PCL NVDR	185,400	124,139
Pruksa Real Estate PCL NVDR	45,300	47,261
PTT Exploration & Production PCL NVDR	53,461	270,552
PTT Global Chemical PCL NVDR	58,000	118,764
PTT PCL NVDR	35,200	349,698
Siam Cement PCL (The) Foreign	11,300	151,324
Siam Cement PCL (The) NVDR	6,900	93,261
Siam Commercial Bank PCL NVDR	62,900	348,683
Thai Airways International PCL NVDR[a,b]	39,600	19,362
Thai Oil PCL NVDR	50,900	82,033

Security	Shares	Value

Thanachart Capital PCL NVDR	70,000	$77,390
TISCO Financial Group PCL NVDR[b]	40,800	52,731
TTW PCL NVDR	129,400	48,359

		4,154,860
TURKEY — 0.38%
Akbank TAS	68,200	271,191
Anadolu Efes Biracilik ve Malt Sanayii ASa	7,669	92,951
Arcelik AS	11,944	75,723
Asya Katilim Bankasi ASa,b	34,242	19,315
BIM Birlesik Magazalar AS	8,752	207,259
Coca-Cola Icecek AS	2,739	68,630
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	76,660	99,347
Enka Insaat ve Sanayi AS	20,075	52,407
Eregli Demir ve Celik Fabrikalari TAS	69,200	146,132
Ford Otomotiv Sanayi ASa	3,037	41,694
Haci Omer Sabanci Holding AS	40,075	186,817
KOC Holding AS	27,726	145,406
TAV Havalimanlari Holding AS	6,271	51,597
Turk Hava Yollari AOa	27,372	82,302
Turk Telekomunikasyon AS	25,347	75,977
Turkcell Iletisim Hizmetleri ASa	33,932	221,452
Turkiye Garanti Bankasi AS	91,507	377,520
Turkiye Halk Bankasi AS	24,008	181,306
Turkiye Is Bankasi AS Class C	73,939	206,808
Turkiye Petrol Rafinerileri AS	5,078	123,923
Turkiye Sinai Kalkinma Bankasi AS	58,875	52,421
Turkiye Sise ve Cam Fabrikalari AS	25,919	37,698
Turkiye Vakiflar Bankasi TAO Class D	33,071	77,854
Ulker Biskuvi Sanayi AS	6,068	46,956
Yapi ve Kredi Bankasi AS	36,203	82,696

		3,025,382
UNITED ARAB EMIRATES — 0.12%
Abu Dhabi Commercial Bank PJSC	46,879	114,739
Aldar Properties PJSC	131,805	135,284
Arabtec Holding Co.[a]	46,329	53,606
DP World Ltd.	6,952	138,345
Dubai Financial Market PJSC	84,341	78,760
Emaar Properties PJSC	90,553	240,863
First Gulf Bank PJSC	17,963	89,007
National Bank of Abu Dhabi PJSC	25,939	102,399

		953,003

106	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

UNITED KINGDOM — 15.12%
3i Group PLC	34,139	$217,579
Abcam PLC	9,641	64,701
Aberdeen Asset Management PLC	31,884	222,747
Admiral Group PLC	6,910	169,976
Advanced Computer Software Group PLC	23,910	48,239
Afren PLC[a]	34,132	63,388
African Minerals Ltd.[a,b]	14,094	16,597
Aggreko PLC	8,763	254,467
Alent PLC	11,376	64,244
AMEC PLC	10,099	194,031
Amerisur Resources PLC[a,b]	36,067	37,601
Amlin PLC	23,046	177,501
Anglo American PLC	49,991	1,349,552
Anglo Pacific Group PLC	13,796	43,847
Antofagasta PLC	13,504	184,784
ARM Holdings PLC	50,227	718,241
Ashmore Group PLC	13,337	79,890
Ashtead Group PLC	18,245	275,225
ASOS PLC[a,b]	2,055	86,945
Associated British Foods PLC	12,899	604,975
AstraZeneca PLC	45,324	3,324,432
Avanti Communications Group PLC[a,b]	5,693	18,262
AVEVA Group PLC	3,008	101,771
Aviva PLC	105,365	895,664
Babcock International Group PLC	17,783	329,653
BAE Systems PLC	111,345	804,194
Balfour Beatty PLC	25,026	100,516
Bank of Georgia Holdings PLC	1,740	71,532
Barclays PLC	584,500	2,227,232
Barratt Developments PLC	35,939	211,880
BBA Aviation PLC	19,607	105,564
Beazley PLC	28,908	119,280
Bellway PLC	5,028	128,265
Berendsen PLC	7,840	138,584
Berkeley Group Holdings PLC (The)	4,540	187,866
Betfair Group PLC	2,786	49,106
BG Group PLC	122,880	2,431,410
BHP Billiton PLC	74,366	2,547,452
Big Yellow Group PLC	10,753	91,044
Bodycote PLC	10,347	121,234
Booker Group PLC	55,217	116,622
Bovis Homes Group PLC	7,529	97,177

Security	Shares	Value

BP PLC	659,240	$5,386,893
Brewin Dolphin Holdings PLC	15,641	79,088
British American Tobacco PLC	66,928	3,935,599
British Land Co. PLC	31,620	375,290
British Sky Broadcasting Group PLC	37,735	559,993
Britvic PLC	9,436	111,755
BT Group PLC	278,153	1,824,418
BTG PLC[a]	14,544	148,801
Bunzl PLC	10,927	293,508
Burberry Group PLC	15,700	374,799
Bwin.Party Digital Entertainment PLC	39,630	57,507
Cable & Wireless Communications PLC	80,892	64,188
Cairn Energy PLC[a]	23,402	69,695
Cape PLC	8,001	38,363
Capita PLC	21,875	443,917
Capital & Counties Properties PLC	22,579	122,327
Carillion PLC	16,523	93,256
Carnival PLC	6,195	224,555
Catlin Group Ltd.	11,434	97,389
Centamin PLC[a]	44,266	53,921
Centrica PLC	178,741	932,464
Chemring Group PLC	11,576	39,625
Cineworld Group PLC	13,409	72,964
Close Brothers Group PLC	6,699	143,749
Cobham PLC	40,584	200,415
Coca-Cola HBC AG	6,843	160,703
COLT Group SAa	22,096	54,092
Compass Group PLC	57,350	936,772
Computacenter PLC	3,911	40,245
Croda International PLC	4,724	167,566
CSR PLC	6,234	55,624
Daily Mail & General Trust PLC Class A NVS	10,925	154,659
Dairy Crest Group PLC	7,217	51,138
DCC PLC	2,942	168,182
De La Rue PLC	6,462	79,641
Debenhams PLC	41,991	46,825
Derwent London PLC	4,061	183,471
Devro PLC	12,433	53,526
Diageo PLC	89,033	2,684,614
Dialight PLC	2,139	33,368
Dignity PLC	4,004	93,355
Diploma PLC	5,100	55,106

SCHEDULES OF INVESTMENTS	107

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Direct Line Insurance Group PLC	49,950	$240,342
Dixons Retail PLC[a]	120,230	104,943
Domino’s Pizza Group PLC	8,669	80,058
Drax Group PLC	15,059	177,842
DS Smith PLC	32,193	142,509
Dunelm Group PLC	4,804	67,440
easyJet PLC	5,556	121,473
Electrocomponents PLC	15,486	62,225
Elementis PLC	15,533	70,806
EnQuest PLC[a]	30,615	69,933
Enterprise Inns PLC[a]	22,025	46,555
Essentra PLC	10,446	135,797
esure Group PLC	14,140	61,734
Experian PLC	34,683	595,507
Faroe Petroleum PLC[a]	15,111	28,956
Fenner PLC	12,171	70,070
Ferrexpo PLC	10,001	22,727
Fidessa Group PLC	1,524	53,646
FirstGroup PLC[a]	48,313	103,182
Foxtons Group PLC	9,440	42,888
Fresnillo PLC	7,258	114,082
Friends Life Group Ltd.	48,632	272,836
G4S PLC	54,295	230,266
Galliford Try PLC	4,457	95,941
Genus PLC	3,387	59,870
GKN PLC	51,755	299,182
GlaxoSmithKline PLC	172,976	4,195,087
Glencore PLC[a]	378,596	2,301,380
Go-Ahead Group PLC (The)	2,844	105,874
Grafton Group PLC Units	6,839	66,564
Grainger PLC	23,794	86,409
Great Portland Estates PLC	12,523	135,101
Greencore Group PLC	17,902	79,882
Greene King PLC	9,618	134,126
Greggs PLC	7,991	70,626
Halfords Group PLC	9,484	76,857
Halma PLC	12,147	115,459
Hammerson PLC	21,559	218,752
Hansteen Holdings PLC	42,843	76,455
Hargreaves Lansdown PLC	8,438	146,020
Hays PLC	58,485	120,463
Henderson Group PLC	40,395	166,201
Highland Gold Mining Ltd.	22,829	27,076
Hikma Pharmaceuticals PLC	5,867	178,195
Hiscox Ltd.[b]	11,243	128,031
Hochschild Mining PLC[a]	8,727	24,016

Security	Shares	Value

Home Retail Group PLC	33,115	$93,031
Homeserve PLC	14,030	70,942
Howden Joinery Group PLC	24,731	141,586
HSBC Holdings PLC	670,636	7,205,539
Hunting PLC	8,374	122,999
ICAP PLC	17,196	100,973
IG Group Holdings PLC	14,454	148,856
Imagination Technologies Group PLC[a,b]	9,114	27,405
IMI PLC	8,834	211,338
Imperial Tobacco Group PLC	34,311	1,489,309
Inchcape PLC	16,132	175,125
Informa PLC	23,562	194,085
Inmarsat PLC	14,580	179,446
InterContinental Hotels Group PLC	8,048	327,457
Intermediate Capital Group PLC	15,701	106,801
International Personal Finance PLC	9,905	92,392
Interserve PLC	5,691	61,156
Intertek Group PLC	5,501	238,127
Intu Properties PLC	26,563	147,455
Investec PLC	19,407	168,575
ITE Group PLC	12,816	43,426
ITV PLC	137,536	484,605
J Sainsbury PLC	43,779	231,271
Jardine Lloyd Thompson Group PLC	5,092	88,289
JD Wetherspoon PLC	4,885	61,319
John Menzies PLC	4,434	50,156
John Wood Group PLC	13,468	170,535
Johnson Matthey PLC	7,045	351,945
Jupiter Fund Management PLC	14,295	92,386
Kazakhmys PLC[a,b]	8,731	47,877
Kcom Group PLC	47,898	81,270
Keller Group PLC	4,323	63,424
Kentz Corp. Ltd.	3,836	60,100
Kier Group PLC	3,580	105,651
Kingfisher PLC	82,941	420,928
Ladbrokes PLC	29,411	65,544
Laird PLC	13,053	63,710
Lancashire Holdings Ltd.	10,694	110,585
Land Securities Group PLC	25,322	445,894
Legal & General Group PLC	209,243	828,053
Lloyds Banking Group PLC[a]	2,044,879	2,563,383
London Stock Exchange Group PLC	6,436	210,581
LondonMetric Property PLC	22,255	52,978
Lonmin PLC[a]	14,175	54,612
Majestic Wine PLC[b]	7,694	51,212

108	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Man Group PLC	116,251	$233,557
Marks & Spencer Group PLC	56,434	409,884
Marston’s PLC	21,440	51,979
Mears Group PLC	8,177	64,194
Meggitt PLC	26,320	225,957
Melrose Industries PLC	41,754	185,538
Michael Page International PLC	15,224	109,879
Micro Focus International PLC	7,194	103,238
Millennium & Copthorne Hotels PLC	3,636	36,003
Mitchells & Butlers PLC[a]	10,949	69,116
Mitie Group PLC	20,042	103,203
Mondi PLC	12,218	215,146
Moneysupermarket.com Group PLC	18,035	56,543
Monitise PLC[a,b]	71,666	55,657
Morgan Advanced Materials PLC	19,375	102,712
Morgan Sindall Group PLC	4,460	60,201
N Brown Group PLC	4,513	32,892
National Express Group PLC	18,308	80,921
National Grid PLC	128,948	1,862,448
Next PLC	5,305	606,350
Northgate PLC	8,696	72,380
Ocado Group PLC[a]	19,236	109,185
Old Mutual PLC	164,279	543,055
Ophir Energy PLC[a]	17,199	62,575
Optimal Payments PLC[a]	7,535	57,628
Oxford Instruments PLC	2,443	51,969
Pace PLC	14,457	78,080
Paragon Group of Companies PLC (The)	13,923	81,026
Pearson PLC	29,090	560,375
Pennon Group PLC	15,089	207,619
Persimmon PLC	10,745	227,304
Petra Diamonds Ltd.[a]	14,397	48,564
Petrofac Ltd.	9,128	169,056
Phoenix Group Holdings[b]	8,048	95,112
Playtech Ltd.	7,641	79,272
Premier Farnell PLC	17,579	53,659
Premier Oil PLC	26,192	142,300
Primary Health Properties PLC	11,187	64,310
Provident Financial PLC	5,031	180,664
Prudential PLC	90,936	2,099,484
QinetiQ Group PLC	22,567	78,790
Quindell PLC[b]	20,075	69,480
Quintain Estates and Development PLC[a]	28,803	42,793
Randgold Resources Ltd.	3,302	285,428

Security	Shares	Value

Reckitt Benckiser Group PLC	22,842	$2,022,689
Redrow PLC	11,688	48,247
Reed Elsevier PLC	39,435	635,488
Regus PLC	29,654	87,063
Renishaw PLC	1,134	35,400
Rentokil Initial PLC	68,624	137,292
Restaurant Group PLC (The)	9,890	102,855
Rexam PLC	24,160	204,354
Rightmove PLC	4,449	170,881
Rio Tinto PLC	45,562	2,609,204
Rockhopper Exploration PLC[a]	22,191	34,374
Rolls-Royce Holdings PLC	67,420	1,183,782
Rotork PLC	3,040	142,117
Royal Bank of Scotland Group PLC[a]	87,896	527,247
Royal Dutch Shell PLC Class A	137,993	5,686,883
Royal Dutch Shell PLC Class B	88,898	3,835,459
Royal Mail PLC	21,984	154,920
RPC Group PLC	8,691	85,764
RPS Group PLC	11,052	47,674
RSA Insurance Group PLC	35,411	274,231
SABMiller PLC	34,210	1,870,163
Sage Group PLC (The)	40,332	251,329
Salamander Energy PLC[a]	17,534	33,377
Savills PLC	5,290	52,961
Schroders PLC	3,589	144,817
SDL PLC[a]	7,074	37,979
SEGRO PLC	21,231	128,287
Senior PLC	21,807	97,123
Serco Group PLC	18,147	110,816
Severn Trent PLC	7,657	250,143
Shaftesbury PLC	6,847	78,202
Shanks Group PLC	28,172	51,249
Shire PLC	21,289	1,757,933
SIG PLC	29,385	83,048
Smith & Nephew PLC	31,908	552,709
Smiths Group PLC	13,002	279,879
SOCO International PLC	6,210	45,083
Spectris PLC	4,422	142,445
Spirax-Sarco Engineering PLC	2,993	137,646
Spirent Communications PLC	35,062	60,912
Spirit Pub Co. PLC	57,552	70,930
Sports Direct International PLC[a]	9,619	108,482
SSE PLC	33,605	826,633
St James’s Place PLC	19,224	235,792
St. Modwen Properties PLC	7,547	47,233
Stagecoach Group PLC	24,209	145,382

SCHEDULES OF INVESTMENTS	109

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

Standard Chartered PLC	86,376	$1,796,608
Standard Life PLC	82,897	524,551
Stobart Group Ltd.	16,723	35,574
Synergy Health PLC	3,440	79,043
Synthomer PLC	22,187	79,786
TalkTalk Telecom Group PLC	15,606	82,863
Tate & Lyle PLC	17,460	183,941
Taylor Wimpey PLC	120,295	226,044
Telecity Group PLC	8,536	114,570
Telecom plus PLC	2,471	57,988
Tesco PLC	285,859	1,245,148
Thomas Cook Group PLC[a]	48,929	101,111
Travis Perkins PLC	8,887	251,316
Trinity Mirror PLC[a]	14,552	48,645
TUI Travel PLC	16,040	98,220
Tullett Prebon PLC	8,929	37,370
Tullow Oil PLC	32,449	399,099
UBM PLC	9,900	103,544
UDG Healthcare PLC	16,879	101,278
Ultra Electronics Holdings PLC	3,627	108,630
Unilever PLC	44,848	1,945,923
UNITE Group PLC (The)	8,697	59,702
United Utilities Group PLC	22,707	341,192
Vectura Group PLC[a]	18,978	45,177
Vedanta Resources PLC	3,736	66,292
Vesuvius PLC	11,387	89,452
Victrex PLC	2,979	80,672
Vodafone Group PLC	937,895	3,136,810
W.S. Atkins PLC	4,803	108,011
Weir Group PLC (The)	7,581	328,550
WH Smith PLC	5,223	99,820
Whitbread PLC	6,089	442,351
William Hill PLC	32,053	190,810
Wm Morrison Supermarkets PLC	77,015	219,221
Wolseley PLC	8,837	461,908
Workspace Group PLC	8,812	91,123
WPP PLC	46,144	922,394
Xaar PLC	3,280	30,429
Xchanging PLC	21,056	62,655
Xcite Energy Ltd.[a,b]	31,698	35,722

		119,967,897

TOTAL COMMON STOCKS
(Cost: $732,753,696)		772,682,424

Security	Shares	Value

INVESTMENT COMPANIES — 0.59%

RUSSIA — 0.59%
iShares MSCI Russia Capped ETF[f]	254,554	$4,691,430

		4,691,430

TOTAL INVESTMENT COMPANIES
(Cost: $5,297,214)		4,691,430

PREFERRED STOCKS — 1.47%

BRAZIL — 0.87%
AES Tiete SA	3,100	25,392
Banco Bradesco SA	71,160	1,086,918
Banco do Estado do Rio Grande do Sul SA Class B	6,300	32,085
Banco Panamericano SA	10,900	16,356
Bradespar SA	6,900	70,038
Braskem SA Class A	5,600	34,674
Centrais Eletricas Brasileiras SA Class B	7,600	36,526
Companhia Brasileira de Distribuicao	4,500	217,463
Companhia Energetica de Minas Gerais	28,502	232,328
Companhia Energetica de Sao Paulo Class B	7,800	99,587
Companhia Paranaense de Energia Class B	4,600	71,459
Gerdau SA	31,100	183,232
GOL Linhas Aereas Inteligentes SA	5,300	32,115
Itau Unibanco Holding SA	99,756	1,545,274
Itausa-Investimentos Itau SA	115,455	483,547
Lojas Americanas SA	23,300	148,588
Marcopolo SA	14,600	25,773
Metalurgica Gerdau SA	11,100	79,065
Oi SA	90,300	58,582
Petroleo Brasileiro SA	152,200	1,282,943
Randon SA Implementos e Participacoes	8,725	23,989
Suzano Papel e Celulose SA Class A	15,700	60,974
Telefonica Brasil SA	9,200	185,145
Usinas Siderurgicas de Minas Gerais SA Class A	13,800	49,027
Vale SA Class A	66,775	858,447

		6,939,527

110	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Security	Shares	Value

CHILE — 0.01%
Embotelladora Andina SA Class B	8,788	$31,049
Sociedad Quimica y Minera de Chile SA Series B	3,045	84,301

		115,350
COLOMBIA — 0.04%
Banco Davivienda SA	3,745	63,406
Bancolombia SA	11,753	181,581
Grupo Argos SA	3,447	41,613
Grupo Aval Acciones y Valores SA	3,895	2,884
Grupo de Inversiones Suramericana SA	1,136	24,014

		313,498
GERMANY — 0.38%
Bayerische Motoren Werke AG	1,861	176,841
Draegerwerk AG & Co. KGaA[b]	673	60,773
Fuchs Petrolub SE	2,887	116,270
Henkel AG & Co. KGaA	6,329	705,232
Jungheinrich AG	1,038	63,387
Porsche Automobil Holding SE	5,524	518,339
Sartorius AG	332	39,708
Volkswagen AG	5,746	1,341,967

		3,022,517
ITALY — 0.01%
Unipol Gruppo Finanziario SpA	13,947	70,912

		70,912
SOUTH KOREA — 0.16%
Hyundai Motor Co. Ltd.	1,250	203,094
Hyundai Motor Co. Ltd. Series 2	1,369	229,754
Samsung Electronics Co. Ltd.	764	797,560

		1,230,408

TOTAL PREFERRED STOCKS
(Cost: $11,079,905)		11,692,212

RIGHTS — 0.01%

INDONESIA — 0.00%
PT Bumi Resources Tbk[a]	1,812,415	157

		157
SOUTH AFRICA — 0.00%
Steinhoff International Holdings Ltd.[a]	10,477	1,564

		1,564
SOUTH KOREA — 0.00%
Hanjin Heavy Industries & Construction Co. Ltd.[a]	763	750

Security	Shares	Value

JB Financial Group Co. Ltd.[a]	3,625	$4,761

		5,511
SPAIN — 0.01%
Banco Santander SAa	404,623	84,998
Zardoya Otis SAa	5,312	3,276

		88,274

TOTAL RIGHTS
(Cost: $86,730)		95,506

SHORT-TERM INVESTMENTS — 1.22%

MONEY MARKET FUNDS — 1.22%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[f,g,h]	8,595,198	8,595,198
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[f,g,h]	536,117	536,117
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[f,g]	540,233	540,233

		9,671,548

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,671,548)		9,671,548

SCHEDULES OF INVESTMENTS	111

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2014

Value
TOTAL INVESTMENTS IN SECURITIES — 100.65%
(Cost: $758,889,093)	$798,833,120
Other Assets, Less Liabilities — (0.65)%	(5,179,154)

NET ASSETS — 100.00%	$793,653,966

CPO  —  Certificates of Participation (Ordinary)

FDR  —  Fiduciary Depositary Receipts

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Financial futures contracts purchased as of July 31, 2014 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
16	MSCI EMG MKT-Mini (Sep. 2014)	NYSE LIFFE	$843,680	$14,153

28	MSCI EAFE E-Mini (Sep. 2014)	NYSE LIFFE	2,681,280	(58,660)

Net Unrealized Depreciation				$(44,507)

See notes to financial statements.

112	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2014

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF	iShares Core MSCI Pacific ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,310,718,664	$55,020,797	$9,994,336
Affiliated (Note 2)	39,936,940	11,033	1,387

Total cost of investments	$2,350,655,604	$55,031,830	$9,995,723

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,462,989,197	$52,332,036	$10,382,056
Affiliated (Note 2)	39,936,940	11,033	1,387

Total fair value of investments	2,502,926,137	52,343,069	10,383,443
Foreign currency, at value[b]	1,506,170	54,404	934
Cash	26	—	—
Cash pledged to broker	521,000	—	—
Receivables:
Investment securities sold	100,962	—	1,448
Due from custodian (Note 4)	242,364	—	—
Dividends and interest	4,689,315	38,314	11,064

Total Assets	2,509,985,974	52,435,787	10,396,889

LIABILITIES
Payables:
Investment securities purchased	284,926	—	—
Collateral for securities on loan (Note 1)	33,961,216	—	—
Futures variation margin	226,395	—	—
Investment advisory fees (Note 2)	290,338	2,293	438

Total Liabilities	34,762,875	2,293	438

NET ASSETS	$2,475,223,099	$52,433,494	$10,396,451

Net assets consist of:
Paid-in capital	$2,326,168,370	$55,009,370	$9,994,933
Undistributed net investment income	2,242,939	125,272	13,973
Accumulated net realized loss	(5,143,253)	(11,597)	(35)
Net unrealized appreciation (depreciation)	151,955,043	(2,689,551)	387,580

NET ASSETS	$2,475,223,099	$52,433,494	$10,396,451

Shares outstanding[c]	40,700,000	1,100,000	200,000

Net asset value per share	$60.82	$47.67	$51.98

[a]	Securities on loan with values of $31,386,424, $ — and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $1,509,314, $55,026 and $944, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	113

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2014

iShares Core MSCI Total International Stock ETF (Consolidated)

ASSETS
Investments, at cost:
Unaffiliated	$743,920,331
Affiliated (Note 2)	14,968,762

Total cost of investments	$758,889,093

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$784,470,142
Affiliated (Note 2)	14,362,978

Total fair value of investments	798,833,120
Foreign currency, at value[b]	2,231,657
Cash pledged to broker	167,689
Receivables:
Investment securities sold	21,667
Dividends and interest	1,697,237

Total Assets	802,951,370

LIABILITIES
Payables:
Investment securities purchased	9,757
Collateral for securities on loan (Note 1)	9,131,315
Futures variation margin	44,507
Due to custodian	6,195
Foreign taxes (Note 1)	1,815
Investment advisory fees (Note 2)	103,815

Total Liabilities	9,297,404

NET ASSETS	$793,653,966

Net assets consist of:
Paid-in capital	$753,843,819
Undistributed net investment income	1,602,429
Accumulated net realized loss	(1,662,721)
Net unrealized appreciation	39,870,439

NET ASSETS	$793,653,966

Shares outstanding[c]	13,500,000

Net asset value per share	$58.79

[a]	Securities on loan with a value of $8,445,802. See Note 1.
[b]	Cost of foreign currency: $2,248,229.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

114	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2014

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF[a]	iShares Core MSCI Pacific ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$59,870,274	$128,934	$14,681
Interest — unaffiliated	16	—	—
Interest — affiliated (Note 2)	583	—	—
Securities lending income — affiliated (Note 2)	303,745	—	—

Total investment income	60,174,618	128,934	14,681

EXPENSES
Investment advisory fees (Note 2)	2,220,970	10,307	2,003

Total expenses	2,220,970	10,307	2,003
Less investment advisory fees waived (Note 2)	(216,209)	(6,626)	(1,288)

Net expenses	2,004,761	3,681	715

Net investment income	58,169,857	125,253	13,966

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,759,832)	(11,597)	(35)
Futures contracts	1,585,854	—	—
Foreign currency transactions	63,139	19	7

Net realized loss	(3,110,839)	(11,578)	(28)

Net change in unrealized appreciation/depreciation on:
Investments	116,938,821	(2,688,761)	387,720
Futures contracts	(321,167)	—	—
Translation of assets and liabilities in foreign currencies	(26,671)	(790)	(140)

Net change in unrealized appreciation/depreciation	116,590,983	(2,689,551)	387,580

Net realized and unrealized gain (loss)	113,480,144	(2,701,129)	387,552

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$171,650,001	$(2,575,876)	$401,518

[a]	For the period from June 10, 2014 (commencement of operations) to July 31, 2014.
[b]	Net of foreign withholding tax of $4,291,871, $6,790 and $1,461, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	115

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2014

iShares Core MSCI Total International Stock ETF (Consolidated)

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$16,673,865
Dividends — affiliated (Note 2)	26,276
Interest — unaffiliated	9
Interest — affiliated (Note 2)	356
Securities lending income — affiliated (Note 2)	90,271

16,790,777
Less: Other foreign taxes (Note 1)	(5,317)

Total investment income	16,785,460

EXPENSES
Investment advisory fees (Note 2)	744,731
Commitment fees (Note 6)	126
Interest expense (Note 6)	101

Total expenses	744,958
Less investment advisory fees waived (Note 2)	(59,058)

Net expenses	685,900

Net investment income	16,099,560

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,499,635)
Investments — affiliated (Note 2)	(233,297)
Futures contracts	365,685
Foreign currency transactions	10,530

Net realized loss	(1,356,717)

Net change in unrealized appreciation/depreciation on:
Investments	35,758,788
Futures contracts	(52,432)
Translation of assets and liabilities in foreign currencies	(27,351)

Net change in unrealized appreciation/depreciation	35,679,005

Net realized and unrealized gain	34,322,288

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,421,848

[a]	Net of foreign withholding tax of $1,412,040.

See notes to financial statements.

116	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Core MSCI EAFE ETF		iShares Core MSCI Europe ETF
	Year ended July 31, 2014	Period from October 18, 2012[a] to July 31, 2013	Period from June 10, 2014[a] to July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$58,169,857	$13,589,756	$125,253
Net realized loss	(3,110,839)	(2,013,644)	(11,578)
Net change in unrealized appreciation/depreciation	116,590,983	35,364,060	(2,689,551)

Net increase (decrease) in net assets resulting from operations	171,650,001	46,940,172	(2,575,876)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(56,878,068)	(12,657,376)	—

Total distributions to shareholders	(56,878,068)	(12,657,376)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,478,610,560	847,557,810	55,009,370

Net increase in net assets from capital share transactions	1,478,610,560	847,557,810	55,009,370

INCREASE IN NET ASSETS	1,593,382,493	881,840,606	52,433,494

NET ASSETS
Beginning of period	881,840,606	—	—

End of period	$2,475,223,099	$881,840,606	$52,433,494

Undistributed net investment income included in net assets at end of period	$2,242,939	$785,020	$125,272

SHARES ISSUED
Shares sold	24,400,000	16,300,000	1,100,000

Net increase in shares outstanding	24,400,000	16,300,000	1,100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	117

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Core MSCI Pacific ETF	iShares Core MSCI Total International Stock ETF (Consolidated)
	Period from June 10, 2014[a] to July 31, 2014	Year ended July 31, 2014	Period from October 18, 2012[a] to July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$13,966	$16,099,560	$1,917,999
Net realized loss	(28)	(1,356,717)	(279,093)
Net change in unrealized appreciation/depreciation	387,580	35,679,005	4,191,434

Net increase in net assets resulting from operations	401,518	50,421,848	5,830,340

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(14,730,104)	(1,711,937)

Total distributions to shareholders	—	(14,730,104)	(1,711,937)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,994,933	648,995,034	104,848,785

Net increase in net assets from capital share transactions	9,994,933	648,995,034	104,848,785

INCREASE IN NET ASSETS	10,396,451	684,686,778	108,967,188

NET ASSETS
Beginning of period	—	108,967,188	—

End of period	$10,396,451	$793,653,966	$108,967,188

Undistributed net investment income included in net assets at end of period	$13,973	$1,602,429	$191,959

SHARES ISSUED
Shares sold	200,000	11,400,000	2,100,000

Net increase in shares outstanding	200,000	11,400,000	2,100,000

[a]	Commencement of operations.

See notes to financial statements.

118	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Core MSCI EAFE ETF

	Year ended Jul. 31, 2014	Period from Oct. 18, 2012[a] to Jul. 31, 2013
Net asset value, beginning of period	$54.10	$48.62

Income from investment operations:
Net investment income[b]	2.21	1.51
Net realized and unrealized gain[c]	6.22	4.92

Total from investment operations	8.43	6.43

Less distributions from:
Net investment income	(1.71)	(0.95)

Total distributions	(1.71)	(0.95)

Net asset value, end of period	$60.82	$54.10

Total return	15.62%	13.34%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,475,223	$881,841
Ratio of expenses to average net assets[e]	0.13%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.14%	0.14%
Ratio of net investment income to average net assets[e]	3.67%	3.63%
Portfolio turnover rate[f]	3%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
f	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	119

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Core MSCI Europe ETF

Period from Jun. 10, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$50.07

Income from investment operations:
Net investment income[b]	0.12
Net realized and unrealized loss[c]	(2.52)

Total from investment operations	(2.40)

Net asset value, end of period	$47.67

Total return	(4.79)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$52,433
Ratio of expenses to average net assets[e]	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.14%
Ratio of net investment income to average net assets[e]	1.70%
Portfolio turnover rate[f]	0%[g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Rounds to less than 1%.

See notes to financial statements.

120	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Core MSCI Pacific ETF

Period from Jun. 10, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$49.97

Income from investment operations:
Net investment income[b]	0.07
Net realized and unrealized gain[c]	1.94

Total from investment operations	2.01

Net asset value, end of period	$51.98

Total return	4.02%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,396
Ratio of expenses to average net assets[e]	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.14%
Ratio of net investment income to average net assets[e]	0.98%
Portfolio turnover rate[f]	0%[g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	121

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Core MSCI Total International Stock ETF (Consolidated)

	Year ended Jul. 31, 2014	Period from Oct. 18, 2012[a] to Jul. 31, 2013
Net asset value, beginning of period	$51.89	$49.15

Income from investment operations:
Net investment income[b]	1.99	1.22
Net realized and unrealized gain[c]	6.20	2.57

Total from investment operations	8.19	3.79

Less distributions from:
Net investment income	(1.29)	(1.05)

Total distributions	(1.29)	(1.05)

Net asset value, end of period	$58.79	$51.89

Total return	15.82%	7.81%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$793,654	$108,967
Ratio of expenses to average net assets[e]	0.15%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.16%	0.16%
Ratio of net investment income to average net assets[e]	3.46%	3.03%
Portfolio turnover rate[f]	4%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the year ended July 31,2014 and the period ended July 31, 2013, were 4% and 5%, respectively. See Note 4.

See notes to financial statements.

122	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core MSCI EAFE	Diversified
Core MSCI Europe[a]	Diversified
Core MSCI Pacific[a]	Diversified
Core MSCI Total International Stock	Non-diversified

[a]	The Fund commenced operations on June 10, 2014.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

The iShares Core MSCI Total International Stock ETF carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (the“Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for the Fund include the accounts of its Subsidiary.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

NOTES TO FINANCIAL STATEMENTS	123

Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for

124	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Core MSCI EAFE
Assets:
Common Stocks	$2,447,896,216	$877,144	$1	$2,448,773,361
Preferred Stocks	13,815,675	—	—	13,815,675
Rights	—	400,161	—	400,161
Money Market Funds	39,936,940	—	—	39,936,940

	$2,501,648,831	$1,277,305	$1	$2,502,926,137

Liabilities:
Future Contracts[a]	$(280,203)	$—	$—	$(280,203)

Core MSCI Europe
Assets:
Common Stocks	$51,871,446	$—	$—	$51,871,446
Preferred Stocks	446,941	—	—	446,941
Rights	—	13,649	—	13,649
Money Market Funds	11,033	—	—	11,033

	$52,329,420	$13,649	$—	$52,343,069

Core MSCI Pacific
Assets:
Common Stocks	$10,378,139	$3,917	$—	$10,382,056
Money Market Funds	1,387	—	—	1,387

	$10,379,526	$3,917	$—	$10,383,443

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Core MSCI Total International Stock
Assets:
Common Stocks	$772,312,179	$348,181	$22,064	$772,682,424
Investment Companies	4,691,430	—	—	4,691,430
Preferred Stocks	11,692,212	—	—	11,692,212
Rights	157	95,349	—	95,506
Money Market Funds	9,671,548	—	—	9,671,548
Future Contracts[a]	14,153	—	—	14,153

	$798,381,679	$443,530	$22,064	$798,847,273

Liabilities:
Future Contracts[a]	$(58,660)	$—	$—	$(58,660)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2014 are reflected in dividends receivable. Dividend income and capital gain distributions from the Underlying Funds, if any, are recognized on the ex-dividend date. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

126	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The iShares Core MSCI Total International Stock ETF conducts its investment activities in India through the Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”). In order to be eligible to claim benefits under the DTAA, the Subsidiary must satisfy certain conditions, including the establishment and maintenance of valid tax residence in Mauritius. The Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Fund and are disclosed in the consolidated statement of operations. Further, the Subsidiary is not subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by the Subsidiary to the Fund will also be exempt from tax in Mauritius. The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA.

As a result of legislative changes enacted by the 2012 India Finance Act (“the Act”) and its general anti-avoidance rules (“GAAR”), which are effective April 1, 2013 but have been proposed to be deferred until April 1, 2016, the Subsidiary’s ability to leverage the treaty between Mauritius and India may be adversely impacted, and therefore the Fund may be subject to taxes on capital gains and/or dividends realized on Indian securities. The Act also includes provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive guidance on the legislative changes is available, the impact to the iShares Core MSCI Total International Stock ETF, if any, cannot be determined at this time.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements (Continued)

iSHARES® TRUST

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of July 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core MSCI EAFE	$31,386,424	$31,386,424	$—
Core MSCI Total International Stock	8,445,802	8,445,802	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

With respect to the iShares Core MSCI Total International Stock ETF, the Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

128	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core MSCI EAFE	0.14%
Core MSCI Europe	0.14
Core MSCI Pacific	0.14
Core MSCI Total International Stock	0.16

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares Core MSCI Total International Stock ETF through November 30, 2015 in an amount equal to the Fund’s pro rata share of the fees and expenses attributable to the Fund’s investments in other iShares funds. In association with this agreement, for the period ended July 31, 2014, BFA waived its investment advisory fees for the iShares Core MSCI Total International Stock ETF in the amount of $21,657.

BFA has voluntarily waived a portion of its investment advisory fees for the iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF, iShares Core MSCI Pacific ETF, and iShares Core MSCI Total International Stock ETF in the amount of $216,209, $6,626, $1,288, and $37,401, respectively.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 75% of securities lending income (commencing January 1, 2015 the amount each Fund will retain is expected to change to 70% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

For the period ended July 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
Core MSCI EAFE	$119,549
Core MSCI Total International Stock	33,260

In addition, commencing the business day following a “Hurdle Date” (the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements (Continued)

iSHARES® TRUST

year 2013) and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 80% of securities lending income (for any Hurdle Date after January 1, 2015, each Fund will retain 75% of securities lending income) and (ii) these amounts can never be less than 65% of the total of securities lending income plus the collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the period ended July 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares Core MSCI Total International Stock ETF, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the period ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Period	Shares Purchased	Shares Sold	Shares Held at End of Period	Value at End of Period	Dividend Income	Net Realized Gain (Loss)
Core MSCI Total International Stock
iShares MSCI Chile Capped ETF	6,444	9,275	(15,719)	—	$—	$773	$(233,297)
iShares MSCI Russia Capped ETF	47,941	206,613	—	254,554	4,691,430	25,503	—

					$4,691,430	$26,276	$(233,297)

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended July 31, 2014 were as follows:

iShares ETF	Purchases	Sales
Core MSCI EAFE	$1,238,036,548	$49,793,483
Core MSCI Europe	469,430	30,745
Core MSCI Pacific	10,903	1,465
Core MSCI Total International Stock	540,048,850	19,708,984

130	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the period ended July 31, 2014 were as follows:

iShares ETF	In-kind Purchases
Core MSCI EAFE	$283,857,534
Core MSCI Europe	54,593,709
Core MSCI Pacific	9,984,933
Core MSCI Total International Stock	126,582,633

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FINANCIAL FUTURES CONTRACTS

Each Fund may purchase or sell financial futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO FINANCIAL STATEMENTS	131

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the value of futures contracts held by the Funds as of July 31, 2014 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Liabilities
	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF
Equity contracts:
Variation margin / Net assets consist of – net unrealized depreciation[a]	$280,203	$44,507

[a]	Represents cumulative depreciation of futures contracts as reported in the schedules of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities for the iShares Core MSCI EAFE ETF.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Funds during the period ended July 31, 2014 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF
Equity contracts:
Futures contracts	$1,585,854	$365,685

	Net Change in Unrealized Appreciation/Depreciation
	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF
Equity contracts:
Futures contracts	$(321,167)	$(52,432)

The following table shows the average quarter-end balances of open futures contracts for the period ended July 31, 2014:

	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF
Average number of contracts purchased	90	29
Average value of contracts purchased	$8,460,856	$2,257,206

132	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The United States and the European Union have imposed economic sanctions on certain Russian individuals and corporate entities which include prohibitions on transacting in or dealing in new debt or new equity of certain Russian issuers. Securities held by the iShares Core MSCI Total International Stock ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The United States or the European Union could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Sanctions may now, or in the future, result in retaliatory measures by Russia, including the immediate freeze of Russian assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements (Continued)

iSHARES® TRUST

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2014, attributable to passive foreign investment companies and foreign currency transactions were reclassified to the following accounts:

iShares ETF	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core MSCI EAFE	$166,130	$(166,130)
Core MSCI Europe	19	(19)
Core MSCI Pacific	7	(7)
Core MSCI Total International Stock	41,014	(41,014)

The tax character of distributions paid during the periods ended July 31, 2014 and July 31, 2013 was as follows:

iShares ETF	2014	2013
Core MSCI EAFE
Ordinary income	$56,878,068	$12,657,376

Core MSCI Total International Stock
Ordinary income	$14,730,104	$1,711,937

134	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Core MSCI EAFE	$7,392,268	$(1,023,149)	$144,688,319	$(2,002,709)	$149,054,729
Core MSCI Europe	125,681	(11,562)	(2,689,995)	—	(2,575,876)
Core MSCI Pacific	31,639	(32)	369,911	—	401,518
Core MSCI Total International Stock	3,022,924	(175,651)	37,627,222	(664,348)	39,810,147

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2014, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Core MSCI EAFE	$1,023,149
Core MSCI Europe	11,562
Core MSCI Pacific	32
Core MSCI Total International Stock	175,651

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core MSCI EAFE	$2,358,202,531	$195,948,385	$(51,224,779)	$144,723,606
Core MSCI Europe	55,032,274	497,093	(3,186,298)	(2,689,205)
Core MSCI Pacific	10,013,392	453,574	(83,523)	370,051
Core MSCI Total International Stock	761,176,817	58,912,810	(21,256,507)	37,656,303

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	135

Notes to Financial Statements (Continued)

iSHARES® TRUST

8.	LINE OF CREDIT

The iShares Core MSCI Total International Stock ETF, along with certain other iShares funds, is a party a $150 million credit agreement with State Street Bank and Trust Company, which expires October 28, 2015. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the period ended July 31, 2014, the iShares Core MSCI Total International Stock ETF maximum amount borrowed, the average borrowings and the weighted average interest rate under the credit agreement were $280,000, $8,575 and 1.16%, respectively.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

136	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF, iShares Core MSCI Pacific ETF and iShares Core MSCI Total International Stock ETF and its subsidiary (the “Funds”) at July 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and consolidated financial highlights for iShares Core MSCI Total International Stock ETF) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	137

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal period ended July 31, 2014 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
Core MSCI EAFE	9.82%
Core MSCI Total International Stock	9.48

For the fiscal period ended July 31, 2014, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core MSCI EAFE	$58,037,764	$4,286,307
Core MSCI Europe	135,724	6,790
Core MSCI Pacific	16,142	1,241
Core MSCI Total International Stock	16,436,788	1,413,915

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal period ended July 31, 2014:

iShares ETF	Qualified Dividend Income
Core MSCI EAFE	$58,096,804
Core MSCI Europe	105,364
Core MSCI Pacific	6,589
Core MSCI Total International Stock	15,046,897

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

138	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I.    iShares Core MSCI EAFE ETF and iShares Core MSCI Total International Stock ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were lower than the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	139

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential

140	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board further noted management’s assertion that future economies of scale for each Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	141

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II.    iShares Core MSCI Europe ETF and iShares Core MSCI Pacific ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on March 18-19, 2014, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process.

In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including any proposed advisory fees, waivers/reimbursements, and gross and net total expenses of the Funds in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Funds’ applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included, in part, mutual funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by an “at cost” service provider), as applicable. In support of its review of the statistical information, the Board was provided with a general description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted

142	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

that due to the limitations in identifying comparable funds in the Lipper Group, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the proposed investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in the Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fees and expense levels of the Funds supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board noted that BFA is an indirect wholly-owned subsidiary of BlackRock. The Board acknowledged that additional resources to support iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as risk management, investor education, product management, customized portfolio consulting support, and capital markets support. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Funds would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment and risk management processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Funds and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Funds to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Funds since the proposed relationships had not yet commenced. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following each Fund’s launch and will thus be in a position to evaluate whether, following the expiration of the Advisory Contract’s initial two-year term, any adjustments in the Funds’ fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board further noted management’s assertion that future economies of scale for each Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	143

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually following an initial two-year period, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board considered certain information received at previous meetings regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts that track the same underlying indexes as the Funds. The Board further noted that BFA previously provided the Board with detailed information regarding how Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive, services provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for investment companies, including the Funds, were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Funds by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally would not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Funds’ securities lending agent, and its affiliates, in the event of any lending of the Funds’ securities. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Funds and their shareholders to approve the Advisory Contract.

144	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core MSCI EAFE	$1.708319	$—	$—	$1.708319	100%	—%	—%	100%
Core MSCI Total International Stock	1.286445	—	—	1.286445	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	145

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core MSCI EAFE ETF

Period Covered: January 1, 2013 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.27%
Greater than 1.5% and Less than 2.0%	3	0.80
Greater than 1.0% and Less than 1.5%	17	4.52
Greater than 0.5% and Less than 1.0%	116	30.85
Between 0.5% and –0.5%	222	59.04
Less than –0.5% and Greater than –1.0%	13	3.46
Less than –1.0% and Greater than –1.5%	2	0.53
Less than –1.5% and Greater than –2.0%	2	0.53

	376	100.00%

iShares Core MSCI Total International Stock ETF

Period Covered: January 1, 2013 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.27%
Greater than 1.5% and Less than 2.0%	2	0.53
Greater than 1.0% and Less than 1.5%	19	5.05
Greater than 0.5% and Less than 1.0%	148	39.36
Between 0.5% and –0.5%	194	51.59
Less than –0.5% and Greater than –1.0%	8	2.13
Less than –1.0% and Greater than –1.5%	3	0.80
Less than –1.5% and Greater than –2.0%	1	0.27

	376	100.00%

146	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 311 funds (as of July 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (43)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	147

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

148	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	149

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

150	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-710-0714

JULY 31, 2014

2014 ANNUAL REPORT

iShares Trust

➢	iShares MSCI USA Momentum Factor ETF | MTUM | NYSE Arca
➢	iShares MSCI USA Quality Factor ETF | QUAL | NYSE Arca
➢	iShares MSCI USA Size Factor ETF | SIZE | NYSE Arca
➢	iShares MSCI USA Value Factor ETF | VLUE | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. DOMESTIC MARKET OVERVIEW

U.S. equities experienced strong performance during the 12-month period ended July 31, 2014 (the “reporting period”), as modest economic growth and solid corporate profits offset concerns about global growth, the banking system and geopolitical events. Clarification of the U.S. Federal Reserve Bank’s (the “Fed’s”) monetary support and improving economic growth led to a sustained rally in U.S. equities from September 2013 to December 2013. However, events in early 2014 dampened the rally, as slow economic growth in the U.S. and China, the Fed’s less accommodative monetary policy and political tension in Ukraine raised concerns for investors. Investors were also reminded of lingering issues in the banking system, as a Portuguese bank failed and Argentina defaulted on certain of its government-issued debt. When these credit issues flared up in July 2014, stocks declined from all-time highs for many U.S. equity indexes.

The Fed’s monetary policy continued to be a driving force in the U.S. equity market’s performance. In September 2013, the Fed clarified its intention to maintain the policy of monthly purchases of $85 billion in U.S. Treasury and mortgage bonds. U.S. economic growth also improved, increasing at a 3.3% annualized pace from July 2013 to December 2013. The Fed’s commitment to economic stimulus and better economic growth calmed markets, leading to a strong rally in global markets that lasted through the end of 2013.

In January 2014, the Fed made a highly anticipated policy shift, reducing its bond purchases by $10 billion per month. Subsequently, equities declined, as the Fed’s policy shift coincided with slower manufacturing and industrial production growth in the U.S. and China. In March 2014, the Fed provided some reassurance to markets when it eliminated the 6.5% unemployment target in favor of a broader definition of economic stability while maintaining the 2% inflation target. For the remainder of the reporting period, the Fed continued to trim bond purchases, while noting improvement in labor markets and modestly rising inflation.

U.S. economic data continued to demonstrate a moderate economic recovery for most of the reporting period. However, the U.S. economy abruptly declined during the first calendar quarter of 2014, raising fears about the fragility of the recovery. Unusually cold weather on the East Coast combined with slow global growth brought the economy to a standstill until warmer weather helped contribute to improving economic growth in the spring and summer of 2014.

The inflation rate fluctuated between approximately 1-2% during most of the reporting period, although inflation rose during the second half of the reporting period to 2.1% in June 2014. The unemployment rate fell to 6.2% in July 2014, declining by more than one percentage point during the reporting period. Housing prices continued to recover, lifted by low mortgage rates and job growth. U.S. corporations were the strongest segment of the economy, as profit growth remained robust. Credit conditions also eased, as the improving balance sheets of companies and consumers increased access to low-cost borrowing.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI USA MOMENTUM FACTOR ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.54%	16.41%	16.74%	16.54%	16.41%	16.74%
Since Inception	17.46%	17.47%	17.68%	23.13%	23.15%	23.34%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,072.10	$0.77	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA MOMENTUM FACTOR ETF

The iShares MSCI USA Momentum Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks exhibiting relatively higher price momentum, as represented by the MSCI USA Momentum Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 16.54%, net of fees, while the total return for the Index was 16.74%.

The Index posted solid performance for the reporting period. During the reporting period, the Index tended to outperform the broader market during rising markets while underperforming when the broader market declined. The stock market established a rising trend in the relatively low volatility environment, which generally benefited Index performance. However, the year also included a couple of rapid, short-term losses during the second half of the reporting period, which limited Index performance.

The momentum factor was attracted to the health care sector for its positive performance trend, leading to a 28% average weight in the health care sector during the reporting period. The Index’s health care constituents advanced on improving business activity, as many companies continued to adapt to the rapidly changing competitive environment. The information technology sector was another relatively large contributor to Index performance. Information technology stocks continued to benefit from innovations including the rapid growth in mobile technology, the continuing development of the internet and cloud computing. Some of the largest technology companies posted strong returns, as consumer spending on technology offset slow business spending. Relatively small allocations to the materials and telecommunication services sectors also delivered positive results.

Consumer-oriented sectors posted positive performance while lagging other sectors in the Index. Similarly, the financials and industrials sectors delivered modest returns, as relatively slow growth continued to weigh on these economically sensitive sectors.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Health Care	28.44%
Industrials	15.54
Information Technology	14.99
Financials	11.24
Consumer Discretionary	8.74
Consumer Staples	6.41
Energy	5.42
Materials	4.78
Utilities	3.87
Telecommunication Services	0.57

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

Facebook Inc. Class A	5.61%
Wells Fargo & Co.	4.99
Merck & Co. Inc.	4.86
Johnson & Johnson	4.79
Berkshire Hathaway Inc. Class B	3.19
Gilead Sciences Inc.	3.06
Actavis PLC	2.68
Union Pacific Corp.	2.61
CVS Caremark Corp.	2.49
Allergan Inc.	2.34

TOTAL	36.62%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI USA QUALITY FACTOR ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.76%	16.74%	16.99%	16.76%	16.74%	16.99%
Since Inception	16.13%	16.21%	16.42%	16.90%	16.98%	17.14%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/16/13. The first day of secondary market trading was 7/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,072.90	$0.77	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA QUALITY FACTOR ETF

The iShares MSCI USA Quality Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with quality characteristics as identified through certain fundamental metrics, as represented by the MSCI USA Quality Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 16.76%, net of fees, while the total return for the Index was 16.99%.

The Index posted solid performance for the reporting period. The Index performed in line with the broader market, while generally following the broader market’s contours during the reporting period.

The information technology sector was the leading contributor to Index performance. Several large technology bellwethers displayed attractive quality characteristics, which led to a 36% weighting in the information technology sector on average during the reporting period. Information technology stocks contributed approximately half of the Index’s total return, as consumer spending on technology offset slow business spending. The health care sector was also a strong contributor to performance, as many health care companies continued to grow while adapting to the Affordable Care Act. In addition, the U.S. economy’s steady manufacturing expansion helped the industrials and materials sectors deliver solid positive returns during the reporting period.

Consumer-oriented stocks posted muted returns during the reporting period, as retail sales declined sharply during the unusually cold winter. Consumer spending bounced back during the second half of the reporting period due to improving weather and steady job growth. The energy sector also posted a modest return for the Index, as energy stocks within the Index generally underperformed broader domestic energy stocks as a whole.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Information Technology	35.73%
Consumer Discretionary	19.51
Health Care	15.27
Industrials	11.80
Energy	6.09
Consumer Staples	5.28
Materials	3.76
Financials	2.56

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

Apple Inc.	5.41%
Microsoft Corp.	5.32
Johnson & Johnson	4.88
Exxon Mobil Corp.	4.80
International Business Machines Corp.	4.63
Oracle Corp.	3.08
Gilead Sciences Inc.	3.03
Home Depot Inc. (The)	2.76
Google Inc. Class C	2.63
Google Inc. Class A	2.62

TOTAL	39.16%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI USA SIZE FACTOR ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.31%	14.33%	14.52%	14.31%	14.33%	14.52%
Since Inception	16.56%	16.56%	16.82%	21.91%	21.91%	22.19%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,083.40	$0.77	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

The iShares MSCI USA Size Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with relatively smaller average market capitalization, as represented by the MSCI USA Risk Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 14.31%, net of fees, while the total return for the Index was 14.52%.

The Index posted solid performance for the reporting period, but trailed the broader equity market. Over the reporting period, market volatility neared record lows, resulting in stronger performance among higher risk stocks versus lower risk stocks. This affected the relative performance of the Index due to its tendency to have a bias towards lower risk and lower size stocks than a standard index.

All ten of the Index’s economic sectors posted positive returns during the reporting period. The health care sector, which was the largest contributor to Index performance, advanced on improving business activity, as many companies continued to adapt to the rapidly changing competitive environment due to the Affordable Care Act. The information technology sector was another relatively large contributor to Index performance. Information technology stocks continued to benefit from innovation, including the rapid growth in mobile technology and social media, the continuing development of the internet and cloud computing. In addition, the U.S. economy’s steady manufacturing expansion helped the industrials sector deliver a solid contribution during the reporting period. The energy sector also performed well, as energy companies rose amid rising U.S. production and modest increases in the prices of oil and natural gas.

Consumer-oriented sectors, which accounted for approximately 25% of the Index on average, posted positive performance while lagging most other sectors in the Index. Similarly, the financials sector posted modest returns, as relatively moderate economic growth restrained financial activity. The utilities sector also lagged, reflecting investors’ preference for stocks with more exposure to the broad economy during times of economic growth.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Financials	19.37%
Consumer Discretionary	13.20
Consumer Staples	11.75
Utilities	11.61
Industrials	11.08
Health Care	10.77
Information Technology	10.41
Energy	5.49
Materials	4.81
Telecommunication Services	1.51

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

PepsiCo Inc.	0.59%
Johnson & Johnson	0.55
General Mills Inc.	0.52
Southern Co. (The)	0.51
Consolidated Edison Inc.	0.49
Duke Energy Corp.	0.49
McDonald’s Corp.	0.47
SCANA Corp.	0.47
Xcel Energy Inc.	0.46
PPL Corp.	0.46

TOTAL	5.01%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI USA VALUE FACTOR ETF

Performance as of July 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.47%	16.48%	16.68%	16.47%	16.48%	16.68%
Since Inception	20.40%	20.41%	20.69%	27.13%	27.15%	27.43%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Beginning Account Value (2/1/14)	Ending Account Value (7/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,099.60	$0.78	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

The iShares MSCI USA Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with value characteristics and relatively lower valuations, as represented by the MSCI USA Value Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2014, the total return for the Fund was 16.47%, net of fees, while the total return for the Index was 16.68%.

The Index posted solid performance for the reporting period, in line with the broader market, while following the broader market’s contours during the reporting period.

Every sector of the Index posted a positive return during the reporting period. The information technology sector was the strongest contributor to performance. Information technology stocks performed very well, as consumer spending on technology offset slow business spending. The energy sector also posted solid results, as energy companies rallied amid rising U.S. production and modest increases in the price of oil and natural gas. The health care sector was another notable contributor to Index performance, as health care stocks gained despite a changing competitive landscape. The industrials and materials sectors also delivered solid contributions during the reporting period, as manufacturing activity continued to expand.

The financials sector, the largest sector in the Index at 21% on average, posted a positive return while lagging many of the other sectors in the Index as many financial companies exhibited attractive valuation characteristics. Consumer-oriented stocks also posted modest returns during the reporting period, as retail sales declined sharply during the unusually cold winter. Consumer spending bounced back during the second half of the reporting period, resulting from improving weather and steady job growth. The telecommunication services and utilities sectors also trailed the broader market, although each of these sectors represented less than 5% of the Index on average during the period.

PORTFOLIO ALLOCATION

As of 7/31/14

Sector	Percentage of Total Investments*

Financials	21.54%
Information Technology	15.30
Energy	14.01
Consumer Discretionary	11.67
Health Care	10.19
Industrials	9.12
Consumer Staples	8.40
Utilities	3.68
Materials	3.32
Telecommunication Services	2.77

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/14

Security	Percentage of Total Investments*

Exxon Mobil Corp.	3.54%
Apple Inc.	2.63
Chevron Corp.	2.49
J.P. Morgan Chase & Co.	2.34
Wells Fargo & Co.	2.04
Citigroup Inc.	1.75
Microsoft Corp.	1.55
Bank of America Corp.	1.54
General Electric Co.	1.49
AT&T Inc.	1.36

TOTAL	20.73%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2014 and held through July 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA MOMENTUM FACTOR ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.94%

AEROSPACE & DEFENSE — 6.32%
B/E Aerospace Inc.[a]	5,759	$490,321
General Dynamics Corp.	34,256	4,000,073
L-3 Communications Holdings Inc.	7,679	805,988
Lockheed Martin Corp.	39,552	6,603,997
Northrop Grumman Corp.	21,275	2,622,569
Raytheon Co.	34,841	3,162,518
Textron Inc.	26,126	950,203
TransDigm Group Inc.	4,335	727,933

		19,363,602
AIR FREIGHT & LOGISTICS — 0.84%
FedEx Corp.	17,455	2,563,790

		2,563,790
AIRLINES — 0.75%
American Airlines Group Inc.	17,624	684,692
Delta Air Lines Inc.	24,695	925,075
Southwest Airlines Co.	24,714	698,912

		2,308,679
AUTO COMPONENTS — 0.80%
BorgWarner Inc.	18,010	1,121,123
Delphi Automotive PLC	20,150	1,346,020

		2,467,143
AUTOMOBILES — 0.91%
Tesla Motors Inc.[a]	12,483	2,787,454

		2,787,454
BEVERAGES — 0.63%
Brown-Forman Corp. Class B NVS	11,909	1,031,915
Constellation Brands Inc. Class Aa	10,721	892,630

		1,924,545
BIOTECHNOLOGY — 5.46%
Alexion Pharmaceuticals Inc.[a]	16,613	2,641,301
Biogen Idec Inc.[a]	14,124	4,722,924
Gilead Sciences Inc.[a]	102,358	9,370,875

		16,735,100
CAPITAL MARKETS — 1.64%
Ameriprise Financial Inc.	12,435	1,487,226
Charles Schwab Corp. (The)	86,139	2,390,357
Legg Mason Inc.	8,115	385,057
TD Ameritrade Holding Corp.	23,310	748,717

		5,011,357

Security	Shares	Value

CHEMICALS — 3.63%
Air Products and Chemicals Inc.	13,155	$1,735,802
Dow Chemical Co. (The)	95,771	4,891,025
International Flavors & Fragrances Inc.	6,681	674,714
LyondellBasell Industries NV Class A	32,543	3,457,694
Westlake Chemical Corp.	4,039	352,968

		11,112,203
COMMERCIAL BANKS — 4.99%
Wells Fargo & Co.	300,254	15,282,929

		15,282,929
COMMUNICATIONS EQUIPMENT — 0.22%
Harris Corp.	10,067	687,274

		687,274
COMPUTERS & PERIPHERALS — 2.84%
Hewlett-Packard Co.	159,074	5,664,625
SanDisk Corp.	15,884	1,456,722
Western Digital Corp.	15,991	1,596,381

		8,717,728
CONSTRUCTION MATERIALS — 0.16%
Martin Marietta Materials Inc.	3,940	489,466

		489,466
CONTAINERS & PACKAGING — 0.34%
Ball Corp.	9,969	610,701
Sealed Air Corp.	13,590	436,511

		1,047,212
DIVERSIFIED FINANCIAL SERVICES — 3.19%
Berkshire Hathaway Inc. Class Ba	77,897	9,770,621

		9,770,621
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.43%
Frontier Communications Corp.	76,913	503,780
Level 3 Communications Inc.[a]	18,821	827,748

		1,331,528
ELECTRIC UTILITIES — 1.53%
NextEra Energy Inc.	39,864	3,742,831
Pepco Holdings Inc.	35,825	961,901

		4,704,732
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.84%
Corning Inc.	101,030	1,985,240
Trimble Navigation Ltd.[a]	19,530	603,477

		2,588,717

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI USA MOMENTUM FACTOR ETF

July 31, 2014

Security	Shares	Value

ENERGY EQUIPMENT & SERVICES — 0.98%
Helmerich & Payne Inc.	11,317	$1,202,545
Nabors Industries Ltd.	21,890	594,532
Weatherford International Ltd.[a]	54,063	1,209,389

		3,006,466
FOOD & STAPLES RETAILING — 4.56%
CVS Caremark Corp.	99,896	7,628,059
Kroger Co. (The)	33,611	1,646,267
Safeway Inc.	16,361	563,800
Walgreen Co.	60,273	4,144,974

		13,983,100
FOOD PRODUCTS — 0.66%
Hormel Foods Corp.	7,960	360,269
Tyson Foods Inc. Class A	44,309	1,648,738

		2,009,007
HEALTH CARE EQUIPMENT & SUPPLIES — 1.44%
Becton, Dickinson and Co.	10,802	1,255,624
Boston Scientific Corp.[a]	98,167	1,254,574
C.R. Bard Inc.	4,290	640,197
St. Jude Medical Inc.	19,515	1,272,183

		4,422,578
HEALTH CARE PROVIDERS & SERVICES — 3.86%
Cardinal Health Inc.	39,422	2,824,586
DaVita HealthCare Partners Inc.[a]	11,973	843,378
Humana Inc.	11,695	1,375,917
McKesson Corp.	21,940	4,209,409
Omnicare Inc.	5,416	338,500
WellPoint Inc.	20,420	2,242,320

		11,834,110
HOTELS, RESTAURANTS & LEISURE — 0.72%
Marriott International Inc. Class A	20,409	1,320,666
MGM Resorts International[a]	32,941	884,137

		2,204,803
HOUSEHOLD DURABLES — 0.22%
Garmin Ltd.	12,343	679,359

		679,359
INDUSTRIAL CONGLOMERATES — 2.14%
3M Co.	46,661	6,574,068

		6,574,068
INSURANCE — 1.43%
Aon PLC	19,419	1,638,187
Assurant Inc.	5,856	371,036
Marsh & McLennan Companies Inc.	37,231	1,890,218

Security	Shares	Value

Torchmark Corp.	9,024	$475,926

		4,375,367
INTERNET & CATALOG RETAIL — 1.47%
Priceline Group Inc. (The)[a]	3,619	4,496,427

		4,496,427
INTERNET SOFTWARE & SERVICES — 6.21%
Facebook Inc. Class Aa	236,634	17,191,460
Yahoo! Inc.[a]	51,602	1,847,868

		19,039,328
IT SERVICES — 1.43%
Alliance Data Systems Corp.[a]	2,829	742,018
Fidelity National Information Services Inc.	16,610	936,804
Fiserv Inc.[a]	21,424	1,321,218
Total System Services Inc.	10,263	328,416
Xerox Corp.	80,291	1,064,659

		4,393,115
LEISURE EQUIPMENT & PRODUCTS — 0.16%
Polaris Industries Inc.	3,344	493,374

		493,374
LIFE SCIENCES TOOLS & SERVICES — 1.99%
Illumina Inc.[a]	12,991	2,077,391
Thermo Fisher Scientific Inc.	33,087	4,020,070

		6,097,461
MACHINERY — 2.08%
Caterpillar Inc.	43,242	4,356,632
Dover Corp.	12,282	1,053,304
Parker Hannifin Corp.	8,442	970,408

		6,380,344
MEDIA — 2.72%
DIRECTV[a]	45,275	3,895,914
DISH Network Corp. Class Aa	15,003	928,085
Time Warner Cable Inc.	24,228	3,515,483

		8,339,482
METALS & MINING — 0.65%
Alcoa Inc.	120,716	1,978,535

		1,978,535
MULTI-UTILITIES — 2.33%
Dominion Resources Inc.	43,883	2,968,246
MDU Resources Group Inc.	17,652	556,215
NiSource Inc.	23,226	875,156
Public Service Enterprise Group Inc.	39,397	1,385,592
Sempra Energy	13,709	1,366,924

		7,152,133

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA MOMENTUM FACTOR ETF

July 31, 2014

Security	Shares	Value

MULTILINE RETAIL — 0.49%
Macy’s Inc.	25,966	$1,500,575

		1,500,575
OIL, GAS & CONSUMABLE FUELS — 4.44%
Cimarex Energy Co.	4,808	668,408
Continental Resources Inc.[a]	3,389	497,437
Energen Corp.	3,919	319,908
EOG Resources Inc.	38,588	4,223,071
EQT Corp.	12,387	1,162,148
ONEOK Inc.	20,565	1,325,003
Phillips 66	39,814	3,229,314
Valero Energy Corp.	42,922	2,180,438

		13,605,727
PHARMACEUTICALS — 15.67%
Actavis PLC[a]	38,249	8,195,231
Allergan Inc.	43,207	7,166,313
Endo International PLC[a]	14,384	964,879
Johnson & Johnson	146,638	14,676,997
Merck & Co. Inc.	262,508	14,894,704
Mylan Inc.[a]	43,276	2,136,536

		48,034,660
PROFESSIONAL SERVICES — 0.53%
Nielsen NV	26,283	1,211,909
Towers Watson & Co. Class A	3,987	406,754

		1,618,663
ROAD & RAIL — 2.61%
Union Pacific Corp.	81,375	7,999,976

		7,999,976
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.27%
Avago Technologies Ltd.	31,932	2,215,442
Marvell Technology Group Ltd.	27,179	362,568
Micron Technology Inc.[a]	142,909	4,365,870

		6,943,880
SOFTWARE — 1.16%
Activision Blizzard Inc.	34,365	769,089
Adobe Systems Inc.[a]	31,950	2,208,064
Electronic Arts Inc.[a]	16,901	567,874

		3,545,027
SPECIALTY RETAIL — 1.24%
Advance Auto Parts Inc.	5,259	636,918
AutoZone Inc.[a]	3,544	1,832,354
O’Reilly Automotive Inc.[a]	8,788	1,318,200

		3,787,472

Security	Shares	Value

TOBACCO — 0.56%
Lorillard Inc.	28,611	$1,730,393

		1,730,393
TRADING COMPANIES & DISTRIBUTORS — 0.26%
United Rentals Inc.[a]	7,519	796,262

		796,262
WIRELESS TELECOMMUNICATION SERVICES — 0.14%
T-Mobile US Inc.[a]	12,632	416,098

		416,098

TOTAL COMMON STOCKS
(Cost: $287,165,965)		306,331,870

SHORT-TERM INVESTMENTS — 0.09%

MONEY MARKET FUNDS — 0.09%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	279,953	279,953

		279,953

TOTAL SHORT-TERM INVESTMENTS
(Cost: $279,953)		279,953

TOTAL INVESTMENTS IN SECURITIES — 100.03%
(Cost: $287,445,918)		306,611,823
Other Assets, Less Liabilities — (0.03)%		(85,994)

NET ASSETS — 100.00%		$306,525,829

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments

iSHARES® MSCI USA QUALITY FACTOR ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.87%

AEROSPACE & DEFENSE — 5.05%
Boeing Co. (The)	63,229	$7,617,830
Honeywell International Inc.	63,812	5,859,856
Lockheed Martin Corp.	31,972	5,338,365
Raytheon Co.	25,636	2,326,980
Rockwell Collins Inc.	13,354	978,447

		22,121,478
AIR FREIGHT & LOGISTICS — 0.42%
C.H. Robinson Worldwide Inc.	16,114	1,087,051
Expeditors International of Washington Inc.	17,845	770,547

		1,857,598
AIRLINES — 0.16%
Delta Air Lines Inc.	19,000	711,740

		711,740
AUTO COMPONENTS — 0.63%
Delphi Automotive PLC	41,069	2,743,409

		2,743,409
BEVERAGES — 0.50%
Brown-Forman Corp. Class B NVS	12,758	1,105,481
Monster Beverage Corp.[a]	16,701	1,068,196

		2,173,677
BIOTECHNOLOGY — 6.24%
Biogen Idec Inc.[a]	22,560	7,543,838
Celgene Corp.[a]	75,372	6,568,670
Gilead Sciences Inc.[a]	144,816	13,257,905

		27,370,413
CAPITAL MARKETS — 1.12%
Eaton Vance Corp. NVS	10,932	384,041
Franklin Resources Inc.	37,039	2,005,662
SEI Investments Co.	14,559	521,504
T. Rowe Price Group Inc.	25,673	1,993,765

		4,904,972
CHEMICALS — 3.76%
Albemarle Corp.	6,973	427,724
Eastman Chemical Co.	12,869	1,013,820
FMC Corp.	11,416	744,552
International Flavors & Fragrances Inc.	7,099	716,928
LyondellBasell Industries NV Class A	49,871	5,298,794
Monsanto Co.	46,527	5,261,738

Security	Shares	Value

Sherwin-Williams Co. (The)	9,428	$1,944,336
Sigma-Aldrich Corp.	10,522	1,056,619

		16,464,511
COMMUNICATIONS EQUIPMENT — 2.87%
F5 Networks Inc.[a]	6,826	768,539
Harris Corp.	8,761	598,113
QUALCOMM Inc.	152,331	11,226,795

		12,593,447
COMPUTERS & PERIPHERALS — 5.83%
Apple Inc.	247,763	23,678,710
Seagate Technology PLC	32,081	1,879,946

		25,558,656
DISTRIBUTORS — 0.26%
Genuine Parts Co.	14,021	1,161,219

		1,161,219
DIVERSIFIED CONSUMER SERVICES — 0.22%
H&R Block Inc.	29,501	947,867

		947,867
DIVERSIFIED FINANCIAL SERVICES — 0.65%
McGraw Hill Financial Inc.	35,260	2,828,557

		2,828,557
ELECTRICAL EQUIPMENT — 0.34%
Rockwell Automation Inc.	13,519	1,509,532

		1,509,532
ENERGY EQUIPMENT & SERVICES — 0.82%
Core Laboratories NV	4,889	715,896
FMC Technologies Inc.[a]	20,123	1,223,479
Helmerich & Payne Inc.	9,246	982,480
Oceaneering International Inc.	9,964	676,655

		3,598,510
FOOD PRODUCTS — 1.73%
Hershey Co. (The)	18,342	1,616,847
Hormel Foods Corp.	12,645	572,313
Kellogg Co.	25,704	1,537,870
Kraft Foods Group Inc.	59,847	3,206,902
McCormick & Co. Inc. NVS	9,719	639,316

		7,573,248
HEALTH CARE EQUIPMENT & SUPPLIES — 1.17%
C.R. Bard Inc.	7,485	1,116,987
Edwards Lifesciences Corp.[a]	10,028	905,027
Intuitive Surgical Inc.[a]	3,484	1,594,104
ResMed Inc.[b]	12,906	667,756
Varian Medical Systems Inc.[a,b]	10,132	832,344

		5,116,218

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA QUALITY FACTOR ETF

July 31, 2014

Security	Shares	Value

HEALTH CARE PROVIDERS & SERVICES — 0.19%
Henry Schein Inc.[a]	7,233	$840,836

		840,836
HOTELS, RESTAURANTS & LEISURE — 4.94%
Chipotle Mexican Grill Inc.[a]	3,011	2,024,898
McDonald’s Corp.	99,614	9,419,500
Starbucks Corp.	87,633	6,807,331
Yum! Brands Inc.	48,781	3,385,401

		21,637,130
HOUSEHOLD DURABLES — 0.13%
Garmin Ltd.	10,446	574,948

		574,948
HOUSEHOLD PRODUCTS — 2.17%
Colgate-Palmolive Co.	84,023	5,327,058
Kimberly-Clark Corp.	40,173	4,172,770

		9,499,828
INDUSTRIAL CONGLOMERATES — 1.97%
3M Co.	61,294	8,635,712

		8,635,712
INSURANCE — 0.80%
Aflac Inc.	39,631	2,367,556
Progressive Corp. (The)	48,053	1,126,362

		3,493,918
INTERNET & CATALOG RETAIL — 1.70%
Priceline Group Inc. (The)[a]	5,159	6,409,800
TripAdvisor Inc.[a]	10,881	1,031,954

		7,441,754
INTERNET SOFTWARE & SERVICES — 5.25%
Google Inc. Class Aa	19,814	11,483,204
Google Inc. Class Ca	20,180	11,534,888

		23,018,092
IT SERVICES — 12.37%
Accenture PLC Class A	91,232	7,232,873
Automatic Data Processing Inc.	48,301	3,927,354
International Business Machines Corp.	105,682	20,256,069
MasterCard Inc. Class A	135,029	10,012,400
Paychex Inc.	38,655	1,585,242
Teradata Corp.[a]	14,508	611,657
Visa Inc. Class A	50,161	10,584,473

		54,210,068

Security	Shares	Value

LEISURE EQUIPMENT & PRODUCTS — 0.55%
Mattel Inc.	33,070	$1,171,505
Polaris Industries Inc.	8,278	1,221,336

		2,392,841
LIFE SCIENCES TOOLS & SERVICES — 0.36%
Mettler-Toledo International Inc.[a]	3,153	810,762
Waters Corp.[a]	7,481	773,835

		1,584,597
MACHINERY — 0.96%
Cummins Inc.	14,909	2,078,165
Flowserve Corp.	12,319	912,099
Joy Global Inc.	8,570	507,858
Pall Corp.	9,287	719,464

		4,217,586
MEDIA — 1.12%
Liberty Media Corp. Class Aa	9,753	458,879
Liberty Media Corp. Class Ca	19,506	916,782
Scripps Networks Interactive Inc. Class A	7,179	591,621
Viacom Inc. Class B NVS	35,577	2,941,151

		4,908,433
MULTILINE RETAIL — 0.69%
Dollar Tree Inc.[a]	26,702	1,454,458
Family Dollar Stores Inc.	9,741	728,140
Nordstrom Inc.	12,442	861,359

		3,043,957
OIL, GAS & CONSUMABLE FUELS — 5.26%
Exxon Mobil Corp.	212,557	21,030,390
Marathon Petroleum Corp.	24,523	2,047,180

		23,077,570
PERSONAL PRODUCTS — 0.48%
Estee Lauder Companies Inc. (The) Class A	22,504	1,653,144
Herbalife Ltd.[b]	8,675	454,570

		2,107,714
PHARMACEUTICALS — 7.28%
Allergan Inc.	25,728	4,267,246
Eli Lilly and Co.	103,183	6,300,354
Johnson & Johnson	213,448	21,364,010

		31,931,610
PROFESSIONAL SERVICES — 0.34%
Robert Half International Inc.	14,194	690,538
Verisk Analytics Inc. Class Aa	13,626	818,105

		1,508,643

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI USA QUALITY FACTOR ETF

July 31, 2014

Security	Shares	Value

ROAD & RAIL — 1.91%
J.B. Hunt Transport Services Inc.	9,647	$745,327
Union Pacific Corp.	77,637	7,632,494

		8,377,821
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.24%
Linear Technology Corp.	24,106	1,063,918

		1,063,918
SOFTWARE — 9.12%
CA Inc.	29,161	842,170
Intuit Inc.	29,329	2,404,098
Microsoft Corp.	539,257	23,274,332
Oracle Corp.	333,695	13,477,941

		39,998,541
SPECIALTY RETAIL — 6.27%
Advance Auto Parts Inc.	6,517	789,274
Bed Bath & Beyond Inc.[a]	22,154	1,402,127
Dick’s Sporting Goods Inc.	9,468	402,674
GameStop Corp. Class Ab	10,488	440,181
Gap Inc. (The)	28,882	1,158,457
Home Depot Inc. (The)	149,518	12,088,530
O’Reilly Automotive Inc.[a]	10,871	1,630,650
PetSmart Inc.	11,190	762,487
Ross Stores Inc.	27,920	1,798,048
TJX Companies Inc. (The)	97,818	5,212,721
Tractor Supply Co.	14,652	910,915
Ulta Salon, Cosmetics & Fragrance Inc.[a]	5,717	527,851
Urban Outfitters Inc.[a]	10,362	370,234

		27,494,149
TEXTILES, APPAREL & LUXURY GOODS — 2.98%
Coach Inc.	35,538	1,228,193
Fossil Group Inc.[a]	5,108	500,584
Michael Kors Holdings Ltd.[a]	27,290	2,223,589
Nike Inc. Class B	70,257	5,418,922
Ralph Lauren Corp.	5,453	849,905
Under Armour Inc. Class Aa	13,793	920,683
VF Corp.	31,723	1,943,668

		13,085,544
TOBACCO — 0.40%
Reynolds American Inc.	31,440	1,755,924

		1,755,924

Security	Shares	Value

TRADING COMPANIES & DISTRIBUTORS — 0.62%
Fastenal Co.	29,000	$1,286,150
W.W. Grainger Inc.	6,076	1,428,771

		2,714,921

TOTAL COMMON STOCKS
(Cost: $408,901,504)		437,851,107

SHORT-TERM INVESTMENTS — 0.46%

MONEY MARKET FUNDS — 0.46%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	1,427,659	1,427,659
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]	89,049	89,049
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	487,118	487,118

		2,003,826

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,003,826)		2,003,826

TOTAL INVESTMENTS IN SECURITIES — 100.33%
(Cost: $410,905,330)		439,854,933
Other Assets, Less Liabilities — (0.33)%		(1,456,620)

NET ASSETS — 100.00%		$438,398,313

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.77%

AEROSPACE & DEFENSE — 2.41%
B/E Aerospace Inc.[a]	1,618	$137,757
Boeing Co. (The)	1,637	197,226
General Dynamics Corp.	2,492	290,991
Honeywell International Inc.	2,687	246,747
L-3 Communications Holdings Inc.	2,640	277,094
Lockheed Martin Corp.	2,394	399,726
Northrop Grumman Corp.	2,307	284,384
Precision Castparts Corp.	976	223,309
Raytheon Co.	3,283	297,998
Rockwell Collins Inc.	3,432	251,463
Textron Inc.	2,262	82,269
TransDigm Group Inc.	1,134	190,421
United Technologies Corp.	2,374	249,626

		3,129,011
AIR FREIGHT & LOGISTICS — 0.84%
C.H. Robinson Worldwide Inc.	3,448	232,602
Expeditors International of Washington Inc.	4,255	183,731
FedEx Corp.	1,500	220,320
United Parcel Service Inc. Class B	4,616	448,167

		1,084,820
AIRLINES — 0.29%
American Airlines Group Inc.	980	38,073
Delta Air Lines Inc.	1,938	72,597
Southwest Airlines Co.	6,752	190,947
United Continental Holdings Inc.[a]	1,465	67,961

		369,578
AUTO COMPONENTS — 0.41%
Autoliv Inc.	1,178	117,223
BorgWarner Inc.	1,994	124,127
Delphi Automotive PLC	1,297	86,640
Johnson Controls Inc.	2,485	117,391
TRW Automotive Holdings Corp.[a]	905	92,572

		537,953
AUTOMOBILES — 0.32%
Ford Motor Co.	7,949	135,292
General Motors Co.	3,384	114,447
Harley-Davidson Inc.	1,843	113,934
Tesla Motors Inc.[a]	206	46,000

		409,673

Security	Shares	Value

BEVERAGES — 2.08%
Brown-Forman Corp. Class B NVS	4,073	$352,926
Coca-Cola Co. (The)	12,724	499,926
Coca-Cola Enterprises Inc.	5,572	253,247
Constellation Brands Inc. Class Aa	817	68,023
Dr Pepper Snapple Group Inc.	6,882	404,386
Molson Coors Brewing Co. Class B NVS	4,018	271,336
Monster Beverage Corp.[a]	1,353	86,538
PepsiCo Inc.	8,689	765,501

		2,701,883
BIOTECHNOLOGY — 0.94%
Alexion Pharmaceuticals Inc.[a]	627	99,687
Amgen Inc.	2,610	332,488
Biogen Idec Inc.[a]	517	172,880
BioMarin Pharmaceutical Inc.[a]	1,576	97,428
Celgene Corp.[a]	2,558	222,930
Gilead Sciences Inc.[a]	1,667	152,614
Pharmacyclics Inc.[a]	330	39,745
Regeneron Pharmaceuticals Inc.[a]	189	59,765
Vertex Pharmaceuticals Inc.[a]	447	39,743

		1,217,280
BUILDING PRODUCTS — 0.06%
Masco Corp.	3,558	74,006

		74,006
CAPITAL MARKETS — 2.09%
Affiliated Managers Group Inc.[a]	746	148,640
Ameriprise Financial Inc.	1,308	156,437
Bank of New York Mellon Corp. (The)	4,457	174,001
BlackRock Inc.[b]	629	191,675
Charles Schwab Corp. (The)	4,861	134,893
Eaton Vance Corp. NVS	4,010	140,871
Franklin Resources Inc.	2,958	160,176
Goldman Sachs Group Inc. (The)	869	150,224
Invesco Ltd.	3,507	131,968
Legg Mason Inc.	2,789	132,338
Morgan Stanley	2,424	78,392
Northern Trust Corp.	3,640	243,480
Raymond James Financial Inc.	3,089	157,385
SEI Investments Co.	6,140	219,935
State Street Corp.	2,263	159,406
T. Rowe Price Group Inc.	2,221	172,483
TD Ameritrade Holding Corp.	5,053	162,302

		2,714,606

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2014

Security	Shares	Value

CHEMICALS — 3.03%
Air Products and Chemicals Inc.	2,285	$301,506
Airgas Inc.	2,810	300,445
Albemarle Corp.	1,726	105,873
Ashland Inc.	1,346	140,859
Celanese Corp. Series A	1,477	85,976
CF Industries Holdings Inc.	381	95,380
Dow Chemical Co. (The)	2,483	126,807
E.I. du Pont de Nemours and Co.	3,456	222,255
Eastman Chemical Co.	1,422	112,025
Ecolab Inc.	3,193	346,536
FMC Corp.	2,455	160,115
International Flavors & Fragrances Inc.	3,169	320,037
LyondellBasell Industries NV Class A	965	102,531
Monsanto Co.	1,597	180,605
Mosaic Co. (The)	1,912	88,162
PPG Industries Inc.	1,027	203,716
Praxair Inc.	2,986	382,626
Sherwin-Williams Co. (The)	1,293	266,655
Sigma-Aldrich Corp.	3,002	301,461
Westlake Chemical Corp.	1,032	90,187

		3,933,757
COMMERCIAL BANKS — 2.01%
Bank of America Corp.	5,686	86,711
BB&T Corp.	5,260	194,725
CIT Group Inc.	3,623	177,926
Citigroup Inc.	1,679	82,120
Comerica Inc.	2,897	145,603
Fifth Third Bancorp	8,762	179,446
First Republic Bank	4,430	206,970
J.P. Morgan Chase & Co.	2,713	156,459
KeyCorp	12,300	166,542
M&T Bank Corp.	2,320	281,880
PNC Financial Services Group Inc. (The)[b]	2,429	200,538
Regions Financial Corp.	9,425	95,569
SunTrust Banks Inc.	2,826	107,529
U.S. Bancorp	6,266	263,360
Wells Fargo & Co.	5,080	258,572

		2,603,950
COMMERCIAL SERVICES & SUPPLIES — 1.44%
ADT Corp. (The)[c]	3,004	104,539
Cintas Corp.	3,810	238,506

Security	Shares	Value

Iron Mountain Inc.	4,455	$149,287
Republic Services Inc.	9,980	378,542
Stericycle Inc.[a]	3,354	394,598
Tyco International Ltd.	5,893	254,283
Waste Management Inc.	7,693	345,339

		1,865,094
COMMUNICATIONS EQUIPMENT — 0.75%
Cisco Systems Inc.	7,135	180,016
F5 Networks Inc.[a]	597	67,216
Harris Corp.	2,555	174,430
Juniper Networks Inc.[a]	2,655	62,499
Motorola Solutions Inc.	4,477	285,095
QUALCOMM Inc.	2,724	200,759

		970,015
COMPUTERS & PERIPHERALS — 0.59%
Apple Inc.	1,498	143,164
EMC Corp.	6,330	185,469
Hewlett-Packard Co.	2,484	88,455
NetApp Inc.	2,964	115,122
SanDisk Corp.	888	81,438
Seagate Technology PLC	1,011	59,245
Western Digital Corp.	888	88,649

		761,542
CONSTRUCTION & ENGINEERING — 0.40%
Fluor Corp.	1,623	118,268
Jacobs Engineering Group Inc.[a]	2,815	143,030
KBR Inc.	3,407	70,388
Quanta Services Inc.[a]	5,436	182,052

		513,738
CONSTRUCTION MATERIALS — 0.27%
Martin Marietta Materials Inc.	2,032	252,435
Vulcan Materials Co.	1,469	92,738

		345,173
CONSUMER FINANCE — 0.63%
American Express Co.	2,770	243,760
Capital One Financial Corp.	2,116	168,307
Discover Financial Services	3,456	211,023
Navient LLC	11,059	190,215

		813,305
CONTAINERS & PACKAGING — 1.05%
Avery Dennison Corp.	3,945	186,243
Ball Corp.	5,368	328,844
Crown Holdings Inc.[a]	6,699	311,839
MeadWestvaco Corp.	5,160	215,688

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2014

Security	Shares	Value

Owens-Illinois Inc.[a]	2,997	$93,476
Rock-Tenn Co. Class A	1,170	116,333
Sealed Air Corp.	3,561	114,379

		1,366,802
DISTRIBUTORS — 0.32%
Genuine Parts Co.	3,571	295,750
LKQ Corp.[a]	4,768	124,707

		420,457
DIVERSIFIED CONSUMER SERVICES — 0.15%
H&R Block Inc.	6,142	197,342

		197,342
DIVERSIFIED FINANCIAL SERVICES — 1.26%
Berkshire Hathaway Inc. Class Ba	3,683	461,959
CME Group Inc.	3,018	223,151
Intercontinental Exchange Inc.	1,026	197,218
Leucadia National Corp.	4,736	117,026
McGraw Hill Financial Inc.	1,804	144,717
Moody’s Corp.	1,211	105,357
NASDAQ OMX Group Inc. (The)	5,390	227,404
Voya Financial Inc.	4,357	161,645

		1,638,477
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.18%
AT&T Inc.	12,369	440,213
CenturyLink Inc.	6,060	237,794
Frontier Communications Corp.	15,863	103,903
Level 3 Communications Inc.[a]	1,331	58,537
Verizon Communications Inc.	9,135	460,587
Windstream Holdings Inc.	19,860	227,595

		1,528,629
ELECTRIC UTILITIES — 5.05%
American Electric Power Co. Inc.	10,461	543,867
Duke Energy Corp.	8,771	632,652
Edison International	7,772	425,906
Entergy Corp.	6,165	448,997
Exelon Corp.	9,889	307,350
FirstEnergy Corp.	10,034	313,161
NextEra Energy Inc.	5,452	511,888
Northeast Utilities	10,800	474,120
OGE Energy Corp.	9,713	349,182
Pepco Holdings Inc.	10,140	272,259
Pinnacle West Capital Corp.	7,797	417,062
PPL Corp.	18,009	594,117
Southern Co. (The)	15,161	656,320
Xcel Energy Inc.	19,408	597,767

		6,544,648

Security	Shares	Value

ELECTRICAL EQUIPMENT — 0.61%
AMETEK Inc.	3,715	$180,883
Eaton Corp. PLC	1,881	127,758
Emerson Electric Co.	3,375	214,819
Rockwell Automation Inc.	989	110,432
Sensata Technologies Holding NVa	3,526	163,042

		796,934
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.83%
Amphenol Corp. Class A	1,698	163,297
Arrow Electronics Inc.[a]	1,854	107,439
Avnet Inc.	3,106	131,477
Corning Inc.	6,084	119,551
Flextronics International Ltd.[a]	13,904	144,462
FLIR Systems Inc.	3,946	131,323
TE Connectivity Ltd.	2,885	178,553
Trimble Navigation Ltd.[a]	3,029	93,596

		1,069,698
ENERGY EQUIPMENT & SERVICES — 1.21%
Baker Hughes Inc.	1,386	95,315
Cameron International Corp.[a]	1,582	112,180
Core Laboratories NV	775	113,483
Diamond Offshore Drilling Inc.	3,578	167,415
Ensco PLC Class A	1,314	66,554
FMC Technologies Inc.[a]	2,295	139,536
Halliburton Co.	1,309	90,308
Helmerich & Payne Inc.	806	85,645
Nabors Industries Ltd.	2,017	54,782
National Oilwell Varco Inc.	1,341	108,675
Nobel Corp. PLC	3,628	113,810
Oceaneering International Inc.	1,901	129,097
Schlumberger Ltd.	1,362	147,627
Superior Energy Services Inc.	2,230	74,928
Weatherford International Ltd.[a]	3,111	69,593

		1,568,948
FOOD & STAPLES RETAILING — 2.02%
Costco Wholesale Corp.	3,558	418,207
CVS Caremark Corp.	5,471	417,766
Kroger Co. (The)	7,585	371,513
Safeway Inc.	3,425	118,025
Sysco Corp.	13,240	472,536
Wal-Mart Stores Inc.	6,677	491,294
Walgreen Co.	2,752	189,255
Whole Foods Market Inc.	3,578	136,751

		2,615,347

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2014

Security	Shares	Value

FOOD PRODUCTS — 4.05%
Archer-Daniels-Midland Co.	4,850	$225,040
Bunge Ltd.	3,324	262,064
Campbell Soup Co.	8,311	345,654
ConAgra Foods Inc.	14,215	428,298
General Mills Inc.	13,470	675,520
Hershey Co. (The)	5,686	501,221
Hormel Foods Corp.	9,281	420,058
J.M. Smucker Co. (The)	4,137	412,211
Kellogg Co.	8,929	534,222
Keurig Green Mountain Inc.	174	20,755
Kraft Foods Group Inc.	2,572	137,821
McCormick & Co. Inc. NVS	6,876	452,303
Mead Johnson Nutrition Co. Class A	2,358	215,616
Mondelez International Inc. Class A	11,867	427,212
Tyson Foods Inc. Class A	5,018	186,720

		5,244,715
HEALTH CARE EQUIPMENT & SUPPLIES — 3.27%
Abbott Laboratories	10,269	432,530
Baxter International Inc.	3,816	285,017
Becton, Dickinson and Co.	3,883	451,360
Boston Scientific Corp.[a]	11,434	146,127
C.R. Bard Inc.	2,077	309,951
CareFusion Corp.[a]	5,681	248,771
Covidien PLC	3,857	333,669
DENTSPLY International Inc.	5,172	240,084
Edwards Lifesciences Corp.[a]	1,145	103,336
Hologic Inc.[a]	5,906	153,970
Intuitive Surgical Inc.[a]	293	134,062
Medtronic Inc.	6,001	370,502
ResMed Inc.[c]	3,249	168,103
St. Jude Medical Inc.	2,321	151,306
Stryker Corp.	3,486	278,078
Varian Medical Systems Inc.[a]	2,473	203,157
Zimmer Holdings Inc.	2,259	226,058

		4,236,081
HEALTH CARE PROVIDERS & SERVICES — 3.13%
Aetna Inc.	2,346	181,885
AmerisourceBergen Corp.	4,924	378,705
Cardinal Health Inc.	4,349	311,606
Cigna Corp.	2,224	200,249
DaVita HealthCare Partners Inc.[a]	3,685	259,571
Express Scripts Holding Co.[a]	2,191	152,603
HCA Holdings Inc.[a]	1,599	104,431
Henry Schein Inc.[a]	2,808	326,430

Security	Shares	Value

Humana Inc.	1,159	$136,356
Laboratory Corp. of America Holdings[a]	3,421	354,723
McKesson Corp.	1,582	303,523
Omnicare Inc.	3,145	196,563
Patterson Companies Inc.	8,172	318,790
Quest Diagnostics Inc.	4,441	271,345
UnitedHealth Group Inc.	2,766	224,184
Universal Health Services Inc. Class B	1,530	163,098
WellPoint Inc.	1,623	178,222

		4,062,284
HEALTH CARE TECHNOLOGY — 0.13%
Cerner Corp.[a]	3,068	169,354

		169,354
HOTELS, RESTAURANTS & LEISURE — 1.87%
Carnival Corp.	4,603	166,721
Chipotle Mexican Grill Inc.[a]	229	154,002
Darden Restaurants Inc.[c]	4,571	213,694
Las Vegas Sands Corp.	1,350	99,698
Marriott International Inc. Class A	3,069	198,595
McDonald’s Corp.	6,454	610,290
MGM Resorts International[a]	2,757	73,998
Royal Caribbean Cruises Ltd.	1,466	87,447
Starbucks Corp.	2,948	229,001
Starwood Hotels & Resorts Worldwide Inc.	1,464	112,494
Wyndham Worldwide Corp.	2,123	160,393
Wynn Resorts Ltd.	432	92,102
Yum! Brands Inc.	3,303	229,228

		2,427,663
HOUSEHOLD DURABLES — 0.80%
D.R. Horton Inc.	3,656	75,679
Garmin Ltd.	3,400	187,136
Leggett & Platt Inc.	5,752	188,666
Lennar Corp. Class A	2,346	84,995
Mohawk Industries Inc.[a]	866	108,051
Newell Rubbermaid Inc.	5,070	164,674
PulteGroup Inc.	2,634	46,490
Toll Brothers Inc.[a]	2,935	95,945
Whirlpool Corp.	631	90,006

		1,041,642
HOUSEHOLD PRODUCTS — 2.13%
Church & Dwight Co. Inc.	6,748	433,087
Clorox Co. (The)	5,814	505,062

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2014

Security	Shares	Value

Colgate-Palmolive Co.	9,217	$584,358
Energizer Holdings Inc.	1,548	177,648
Kimberly-Clark Corp.	5,283	548,745
Procter & Gamble Co. (The)	6,661	515,029

		2,763,929
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.42%
AES Corp. (The)	13,372	195,365
Calpine Corp.[a]	9,459	208,476
NRG Energy Inc.	4,688	145,141

		548,982
INDUSTRIAL CONGLOMERATES — 0.90%
3M Co.	2,525	355,747
Danaher Corp.	3,860	285,177
General Electric Co.	9,397	236,334
Roper Industries Inc.	1,966	283,242

		1,160,500
INSURANCE — 6.65%
ACE Ltd.	3,471	347,447
Aflac Inc.	2,450	146,363
Alleghany Corp.[a]	1,082	447,786
Allstate Corp. (The)	5,584	326,385
American International Group Inc.	2,243	116,591
Aon PLC	3,072	259,154
Arch Capital Group Ltd.[a]	10,685	571,113
Assurant Inc.	3,650	231,264
Axis Capital Holdings Ltd.	7,181	309,860
Chubb Corp. (The)	5,429	470,749
Cincinnati Financial Corp.	8,021	369,126
Everest Re Group Ltd.	2,572	401,000
FNF Group[a]	8,279	224,444
Genworth Financial Inc. Class Aa	2,776	36,366
Hartford Financial Services Group Inc. (The)	2,832	96,741
Lincoln National Corp.	1,654	86,653
Loews Corp.	9,464	398,718
Marsh & McLennan Companies Inc.	8,488	430,936
MetLife Inc.	2,175	114,405
PartnerRe Ltd.[c]	3,034	316,628
Principal Financial Group Inc.	3,164	157,188
Progressive Corp. (The)	11,640	272,842
Prudential Financial Inc.	1,358	118,105
RenaissanceRe Holdings Ltd.[c]	5,237	512,231
Torchmark Corp.	7,174	378,357
Travelers Companies Inc. (The)	3,742	335,134

Security	Shares	Value

Unum Group	6,038	$207,285
W.R. Berkley Corp.	9,309	415,274
Willis Group Holdings PLC	6,943	282,927
XL Group PLC	7,301	235,384

		8,616,456
INTERNET & CATALOG RETAIL — 0.48%
Amazon.com Inc.[a]	378	118,310
Expedia Inc.	1,098	87,203
Liberty Interactive Corp. Series Aa	6,060	169,983
Netflix Inc.[a]	56	23,672
Priceline Group Inc. (The)[a]	101	125,488
TripAdvisor Inc.[a]	1,006	95,409

		620,065
INTERNET SOFTWARE & SERVICES — 0.98%
Akamai Technologies Inc.[a]	1,185	69,939
eBay Inc.[a]	2,325	122,760
Equinix Inc.[a]	687	147,375
Facebook Inc. Class Aa	1,349	98,005
Google Inc. Class Aa	309	179,081
Google Inc. Class Ca	149	85,168
LinkedIn Corp. Class Aa,c	525	94,836
Rackspace Hosting Inc.[a]	1,444	43,739
Twitter Inc.[a]	2,475	111,845
VeriSign Inc.[a,c]	3,478	187,986
Yahoo! Inc.[a]	3,604	129,059

		1,269,793
IT SERVICES — 2.84%
Accenture PLC Class A	2,346	185,991
Alliance Data Systems Corp.[a]	960	251,798
Automatic Data Processing Inc.	5,441	442,408
Cognizant Technology Solutions Corp. Class Aa	2,890	141,755
Computer Sciences Corp.	1,406	87,720
Fidelity National Information Services Inc.	5,021	283,184
Fiserv Inc.[a]	4,954	305,513
FleetCor Technologies Inc.[a]	1,279	169,838
International Business Machines Corp.	1,609	308,397
MasterCard Inc. Class A	2,376	176,180
Paychex Inc.	9,475	388,570
Teradata Corp.[a]	1,972	83,140
Total System Services Inc.	8,693	278,176
Vantiv Inc. Class Aa	2,607	85,457
Visa Inc. Class A	962	202,992

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2014

Security	Shares	Value

Western Union Co.	7,884	$137,734
Xerox Corp.	11,382	150,925

		3,679,778
LEISURE EQUIPMENT & PRODUCTS — 0.46%
Hasbro Inc.	4,179	208,783
Mattel Inc.	7,007	248,223
Polaris Industries Inc.	964	142,228

		599,234
LIFE SCIENCES TOOLS & SERVICES — 0.69%
Agilent Technologies Inc.	2,144	120,257
Illumina Inc.[a]	343	54,849
Mettler-Toledo International Inc.[a]	750	192,855
Quintiles Transnational Holdings Inc.[a,c]	1,299	71,354
Thermo Fisher Scientific Inc.	2,203	267,664
Waters Corp.[a]	1,808	187,020

		893,999
MACHINERY — 1.69%
AGCO Corp.	1,832	89,237
Caterpillar Inc.	1,518	152,939
Cummins Inc.	693	96,597
Deere & Co.	2,368	201,541
Dover Corp.	1,965	168,518
Flowserve Corp.	1,804	133,568
Illinois Tool Works Inc.	2,748	226,353
Ingersoll-Rand PLC	1,922	112,994
Joy Global Inc.	1,367	81,008
PACCAR Inc.	2,259	140,668
Pall Corp.	2,149	166,483
Parker Hannifin Corp.	1,245	143,113
Pentair PLC	1,865	119,491
SPX Corp.	1,060	105,078
Stanley Black & Decker Inc.	1,834	160,383
Xylem Inc.	2,611	92,142

		2,190,113
MEDIA — 3.44%
Cablevision NY Group Class A	4,905	94,274
CBS Corp. Class B NVS	2,166	123,094
Charter Communications Inc. Class Aa	1,054	162,864
Comcast Corp. Class A	4,373	234,961
Comcast Corp. Class A Special NVS	4,790	256,121
DIRECTV[a]	2,679	230,528

Security	Shares	Value

Discovery Communications Inc. Series Aa	2,844	$242,337
Discovery Communications Inc. Series C NVS[a,c]	2,919	245,488
DISH Network Corp. Class Aa	2,494	154,279
Interpublic Group of Companies Inc. (The)	5,516	108,720
Liberty Global PLC Series Aa	4,739	197,142
Liberty Global PLC Series C NVS[a]	4,954	198,110
Liberty Media Corp. Class Aa	1,519	71,469
Liberty Media Corp. Class Ca	3,038	142,786
News Corp. Class A NVS[a]	5,175	91,339
Omnicom Group Inc.	3,364	235,446
Scripps Networks Interactive Inc. Class A	2,738	225,639
Sirius XM Holdings Inc.[a]	33,331	112,659
Time Warner Cable Inc.	1,424	206,622
Time Warner Inc.	3,743	310,744
Twenty-First Century Fox Inc. Class A	5,892	186,659
Twenty-First Century Fox Inc. Class B	6,409	202,909
Viacom Inc. Class B NVS	2,274	187,992
Walt Disney Co. (The)	2,770	237,888

		4,460,070
METALS & MINING — 0.32%
Alcoa Inc.	8,965	146,936
Freeport-McMoRan Inc.	2,323	86,462
Newmont Mining Corp.	450	11,210
Nucor Corp.	3,446	173,058

		417,666
MULTI-UTILITIES — 5.66%
Alliant Energy Corp.	9,585	541,552
Ameren Corp.	11,007	423,219
CenterPoint Energy Inc.	17,244	419,374
CMS Energy Corp.	15,453	447,055
Consolidated Edison Inc.	11,378	638,192
Dominion Resources Inc.	7,967	538,888
DTE Energy Co.	6,934	511,868
Integrys Energy Group Inc.	6,861	449,807
MDU Resources Group Inc.	8,976	282,834
NiSource Inc.	12,769	481,136
PG&E Corp.	11,731	524,024
Public Service Enterprise Group Inc.	10,616	373,365
SCANA Corp.	11,854	603,132

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2014

Security	Shares	Value

Sempra Energy	5,151	$513,606
Wisconsin Energy Corp.	13,574	591,555

		7,339,607
MULTILINE RETAIL — 1.31%
Dollar General Corp.[a]	4,771	263,502
Dollar Tree Inc.[a]	4,312	234,875
Family Dollar Stores Inc.	3,690	275,827
Kohl’s Corp.	3,154	168,865
Macy’s Inc.	3,101	179,207
Nordstrom Inc.	2,664	184,429
Sears Holdings Corp.[a,c]	627	23,920
Target Corp.	6,227	371,067

		1,701,692
OIL, GAS & CONSUMABLE FUELS — 4.27%
Anadarko Petroleum Corp.	1,186	126,724
Antero Resources Corp.[a]	1,045	60,359
Apache Corp.	1,403	144,032
Cabot Oil & Gas Corp.	2,536	83,561
Cheniere Energy Inc.[a]	357	25,261
Chesapeake Energy Corp.	2,637	69,538
Chevron Corp.	2,410	311,468
Cimarex Energy Co.	545	75,766
Cobalt International Energy Inc.[a]	1,611	25,808
Concho Resources Inc.[a]	749	105,459
ConocoPhillips	4,185	345,262
CONSOL Energy Inc.	1,684	65,373
Continental Resources Inc.[a]	555	81,463
Denbury Resources Inc.	5,104	86,513
Devon Energy Corp.	1,794	135,447
Energen Corp.	1,370	111,833
EOG Resources Inc.	1,309	143,257
EQT Corp.	1,280	120,090
Exxon Mobil Corp.	3,738	369,838
Hess Corp.	1,288	127,486
HollyFrontier Corp.	1,474	69,293
Kinder Morgan Inc.	7,361	264,849
Kinder Morgan Management LLC[a,c]	5,332	410,204
Marathon Oil Corp.	3,842	148,877
Marathon Petroleum Corp.	739	61,692
Murphy Oil Corp.	2,305	143,210
Noble Energy Inc.	2,121	141,025
Occidental Petroleum Corp.	1,628	159,072
ONEOK Inc.	3,337	215,003
Peabody Energy Corp.	3,109	47,164
Phillips 66	800	64,888

Security	Shares	Value

Pioneer Natural Resources Co.	390	$86,369
QEP Resources Inc.	2,775	91,714
Range Resources Corp.	1,404	106,128
Southwestern Energy Co.[a]	2,370	96,175
Spectra Energy Corp.	8,922	365,088
Tesoro Corp.	1,175	72,310
Valero Energy Corp.	1,345	68,326
Whiting Petroleum Corp.[a]	946	83,712
Williams Companies Inc. (The)	3,960	224,255

		5,533,892
PAPER & FOREST PRODUCTS — 0.12%
International Paper Co.	3,316	157,510

		157,510
PERSONAL PRODUCTS — 0.21%
Avon Products Inc.	5,764	76,085
Estee Lauder Companies Inc. (The) Class A	2,248	165,138
Herbalife Ltd.[c]	655	34,322

		275,545
PHARMACEUTICALS — 2.59%
AbbVie Inc.	1,229	64,326
Actavis PLC[a]	1,413	302,749
Allergan Inc.	1,018	168,845
Bristol-Myers Squibb Co.	5,508	278,815
Eli Lilly and Co.	6,586	402,141
Endo International PLC[a]	1,139	76,404
Hospira Inc.[a]	2,906	161,196
Johnson & Johnson	7,072	707,837
Merck & Co. Inc.	6,918	392,527
Mylan Inc.[a]	2,848	140,606
Perrigo Co. PLC	1,551	233,348
Pfizer Inc.	12,331	353,900
Zoetis Inc.	2,223	73,159

		3,355,853
PROFESSIONAL SERVICES — 1.31%
Dun & Bradstreet Corp. (The)	1,953	214,889
Equifax Inc.	3,704	281,837
IHS Inc. Class Aa	1,403	184,312
Manpowergroup Inc.	1,144	89,106
Nielsen NV	6,278	289,479
Robert Half International Inc.	2,747	133,642
Towers Watson & Co. Class A	1,888	192,614
Verisk Analytics Inc. Class Aa	5,312	318,932

		1,704,811

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2014

Security	Shares	Value

REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.88%
American Capital Agency Corp.	10,344	$239,153
American Realty Capital Properties Inc.	13,724	179,922
American Tower Corp.	4,049	382,185
Annaly Capital Management Inc.	26,496	294,106
AvalonBay Communities Inc.	1,880	278,390
Boston Properties Inc.	2,192	261,834
Camden Property Trust	3,730	269,903
Crown Castle International Corp.	3,949	292,937
Digital Realty Trust Inc.[c]	2,858	184,027
Duke Realty Corp.	8,190	147,338
Equity Residential	4,396	284,201
Essex Property Trust Inc.	1,398	265,019
Federal Realty Investment Trust	3,476	424,419
General Growth Properties Inc.	8,005	187,077
HCP Inc.	5,456	226,588
Health Care REIT Inc.	4,057	258,147
Host Hotels & Resorts Inc.	5,590	121,527
Kimco Realty Corp.	8,273	185,150
Liberty Property Trust	5,583	196,354
Macerich Co. (The)	3,372	219,214
Plum Creek Timber Co. Inc.	6,986	289,011
Prologis Inc.	3,640	148,548
Public Storage	1,744	299,288
Rayonier Inc.	5,301	180,552
Realty Income Corp.[c]	6,143	264,456
Regency Centers Corp.	3,392	184,389
Simon Property Group Inc.	1,797	302,237
SL Green Realty Corp.	1,414	152,429
UDR Inc.	8,412	244,621
Ventas Inc.	3,588	227,838
Vornado Realty Trust	2,033	215,539
Weyerhaeuser Co.	7,010	219,553

		7,625,952
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.19%
CBRE Group Inc. Class Aa	2,778	85,673
Realogy Holdings Corp.[a]	4,330	159,171

		244,844
ROAD & RAIL — 0.80%
CSX Corp.	6,073	181,704
Hertz Global Holdings Inc.[a]	2,309	65,160
J.B. Hunt Transport Services Inc.	2,810	217,101
Kansas City Southern Industries Inc.	1,053	114,840
Norfolk Southern Corp.	1,946	197,830

Security	Shares	Value

Union Pacific Corp.	2,626	$258,162

		1,034,797
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.04%
Altera Corp.	3,891	127,314
Analog Devices Inc.	4,078	202,391
Applied Materials Inc.	7,146	149,780
Avago Technologies Ltd.	1,542	106,984
Broadcom Corp. Class A	4,531	173,356
Cree Inc.[a]	969	45,766
Intel Corp.	9,343	316,634
KLA-Tencor Corp.	2,462	176,008
Lam Research Corp.	2,176	152,320
Linear Technology Corp.	4,898	216,173
Marvell Technology Group Ltd.	5,537	73,864
Maxim Integrated Products Inc.	5,925	173,662
Microchip Technology Inc.	4,215	189,759
Micron Technology Inc.[a]	1,835	56,059
NVIDIA Corp.	5,474	95,795
Texas Instruments Inc.	4,702	217,468
Xilinx Inc.	4,083	167,934

		2,641,267
SOFTWARE — 2.37%
Activision Blizzard Inc.	8,361	187,119
Adobe Systems Inc.[a]	3,272	226,128
ANSYS Inc.[a]	2,580	198,505
Autodesk Inc.[a]	1,560	83,226
CA Inc.	7,468	215,676
Citrix Systems Inc.[a]	1,465	99,224
Electronic Arts Inc.[a]	2,257	75,835
FireEye Inc.[a]	2,595	92,122
Intuit Inc.	3,870	317,224
Microsoft Corp.	5,587	241,135
NetSuite Inc.[a,c]	937	78,998
Nuance Communications Inc.[a,c]	5,556	101,008
Oracle Corp.	4,182	168,911
Red Hat Inc.[a]	1,813	105,372
Salesforce.com Inc.[a,c]	1,719	93,256
ServiceNow Inc.[a,c]	1,622	95,374
Symantec Corp.	6,539	154,713
Synopsys Inc.[a]	9,304	351,412
VMware Inc. Class Aa,c	1,004	99,757
Workday Inc. Class Aa,c	1,046	87,697

		3,072,692

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2014

Security	Shares	Value

SPECIALTY RETAIL — 2.83%
Advance Auto Parts Inc.	1,120	$135,643
AutoNation Inc.[a]	2,880	153,562
AutoZone Inc.[a]	755	390,358
Bed Bath & Beyond Inc.[a]	2,547	161,200
Best Buy Co. Inc.	2,040	60,649
CarMax Inc.[a]	2,825	137,888
Dick’s Sporting Goods Inc.	3,584	152,427
GameStop Corp. Class Ac	2,158	90,571
Gap Inc. (The)	3,509	140,746
Home Depot Inc. (The)	3,029	244,895
L Brands Inc.	2,857	165,620
Lowe’s Companies Inc.	4,668	223,364
O’Reilly Automotive Inc.[a]	1,492	223,800
PetSmart Inc.	4,009	273,173
Ross Stores Inc.	3,495	225,078
Staples Inc.	10,065	116,653
Tiffany & Co.	1,232	120,256
TJX Companies Inc. (The)	6,064	323,151
Tractor Supply Co.	2,015	125,273
Ulta Salon, Cosmetics & Fragrance Inc.[a]	737	68,047
Urban Outfitters Inc.[a]	3,740	133,630

		3,665,984
TEXTILES, APPAREL & LUXURY GOODS — 0.76%
Coach Inc.	2,183	75,444
Fossil Group Inc.[a]	401	39,298
Lululemon Athletica Inc.[a]	1,313	50,511
Michael Kors Holdings Ltd.[a]	944	76,917
Nike Inc. Class B	2,890	222,906
PVH Corp.	738	81,313
Ralph Lauren Corp.	987	153,834
Under Armour Inc. Class Aa,c	1,330	88,777
VF Corp.	3,310	202,804

		991,804
THRIFTS & MORTGAGE FINANCE — 0.62%
Hudson City Bancorp Inc.	14,560	141,960
New York Community Bancorp Inc.	16,691	265,053
Ocwen Financial Corp.[a,c]	2,205	66,525
People’s United Financial Inc.[c]	22,575	327,789

		801,327
TOBACCO — 1.23%
Altria Group Inc.	14,136	573,922
Lorillard Inc.	3,980	240,710
Philip Morris International Inc.	4,006	328,532

Security	Shares	Value

Reynolds American Inc.	8,185	$457,132

		1,600,296
TRADING COMPANIES & DISTRIBUTORS — 0.32%
Fastenal Co.	3,411	151,278
United Rentals Inc.[a]	431	45,643
W.W. Grainger Inc.	922	216,808

		413,729
WATER UTILITIES — 0.45%
American Water Works Co. Inc.	12,111	578,542

		578,542
WIRELESS TELECOMMUNICATION SERVICES — 0.32%
SBA Communications Corp. Class Aa	3,066	327,847
Sprint Corp.[a,c]	5,784	42,513
T-Mobile US Inc.[a]	1,420	46,775

		417,135

TOTAL COMMON STOCKS
(Cost: $113,466,899)		129,352,269

SHORT-TERM INVESTMENTS — 2.58%

MONEY MARKET FUNDS — 2.58%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,d,e]	2,977,693	2,977,693
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,d,e]	185,731	185,731
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,d]	185,004	185,004

		3,348,428

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,348,428)		3,348,428

TOTAL INVESTMENTS IN SECURITIES — 102.35%
(Cost: $116,815,327)		132,700,697
Other Assets, Less Liabilities — (2.35)%		(3,048,966)

NET ASSETS — 100.00%		$129,651,731

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2014

Security	Shares	Value

COMMON STOCKS — 99.76%

AEROSPACE & DEFENSE — 2.21%
B/E Aerospace Inc.[a]	494	$42,059
Boeing Co. (The)	5,010	603,605
General Dynamics Corp.	2,697	314,929
Honeywell International Inc.	4,756	436,743
L-3 Communications Holdings Inc.	1,307	137,183
Lockheed Martin Corp.	2,168	361,991
Northrop Grumman Corp.	2,425	298,930
Precision Castparts Corp.	728	166,566
Raytheon Co.	3,028	274,852
Rockwell Collins Inc.	870	63,745
Textron Inc.	2,804	101,981
TransDigm Group Inc.	113	18,975
United Technologies Corp.	6,642	698,406

		3,519,965
AIR FREIGHT & LOGISTICS — 0.58%
C.H. Robinson Worldwide Inc.	1,337	90,194
Expeditors International of Washington Inc.	1,276	55,098
FedEx Corp.	2,900	425,952
United Parcel Service Inc. Class B	3,604	349,912

		921,156
AIRLINES — 0.18%
American Airlines Group Inc.	1,156	44,911
Delta Air Lines Inc.	3,586	134,332
Southwest Airlines Co.	1,597	45,163
United Continental Holdings Inc.[a,b]	1,275	59,147

		283,553
AUTO COMPONENTS — 0.58%
Autoliv Inc.	951	94,634
BorgWarner Inc.	1,573	97,919
Delphi Automotive PLC	2,559	170,941
Johnson Controls Inc.	7,319	345,750
TRW Automotive Holdings Corp.[a]	2,087	213,479

		922,723
AUTOMOBILES — 1.93%
Ford Motor Co.	90,296	1,536,838
General Motors Co.	42,920	1,451,554
Harley-Davidson Inc.	1,225	75,730
Tesla Motors Inc.[a,b]	30	6,699

		3,070,821

Security	Shares	Value

BEVERAGES — 1.37%
Brown-Forman Corp. Class B NVS	387	$33,534
Coca-Cola Co. (The)	22,298	876,088
Coca-Cola Enterprises Inc.	1,987	90,309
Constellation Brands Inc. Class Aa	723	60,197
Dr Pepper Snapple Group Inc.	1,412	82,969
Molson Coors Brewing Co. Class B NVS	1,418	95,758
Monster Beverage Corp.[a]	437	27,951
PepsiCo Inc.	10,273	905,051

		2,171,857
BIOTECHNOLOGY — 0.89%
Alexion Pharmaceuticals Inc.[a]	235	37,363
Amgen Inc.	4,467	569,051
Biogen Idec Inc.[a]	634	212,003
BioMarin Pharmaceutical Inc.[a]	184	11,375
Celgene Corp.[a]	2,221	193,560
Gilead Sciences Inc.[a]	3,707	339,376
Pharmacyclics Inc.[a]	9	1,084
Regeneron Pharmaceuticals Inc.[a]	108	34,152
Vertex Pharmaceuticals Inc.[a]	242	21,516

		1,419,480
BUILDING PRODUCTS — 0.03%
Masco Corp.	1,920	39,936

		39,936
CAPITAL MARKETS — 2.66%
Affiliated Managers Group Inc.[a]	215	42,839
Ameriprise Financial Inc.	1,520	181,792
Bank of New York Mellon Corp. (The)	16,341	637,953
BlackRock Inc.[c]	937	285,532
Charles Schwab Corp. (The)	5,201	144,328
Eaton Vance Corp. NVS	709	24,907
Franklin Resources Inc.	2,756	149,237
Goldman Sachs Group Inc. (The)	7,021	1,213,720
Invesco Ltd.	3,346	125,910
Legg Mason Inc.	1,010	47,924
Morgan Stanley	18,411	595,412
Northern Trust Corp.	2,151	143,880
Raymond James Financial Inc.	1,119	57,013
SEI Investments Co.	752	26,937
State Street Corp.	5,945	418,766
T. Rowe Price Group Inc.	1,280	99,405
TD Ameritrade Holding Corp.	1,357	43,587

		4,239,142

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2014

Security	Shares	Value

CHEMICALS — 2.22%
Air Products and Chemicals Inc.	1,531	$202,015
Airgas Inc.	469	50,145
Albemarle Corp.	757	46,434
Ashland Inc.	770	80,581
Celanese Corp. Series A	1,520	88,479
CF Industries Holdings Inc.	702	175,739
Dow Chemical Co. (The)	12,756	651,449
E.I. du Pont de Nemours and Co.	6,899	443,675
Eastman Chemical Co.	1,372	108,086
Ecolab Inc.	1,303	141,415
FMC Corp.	763	49,763
International Flavors & Fragrances Inc.	427	43,123
LyondellBasell Industries NV Class A	4,144	440,300
Monsanto Co.	2,403	271,755
Mosaic Co. (The)	4,044	186,469
PPG Industries Inc.	857	169,995
Praxair Inc.	1,707	218,735
Sherwin-Williams Co. (The)	388	80,017
Sigma-Aldrich Corp.	646	64,871
Westlake Chemical Corp.	284	24,819

		3,537,865
COMMERCIAL BANKS — 9.90%
Bank of America Corp.	160,321	2,444,895
BB&T Corp.	9,792	362,500
CIT Group Inc.	2,514	123,463
Citigroup Inc.	56,833	2,779,702
Comerica Inc.	2,751	138,265
Fifth Third Bancorp	14,470	296,346
First Republic Bank	1,307	61,063
J.P. Morgan Chase & Co.	64,474	3,718,216
KeyCorp	14,095	190,846
M&T Bank Corp.	1,492	181,278
PNC Financial Services Group Inc. (The)[c]	9,159	756,167
Regions Financial Corp.	23,368	236,951
SunTrust Banks Inc.	9,031	343,630
U.S. Bancorp	20,951	880,570
Wells Fargo & Co.	63,677	3,241,159

		15,755,051
COMMERCIAL SERVICES & SUPPLIES — 0.38%
ADT Corp. (The)	2,595	90,306
Cintas Corp.	716	44,822
Iron Mountain Inc.	1,155	38,704

Security	Shares	Value

Republic Services Inc.	3,274	$124,183
Stericycle Inc.[a]	336	39,530
Tyco International Ltd.	2,239	96,613
Waste Management Inc.	3,634	163,130

		597,288
COMMUNICATIONS EQUIPMENT — 1.33%
Cisco Systems Inc.	46,604	1,175,819
F5 Networks Inc.[a,b]	304	34,227
Harris Corp.	960	65,539
Juniper Networks Inc.[a]	3,615	85,097
Motorola Solutions Inc.	1,895	120,674
QUALCOMM Inc.	8,658	638,095

		2,119,451
COMPUTERS & PERIPHERALS — 4.16%
Apple Inc.	43,586	4,165,514
EMC Corp.	16,567	485,413
Hewlett-Packard Co.	36,170	1,288,014
NetApp Inc.	2,672	103,781
SanDisk Corp.	1,406	128,944
Seagate Technology PLC	4,020	235,572
Western Digital Corp.	2,147	214,335

		6,621,573
CONSTRUCTION & ENGINEERING — 0.27%
Chicago Bridge & Iron Co. NV	1,073	63,650
Fluor Corp.	2,135	155,578
Jacobs Engineering Group Inc.[a]	1,719	87,342
KBR Inc.	3,000	61,980
Quanta Services Inc.[a]	1,989	66,612

		435,162
CONSTRUCTION MATERIALS — 0.05%
Martin Marietta Materials Inc.	268	33,294
Vulcan Materials Co.	650	41,034

		74,328
CONSUMER FINANCE — 1.15%
American Express Co.	6,572	578,336
Capital One Financial Corp.	9,807	780,049
Discover Financial Services	5,403	329,907
Navient LLC	8,146	140,111

		1,828,403
CONTAINERS & PACKAGING — 0.27%
Avery Dennison Corp.	1,022	48,249
Ball Corp.	1,167	71,490
Crown Holdings Inc.[a]	1,281	59,631
MeadWestvaco Corp.	1,769	73,944

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2014

Security	Shares	Value

Owens-Illinois Inc.[a]	1,309	$40,828
Rock-Tenn Co. Class A	1,014	100,822
Sealed Air Corp.	1,161	37,291

		432,255
DISTRIBUTORS — 0.10%
Genuine Parts Co.	1,316	108,991
LKQ Corp.[a]	1,754	45,876

		154,867
DIVERSIFIED CONSUMER SERVICES — 0.03%
H&R Block Inc.	1,627	52,276

		52,276
DIVERSIFIED FINANCIAL SERVICES — 1.39%
Berkshire Hathaway Inc. Class Ba	10,830	1,358,407
CME Group Inc.	4,131	305,446
Intercontinental Exchange Inc.	629	120,906
Leucadia National Corp.	4,773	117,941
McGraw Hill Financial Inc.	1,101	88,322
Moody’s Corp.	701	60,987
NASDAQ OMX Group Inc. (The)	1,499	63,243
Voya Financial Inc.	2,661	98,723

		2,213,975
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.68%
AT&T Inc.	60,737	2,161,630
CenturyLink Inc.	8,915	349,825
Frontier Communications Corp.	15,637	102,422
Level 3 Communications Inc.[a]	761	33,469
Verizon Communications Inc.	30,317	1,528,583
Windstream Holdings Inc.	8,175	93,685

		4,269,614
ELECTRIC UTILITIES — 2.16%
American Electric Power Co. Inc.	6,100	317,139
Duke Energy Corp.	7,972	575,020
Edison International	4,025	220,570
Entergy Corp.	2,977	216,815
Exelon Corp.	12,960	402,797
FirstEnergy Corp.	7,701	240,348
NextEra Energy Inc.	3,564	334,624
Northeast Utilities	3,006	131,963
OGE Energy Corp.	1,772	63,703
Pepco Holdings Inc.	2,500	67,125
Pinnacle West Capital Corp.	1,309	70,019
PPL Corp.	7,395	243,961
Southern Co. (The)	8,519	368,788
Xcel Energy Inc.	5,945	183,106

		3,435,978

Security	Shares	Value

ELECTRICAL EQUIPMENT — 0.48%
AMETEK Inc.	1,222	$59,499
Eaton Corp. PLC	4,093	277,996
Emerson Electric Co.	5,004	318,505
Rockwell Automation Inc.	764	85,308
Sensata Technologies Holding NVa	619	28,623

		769,931
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.71%
Amphenol Corp. Class A	790	75,974
Arrow Electronics Inc.[a]	2,408	139,544
Avnet Inc.	3,673	155,478
Corning Inc.	15,787	310,214
Flextronics International Ltd.[a,b]	16,167	167,975
FLIR Systems Inc.	916	30,484
TE Connectivity Ltd.	3,603	222,990
Trimble Navigation Ltd.[a]	1,074	33,187

		1,135,846
ENERGY EQUIPMENT & SERVICES — 1.89%
Baker Hughes Inc.	4,573	314,485
Cameron International Corp.[a]	1,840	130,474
Core Laboratories NV	131	19,182
Diamond Offshore Drilling Inc.	18	842
Ensco PLC Class A	3,898	197,434
FMC Technologies Inc.[a]	1,228	74,662
Halliburton Co.	6,124	422,495
Helmerich & Payne Inc.	814	86,496
Nabors Industries Ltd.	4,080	110,813
National Oilwell Varco Inc.	4,450	360,628
Nobel Corp. PLC	3,919	122,939
Oceaneering International Inc.	653	44,345
Schlumberger Ltd.	8,486	919,798
Superior Energy Services Inc.	1,976	66,394
Weatherford International Ltd.[a]	5,904	132,072

		3,003,059
FOOD & STAPLES RETAILING — 2.98%
Costco Wholesale Corp.	4,697	552,085
CVS Caremark Corp.	12,517	955,798
Kroger Co. (The)	9,954	487,547
Safeway Inc.	6,752	232,674
Sysco Corp.	7,081	252,721
Wal-Mart Stores Inc.	22,102	1,626,265
Walgreen Co.	7,719	530,836
Whole Foods Market Inc.	2,715	103,767

		4,741,693

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2014

Security	Shares	Value

FOOD PRODUCTS — 1.69%
Archer-Daniels-Midland Co.	12,520	$580,928
Bunge Ltd.	4,097	323,007
Campbell Soup Co.	1,437	59,765
ConAgra Foods Inc.	4,381	132,000
General Mills Inc.	4,252	213,238
Hershey Co. (The)	641	56,504
Hormel Foods Corp.	966	43,721
J.M. Smucker Co. (The)	943	93,961
Kellogg Co.	1,897	113,498
Keurig Green Mountain Inc.	422	50,336
Kraft Foods Group Inc.	4,547	243,651
McCormick & Co. Inc. NVS	718	47,230
Mead Johnson Nutrition Co. Class A	685	62,636
Mondelez International Inc. Class A	13,495	485,820
Tyson Foods Inc. Class A	4,810	178,980

		2,685,275
HEALTH CARE EQUIPMENT & SUPPLIES — 1.58%
Abbott Laboratories	10,712	451,189
Baxter International Inc.	3,608	269,481
Becton, Dickinson and Co.	1,258	146,230
Boston Scientific Corp.[a]	7,279	93,026
C.R. Bard Inc.	411	61,334
CareFusion Corp.[a]	1,696	74,268
Covidien PLC	3,404	294,480
DENTSPLY International Inc.	1,064	49,391
Edwards Lifesciences Corp.[a]	450	40,612
Hologic Inc.[a,b]	1,069	27,869
Intuitive Surgical Inc.[a]	196	89,680
Medtronic Inc.	7,241	447,059
ResMed Inc.[b]	708	36,632
St. Jude Medical Inc.	1,682	109,650
Stryker Corp.	1,986	158,423
Varian Medical Systems Inc.[a,b]	634	52,083
Zimmer Holdings Inc.	1,148	114,880

		2,516,287
HEALTH CARE PROVIDERS & SERVICES — 3.40%
Aetna Inc.	4,714	365,476
AmerisourceBergen Corp.	4,886	375,782
Cardinal Health Inc.	7,160	513,014
Cigna Corp.	2,988	269,039
DaVita HealthCare Partners Inc.[a]	1,273	89,670
Express Scripts Holding Co.[a]	9,510	662,371
HCA Holdings Inc.[a]	3,622	236,553
Henry Schein Inc.[a]	687	79,864

Security	Shares	Value

Humana Inc.	2,289	$269,301
Laboratory Corp. of America Holdings[a]	808	83,782
McKesson Corp.	3,053	585,749
Omnicare Inc.	850	53,125
Patterson Companies Inc.	761	29,687
Quest Diagnostics Inc.	1,726	105,459
UnitedHealth Group Inc.	12,589	1,020,338
Universal Health Services Inc. Class B	882	94,021
WellPoint Inc.	5,199	570,902

		5,404,133
HEALTH CARE TECHNOLOGY — 0.04%
Cerner Corp.[a]	1,017	56,138

		56,138
HOTELS, RESTAURANTS & LEISURE — 1.15%
Carnival Corp.	4,228	153,138
Chipotle Mexican Grill Inc.[a]	80	53,800
Darden Restaurants Inc.	1,671	78,119
Las Vegas Sands Corp.	1,574	116,240
Marriott International Inc. Class A	1,160	75,064
McDonald’s Corp.	5,972	564,712
MGM Resorts International[a]	3,540	95,014
Royal Caribbean Cruises Ltd.	1,824	108,802
Starbucks Corp.	2,630	204,298
Starwood Hotels & Resorts Worldwide Inc.	1,109	85,215
Wyndham Worldwide Corp.	916	69,204
Wynn Resorts Ltd.	293	62,468
Yum! Brands Inc.	2,300	159,620

		1,825,694
HOUSEHOLD DURABLES — 0.38%
D.R. Horton Inc.	3,131	64,812
Garmin Ltd.	769	42,326
Leggett & Platt Inc.	1,159	38,015
Lennar Corp. Class A	1,491	54,019
Mohawk Industries Inc.[a]	459	57,269
Newell Rubbermaid Inc.	2,383	77,400
PulteGroup Inc.	5,059	89,291
Toll Brothers Inc.[a]	1,210	39,555
Whirlpool Corp.	1,045	149,059

		611,746
HOUSEHOLD PRODUCTS — 1.32%
Church & Dwight Co. Inc.	747	47,942
Clorox Co. (The)	723	62,807
Colgate-Palmolive Co.	3,721	235,911

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2014

Security	Shares	Value

Energizer Holdings Inc.	550	$63,118
Kimberly-Clark Corp.	2,284	237,239
Procter & Gamble Co. (The)	18,886	1,460,266

		2,107,283
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.22%
AES Corp. (The)	11,147	162,858
Calpine Corp.[a]	2,397	52,830
NRG Energy Inc.	4,212	130,403

		346,091
INDUSTRIAL CONGLOMERATES — 2.06%
3M Co.	3,698	521,011
Danaher Corp.	4,400	325,072
General Electric Co.	93,790	2,358,819
Roper Industries Inc.	517	74,484

		3,279,386
INSURANCE — 4.64%
ACE Ltd.	4,303	430,730
Aflac Inc.	5,847	349,300
Alleghany Corp.[a]	270	111,740
Allstate Corp. (The)	6,741	394,012
American International Group Inc.	28,841	1,499,155
Aon PLC	1,873	158,006
Arch Capital Group Ltd.[a]	1,622	86,696
Assurant Inc.	1,468	93,013
Axis Capital Holdings Ltd.	1,983	85,566
Chubb Corp. (The)	3,034	263,078
Cincinnati Financial Corp.	1,621	74,598
Everest Re Group Ltd.	700	109,137
FNF Group[a]	2,295	62,217
Genworth Financial Inc. Class Aa	8,660	113,446
Hartford Financial Services Group Inc. (The)	6,993	238,881
Lincoln National Corp.	3,783	198,191
Loews Corp.	4,635	195,273
Marsh & McLennan Companies Inc.	3,705	188,103
MetLife Inc.	15,643	822,822
PartnerRe Ltd.	909	94,863
Principal Financial Group Inc.	3,002	149,139
Progressive Corp. (The)	6,770	158,689
Prudential Financial Inc.	6,193	538,605
RenaissanceRe Holdings Ltd.[b]	594	58,099
Torchmark Corp.	1,355	71,463
Travelers Companies Inc. (The)	4,722	422,902
Unum Group	4,172	143,225

Security	Shares	Value

W.R. Berkley Corp.	1,576	$70,305
Willis Group Holdings PLC	1,019	41,524
XL Group PLC	4,802	154,817

		7,377,595
INTERNET & CATALOG RETAIL — 0.47%
Amazon.com Inc.[a]	955	298,906
Expedia Inc.	653	51,861
Liberty Interactive Corp. Series Aa	4,098	114,949
Netflix Inc.[a]	186	78,626
Priceline Group Inc. (The)[a]	142	176,428
TripAdvisor Inc.[a]	223	21,149

		741,919
INTERNET SOFTWARE & SERVICES — 1.76%
Akamai Technologies Inc.[a]	796	46,980
eBay Inc.[a]	7,525	397,320
Equinix Inc.[a]	221	47,409
Facebook Inc. Class Aa	2,189	159,031
Google Inc. Class Aa	1,865	1,080,861
Google Inc. Class Ca	1,288	736,221
LinkedIn Corp. Class Aa	125	22,580
Rackspace Hosting Inc.[a,b]	559	16,932
Twitter Inc.[a]	148	6,688
VeriSign Inc.[a,b]	540	29,187
Yahoo! Inc.[a]	7,193	257,581

		2,800,790
IT SERVICES — 2.47%
Accenture PLC Class A	4,166	330,281
Alliance Data Systems Corp.[a]	224	58,753
Automatic Data Processing Inc.	2,237	181,891
Cognizant Technology Solutions Corp. Class Aa	2,580	126,549
Computer Sciences Corp.	1,537	95,893
Fidelity National Information Services Inc.	2,071	116,804
Fiserv Inc.[a]	1,469	90,593
FleetCor Technologies Inc.[a]	193	25,629
International Business Machines Corp.	9,091	1,742,472
MasterCard Inc. Class A	3,111	230,681
Paychex Inc.	1,331	54,584
Teradata Corp.[a,b]	1,209	50,971
Total System Services Inc.	1,090	34,880
Vantiv Inc. Class Aa	599	19,635
Visa Inc. Class A	1,813	382,561
Western Union Co.	6,361	111,127

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2014

Security	Shares	Value

Xerox Corp.	21,394	$283,684

		3,936,988
LEISURE EQUIPMENT & PRODUCTS — 0.11%
Hasbro Inc.	902	45,064
Mattel Inc.	2,602	92,176
Polaris Industries Inc.	285	42,049

		179,289
LIFE SCIENCES TOOLS & SERVICES — 0.33%
Agilent Technologies Inc.	2,355	132,092
Illumina Inc.[a]	167	26,705
Mettler-Toledo International Inc.[a]	150	38,571
Quintiles Transnational Holdings Inc.[a,b]	356	19,555
Thermo Fisher Scientific Inc.	2,167	263,290
Waters Corp.[a]	500	51,720

		531,933
MACHINERY — 1.74%
AGCO Corp.	1,795	87,434
Caterpillar Inc.	7,312	736,684
Cummins Inc.	1,459	203,370
Deere & Co.	4,498	382,825
Dover Corp.	1,459	125,124
Flowserve Corp.	842	62,342
Illinois Tool Works Inc.	3,027	249,334
Ingersoll-Rand PLC	2,692	158,263
Joy Global Inc.	1,487	88,119
PACCAR Inc.	3,096	192,788
Pall Corp.	532	41,214
Parker Hannifin Corp.	1,322	151,964
Pentair PLC	1,111	71,182
SPX Corp.	392	38,859
Stanley Black & Decker Inc.	1,467	128,289
Xylem Inc.	1,379	48,665

		2,766,456
MEDIA — 3.66%
Cablevision NY Group Class A	2,604	50,049
CBS Corp. Class B NVS	3,322	188,789
Charter Communications Inc. Class Aa	341	52,691
Comcast Corp. Class A	20,482	1,100,498
Comcast Corp. Class A Special NVS	5,307	283,765
DIRECTV[a]	4,119	354,440
Discovery Communications Inc. Series Aa	792	67,486
Discovery Communications Inc. Series C NVS[a,b]	551	46,339

Security	Shares	Value

DISH Network Corp. Class Aa	1,370	$84,748
Interpublic Group of Companies Inc. (The)	4,022	79,274
Liberty Global PLC Series Aa	2,759	114,774
Liberty Global PLC Series C NVS[a,b]	2,840	113,572
Liberty Media Corp. Class Aa	1,570	73,868
Liberty Media Corp. Class Ca	3,140	147,580
News Corp. Class A NVS[a]	6,136	108,300
Omnicom Group Inc.	2,096	146,699
Scripps Networks Interactive Inc. Class A	594	48,952
Sirius XM Holdings Inc.[a]	17,105	57,815
Time Warner Cable Inc.	2,397	347,805
Time Warner Inc.	10,262	851,951
Twenty-First Century Fox Inc. Class A	9,520	301,594
Twenty-First Century Fox Inc. Class B	2,636	83,456
Viacom Inc. Class B NVS	3,461	286,121
Walt Disney Co. (The)	9,720	834,754

		5,825,320
METALS & MINING — 0.60%
Alcoa Inc.	15,128	247,948
Freeport-McMoRan Inc.	13,801	513,673
Newmont Mining Corp.	1,248	31,088
Nucor Corp.	3,213	161,357

		954,066
MULTI-UTILITIES — 1.25%
Alliant Energy Corp.	1,115	62,997
Ameren Corp.	3,133	120,464
CenterPoint Energy Inc.	4,734	115,131
CMS Energy Corp.	2,970	85,922
Consolidated Edison Inc.	3,913	219,480
Dominion Resources Inc.	3,305	223,550
DTE Energy Co.	2,001	147,714
Integrys Energy Group Inc.	1,085	71,133
MDU Resources Group Inc.	1,638	51,613
NiSource Inc.	2,582	97,290
PG&E Corp.	5,200	232,284
Public Service Enterprise Group Inc.	6,016	211,583
SCANA Corp.	1,523	77,490
Sempra Energy	1,934	192,839
Wisconsin Energy Corp.	1,926	83,935

		1,993,425
MULTILINE RETAIL — 0.95%
Dollar General Corp.[a]	2,859	157,902
Dollar Tree Inc.[a]	1,490	81,160

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2014

Security	Shares	Value
Family Dollar Stores Inc.	1,224	$91,494
Kohl’s Corp.	3,705	198,366
Macy’s Inc.	4,478	258,784
Nordstrom Inc.	1,230	85,153
Sears Holdings Corp.[a,b]	1,879	71,684
Target Corp.	9,585	571,170

		1,515,713
OIL, GAS & CONSUMABLE FUELS — 12.09%
Anadarko Petroleum Corp.	3,318	354,528
Antero Resources Corp.[a]	97	5,603
Apache Corp.	6,694	687,206
Cabot Oil & Gas Corp.	1,168	38,486
Cheniere Energy Inc.[a]	42	2,972
Chesapeake Energy Corp.	9,170	241,813
Chevron Corp.	30,608	3,955,778
Cimarex Energy Co.	609	84,663
Cobalt International Energy Inc.[a]	13	208
Concho Resources Inc.[a]	546	76,877
ConocoPhillips	15,498	1,278,585
CONSOL Energy Inc.	1,974	76,631
Continental Resources Inc.[a]	193	28,328
Denbury Resources Inc.	5,286	89,598
Devon Energy Corp.	4,208	317,704
Energen Corp.	598	48,815
EOG Resources Inc.	3,449	377,458
EQT Corp.	611	57,324
Exxon Mobil Corp.	56,770	5,616,824
Hess Corp.	5,112	505,986
HollyFrontier Corp.	3,790	178,168
Kinder Morgan Inc.	3,454	124,275
Kinder Morgan Management LLC[a,b]	400	30,759
Marathon Oil Corp.	10,312	399,590
Marathon Petroleum Corp.	6,373	532,018
Murphy Oil Corp.	2,852	177,195
Noble Energy Inc.	2,510	166,890
Occidental Petroleum Corp.	8,651	845,289
ONEOK Inc.	1,462	94,197
Peabody Energy Corp.	5,028	76,275
Phillips 66	12,948	1,050,212
Pioneer Natural Resources Co.	539	119,367
QEP Resources Inc.	2,187	72,280
Range Resources Corp.	491	37,115
Southwestern Energy Co.[a]	2,451	99,461
Spectra Energy Corp.	3,976	162,698
Tesoro Corp.	3,623	222,959

Security	Shares	Value
Valero Energy Corp.	14,431	$733,095
Whiting Petroleum Corp.[a]	1,110	98,224
Williams Companies Inc. (The)	3,016	170,796

		19,236,250
PAPER & FOREST PRODUCTS — 0.17%
International Paper Co.	5,544	263,340

		263,340
PERSONAL PRODUCTS — 0.07%
Estee Lauder Companies Inc. (The) Class A	1,052	77,280
Herbalife Ltd.[b]	689	36,104

		113,384
PHARMACEUTICALS — 3.93%
AbbVie Inc.	8,467	443,163
Actavis PLC[a]	919	196,905
Allergan Inc.	870	144,298
Bristol-Myers Squibb Co.	7,922	401,012
Eli Lilly and Co.	8,493	518,583
Endo International PLC[a]	601	40,315
Hospira Inc.[a]	1,006	55,803
Johnson & Johnson	15,639	1,565,307
Merck & Co. Inc.	18,930	1,074,088
Mylan Inc.[a]	2,031	100,270
Perrigo Co. PLC	460	69,207
Pfizer Inc.	56,314	1,616,212
Zoetis Inc.	628	20,667

		6,245,830
PROFESSIONAL SERVICES — 0.25%
Dun & Bradstreet Corp. (The)	283	31,138
Equifax Inc.	651	49,535
IHS Inc. Class Aa	249	32,711
Manpowergroup Inc.	1,364	106,242
Nielsen NV	1,489	68,658
Robert Half International Inc.	801	38,969
Towers Watson & Co. Class A	402	41,012
Verisk Analytics Inc. Class Aa	498	29,900

		398,165
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.49%
American Capital Agency Corp.	7,023	162,372
American Realty Capital Properties Inc.	2,581	33,837
American Tower Corp.	1,023	96,561
Annaly Capital Management Inc.	25,755	285,881
AvalonBay Communities Inc.	543	80,407

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2014

Security	Shares	Value
Boston Properties Inc.	641	$76,567
Camden Property Trust	392	28,365
Crown Castle International Corp.	1,081	80,189
Digital Realty Trust Inc.[b]	765	49,258
Duke Realty Corp.	1,563	28,118
Equity Residential	1,356	87,665
Essex Property Trust Inc.	173	32,796
Federal Realty Investment Trust	207	25,275
General Growth Properties Inc.	1,914	44,730
HCP Inc.	3,126	129,823
Health Care REIT Inc.	1,369	87,109
Host Hotels & Resorts Inc.	3,788	82,351
Kimco Realty Corp.	2,055	45,991
Liberty Property Trust	868	30,528
Macerich Co. (The)	656	42,647
Plum Creek Timber Co. Inc.	764	31,607
Prologis Inc.	2,739	111,779
Public Storage	466	79,970
Rayonier Inc.	915	31,165
Realty Income Corp.	1,029	44,298
Regency Centers Corp.	353	19,189
Simon Property Group Inc.	967	162,640
SL Green Realty Corp.	611	65,866
UDR Inc.	986	28,673
Ventas Inc.	1,498	95,123
Vornado Realty Trust	608	64,460
Weyerhaeuser Co.	3,395	106,331

		2,371,571
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.06%
CBRE Group Inc. Class Aa	1,764	54,402
Realogy Holdings Corp.[a]	973	35,767

		90,169
ROAD & RAIL — 0.80%
CSX Corp.	8,815	263,745
Hertz Global Holdings Inc.[a]	4,500	126,990
J.B. Hunt Transport Services Inc.	537	41,488
Kansas City Southern Industries Inc.	546	59,547
Norfolk Southern Corp.	2,595	263,808
Union Pacific Corp.	5,220	513,178

		1,268,756
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.16%
Altera Corp.	2,070	67,731
Analog Devices Inc.	1,726	85,662
Applied Materials Inc.	7,672	160,805

Security	Shares	Value
Avago Technologies Ltd.	1,011	$70,143
Broadcom Corp. Class A	4,385	167,770
Cree Inc.[a,b]	669	31,597
Intel Corp.	56,524	1,915,598
KLA-Tencor Corp.	1,280	91,507
Lam Research Corp.	1,184	82,880
Linear Technology Corp.	1,018	44,930
Marvell Technology Group Ltd.	3,407	45,449
Maxim Integrated Products Inc.	1,795	52,612
Microchip Technology Inc.	917	41,283
Micron Technology Inc.[a]	4,926	150,489
NVIDIA Corp.	4,448	77,840
Texas Instruments Inc.	6,305	291,606
Xilinx Inc.	1,477	60,749

		3,438,651
SOFTWARE — 2.66%
Activision Blizzard Inc.	4,169	93,302
Adobe Systems Inc.[a]	1,638	113,202
ANSYS Inc.[a]	441	33,931
Autodesk Inc.[a]	818	43,640
CA Inc.	3,156	91,145
Citrix Systems Inc.[a]	964	65,292
Electronic Arts Inc.[a]	864	29,030
FireEye Inc.[a,b]	99	3,515
Intuit Inc.	1,052	86,232
Microsoft Corp.	57,036	2,461,674
NetSuite Inc.[a,b]	33	2,782
Nuance Communications Inc.[a,b]	1,560	28,361
Oracle Corp.	22,127	893,710
Red Hat Inc.[a]	459	26,677
Salesforce.com Inc.[a]	610	33,093
ServiceNow Inc.[a,b]	72	4,234
Symantec Corp.	6,285	148,703
Synopsys Inc.[a]	1,072	40,489
VMware Inc. Class Aa,b	263	26,132
Workday Inc. Class Aa,b	47	3,940

		4,229,084
SPECIALTY RETAIL — 1.89%
Advance Auto Parts Inc.	503	60,918
AutoNation Inc.[a,b]	1,064	56,732
AutoZone Inc.[a]	192	99,270
Bed Bath & Beyond Inc.[a,b]	2,108	133,415
Best Buy Co. Inc.	8,068	239,862
CarMax Inc.[a]	1,883	91,909
Dick’s Sporting Goods Inc.	1,010	42,955

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2014

Security	Shares	Value
GameStop Corp. Class A	2,082	$87,382
Gap Inc. (The)	2,180	87,440
Home Depot Inc. (The)	8,870	717,140
L Brands Inc.	1,628	94,375
Lowe’s Companies Inc.	9,309	445,436
O’Reilly Automotive Inc.[a]	538	80,700
PetSmart Inc.	924	62,961
Ross Stores Inc.	1,547	99,627
Staples Inc.	16,270	188,569
Tiffany & Co.	712	69,498
TJX Companies Inc. (The)	4,701	250,516
Tractor Supply Co.	698	43,395
Ulta Salon, Cosmetics & Fragrance Inc.[a]	300	27,699
Urban Outfitters Inc.[a]	971	34,694

		3,014,493
TEXTILES, APPAREL & LUXURY GOODS — 0.38%
Coach Inc.	48	1,659
Fossil Group Inc.[a]	376	36,848
Lululemon Athletica Inc.[a,b]	27	1,039
Michael Kors Holdings Ltd.[a]	388	31,614
Nike Inc. Class B	3,446	265,790
PVH Corp.	559	61,591
Ralph Lauren Corp.	439	68,422
Under Armour Inc. Class Aa,b	384	25,632
VF Corp.	1,933	118,435

		611,030
THRIFTS & MORTGAGE FINANCE — 0.20%
Hudson City Bancorp Inc.	10,760	104,910
New York Community Bancorp Inc.	7,088	112,558
Ocwen Financial Corp.[a,b]	967	29,174
People’s United Financial Inc.	5,110	74,197

		320,839
TOBACCO — 0.95%
Altria Group Inc.	11,060	449,036
Lorillard Inc.	1,824	110,316
Philip Morris International Inc.	10,425	854,954
Reynolds American Inc.	1,777	99,245

		1,513,551
TRADING COMPANIES & DISTRIBUTORS — 0.13%
Fastenal Co.	1,002	44,439
United Rentals Inc.[a,b]	648	68,623
W.W. Grainger Inc.	370	87,005

		200,067

Security	Shares	Value
WATER UTILITIES — 0.05%
American Water Works Co. Inc.	1,518	$72,515

		72,515
WIRELESS TELECOMMUNICATION SERVICES — 0.08%
SBA Communications Corp. Class Aa	144	15,398
Sprint Corp.[a,b]	5,416	39,808
T-Mobile US Inc.[a]	1,948	64,167

		119,373

TOTAL COMMON STOCKS
(Cost: $139,162,902)		158,729,843

SHORT-TERM INVESTMENTS — 0.81%

MONEY MARKET FUNDS — 0.81%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	981,708	981,708
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]	61,233	61,233
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	243,739	243,739

		1,286,680

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,286,680)		1,286,680

TOTAL INVESTMENTS IN SECURITIES — 100.57%
(Cost: $140,449,582)		160,016,523
Other Assets, Less Liabilities — (0.57)%		(906,323)

NET ASSETS — 100.00%		$159,110,200

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2014

	iShares MSCI USA Momentum Factor ETF	iShares MSCI USA Quality Factor ETF	iShares MSCI USA Size Factor ETF

ASSETS
Investments, at cost:
Unaffiliated	$287,165,965	$408,901,504	$113,134,528
Affiliated (Note 2)	279,953	2,003,826	3,680,799

Total cost of investments	$287,445,918	$410,905,330	$116,815,327

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$306,331,870	$437,851,107	$128,960,056
Affiliated (Note 2)	279,953	2,003,826	3,740,641

Total fair value of investments	306,611,823	439,854,933	132,700,697
Cash	138	—	—
Receivables:
Investment securities sold	—	—	186,147
Dividends and interest	155,678	116,474	136,213
Capital shares sold	3,696	—	—

Total Assets	306,771,335	439,971,407	133,023,057

LIABILITIES
Payables:
Investment securities purchased	194,138	—	190,954
Collateral for securities on loan (Note 1)	—	1,516,708	3,163,424
Capital shares redeemed	11,621	—	—
Investment advisory fees (Note 2)	39,747	56,386	16,948

Total Liabilities	245,506	1,573,094	3,371,326

NET ASSETS	$306,525,829	$438,398,313	$129,651,731

Net assets consist of:
Paid-in capital	$288,372,719	$411,483,700	$114,025,737
Undistributed net investment income	157,367	154,825	109,968
Accumulated net realized loss	(1,170,162)	(2,189,815)	(369,344)
Net unrealized appreciation	19,165,905	28,949,603	15,885,370

NET ASSETS	$306,525,829	$438,398,313	$129,651,731

Shares outstanding[b]	4,900,000	7,600,000	2,150,000

Net asset value per share	$62.56	$57.68	$60.30

[a]	Securities on loan with values of $ —, $1,440,211 and $3,040,625, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2014

iShares MSCI USA Value Factor ETF

ASSETS
Investments, at cost:
Unaffiliated	$138,252,243
Affiliated (Note 2)	2,197,339

Total cost of investments	$140,449,582

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$157,688,144
Affiliated (Note 2)	2,328,379

Total fair value of investments	160,016,523
Receivables:
Dividends and interest	177,493

Total Assets	160,194,016

LIABILITIES
Payables:
Investment securities purchased	20,348
Collateral for securities on loan (Note 1)	1,042,941
Investment advisory fees (Note 2)	20,527

Total Liabilities	1,083,816

NET ASSETS	$159,110,200

Net assets consist of:
Paid-in capital	$139,542,737
Undistributed net investment income	238,846
Accumulated net realized loss	(238,324)
Net unrealized appreciation	19,566,941

NET ASSETS	$159,110,200

Shares outstanding[b]	2,550,000

Net asset value per share	$62.40

[a]	Securities on loan with a value of $999,414. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2014

	iShares MSCI USA Momentum Factor ETF	iShares MSCI USA Quality Factor ETF	iShares MSCI USA Size Factor ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$2,822,951	$4,724,232	$2,549,156
Dividends — affiliated (Note 2)	27,785	—	8,423
Interest — affiliated (Note 2)	23	33	20
Securities lending income — affiliated (Note 2)	7,572	12,403	8,016

Total investment income	2,858,331	4,736,668	2,565,615

EXPENSES
Investment advisory fees (Note 2)	322,066	424,286	181,752

Total expenses	322,066	424,286	181,752

Net investment income	2,536,265	4,312,382	2,383,863

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(167,324)	(2,262,252)	(281,319)
Investments — affiliated (Note 2)	50,343	—	(670)
In-kind redemptions — unaffiliated	13,194,910	5,441,897	3,833,748
In-kind redemptions — affiliated (Note 2)	122,254	—	1,573

Net realized gain	13,200,183	3,179,645	3,553,332

Net change in unrealized appreciation/depreciation	13,642,071	28,835,195	10,229,408

Net realized and unrealized gain	26,842,254	32,014,840	13,782,740

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,378,519	$36,327,222	$16,166,603

[a]	Net of foreign withholding tax of $1,249, $989 and $672, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2014

iShares MSCI USA Value Factor ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$2,790,635
Dividends — affiliated (Note 2)	19,545
Interest — affiliated (Note 2)	23
Securities lending income — affiliated (Note 2)	4,162

Total investment income	2,814,365

EXPENSES
Investment advisory fees (Note 2)	192,666

Total expenses	192,666

Net investment income	2,621,699

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(161,735)
Investments — affiliated (Note 2)	67
In-kind redemptions — unaffiliated	4,676,249
In-kind redemptions — affiliated (Note 2)	13,906

Net realized gain	4,528,487

Net change in unrealized appreciation/depreciation	11,736,339

Net realized and unrealized gain	16,264,826

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,886,525

[a]	Net of foreign withholding tax of $188.

See notes to financial statements.

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI USA Momentum Factor ETF		iShares MSCI USA Quality Factor ETF
	Year ended July 31, 2014	Period from April 16, 2013[a] to July 31, 2013	Year ended July 31, 2014	Period from July 16, 2013[a] to July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,536,265	$616,382	$4,312,382	$13,922
Net realized gain (loss)	13,200,183	(32,970)	3,179,645	—
Net change in unrealized appreciation/depreciation	13,642,071	5,523,834	28,835,195	114,408

Net increase in net assets resulting from operations	29,378,519	6,107,246	36,327,222	128,330

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,581,811)	(413,469)	(4,171,479)	—

Total distributions to shareholders	(2,581,811)	(413,469)	(4,171,479)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	285,175,842	161,469,845	347,221,177	110,092,080
Cost of shares redeemed	(146,710,504)	(25,899,839)	(51,199,017)	—

Net increase in net assets from capital share transactions	138,465,338	135,570,006	296,022,160	110,092,080

INCREASE IN NET ASSETS	165,262,046	141,263,783	328,177,903	110,220,410

NET ASSETS
Beginning of period	141,263,783	—	110,220,410	—

End of period	$306,525,829	$141,263,783	$438,398,313	$110,220,410

Undistributed net investment income included in net assets at end of period	$157,367	$202,913	$154,825	$13,922

SHARES ISSUED AND REDEEMED
Shares sold	4,800,000	3,100,000	6,300,000	2,200,000
Shares redeemed	(2,500,000)	(500,000)	(900,000)	—

Net increase in shares outstanding	2,300,000	2,600,000	5,400,000	2,200,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI USA Size Factor ETF		iShares MSCI USA Value Factor ETF
	Year ended July 31, 2014	Period from April 16, 2013[a] to July 31, 2013	Year ended July 31, 2014	Period from April 16, 2013[a] to July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,383,863	$634,193	$2,621,699	$618,123
Net realized gain	3,553,332	474,374	4,528,487	727,421
Net change in unrealized appreciation/depreciation	10,229,408	5,655,962	11,736,339	7,830,602

Net increase in net assets resulting from operations	16,166,603	6,764,529	18,886,525	9,176,146

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,472,309)	(435,779)	(2,566,358)	(434,618)

Total distributions to shareholders	(2,472,309)	(435,779)	(2,566,358)	(434,618)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	20,192,954	111,756,972	51,583,534	111,179,978
Cost of shares redeemed	(14,579,403)	(7,741,836)	(20,801,735)	(7,913,272)

Net increase in net assets from capital share transactions	5,613,551	104,015,136	30,781,799	103,266,706

INCREASE IN NET ASSETS	19,307,845	110,343,886	47,101,966	112,008,234

NET ASSETS
Beginning of period	110,343,886	—	112,008,234	—

End of period	$129,651,731	$110,343,886	$159,110,200	$112,008,234

Undistributed net investment income included in net assets at end of period	$109,968	$198,414	$238,846	$183,505

SHARES ISSUED AND REDEEMED
Shares sold	350,000	2,200,000	850,000	2,200,000
Shares redeemed	(250,000)	(150,000)	(350,000)	(150,000)

Net increase in shares outstanding	100,000	2,050,000	500,000	2,050,000

[a]	Commencement of operations.

See notes to financial statements.

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI USA Momentum Factor ETF

	Year ended Jul. 31, 2014	Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$54.33	$51.62

Income from investment operations:
Net investment income[b]	0.70	0.29
Net realized and unrealized gain[c]	8.24	2.62

Total from investment operations	8.94	2.91

Less distributions from:
Net investment income	(0.71)	(0.20)

Total distributions	(0.71)	(0.20)

Net asset value, end of period	$62.56	$54.33

Total return	16.54%	5.65%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$306,526	$141,264
Ratio of expenses to average net assets[e]	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.18%	1.88%
Portfolio turnover rate[f]	123%	38%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI USA Quality Factor ETF

	Year ended Jul. 31, 2014	Period from Jul. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$50.10	$50.04

Income from investment operations:
Net investment income[b]	0.85	0.01
Net realized and unrealized gain[c]	7.51	0.05

Total from investment operations	8.36	0.06

Less distributions from:
Net investment income	(0.78)	—

Total distributions	(0.78)	—

Net asset value, end of period	$57.68	$50.10

Total return	16.76%	0.12%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$438,398	$110,220
Ratio of expenses to average net assets[e]	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.52%	0.31%
Portfolio turnover rate[f]	27%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI USA Size Factor ETF

	Year ended Jul. 31, 2014	Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$53.83	$50.68

Income from investment operations:
Net investment income[b]	1.13	0.31
Net realized and unrealized gain[c]	6.51	3.05

Total from investment operations	7.64	3.36

Less distributions from:
Net investment income	(1.17)	(0.21)

Total distributions	(1.17)	(0.21)

Net asset value, end of period	$60.30	$53.83

Total return	14.31%	6.66%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$129,652	$110,344
Ratio of expenses to average net assets[e]	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.97%	2.05%
Portfolio turnover rate[f]	13%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI USA Value Factor ETF

	Year ended Jul. 31, 2014	Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$54.64	$50.26

Income from investment operations:
Net investment income[b]	1.20	0.30
Net realized and unrealized gain[c]	7.72	4.29

Total from investment operations	8.92	4.59

Less distributions from:
Net investment income	(1.16)	(0.21)

Total distributions	(1.16)	(0.21)

Net asset value, end of period	$62.40	$54.64

Total return	16.47%	9.16%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$159,110	$112,008
Ratio of expenses to average net assets[e]	0.15%	0.15%
Ratio of net investment income to average net assets[e]	2.04%	1.98%
Portfolio turnover rate[f]	8%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI USA Momentum Factor	Diversified
MSCI USA Quality Factor	Non-diversified
MSCI USA Size Factor	Diversified
MSCI USA Value Factor	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of July 31, 2014, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2014 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® TRUST

borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of July 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI USA Quality Factor	$1,440,211	$1,440,211	$—
MSCI USA Size Factor	3,040,625	3,040,625	—
MSCI USA Value Factor	999,414	999,414	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI USA Momentum Factor	0.15%
MSCI USA Quality Factor	0.15
MSCI USA Size Factor	0.15
MSCI USA Value Factor	0.15

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 70% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

For the year ended July 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
MSCI USA Momentum Factor	$4,005
MSCI USA Quality Factor	6,394
MSCI USA Size Factor	3,916
MSCI USA Value Factor	1,934

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 75% of securities lending income and (ii) the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended July 31, 2014, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
MSCI USA Momentum Factor
BlackRock Inc.	5,495	7,735	(13,230)	—	$—	$27,785	$172,597

MSCI USA Size Factor
BlackRock Inc.	555	150	(76)	629	$191,675	$4,155	$(242)
PNC Financial Services Group Inc. (The)	1,902	735	(208)	2,429	200,538	4,268	1,145

					$392,213	$8,423	$903

MSCI USA Value Factor
BlackRock Inc.	625	390	(78)	937	$285,532	$5,054	$1,800
PNC Financial Services Group Inc. (The)	7,216	3,230	(1,287)	9,159	756,167	14,491	12,173

					$1,041,699	$19,545	$13,973

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2014 were as follows:

iShares ETF	Purchases	Sales
MSCI USA Momentum Factor	$263,844,258	$263,257,822
MSCI USA Quality Factor	76,776,734	76,463,771
MSCI USA Size Factor	15,695,961	15,575,082
MSCI USA Value Factor	10,658,353	10,745,704

In-kind transactions (see Note 4) for the year ended July 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI USA Momentum Factor	$284,199,148	$146,100,444
MSCI USA Quality Factor	346,478,587	50,872,492
MSCI USA Size Factor	20,014,931	14,453,807
MSCI USA Value Factor	51,346,810	20,496,679

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2014, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI USA Momentum Factor	$12,728,912	$(12,728,912)
MSCI USA Quality Factor	5,369,460	(5,369,460)
MSCI USA Size Factor	3,794,534	(3,794,534)
MSCI USA Value Factor	4,635,237	(4,635,237)

The tax character of distributions paid during the year ended July 31, 2014 and the period ended July 31, 2013 was as follows:

iShares ETF	2014	2013
MSCI USA Momentum Factor
Ordinary income	$2,581,811	$413,469

MSCI USA Quality Factor
Ordinary income	$4,171,479	$—

MSCI USA Size Factor
Ordinary income	$2,472,309	$435,779

MSCI USA Value Factor
Ordinary income	$2,566,358	$434,618

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI USA Momentum Factor	$157,367	$(178,551)	$18,879,571	$(705,277)	$18,153,110
MSCI USA Quality Factor	154,825	(50,270)	28,212,183	(1,402,125)	26,914,613
MSCI USA Size Factor	109,968	(55,807)	15,571,833	—	15,625,994
MSCI USA Value Factor	238,846	—	19,351,056	(22,439)	19,567,463

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2014, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI USA Momentum Factor	$178,551
MSCI USA Quality Factor	50,270
MSCI USA Size Factor	55,807

For the year ended July 31, 2014, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
MSCI USA Momentum Factor	$868,474
MSCI USA Value Factor	29,236

As of July 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Unrealized Appreciation (Depreciation)
MSCI USA Momentum Factor	$287,732,252	$22,698,361	$(3,818,790)	$18,879,571
MSCI USA Quality Factor	411,642,750	33,902,306	(5,690,123)	28,212,183
MSCI USA Size Factor	117,128,864	17,582,087	(2,010,254)	15,571,833
MSCI USA Value Factor	140,665,467	20,978,470	(1,627,414)	19,351,056

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	57

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Quality Factor ETF, iShares MSCI USA Size Factor ETF and iShares MSCI USA Value Factor ETF (the “Funds”) at July 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2014

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended July 31, 2014 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
MSCI USA Momentum Factor	100.00%
MSCI USA Quality Factor	100.00
MSCI USA Size Factor	94.72
MSCI USA Value Factor	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2014:

iShares ETF	Qualified Dividend Income
MSCI USA Momentum Factor	$2,581,811
MSCI USA Quality Factor	4,171,479
MSCI USA Size Factor	2,382,883
MSCI USA Value Factor	2,566,358

In February 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2014. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	59

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds were lower than the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	61

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board further noted management’s assertion that future economies of scale for each Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds, except for iShares MSCI USA Value Factor ETF. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	63

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI USA Momentum Factor	$0.708315	$—	$0.003050	$0.711365	100%	—%	0%[a]	100%
MSCI USA Quality Factor	0.780312	—	—	0.780312	100	—	—	100
MSCI USA Size Factor	1.148385	—	0.021526	1.169911	98	—	2	100
MSCI USA Value Factor	1.158088	—	0.006635	1.164723	99	—	1	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI USA Momentum Factor ETF

Period Covered: July 1, 2013 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	252	100.00%

iShares MSCI USA Quality Factor ETF

Period Covered: October 1, 2013 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	188	100.00%

iShares MSCI USA Size Factor ETF

Period Covered: July 1, 2013 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	252	100.00%

iShares MSCI USA Value Factor ETF

Period Covered: July 1, 2013 through June 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	252	100.00%

SUPPLEMENTAL INFORMATION	65

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 311 funds (as of July 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (43)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	67

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	69

Notes:

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-711-0714

Item 2. Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended July 31, 2014, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the fifty-five series of the Registrant for which the fiscal year-end is July 31, 2014 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $749,640 for the fiscal year ended July 31, 2013 and $700,900 for the fiscal year ended July 31, 2014.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended July 31, 2013 and July 31, 2014 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $205,110 for the fiscal year ended July 31, 2013 and $202,235 for the fiscal year ended July 31, 2014.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended July 31, 2013 and July 31, 2014 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended July 31, 2014 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were, $4,910,095 for the fiscal year ended July 31, 2013 and $3,518,886 for the fiscal year ended July 31, 2014.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6. Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)
Date:	September 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)
Date:	September 24, 2014

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date:	September 24, 2014